UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-20-310800) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—All Asset Funds
•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	6.01%	3.33%	5.01%	5.24%	7.07%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	5.95%	3.23%	4.91%	5.13%	6.97%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	5.93%	3.18%	4.86%	5.08%	6.91%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	5.87%	3.08%	4.75%	4.98%	6.81%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	5.79%	2.92%	4.60%	4.82%	6.61%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	1.83%	(0.94)%	3.80%	4.42%	6.46%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	5.40%	2.15%	3.82%	4.04%	5.82%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	4.40%	1.18%	3.82%	4.04%	5.82%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	5.66%	2.66%	4.34%	4.56%	6.34%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	2.45%	1.82%	4.33%	4.06%	5.83%♦
Lipper International Income Funds Average	8.15%	2.48%	3.01%	1.82%	5.17%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.60% for the Institutional Class shares, 0.70% for I-2 shares, 0.80% for I-3 shares, 0.85% for Administrative Class shares, 1.00% for Class A shares, 1.75% for Class C shares, and 1.25% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of September 30, 2020†§

United States	46.2%
United Kingdom	7.9%
Japan	7.9%
China	7.1%
Short-Term Instruments‡	3.4%
Spain	3.1%
Denmark	2.8%
Australia	2.6%
France	2.4%
Cayman Islands	2.3%
Italy	1.7%
South Korea	1.4%
Qatar	1.3%
Germany	1.2%
Canada	1.2%
Other	7.5%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities contributed to relative performance as total returns for these securities were positive.

»

Positions in emerging market external debt contributed to relative performance as spreads tightened. The JP Morgan Emerging Market Bond Index, which generally tracks the spread of emerging market external debt, fell.

»	Positions in high-yield corporates contributed to relative performance as spreads tightened.

»	Underweight exposure to non-financial investment-grade corporate credit detracted from relative performance as spreads tightened.

»	Overweight exposure to duration in China in the middle of the reporting period detracted from relative performance as yields rose.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,060.10	$2.69	$1,000.00	$1,022.46	$2.64	0.52%
I-2	1,000.00	1,059.50	3.20	1,000.00	1,021.96	3.14	0.62
I-3	1,000.00	1,059.30	3.46	1,000.00	1,021.71	3.40	0.67
Administrative Class	1,000.00	1,058.70	3.97	1,000.00	1,021.21	3.90	0.77
Class A	1,000.00	1,057.90	4.75	1,000.00	1,020.46	4.66	0.92
Class C	1,000.00	1,054.00	8.60	1,000.00	1,016.70	8.44	1.67
Class R	1,000.00	1,056.60	6.03	1,000.00	1,019.20	5.92	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$10.45	$0.10	$0.53	$0.63	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	10.90	0.24	0.01	0.25	(0.67)	(0.03)	0.00	(0.70)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	0.00	(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.16	0.20	0.29	0.49	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.01	0.19	(0.15)	0.04	(0.69)	(0.17)	(0.03)	(0.89)

I-2

04/01/2020 - 09/30/2020+	10.45	0.10	0.52	0.62	(0.09)	0.00	0.00	(0.09)

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	0.00	(0.69)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	0.00	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	0.00	(0.14)

03/31/2016	11.01	0.18	(0.15)	0.03	(0.68)	(0.17)	(0.03)	(0.88)

I-3

04/01/2020 - 09/30/2020+	10.45	0.09	0.53	0.62	(0.09)	0.00	0.00	(0.09)

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	0.00	(0.69)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	0.00	(0.30)

Administrative Class

04/01/2020 - 09/30/2020+	10.45	0.09	0.52	0.61	(0.08)	0.00	0.00	(0.08)

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	0.00	(0.68)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	0.00	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.01	0.16	(0.15)	0.01	(0.66)	(0.17)	(0.03)	(0.86)

Class A

04/01/2020 - 09/30/2020+	10.45	0.08	0.52	0.60	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	0.00	(0.66)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	0.00	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	0.00	(0.12)

03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	0.00	(0.10)

03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)

Class C

04/01/2020 - 09/30/2020+	10.45	0.04	0.52	0.56	(0.03)	0.00	0.00	(0.03)

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	0.00	(0.58)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	0.00	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	0.00	(0.04)

03/31/2017	10.16	0.07	0.29	0.36	(0.03)	0.00	0.00	(0.03)

03/31/2016	11.01	0.07	(0.15)	(0.08)	(0.57)	(0.17)	(0.03)	(0.77)

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.98	6.01%	$8,113,760	0.52	%*	0.52	%*	0.50	%*	0.50	%*	1.90	%*	256%

10.45	2.22	7,276,178	0.60		0.60		0.50		0.50		2.18		333

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

10.50	4.80	4,934,256	0.55		0.55		0.50		0.50		1.87		252

10.16	0.59	4,963,502	0.51		0.51		0.50		0.50		1.84		313

10.98	5.95	2,706,664	0.62	*	0.62	*	0.60	*	0.60	*	1.80	*	256

10.45	2.12	2,323,448	0.70		0.70		0.60		0.60		2.08		333

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

10.50	4.70	1,467,122	0.65		0.65		0.60		0.60		1.71		252

10.16	0.49	943,560	0.61		0.61		0.60		0.60		1.71		313

10.98	5.93	173,967	0.67	*	0.72	*	0.65	*	0.70	*	1.74	*	256

10.45	2.08	87,917	0.75		0.80		0.65		0.70		1.99		333

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

10.98	5.87	144,374	0.77	*	0.77	*	0.75	*	0.75	*	1.65	*	256

10.45	1.97	118,743	0.85		0.85		0.75		0.75		1.93		333

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

10.50	4.54	92,478	0.80		0.80		0.75		0.75		1.59		252

10.16	0.34	72,063	0.76		0.76		0.75		0.75		1.52		313

10.98	5.79	1,092,990	0.92	*	0.92	*	0.90	*	0.90		1.49	*	256

10.45	1.81	1,016,466	1.00		1.00		0.90		0.90		1.79		333

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

10.50	4.38	454,901	0.95		0.95		0.90		0.90		1.52		252

10.16	0.19	495,704	0.91		0.91		0.90		0.90		1.41		313

10.98	5.40	68,382	1.67	*	1.67	*	1.65	*	1.65	*	0.74	*	256

10.45	1.06	69,590	1.75		1.75		1.65		1.65		1.04		333

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

10.49	3.50	103,486	1.70		1.70		1.65		1.65		0.70		252

10.16	(0.54)	91,505	1.66		1.66		1.65		1.65		0.67		313

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

04/01/2020 - 09/30/2020+	$10.45	$0.07	$0.52	$0.59	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2020	10.90	0.17	0.01	0.18	(0.60)	(0.03)	0.00	(0.63)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	0.00	(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	0.00	(0.08)

03/31/2016	11.01	0.12	(0.15)	(0.03)	(0.62)	(0.17)	(0.03)	(0.82)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.98	5.66%	$67,097	1.17	%*	1.17	%*	1.15	%*	1.15	%*	1.24	%*	256%

10.45	1.56	66,882	1.25		1.25		1.15		1.15		1.54		333

10.90	3.58	67,237	1.20		1.20		1.15		1.15		1.50		202

10.78	3.61	55,673	1.21		1.21		1.15		1.15		1.16		154

10.50	4.12	45,852	1.20		1.20		1.15		1.15		1.21		252

10.16	(0.06)	41,007	1.16		1.16		1.15		1.15		1.17		313

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$18,536,105
Investments in Affiliates	629,111

Financial Derivative Instruments
Exchange-traded or centrally cleared	14,869
Over the counter	91,377
Cash	65
Deposits with counterparty	92,422
Foreign currency, at value	50,241
Receivable for investments sold	289,091
Receivable for TBA investments sold	7,635,774
Receivable for Fund shares sold	32,099
Interest and/or dividends receivable	72,995
Dividends receivable from Affiliates	594
Reimbursement receivable from PIMCO	7
Other assets	189

Total Assets	27,444,939

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,420,732
Payable for sale-buyback transactions	188,471
Payable for short sales	1,381,416

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,137
Over the counter	130,267
Payable for investments purchased	334,020
Payable for investments in Affiliates purchased	594
Payable for TBA investments purchased	11,534,437
Deposits from counterparty	48,769
Payable for Fund shares redeemed	18,763
Distributions payable	3,070
Accrued investment advisory fees	2,517
Accrued supervisory and administrative fees	2,916
Accrued distribution fees	86
Accrued servicing fees	253
Other liabilities	257

Total Liabilities	15,077,705

Net Assets	$12,367,234

Net Assets Consist of:

Paid in capital	$11,980,788
Distributable earnings (accumulated loss)	386,446

Net Assets	$12,367,234

Cost of investments in securities	$17,851,197
Cost of investments in Affiliates	$627,041
Cost of foreign currency held	$57,393
Proceeds received on short sales	$1,385,959
Cost or premiums of financial derivative instruments, net	$37,700

* Includes repurchase agreements of:	$6,593

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$8,113,760
I-2	2,706,664
I-3	173,967
Administrative Class	144,374
Class A	1,092,990
Class C	68,382
Class R	67,097

Shares Issued and Outstanding:

Institutional Class	739,079
I-2	246,550
I-3	15,847
Administrative Class	13,151
Class A	99,561
Class C	6,229
Class R	6,112

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.98
I-2	10.98
I-3	10.98
Administrative Class	10.98
Class A	10.98
Class C	10.98
Class R	10.98

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Six Months Ended September 30, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$136,086
Dividends	119
Dividends from Investments in Affiliates	4,783
Total Income	140,988

Expenses:

Investment advisory fees	14,543
Supervisory and administrative fees	16,832
Distribution and/or servicing fees - Administrative Class	159
Distribution fees - Class C	262
Distribution fees - Class R	84
Servicing fees - Class A	1,342
Servicing fees - Class C	88
Servicing fees - Class R	84
Trustee fees	25
Interest expense	1,359
Miscellaneous expense	29
Total Expenses	34,807
Waiver and/or Reimbursement by PIMCO	(37)
Net Expenses	34,770

Net Investment Income (Loss)	106,218

Net Realized Gain (Loss):

Investments in securities	164,254
Investments in Affiliates	244
Exchange-traded or centrally cleared financial derivative instruments	(134,532)
Over the counter financial derivative instruments	(197,918)
Short sales	(8,754)
Foreign currency	(102,513)

Net Realized Gain (Loss)	(279,219)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	594,304
Investments in Affiliates	18,827
Exchange-traded or centrally cleared financial derivative instruments	237,523
Over the counter financial derivative instruments	(3,033)
Short sales	(1,262)
Foreign currency assets and liabilities	(16,352)

Net Change in Unrealized Appreciation (Depreciation)	830,007

Net Increase (Decrease) in Net Assets Resulting from Operations	$657,006

* Foreign tax withholdings	$617

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$106,218	$251,017
Net realized gain (loss)	(279,219)	230,409
Net change in unrealized appreciation (depreciation)	830,007	(259,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	657,006	222,254

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(68,322)	(512,566)
I-2	(20,722)	(164,196)
I-3	(1,213)	(5,824)
Administrative Class	(972)	(7,410)
Class A	(7,384)	(72,889)
Class C	(217)	(3,952)
Class R	(379)	(3,827)

Total Distributions(a)	(99,209)	(770,664)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	850,213	669,059

Total Increase (Decrease) in Net Assets	1,408,010	120,649

Net Assets:

Beginning of period	10,959,224	10,838,575
End of period	$12,367,234	$10,959,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.9%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	55,060	$351

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		136,540	916

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$5,750	2,401
1.000% due 07/09/2029		126	57

			3,374

Total Argentina (Cost $11,405)			3,725

AUSTRALIA 3.9%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.735% due 07/21/2026	AUD	4,054	2,899

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.004% due 12/05/2059 •		$857	853
1.084% due 09/05/2057 •		11,671	11,688

RESIMAC Premier
0.000% due 02/07/2052 •(b)		5,300	5,303

			17,844

SOVEREIGN ISSUES 3.8%

Australia Government International Bond
0.500% due 09/21/2026	AUD	270,600	194,404
1.750% due 06/21/2051		39,200	28,318
3.000% due 03/21/2047		61,100	56,609

New South Wales Treasury Corp.
2.000% due 03/20/2031		22,110	16,941
3.000% due 02/20/2030		40,000	33,432

Northern Territory Treasury Corp.
2.000% due 04/21/2031		8,800	6,516

Queensland Treasury Corp.
1.750% due 08/21/2031		26,150	19,515
3.500% due 08/21/2030		51,500	44,957

South Australia Government Financing Authority
1.750% due 05/24/2032		17,100	12,568
2.750% due 05/24/2030		12,000	9,795

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Treasury Corp. of Victoria
1.500% due 11/20/2030	AUD	31,800	$23,355
2.500% due 10/22/2029		3,500	2,819
4.250% due 12/20/2032		23,500	22,161

Western Australian Treasury Corp.
2.750% due 07/24/2029		3,950	3,248

			474,638

Total Australia (Cost $473,830)			495,381

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	400	502

Total Austria (Cost $468)			502

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030		$34,435	36,229
7.250% due 03/17/2044		900	1,028

			37,257

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		6,000	6,030

Total Brazil (Cost $42,666)			43,287

CANADA 1.8%

CORPORATE BONDS & NOTES 1.0%

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~		$34,800	34,793

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	11,214

HSBC Bank Canada
1.650% due 09/10/2022		$14,600	14,953
3.300% due 11/28/2021		22,600	23,371

Toronto-Dominion Bank
2.100% due 07/15/2022		34,500	35,576

			119,907

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	11,027	$8,343
2.867% due 02/12/2055 ~		16,700	12,701
3.072% due 08/12/2053		2,401	1,844
3.650% due 08/12/2053		6,200	5,014

			27,902

SOVEREIGN ISSUES 0.6%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		10,682	11,342

Province of Ontario
2.500% due 04/27/2026		$4,000	4,392
2.600% due 06/02/2027	CAD	46,300	38,472

Province of Quebec
3.000% due 09/01/2023		19,200	15,483
5.000% due 12/01/2038		8,100	9,053

			78,742

Total Canada (Cost $221,874)			226,551

CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 2.7%

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(b)		$30,350	30,350

Bowman Park CLO Ltd.
1.436% due 11/23/2025 •		4,486	4,480

Brookside Mill CLO Ltd.
1.093% due 01/17/2028 •		5,604	5,559

Cent CLO Ltd.
1.345% due 10/15/2026 •		22,628	22,549

CIFC Funding Ltd.
1.105% due 10/25/2027 •		18,212	18,074

Elmwood CLO Ltd.
1.622% due 04/20/2030 •		8,750	8,750

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		5,333	5,296

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		4,991	4,992

Flagship CLO Ltd.
1.121% due 01/16/2026 •		1,912	1,910

GoldentTree Loan Management U.S. CLO Ltd.
1.612% due 01/20/2033 •		24,600	24,545

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		11,248	11,155

MidOcean Credit CLO
1.522% due 01/20/2029 •		6,400	6,377

Monarch Grove CLO
1.125% due 01/25/2028 •		12,634	12,513

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO Ltd.
1.075% due 10/15/2026 •	$1,948	$1,937

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •	7,229	7,209

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •	6,597	6,549

OZLM Ltd.
1.348% due 07/30/2027 •	23,048	22,878

Palmer Square Loan Funding Ltd.
2.005% due 07/20/2028 •	12,500	12,515

Sound Point CLO Ltd.
1.162% due 01/20/2028 •	5,278	5,246

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •	2,931	2,926

Symphony CLO Ltd.
1.155% due 04/15/2028 •	4,621	4,592
1.218% due 07/14/2026 •	8,082	8,040

Telos CLO Ltd.
1.223% due 04/17/2028 •	12,252	12,174

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •	1,814	1,808

TICP CLO Ltd.
1.112% due 04/20/2028 •	40,067	39,695

Tralee CLO Ltd.
1.382% due 10/20/2028 •	20,600	20,427

Venture CLO Ltd.
1.155% due 04/15/2027 •	4,318	4,279
1.286% due 08/28/2029 •	21,800	21,664

WhiteHorse Ltd.
1.203% due 04/17/2027 •	1,707	1,703

		330,192

CORPORATE BONDS & NOTES 0.7%

Ambac LSNI LLC
6.000% due 02/12/2023 •	773	774

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023	7,200	7,524

Country Garden Holdings Co. Ltd.
7.125% due 04/25/2022	1,700	1,779

KSA Sukuk Ltd.
2.894% due 04/20/2022	4,900	5,060

QNB Finance Ltd.
1.251% (US0003M + 1.000%) due 05/02/2022 ~	1,000	999
1.308% (SOFRRATE + 1.225%) due 02/12/2022 ~	6,000	6,015
1.606% (US0003M + 1.350%) due 05/31/2021 ~	43,500	43,679

Sands China Ltd.
4.600% due 08/08/2023	4,200	4,488

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 08/08/2025		$4,100	$4,486
5.400% due 08/08/2028		9,200	10,267

Sunac China Holdings Ltd.
7.875% due 02/15/2022		4,600	4,658

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,300	1,432

			91,161

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

BDS Ltd.
1.450% due 09/15/2035 •		10,700	10,747

Total Cayman Islands (Cost $431,781)			432,100

CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
2.450% due 01/31/2031		$9,700	10,200

Total Chile (Cost $9,696)			10,200

CHINA 11.0%

CORPORATE BONDS & NOTES 0.0%

New Metro Global Ltd.
7.500% due 12/16/2021		$2,300	2,360

SOVEREIGN ISSUES 11.0%

China Development Bank
2.890% due 06/22/2025	CNY	395,800	56,610
3.050% due 08/25/2026		811,100	115,361
3.180% due 04/05/2026		333,600	48,028
3.430% due 01/14/2027		23,000	3,346
3.500% due 08/13/2026		404,900	59,231
3.680% due 02/26/2026		2,506,000	369,838
3.740% due 09/10/2025		7,300	1,082
3.800% due 01/25/2036		63,000	9,060
4.040% due 04/10/2027		851,200	127,819
4.040% due 07/06/2028		181,100	27,133
4.150% due 10/26/2025		54,900	8,289
4.240% due 08/24/2027		1,581,200	240,750
4.880% due 02/09/2028		530,900	83,828

China Government Bond
2.700% due 11/03/2026		170,500	24,445
2.740% due 08/04/2026		654,000	94,161
2.850% due 06/04/2027		152,800	21,945
2.950% due 06/16/2023		43,900	6,479

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.220% due 12/06/2025	CNY	44,000	$6,552
3.290% due 10/18/2023		131,900	19,638
3.400% due 02/09/2027		26,000	3,893
3.820% due 11/02/2027		179,700	27,695

			1,355,183

Total China (Cost $1,336,440)			1,357,543

DENMARK 4.3%

CORPORATE BONDS & NOTES 4.3%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,044,976	165,061
1.500% due 10/01/2050		27,272	4,400

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		539,422	85,056
1.500% due 10/01/2050		73,461	11,852

Nykredit Realkredit A/S
1.000% due 10/01/2050		1,432,124	225,810
1.500% due 10/01/2050		281,527	45,422

Total Denmark (Cost $500,817)			537,601

FRANCE 3.8%

CORPORATE BONDS & NOTES 0.6%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$45,940	45,804
3.375% due 01/23/2026	GBP	8,500	12,073
6.750% due 03/14/2022 •(h)(i)		$1,200	1,238
7.625% due 03/30/2021 •(h)(i)		500	509

Danone S.A.
2.077% due 11/02/2021		2,000	2,031
2.589% due 11/02/2023		1,300	1,372

Dexia Credit Local S.A.
3.250% due 09/26/2023		6,800	7,371

Pernod Ricard S.A.
4.450% due 01/15/2022		3,400	3,568
5.750% due 04/07/2021		496	510

Societe Generale S.A.
6.750% due 04/07/2021 •(h)(i)	EUR	800	951
7.375% due 09/13/2021 •(h)(i)		$1,400	1,438

			76,865

SOVEREIGN ISSUES 3.2%

France Government International Bond
0.750% due 05/25/2052	EUR	43,100	55,259

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 05/25/2050	EUR	27,400	$42,169
2.000% due 05/25/2048 (l)		128,800	217,369
3.250% due 05/25/2045		38,900	77,951

			392,748

Total France (Cost $356,438)			469,613

GERMANY 1.9%

CORPORATE BONDS & NOTES 1.9%

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,300	1,524
1.073% (US0003M + 0.815%) due 01/22/2021 ~		$19,900	19,901
1.539% (US0003M + 1.290%) due 02/04/2021 ~		6,500	6,508
1.625% due 01/20/2027	EUR	2,000	2,350
1.750% due 01/17/2028		5,200	6,142
2.222% due 09/18/2024 •		$12,000	12,087
2.625% due 12/16/2024	GBP	2,900	3,801
2.625% due 02/12/2026	EUR	23,500	28,997
3.150% due 01/22/2021		$2,000	2,013
3.547% due 09/18/2031 •		200	201
3.961% due 11/26/2025 •		32,100	34,159
4.250% due 02/04/2021		9,200	9,298
4.250% due 10/14/2021		60,000	61,709

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	500	587

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)		9,000	10,609

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,400	1,649

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$2,900	3,068

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	11,692

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	3,700	4,338
0.625% due 09/08/2021		3,200	3,776
1.875% due 01/31/2024		5,900	7,210
2.500% due 07/31/2026		4,400	5,627

Volkswagen Leasing GmbH
0.021% due 07/06/2021 •		2,700	3,164

Total Germany (Cost $235,450)			240,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$16,800	$18,085

Total Guernsey, Channel Islands (Cost $16,780)			18,085

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$11,400	10,750

State Bank of India
4.000% due 01/24/2022		2,180	2,244

Total India (Cost $13,702)			12,994

INDONESIA 0.1%

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	8,400	10,405
2.875% due 07/08/2021		6,200	7,427

Total Indonesia (Cost $16,979)			17,832

IRELAND 1.1%

ASSET-BACKED SECURITIES 1.0%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	5,500	6,419

Arbour CLO DAC
0.870% due 01/15/2030 •		8,800	10,286

Aurium CLO DAC
0.670% due 04/16/2030 •		7,500	8,753

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •		16,850	19,778

Castle Park CLO DAC
0.565% due 01/15/2028 •		1,897	2,217

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •		7,700	8,969

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		20,880	24,459

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •		8,150	9,574

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		8,800	10,269

Toro European CLO DAC
0.900% due 10/15/2030 •		23,700	27,749

			128,473

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,500	$2,555
4.500% due 05/15/2021		7,000	7,134

AIB Group PLC
4.263% due 04/10/2025 •		300	323
4.750% due 10/12/2023		3,200	3,482

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		518	527

			14,021

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

European Loan Conduit
1.000% due 02/17/2030 •	EUR	2,697	3,136

Total Ireland (Cost $140,682)			145,630

ISRAEL 1.2%

SOVEREIGN ISSUES 1.2%

Israel Government Bond - Fixed
1.000% due 04/30/2021	ILS	269,700	79,172
2.000% due 03/31/2027		111,200	35,694

Israel Government International Bond
3.375% due 01/15/2050		$1,600	1,779
3.800% due 05/13/2060		22,300	26,648
3.875% due 07/03/2050		600	723
4.125% due 01/17/2048		6,600	8,379

Total Israel (Cost $147,409)			152,395

ITALY 2.7%

CORPORATE BONDS & NOTES 1.3%

Banca Carige SpA
0.913% due 02/25/2021 •	EUR	6,000	7,045
1.013% (EUR003M + 1.500%) due 05/25/2022 ~		32,500	38,360
1.247% due 10/25/2021 •		34,500	40,712

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		19,935	24,304
2.625% due 04/28/2025		8,000	9,315
3.625% due 09/24/2024		1,500	1,814
4.000% due 07/10/2022		600	725

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)		3,300	3,919
7.750% due 01/11/2027 •(h)(i)		3,400	4,496

UniCredit SpA
7.500% due 06/03/2026 •(h)(i)		4,200	5,342
7.830% due 12/04/2023		$22,190	26,017
9.250% due 06/03/2022 •(h)(i)	EUR	1,200	1,531

			163,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.4%

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024	EUR	27,800	$34,623
1.800% due 03/01/2041		12,400	15,230
1.850% due 07/01/2025 (l)		46,300	58,344
2.450% due 09/01/2050 (l)		36,570	49,855

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	9,664

			167,716

Total Italy (Cost $307,541)			331,296

JAPAN 12.2%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$17,325	17,544
2.241% due 02/16/2021		2,300	2,313
2.362% due 05/28/2021		100	101

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •(l)		3,400	4,142

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		7,200	7,467
2.950% due 03/01/2021		3,674	3,714

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		3,400	3,509

Mizuho Financial Group, Inc.
0.880% (US0003M + 0.630%) due 05/25/2024 ~		18,500	18,497
1.130% (US0003M + 0.880%) due 09/11/2022 ~		16,600	16,764
1.250% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,930
2.953% due 02/28/2022		300	310
3.922% due 09/11/2024 •		9,600	10,442

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		7,600	7,709
3.522% due 09/17/2025		12,200	12,342
4.345% due 09/17/2027		11,100	11,160
4.810% due 09/17/2030		11,800	11,856

NTT Finance Corp.
1.900% due 07/21/2021		2,400	2,430

ORIX Corp.
3.250% due 12/04/2024		2,500	2,713

Panasonic Corp.
2.536% due 07/19/2022		5,300	5,471

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		2,200	2,254

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	5,173

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.
3.375% due 07/09/2060		$13,000	$13,470
4.400% due 11/26/2023		1,700	1,891

Toyota Industries Corp.
3.110% due 03/12/2022		5,000	5,165

Toyota Tsusho Corp.
3.625% due 09/13/2023		400	431

			178,798

SOVEREIGN ISSUES 10.8%

Development Bank of Japan, Inc.
2.000% due 10/19/2021		1,600	1,627

Japan Bank for International Cooperation
1.750% due 10/17/2024		4,900	5,138
3.250% due 07/20/2023		7,800	8,423
3.375% due 10/31/2023		4,000	4,359

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		43,400	43,327
2.625% due 04/20/2022		1,800	1,860
3.000% due 03/12/2024		4,700	5,084
3.375% due 09/27/2023		12,600	13,657

Japan Government International Bond
0.100% due 03/10/2028	JPY	10,190,294	96,526
0.100% due 03/20/2029		11,016,000	105,828
0.100% due 03/20/2030		8,570,000	82,067
0.500% due 09/20/2046		10,110,000	95,422
0.500% due 03/20/2049		7,786,000	72,559
0.700% due 12/20/2048		17,000,000	166,892
1.400% due 09/20/2034		13,120,000	144,787
1.700% due 09/20/2032		37,870,000	426,274

Tokyo Metropolitan Government
0.750% due 07/16/2025		$45,200	45,222
2.000% due 05/17/2021		7,000	7,062
2.500% due 06/08/2022		6,300	6,508

			1,332,622

Total Japan (Cost $1,400,468)			1,511,420

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	253

Total Jersey, Channel Islands (Cost $249)			253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$62,300	$70,243

Total Kuwait (Cost $62,552)			70,243

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
6.125% due 03/09/2021		$6,000	6,158

Total Lithuania (Cost $6,069)			6,158

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Aroundtown S.A.
1.625% due 01/31/2028	EUR	2,200	2,660

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		7,000	8,323

Emerald Bay S.A.
0.000% due 10/08/2020 (e)		7,241	8,452

Logicor Financing SARL
1.625% due 07/15/2027		1,300	1,563

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)		9,700	11,398

Total Luxembourg (Cost $31,657)			32,396

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$4,300	4,818
4.550% due 04/21/2050		3,300	4,223
4.800% due 04/21/2060		4,200	5,775

			14,816

SOVEREIGN ISSUES 0.6%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	46,900	12,033
3.906% due 07/15/2026		48,900	12,736
3.955% due 09/15/2025		14,600	3,790

Malaysia Government Investment Issue
3.422% due 09/30/2027		26,200	6,735
3.655% due 10/15/2024		44,100	11,189
4.130% due 07/09/2029		34,100	9,097
4.369% due 10/31/2028		45,600	12,345

			67,925

Total Malaysia (Cost $75,598)			82,741

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$6,100	$6,829

Total Mexico (Cost $5,651)			6,829

NETHERLANDS 1.3%

ASSET-BACKED SECURITIES 0.4%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	6,200	7,239

Babson Euro CLO BV
0.367% due 10/25/2029 •		5,618	6,539

BNPP AM Euro CLO
0.650% due 10/15/2031 •		1,900	2,214

Cairn CLO BV
0.670% due 01/31/2030 •		4,050	4,736

Dryden Euro CLO BV
0.880% due 01/15/2030 •		9,500	11,135

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •		3,000	3,501

Tikehau CLO BV
0.880% due 12/07/2029 •		10,700	12,513

			47,877

CORPORATE BONDS & NOTES 0.9%

Airbus SE
2.375% due 06/09/2040		300	359

BMW Finance NV
2.250% due 08/12/2022		$19,300	19,937

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	8,707

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	6,600	7,997

Enel Finance International NV
2.650% due 09/10/2024		$26,100	27,700
4.625% due 09/14/2025		1,200	1,391

ING Bank NV
0.375% due 11/26/2021	EUR	2,000	2,364
2.625% due 12/05/2022		$25,000	26,206

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		400	416

LeasePlan Corp. NV
0.057% (EUR003M + 0.520%) due 11/04/2020 ~	EUR	4,200	4,925

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$7,400	7,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		$9,500	$9,617

			117,137

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)		2,500,000	3,500

Total Netherlands (Cost $161,461)			168,514

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.2%

SOVEREIGN ISSUES 0.2%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	21,600	15,761
1.750% due 05/15/2041		10,000	7,327

Total New Zealand (Cost $22,765)			23,088

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$20,600	21,243
3.250% due 06/28/2023		6,500	6,991

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	2,000	2,354

Total Norway (Cost $29,375)			30,588

PANAMA 0.0%

SOVEREIGN ISSUES 0.0%

Panama Government International Bond
4.300% due 04/29/2053		$600	742
4.500% due 04/01/2056		1,400	1,757

Total Panama (Cost $2,107)			2,499

PERU 1.1%

SOVEREIGN ISSUES 1.1%

Peru Government International Bond
5.350% due 08/12/2040	PEN	32,500	8,956
5.400% due 08/12/2034		18,300	5,320
5.940% due 02/12/2029		85,330	27,836

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.350% due 08/12/2028	PEN	286,000	$95,754
6.950% due 08/12/2031		600	204

Total Peru (Cost $135,816)			138,070

POLAND 0.0%

SOVEREIGN ISSUES 0.0%

Poland Government International Bond
4.000% due 10/25/2023	PLN	1,450	419

Total Poland (Cost $418)			419

QATAR 2.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		$47,900	47,864

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.375% due 03/14/2024		7,100	7,660
3.750% due 04/16/2030		9,500	11,027
3.875% due 04/23/2023		94,900	102,056
4.000% due 03/14/2029		33,800	39,588
4.400% due 04/16/2050		1,500	1,935
4.500% due 04/23/2028		33,600	40,251

			202,517

Total Qatar (Cost $230,978)			250,381

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,627,600	23,197

Total Russia (Cost $25,316)			23,197

SAUDI ARABIA 1.5%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$9,900	10,148

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		91,400	93,070
2.875% due 03/04/2023		3,400	3,557
2.900% due 10/22/2025		5,500	5,885
3.250% due 10/26/2026		13,000	14,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/17/2025		$48,300	$53,758

			170,439

Total Saudi Arabia (Cost $172,950)			180,587

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~		$2,000	1,995
2.750% due 09/18/2022		1,900	1,941
3.500% due 09/18/2027		4,100	4,364

DBS Bank Ltd.
3.300% due 11/27/2021		7,600	7,851

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		11,500	11,513

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		3,700	3,959

Total Singapore (Cost $30,564)			31,623

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$19,817	22,813

Total Slovenia (Cost $20,332)			22,813

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$10,800	10,332

Total South Africa (Cost $10,800)			10,332

SOUTH KOREA 2.1%

SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	22,926
2.375% due 12/10/2027		25,830,000	23,752
2.375% due 12/10/2028		115,240,000	106,348
2.625% due 06/10/2028		80,130,000	75,120
5.500% due 03/10/2028		25,830,000	28,678

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$3,700	$4,015

Total South Korea (Cost $257,786)			260,839

SPAIN 4.8%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	2,200	2,547
6.000% due 03/29/2024 •(h)(i)		600	702

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		5,200	6,275

			9,524

		SHARES
PREFERRED SECURITIES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		4,200,000	5,096

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		400,000	456
6.250% due 09/11/2021 •(h)(i)		4,000,000	4,694
6.750% due 04/25/2022 •(h)(i)		1,200,000	1,472

			11,718

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 4.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035 (l)		3,500	5,301
4.900% due 09/15/2021		17,700	21,676

Spain Government International Bond
0.250% due 07/30/2024		44,050	52,868
1.000% due 10/31/2050		42,400	48,980
1.250% due 10/31/2030 (l)		145,200	187,190
1.400% due 07/30/2028 (l)		80,000	103,920
1.450% due 04/30/2029 (l)		75,300	98,438
1.850% due 07/30/2035		37,900	52,588
5.250% due 04/06/2029	GBP	900	1,517

			572,478

Total Spain (Cost $544,007)			593,720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

African Development Bank
5.250% due 03/23/2022	AUD	200	$154

Council of Europe Development Bank
6.000% due 10/08/2020		8,300	5,950

European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,216
0.500% due 12/21/2023		500	356

European Investment Bank
0.500% due 06/21/2023		13,600	9,742
0.500% due 08/10/2023		20,700	14,838

Total Supranational (Cost $37,767)			32,256

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Stadshypotek AB
2.500% due 04/05/2022		$21,700	22,408

Total Sweden (Cost $21,693)			22,408

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.7%

Credit Suisse AG
0.750% due 09/17/2021	EUR	4,500	5,339
6.500% due 08/08/2023 (i)		$14,614	16,603

Credit Suisse Group AG
1.449% (US0003M + 1.200%) due 12/14/2023 ~		16,100	16,252
2.997% due 12/14/2023 •		800	833
3.869% due 01/12/2029 •		5,300	5,916
4.194% due 04/01/2031 •		6,250	7,228
4.282% due 01/09/2028		900	1,022
6.250% due 12/18/2024 •(h)(i)		1,600	1,719
6.375% due 08/21/2026 •(h)(i)		1,200	1,284
7.250% due 09/12/2025 •(h)(i)		1,400	1,518
7.500% due 07/17/2023 •(h)(i)		2,200	2,327

UBS AG
5.125% due 05/15/2024 (i)		11,600	12,803
7.625% due 08/17/2022 (i)		8,347	9,298

UBS Group AG
3.000% due 04/15/2021		4,600	4,665
6.875% due 03/22/2021 •(h)(i)		2,000	2,032
7.125% due 08/10/2021 •(h)(i)		2,700	2,778

Total Switzerland (Cost $87,148)			91,617

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$12,900	14,359

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 04/16/2030		$17,200	$19,314
3.875% due 04/16/2050		16,300	19,967

Total United Arab Emirates (Cost $47,910)			53,640

UNITED KINGDOM 12.4%

CORPORATE BONDS & NOTES 6.5%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	19,756

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$42,839	47,136

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		5,200	5,217
1.710% (US0003M + 1.430%) due 02/15/2023 ~		19,300	19,400
3.250% due 01/12/2021		15,000	15,120
3.250% due 02/12/2027	GBP	1,600	2,211
3.250% due 01/17/2033		900	1,242
3.375% due 04/02/2025 •	EUR	7,800	9,937
3.684% due 01/10/2023		$1,500	1,547
4.338% due 05/16/2024 •		800	859
4.375% due 01/12/2026		1,650	1,850
4.610% due 02/15/2023 •		28,600	29,945
4.836% due 05/09/2028		15,800	16,980
4.950% due 01/10/2047		3,200	4,106
4.972% due 05/16/2029 •		5,400	6,314
5.088% due 06/20/2030 •		12,800	14,435
6.125% due 12/15/2025 •(h)(i)		19,200	19,510
6.375% due 12/15/2025 •(h)(i)	GBP	1,600	2,051
7.125% due 06/15/2025 •(h)(i)		5,100	6,879
7.250% due 03/15/2023 •(h)(i)		900	1,187
7.750% due 09/15/2023 •(h)(i)		$1,400	1,447
7.875% due 03/15/2022 •(h)(i)		11,885	12,268
8.000% due 12/15/2020 •(h)(i)	EUR	8,350	9,906
8.000% due 06/15/2024 •(h)(i)		$4,700	5,008

BG Energy Capital PLC
4.000% due 10/15/2021		1,000	1,035

British Telecommunications PLC
9.625% due 12/15/2030		7,950	12,748

FCE Bank PLC
1.660% due 02/11/2021	EUR	3,900	4,549
1.875% due 06/24/2021		2,400	2,795

Frontier Finance PLC
8.000% due 03/23/2022	GBP	19,350	25,818

HSBC Holdings PLC
1.629% (US0003M + 1.380%) due 09/12/2026 ~		$9,500	9,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.803% due 03/11/2025 •		$1,700	$1,838
3.973% due 05/22/2030 •		5,000	5,602
4.292% due 09/12/2026 •		11,000	12,263
4.583% due 06/19/2029 •		7,400	8,517
4.750% due 07/04/2029 •(h)(i)	EUR	8,800	10,206
4.950% due 03/31/2030		$3,200	3,862
5.875% due 09/28/2026 •(h)(i)	GBP	5,700	7,449
6.000% due 05/22/2027 •(h)(i)		$1,600	1,641
6.750% due 09/11/2028	GBP	3,600	6,051

Imperial Brands Finance PLC
3.750% due 07/21/2022		$1,400	1,464

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	5,022

Lloyds Bank PLC
0.375% due 01/18/2021	EUR	600	705
4.875% due 03/30/2027	GBP	10,900	17,874

Lloyds Banking Group PLC
2.250% due 10/16/2024		100	134
3.000% due 01/11/2022		$9,447	9,723
3.500% due 04/01/2026 •	EUR	15,400	20,312
4.050% due 08/16/2023		$1,060	1,151
4.375% due 03/22/2028		1,800	2,088
4.500% due 11/04/2024		800	874
4.582% due 12/10/2025		9,700	10,686
4.650% due 03/24/2026		23,700	26,429
5.125% due 12/27/2024 •(h)(i)	GBP	1,900	2,369
7.500% due 09/27/2025 •(h)(i)		$3,948	4,206
7.625% due 06/27/2023 •(h)(i)	GBP	2,900	3,901
7.875% due 06/27/2029 •(h)(i)		3,500	5,211

Nationwide Building Society
3.766% due 03/08/2024 •		$16,700	17,760
3.960% due 07/18/2030 •		12,000	13,556
4.000% due 09/14/2026		7,275	7,888

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		2,400	2,411
1.775% (US0003M + 1.550%) due 06/25/2024 ~		21,300	21,404
2.000% due 03/08/2023 •	EUR	800	959
2.000% due 03/04/2025 •		4,200	5,124
2.875% due 09/19/2026 •	GBP	1,100	1,501
3.498% due 05/15/2023 •		$4,500	4,662
3.754% due 11/01/2029 •		3,700	3,832
3.875% due 09/12/2023		1,900	2,042
4.269% due 03/22/2025 •		10,350	11,255
4.519% due 06/25/2024 •		16,700	18,012
4.800% due 04/05/2026		1,000	1,158
4.892% due 05/18/2029 •		300	349
5.076% due 01/27/2030 •		5,732	6,836

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/29/2025 •(h)(i)		$15,400	$15,708
8.000% due 08/10/2025 •(h)(i)		3,100	3,448
8.625% due 08/15/2021 •(h)(i)		4,600	4,725

Natwest Markets PLC
0.625% due 03/02/2022	EUR	5,000	5,894

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	1,300	1,707

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~		$7,700	7,730
2.375% due 06/24/2022		200	206

Santander UK Group Holdings PLC
2.875% due 10/16/2020		15,000	15,015
2.875% due 08/05/2021		200	204
3.373% due 01/05/2024 •		5,000	5,229
3.571% due 01/10/2023		4,200	4,334
3.823% due 11/03/2028 •		6,600	7,325
4.750% due 09/15/2025		5,750	6,295
4.796% due 11/15/2024 •		900	992
7.375% due 06/24/2022 •(h)(i)	GBP	1,200	1,617

Santander UK PLC
0.605% (SONIO/N + 0.550%) due 02/12/2027 ~		36,600	47,547
4.250% due 04/12/2021	EUR	5,200	6,250
5.000% due 11/07/2023		$2,404	2,629

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		38,000	38,130

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	9,932	16,742

Yorkshire Building Society
0.875% due 03/20/2023	EUR	5,900	7,022
1.250% due 06/11/2021		100	119

			797,869

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	24,100	31,028

Business Mortgage Finance PLC
2.073% due 02/15/2041 •		3,341	4,269

Durham Mortgages A PLC
0.617% due 03/31/2053 •		17,628	22,700

Durham Mortgages B PLC
0.668% due 03/31/2054 •		2,511	3,224

EuroMASTR PLC
0.260% due 06/15/2040 •		122	147

Eurosail PLC
0.000% due 12/10/2044 •	EUR	1,293	1,508
0.000% due 12/15/2044 •		7,714	8,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 03/13/2045 •	EUR	123	$143
0.220% due 06/10/2044 •	GBP	880	1,134
0.220% due 03/13/2045 •		20	26
0.760% due 09/13/2045 •		1,403	1,744
1.010% due 06/13/2045 •		659	845

Finsbury Square PLC
0.000% due 06/16/2070 •		10,300	13,374
0.859% due 03/16/2070 •		13,460	17,325
1.069% due 12/16/2069 •		6,647	8,595

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	14	16
0.000% due 03/18/2039 •		945	1,097
0.192% due 06/18/2039 •	GBP	24	30
0.202% due 06/18/2038 •		528	671
0.363% due 06/18/2039 •		$887	862

Hawksmoor Mortgage Funding PLC
1.112% due 05/25/2053 •	GBP	10,118	13,061

Hawksmoor Mortgages
1.112% due 05/25/2053 •		36,156	46,671

Landmark Mortgage Securities PLC
0.392% due 06/17/2038 •		13	17

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	165	184

Mansard Mortgages PLC
0.709% due 12/15/2049 •	GBP	6,250	7,883

Newgate Funding PLC
0.000% due 12/01/2050 •	EUR	3,515	3,671
0.116% due 12/15/2050 •		6,711	7,633
0.247% due 12/01/2050 •	GBP	59	73
0.259% due 12/15/2050 •		3,081	3,485
0.766% due 12/15/2050 •	EUR	1,393	1,533
1.016% due 12/15/2050 •		2,285	2,477
1.060% due 12/15/2050 •	GBP	3,066	3,857
1.310% due 12/15/2050 •		1,728	2,097

Residential Mortgage Securities PLC
1.257% due 09/20/2065 •		11,532	14,913

Resloc UK PLC
0.219% due 12/15/2043 •		580	706
0.279% due 12/15/2043 •		999	1,190

Ripon Mortgages PLC
0.868% due 08/20/2056 •		45,744	58,962

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	106	117
0.210% due 06/12/2044 •	GBP	1,812	2,204
0.230% due 06/12/2044 •		4,998	6,117
0.399% due 06/12/2044 •		$253	236

Silverstone Master Issuer PLC
0.815% due 01/21/2070 •	GBP	12,936	16,882
0.841% due 01/21/2070 •		$3,744	3,750

Stratton Mortgage Funding PLC
0.860% due 03/12/2044 •	GBP	5,051	6,494
1.262% due 05/25/2051 •		8,025	10,365

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	46,961	$60,409
1.263% due 02/20/2054 •		4,669	6,043

Towd Point Mortgage Funding PLC
0.868% (BP0003M + 0.800%) due 02/20/2045 ~		8,523	10,954
0.963% due 05/20/2045 •		16,660	21,437
1.101% due 10/20/2051 •		24,704	31,961

Tower Bridge Funding PLC
1.257% due 12/20/2061 •		2,324	3,003

Trinity Square PLC
1.232% due 07/15/2051 •		6,177	7,983

Uropa Securities PLC
0.260% due 06/10/2059 •		3,065	3,793
0.410% due 06/10/2059 •		791	925
0.610% due 06/10/2059 •		618	739
0.810% due 06/10/2059 •		658	779

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	2,328
0.982% due 12/21/2049 •		50,961	65,633
1.682% due 12/21/2049 •		6,230	8,035
2.182% due 12/21/2049 •		3,115	4,007
2.682% due 12/21/2049 •		1,780	2,279
3.182% due 12/21/2049 •		1,780	2,249

			564,608

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	$4,068

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.3%

United Kingdom Gilt
0.625% due 10/22/2050		19,000	23,570
1.750% due 01/22/2049		28,000	45,268
4.250% due 12/07/2040 (l)		40,600	87,574

			156,412

Total United Kingdom (Cost $1,480,808)			1,522,957

UNITED STATES 71.6%

ASSET-BACKED SECURITIES 5.6%

Accredited Mortgage Loan Trust
4.330% due 06/25/2033 þ		$104	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
0.538% due 02/25/2036 •	$15,124	$12,497

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.088% due 06/25/2029 •	197	185

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.968% due 02/25/2034 •	310	300

Asset-Backed Funding Certificates Trust
0.278% due 01/25/2037 •	5,327	4,144

Asset-Backed Securities Corp. Home Equity Loan Trust
1.243% due 02/25/2035 •	8,447	8,445
1.502% due 04/15/2033 •	838	835

Bear Stearns Asset-Backed Securities Trust
0.368% due 03/25/2037 •	9,991	9,581
0.808% due 10/25/2032 •	9	9
0.948% due 10/27/2032 •	35	34
1.148% due 10/25/2037 •	22	22

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •	275	232
0.298% due 12/25/2036 •	6,627	3,482
0.308% due 12/25/2036 •	3,184	2,235
0.318% due 05/25/2037 •	917	917
0.328% due 01/25/2037 •	6,114	5,130
0.408% due 03/25/2036 •	7,237	6,892
0.448% due 08/25/2036 •	16,899	15,869
4.393% due 10/25/2037 þ	1,519	1,608

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •	2,556	2,353
0.408% due 06/25/2037 •	3,726	3,584

Countrywide Asset-Backed Certificates
0.278% due 12/25/2036 ^•	1,330	1,249
0.288% due 05/25/2035 •	3,968	3,791
0.288% due 06/25/2035 •	6,561	6,042
0.288% due 08/25/2037 ^•	5,140	4,680
0.308% due 05/25/2036 •	2,825	2,786
0.318% due 06/25/2047 •	426	425
0.348% due 06/25/2047 ^•	6,971	6,258
0.388% due 03/25/2036 •	1,395	1,304
0.438% due 07/25/2036 •	7,094	7,087
0.488% due 12/25/2036 ^•	302	211
0.798% due 01/25/2036 •	23,739	23,486
4.684% due 08/25/2035 ^~	992	956

Countrywide Asset-Backed Certificates Trust
1.153% due 10/25/2035 •	12,200	11,975
1.723% due 12/25/2034 •	10,071	9,866
4.740% due 10/25/2035 ~	12	12

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	34	32

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •	4	3

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	9,996	10,028

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
1.048% due 03/25/2034 •	$930	$926

Fremont Home Loan Trust
0.298% due 10/25/2036 •	7,710	4,195
0.418% due 02/25/2036 •	7,522	6,728

GSAA Home Equity Trust
0.328% due 03/25/2036 •	7,697	3,677
5.995% due 03/25/2046 ^~	1,109	687

GSAMP Trust
0.278% due 12/25/2046 •	10,033	6,564

Home Equity Asset Trust
0.748% due 11/25/2032 •	2	2

Home Equity Mortgage Loan Asset-Backed Trust
0.318% due 04/25/2037 •	4,893	3,892
0.388% due 04/25/2037 •	9,422	7,026

HSI Asset Securitization Corp. Trust
0.408% due 04/25/2037 •	8,027	5,485
0.558% due 01/25/2036 •	4,500	4,364

JPMorgan Mortgage Acquisition Trust
0.258% due 08/25/2036 •	58	47
0.283% due 07/25/2036 •	3,780	3,219

Long Beach Mortgage Loan Trust
0.668% due 08/25/2045 •	2,221	2,147
0.708% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
0.248% due 08/25/2036 •	7,606	3,562
0.298% due 03/25/2036 •	855	686
0.298% due 10/25/2036 •	13,179	5,995
0.368% due 10/25/2036 •	3,921	1,822
0.883% due 10/25/2035 •	10,803	10,182

Merrill Lynch Mortgage Investors Trust
0.228% due 09/25/2037 •	38	22
0.268% due 02/25/2037 •	51	21
0.868% due 05/25/2036 •	546	536

MESA Trust
0.948% due 12/25/2031 •	66	66

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 10/25/2036 •	933	867
0.288% due 05/25/2037 •	3,939	3,313
0.298% due 11/25/2036 •	11,505	8,290
0.348% due 05/25/2037 •	39,590	26,937
0.628% due 06/25/2036 •	4,830	3,258

Morgan Stanley Home Equity Loan Trust
0.318% due 04/25/2037 •	12,566	8,491
0.378% due 04/25/2037 •	9,251	6,299
0.498% due 04/25/2037 •	1,331	920

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,552	589

Morgan Stanley Structured Trust
0.448% due 06/25/2037 •	8,800	7,687

New Century Home Equity Loan Trust
1.273% due 10/25/2033 •	8,022	7,945

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.438% due 03/25/2036 •		$5,923	$5,779

NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •		20,509	15,269

Option One Mortgage Loan Trust
0.288% due 02/25/2037 •		15,739	10,168
0.368% due 05/25/2037 •		2,554	1,895
0.928% due 02/25/2035 •		6,630	6,525

RAAC Trust
0.648% due 02/25/2037 •		6,815	6,458

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		14,481	7,295
5.675% due 06/25/2037 ^þ		16,477	6,203
5.731% due 11/25/2036 þ		26,907	15,557

Residential Asset Mortgage Products Trust
0.448% due 03/25/2036 •		2,360	2,312
0.588% due 12/25/2035 •		2,494	2,272
0.708% due 06/25/2032 •		41	38

Residential Asset Securities Corp. Trust
0.988% due 09/25/2034 •		790	775

Saxon Asset Securities Trust
1.898% due 12/25/2037 •		5,242	4,970

Securitized Asset-Backed Receivables LLC Trust
0.278% due 05/25/2037 ^•		276	228
0.318% due 08/25/2036 ^•		672	304

SLM Student Loan Trust
0.607% due 03/15/2038 •	GBP	2,897	3,577

Soundview Home Loan Trust
0.208% due 11/25/2036 •		$38	16
0.398% due 11/25/2036 •		10,717	9,961
0.418% due 12/25/2036 •		8,457	7,996

Structured Asset Investment Loan Trust
1.098% due 07/25/2033 •		2,498	2,453

Structured Asset Securities Corp. Mortgage Loan Trust
0.308% due 03/25/2036 •		1,992	1,897
0.368% due 12/25/2036 •		19,167	16,535
0.378% due 05/25/2047 •		6,991	6,807

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		14,018	14,042
1.636% due 04/25/2060 ~		31,381	31,998
2.710% due 01/25/2060 ~		30,068	31,478
2.900% due 10/25/2059 ~		106,086	112,525

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		24,400	26,066

WaMu Asset-Backed Certificates WaMu Trust
0.438% due 05/25/2037 •		5,834	5,084

Wells Fargo Home Equity Asset-Backed Securities Trust
0.378% due 01/25/2037 •		21,575	19,881

			691,472

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 6.6%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	700	$856

Air Lease Corp.
3.375% due 06/01/2021		$2,400	2,429
3.875% due 04/01/2021		1,700	1,717

Ally Financial, Inc.
4.250% due 04/15/2021		200	203

Ambac Assurance Corp.
5.100% due 06/07/2021		1	1

American Express Co.
0.873% (US0003M + 0.620%) due 05/20/2022 ~		12,700	12,782
2.750% due 05/20/2022		9,700	10,034

American Tower Corp.
1.950% due 05/22/2026	EUR	3,800	4,840
3.000% due 06/15/2023		$900	953

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,593

AT&T, Inc.
1.650% due 02/01/2028		8,100	8,128
1.800% due 09/05/2026	EUR	18,600	23,465
2.250% due 02/01/2032		$8,300	8,319
2.300% due 06/01/2027		4,000	4,205
3.100% due 02/01/2043		5,400	5,298
3.150% due 09/04/2036	EUR	300	418
3.500% due 06/01/2041		$2,000	2,113
3.650% due 06/01/2051		5,900	5,988

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~		14,500	14,188
6.750% due 04/06/2021		1,300	1,328
7.125% due 10/15/2020		1,100	1,103

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		5,300	5,311
1.260% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,381
2.750% due 07/15/2021		400	407
3.875% due 12/15/2023		2,700	2,953
4.250% due 12/15/2025		10,300	11,796
4.375% due 12/15/2028		8,700	10,224

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		2,400	2,828

BMW U.S. Capital LLC
2.000% due 04/11/2021		2,500	2,517

Boeing Co.
2.300% due 08/01/2021		9,800	9,930

Boston Scientific Corp.
3.450% due 03/01/2024		3,800	4,122
3.750% due 03/01/2026		2,400	2,736

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		$11,400	$11,260

Broadcom, Inc.
3.459% due 09/15/2026		3,648	4,002

Campbell Soup Co.
3.300% due 03/15/2021		6,200	6,271
3.650% due 03/15/2023		1,972	2,112

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		3,100	3,322

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		4,100	4,197
3.750% due 02/15/2028		19,100	21,153
4.464% due 07/23/2022		12,050	12,763
5.125% due 07/01/2049		5,200	6,036

Citibank N.A.
0.853% (US0003M + 0.600%) due 05/20/2022 ~		25,100	25,172
2.844% due 05/20/2022 •		12,400	12,592

CNH Industrial Capital LLC
4.375% due 11/06/2020		500	502

Comcast Corp.
0.250% due 05/20/2027	EUR	10,300	12,111

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~		$300	300

CVS Health Corp.
2.750% due 12/01/2022		1,000	1,043
3.350% due 03/09/2021		1,009	1,022
3.625% due 04/01/2027		1,900	2,138
3.700% due 03/09/2023		2,630	2,818

CyrusOne LP
1.450% due 01/22/2027	EUR	4,300	5,015

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		$18,000	18,102
2.850% due 01/06/2022		800	821
2.875% due 03/10/2021		500	505

Dell International LLC
4.420% due 06/15/2021		1,498	1,534

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024		3,922	3,928

Duke Energy Corp.
0.900% (US0003M + 0.650%) due 03/11/2022 ~		17,600	17,713

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022		1,800	1,973

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enable Midstream Partners LP
3.900% due 05/15/2024		$900	$886

Energy Transfer Operating LP
4.650% due 06/01/2021		4,700	4,775

Equitable Holdings, Inc.
3.900% due 04/20/2023		1,000	1,075
4.350% due 04/20/2028		4,100	4,674

Fidelity National Information Services, Inc.
0.125% due 05/21/2021	EUR	8,200	9,626
0.400% due 01/15/2021		4,100	4,812
1.700% due 06/30/2022	GBP	3,700	4,861

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	2,300	2,652
0.000% due 12/01/2021 •		200	227
0.000% due 12/07/2022 •		1,500	1,659
0.681% (US0003M + 0.430%) due 11/02/2020 ~		$400	399
1.114% (US0003M + 0.810%) due 04/05/2021 ~		5,300	5,223
1.146% (US0003M + 0.880%) due 10/12/2021 ~		2,600	2,498
3.200% due 01/15/2021		1,000	1,000
3.336% due 03/18/2021		8,800	8,816
3.470% due 04/05/2021		400	400
4.535% due 03/06/2025	GBP	4,800	6,184
5.750% due 02/01/2021		$3,300	3,334

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~		2,600	2,597
4.850% due 06/01/2021		1,100	1,131

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~		2,700	2,705
4.000% due 04/17/2025		500	568

General Motors Financial Co., Inc.
0.789% (US0003M + 0.540%) due 11/06/2020 ~		800	800
1.118% (US0003M + 0.850%) due 04/09/2021 ~		100	100

Georgia-Pacific LLC
5.400% due 11/01/2020		700	703

Goldman Sachs Group, Inc.
2.000% due 07/27/2023	EUR	8,200	10,137
4.223% due 05/01/2029 •		$8,400	9,796
5.750% due 01/24/2022		10,600	11,318

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	10,294

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		7,900	7,890

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/05/2021		$2,600	$2,674

Jackson National Life Global Funding
2.375% due 09/15/2022		17,000	17,586

JPMorgan Chase & Co.
2.776% due 04/25/2023 •		11,100	11,486

Kilroy Realty LP
3.450% due 12/15/2024		1,800	1,901

Kinder Morgan, Inc.
5.000% due 02/15/2021		1,600	1,620

Lifestorage LP
3.500% due 07/01/2026		4,400	4,891

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		2,600	2,608

Morgan Stanley
0.833% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	35,400	26,357
0.903% (SOFRRATE + 0.830%) due 06/10/2022 ~		$31,000	31,079

MPLX LP
3.500% due 12/01/2022		600	629

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	11,100	14,316

Navient Corp.
5.000% due 10/26/2020		$200	200
5.875% due 03/25/2021		300	303

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		2,200	2,212
2.650% due 07/13/2022		1,100	1,112
3.150% due 03/15/2021		400	403
3.650% due 09/21/2021		1,200	1,224
3.875% due 09/21/2023		1,900	1,969

ONEOK, Inc.
4.550% due 07/15/2028		2,400	2,546

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	195
2.950% due 03/01/2026		700	714
3.150% due 01/01/2026		1,400	1,439
3.500% due 08/01/2050		500	453
3.950% due 12/01/2047		900	836
4.000% due 12/01/2046		800	752
4.250% due 03/15/2046		500	484
4.300% due 03/15/2045		600	587
4.500% due 07/01/2040		300	306
4.550% due 07/01/2030		500	543
4.600% due 06/15/2043		1,100	1,107
4.750% due 02/15/2044		1,207	1,237
4.950% due 07/01/2050		100	107

PECO Energy Co.
1.700% due 09/15/2021		1,100	1,114

Penske Truck Leasing Co. LP
3.300% due 04/01/2021		700	708

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 02/01/2022	$1,100	$1,136
3.450% due 07/01/2024	5,000	5,417

RELX Capital, Inc.
3.500% due 03/16/2023	600	638

Ryder System, Inc.
2.875% due 06/01/2022	10,000	10,365

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	1,400	1,486

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	6,400	6,409
0.775% (US0003M + 0.500%) due 01/15/2021 ~	2,000	2,000

SL Green Operating Partnership LP
3.250% due 10/15/2022	2,200	2,246

Southern California Edison Co.
3.500% due 10/01/2023	12,200	13,088

Southern Co.
2.350% due 07/01/2021	10,900	11,045

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	2,100	2,100

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~	1,200	1,135
3.950% due 06/15/2023	3,100	2,762

Sprint Corp.
7.250% due 09/15/2021	100	105

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	4,300	4,663

Verizon Communications, Inc.
4.329% due 09/21/2028	1,181	1,431

Volkswagen Group of America Finance LLC
1.197% (US0003M + 0.940%) due 11/12/2021 ~	17,900	17,991
3.350% due 05/13/2025	3,200	3,499
3.750% due 05/13/2030	1,000	1,127
3.875% due 11/13/2020	5,000	5,019
4.000% due 11/12/2021	15,500	16,083

Walt Disney Co.
1.750% due 01/13/2026	4,700	4,889
2.200% due 01/13/2028	4,500	4,739
2.650% due 01/13/2031	5,000	5,397
3.500% due 05/13/2040	2,800	3,147
3.600% due 01/13/2051	4,200	4,747

Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~	13,050	13,089
2.082% due 09/09/2022 •	7,900	8,013
2.897% due 05/27/2022 •	17,950	18,235

Weyerhaeuser Co.
4.000% due 04/15/2030	9,400	11,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WP Carey, Inc.
2.000% due 01/20/2023	EUR	4,000	$4,859

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		$18,556	19,202

			818,439

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Boeing Co.
TBD% - 1.520% (LIBOR03M + 1.250%) due 02/07/2022 ~		6,800	6,638

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,659	7,372

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~		13,222	12,960

Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~		286	277

Pacific Gas & Electric Co.
2.188% (LIBOR03M + 2.000%) due 06/30/2021 ~		2,600	2,562
2.438% (LIBOR03M + 2.250%) due 01/03/2022 ~		2,600	2,559

			32,368

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041		100	169

California State General Obligation Bonds, Series 2017
0.937% (US0001M + 0.780%) due 04/01/2047 ~		12,500	12,494

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022		325	328

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		1,580	1,711

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		605	611

			15,313

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		29,200	29,243

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adjustable Rate Mortgage Trust
3.822% due 09/25/2035 ^~	$116	$108

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	230	198

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	2,907	3,014

Banc of America Funding Trust
3.421% due 11/20/2034 ~	264	256
3.863% due 10/20/2046 ^~	44	37
3.895% due 02/20/2036 ~	932	904
3.996% due 03/20/2036 ~	121	115
4.199% due 01/20/2047 ^~	106	103
5.500% due 01/25/2036	153	141
6.000% due 03/25/2037 ^	219	199

Banc of America Mortgage Trust
2.987% due 09/25/2035 ^~	24	23
3.212% due 06/25/2035 ~	135	123
3.853% due 04/25/2035 ~	102	92

BCAP LLC Trust
2.063% due 01/26/2047 •	351	321
3.452% due 02/26/2036 ~	14	14
5.250% due 02/26/2036 ~	583	396
5.250% due 04/26/2037	1,219	936

Bear Stearns Adjustable Rate Mortgage Trust
3.117% due 05/25/2034 ~	104	93
3.186% due 10/25/2033 ~	51	51
3.295% due 07/25/2034 ~	40	40
3.429% due 11/25/2034 ~	2	2
3.808% due 05/25/2034 ~	99	94
3.885% due 02/25/2034 ~	9	9
3.976% due 01/25/2035 ~	232	237

Bear Stearns ALT-A Trust
3.169% due 01/25/2036 ^~	173	175
3.248% due 08/25/2036 ^~	177	130
3.251% due 09/25/2035 ^~	2,321	1,833
3.411% due 08/25/2036 ^~	834	700
3.535% due 08/25/2036 ^~	1,199	795
3.594% due 11/25/2035 ^~	62	56
3.622% due 11/25/2036 ^~	317	229

Bear Stearns Structured Products, Inc. Trust
6.765% due 12/26/2046 ^~	39	35

Chase Mortgage Finance Trust
3.106% due 07/25/2037 ~	666	596
3.503% due 02/25/2037 ~	212	212

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 05/25/2036 •	682	627

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	61	61

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	38	38
2.816% due 03/25/2037 ^~	396	340
2.965% due 07/25/2046 ^~	586	563

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.177% due 08/25/2035 ~	$20	$20
3.355% due 09/25/2037 ^~	563	542

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.722% due 09/25/2035 ^~	1,471	1,351

Commercial Mortgage Trust
0.701% due 03/10/2046 ~(a)	13,000	183
1.482% due 01/10/2046 ~(a)	4,337	100

Countrywide Alternative Loan Trust
0.288% due 04/25/2047 •	826	746
0.318% due 01/25/2037 ^•	46	51
0.338% due 09/25/2046 ^•	523	490
0.346% due 09/20/2046 •	3,120	2,750
0.358% due 07/25/2046 ^•	40	36
0.366% due 03/20/2046 •	64	54
0.366% due 05/20/2046 ^•	540	432
0.366% due 07/20/2046 ^•	463	352
0.428% due 02/25/2037 •	241	214
0.498% due 05/25/2037 ^•	409	137
0.548% due 09/25/2035 ^•	178	122
0.598% due 09/25/2035 ^•	1,239	824
2.269% due 11/25/2047 ^•	2,318	1,995
2.399% due 11/25/2047 ^•	5,385	4,667
2.419% due 08/25/2035 •	252	241
2.519% due 11/25/2035 •	222	200
3.059% due 11/25/2035 •	215	198
3.839% due 02/25/2037 ^~	109	105
5.000% due 11/25/2035	4,540	3,598
5.250% due 06/25/2035 ^	118	111
6.250% due 08/25/2037 ^	391	308
6.500% due 08/25/2032	11	12

Countrywide Home Loan Mortgage Pass-Through Trust
0.688% due 03/25/2035 •	425	419
0.728% due 04/25/2035 •	12	11
0.788% due 03/25/2035 •	368	324
0.808% due 02/25/2035 •	9	9
2.207% due 02/20/2036 ^•	397	388
3.020% due 08/25/2034 ^~	20	20
3.049% due 08/25/2034 ^~	49	52
3.097% due 09/20/2036 ^~	117	109
3.339% due 03/25/2037 ^~	190	174
3.359% due 02/25/2047 ^~	190	174
3.407% due 04/20/2036 ~	5,130	4,736
3.620% due 05/20/2036 ~	293	279
3.735% due 11/25/2034 ~	419	416
6.000% due 08/25/2037	1,452	1,136

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	8	8

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	2,036	1,716

DBUBS Mortgage Trust
0.345% due 11/10/2046 ~(a)	16,942	2

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.788% due 11/10/2046 ~(a)	$3,520	$0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.288% due 07/25/2047 •	432	390
0.338% due 08/25/2047 •	8,909	7,832
0.898% due 10/25/2047 •	4,143	3,771

Downey Savings & Loan Association Mortgage Loan Trust
0.476% due 07/19/2045 ^•	9	0

First Horizon Mortgage Pass-Through Trust
2.829% due 10/25/2035 ~	58	59
3.094% due 08/25/2035 ~	87	74

GreenPoint Mortgage Funding Trust
0.328% due 01/25/2037 •	421	388
0.358% due 04/25/2036 •	392	374
0.688% due 11/25/2045 •	102	88

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~	9	9

GS Mortgage Securities Corp.
1.639% due 02/10/2046 ~(a)	10,626	329

GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)	17,864	564

GSR Mortgage Loan Trust
0.378% due 05/25/2037 •	3,727	2,486
2.930% due 03/25/2033 •	70	69
3.350% due 11/25/2035 ~	244	240
3.664% due 05/25/2035 ~	103	99
3.681% due 09/25/2035 ~	157	159
3.864% due 04/25/2035 ~	18	17
4.024% due 01/25/2035 ~	161	154

HarborView Mortgage Loan Trust
0.336% due 07/19/2046 ^•	964	557
0.346% due 09/19/2037 •	727	679
0.636% due 03/19/2036 ^•	96	88
3.572% due 07/19/2035 ^~	92	78

HomeBanc Mortgage Trust
3.113% due 04/25/2037 ^~	52	51
3.404% due 04/25/2037 ^~	814	756

Impac CMB Trust
0.868% due 10/25/2034 •	621	587
0.928% due 10/25/2034 •	190	189
1.148% due 07/25/2033 •	17	16

IndyMac Mortgage Loan Trust
0.328% due 07/25/2047 •	2,205	1,713
0.338% due 09/25/2046 •	2,549	2,305
0.388% due 06/25/2037 •	478	460
0.398% due 02/25/2037 •	770	574
0.448% due 11/25/2035 ^•	169	120
0.448% due 06/25/2037 ^•	363	198
3.125% due 08/25/2036 ~	444	417
3.177% due 09/25/2035 ^~	5,462	5,213
3.180% due 03/25/2036 ~	5,104	4,719
3.716% due 12/25/2034 ~	52	53
3.753% due 11/25/2035 ^~	113	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMBB Commercial Mortgage Securities Trust
0.900% due 04/15/2047 ~(a)	$29,494	$491

JPMorgan Alternative Loan Trust
0.388% due 10/25/2036 •	12,601	12,046
3.619% due 12/25/2035 ^~	5,320	4,472
5.500% due 11/25/2036 ^~	6	4

JPMorgan Chase Commercial Mortgage Securities Trust
1.105% due 12/15/2047 ~(a)	49,536	909
4.070% due 11/15/2043	123	123

JPMorgan Mortgage Trust
2.919% due 09/25/2035 ~	66	62
2.999% due 11/25/2033 ~	42	43
3.089% due 10/25/2035 ~	8	8
3.338% due 02/25/2036 ^~	297	243
3.639% due 07/25/2035 ~	81	79

Luminent Mortgage Trust
0.318% due 12/25/2036 •	1,572	1,458

Manhattan West
2.130% due 09/10/2039	23,200	24,162

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •	1,316	1,183
0.748% due 05/25/2047 ^•	909	1,437

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	374	21
6.000% due 03/25/2036 ^	1,237	1,239

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.632% due 06/15/2030 •	17	17
2.610% due 10/20/2029 •	10	9

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •	391	383
0.398% due 11/25/2035 •	592	567
2.731% due 02/25/2033 ~	48	47
3.506% due 06/25/2035 ~	135	135

Morgan Stanley Bank of America Merrill Lynch Trust
1.180% due 05/15/2046 ~(a)	46,926	1,000
1.471% due 02/15/2046 ~(a)	42,107	1,052
1.574% due 08/15/2045 ~(a)	29,161	554

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	29,725	31,464

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	32,427	34,148

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.428% due 12/25/2035 •	992	933

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2047 •	1,499	747
0.328% due 07/25/2036 ^•	14,724	8,433
0.348% due 12/25/2046 ^•	491	436
0.358% due 04/25/2046 •	45	18
0.418% due 05/25/2046 ^•	249	212
2.029% due 10/25/2037 ~	4,754	4,316

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2036	$614	$597
6.250% due 02/25/2037	10,763	10,429

Residential Asset Securitization Trust
0.548% due 01/25/2046 ^•	107	29
5.750% due 02/25/2036	5,150	4,999
6.250% due 10/25/2036 ^	189	191
6.500% due 08/25/2036 ^	578	296

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~	189	144
6.500% due 03/25/2032	22	23

Sequoia Mortgage Trust
3.056% due 09/20/2046 ^~	1,992	1,521
4.031% due 04/20/2035 ~	42	43

Structured Adjustable Rate Mortgage Loan Trust
3.127% due 09/25/2034 ~	4	4
3.170% due 02/25/2034 ~	75	73
3.239% due 08/25/2035 ~	336	326
3.301% due 09/25/2036 ^~	609	527
3.345% due 04/25/2034 ~	79	77
3.638% due 05/25/2036 ^~	160	151
3.909% due 02/25/2036 ^~	245	224

Structured Asset Mortgage Investments Trust
0.338% due 06/25/2036 •	45	44
0.358% due 05/25/2036 •	405	374
0.368% due 05/25/2036 •	2,157	1,819
0.368% due 09/25/2047 •	2,583	2,268
0.408% due 05/25/2046 ^•	14	8
0.448% due 08/25/2036 ^•	1,325	1,133
0.458% due 12/25/2035 ^•	5	5
0.736% due 07/19/2034 •	5	5
2.519% due 08/25/2047 ^•	1,169	1,102

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	1,065	954

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •	7,969	6,851

Thornburg Mortgage Securities Trust
1.398% due 06/25/2037 ^•	488	478
1.572% due 06/25/2037 •	2,217	1,996
1.622% due 06/25/2037 •	7,026	6,574
1.622% due 06/25/2047 ^•	1,228	1,104
1.622% due 06/25/2047 •	20	19
1.672% due 03/25/2037 ^•	583	531
2.484% due 10/25/2043 ~	35	35
2.510% due 09/25/2037 ~	1	1

UBS-Barclays Commercial Mortgage Trust
1.755% due 12/10/2045 ~(a)	49,701	1,260

UBS-Citigroup Commercial Mortgage Trust
2.342% due 01/10/2045 ~(a)	11,714	142

WaMu Mortgage Pass-Through Certificates Trust
0.428% due 11/25/2045 •	2,661	2,571
0.458% due 01/25/2045 •	193	186
0.888% due 11/25/2034 •	455	448
1.903% due 02/27/2034 •	137	136
1.981% due 12/25/2046 •	110	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.999% due 06/25/2046 •	$599	$579
2.019% due 02/25/2046 •	1,405	1,373
2.182% due 10/25/2046 •	866	817
2.954% due 10/25/2035 ~	227	227
3.072% due 09/25/2036 ~	1,944	1,801
3.158% due 08/25/2046 ^~	1,029	956
3.508% due 02/25/2037 ^~	4,340	3,895
3.545% due 04/25/2035 ~	210	208
3.715% due 12/25/2035 ~	223	219
3.748% due 06/25/2033 ~	26	26

Washington Mutual Mortgage Pass-Through Certificates Trust
0.338% due 07/25/2046 •	3,590	2,848
0.398% due 07/25/2046 ^•	1	1
1.789% due 04/25/2047 •	7,742	6,586
1.859% due 05/25/2047 ^•	29	3
1.959% due 07/25/2046 ^•	386	268

Wells Fargo-RBS Commercial Mortgage Trust
0.432% due 03/15/2048 ~(a)	40,000	311
1.318% due 03/15/2045 ~(a)	45,947	1,041
1.335% due 03/15/2048 ~(a)	68,273	1,541

		313,888

	SHARES
PREFERRED SECURITIES 1.3%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(j)	3,952,199	106,914

AT&T, Inc.
2.875% due 03/02/2025 •(h)	14,700,000	16,690

Bank of America Corp.
5.875% due 03/15/2028 •(h)	12,150,000	13,128

Charles Schwab Corp.
5.375% due 06/01/2025 •(h)	4,900,000	5,322

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	10,000,000	10,525

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(h)	1,100,000	1,102

		153,681

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 48.7%

Fannie Mae
0.268% due 03/25/2034 •	17	17
0.548% due 06/25/2036 •	368	371
0.648% due 10/25/2040 •	173	175
2.242% due 01/25/2022 ~(a)	4,286	56
2.371% due 06/01/2043 •	29	29
2.750% due 06/01/2035 •	83	83
3.366% due 11/01/2034 •	482	511
3.490% due 08/01/2023 •	7	7
3.500% due 01/01/2059	37,939	41,931

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.514% due 08/01/2036 •	$19	$19
3.519% due 12/01/2034 •	70	72
3.700% due 01/01/2023 •	11	11
3.710% due 04/01/2032 •	6	6
4.295% due 06/01/2021	1,864	1,895
4.381% due 12/01/2030 •	7	7
6.000% due 04/25/2043 - 07/25/2044	675	788

Freddie Mac
0.506% due 01/15/2038 •	5,355	5,353
0.552% due 07/25/2050 •	22,228	22,329
0.632% due 10/15/2040 •	1,706	1,718
0.752% due 12/15/2037 •	194	197
0.922% due 09/25/2022 ~(a)	21,523	292
1.086% due 11/25/2022 ~(a)	30,603	498
1.638% due 10/25/2021 ~(a)	24,315	282
2.219% due 10/25/2044 •	1,174	1,208
2.371% due 02/25/2045 •	85	86
2.728% due 09/01/2035 •	29	31
3.117% due 01/15/2038 ~(a)	5,355	306
3.402% due 06/01/2022 •	12	12
3.500% due 07/01/2048	3,702	3,902
6.000% due 12/01/2033	433	490
6.500% due 11/15/2023	4	5

Ginnie Mae
2.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	27	27
2.875% due 04/20/2027 - 05/20/2030 •	113	117
3.000% due 07/20/2046 - 05/20/2047	2,557	2,625
3.125% (H15T1Y + 1.500%) due 11/20/2021 - 12/20/2025 ~	20	20
3.125% due 11/20/2030 •	3	3
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	55	55
3.250% due 08/20/2027 •	12	12
6.000% due 08/20/2034	4,679	5,369

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	254,000	263,318

NCUA Guaranteed Notes
0.625% due 11/05/2020 •	14,380	14,380
0.715% due 12/08/2020 •	9,009	9,010

Small Business Administration
5.110% due 04/01/2025	10	11

Uniform Mortgage-Backed Security
2.500% due 04/01/2045	616	656
3.000% due 10/01/2049	30,314	32,637
3.500% due 01/01/2021 - 07/01/2050	191,101	202,687
4.000% due 06/01/2038 - 06/01/2050	128,318	137,146
4.000% due 03/01/2049 (l)	355,887	378,582

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 11/01/2050 - 12/01/2050	$989,900	$1,019,257
2.500% due 11/01/2050 - 12/01/2050	1,238,350	1,296,067
3.000% due 10/01/2050	304,646	319,152
3.500% due 10/01/2035 - 11/01/2050	604,600	637,879
4.000% due 11/01/2050	1,398,476	1,492,983
4.500% due 10/01/2050	121,200	131,128

		6,025,808

U.S. TREASURY OBLIGATIONS 6.5%

U.S. Treasury Bonds
5.250% due 02/15/2029 (l)	900	1,247

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (n)(p)	7,325	7,441
0.125% due 04/15/2022 (n)(p)	46,231	47,050
0.125% due 07/15/2030 (n)(p)	10,710	11,911
0.250% due 02/15/2050 (p)	7,154	8,438
0.500% due 01/15/2028 (l)(n)(p)	138,002	154,916
0.625% due 04/15/2023 (n)(p)	4,589	4,800
0.750% due 02/15/2045 (n)	1,045	1,330
1.000% due 02/15/2048 (l)(p)	35,403	48,794
2.375% due 01/15/2027 (n)(p)	5,395	6,655
2.500% due 01/15/2029 (l)(n)(p)	30,346	39,651
3.875% due 04/15/2029 (l)(n)(p)	11,819	16,996

U.S. Treasury Notes
0.625% due 05/15/2030 (l)	76,650	76,386
1.625% due 08/15/2029 (l)	73,300	79,794
1.750% due 11/15/2029	36,550	40,244
2.000% due 08/15/2025 (l)(n)(p)	17,000	18,422
2.000% due 11/15/2026 (l)(n)(p)	9,600	10,539
2.250% due 11/15/2025 (l)(n)(p)	5,600	6,156
2.625% due 06/15/2021 (n)(p)	5,500	5,596
2.875% due 04/30/2025 (l)(n)(p)	179,700	201,201

U.S. Treasury STRIPS
0.000% due 11/15/2023 (a)(n)	11,000	10,922

		798,489

Total United States (Cost $8,663,080)		8,849,458

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (k) 0.1%
		6,593

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.088% due 10/08/2020 - 01/07/2021 (d)(e)(l)(n)(p)	$15,323	$15,321

Total Short-Term Instruments (Cost $21,914)		21,914

Total Investments in Securities (Cost $17,851,197)		18,536,105

	SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short Asset Portfolio	62,817,396	628,990

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	12,256	$121

Total Short-Term Instruments (Cost $627,041)		629,111

Total Investments in Affiliates (Cost $627,041)		629,111

Total Investments 155.0% (Cost $18,478,238)		$19,165,216

Financial Derivative Instruments (m)(o) (0.3)% (Cost or Premiums, net $37,700)		(35,158)

Other Assets and Liabilities, net (54.7)%		(6,762,824)

Net Assets 100.0%		$12,367,234

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$106,899	$106,914	0.86%
Morgan Stanley	0.833	02/03/2023	01/302020	26,834	26,357	0.21

				$133,733	$133,271	1.07%

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$6,593	U.S. Treasury Notes 2.125% due 08/15/2021	$(6,725)	$6,593	$6,593

Total Repurchase Agreements						$(6,725)	$6,593	$6,593

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.190%	09/14/2020	10/14/2020		$	(368,788)	$(368,821)
BPS	(0.450)	08/20/2020	11/19/2020		EUR	(227,298)	(266,354)
BSN	0.180	08/13/2020	10/13/2020		$	(14,020)	(14,024)
CFR	(0.150)	04/22/2020	TBD	(2)		(3,340)	(3,338)
DBL	(1.350)	05/13/2020	TBD	(2)	EUR	(3,957)	(4,615)
	0.180	08/12/2020	11/12/2020		GBP	(57,279)	(73,928)
DEU	0.190	07/14/2020	10/14/2020		$	(56,438)	(56,461)
GRE	0.160	09/17/2020	10/01/2020			(1,064)	(1,064)
IND	0.130	09/30/2020	10/01/2020			(1,667)	(1,667)
	0.160	09/22/2020	10/21/2020			(57,648)	(57,651)
	0.170	09/16/2020	10/16/2020			(31,901)	(31,903)
JML	(0.490)	08/20/2020	11/19/2020		EUR	(171,289)	(200,712)
	(0.460)	08/20/2020	11/18/2020			(88,351)	(103,531)
	(0.450)	08/20/2020	11/19/2020			(48,817)	(57,205)
SGY	0.130	09/30/2020	10/07/2020		$	(38,847)	(38,847)
	0.150	09/22/2020	10/22/2020			(69,002)	(69,005)
	0.150	10/01/2020	11/02/2020			(71,606)	(71,606)

Total Reverse Repurchase Agreements							$(1,420,732)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	0.060%	09/21/2020	10/05/2020	$(57,873)	$(57,874)
	0.060	09/22/2020	10/06/2020	(16,498)	(16,499)
	0.070	09/30/2020	10/06/2020	(5,690)	(5,690)
	0.130	09/29/2020	10/05/2020	(37,941)	(37,941)
BPG	0.220	08/28/2020	10/20/2020	(34,850)	(34,857)
MSC	0.190	08/28/2020	10/02/2020	(6,543)	(6,544)
TDL	0.150	09/30/2020	10/01/2020	(22,445)	(22,445)
	0.170	09/30/2020	10/01/2020	(6,621)	(6,621)

Total Sale-Buyback Transactions					$(188,471)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.7)%
Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	78,620	$(83,943)	$(83,562)

United States (10.5)%
U.S. Government Agencies (10.1)%
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2050	$	304,906	(321,295)	(319,425)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2050		891,940	(937,116)	(934,620)

Total U.S. Government Agencies					(1,258,411)	(1,254,045)

U.S. Treasury Obligations (0.4)%
U.S. Treasury Notes	1.750	11/15/2029		39,550	(43,605)	(43,809)

Total United States					(1,302,016)	(1,297,854)

Total Short Sales (11.2)%					$(1,385,959)	$(1,381,416)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(368,821)	$0	$0	$(368,821)	$378,582	$9,761
BPS	0	(266,354)	0	0	(266,354)	264,183	(2,171)
BSN	0	(14,024)	0	0	(14,024)	14,075	51
CFR	0	(3,338)	0	0	(3,338)	3,368	30
DBL	0	(78,543)	0	0	(78,543)	78,016	(527)
DEU	0	(56,461)	0	0	(56,461)	55,562	(899)
FICC	6,593	0	0	0	6,593	(6,725)	(132)
GRE	0	(1,064)	0	0	(1,064)	1,061	(3)
IND	0	(91,221)	0	0	(91,221)	90,935	(286)
JML	0	(361,448)	0	0	(361,448)	358,110	(3,338)
SGY	0	(179,458)	0	0	(179,458)	178,484	(974)

Master Securities Forward Transaction Agreement
BCY	0	0	(118,004)	0	(118,004)	117,564	(440)
BPG	0	0	(34,857)	0	(34,857)	35,473	616
BPS	0	0	0	0	0	(950)	(950)
MSC	0	0	(6,544)	0	(6,544)	6,660	116
TDL	0	0	(29,066)	(43,809)	(72,875)	29,003	(43,872)
TDM	0	0	0	(83,562)	(83,562)	292	(83,270)

Total Borrowings and Other Financing Transactions	$6,593	$(1,420,732)	$(188,471)	$(127,371)

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,338)	$(3,338)
Sovereign Issues	0	0	(701,730)	(4,615)	(706,345)
U.S. Government Agencies	0	(368,821)	0	0	(368,821)
U.S. Treasury Obligations	(2,731)	(267,891)	0	0	(270,622)

Total	$(2,731)	$(636,712)	$(701,730)	$(7,953)	$(1,349,126)

Sale-Buyback Transactions
U.S. Treasury Obligations	(29,066)	(159,405)	0	0	(188,471)

Total	$(29,066)	$(159,405)	$0	$0	$(188,471)

Total Borrowings	$(31,797)	$(796,117)	$(701,730)	$(7,953)	$(1,537,597)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(1,537,597)

(l)	Securities with an aggregate market value of $1,624,182 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,603,600) at a weighted average interest rate of (0.066%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $5 of deferred price drop.
(4)	Payable for short sales includes $1,042 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(71,606) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$99.750	06/13/2022	866	$2,165	$196	$276
Call - CME 90-Day Eurodollar March 2022 Futures	99.750	03/14/2022	396	990	85	109

Total Purchased Options					$281	$385

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	726	$77,684	$486	$0	$(95)
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	3,167	19	(3)	0	0
Call Options Strike @ EUR 210.000 on Euro-Bund December 2020 Futures(1)	11/2020	4,229	50	(4)	0	0
Euro-Bobl December Futures	12/2020	188	29,794	35	13	(24)
Euro-BTP Italy Government Bond December Futures	12/2020	4,560	789,017	10,733	2,887	(2,727)
Euro-Buxl 30-Year Bond December Futures	12/2020	494	128,974	4,963	684	(660)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	200	39,523	360	73	(108)
Japan Government 10-Year Bond December Futures	12/2020	510	735,563	1,491	242	0
U.S. Treasury 5-Year Note December Futures	12/2020	554	69,821	29	0	(56)
United Kingdom Long Gilt December Futures	12/2020	557	97,826	(126)	165	(323)

				$17,964	$4,064	$(3,993)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	751	$(63,100)	$(37)	$18	$0
Canada Government 10-Year Bond December Futures	12/2020	2,322	(264,731)	66	859	(423)
Euro-Bund 10-Year Bond December Futures	12/2020	2,260	(462,432)	(1,748)	927	(663)
Euro-Schatz December Futures	12/2020	3,137	(413,000)	(123)	55	(18)
U.S. Treasury 10-Year Note December Futures	12/2020	3,090	(431,152)	(14)	773	0
U.S. Treasury 30-Year Bond December Futures	12/2020	109	(19,215)	(163)	102	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	298	(66,100)	1,033	596	0

				$(986)	$3,330	$(1,104)

Total Futures Contracts				$16,978	$7,394	$(5,097)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.066%	EUR	4,800	$(139)	$126	$(13)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.133		1,000	(18)	15	(3)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.037		$16,500	(476)	436	(40)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.078	EUR	4,900	(78)	64	(14)	0	0

							$(711)	$641	$(70)	$0	$0

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	3,200	$53	$(45)	$8	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761		4,800	12	(716)	(704)	0	(23)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888		2,500	(14)	(408)	(422)	0	(11)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.420		$6,400	113	(47)	66	0	(1)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.709	EUR	4,900	(145)	251	106	9	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.221		10,675	(511)	685	174	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	0.693		5,700	(188)	288	100	4	0

							$(680)	$8	$(672)	$13	$(36)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025		$111,412	$(4,625)	$(967)	$(5,592)	$0	$(308)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		58,300	(2,483)	(7)	(2,490)	83	(9)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		31,300	75	338	413	0	(42)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		533,100	3,197	4,582	7,779	0	(1,282)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		166,100	(184)	305	121	0	(221)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	394,500	(2,998)	1,648	(1,350)	0	(409)

						$(7,018)	$5,899	$(1,119)	$83	$(2,271)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$3,162,300	$(23)	$(553)	$(576)	$0	$(65)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	470,800	0	(43)	(43)	0	(18)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	85,800	0	(2)	(2)	0	(4)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	71,100	0	15	15	0	(3)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	374,100	28	(66)	(38)	0	(18)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	285,300	0	126	126	8	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	91,200	0	88	88	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	302,200	43	160	203	6	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	269,400	0	89	89	5	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	229,600	0	90	90	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	134,700	0	228	228	4	0

					$48	$132	$180	$29	$(108)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	12/16/2022	GBP	150,800	$1,286	$(34)	$1,252	$0	$(64)
Pay	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/16/2025		12,700	3	426	429	0	(16)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		207,100	6,932	12	6,944	0	(266)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		82,400	3,705	29	3,734	0	(175)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		12,550	974	(23)	951	0	(103)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	51,800	0	437	437	0	(1)
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		36,700	0	310	310	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		31,000	136	313	449	0	(1)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		34,800	0	658	658	0	(11)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		24,300	0	471	471	0	(7)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		67,500	(544)	2,490	1,946	0	(25)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		415,200	10,768	31,160	41,928	0	(476)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		65,800	13	3,284	3,297	0	(43)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		223,400	2,519	11,506	14,025	0	(152)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		233,500	(2,385)	10,482	8,097	0	(179)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		95,400	1,519	21,042	22,561	0	(224)
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	369,000	359	1,667	2,026	0	(75)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	(14)	298	0	(3)
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	692	1,327	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		$245,100	1,495	(4,778)	(3,283)	0	(17)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		235,200	855	(5,532)	(4,677)	0	(11)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		123,400	(1,718)	(2,597)	(4,315)	0	(9)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		177,100	(409)	(3,126)	(3,535)	0	(18)
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		850,000	(8,878)	(48)	(8,926)	64	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		150,800	0	(4,829)	(4,829)	23	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		130,050	0	(3,908)	(3,908)	83	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		143,950	0	(4,114)	(4,114)	92	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		99,200	0	(3,121)	(3,121)	44	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		39,000	(2,112)	(1,771)	(3,883)	20	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		139,200	(4,442)	126	(4,316)	145	0
Receive(7)	3-Month USD-LIBOR	0.300	Semi-Annual	01/15/2026		697,000	1,349	1,656	3,005	737	0
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		288,700	(2,309)	(417)	(2,726)	0	(605)
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		92,600	(2,506)	226	(2,280)	271	0
Receive(7)	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		1,196,700	14,786	9,753	24,539	3,500	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		5,700	(531)	378	(153)	78	0
Receive(7)	3-Month USD-LIBOR	0.800	Semi-Annual	01/15/2051		92,100	2,248	6,340	8,588	1,228	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	826	883	20	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	821	1,005	25	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	87,000	(1,857)	(1,469)	(3,326)	0	(16)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	39,600	(169)	1,687	1,518	0	(8)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	1,253	1,253	15	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022	EUR	599,300	(958)	(1,726)	(2,684)	0	(20)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		1,220,500	10,026	9,760	19,786	24	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	26	19	0	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		80,900	2,683	4,567	7,250	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		917,700	40,559	11,668	52,227	12	(86)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/17/2031		30,400	(416)	246	(170)	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		66,900	(12,287)	(2,815)	(15,102)	65	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	03/17/2051		97,200	1,417	(2,021)	(604)	76	0
Pay	6-Month GBP-LIBOR	0.371	Semi-Annual	12/07/2030	GBP	22,300	12	(73)	(61)	0	(49)
Pay	6-Month GBP-LIBOR	0.500	Semi-Annual	09/16/2050		28,400	(1,590)	979	(611)	0	(157)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	3,731,000	(142)	344	202	10	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039	JPY	12,100,000	217	(4,492)	(4,275)	0	(131)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		17,710,000	(803)	9,332	8,529	371	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	33,100	0	1,254	1,254	9	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	1,363,000	111	(535)	(424)	53	0
Receive	UKRPI	3.241	Maturity	02/15/2025	GBP	27,300	0	(130)	(130)	0	(19)
Receive	UKRPI	3.257	Maturity	02/15/2025		90,500	0	(535)	(535)	0	(63)
Receive	UKRPI	3.258	Maturity	02/15/2025		67,600	0	(407)	(407)	0	(47)
Receive	UKRPI	3.262	Maturity	02/15/2025		72,000	0	(455)	(455)	0	(50)
Receive	UKRPI	3.334	Maturity	08/15/2025		35,300	(49)	483	434	0	(5)
Pay	UKRPI	3.386	Maturity	01/15/2030		17,500	0	17	17	0	(51)
Pay	UKRPI	3.436	Maturity	02/15/2030		21,000	0	94	94	0	(124)
Pay	UKRPI	3.450	Maturity	02/15/2030		65,900	37	417	454	0	(194)

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.453%	Maturity	02/15/2030	GBP	116,600	$0	$863	$863	$0	$0
Pay	UKRPI	3.475	Maturity	08/15/2030		35,300	0	(496)	(496)	0	(119)

							$61,085	$98,629	$159,714	$6,965	$(3,625)

Total Swap Agreements							$52,724	$105,309	$158,033	$7,090	$(6,040)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$385	$7,394	$7,090	$14,869	$0	$(5,097)	$(6,040)	$(11,137)

(n)

Securities with an aggregate market value of $213,078 and cash of $92,422 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2020		SEK	271,120	$		29,960	$0	$(313)
	10/2020	$		25,333		CAD	33,904	128	0
	10/2020			286,956		DKK	1,834,427	1,934	0
	10/2020			3,494		GBP	2,716	11	0
	10/2020			34,521		KRW	40,286,007	29	0
	11/2020		CAD	33,904	$		25,336	0	(128)
	11/2020	$		29,970		SEK	271,120	313	0
	12/2020		DKK	1,834,427	$		287,278	0	(1,917)
	12/2020		SGD	31,674			23,324	118	0
	12/2020	$		65,931		CNH	458,683	1,381	0
	12/2020			16,455		KRW	19,611,069	366	0
	12/2020			54,075		SGD	73,534	7	(207)
BPS	10/2020		AUD	81,654	$		59,361	876	0
	10/2020		EUR	46,104			54,457	419	(17)
	10/2020		JPY	20,047,875			189,100	0	(991)
	10/2020		TWD	17,243			594	0	(3)
	10/2020	$		32,150		AUD	43,716	0	(839)
	10/2020			98		CLP	75,712	0	(2)
	10/2020			446		DKK	2,800	0	(5)
	10/2020			93,880		EUR	79,441	191	(930)
	10/2020			2,199		GBP	1,727	30	0
	10/2020			411,466		JPY	43,439,132	459	(44)
	11/2020		JPY	41,536,532	$		393,559	0	(425)
	11/2020		NZD	53,653			35,283	0	(211)
	11/2020	$		730		PLN	2,749	0	(18)
	12/2020		HKD	7,437	$		959	0	0
	12/2020		ILS	58,994			17,251	13	0
	12/2020		KRW	304,818,223			257,287	0	(4,157)
	12/2020		MYR	280,810			67,100	0	(338)
	12/2020		SGD	40,800			29,657	0	(235)
	12/2020	$		25,779		CNH	176,962	190	0
	12/2020			355		THB	10,996	0	(8)
BRC	10/2020		MXN	396,519	$		18,202	308	0
	10/2020	$		1,022		EUR	878	7	0
	10/2020			33,999		GBP	25,598	15	(983)
	12/2020		CNH	388,984	$		56,816	0	(268)
	12/2020	$		354		MXN	8,067	8	0
CBK	10/2020		AUD	29,572	$		21,725	544	0
	10/2020		CAD	7,787			5,922	74	0
	10/2020		DKK	950,211			143,970	20	(5,693)
	10/2020		PEN	28,455			8,034	138	0
	10/2020	$		60,449		CAD	80,858	279	(2)
	10/2020			225,085		DKK	1,432,992	788	(201)
	10/2020			1,330		EUR	1,131	0	(4)
	10/2020			36,575		GBP	27,219	0	(1,453)
	10/2020			8,058		PEN	28,455	0	(162)
	11/2020		CAD	78,744	$		58,865	0	(278)
	11/2020		PEN	26,186			7,413	147	0
	11/2020		ZAR	2,052			122	0	0
	12/2020		DKK	1,269,932			199,432	0	(771)
	12/2020		PEN	268,656			75,706	1,168	0
	12/2020	$		20,426		CNH	139,080	0	(16)
	03/2021		PEN	76,320	$		21,310	155	0
	04/2021		ILS	121,200			35,771	243	0

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	10/2020		PEN	118,142	$		33,652	$868	$0
	10/2020	$		33,000		PEN	118,142	0	(216)
	12/2020		PEN	3,948	$		1,117	22	0
	03/2021			118,142			32,941	199	0
FBF	12/2020	$		1,234		IDR	18,511,358	0	0
GLM	10/2020		MXN	275,654	$		12,785	346	0
	10/2020		NOK	278,170			29,282	0	(540)
	10/2020		PEN	2,049			578	10	0
	10/2020		RUB	2,567,468			35,933	2,920	0
	10/2020		TWD	591,042			20,359	0	(91)
	10/2020	$		2,140		JPY	227,300	15	0
	10/2020			30,735		TWD	886,394	0	(66)
	11/2020		GBP	428,628	$		549,947	0	(3,225)
	11/2020		RON	431			105	2	0
	11/2020	$		29,283		NOK	278,170	540	0
	12/2020		CNH	24,537	$		3,501	0	(100)
	12/2020		DKK	213,413			33,581	0	(63)
	12/2020		TWD	1,817,503			63,332	134	(233)
	12/2020	$		15,724		CNH	106,976	0	(25)
	04/2021		ILS	9,826	$		2,864	0	(16)
HUS	10/2020		AUD	300,784			213,213	346	(2,569)
	10/2020		CAD	60,820			46,197	521	0
	10/2020		GBP	32,251			41,734	163	(45)
	10/2020		JPY	20,176,456			189,823	0	(1,486)
	10/2020		KRW	1,612,971			1,385	2	0
	10/2020		MXN	910,819			42,562	1,460	0
	10/2020		NOK	106,175			12,115	732	0
	10/2020		TWD	275,148			9,481	0	(39)
	10/2020	$		61,556		EUR	51,617	0	(1,038)
	10/2020			97,781		GBP	76,002	411	(122)
	10/2020			54,042		MXN	1,191,211	0	(287)
	10/2020			43,013		NOK	384,345	0	(1,808)
	10/2020			3,196		NZD	4,727	0	(69)
	10/2020			7,122		RUB	508,264	0	(587)
	11/2020		GBP	63,500	$		81,705	0	(246)
	11/2020	$		269		ZAR	4,536	0	0
	12/2020		CNY	275,662	$		39,341	0	(1,120)
	12/2020		DKK	40,760			6,417	0	(8)
	12/2020		KRW	19,611,069			16,455	0	(366)
	12/2020	$		1,869		CNH	13,082	51	0
	12/2020			26,493		KRW	31,419,421	455	0
	03/2021			41,880		MXN	910,819	0	(1,430)
	04/2021		ILS	53,516	$		15,557	0	(131)
IND	02/2021	$		10		CZK	224	0	0
JPM	10/2020		CAD	4,882	$		3,655	0	(11)
	10/2020		CHF	3,489			3,847	59	0
	10/2020		DKK	434,888			66,005	0	(2,482)
	10/2020		KRW	3,303,686			2,837	4	0
	10/2020	$		49,412		DKK	312,145	243	(497)
	10/2020			8,988		GBP	7,000	45	0
	10/2020			5,522		MXN	125,597	146	0
	10/2020			2,327		RUB	171,791	0	(118)
	11/2020		RON	690	$		169	4	0
	11/2020		ZAR	2,478			146	0	(1)
	12/2020		CNH	134,789			19,778	0	(3)
	12/2020		ILS	64,692			18,813	0	(89)
	12/2020		PEN	10,445			2,956	58	0
	02/2021	$		5,846		ILS	20,159	52	0
MYI	10/2020		AUD	84,134	$		60,474	244	(32)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2020		BRL	29,472	$		5,256	$8	$0
	10/2020		CAD	32,531			24,661	230	0
	10/2020		DKK	1,971,697			298,649	74	(11,933)
	10/2020		JPY	24,771,614			233,603	0	(1,277)
	10/2020		NZD	58,380			39,212	591	0
	10/2020		SEK	82,730			9,538	300	0
	10/2020	$		74,857		AUD	105,112	768	(339)
	10/2020			5,225		BRL	29,472	23	0
	10/2020			1,178		CHF	1,073	0	(13)
	10/2020			210,482		JPY	22,191,726	58	(122)
	10/2020			24,653		SEK	214,765	0	(673)
	11/2020		AUD	79,462	$		56,151	0	(768)
	11/2020		JPY	20,802,026			197,437	124	0
	11/2020	$		303		PLN	1,135	0	(9)
	06/2021			805		EUR	630	0	(62)
SCX	10/2020		AUD	14,469	$		10,182	0	(182)
	10/2020		EUR	13,409			15,958	236	0
	10/2020		GBP	6,760			9,015	292	0
	10/2020		TWD	2,961			102	0	0
	10/2020	$		262,854		AUD	370,760	2,703	0
	10/2020			1,169		GBP	918	15	0
	10/2020			15,971		SEK	139,085	0	(441)
	11/2020		AUD	370,760	$		262,872	0	(2,704)
	11/2020		RON	157			38	1	0
	12/2020		CNY	1,190,136			169,956	0	(4,729)
	12/2020	$		24,977		KRW	29,397,929	238	0
	02/2021		ILS	5,450	$		1,587	0	(8)
SOG	10/2020		DKK	512,756			77,407	0	(3,343)
	11/2020		ZAR	1,931			114	0	0
SSB	10/2020		CAD	48,785			37,248	611	0
	10/2020		GBP	680,446			904,022	26,009	0
	10/2020	$		5,278		BRL	29,472	0	(30)
	10/2020			48,864		CAD	65,466	302	0
	10/2020			419,704		JPY	44,203,272	0	(576)
	11/2020		BRL	29,472	$		5,274	31	0
	11/2020		CAD	65,466			48,869	0	(301)
	11/2020		GBP	142,876			183,130	0	(1,261)
	11/2020		JPY	44,077,872			418,669	579	0
	12/2020		CNH	8,116,576			1,151,581	0	(39,750)
TOR	10/2020		AUD	8,513			6,171	74	0
	10/2020		CAD	30,305			23,168	409	0
	10/2020		EUR	927,320			1,109,763	22,526	0
	10/2020		JPY	22,680,849			213,951	0	(1,105)
	10/2020	$		116,507		JPY	12,296,172	83	0
	11/2020		EUR	853,766	$		1,001,823	164	0
	11/2020		JPY	12,296,172			116,551	0	(82)
UAG	10/2020		AUD	269,654			194,764	1,624	0
	10/2020		JPY	34,680,807			326,358	0	(2,479)
	10/2020	$		189,630		AUD	269,192	3,179	0
	10/2020			1,551		CHF	1,417	0	(12)
	10/2020			9,101		GBP	6,773	0	(361)
	11/2020		AUD	269,192	$		189,644	0	(3,179)
	02/2021	$		16		CZK	356	0	(1)
	04/2021		ILS	86,643	$		25,223	0	(175)

Total Forward Foreign Currency Contracts								$81,663	$(115,693)

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC CAD versus JPY	JPY	77.000	02/25/2021	82,389	$848	$873

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	42,300	$1,747	$503
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	18,800	752	234
FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	40,900	3,023	1,022
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	37,100	2,749	883
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	28,200	1,106	351

							$9,377	$2,993

Total Purchased Options							$10,225	$3,866

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	22,300	$(20)	$(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	63,900	(74)	(145)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	35,300	(62)	(42)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	22,800	(39)	(65)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	9,900	(7)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	54,300	(48)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	9,900	(11)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	26,000	(44)	(10)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	28,300	(41)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	11,900	(9)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	11,900	(13)	(13)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	25,800	(18)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	40,100	(32)	(16)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	25,800	(37)	(70)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	40,100	(52)	(93)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	13,600	(24)	(22)
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	84,700	(149)	(101)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	23,600	(28)	(80)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	11,500	(9)	(20)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	23,100	(47)	(96)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	13,000	(17)	(34)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	35,700	(100)	(212)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	14,500	(7)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	12,900	(14)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525%	10/21/2020	11,500	$(16)	$(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	12,000	(14)	(10)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	14,500	(15)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	12,900	(19)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	11,500	(19)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	27,500	(22)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	27,500	(32)	(31)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	8,800	(7)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	19,300	(16)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	8,800	(12)	(24)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	19,300	(26)	(45)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	14,900	(32)	(32)
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	21,300	(27)	(89)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	23,900	(55)	(47)
CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	25,900	(22)	(1)
DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	12,400	(14)	(30)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	24,400	(39)	(102)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	20,000	(19)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	30,900	(28)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	20,000	(14)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	17,100	(27)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	30,900	(76)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	67,500	(55)	(17)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	67,500	(93)	(183)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	26,700	(55)	(49)
FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	25,100	(28)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	25,100	(25)	(30)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	31,400	(34)	(19)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	31,400	(34)	(65)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	28,000	(42)	(38)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	13,200	(16)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	13,200	(27)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	14,600	(12)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	14,600	(17)	(16)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	23,800	(14)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	23,800	(38)	(65)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	5,300	(34)	(34)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	20,000	(16)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	9,900	(11)	(43)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	45,400	(54)	(103)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	6,300	(6)	(18)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	53,800	(105)	(225)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	28,400	(43)	(75)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	23,500	(38)	(48)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	12,850	(8)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	13,000	(11)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	12,850	(11)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	13,000	(22)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	32,150	(26)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	32,150	(37)	(36)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	23,700	(44)	(51)
JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	10,400	(15)	(43)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	26,350	(22)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	26,500	(34)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	26,500	(52)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	26,350	(67)	(1)
MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	9,700	(21)	(46)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	26,000	(21)	(25)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	24,600	(44)	(45)

						$(2,685)	$(2,841)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,150.000	10/28/2020	37,828	$(140)	$(136)
BRC	Call - OTC CAD versus JPY	JPY	82.500	02/25/2021	82,389	(848)	(432)
GLM	Put - OTC EUR versus USD	$	1.093	01/29/2021	53,726	(694)	(80)

						$(1,682)	$(648)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	352,000	$(1,747)	$(11)
DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	154,900	(707)	(9)
FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	340,200	(3,022)	(19)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	17,800	(796)	(538)
JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	10,700	(463)	(323)
MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	308,600	(2,749)	(15)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	234,000	(1,075)	(14)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	17,900	(603)	(529)

							$(11,162)	$(1,458)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	216,500	$(223)	$(153)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	99,000	(98)	(71)

						$(321)	$(224)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.141	11/05/2020	25,400	$(194)	$(62)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	21,300	(140)	(50)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	17,500	(129)	(125)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	24,500	(192)	(145)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.438	10/07/2020	33,500	$(141)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	12,900	(42)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	19,200	(63)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	18,300	(57)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	15,500	(50)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	18,700	(75)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	18,800	(76)	(17)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	7,000	(13)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	16,200	(23)	(1)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	8,000	(34)	(10)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	20,900	(118)	(94)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	16,100	(70)	(156)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	16,100	(62)	(62)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	16,000	(40)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	8,000	(55)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	21,700	(78)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	9,700	(32)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	10,500	(34)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	16,800	(53)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	21,400	(58)	(79)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	21,700	(51)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	5,300	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	17,600	(52)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	13,100	(57)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	13,100	(37)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	17,600	(36)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	12,400	(47)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	6,200	(23)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	12,400	(25)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	6,200	(12)	(11)

					$(2,179)	$(1,081)

Total Written Options					$(18,029)	$(6,252)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.052%	$	4,500	$(156)	$81	$0	$(75)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		16,740	(598)	318	0	(280)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		14,700	(363)	19	0	(344)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		29,700	(566)	(85)	0	(651)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		26,260	(909)	470	0	(439)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		47,500	(1,188)	77	0	(1,111)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		25,300	(898)	475	0	(423)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		11,800	(228)	(31)	0	(259)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		31,100	(1,092)	573	0	(519)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		27,200	(678)	42	0	(636)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		13,100	(314)	8	0	(306)

								$(6,990)	$1,947	$0	$(5,043)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.268%	$	7,820	$(189)	$95	$0	$(94)
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		20,100	(487)	246	0	(241)
CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		4,380	(106)	54	0	(52)

								$(782)	$395	$0	$(387)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	87,700	$	60,513	$13	$2,756	$2,769	$0
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		86,300		59,547	(319)	3,052	2,733	0

									$(306)	$5,808	$5,502	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.225% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$	46,000	$34	$312	$346	$0
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		99,000	279	(1,157)	0	(878)
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		78,300	1	(1,051)	0	(1,050)
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		63,800	182	(857)	0	(675)
MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		28,500	81	(370)	0	(289)

									$577	$(3,123)	$346	$(2,892)

Total Swap Agreements									$(7,501)	$5,027	$5,848	$(8,322)

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$4,287	$503	$346	$5,136	$(2,565)	$(652)	$(169)	$(3,386)	$1,750	$(793)	$957
BPS	2,178	0	0	2,178	(8,223)	(720)	(1,502)	(10,445)	(8,267)	6,960	(1,307)
BRC	338	873	0	1,211	(1,251)	(568)	(2,442)	(4,261)	(3,050)	2,633	(417)
CBK	3,556	0	2,769	6,325	(8,580)	(1)	(475)	(9,056)	(2,731)	4,623	1,892
DUB	1,089	234	0	1,323	(216)	(414)	0	(630)	693	(1,000)	(307)
FAR	0	0	0	0	0	(421)	0	(421)	(421)	377	(44)
FBF	0	1,022	0	1,022	0	(266)	0	(266)	756	(800)	(44)
GLM	3,967	0	2,733	6,700	(4,359)	(618)	0	(4,977)	1,723	(3,510)	(1,787)
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GST	0	0	0	0	0	(655)	(1,828)	(2,483)	(2,483)	2,650	167
HUS	4,141	0	0	4,141	(11,351)	0	(636)	(11,987)	(7,846)	6,496	(1,350)
JPM	611	0	0	611	(3,201)	(1,037)	(981)	(5,219)	(4,608)	4,491	(117)
MYC	0	1,234	0	1,234	0	(898)	(289)	(1,187)	47	(933)	(886)
MYI	2,420	0	0	2,420	(15,228)	0	0	(15,228)	(12,808)	12,171	(637)
SCX	3,485	0	0	3,485	(8,064)	0	0	(8,064)	(4,579)	3,499	(1,080)
SOG	0	0	0	0	(3,343)	0	0	(3,343)	(3,343)	3,514	171
SSB	27,532	0	0	27,532	(41,918)	0	0	(41,918)	(14,386)	2,866	(11,520)
TOR	23,256	0	0	23,256	(1,187)	0	0	(1,187)	22,069	(22,380)	(311)
UAG	4,803	0	0	4,803	(6,207)	0	0	(6,207)	(1,404)	(333)	(1,737)

Total Over the Counter	$81,663	$3,866	$5,848	$91,377	$(115,693)	$(6,252)	$(8,322)	$(130,267)

(p)

Securities with an aggregate market value of $50,336 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$385	$385
Futures	0	0	0	0	7,394	7,394
Swap Agreements	0	96	0	0	6,994	7,090

	$0	$96	$0	$0	$14,773	$14,869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$81,663	$0	$81,663
Purchased Options	0	0	0	873	2,993	3,866
Swap Agreements	0	0	0	5,502	346	5,848

	$0	$0	$0	$88,038	$3,339	$91,377

	$0	$96	$0	$88,038	$18,112	$106,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,097	$5,097
Swap Agreements	0	2,307	0	0	3,733	6,040

	$0	$2,307	$0	$0	$8,830	$11,137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115,693	$0	$115,693
Written Options	0	2,841	0	648	2,763	6,252
Swap Agreements	0	5,430	0	0	2,892	8,322

	$0	$8,271	$0	$116,341	$5,655	$130,267

	$0	$10,578	$0	$116,341	$14,485	$141,404

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,179)	$(1,179)
Futures	0	0	0	0	27,097	27,097
Swap Agreements	0	(3,101)	0	0	(157,349)	(160,450)

	$0	$(3,101)	$0	$0	$(131,431)	$(134,532)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(173,521)	$0	$(173,521)
Purchased Options	0	0	0	1,438	(2,378)	(940)
Written Options	0	1,077	0	1,793	6,955	9,825
Swap Agreements	0	(1,379)	0	(2,849)	(29,054)	(33,282)

	$0	$(302)	$0	$(173,139)	$(24,477)	$(197,918)

	$0	$(3,403)	$0	$(173,139)	$(155,908)	$(332,450)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$468	$468
Futures	0	0	0	0	41,693	41,693
Swap Agreements	0	59	0	0	195,303	195,362

	$0	$59	$0	$0	$237,464	$237,523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47,034)	$0	$(47,034)
Purchased Options	0	0	0	726	2,048	2,774
Written Options	0	(155)	0	9,288	9,958	19,091
Swap Agreements	0	2,175	0	18,722	1,239	22,136

	$0	$2,020	$0	$(18,298)	$13,245	$(3,033)

	$0	$2,079	$0	$(18,298)	$250,709	$234,490

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$351	$0	$351
Sovereign Issues	0	3,374	0	3,374
Australia
Asset-Backed Securities	0	2,899	0	2,899
Non-Agency Mortgage-Backed Securities	0	17,844	0	17,844
Sovereign Issues	0	474,638	0	474,638
Austria
Corporate Bonds & Notes	0	502	0	502
Brazil
Corporate Bonds & Notes	0	37,257	0	37,257
Loan Participations and Assignments	0	0	6,030	6,030

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Canada
Corporate Bonds & Notes	$0	$119,907	$0	$119,907
Non-Agency Mortgage-Backed Securities	0	27,902	0	27,902
Sovereign Issues	0	78,742	0	78,742
Cayman Islands
Asset-Backed Securities	0	330,192	0	330,192
Corporate Bonds & Notes	0	91,161	0	91,161
Non-Agency Mortgage-Backed Securities	0	10,747	0	10,747
Chile
Sovereign Issues	0	10,200	0	10,200
China
Corporate Bonds & Notes	0	2,360	0	2,360
Sovereign Issues	0	1,355,183	0	1,355,183
Denmark
Corporate Bonds & Notes	0	537,601	0	537,601
France
Corporate Bonds & Notes	0	76,865	0	76,865
Sovereign Issues	0	392,748	0	392,748
Germany
Corporate Bonds & Notes	0	240,410	0	240,410
Guernsey, Channel Islands
Corporate Bonds & Notes	0	18,085	0	18,085
India
Corporate Bonds & Notes	0	12,994	0	12,994
Indonesia
Sovereign Issues	0	17,832	0	17,832
Ireland
Asset-Backed Securities	0	128,473	0	128,473
Corporate Bonds & Notes	0	14,021	0	14,021
Non-Agency Mortgage-Backed Securities	0	3,136	0	3,136
Israel
Sovereign Issues	0	152,395	0	152,395
Italy
Corporate Bonds & Notes	0	163,580	0	163,580
Sovereign Issues	0	167,716	0	167,716
Japan
Corporate Bonds & Notes	0	178,798	0	178,798
Sovereign Issues	0	1,332,622	0	1,332,622
Jersey, Channel Islands
Corporate Bonds & Notes	0	253	0	253
Kuwait
Sovereign Issues	0	70,243	0	70,243
Lithuania
Sovereign Issues	0	6,158	0	6,158
Luxembourg
Corporate Bonds & Notes	0	32,396	0	32,396
Malaysia
Corporate Bonds & Notes	0	14,816	0	14,816
Sovereign Issues	0	67,925	0	67,925
Mexico
Sovereign Issues	0	6,829	0	6,829
Netherlands
Asset-Backed Securities	0	47,877	0	47,877
Corporate Bonds & Notes	0	117,137	0	117,137
Preferred Securities	0	3,500	0	3,500
New Zealand
Sovereign Issues	0	23,088	0	23,088
Norway
Corporate Bonds & Notes	0	30,588	0	30,588

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Panama
Sovereign Issues	$0	$2,499	$0	$2,499
Peru
Sovereign Issues	0	138,070	0	138,070
Poland
Sovereign Issues	0	419	0	419
Qatar
Loan Participations and Assignments	0	0	47,864	47,864
Sovereign Issues	0	202,517	0	202,517
Russia
Sovereign Issues	0	23,197	0	23,197
Saudi Arabia
Corporate Bonds & Notes	0	10,148	0	10,148
Sovereign Issues	0	170,439	0	170,439
Singapore
Corporate Bonds & Notes	0	31,623	0	31,623
Slovenia
Sovereign Issues	0	22,813	0	22,813
South Africa
Sovereign Issues	0	10,332	0	10,332
South Korea
Sovereign Issues	0	260,839	0	260,839
Spain
Corporate Bonds & Notes	0	9,524	0	9,524
Preferred Securities	0	11,718	0	11,718
Sovereign Issues	0	572,478	0	572,478
Supranational
Corporate Bonds & Notes	0	32,256	0	32,256
Sweden
Corporate Bonds & Notes	0	22,408	0	22,408
Switzerland
Corporate Bonds & Notes	0	91,617	0	91,617
United Arab Emirates
Sovereign Issues	0	53,640	0	53,640
United Kingdom
Corporate Bonds & Notes	0	797,869	0	797,869
Non-Agency Mortgage-Backed Securities	0	564,608	0	564,608
Preferred Securities	0	4,068	0	4,068
Sovereign Issues	0	156,412	0	156,412
United States
Asset-Backed Securities	0	691,472	0	691,472
Corporate Bonds & Notes	0	818,439	0	818,439
Loan Participations and Assignments	0	32,368	0	32,368
Municipal Bonds & Notes	0	15,313	0	15,313
Non-Agency Mortgage-Backed Securities	0	313,888	0	313,888
Preferred Securities	0	46,767	106,914	153,681
U.S. Government Agencies	0	6,025,808	0	6,025,808
U.S. Treasury Obligations	0	798,489	0	798,489
Short-Term Instruments
Repurchase Agreements	0	6,593	0	6,593
U.S. Treasury Bills	0	15,321	0	15,321

	$0	$18,375,297	$160,808	$18,536,105

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$629,111	$0	$0	$629,111

Total Investments	$629,111	$18,375,297	$160,808	$19,165,216

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(83,562)	$0	$(83,562)
United States
U.S. Government Agencies	0	(1,254,045)	0	(1,254,045)
U.S. Treasury Obligations	0	(43,809)	0	(43,809)

	$0	$(1,381,416)	$0	$(1,381,416)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,779	7,090	0	14,869
Over the counter	0	91,377	0	91,377

	$7,779	$98,467	$0	$106,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,097)	(6,040)	0	(11,137)
Over the counter	(34)	(130,015)	(218)	(130,267)

	$(5,131)	$(136,055)	$(218)	$(141,404)

Total Financial Derivative Instruments	$2,648	$(37,588)	$(218)	$(35,158)

Totals	$631,759	$16,956,293	$160,590	$17,748,642

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$6,014	$0	$0	$0	$0	$16	$0	$0	$6,030	$16
Qatar
Loan Participations and Assignments	47,900	0	0	93	0	(129)	0	0	47,864	(129)
United States
Preferred Securities	0	106,899	0	0	0	15	0	0	106,914	15

	$53,914	$106,899	$0	$93	$0	$(98)	$0	$0	$160,808	$(98)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(133)	$0	$0	$(85)	$0	$0	$(218)	$(85)

Totals	$53,914	$106,899	$(133)	$93	$0	$(183)	$0	$0	$160,590	$(183)

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$6,030	Proxy Pricing	Base Price	100.750	—
Qatar
Loan Participations and Assignments	47,864	Third Party Vendor	Broker Quote	99.925	—
United States
Preferred Securities	106,914	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(156)	Indicative Market Quotation	Broker Quote	0.967	—
	(62)	Other Valuation Techniques(2)	—	—	—

Total	$160,590

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

68	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Notes to Financial Statements (Cont.)

may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the

70	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Notes to Financial Statements (Cont.)

determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

72	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the

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Notes to Financial Statements (Cont.)

transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$605,269	$4,737	$0	$0	$18,984	$628,990	$4,738	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$109,589	$1,301,946	$(1,411,501)	$244	$(157)	$121	$45	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

74	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Notes to Financial Statements (Cont.)

borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full

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faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

78	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have

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otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to

80	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

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September 30, 2020

interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an

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Notes to Financial Statements (Cont.)

amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other

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relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default

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swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below

86	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

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Notes to Financial Statements (Cont.)

High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker, or the clearinghouse.. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests

88	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Notes to Financial Statements (Cont.)

Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

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Notes to Financial Statements (Cont.)

specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master

92	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”).

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Notes to Financial Statements (Cont.)

Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $37,213.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$162,357	$87,574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$42,788,662	$41,365,984	$2,872,126	$1,583,721

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	172,129	$1,856,307	294,807	$3,243,316

I-2	64,839	700,176	110,078	1,209,819

I-3	9,250	98,746	10,953	121,058

Administrative Class	3,089	33,557	6,855	75,208

Class A	20,961	225,239	38,426	423,337

Class C	514	5,561	1,429	15,779

Class R	578	6,232	1,619	17,785

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2020

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	5,782	$62,670	42,689	$461,512

I-2	970	10,509	7,464	80,682

I-3	112	1,213	540	5,817

Administrative Class	90	971	685	7,397

Class A	651	7,057	6,491	70,154

Class C	18	200	329	3,539

Class R	35	374	346	3,732

Cost of shares redeemed

Institutional Class	(134,920)	(1,449,866)	(284,013)	(3,067,116)

I-2	(41,538)	(445,320)	(100,337)	(1,087,506)

I-3	(1,925)	(20,760)	(7,133)	(76,485)

Administrative Class	(1,388)	(14,905)	(5,858)	(63,087)

Class A	(19,291)	(207,668)	(67,644)	(736,013)

Class C	(961)	(10,400)	(1,909)	(20,842)

Class R	(899)	(9,680)	(1,735)	(19,027)

Net increase (decrease) resulting from Fund share transactions	78,096	$850,213	54,082	$669,059

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2020

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$87,680

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$17,148,111	$1,020,391	$(248,189)	$772,202

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co. LLC
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.
BSN	The Bank of Nova Scotia - Toronto	MSC	Morgan Stanley & Co. LLC.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CFR	Credit Suisse Securities (Europe) Ltd.	MYI	Morgan Stanley & Co. International PLC
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank, London
DEU	Deutsche Bank Securities, Inc.	SGY	Societe Generale, NY
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	TDL	Toronto Dominion Bank London
FICC	Fixed Income Clearing Corporation	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GRE	NatWest Markets Securities Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDOR03	3 month CDN Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Prices Index
CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	PRIBOR	Prague Interbank Offered Rate
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	STIBOR	Stockholm Interbank Offered Rate
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

104	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

106	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

108	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

110	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4019SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Investment Grade Credit Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from to leave the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	10.79%	5.54%	6.21%	5.81%	7.47%
PIMCO Investment Grade Credit Bond Fund I-2	10.74%	5.44%	6.11%	5.72%	7.37%
PIMCO Investment Grade Credit Bond Fund I-3	10.71%	5.38%	6.05%	5.66%	7.31%
PIMCO Investment Grade Credit Bond Fund Administrative Class	10.65%	5.28%	5.94%	5.55%	7.20%
PIMCO Investment Grade Credit Bond Fund Class A	10.57%	5.12%	5.79%	5.39%	7.04%
PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	6.38%	1.22%	4.98%	4.99%	6.84%
PIMCO Investment Grade Credit Bond Fund Class C	10.16%	4.34%	5.00%	4.62%	6.25%
PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	9.16%	3.34%	5.00%	4.62%	6.25%
Bloomberg Barclays U.S. Credit Index	9.84%	7.50%	5.75%	4.92%	6.14%
Lipper Corporate Debt Funds BBB-Rated Funds Average	10.75%	7.82%	5.66%	4.97%	5.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.10% for Administrative Class shares, 1.25% for Class A shares, and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of September 30, 2020†§

Banking & Finance	29.5%
Industrials	26.6%
U.S. Treasury Obligations	17.7%
U.S. Government Agencies	7.6%
Utilities	7.2%
Preferred Securities	3.9%
Loan Participations and Assignments	2.4%
Asset-Backed Securities	1.9%
Sovereign Issues	1.6%
Non-Agency Mortgage-Backed Securities	1.2%
Short-Term Instruments‡	0.2%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	A tactical exposure to emerging markets securities contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the gaming sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to finance companies contributed to performance, as the sector outperformed the broader investment grade market.
»	Overweight exposure to the building materials sector contributed to performance as the sector outperformed the broader investment grade market.

»	Underweight exposure to the diversified manufacturing sector detracted from performance as the sector outperformed the broader investment grade market.

»	Underweight exposure to the food & beverage sector detracted from performance as the sector outperformed the broader investment grade market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,107.90	$2.80	$1,000.00	$1,022.41	$2.69	0.53%
I-2	1,000.00	1,107.40	3.33	1,000.00	1,021.91	3.19	0.63
I-3	1,000.00	1,107.10	3.59	1,000.00	1,021.66	3.45	0.68
Administrative Class	1,000.00	1,106.50	4.12	1,000.00	1,021.16	3.95	0.78
Class A	1,000.00	1,105.70	4.91	1,000.00	1,020.41	4.71	0.93
Class C	1,000.00	1,101.60	8.85	1,000.00	1,016.65	8.49	1.68

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Barclays Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$10.16	$0.17	$0.92	$1.09	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.78	0.39	(0.35)	0.04	(0.50)	(0.17)	0.00	(0.67)

I-2

04/01/2020 - 09/30/2020+	10.16	0.16	0.93	1.09	(0.18)	0.00	0.00	(0.18)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)

03/31/2016	10.78	0.38	(0.35)	0.03	(0.49)	(0.17)	0.00	(0.66)

I-3

04/01/2020 - 09/30/2020+	10.16	0.16	0.92	1.08	(0.17)	0.00	0.00	(0.17)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

04/01/2020 - 09/30/2020+	10.16	0.15	0.93	1.08	(0.17)	0.00	0.00	(0.17)

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.78	0.36	(0.35)	0.01	(0.47)	(0.17)	0.00	(0.64)

Class A

04/01/2020 - 09/30/2020+	10.16	0.15	0.92	1.07	(0.16)	0.00	0.00	(0.16)

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)

03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.07	10.79%	$10,701,183	0.53	%*	0.53	%*	0.50	%*	0.50	%*	3.06	%*	81%

10.16	2.17	7,770,682	0.85		0.85		0.50		0.50		3.65		213

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

10.36	6.03	6,332,729	0.51		0.51		0.50		0.50		3.64		133

10.15	0.52	4,152,882	0.53		0.53		0.50		0.50		3.78		87

11.07	10.74	6,904,858	0.63	*	0.63	*	0.60	*	0.60	*	2.96	*	81

10.16	2.08	4,864,454	0.95		0.95		0.60		0.60		3.53		213

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

10.36	5.92	1,509,819	0.61		0.61		0.60		0.60		3.58		133

10.15	0.42	1,157,268	0.63		0.63		0.60		0.60		3.70		87

11.07	10.71	103,513	0.68	*	0.73	*	0.65	*	0.70	*	2.92	*	81

10.16	2.02	104,412	1.00		1.05		0.65		0.70		3.49		213

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

11.07	10.65	126,677	0.78	*	0.78	*	0.75	*	0.75	*	2.82	*	81

10.16	1.91	115,603	1.10		1.10		0.75		0.75		3.39		213

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

10.36	5.76	177,286	0.76		0.76		0.75		0.75		3.48		133

10.15	0.27	333,505	0.78		0.78		0.75		0.75		3.54		87

11.07	10.57	1,642,108	0.93	*	0.93	*	0.90	*	0.90	*	2.67	*	81

10.16	1.76	1,390,384	1.25		1.25		0.90		0.90		3.25		213

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

10.36	5.60	1,004,734	0.91		0.91		0.90		0.90		3.28		133

10.15	0.12	950,098	0.93		0.93		0.90		0.90		3.38		87

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$10.16	$0.10	$0.93	$1.03	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.78	0.27	(0.35)	(0.08)	(0.38)	(0.17)	0.00	(0.55)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.07	10.16%	$359,877	1.68	%*	1.68	%*	1.65	%*	1.65	%*	1.92	%*	81%

10.16	1.01	358,653	2.00		2.00		1.65		1.65		2.51		213

10.35	3.72	413,202	1.92		1.92		1.65		1.65		2.68		149

10.29	2.70	535,919	1.74		1.74		1.65		1.65		2.33		84

10.36	4.82	582,565	1.66		1.66		1.65		1.65		2.52		133

10.15	(0.63)	535,409	1.68		1.68		1.65		1.65		2.63		87

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$22,667,771
Investments in Affiliates	44,330

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,993
Over the counter	18,808
Deposits with counterparty	13,264
Foreign currency, at value	15,481
Receivable for investments sold	300,818
Receivable for investments sold on a delayed-delivery basis	60,561
Receivable for TBA investments sold	1,612,624
Receivable for Fund shares sold	42,964
Interest and/or dividends receivable	169,829
Dividends receivable from Affiliates	17
Reimbursement receivable from PIMCO	4
Other assets	178

Total Assets	24,950,642

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,178,583
Payable for sale-buyback transactions	321,511

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,138
Over the counter	21,032
Payable for investments purchased	184,440
Payable for investments in Affiliates purchased	17
Payable for TBA investments purchased	3,320,586
Payable for unfunded loan commitments	25,465
Deposits from counterparty	13,153
Payable for Fund shares redeemed	24,287
Distributions payable	10,943
Overdraft due to custodian	513
Accrued investment advisory fees	4,076
Accrued supervisory and administrative fees	4,911
Accrued distribution fees	250
Accrued servicing fees	414
Other liabilities	107

Total Liabilities	5,112,426

Net Assets	$19,838,216

Net Assets Consist of:

Paid in capital	$18,730,663
Distributable earnings (accumulated loss)	1,107,553

Net Assets	$19,838,216

Cost of investments in securities	$21,581,499
Cost of investments in Affiliates	$44,329
Cost of foreign currency held	$15,082
Cost or premiums of financial derivative instruments, net	$24,830

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$10,701,183
I-2	6,904,858
I-3	103,513
Administrative Class	126,677
Class A	1,642,108
Class C	359,877

Shares Issued and Outstanding:

Institutional Class	966,930
I-2	623,904
I-3	9,353
Administrative Class	11,446
Class A	148,376
Class C	32,518

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.07
I-2	11.07
I-3	11.07
Administrative Class	11.07
Class A	11.07
Class C	11.07

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$325,039
Dividends	4,036
Dividends from Investments in Affiliates	279
Total Income	329,354

Expenses:

Investment advisory fees	22,883
Supervisory and administrative fees	27,552
Distribution and/or servicing fees - Administrative Class	159
Distribution fees - Class C	1,411
Servicing fees - Class A	1,944
Servicing fees - Class C	470
Trustee fees	35
Interest expense	2,522
Miscellaneous expense	184
Total Expenses	57,160
Waiver and/or Reimbursement by PIMCO	(27)
Net Expenses	57,133

Net Investment Income (Loss)	272,221

Net Realized Gain (Loss):

Investments in securities	108,893
Investments in Affiliates	1,847
Exchange-traded or centrally cleared financial derivative instruments	(3,949)
Over the counter financial derivative instruments	11,105
Foreign currency	(1,566)

Net Realized Gain (Loss)	116,330

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,178,014
Investments in Affiliates	(804)
Exchange-traded or centrally cleared financial derivative instruments	99,715
Over the counter financial derivative instruments	52,984
Foreign currency assets and liabilities	(1,036)

Net Change in Unrealized Appreciation (Depreciation)	1,328,873

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,717,424

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$272,221	$510,034
Net realized gain (loss)	116,330	158,754
Net change in unrealized appreciation (depreciation)	1,328,873	(447,291)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,717,424	221,497

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(165,980)	(299,971)
I-2	(101,054)	(193,153)
I-3	(1,735)	(3,389)
Administrative Class	(1,979)	(4,722)
Class A	(22,945)	(50,873)
Class C	(4,140)	(11,374)

Total Distributions(a)	(297,833)	(563,482)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,814,437	3,133,983

Total Increase (Decrease) in Net Assets	5,234,028	2,791,998

Net Assets:

Beginning of period	14,604,188	11,812,190
End of period	$19,838,216	$14,604,188

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		$1,596	$1,584

Altice France S.A.
3.000% (EUR003M + 3.000%) due 01/31/2026 ~	EUR	985	1,110

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$15,500	15,475

Ancestry.com Operations, Inc.
4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~		3,267	3,268
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		2,288	2,289

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)		10,507	10,542

Boeing Co.
TBD% - 1.520% (LIBOR03M + 1.250%) due 02/07/2022 ~		11,100	10,836

Cablevision Lightpath LLC
TBD% due 09/16/2027		4,800	4,773

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		15,852	14,898
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~		11,400	11,066

Camelot U.S. Acquisition 1 Co.
3.147% (LIBOR03M + 3.000%) due 10/30/2026 ~		99	98

Carnival Corp.
7.500% (EUR003M + 7.500%) due 06/30/2025 ~	EUR	12,269	14,274
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$7,980	8,093

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		5,954	5,510

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		3,859	3,714

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~		8,000	7,842

Citadel Securities LP
2.897% (LIBOR03M + 2.750%) due 02/27/2026 ~		10,172	10,127

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		5,009	4,822

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~		3,267	3,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	$3,400	$3,341

Coty, Inc.
2.409% (LIBOR03M + 2.250%) due 04/07/2025 ~	1,089	977

CPG International, Inc.
4.750% (LIBOR03M + 3.750%) due 05/05/2024 ~	6,838	6,832

CSC Holdings LLC
2.652% (LIBOR03M + 2.500%) due 04/15/2027 ~	6,092	5,923

Delos Finance SARL
1.970% (LIBOR03M + 1.750%) due 10/06/2023 ~	30,450	29,841

Delta Air Lines, Inc.
TBD% due 09/16/2027	2,200	2,222
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~	12,170	12,168

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	7,987	7,184

Diamond Sports Group LLC
3.400% (LIBOR03M + 3.250%) due 08/24/2026 «~	17,325	13,513

Elanco Animal Health, Inc.
1.905% (LIBOR03M + 1.750%) due 08/01/2027 ~	3,711	3,615

Encina Private Credit LLC
TBD% - 4.627% (LIBOR03M + 3.627%) due 11/30/2025 «~µ	35,700	35,700

FrontDoor, Inc.
2.688% (LIBOR03M + 2.500%) due 08/16/2025 ~	5,109	5,077

Genesee & Wyoming, Inc.
2.220% (LIBOR03M + 2.000%) due 12/30/2026 ~	3,582	3,531

HCA, Inc.
1.897% (LIBOR03M + 1.750%) due 03/18/2026 ~	1,321	1,318

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	3,806	3,883
8.000% (PRIME + 4.750%) due 11/27/2023 ~	17,400	17,535

Iridium Satellite LLC
4.750% (LIBOR03M + 3.750%) due 11/04/2026 ~	3,682	3,682

Jefferies Finance LLC
TBD% due 09/30/2027	8,500	8,415
3.397% - 3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~	9,386	9,169

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		$15,118	$14,662

Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~		5,122	4,944

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~		1,700	1,675

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		40,974	40,462

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	985	1,110

Pacific Gas & Electric Co.
2.188% (LIBOR03M + 2.000%) due 06/30/2021 ~		$4,300	4,237
2.438% (LIBOR03M + 2.250%) due 01/03/2022 ~		4,300	4,232

Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~		4,248	4,082

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		5,000	4,996

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		2,000	1,947

RPI Intermediate Finance Trust
1.897% (LIBOR03M + 1.750%) due 02/11/2027 ~		6,767	6,731

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		3,483	3,474

SS&C Technologies Holdings Europe SARL
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		1,911	1,855

SS&C Technologies, Inc.
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		7,337	7,124

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		4,500	4,504
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		4,500	4,505

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		25,300	25,427

Sunshine Luxembourg SARL
4.470% (LIBOR03M + 4.250%) due 10/01/2026 ~		14,193	14,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~	$15,960	$15,967

Toyota Motor Credit Corp.
1.063% (LIBOR03M + 0.830%) due 03/29/2021 «~	37,600	37,546

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~	4,059	3,963

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	6,774	6,538

USI, Inc.
4.220% (LIBOR03M + 4.000%) due 12/02/2026 ~	3,077	3,065

Western Digital Corp.
1.656% (LIBOR03M + 1.500%) due 02/27/2023 ~	1,460	1,442

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	656	623

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	3,516	2,051

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~	8,706	8,469

Total Loan Participations and Assignments (Cost $546,123)		537,210

CORPORATE BONDS & NOTES 72.5%

BANKING & FINANCE 33.8%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	9,900	9,543
3.300% due 01/23/2023	250	251
3.650% due 07/21/2027 (k)	5,400	4,950
3.875% due 01/23/2028 (k)	1,425	1,314
4.125% due 07/03/2023	14,090	14,383
4.450% due 12/16/2021	3,700	3,781
4.450% due 04/03/2026	2,320	2,312
4.500% due 05/15/2021	450	459
5.000% due 10/01/2021	150	155

Agree LP
2.900% due 10/01/2030	3,030	3,136

AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~	2,300	2,303
3.200% due 09/16/2040	5,800	6,004
3.900% due 04/06/2028	4,960	5,661

AIB Group PLC
4.263% due 04/10/2025 •	5,900	6,351
4.750% due 10/12/2023	5,000	5,441

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Lease Corp.
2.500% due 03/01/2021	$528	$531

Aircastle Ltd.
4.250% due 06/15/2026	7,100	6,578
4.400% due 09/25/2023	18,000	17,874

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025	4,600	5,134
4.300% due 01/15/2026	12,535	14,495
4.900% due 12/15/2030	4,500	5,677

Ally Financial, Inc.
1.450% due 10/02/2023	4,600	4,592
3.050% due 06/05/2023	29,500	30,671
4.625% due 03/30/2025	6,800	7,479
8.000% due 11/01/2031	1,600	2,195

Ambac LSNI LLC
6.000% due 02/12/2023 •	11,516	11,530

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	3,500	3,752
3.625% due 11/15/2027	500	533
3.875% due 01/30/2031	1,000	1,094

American Express Co.
2.500% due 07/30/2024	3,420	3,631

American Financial Group, Inc.
3.500% due 08/15/2026	31,350	33,975

American Homes 4 Rent LP
4.250% due 02/15/2028	13,667	15,503

American Honda Finance Corp.
3.375% due 12/10/2021	60	62

American International Group, Inc.
5.750% due 04/01/2048 •	400	437
6.250% due 05/01/2036	1,200	1,663

American Tower Corp.
1.875% due 10/15/2030	18,200	17,949
2.100% due 06/15/2030	4,500	4,555
2.750% due 01/15/2027	23,000	24,819
2.900% due 01/15/2030	3,400	3,680
2.950% due 01/15/2025	29,200	31,558
3.100% due 06/15/2050	8,100	8,038
3.375% due 05/15/2024	3,400	3,683
3.375% due 10/15/2026	2,100	2,327
3.700% due 10/15/2049	4,200	4,611
3.800% due 08/15/2029	20,230	23,217
3.950% due 03/15/2029	4,970	5,727
4.000% due 06/01/2025	22,700	25,547
4.400% due 02/15/2026	7,481	8,545

Aon Corp.
2.800% due 05/15/2030	4,500	4,870

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,905	7,447

Ares Finance Co. LLC
3.250% due 06/15/2030	13,900	14,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aroundtown S.A.
5.375% due 03/21/2029		$1,200	$1,408

Assurant, Inc.
1.483% (US0003M + 1.250%) due 03/26/2021 ~		1,584	1,584
4.200% due 09/27/2023		2,000	2,143

Athene Global Funding
1.534% (US0003M + 1.230%) due 07/01/2022 ~		23,800	23,990
4.000% due 01/25/2022		2,800	2,908

AvalonBay Communities, Inc.
2.450% due 01/15/2031		17,000	18,204

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~		700	685
2.875% due 01/20/2022		12,045	11,955
3.500% due 11/01/2027		16,454	14,744
3.875% due 05/01/2023		500	495
4.375% due 01/30/2024		1,700	1,691
4.875% due 10/01/2025		10,591	10,434
6.750% due 04/06/2021		1,976	2,019
7.125% due 10/15/2020		10,350	10,379

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		8,600	7,690
3.950% due 07/01/2024		1,235	1,174
5.125% due 10/01/2023		1,500	1,506
5.500% due 01/15/2023		2,525	2,550

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	18,841

Banco Bilbao Vizcaya Argentaria S.A.
1.125% due 09/18/2025		31,200	31,018
5.875% due 09/24/2023 •(h)(i)	EUR	1,200	1,389

Banco Bradesco S.A.
3.200% due 01/27/2025		$15,000	15,310

Banco BTG Pactual S.A.
4.500% due 01/10/2025		16,000	16,360
5.500% due 01/31/2023		17,633	18,449

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	9,000	2,621

Banco do Brasil S.A.
4.625% due 01/15/2025		$5,900	6,225
4.750% due 03/20/2024		4,900	5,164
4.875% due 04/19/2023		1,300	1,369

Banco General S.A.
4.125% due 08/07/2027		3,900	4,306

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		9,600	10,099

Banco Mercantil del Norte S.A.
6.750% due 09/27/2024 •(h)(i)		9,000	8,879

Banco Santander Chile
2.700% due 01/10/2025		2,000	2,111

Banco Santander Mexico S.A.
4.125% due 11/09/2022		10,000	10,538

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander S.A.
1.386% (US0003M + 1.120%) due 04/12/2023 ~		$4,400	$4,421
3.125% due 02/23/2023		600	629
3.848% due 04/12/2023		2,400	2,565
4.379% due 04/12/2028		3,000	3,405

Banco Votorantim S.A.
4.000% due 09/24/2022		10,000	10,275

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~		1,639	1,646
1.264% (US0003M + 1.000%) due 04/24/2023 ~		17,700	17,879
1.319% due 06/19/2026 •		18,400	18,540
1.898% due 07/23/2031 •		29,100	29,062
2.676% due 06/19/2041 •		3,000	3,076
3.004% due 12/20/2023 •		1,800	1,891
3.124% due 01/20/2023 •		15,000	15,491
3.419% due 12/20/2028 •		19,445	21,687
3.559% due 04/23/2027 •		5,000	5,591
3.593% due 07/21/2028 •		8,000	8,971
3.970% due 03/05/2029 •		18,700	21,471
8.050% due 06/15/2027		12,000	15,886

Bank of America N.A.
6.000% due 10/15/2036		4,600	6,612

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		120	124
3.000% due 02/24/2025		7,000	7,684
3.450% due 08/11/2023		3,400	3,696

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)		6,000	6,225

Barclays Bank PLC
7.625% due 11/21/2022 (i)		34,496	37,956

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		23,285	23,360
1.710% (US0003M + 1.430%) due 02/15/2023 ~		13,200	13,269
1.898% (US0003M + 1.625%) due 01/10/2023 ~		6,000	6,044
2.353% (US0003M + 2.110%) due 08/10/2021 ~		1,900	1,932
2.375% due 10/06/2023 •	GBP	1,100	1,450
3.200% due 08/10/2021		$3,200	3,275
3.250% due 02/12/2027	GBP	3,000	4,145
4.338% due 05/16/2024 •		$2,200	2,363
4.375% due 01/12/2026		33,865	37,976
4.610% due 02/15/2023 •		17,400	18,218
5.088% due 06/20/2030 •		2,500	2,819
6.125% due 12/15/2025 •(h)(i)		31,000	31,500
7.250% due 03/15/2023 •(h)(i)	GBP	8,765	11,565
7.875% due 09/15/2022 •(h)(i)		200	264
8.000% due 12/15/2020 •(h)(i)	EUR	600	712
8.000% due 06/15/2024 •(h)(i)		$5,600	5,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BBVA Bancomer S.A.
1.875% due 09/18/2025		$1,000	$978
4.375% due 04/10/2024		3,100	3,341
5.125% due 01/18/2033 •(i)		20,600	19,861
5.875% due 09/13/2034 •(i)		4,600	4,681
6.750% due 09/30/2022		6,782	7,319

BGC Partners, Inc.
5.125% due 05/27/2021		21,000	21,340

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	15,257
1.600% due 03/30/2031		$14,200	14,000
2.500% due 01/10/2030		7,000	7,536
2.800% due 09/30/2050		5,300	5,209
4.450% due 07/15/2045		2,300	2,880
5.000% due 06/15/2044		3,900	5,180

Block Financial LLC
3.875% due 08/15/2030		20,700	20,835

BNP Paribas S.A.
1.904% due 09/30/2028 •		4,800	4,786
3.052% due 01/13/2031 •		4,400	4,732
3.375% due 01/09/2025		600	651
3.500% due 03/01/2023		14,000	14,849
4.400% due 08/14/2028		14,100	16,550
7.000% due 08/16/2028 •(h)(i)		6,000	6,927
7.375% due 08/19/2025 •(h)(i)		1,000	1,114

BOC Aviation Ltd.
2.375% due 09/15/2021		1,500	1,511
2.750% due 09/18/2022		3,200	3,268
3.500% due 01/31/2023		6,645	6,898
3.500% due 10/10/2024		8,800	9,299

Boston Properties LP
2.750% due 10/01/2026		35	38
3.250% due 01/30/2031		7,200	7,775
3.400% due 06/21/2029		6,500	7,083

BPCE S.A.
1.489% (US0003M + 1.240%) due 09/12/2023 ~		4,300	4,367
2.375% due 01/14/2025		1,500	1,560
2.700% due 10/01/2029		1,600	1,722
4.000% due 09/12/2023		11,350	12,344
4.000% due 04/15/2024		1,000	1,108

Brandywine Operating Partnership LP
3.950% due 11/15/2027		2,600	2,701

Brighthouse Financial, Inc.
3.700% due 06/22/2027		5,300	5,511

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		5,000	4,939
3.250% due 09/15/2023		5,200	5,389
3.650% due 06/15/2024		2,200	2,317
3.850% due 02/01/2025		5,475	5,865
3.900% due 03/15/2027		300	318
4.125% due 06/15/2026		3,600	3,925
4.125% due 05/15/2029		1,600	1,738

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield Finance, Inc.
3.500% due 03/30/2051	$6,400	$6,291
4.000% due 04/01/2024	13,200	14,544
4.350% due 04/15/2030	11,100	12,938
4.850% due 03/29/2029	6,725	8,014

Brookfield Property REIT, Inc.
5.750% due 05/15/2026	900	711

Brown & Brown, Inc.
2.375% due 03/15/2031	3,000	3,034
4.200% due 09/15/2024	1,000	1,104

Camden Property Trust
3.500% due 09/15/2024	800	870
4.100% due 10/15/2028	25	29

Cantor Fitzgerald LP
4.875% due 05/01/2024	2,100	2,300
6.500% due 06/17/2022	450	486

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	3,000	3,270

CBL & Associates LP
4.600% due 10/15/2024 ^(c)	600	227
5.250% due 12/01/2023 ^(c)	1,900	732
5.950% due 12/15/2026 ^(c)	22,550	8,520

China Construction Bank New Zealand Ltd.
0.977% (US0003M + 0.750%) due 12/20/2021 ~	9,400	9,403

CIT Group, Inc.
5.000% due 08/15/2022	3,518	3,633

Citibank N.A.
0.853% (US0003M + 0.600%) due 05/20/2022 ~	13,700	13,739

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~	23,500	23,635
2.572% due 06/03/2031 •(j)	5,700	6,004
2.876% due 07/24/2023 •	3,000	3,114
2.900% due 12/08/2021	10,000	10,276
3.200% due 10/21/2026	25,290	27,923
3.400% due 05/01/2026	2,200	2,447
3.700% due 01/12/2026	17,100	19,245
4.075% due 04/23/2029 •	5,260	6,055
8.125% due 07/15/2039	2,786	4,863

CME Group, Inc.
5.300% due 09/15/2043	6,400	9,508

CNA Financial Corp.
3.450% due 08/15/2027	50	56

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026	2,411	2,472

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •	26,450	26,307
1.093% (US0003M + 0.860%) due 09/26/2023 ~	2,900	2,937
2.625% due 07/22/2024	3,800	4,059
3.875% due 09/26/2023	11,700	12,806

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 05/23/2029	GBP	9,600	$15,238
6.625% due 06/29/2021 •(h)(i)	EUR	4,000	4,847

Corestate Capital Holding S.A.
3.500% due 04/15/2023		1,100	1,074

Corporate Office Properties LP
2.250% due 03/15/2026		$6,800	6,885
5.000% due 07/01/2025		13,800	15,571

Credit Agricole S.A.
1.284% (US0003M + 1.020%) due 04/24/2023 ~		1,100	1,109
3.750% due 04/24/2023		2,400	2,577
7.500% due 06/23/2026 •(h)(i)	GBP	300	438

Credit Suisse AG
2.100% due 11/12/2021		$4,800	4,892
6.500% due 08/08/2023 (i)		38,355	43,575

Credit Suisse Group AG
1.489% (US0003M + 1.240%) due 06/12/2024 ~		15,600	15,734
2.593% due 09/11/2025 •		13,400	13,991
3.574% due 01/09/2023		10,900	11,281
3.869% due 01/12/2029 •		13,950	15,571
4.207% due 06/12/2024 •		34,300	37,106
5.100% due 01/24/2030 •(h)(i)(k)		3,000	2,899
6.250% due 12/18/2024 •(h)(i)		1,500	1,612
6.375% due 08/21/2026 •(h)(i)		11,400	12,193
7.125% due 07/29/2022 •(h)(i)		200	208
7.250% due 09/12/2025 •(h)(i)		7,100	7,700
7.500% due 07/17/2023 •(h)(i)		12,400	13,117
7.500% due 12/11/2023 •(h)(i)		2,080	2,276

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~		13,350	13,505
3.750% due 03/26/2025		8,700	9,651
3.800% due 09/15/2022		7,050	7,456
3.800% due 06/09/2023		18,300	19,700
4.550% due 04/17/2026		6,000	6,996

Crown Castle International Corp.
2.250% due 01/15/2031		41,345	41,762
3.100% due 11/15/2029		800	867
3.200% due 09/01/2024		6,200	6,695
3.250% due 01/15/2051		30,571	30,446
3.300% due 07/01/2030		3,900	4,265
3.650% due 09/01/2027		2,443	2,736
3.700% due 06/15/2026		4,230	4,720
3.800% due 02/15/2028		22,269	25,247
4.000% due 03/01/2027		3,100	3,524
4.000% due 11/15/2049		4,435	4,980
4.300% due 02/15/2029		8,680	10,125
4.450% due 02/15/2026		15,300	17,538

CubeSmart LP
3.000% due 02/15/2030		4,225	4,539
4.375% due 02/15/2029		4,600	5,402

CVS Pass-Through Trust
4.704% due 01/10/2036		8,132	8,816

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CyrusOne LP
2.900% due 11/15/2024		$4,000	$4,248
3.450% due 11/15/2029		7,400	8,031

Danske Bank A/S
3.244% due 12/20/2025 •		5,000	5,329

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,700	4,339
1.470% (US0003M + 1.190%) due 11/16/2022 ~		$10,300	10,148
1.539% (US0003M + 1.290%) due 02/04/2021 ~		7,200	7,208
2.222% due 09/18/2024 •		14,000	14,102
2.625% due 12/16/2024	GBP	14,300	18,743
3.150% due 01/22/2021		$2,600	2,616
3.300% due 11/16/2022		17,715	18,332
3.547% due 09/18/2031 •		37,600	37,862
3.961% due 11/26/2025 •		1,400	1,490
4.250% due 10/14/2021		42,900	44,122
6.000% due 10/30/2025 •(h)(i)		4,000	3,460

Digital Realty Trust LP
3.600% due 07/01/2029		14,500	16,650
3.700% due 08/15/2027		35	39

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	1,685

Discover Financial Services
4.100% due 02/09/2027		$8,150	9,041
4.500% due 01/30/2026		6,900	7,882
5.200% due 04/27/2022		8,398	8,968

Doctors Co.
6.500% due 10/15/2023		12,300	13,384

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		686	618

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,045	1,828

Duke Realty LP
3.050% due 03/01/2050		2,000	2,116

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,645	6,625

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,339

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	8,734	10,195

Empower Finance LP
1.776% due 03/17/2031		$4,800	4,804

EPR Properties
3.750% due 08/15/2029		11,264	9,827
4.500% due 04/01/2025		7,200	7,044
4.500% due 06/01/2027		11,900	10,973
4.750% due 12/15/2026		8,000	7,666
4.950% due 04/15/2028		5,500	5,317

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equinix, Inc.
2.150% due 07/15/2030		$15,345	$15,568
2.625% due 11/18/2024		4,600	4,895
2.900% due 11/18/2026		400	432
3.000% due 07/15/2050		4,200	4,185
3.200% due 11/18/2029		8,500	9,383

Equitable Holdings, Inc.
4.350% due 04/20/2028		15,400	17,557

ERP Operating LP
2.500% due 02/15/2030		1,101	1,170
3.000% due 07/01/2029		2,501	2,758
4.500% due 06/01/2045		400	519
4.625% due 12/15/2021		45	47

Essex Portfolio LP
2.650% due 03/15/2032		10,100	10,683
3.375% due 04/15/2026		11,400	12,678
3.500% due 04/01/2025		1,875	2,062
3.875% due 05/01/2024		3,900	4,270

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	19,990
4.625% due 04/29/2030		$12,400	13,469

FCE Bank PLC
0.869% due 09/13/2021	EUR	5,000	5,758

Fidelity National Financial, Inc.
2.450% due 03/15/2031		$3,500	3,476
3.400% due 06/15/2030		1,600	1,723
5.500% due 09/01/2022		22,440	24,369

First American Financial Corp.
4.300% due 02/01/2023		9,400	10,011
4.600% due 11/15/2024		5,115	5,671

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		16,300	16,574

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	400	461
0.000% due 12/01/2021 •		500	567
0.681% (US0003M + 0.430%) due 11/02/2020 ~		$3,400	3,389
1.114% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,281
1.331% (US0003M + 1.080%) due 08/03/2022 ~		19,400	18,388
1.744% due 07/19/2024	EUR	5,000	5,482
2.343% due 11/02/2020		$11,450	11,464
2.979% due 08/03/2022		2,600	2,572
3.096% due 05/04/2023		1,000	979
3.200% due 01/15/2021		500	500
3.219% due 01/09/2022		800	802
3.336% due 03/18/2021		1,200	1,202
3.339% due 03/28/2022		1,600	1,597
3.350% due 11/01/2022		800	789
3.470% due 04/05/2021		4,100	4,103
3.550% due 10/07/2022		48,600	48,205
4.250% due 09/20/2022		700	707
5.085% due 01/07/2021		400	402

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.596% due 01/07/2022	$8,400	$8,610
5.750% due 02/01/2021	9,700	9,801
5.875% due 08/02/2021	9,402	9,596

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	5,600	5,522
6.750% due 03/15/2022	5,500	5,430

Freedom Mortgage Corp.
8.125% due 11/15/2024	11,880	11,894
8.250% due 04/15/2025	8,400	8,592
10.750% due 04/01/2024	5,300	5,653

GE Capital Funding LLC
3.450% due 05/15/2025	11,900	12,747
4.400% due 05/15/2030	35,900	38,663

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	49,626	52,563

General Motors Financial Co., Inc.
1.530% (US0003M + 1.310%) due 06/30/2022 ~(k)	1,700	1,695
4.200% due 11/06/2021	18,000	18,588

Global Atlantic Fin Co.
4.400% due 10/15/2029	15,800	16,476

Globe Life, Inc.
2.150% due 08/15/2030	23,200	23,371

GLP Capital LP
3.350% due 09/01/2024	2,900	2,952
4.000% due 01/15/2030	3,200	3,318
4.000% due 01/15/2031	600	626
5.250% due 06/01/2025	20,455	22,262
5.300% due 01/15/2029	12,337	13,775
5.750% due 06/01/2028	6,300	7,211

Goldman Sachs Group, Inc.
1.264% (US0003M + 1.000%) due 07/24/2023 ~	11,400	11,466
1.298% (US0003M + 1.050%) due 06/05/2023 ~	23,000	23,156
3.272% due 09/29/2025 •	110	119
3.750% due 05/22/2025	21,115	23,477
3.850% due 01/26/2027	700	787
4.223% due 05/01/2029 •	44,100	51,430

Goodman HK Finance
4.375% due 06/19/2024	3,500	3,800

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	4,100	4,730

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	11,400	12,484

Greenland Global Investment Ltd.
5.250% due 02/12/2021	3,900	3,895
6.250% due 12/16/2022	5,800	5,786

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	8,520	8,877

Grupo Aval Ltd.
4.750% due 09/26/2022	3,331	3,415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Guardian Life Global Funding
1.100% due 06/23/2025		$4,000	$4,043
2.900% due 05/06/2024		4,900	5,281

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		6,800	6,993

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		2,100	2,136

Healthcare Realty Trust, Inc.
2.050% due 03/15/2031 (a)		5,350	5,291

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031		2,800	2,747
3.100% due 02/15/2030		2,300	2,477
3.500% due 08/01/2026		4,000	4,457

Healthpeak Properties, Inc.
2.875% due 01/15/2031		1,300	1,380

High Street Funding Trust
4.111% due 02/15/2028		3,500	4,037

Highwoods Realty LP
3.050% due 02/15/2030		5,600	5,796
4.125% due 03/15/2028		2,200	2,429
4.200% due 04/15/2029		4,000	4,495

Host Hotels & Resorts LP
3.375% due 12/15/2029		2,500	2,340
3.500% due 09/15/2030		4,900	4,713
3.875% due 04/01/2024		5,600	5,811
4.000% due 06/15/2025		6,010	6,243

HSBC Holdings PLC
1.629% (US0003M + 1.380%) due 09/12/2026 ~		4,400	4,362
1.645% due 04/18/2026 •		15,500	15,473
2.013% due 09/22/2028 •		8,000	7,922
2.099% due 06/04/2026 •		24,400	24,725
2.357% due 08/18/2031 •		15,393	15,282
2.633% due 11/07/2025 •		19,500	20,324
2.848% due 06/04/2031 •		26,800	27,800
3.803% due 03/11/2025 •		15,761	17,040
3.973% due 05/22/2030 •		15,800	17,704
4.292% due 09/12/2026 •		9,300	10,367
4.300% due 03/08/2026		37,200	41,997
4.583% due 06/19/2029 •		8,476	9,755
4.750% due 07/04/2029 •(h)(i)	EUR	8,200	9,510
5.875% due 09/28/2026 •(h)(i)	GBP	12,600	16,465
6.000% due 09/29/2023 •(h)(i)	EUR	4,535	5,617
6.000% due 05/22/2027 •(h)(i)		$1,900	1,949
6.500% due 03/23/2028 •(h)(i)		3,800	4,038

Hudson Pacific Properties LP
3.250% due 01/15/2030		12,700	13,156
4.650% due 04/01/2029		4,600	5,252

ICICI Bank Ltd.
5.750% due 11/16/2020		2,000	2,009

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		3,000	3,018

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Industrial & Commercial Bank of China Ltd.
0.977% (US0003M + 0.750%) due 12/21/2021 ~	$10,300	$10,290
0.993% (US0003M + 0.750%) due 11/08/2020 ~	4,400	4,401

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~	11,300	11,449
4.100% due 10/02/2023	4,500	4,939
5.750% due 11/16/2026 •(h)(i)	2,600	2,703

Intercontinental Exchange, Inc.
1.850% due 09/15/2032	17,000	16,956
2.100% due 06/15/2030	2,800	2,900
2.650% due 09/15/2040	8,000	7,990
3.000% due 06/15/2050	9,100	9,589
3.000% due 09/15/2060	15,000	15,251
3.750% due 12/01/2025	1,600	1,808

Intercorp Financial Services, Inc.
4.125% due 10/19/2027 (k)	5,500	5,645

International Lease Finance Corp.
8.625% due 01/15/2022	7,460	8,024

Intesa Sanpaolo SpA
3.250% due 09/23/2024	500	528
3.375% due 01/12/2023	5,300	5,508
5.017% due 06/26/2024	6,890	7,246
5.710% due 01/15/2026	10,000	10,912
6.500% due 02/24/2021	2,100	2,144

Itau Unibanco Holding S.A.
2.900% due 01/24/2023	16,600	16,814
3.250% due 01/24/2025	4,700	4,786

Jackson National Life Global Funding
2.375% due 09/15/2022	7,200	7,448

Jefferies Finance LLC
3.397% due 06/03/2026	17,975	18,334
7.250% due 08/15/2024	8,700	9,015

John Deere Capital Corp.
2.350% due 01/08/2021	30	30

JPMorgan Chase & Co.
1.145% (US0003M + 0.900%) due 04/25/2023 ~	31,000	31,263
2.182% due 06/01/2028 •	6,900	7,210
2.301% due 10/15/2025 •	22,000	23,165
2.739% due 10/15/2030 •	16,900	18,223
2.776% due 04/25/2023 •	5,000	5,174
3.200% due 06/15/2026	11,000	12,207
3.220% due 03/01/2025 •	15,400	16,565
3.300% due 04/01/2026	11,303	12,538
3.509% due 01/23/2029 •	4,535	5,107
3.540% due 05/01/2028 •	10,100	11,331
3.702% due 05/06/2030 •	16,000	18,379
3.900% due 07/15/2025	6,930	7,846
4.005% due 04/23/2029 •	21,000	24,336
4.203% due 07/23/2029 •	23,650	28,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kaisa Group Holdings Ltd.
6.750% due 02/18/2021		$2,700	$2,700
7.875% due 06/09/2021		2,000	2,000
7.875% due 06/30/2021		6,600	6,608
8.500% due 06/30/2022		11,700	11,495

KBC Group NV
4.250% due 10/24/2025 •(h)(i)	EUR	8,800	10,126

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$2,500	2,491

Kilroy Realty LP
2.500% due 11/15/2032		7,800	7,616
3.050% due 02/15/2030		6,796	7,116
3.450% due 12/15/2024		200	211
3.800% due 01/15/2023		4,800	4,999
4.375% due 10/01/2025		4,600	5,083

Kimco Realty Corp.
2.700% due 10/01/2030		9,900	10,074

KKR Group Finance Co. LLC
3.500% due 08/25/2050		12,400	12,665

KSA Sukuk Ltd.
2.894% due 04/20/2022		6,100	6,300

KWG Group Holdings Ltd.
6.000% due 01/11/2022		1,600	1,612
6.000% due 09/15/2022		3,400	3,425

Lazard Group LLC
3.750% due 02/13/2025		5,583	6,058
4.375% due 03/11/2029		9,700	11,136
4.500% due 09/19/2028		3,500	4,052

LeasePlan Corp. NV
2.875% due 10/24/2024		17,525	18,104

Lexington Realty Trust
2.700% due 09/15/2030		2,100	2,144

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		9	10

Life Storage LP
2.200% due 10/15/2030		1,000	1,000
3.875% due 12/15/2027		1,700	1,904

Lifestorage LP
3.500% due 07/01/2026		4,300	4,779

Lloyds Bank PLC
7.500% due 04/02/2032 þ		18,200	15,158

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		1,100	1,104
3.000% due 01/11/2022		3,800	3,911
3.574% due 11/07/2028 •		6,900	7,560
3.750% due 01/11/2027		10,500	11,697
4.050% due 08/16/2023		12,400	13,463
4.375% due 03/22/2028		3,400	3,945
4.450% due 05/08/2025		6,400	7,242
4.947% due 06/27/2025 •(h)(i)	EUR	900	1,047
7.500% due 09/27/2025 •(h)(i)		$8,400	8,950
7.625% due 06/27/2023 •(h)(i)	GBP	5,248	7,059

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loews Corp.
3.200% due 05/15/2030		$2,300	$2,575

Logicor Financing SARL
1.625% due 07/15/2027	EUR	4,000	4,809

Mack-Cali Realty LP
4.500% due 04/18/2022		$1,000	972

Marsh & McLennan Cos., Inc.
2.750% due 01/30/2022		30	31
3.875% due 03/15/2024		800	888

MassMutual Global Funding
3.400% due 03/08/2026		4,600	5,195

Mercury General Corp.
4.400% due 03/15/2027		800	867

MetLife, Inc.
10.750% due 08/01/2069		4,000	6,512

Metropolitan Life Global Funding
0.450% due 09/01/2023		4,100	4,095

MGIC Investment Corp.
5.750% due 08/15/2023		10,000	10,649

Mid-America Apartments LP
2.750% due 03/15/2030		2,000	2,158
3.750% due 06/15/2024		1,650	1,796
4.300% due 10/15/2023		25,435	27,813

Mitsubishi UFJ Financial Group, Inc.
1.105% (US0003M + 0.860%) due 07/26/2023 ~		13,500	13,632
1.309% (US0003M + 1.060%) due 09/13/2021 ~		34,857	35,128
1.412% due 07/17/2025		9,000	9,126
2.126% (US0003M + 1.880%) due 03/01/2021 ~		6,268	6,315
2.623% due 07/18/2022		5,315	5,512
2.801% due 07/18/2024		32,000	34,197
2.998% due 02/22/2022		4,000	4,134
3.195% due 07/18/2029		7,000	7,727
3.455% due 03/02/2023		14,100	15,021

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		6,000	6,184

Mizuho Financial Group, Inc.
1.099% (US0003M + 0.850%) due 09/13/2023 ~		4,100	4,123
1.130% (US0003M + 0.880%) due 09/11/2022 ~		21,000	21,207
1.389% (US0003M + 1.140%) due 09/13/2021 ~		5,200	5,248
1.979% due 09/08/2031 •		19,500	19,320
2.201% due 07/10/2031 •		2,500	2,533
2.632% due 04/12/2021		8,000	8,098
2.721% due 07/16/2023 •		38,400	39,781
2.839% due 09/13/2026		2,800	3,068
2.869% due 09/13/2030 •		12,100	12,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
1.188% (US0003M + 0.930%) due 07/22/2022 ~		$13,300	$13,363
1.463% (US0003M + 1.220%) due 05/08/2024 ~		11,900	12,039
3.622% due 04/01/2031 •		3,600	4,121
3.625% due 01/20/2027		10,500	11,878
3.875% due 01/27/2026		14,300	16,318
7.500% due 04/02/2032 þ(j)		15,800	14,132

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	9,400	12,123
4.625% due 08/01/2029		$14,000	14,591

MUFG Americas Holdings Corp.
3.000% due 02/10/2025		5,600	6,055

MUFG Bank Ltd.
2.850% due 09/08/2021		13,950	14,277

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~		1,800	1,811
2.100% due 12/09/2022		4,000	4,136
3.150% due 04/01/2022		30	31

Multibank, Inc.
4.375% due 11/09/2022		2,400	2,446

Muthoot Finance Ltd.
4.400% due 09/02/2023		5,500	5,359

Nasdaq, Inc.
3.850% due 06/30/2026		9,000	10,238
4.250% due 06/01/2024		9,100	10,172

Nationwide Building Society
3.622% due 04/26/2023 •		5,700	5,925
4.302% due 03/08/2029 •		4,500	5,087
4.363% due 08/01/2024 •		1,600	1,736

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		5,300	5,440

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		4,000	4,018
1.775% (US0003M + 1.550%) due 06/25/2024 ~		27,878	28,014
2.000% due 03/08/2023 •	EUR	780	935
3.875% due 09/12/2023		$1,100	1,182
4.800% due 04/05/2026		9,750	11,286
4.892% due 05/18/2029 •		19,700	22,932
5.076% due 01/27/2030 •		11,000	13,119
6.000% due 12/29/2025 •(h)(i)		13,400	13,668
8.000% due 08/10/2025 •(h)(i)		650	723
8.625% due 08/15/2021 •(h)(i)		17,249	17,719

Navient Corp.
5.875% due 03/25/2021		3,400	3,431
6.150% due 03/10/2021		1,300	1,298
6.500% due 06/15/2022		5,655	5,782
6.625% due 07/26/2021		1,600	1,627
7.250% due 01/25/2022		600	617

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neuberger Berman Group LLC
4.500% due 03/15/2027	$7,800	$8,761

New Metro Global Ltd.
6.500% due 04/23/2021	2,000	2,015

New York Life Insurance Co.
3.750% due 05/15/2050	1,385	1,565
4.450% due 05/15/2069	3,500	4,297

Newmark Group, Inc.
6.125% due 11/15/2023	7,800	8,130

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	1,900	2,028

Nissan Motor Acceptance Corp.
0.923% due 09/28/2022 •	4,361	4,242
1.156% (US0003M + 0.890%) due 01/13/2022 ~	2,100	2,076
2.600% due 09/28/2022	9,023	9,117
2.650% due 07/13/2022	2,500	2,528
2.800% due 01/13/2022	4,800	4,850
3.150% due 03/15/2021	700	706
3.650% due 09/21/2021	1,900	1,938
3.875% due 09/21/2023	700	725

Nomura Holdings, Inc.
1.851% due 07/16/2025	4,400	4,484
2.648% due 01/16/2025	1,500	1,580
2.679% due 07/16/2030	24,700	25,488
3.103% due 01/16/2030	11,400	12,123

Nordea Bank Abp
6.625% due 03/26/2026 •(h)(i)	5,000	5,646

Northern Trust Corp.
3.950% due 10/30/2025	70	81

NTT Finance Corp.
1.900% due 07/21/2021	3,650	3,696

Nuveen Finance LLC
4.125% due 11/01/2024	1,000	1,129

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025	4,000	4,027

Ohio National Financial Services, Inc.
5.550% due 01/24/2030	21,300	20,205

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	4,600	4,665
4.375% due 08/01/2023	5,575	5,983
4.500% due 04/01/2027	2,600	2,797
4.750% due 01/15/2028	700	768
5.250% due 01/15/2026	600	656

OneMain Finance Corp.
5.375% due 11/15/2029	12,300	12,823
7.750% due 10/01/2021	5,000	5,241

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	2,000	2,048
3.875% due 03/20/2027	1,900	2,077

Pacific Life Global Funding
1.200% due 06/24/2025	3,300	3,340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific LifeCorp
3.350% due 09/15/2050	$4,000	$4,020

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	500	498
4.500% due 03/15/2023	11,030	10,948
5.250% due 08/15/2022	8,650	8,688

PartnerRe Finance B LLC
3.700% due 07/02/2029	6,400	7,155

Physicians Realty LP
3.950% due 01/15/2028	5,400	5,632
4.300% due 03/15/2027	12,200	12,809

Pine Street Trust
4.572% due 02/15/2029	1,000	1,169

Pinnacol Assurance
8.625% due 06/25/2034 «(j)	6,000	6,621

Piper Jaffray Cos.
4.740% due 10/15/2021	9,800	9,800
5.200% due 10/15/2023	12,200	12,231

PNC Financial Services Group, Inc.
2.550% due 01/22/2030	200	218
3.500% due 01/23/2024	70	76

Pricoa Global Funding
0.800% due 09/01/2025	4,000	3,993

Principal Financial Group, Inc.
3.700% due 05/15/2029	2,300	2,681

Principal Life Global Funding
2.500% due 09/16/2029	4,100	4,450
3.000% due 04/18/2026	1,800	1,998

Prologis LP
2.250% due 04/15/2030	4,600	4,892

Protective Life Corp.
3.400% due 01/15/2030	14,600	15,707
4.300% due 09/30/2028	10,900	12,057

Protective Life Global Funding
1.999% due 09/14/2021	14,850	15,092

Provident Funding Associates LP
6.375% due 06/15/2025	2,100	2,039

Radian Group, Inc.
6.625% due 03/15/2025	5,100	5,390

Raymond James Financial, Inc.
3.625% due 09/15/2026	15	17

Realty Income Corp.
3.250% due 01/15/2031	4,755	5,250

Regency Centers LP
2.950% due 09/15/2029	4,200	4,352
3.600% due 02/01/2027	2,200	2,383
3.700% due 06/15/2030	6,800	7,474

Reinsurance Group of America, Inc.
3.150% due 06/15/2030	4,600	5,016

Reliance Standard Life Global Funding
2.150% due 01/21/2023	1,800	1,843
2.500% due 10/30/2024	2,800	2,924

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 01/21/2027		$3,600	$3,765
3.050% due 01/20/2021		1,900	1,914
3.850% due 09/19/2023		5,500	5,929

Ronshine China Holdings Ltd.
8.750% due 10/25/2022		3,000	3,067
11.250% due 08/22/2021		4,300	4,451

Royal Bank of Canada
2.100% due 10/14/2020		1,000	1,001

Sabra Health Care LP
3.900% due 10/15/2029		2,700	2,634

Santander Holdings USA, Inc.
3.244% due 10/05/2026		22,600	24,210
4.500% due 07/17/2025		3,650	4,052

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •		16,000	15,760
2.875% due 10/16/2020		6,700	6,707
2.875% due 08/05/2021		25,900	26,438
3.373% due 01/05/2024 •		9,600	10,040
3.823% due 11/03/2028 •		15,626	17,343
4.750% due 09/15/2025		38,261	41,887
4.796% due 11/15/2024 •		15,000	16,530
7.375% due 06/24/2022 •(h)(i)	GBP	2,430	3,274

Santander UK PLC
0.866% (US0003M + 0.620%) due 06/01/2021 ~		$11,000	11,036
1.625% due 02/12/2023		2,000	2,057
2.100% due 01/13/2023		15,000	15,484
2.125% due 11/03/2020		13,500	13,523
3.400% due 06/01/2021		13,600	13,879

SBA Tower Trust
1.884% due 07/15/2050		21,000	21,534

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		18,800	19,764
5.250% due 05/23/2023 (i)		5,700	6,057
5.717% due 06/16/2021		5,500	5,677
6.125% due 02/07/2022		31,650	33,390

SBL Holdings, Inc.
5.125% due 11/13/2026		5,000	4,761

Scentre Group Trust
3.500% due 02/12/2025		3,300	3,501

Service Properties Trust
4.350% due 10/01/2024		8,500	7,707
4.500% due 06/15/2023		1,200	1,180
4.750% due 10/01/2026		7,100	6,345
5.000% due 08/15/2022		3,500	3,496

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		10,100	9,442
5.950% due 10/24/2022		31,100	29,329

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~		10,200	10,129
3.250% due 10/15/2022		1,926	1,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Realty Corp.
4.500% due 12/01/2022	$10,550	$11,009

SLM Corp.
5.125% due 04/05/2022	4,800	4,929

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	5,800	5,850
3.550% due 04/15/2024	3,700	3,886
4.125% due 07/15/2023	6,000	6,348

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)	12,550	13,141

Spirit Realty LP
3.200% due 01/15/2027	5,100	5,170
3.200% due 02/15/2031	600	586
4.000% due 07/15/2029	9,354	9,731
4.450% due 09/15/2026	4,100	4,404

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~	7,100	7,124
2.819% due 01/30/2026 •	9,200	9,536
3.785% due 05/21/2025 •	5,100	5,427

State Street Corp.
3.776% due 12/03/2024 •	40	44

Stifel Financial Corp.
4.000% due 05/15/2030	9,800	10,854

STORE Capital Corp.
4.500% due 03/15/2028	3,400	3,646
4.625% due 03/15/2029	2,800	3,003

Sumitomo Mitsui Financial Group, Inc.
1.132% (US0003M + 0.860%) due 07/19/2023 ~	3,980	4,016
1.412% (US0003M + 1.140%) due 10/19/2021 ~	35,000	35,363
1.474% due 07/08/2025	6,000	6,119
1.922% (US0003M + 1.680%) due 03/09/2021 ~	30,000	30,209
2.130% due 07/08/2030	2,500	2,545
2.696% due 07/16/2024	44,000	46,833
2.750% due 01/15/2030	4,700	5,029
2.778% due 10/18/2022	6,000	6,269
2.934% due 03/09/2021	5,900	5,966
3.040% due 07/16/2029	8,000	8,730
3.102% due 01/17/2023	14,000	14,785
3.202% due 09/17/2029 (i)	6,000	6,507

Sumitomo Mitsui Trust Bank Ltd.
1.050% due 09/12/2025	9,300	9,345

Sunac China Holdings Ltd.
7.350% due 07/19/2021	1,500	1,517
8.375% due 01/15/2021	16,600	16,725

SVB Financial Group
3.125% due 06/05/2030	4,800	5,371

Synchrony Financial
3.700% due 08/04/2026	4,100	4,375
3.950% due 12/01/2027	5,300	5,704
4.375% due 03/19/2024	6,700	7,253

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synovus Bank
2.289% due 02/10/2023 •		$5,000	$5,062

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	46,034

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,859	9,876
5.661% due 10/13/2041		3,330	5,733
5.801% due 10/13/2040		6,220	10,779

Times China Holdings Ltd.
7.625% due 02/21/2022		$1,700	1,736

Trust Fibra Uno
4.869% due 01/15/2030		2,250	2,269
5.250% due 12/15/2024		2,000	2,162
5.250% due 01/30/2026		5,660	6,024
6.390% due 01/15/2050		1,700	1,700
6.950% due 01/30/2044		6,983	7,441

U.S. Bancorp
3.375% due 02/05/2024		60	65

UBS AG
2.450% due 12/01/2020		5,500	5,510
5.125% due 05/15/2024 (i)		26,030	28,731
7.625% due 08/17/2022 (i)		44,367	49,422

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		24,000	24,167
3.126% due 08/13/2030 •		4,100	4,554
3.491% due 05/23/2023		16,700	17,424
4.125% due 09/24/2025		10,850	12,384

UDR, Inc.
2.100% due 08/01/2032		5,100	5,081
2.950% due 09/01/2026		4,400	4,792
3.000% due 08/15/2031		1,000	1,082
3.100% due 11/01/2034		1,750	1,894
3.200% due 01/15/2030		6,100	6,760
3.500% due 01/15/2028		7,225	7,995
4.000% due 10/01/2025		14,000	15,713

UniCredit SpA
4.168% (US0003M + 3.900%) due 01/14/2022 ~		6,400	6,570
7.500% due 06/03/2026 •(h)(i)	EUR	9,200	11,702
7.830% due 12/04/2023		$43,100	50,533

Unum Group
4.500% due 03/15/2025		7,200	8,009

Vanke Real Estate Hong Kong Co. Ltd.
4.150% due 04/18/2023		6,000	6,342

VEREIT Operating Partnership LP
3.100% due 12/15/2029		8,000	8,021
3.950% due 08/15/2027		2,200	2,345
4.625% due 11/01/2025		12,500	13,818
4.875% due 06/01/2026		6,299	7,027

Virgin Money UK PLC
4.000% due 09/25/2026 •	GBP	6,800	9,080

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	$826

Vonovia Finance BV
5.000% due 10/02/2023		$1,100	1,183

Vornado Realty LP
3.500% due 01/15/2025		6,200	6,454

W R Berkley Corp.
4.000% due 05/12/2050		5,080	6,062

Washington Prime Group LP
6.450% due 08/15/2024 (k)		26,750	13,645

WEA Finance LLC
3.150% due 04/05/2022		2,340	2,379
3.750% due 09/17/2024		6,605	6,945

Wells Fargo & Co.
1.183% (US0003M + 0.930%) due 02/11/2022 ~		18,000	18,045
1.374% (US0003M + 1.110%) due 01/24/2023 ~		41,950	42,276
1.491% (US0003M + 1.230%) due 10/31/2023 ~		11,181	11,323
2.164% due 02/11/2026 •		14,500	15,061
2.393% due 06/02/2028 •		41,450	43,294
2.406% due 10/30/2025 •		50,000	52,415
2.625% due 07/22/2022		41,600	43,177
3.000% due 04/22/2026		31,751	34,561
3.000% due 10/23/2026		6,200	6,777
3.196% due 06/17/2027 •		14,670	15,940
3.584% due 05/22/2028 •		28,906	32,381
4.400% due 06/14/2046		1,250	1,491

Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~		6,000	6,018
2.897% due 05/27/2022 •		7,000	7,111
3.550% due 08/14/2023		4,200	4,550

Welltower, Inc.
3.625% due 03/15/2024		400	433
4.250% due 04/15/2028		2,500	2,833

Weyerhaeuser Co.
4.000% due 11/15/2029		8,491	9,911
4.000% due 04/15/2030		16,363	19,265
4.625% due 09/15/2023		4,430	4,935
7.125% due 07/15/2023		2,026	2,365
7.375% due 03/15/2032		20,059	29,261
7.950% due 03/15/2025		12,479	15,341
8.500% due 01/15/2025		12,449	16,127

Willis North America, Inc.
2.950% due 09/15/2029		1,600	1,732

WP Carey, Inc.
4.000% due 02/01/2025		8,000	8,760
4.250% due 10/01/2026		9,100	10,285
4.600% due 04/01/2024		9,164	10,166

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XLIT Ltd.
4.450% due 03/31/2025	$1,800	$2,037

		6,703,282

INDUSTRIALS 30.5%

21Vianet Group, Inc.
7.875% due 10/15/2021	2,600	2,660

AbbVie, Inc.
0.897% (US0003M + 0.650%) due 11/21/2022 ~	10,000	10,052
2.300% due 05/14/2021	65	66
2.300% due 11/21/2022	9,100	9,421
2.850% due 05/14/2023	16,185	17,031
3.200% due 05/14/2026	11,843	13,071
3.850% due 06/15/2024	1,854	2,033
4.050% due 11/21/2039	1,800	2,061
4.250% due 11/21/2049	17,000	20,186
4.400% due 11/06/2042	500	596
4.550% due 03/15/2035	12,302	15,077
4.700% due 05/14/2045	700	862
4.875% due 02/15/2021	12,942	13,014
5.000% due 12/15/2021	1,650	1,720

Activision Blizzard, Inc.
3.400% due 09/15/2026	8,200	9,355
3.400% due 06/15/2027	4,800	5,428

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	10,200	10,392
4.375% due 07/03/2029	10,800	10,888

Adani Transmission Ltd.
4.000% due 08/03/2026	3,075	3,195

Adecoagro S.A.
6.000% due 09/21/2027	2,950	2,898

Adventist Health System
2.952% due 03/01/2029	3,000	3,187

Aetna, Inc.
2.750% due 11/15/2022	35	36
2.800% due 06/15/2023	6,253	6,594

Agilent Technologies, Inc.
2.100% due 06/04/2030	4,500	4,623

Air Canada Pass-Through Trust
3.300% due 07/15/2031	4,847	4,628
3.600% due 09/15/2028	3,595	3,410
4.125% due 11/15/2026	6,986	6,293
5.250% due 10/01/2030	4,200	4,307
5.375% due 11/15/2022	1,001	918

Aker BP ASA
3.000% due 01/15/2025	8,450	8,491
3.750% due 01/15/2030	9,000	8,763

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	9,200	9,668

Alcon Finance Corp.
2.600% due 05/27/2030	1,700	1,801
3.000% due 09/23/2029	4,900	5,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alimentation Couche-Tard, Inc.
2.700% due 07/26/2022		$7,250	$7,490

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		17,460	18,523

ALROSA Finance S.A.
4.650% due 04/09/2024		8,300	8,852

Altice France S.A.
3.375% due 01/15/2028	EUR	2,500	2,834
5.500% due 01/15/2028		$1,400	1,419

Amazon.com, Inc.
1.500% due 06/03/2030		15,200	15,559
2.500% due 06/03/2050		24,400	24,921
2.700% due 06/03/2060		16,100	16,656

Amdocs Ltd.
2.538% due 06/15/2030		27,700	28,797

American Airlines Pass-Through Trust
3.000% due 04/15/2030		3,786	3,552
3.150% due 08/15/2033		16,216	15,365
3.200% due 12/15/2029		7,703	7,270
3.350% due 04/15/2031		11,325	10,774
3.375% due 11/01/2028		6,997	5,782
3.600% due 03/22/2029		3,148	3,031
3.600% due 04/15/2031		3,299	2,704
3.650% due 02/15/2029		3,398	3,282
3.700% due 04/01/2028		2,561	2,137
4.000% due 01/15/2027		2,273	1,897

Amgen, Inc.
3.625% due 05/22/2024		4,800	5,280
4.663% due 06/15/2051		15,404	20,109

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (a)		4,000	4,088

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		20,498	24,782
4.900% due 02/01/2046		19,100	23,749

Anheuser-Busch InBev Worldwide, Inc.
4.600% due 04/15/2048		1,500	1,791
4.750% due 01/23/2029		11,000	13,390
4.750% due 04/15/2058		14,739	18,012
5.450% due 01/23/2039		18,860	24,409
5.550% due 01/23/2049		5,700	7,760

Anthem, Inc.
3.650% due 12/01/2027		10,100	11,514

AP Moller - Maersk A/S
3.875% due 09/28/2025		12,900	14,092
4.500% due 06/20/2029		8,000	9,022

Apple, Inc.
2.550% due 08/20/2060		36,700	36,787
2.650% due 05/11/2050		7,000	7,311

ArcelorMittal S.A.
3.600% due 07/16/2024		5,800	6,080

Ashtead Capital, Inc.
4.000% due 05/01/2028		8,945	9,303
4.250% due 11/01/2029		3,300	3,483

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autodesk, Inc.
3.600% due 12/15/2022	$3,000	$3,183

AutoNation, Inc.
3.350% due 01/15/2021	8,530	8,568

Bacardi Ltd.
4.450% due 05/15/2025	4,500	5,030
4.700% due 05/15/2028	19,600	22,795
5.150% due 05/15/2038	10,500	12,818

BAE Systems PLC
1.900% due 02/15/2031	5,000	4,960
3.400% due 04/15/2030	4,000	4,487

Baidu, Inc.
3.500% due 11/28/2022	3,000	3,150
4.375% due 05/14/2024	8,100	8,908
4.375% due 03/29/2028	9,800	11,253

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	1,200	1,275

BAT Capital Corp.
2.259% due 03/25/2028	32,900	33,036
2.726% due 03/25/2031	23,300	23,129

Bayer U.S. Finance LLC
2.750% due 07/15/2021	170	173
3.000% due 10/08/2021	10,957	11,241
3.375% due 07/15/2024	3,900	4,230
4.375% due 12/15/2028	37,900	44,538

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	6,300	6,495
4.875% due 11/01/2025	800	785

Becton Dickinson and Co.
2.823% due 05/20/2030	7,300	7,883

Black Knight InfoServ LLC
3.625% due 09/01/2028	1,100	1,114

Boardwalk Pipelines LP
3.400% due 02/15/2031	19,000	18,650

Boeing Co.
2.300% due 08/01/2021	2,900	2,939
5.150% due 05/01/2030	33,100	37,178
5.705% due 05/01/2040	21,000	24,617
5.805% due 05/01/2050	20,000	24,217
5.930% due 05/01/2060	30,000	37,240

Bombardier, Inc.
5.750% due 03/15/2022	800	776
6.000% due 10/15/2022	3,000	2,786
6.125% due 01/15/2023	9,100	7,790
7.500% due 12/01/2024	2,200	1,694
8.750% due 12/01/2021	800	812

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	500	511

Boston Scientific Corp.
2.650% due 06/01/2030	35,600	37,948
3.850% due 05/15/2025	8,672	9,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BP Capital Markets America, Inc.
3.410% due 02/11/2026	$45	$50

Bristol-Myers Squibb Co.
4.350% due 11/15/2047	6,175	8,185
4.550% due 02/20/2048	1,411	1,913

British Airways Pass-Through Trust
3.300% due 06/15/2034	9,348	8,806
3.350% due 12/15/2030	979	817
4.625% due 12/20/2025	988	953

Broadcom Corp.
2.650% due 01/15/2023	3,120	3,243
3.875% due 01/15/2027	5,050	5,607

Broadcom, Inc.
3.150% due 11/15/2025	2,725	2,943
3.459% due 09/15/2026	10,390	11,398
4.110% due 09/15/2028	103,993	116,485
4.150% due 11/15/2030	2,300	2,587
4.250% due 04/15/2026	1,820	2,052
4.300% due 11/15/2032	5,170	5,908
4.750% due 04/15/2029	700	814
5.000% due 04/15/2030	23,059	27,260

Burlington Northern Santa Fe LLC
3.400% due 09/01/2024	1,700	1,869
3.650% due 09/01/2025	35	40

Cablevision Lightpath LLC
3.875% due 09/15/2027	4,100	4,108

Caesars Entertainment, Inc.
6.250% due 07/01/2025	7,000	7,306

Caesars Resort Collection LLC
5.250% due 10/15/2025	9,500	9,204
5.750% due 07/01/2025	3,700	3,820

Cameron LNG LLC
2.902% due 07/15/2031	1,400	1,544
3.302% due 01/15/2035	4,500	5,087
3.402% due 01/15/2038	10,600	11,482

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~	1,500	1,503
3.650% due 03/15/2023	3,862	4,136
3.950% due 03/15/2025	800	893
4.800% due 03/15/2048	8,200	10,547

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	15,236

Cardinal Health, Inc.
4.368% due 06/15/2047	2,000	2,169

Carrier Global Corp.
2.493% due 02/15/2027	10,600	11,100

CCO Holdings LLC
4.250% due 02/01/2031	8,500	8,823

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	2,141	2,409

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centene Corp.
4.625% due 12/15/2029	$7,300	$7,884

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030 (a)	7,000	7,023
3.550% due 04/01/2023	10,600	11,360
4.500% due 01/15/2021	500	501

CF Industries, Inc.
5.150% due 03/15/2034	800	947

Charter Communications Operating LLC
2.800% due 04/01/2031	2,900	3,017
3.700% due 04/01/2051	5,000	4,973
3.750% due 02/15/2028	24,300	26,912
4.200% due 03/15/2028	1,600	1,819
4.464% due 07/23/2022	32,765	34,704
4.800% due 03/01/2050	13,400	15,391
4.908% due 07/23/2025	10,435	12,074
5.125% due 07/01/2049	28,200	32,734
5.375% due 04/01/2038	7,900	9,612
5.375% due 05/01/2047	6,985	8,290
5.750% due 04/01/2048	15,590	19,323

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	40,500	42,147
5.125% due 06/30/2027	30,535	34,044

China Mengniu Dairy Co. Ltd.
2.500% due 06/17/2030	8,200	8,182

Cielo USA, Inc.
3.750% due 11/16/2022	4,500	4,565

Cigna Corp.
0.896% (US0003M + 0.650%) due 09/17/2021 ~	3,600	3,601
1.165% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,921

Cimarex Energy Co.
4.375% due 06/01/2024	6,217	6,679

Citrix Systems, Inc.
3.300% due 03/01/2030	7,189	7,691
4.500% due 12/01/2027	4,021	4,611

Colonial Enterprises, Inc.
3.250% due 05/15/2030	5,000	5,614

Comcast Corp.
0.905% (US0003M + 0.630%) due 04/15/2024 ~	3,700	3,728
1.950% due 01/15/2031	26,400	27,181
2.800% due 01/15/2051	60,000	60,488
3.250% due 11/01/2039	15,500	17,178
3.750% due 04/01/2040	45,000	52,715
3.950% due 10/15/2025	20,000	22,961

CommonSpirit Health
2.760% due 10/01/2024	12,200	12,808

Community Health Systems, Inc.
6.250% due 03/31/2023	7,975	7,806
6.625% due 02/15/2025	950	921
8.000% due 03/15/2026	3,100	3,047
8.625% due 01/15/2024	23,200	23,127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
4.300% due 05/01/2024	$19,800	$22,099

Constellation Brands, Inc.
2.875% due 05/01/2030	5,200	5,627
3.700% due 12/06/2026	5,037	5,764
3.750% due 05/01/2050	8,500	9,531

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	4,346	1,177

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	393	386
4.750% due 07/12/2022	1,173	1,162

Continental Resources, Inc.
5.000% due 09/15/2022	4,424	4,398

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	2,600	2,627

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	12,500	13,156

CoStar Group, Inc.
2.800% due 07/15/2030	12,100	12,550

Cox Communications, Inc.
1.800% due 10/01/2030	7,200	7,110
2.950% due 10/01/2050	2,800	2,693
3.250% due 12/15/2022	8,700	9,175

CRH America Finance, Inc.
3.400% due 05/09/2027	298	325
3.950% due 04/04/2028	3,500	3,974

CRH America, Inc.
3.875% due 05/18/2025	3,200	3,600

Crown Castle Towers LLC
3.222% due 05/15/2042	4,000	4,059
4.241% due 07/15/2048	11,900	13,598

CSC Holdings LLC
5.750% due 01/15/2030	2,100	2,234

CSN Islands Corp.
6.750% due 01/28/2028	2,900	2,790

CVS Health Corp.
2.625% due 08/15/2024	2,500	2,667
2.700% due 08/21/2040	20,700	19,890
3.700% due 03/09/2023	6,980	7,479
3.875% due 07/20/2025	24,620	27,786
4.125% due 04/01/2040	1,900	2,169
4.300% due 03/25/2028	37,400	43,807
4.780% due 03/25/2038	200	243
5.050% due 03/25/2048	10,000	12,758
5.125% due 07/20/2045	1,185	1,496

CVS Pass-Through Trust
4.163% due 08/11/2036	343	360
5.789% due 01/10/2026	53	57
5.926% due 01/10/2034	374	433
6.036% due 12/10/2028	2,380	2,706
8.353% due 07/10/2031	353	445

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

D.R. Horton, Inc.
2.600% due 10/15/2025	$14,000	$15,035
5.750% due 08/15/2023	12,030	13,590

DAE Funding LLC
5.000% due 08/01/2024	3,800	3,828
5.250% due 11/15/2021	2,142	2,174

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~	6,300	6,336

Danone S.A.
2.077% due 11/02/2021	13,079	13,284

DaVita, Inc.
4.625% due 06/01/2030	10,175	10,450

DCP Midstream Operating LP
5.625% due 07/15/2027	3,700	3,789

Dell International LLC
4.000% due 07/15/2024	24,665	26,686
4.420% due 06/15/2021	14,771	15,122
4.900% due 10/01/2026	11,422	12,925
5.300% due 10/01/2029	9,700	11,127
5.450% due 06/15/2023	40,200	44,099
5.850% due 07/15/2025	9,740	11,384
6.020% due 06/15/2026	17,933	21,086
6.100% due 07/15/2027	1,268	1,499
6.200% due 07/15/2030	12,617	15,151

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	4,801	4,809

Delta Air Lines, Inc.
7.000% due 05/01/2025	22,400	24,625

Diageo Capital PLC
2.000% due 04/29/2030	2,100	2,165

Diamond Sports Group LLC
6.625% due 08/15/2027 (k)	400	208

Diamondback Energy, Inc.
4.750% due 05/31/2025	3,500	3,779

DISH DBS Corp.
6.750% due 06/01/2021	19,488	19,995

Dominion Energy Gas Holdings LLC
3.000% due 11/15/2029	8,250	9,100
3.900% due 11/15/2049	3,700	4,323

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	481	483

eBay, Inc.
1.900% due 03/11/2025	15,500	16,153
2.700% due 03/11/2030	15,800	16,787

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	8,016

Embraer Netherlands Finance BV
5.050% due 06/15/2025	1,200	1,154
5.400% due 02/01/2027	2,000	1,898

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	2,203	2,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	$35,000	$34,993
3.125% due 11/15/2029	1,700	1,810
6.250% due 03/01/2078 •	8,700	8,846

Energy Transfer Operating LP
4.050% due 03/15/2025	8,239	8,662
4.250% due 03/15/2023	1,700	1,770
4.750% due 01/15/2026	7,050	7,517
5.150% due 03/15/2045	1,250	1,135
5.950% due 10/01/2043	1,000	990
6.050% due 06/01/2041	6,400	6,435
6.125% due 12/15/2045	1,500	1,507
6.500% due 02/01/2042	3,600	3,741
6.625% due 10/15/2036	290	311
7.500% due 07/01/2038	4,302	5,028

Energy Transfer Partners LP
4.500% due 11/01/2023	8,900	9,469
5.000% due 10/01/2022	850	894
5.875% due 03/01/2022	9,278	9,688

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,809
4.050% due 09/01/2023	1,160	1,270

Entergy New Orleans LLC
5.100% due 12/01/2020	10,000	10,037

Enterprise Products Operating LLC
4.150% due 10/16/2028	6,130	7,171
4.250% due 02/15/2048	2,485	2,648
4.450% due 02/15/2043	6,890	7,445
4.875% due 08/16/2077 •	9,900	8,640
5.375% due 02/15/2078 •	10,400	9,274
5.700% due 02/15/2042	10,002	12,702

EOG Resources, Inc.
4.375% due 04/15/2030	6,000	7,082

EQM Midstream Partners LP
4.000% due 08/01/2024	15,360	15,066
4.750% due 07/15/2023	2,600	2,601

EQT Corp.
3.000% due 10/01/2022 (k)	3,400	3,335

Equifax, Inc.
2.600% due 12/15/2025	1,200	1,287
3.100% due 05/15/2030	4,000	4,362

ERAC USA Finance LLC
2.600% due 12/01/2021	288	293
5.250% due 10/01/2020	1,100	1,100

Essential Utilities, Inc.
2.704% due 04/15/2030	7,000	7,500
3.566% due 05/01/2029	1,800	2,044

Expedia Group, Inc.
3.250% due 02/15/2030	10,900	10,501
3.600% due 12/15/2023	4,300	4,396
6.250% due 05/01/2025	10,700	11,807
7.000% due 05/01/2025	700	758

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exxon Mobil Corp.
2.992% due 03/19/2025	$3,900	$4,277

Fairstone Financial, Inc.
7.875% due 07/15/2024	13,308	13,681

Ferguson Finance PLC
3.250% due 06/02/2030	4,900	5,331

Fiserv, Inc.
3.200% due 07/01/2026	6,100	6,784
3.500% due 07/01/2029	8,000	9,129
4.200% due 10/01/2028	4,905	5,813

Flex Ltd.
4.875% due 06/15/2029	18,100	20,831
4.875% due 05/12/2030	6,800	7,776

Florida Gas Transmission Co. LLC
2.550% due 07/01/2030	4,000	4,198

Ford Foundation
2.815% due 06/01/2070	7,500	7,851

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	16,300	18,066
4.000% due 09/21/2023	12,400	13,566

Fox Corp.
3.666% due 01/25/2022	2,500	2,607
4.709% due 01/25/2029 (k)	4,820	5,784

Freeport Minerals Corp.
9.500% due 06/01/2031	200	269

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	9,900	9,800

Frontera Energy Corp.
9.700% due 06/25/2023	8,000	6,589

Gap, Inc.
8.375% due 05/15/2023	1,300	1,439
8.625% due 05/15/2025	1,200	1,316

Gartner, Inc.
4.500% due 07/01/2028	1,700	1,783

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	2,000	1,998

General Electric Co.
3.100% due 01/09/2023	1,115	1,170
3.450% due 05/15/2024	1,035	1,111
3.450% due 05/01/2027	9,600	10,162
4.350% due 05/01/2050	15,200	15,517
5.550% due 01/05/2026	33,200	38,771
5.875% due 01/14/2038	2,396	2,799
6.875% due 01/10/2039	1,108	1,421

Georgia-Pacific LLC
2.100% due 04/30/2027	7,600	7,983
8.000% due 01/15/2024	800	981

Glencore Funding LLC
4.125% due 03/12/2024	10,300	11,172

Global Payments, Inc.
2.900% due 05/15/2030	8,800	9,425
3.200% due 08/15/2029	10,772	11,781

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

goeasy Ltd.
5.375% due 12/01/2024		$1,500	$1,522

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024		10,000	10,901

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025		2,900	3,315

Hawaiian Airlines Pass-Through Certificates
7.375% due 09/15/2027		12,700	13,038

HCA, Inc.
4.125% due 06/15/2029		16,300	18,437
4.750% due 05/01/2023		2,650	2,892
5.000% due 03/15/2024		12,404	13,911
5.125% due 06/15/2039		1,000	1,215
5.250% due 06/15/2026		30	35

Hess Corp.
7.875% due 10/01/2029		3,600	4,507

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		3,000	3,018
4.875% due 01/15/2030		6,500	6,709
5.375% due 05/01/2025		300	312

Humana, Inc.
3.150% due 12/01/2022		5,000	5,253

Huntington Ingalls Industries, Inc.
3.844% due 05/01/2025		900	990
4.200% due 05/01/2030		3,200	3,680
5.000% due 11/15/2025		2,300	2,364

Huntsman International LLC
4.500% due 05/01/2029		24,400	27,450

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~		28,800	28,843

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,700	2,004

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		2,100	2,474

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$3,700	3,954

IHS Markit Ltd.
3.625% due 05/01/2024		900	974
4.125% due 08/01/2023		5,900	6,425
4.250% due 05/01/2029		18,342	21,307
4.750% due 02/15/2025		1,500	1,703
4.750% due 08/01/2028		1,000	1,191

Imperial Brands Finance PLC
3.125% due 07/26/2024		9,900	10,480
3.500% due 07/26/2026		8,700	9,424
3.750% due 07/21/2022		11,755	12,289
3.875% due 07/26/2029		18,600	20,209

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		1,000	1,087

Infor, Inc.
1.750% due 07/15/2025		8,900	9,181

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Innophos Holdings, Inc.
9.375% due 02/15/2028	$5,200	$5,548

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	5,500	5,500
3.750% due 10/01/2021	4,500	4,644

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,583	2,541

Kansas City Southern
3.125% due 06/01/2026	8,645	9,076
4.950% due 08/15/2045	1,631	1,820

Kinder Morgan Energy Partners LP
6.550% due 09/15/2040	3,300	4,161
6.950% due 01/15/2038	600	786
7.300% due 08/15/2033	7,335	9,991
7.400% due 03/15/2031	500	656
7.500% due 11/15/2040	5,500	7,419

Kinder Morgan, Inc.
1.555% (US0003M + 1.280%) due 01/15/2023 ~	4,700	4,727
5.300% due 12/01/2034	1,000	1,179
5.550% due 06/01/2045	4,300	5,126
5.625% due 11/15/2023	2,300	2,594

KLA Corp.
5.000% due 03/15/2049	5,900	7,899

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,400	2,471

Kraft Heinz Foods Co.
0.813% (US0003M + 0.570%) due 02/10/2021 ~	13,700	13,680
3.950% due 07/15/2025	1,730	1,881
5.000% due 06/04/2042	10,400	11,391
6.500% due 02/09/2040	1,258	1,601
6.875% due 01/26/2039	20,000	26,812
7.125% due 08/01/2039	7,120	9,614

Lam Research Corp.
2.800% due 06/15/2021	50	51

Las Vegas Sands Corp.
2.900% due 06/25/2025	9,800	9,777
3.200% due 08/08/2024	121,510	123,191
3.500% due 08/18/2026	19,100	19,375

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	5,394	4,491

Leidos, Inc.
4.375% due 05/15/2030	9,100	10,665

Level 3 Financing, Inc.
3.400% due 03/01/2027	670	723
3.875% due 11/15/2029	7,600	8,244

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	7,000	6,917

LifePoint Health, Inc.
4.375% due 02/15/2027	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Live Nation Entertainment, Inc.
6.500% due 05/15/2027		$12,000	$12,966

Lockheed Martin Corp.
2.800% due 06/15/2050		10,100	10,544

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026		7,658	9,663

Marathon Oil Corp.
3.850% due 06/01/2025		6,791	6,977

Marriott International, Inc.
3.125% due 10/15/2021		4,200	4,258
3.500% due 10/15/2032		9,700	9,595
3.600% due 04/15/2024		5,500	5,658
3.750% due 03/15/2025		3,375	3,532
4.150% due 12/01/2023		12,200	12,838
4.500% due 10/01/2034		6,099	6,372
4.625% due 06/15/2030		6,100	6,543

Marvell Technology Group Ltd.
4.875% due 06/22/2028		10,800	13,043

Masco Corp.
4.500% due 05/15/2047		950	1,111
5.950% due 03/15/2022		3,808	4,087

Massachusetts Institute of Technology
4.678% due 07/01/2114		150	217

McDonald’s Corp.
2.625% due 09/01/2029		13,500	14,671
2.750% due 12/09/2020		25	25
3.625% due 09/01/2049		12,000	13,478

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		37,575	38,446
5.250% due 04/26/2026		21,800	22,134
5.375% due 12/04/2029		5,900	5,876
5.625% due 07/17/2027		8,300	8,630
5.750% due 07/21/2028		13,100	13,359

MGM China Holdings Ltd.
5.250% due 06/18/2025		4,200	4,273
5.375% due 05/15/2024		12,600	13,017
5.875% due 05/15/2026		12,100	12,491

Microchip Technology, Inc.
3.922% due 06/01/2021		3,800	3,884

Micron Technology, Inc.
4.185% due 02/15/2027		7,800	8,870
5.327% due 02/06/2029		6,400	7,703

Microsoft Corp.
3.500% due 02/12/2035		4,800	5,942

Mitchells & Butlers Finance PLC
0.509% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	827	927

Mohawk Industries, Inc.
3.625% due 05/15/2030		$3,500	3,839

Mondelez International, Inc.
2.625% due 09/04/2050		5,600	5,406

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
3.250% due 05/20/2050		$11,450	$12,287
4.875% due 02/15/2024		1,500	1,699

MPH Acquisition Holdings LLC
7.125% due 06/01/2024		6,300	6,481

MPLX LP
4.000% due 03/15/2028		50	55
4.500% due 04/15/2038		9,900	10,144
4.900% due 04/15/2058		2,600	2,642
5.250% due 01/15/2025		6,300	6,532
6.875% due 02/15/2023 •(h)		7,800	6,435

Mylan NV
3.150% due 06/15/2021		3,830	3,892
3.750% due 12/15/2020		34	34

Mylan, Inc.
3.125% due 01/15/2023		10,460	11,017
4.200% due 11/29/2023		13,500	14,812

NetApp, Inc.
1.875% due 06/22/2025		6,201	6,434

Netflix, Inc.
3.875% due 11/15/2029	EUR	9,000	11,673

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		$2,100	2,092

Newcrest Finance Pty. Ltd.
3.250% due 05/13/2030		883	964
4.200% due 05/13/2050		2,500	2,934
5.750% due 11/15/2041		2,500	3,408

Newell Brands, Inc.
4.700% due 04/01/2026		8,294	8,851

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		20,000	20,287

Northrop Grumman Corp.
3.500% due 03/15/2021		50	51

Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		256	254

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		4,337	3,947

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030		17,000	17,132
3.268% due 11/15/2040		1,400	1,411
3.468% due 12/01/2050		7,400	7,435

NVR, Inc.
3.000% due 05/15/2030		46,000	49,739
3.950% due 09/15/2022		4,000	4,228

NXP BV
2.700% due 05/01/2025		1,600	1,696
3.150% due 05/01/2027		1,900	2,061
3.400% due 05/01/2030		11,220	12,308
3.875% due 06/18/2026		6,700	7,517
4.300% due 06/18/2029		7,685	8,878
4.625% due 06/01/2023		8,100	8,876
4.875% due 03/01/2024		2,600	2,925
5.350% due 03/01/2026		4,800	5,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~	$5,000	$4,453
2.600% due 08/13/2021	2,271	2,233
2.700% due 08/15/2022	7,000	6,553
2.900% due 08/15/2024	8,000	6,802
5.550% due 03/15/2026	1,200	1,089
6.950% due 07/01/2024	2,679	2,603

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (e)(h)	3,579	13

ONEOK Partners LP
3.375% due 10/01/2022	7,991	8,306
4.900% due 03/15/2025	5,700	6,249
5.000% due 09/15/2023	7,200	7,811

Oracle Corp.
2.950% due 11/15/2024	70	76
3.600% due 04/01/2050	10,800	12,110
4.000% due 07/15/2046	11,000	13,045
4.000% due 11/15/2047	3,700	4,392
4.300% due 07/08/2034	800	1,004

Otis Worldwide Corp.
2.293% due 04/05/2027	10,000	10,647

Owens Corning
4.300% due 07/15/2047	10,079	11,092
4.400% due 01/30/2048	1,900	2,122

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	8,600	9,508

PayPal Holdings, Inc.
2.650% due 10/01/2026	2,000	2,184
3.250% due 06/01/2050	5,600	6,215

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	18,400	19,539
3.900% due 02/01/2024	4,600	5,013
4.125% due 08/01/2023	7,800	8,478
4.875% due 07/11/2022	1,700	1,828

PerkinElmer, Inc.
3.300% due 09/15/2029	16,700	18,569

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	13,300	13,822
4.375% due 03/15/2026	2,200	2,467

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022 ^(c)	3,750	1,406

Petroleos Mexicanos
6.500% due 03/13/2027	32,575	30,424
6.500% due 01/23/2029	34,300	30,741
6.750% due 09/21/2047	2,500	1,929
6.840% due 01/23/2030	34,500	30,748
6.950% due 01/28/2060	2,495	1,912
7.690% due 01/23/2050	6,192	5,120

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	300	321

Phillips 66 Partners LP
3.605% due 02/15/2025	65	69

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pioneer Natural Resources Co.
4.450% due 01/15/2026 (k)	$17,588	$20,360
7.200% due 01/15/2028	4,497	5,661

Prosus NV
3.680% due 01/21/2030	2,500	2,702
4.027% due 08/03/2050	1,200	1,228

PulteGroup, Inc.
5.000% due 01/15/2027	2,500	2,833

Quanta Services, Inc.
2.900% due 10/01/2030	3,400	3,475

QVC, Inc.
4.375% due 03/15/2023	6,400	6,674
4.450% due 02/15/2025	7,535	7,780
4.850% due 04/01/2024	3,374	3,543
5.450% due 08/15/2034	10,600	10,494

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	934

Raytheon Technologies Corp.
3.125% due 07/01/2050	18,500	19,859
3.750% due 11/01/2046	10,000	11,449

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~	2,200	2,209

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	15,900	15,530

Reliance Steel & Aluminum Co.
2.150% due 08/15/2030	4,800	4,703

RELX Capital, Inc.
3.000% due 05/22/2030	3,400	3,723
4.000% due 03/18/2029	25	29

Rockies Express Pipeline LLC
3.600% due 05/15/2025	10,200	10,024
4.800% due 05/15/2030	6,200	6,102

Rolls-Royce PLC
2.375% due 10/14/2020	1,000	999

Royalty Pharma PLC
1.750% due 09/02/2027	23,300	23,318

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	15,566	17,527
5.625% due 04/15/2023	1,200	1,315
5.625% due 03/01/2025	6,800	7,781
5.750% due 05/15/2024	13,010	14,739
5.875% due 06/30/2026	10,705	12,670
6.250% due 03/15/2022	7,000	7,431

Sands China Ltd.
3.800% due 01/08/2026	10,300	10,805
4.375% due 06/18/2030	4,000	4,240
4.600% due 08/08/2023	7,200	7,694
5.125% due 08/08/2025	22,200	24,289
5.400% due 08/08/2028	8,400	9,374

Sasol Financing USA LLC
5.875% due 03/27/2024	250	242

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Seagate HDD Cayman
4.125% due 01/15/2031	$13,485	$14,567

ServiceNow, Inc.
1.400% due 09/01/2030	4,900	4,775

SF Holding Investment Ltd.
2.875% due 02/20/2030	12,400	13,021

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	464	472
2.875% due 09/23/2023	65	69

Southwest Airlines Co.
2.650% due 11/05/2020	50	50
4.750% due 05/04/2023	18,870	20,168

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022	1,443	1,432

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	3,800	3,571
3.950% due 06/15/2023	11,010	9,808
4.600% due 06/15/2028	19,281	15,863
7.500% due 04/15/2025	3,600	3,652

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	1,128	923
4.100% due 10/01/2029	2,343	2,113

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	3,550	3,595
4.738% due 09/20/2029	19,100	20,712

Standard Industries, Inc.
4.375% due 07/15/2030	19,150	19,663
4.750% due 01/15/2028	5,800	6,032
5.000% due 02/15/2027	8,900	9,282

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	5,400	5,620

Station Casinos LLC
4.500% due 02/15/2028	3,100	2,873

Steel Dynamics, Inc.
3.450% due 04/15/2030	3,700	4,088

Stryker Corp.
1.950% due 06/15/2030	14,300	14,593
2.900% due 06/15/2050	4,000	4,125

Studio City Finance Ltd.
6.500% due 01/15/2028	10,500	11,025

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	8,100	8,424

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	5,861	6,032
5.350% due 05/15/2045	7,100	6,620

Suntory Holdings Ltd.
2.550% due 06/28/2022	4,000	4,121

Syngenta Finance NV
3.125% due 03/28/2022	700	713
4.441% due 04/24/2023	10,900	11,519
4.892% due 04/24/2025	5,500	5,966
5.182% due 04/24/2028	37,273	41,075

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sysco Corp.
5.650% due 04/01/2025	$16,700	$19,765

T-Mobile USA, Inc.
2.050% due 02/15/2028	16,000	16,373
2.550% due 02/15/2031	22,100	22,925
3.000% due 02/15/2041 (a)	25,000	24,743
3.300% due 02/15/2051 (a)	16,000	15,810
3.875% due 04/15/2030	22,350	25,441

Takeda Pharmaceutical Co. Ltd.
3.025% due 07/09/2040	2,800	2,905
3.175% due 07/09/2050	20,000	20,590

TEGNA, Inc.
4.625% due 03/15/2028	1,300	1,274

Telefonica Emisiones S.A.
4.665% due 03/06/2038	7,600	8,767

Tencent Holdings Ltd.
2.390% due 06/03/2030	14,100	14,352
3.975% due 04/11/2029	23,900	27,215

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021	4,127	4,126

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	480	468
3.650% due 11/10/2021	12,754	12,758

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	3,391	3,369

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	17,300	17,301
2.450% due 03/15/2031	12,325	12,234

Thermo Fisher Scientific, Inc.
2.600% due 10/01/2029	5,500	6,006
2.950% due 09/19/2026	4,900	5,461
3.000% due 04/15/2023	12,800	13,545

Thomson Reuters Corp.
3.350% due 05/15/2026	6,600	7,272

Time Warner Cable LLC
4.125% due 02/15/2021	1,500	1,506
4.500% due 09/15/2042	9,000	9,773

Times Square Hotel Trust
8.528% due 08/01/2026	448	490

TransCanada PipeLines Ltd.
4.250% due 05/15/2028	40	46
5.600% due 03/31/2034	5,258	6,668

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030	5,900	6,386
7.850% due 02/01/2026	12,066	15,643

Transocean Guardian Ltd.
5.875% due 01/15/2024	9,438	6,135

Transocean Pontus Ltd.
6.125% due 08/01/2025	1,482	1,334

Transocean, Inc.
7.250% due 11/01/2025	3,800	1,083

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		$10,450	$10,684

Trimble, Inc.
4.150% due 06/15/2023		4,300	4,637
4.900% due 06/15/2028		9,200	10,865

Trinity Acquisition PLC
4.400% due 03/15/2026		35	40

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,987	2,481

Twitter, Inc.
3.875% due 12/15/2027		1,000	1,046

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		370	306
7.125% due 04/22/2025		1,201	1,027

Unigel Luxembourg S.A.
8.750% due 10/01/2026		8,900	8,655

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,650	4,419
2.875% due 04/07/2030		18,954	18,076
3.100% due 01/07/2030		1,225	1,204
3.100% due 04/07/2030		4,426	3,741
3.450% due 01/07/2030		9,427	7,880
3.500% due 09/01/2031		1,535	1,461
3.700% due 09/01/2031		3,361	2,798
4.150% due 02/25/2033		10,388	10,412

United Parcel Service, Inc.
2.050% due 04/01/2021		65	66

United Technologies Corp.
4.050% due 05/04/2047		1,800	2,148

UnitedHealth Group, Inc.
2.750% due 02/15/2023		55	58
2.900% due 05/15/2050		12,500	13,079
3.125% due 05/15/2060		22,300	23,973

Univision Communications, Inc.
5.125% due 02/15/2025		6,700	6,361

Vale Overseas Ltd.
3.750% due 07/08/2030		8,500	8,755
6.250% due 08/10/2026		14,500	17,164
6.875% due 11/21/2036		4,996	6,495
6.875% due 11/10/2039		3,600	4,745

Vale S.A.
3.750% due 01/10/2023	EUR	700	864

Valero Energy Partners LP
4.375% due 12/15/2026		$2,410	2,707

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024 ^(c)		2,800	280

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	7,401
5.250% due 05/15/2029		1,000	1,368

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		$19,700	20,131

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
2.950% due 08/21/2022	$10,000	$10,416
3.900% due 08/21/2027	16,145	18,033
4.500% due 05/15/2025	12,042	13,639
4.650% due 05/15/2027	13,038	15,213
4.700% due 05/15/2030	24,482	29,031

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~	5,400	5,404
1.083% (US0003M + 0.860%) due 09/24/2021 ~	3,200	3,213
1.197% (US0003M + 0.940%) due 11/12/2021 ~	7,700	7,739
3.350% due 05/13/2025	16,100	17,603
3.750% due 05/13/2030	4,800	5,411
4.000% due 11/12/2021	5,900	6,122

Walt Disney Co.
2.200% due 01/13/2028	6,500	6,845
2.650% due 01/13/2031	55,700	60,126
3.500% due 05/13/2040	33,200	37,316
3.600% due 01/13/2051	9,600	10,851
3.800% due 05/13/2060	15,000	17,415

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	2,600	2,690

Western Digital Corp.
4.750% due 02/15/2026	7,600	8,217

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	27,733	32,415

Weyerhaeuser Co.
7.350% due 07/01/2026	2,000	2,461
9.000% due 10/01/2021	1,500	1,598

Williams Cos., Inc.
4.850% due 03/01/2048	6,000	6,745

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	10,273
3.700% due 09/15/2026	11,375	12,241
3.700% due 03/15/2028	6,100	6,498
4.500% due 03/04/2029	10,000	11,221

WRKCo, Inc.
3.900% due 06/01/2028	7,400	8,474

Wyndham Destinations, Inc.
4.625% due 03/01/2030	5,700	5,510

Wynn Macau Ltd.
4.875% due 10/01/2024	20,050	19,827
5.125% due 12/15/2029	6,200	5,960
5.500% due 01/15/2026	13,900	13,725
5.500% due 10/01/2027	47,020	45,727
5.625% due 08/26/2028	3,700	3,598

Yara International ASA
4.750% due 06/01/2028	16,500	19,328

Yellowstone Energy LP
5.750% due 12/31/2026 «	3,122	3,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	$1,100	$1,137

Zayo Group Holdings, Inc.
6.125% due 03/01/2028	5,100	5,265

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	18,922	20,935
3.550% due 03/20/2030	5,900	6,624
3.700% due 03/19/2023	1,000	1,068

Zoetis, Inc.
3.000% due 09/12/2027	2,300	2,545
3.250% due 02/01/2023	80	84

		6,048,705

UTILITIES 8.2%

AEP Texas, Inc.
2.100% due 07/01/2030	10,000	10,297

AES Corp.
3.300% due 07/15/2025	10,200	10,886
3.950% due 07/15/2030	10,200	11,290

American Electric Power Co., Inc.
3.200% due 11/13/2027	65	72
3.650% due 12/01/2021	9,300	9,635

American Transmission Systems, Inc.
5.250% due 01/15/2022	4,275	4,499

Arizona Public Service Co.
2.650% due 09/15/2050	8,900	8,787
3.350% due 05/15/2050	3,750	4,132

AT&T, Inc.
1.155% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,960
2.750% due 06/01/2031	36,700	38,695
3.500% due 06/01/2041	65,000	68,660
3.500% due 09/15/2053	2,167	2,121
3.550% due 09/15/2055	23,160	22,264
3.650% due 06/01/2051	47,750	48,459
3.650% due 09/15/2059	50,575	49,088
3.800% due 02/15/2027	1,860	2,100
3.850% due 06/01/2060	33,750	34,464
4.250% due 03/01/2027	155	180
4.300% due 02/15/2030	39,979	47,406
4.500% due 03/09/2048	4,790	5,486
4.800% due 06/15/2044	860	1,025

Atmos Energy Corp.
1.500% due 01/15/2031 (a)	5,600	5,582

Azure Power Energy Ltd.
5.500% due 11/03/2022	2,519	2,577

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	9,000	9,393

Berkshire Hathaway Energy Co.
2.375% due 01/15/2021	45	45
4.450% due 01/15/2049	4,850	6,187

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	$1,500	$1,621

Black Hills Corp.
2.500% due 06/15/2030	10,400	10,779
3.875% due 10/15/2049	5,500	6,160

British Telecommunications PLC
3.250% due 11/08/2029	1,000	1,076

CenterPoint Energy, Inc.
2.500% due 09/01/2024	4,900	5,215

Clearway Energy Operating LLC
5.750% due 10/15/2025	2,700	2,849

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	12,823

Cleveland Electric Illuminating Co.
3.500% due 04/01/2028	4,200	4,542

Delmarva Power & Light Co.
3.500% due 11/15/2023	40	43

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,336

Duke Energy Carolinas LLC
2.450% due 08/15/2029	16,100	17,447
2.500% due 03/15/2023	1,000	1,048
2.950% due 12/01/2026	160	179
3.200% due 08/15/2049	500	556
6.050% due 04/15/2038	1,227	1,837

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~	3,000	3,007
2.400% due 08/15/2022	12,619	13,052
2.450% due 06/01/2030	15,000	15,792
2.650% due 09/01/2026	4,099	4,439
3.550% due 09/15/2021	50	51
3.750% due 04/15/2024	35	38

Duke Energy Florida LLC
3.200% due 01/15/2027	1,100	1,241

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	5,700	5,725
3.616% due 08/01/2027	15,400	16,466

East Ohio Gas Co.
2.000% due 06/15/2030	3,300	3,423

Edison International
3.125% due 11/15/2022	3,500	3,612
5.750% due 06/15/2027	11,400	12,599

Electricite de France S.A.
4.875% due 01/22/2044	500	611

Emera U.S. Finance LP
4.750% due 06/15/2046	15,000	18,099

Enable Midstream Partners LP
4.400% due 03/15/2027	18,850	18,125
4.950% due 05/15/2028	5,000	4,908

Enel Finance International NV
2.875% due 05/25/2022	10,000	10,322

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 05/25/2027		$14,262	$15,875
4.250% due 09/14/2023		2,500	2,739

Entergy Arkansas LLC
3.700% due 06/01/2024		594	654

Entergy Corp.
2.800% due 06/15/2030		8,100	8,789
3.750% due 06/15/2050		1,000	1,142

Entergy Texas, Inc.
1.750% due 03/15/2031 (a)		15,100	15,001

Evergy Metro, Inc.
2.250% due 06/01/2030		11,400	12,077

Eversource Energy
0.800% due 08/15/2025		11,300	11,260
1.650% due 08/15/2030		13,100	13,075
2.900% due 10/01/2024		3,200	3,467

Exelon Corp.
3.950% due 06/15/2025		11,708	13,208
4.050% due 04/15/2030		7,300	8,558
5.150% due 12/01/2020		4,500	4,500

Exelon Generation Co. LLC
5.750% due 10/01/2041		2,579	2,977
6.250% due 10/01/2039		990	1,235

FirstEnergy Corp.
2.250% due 09/01/2030		5,550	5,434
3.900% due 07/15/2027		10,805	11,891

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		17,000	17,803
6.000% due 11/27/2023		12,900	14,381

Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	5,600	7,662
5.150% due 02/11/2026		$5,900	6,587

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		16,000	16,015

Georgia Power Co.
2.650% due 09/15/2029		9,800	10,516
3.700% due 01/30/2050		4,200	4,702

Greenko Dutch BV
5.250% due 07/24/2024		4,100	4,181

Greenko Investment Co.
4.875% due 08/16/2023		4,000	4,000

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		17,400	18,074

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		8,150	8,844

ITC Holdings Corp.
2.950% due 05/14/2030		11,800	12,707

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		7,400	7,458
3.900% due 04/01/2024		28,000	28,275
4.625% due 04/01/2029		1,500	1,517

Mississippi Power Co.
3.950% due 03/30/2028		9,000	10,337

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Narragansett Electric Co.
3.395% due 04/09/2030	$3,100	$3,536

NextEra Energy Capital Holdings, Inc.
0.970% (US0003M + 0.720%) due 02/25/2022 ~	6,400	6,450
1.950% due 09/01/2022	27,900	28,765
3.150% due 04/01/2024	5,900	6,384
3.250% due 04/01/2026	975	1,092
4.800% due 12/01/2077 •	4,300	4,629
5.650% due 05/01/2079 •	5,000	5,684

NGPL PipeCo LLC
4.875% due 08/15/2027	8,570	9,301

NiSource, Inc.
3.490% due 05/15/2027	25	28
3.600% due 05/01/2030	2,900	3,310

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	16,482	17,362

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	383	354

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	2,902	754

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	4,718	4,293

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	16,074	1,808

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)	13,800	13,369

ONEOK, Inc.
2.750% due 09/01/2024	9,800	10,047
4.550% due 07/15/2028	26,835	28,463
4.950% due 07/13/2047	5,500	5,228
5.200% due 07/15/2048	3,985	3,840
6.000% due 06/15/2035	700	779
6.350% due 01/15/2031	8,600	10,023

Pacific Gas & Electric Co.
1.750% due 06/16/2022	1,500	1,502
2.100% due 08/01/2027 (k)	800	779
2.500% due 02/01/2031	9,000	8,596
2.950% due 03/01/2026	3,900	3,979
3.150% due 01/01/2026	14,901	15,313
3.300% due 03/15/2027	5,300	5,410
3.300% due 12/01/2027	23,216	23,898
3.300% due 08/01/2040	2,700	2,478
3.400% due 08/15/2024	200	209
3.450% due 07/01/2025	19,655	20,595
3.500% due 06/15/2025	5,800	6,110
3.500% due 08/01/2050	13,050	11,829
3.750% due 02/15/2024	2,311	2,422
3.750% due 07/01/2028	15,079	15,699
3.750% due 08/15/2042	2,600	2,419
3.850% due 11/15/2023	745	787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 08/01/2023	$1,600	$1,705
4.250% due 03/15/2046	2,100	2,032
4.500% due 07/01/2040	2,900	2,958
4.550% due 07/01/2030	17,200	18,683
4.650% due 08/01/2028	17,000	18,477
4.750% due 02/15/2044	5,700	5,840

Pennsylvania Electric Co.
4.150% due 04/15/2025	2,600	2,854
6.150% due 10/01/2038	1,600	2,033

Petrobras Global Finance BV
5.999% due 01/27/2028	5,000	5,562

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	4,300	4,675
3.640% due 11/01/2046	1,500	1,708

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	5,502
3.600% due 11/01/2024	12,900	13,320
3.850% due 10/15/2023	12,612	13,213
4.650% due 10/15/2025	1,927	2,071

PPL WEM Ltd.
5.375% due 05/01/2021	2,200	2,232

PT Perusahaan Listrik Negara
3.000% due 06/30/2030	12,200	12,261

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,850	1,873

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	1,200	1,218

Puget Energy, Inc.
4.100% due 06/15/2030	12,300	13,748

ReNew Power Synthetic
6.670% due 03/12/2024	11,100	11,502

Rio Oil Finance Trust
8.200% due 04/06/2028	17,820	19,201
9.750% due 01/06/2027	10,574	11,975

San Diego Gas & Electric Co.
1.700% due 10/01/2030	23,900	23,738
4.100% due 06/15/2049	9,500	11,524

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	3,500	3,505
0.775% (US0003M + 0.500%) due 01/15/2021 ~	1,000	1,000
2.900% due 02/01/2023	4,900	5,134
3.400% due 02/01/2028	2,840	3,126
3.550% due 06/15/2024	5,700	6,177
3.750% due 11/15/2025	11,358	12,798

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	950

Southern California Edison Co.
1.200% due 02/01/2026 (a)	12,700	12,645
2.850% due 08/01/2029	8,000	8,432
3.650% due 02/01/2050	3,000	3,134

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 08/01/2025	$8,800	$9,797
3.900% due 12/01/2041	1,100	1,132
3.900% due 03/15/2043	6,100	6,329
4.000% due 04/01/2047	15,600	16,732
4.650% due 10/01/2043	600	693
4.875% due 03/01/2049	8,468	10,261
6.650% due 04/01/2029	8,039	9,975

Southern California Gas Co.
2.550% due 02/01/2030	2,200	2,378

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	19,500	19,340
3.250% due 06/15/2026	5,475	6,029
3.875% due 11/15/2025	2,300	2,586
4.400% due 05/30/2047	5,154	6,243

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	6,700	6,701
2.500% due 12/15/2021	3,700	3,789

Sprint Corp.
7.125% due 06/15/2024	600	691
7.250% due 09/15/2021	19,881	20,825
7.875% due 09/15/2023	3,100	3,558

Targa Resources Partners LP
5.500% due 03/01/2030	5,200	5,179

Telstra Corp. Ltd.
4.800% due 10/12/2021	3,600	3,762

Transcanada Trust
5.300% due 03/15/2077 •(k)	22,550	22,629

Transocean Proteus Ltd.
6.250% due 12/01/2024	650	579

Verizon Communications, Inc.
4.522% due 09/15/2048	6,100	8,019
4.862% due 08/21/2046	100	137

Vistra Operations Co. LLC
3.550% due 07/15/2024	5,000	5,329

		1,640,275

Total Corporate Bonds & Notes (Cost $13,767,836)		14,392,262

MUNICIPAL BONDS & NOTES 0.2%

FLORIDA 0.2%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	1,700	1,726
2.154% due 07/01/2030	35,000	35,482

		37,208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	$2,145	$2,191

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,890	2,024

Total Municipal Bonds & Notes (Cost $40,598)		41,423

U.S. GOVERNMENT AGENCIES 8.7%

Freddie Mac
6.157% due 11/25/2055 «~	3,411	2,078
9.148% due 03/25/2029 •	497	512

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	266	282
3.500% due 07/01/2046	3,817	4,185
4.000% due 08/01/2048 - 08/01/2049	3,111	3,318

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	108,500	111,701
2.500% due 11/01/2050 - 12/01/2050	316,340	331,000
3.000% due 10/01/2050 - 11/01/2050	259,880	272,314
3.500% due 10/01/2050 - 11/01/2050	617,130	651,123
4.000% due 10/01/2050 - 11/01/2050	319,300	340,876

Total U.S. Government Agencies (Cost $1,716,654)		1,717,389

U.S. TREASURY OBLIGATIONS 20.2%

U.S. Treasury Bonds
1.250% due 05/15/2050 (k)	171,510	162,573
2.000% due 02/15/2050 (k)	245,700	277,967
2.250% due 08/15/2049	56,544	67,259
2.375% due 11/15/2049	194,660	237,721
2.500% due 02/15/2045	41,640	51,261
2.500% due 02/15/2046 (k)	89,225	110,182
2.500% due 05/15/2046	93,508	115,552
2.875% due 08/15/2045	27,317	35,897
2.875% due 05/15/2049 (k)	321,786	430,929
3.000% due 05/15/2042	2,650	3,524
3.000% due 02/15/2049 (k)	237,819	325,162
3.125% due 02/15/2042	74,170	100,506
3.125% due 08/15/2044	70,025	95,305
3.375% due 05/15/2044	151,284	213,517

U.S. Treasury Inflation Protected Securities (g)
0.250% due 07/15/2029 (m)	32,560	36,433
0.375% due 01/15/2027 (m)	2,378	2,617
0.500% due 01/15/2028 (m)	22,979	25,796

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
0.375% due 03/31/2022 (m)(o)	$98,100	$98,449
0.500% due 03/31/2025 (m)	175,000	177,010
0.625% due 05/15/2030	34,500	34,381
1.500% due 02/15/2030 (k)	755,000	814,456
1.625% due 11/30/2026 (o)	50,000	53,768
2.875% due 05/15/2028 (m)	118,068	138,928
2.875% due 08/15/2028 (m)	103,266	121,910
3.125% due 11/15/2028 (k)(m)	231,454	278,830

Total U.S. Treasury Obligations (Cost $3,551,539)		4,009,933

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

American Home Mortgage Assets Trust
1.959% due 10/25/2046 •	2,113	1,715

American Home Mortgage Investment Trust
2.060% due 11/25/2045 ^•	752	511

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	508	501

Banc of America Funding Trust
0.346% due 10/20/2036 •	1,806	1,624
0.436% due 06/20/2047 •	1,236	1,102
0.548% due 05/25/2037 ^•	460	408
3.455% due 06/20/2037 ~	6,038	5,686
5.750% due 01/25/2037	3,982	3,860
6.000% due 03/25/2037	1,815	1,644
45.142% due 07/25/2047 ^•	918	2,068

Banc of America Mortgage Trust
3.115% due 10/25/2035 ~	1,067	1,026

BCAP LLC Trust
0.368% due 05/25/2047 ^•	1,019	978
3.620% due 07/26/2036 ~	187	171
6.000% due 07/26/2037 ~	602	608

Bear Stearns Adjustable Rate Mortgage Trust
3.594% due 06/25/2047 ^~	3,141	3,038

Bear Stearns ALT-A Trust
0.468% due 08/25/2036 •	661	603
3.479% due 03/25/2036 ^~	234	196
3.535% due 08/25/2036 ^~	1,150	762
3.545% due 04/25/2035 ~	14,237	13,858

Chase Mortgage Finance Trust
6.000% due 06/25/2037	3,649	2,568

ChaseFlex Trust
0.488% due 08/25/2037 •	491	432

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •	792	784

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	5,167	5,219
3.642% due 03/25/2037 ^~	379	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	$1,007	$809

Countrywide Alternative Loan Trust
0.308% due 07/25/2036 •	842	856
0.318% due 11/25/2036 •	66	70
0.338% due 09/25/2046 ^•	2,350	2,200
0.346% due 09/20/2046 •	2,178	1,919
0.358% due 04/25/2047 •	1,850	1,360
0.366% due 09/20/2046 •	2,366	1,892
0.498% due 05/25/2037 ^•	815	272
2.369% due 08/25/2035 ^•	2,212	1,983
5.500% due 07/25/2035	1,597	1,544
5.500% due 01/25/2036	1,341	1,230
6.000% due 03/25/2036 ^	1,043	747
6.000% due 05/25/2036 ^	104	73
6.000% due 06/25/2037	1,808	1,340
6.500% due 12/25/2036 ^	413	282

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	9,819	9,720

Credit Suisse Mortgage Capital Certificates
3.163% due 06/26/2037 ~	3,906	3,932
3.507% due 08/26/2058	7,054	7,113
3.815% due 04/28/2037 ~	1,726	1,697

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~	6,361	6,407
3.120% due 12/26/2059 ~	2,142	2,161
3.322% due 10/25/2058 ~	1,317	1,330
3.443% due 05/27/2037 ~	4,212	3,100

DBUBS Mortgage Trust
4.537% due 07/10/2044	272	276

Deephaven Residential Mortgage Trust
5.269% due 06/25/2047 ~	3,000	3,071

GSR Mortgage Loan Trust
0.368% due 08/25/2046 •	21,905	7,724

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •	3,024	2,663
0.656% due 01/19/2036 •	2,381	1,746
3.823% due 06/19/2036 ^~	887	605

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	141	136

IndyMac Mortgage Loan Trust
0.628% due 07/25/2035 •	9,772	9,218

JPMorgan Alternative Loan Trust
3.677% due 05/25/2037 ^~	1,147	1,028
6.310% due 08/25/2036 ^þ	1,923	1,856

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	254	253

Merrill Lynch Mortgage Investors Trust
3.868% due 05/25/2033 ~	5	5

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	420	174

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	26	29

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Resecuritization Trust
0.715% due 12/26/2046 •	$11,367	$11,277

MortgageIT Mortgage Loan Trust
0.348% due 04/25/2036 •	5,684	4,419

New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^þ	1,099	463

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	37,040	39,207

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	55,857	58,820
4.500% due 05/25/2058 ~	13,054	14,144

Residential Accredit Loans, Inc. Trust
0.328% due 05/25/2036 •	1,462	1,336
0.338% due 08/25/2036 ^•	1,142	1,079
0.358% due 04/25/2046 •	7,150	2,827
2.029% due 10/25/2037 ~	6,050	5,493
3.652% due 07/25/2035 ~	246	239
4.482% due 01/25/2036 ^~	1,699	1,500
4.542% due 09/25/2035 ^~	96	78

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 08/25/2036 ^•	862	656
3.565% due 05/25/2036 ^~	1,389	1,148
3.909% due 02/25/2036 ^~	251	230

TBW Mortgage-Backed Trust
5.780% due 01/25/2037 þ	6,705	1,332

Wachovia Mortgage Loan Trust LLC
3.898% due 05/20/2036 ^~	454	450

WaMu Mortgage Pass-Through Certificates Trust
3.306% due 07/25/2037 ^~	471	458

Washington Mutual Mortgage Pass-Through Certificates Trust
1.859% due 11/25/2046 ^•	1,384	1,147
6.000% due 07/25/2036	262	230

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	160	153

Total Non-Agency Mortgage-Backed Securities (Cost $264,356)		277,219

ASSET-BACKED SECURITIES 2.2%

Aames Mortgage Investment Trust
1.348% due 06/25/2035 •	2,547	2,538

AASET Trust
3.967% due 05/16/2042	2,682	2,451

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •	3,396	3,317

ACE Securities Corp. Home Equity Loan Trust
0.308% due 08/25/2036 ^•	1,671	579
0.348% due 12/25/2036 •	5,625	2,434
1.093% due 05/25/2035 •	5,500	5,125

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	3,377	2,873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
0.258% due 09/25/2036 •	$1,868	$837
0.418% due 05/25/2036 •	1,477	612
0.428% due 04/25/2036 •	7,066	3,516

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.528% due 02/25/2036 •	2,870	2,628

Asset-Backed Funding Certificates Trust
0.278% due 01/25/2037 •	4,819	3,749

Asset-Backed Securities Corp. Home Equity Loan Trust
2.023% due 09/25/2034 •	1,194	1,195

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	2,458	2,466

Bear Stearns Asset-Backed Securities Trust
0.378% due 11/25/2036 •	6,743	5,390
0.498% due 12/25/2035 ^•	359	223
1.148% due 08/25/2035 •	149	111

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	4,625	4,185

Carrington Mortgage Loan Trust
0.398% due 10/25/2036 •	2,940	2,544

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •	3,500	3,498

Citigroup Mortgage Loan Trust
0.348% due 01/25/2037 •	11,787	6,555
0.408% due 03/25/2036 •	1,793	1,707

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•	1,909	1,798
0.368% due 09/25/2047 ^•	596	533
0.378% due 05/25/2037 •	2,900	2,681
0.388% due 03/25/2036 •	1,602	1,498

Countrywide Asset-Backed Certificates Trust
0.888% due 08/25/2047 •	3,862	3,767

Credit-Based Asset Servicing & Securitization Trust
0.298% due 11/25/2036 •	1,414	878

ECAF Ltd.
3.473% due 06/15/2040	429	397
4.947% due 06/15/2040	5,885	5,275

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •	5,252	5,218

Fremont Home Loan Trust
0.298% due 01/25/2037 •	1,708	959
0.318% due 02/25/2037 •	2,116	1,095

GSAA Home Equity Trust
0.298% due 07/25/2036 •	57,356	21,771
0.308% due 05/25/2036 •	37,722	13,757
0.403% due 01/25/2036 •	17,755	16,106
3.684% due 03/25/2036 ~	1,681	995

GSAMP Trust
0.288% due 09/25/2036 •	81,993	38,789
0.308% due 01/25/2037 •	3,607	2,686
0.318% due 01/25/2037 •	15,357	14,934

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Loan Trust
0.488% due 04/25/2037 •	$3,100	$2,455

Home Equity Mortgage Loan Asset-Backed Trust
0.648% due 10/25/2035 •	4,238	4,133

JPMorgan Mortgage Acquisition Trust
0.448% due 07/25/2036 •	8,826	8,110
6.080% due 08/25/2036 þ	1,600	1,233

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,961	3,538

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	10,792	9,755

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	5,991	6,156

Lehman XS Trust
0.328% due 06/25/2036 •	382	350

Long Beach Mortgage Loan Trust
0.308% due 09/25/2036 •	15,574	6,729
0.328% due 03/25/2046 •	6,791	5,773
0.388% due 09/25/2036 •	4,926	2,186

MAPS Ltd.
4.212% due 05/15/2043	5,796	5,391

MASTR Asset-Backed Securities Trust
0.388% due 03/25/2036 •	3,140	2,560
0.648% due 10/25/2035 ^•	1,413	1,352
0.868% due 12/25/2034 •	10,804	10,431

MelTel Land Funding LLC
3.768% due 04/15/2049	2,884	2,962

Merrill Lynch Mortgage Investors Trust
0.408% due 03/25/2037 •	10,138	9,157
0.598% due 02/25/2047 •	6,206	4,528
0.898% due 09/25/2035 •	1,009	975
4.052% due 02/25/2037 ^þ	11,422	2,399

METAL LLC
4.581% due 10/15/2042	8,206	6,238

Morgan Stanley ABS Capital, Inc. Trust
0.288% due 10/25/2036 •	1,208	748
0.298% due 11/25/2036 •	1,804	1,300
0.298% due 12/25/2036 •	890	581
0.298% due 02/25/2037 •	4,596	2,911
0.328% due 02/25/2037 •	12,842	5,612
0.348% due 02/25/2037 •	603	384
0.368% due 10/25/2036 •	1,320	829
0.378% due 02/25/2037 •	4,893	2,164
0.398% due 08/25/2036 •	7,360	4,659
0.458% due 12/25/2035 •	716	706
1.398% due 07/25/2037 •	2,100	1,929

Morgan Stanley Home Equity Loan Trust
0.248% due 04/25/2037 •	279	187
0.498% due 04/25/2037 •	1,331	920
1.093% due 05/25/2035 •	1,402	1,403

New Century Home Equity Loan Trust
0.308% due 08/25/2036 •	13,903	13,546
0.618% due 02/25/2036 •	6,100	4,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
0.298% due 03/25/2037 •		$1,283	$612
0.358% due 01/25/2037 •		4,987	2,324
0.398% due 10/25/2036 •		1,335	1,051

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •		5,027	3,555

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.638% due 08/25/2035 •		4,855	4,693

RBSSP Resecuritization Trust
0.335% due 11/26/2036 •		915	905

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		11,943	7,007

Residential Asset Mortgage Products Trust
0.608% due 12/25/2035 •		9,546	8,410

RR 7 Ltd.
1.625% due 01/15/2033 •		15,500	15,441

S-Jets Ltd.
3.967% due 08/15/2042		10,141	9,284

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		7,952	7,415

Securitized Asset-Backed Receivables LLC Trust
0.398% due 03/25/2036 •		1,507	1,136

Specialty Underwriting & Residential Finance Trust
0.298% due 06/25/2037 •		628	453
0.418% due 04/25/2037 •		1,095	865
3.787% due 02/25/2037 ^þ		1,776	960

Sprite Ltd.
4.250% due 12/15/2037		6,005	5,481

START Ireland
4.089% due 03/15/2044		2,837	2,672

Structured Asset Investment Loan Trust
0.298% due 09/25/2036 •		558	544
0.308% due 05/25/2036 •		300	295

Structured Asset Securities Corp. Mortgage Loan Trust
0.648% due 11/25/2037 •		8,000	6,837

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		2,326	2,198

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		2,505	2,510

Vertical Bridge Holdings LLC
2.636% due 09/15/2050 «		17,600	17,590

Total Asset-Backed Securities (Cost $435,772)			433,142

SOVEREIGN ISSUES 1.8%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,650	38

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argentine Republic Government International Bond
0.125% due 07/09/2041 þ		$9,535	$3,802
0.125% due 07/09/2046 þ		1,610	620
1.000% due 07/09/2029		233	106

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		12,600	14,148

Export-Import Bank of India
1.253% (US0003M + 1.020%) due 03/28/2022 ~(j)		10,600	10,571
3.250% due 01/15/2030		6,000	6,067

Indonesia Government International Bond
2.875% due 07/08/2021	EUR	1,600	1,917
4.200% due 10/15/2050		$4,000	4,639

Italy Government International Bond
6.875% due 09/27/2023		8,500	9,937

Kuwait International Government Bond
3.500% due 03/20/2027		24,700	27,849

Mexico Government International Bond
4.600% due 02/10/2048		2,900	3,091

Peru Government International Bond
5.350% due 08/12/2040	PEN	17,300	4,767
5.400% due 08/12/2034		7,500	2,181
5.940% due 02/12/2029		$74,243	24,219
6.350% due 08/12/2028		97,900	32,777
6.950% due 08/12/2031		24,300	8,256
8.200% due 08/12/2026		344,800	127,092

Province of Ontario
2.400% due 02/08/2022		95	98

Qatar Government International Bond
2.375% due 06/02/2021		1,800	1,821
3.750% due 04/16/2030		15,000	17,410
3.875% due 04/23/2023		19,100	20,540
4.400% due 04/16/2050		7,100	9,159

Saudi Government International Bond
2.375% due 10/26/2021		14,700	14,969
2.875% due 03/04/2023		4,200	4,393
4.000% due 04/17/2025		6,500	7,235

Slovenia Government International Bond
5.250% due 02/18/2024		1,550	1,784

Ukraine Government International Bond
7.750% due 09/01/2021		300	308
7.750% due 09/01/2022		7,200	7,398

Total Sovereign Issues (Cost $350,947)			367,192

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)		441,790	1

	SHARES	MARKET VALUE (000S)

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)	7,056	$4

		5

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(d)(j)	48,126	361

Total Common Stocks (Cost $11,683)		366

WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	898,826	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	11,865	7

Total Warrants (Cost $31)		7

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	10,401

Total Convertible Preferred Securities (Cost $5,523)		10,401

PREFERRED SECURITIES 4.5%

BANKING & FINANCE 2.9%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)	30,000	3,225

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	1,200,000	1,456

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	12,600,000	14,784

Bank of America Corp.
5.125% due 06/20/2024 •(h)	25,200,000	25,955
5.875% due 03/15/2028 •(h)	72,354,000	78,177

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(h)	10,100,000	10,741

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	8,000,000	8,208

CaixaBank S.A.
5.250% due 03/23/2026 •(h)(i)	4,600,000	5,023

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.625% due 03/01/2022 •(h)	4,000,000	$3,981
5.000% due 12/01/2027 •(h)	14,950,000	15,344
5.375% due 06/01/2025 •(h)	16,400,000	17,811

Citigroup, Inc.
4.700% due 01/30/2025 •(h)	14,000,000	13,554
5.000% due 09/12/2024 •(h)	45,800,000	45,663
5.950% due 05/15/2025 •(h)	1,400,000	1,469
6.300% due 05/15/2024 •(h)	11,800,000	12,369

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(h)	18,500,000	19,339

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(h)	106,000	11,422
6.250% (US0003M + 4.557%) due 10/01/2022 ~(h)	25,000	2,613
6.250% due 10/01/2026 •(h)	9,300,000	9,858

Depository Trust & Clearing Corp.
3.417% (US0003M + 3.167%) due 12/15/2020 ~(h)	7,000,000	6,302

Discover Financial Services
6.125% due 06/23/2025 •(h)	20,000,000	21,206

E*TRADE Financial Corp.
5.300% due 03/15/2023 •(h)	10,280,000	10,100
5.875% due 09/15/2026 •(h)	9,700,000	10,566

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(h)	3,000,000	3,002

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(h)	3,000,000	2,857
4.950% due 02/10/2025 •(h)	4,500,000	4,507

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(h)	19,409,000	18,623
4.000% due 04/01/2025 •(h)	51,200,000	48,416
4.600% due 02/01/2025 •(h)	21,800,000	21,391
5.000% due 08/01/2024 •(h)	47,000,000	46,959
6.100% due 10/01/2024 •(h)	2,600,000	2,736

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,758

Nationwide Building Society
10.250% ~	156,400	32,996

Progressive Corp.
5.375% due 03/15/2023 •(h)	5,500,000	5,503

SBL Holdings, Inc.
7.000% due 05/13/2025 •(h)	3,550,000	3,022

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)	14,250,000	19,951

Truist Financial Corp.
5.100% due 03/01/2030 •(h)	15,600,000	16,902

U.S. Bancorp
5.300% due 04/15/2027 •(h)	5,500,000	5,950

		584,739

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.5%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(h)	16,500,000	$12,746
7.125% due 05/15/2030 •(h)	18,200,000	14,401
7.600% (US0003M + 5.161%) due 05/15/2024 ~(h)	1,367,000	23,799

General Electric Co.
5.000% due 01/21/2021 •(h)	31,700,000	25,309

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (h)	4,600,000	4,001

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (h)	19,200,000	19,416

		99,672

UTILITIES 1.1%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(j)	6,388,322	172,816

Dominion Energy, Inc.
4.650% due 12/15/2024 •(h)	5,100,000	5,172

Sempra Energy
4.875% due 10/15/2025 •(h)	14,300,000	14,729

		192,717

Total Preferred Securities (Cost $886,237)		877,128

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.	74,398	4,099

Total Real Estate Investment Trusts (Cost $4,200)		4,099

Total Investments in Securities (Cost $21,581,499)		22,667,771

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	4,495,447	$44,330

Total Short-Term Instruments (Cost $44,329)		44,330

Total Investments in Affiliates (Cost $44,329)		44,330

Total Investments 114.5% (Cost $21,625,828)		$22,712,101

Financial Derivative Instruments (l)(n) (0.0)% (Cost or Premiums, net $24,830)		(369)

Other Assets and Liabilities, net (14.5)%		(2,873,516)

Net Assets 100.0%		$19,838,216

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$172,791	$172,816	0.87%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	10,507	10,542	0.05
Citigroup, Inc. 2.572% due 06/03/2031	08/03/2020 - 10/06/2020	6,084	6,004	0.03
Export-Import Bank of India 1.253% due 03/28/2022	12/19/2019	10,541	10,571	0.06
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	13,475	14,132	0.07
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	6,621	0.03
Westmoreland Mining Holdings LLC	12/08/2014	1,406	361	0.00

		$220,804	$221,047	1.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.120%	09/29/2020	10/06/2020		$(164,215)	$(164,216)
BRC	0.000	06/22/2020	TBD	(2)	(2,672)	(2,672)
	0.050	07/10/2020	TBD	(2)	(151)	(151)
	0.100	06/22/2020	TBD	(2)	(10,497)	(10,500)
	0.150	07/29/2020	TBD	(2)	(738)	(739)
JPS	0.000	08/04/2020	10/20/2020		(148)	(148)
	0.000	09/09/2020	10/15/2020		(24,094)	(24,094)
	0.025	08/14/2020	10/20/2020		(3,017)	(3,017)
	0.025	08/31/2020	10/20/2020		(2,366)	(2,366)
	0.050	08/14/2020	10/20/2020		(3,002)	(3,002)
	0.110	08/14/2020	10/15/2020		(69,243)	(69,253)
	0.110	08/17/2020	10/15/2020		(18,880)	(18,883)
	0.130	08/27/2020	10/15/2020		(224,240)	(224,268)
NOM	(2.500)	08/28/2020	TBD	(2)	(489)	(489)
	(2.500)	08/31/2020	TBD	(2)	(490)	(490)
	0.100	04/22/2020	TBD	(2)	(1,259)	(1,260)
SGY	0.120	09/30/2020	10/05/2020		(44,976)	(44,976)
	0.130	08/27/2020	10/15/2020		(21,956)	(21,958)
	0.130	09/01/2020	10/15/2020		(180,380)	(180,400)
	0.130	09/22/2020	10/06/2020		(66,790)	(66,792)
STR	0.150	10/01/2020	10/02/2020		(265,335)	(265,335)
	0.160	09/30/2020	10/01/2020		(73,574)	(73,574)

Total Reverse Repurchase Agreements						$(1,178,583)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	0.030%	09/24/2020	10/01/2020	$(107,812)	$(107,813)
	0.060	09/30/2020	10/01/2020	(33,324)	(33,324)
BOS	0.120	09/24/2020	10/01/2020	(51,933)	(51,935)
UBS	0.180	08/14/2020	10/05/2020	(4,176)	(4,177)
	0.180	09/10/2020	10/08/2020	(67,555)	(67,562)
	1.660	01/31/2020	01/29/2021	(56,063)	(56,700)

Total Sale-Buyback Transactions					$(321,511)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(164,216)	$0	$(164,216)	$163,374	$(842)
BRC	0	(14,062)	0	(14,062)	15,730	1,668
JPS	0	(345,031)	0	(345,031)	343,495	(1,536)
NOM	0	(2,239)	0	(2,239)	2,481	242
SGY	0	(314,126)	0	(314,126)	310,668	(3,458)
STR	0	(338,909)	0	(338,909)	341,491	(2,582)

Master Securities Forward Transaction Agreement
BCY	0	0	(141,137)	(141,137)	138,464	(2,673)
BOS	0	0	(51,935)	(51,935)	51,780	(155)
UBS	0	0	(128,439)	(128,439)	126,355	(2,084)

Total Borrowings and Other Financing Transactions	$0	$(1,178,583)	$(321,511)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(8,533)	$0	$(16,301)	$(24,834)
U.S. Treasury Obligations	(73,574)	(814,840)	0	0	(888,414)

Total	$(73,574)	$(823,373)	$0	$(16,301)	$(913,248)

Sale-Buyback Transactions
U.S. Treasury Obligations	(193,072)	(71,739)	0	(56,700)	(321,511)

Total	$(193,072)	$(71,739)	$0	$(56,700)	$(321,511)

Total Borrowings	$(266,646)	$(895,112)	$0	$(73,001)	$(1,234,759)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(1,234,759)

(k)	Securities with an aggregate market value of $1,500,135 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(857,759) at a weighted average interest rate of 0.489%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(315) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(265,335) is outstanding at period end.

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	872	$121,671	$319	$0	$(218)

Total Futures Contracts				$319	$0	$(218)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Aetna, Inc.	(1.000)%	Quarterly	12/20/2020	0.043%	$13,100	$(355)	$323	$(32)	$1	$0
ERP Operating LP	(1.000)	Quarterly	12/20/2020	0.118	3,800	(86)	77	(9)	0	0
Exelon Corp.	(1.000)	Quarterly	06/20/2025	0.255	4,400	(153)	(3)	(156)	0	0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.786	10,100	(129)	68	(61)	12	0
Newmont Mining Corp.	(1.000)	Quarterly	12/20/2020	0.036	7,000	15	(32)	(17)	0	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	1.030	17,700	3	12	15	0	(12)

						$(705)	$445	$(260)	$13	$(12)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Anadarko Petroleum Corp.	1.000%	Quarterly	06/20/2021	3.793%	$7,000	$(136)	$(1)	$(137)	$21	$0
Anadarko Petroleum Corp.	1.000	Quarterly	12/20/2021	5.129	10,600	(304)	(211)	(515)	48	0
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2022	6.054	11,700	(123)	(831)	(954)	38	0
AT&T, Inc.	1.000	Quarterly	12/20/2020	0.340	32,300	211	(154)	57	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.717	45,000	626	(82)	544	27	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.094	28,750	198	132	330	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.126	36,650	416	150	566	0	(4)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.144	22,400	463	(27)	436	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.167	19,400	(120)	568	448	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.196	10,000	(132)	415	283	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2020	2.671%		$38,100	$219	$(351)	$(132)	$10	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2021	12.053		7,500	187	(758)	(571)	20	0
British Telecomminications	1.000	Quarterly	12/20/2024	0.846	EUR	16,400	170	(39)	131	22	0
Daimler AG	1.000	Quarterly	12/20/2020	0.207		3,500	58	(50)	8	0	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	2.234		$8,500	461	63	524	0	(2)
DISH DBS Corp.	5.000	Quarterly	06/20/2023	2.705		400	3	22	25	0	0
Enbridge, Inc.	1.000	Quarterly	12/20/2021	0.446		10,000	(271)	342	71	0	(2)
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.273		7,600	(210)	308	98	0	(4)
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.669		7,400	17	88	105	4	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	2.775		1,800	278	(227)	51	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	3.395		3,200	475	(339)	136	0	(1)
Ford Motor Co.	5.000	Quarterly	12/20/2023	3.568		2,000	365	(277)	88	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2021	1.849		10,300	1,587	(1,338)	249	4	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2021	2.372		900	153	(123)	30	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	2.536		1,100	190	(143)	47	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.840		2,400	326	(165)	161	4	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		9,100	(427)	409	(18)	3	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		7,200	(47)	(22)	(69)	0	(6)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		23,900	(369)	(35)	(404)	8	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.300		12,200	180	(115)	65	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.411		16,000	212	(91)	121	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2022	0.455		6,100	68	(9)	59	0	0
HCP, Inc.	1.000	Quarterly	12/20/2020	0.191		10,000	(142)	163	21	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.596		4,200	650	(51)	599	2	0
MetLife, Inc.	1.000	Quarterly	03/20/2022	0.153		2,800	(4)	40	36	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.174		22,400	195	132	327	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.202		2,500	51	(6)	45	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.314		2,800	(69)	132	63	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.422		5,500	94	42	136	2	0
Morgan Stanley	1.000	Quarterly	06/20/2022	0.381		5,000	63	(8)	55	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.427		19,500	295	182	477	11	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761	EUR	34,500	183	(5,244)	(5,061)	0	(165)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888		29,700	(92)	(4,917)	(5,009)	0	(132)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.202		$5,900	99	8	107	1	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.809		6,900	20	5	25	0	(4)
Tesco PLC	1.000	Quarterly	12/20/2024	0.594	EUR	13,800	(12)	297	285	17	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.354		$1,800	35	(9)	26	0	0
Viacom, Inc.	1.000	Quarterly	03/20/2021	0.145		4,700	60	(40)	20	0	0
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.413	EUR	11,200	100	116	216	0	(3)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.536		3,600	36	39	75	1	0

							$6,286	$(12,010)	$(5,724)	$254	$(326)

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024		$1,128	$(39)	$12	$(27)	$1	$0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		39,783	2,493	(542)	1,951	31	0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		1,958	(118)	221	103	2	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		28,796	(225)	1,670	1,445	31	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		6,400	250	23	273	12	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		25,370	363	(151)	212	17	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		658,400	4,366	(13,046)	(8,680)	873	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		2,519,500	4,147	13,763	17,910	984	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		372,200	8,976	(1,084)	7,892	258	0
iTraxx Asia Ex-Japan 32 5-Year Index	1.000	Quarterly	12/20/2024		87,300	1,540	322	1,862	0	(31)
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	1,294,900	30,527	(3,421)	27,106	710	0

						$52,280	$(2,233)	$50,047	$2,919	$(31)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	24,800	$5	$833	$838	$0	$(30)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		44,700	1,175	324	1,499	0	(57)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		156,800	(6,897)	(209)	(7,106)	426	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		42,600	(5,148)	1,920	(3,228)	349	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022	CAD	77,800	0	658	658	0	(1)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		78,000	0	1,473	1,473	0	(24)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		30,200	63	466	529	0	(9)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		43,100	(172)	2,878	2,706	0	(47)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	07/15/2025	CNY	232,000	0	40	40	0	(21)
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	07/16/2025		175,200	0	(8)	(8)	0	(17)
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		57,200	0	(7)	(7)	0	(5)
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		65,450	0	(11)	(11)	0	(7)
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		65,450	0	(2)	(2)	0	(7)
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		61,500	0	0	0	0	(6)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	08/21/2025		80,000	0	4	4	0	(8)
Pay	3-Month USD-LIBOR	0.990	Semi-Annual	09/01/2050	$	27,100	(172)	(898)	(1,070)	0	(359)
Pay	3-Month USD-LIBOR	0.970	Semi-Annual	09/10/2050		23,900	(173)	(904)	(1,077)	0	(317)
Pay	3-Month USD-LIBOR	0.984	Semi-Annual	09/14/2050		27,900	(215)	(941)	(1,156)	0	(371)
Pay	6-Month CLP-CHILIBOR	2.410	Semi-Annual	01/31/2025	CLP	803,900	6	56	62	0	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030	EUR	105,000	(4,348)	(1,628)	(5,976)	11	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	0.600%	Annual	12/15/2050	$	10,800	$(2,074)	$(364)	$(2,438)	$11	$0
Receive	6-Month GBP-LIBOR	1.750	Semi-Annual	09/21/2066	GBP	800	(219)	(339)	(558)	10	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(44)	(1,064)	(1,108)	0	(20)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,094,400	(117)	(1,413)	(1,530)	0	(21)
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	344	2,052	2,396	0	(224)

							$(17,986)	$2,916	$(15,070)	$807	$(1,551)

Total Swap Agreements							$39,875	$(10,882)	$28,993	$3,993	$(1,920)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,993	$3,993	$0	$(218)	$(1,920)	$(2,138)

(m)

Securities with an aggregate market value of $316,238 and cash of $13,264 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	12/2020		HKD	2,872	$		371	$0	$0
BOA	12/2020		CNH	4,654			669	0	(14)
	12/2020		SGD	174			127	0	(1)
BPS	10/2020		GBP	12,730			16,415	0	(12)
	10/2020		JPY	16,434,835			155,662	0	(170)
	10/2020	$		2,118		EUR	1,792	0	(17)
	10/2020			31,085		JPY	3,295,592	163	0
	10/2020			3,493		RUB	249,406	0	(287)
	11/2020			155,720		JPY	16,434,835	168	0
	11/2020			11,766		PLN	44,326	0	(297)
	12/2020		KRW	267,418	$		226	0	(4)
BRC	10/2020	$		879		MXN	19,149	0	(15)
	12/2020			13,289			302,476	285	0
CBK	10/2020		GBP	117,724	$		155,594	3,688	0
	10/2020		MXN	558,579			25,190	0	(17)
	10/2020		PEN	162,975			46,323	1,098	0
	10/2020	$		12,423		RUB	893,585	0	(934)
	11/2020		CAD	1,922	$		1,452	9	0
	11/2020		PEN	57,926			16,342	268	0
	12/2020			310,897			87,765	1,506	0
	12/2020	$		557		MXN	12,364	0	(3)
	01/2021		PEN	26,092	$		7,398	161	0
	02/2021			34,488			9,565	3	0
	03/2021	$		24,748		MXN	558,579	15	0
FBF	12/2020			16,354		IDR	245,228,827	6	0
GLM	10/2020			2,433		RUB	175,516	0	(176)
	11/2020			3,999			296,380	0	(199)
	02/2021		PEN	25,677	$		7,140	22	0
HUS	10/2020		EUR	5,246			6,250	100	0
	10/2020	$		1,505		AUD	2,059	0	(30)
	10/2020			166,613		GBP	129,511	502	0
	10/2020			24,230		JPY	2,575,412	190	0
	11/2020		GBP	129,511	$		166,640	0	(502)
	12/2020	$		661		CNY	4,629	19	0
JPM	10/2020		MXN	16,710	$		735	0	(19)
	10/2020	$		837		TRY	6,348	0	(20)
	12/2020			20,803		COP	76,459,434	0	(890)
MYI	10/2020			30,068		JPY	3,188,505	164	0
	11/2020			22,282		PLN	83,748	0	(614)
NGF	12/2020			138		INR	10,401	2	0
RYL	10/2020		MXN	58	$		3	0	0
SCX	10/2020	$		406		TRY	3,054	0	(11)
SOG	11/2020			3,806		RUB	283,121	0	(175)
SSB	10/2020			6,831		BRL	38,338	0	(4)
TOR	10/2020		BRL	38,338	$		6,782	0	(45)
	10/2020	$		6,797		BRL	38,338	30	0
	10/2020			27,539		JPY	2,919,390	142	0
	10/2020			25,207		MXN	556,198	0	(108)
	11/2020			6,777		BRL	38,338	44	0
UAG	10/2020			1,252		GBP	943	0	(35)
	10/2020			41,932		JPY	4,455,935	319	0
	11/2020			5,498		RUB	409,284	0	(250)

Total Forward Foreign Currency Contracts								$8,904	$(4,849)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000%	11/18/2020	19,000	$(101)	$(145)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	41,500	(37)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	127,000	(150)	(288)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	82,200	(145)	(98)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	39,000	(66)	(111)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	20,300	(14)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	81,700	(73)	(9)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	20,300	(22)	(12)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	42,300	(71)	(17)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	39,400	(58)	(9)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	19,700	(15)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	19,700	(21)	(22)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	32,900	(22)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	51,400	(41)	(20)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	32,900	(48)	(89)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	51,400	(66)	(119)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	27,500	(48)	(44)
BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	61,000	(420)	(555)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	116,300	(203)	(138)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	19,900	(15)	(34)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	37,400	(45)	(127)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	33,700	(69)	(141)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	18,800	(25)	(49)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	57,200	(160)	(340)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	19,800	(10)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	19,600	(21)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	19,200	(27)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	18,400	(22)	(16)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	19,800	(21)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	19,600	(30)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	19,200	(32)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	37,900	(31)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	37,900	(44)	(42)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	17,200	(14)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	26,200	(22)	(10)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	17,200	(24)	(47)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	26,200	(35)	(61)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	22,500	(48)	(48)
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	32,600	(41)	(136)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	38,000	(87)	(75)
CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	39,300	(33)	(2)
DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	18,000	(21)	(43)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	39,400	(63)	(164)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	19,600	(18)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	37,000	(33)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	19,600	(13)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	16,100	(25)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	37,000	(91)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	41,000	(37)	(10)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	41,000	(53)	(111)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	38,200	(78)	(70)
FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	8,000	(9)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	22,700	(37)	(98)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	8,000	(8)	(10)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	45,100	(50)	(28)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	45,100	(50)	(93)

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100%	12/16/2020	29,000	$(44)	$(40)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	19,700	(24)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	19,700	(40)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	19,800	(17)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	19,800	(23)	(22)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	34,100	(20)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	34,100	(54)	(92)
GST	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000	11/18/2020	19,000	(101)	(145)
	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	20,200	(115)	(184)
	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	12,000	(78)	(78)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	15,200	(11)	(9)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	46,700	(33)	(55)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	38,900	(31)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	16,500	(18)	(71)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	49,500	(55)	(112)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	16,500	(16)	(47)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	65,600	(129)	(274)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	41,300	(62)	(110)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	41,300	(66)	(85)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	22,800	(18)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	34,200	(26)	(9)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	19,300	(12)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	19,500	(16)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	19,300	(16)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	19,500	(33)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	36,600	(30)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	36,600	(41)	(41)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	36,500	(67)	(78)
JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	18,700	(27)	(78)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	37,200	(31)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	40,700	(53)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	40,700	(80)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	37,200	(94)	(2)
MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	16,900	(36)	(80)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	44,300	(35)	(43)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	45,500	(82)	(84)

						$(4,697)	$(5,319)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.880%	10/01/2020	28,400	$(199)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	10/01/2020	28,400	(213)	(8)
GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.874	10/08/2020	24,200	(231)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.214	10/08/2020	24,200	(231)	(94)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.910	10/13/2020	25,600	(205)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.230	10/13/2020	25,600	(205)	(109)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/16/2020	26,900	(195)	(47)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/16/2020	26,900	(195)	(105)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.930%	10/21/2020	28,200	$(215)	$(44)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.185	10/21/2020	28,200	(214)	(322)
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.860	12/30/2020	29,000	(500)	(458)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	12/30/2020	29,000	(500)	(572)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.920	10/14/2020	29,000	(255)	(16)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190	10/14/2020	29,000	(255)	(226)
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/23/2020	30,000	(184)	(76)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/23/2020	30,000	(184)	(207)

							$(3,981)	$(2,294)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	8,000	$(59)	$(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	27,000	(207)	(66)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	30,000	(197)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	16,000	(118)	(115)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	23,000	(181)	(136)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	20,100	(85)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	19,600	(64)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	15,000	(49)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	24,800	(78)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	15,900	(51)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	21,600	(87)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	21,600	(87)	(20)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	5,000	(9)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	17,800	(25)	(1)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	10,500	(44)	(13)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	20,500	(115)	(92)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	15,200	(67)	(147)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	15,000	(58)	(58)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	15,000	(37)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	9,100	(63)	(43)

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.555	10/07/2020	10,200	$(46)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	21,000	(75)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	9,400	(31)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	21,700	(71)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	18,800	(59)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	3,600	(10)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	21,000	(49)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	12,400	(37)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	11,300	(49)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	12,000	(88)	(109)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	12,000	(88)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	11,300	(32)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	12,400	(25)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	12,700	(48)	(52)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	10,000	(37)	(43)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	12,700	(26)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	10,000	(19)	(17)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	21,000	(118)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	21,000	(98)	(80)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	5,000	(9)	(1)

					$(2,696)	$(1,286)

Total Written Options					$(11,374)	$(8,899)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.766%	$10,000	$(209)	$298	$89	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892	13,300	(125)	195	70	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	10,600	(295)	168	0	(127)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Alibaba Group Holding Ltd.	1.000%	Quarterly	12/20/2024	0.488%	$8,900	$121	$73	$194	$0
	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.083	800	(24)	30	6	0
	CNOOC Finance Ltd.	1.000	Quarterly	12/20/2024	0.479	7,200	143	17	160	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	5,500	(66)	73	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	23,650	(467)	489	22	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	3,500	(57)	42	0	(15)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	1,900	(115)	(5)	0	(120)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	6,600	(379)	(322)	0	(701)
BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.488	6,700	83	63	146	0
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.040	5,000	(96)	89	0	(7)
	CNOOC Finance Ltd.	1.000	Quarterly	12/20/2024	0.479	21,600	389	91	480	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.072	8,800	(264)	240	0	(24)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.615	500	(7)	12	5	0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.766	9,800	(214)	301	87	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892	14,100	(140)	214	74	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	36,900	(896)	453	0	(443)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.019	11,600	(87)	81	0	(6)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	4,300	71	24	95	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	1,000	(38)	(37)	0	(75)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.493	3,500	52	24	76	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.826	5,800	(158)	187	29	0
	Bausch Health Companies, Inc.	5.000	Quarterly	12/20/2020	0.371	400	10	(5)	5	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	4,900	(85)	(148)	0	(233)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	1,100	(11)	7	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	3,100	12	(40)	0	(28)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	8,200	(200)	102	0	(98)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	9,500	(793)	773	0	(20)
DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.844	4,200	(4)	36	32	0
FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892	23,400	(230)	354	124	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	4,100	(100)	51	0	(49)

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GLM	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.892%	$33,500	$(375)	$552	$177	$0
GST	American Tower Corp.	1.000	Quarterly	06/20/2021	0.534	12,500	(590)	636	46	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	400	(13)	(2)	0	(15)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	4,800	(75)	(153)	0	(228)
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.153	6,000	(310)	349	39	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.615	1,200	(16)	29	13	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.260	64,200	(796)	1,160	364	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	4,200	(39)	52	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	3,600	(69)	72	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	7,000	(58)	(7)	0	(65)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	2.181	6,000	(643)	456	0	(187)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871	1,600	(41)	8	0	(33)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	3,700	(159)	6	0	(153)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	12,200	(767)	(3)	0	(770)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.844	4,200	(5)	37	32	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	5,800	99	30	129	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	9,600	(386)	(331)	0	(717)
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	2.986	1,400	(79)	33	0	(46)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.872	700	(24)	5	0	(19)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	6,500	(190)	(54)	0	(244)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.615	700	(9)	17	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	17,900	(285)	302	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	9,900	(132)	90	0	(42)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	3,700	(225)	(9)	0	(234)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	5,000	(287)	(244)	0	(531)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	45,050	(819)	862	43	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	5,750	(93)	69	0	(24)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.401	11,300	155	100	255	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.458	5,800	80	54	134	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	8,250	(711)	370	0	(341)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	10,000	(627)	(4)	0	(631)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	5.366	2,300	(141)	(152)	0	(293)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.844	5,600	(1)	43	42	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.126	13,400	166	100	266	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	Consolidated Edison Co. of New York, Inc.	1.000%	Quarterly	12/20/2024	0.422%	$11,800	$230	$61	$291	$0
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.153	24,000	(795)	950	155	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	27,000	(182)	(70)	0	(252)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	17,900	(246)	(196)	0	(442)
	ONEOK Partners LP	1.000	Quarterly	06/20/2021	0.177	10,000	(980)	1,043	63	0
	Pioneer Natural Resources Co.	1.000	Quarterly	06/20/2025	0.806	6,600	(320)	381	61	0
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	9,500	(783)	763	0	(20)
UAG	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.368	1,550	(103)	94	0	(9)

							$(14,823)	$11,429	$3,852	$(7,246)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$4,700	$42	$15	$57	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,300	1,566	(1,030)	536	0
BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	3,800	443	(194)	249	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,600	1,055	(504)	551	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	(213)	367	0
GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	8,900	752	(289)	463	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	4,000	555	(265)	290	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	(867)	1,068	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(36)	44	8	0
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	850	85	(41)	44	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	1,200	191	(104)	87	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	(1,707)	1,947	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	(266)	328	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	151	27	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	98	18	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(12)	0	(20)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	64	12	0

						$11,152	$(5,120)	$6,052	$(20)

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$(18)	$0	$(18)

Total Swap Agreements							$(3,671)	$6,291	$9,904	$(7,284)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$752	$752	$(15)	$(1,006)	$(145)	$(1,166)	$(414)	$379	$(35)
BPS	331	0	638	969	(787)	(1,649)	(836)	(3,272)	(2,303)	2,559	256
BRC	285	0	963	1,248	(15)	(211)	(555)	(781)	467	(340)	127
CBK	6,748	0	952	7,700	(954)	(2)	(383)	(1,339)	6,361	(6,356)	5
DUB	0	0	32	32	0	(422)	0	(422)	(390)	(6)	(396)
FAR	0	0	0	0	0	(464)	0	(464)	(464)	0	(464)
FBF	6	0	124	130	0	(402)	(49)	(451)	(321)	415	94
GLM	22	0	177	199	(375)	(731)	0	(1,106)	(907)	826	(81)
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GST	0	0	2,468	2,468	0	(1,331)	(2,214)	(3,545)	(1,077)	1,099	22
HUS	811	0	25	836	(532)	0	(1,070)	(1,602)	(766)	853	87
JPM	0	0	2,818	2,818	(929)	(815)	(1,289)	(3,033)	(215)	867	652
MYC	0	0	925	925	0	(1,479)	(694)	(2,173)	(1,248)	(1,282)	(2,530)
MYI	164	0	0	164	(614)	0	0	(614)	(450)	486	36
NGF	2	0	0	2	0	(283)	(20)	(303)	(301)	370	69
SAL	0	0	18	18	0	(102)	(20)	(122)	(104)	0	(104)
SCX	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SOG	0	0	0	0	(175)	0	0	(175)	(175)	0	(175)
SSB	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
TOR	216	0	0	216	(153)	0	0	(153)	63	276	339
UAG	319	0	12	331	(285)	0	(9)	(294)	37	0	37

Total Over the Counter	$8,904	$0	$9,904	$18,808	$(4,849)	$(8,899)	$(7,284)	$(21,032)

(o)

Securities with an aggregate market value of $8,977 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,186	$0	$0	$807	$3,993

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,904	$0	$8,904
Swap Agreements	0	9,904	0	0	0	9,904

	$0	$9,904	$0	$8,904	$0	$18,808

	$0	$13,090	$0	$8,904	$807	$22,801

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$218	$218
Swap Agreements	0	369	0	0	1,551	1,920

	$0	$369	$0	$0	$1,769	$2,138

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,849	$0	$4,849
Written Options	0	5,319	0	0	3,580	8,899
Swap Agreements	0	7,266	0	0	18	7,284

	$0	$12,585	$0	$4,849	$3,598	$21,032

	$0	$12,954	$0	$4,849	$5,367	$23,170

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(31)	$(31)
Futures	0	0	0	0	9,823	9,823
Swap Agreements	0	(19,702)	0	0	5,961	(13,741)

	$0	$(19,702)	$0	$0	$15,753	$(3,949)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,955)	$0	$(7,955)
Purchased Options	0	0	0	0	(31)	(31)
Written Options	0	2,085	0	0	8,434	10,519
Swap Agreements	0	8,519	0	0	53	8,572

	$0	$10,604	$0	$(7,955)	$8,456	$11,105

	$0	$(9,098)	$0	$(7,955)	$24,209	$7,156

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(108)	$(108)
Futures	0	0	0	0	24	24
Swap Agreements	0	98,157	0	0	1,642	99,799

	$0	$98,157	$0	$0	$1,558	$99,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,782	$0	$16,782
Purchased Options	0	0	0	0	40	40
Written Options	0	11,238	0	0	2,829	14,067
Swap Agreements	0	21,774	0	0	321	22,095

	$0	$33,012	$0	$16,782	$3,190	$52,984

	$0	$131,169	$0	$16,782	$4,748	$152,699

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$8,415	$375,964	$152,831	$537,210
Corporate Bonds & Notes
Banking & Finance	0	6,696,661	6,621	6,703,282
Industrials	0	6,045,301	3,404	6,048,705
Utilities	0	1,640,275	0	1,640,275
Municipal Bonds & Notes
Florida	0	37,208	0	37,208
Michigan	0	2,191	0	2,191
West Virginia	0	2,024	0	2,024
U.S. Government Agencies	0	1,715,311	2,078	1,717,389
U.S. Treasury Obligations	0	4,009,933	0	4,009,933
Non-Agency Mortgage-Backed Securities	0	277,219	0	277,219
Asset-Backed Securities	0	415,552	17,590	433,142

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Sovereign Issues	$0	$367,192	$0	$367,192
Common Stocks
Consumer Discretionary	5	0	0	5
Industrials	0	0	361	361
Warrants
Utilities	7	0	0	7
Convertible Preferred Securities
Banking & Finance	10,401	0	0	10,401
Preferred Securities
Banking & Finance	0	584,739	0	584,739
Industrials	23,799	75,873	0	99,672
Utilities	0	19,901	172,816	192,717
Real Estate Investment Trusts
Real Estate	4,099	0	0	4,099

	$46,726	$22,265,344	$355,701	$22,667,771

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,330	$0	$0	$44,330

Total Investments	$91,056	$22,265,344	$355,701	$22,712,101

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,993	0	3,993
Over the counter	0	18,808	0	18,808

	$0	$22,801	$0	$22,801

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(218)	(1,920)	0	(2,138)
Over the counter	(78)	(20,749)	(205)	(21,032)

	$(296)	$(22,669)	$(205)	$(23,170)

Total Financial Derivative Instruments	$(296)	$132	$(205)	$(369)

Totals	$90,760	$22,265,476	$355,496	$22,711,732

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$267,209	$25,092	$(53,303)	$66	$45	$1,948	$861	$(89,087)	$152,831	$1,617
Corporate Bonds & Notes
Banking & Finance	6,774	0	0	0	0	(153)	0	0	6,621	(153)
Industrials	3,664	0	(83)	0	0	(164)	0	(13)	3,404	(152)
Asset-Backed Securities	0	17,600	0	0	0	(10)	0	0	17,590	(10)
U.S. Government Agencies	2,088	0	(22)	5	8	(1)	0	0	2,078	(1)
Common Stocks
Industrials	409	0	0	0	0	(48)	0	0	361	(48)
Preferred Securities
Utilities	0	172,791	0	0	0	25	0	0	172,816	25

	$280,144	$215,483	$(53,408)	$71	$53	$1,597	$861	$(89,100)	$355,701	$1,278

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

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Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)

Financial Derivative Instruments - Assets
Over the counter	$52	$0	$(252)	$0	$0	$200	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(125)	$0	$0	$(80)	$0	$0	$(205)	$(80)

Totals	$280,196	$215,483	$(53,785)	$71	$53	$1,717	$861	$(89,100)	$355,496	$1,198

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$35,700	Market Based Approach	Recovery Value	100.000	—
	88,990	Proxy Pricing	Base Price	99.870-100.750	100.190
	28,141	Third Party Vendor	Broker Quote	78.000-100.100	89.344
Corporate Bonds & Notes
Banking & Finance	6,621	Reference Instrument	Option Adjusted Spread	666.300 bps	—
Industrials	3,404	Proxy Pricing	Base Price	109.030	—
Asset-Backed Securities	17,590	Proxy Pricing	Base Price	100.000	—
U.S. Government Agencies	2,078	Proxy Pricing	Base Price	61.060	—
Common Stocks
Industrials	361	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Utilities	172,816	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(147)	Indicative Market Quotation	Broker Quote	0.967	—
	(58)	Other Valuation Techniques(3)	—	—	—

Total	$355,496

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

74	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Notes to Financial Statements (Cont.)

value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s

76	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2020

securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Notes to Financial Statements (Cont.)

of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

78	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in

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Notes to Financial Statements (Cont.)

the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$435,809	$3,456,978	$(3,849,500)	$1,847	$(804)	$44,330	$279	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying

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Notes to Financial Statements (Cont.)

terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables,

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home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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Notes to Financial Statements (Cont.)

securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security

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warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists

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Notes to Financial Statements (Cont.)

of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to

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interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance

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Notes to Financial Statements (Cont.)

with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment

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Notes to Financial Statements (Cont.)

policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to

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the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared

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Notes to Financial Statements (Cont.)

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the

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full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain

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instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements (Cont.)

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account

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and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or

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Notes to Financial Statements (Cont.)

reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $27,122.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$162,955	$187,507

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.”

100	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2020

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$15,713,439	$14,961,826	$4,882,595	$1,546,757

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	340,471	$3,659,221	373,473	$3,959,511

I-2	217,240	2,347,608	374,783	3,983,577

I-3	3,447	37,399	7,354	77,929

Administrative Class	2,916	31,570	8,542	91,776

Class A	33,939	369,215	55,498	592,407

Class C	3,966	42,960	6,691	72,311

Issued as reinvestment of distributions

Institutional Class	13,921	152,618	24,935	268,721

I-2	5,140	56,351	9,236	99,500

I-3	158	1,735	314	3,389

Administrative Class	181	1,976	437	4,714

Class A	1,881	20,599	4,409	47,487

Class C	331	3,624	901	9,698

Cost of shares redeemed

Institutional Class	(151,959)	(1,651,518)	(264,405)	(2,801,790)

I-2	(77,057)	(836,339)	(225,440)	(2,409,510)

I-3	(4,524)	(48,963)	(3,466)	(37,111)

Administrative Class	(3,024)	(33,072)	(7,754)	(83,407)

Class A	(24,233)	(262,872)	(58,146)	(614,422)

Class C	(7,064)	(77,675)	(12,244)	(130,797)

Net increase (decrease) resulting from Fund share transactions	355,730	$3,814,437	295,118	$3,133,983

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2020

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$21,667,496	$1,351,005	$(279,312)	$1,071,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BCY	Barclays Capital, Inc.	MYC	Morgan Stanley Capital Services LLC
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	RYL	NatWest Markets Plc
CBK	Citibank N.A.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SGY	Societe Generale, NY
FBF	Credit Suisse International	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co. LLC	STR	State Street FICC Repo
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish New Lira
HKD	Hong Kong Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFRRATE	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	3 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

112	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF4021SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Low Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO LOW DURATION FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Low Duration Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The

6	PIMCO LOW DURATION FUND

minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Low Duration Fund (Cont.)

is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO LOW DURATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Low Duration Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	2.95%	3.19%	2.42%	2.11%	5.30%
PIMCO Low Duration Fund I-2	2.90%	3.09%	2.32%	2.01%	5.22%
PIMCO Low Duration Fund I-3	2.87%	3.04%	2.27%	1.96%	5.14%
PIMCO Low Duration Fund Administrative Class	2.82%	2.93%	2.17%	1.85%	5.04%
PIMCO Low Duration Fund Class A	2.80%	2.89%	2.10%	1.77%	4.86%
PIMCO Low Duration Fund Class A (adjusted)	0.49%	0.57%	1.64%	1.54%	4.77%
PIMCO Low Duration Fund Class C	2.62%	2.53%	1.77%	1.46%	4.41%
PIMCO Low Duration Fund Class C (adjusted)	1.62%	1.53%	1.77%	1.46%	4.41%
PIMCO Low Duration Fund Class R	2.65%	2.58%	1.82%	1.51%	4.60%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	3.58%	1.80%	1.28%	4.41%
Lipper Short Investment Grade Debt Funds Average	5.19%	3.03%	2.28%	1.84%	4.41%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.12% for Administrative Class shares, 1.16% for Class A shares, 1.51% for Class C shares and 1.46% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	31.2%
Corporate Bonds & Notes	27.1%
Short-Term Instruments‡	26.1%
Non-Agency Mortgage-Backed Securities	6.0%
Asset-Backed Securities	5.7%
Sovereign Issues	3.0%
Other	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of non-Agency securities contributed to relative performance due to security selection.
»	Holdings of Agency mortgage-backed securities contributed to relative performance, as total returns for these securities were positive.

»	Long exposure to duration in Italy, particularly in Q2, detracted from performance, as rates increased in April.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,029.50	$2.34	$1,000.00	$1,022.76	$2.33	0.46%
I-2	1,000.00	1,029.00	2.85	1,000.00	1,022.26	2.84	0.56
I-3	1,000.00	1,028.70	3.10	1,000.00	1,022.01	3.09	0.61
Administrative Class	1,000.00	1,028.20	3.61	1,000.00	1,021.51	3.60	0.71
Class A	1,000.00	1,028.00	3.81	1,000.00	1,021.31	3.80	0.75
Class C	1,000.00	1,026.20	5.59	1,000.00	1,019.55	5.57	1.10
Class R	1,000.00	1,026.50	5.33	1,000.00	1,019.80	5.32	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$9.73	$0.06	$0.23	$0.29	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)

03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)

I-2

04/01/2020 - 09/30/2020+	9.73	0.06	0.22	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)

03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)

I-3

04/01/2020 - 09/30/2020+	9.73	0.06	0.22	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

04/01/2020 - 09/30/2020+	9.73	0.05	0.22	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)

03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)

Class A

04/01/2020 - 09/30/2020+	9.73	0.05	0.22	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)

03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.93	2.95%	$4,756,727	0.46	%*	0.46	%*	0.46	%*	0.46	%*	1.23	%*	242%

9.73	2.86	4,727,361	0.87		0.87		0.46		0.46		3.04		269

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.85	1.93	6,206,986	0.53		0.53		0.46		0.46		2.14		415

9.87	0.31	6,579,406	0.51		0.51		0.46		0.46		2.03		186

9.93	2.90	2,035,480	0.56	*	0.56	*	0.56	*	0.56	*	1.13	*	242

9.73	2.77	1,994,991	0.97		0.97		0.56		0.56		2.76		269

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.85	1.83	690,627	0.63		0.63		0.56		0.56		2.05		415

9.87	0.21	848,525	0.61		0.61		0.56		0.56		1.95		186

9.93	2.87	24,612	0.61	*	0.66	*	0.61	*	0.66	*	1.12	*	242

9.73	2.72	26,189	1.02		1.07		0.61		0.66		2.84		269

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.93	2.82	44,417	0.71	*	0.71	*	0.71	*	0.71	*	0.98	*	242

9.73	2.61	47,007	1.12		1.12		0.71		0.71		2.83		269

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.85	1.67	122,997	0.78		0.78		0.71		0.71		1.90		415

9.87	0.06	179,319	0.76		0.76		0.71		0.71		1.81		186

9.93	2.80	1,020,683	0.75	*	0.75	*	0.75	*	0.75	*	0.94	*	242

9.73	2.58	923,295	1.16		1.16		0.75		0.75		2.74		269

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(d)	0.80	(d)	0.80	(d)	0.80	(d)	1.37		558

9.85	1.58	846,122	0.87		0.87		0.80		0.80		1.81		415

9.87	(0.03)	1,087,057	0.85		0.85		0.80		0.80		1.71		186

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$9.73	$0.03	$0.22	$0.25	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

Class R

04/01/2020 - 09/30/2020+	9.73	0.03	0.23	0.26	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.93	2.62%	$109,107	1.10	%*	1.10	%*	1.10	%*	1.10	%*	0.59	%*	242%

9.73	2.21	142,962	1.51		1.51		1.10		1.10		2.47		269

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.85	1.28	454,562	1.17		1.17		1.10		1.10		1.50		415

9.87	(0.33)	575,727	1.15		1.15		1.10		1.10		1.39		186

9.93	2.65	103,297	1.05	*	1.05	*	1.05	*	1.05	*	0.64	*	242

9.73	2.26	108,983	1.46		1.46		1.05		1.05		2.40		269

9.76	1.64	81,776	1.30		1.30		1.05		1.05		2.19		573

9.80	0.52	69,236	1.05		1.05		1.05		1.05		1.11		558

9.85	1.33	80,013	1.12		1.12		1.05		1.05		1.55		415

9.87	(0.28)	91,703	1.10		1.10		1.05		1.05		1.43		186

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,777,022
Investments in Affiliates	1,506,558
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,760
Over the counter	22,149
Deposits with counterparty	26,935
Foreign currency, at value	4,192
Receivable for investments sold	325
Receivable for TBA investments sold	2,641,305
Receivable for Fund shares sold	9,110
Interest and/or dividends receivable	22,083
Dividends receivable from Affiliates	1,374
Reimbursement receivable from PIMCO	1

Total Assets	12,012,814

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$715,782
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,614
Over the counter	940
Payable for investments purchased	59,795
Payable for investments in Affiliates purchased	1,374
Payable for TBA investments purchased	3,095,987
Deposits from counterparty	27,693
Payable for Fund shares redeemed	10,952
Distributions payable	768
Accrued investment advisory fees	1,663
Accrued supervisory and administrative fees	1,614
Accrued distribution fees	57
Accrued servicing fees	252

Total Liabilities	3,918,491

Net Assets	$8,094,323

Net Assets Consist of:

Paid in capital	$8,375,127
Distributable earnings (accumulated loss)	(280,804)

Net Assets	$8,094,323

Cost of investments in securities	$7,693,250
Cost of investments in Affiliates	$1,494,337
Cost of foreign currency held	$4,352
Proceeds received on short sales	$715,801
Cost or premiums of financial derivative instruments, net	$(35)

* Includes repurchase agreements of:	$305,819

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$4,756,727
I-2	2,035,480
I-3	24,612
Administrative Class	44,417
Class A	1,020,683
Class C	109,107
Class R	103,297

Shares Issued and Outstanding:

Institutional Class	478,984
I-2	204,966
I-3	2,479
Administrative Class	4,473
Class A	102,779
Class C	10,987
Class R	10,402

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.93
I-2	9.93
I-3	9.93
Administrative Class	9.93
Class A	9.93
Class C	9.93
Class R	9.93

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Operations PIMCO Low Duration Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$57,608
Dividends from Investments in Affiliates	9,156
Total Income	66,764

Expenses:

Investment advisory fees	9,881
Supervisory and administrative fees	9,610
Distribution and/or servicing fees - Administrative Class	57
Distribution fees - Class C	194
Distribution fees - Class R	131
Servicing fees - Class A	1,218
Servicing fees - Class C	161
Servicing fees - Class R	131
Trustee fees	17
Interest expense	56
Miscellaneous expense	4
Total Expenses	21,460
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	21,455

Net Investment Income (Loss)	45,309

Net Realized Gain (Loss):

Investments in securities	75,502
Investments in Affiliates	2,297
Exchange-traded or centrally cleared financial derivative instruments	35,386
Over the counter financial derivative instruments	55,384
Foreign currency	(6,970)

Net Realized Gain (Loss)	161,599

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	66,028
Investments in Affiliates	30,282
Exchange-traded or centrally cleared financial derivative instruments	(41,849)
Over the counter financial derivative instruments	(44,740)
Foreign currency assets and liabilities	4,796

Net Change in Unrealized Appreciation (Depreciation)	14,517

Net Increase (Decrease) in Net Assets Resulting from Operations	$221,425

* Foreign tax withholdings	$50

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$45,309	$232,598
Net realized gain (loss)	161,599	(77,602)
Net change in unrealized appreciation (depreciation)	14,517	61,130

Net Increase (Decrease) in Net Assets Resulting from Operations	221,425	216,126

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(40,471)	(148,276)
I-2	(16,346)	(36,184)
I-3	(144)	(198)
Administrative Class	(342)	(1,834)
Class A	(7,060)	(25,105)
Class C	(729)	(3,875)
Class R	(607)	(2,228)

Tax basis return of capital
Institutional Class	0	(16,303)
I-2	0	(4,311)
I-3	0	(23)
Administrative Class	0	(220)
Class A	0	(3,088)
Class C	0	(537)
Class R	0	(315)

Total Distributions(a)	(65,699)	(242,497)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(32,191)	251,421

Total Increase (Decrease) in Net Assets	123,535	225,050

Net Assets:

Beginning of period	7,970,788	7,745,738
End of period	$8,094,323	$7,970,788

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO Low Duration Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~	$30,100	$30,130
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~	27,000	27,027

Toyota Motor Credit Corp.
1.063% (LIBOR03M + 0.830%) due 03/29/2021 «~	7,800	7,789

Total Loan Participations and Assignments (Cost $64,838)		64,946

CORPORATE BONDS & NOTES 31.1%

BANKING & FINANCE 17.0%

AerCap Ireland Capital DAC
4.450% due 12/16/2021	2,600	2,657

Aircastle Ltd.
5.125% due 03/15/2021	600	609

Ally Financial, Inc.
4.250% due 04/15/2021	100	102

Ambac LSNI LLC
6.000% due 02/12/2023 •	918	919

American Express Co.
0.849% (US0003M + 0.600%) due 11/05/2021 ~	21,600	21,694
3.400% due 02/27/2023	4,800	5,112

American Honda Finance Corp.
0.730% (US0003M + 0.450%) due 02/15/2022 ~	7,000	7,019

Aviation Capital Group LLC
0.938% (US0003M + 0.670%) due 07/30/2021 ~	500	487
1.196% (US0003M + 0.950%) due 06/01/2021 ~	21,400	20,940

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023	20,600	20,591

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~	11,600	11,653
1.486% due 05/19/2024 •	25,300	25,750
2.881% due 04/24/2023 •	18,400	19,031
3.550% due 03/05/2024 •	5,100	5,435
4.100% due 07/24/2023	3,500	3,842

Barclays Bank PLC
10.179% due 06/12/2021	1,900	1,999

Barclays PLC
1.710% (US0003M + 1.430%) due 02/15/2023 ~	28,700	28,849
2.353% (US0003M + 2.110%) due 08/10/2021 ~	53,700	54,609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 01/12/2021		$800	$806
3.684% due 01/10/2023		3,500	3,610

BBVA USA
0.980% (US0003M + 0.730%) due 06/11/2021 ~		21,250	21,317

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		21,300	21,038

Canadian Imperial Bank of Commerce
0.950% due 06/23/2023		6,100	6,158

Capital One Financial Corp.
0.718% (US0003M + 0.450%) due 10/30/2020 ~		5,600	5,600

CC Holdings GS LLC
3.849% due 04/15/2023		18,710	20,156

Charles Schwab Corp.
2.650% due 01/25/2023		2,100	2,203

CIT Group, Inc.
4.125% due 03/09/2021		500	501

Citibank N.A.
2.844% due 05/20/2022 •		4,600	4,671

Citigroup, Inc.
0.935% (US0003M + 0.690%) due 10/27/2022 ~		25,000	25,133
1.205% (US0003M + 0.960%) due 04/25/2022 ~		900	909
2.700% due 10/27/2022		16,600	17,315

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		24,300	24,169

Credit Agricole S.A.
1.907% due 06/16/2026 •		17,200	17,614

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~		15,600	15,782
3.450% due 04/16/2021		1,700	1,729
3.800% due 09/15/2022		700	740

Danske Bank A/S
5.000% due 01/12/2022		20,700	21,753

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	13,500	15,830
1.539% (US0003M + 1.290%) due 02/04/2021 ~		$21,600	21,625
3.150% due 01/22/2021		300	302
3.300% due 11/16/2022		5,300	5,485
3.950% due 02/27/2023		600	631
4.250% due 10/14/2021		12,400	12,753
5.000% due 02/14/2022		20,100	21,034

Deutsche Pfandbriefbank AG
3.375% due 11/22/2021		1,200	1,238

Discover Bank
2.450% due 09/12/2024		1,600	1,689

22	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equinix, Inc.
2.625% due 11/18/2024		$7,800	$8,300

Equitable Holdings, Inc.
3.900% due 04/20/2023		7,985	8,583

FCE Bank PLC
1.875% due 06/24/2021	EUR	1,300	1,514

Federal Realty Investment Trust
3.950% due 01/15/2024		$19,100	20,707

Ford Motor Credit Co. LLC
2.826% (US0003M + 2.550%) due 01/07/2021 ~		24,500	24,413
3.087% due 01/09/2023		4,000	3,928
3.200% due 01/15/2021		1,700	1,701
3.336% due 03/18/2021		5,500	5,510
3.350% due 11/01/2022		1,700	1,677
3.470% due 04/05/2021		800	800
3.813% due 10/12/2021		5,820	5,845
4.250% due 09/20/2022		1,882	1,901
5.085% due 01/07/2021		7,700	7,729
5.596% due 01/07/2022		8,500	8,712
5.750% due 02/01/2021		8,000	8,083

General Motors Financial Co., Inc.
0.789% (US0003M + 0.540%) due 11/06/2020 ~		21,600	21,597
1.118% (US0003M + 0.850%) due 04/09/2021 ~		1,200	1,199
1.349% (US0003M + 1.100%) due 11/06/2021 ~		500	500
1.818% (US0003M + 1.550%) due 01/14/2022 ~		2,100	2,111
2.450% due 11/06/2020		1,400	1,402
3.700% due 11/24/2020		3,349	3,354
5.200% due 03/20/2023		7,300	7,925

Goldman Sachs Group, Inc.
1.006% (US0003M + 0.750%) due 02/23/2023 ~		7,000	7,027
1.041% (US0003M + 0.780%) due 10/31/2022 ~		3,100	3,114
1.450% (US0003M + 1.170%) due 05/15/2026 ~		200	202
1.856% (US0003M + 1.600%) due 11/29/2023 ~		18,500	19,052
2.876% due 10/31/2022 •		8,800	9,013

HAT Holdings LLC
5.250% due 07/15/2024		700	731
6.000% due 04/15/2025		4,000	4,266

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~		23,700	24,014

Intercontinental Exchange, Inc.
0.700% due 06/15/2023		4,000	4,012
2.350% due 09/15/2022		1,500	1,553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		$21,900	$21,916
1.146% (US0003M + 0.890%) due 07/23/2024 ~		13,000	13,114

Kilroy Realty LP
3.800% due 01/15/2023		200	208

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		2,100	2,109
2.858% due 03/17/2023 •		1,900	1,954

Logicor Financing SARL
1.500% due 11/14/2022	EUR	21,800	26,132

Metropolitan Life Global Funding
0.950% due 07/02/2025		$23,500	23,736

Mitsubishi UFJ Financial Group, Inc.
0.981% (US0003M + 0.740%) due 03/02/2023 ~		43,400	43,636
2.623% due 07/18/2022		11,700	12,135

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •		5,700	5,685
1.038% (US0003M + 0.790%) due 03/05/2023 ~		21,300	21,458
1.505% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	20,690

Morgan Stanley
1.463% (US0003M + 1.220%) due 05/08/2024 ~		$5,800	5,868
1.664% (US0003M + 1.400%) due 10/24/2023 ~		2,000	2,033

Natwest Group PLC
2.359% due 05/22/2024 •		10,800	11,091
2.500% due 03/22/2023	EUR	1,300	1,602

New York Life Global Funding
2.900% due 01/17/2024		$7,400	7,940

Nissan Motor Acceptance Corp.
0.857% (US0003M + 0.630%) due 09/21/2021 ~		12,973	12,853
0.916% (US0003M + 0.650%) due 07/13/2022 ~		5,950	5,815
0.923% due 09/28/2022 •		1,900	1,848
1.900% due 09/14/2021		1,100	1,105
2.650% due 07/13/2022		800	809

OneMain Finance Corp.
6.125% due 05/15/2022		12,075	12,558
7.750% due 10/01/2021		200	210

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		15,000	15,017

PNC Bank N.A.
0.708% (US0003M + 0.450%) due 07/22/2022 ~		10,000	10,029

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Storage
2.370% due 09/15/2022	$1,600	$1,657

Santander Holdings USA, Inc.
3.244% due 10/05/2026	3,100	3,321

Santander UK Group Holdings PLC
2.875% due 08/05/2021	800	817

Santander UK PLC
0.866% (US0003M + 0.620%) due 06/01/2021 ~	14,550	14,598
0.940% (US0003M + 0.660%) due 11/15/2021 ~	31,300	31,491

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~	7,600	7,547

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	2,200	2,219

Standard Chartered PLC
1.422% (US0003M + 1.150%) due 01/20/2023 ~	20,200	20,279
2.744% due 09/10/2022 •	3,000	3,048

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	23,100	23,558

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	13,100	13,134

Synchrony Bank
3.650% due 05/24/2021	21,800	22,131

Temasek Financial Ltd.
2.375% due 01/23/2023	4,500	4,697

Toronto-Dominion Bank
0.530% (SOFRRATE + 0.450%) due 09/28/2023 ~	32,300	32,324

U.S. Bancorp
1.450% due 05/12/2025	3,300	3,409

UBS AG
7.625% due 08/17/2022 (g)	2,800	3,119

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~	20,100	20,240
2.859% due 08/15/2023 •	19,500	20,259
3.491% due 05/23/2023	19,300	20,137

UniCredit SpA
4.168% (US0003M + 3.900%) due 01/14/2022 ~	21,250	21,814
7.830% due 12/04/2023	45,200	52,995

Wells Fargo & Co.
1.183% (US0003M + 0.930%) due 02/11/2022 ~	2,300	2,306
1.654% due 06/02/2024 •	23,400	23,846
2.625% due 07/22/2022	4,400	4,567

		1,378,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 10.6%

AbbVie, Inc.
0.728% (US0003M + 0.460%) due 11/19/2021 ~	$4,600	$4,611
2.150% due 11/19/2021	29,100	29,651
2.300% due 11/21/2022	21,100	21,843
2.900% due 11/06/2022	6,400	6,715
3.200% due 11/06/2022	3,200	3,372
3.375% due 11/14/2021	16,262	16,797

Anthem, Inc.
2.375% due 01/15/2025	3,450	3,669

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~	21,900	21,945
1.260% (US0003M + 1.010%) due 12/15/2023 ~	2,300	2,322
3.500% due 06/25/2021	2,600	2,653

BMW Finance NV
2.250% due 08/12/2022	28,900	29,854

BMW U.S. Capital LLC
3.450% due 04/12/2023	1,000	1,068

Boston Scientific Corp.
3.375% due 05/15/2022	4,100	4,288

BP Capital Markets America, Inc.
2.520% due 09/19/2022	1,600	1,656

Broadcom Corp.
2.650% due 01/15/2023	3,283	3,412

Broadcom, Inc.
2.250% due 11/15/2023	23,400	24,344
4.250% due 04/15/2026	5,400	6,089

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~	15,200	15,229

Charter Communications Operating LLC
4.464% due 07/23/2022	25,500	27,009

Chevron Corp.
1.141% due 05/11/2023	47,700	48,651
1.554% due 05/11/2025	22,400	23,232

Cigna Corp.
1.165% (US0003M + 0.890%) due 07/15/2023 ~	2,100	2,123
3.400% due 09/17/2021	500	515

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~	10,900	10,901
3.800% due 10/22/2021	6,597	6,824

Constellation Brands, Inc.
0.980% (US0003M + 0.700%) due 11/15/2021 ~	17,800	17,801

CVS Health Corp.
3.700% due 03/09/2023	7,459	7,992

24	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

D.R. Horton, Inc.
2.550% due 12/01/2020	$1,600	$1,605

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	6,000	6,001
0.799% (US0003M + 0.550%) due 05/04/2021 ~	21,300	21,311
1.136% (US0003M + 0.880%) due 02/22/2022 ~	13,000	13,041
2.550% due 08/15/2022	21,500	22,225
3.875% due 09/15/2021	4,800	4,945

Danone S.A.
2.077% due 11/02/2021	7,200	7,313
2.947% due 11/02/2026	6,251	6,940

Dell International LLC
4.420% due 06/15/2021	1,443	1,477

eBay, Inc.
2.600% due 07/15/2022	3,000	3,100

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	4,500	4,499

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	400	402

Expedia Group, Inc.
3.600% due 12/15/2023	11,050	11,297

FedEx Corp.
3.400% due 01/14/2022	4,500	4,666

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	20,600	20,577

General Mills, Inc.
6.610% due 10/15/2022	15,000	15,035

General Motors Co.
5.400% due 10/02/2023 (h)	15,600	17,213

Hasbro, Inc.
2.600% due 11/19/2022	2,200	2,284

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,405	2,465

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	1,900	1,900

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~	4,800	4,807

IHS Markit Ltd.
5.000% due 11/01/2022	900	967

Imperial Brands Finance PLC
3.500% due 02/11/2023	500	523
3.750% due 07/21/2022	2,000	2,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Keurig Dr Pepper, Inc.
2.530% due 11/15/2021	$2,600	$2,655

Leidos, Inc.
2.950% due 05/15/2023	8,200	8,646

Marathon Oil Corp.
2.800% due 11/01/2022	2,400	2,459

Marriott International, Inc.
0.846% (US0003M + 0.600%) due 12/01/2020 ~	21,500	21,462

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	11,300	11,334

Microchip Technology, Inc.
3.922% due 06/01/2021	400	409

Molson Coors Brewing Co.
2.100% due 07/15/2021	1,200	1,215

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,000	1,016

Mylan NV
3.150% due 06/15/2021	2,300	2,337
Nissan Motor Co. Ltd.
3.043% due 09/15/2023	24,300	24,649

Nutrition & Biosciences, Inc.
0.697% due 09/15/2022	6,900	6,913

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~	7,200	6,412
2.700% due 08/15/2022	1,000	936

Origin Energy Finance Ltd.
5.450% due 10/14/2021	9,721	10,150

PayPal Holdings, Inc.
2.200% due 09/26/2022	7,200	7,446

Penske Truck Leasing Co. LP
3.650% due 07/29/2021	1,800	1,843

Pernod Ricard S.A.
5.750% due 04/07/2021	3,852	3,957

Phillips 66
0.834% (US0003M + 0.600%) due 02/26/2021 ~	300	300

Reynolds American, Inc.
4.000% due 06/12/2022	900	949

Royalty Pharma PLC
0.750% due 09/02/2023	8,000	7,984

Saudi Arabian Oil Co.
2.750% due 04/16/2022	3,600	3,690

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021	7,900	8,096

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~	1,400	1,324

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$200	$203

Stryker Corp.
1.150% due 06/15/2025		9,000	9,121

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		1,100	1,116

Sysco Corp.
5.650% due 04/01/2025		2,000	2,367

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		13,600	14,105

Thomson Reuters Corp.
4.300% due 11/23/2023		13,800	15,117

Time Warner Cable LLC
4.000% due 09/01/2021		1,100	1,124
4.125% due 02/15/2021		600	602

VMware, Inc.
2.950% due 08/21/2022		23,300	24,270

Volkswagen Group of America Finance LLC
1.083% (US0003M + 0.860%) due 09/24/2021 ~		300	301
1.197% (US0003M + 0.940%) due 11/12/2021 ~		25,800	25,931
2.900% due 05/13/2022		11,700	12,101
3.125% due 05/12/2023		19,600	20,702
3.875% due 11/13/2020		25,800	25,900
4.000% due 11/12/2021		27,000	28,016

Volkswagen International Finance NV
1.069% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	3,000	3,575

Woodside Finance Ltd.
4.600% due 05/10/2021		$7,700	7,794

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~		4,900	4,901
3.150% due 04/01/2022		711	736

			855,414

SPECIALTY FINANCE 0.7%

CIMIC Group Ltd.
0.000% due 01/11/2021 (e)(h)		20,000	19,763
0.000% due 01/21/2021 (e)(h)		18,053	17,818
0.000% due 03/16/2021 «(e)(h)		19,000	18,646

			56,227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.8%

Ameren Corp.
2.700% due 11/15/2020		$2,600	$2,602

American Electric Power Co., Inc.
3.650% due 12/01/2021		8,000	8,288

BG Energy Capital PLC
4.000% due 10/15/2021		2,692	2,787

British Transco International Finance BV
0.000% due 11/04/2021 (e)		3,100	3,080

Duke Energy Florida LLC
0.484% (US0003M + 0.250%) due 11/26/2021 ~		6,300	6,311

Enel Finance International NV
2.650% due 09/10/2024		18,600	19,740
2.875% due 05/25/2022		6,164	6,363

Entergy Arkansas LLC
3.750% due 02/15/2021		1,800	1,807

Eversource Energy
0.800% due 08/15/2025		2,300	2,292

Exelon Generation Co. LLC
3.250% due 06/01/2025		15,200	16,639

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		8,100	8,163

National Rural Utilities Cooperative Finance Corp.
0.595% (US0003M + 0.375%) due 06/30/2021 ~		400	401

NextEra Energy Capital Holdings, Inc.
0.970% (US0003M + 0.720%) due 02/25/2022 ~		20,400	20,558
1.950% due 09/01/2022		15,200	15,671
2.800% due 01/15/2023		800	841

Pacific Gas & Electric Co.
1.717% (US0003M + 1.480%) due 06/16/2022 ~		16,500	16,540
3.250% due 06/15/2023		5,600	5,803
3.400% due 08/15/2024		4,100	4,288
3.750% due 02/15/2024		2,900	3,039
3.850% due 11/15/2023		7,600	8,024
4.250% due 08/01/2023		5,400	5,755

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		21,100	21,130
0.775% (US0003M + 0.500%) due 01/15/2021 ~		9,600	9,601

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~		14,500	14,502

SSE PLC
1.250% due 04/16/2025	EUR	2,600	3,182

26	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telstra Corp. Ltd.
3.125% due 04/07/2025	$1,000	$1,096

Verizon Communications, Inc.
1.237% (US0003M + 1.000%) due 03/16/2022 ~	13,200	13,353
3.376% due 02/15/2025	200	223

		222,079

Total Corporate Bonds & Notes (Cost $2,475,484)		2,512,348

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	1,500	1,500

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	4,700	4,775

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.229% due 11/01/2024	1,100	1,108

Total Municipal Bonds & Notes (Cost $7,300)		7,383

U.S. GOVERNMENT AGENCIES 35.8%

Fannie Mae
0.235% due 12/25/2036 •	399	397
0.268% due 06/25/2034 •	108	107
0.398% due 01/25/2037 •	5	5
0.448% due 03/25/2037 •	632	633
0.498% due 03/25/2037 - 03/25/2044 •	519	520
0.508% due 03/25/2037 •	37	37
0.528% due 07/25/2037 •	813	818
0.548% due 06/25/2032 - 10/25/2040 •	1,741	1,751
0.598% due 12/25/2040 •	17	18
0.618% due 07/25/2037 •	10	10
0.648% due 08/25/2037 - 06/25/2039 •	3,608	3,617
0.798% due 12/25/2037 •	1,121	1,138
0.818% due 03/25/2038 •	37	38
0.898% due 03/25/2038 - 01/25/2040 •	619	633
0.998% due 02/25/2040 •	627	642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 01/25/2043	$1,003	$982
1.548% due 03/01/2035 •	76	77
2.280% due 03/01/2035 •	1,072	1,108
2.323% due 09/01/2035 •	407	408
2.371% due 07/01/2042 - 07/01/2044 •	336	338
2.384% due 08/01/2035 •	675	700
2.385% due 07/01/2035 •	699	712
2.421% due 09/01/2041 •	30	30
2.470% due 11/01/2027 •	5	5
2.476% due 08/01/2029 •	161	163
2.500% due 05/25/2028 (a)	8,119	449
2.571% due 10/01/2030 - 11/01/2039 •	366	365
2.633% due 06/01/2035 •	180	181
2.682% due 11/01/2034 •	96	97
2.690% due 08/01/2035 •	221	233
2.765% due 05/01/2035 •	139	141
2.905% due 05/01/2035 •	469	477
2.910% due 10/01/2034 •	270	274
3.423% due 01/01/2035 •	733	762
3.488% due 10/01/2035 •	825	837
3.574% due 07/01/2035 •	162	162
3.575% due 04/01/2034 •	161	162
3.675% due 03/01/2035 •	57	57
3.703% due 03/01/2024 •	13	13
3.714% due 10/01/2024 •	40	41
3.780% due 06/01/2035 •	48	48
3.810% due 09/01/2032 •	181	182
3.819% due 12/01/2033 •	70	70
3.875% due 04/01/2024 •	10	10
3.955% due 09/01/2035 •	7	7
4.037% due 11/01/2035 •	8	8
4.073% due 02/01/2028 •	25	26
4.085% due 01/01/2024 •	14	14
4.105% due 12/01/2036 •	14	14
4.250% due 05/25/2033	311	333
4.495% due 01/01/2028 •	3	3
4.518% due 02/01/2028 •	1	1
5.000% due 04/25/2033	2,677	3,057
5.021% due 09/01/2034 •	7	8
5.214% due 12/25/2042 -	932	1,033
5.500% due 08/25/2034	784	896
5.902% due 10/25/2042 •(a)	23,067	4,153
6.002% due 11/25/2042 •(a)	31,177	4,279
6.500% due 07/25/2023 - 09/01/2033	1,389	1,649
6.502% due 01/25/2042 •(a)	2,266	406
7.000% due 04/01/2034	14	16
7.616% due 01/25/2043 •	5,019	5,990
8.000% due 11/25/2023	1	1

Federal Housing Administration
7.430% due 09/01/2023 - 10/01/2023	2	2

Freddie Mac
0.278% due 08/25/2031 •	771	733
0.288% due 09/25/2031 •	1,299	1,288

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.482% due 02/15/2037 •	$34	$34
0.492% due 02/15/2037 •	46	46
0.552% due 05/15/2037 •	11	11
0.602% due 11/15/2030 - 12/15/2031 •	34	34
0.672% due 05/15/2036 •	16	16
0.680% due 08/06/2025	32,300	32,355
0.690% due 08/05/2025	127,300	127,430
0.700% due 08/12/2025 - 08/19/2025	239,100	239,240
0.702% due 01/15/2042 •	28	28
1.002% due 12/15/2039 •	1	1
1.007% due 01/15/2038 •	3,110	3,176
2.000% due 11/15/2026	26,058	26,716
2.419% due 07/25/2044 •	1,964	2,022
2.696% due 08/01/2035 •	797	838
2.771% due 07/01/2027 •	6	6
2.829% due 05/01/2037 •	13	13
2.921% due 07/01/2035 •	6	6
2.950% due 10/01/2027 •	7	7
3.000% due 03/15/2027 - 05/15/2027 (a)	13,486	807
3.000% due 03/15/2041	1,551	1,576
3.092% due 05/15/2040 (a)	6,589	7,084
3.379% due 10/01/2035 •	621	651
3.465% due 06/01/2024 •	2	2
3.475% due 04/01/2035 •	173	174
3.481% due 12/01/2022 •	5	5
3.500% due 02/01/2047 - 06/01/2047	17,476	19,029
3.625% due 03/01/2035 - 04/01/2035 •	417	421
3.725% due 03/01/2035 •	155	157
3.738% due 03/01/2035 •	95	96
3.985% due 08/15/2032 ~	9	9
3.990% due 11/01/2023 •	3	3
3.997% due 01/01/2024 •	2	2
4.000% due 01/15/2024 (a)	86	4
4.116% due 10/01/2023 •	10	10
4.166% due 04/01/2035 •	328	329
4.191% due 02/01/2037 •	9	9
4.233% due 09/01/2023 •	1	1
5.500% due 07/15/2034	507	580
5.798% due 08/15/2043 •(a)	41,903	8,588
6.000% due 12/15/2028 - 07/15/2029	28	31
6.318% due 07/15/2036 •(a)	1,452	299
6.500% due 03/15/2029 - 07/25/2043	10,094	12,511
6.998% due 08/15/2036 •(a)	4,165	900
7.000% due 01/01/2030 - 04/01/2032	9	10
7.500% due 07/15/2030	50	61
8.000% due 04/15/2021 - 12/01/2024	10	9
8.500% due 07/01/2024 - 11/01/2025	49	52

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 12/15/2020 - 08/01/2022	$1	$1
9.436% due 08/15/2044 •	12,786	16,523

Ginnie Mae
0.755% due 03/20/2065 •	9,498	9,559
0.955% due 05/20/2066 •	3,568	3,617
1.055% due 04/20/2066 •	4,883	4,969
1.406% due 08/20/2070 •	24,665	26,130
2.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~•	125	127
2.875% due 04/20/2027 - 05/20/2030 •	88	91
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~•	162	166
3.000% due 01/20/2027 - 02/20/2032 •	1,109	1,151
3.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~•	262	268
3.125% due 11/20/2026 - 12/20/2027 •	63	64
3.250% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~•	269	275
3.250% due 07/20/2027 - 07/20/2034 •	159	165
4.500% due 06/20/2048 - 02/20/2049	80,098	86,371
5.000% due 02/20/2041 (a)	43	1
5.000% due 01/20/2049 - 10/20/2049	222,953	242,482

Ginnie Mae, TBA
4.500% due 10/01/2050 - 11/01/2050	102,600	110,058
5.000% due 10/01/2050	600	653

Uniform Mortgage-Backed Security
3.500% due 04/01/2045 - 12/01/2047	310,556	339,856
4.000% due 10/01/2047 - 02/01/2049	403,939	431,360
4.500% due 05/01/2023 - 09/01/2049	15,096	16,445
5.000% due 08/01/2025 - 08/01/2040	848	935
5.500% due 06/01/2021 - 01/01/2030	4,327	4,800
6.000% due 01/01/2021 - 01/01/2039	5,158	5,829
6.500% due 02/01/2022 - 03/01/2038	550	638
8.000% due 04/01/2030 - 11/01/2031	320	388
8.500% due 04/01/2025	19	21

28	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.500% due 07/01/2025 - 11/01/2025	$25	$28

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050 - 12/01/2050	962,900	1,007,744
4.500% due 10/01/2035 - 10/01/2050	40,850	44,194
5.500% due 11/01/2050	8,000	8,887

Vendee Mortgage Trust
6.500% due 05/15/2029	6,065	7,004

Total U.S. Government Agencies (Cost $2,837,653)		2,899,554

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Inflation Protected Securities (f)
0.500% due 04/15/2024 (k)	9,399	9,980

Total U.S. Treasury Obligations (Cost $9,515)		9,980

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	18,500	18,527

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	72	75

American Home Mortgage Assets Trust
0.688% due 11/25/2035 •	688	662

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •	7,127	7,149

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	4,479	4,511

Banc of America Funding Trust
0.396% due 05/20/2035 •	926	925
3.676% due 05/25/2035 ~	125	127
3.895% due 02/20/2036 ~	584	566
5.500% due 09/25/2035	665	705

Banc of America Mortgage Trust
2.987% due 09/25/2035 ^~	2,241	2,109
3.690% due 02/25/2035 ~	124	124
4.297% due 05/25/2033 ~	14	14
6.500% due 10/25/2031	323	340

BCAP LLC Trust
0.675% due 05/26/2035 •	316	311
2.011% due 11/26/2046 •	1,267	1,277

Bear Stearns Adjustable Rate Mortgage Trust
2.766% due 08/25/2033 ~	311	308
2.781% due 11/25/2030 ~	11	10
3.149% due 08/25/2035 ^~	1,265	1,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.196% due 08/25/2033 ~		$97	$98
3.259% due 08/25/2035 ^~		8,437	8,180
3.373% due 10/25/2036 ^~		395	388
3.682% due 02/25/2033 ~		43	43
3.696% due 01/25/2035 ~		433	428
3.751% due 02/25/2033 ~		98	89
4.016% due 04/25/2033 ~		363	376
4.051% due 01/25/2034 ~		9	10
4.315% due 03/25/2035 ~		1	1
4.379% due 01/25/2035 ~		3	3

Bear Stearns ALT-A Trust
3.005% due 04/25/2035 ~		2,756	2,717
3.251% due 09/25/2035 ^~		1,429	1,129
3.496% due 09/25/2034 ~		249	264
3.502% due 05/25/2035 ~		469	465

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~		3,027	2,514

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •		300	298

Citigroup Mortgage Loan Trust
3.879% due 03/25/2036 ^~		2,637	2,506
4.023% due 03/25/2034 ~		381	385

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		18	19

Countrywide Alternative Loan Trust
0.548% due 06/25/2036 ^•		458	197

Countrywide Home Loan Mortgage Pass-Through Trust
3.793% due 02/20/2036 ^•		6,824	6,618

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		403	373
4.996% due 06/25/2032 ~		41	41

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.319% due 10/25/2033 ~		45	47

Credit Suisse Mortgage Capital Trust
3.594% due 07/25/2050		44,573	45,384

EMF-NL Prime BV
0.407% due 04/17/2041 •	EUR	3,000	2,556

Eurosail PLC
0.220% due 12/10/2044 •	GBP	227	291
0.220% due 03/13/2045 •		717	914
1.010% (BP0003M + 0.950%) due 06/13/2045 ~		5,710	7,348

First Horizon Alternative Mortgage Securities Trust
2.474% due 09/25/2034 ~		$77	75
2.547% due 09/25/2035 ^~		278	265

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	659	765
0.363% due 06/18/2039 •		$7,192	6,988

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		$26,000	$25,989

GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)		10,267	324

GSR Mortgage Loan Trust
2.962% due 09/25/2035 ~		37	37
3.674% due 07/25/2035 ~		627	480
3.681% due 09/25/2035 ~		334	340
3.877% due 09/25/2035 ~		2,891	2,924
6.000% due 03/25/2032		36	39

HarborView Mortgage Loan Trust
3.572% due 07/19/2035 ^~		2,158	1,826

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	83,041	107,192

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$14,086	14,224

IndyMac Mortgage Loan Trust
0.358% due 05/25/2046 •		1,588	1,492

JPMorgan Chase Commercial Mortgage Securities Trust
1.727% due 05/15/2045 ~(a)		25,148	459

JPMorgan Mortgage Trust
2.962% due 07/25/2035 ~		96	95
3.090% due 08/25/2035 ^~		2,025	1,849
3.355% due 04/25/2037 ^~		307	259

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~		89	90

Morgan Stanley Mortgage Loan Trust
0.408% due 04/25/2035 •		2,457	2,407
0.468% due 01/25/2035 •		394	382
2.827% due 08/25/2034 ~		265	267
5.500% due 11/25/2035		1,732	1,719

MortgageIT Trust
0.788% due 02/25/2035 •		367	368

Newgate Funding PLC
0.116% due 12/15/2050 •	EUR	1,404	1,597

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.428% due 12/25/2035 •		$3,407	3,204

Pepper Residential Securities Trust
1.140% due 08/13/2057 •	AUD	1,947	1,395

Prime Mortgage Trust
0.548% due 02/25/2034 •		$343	327

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	23,600	30,638

Ripon Mortgages PLC
0.868% due 08/20/2056 •		22,851	29,454

RMAC PLC
0.760% due 06/12/2046 •		5,790	7,392

Structured Adjustable Rate Mortgage Loan Trust
3.170% due 02/25/2034 ~		$31	31

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.408% due 03/25/2037 •		$59	$29
0.428% due 02/25/2036 ^•		1,874	1,747
0.816% due 09/19/2032 •		588	574
6.377% due 06/25/2029 ~		53	50

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.234% due 06/25/2033 ~		31	30

SunTrust Adjustable Rate Mortgage Loan Trust
3.569% due 01/25/2037 ^~		1,141	1,028

Thornburg Mortgage Securities Trust
2.618% due 10/25/2045 •		7,739	7,323
3.176% due 12/25/2045 ^•		3,074	3,006

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	48,822	62,803

Towd Point Mortgage Funding PLC
0.963% due 05/20/2045 •		45,400	58,420
1.101% due 10/20/2051 •		36,059	46,652

Trinity Square PLC
1.232% due 07/15/2051 •		2,242	2,898

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •		$54	53
0.888% due 11/25/2034 •		2,490	2,451
2.019% due 08/25/2046 •		47	46
2.419% due 06/25/2042 •		434	415
3.675% due 01/25/2036 ~		144	142
6.000% due 06/25/2034		821	912

Washington Mutual Mortgage Pass-Through Certificates Trust
2.975% due 02/25/2033 ~		19	18

Wells Fargo Commercial Mortgage Trust
1.903% due 10/15/2045 ~(a)		75,532	2,121

Wells Fargo-RBS Commercial Mortgage Trust
1.478% due 03/15/2044 ~(a)		90,443	359

Total Non-Agency Mortgage-Backed Securities (Cost $563,462)			558,523

ASSET-BACKED SECURITIES 6.6%

Adams Mill CLO Ltd.
1.375% due 07/15/2026 •		592	589

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.823% due 10/25/2035 •		3,432	3,418

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.648% due 09/25/2035 •		4,312	4,311

Asset-Backed Securities Corp. Home Equity Loan Trust
0.672% due 06/15/2031 •		4	4

30	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
1.148% due 10/25/2037 •	$4,148	$4,143
1.148% due 11/25/2042 •	322	313
1.948% due 03/25/2043 •	1,287	1,296

Benefit Street Partners CLO Ltd.
1.052% due 07/18/2027 •	761	758

Carrington Mortgage Loan Trust
1.513% due 10/17/2029 •	18,200	18,172

Cent CLO Ltd.
1.345% due 10/15/2026 •	20,887	20,815

Centex Home Equity Loan Trust
0.768% due 09/25/2034 •	1,549	1,521

Chesapeake Funding LLC
0.522% due 08/15/2030 •	8,503	8,423
3.230% due 08/15/2030	7,267	7,375

Countrywide Asset-Backed Certificates
0.568% due 01/25/2045 •	6,331	6,291

Countrywide Asset-Backed Certificates Trust, Inc.
0.868% due 07/25/2034 •	1,863	1,837

Countrywide Asset-Backed Certificates, Inc.
0.898% due 03/25/2034 •	954	951

Crown Point CLO Ltd.
1.213% due 07/17/2028 •	12,832	12,702

Dryden Senior Loan Fund
1.175% due 10/15/2027 •	20,935	20,778

Edsouth Indenture LLC
1.298% due 09/25/2040 •	5,191	5,190

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	10,746	10,932

EquiFirst Mortgage Loan Trust
0.628% due 01/25/2034 •	258	246

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •	20,760	20,617

Evergreen Credit Card Trust
1.900% due 09/16/2024	23,600	24,263

Figueroa CLO Ltd.
1.175% due 01/15/2027 •	4,665	4,666

First Franklin Mortgage Loan Asset-Backed Certificates
0.973% due 05/25/2034 •	1,705	1,678

First Franklin Mortgage Loan Trust
0.823% due 06/25/2036 •	607	606

First NLC Trust
0.853% due 12/25/2035 •	1,687	1,681

Fremont Home Loan Trust
0.208% due 01/25/2037 •	210	116

Gallatin CLO Ltd.
1.321% due 01/21/2028 •	21,281	21,136

GMF Floorplan Owner Revolving Trust
3.130% due 03/15/2023	22,300	22,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
0.218% due 12/25/2036 •		$1,678	$1,009
1.018% due 11/25/2034 •		2,218	2,190

Hertz Fleet Lease Funding LP
0.656% due 05/10/2032 •		8,370	8,343

Home Equity Asset Trust
0.428% due 08/25/2036 •		13,369	13,201

HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •		36	19

M360 Advisors LLC
4.395% due 07/24/2028		5,184	5,184

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •		2,163	2,161

Mid-State Trust
4.864% due 07/15/2038		180	194

MidOcean Credit CLO
1.522% due 01/20/2029 •		13,300	13,252

Morgan Stanley ABS Capital, Inc. Trust
0.853% due 12/25/2034 •		527	480

Morgan Stanley IXIS Real Estate Capital Trust
0.198% due 11/25/2036 •		16	8

Mountain View CLO Ltd.
1.086% due 10/13/2027 •		1,769	1,751

New Century Home Equity Loan Trust
0.478% due 02/25/2036 •		5,073	5,038
0.868% due 03/25/2035 •		2,002	1,919

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.638% due 05/25/2035 •		1,608	1,602

NovaStar Mortgage Funding Trust
0.468% due 05/25/2036 •		3,859	3,796

Option One Mortgage Loan Trust
0.883% due 08/25/2035 •		1,794	1,779

Palmer Square CLO Ltd.
1.130% due 08/15/2026 •		10,011	9,992

Palmer Square European Loan Funding DAC
0.000% due 01/15/2030 •(b)	EUR	19,400	22,859

Palmer Square Loan Funding Ltd.
1.180% due 11/15/2026 •		$13,426	13,396
1.242% due 04/20/2027 •		956	954

RAAC Trust
0.628% due 03/25/2037 •		677	678
0.848% due 03/25/2034 •		145	144

Renaissance Home Equity Loan Trust
0.848% due 08/25/2032 •		40	38

Residential Asset Securities Corp. Trust
0.823% due 09/25/2035 •		96	96
0.943% due 01/25/2035 •		343	342
0.973% due 07/25/2034 •		1,236	1,209

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
0.502% due 05/15/2023 •		$15,500	$15,511

Saxon Asset Securities Trust
0.468% due 09/25/2047 •		1,568	1,564
0.943% due 03/25/2035 ^•		1,057	1,036

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•		3,177	1,044
0.278% due 05/25/2037 ^•		576	475

SLC Student Loan Trust
0.350% due 09/15/2026 •		3,226	3,225
0.360% due 03/15/2027 •		7,039	6,995

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	71	83
0.066% due 12/15/2033 •		929	1,030
0.335% due 01/26/2026 •		$3,588	3,581
0.365% due 01/25/2027 •		3,314	3,285
0.395% due 10/25/2029 •		17,032	16,756

Sound Point CLO Ltd.
1.162% due 01/20/2028 •		8,811	8,759

Soundview Home Loan Trust
0.208% due 11/25/2036 •		1,301	548

South Carolina Student Loan Corp.
1.246% due 09/03/2024 •		1,240	1,242

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		12,700	12,693

Structured Asset Investment Loan Trust
0.853% due 03/25/2034 •		3,778	3,669
0.868% due 02/25/2035 •		1,601	1,609
1.048% due 09/25/2034 •		129	126
1.123% due 10/25/2033 •		1,544	1,543

Structured Asset Securities Corp.
0.808% due 02/25/2035 •		696	692

Structured Asset Securities Corp. Mortgage Loan Trust
0.823% due 11/25/2035 •		365	366

Telos CLO Ltd.
1.223% due 04/17/2028 •		1,690	1,679

TICP CLO Ltd.
1.112% due 04/20/2028 •		24,812	24,431

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		11,930	11,951
2.900% due 10/25/2059 ~		5,154	5,467

TPG Real Estate Finance
1.301% due 10/15/2034 •		15,200	14,953

Tralee CLO Ltd.
1.382% due 10/20/2028 •		1,500	1,487

Trestles CLO Ltd.
1.535% due 07/25/2029 •		8,800	8,794

Upstart Securitization Trust
2.684% due 01/21/2030		13,522	13,639

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.155% due 04/15/2027 •	$1,439	$1,426

WhiteHorse Ltd.
1.203% due 04/17/2027 •	4,739	4,727

Zais CLO Ltd.
1.425% due 04/15/2028 •	19,414	19,412

Total Asset-Backed Securities (Cost $529,176)		532,831

SOVEREIGN ISSUES 3.4%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (e)	BRL	1,126,700	198,433

Peru Government International Bond
8.200% due 08/12/2026	PEN	163,500	60,266

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	28,931	171

Qatar Government International Bond
2.375% due 06/02/2021		$6,500	6,576
3.875% due 04/23/2023		9,100	9,786

Total Sovereign Issues (Cost $289,843)			275,232

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		572	0

Total Common Stocks (Cost $607)			0

CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(c)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

SHORT-TERM INSTRUMENTS 11.3%

REPURCHASE AGREEMENTS (i) 3.8%			305,819

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 4.9%
(0.081)% due 11/02/2020 (d)(e)	JPY	41,850,000	396,856

32	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. TREASURY BILLS 2.6%
0.106% due 10/01/2020 -11/24/2020 (d)(e)(k)(m)	$213,558	$213,550

Total Short-Term Instruments (Cost $915,372)		916,225

Total Investments in Securities (Cost $7,693,250)		7,777,022

	SHARES
INVESTMENTS IN AFFILIATES 18.6%

SHORT-TERM INSTRUMENTS 18.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.6%

PIMCO Short Asset Portfolio	144,589,997	1,447,780

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	5,960,709	$58,778

Total Short-Term Instruments (Cost $1,494,337)		1,506,558

Total Investments in Affiliates (Cost $1,494,337)		1,506,558

Total Investments 114.7% (Cost $9,187,587)		$9,283,580

Financial Derivative Instruments (j)(l) 0.3%
(Cost or Premiums, net $(35))		21,355

Other Assets and Liabilities, net (15.0)%		(1,210,612)

Net Assets 100.0%		$8,094,323

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	01/11/2021	07/29/2020	$19,795	$19,763	0.24%
CIMIC Group Ltd.	0.000	01/21/2021	08/06/2020	17,843	17,818	0.22
CIMIC Group Ltd.	0.000	03/16/2021	09/28/2020	18,647	18,646	0.23
General Motors Co.	5.400	10/02/2023	05/07/2020	15,586	17,213	0.21

				$71,871	$73,440	0.91%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$5,819	U.S. Treasury Notes 2.125% due 08/15/2021	$(5,935)	$5,819	$5,819
JPS	0.110	09/29/2020	10/01/2020	300,000	U.S. Treasury Notes 2.125% due 05/31/2026	(305,716)	300,000	300,002

Total Repurchase Agreements						$(311,651)	$305,819	$305,821

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.8)%
Uniform Mortgage-Backed Security, TBA	3.500%	10/01/2050	$21,655	$(22,851)	$(22,832)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2050	50,045	(52,787)	(52,830)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	599,600	(640,163)	(640,120)

Total Short Sales (8.8)%				$(715,801)	$(715,782)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,819	$0	$0	$5,819	$(5,935)	$(116)
JPS	300,002	0	0	300,002	(305,716)	(5,714)

Total Borrowings and Other Financing Transactions	$305,821	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(42,821) at a weighted average interest rate of (0.330%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

34	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	240	$49,108	$288	$70	$(98)
U.S. Treasury 2-Year Note December Futures	12/2020	12,755	2,818,357	1,225	0	(100)
U.S. Treasury 5-Year Note December Futures	12/2020	9,171	1,155,833	1,215	0	(931)

				$2,728	$70	$(1,129)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	3,960	$(552,544)	$(974)	$990	$0
United Kingdom Long Gilt December Futures	12/2020	595	(104,500)	103	346	(177)

				$(871)	$1,336	$(177)

Total Futures Contracts				$1,857	$1,406	$(1,306)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.570%	$16,400	$(426)	$446	$20	$0	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	30,500	$378	$(1,799)	$(1,421)	$82	$0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	52,710,000	1,840	1,090	2,930	202	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		18,040,000	(1,124)	(2,221)	(3,345)	0	(79)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		4,840,000	(68)	(1,421)	(1,489)	0	(19)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		1,755,000	0	(426)	(426)	18	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		1,755,000	0	(414)	(414)	18	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		15,070,000	(809)	(13,320)	(14,129)	0	(149)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,480,000	(46)	(2,552)	(2,598)	0	(29)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	3,510,700	(45)	1,070	1,025	17	0
Pay	28-Day MXN-TIIE	8.750	Lunar	11/06/2020		3,309,900	0	969	969	17	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		2,383,300	271	(965)	(694)	0	(12)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		3,371,000	35	(1,496)	(1,461)	0	(16)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		789,100	0	(357)	(357)	0	(3)

							$432	$(21,842)	$(21,410)	$354	$(307)

Total Swap Agreements							$6	$(21,396)	$(21,390)	$354	$(308)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$1,406	$354	$1,760	$0	$(1,306)	$(308)	$(1,614)

(k)

Securities with an aggregate market value of $13,179 and cash of $26,935 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2020		EUR	27,588	$		32,635	$259	$0
	11/2020		JPY	114,547			1,074	0	(13)
BPS	12/2020		KRW	292,561			247	0	(4)
	04/2021		BRL	121,400			22,043	551	0
BRC	11/2020			$1,336		GBP	1,018	0	(23)
BSH	04/2021		BRL	1,005,300	$		189,990	12,016	(3)
CBK	10/2020		DKK	1,472			231	0	(1)
	10/2020	$		100		RUB	7,209	0	(8)
	11/2020		EUR	24,405	$		28,924	283	0
	11/2020		GBP	47,087			61,864	1,092	0
	11/2020		NOK	1,400			157	7	0
	11/2020		PEN	155,176			43,749	691	0
	11/2020		SEK	3,235			372	10	0
	12/2020	$		232		DKK	1,472	1	0

36	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	11/2020		JPY	41,850,000	$		398,442	1,579	(85)
	12/2020	$		784		DKK	4,983	1	0
HUS	10/2020		AUD	1,611	$		1,177	24	0
	11/2020		EUR	2,732			3,246	40	0
	11/2020		GBP	130,395			170,527	2,234	0
	11/2020		PEN	67,570			19,227	477	0
JPM	10/2020		MXN	3,525			155	0	(4)
	11/2020		EUR	26,301			31,133	267	0
MYI	10/2020		AUD	6,389			4,597	21	0
	10/2020	$		4,028		AUD	5,700	55	0
	11/2020		AUD	5,700	$		4,028	0	(55)
SCX	10/2020	$		5,069		AUD	7,149	52	0
	11/2020		AUD	7,149	$		5,069	0	(52)
	11/2020	$		4,237		GBP	3,215	0	(87)
	12/2020		INR	15,057	$		198	0	(5)
SSB	10/2020			$89		BRL	502	0	0
	10/2020			1,006		DKK	6,455	10	0
	11/2020		GBP	104,629	$		137,142	2,104	0
TOR	10/2020		AUD	739			536	6	0
	10/2020	$		1,313		CAD	1,718	0	(23)
UAG	10/2020		AUD	23,422	$		16,917	141	0
	10/2020	$		13,604		AUD	19,311	228	0
	11/2020		AUD	19,311	$		13,605	0	(228)
	11/2020	$		35,178		EUR	29,689	0	(336)

Total Forward Foreign Currency Contracts								$22,149	$(927)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Seurity, TBA 2.500% due 11/01/2050	$103.969	11/05/2020	12,100	$(41)	$(13)

Total Written Options					$(41)	$(13)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$259	$0	$0	$259	$(13)	$0	$0	$(13)	$246	$(280)	$(34)
BPS	551	0	0	551	(4)	0	0	(4)	547	(640)	(93)
BRC	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
BSH	12,016	0	0	12,016	(3)	0	0	(3)	12,013	(12,990)	(977)
CBK	2,084	0	0	2,084	(9)	0	0	(9)	2,075	(2,420)	(345)
GLM	1,580	0	0	1,580	(85)	0	0	(85)	1,495	(2,290)	(795)
HUS	2,775	0	0	2,775	0	0	0	0	2,775	(3,290)	(515)
JPM	267	0	0	267	(4)	0	0	(4)	263	(310)	(47)
MYI	76	0	0	76	(55)	0	0	(55)	21	11	32
SAL	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
SCX	52	0	0	52	(144)	0	0	(144)	(92)	0	(92)
SSB	2,114	0	0	2,114	0	0	0	0	2,114	0	2,114
TOR	6	0	0	6	(23)	0	0	(23)	(17)	(2,600)	(2,617)
UAG	369	0	0	369	(564)	0	0	(564)	(195)	262	67

Total Over the Counter	$22,149	$0	$0	$22,149	$(927)	$(13)	$0	$(940)

(m)

Securities with an aggregate market value of $273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,406	$1,406
Swap Agreements	0	0	0	0	354	354

	$0	$0	$0	$0	$1,760	$1,760

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,149	$0	$22,149

	$0	$0	$0	$22,149	$1,760	$23,909

38	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,306	$1,306
Swap Agreements	0	1	0	0	307	308

	$0	$1	$0	$0	$1,613	$1,614

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$927	$0	$927
Written Options	0	0	0	0	13	13

	$0	$0	$0	$927	$13	$940

	$0	$1	$0	$927	$1,626	$2,554

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,605)	$(1,605)
Futures	0	0	0	0	39,434	39,434
Swap Agreements	0	84	0	0	(2,527)	(2,443)

	$0	$84	$0	$0	$35,302	$35,386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55,057	$0	$55,057
Written Options	0	0	0	0	327	327

	$0	$0	$0	$55,057	$327	$55,384

	$0	$84	$0	$55,057	$35,629	$90,770

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,574	$1,574
Futures	0	0	0	0	(44,951)	(44,951)
Swap Agreements	0	58	0	0	1,470	1,528

	$0	$58	$0	$0	$(41,907)	$(41,849)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47,993)	$0	$(47,993)
Written Options	0	0	0	3,225	28	3,253

	$0	$0	$0	$(44,768)	$28	$(44,740)

	$0	$58	$0	$(44,768)	$(41,879)	$(86,589)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$64,946	$64,946
Corporate Bonds & Notes
Banking & Finance	0	1,378,628	0	1,378,628
Industrials	0	855,414	0	855,414
Specialty Finance	0	37,581	18,646	56,227
Utilities	0	222,079	0	222,079
Municipal Bonds & Notes
California	0	1,500	0	1,500
Florida	0	4,775	0	4,775
Texas	0	1,108	0	1,108
U.S. Government Agencies	0	2,899,554	0	2,899,554
U.S. Treasury Obligations	0	9,980	0	9,980
Non-Agency Mortgage-Backed Securities	0	558,523	0	558,523
Asset-Backed Securities	0	532,831	0	532,831
Sovereign Issues	0	275,232	0	275,232
Short-Term Instruments
Repurchase Agreements	0	305,819	0	305,819
Japan Treasury Bills	0	396,856	0	396,856
U.S. Treasury Bills	0	213,550	0	213,550

	$0	$7,693,430	$83,592	$7,777,022

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,506,558	$0	$0	$1,506,558

Total Investments	$1,506,558	$7,693,430	$83,592	$9,283,580

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(715,782)	$0	$(715,782)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,406	354	0	1,760
Over the counter	0	22,149	0	22,149

	$1,406	$22,503	$0	$23,909

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,306)	(308)	0	(1,614)
Over the counter	0	(940)	0	(940)

	$(1,306)	$(1,248)	$0	$(2,554)

Total Financial Derivative Instruments	$100	$21,255	$0	$21,355

Totals	$1,506,658	$6,998,903	$83,592	$8,589,153

40	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$64,640	$0	$0	$139	$0	$167	$0	$0	$64,946	$167
Corporate Bonds & Notes
Specialty Finance	0	18,647	0	0	0	(1)	0	0	18,646	(1)

Totals	$64,640	$18,647	$0	$139	$0	$166	$0	$0	$83,592	$166

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,789	Proxy Pricing	Base Price	99.890	—
	57,157	Third Party Vendor	Broker Quote	100.100	—
Corporate Bonds & Notes
Specialty Finance	18,646	Proxy Pricing	Base Price	98.144	—

Total	$83,592

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

42	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value

44	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements (Cont.)

or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

46	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

48	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$608,646	$808,432	$0	$0	$30,702	$1,447,780	$8,431	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$979,277	$706,925	$(1,629,301)	$2,297	$(420)	$58,778	$725	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

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Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the

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Notes to Financial Statements (Cont.)

characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

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Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

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Notes to Financial Statements (Cont.)

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts   are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not

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considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter

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Notes to Financial Statements (Cont.)

market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the

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September 30, 2020

meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

60	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management

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Notes to Financial Statements (Cont.)

risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

62	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Notes to Financial Statements (Cont.)

unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to

64	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale -buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Notes to Financial Statements (Cont.)

In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

66	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Notes to Financial Statements (Cont.)

Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

68	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $4,732.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$759,092	$644,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$13,536,496	$14,799,109	$1,687,846	$1,330,020

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	144,486	$1,428,326	252,612	$2,476,061

I-2	48,962	483,967	142,870	1,401,092

I-3	4,211	41,611	2,735	26,539

Administrative Class	1,096	10,833	3,192	31,320

Class A	22,003	217,624	29,870	293,004

Class C	1,468	14,515	2,598	25,445

Class R	2,021	19,958	7,537	73,914

Issued as reinvestment of distributions

Institutional Class	3,729	36,896	15,506	152,118

I-2	1,549	15,323	3,762	36,910

I-3	15	144	23	221

Administrative Class	35	342	209	2,052

Class A	652	6,452	2,670	26,196

Class C	62	611	346	3,397

Class R	61	606	259	2,537

Cost of shares redeemed

Institutional Class	(154,907)	(1,526,558)	(339,769)	(3,328,049)

I-2	(50,505)	(498,716)	(37,200)	(364,214)

I-3	(4,437)	(43,642)	(791)	(7,724)

Administrative Class	(1,487)	(14,689)	(6,220)	(60,998)

Class A	(14,733)	(145,685)	(40,279)	(393,955)

Class C	(5,231)	(51,737)	(9,754)	(95,660)

Class R	(2,876)	(28,372)	(4,980)	(48,785)

Net increase (decrease) resulting from Fund share transactions	(3,826)	$(32,191)	25,196	$251,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

70	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2020

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$192,538	$184,259

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)

$8,473,261	$173,277	$(77,064)	$96,213

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

72	PIMCO LOW DURATION FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

74	PIMCO LOW DURATION FUND

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

76	PIMCO LOW DURATION FUND

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

78	PIMCO LOW DURATION FUND

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

80	PIMCO LOW DURATION FUND

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

82	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4014SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Private Account Portfolio Series

PIMCO All Asset: Multi-Short PLUS Fund

PIMCO All Asset: Multi-Real Fund

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO All Asset: Multi-Short PLUS Fund and PIMCO All Asset: Multi-Real Fund Semiannual Report, which covers the period from the Fund’s inception on September 15, 2020 and September 22, 2020 respectively, to September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the six-month reporting period ended September 30, 2020.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong

2	PRIVATE ACCOUNT PORTFOLIO SERIES

results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

Shares of the Funds may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust. The PIMCO All Asset: Multi-Real Fund may invest directly or indirectly (through investment in a wholly-owed subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility that investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well diversified investment fund. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an

4	PRIVATE ACCOUNT PORTFOLIO SERIES

average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO All Asset: Multi-Short PLUS Fund	09/15/20	Non-diversified
PIMCO All Asset: Multi-Real Fund	09/22/20	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

Daily updates on the net asset value of a Fund may be obtained by calling (888) 87-PIMCO.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-Short PLUS Fund

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	27.1%

U.S. Treasury Obligations	19.2%

Short-Term Instruments‡	17.2%

Asset-Backed Securities	14.8%

Corporate Bonds & Notes	9.4%

Non-Agency Mortgage-Backed Securities	6.1%

Sovereign Issues	5.4%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2020

Fund Inception (09/15/20)
PIMCO All Asset: Multi-Short PLUS Fund	1.00%
MSCI All Country World Index	(1.73)%
Inverse of MSCI All Country World Index	1.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Short PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining short exposures to equity markets and complementing these equity exposures with an absolute return bond alpha strategy, such that the Fund’s net asset value may vary inversely with the value of the equity markets on a daily basis, such to certain limitations. The Fund will not normally seek to obtain a net positive equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives (such as, but not limited to, futures contracts, swap agreements or options) to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

For the period of since inception of the Fund (9/15/2020) to 9/30/2020

»	Inverse exposure to U. S. equities contributed to absolute performance, as U.S. equities fell.

»	The fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns, as inflation expectations increased.

»	Long exposure to corporate investment grade securities detracted from returns, as spreads widened.

»	Long exposure to intermediate U.S. interest rates detracted from returns where yields rose.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO All Asset: Multi-Real Fund

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	60.3%

U.S. Government Agencies	11.6%

Real Estate Investment Trusts	11.3%

Short-Term Instruments‡	5.3%

Sovereign Issues	3.9%

Corporate Bonds & Notes	3.5%

Asset-Backed Securities	2.9%

Non-Agency Mortgage-Backed Securities	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2020

Fund Inception (09/22/20)
PIMCO All Asset: Multi-Real Fund	1.00%
Bloomberg Barclays U.S. TIPS Index	0.27%
50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	0.33%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Real Fund seeks real return, consistent with prudent investment management, by investing under normal circumstances in derivatives linked to real assets, such as real estate-linked derivative instruments, commodity-linked derivative instruments and master limited partnership- (“MLP”) linked derivative instruments. Real Assets are defined as investments that are expected to preserve their value in periods of high or rising inflation, such as real estate, commodities and companies involved with natural resources such as MLPs. In managing the Fund’s exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to various Real Asset exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of Real Assets for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

For the period of since inception of the Fund (9/22/2020) to 9/30/2020

»

Exposure to real estate investment trusts (“REIT”s) detracted from absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted negative returns over the reporting period.

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted losses.

»	The fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»

The structural allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity and REITs exposures contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, outperformed 1 Month USD LIBOR.

»	Holdings of Agency mortgage-backed securities (“MBS”) contributed to returns, as Agency MBS spreads narrowed and the values of these securities increased.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from September 15, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Fund, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset: Multi-Short PLUS Fund(a)	$1,000.00	$1,010.00	$0.31	$1,000.00	$1,001.75	$0.30	0.74%
PIMCO All Asset: Multi-Real Fund (Consolidated)(b)	1,000.00	1,010.00	0.19	1,000.00	1,000.91	0.18	0.84

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 09/15/20 for Actual expense. Expense paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 15/365 (to reflect the period since inception date of 09/15/20). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

(b) The Beginning Account Value is reflective as of 09/22/20 for Actual expense. Expense paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 8/365 (to reflect the period since inception date of 09/22/20). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

Benchmark Descriptions

Index*	Benchmark Description

50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	The benchmark is a blend of 50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Inverse of MSCI All Country World Index	Inverse of MSCI All Country World Index is the negative equivalent of the return of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

* It is not possible to invest directly in an unmanaged index.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO All Asset: Multi-Short PLUS Fund

09/15/2020 - 09/30/2020+	$10.00	$0.01	$0.09	$0.10	$0.00	$0.00	$0.00

PIMCO All Asset: Multi-Real Fund (Consolidated)

09/22/2020 - 09/30/2020+	$10.00	$0.01	$0.09	$0.10	$0.00	$0.00	$0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Period(a)	Total Return(a)	Net Assets End of Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.10	1.00%	$116,101	0.74	%*	0.74	%*	0.74	%*	0.74	%*	1.58	%*	5%

$10.10	1.00%	$662,271	0.84	%*	0.90	%*	0.74	%*	0.80	%*	6.21	%*	3%

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Statement of Assets and Liabilities PIMCO All Asset: Multi-Short PLUS Fund

September 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$107,533
Investments in Affiliates	22,303
Financial Derivative Instruments
Exchange-traded or centrally cleared	169
Over the counter	715
Cash	923
Deposits with counterparty	5,182
Foreign currency, at value	199
Receivable for investments sold	1
Receivable for TBA investments sold	4,215
Interest and/or dividends receivable	294
Dividends receivable from Affiliates	3
Total Assets	141,537

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$386
Over the counter	46
Payable for investments in Affiliates purchased	3
Payable for TBA investments purchased	23,985
Deposits from counterparty	980
Accrued investment advisory fees	24
Accrued supervisory and administrative fees	12
Total Liabilities	25,436

Net Assets	$116,101

Net Assets Consist of:

Paid in capital	$115,000
Distributable earnings (accumulated loss)	1,101

Net Assets	$116,101

Shares Issued and Outstanding	11,500

Net Asset Value Per Share Outstanding(a):	$10.10

Cost of investments in securities	$107,631
Cost of investments in Affiliates	$22,303
Cost of foreign currency held	$200
Cost or premiums of financial derivative instruments, net	$527

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

14	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO All Asset: Multi-Real Fund

September 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,197,819
Investments in Affiliates	5,600
Financial Derivative Instruments
Exchange-traded or centrally cleared	364
Over the counter	4,477
Cash	4,465
Deposits with counterparty	472
Foreign currency, at value	11,965
Receivable for investments sold	170,269
Receivable for TBA investments sold	17,957
Interest and/or dividends receivable	1,673
Reimbursement receivable from PIMCO	9
Total Assets	1,415,070

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$406,209
Payable for sale-buyback transactions	177,750
Financial Derivative Instruments
Exchange-traded or centrally cleared	239
Over the counter	473
Payable for investments purchased	14,666
Payable for TBA investments purchased	151,337
Deposits from counterparty	2,010
Accrued investment advisory fees	77
Accrued supervisory and administrative fees	38
Total Liabilities	752,799

Net Assets	$662,271

Net Assets Consist of:

Paid in capital	$655,700
Distributable earnings (accumulated loss)	6,571

Net Assets	$662,271

Shares Issued and Outstanding	65,570

Net Asset Value Per Share Outstanding(a):	$10.10

Cost of investments in securities	$1,195,904
Cost of investments in Affiliates	$5,600
Cost of foreign currency held	$11,874
Cost or premiums of financial derivative instruments, net	$963

* Includes repurchase agreements of:	$57,100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Statement of Operations PIMCO All Asset: Multi-Short PLUS Fund

(Amounts in thousands†)	Period from September 15, 2020 to September 30, 2020 (Unaudited)

Investment Income:

Interest	$109
Dividends from Investments in Affiliates	3
Total Income	112

Expenses:

Investment advisory fees	24
Supervisory and administrative fees	12
Total Expenses	36

Net Investment Income (Loss)	76

Net Realized Gain (Loss):

Investments in securities	2
Exchange-traded or centrally cleared financial derivative instruments	280
Over the counter financial derivative instruments	4
Foreign currency	(31)

Net Realized Gain (Loss)	255

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(98)
Exchange-traded or centrally cleared financial derivative instruments	194
Over the counter financial derivative instruments	673
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	770

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Operations PIMCO All Asset: Multi-Real Fund

(Amounts in thousands†)	Period from September 22, 2020 to September 30, 2020 (Unaudited)

Investment Income:

Interest	$566
Dividends	447
Total Income	1,013

Expenses:

Investment advisory fees	77
Supervisory and administrative fees	38
Interest expense	15
Total Expenses	130
Waiver and/or Reimbursement by PIMCO	(9)
Net Expenses	121

Net Investment Income (Loss)	892

Net Realized Gain (Loss):

Investments in securities	90
Exchange-traded or centrally cleared financial derivative instruments	(68)
Over the counter financial derivative instruments	38
Foreign currency	36

Net Realized Gain (Loss)	96

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,914
Exchange-traded or centrally cleared financial derivative instruments	151
Over the counter financial derivative instruments	3,470
Foreign currency assets and liabilities	48

Net Change in Unrealized Appreciation (Depreciation)	5,583

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,571

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Changes in Net Assets PIMCO All Asset: Multi-Short PLUS Fund

(Amounts in thousands†)	Inception date through September 30, 2020 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$76
Net realized gain (loss)	255
Net change in unrealized appreciation (depreciation)	770

Net Increase (Decrease) in Net Assets Resulting from Operations	1,101

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	115,000

Total Increase (Decrease) in Net Assets	116,101

Net Assets:

Beginning of period	0
End of period	$116,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

18	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Changes in Net Assets PIMCO All Asset: Multi-Real Fund

(Amounts in thousands†)	Inception date through September 30, 2020 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$892
Net realized gain (loss)	96
Net change in unrealized appreciation (depreciation)	5,583

Net Increase (Decrease) in Net Assets Resulting from Operations	6,571

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	655,700

Total Increase (Decrease) in Net Assets	662,271

Net Assets:

Beginning of period	0
End of period	$662,271

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Consolidated Statement of Cash Flows PIMCO All Asset: Multi-Real Fund

Period from September 22, 2020 to September 30, 2020 (Unaudited)
(Amounts in thousands†)
Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,571

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(779,761)
Proceeds from sales of long-term securities	28,525
(Purchases) Proceeds from sales of short-term portfolio investments, net	(62,700)
(Increase) decrease in deposits with counterparty	(472)
(Increase) decrease in receivable for investments sold	(188,226)
(Increase) decrease in interest and/or dividends receivable	(1,673)
(Increase) decrease in reimbursement receivable from PIMCO	(9)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(42)
Proceeds from (Payments on) over the counter financial derivative instruments	(496)
Increase (decrease) in payable for investments purchased	166,003
Increase (decrease) in deposits from counterparty	2,010
Increase (decrease) in accrued investment advisory fees	77
Increase (decrease) in accrued supervisory and administrative fees	38
Proceeds from (Payments on) foreign currency transactions	84
Net Realized (Gain) Loss
Investments in securities	(90)
Exchange-traded or centrally cleared financial derivative instruments	68
Over the counter financial derivative instruments	(38)
Foreign currency	(36)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,914)
Exchange-traded or centrally cleared financial derivative instruments	(151)
Over the counter financial derivative instruments	(3,470)
Foreign currency assets and liabilities	(48)
Net amortization (accretion) on investments	235

Net Cash Provided by (Used for) Operating Activities	(835,515)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	267,986
Proceeds from reverse repurchase agreements	406,209
Proceeds from sale-buyback transactions	396,754
Payments on sale-buyback transactions	(219,004)

Net Cash Received from (Used for) Financing Activities	851,945

Net Increase (Decrease) in Cash and Foreign Currency	16,430

Cash and Foreign Currency:

Beginning of period	0
End of period	$16,430

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO All Asset: Multi-Short PLUS Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.6%

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 9.0%

Banco del Estado de Chile
4.125% due 10/07/2020		$1,310	$1,313

Barclays Bank PLC
10.179% due 06/12/2021		1,664	1,751

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		451	452

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		462	465
3.200% due 10/21/2026		97	107

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		634	624
4.250% due 10/14/2021		859	884

Equitable Holdings, Inc.
4.350% due 04/20/2028		161	184

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	150	183

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		$344	344

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		387	390
1.494% (US0003M + 1.230%) due 10/24/2023 ~		11	11
3.125% due 01/23/2025		97	106
3.797% due 07/23/2024 •		150	163
3.900% due 07/15/2025		75	85

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(e)(f)		408	435

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		225	233

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		247	248

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		75	76
2.650% due 07/13/2022		183	185
3.650% due 09/21/2021		64	65

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		268	295

Santander UK PLC
2.875% due 06/18/2024		225	240

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		301	302

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (b)		1,277	415

UBS AG
5.125% due 05/15/2024 (f)		247	273

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		419	422

Wells Fargo & Co.
3.000% due 04/22/2026		140	152

			10,403

INDUSTRIALS 1.5%

AbbVie, Inc.
3.250% due 10/01/2022		134	140
5.000% due 12/15/2021		164	171

BAT Capital Corp.
3.222% due 08/15/2024		11	12

BAT International Finance PLC
3.950% due 06/15/2025		97	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.464% due 07/23/2022		$86	$91
4.908% due 07/23/2025		172	199

Comcast Corp.
3.950% due 10/15/2025		125	143

CVS Pass-Through Trust
6.943% due 01/10/2030		83	99

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		199	200

Kraft Heinz Foods Co.
5.000% due 07/15/2035		11	13
5.200% due 07/15/2045		22	24

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		75	75

Reynolds American, Inc.
4.000% due 06/12/2022		11	12

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	989	6

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		$408	422
3.375% due 11/30/2021		64	66

			1,781

Total Corporate Bonds & Notes (Cost $12,214)			12,184

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		75	136

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040		55	95

			231

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		45	64

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		16	17

			81

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		5	5

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043		10	15

WASHINGTON 0.4%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		385	491

Total Municipal Bonds & Notes (Cost $829)			823

U.S. GOVERNMENT AGENCIES 30.3%

Fannie Mae
0.375% due 08/25/2025		2,614	2,606
0.498% due 07/25/2037 •		8	8
0.525% due 09/25/2042 •		4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.528% due 07/25/2037 •	$13	$13
0.548% due 09/25/2035 •	31	31
0.558% due 09/25/2035 •	56	57
0.748% due 01/25/2051 •	15	15
0.868% due 06/25/2037 •	103	105
2.546% due 09/01/2035 •	2	2
2.700% due 06/01/2035 •	1	1
2.722% due 06/01/2034 •	3	3
3.780% due 06/01/2035 •	1	1
3.819% due 12/01/2033 •	1	1
3.890% due 07/01/2021	247	249
4.000% due 04/25/2041	1,790	1,958

Freddie Mac
0.532% due 03/15/2037 •	92	93
0.852% due 08/15/2037 •	137	140
0.862% due 10/15/2037 •	23	24
0.872% due 05/15/2037 - 09/15/2037 •	157	160
2.857% due 06/01/2035 •	2	2
2.930% due 11/01/2034 •	1	1
4.000% due 01/01/2048 - 03/01/2049	58	62
5.000% due 05/01/2023 - 01/01/2039	204	234
5.500% due 01/01/2035 - 03/01/2039	41	47
6.000% due 08/01/2027 - 12/01/2037	15	17

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	715	812
6.000% due 07/15/2037 - 08/15/2037	5	6

Small Business Administration
4.430% due 05/01/2029	24	26

Uniform Mortgage-Backed Security
3.500% due 01/01/2048 - 07/01/2048	3,845	4,062
4.000% due 01/01/2025 - 06/01/2026	34	36
4.500% due 05/01/2023 - 02/01/2044	2,076	2,333
5.000% due 11/01/2025 - 01/01/2029	8	9
5.500% due 11/01/2021 - 09/01/2041	1,142	1,317
6.000% due 03/01/2021 - 05/01/2041	788	924

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	4,100	4,221
2.500% due 11/01/2050	6,300	6,595
3.500% due 10/01/2050	8,500	8,962

Total U.S. Government Agencies (Cost $35,142)		35,137

U.S. TREASURY OBLIGATIONS 21.5%

U.S. Treasury Bonds
2.750% due 08/15/2047	247	321
3.000% due 08/15/2048	75	102
3.000% due 02/15/2049	2,731	3,734
4.375% due 05/15/2040	1,656	2,600
4.625% due 02/15/2040	988	1,591

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	2,470	2,514
0.375% due 07/15/2023	3,275	3,435
0.625% due 07/15/2021	876	889
0.625% due 02/15/2043	99	122
1.000% due 02/15/2046	505	681
1.000% due 02/15/2048	1,040	1,433
1.375% due 02/15/2044	589	837

U.S. Treasury Notes
1.625% due 02/15/2026	9	10
1.750% due 12/31/2024	384	409
1.875% due 08/31/2022	3,744	3,868
3.000% due 09/30/2025	1,380	1,566
3.000% due 10/31/2025	763	867

Total U.S. Treasury Obligations (Cost $25,024)		24,979

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO All Asset: Multi-Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

Adjustable Rate Mortgage Trust
0.348% due 08/25/2036 •		$113	$113

Banc of America Funding Trust
3.539% due 06/25/2034 ~		1	1

Banc of America Mortgage Trust
3.117% due 07/25/2035 ^~		47	46
4.297% due 05/25/2033 ~		1	1

Bear Stearns Adjustable Rate Mortgage Trust
3.195% due 11/25/2034 ~		4	4
3.429% due 11/25/2034 ~		1	1

Bear Stearns ALT-A Trust
0.588% due 04/25/2035 •		31	31
2.989% due 10/25/2035 ^~		188	177
3.251% due 09/25/2035 ^~		80	64

Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~		36	32
3.672% due 12/25/2035 ^~		46	45
6.000% due 12/25/2036		27	19

Countrywide Alternative Loan Trust
0.318% due 11/25/2036 •		87	91
0.338% due 09/25/2046 ^•		189	177
0.428% due 02/25/2037 •		20	18
5.500% due 07/25/2035 ^		1	1
6.000% due 05/25/2037 ^		251	157

Countrywide Home Loan Mortgage Pass-Through Trust
3.597% due 02/20/2035 ~		2	2
3.735% due 11/25/2034 ~		42	42

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.478% due 02/25/2036 •		438	423

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~		1	1
3.568% due 11/25/2035 ^~		88	85
3.681% due 09/25/2035 ~		1	1
6.000% due 02/25/2036 ^		699	459
6.000% due 07/25/2037 ^		181	162

HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^•		27	24
0.396% due 12/19/2036 ^•		384	353
0.636% due 06/19/2035 •		186	182
3.170% due 06/19/2036 ^~		150	95

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	721	931

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 ^•		$215	205
3.569% due 06/25/2036 ~		370	336

JPMorgan Alternative Loan Trust
3.581% due 05/25/2036 ^~		191	147

JPMorgan Mortgage Trust
2.985% due 10/25/2036 ~		17	15
3.044% due 07/25/2035 ~		14	14
3.382% due 10/25/2036 ^~		104	91

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		165	169

MASTR Adjustable Rate Mortgages Trust
2.716% due 07/25/2035 ^~		31	29

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •		5	4

Merrill Lynch Alternative Note Asset Trust
0.448% due 03/25/2037 •		202	80

Merrill Lynch Mortgage Investors Trust
2.847% due 05/25/2033 ~		3	3
3.253% due 09/25/2035 ^~		90	83

Mortgage Equity Conversion Asset Trust
0.630% due 05/25/2042 •		309	275

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		7	5

Prime Mortgage Trust
6.000% due 06/25/2036 ^		85	84

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2037 •		181	162
0.318% due 01/25/2037 •		342	303
0.328% due 07/25/2036 •		560	321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.333% due 08/25/2036 •		$344	$311
0.338% due 07/25/2036 •		328	321
0.338% due 09/25/2036 ^•		577	530

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 10/25/2035 •		3	3
2.419% due 01/25/2035 ^•		3	3
3.170% due 02/25/2034 ~		2	2

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•		156	136

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	360	466

WaMu Mortgage Pass-Through Certificates Trust
2.182% due 10/25/2046 •		$15	14
3.660% due 02/25/2037 ^~		57	52

Wells Fargo Mortgage-Backed Securities Trust
3.996% due 12/25/2036 ^~		86	80

Total Non-Agency Mortgage-Backed Securities (Cost $7,962)			7,982

ASSET-BACKED SECURITIES 16.5%

Accredited Mortgage Loan Trust
0.618% due 09/25/2035 •		234	234

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		1	1

Asset-Backed Securities Corp. Home Equity Loan Trust
1.108% due 07/25/2035 •		208	209

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •		232	289
0.388% due 06/25/2047 •		710	703

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •		153	107
0.328% due 01/25/2037 •		994	834
0.348% due 05/25/2037 •		593	480

Citigroup Mortgage Loan Trust, Inc.
1.048% due 09/25/2035 ^•		387	363

Countrywide Asset-Backed Certificates
0.288% due 04/25/2047 •		196	190
0.298% due 05/25/2037 •		115	115
0.328% due 06/25/2047 •		69	69
0.418% due 03/25/2036 •		242	220

Fieldstone Mortgage Investment Trust
0.338% due 05/25/2036 •		307	247

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •		162	161
0.308% due 04/25/2036 •		21	20
0.883% due 09/25/2035 •		6	6

Fremont Home Loan Trust
0.335% due 08/25/2036 •		2,249	988
1.198% due 11/25/2034 •		1,095	1,079

GSAMP Trust
0.198% due 12/25/2046 •		366	238
0.298% due 12/25/2046 •		1,250	829
0.378% due 01/25/2037 •		614	528

HSI Asset Securitization Corp. Trust
0.308% due 05/25/2037 •		173	170

Long Beach Mortgage Loan Trust
0.298% due 05/25/2036 •		138	96
0.368% due 02/25/2036 •		691	674
0.418% due 05/25/2046 •		777	374
0.708% due 10/25/2034 •		1	1

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •		37	37

MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •		2,842	1,052
0.358% due 05/25/2037 •		674	648
0.728% due 12/25/2035 •		176	175

Merrill Lynch Mortgage Investors Trust
0.398% due 07/25/2037 •		432	163

Morgan Stanley ABS Capital, Inc. Trust
0.238% due 01/25/2037 •		358	217
0.278% due 02/25/2037 •		934	574
0.283% due 11/25/2036 •		1,165	861
0.308% due 09/25/2036 •		1,455	849
0.358% due 01/25/2037 •		516	319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.398% due 04/25/2036 •		$592	$538
2.048% due 02/25/2047 •		314	287

Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •		537	321

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •		336	238

Popular ABS Mortgage Pass-Through Trust
0.478% due 07/25/2036 •		945	890

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		773	436

Residential Asset Securities Corp. Trust
0.298% due 08/25/2036 •		158	155

Securitized Asset-Backed Receivables LLC Trust
0.228% due 08/25/2036 •		252	111
0.388% due 07/25/2036 •		243	146
1.108% due 01/25/2036 ^•		524	456

SG Mortgage Securities Trust
0.288% due 10/25/2036 •		364	336

Soundview Home Loan Trust
1.048% due 10/25/2037 •		844	737

Structured Asset Investment Loan Trust
0.458% due 01/25/2036 •		214	195

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •		151	148
0.318% due 12/25/2036 •		76	74
0.468% due 05/25/2037 •		8	8

Total Asset-Backed Securities (Cost $19,196)			19,196

SOVEREIGN ISSUES 6.0%

Brazil Government International Bond
4.750% due 01/14/2050		420	409

Japan Government International Bond
0.100% due 03/10/2028	JPY	570,051	5,400
0.100% due 03/10/2029		95,889	909

Saudi Government International Bond
4.000% due 04/17/2025		$215	239

Total Sovereign Issues (Cost $6,979)			6,957

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(e)		132,000	127

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (c)(e)		77,375	108

Total Preferred Securities (Cost $238)			235

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
28.894% due 10/29/2020 - 01/29/2021 (a)(b)	ARS	6,081	40

Total Short-Term Instruments (Cost $47)			40

Total Investments in Securities (Cost $107,631)			107,533

22	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 19.2%

SHORT-TERM INSTRUMENTS 19.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.2%

PIMCO Short-Term Floating NAV Portfolio III	2,261,700	$22,303

Total Short-Term Instruments (Cost $22,303)		22,303

Total Investments in Affiliates (Cost $22,303)		22,303

Total Investments 111.8% (Cost $129,934)		$129,836

Financial Derivative Instruments (g)(h) 0.4% (Cost or Premiums, net $527)		452

Other Assets and Liabilities, net (12.2)%		(14,187)

Net Assets 100.0%		$116,101

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index December Futures	12/2020	348	$	(58,325)	$148	$0	$(326)
U.S. Treasury 10-Year Note December Futures	12/2020	141		(19,674)	(5)	35	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	52		(11,534)	47	104	0

Total Futures Contracts					$190	$139	$(326)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	10,500	$339	$17	$356	$0	$(3)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025	$	20,400	652	(19)	633	0	(21)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		10,300	(278)	24	(254)	30	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	660,000	(195)	(8)	(203)	0	(2)
Pay	UKRPI	3.334	Maturity	08/15/2025	GBP	11,400	165	(25)	140	0	(2)
Receive	UKRPI	3.475	Maturity	08/15/2030		9,600	(151)	16	(135)	0	(32)

Total Swap Agreements							$532	$5	$537	$30	$(60)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO All Asset: Multi-Short PLUS Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$139	$30	$169	$0	$(326)	$(60)	$(386)

Cash of $4,865 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2020	CHF	1,554		$1,717	$28	$0
	12/2020		$1,726	SGD	2,343	0	(10)

SCX	11/2020	JPY	6,600		$63	0	0

UAG	11/2020	CAD	2,990		2,271	26	0
	11/2020	GBP	1,211		1,569	6	0
	11/2020	JPY	661,800		6,305	26	0
	11/2020		$1,683	EUR	1,417	0	(20)
	12/2020	TWD	49,601		$1,722	0	(9)

Total Forward Foreign Currency Contracts						$86	$(39)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	12/16/2020	300	$0	$0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	300	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	400	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	200	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	300	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	100	0	0

BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	200	0	0

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	100	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	400	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	200	0	0

Total Written Options						$(5)	$(7)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	2,055	0.396% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/17/2021	$14,373	$0	$157	$157	$0
	Receive	S&P 500 Total Return Index	2,055	0.376% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021	14,373	0	157	157	0

CBK	Receive	S&P 500 Total Return Index	4,110	0.366% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	28,747	0	315	315	0

Total Swap Agreements								$0	$629	$629	$0

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$28	$0	$314	$342	$(10)	$(2)	$0	$(12)	$330	$0	$330
BPS	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
CBK	0	0	315	315	0	0	0	0	315	0	315
GST	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
UAG	58	0	0	58	(29)	0	0	(29)	29	0	29

Total Over the Counter	$86	$0	$629	$715	$(39)	$(7)	$0	$(46)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$139	$139
Swap Agreements	0	0	0	0	30	30

	$0	$0	$0	$0	$169	$169

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86	$0	$86
Swap Agreements	0	0	629	0	0	629

	$0	$0	$629	$86	$0	$715

	$0	$0	$629	$86	$169	$884

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$326	$0	$0	$326
Swap Agreements	0	0	0	0	60	60

	$0	$0	$326	$0	$60	$386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Written Options	0	7	0	0	0	7

	$0	$7	$0	$39	$0	$46

	$0	$7	$326	$39	$60	$432

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO All Asset: Multi-Short PLUS Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$296	$296
Swap Agreements	0	0	0	0	(16)	(16)

	$0	$0	$0	$0	$280	$280

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

	$0	$0	$0	$4	$280	$284

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$147	$0	$42	$189
Swap Agreements	0	0	0	0	5	5

	$0	$0	$147	$0	$47	$194

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47
Written Options	0	(2)	0	0	0	(2)
Swap Agreements	0	0	628	0	0	628

	$0	$(2)	$628	$47	$0	$673

	$0	$(2)	$775	$47	$47	$867

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,403	$0	$10,403
Industrials	0	1,781	0	1,781
Municipal Bonds & Notes
California	0	231	0	231
Illinois	0	81	0	81
Iowa	0	5	0	5
Tennessee	0	15	0	15
Washington	0	491	0	491
U.S. Government Agencies	0	35,137	0	35,137
U.S. Treasury Obligations	0	24,979	0	24,979
Non-Agency Mortgage-Backed Securities	0	7,982	0	7,982
Asset-Backed Securities	0	19,196	0	19,196
Sovereign Issues	0	6,957	0	6,957
Preferred Securities
Banking & Finance	0	235	0	235
Short-Term Instruments
Argentina Treasury Bills	0	40	0	40

	$0	$107,533	$0	$107,533

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,303	$0	$0	$22,303

Total Investments	$22,303	$107,533	$0	$129,836

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	139	30	0	169
Over the counter	629	86	0	715

	$768	$116	$0	$884

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(326)	(60)	0	(386)
Over the counter	(1)	(45)	0	(46)

	$(327)	$(105)	$0	$(432)

Total Financial Derivative Instruments	$441	$11	$0	$452

Totals	$22,744	$107,544	$0	$130,288

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO All Asset: Multi-Real Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.8%

CORPORATE BONDS & NOTES 6.3%

BANKING & FINANCE 4.5%

Ally Financial, Inc.
4.250% due 04/15/2021		$253	$257
8.000% due 11/01/2031		176	242

American Tower Corp.
3.000% due 06/15/2023		39	41

Aviation Capital Group LLC
2.875% due 01/20/2022		39	39
7.125% due 10/15/2020		66	66

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		157	149
5.500% due 01/15/2023		11	11

British Transco International Finance BV
0.000% due 11/04/2021 (c)		70	70

CNH Industrial Capital LLC
4.375% due 11/06/2020		88	88

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		333	352

Crown Castle International Corp.
3.150% due 07/15/2023		666	709

Deutsche Bank AG
4.250% due 10/14/2021		1,809	1,861

Ford Motor Credit Co. LLC
1.146% (US0003M + 0.880%) due 10/12/2021 ~		606	582
2.343% due 11/02/2020		353	353
3.550% due 10/07/2022		254	252

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~		705	705

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	274	478

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	38,427	6,091
2.500% due 10/01/2047		1	0

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		$816	819

Natwest Group PLC
4.519% due 06/25/2024 •		488	526
8.625% due 08/15/2021 •(f)(g)		258	265

Navient Corp.
5.000% due 10/26/2020		33	33
5.875% due 03/25/2021		22	22

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		39	39
2.600% due 09/28/2022		39	39
3.450% due 03/15/2023		20	21
3.650% due 09/21/2021		39	40

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	39,049	6,194

Nykredit Realkredit A/S
1.000% due 10/01/2050		32,878	5,209
2.500% due 10/01/2047		1	0

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$42	42

Realkredit Danmark A/S
2.500% due 04/01/2047	DKK	4	1

Royal Bank of Scotland Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		$769	773

UBS Group AG
2.048% due 04/14/2021 •		2,016	2,034

UniCredit SpA
7.830% due 12/04/2023		910	1,067

			29,470

INDUSTRIALS 1.5%

AbbVie, Inc.
5.000% due 12/15/2021		397	414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anthem, Inc.
2.500% due 11/21/2020	$55	$55

AutoNation, Inc.
3.350% due 01/15/2021	88	88

Bayer U.S. Finance LLC
3.000% due 10/08/2021	235	241

Bristol-Myers Squibb Co.
3.250% due 08/15/2022	22	23

Charter Communications Operating LLC
4.464% due 07/23/2022	388	411

Conagra Brands, Inc.
3.800% due 10/22/2021	372	385

Cox Communications, Inc.
3.250% due 12/15/2022	98	103

CVS Health Corp.
0.962% (US0003M + 0.720%) due 03/09/2021 ~	330	331

Daimler Finance North America LLC
3.750% due 11/05/2021	235	243

Danone S.A.
2.077% due 11/02/2021	551	560

Dell International LLC
4.420% due 06/15/2021	200	205

Delta Air Lines, Inc.
2.600% due 12/04/2020	242	242
3.625% due 03/15/2022	606	596

Discovery Communications LLC
2.950% due 03/20/2023	10	10

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	187	187

Energy Transfer Operating LP
3.600% due 02/01/2023	20	21

Enterprise Products Operating LLC
3.350% due 03/15/2023	39	41

ERAC USA Finance LLC
2.600% due 12/01/2021	88	90
5.250% due 10/01/2020	44	44

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	793	792

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	1,355	1,355

Huntsman International LLC
5.125% due 11/15/2022	78	84

Komatsu Finance America, Inc.
2.437% due 09/11/2022	220	226

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	1,002	1,005

Microchip Technology, Inc.
3.922% due 06/01/2021	344	352

Mylan NV
3.150% due 06/15/2021	738	750
3.750% due 12/15/2020	19	19

RELX Capital, Inc.
3.500% due 03/16/2023	20	21

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	124	126

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	596	596

Time Warner Cable LLC
4.000% due 09/01/2021	187	191
4.125% due 02/15/2021	55	55

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	11	12

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	45	39

VMware, Inc.
3.900% due 08/21/2027	39	44

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,629	$11

			9,968

UTILITIES 0.3%

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~		$914	916
2.400% due 08/15/2022		20	21

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		278	278
4.050% due 12/01/2023		59	65

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~		408	408

Sprint Corp.
7.250% due 09/15/2021		99	104

Verizon Communications, Inc.
3.376% due 02/15/2025		43	48
4.016% due 12/03/2029		285	342

			2,182

Total Corporate Bonds & Notes (Cost $41,541)			41,620

U.S. GOVERNMENT AGENCIES 21.1%

Fannie Mae
0.548% due 03/25/2049 •		1,308	1,315
0.578% due 10/25/2036 •		2	2
0.598% due 08/25/2037 •		87	87
2.125% due 04/24/2026		705	770
2.371% due 09/01/2044 - 10/01/2044 •		3	3
3.176% due 05/01/2038 •		465	491

Freddie Mac
0.532% due 07/15/2036 •		35	36
0.602% due 05/15/2032 - 09/15/2042 •		239	240
0.752% due 12/15/2037 •		44	45
0.772% due 10/15/2037 •		58	59
2.404% due 09/01/2036 •		6	6
2.481% due 07/01/2036 •		11	11
2.909% due 10/01/2036 •		5	5

Ginnie Mae
0.430% due 10/16/2053 ~(a)		246	4
0.457% due 10/20/2043 •		541	540
0.556% due 02/20/2049 •		1,202	1,203
0.599% due 08/20/2068 •		1,069	1,059

NCUA Guaranteed Notes
0.715% due 12/08/2020 •		170	170

Small Business Administration
4.840% due 05/01/2025		6	7
4.990% due 09/01/2024		6	7
5.160% due 02/01/2028		5	5
5.310% due 05/01/2027		10	11
5.510% due 11/01/2027		4	4
5.820% due 06/01/2026		6	7
5.870% due 07/01/2028		3	4
6.770% due 11/01/2028		8	9

Uniform Mortgage-Backed Security
3.500% due 02/01/2045		13	14
4.000% due 09/01/2048 - 03/01/2049		67	71

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050		17,400	17,913
2.500% due 11/01/2050		35,900	37,578
4.000% due 11/01/2050		73,100	78,040

Total U.S. Government Agencies (Cost $139,637)			139,716

U.S. TREASURY OBLIGATIONS 109.6%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022		565	574

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Consolidated Schedule of Investments PIMCO All Asset: Multi-Real Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 04/15/2022 (i)	$54,606	$55,574
0.125% due 07/15/2022	7,153	7,339
0.125% due 01/15/2023	32,983	33,990
0.125% due 07/15/2024	12,814	13,558
0.125% due 10/15/2024	15,146	16,080
0.125% due 07/15/2026	18,422	19,982
0.125% due 01/15/2030	32,674	36,116
0.125% due 07/15/2030	5,752	6,397
0.375% due 07/15/2023	26,838	28,153
0.375% due 07/15/2025	37,797	41,044
0.375% due 01/15/2027	18,982	20,893
0.375% due 07/15/2027 (i)	57,267	63,681
0.500% due 04/15/2024	45,282	48,086
0.500% due 01/15/2028 (i)	36,331	40,784
0.625% due 04/15/2023	21,560	22,552
0.625% due 01/15/2024	20,387	21,667
0.625% due 01/15/2026	19,195	21,165
0.625% due 02/15/2043	6,350	7,821
0.750% due 07/15/2028 (i)	37,153	42,816
0.750% due 02/15/2042	12,234	15,385
0.750% due 02/15/2045	11,441	14,559
0.875% due 01/15/2029	36,106	42,068
0.875% due 02/15/2047	10,524	13,990
1.000% due 02/15/2046	13,120	17,689
1.000% due 02/15/2048	10,505	14,479
1.000% due 02/15/2049	477	665
1.375% due 02/15/2044	12,960	18,421
1.750% due 01/15/2028	5,283	6,436
2.000% due 01/15/2026	3,713	4,375
2.125% due 02/15/2040	10,253	15,705
2.125% due 02/15/2041	222	345
3.375% due 04/15/2032	107	162
3.875% due 04/15/2029	736	1,058

U.S. Treasury Notes
1.625% due 05/15/2026	3,123	3,346
2.000% due 02/15/2025	3,096	3,333
2.750% due 02/15/2024	4,890	5,315

Total U.S. Treasury Obligations (Cost $724,620)		725,603

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Adjustable Rate Mortgage Trust
3.718% due 07/25/2035 ~	18	18

Alliance Bancorp Trust
0.388% due 07/25/2037 •	133	116

AREIT Trust
2.772% due 04/14/2037 •	529	536

Banc of America Funding Trust
3.878% due 05/20/2036 ^~	47	47

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •	186	184

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~	54	54
3.383% due 07/25/2036 ^~	21	21
3.976% due 01/25/2035 ~	26	27
4.074% due 01/25/2035 ~	10	11

Bear Stearns ALT-A Trust
4.442% due 07/25/2035 ^~	88	73

Chase Mortgage Finance Trust
3.503% due 02/25/2037 ~	19	19
3.672% due 12/25/2035 ^~	5	5
3.758% due 02/25/2037 ~	13	13
5.500% due 12/25/2022 ^	49	31

Citigroup Mortgage Loan Trust
4.023% due 03/25/2034 ~	10	10
4.190% due 11/25/2035 •	11	10

Countrywide Alternative Loan Trust
0.258% due 06/25/2046 •	9	11
5.500% due 11/25/2035 ^	19	18
6.000% due 03/25/2037 ^	887	571
6.500% due 09/25/2037 ^	196	117

Countrywide Home Loan Mortgage Pass-Through Trust
3.166% due 08/20/2035 ^~	213	203
3.213% due 11/20/2034 ~	49	49
5.500% due 01/25/2035	30	31
6.000% due 04/25/2036	63	49

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •		$10	$9

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
0.848% due 10/25/2035 ^•		69	36

Credit Suisse Mortgage Capital Certificates
6.062% due 10/26/2036 ~		4	4

Eurosail PLC
1.010% due 06/13/2045 •	GBP	209	268

First Horizon Alternative Mortgage Securities Trust
2.653% due 04/25/2035 ~		$34	35
6.000% due 02/25/2037 ^		76	52

GCAT LLC
2.981% due 09/25/2025 «þ		3,400	3,401

GS Mortgage Securities Trust
4.592% due 08/10/2043		41	41

GSR Mortgage Loan Trust
3.681% due 09/25/2035 ~		1	1
3.783% due 01/25/2036 ^~		14	14
3.835% due 11/25/2035 ~		17	17
3.877% due 09/25/2035 ~		3	3

HarborView Mortgage Loan Trust
0.286% due 03/19/2037 •		101	95
0.361% due 12/19/2036 •		1,074	946
0.466% due 11/19/2035 •		86	79
0.496% due 06/20/2035 •		55	54
0.596% due 05/19/2035 •		72	67

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	956	1,234

HomeBanc Mortgage Trust
0.418% due 10/25/2035 •		$9	9
0.478% due 10/25/2035 •		17	17

IndyMac Mortgage Loan Trust
0.358% due 07/25/2036 •		137	125
0.428% due 07/25/2035 •		549	457
3.530% due 11/25/2035 ^~		27	25

JPMorgan Alternative Loan Trust
6.310% due 08/25/2036 ^þ		330	319

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~		9	9
3.631% due 04/25/2035 ~		4	4

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~		18	19

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.892% due 09/15/2030 •		13	13

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.632% due 06/15/2030 •		1	1

Merrill Lynch Mortgage Investors Trust
2.892% due 12/25/2034 ~		9	9
3.506% due 06/25/2035 ~		25	25

Natixis Commercial Mortgage Securities Trust
0.902% due 02/15/2033 •		523	495

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.528% due 12/25/2035 •		763	732

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036		29	27
6.000% due 09/25/2036 ^		77	72

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		200	148
5.750% due 03/25/2037 ^		56	32
6.500% due 09/25/2036 ^		1,023	636

Structured Adjustable Rate Mortgage Loan Trust
1.105% due 11/25/2034 •		79	75
3.744% due 03/25/2036 ^~		35	31

Structured Asset Mortgage Investments Trust
0.358% due 05/25/2036 •		12	12
0.836% due 05/19/2035 •		6	6

Thornburg Mortgage Securities Trust
1.672% due 03/25/2037 ^•		344	313
2.510% due 09/25/2037 ~		2	2

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	1,858	2,404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.518% due 01/25/2045 •		$58	$56
0.888% due 11/25/2034 •		29	28
0.948% due 01/25/2045 •		38	37
2.807% due 10/25/2034 ~		5	5
3.290% due 08/25/2036 ^~		2	2
3.666% due 06/25/2034 ~		6	6
3.824% due 01/25/2035 ~		6	6

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		15	14

Wells Fargo Mortgage-Backed Securities Trust
4.019% due 04/25/2036 ~		36	35

Total Non-Agency Mortgage-Backed Securities (Cost $14,737)			14,786

ASSET-BACKED SECURITIES 5.3%

ACE Securities Corp. Home Equity Loan Trust
0.823% due 05/25/2035 •		2	2
1.018% due 05/25/2035 •		92	91
1.048% due 12/25/2034 •		62	60
1.948% due 06/25/2034 •		11	11

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(b)		1,700	1,700

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		111	102

Asset-Backed Securities Corp. Home Equity Loan Trust
0.378% due 11/25/2036 •		727	678

Atrium Corp.
1.088% due 04/22/2027 •		349	348

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	254	297

Bear Stearns Asset-Backed Securities Trust
0.648% due 09/25/2046 •		$50	43
0.808% due 02/25/2036 •		946	833

California Street CLO Ltd.
1.305% due 10/15/2025 •		592	591

Catamaran CLO Ltd.
1.095% due 01/27/2028 •		403	399

CIFC Funding Ltd.
1.105% due 10/25/2027 •		321	318

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		301	303

Citigroup Mortgage Loan Trust, Inc.
0.478% due 10/25/2036 •		254	240

CoreVest American Finance Trust
2.968% due 10/15/2049		76	78

Countrywide Asset-Backed Certificates
0.288% due 05/25/2035 •		28	27
0.288% due 07/25/2037 •		116	106
0.338% due 11/25/2037 •		464	436
0.348% due 09/25/2037 •		31	27
0.388% due 05/25/2036 •		845	677
0.398% due 03/25/2037 •		235	218
1.183% due 12/25/2035 •		286	273
5.805% due 04/25/2036 ^~		134	129

Countrywide Asset-Backed Certificates Trust
1.873% due 11/25/2034 •		312	311

Countrywide Asset-Backed Certificates Trust, Inc.
0.928% due 11/25/2034 •		34	33
1.003% due 08/25/2034 •		9	9

CVC Cordatus Loan Fund DAV
0.780% due 08/15/2032 •	EUR	1,600	1,867

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		$515	511

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		150	148

First Franklin Mortgage Loan Trust
0.618% due 11/25/2036 •		568	522
1.018% due 09/25/2035 •		1,370	1,355

Flagship CLO Ltd.
1.121% due 01/16/2026 •		144	144

Fremont Home Loan Trust
0.283% due 10/25/2036 •		156	141

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.288% due 01/25/2037 •	$241	$157
0.388% due 10/25/2036 •	794	443

GSAMP Trust
0.348% due 11/25/2036 •	112	71
0.883% due 09/25/2035 ^•	13	12
1.123% due 03/25/2035 ^•	156	144

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •	128	128

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •	128	110

HSI Asset Securitization Corp. Trust
0.418% due 02/25/2036 •	98	95

ICG U.S. CLO Ltd.
0.000% due 10/22/2031 •(b)	1,700	1,700

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.198% due 11/25/2034 •	22	21

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •	1,042	420

Jamestown CLO Ltd.
0.965% due 07/15/2026 •	79	79

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~	990	820

Lehman XS Trust
4.821% due 06/25/2036 þ	300	309

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •	431	427

Long Beach Mortgage Loan Trust
0.268% due 08/25/2036 •	90	48

Marlette Funding Trust
2.690% due 09/17/2029	44	45

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •	78	78

MASTR Asset-Backed Securities Trust
0.318% due 06/25/2036 •	318	303

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2037 •	1,577	681
0.868% due 10/25/2035 •	1,223	1,103
0.868% due 05/25/2036 •	22	21

Monarch Grove CLO
1.125% due 01/25/2028 •	330	327

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 10/25/2036 •	797	741
1.078% due 03/25/2035 •	13	14
1.183% due 07/25/2035 •	819	810

Mountain View CLO Ltd.
1.086% due 10/13/2027 •	302	298

North Carolina State Education Assistance Authority
0.948% due 07/25/2039 •	466	460

NovaStar Mortgage Funding Trust
0.853% due 01/25/2036 •	392	387

OCP CLO Ltd.
1.065% due 10/26/2027 •	390	388
1.075% due 07/15/2027 •	164	163

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	276	207
0.288% due 03/25/2037 •	228	178

Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •	793	790

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •	859	433

Residential Asset Mortgage Products Trust
0.943% due 06/25/2035 •	9	9

Residential Asset Securities Corp. Trust
0.388% due 08/25/2036 •	359	305

Saxon Asset Securities Trust
0.458% due 09/25/2037 •	122	118

Securitized Asset-Backed Receivables LLC Trust
0.398% due 05/25/2036 •	1,128	794

SLM Private Education Loan Trust
2.402% due 06/16/2042 •	28	28

SLM Student Loan Trust
1.745% due 04/25/2023 •	244	239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
1.162% due 01/20/2028 •		$419	$416
1.406% due 01/23/2029 •		313	312

Soundview Home Loan Trust
0.348% due 06/25/2037 •		984	820
1.098% due 10/25/2037 •		136	117

Structured Asset Securities Corp. Mortgage Loan Trust
0.718% due 10/25/2036 •		449	439
1.657% due 04/25/2035 •		12	11

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •		381	381

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •		106	106

TICP CLO Ltd.
1.112% due 04/20/2028 •		2,529	2,495

Tralee CLO Ltd.
1.302% due 10/20/2027 •		253	253

Venture CLO Ltd.
1.056% due 02/28/2026 •		686	682
1.125% due 01/15/2028 •		1,242	1,234
1.155% due 04/15/2027 •		325	322
1.155% due 07/15/2027 •		253	252

Wells Fargo Home Equity Asset-Backed Securities Trust
2.548% due 12/25/2034 •		137	140

WhiteHorse Ltd.
1.203% due 04/17/2027 •		286	286

Total Asset-Backed Securities (Cost $35,184)			35,198

SOVEREIGN ISSUES 7.1%

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	1,948	1,432
3.000% due 09/20/2025 (e)		1,935	1,648

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,314	9

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	1,040	1,031

Denmark Government Bond
0.100% due 11/15/2023 (e)	DKK	3,706	614

France Government International Bond
0.250% due 07/25/2024 (e)	EUR	9,360	11,549
2.100% due 07/25/2023 (e)		539	681

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (e)		12,920	15,827

Japan Government International Bond
0.100% due 03/10/2028	JPY	190,387	1,803
0.100% due 03/10/2029		164,022	1,555

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	1,310	73

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	378	283
3.000% due 09/20/2030 (e)		2,773	2,494

Peru Government International Bond
5.940% due 02/12/2029	PEN	959	313

Qatar Government International Bond
3.875% due 04/23/2023		$352	379

Saudi Government International Bond
4.000% due 04/17/2025		601	669

United Kingdom Gilt
1.250% due 11/22/2027 (e)	GBP	3,940	6,825

Total Sovereign Issues (Cost $47,122)			47,185

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		223,000	241

Total Preferred Securities (Cost $243)			241

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 20.5%

REAL ESTATE 20.5%

Agree Realty Corp.	10,737	$683

Alexandria Real Estate Equities, Inc.	28,347	4,535

American Homes 4 Rent ‘A’	120,279	3,426

American Tower Corp.	24,408	5,900

Americold Realty Trust	109,595	3,918

Apartment Investment & Management Co.	65,392	2,205

AvalonBay Communities, Inc.	28,129	4,201

Boston Properties, Inc.	19,300	1,550

Camden Property Trust	23,132	2,058

CoreSite Realty Corp.	9,885	1,175

Crown Castle International Corp.	15,849	2,639

CubeSmart	20,536	663

Digital Realty Trust, Inc.	34,498	5,063

Douglas Emmett, Inc.	3,672	92

Duke Realty Corp.	144,225	5,322

Equinix, Inc.	8,911	6,773

Equity LifeStyle Properties, Inc.	88,952	5,453

Equity Residential	81,191	4,168

Essex Property Trust, Inc.	12,999	2,610

Extra Space Storage, Inc.	13,693	1,465

Federal Realty Investment Trust	4,824	354

First Industrial Realty Trust, Inc.	50,258	2,000

Gaming and Leisure Properties, Inc.	33,218	1,227

Healthcare Realty Trust, Inc.	17,421	525

Healthcare Trust of America, Inc. ‘A’	15,800	411

Healthpeak Properties, Inc.	106,749	2,898

Host Hotels & Resorts, Inc.	112,888	1,218

Hudson Pacific Properties, Inc.	48,800	1,070

Invitation Homes, Inc.	211,369	5,916

JBG SMITH Properties	16,300	436

Kilroy Realty Corp.	3,456	180

Kimco Realty Corp.	86,782	977

Life Storage, Inc.	8,100	853

MGM Growth Properties LLC	152,580	4,269

Mid-America Apartment Communities, Inc.	34,334	3,981

Prologis, Inc.	133,042	13,387

Public Storage	27,839	6,200

QTS Realty Trust, Inc. ‘A’	14,176	893

Realty Income Corp.	42,812	2,601

Regency Centers Corp.	34,424	1,309

Rexford Industrial Realty, Inc.	41,712	1,909

Sabra Health Care REIT, Inc.	4,711	65

SBA Communications Corp.	17,040	5,427

Simon Property Group, Inc.	24,308	1,572

Sun Communities, Inc.	53,720	7,554

Sunstone Hotel Investors, Inc.	55,682	442

UDR, Inc.	64,431	2,101

Vornado Realty Trust	6,999	236

Welltower, Inc.	38,665	2,130

Total Real Estate Investment Trusts (Cost $135,390)		136,040

SHORT-TERM INSTRUMENTS 8.7%

REPURCHASE AGREEMENTS (h) 8.6%
		57,100

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Consolidated Schedule of Investments PIMCO All Asset: Multi-Real Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.069% due 11/03/2020 (c)(d)	$330	$330

Total Short-Term Instruments (Cost $57,430)		57,430

Total Investments in Securities (Cost $1,195,904)		1,197,819

	SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III	567,936	5,600

Total Short-Term Instruments (Cost $5,600)		5,600

Total Investments in Affiliates (Cost $5,600)		5,600

Total Investments 181.7% (Cost $1,201,504)		$1,203,419

Financial Derivative Instruments (j)(k) 0.6% (Cost or Premiums, net $963)		4,129

Other Assets and Liabilities, net (82.3)%		(545,277)

Net Assets 100.0%		$662,271

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	09/30/2020	10/01/2020	$14,400	U.S. Treasury Bonds 1.125% due 05/15/2040	$(14,611)	$14,400	$14,400
GSC	0.110	09/30/2020	10/01/2020	14,400	Fannie Mae 3.500% due 08/01/2049	(15,047)	14,400	14,400
TDM	0.100	09/30/2020	10/01/2020	13,900	U.S. Treasury Notes 0.125% due 09/30/2022	(14,183)	13,900	13,900
	0.110	09/30/2020	10/01/2020	14,400	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(14,652)	14,400	14,400

Total Repurchase Agreements						$(58,493)	$57,100	$57,100

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.160%	09/25/2020	10/02/2020	$(20,765)	$(20,766)
	0.170	09/23/2020	10/07/2020	(110,084)	(110,088)
SGY	0.150	10/01/2020	11/02/2020	(160,182)	(160,182)
	0.160	09/24/2020	10/28/2020	(115,170)	(115,173)

Total Reverse Repurchase Agreements					$(406,209)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
TDL	0.170%	09/24/2020	10/01/2020	$(177,744)	$(177,750)

Total Sale-Buyback Transactions					$(177,750)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
BOS	$14,400	$(130,854)	$0	$(116,454)	$116,409	$(45)
GSC	14,400	0	0	14,400	(15,047)	(647)
SGY	0	(275,355)	0	(275,355)	275,731	376
TDM	28,300	0	0	28,300	(28,835)	(535)

Master Securities Forward Transaction Agreement
TDL	0	0	(177,750)	(177,750)	178,118	368

Total Borrowings and Other Financing Transactions	$57,100	$(406,209)	$(177,750)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(246,027)	$0	$0	$(246,027)

Total	$0	$(246,027)	$0	$0	$(246,027)

Sale-Buyback Transactions
U.S. Treasury Obligations	(177,750)	0	0	0	(177,750)

Total	$(177,750)	$0	$0	$0	$(177,750)

Total Borrowings	$(177,750)	$(246,027)	$0	$0	$(423,777)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(423,777)

(i) Securities with an aggregate market value of $584,870 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(363,856) at a weighted average interest rate of 0.164%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(160,182) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Consolidated Schedule of Investments PIMCO All Asset: Multi-Real Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 115.500 on Euro-Schatz December 2020 Futures(1)	11/2020	1,000	$	6	$(1)	$0	$0
Euro-Bobl December Futures	12/2020	61		9,667	(4)	5	(8)
Euro-Bund 10-Year Bond December Futures	12/2020	144		29,465	40	42	(59)
Put Options Strike @ EUR 129.000 on Euro-Bobl December 2020 Futures(1)	11/2020	8		0	0	0	0
Put Options Strike @ EUR 157.000 on Euro-Bobl December 2020 Futures(1)	11/2020	133		2	0	0	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	23		5,102	(44)	0	(46)

					$(9)	$47	$(113)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	33	$	(5,710)	$15	$20	$(21)
Euro-Buxl 30-Year Bond December Futures	12/2020	35		(9,138)	(79)	47	(48)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	26		(5,138)	(2)	14	(9)
Euro-Schatz December Futures	12/2020	1,102		(145,083)	31	19	(7)
U.S. Treasury 2-Year Note December Futures	12/2020	173		(38,226)	(8)	1	0
U.S. Treasury 5-Year Note December Futures	12/2020	21		(2,647)	0	2	0
U.S. Treasury 10-Year Note December Futures	12/2020	521		(72,696)	24	130	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	106		(16,952)	12	50	0
United Kingdom Long Gilt December Futures	12/2020	36		(6,323)	6	21	(11)

					$(1)	$304	$(96)

Total Futures Contracts					$(10)	$351	$(209)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	UKRPI	3.330%	Maturity	01/15/2025	GBP	26,100	$296	$118	$414	$13	$0
Receive	UKRPI	3.480	Maturity	01/15/2030		10,200	133	43	176	0	(30)

Total Swap Agreements							$429	$161	$590	$13	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$351	$13	$364	$0	$(209)	$(30)	$(239)

Cash of $137 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	Future styled option.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$11,152	DKK	71,321	$80	$0
	11/2020	EUR	10,533		$12,278	0	(84)
	12/2020	DKK	71,321		11,164	0	(79)

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	11/2020	EUR	15,812		$18,541	$0	$(15)

BRC	11/2020	GBP	8,750		11,143	0	(151)

CBK	10/2020	PEN	1,151		323	4	0
	10/2020		$4,366	DKK	27,885	25	0
	12/2020	DKK	27,885		$4,371	0	(25)

GLM	12/2020		15,563		2,447	0	(7)

SCX	10/2020		115,045		18,035	0	(82)
	11/2020	AUD	4,292		3,062	0	(12)
	11/2020	CAD	1,391		1,045	0	0

UAG	10/2020	MXN	1,615		73	0	0
	11/2020	JPY	354,300		3,378	17	0
	11/2020	NZD	4,178		2,758	0	(6)

Total Forward Foreign Currency Contracts						$126	$(461)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950%	12/16/2020	3,100	$(5)	$(5)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	400	(3)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	2,300	(4)	(5)

Total Written Options						$(12)	$(12)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS		CSIXTR Index	51,045	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$159,511	$516	$1,206	$1,722	$0
		DWRTFT Index	10,863	0.381% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/22/2021	97,313	0	824	824	0

BRC		DWRTFT Index	11,292	0.431% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/17/2021	101,210	0	802	802	0

GST		CSIXTR Index	52,506	0.265% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	164,841	30	973	1,003	0

Total Swap Agreements								$546	$3,805	$4,351	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$80	$0	$0	$80	$(163)	$(5)	$0	$(168)	$(88)	$0	$(88)
BPS	0	0	2,546	2,546	(15)	0	0	(15)	2,531	0	2,531
BRC	0	0	802	802	(151)	0	0	(151)	651	0	651
CBK	29	0	0	29	(25)	0	0	(25)	4	0	4
GLM	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
GST	0	0	1,003	1,003	0	(7)	0	(7)	996	0	996
SCX	0	0	0	0	(94)	0	0	(94)	(94)	0	(94)
UAG	17	0	0	17	(6)	0	0	(6)	11	0	11

Total Over the Counter	$126	$0	$4,351	$4,477	$(461)	$(12)	$0	$(473)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Consolidated Schedule of Investments PIMCO All Asset: Multi-Real Fund (Cont.)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$351	$351
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$0	$364	$364

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$126	$0	$126
Swap Agreements	2,725	0	1,626	0	0	4,351

	$2,725	$0	$1,626	$126	$0	$4,477

	$2,725	$0	$1,626	$126	$364	$4,841

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$209	$209
Swap Agreements	0	0	0	0	30	30

	$0	$0	$0	$0	$239	$239

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$461	$0	$461
Written Options	0	12	0	0	0	12

	$0	$12	$0	$461	$0	$473

	$0	$12	$0	$461	$239	$712

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(68)	$(68)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
Swap Agreements	1	0	31	0	0	32

	$1	$0	$31	$6	$0	$38

	$1	$0	$31	$6	$(68)	$(30)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(10)	$(10)
Swap Agreements	0	0	0	0	161	161

	$0	$0	$0	$0	$151	$151

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(335)	$0	$(335)
Swap Agreements	2,180	0	1,625	0	0	3,805

	$2,180	$0	$1,625	$(335)	$0	$3,470

	$2,180	$0	$1,625	$(335)	$151	$3,621

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$29,470	$0	$29,470
Industrials	0	9,968	0	9,968
Utilities	0	2,182	0	2,182
U.S. Government Agencies	0	139,716	0	139,716
U.S. Treasury Obligations	0	725,603	0	725,603
Non-Agency Mortgage-Backed Securities	0	11,385	3,401	14,786
Asset-Backed Securities	0	35,198	0	35,198
Sovereign Issues	0	47,185	0	47,185
Preferred Securities
Banking & Finance	0	241	0	241
Real Estate Investment Trusts
Real Estate	136,040	0	0	136,040
Short-Term Instruments
Repurchase Agreements	0	57,100	0	57,100
U.S. Treasury Bills	0	330	0	330

	$136,040	$1,058,378	$3,401	$1,197,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,600	$0	$0	$5,600

Total Investments	$141,640	$1,058,378	$3,401	$1,203,419

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$351	$13	$0	$364
Over the counter	0	4,477	0	4,477

	$351	$4,490	$0	$4,841

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(209)	(30)	0	(239)
Over the counter	(2)	(471)	0	(473)

	$(211)	$(501)	$0	$(712)

Total Financial Derivative Instruments	$140	$3,989	$0	$4,129

Totals	$141,780	$1,062,367	$3,401	$1,207,548

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Shares of the Funds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Fund issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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September 30, 2020 (Unaudited)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset: Multi-Short PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Real Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Notes to Financial Statements (Cont.)

becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell

38	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Fund II and PIMCO Short-Term Floating NAV Fund III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

40	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Fund III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-Short PLUS Fund	$0	$24,803	$(2,500)	$0	$0	$22,303	$3	$0

PIMCO All Asset: Multi-Real Fund	0	10,000	(4,400)	0	0	5,600	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Notes to Financial Statements (Cont.)

liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the

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Notes to Financial Statements (Cont.)

security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based

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upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net

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Notes to Financial Statements (Cont.)

periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see

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“Description of Principal Risks” in a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain

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Notes to Financial Statements (Cont.)

design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

MLP Risk  is the risk that investments in derivatives or other instruments related to master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”) may trade infrequently and in limited volume and may be subject to abrupt or erratic price movements. MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. Equity securities issued by MLPs are subject to the risks associated with equity investments, and debt securities issued by MLPs are subject to the risks associated with debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

48	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction

50	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Fund is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Fund’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Fund are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each Fund):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO All Asset: Multi-Short PLUS Fund	0.49%	0.25%

PIMCO All Asset: Multi-Real Fund	0.49%	0.25%

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Fund and PIMCO Short-Term Floating NAV Fund III); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Notes to Financial Statements (Cont.)

Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(f) Acquired Fund Fees and Expenses  PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $9,071. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO PIMCO All Asset: Multi-Short PLUS Fund	$23,985	$4,215	$0	$537

PIMCO PIMCO All Asset: Multi-Real Fund	679,762	27,988	99,297	523

†	A zero balance may reflect actual amounts rounding to less than one thousand.

52	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset: Multi-Short PLUS Fund		PIMCO All Asset: Multi-Real Fund

	Inception date through September 30, 2020		Inception date through September 30, 2020

	Shares	Amount	Shares	Amount
Receipts for shares sold	11,500	$115,000	65,570	$655,700

Net increase (decrease) resulting from Fund share transactions	11,500	$115,000	65,570	$655,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO PIMCO All Asset: Multi-Short PLUS Fund	0	1	0%	100%

PIMCO PIMCO All Asset: Multi-Real Fund	0	2	0%	97%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on June 29, 2020, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO All Asset: Multi-Real Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its offering memorandum and offering memorandum supplement. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary on June 29, 2020, comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 9.4% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Notes to Financial Statements (Cont.)

September 30, 2020 (Unaudited)

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Multi-Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its offering memorandum.

If, during a taxable year, the Commodity Subsidiary taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO All Asset: Multi-Short PLUS Fund	$130,461	$1,059	$(288)	$771

PIMCO All Asset: Multi-Real Fund	1,202,467	6,850	(1,314)	5,536

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

54	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SGY	Societe Generale, NY

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	TDL	Toronto Dominion Bank London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	TDM	TD Securities (USA) LLC

BRC	Barclays Bank PLC	SCX	Standard Chartered Bank, London	UAG	UBS AG Stamford

CBK	Citibank N.A.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	SGD	Singapore Dollar

CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar

CHF	Swiss Franc	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	DWRTFT	Dow Jones Wilshire REIT Total Return Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	NCUA	National Credit Union Administration

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Approval of Investment Advisory Contract and Other Agreements

Approval of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Sub-Advisory Agreement and Investment Management Agreement for PIMCO All Asset: Multi-Short PLUS Fund and PIMCO All Asset: Multi-Real Fund

At a meeting held on June 25, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO All Asset: Multi-Short PLUS Fund and PIMCO All Asset: Multi-Real Fund (each a “New Fund” and together, the “New Funds”), and Pacific Investment Management Company LLC (“PIMCO”).1 The Board also considered and unanimously approved, for an initial one-year term, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the New Funds, and PIMCO. In addition, the Board considered and unanimously approved for an initial two-year term, the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of the New Funds, and Research Affiliates, LLC (“Research Affiliates”). In addition, the Board considered and unanimously approved the Investment Management Agreement between PIMCO and the PIMCO All Asset: Multi-Real Fund (Cayman) Ltd., a wholly-owned subsidiary of the PIMCO All Asset: Multi-Real Fund (the “Subsidiary”) (the “Subsidiary Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Funds in connection with the June 25, 2020 meeting. The Trustees also considered information they had received from PIMCO in connection with the August 20-21, 2019 meeting at which the Trustees considered the renewal of the Investment Advisory Contract, the Sub-Advisory Agreement and the Supervision and Administration

Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed New Fund operations, including a memorandum from PIMCO describing the New Funds, term sheets detailing key features of the New Funds, fee comparisons for the New Funds from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert LLP describing the Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory and supervisory and administrative fees and expense ratios of funds with investment objectives and policies similar to those of the New Funds.

With respect to the Subsidiary Agreement, the Trustees considered that the PIMCO All Asset: Multi-Real Fund may utilize its Subsidiary to execute its investment strategy and that PIMCO would provide investment advisory and administrative services to the Subsidiary pursuant to the Subsidiary Agreement in the same manner as it would for the PIMCO All Asset: Multi-Real Fund under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to the Subsidiary, PIMCO would not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to the PIMCO All Asset: Multi-Real Fund would not be positively impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with the approval of the Agreements and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates, in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements and the Sub-Advisory Agreement. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

56	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

approval process. In deciding to approve the Agreements and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the New Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services to be provided by PIMCO to the Subsidiary.

In addition, the Board considered the sub-advisory services proposed to be provided by Research Affiliates to the New Funds. The Board also considered information about Research Affiliates’ investment personnel responsible for providing services under the Sub-Advisory Agreement and Research Affiliates’ existing operational connectivity and replication capabilities. The Board further considered the difference between the sub-advisory services that Research Affiliates is proposed to provide to the New Funds and the sub-advisory services that Research Affiliates performs for certain other series of the Trust.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the

Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Funds, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Supervision and Administration Agreement are likely to benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Funds.

4. ADVISORY FEE, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective median (if available) included in the report prepared by Broadridge, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Funds, it considered a number of factors, including, but not limited to, the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Approval of Investment Advisory Contract and Other Agreements (cont.)

of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Funds. The Board noted the unique structure of the Funds, in that only the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust, are eligible to invest in the New Funds. In addition, the Board noted the fee waiver that was proposed to be put in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by the PIMCO All Asset: Multi-Real Fund in the Subsidiary.

The Board reviewed the proposed advisory fee, sub-advisory fee and supervisory and administrative fees and estimated total expenses of the New Funds (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds. The Board also reviewed information relating to the proposed sub-advisory fees to be paid to Research Affiliates with respect to the New Funds, taking into account that PIMCO will compensate Research Affiliates from the advisory fees to be paid by the New Funds to PIMCO. With respect to the advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Funds’ total expenses to other funds in the Expense Groups provided by Broadridge and found the New Funds’ total expenses to be reasonable.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge.

The Board considered the New Funds’ unified fee, under which the New Funds would pay for the supervisory and administrative services they require for one set fee. The Board considered that the unified supervisory and administrative fee would lead to New Funds fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of fees for the New Funds at a competitive level over the contract period even if the New Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that the New Funds’ proposed supervisory and administrative fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Funds and their shareholders. The Board noted that the New Funds would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fee and supervisory and administrative fees to be charged by PIMCO and the sub-advisory fee to be paid by PIMCO to Research Affiliates, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements and the Sub-Advisory Agreement would benefit shareholders of the New Funds.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available. The Board reviewed information regarding the portion of the New Funds’ advisory fee to be retained by PIMCO following the payment of sub-advisory fees to Research Affiliates.

The Trustees considered that the unified fee provides certain inherent economies of scale because the New Funds’ unified fee would remain fixed even if the New Funds’ assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Funds’ proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Funds to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale, if any, with shareholders before it realizes such benefits.

The Board concluded that the New Funds’ proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Funds’ unified fee structure, by generally pricing the New Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of

58	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO and Research Affiliates supported the approval of the Agreements and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, and that the New Funds’ shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Funds under the Agreements and the fees that would be paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and that the approval of the Agreements and the Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS4002SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		23

Benchmark Descriptions		24

Financial Highlights		26

Statements of Assets and Liabilities		32

Consolidated Statements of Assets and Liabilities		34

Statements of Operations		35

Consolidated Statements of Operations		38

Statements of Changes in Net Assets		39

Consolidated Statements of Changes in Net Assets		43

Statements of Cash Flows		44

Consolidated Statement of Cash Flows		45

Notes to Financial Statements		190

Glossary		217

Approval of Investment Advisory Contract and Other Agreements		218

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	7	46

PIMCO EM Bond and Short-Term Investments Portfolio	8	57

PIMCO High Yield and Short-Term Investments Portfolio	9	66

PIMCO Investment Grade Credit Bond Portfolio	10	76

PIMCO Long Duration Credit Bond Portfolio	11	91

PIMCO Low Duration Portfolio	12	117

PIMCO Moderate Duration Portfolio	13	123

PIMCO Mortgage and Short-Term Investments Portfolio	14	131

PIMCO Municipal Portfolio	15	143

PIMCO Real Return Portfolio	16	146

PIMCO Short-Term Portfolio	17	149

PIMCO Short-Term Floating NAV Portfolio II	18	158

PIMCO U.S. Government and Short-Term Investments Portfolio	19	162

PIMCO International Portfolio(1)	20	167

PIMCO Short Asset Portfolio(1)	21	173

PIMCO Short-Term Floating NAV Portfolio III(1)	22	184

(1) Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the Semiannual Report for the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below

2	PRIVATE ACCOUNT PORTFOLIO SERIES

investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of

4	PRIVATE ACCOUNT PORTFOLIO SERIES

short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

A Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Portfolio’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Portfolio could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Portfolios (Cont.)

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolios is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Asset-Backed Securities	37.4%

U.S. Government Agencies	35.1%

Non-Agency Mortgage-Backed Securities	18.1%

Short-Term Instruments‡	8.7%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	6.29%	2.10%	4.03%	5.91%	6.78%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.48%
Bloomberg Barclays Asset-Backed Securities Index	4.36%	4.55%	2.68%	2.40%	3.89%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to non-Agency residential mortgage-backed securities (”MBS”) contributed to performance, as sector spreads tightened.

»	Overweight exposure to non-Agency commercial MBS contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Overweight exposure to Agency MBS contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Underweight exposure to senior asset-backed securities detracted from performance, as the asset class outperformed like-duration Treasuries.

»	Underweight exposure to the 1 year, 2 year, and 10 year portions of the U.S. yield curve detracted from performance as the 1 year, 2 year, and 10 year U.S. interest rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of September 30, 2020†§

Brazil	16.9%

Peru	14.1%

Short-Term Instruments‡	10.7%

Qatar	8.7%

Indonesia	6.5%

Mexico	5.8%

Chile	4.6%

United States	2.9%

United Arab Emirates	2.9%

India	2.9%

Guatemala	2.7%

Luxembourg	2.5%

Saudi Arabia	2.4%

Cayman Islands	2.2%

Israel	2.1%

Kazakhstan	1.5%

Dominican Republic	1.5%

Egypt	1.4%

China	1.2%

South Africa	1.1%

Supranational	1.0%

Other	4.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	7.30%	(0.37)%	4.60%	4.13%	7.56%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.90%♦
Custom JPM ELMI+ Benchmark	3.82%	(2.26)%	2.66%	(0.50)%	4.51%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Emerging Markets corporate external debt contributed to performance, as the Emerging Markets corporate external debt index increased.

»	Long exposure to Emerging Markets sovereign and quasi-sovereign external debt contributed to performance, as the Emerging Markets external debt index increased.

»	Long exposure to the Peruvian sol detracted from performance, as the currency depreciated versus the U.S. dollar.

»	Short exposure to the Taiwanese dollar detracted from performance, as the currency appreciated versus the U.S. dollar.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	84.9%

Loan Participations and Assignments	5.5%

Short-Term Instruments‡	4.3%

Real Estate Investment Trusts	1.7%

Other	3.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	12.77%	5.71%	9.09%	8.33%	7.97%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.46%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	14.26%	3.28%	6.62%	6.31%	7.08%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Portfolio’s healthcare positions outperformed the broader sector.

»	Security selection in the technology sector contributed to performance, as the Portfolio’s technology positions outperformed the broader sector.

»

Security selection in commercial mortgage-backed securities (“CMBS”) and real estate investment trusts (“REITs”) contributed to performance, as the Portfolio’s CMBS and REIT positions outperformed the broader sector.

»	Underweight exposure to the energy sector detracted from performance as the sector outperformed the broader market.

»	Security selection in the energy sector detracted from performance, as the Portfolio’s energy positions underperformed the broader sector.

»	Underweight exposure to the automotive sector detracted from performance as the sector outperformed the broader market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Banking & Finance	46.1%

Industrials	27.2%

Utilities	8.8%

Short-Term Instruments‡	6.3%

U.S. Government Agencies	5.2%

Preferred Securities	3.0%

Other	3.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	9.16%	4.64%	4.94%	5.02%	7.15%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.64%♦
Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	11.06%	7.58%	6.07%	5.25%	6.28%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income securities of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	A tactical exposure to emerging markets contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the wireless sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to the paper sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to the health care sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the automotive sector detracted from performance as the sector outperformed the broader investment grade market.

»	Underweight exposure to finance companies detracted from performance, as the sector outperformed the broader investment grade market.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	66.2%

U.S. Treasury Obligations	15.6%

U.S. Government Agencies	7.7%

Preferred Securities	3.4%

Municipal Bonds & Notes	2.8%

Sovereign Issues	2.5%

Other	1.8%

Short-Term Instruments‡	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	12.92%	10.63%	10.32%	8.77%	9.45%
Bloomberg Barclays U.S. Long Credit Index	13.27%	9.28%	8.82%	7.32%	8.92%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	A tactical exposure to emerging markets securities contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the gaming sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to finance companies contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to the building materials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the diversified manufacturing sector detracted from performance as the sector outperformed the broader investment grade market.

»	Underweight exposure to the supermarkets sector detracted from performance as the sector outperformed the broader investment grade market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO Low Duration Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments	29.7%

U.S. Government Agencies	21.9%

Corporate Bonds & Notes	19.1%

U.S. Treasury Obligations	13.9%

Non-Agency Mortgage-Backed Securities	6.8%

Asset-Backed Securities	5.9%

Municipal Bonds & Notes	1.6%

Sovereign Issues	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	2.38%	3.47%	2.33%	1.55%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	1.41%	3.73%	2.09%	1.63%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of commercial mortgage-backed securities (“MBS”) contributed to relative performance due to security selection.

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of Agency MBS contributed to relative performance, as total returns for these securities were positive.

»	An underweight exposure to U.S. duration in the middle of the curve detracted from performance, as rates decreased.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	36.7%

Short-Term Instruments	29.6%

Corporate Bonds & Notes	16.8%

U.S. Treasury Obligations	5.5%

Non-Agency Mortgage-Backed Securities	4.7%

Asset-Backed Securities	3.9%

Municipal Bonds & Notes	2.2%

Sovereign Issues	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	3.03%	5.65%	3.52%	2.55%
Bloomberg Barclays Intermediate Aggregate Bond Index	2.61%	5.66%	3.27%	2.66%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in commercial mortgage-backed securities (“MBS”), contributed to relative performance, as total returns for these securities were positive.

»	Overweight exposure to Agency MBS contributed to relative performance, as excess returns for these securities were positive.

»	Overweight exposure to taxable municipal securities contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Portfolio.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	90.2%

Asset-Backed Securities	5.1%

Non-Agency Mortgage-Backed Securities	3.6%

Short-Term Instruments‡	1.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	4.46%	9.56%	5.38%	4.68%	6.20%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.64%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	0.78%	4.36%	2.98%	3.02%	4.87%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Agency Mortgage Backed Securities (“MBS”) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Overweight exposure to non-Agency residential MBS contributed to performance, as the sector spreads tightened.

»	Overweight exposure to collateralized loan obligations contributed to performance, as the asset class had positive returns.

»	Overweight exposure to select structured Agency MBS detracted from performance as the sector underperformed swaps.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.4%

College & University Revenue	10.2%

Highway Revenue Tolls	8.1%

Water Revenue	7.8%

Tobacco Settlement Funded	6.3%

Income Tax Revenue	5.8%

Ad Valorem Property Tax	5.0%

Natural Gas Revenue	4.9%

Port, Airport & Marina Revenue	4.8%

Fuel Sales Tax Revenue	3.8%

Lease Revenue	3.3%

Miscellaneous Revenue	3.1%

General Fund	2.5%

Lease (Appropriation)	2.3%

Hotel Occupancy Tax	1.9%

Appropriations	1.4%

Sewer Revenue	1.2%

Sales Tax Revenue	1.2%

Electric Power & Light Revenue	1.1%

Lease (Non-Terminable)	1.0%

Transit Revenue	0.7%

Short-Term Instruments‡	6.7%

Corporate Bonds & Notes	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	4.22%	3.85%	4.67%	5.45%	4.68%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.52%♦
Bloomberg Barclays Long Municipal Bond Index	4.38%	3.70%	4.99%	5.27%	5.67%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Portfolio’s duration positioning contributed to performance, as municipal bond yields decreased over the period.

»	Exposure to taxable municipal bonds contributed to performance, as the segment outperformed the broad municipal market.

»	Overweight exposure to the tobacco sector contributed to performance, as the sector outperformed the broad municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broad municipal market.

»	Security selection within the housing sector detracted from performance, as the sector underperformed the broad municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

PIMCO Real Return Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	97.6%

Short-Term Instruments‡	1.7%

Non-Agency Mortgage-Backed Securities	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	14.83%	19.02%	8.17%	5.27%	6.74%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.59%♦
Bloomberg Barclays U.S. TIPS Index	7.40%	10.08%	4.61%	3.57%	5.55%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to U.S. real interest rate positioning contributed to relative performance, as U.S. real yields decreased.

»	Exposure to non-Agency residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Exposure to investment grade corporate credit contributed to relative performance, as investment grade spreads significantly narrowed.

»

Overweight exposure to high yield financials through sell-protection index credit default swaps modestly detracted from relative performance, as these securities underperformed broader high yield credit.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	36.0%

Asset-Backed Securities	33.5%

Non-Agency Mortgage-Backed Securities	22.9%

Short-Term Instruments‡	6.5%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	5.10%	2.50%	3.33%	3.94%	4.00%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.59%♦
3 Month USD LIBOR	0.44%	1.46%	1.51%	0.91%	2.02%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of commercial mortgage-backed securities (“MBS”) contributed to relative performance, due to security selection.

»	Holdings of Agency MBS contributed to relative performance, as the sector generated positive total carry.

»	Underweight exposure to U.S. duration at the long end of the curve contributed to relative performance, as rates increased.

»	There were no material detractors for this Portfolio.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Repurchase Agreements	65.9%

Corporate Bonds & Notes	15.8%

U.S. Treasury Bills	10.4%

Sovereign Issues	2.1%

U.S. Government Agencies	2.1%

U.S. Treasury Cash Management Bills	1.7%

Short-Term Notes	1.3%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.82%	1.19%	1.45%	0.85%	0.79%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	0.55%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 05/31/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates increased.

»	There were no material detractors for this Portfolio.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	93.1%

U.S. Government Agencies	3.4%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	0.6%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	1.85%	19.02%	8.99%	5.06%	8.32%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	1.64%
Bloomberg Barclays Government Bond Index	0.67%	7.97%	3.73%	3.10%	4.85%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Curve positioning within U.S. interest rate strategies contributed to performance, as an overweight to the intermediate portion of the curve contributed as rates decreased modestly.

»	Out of benchmark exposure to and security selection within non-Agency mortgage-backed securities contributed to performance, as the strategy outperformed like duration U.S. Treasury securities.

»	There were no material detractors for this Portfolio.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

PIMCO International Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of September 30, 2020†§

Short-Term Instruments‡	84.1%

Denmark	8.7%

United States	5.4%

Canada	1.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	(1.84)%	(10.97)%	(7.34)%	(0.66)%	5.39%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	2.76%♦
JPMorgan GBI Global ex-US Index Hedged in USD	2.02%	1.58%	4.61%	4.28%	6.00%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight to duration in Japan, particularly on the long end of the yield curve, contributed to relative performance as long end yields increased.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance as total returns for these securities were positive.

»	Overweight exposure to the Euro contributed to relative performance as the currency appreciated relative to the U.S. dollar.

»

Underweight exposure to duration in peripheral Eurozone countries, particularly Italy, relative to core Eurozone countries in the second half of the reporting period detracted from relative performance as the spread between core Eurozone yields (as shown by German yields) and peripheral yields (as shown by Italian yields) tightened.

»	Underweight exposure to duration in the U.K. detracted from relative performance as yields decreased.

»	Underweight exposure to duration in Australia detracted from relative performance as yields decreased.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short Asset Portfolio

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	42.6%

U.S. Government Agencies	19.8%

Short-Term Instrument	15.9%

Asset-Backed Securities	12.8%

Non-Agency Mortgage-Backed Securities	6.7%

Sovereign Issues	2.1%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	3.92%	2.59%	2.51%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.56%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of select asset-backed securities contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as rates increased.

»	There were no material detractors for this Portfolio.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Bills	26.7%

Repurchase Agreements	22.4%

Corporate Bonds & Notes	20.6%

Japan Treasury Bills	14.8%

U.S. Treasury Cash Management Bills	8.2%

Short-Term Notes	2.6%

Sovereign Issues	2.4%

U.S. Government Agencies	1.7%

Commercial Paper	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	0.63%	0.83%	1.50%	1.04%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.69%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance as interest rates increased.

»	There were no material detractors for this Portfolio.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period^*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period^*	Net Annualized Expense Ratio^**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$1,062.90	$0.26	$1,000.00	$1,024.82	$0.25	0.05%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	1,073.00	0.62	1,000.00	1,024.47	0.61	0.12
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	1,127.70	0.59	1,000.00	1,024.52	0.56	0.11
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	1,091.60	0.26	1,000.00	1,024.82	0.25	0.05
PIMCO Long Duration Credit Bond Portfolio	1,000.00	1,129.20	0.53	1,000.00	1,024.57	0.51	0.10
PIMCO Low Duration Portfolio	1,000.00	1,023.80	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,030.30	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,044.60	0.51	1,000.00	1,024.57	0.51	0.10
PIMCO Municipal Portfolio	1,000.00	1,042.20	0.26	1,000.00	1,024.82	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,148.30	2.85	1,000.00	1,022.41	2.69	0.53
PIMCO Short-Term Portfolio	1,000.00	1,051.00	0.26	1,000.00	1,024.82	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,008.20	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	1,018.50	0.30	1,000.00	1,024.77	0.30	0.06
PIMCO International Portfolio (Consolidated)	1,000.00	981.60	0.60	1,000.00	1,024.47	0.61	0.12
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,039.20	0.00	1,000.00	1,025.07	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,006.30	0.00	1,000.00	1,025.07	0.00	0.00

^ A zero Balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Asset-Backed Securities Index	Bloomberg Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays Government Bond Index	Bloomberg Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Barclays Intermediate Aggregate Bond Index	Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Long Municipal Bond Index	Bloomberg Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

04/01/2020 - 09/30/2020+	$11.95	$0.16	$0.59	$0.75	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2020	12.66	0.47	(0.67)	(0.20)	(0.51)	0.00	0.00	(0.51)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

03/31/2017	12.22	0.45	0.32	0.77	(0.49)	0.00	0.00	(0.49)

03/31/2016	12.35	0.37	(0.17)	0.20	(0.33)	0.00	0.00	(0.33)

PIMCO EM Bond and Short-Term Investments Portfolio

04/01/2020 - 09/30/2020+	$9.15	$0.14	$0.56	$0.70	$0.00	$0.00	$0.00	$0.00

03/31/2020	9.75	0.34	(0.87)	(0.53)	(0.00)	0.00	(0.07)	(0.07)

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2017	9.33	0.46	0.10	0.56	(0.01)	0.00	0.00	(0.01)

03/31/2016	9.78	0.48	0.10	0.58	(1.03)	0.00	0.00	(1.03)

PIMCO High Yield and Short-Term Investments Portfolio

04/01/2020 - 09/30/2020+	$6.76	$0.21	$0.66	$0.87	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2020	7.76	0.46	(0.75)	(0.29)	(0.71)	0.00	0.00	(0.71)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.99	0.67	0.78	1.45	(0.62)	0.00	0.00	(0.62)

03/31/2016	7.49	0.50	(0.38)	0.12	(0.62)	0.00	0.00	(0.62)

PIMCO Investment Grade Credit Bond Portfolio

04/01/2020 - 09/30/2020+	$9.14	$0.14	$0.70	$0.84	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	9.52	0.34	(0.40)	(0.06)	(0.32)	0.00	0.00	(0.32)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

03/31/2017	9.51	0.40	0.22	0.62	(0.46)	0.00	0.00	(0.46)

03/31/2016	10.15	0.42	(0.40)	0.02	(0.45)	(0.21)	0.00	(0.66)

PIMCO Long Duration Credit Bond Portfolio

04/01/2020 - 09/30/2020+	$12.09	$0.28	$1.28	$1.56	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2020	11.72	0.55	0.75	1.30	(0.61)	(0.32)	0.00	(0.93)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

03/31/2017	11.44	0.61	0.21	0.82	(0.59)	(0.11)	0.00	(0.70)

03/31/2016	12.65	0.64	(0.88)	(0.24)	(0.64)	(0.33)	0.00	(0.97)

PIMCO Low Duration Portfolio

04/01/2020 - 09/30/2020+	$9.92	$0.07	$0.17	$0.24	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	9.88	0.25	0.07	0.32	(0.28)	0.00	0.00	(0.28)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.83	0.15	(0.02)	0.13	(0.12)	0.00	0.00	(0.12)

03/31/2016	9.88	0.12	(0.06)	0.06	(0.11)	0.00	0.00	(0.11)

PIMCO Moderate Duration Portfolio

04/01/2020 - 09/30/2020+	$10.27	$0.08	$0.23	$0.31	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	9.98	0.27	0.34	0.61	(0.29)	(0.03)	0.00	(0.32)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.97	0.17	(0.06)	0.11	(0.16)	(0.04)	0.00	(0.20)

03/31/2016	9.93	0.17	0.05	0.22	(0.17)	(0.01)	0.00	(0.18)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.54	6.29%	$4,702,353	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.54	%*	235%

11.95	(1.72)	4,002,611	0.05		0.05		0.05		0.05		3.71		353

12.66	3.90	4,640,619	0.06		0.06		0.05		0.05		3.92		157

12.70	5.16	4,432,251	0.05		0.05		0.05		0.05		3.40		234

12.50	6.37	3,559,098	0.05		0.05		0.05		0.05		3.58		204

12.22	1.59	2,114,311	0.05		0.05		0.05		0.05		2.98		66

$9.85	7.65%	$542,100	0.12	%*	0.12	%*	0.12	%*	0.12	%*	2.82	%*	27%

9.15	(5.46)	481,098	0.14		0.14		0.12		0.12		3.42		31

9.75	0.49	458,684	0.17		0.17		0.12		0.12		4.93		45

10.38	5.86	656,406	0.13		0.13		0.12		0.12		4.00		32

9.88	6.04	685,703	0.13		0.13		0.12		0.12		4.71		41

9.33	6.71	763,986	0.13		0.13		0.12		0.12		5.05		37

$7.41	12.94%	$481,111	0.11	%*	0.11	%*	0.05	%*	0.05	%*	5.81	%*	15%

6.76	(4.20)	388,194	0.18		0.18		0.05		0.05		5.98		16

7.76	7.09	527,105	0.12		0.12		0.05		0.05		6.67		21

7.77	6.41	538,098	0.26		0.26		0.05		0.05		6.44		39

7.82	21.29	635,591	0.15		0.15		0.06		0.06		8.72		44

6.99	1.72	582,727	0.12		0.12		0.05		0.05		6.89		48

$9.88	9.16%	$4,839,660	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.85	%*	57%

9.14	(0.76)	3,006,729	0.06		0.06		0.05		0.05		3.54		143

9.52	4.71	2,642,701	0.06		0.06		0.05		0.05		3.73		82

9.42	3.23	1,982,065	0.06		0.06		0.05		0.05		3.42		142

9.67	6.61	1,773,544	0.16		0.16		0.05		0.05		4.11		134

9.51	0.29	2,045,450	0.11		0.11		0.05		0.05		4.29		102

$13.41	12.92%	$27,542,845	0.10	%*	0.10	%*	0.05	%*	0.05	%*	4.19	%*	69%

12.09	11.07	23,360,760	0.49		0.49		0.05		0.05		4.36		145

11.72	6.33	22,213,393	0.31		0.31		0.05		0.05		4.66		80

11.61	7.05	18,826,049	0.30		0.30		0.05		0.05		4.72		72

11.56	7.33	17,322,078	0.20		0.20		0.05		0.05		5.13		97

11.44	(1.35)	18,319,516	0.13		0.13		0.05		0.05		5.46		76

$10.06	2.38%	$891,485	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.42	%*	190%

9.92	3.23	766,311	0.05		0.05		0.05		0.05		2.49		153

9.88	3.15	928,672	0.06		0.06		0.05		0.05		2.50		201

9.78	0.92	584,046	0.09		0.09		0.05		0.05		1.89		278

9.84	1.35	381,430	0.05		0.05		0.05		0.05		1.49		312

9.83	0.62	142,590	0.05		0.05		0.05		0.05		1.23		65

$10.48	3.03%	$4,338,856	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.57	%*	279%

10.27	6.12	3,723,520	0.05		0.05		0.05		0.05		2.70		311

9.98	4.59	2,616,444	0.06		0.06		0.05		0.05		2.79		461

9.78	0.83	1,672,502	0.05		0.05		0.05		0.05		2.11		515

9.88	1.03	1,371,841	0.05		0.05		0.05		0.05		1.73		566

9.97	2.27	4,255,848	0.05		0.05		0.05		0.05		1.73		365

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage and Short-Term Investments Portfolio

04/01/2020 - 09/30/2020+	$11.39	$0.15	$0.36	$0.51	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2020	10.89	0.38	0.64	1.02	(0.52)	0.00	0.00	(0.52)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

03/31/2017	11.00	0.32	(0.20)	0.12	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.00	0.28	0.17	0.45	(0.45)	0.00	0.00	(0.45)

PIMCO Municipal Portfolio

04/01/2020 - 09/30/2020+	$6.96	$0.12	$0.17	$0.29	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2020	6.98	0.26	0.13	0.39	(0.26)	(0.15)	0.00	(0.41)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

03/31/2017	7.59	0.37	(0.22)	0.15	(0.33)	(0.15)	0.00	(0.48)

03/31/2016	8.23	0.39	(0.05)	0.34	(0.64)	(0.34)	0.00	(0.98)

PIMCO Real Return Portfolio

04/01/2020 - 09/30/2020+	$8.36	$0.12	$1.10	$1.22	$(0.61)	$0.00	$0.00	$(0.61)

03/31/2020	7.68	0.21	0.61	0.82	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.76	0.16	0.15	0.31	(0.69)	(0.70)	0.00	(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

03/31/2017	9.11	0.37	(0.10)	0.27	(0.48)	0.00	0.00	(0.48)

03/31/2016	8.95	0.20	0.04	0.24	(0.08)	0.00	0.00	(0.08)

PIMCO Short-Term Portfolio

04/01/2020 - 09/30/2020+	$9.06	$0.10	$0.36	$0.46	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2020	9.47	0.30	(0.36)	(0.06)	(0.35)	0.00	0.00	(0.35)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

03/31/2017	9.33	0.26	0.15	0.41	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.54	0.22	(0.11)	0.11	(0.32)	0.00	0.00	(0.32)

PIMCO Short-Term Floating NAV Portfolio II

04/01/2020 - 09/30/2020+	$9.96	$0.02	$0.05	$0.07	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2020	10.01	0.21	(0.04)	0.17	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.01	0.08	0.00	0.08	(0.08)	(0.00)	0.00	(0.08)

03/31/2016	10.01	0.04	0.00	0.04	(0.04)	(0.00)	0.00	(0.04)

PIMCO U.S. Government and Short-Term Investments Portfolio

04/01/2020 - 09/30/2020+	$12.10	$0.15	$0.07	$0.22	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2020	9.30	0.25	2.87	3.12	(0.22)	(0.10)	0.00	(0.32)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.03	0.23	(0.27)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	9.67	0.29	(0.61)	(0.32)	(0.32)	0.00	0.00	(0.32)

PIMCO International Portfolio (Consolidated)

04/01/2020 - 09/30/2020+	$5.43	$0.00	$(0.10)	$(0.10)	$0.00	$0.00	$0.00	$0.00

03/31/2020	6.43	0.02	(0.84)	(0.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

03/31/2017	7.97	0.05	(0.34)	(0.29)	0.00	0.00	0.00	0.00

03/31/2016~	10.04	0.06	(1.02)	(0.96)	(1.11)	0.00	0.00	(1.11)

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.71	4.46%	$2,251,640	0.10	%*	0.10	%*	0.05	%*	0.05	%*	2.58	%*	540%

11.39	9.58	2,092,924	0.60		0.60		0.05		0.05		3.46		1,294

10.89	6.96	2,644,811	0.17		0.17		0.05		0.05		3.40		1,133

10.54	1.80	1,957,803	0.09		0.09		0.05		0.05		3.01		1,179

10.78	1.06	2,087,307	0.07		0.07		0.05		0.05		2.91		1,472

11.00	4.26	1,782,526	0.07		0.07		0.05		0.05		2.57		1,356

$7.11	4.22%	$151,111	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.32	%*	2%

6.96	5.62	164,094	0.05		0.05		0.05		0.05		3.56		37

6.98	5.60	143,810	0.05		0.05		0.05		0.05		4.52		54

7.12	2.39	139,710	0.05		0.05		0.05		0.05		4.87		25

7.26	2.09	144,501	0.05		0.05		0.05		0.05		4.94		0

7.59	4.48	152,110	0.05		0.05		0.05		0.05		4.85		22

$8.97	14.83%	$62,427	0.53	%*	0.53	%*	0.05	%*	0.05	%*	2.69	%*	95%

8.36	10.80	667,009	1.32		1.32		0.05		0.05		2.56		35

7.68	4.44	251,428	1.23		1.23		0.05		0.05		1.94		10

8.76	2.11	41,522	0.66		0.66		0.05		0.05		2.88		183

8.90	3.04	482,644	0.58		0.58		0.05		0.05		4.05		149

9.11	2.76	1,227,505	0.28		0.28		0.05		0.05		2.25		127

$9.38	5.10%	$481,913	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.18	%*	201%

9.06	(0.71)	503,078	0.05		0.05		0.05		0.05		3.15		381

9.47	3.76	603,396	0.07		0.07		0.05		0.05		3.46		125

9.47	3.94	535,420	0.05		0.05		0.05		0.05		2.43		209

9.48	4.40	658,442	0.05		0.05		0.05		0.05		2.69		121

9.33	1.15	674,143	0.05		0.05		0.05		0.05		2.29		7

$10.01	0.77%	$10,228,193	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.46	%*	26%

9.96	1.64	6,301,118	0.05		0.05		0.05		0.05		2.13		70

10.01	2.35	6,030,159	0.05		0.05		0.05		0.05		2.30		69

10.01	1.33	4,071,061	0.05		0.05		0.05		0.05		1.36		108

10.01	0.85	5,006,020	0.05		0.05		0.05		0.05		0.82		103

10.01	0.37	4,445,929	0.05		0.05		0.05		0.05		0.37		68

$12.20	1.85%	$2,514,120	0.06	%*	0.06	%*	0.05	%*	0.05	%*	2.47	%*	26%

12.10	34.23	2,768,092	0.42		0.42		0.05		0.05		2.40		28

9.30	10.16	1,427,336	0.50		0.50		0.05		0.05		2.57		12

8.73	1.36	2,533,954	0.05		0.05		0.05		0.05		2.36		50

8.78	(0.45)	2,152,196	0.19		0.19		0.05		0.05		2.57		33

9.03	(3.22)	2,007,530	0.25		0.25		0.05		0.05		3.19		95

$5.33	(1.84)%	$536,356	0.12	%*	0.12	%*	0.12	%*	0.12	%*	0.16	%*	0%

5.43	(12.93)	524,490	0.16		0.16		0.12		0.12		0.31		72

6.43	(14.89)	556,580	0.19		0.19		0.12		0.12		0.75		0

7.58	(1.30)	674,406	0.13		0.13		0.12		0.12		0.49		91

7.68	(3.64)	694,954	0.13		0.13		0.12		0.12		0.68		122

7.97	(7.70)	829,855	0.12		0.12		0.12		0.12		0.71		404

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Short Asset Portfolio (Consolidated)

04/01/2020 - 09/30/2020+	$9.71	$0.08	$0.30	$0.38	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2020	9.95	0.26	(0.23)	0.03	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

04/01/2020 - 09/30/2020+	$9.82	$0.02	$0.04	$0.06	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2020	9.89	0.19	(0.04)	0.15	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.88	0.07	0.04	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.92	0.06	(0.01)	0.05	(0.09)	0.00	0.00	(0.09)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.01	3.92%	$8,805,194	0.00	%*	0.00	%*	0.00	%*	0.00	%*	1.56	%*	15%

9.71	0.24	10,305,320	0.01		0.01		0.00		0.00		2.63		74

9.95	2.56	13,733,909	0.00		0.00		0.00		0.00		2.63		46

10.00	1.88	15,673,962	0.00	*	0.00	*	0.00	*	0.00	*	1.81	*	29

$9.86	0.63%	$18,095,467	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.39	%*	33%

9.82	1.52	16,363,421	0.00		0.00		0.00		0.00		1.92		233

9.89	2.47	13,290,838	0.00		0.00		0.00		0.00		2.12		197

9.88	1.47	21,178,114	0.01		0.01		0.00		0.00		1.10		112

9.89	1.05	23,928,033	0.01		0.01		0.00		0.00		0.74		308

9.88	0.59	18,434,787	0.01		0.01		0.00		0.00		0.61		146

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$5,974,474	$492,000	$466,844	$4,659,444	$34,769,824	$1,003,557	$6,290,885
Investments in Affiliates	559,265	50,745	11,985	311,286	117	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,406	2	222	903	7,506	96	0
Over the counter	3,229	5,060	701	137	25,325	0	0
Cash	195	0	1	15	142	0	0
Deposits with counterparty	30,702	354	7,850	45,684	10,418	782	2,759
Foreign currency, at value	0	286	476	1	16,464	0	0
Receivable for investments sold	37	726	90	10,391	1,943,251	2,721	3,167
Receivable for TBA investments sold	2,120,784	0	0	196,720	2,334,400	183,441	1,965,826
Receivable for Portfolio shares sold	23,377	100	90	1,260	107,154	0	0
Interest and/or dividends receivable	6,025	5,057	6,762	36,964	303,542	1,676	13,504
Dividends receivable from Affiliates	176	15	5	112	7	0	0
Other assets	0	0	0	0	0	0	0
Total Assets	8,720,670	554,345	495,026	5,262,917	39,518,150	1,192,273	8,276,141

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$6,573,577	$0	$0
Payable for sale-buyback transactions	0	0	0	0	186,211	0	0
Payable for short sales	0	0	6,206	0	0	0	3,295
Financial Derivative Instruments
Exchange-traded or centrally cleared	7	0	137	194	1,166	2	1
Over the counter	3,115	4,819	288	1,719	21,061	0	0
Payable for investments purchased	32,401	3,856	5,807	1,158	40,249	2,500	527,000
Payable for investments in Affiliates purchased	176	15	5	112	7	0	0
Payable for TBA investments purchased	3,973,121	0	0	418,880	4,963,703	297,996	3,405,116
Deposits from counterparty	5,934	3,498	1,451	980	22,101	250	1,358
Payable for Portfolio shares redeemed	3,366	0	0	0	165,960	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	0	0	330
Accrued investment advisory fees	78	9	8	80	465	15	71
Accrued supervisory and administrative fees	117	45	12	120	698	22	106
Accrued reimbursement to PIMCO	2	0	0	2	11	0	2
Other liabilities	0	3	1	12	96	3	6
Total Liabilities	4,018,317	12,245	13,915	423,257	11,975,305	300,788	3,937,285

Net Assets	$4,702,353	$542,100	$481,111	$4,839,660	$27,542,845	$891,485	$4,338,856

Net Assets Consist of:

Paid in capital	$4,631,959	$545,093	$505,082	$4,647,180	$22,758,772	$877,280	$4,157,856
Distributable earnings (accumulated loss)	70,394	(2,993)	(23,971)	192,480	4,784,073	14,205	181,000

Net Assets	$4,702,353	$542,100	$481,111	$4,839,660	$27,542,845	$891,485	$4,338,856

Shares Issued and Outstanding	375,100	55,060	64,896	490,007	2,054,191	88,578	413,867

Net Asset Value Per Share Outstanding(a):	$12.54	$9.85	$7.41	$9.88	$13.41	$10.06	$10.48

Cost of investments in securities	$5,917,170	$492,457	$463,422	$4,463,165	$30,690,054	$992,541	$6,180,432
Cost of investments in Affiliates	$557,768	$50,583	$12,387	$311,002	$117	$0	$0
Cost of foreign currency held	$0	$669	$477	$1	$14,831	$0	$0
Proceeds received on short sales	$0	$0	$8,483	$0	$0	$0	$3,287
Cost or premiums of financial derivative instruments, net	$(7,382)	$(1,670)	$8,417	$(1,464)	$(101,437)	$(45)	$(147)

* Includes repurchase agreements of:	$7,886	$775	$7,162	$4,044	$5,381	$134,595	$1,516,138

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$6,107,182	$139,618	$108,813	$604,519	$12,773,177	$2,721,194
50,148	9,929	1,352	37,533	0	10,396

1,790	0	0	304	0	3,352
4,218	0	0	583	0	0
202	0	0	0	0	1
19,661	0	0	370	3,570	2,162
0	0	9	0	0	0
866	0	122	170	0	737
4,543,335	0	0	130,715	0	39,530
650	40	20	0	24,300	770
6,400	1,530	403	754	6,894	15,236
7	3	0	11	0	2
2	0	0	0	0	0
10,734,461	151,120	110,719	774,959	12,807,941	2,793,380

$264,903	$0	$48,288	$0	$0	$236,118
0	0	0	0	0	0
215,188	0	0	0	0	21,395

0	0	0	64	0	3,521
4,053	0	1	191	0	0
12,598	0	0	3,700	2,577,928	0
7	3	0	11	0	2
7,975,303	0	0	287,935	0	18,119
10,675	0	0	1,124	0	0
0	0	0	0	1,200	0
0	0	0	0	1	0
0	0	0	0	237	0
37	2	1	8	151	42
56	4	2	12	227	62
1	0	0	1	4	1
0	0	0	0	0	0
8,482,821	9	48,292	293,046	2,579,748	279,260

$2,251,640	$151,111	$62,427	$481,913	$10,228,193	$2,514,120

$2,126,364	$136,089	$20,440	$554,849	$10,223,468	$2,043,533
125,276	15,022	41,987	(72,936)	4,725	470,587

$2,251,640	$151,111	$62,427	$481,913	$10,228,193	$2,514,120

192,214	21,260	6,958	51,378	1,021,314	206,115

$11.71	$7.11	$8.97	$9.38	$10.01	$12.20

$6,059,498	$128,388	$100,319	$600,706	$12,768,886	$2,460,118
$50,147	$9,922	$1,351	$37,352	$0	$10,395
$0	$0	$10	$0	$0	$0
$215,623	$0	$0	$0	$0	$21,384
$(23,225)	$0	$(354)	$(1,096)	$0	$19,610

$1,109	$111	$465	$4,234	$8,414,544	$5,029

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Consolidated Statements of Assets and Liabilities

September 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$339,850	$9,252,885	$19,349,401
Investments in Affiliates	154,708	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,467	1,088	0
Over the counter	3,258	4,018	4,128
Cash	11	0	1
Deposits with counterparty	38,927	22,000	0
Foreign currency, at value	4,447	388	2,173
Receivable for investments sold	196	20,093	12
Receivable for Portfolio shares sold	120	0	0
Interest and/or dividends receivable	356	18,467	11,908
Dividends receivable from Affiliates	43	0	0
Other assets	1	0	1
Total Assets	543,384	9,318,939	19,367,624

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$22,235	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	796	631	0
Over the counter	3,801	1,346	10,318
Payable for investments purchased	0	482,757	1,257,926
Payable for investments in Affiliates purchased	43	0	0
Deposits from counterparty	2,337	5,846	3,713
Payable for Portfolio shares redeemed	0	0	200
Overdraft due to custodian	0	930	0
Accrued investment advisory fees	9	0	0
Accrued supervisory and administrative fees	42	0	0
Total Liabilities	7,028	513,745	1,272,157

Net Assets	$536,356	$8,805,194	$18,095,467

Net Assets Consist of:

Paid in capital	$763,886	$8,965,335	$18,088,105
Distributable earnings (accumulated loss)	(227,530)	(160,141)	7,362

Net Assets	$536,356	$8,805,194	$18,095,467

Shares Issued and Outstanding	100,609	879,397	1,835,095

Net Asset Value Per Share Outstanding(a):	$5.33	$10.01	$9.86

Cost of investments in securities	$340,253	$9,220,306	$19,333,103
Cost of investments in Affiliates	$154,476	$0	$0
Cost of foreign currency held	$5,085	$393	$2,127
Cost or premiums of financial derivative instruments, net	$(12,644)	$(2,283)	$0

* Includes repurchase agreements of:	$107,595	$1,350,447	$4,329,118

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest, net of foreign taxes*	$56,536	$7,459	$12,749	$59,907
Dividends	0	0	241	588
Dividends from Investments in Affiliates	1,654	207	59	707
Total Income	58,190	7,666	13,049	61,202

Expenses:

Investment advisory fees	448	52	44	419
Supervisory and administrative fees	672	260	66	629
Trustee fees	9	1	1	7
Interest expense	3	1	133	6
Miscellaneous expense	19	1	2	26
Total Expenses	1,151	315	246	1,087
Waiver and/or Reimbursement by PIMCO	(10)	(1)	(1)	(7)
Net Expenses	1,141	314	245	1,080

Net Investment Income (Loss)	57,049	7,352	12,804	60,122

Net Realized Gain (Loss):

Investments in securities	45,892	(7,744)	(5,160)	19,700
Investments in Affiliates	(139)	(227)	(221)	(522)
Exchange-traded or centrally cleared financial derivative instruments	(4,033)	1,998	(1,519)	(55,091)
Over the counter financial derivative instruments	4,723	8,155	(1,306)	2,710
Short sales	0	0	11	0
Foreign currency	0	(351)	(339)	0

Net Realized Gain (Loss)	46,443	1,831	(8,534)	(33,203)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	148,210	29,632	48,001	242,420
Investments in Affiliates	2,366	673	377	1,139
Exchange-traded or centrally cleared financial derivative instruments	(867)	(1,768)	(2,625)	59,339
Over the counter financial derivative instruments	10,615	(1,029)	1,190	3,633
Short sales	0	0	210	0
Foreign currency assets and liabilities	0	(216)	(121)	0

Net Change in Unrealized Appreciation (Depreciation)	160,324	27,292	47,032	306,531

Net Increase (Decrease) in Net Assets Resulting from Operations	$263,816	$36,475	$51,302	$333,450

* Foreign tax withholdings	$0	$4	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Statements of Operations (Cont.)

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest, net of foreign taxes*	$584,020	$6,025	$33,079	$28,870	$2,531
Dividends	1,929	0	0	0	0
Dividends from Investments in Affiliates	321	0	0	107	17
Total Income	586,270	6,025	33,079	28,977	2,548

Expenses:

Investment advisory fees	2,730	82	407	216	15
Supervisory and administrative fees	4,094	122	610	325	23
Trustee fees	55	2	7	4	0
Interest expense	6,763	2	2	490	0
Miscellaneous expense	179	2	10	7	1
Total Expenses	13,821	210	1,036	1,042	39
Waiver and/or Reimbursement by PIMCO	(55)	(2)	(7)	(4)	(0)
Net Expenses	13,766	208	1,029	1,038	39

Net Investment Income (Loss)	572,504	5,817	32,050	27,939	2,509

Net Realized Gain (Loss):

Investments in securities	537,888	8,355	56,745	96,824	(79)
Investments in Affiliates	1,383	0	0	571	12
Exchange-traded or centrally cleared financial derivative instruments	(251,623)	238	(1,135)	(16,302)	0
Over the counter financial derivative instruments	37,780	6	0	5,709	0
Short sales	0	0	0	0	0
Foreign currency	(1,854)	0	0	0	0

Net Realized Gain (Loss)	323,574	8,599	55,610	86,802	(67)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,854,978	4,861	31,914	(42,553)	3,462
Investments in Affiliates	(119)	0	0	(210)	18
Exchange-traded or centrally cleared financial derivative instruments	406,381	(502)	332	18,238	0
Over the counter financial derivative instruments	23,605	(2)	0	3,362	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	(565)	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	2,284,280	4,357	32,246	(21,163)	3,480

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,180,358	$18,773	$119,906	$93,578	$5,922

* Foreign tax withholdings	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$1,597	$5,169	$19,984	$32,489
0	0	0	0
9	168	0	31
1,606	5,337	19,984	32,520

11	48	777	257
16	72	1,166	386
1	1	14	5
239	3	6	183
0	3	19	7
267	127	1,982	838
(1)	(1)	(14)	(5)
266	126	1,968	833

1,340	5,211	18,016	31,687

64,561	4,549	550	84,640
49	(101)	0	21
0	744	0	156,306
751	678	0	0
0	0	0	0
(2)	0	0	0

65,359	5,870	550	240,967

(30,894)	11,083	35,483	(100,616)
1	457	0	(2)
0	(384)	0	(131,754)
(695)	1,530	0	0
0	0	0	0
1	0	0	0

(31,587)	12,686	35,483	(232,372)

$35,112	$23,767	$54,049	$40,282

$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Consolidated Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest	$411	$66,215	$37,114
Dividends from Investments in Affiliates	318	0	0
Total Income	729	66,215	37,114

Expenses:

Investment advisory fees	51	0	0
Supervisory and administrative fees	257	0	0
Trustee fees	1	0	0
Interest expense	7	81	159
Miscellaneous expense	2	0	1
Total Expenses	318	81	160
Waiver and/or Reimbursement by PIMCO	(1)	0	0
Net Expenses	317	81	160

Net Investment Income (Loss)	412	66,134	36,954

Net Realized Gain (Loss):

Investments in securities	(7,380)	(28,552)	(19,091)
Investments in Affiliates	377	0	0
Exchange-traded or centrally cleared financial derivative instruments	(52,743)	(88,062)	0
Over the counter financial derivative instruments	8,508	(21,335)	(17,011)
Foreign currency	1,946	21	11,911

Net Realized Gain (Loss)	(49,292)	(137,928)	(24,191)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,179	303,309	83,885
Investments in Affiliates	31	0	0
Exchange-traded or centrally cleared financial derivative instruments	39,188	78,964	0
Over the counter financial derivative instruments	(10,883)	12,826	17,903
Foreign currency assets and liabilities	(2,077)	(1,282)	(555)

Net Change in Unrealized Appreciation (Depreciation)	39,438	393,817	101,233

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,442)	$322,023	$113,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$57,049	$180,399	$7,352	$16,722	$12,804	$32,470	$60,122	$105,307
Net realized gain (loss)	46,443	32,055	1,831	(36,636)	(8,534)	(10,440)	(33,203)	318
Net change in unrealized appreciation (depreciation)	160,324	(276,198)	27,292	(9,999)	47,032	(32,327)	306,531	(148,328)

Net Increase (Decrease) in Net Assets Resulting from Operations	263,816	(63,744)	36,475	(29,913)	51,302	(10,297)	333,450	(42,703)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(60,002)	(197,509)	0	(115)	(13,501)	(47,002)	(47,006)	(100,007)
Tax basis return of capital	0	0	0	(3,701)	0	0	0	0

Total Distributions(a)	(60,002)	(197,509)	0	(3,816)	(13,501)	(47,002)	(47,006)	(100,007)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	495,928	(376,755)	24,527	56,143	55,116	(81,612)	1,546,487	506,738

Total Increase (Decrease) in Net Assets	699,742	(638,008)	61,002	22,414	92,917	(138,911)	1,832,931	364,028

Net Assets:

Beginning of period	4,002,611	4,640,619	481,098	458,684	388,194	527,105	3,006,729	2,642,701
End of period	$4,702,353	$4,002,611	$542,100	$481,098	$481,111	$388,194	$4,839,660	$3,006,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$572,504	$1,030,323	$5,817	$23,297	$32,050	$81,323
Net realized gain (loss)	323,574	727,149	8,599	2,305	55,610	33,489
Net change in unrealized appreciation (depreciation)	2,284,280	836,678	4,357	4,815	32,246	65,952

Net Increase (Decrease) in Net Assets Resulting from Operations	3,180,358	2,594,150	18,773	30,417	119,906	180,764

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(500,025)	(1,714,048)	(8,001)	(26,502)	(40,002)	(93,208)
Tax basis return of capital	0	0	0	0	0	0

Total Distributions(a)	(500,025)	(1,714,048)	(8,001)	(26,502)	(40,002)	(93,208)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	1,501,752	267,265	114,402	(166,276)	535,432	1,019,520

Total Increase (Decrease) in Net Assets	4,182,085	1,147,367	125,174	(162,361)	615,336	1,107,076

Net Assets:

Beginning of period	23,360,760	22,213,393	766,311	928,672	3,723,520	2,616,444
End of period	$27,542,845	$23,360,760	$891,485	$766,311	$4,338,856	$3,723,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$27,939	$68,092	$2,509	$5,610	$1,340	$16,267	$5,211	$18,582
86,802	104,567	(67)	2,850	65,359	4,614	5,870	3,355
(21,163)	10,367	3,480	(404)	(31,587)	37,721	12,686	(23,368)

93,578	183,026	5,922	8,056	35,112	58,602	23,767	(1,431)

(35,001)	(84,004)	(3,000)	(9,150)	(4,000)	(12,501)	(7,201)	(21,500)
0	0	0	0	0	0	0	0

(35,001)	(84,004)	(3,000)	(9,150)	(4,000)	(12,501)	(7,201)	(21,500)

100,139	(650,909)	(15,905)	21,378	(635,694)	369,480	(37,731)	(77,387)

158,716	(551,887)	(12,983)	20,284	(604,582)	415,581	(21,165)	(100,318)

2,092,924	2,644,811	164,094	143,810	667,009	251,428	503,078	603,396
$2,251,640	$2,092,924	$151,111	$164,094	$62,427	$667,009	$481,913	$503,078

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$18,016	$141,975	$31,687	$49,650
Net realized gain (loss)	550	193	240,967	192,933
Net change in unrealized appreciation (depreciation)	35,483	(31,816)	(232,372)	407,116

Net Increase (Decrease) in Net Assets Resulting from Operations	54,049	110,352	40,282	649,699

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(18,044)	(142,155)	(25,002)	(66,706)
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(18,044)	(142,155)	(25,002)	(66,706)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	3,891,070	302,762	(269,252)	757,763

Total Increase (Decrease) in Net Assets	3,927,075	270,959	(253,972)	1,340,756

Net Assets:

Beginning of period	6,301,118	6,030,159	2,768,092	1,427,336
End of period	$10,228,193	$6,301,118	$2,514,120	$2,768,092

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$412	$1,732	$66,134	$367,580	$36,954	$274,264
Net realized gain (loss)	(49,292)	(66,823)	(137,928)	11,126	(24,191)	76,809
Net change in unrealized appreciation (depreciation)	39,438	(14,530)	393,817	(324,672)	101,233	(97,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,442)	(79,621)	322,023	54,034	113,996	253,476

Distributions to Shareholders:

From net investment income and/or net realized capital gains	0	(17,001)	(64,287)	(376,584)	(40,640)	(315,757)

Total Distributions(a)	0	(17,001)	(64,287)	(376,584)	(40,640)	(315,757)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	21,308	64,532	(1,757,862)	(3,106,039)	1,658,690	3,134,864

Total Increase (Decrease) in Net Assets	11,866	(32,090)	(1,500,126)	(3,428,589)	1,732,046	3,072,583

Net Assets:

Beginning of period	524,490	556,580	10,305,320	13,733,909	16,363,421	13,290,838
End of period	$536,356	$524,490	$8,805,194	$10,305,320	$18,095,467	$16,363,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Statements of Cash Flows

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$3,180,358	$35,112

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(25,693,947)	(243,994)
Proceeds from sales of long-term securities	23,197,935	1,279,912
(Purchases) Proceeds from sales of short-term portfolio investments, net	109,360	27,826
(Increase) decrease in deposits with counterparty	71,758	1,350
(Increase) decrease in receivable for investments sold	(1,555,401)	18
(Increase) decrease in interest and/or dividends receivable	(24,963)	1,517
(Increase) decrease in dividends receivable from Affiliates	120	6
(Increase) decrease in reimbursement receivable from PIMCO	2	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	135,824	0
Proceeds from (Payments on) over the counter financial derivative instruments	51,921	301
Increase (decrease) in payable for investments purchased	95,571	(6)
Increase (decrease) in deposits from counterparty	(97,085)	(471)
Increase (decrease) in accrued investment advisory fees	92	(10)
Increase (decrease) in accrued supervisory and administrative fees	139	(15)
Proceeds from (Payments on) foreign currency transactions	(2,419)	(1)
Increase (decrease) in other liabilities	88	0
Net Realized (Gain) Loss
Investments in securities	(537,888)	(64,561)
Investments in Affiliates	(1,383)	(49)
Exchange-traded or centrally cleared financial derivative instruments	251,623	0
Over the counter financial derivative instruments	(37,780)	(751)
Foreign currency	1,854	2
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,854,978)	30,894
Investments in Affiliates	119	(1)
Exchange-traded or centrally cleared financial derivative instruments	(406,381)	0
Over the counter financial derivative instruments	(23,605)	695
Foreign currency assets and liabilities	565	(1)
Net amortization (accretion) on investments	18,749	794

Net Cash Provided by (Used for) Operating Activities	(3,119,752)	1,068,567

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	6,453,196	6,530

Payments on shares redeemed	(5,240,473)	(648,315)
Cash distributions paid*	(3,550)	(69)
Proceeds from reverse repurchase agreements	189,840,608	1,188,566
Payments on reverse repurchase agreements	(188,123,726)	(1,602,070)
Proceeds from sale-buyback transactions	9,961,673	141,618
Payments on sale-buyback transactions	(9,807,993)	(157,556)

Net Cash Received from (Used for) Financing Activities	3,079,735	(1,071,296)

Net Increase (Decrease) in Cash and Foreign Currency	(40,017)	(2,729)

Cash and Foreign Currency:

Beginning of period	56,623	2,738
End of period	$16,606	$9

* Reinvestment of distributions	$496,475	$3,931

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$16,845	$1,347

Non Cash Payment in Kind	$426	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Short Asset Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$322,023

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,276,856)
Proceeds from sales of long-term securities	4,596,886
(Purchases) Proceeds from sales of short-term portfolio investments, net	(492,588)
(Increase) decrease in deposits with counterparty	19,850
(Increase) decrease in receivable for investments sold	185,803
(Increase) decrease in interest and/or dividends receivable	24,805
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(9,736)
Proceeds from (Payments on) over the counter financial derivative instruments	(21,335)
Increase (decrease) in payable for investments purchased	420,922
Increase (decrease) in deposits from counterparty	(2,675)
Proceeds from (Payments on) foreign currency transactions	216
Net Realized (Gain) Loss
Investments in securities	28,552
Exchange-traded or centrally cleared financial derivative instruments	88,062
Over the counter financial derivative instruments	21,335
Foreign currency	(21)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(303,309)
Exchange-traded or centrally cleared financial derivative instruments	(78,964)
Over the counter financial derivative instruments	(12,826)
Foreign currency assets and liabilities	1,282
Net amortization (accretion) on investments	3,245

Net Cash Provided by (Used for) Operating Activities	3,514,671

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,645,052
Payments on shares redeemed	(3,717,119)
Increase (decrease) in overdraft due to custodian	930
Cash distributions paid*	(82)
Proceeds from reverse repurchase agreements	7,070,755
Payments on reverse repurchase agreements	(9,105,360)
Proceeds from sale-buyback transactions	1,201
Payments on sale-buyback transactions	(1,201)

Net Cash Received from (Used for) Financing Activities	(4,105,824)

Net Increase (Decrease) in Cash and Foreign Currency	(591,153)

Cash and Foreign Currency:

Beginning of period	591,541
End of period	$388

* Reinvestment of distributions	$64,205

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$455

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.0%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.5%

Ambac Assurance Corp.
5.100% due 06/07/2021	$43	$59

Ambac LSNI LLC
6.000% due 02/12/2023 •	160	160

Preferred Term Securities Ltd.
0.600% (US0003M + 0.350%) due 03/22/2038 ~	28,439	24,457
1.157% (US0003M + 0.860%) due 07/03/2033 ~	1,503	1,443

		26,119

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	965	1,085

Times Square Hotel Trust
8.528% due 08/01/2026	3,600	3,931

UAL Pass-Through Trust
6.636% due 01/02/2024	711	672

		5,688

Total Corporate Bonds & Notes (Cost $33,268)		31,807

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%

North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
1.396% (US0003M + 1.100%) due 04/01/2040 ~	378	379

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,890	3,095

Total Municipal Bonds & Notes (Cost $3,109)		3,474

U.S. GOVERNMENT AGENCIES 48.7%

Fannie Mae
0.235% due 07/25/2037 •	1,028	1,012
0.305% due 03/25/2036 •	13	13
0.388% due 05/25/2032 •	4	4
0.415% due 08/25/2031 •	79	77
0.551% due 09/17/2027 •	1	1
0.598% due 06/25/2021 - 02/25/2033 •	58	58
0.648% due 09/25/2021 - 03/25/2022 •	1	1
0.750% due 11/18/2031 •	2	2
0.798% due 11/25/2031 •	29	29
0.898% due 05/25/2022 •	1	1
1.048% due 08/25/2023 •	4	4
1.148% due 12/25/2023 - 04/25/2032 •	8	8
1.298% due 10/25/2022 - 09/25/2023 •	3	3
1.588% due 02/01/2033 •	53	54
1.750% due 12/25/2023 •	6	6
2.245% due 07/01/2035 •	9	9
2.255% due 03/01/2030 •	5	5
2.325% due 08/01/2033 •	7	7
2.354% due 09/01/2033 •	16	16
2.355% due 05/01/2025 •	2	2
2.371% due 03/01/2044 - 10/01/2044 •	40	41
2.375% due 09/01/2033 •	7	7
2.571% due 11/01/2030 - 10/01/2040 •	21	21
2.590% due 05/01/2033 •	12	12
2.598% due 03/01/2035 •	7	7
2.605% due 08/01/2035 •	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.617% due 06/01/2033 •	$7	$7
2.855% due 06/01/2033 •	9	9
2.875% due 10/01/2028 •	3	3
2.941% due 07/01/2033 •	5	5
2.953% due 09/01/2033 •	4	4
3.035% due 05/01/2034 •	13	13
3.047% due 04/01/2036 •	2	3
3.161% due 11/01/2035 •	1	1
3.218% due 11/01/2034 •	2	2
3.241% due 07/01/2033 •	5	5
3.300% due 09/01/2033 •	6	6
3.328% due 01/01/2035 •	5	5
3.361% due 05/01/2036 •	5	5
3.366% due 02/01/2035 - 03/01/2035 •	11	12
3.379% due 04/01/2033 •	5	5
3.402% due 04/01/2034 - 10/01/2034 •	4	5
3.515% due 03/01/2032 •	3	3
3.534% due 03/01/2033 •	1	1
3.535% due 11/01/2034 •	10	10
3.623% due 02/01/2035 •	4	5
3.625% due 03/01/2029 - 04/01/2032 •	17	17
3.645% due 12/01/2036 •	8	8
3.673% due 12/01/2035 •	6	6
3.694% due 03/01/2035 •	5	6
3.761% due 12/01/2036 •	8	9
3.795% due 01/01/2037 •	4	4
3.804% due 06/01/2033 •	67	67
3.831% due 05/01/2036 •	7	7
3.845% due 10/01/2031 •	5	5
3.870% due 09/01/2030 •	15	15
3.876% due 11/01/2032 •	17	17
4.000% due 11/25/2033 - 01/01/2059	530	595
4.053% due 04/01/2036 •	13	13
4.104% due 10/01/2032 •	9	9
4.250% due 10/01/2027 - 09/01/2032 •	14	14
5.000% due 06/25/2023 - 11/25/2032	435	547
5.500% due 09/25/2035	1,752	2,379
5.852% due 11/25/2049 •(a)	1,053	178
6.500% due 06/25/2028	17	19
7.000% due 07/25/2042	4	5
7.500% due 08/25/2021 - 07/25/2022	5	5
8.500% due 01/25/2025 - 04/01/2032	22	23

Freddie Mac
0.278% due 08/25/2031 •	51	49
0.402% due 10/15/2032 •	5	5
0.420% due 10/15/2022 •	2	1
0.502% due 12/15/2029 •	8	8
0.602% due 12/15/2031 •	3	3
0.636% due 01/25/2034 ~(a)	86,517	4,356
0.702% due 04/15/2022 - 08/15/2031 •	7	7
0.814% due 12/25/2022 ~(a)	83,964	409
0.930% due 03/25/2034 ~(a)	68,487	5,333
1.217% due 05/15/2023 •	4	4
1.262% due 05/15/2023 •	2	2
2.219% due 10/25/2044 •	1,898	1,953
2.231% due 09/01/2035 •	5	6
2.371% due 02/25/2045 •	12	12
2.419% due 07/25/2044 •	413	426
2.465% due 09/01/2035 •	2	2
2.711% due 07/01/2037 •	7	7
2.750% due 09/25/2023 •	78	79
2.953% due 08/01/2023 •	3	3
3.000% due 09/01/2046 - 03/01/2048	34,432	36,076
3.152% due 01/01/2035 •	5	6
3.168% due 09/01/2033 •	18	18
3.303% due 02/01/2026 •	1	1
3.500% due 07/01/2046 - 02/01/2048	333	359
3.625% due 02/01/2035 •	3	3
3.677% due 01/01/2035 •	6	6
3.678% due 02/01/2035 •	6	7
3.708% due 04/01/2032 •	67	68

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.723% due 04/01/2033 •	$2	$2
3.730% due 04/01/2034 •	11	11
3.737% due 01/01/2035 •	6	6
3.742% due 02/01/2035 •	12	13
3.755% due 03/01/2034 •	14	15
3.774% due 10/01/2034 •	11	12
3.779% due 02/01/2035 •	15	15
3.808% due 03/01/2028 •	3	3
3.831% due 03/01/2032 •	28	28
3.943% due 12/01/2033 •	20	20
3.990% due 11/01/2023 •	1	1
4.000% due 10/15/2033	35	39
4.006% due 11/01/2034 •	17	18
4.020% due 02/01/2036 •	7	7
4.040% due 11/01/2034 •	13	14
4.090% due 09/01/2028 •	3	3
4.165% due 03/01/2030 •	4	4
4.337% due 05/01/2026 •	6	6
5.000% due 02/15/2036	187	217
5.500% due 05/15/2036	15	17
5.780% due 08/01/2031 •	17	19
6.500% due 03/15/2021 - 07/25/2043	377	470
7.000% due 06/15/2029	8	9
7.500% due 02/15/2023 - 01/15/2031	4	5
8.000% due 03/15/2023	4	5

Ginnie Mae
0.605% due 02/20/2061 •	324	325
0.905% due 09/20/2063 •	3,240	3,262
2.875% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2021 ~	1	1
2.875% due 05/20/2030 - 05/20/2032 •	40	42
3.000% (H15T1Y + 1.500%) due 01/20/2023 ~	1	1
3.000% due 01/20/2027 - 02/20/2030 •	29	29
3.125% (H15T1Y + 1.500%) due 10/20/2026 ~	11	12
3.125% due 12/20/2027 - 10/20/2033 •	20	21
3.250% due 07/20/2029 - 09/20/2033 •	62	64
3.500% due 01/20/2034 •	2	2

Uniform Mortgage-Backed Security
2.500% due 02/01/2023	142	149
3.000% due 12/01/2026 - 10/01/2046	3,137	3,297
3.500% due 03/01/2040 - 02/01/2050	89,050	94,404
4.000% due 11/01/2041 - 12/01/2049	264,417	282,133
8.500% due 09/01/2021 - 06/01/2030	10	11

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	295,400	304,114
2.500% due 11/01/2035 - 12/01/2050	583,100	610,044
3.000% due 10/01/2035 - 11/01/2050	196,800	206,269
3.500% due 10/01/2050 - 11/01/2050	458,300	483,607
4.000% due 10/01/2050 - 11/01/2050	233,500	249,276

Total U.S. Government Agencies (Cost $2,275,708)		2,292,699

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
2.375% due 05/15/2029 (e)(g)	8,900	10,242

Total U.S. Treasury Obligations (Cost $9,059)		10,242

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.2%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	2,600	2,884

225 Liberty Street Trust
3.597% due 02/10/2036	2,000	2,203

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adjustable Rate Mortgage Trust
0.688% due 11/25/2035 •	$510	$503
0.708% due 11/25/2035 •	869	843
3.671% due 04/25/2035 ~	28	28

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	15,592	14,451

American Home Mortgage Investment Trust
2.314% due 06/25/2045 •	1,627	1,629

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	947	953

AREIT Trust
1.172% due 09/14/2036 •	30,000	29,680

Ashford Hospitality Trust
1.602% due 06/15/2035 •	3,100	2,892
2.002% due 06/15/2035 •	2,300	2,090
2.902% due 06/15/2035 •	3,200	2,672

BAMLL Commercial Mortgage Securities Trust
1.202% due 04/15/2036 •	3,500	3,377
1.352% due 03/15/2034 •	900	853

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	2,510	2,473

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~	43,809	46,459

Banc of America Funding Trust
0.302% due 10/26/2036 ~	65,290	59,144
0.346% due 10/20/2036 •	4,447	3,999
0.831% due 04/20/2035 •	790	789
3.578% due 09/20/2046 ^~	1,600	1,533
3.754% due 10/20/2046 ^~	375	331
4.199% due 01/20/2047 ^~	10	9

Banc of America Mortgage Trust
3.352% due 10/25/2035 ^~	382	380
3.385% due 06/25/2035 ~	355	334
3.603% due 06/25/2034 ~	202	197
3.872% due 12/25/2033 ~	64	63
4.103% due 11/25/2033 ~	17	17

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •	952	941
1.352% due 08/15/2032 •	2,221	2,211
1.752% due 08/15/2032 •	7,300	7,308

Barclays Commercial Mortgage Securities Trust
1.402% due 02/15/2033 •	8,343	8,059
2.202% due 02/15/2033 •	5,550	5,338
3.252% due 02/15/2033 •	35,400	33,985

Barclays UBS Trust
2.892% due 06/05/2030	27,000	25,702

Bear Stearns Adjustable Rate Mortgage Trust
2.596% due 02/25/2036 ^~	117	113
2.625% due 10/25/2034 ~	51	51
2.781% due 11/25/2030 ~	32	31
2.912% due 02/25/2035 ~	159	163
3.034% due 11/25/2034 ~	209	197
3.117% due 05/25/2034 ~	55	49
3.203% due 08/25/2035 ~	1,040	1,025
3.751% due 02/25/2033 ~	4	3
3.807% due 04/25/2034 ~	65	62
3.851% due 05/25/2033 ~	135	124
3.874% due 05/25/2047 ^~	442	428
4.051% due 01/25/2034 ~	39	40

Bear Stearns ALT-A Trust
3.005% due 04/25/2035 ~	41	40
3.169% due 01/25/2036 ^~	750	759
3.248% due 08/25/2036 ^~	1,286	947
3.261% due 11/25/2035 ^~	1,234	936
3.291% due 02/25/2036 ^~	3,952	3,325
3.368% due 07/25/2035 ~	12,270	10,032
3.477% due 12/25/2033 ~	266	262
3.535% due 08/25/2036 ^~	1,281	850

Bear Stearns Mortgage Securities, Inc.
3.219% due 06/25/2030 ~	6	6

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	704	585
6.765% due 12/26/2046 ^~	4,010	3,563

BellaVista Mortgage Trust
0.406% due 05/20/2045 •	2,621	1,962
0.888% due 02/25/2035 •	3,722	2,873

Chase Mortgage Finance Trust
3.826% due 12/25/2035 ^~	1,084	1,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.800% due 01/25/2035 ~	$496	$476

Citigroup Commercial Mortgage Trust
0.982% due 12/15/2036 •	9,200	8,860
1.302% due 12/15/2036 •	1,800	1,701
3.098% due 04/10/2049	21,462	22,799
3.209% due 05/10/2049	700	775

Citigroup Global Markets Mortgage Securities, Inc.
0.648% due 05/25/2032 •	27	26
2.856% due 09/25/2033 ~	1	1
8.500% due 05/25/2032	100	101

Citigroup Mortgage Loan Trust
0.948% due 08/25/2035 ^•	190	173
2.530% due 10/25/2035 •	18	18
2.570% due 05/25/2035 •	13	13
3.177% due 08/25/2035 ~	219	218
3.228% due 09/25/2059 þ	631	637
4.190% due 11/25/2035 •	901	868

Citigroup Mortgage Loan Trust, Inc.
0.478% due 12/25/2034 •	119	119
1.940% due 09/25/2035 •	700	684

Commercial Mortgage Trust
2.950% due 08/15/2057	1,000	1,120
3.545% due 02/10/2036	3,800	4,154

Community Program Loan Trust
4.500% due 04/01/2029	37	37

Countrywide Alternative Loan Trust
0.308% due 07/25/2036 •	1,905	1,936
0.336% due 02/20/2047 ^•	2,012	1,533
0.338% due 09/25/2046 ^•	398	372
0.348% due 06/25/2037 •	669	605
0.351% due 12/20/2046 ^•	9,333	7,773
0.356% due 07/20/2046 ^•	781	593
0.366% due 03/20/2046 •	346	293
0.418% due 02/25/2036 •	112	100
0.428% due 12/25/2035 •	521	502
0.438% due 11/25/2035 •	1,895	1,409
0.648% due 05/25/2035 ^•	254	227
0.648% due 06/25/2035 •	1,904	1,739
0.675% due 05/25/2035 •	127	108
0.768% due 10/25/2035 •	812	686
0.788% due 07/25/2035 •	5,085	5,038
0.796% due 11/20/2035 •	264	241
0.808% due 10/25/2035 •	3,714	2,986
0.918% due 11/25/2035 •	2,084	1,852
1.859% due 03/25/2047 ^•	3,844	3,235
2.019% due 02/25/2036 •	800	737
2.269% due 11/25/2047 ^•	5,518	4,750
2.301% due 08/25/2035 ~	3,763	3,599
2.399% due 11/25/2047 ^•	10,064	8,723
5.500% due 11/25/2035 ^	1,080	894
5.500% due 03/25/2036 ^	84	57
5.750% due 03/25/2037 ^•	347	279
5.750% due 04/25/2047 ^	474	386
6.250% due 12/25/2033	22	23
6.500% due 11/25/2031	73	77

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •	24	22
0.748% due 03/25/2035 •	34	28
0.788% due 03/25/2035 •	1,818	1,695
0.828% due 02/25/2035 •	70	65
0.848% due 02/25/2035 •	553	519
0.928% due 02/25/2035 •	101	91
1.068% due 09/25/2034 •	105	77
2.195% due 02/20/2036 ^•	110	96
2.640% due 04/25/2035 ^~	24	3
3.020% due 08/25/2034 ~	179	175
3.049% due 08/25/2034 ^~	304	319
3.418% due 07/19/2033 ~	62	62
3.597% due 02/20/2035 ~	152	151
3.601% due 06/19/2031 ~	2	2
3.717% due 05/19/2033 ~	9	8
3.793% due 02/20/2036 ^•	183	177
3.866% due 02/25/2034 ~	49	49
3.889% due 02/19/2034 ~	17	16
3.990% due 02/19/2034 ~	11	12
6.000% due 11/25/2037 ^	157	127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	$94	$87
1.298% due 09/25/2034 ^•	1,045	1,094
2.683% due 12/25/2032 ^~	35	30
3.505% due 06/25/2033 ~	235	230
3.671% due 12/25/2033 ~	164	160
5.750% due 04/25/2033	9	9
6.250% due 07/25/2035	272	299
7.000% due 02/25/2033	16	17

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	10	10
3.319% due 10/25/2033 ~	94	98
5.500% due 11/25/2035	217	197

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058	617	623
5.750% due 12/26/2035	316	292

Credit Suisse Mortgage Capital LLC
3.304% due 09/15/2037	6,811	6,859

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	283	238

Credit Suisse Mortgage Capital Trust
2.257% due 08/15/2037	1,200	1,241
2.750% due 01/25/2060 ~	9,795	9,866
3.050% due 10/27/2059 ~	867	874
3.120% due 12/26/2059 ~	876	884
3.250% due 01/25/2060 ~	7,373	7,372
3.322% due 10/25/2058 ~	457	462

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.328% due 01/25/2047 •	6,168	5,492

Downey Savings & Loan Association Mortgage Loan Trust
1.959% due 04/19/2046 •	498	475

First Horizon Alternative Mortgage Securities Trust
2.474% due 09/25/2034 ~	763	745
2.930% due 03/25/2035 ~	141	112
3.014% due 06/25/2034 ~	1,266	1,252
3.197% due 07/25/2035 ~	7,578	7,448

GCAT LLC
2.981% due 09/25/2025 «þ	1,000	1,000

GMAC Mortgage Corp. Loan Trust
4.500% due 05/25/2035 ~	10	9

GreenPoint Mortgage Funding Trust
0.358% due 04/25/2036 •	206	196
0.608% due 06/25/2045 •	12,215	10,176

GS Mortgage Securities Corp. Trust
1.252% due 07/15/2032 •	5,000	4,939
3.104% due 05/10/2034	15,900	15,243
3.551% due 04/10/2034	7,490	7,562
3.924% due 10/10/2032	13,300	13,011

GS Mortgage Securities Trust
3.621% due 10/10/2035	2,000	2,193

GSMPS Mortgage Loan Trust
0.498% due 09/25/2035 •	22,137	18,465
0.498% due 01/25/2036 •	26,656	21,710
7.000% due 06/25/2043	424	483
8.000% due 09/19/2027 ~	219	214

GSR Mortgage Loan Trust
0.498% due 01/25/2034 •	6	6
2.937% due 04/25/2035 ~	522	509
3.783% due 01/25/2036 ^~	227	227
3.864% due 04/25/2035 ~	489	473
3.877% due 09/25/2035 ~	65	66
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
0.336% due 07/19/2046 ^•	2,086	1,206
0.346% due 02/19/2046 •	318	306
0.361% due 12/19/2036 •	1,255	1,105
0.596% due 05/19/2035 •	170	158
0.636% due 06/19/2035 •	9,087	8,881
0.636% due 03/19/2036 ^•	224	206
0.856% due 01/19/2035 •	21	19
2.532% due 06/19/2045 ^•	265	156
2.825% due 11/19/2034 ~	9	10
3.291% due 12/19/2035 ^~	10	9
3.587% due 08/19/2034 ~	117	115

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton USA Trust
2.828% due 11/05/2035	$6,500	$6,515
3.719% due 11/05/2038	1,000	1,065

Impac CMB Trust
1.048% due 10/25/2033 •	8	8

Impac Secured Assets Trust
0.498% due 05/25/2036 •	51	49
0.578% due 08/25/2036 •	83	84

IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~	4	3

IndyMac Mortgage Loan Trust
0.268% due 07/25/2036 •	16,503	14,949
0.338% due 09/25/2046 •	550	498
0.378% due 07/25/2046 •	15,514	15,084
0.448% due 06/25/2037 ^•	136	74
0.628% due 04/25/2035 •	136	119
0.708% due 03/25/2035 •	58	56
0.788% due 02/25/2035 •	1,163	1,091
0.788% due 07/25/2045 •	41	36
0.948% due 11/25/2034 •	3,688	3,435
1.368% due 09/25/2034 •	107	99
3.255% due 06/25/2036 ~	2,044	1,625
3.316% due 06/25/2036 ~	1,022	1,046
3.439% due 06/25/2034 ~(a)	2,400	2,418
3.531% due 02/25/2036 ~	5,153	4,767

InTown Hotel Portfolio Trust
0.852% due 01/15/2033 •	4,900	4,796
1.202% due 01/15/2033 •	2,975	2,900
1.402% due 01/15/2033 •	2,900	2,818
2.202% due 01/15/2033 •	8,100	7,868

J.P. Morgan Chase Commercial Mortgage Securities Trust
0.952% due 02/15/2035 •	5,000	4,733

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052	1,000	1,127

JPMorgan Alternative Loan Trust
0.672% due 06/27/2037 •	2,153	1,748
2.855% due 10/25/2036 ~	6,589	6,453
11.348% due 06/27/2037 ~	14,071	9,768

JPMorgan Chase Commercial Mortgage Securities Trust
1.002% due 10/15/2032 •	5,285	5,077
1.252% due 10/15/2032 •	3,500	3,334
1.552% due 10/15/2032 •	3,600	3,362
1.602% due 12/15/2031 •	1,500	1,455
2.292% due 10/15/2032 •	5,540	5,028
2.713% due 08/15/2049	11,200	11,792
3.648% due 12/15/2049 ~	300	342
4.549% due 07/05/2033	23,151	24,169

JPMorgan Mortgage Trust
2.839% due 10/25/2035 ^~	48	41
3.332% due 07/25/2035 ~	1,299	1,278
3.460% due 10/25/2035 ~	102	95
3.631% due 04/25/2035 ~	35	37
3.744% due 06/25/2035 ~	87	76
5.000% due 07/25/2036	355	292

LB-UBS Commercial Mortgage Trust
6.275% due 04/15/2041 ~	3,982	4,019

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	286	238

Lehman XS Trust
0.378% due 04/25/2046 ^•	642	643

Manhattan West
2.130% due 09/10/2039	3,400	3,541

MASTR Adjustable Rate Mortgages Trust
0.478% due 12/25/2034 •	396	384
0.698% due 09/25/2037 •	3,500	1,617
3.000% due 12/25/2033 ~	5	4
3.036% due 07/25/2035 ~	11,490	7,219

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •	57	56

Merrill Lynch Mortgage Investors Trust
0.628% due 08/25/2035 •	12,000	10,534
0.768% due 08/25/2028 •	7	7
0.788% due 10/25/2028 •	75	73
0.888% due 03/25/2028 •	11	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.688% due 04/25/2035 ~	$15	$15
3.224% due 08/25/2033 ~	86	6
3.963% due 11/25/2035 •	6,734	6,659

Morgan Stanley Capital Trust
1.152% due 05/15/2036 •	5,347	5,146
2.041% due 07/15/2053	77,500	80,937
3.005% due 07/15/2052	8,000	8,908

Morgan Stanley Mortgage Loan Trust
0.408% due 03/25/2036 •	1,772	1,368
2.876% due 10/25/2034 ~	48	49

Morgan Stanley Resecuritization Trust
0.335% due 06/26/2047 •	16,250	14,754

Motel 6 Trust
1.072% due 08/15/2034 •	4,215	4,152
1.342% due 08/15/2034 •	14,364	14,063
2.302% due 08/15/2034 •	1,444	1,408

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	484	499

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	38,574	40,621
3.500% due 12/25/2057 ~	961	1,036
4.500% due 05/25/2058 ~	809	877

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.254% due 10/25/2034 þ	6,871	7,178

RBS Acceptance, Inc.
4.424% due 06/25/2024 ~	6	6

Ready Captial Mortgage Financing LLC
1.148% due 03/25/2034 •	12,126	11,983

Residential Accredit Loans, Inc. Trust
0.338% due 04/25/2046 •	903	804
0.348% due 10/25/2046 •	14,920	14,108
0.358% due 06/25/2037 •	197	188
2.029% due 10/25/2037 ~	1,332	1,209
3.656% due 09/25/2034 ~	5	5
6.000% due 12/25/2035	5,275	5,226
6.500% due 10/25/2036 ^	2,196	2,177

Residential Asset Securitization Trust
0.598% due 02/25/2034 •	29	25
0.598% due 04/25/2035 ^•	690	433
6.250% due 08/25/2036	2,363	2,048
6.500% due 04/25/2037 ^	4,400	1,798

Residential Funding Mortgage Securities, Inc. Trust
3.421% due 09/25/2035 ~	8,717	7,054
3.920% due 06/25/2035 ~	51	50
4.773% due 02/25/2036 ^~	65	57

RESIMAC Bastille Trust
1.084% due 09/05/2057 •	2,079	2,082

RiverView HECM Trust
0.630% due 05/25/2047 •	17,801	16,575

SACO, Inc.
7.000% due 08/25/2036	5	5

Sequoia Mortgage Trust
0.386% due 02/20/2035 •	75	72
0.506% due 10/19/2026 •	36	35
0.776% due 11/20/2034 •	31	29
0.916% due 10/20/2027 •	6	6
0.942% due 02/20/2034 •	130	124
0.956% due 10/20/2027 •	17	17
1.516% due 10/20/2027 •	257	252
1.645% due 05/20/2034 •	353	349
1.955% due 09/20/2032 ~	26	25
2.247% due 08/20/2034 ~	77	77
2.494% due 06/20/2034 ~	70	68
2.633% due 01/20/2047 ^~	617	474

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	3,182

Silverstone Master Issuer PLC
0.841% due 01/21/2070 •	360	361

Structured Adjustable Rate Mortgage Loan Trust
0.488% due 08/25/2035 •	41	41
0.883% due 06/25/2034 •	368	345
2.419% due 01/25/2035 ^•	472	437
2.419% due 05/25/2035 ^•	617	502
3.170% due 02/25/2034 ~	60	59
3.345% due 04/25/2034 ~	49	48
3.909% due 02/25/2036 ^~	268	246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.428% due 02/25/2036 ^•	$250	$233
0.448% due 02/25/2037 •	1,380	1,278
0.458% due 12/25/2035 ^•	2,927	2,740
0.688% due 08/25/2035 •	3,889	3,964
0.756% due 07/19/2034 •	575	550
0.856% due 03/19/2034 •	168	162
0.996% due 10/19/2033 •	57	54

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	66	4

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,246	941

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.359% due 07/25/2032 ~	2	2

Tharaldson Hotel Portfolio Trust
0.909% due 11/11/2034 •	11,341	10,908
1.259% due 11/11/2034 •	21,467	20,497
1.509% due 11/11/2034 •	10,693	9,941
2.159% due 11/11/2034 •	17,903	16,106

Thornburg Mortgage Securities Trust
2.302% due 09/25/2037 ~	6,529	6,600

UBS Commercial Mortgage Trust
1.002% due 02/15/2032 •	11,415	11,044

VMC Finance LLC
1.251% due 09/15/2036 •	916	901

Wachovia Bank Commercial Mortgage Trust
1.145% due 10/15/2041 ~(a)	90	0

Wachovia Mortgage Loan Trust LLC
3.793% due 10/20/2035 ~	201	153

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •	2,881	2,796
0.418% due 12/25/2045 •	2,818	2,771
0.518% due 05/25/2034 •	24,350	20,754
0.568% due 06/25/2044 •	2,181	2,106
0.648% due 07/25/2044 •	25	24
0.728% due 07/25/2045 •	256	245
0.888% due 11/25/2034 •	161	158
0.928% due 10/25/2044 •	426	421
1.844% due 11/25/2041 ~	4	3
1.859% due 11/25/2046 •	16,213	14,674
2.019% due 08/25/2046 •	9,601	9,361
2.182% due 08/25/2046 •	4,607	4,326
2.419% due 06/25/2042 •	158	151
2.419% due 08/25/2042 •	1,537	1,465
2.883% due 08/25/2033 ~	9	9
3.520% due 03/25/2033 ~	112	110
3.666% due 06/25/2034 ~	48	49
3.954% due 01/25/2033 ~	1,585	1,557

WaMu Mortgage-Backed Pass-Through Certificates
3.312% due 12/19/2039 ~	186	183

Washington Mutual Mortgage Pass-Through Certificates Trust
0.798% due 10/25/2035 •	584	504
1.849% due 11/25/2046 •	11,686	10,271
3.426% due 12/25/2032 ~	148	146
3.786% due 11/25/2030 ~	22	21
5.750% due 03/25/2033	69	72

Wells Fargo Commercial Mortgage Trust
1.001% due 12/13/2031 •	21,320	20,528
1.251% due 12/13/2031 •	17,700	16,381
1.996% due 12/13/2031 •	1,242	1,042

Wells Fargo Mortgage Loan Trust
3.202% due 09/27/2036 ~	1,627	1,533

Wells Fargo Mortgage-Backed Securities Trust
3.996% due 12/25/2036 ^~	99	92

Total Non-Agency Mortgage-Backed Securities (Cost $1,177,696)		1,184,191

ASSET-BACKED SECURITIES 52.0%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	768	620

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •	305	298
1.228% due 04/25/2035 •	1,570	1,546

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
1.198% due 12/25/2033 •	$357	$352
1.198% due 07/25/2034 •	60	60

AFC Home Equity Loan Trust
0.748% due 06/25/2028 •	222	217
0.818% due 04/25/2028 •	12	12

American Credit Acceptance Receivables Trust
0.620% due 10/13/2023	36,999	37,015

American Home Mortgage Investment Trust
0.508% due 08/25/2035 •	6	4

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023	1,500	1,503
0.660% due 12/18/2024	8,000	8,033

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.018% due 10/25/2035 •	14,780	14,252
1.063% due 01/25/2035 •	793	786
1.198% due 11/25/2034 •	7,513	7,415
1.258% due 03/25/2035 •	6,305	6,233

Amortizing Residential Collateral Trust
1.148% due 10/25/2034 •	3,039	2,989

AMSR Trust
1.632% due 07/17/2037	47,000	47,585
2.033% due 07/17/2037	11,000	11,164

Arbor Realty Commercial Real Estate Notes Ltd.
1.302% due 05/15/2037 •	2,900	2,875

Ares CLO Ltd.
1.463% due 04/17/2026 •	53	53

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.488% due 11/25/2035 •	213	213
0.638% due 10/25/2035 •	1,000	989
0.658% due 10/25/2035 •	37,500	35,221
1.198% due 11/25/2034 •	1,056	1,060
1.273% due 05/25/2034 •	1,231	1,109

Asset-Backed Funding Certificates Trust
0.288% due 11/25/2036 •	10,842	8,110
0.828% due 04/25/2033 •	571	533
1.168% due 03/25/2032 •	394	392

Asset-Backed Securities Corp. Home Equity Loan Trust
0.672% due 06/15/2031 •	111	105
1.093% due 09/25/2034 •	321	321
1.502% due 04/15/2033 •	39	38

B2R Mortgage Trust
2.567% due 06/15/2049	9,057	9,069

Bear Stearns Asset-Backed Securities Trust
0.298% due 07/25/2036 •	6,787	6,771
0.308% due 08/25/2036 •	677	840
0.398% due 07/25/2036 •	18,776	16,043
0.500% due 09/25/2034 •	60	57
0.608% due 12/25/2035 •	6,137	6,039
0.638% due 09/25/2035 •	504	502
0.698% due 10/25/2036 •	4,128	3,449
0.808% due 10/25/2032 •	17	17
0.848% due 11/25/2035 ^•	1,229	1,165
0.948% due 10/27/2032 •	17	17
1.048% due 12/25/2033 •	321	314
1.108% due 04/25/2035 •	1,262	1,263
1.148% due 10/25/2037 •	5,397	4,560
1.148% due 11/25/2042 •	115	112
1.328% due 06/25/2043 •	465	461
1.348% due 10/25/2032 •	55	55
1.398% due 08/25/2037 •	3,699	3,686
1.648% due 11/25/2042 •	71	69
1.798% due 11/25/2042 •	423	433
2.263% due 03/25/2035 •	3,000	2,720
3.444% due 07/25/2036 ~	386	382
5.500% due 01/25/2034 þ	29	30
5.500% due 12/25/2035	74	64
5.750% due 10/25/2033 þ	254	266
6.000% due 06/25/2034 þ	351	361

Bowman Park CLO Ltd.
1.436% due 11/23/2025 •	7,730	7,719

CarMax Auto Owner Trust
0.490% due 06/15/2023	2,000	2,003

Carrington Mortgage Loan Trust
1.293% due 04/17/2031 •	48,800	48,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carvana Auto Receivables Trust
2.510% due 04/15/2024	$18,000	$18,374

CDC Mortgage Capital Trust
0.768% due 01/25/2033 •	11	11
1.198% due 01/25/2033 •	160	160

Centex Home Equity Loan Trust
0.838% due 09/25/2034 •	90	90
0.868% due 06/25/2034 •	374	363
5.660% due 09/25/2034 þ	666	701

Chase Funding Trust
0.728% due 11/25/2034 •	2	2
1.048% due 05/25/2033 •	4,277	4,127
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
0.802% due 08/16/2032 •	1,270	1,272
0.870% due 08/16/2032	1,270	1,275
1.950% due 09/15/2031	14,762	14,975
2.940% due 04/15/2031	18,626	19,118

CIT Group Home Equity Loan Trust
1.123% due 12/25/2031 •	177	174

Citigroup Mortgage Loan Trust
0.228% due 01/25/2037 •	152	126
0.408% due 03/25/2036 •	6,972	6,639
0.598% due 11/25/2045 •	2,249	2,238

Citigroup Mortgage Loan Trust, Inc.
0.418% due 06/25/2037 •	8,198	7,168
1.093% due 08/25/2035 •	873	872
5.550% due 08/25/2035 þ	367	371
5.629% due 08/25/2035 þ	2,041	2,036

College Avenue Student Loans LLC
1.348% due 12/26/2047 •	6,969	6,682
3.280% due 12/28/2048	17,281	17,911
4.130% due 12/26/2047	9,510	10,048

Conseco Finance Corp.
6.220% due 03/01/2030	186	190
6.760% due 03/01/2030 ~	16	16
6.870% due 04/01/2030 ~	4	4

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	23,479	10,031

CoreVest American Finance Trust
1.358% due 08/15/2053	20,488	20,532

Countrywide Asset-Backed Certificates
0.298% due 01/25/2037 •	19,053	18,810
0.338% due 11/25/2037 •	474	471
0.398% due 01/25/2037 •	8,289	8,044
0.418% due 09/25/2036 •	2,742	2,726
0.518% due 04/25/2036 •	318	316
0.608% due 04/25/2036 •	6,475	6,078
1.018% due 04/25/2034 •	825	824
1.048% due 05/25/2032 •	166	158
1.108% due 12/25/2035 •	6,500	6,235
1.148% due 09/25/2032 •	182	178
1.198% due 08/25/2035 •	1,139	1,141

Countrywide Asset-Backed Certificates Trust
0.288% due 03/25/2047 •	3,524	3,477
0.298% due 09/25/2046 •	17,184	16,947
0.398% due 04/25/2046 ^•	12,227	11,787
0.628% due 05/25/2036 •	50,400	47,185
0.678% due 02/25/2036 •	4,253	4,231
0.878% due 04/25/2036 ^•	5,500	5,150
0.888% due 08/25/2047 •	1,087	1,060
5.125% due 12/25/2034 ~	3,873	3,949
6.047% due 05/25/2036 ^þ	313	324

Countrywide Asset-Backed Certificates Trust, Inc.
0.888% due 12/25/2034 •	20	20
0.928% due 11/25/2034 •	539	517
1.123% due 10/25/2034 •	1,109	1,088

Credit Acceptance Auto Loan Trust
1.370% due 07/16/2029	8,400	8,506
1.930% due 09/17/2029	10,300	10,491
3.210% due 08/17/2026	2,300	2,311
3.600% due 04/15/2027	5,000	5,077

Credit Suisse ABS Trust
2.625% due 10/15/2026	17,000	17,000

Credit Suisse First Boston Mortgage Securities Corp.
0.508% due 05/25/2044 •	23	23
0.768% due 01/25/2032 •	9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	$306	$318

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •	1,536	1,540

CWHEQ Revolving Home Equity Loan Trust
0.342% due 04/15/2032 •	1,593	1,573

DRB Prime Student Loan Trust
1.848% (US0001M + 1.700%) due 01/25/2040 ~	3,043	3,053

Drive Auto Receivables Trust
0.830% due 05/15/2024	11,800	11,857
0.850% due 07/17/2023	13,743	13,767

Dryden Senior Loan Fund
1.175% due 10/15/2027 •	38,815	38,523

Earnest Student Loan Program LLC
2.680% due 07/25/2035	751	756

ECMC Group Student Loan Trust
1.510% due 11/25/2069 •	10,200	10,216

EMC Mortgage Loan Trust
1.648% due 08/25/2040 •	251	250

Encore Credit Receivables Trust
0.838% due 07/25/2035 •	421	407
1.078% due 11/25/2035 •	10,000	9,648

Enterprise Fleet Financing LLC
1.780% due 12/22/2025	17,000	17,278

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	192	203

Equity One Mortgage Pass-Through Trust
0.828% due 07/25/2034 •	4	4

Exeter Automobile Receivables Trust
3.530% due 11/15/2023	7,600	7,829

First Franklin Mortgage Loan Trust
0.258% due 12/25/2037 •	694	636
0.628% due 12/25/2035 •	1,257	1,256
0.823% due 11/25/2035 •	1,900	1,842
2.023% due 07/25/2034 •	2,410	2,434

First NLC Trust
0.288% due 08/25/2037 •	32,930	20,770
0.428% due 08/25/2037 •	1,799	1,163

FirstKey Homes Trust
1.339% due 09/17/2025	3,100	3,120

Flagship Credit Auto Trust
0.700% due 04/15/2025	1,164	1,166

Ford Credit Auto Owner Trust
0.500% due 12/15/2022	13,250	13,273
3.190% due 07/15/2031	7,735	8,533

FREED ABS Trust
2.400% due 09/20/2027	4,282	4,293

Fremont Home Loan Trust
0.283% due 10/25/2036 •	44,923	40,654
0.288% due 01/25/2037 •	10,302	6,704
1.003% due 07/25/2034 •	5,238	5,012

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	6,513	6,585
2.720% due 06/17/2024	7,600	7,787
3.060% due 04/17/2023	1,443	1,457

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	10,600	10,968
2.900% due 04/15/2026	26,500	28,499

GoldentTree Loan Management U.S. CLO Ltd.
1.612% due 01/20/2033 •	2,800	2,794

Greystone Commercial Real Estate Notes Ltd.
1.332% due 09/15/2037 •	1,600	1,564

GSAMP Trust
0.288% due 12/25/2036 •	987	617
0.448% due 10/25/2036 ^•	5,273	284
0.883% due 09/25/2035 ^•	15,446	15,293
0.973% due 03/25/2034 •	779	761
1.123% due 08/25/2033 •	6	6

Home Equity Asset Trust
0.748% due 11/25/2032 •	1	1
0.748% due 12/25/2035 •	13,400	13,052
0.943% due 07/25/2034 •	237	234
1.063% due 03/25/2035 •	6,691	6,586
1.068% due 02/25/2033 •	1	1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Loan Trust
0.338% due 04/25/2037 •	$3,900	$3,684

Home Equity Mortgage Loan Asset-Backed Trust
0.308% due 07/25/2037 •	103	69
0.348% due 03/25/2036 •	4,626	4,597

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	50	49

HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •	11	4

HSI Asset Securitization Corp. Trust
0.508% due 12/25/2035 •	6,910	6,745

Hyundai Auto Receivables Trust
0.380% due 03/15/2023	12,000	12,010

ICG U.S. CLO Ltd.
0.000% due 10/22/2031 •(b)	2,500	2,500

IMC Home Equity Loan Trust
7.310% due 11/20/2028	14	14

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.173% due 07/25/2034 •	449	448

IXIS Real Estate Capital Trust
0.248% due 01/25/2037 •	12,857	6,356
0.378% due 01/25/2037 •	46,968	24,399

Jamestown CLO Ltd.
1.493% due 01/17/2027 •	3,003	3,001
2.103% due 04/15/2033 •	1,000	995

JPMorgan Mortgage Acquisition Corp.
0.568% due 05/25/2035 •	21,779	20,491
0.798% due 12/25/2035 •	5,000	4,583

JPMorgan Mortgage Acquisition Trust
0.228% due 08/25/2036 •	2	1
0.258% due 08/25/2036 •	808	657

KKR CLO Ltd.
1.542% due 07/18/2030 •	1,000	994
1.545% due 07/15/2030	6,075	6,057

LA Arena Funding LLC
7.656% due 12/15/2026	406	401

Lehman XS Trust
0.298% due 04/25/2037 ^•	4	5

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •	2,900	2,871

Long Beach Mortgage Loan Trust
0.298% due 05/25/2036 •	18,030	12,560
0.308% due 11/25/2036 •	3,337	1,632
0.768% due 08/25/2033 •	330	322
1.003% due 07/25/2034 •	154	148
1.198% due 10/25/2034 •	60	59
1.198% due 06/25/2035 •	150	146
1.573% due 03/25/2032 •	118	117

Madison Park Funding Ltd.
1.532% due 07/20/2026 •	979	979

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •	341	340

MASTR Asset-Backed Securities Trust
0.278% due 08/25/2036 •	14,638	10,125
0.898% due 12/25/2034 ^•	427	421
0.973% due 10/25/2034 •	760	748

MASTR Specialized Loan Trust
0.998% due 05/25/2037 •	306	40

Merrill Lynch First Franklin Mortgage Loan Trust
1.648% due 10/25/2037 •	233	234

Merrill Lynch Mortgage Investors Trust
0.208% due 10/25/2037 ^•	312	134
0.228% due 09/25/2037 •	97	57
0.238% due 06/25/2037 •	726	284

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,166	1,251

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 05/25/2037 •	114	99
0.248% due 11/25/2036 •	9,716	6,059
0.278% due 01/25/2037 •	64,438	34,595
0.298% due 06/25/2036 •	696	609
0.388% due 06/25/2036 •	8,725	7,746
0.478% due 03/25/2036 •	19,018	14,432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.488% due 03/25/2037 •	$24,120	$13,852
2.148% due 07/25/2037 ^•	260	230
2.548% due 08/25/2034 •	99	99

Morgan Stanley Capital, Inc. Trust
0.518% due 01/25/2036 •	6,132	5,156

Morgan Stanley Dean Witter Capital, Inc. Trust
1.498% due 02/25/2033 •	65	65
2.623% due 01/25/2032 •	171	175

Morgan Stanley Mortgage Loan Trust
0.468% due 11/25/2036 •	651	168
0.668% due 10/25/2036 •	1,518	660

Nassau Ltd.
2.383% due 07/20/2029 •	1,000	1,002

Navient Private Education Loan Trust
2.650% due 12/15/2028	2,663	2,699
2.740% due 02/15/2029	663	676
3.910% due 12/15/2045	5,169	5,406

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	2,611	2,647
2.820% due 02/15/2068	10,295	10,355

Navient Student Loan Trust
0.528% due 03/25/2067 •	17,982	17,915
0.998% due 06/25/2065 •	657	657
1.198% due 12/27/2066 •	10,208	10,106

Nelnet Student Loan Trust
0.948% due 09/25/2065 •	17,925	17,775
1.075% due 06/27/2067 •	35,786	35,546

New Century Home Equity Loan Trust
0.328% due 05/25/2036 •	223	207
0.598% due 02/25/2036 •	8,978	8,363

Newcastle Mortgage Securities Trust
0.538% due 03/25/2036 •	15,853	15,632

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.768% due 01/25/2036 •	112	200

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 03/25/2036 •	7,620	7,015

North Carolina State Education Assistance Authority
1.045% due 07/25/2036 •	4,400	4,333

NovaStar Mortgage Funding Trust
0.248% due 03/25/2037 •	12	6
0.883% due 01/25/2036 •	15,000	13,897
0.928% due 05/25/2033 •	1	1

Ocean Trails CLO
1.154% due 08/13/2025 •	91	91

OHA Credit Funding Ltd.
1.592% due 07/20/2032 •	1,000	998

OneMain Financial Issuance Trust
3.300% due 03/14/2029	1,000	1,027

Option One Mortgage Loan Trust
0.928% due 02/25/2035 •	670	660
0.943% due 05/25/2034 •	15	14

Option One Mortgage Loan Trust Asset-Backed Certificates
0.656% due 08/20/2030 •	2	2

OZLM Ltd.
1.745% due 04/15/2032 •	45,000	44,886

Palmer Square Loan Funding Ltd.
1.053% due 02/20/2028 •	1,910	1,901
1.103% due 08/20/2027 •	1,723	1,720
1.122% due 01/20/2027 •	961	957
1.164% due 10/24/2027 •	5,952	5,938

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 03/25/2035 •	719	721
1.123% due 10/25/2034 •	157	158
1.198% due 10/25/2034 •	11,119	10,958

Popular ABS Mortgage Pass-Through Trust
3.584% due 01/25/2036 ^þ	208	199

RAAC Trust
0.488% due 02/25/2036 •	3,807	3,782
0.548% due 06/25/2047 •	852	852
0.628% due 03/25/2037 •	521	521
1.348% due 09/25/2047 •	2,756	2,771
2.648% due 12/25/2035 •	1,447	1,471

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Race Point CLO Ltd.
1.485% due 10/15/2030 •	$5,943	$5,924

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •	664	335
1.348% due 08/25/2032 •	973	971
1.388% due 03/25/2033 •	12	12
4.934% due 08/25/2035 þ	66	69

Residential Asset Mortgage Products Trust
0.448% due 05/25/2036 ^•	19,345	18,325
0.508% due 02/25/2036 •	13,559	12,444

Residential Asset Securities Corp. Trust
0.298% due 01/25/2037 •	3,002	2,975
0.398% due 04/25/2037 •	6,454	6,419
0.408% due 07/25/2036 •	7,050	6,988
0.418% due 05/25/2037 •	1,239	1,234
0.578% due 01/25/2036 •	15,400	13,444
0.728% due 06/25/2033 •	677	612
0.793% due 03/25/2035 •	993	984
0.943% due 01/25/2035 •	21	21
1.428% due 07/25/2035 •	1,645	1,579

RR 7 Ltd.
1.625% due 01/15/2033 •	6,800	6,774

SACO Trust
0.508% due 05/25/2036 •	379	373
0.668% due 06/25/2036 ^•	61	59

SACO, Inc.
0.898% due 07/25/2035 •	53	48

Salomon Mortgage Loan Trust
1.048% due 11/25/2033 •	223	221

Santander Drive Auto Receivables Trust
0.502% due 05/15/2023 •	1,000	1,001
0.520% due 07/15/2024	15,750	15,787
0.620% due 05/15/2023	1,000	1,001
0.670% due 04/15/2024	1,000	1,003
2.280% due 09/15/2023	19,900	20,148

Saxon Asset Securities Trust
0.458% due 09/25/2037 •	1,610	1,561
0.648% due 03/25/2032 •	110	109
0.688% due 03/25/2035 •	685	643
1.898% due 12/25/2037 •	15,381	15,338

Securitized Asset-Backed Receivables LLC Trust
0.198% due 10/25/2036 ^•	834	390
0.298% due 12/25/2036 •	24,882	17,215

SG Mortgage Securities Trust
0.278% due 07/25/2036 •	57,160	32,929

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	10,330	9,190

SLC Student Loan Trust
0.360% due 03/15/2027 •	1,673	1,670
1.125% due 11/25/2042 •	1,961	1,958
1.150% due 06/15/2021 •	4,103	3,942

SLM Private Education Loan Trust
2.402% due 06/16/2042 •	3,327	3,332

SLM Student Loan Trust
0.355% due 01/27/2025 •	2,454	2,447
1.145% due 07/25/2023 •	12,083	11,511
1.450% due 12/15/2033 •	23,599	22,961
1.745% due 04/25/2023 •	15,856	15,747
1.945% due 07/25/2023 •	8,568	8,466

SMB Private Education Loan Trust
0.448% due 09/15/2054 •	3,953	3,934
0.502% due 02/16/2026 •	78	78
0.998% due 09/15/2054 •	4,700	4,648
1.552% due 07/15/2027 •	818	822
1.600% due 09/15/2054	32,583	32,843
2.490% due 06/15/2027	4,398	4,450
2.880% due 09/15/2034	2,280	2,362

SoFi Professional Loan Program LLC
2.130% due 11/16/2048	980	987
2.370% due 11/16/2048	40,000	41,173
2.630% due 07/25/2040	27,721	28,282
2.740% due 05/25/2040	20,508	20,848
2.780% due 08/17/2048	6,367	6,404

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	3,672	3,760
3.080% due 01/25/2048	6,037	6,069

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.120% due 02/25/2048	$307	$308

Sound Point CLO Ltd.
1.392% due 01/21/2031 •	7,000	6,912
1.406% due 01/23/2029 •	4,000	3,985
1.675% due 04/15/2032 •	1,000	1,003

Soundview Home Loan Trust
0.228% due 06/25/2037 •	4,799	3,910
0.318% due 07/25/2037 •	41,643	36,413
0.318% due 08/25/2037 •	32,718	29,700
1.048% due 10/25/2037 •	91,472	79,918
1.148% due 09/25/2037 •	2,399	1,958
1.448% due 11/25/2033 •	31	31

South Carolina Student Loan Corp.
1.246% due 09/03/2024 •	213	213

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •	2,100	2,099

Specialty Underwriting & Residential Finance Trust
0.288% due 06/25/2037 •	13,222	12,474
1.048% due 06/25/2036 •	16,022	15,363
1.348% due 10/25/2035 •	43	42

Springleaf Funding Trust
2.680% due 07/15/2030	30,810	30,862

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	833	829

Structured Asset Investment Loan Trust
0.808% due 04/25/2035 •	1,740	1,741
0.913% due 08/25/2035 •	1,500	1,478
1.123% due 09/25/2034 •	64	64
1.423% due 12/25/2034 •	813	788
1.573% due 04/25/2034 •	8	8

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	30	30

TICP CLO Ltd.
1.075% due 04/26/2028 •	6,127	6,081

Towd Point Mortgage Trust
1.148% due 10/25/2059 •	1,083	1,084
1.636% due 04/25/2060 ~	80,298	81,876
2.710% due 01/25/2060 ~	80,326	84,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.900% due 10/25/2059 ~	$26,470	$28,077
3.000% due 11/25/2058 ~	4,459	4,575

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	3,400	3,495

Trestles CLO Ltd.
1.535% due 07/25/2029 •	2,900	2,898

Tricon American Homes
1.499% due 07/17/2038	26,500	26,648
2.049% due 07/17/2038	5,280	5,397
2.249% due 07/17/2038	3,300	3,361

Tricon American Homes Trust
2.716% due 09/17/2034	11,439	11,656
2.916% due 09/17/2034	8,700	8,819
3.215% due 09/17/2034	1,200	1,219

TruPS Financials Note Securitization Ltd.
1.797% due 09/20/2039 •	24,224	22,771

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	209	207

Upstart Securitization Trust
2.684% due 01/21/2030	534	538
2.897% due 09/20/2029	256	258

Utah State Board of Regents
0.925% due 01/25/2057 •	9,268	9,245

Venture CLO Ltd.
1.155% due 07/15/2027 •	12,224	12,161
1.408% due 10/22/2031 •	6,400	6,398

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •	94	50

Wells Fargo Home Equity Asset-Backed Securities Trust
0.378% due 01/25/2037 •	7,275	6,704
1.723% due 02/25/2035 •	3,500	3,508

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.778% due 04/25/2034 •	55	54

Westlake Automobile Receivables Trust
0.930% due 02/15/2024	38,100	38,259
3.060% due 05/16/2022	4,763	4,778

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

World Omni Automobile Lease Securitization Trust
2.890% due 11/15/2021	$4,555	$4,576

Total Asset-Backed Securities (Cost $2,410,444)		2,444,175

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%

		7,886

Total Short-Term Instruments (Cost $7,886)		7,886

Total Investments in Securities (Cost $5,917,170)		5,974,474

	SHARES
INVESTMENTS IN AFFILIATES 11.9%

SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%

PIMCO Short-Term Floating NAV Portfolio III	56,714,823	559,265

Total Short-Term Instruments (Cost $557,768)		559,265

Total Investments in Affiliates (Cost $557,768)		559,265

Total Investments 138.9% (Cost $6,474,938)		$6,533,739

Financial Derivative Instruments (d)(f) 0.1% (Cost or Premiums, net $(7,382))		2,513

Other Assets and Liabilities, net (39.0)%		(1,833,899)

Net Assets 100.0%		$4,702,353

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$7,886	U.S. Treasury Notes 2.125% due 08/15/2021	$(8,044)	$7,886	$7,886

Total Repurchase Agreements						$(8,044)	$7,886	$7,886

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$7,886	$0	$0	$7,886	$(8,044)	$(158)

Total Borrowings and Other Financing Transactions	$7,886	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	809	$	178,757	$75	$0	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	172	$	(21,677)	$(27)	$18	$0
U.S. Treasury 10-Year Note December Futures	12/2020	3,209		(447,756)	(795)	802	0

					$(822)	$820	$0

Total Futures Contracts					$(747)	$820	$(6)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	Semi-Annual	12/18/2021	$	4,900	$18	$(116)	$(98)	$0	$0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		37,900	442	(1,054)	(612)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023		42,500	434	(2,707)	(2,273)	4	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		176,400	(6,234)	(21,282)	(27,516)	222	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		40,500	2,399	(5,850)	(3,451)	61	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		64,900	3,696	(9,272)	(5,576)	116	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		13,600	1,178	(2,162)	(984)	26	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		14,800	(25)	(1,845)	(1,870)	37	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		11,800	367	(1,302)	(935)	30	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		49,400	(587)	(4,412)	(4,999)	123	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		28,600	(505)	(3,037)	(3,542)	71	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		14,100	(13)	(1,722)	(1,735)	36	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		320,180	13,563	(31,300)	(17,737)	860	0

Total Swap Agreements							$14,733	$(86,061)	$(71,328)	$1,586	$(1)

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$820	$1,586	$2,406	$0	$(6)	$(1)	$(7)

(e)

Securities with an aggregate market value of $6,097 and cash of $30,702 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	4,000	$(29)	$(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	18,000	(118)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	13,000	(96)	(93)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	20,000	(157)	(119)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	15,500	(65)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	15,000	(49)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	11,300	(37)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	17,900	(56)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	11,900	(38)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	16,000	(64)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	16,000	(64)	(15)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	3,200	(6)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	17,000	(96)	(76)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	13,100	(57)	(127)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	13,000	(50)	(50)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	13,000	(33)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	7,000	(48)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	8,000	(36)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	15,700	(57)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	7,500	(25)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	8,300	(27)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	14,900	(47)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	9,500	(26)	(35)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	15,700	(37)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	4,100	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	9,000	(27)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	9,000	(39)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	10,000	(74)	(91)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	10,000	(74)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	9,000	(25)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	9,000	(18)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	11,000	(41)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	4,000	(15)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	11,000	(22)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	4,000	(8)	(7)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	3,200	(6)	0

Total Written Options					$(1,675)	$(892)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(2)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	20	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(3)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	78	$0	$18	$18	$0

GST	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034		0	0	0	0	0

							$0	$18	$18	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	15,975	$(3,642)	$2,153	$0	$(1,489)

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		125	(50)	17	0	(33)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	(286)	392	106	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		24,872	(569)	683	114	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		1,565	(1,327)	1,069	0	(258)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	16	0	(12)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		20,651	(759)	913	154	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,203)	2,891	688	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,013	5	0	5	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		10,728	(401)	481	80	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	85	14	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,800	(5,071)	5,726	655	0

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	98	25	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		23,029	(499)	605	106	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,874	598	0

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	(2)	0	(40)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		23,029	(499)	605	106	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		18,169	(633)	769	136	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		38,100	(854)	1,102	248	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		50,000	173	3	176	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	(52)	0	(391)

							$(20,440)	$21,428	$3,211	$(2,223)

Total Swap Agreements							$(20,440)	$21,446	$3,229	$(2,223)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$18	$18	$0	$0	$(1,489)	$(1,489)	$(1,471)	$1,434	$(37)
BRC	0	0	0	0	0	0	0	0	0	(200)	(200)
DUB	0	0	220	220	0	0	(33)	(33)	187	(470)	(283)
FAR	0	0	0	0	0	(304)	0	(304)	(304)	388	84
FBF	0	0	154	154	0	0	(270)	(270)	(116)	142	26
GST	0	0	1,442	1,442	0	0	0	0	1,442	(1,520)	(78)
JPM	0	0	0	0	0	(588)	0	(588)	(588)	385	(203)
JPS	0	0	729	729	0	0	0	0	729	(667)	62
MYC	0	0	242	242	0	0	(40)	(40)	202	(306)	(104)
SAL	0	0	424	424	0	0	(391)	(391)	33	0	33

Total Over the Counter	$0	$0	$3,229	$3,229	$0	$(892)	$(2,223)	$(3,115)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

(g)

Securities with an aggregate market value of $2,349 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$820	$820
Swap Agreements	0	0	0	0	1,586	1,586

	$0	$0	$0	$0	$2,406	$2,406

Over the counter
Swap Agreements	$0	$3,229	$0	$0	$0	$3,229

	$0	$3,229	$0	$0	$2,406	$5,635

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$7	$7

Over the counter
Written Options	$0	$0	$0	$0	$892	$892
Swap Agreements	0	2,223	0	0	0	2,223

	$0	$2,223	$0	$0	$892	$3,115

	$0	$2,223	$0	$0	$899	$3,122

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(947)	$(947)
Swap Agreements	0	0	0	0	(3,086)	(3,086)

	$0	$0	$0	$0	$(4,033)	$(4,033)

Over the counter
Written Options	$0	$0	$0	$0	$2,296	$2,296
Swap Agreements	0	2,427	0	0	0	2,427

	$0	$2,427	$0	$0	$2,296	$4,723

	$0	$2,427	$0	$0	$(1,737)	$690

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(77)	$(77)
Swap Agreements	0	0	0	0	(790)	(790)

	$0	$0	$0	$0	$(867)	$(867)

Over the counter
Written Options	$0	$0	$0	$0	$783	$783
Swap Agreements	0	9,832	0	0	0	9,832

	$0	$9,832	$0	$0	$783	$10,615

	$0	$9,832	$0	$0	$(84)	$9,748

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$26,119	$0	$26,119
Industrials	0	5,688	0	5,688
Municipal Bonds & Notes
Texas	0	379	0	379
West Virginia	0	3,095	0	3,095
U.S. Government Agencies	0	2,292,699	0	2,292,699
U.S. Treasury Obligations	0	10,242	0	10,242
Non-Agency Mortgage-Backed Securities	17,238	1,165,953	1,000	1,184,191
Asset-Backed Securities	0	2,444,175	0	2,444,175
Short-Term Instruments
Repurchase Agreements	0	7,886	0	7,886

	$17,238	$5,956,236	$1,000	$5,974,474

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$559,265	$0	$0	$559,265

Total Investments	$576,503	$5,956,236	$1,000	$6,533,739

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$820	$1,586	$0	$2,406
Over the counter	0	3,229	0	3,229

	$820	$4,815	$0	$5,635

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(1)	0	(7)
Over the counter	0	(2,938)	(177)	(3,115)

	$(6)	$(2,939)	$(177)	$(3,122)

Total Financial Derivative Instruments	$814	$1,876	$(177)	$2,513

Totals	$577,317	$5,958,112	$823	$6,536,252

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.7%

ARGENTINA 0.6%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,210	$33

SOVEREIGN ISSUES 0.6%

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$6,790	2,835
1.000% due 07/09/2029		413	188

Autonomous City of Buenos Aires Argentina
32.858% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	3,770	24
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		6,850	46

Provincia de Buenos Aires
33.378% due 04/12/2025		61,009	360

			3,453

Total Argentina (Cost $6,908)			3,486

BAHRAIN 0.2%

SOVEREIGN ISSUES 0.2%

Bahrain Government International Bond
6.125% due 07/05/2022		$1,000	1,045

Total Bahrain (Cost $1,041)			1,045

BRAZIL 17.0%

CORPORATE BONDS & NOTES 4.1%

Banco Bradesco S.A.
2.850% due 01/27/2023		$1,400	1,420

Banco BTG Pactual S.A.
4.500% due 01/10/2025		1,000	1,022

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	4,825

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		7,520	7,774

Caixa Economica Federal
3.500% due 11/07/2022		1,470	1,514

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		400	400

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		1,200	1,215
5.750% due 01/22/2021		1,000	1,012

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (c)(d)		3,151	11

Petrobras Global Finance BV
5.093% due 01/15/2030		2,000	2,104
8.375% due 05/23/2021		827	861

			22,158

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		2,700	2,714

SOVEREIGN ISSUES 12.4%

Brazil Government International Bond
2.625% due 01/05/2023		200	206
2.875% due 06/06/2025		500	504
4.250% due 01/07/2025		2,300	2,480

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (c)	BRL	362,000	63,755

			66,945

Total Brazil (Cost $95,395)			91,817

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 2.2%

CORPORATE BONDS & NOTES 2.2%

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$2,200	$2,212

KSA Sukuk Ltd.
2.894% due 04/20/2022		3,612	3,730

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		1,264	1,169

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		5,374	1,397

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		595	542

QNB Finance Ltd.
3.500% due 03/28/2024		2,800	2,980

Total Cayman Islands (Cost $14,390)			12,030

CHILE 4.7%

CORPORATE BONDS & NOTES 1.8%

Banco del Estado de Chile
2.668% due 01/08/2021		$800	805
2.704% due 01/09/2025		200	211
4.125% due 10/07/2020		400	401

Banco Santander Chile
2.700% due 01/10/2025		700	739

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022		2,300	2,380

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030		500	555
4.700% due 05/07/2050		1,000	1,231

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		2,800	2,996

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		230	191
4.500% due 08/15/2025		117	64

			9,573

SOVEREIGN ISSUES 2.9%

Chile Government International Bond
1.625% due 01/30/2025	EUR	7,000	8,724
2.450% due 01/31/2031		$6,400	6,730

			15,454

Total Chile (Cost $23,363)			25,027

CHINA 1.2%

CORPORATE BONDS & NOTES 1.2%

CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$1,000	1,099

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025		900	930
4.375% due 10/17/2023		2,000	2,196
4.375% due 04/10/2024		2,000	2,211

Total China (Cost $6,090)			6,436

COLOMBIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol S.A.
5.375% due 06/26/2026		$560	620

SOVEREIGN ISSUES 0.2%

Colombia Government International Bond
2.625% due 03/15/2023		1,000	1,027

Total Colombia (Cost $1,520)			1,647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COSTA RICA 0.0%

CORPORATE BONDS & NOTES 0.0%

Instituto Costarricense de Electricidad
6.950% due 11/10/2021	$200	$201

Total Costa Rica (Cost $206)		201

DOMINICAN REPUBLIC 1.5%

SOVEREIGN ISSUES 1.5%

Dominican Republic International Bond
5.500% due 01/27/2025	$1,400	1,493
7.500% due 05/06/2021	6,307	6,511

Total Dominican Republic (Cost $7,955)		8,004

EGYPT 1.4%

SOVEREIGN ISSUES 1.4%

Egypt Government International Bond
5.577% due 02/21/2023	$1,000	1,030
6.125% due 01/31/2022	6,400	6,572

Total Egypt (Cost $7,643)		7,602

GUATEMALA 2.7%

SOVEREIGN ISSUES 2.7%

Guatemala Government International Bond
5.750% due 06/06/2022	$14,000	14,781

Total Guatemala (Cost $14,529)		14,781

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

CNPC General Capital Ltd.
3.400% due 04/16/2023	$500	528

Horse Gallop Finance Ltd.
3.250% due 05/30/2022	200	206

Huarong Finance Co. Ltd.
3.250% due 06/03/2021	200	202

Total Hong Kong (Cost $902)		936

INDIA 2.9%

CORPORATE BONDS & NOTES 2.9%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$3,000	2,942

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	3,900	3,973
3.950% due 01/19/2022	6,750	6,893
4.200% due 08/04/2027	600	603

ICICI Bank Ltd.
5.750% due 11/16/2020	500	502

State Bank of India
4.000% due 01/24/2022	700	721

Total India (Cost $15,546)		15,634

INDONESIA 6.5%

CORPORATE BONDS & NOTES 2.2%

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	$8,000	8,481

Pertamina Persero PT
4.875% due 05/03/2022	3,133	3,316

		11,797

SOVEREIGN ISSUES 4.3%

Indonesia Government International Bond
3.500% due 02/14/2050	7,000	7,441
4.750% due 07/18/2047	755	923

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 01/15/2045		$1,865	$2,354
5.250% due 01/08/2047		1,249	1,623
5.375% due 10/17/2023		2,000	2,259
5.875% due 01/15/2024		300	346
5.950% due 01/08/2046		918	1,288
6.750% due 01/15/2044		2,400	3,602
7.750% due 01/17/2038		1,025	1,589

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		1,000	1,040
3.400% due 03/29/2022		700	726

			23,191

Total Indonesia (Cost $33,876)			34,988

ISRAEL 2.1%

SOVEREIGN ISSUES 2.1%

Israel Government International Bond
3.375% due 01/15/2050		$5,000	5,559
3.875% due 07/03/2050		5,000	6,025

Total Israel (Cost $11,431)			11,584

IVORY COAST 0.4%

SOVEREIGN ISSUES 0.4%

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	2,000	2,131

Total Ivory Coast (Cost $2,078)			2,131

KAZAKHSTAN 1.5%

CORPORATE BONDS & NOTES 1.5%

KazMunayGas National Co. JSC
3.875% due 04/19/2022		$8,000	8,296

Total Kazakhstan (Cost $8,115)			8,296

LUXEMBOURG 2.5%

CORPORATE BONDS & NOTES 2.5%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$2,200	2,304

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		1,600	1,683
5.999% due 01/23/2021		400	406
6.510% due 03/07/2022		8,850	9,423

Total Luxembourg (Cost $13,513)			13,816

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Petronas Capital Ltd.
3.500% due 04/21/2030		$2,100	2,353
4.550% due 04/21/2050		200	256
4.800% due 04/21/2060		200	275

Total Malaysia (Cost $2,474)			2,884

MAURITIUS 0.0%

CORPORATE BONDS & NOTES 0.0%

Greenko Dutch BV
4.875% due 07/24/2022		$200	201

Total Mauritius (Cost $200)			201

MEXICO 5.8%

CORPORATE BONDS & NOTES 4.7%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	5,242

BBVA Bancomer S.A.
6.500% due 03/10/2021		2,938	3,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/30/2022		$13,190	$14,235

Comision Federal de Electricidad
4.875% due 05/26/2021		1,000	1,026

Petroleos Mexicanos
2.500% due 08/21/2021	EUR	600	696
6.490% due 01/23/2027		$500	469
6.840% due 01/23/2030		500	446
7.690% due 01/23/2050		500	413

			25,528

SOVEREIGN ISSUES 1.1%

Mexico Government International Bond
1.350% due 09/18/2027	EUR	300	345
3.900% due 04/27/2025		$900	986
4.000% due 10/02/2023		900	979
4.750% due 04/27/2032		1,500	1,699
5.000% due 04/27/2051		1,500	1,679

			5,688

Total Mexico (Cost $30,124)			31,216

OMAN 0.4%

SOVEREIGN ISSUES 0.4%

Oman Government International Bond
3.625% due 06/15/2021		$1,305	1,302
4.125% due 01/17/2023		900	885

Total Oman (Cost $2,214)			2,187

PERU 14.1%

SOVEREIGN ISSUES 14.1%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		$300	314

Peru Government International Bond
2.392% due 01/23/2026		1,000	1,050
2.783% due 01/23/2031		1,000	1,085
5.350% due 08/12/2040	PEN	16,000	4,409
5.400% due 08/12/2034		40,000	11,629
5.625% due 11/18/2050		$2,680	4,279
5.940% due 02/12/2029	PEN	95,000	30,990
6.150% due 08/12/2032		10,000	3,185
6.350% due 08/12/2028		25,000	8,370
8.200% due 08/12/2026		30,000	11,058

Total Peru (Cost $77,745)			76,369

QATAR 8.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		$7,500	7,508
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		17,500	17,517

			25,025

SOVEREIGN ISSUES 4.1%

Qatar Government International Bond
3.375% due 03/14/2024		2,800	3,021
3.400% due 04/16/2025		3,200	3,513
3.750% due 04/16/2030		2,000	2,321
4.000% due 03/14/2029		3,200	3,748
4.400% due 04/16/2050		2,000	2,580
4.500% due 04/23/2028		2,000	2,396
4.817% due 03/14/2049		1,200	1,620
5.103% due 04/23/2048		2,000	2,786

			21,985

Total Qatar (Cost $43,607)			47,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ALROSA Finance S.A.
7.750% due 11/03/2020		$936	$942

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
4.500% due 04/04/2022		200	210

Total Russia (Cost $1,147)			1,152

SAUDI ARABIA 2.4%

CORPORATE BONDS & NOTES 1.6%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$8,625	8,841

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
2.375% due 10/26/2021		4,000	4,073
2.875% due 03/04/2023		200	209

			4,282

Total Saudi Arabia (Cost $12,928)			13,123

SERBIA 0.5%

SOVEREIGN ISSUES 0.5%

Serbia Government International Bond
3.125% due 05/15/2027	EUR	1,300	1,632
7.250% due 09/28/2021		$1,162	1,231

Total Serbia (Cost $2,598)			2,863

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%

BOC Aviation Ltd.
3.000% due 05/23/2022		$200	204

Total Singapore (Cost $201)			204

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 1.1%

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		$6,100	5,971

Total South Africa (Cost $6,094)			5,971

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
2.625% due 12/30/2020		$500	503

Total South Korea (Cost $501)			503

SUPRANATIONAL 1.0%

CORPORATE BONDS & NOTES 1.0%

Banque Ouest Africaine de Developpement
5.500% due 05/06/2021		$5,500	5,623

Total Supranational (Cost $5,583)			5,623

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Bangkok Bank PCL
3.875% due 09/27/2022		$800	843

Total Thailand (Cost $822)			843

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 0.2%

SOVEREIGN ISSUES 0.2%

Turkey Government International Bond
3.250% due 03/23/2023	$300	$285
5.625% due 03/30/2021	200	201
6.250% due 09/26/2022	400	405

Total Turkey (Cost $917)		891

UKRAINE 0.3%

SOVEREIGN ISSUES 0.3%

Ukraine Government International Bond
7.750% due 09/01/2021	$1,600	1,642

Total Ukraine (Cost $1,638)		1,642

UNITED ARAB EMIRATES 2.9%

SOVEREIGN ISSUES 2.9%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031	$1,000	992
2.500% due 04/16/2025	4,500	4,797
2.700% due 09/02/2070	4,500	4,364
3.125% due 04/16/2030	4,900	5,502

Total United Arab Emirates (Cost $15,442)		15,655

UNITED STATES 2.9%

ASSET-BACKED SECURITIES 0.0%

GSAA Home Equity Trust
0.448% due 03/25/2037 •	$232	131

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	261	126

		257

CORPORATE BONDS & NOTES 2.8%

Rio Oil Finance Trust
8.200% due 04/06/2028	594	640
9.250% due 07/06/2024	7,409	8,095
9.750% due 01/06/2027	5,447	6,169

		14,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
3.688% due 02/25/2036 ^~	$9	$9

Chase Mortgage Finance Trust
3.650% due 03/25/2037 ^~	23	22

Citigroup Mortgage Loan Trust
2.965% due 07/25/2046 ^~	14	13
4.023% due 03/25/2034 ~	4	4

Countrywide Home Loan Mortgage Pass-Through Trust
2.444% due 10/20/2035 ~	36	35
3.231% due 09/25/2047 ^~	9	8

HarborView Mortgage Loan Trust
3.424% due 08/19/2036 ^~	3	3

Luminent Mortgage Trust
0.508% due 12/25/2036 ^•	13	12

MASTR Adjustable Rate Mortgages Trust
0.388% due 05/25/2037 •	116	68

Merrill Lynch Alternative Note Asset Trust
0.448% due 03/25/2037 •	263	105
3.539% due 06/25/2037 ^~	131	98

Merrill Lynch Mortgage-Backed Securities Trust
3.614% due 04/25/2037 ^~	25	25

Morgan Stanley Mortgage Loan Trust
2.746% due 06/25/2036 ~	5	5

Sequoia Mortgage Trust
2.633% due 01/20/2047 ^~	11	9

WaMu Mortgage Pass-Through Certificates Trust
3.032% due 09/25/2036 ^~	26	25
3.083% due 01/25/2037 ^~	26	25
3.181% due 04/25/2037 ^~	16	14
3.325% due 05/25/2037 ^~	32	27
3.353% due 12/25/2036 ^~	55	55
3.371% due 12/25/2036 ^~	16	16

		578

Total United States (Cost $15,379)		15,739

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTL Trade Finance, Inc.
5.893% due 04/29/2024	$917	$1,005

Total Virgin Islands (British) (Cost $1,085)		1,205

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (e) 0.1%
		775

U.S. TREASURY BILLS 1.2%
0.103% due 10/01/2020 - 01/07/2021 (b)(c)(h)	$6,483	6,483

Total Short-Term Instruments (Cost $7,257)		7,258

Total Investments in Securities (Cost $492,457)		492,000

	SHARES
INVESTMENTS IN AFFILIATES 9.4%

SHORT-TERM INSTRUMENTS 9.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%

PIMCO Short-Term Floating NAV Portfolio III	5,145,993	50,745

Total Short-Term Instruments (Cost $50,583)		50,745

Total Investments in Affiliates (Cost $50,583)		50,745

Total Investments 100.1% (Cost $543,040)		$542,745

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $(1,670))		243

Other Assets and Liabilities, net (0.1)%		(888)

Net Assets 100.0%		$542,100

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$775	U.S. Treasury Notes 2.125% due 08/15/2021	$(791)	$775	$775

Total Repurchase Agreements						$(791)	$775	$775

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$775	$0	$0	$775	$(791)	$(16)

Total Borrowings and Other Financing Transactions	$775	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.700%	Lunar	11/02/2020	MXN	446,000	$(26)	$157	$131	$2	$0

Total Swap Agreements							$(26)	$157	$131	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$0	$0	$0

Cash of $354 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	HUF	1,339,220		$4,529	$210	$0
	10/2020		$11,855	HUF	3,496,882	0	(576)

BPS	10/2020	EUR	280		$330	2	0
	10/2020	HUF	1,350,887		4,520	163	0
	10/2020		$12	CZK	270	0	0
	10/2020		7,577	HUF	2,206,845	0	(460)
	04/2021	BRL	77,500		$14,072	352	0

BRC	10/2020		$163	MXN	3,554	0	(3)

BSH	04/2021	BRL	207,000		$38,575	1,928	0

CBK	10/2020	HUF	3,510,899		11,676	352	0
	10/2020	MXN	3,554		160	0	0
	10/2020	RUB	67,105		933	70	0
	10/2020		$9,397	PEN	33,300	0	(156)
	12/2020	PEN	16,048		$4,540	88	0
	03/2021		$157	MXN	3,554	0	0

DUB	03/2021	PEN	24,822		$6,928	47	0

GLM	10/2020	HUF	1,644,149		5,528	225	0

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$16,061	HUF	4,703,726	$0	$(890)
	11/2020		38	RUB	2,807	0	(2)

HUS	10/2020	EUR	10,997		$13,103	210	0
	10/2020	HUF	1,229,251		4,037	72	0
	10/2020	PEN	33,300		9,303	62	0
	10/2020		$198	RUB	14,162	0	(16)
	11/2020		9,292	PEN	33,300	0	(52)

IND	02/2021		12	CZK	271	0	(1)

JPM	10/2020	MXN	308,188		$13,549	0	(358)
	10/2020	PEN	7,097		2,000	31	0
	10/2020		$717	RUB	52,943	0	(36)
	04/2021	BRL	77,500		$14,278	558	0

MYI	10/2020	HUF	1,333,047		4,421	121	0

RYL	10/2020		$13,388	MXN	308,188	519	0

SCX	10/2020		111	TRY	832	0	(3)
	11/2020	EUR	11,277		$13,233	2	0
	12/2020	INR	18,595		244	0	(7)

SOG	11/2020		$36	RUB	2,682	0	(2)

SSB	12/2020		138	CNH	970	5	0

TOR	10/2020	BRL	7,751		$1,371	0	(9)
	10/2020		$1,374	BRL	7,751	6	0
	11/2020		1,370		7,751	9	0

UAG	10/2020	BRL	7,751		$1,374	0	(6)
	10/2020		$1,380	BRL	7,751	0	0
	11/2020		52	RUB	3,877	0	(2)
	02/2021		20	CZK	430	0	(1)

Total Forward Foreign Currency Contracts						$5,032	$(2,580)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.397%	$400	$0	$1	$1	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	5,000	(2)	(205)	0	(207)

CBK	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.588	5,000	(66)	(147)	0	(213)

GST	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	5,000	(314)	(2)	0	(316)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.829	700	(22)	25	3	0
	Russia Government International Bond	1.000	Quarterly	06/20/2025	1.168	8,000	(10)	(50)	0	(60)

HUS	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	5,000	(3)	(204)	0	(207)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	5,000	20	(54)	0	(34)

JPM	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.829	2,800	(83)	97	14	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	14,400	(894)	185	0	(709)

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	5,000	18	(52)	0	(34)
	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.588	5,000	(70)	(143)	0	(213)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.829	2,000	(57)	67	10	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	5,000	(161)	(85)	0	(246)

Total Swap Agreements							$(1,644)	$(567)	$28	$(2,239)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$210	$0	$1	$211	$(576)	$0	$(207)	$(783)	$(572)	$413	$(159)
BPS	517	0	0	517	(460)	0	0	(460)	57	0	57
BRC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
BSH	1,928	0	0	1,928	0	0	0	0	1,928	(2,128)	(200)
CBK	510	0	0	510	(156)	0	(213)	(369)	141	(270)	(129)
DUB	47	0	0	47	0	0	0	0	47	(80)	(33)
GLM	225	0	0	225	(892)	0	0	(892)	(667)	544	(123)
GST	0	0	3	3	0	0	(376)	(376)	(373)	331	(42)
HUS	344	0	0	344	(68)	0	(241)	(309)	35	0	35
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	589	0	14	603	(394)	0	(709)	(1,103)	(500)	248	(252)
MYC	0	0	0	0	0	0	(247)	(247)	(247)	275	28
MYI	121	0	0	121	0	0	0	0	121	(260)	(139)
NGF	0	0	10	10	0	0	(246)	(246)	(236)	335	99
RYL	519	0	0	519	0	0	0	0	519	(760)	(241)
SCX	2	0	0	2	(10)	0	0	(10)	(8)	189	181
SOG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SSB	5	0	0	5	0	0	0	0	5	0	5
TOR	15	0	0	15	(9)	0	0	(9)	6	0	6
UAG	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)

Total Over the Counter	$5,032	$0	$28	$5,060	$(2,580)	$0	$(2,239)	$(4,819)

(h)

Securities with an aggregate market value of $2,335 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,032	$0	$5,032
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$5,032	$0	$5,060

	$0	$28	$0	$5,032	$2	$5,062

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,580	$0	$2,580
Swap Agreements	0	2,239	0	0	0	2,239

	$0	$2,239	$0	$2,580	$0	$4,819

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,998	$1,998

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,672	$0	$7,672
Swap Agreements	0	483	0	0	0	483

	$0	$483	$0	$7,672	$0	$8,155

	$0	$483	$0	$7,672	$1,998	$10,153

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,768)	$(1,768)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,191)	$0	$(7,191)
Written Options	0	0	0	3,508	0	3,508
Swap Agreements	0	2,654	0	0	0	2,654

	$0	$2,654	$0	$(3,683)	$0	$(1,029)

	$0	$2,654	$0	$(3,683)	$(1,768)	$(2,797)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$33	$0	$33
Sovereign Issues	0	3,453	0	3,453
Bahrain
Sovereign Issues	0	1,045	0	1,045
Brazil
Corporate Bonds & Notes	0	22,158	0	22,158
Loan Participations and Assignments	0	0	2,714	2,714
Sovereign Issues	0	66,945	0	66,945

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Cayman Islands
Corporate Bonds & Notes	$0	$12,030	$0	$12,030
Chile
Corporate Bonds & Notes	0	9,573	0	9,573
Sovereign Issues	0	15,454	0	15,454
China
Corporate Bonds & Notes	0	6,436	0	6,436
Colombia
Corporate Bonds & Notes	0	620	0	620
Sovereign Issues	0	1,027	0	1,027

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Costa Rica
Corporate Bonds & Notes	$0	$201	$0	$201
Dominican Republic
Sovereign Issues	0	8,004	0	8,004
Egypt
Sovereign Issues	0	7,602	0	7,602
Guatemala
Sovereign Issues	0	14,781	0	14,781
Hong Kong
Corporate Bonds & Notes	0	936	0	936
India
Corporate Bonds & Notes	0	15,634	0	15,634
Indonesia
Corporate Bonds & Notes	0	11,797	0	11,797
Sovereign Issues	0	23,191	0	23,191
Israel
Sovereign Issues	0	11,584	0	11,584
Ivory Coast
Sovereign Issues	0	2,131	0	2,131
Kazakhstan
Corporate Bonds & Notes	0	8,296	0	8,296
Luxembourg
Corporate Bonds & Notes	0	13,816	0	13,816
Malaysia
Corporate Bonds & Notes	0	2,884	0	2,884
Mauritius
Corporate Bonds & Notes	0	201	0	201
Mexico
Corporate Bonds & Notes	0	25,528	0	25,528
Sovereign Issues	0	5,688	0	5,688
Oman
Sovereign Issues	0	2,187	0	2,187
Peru
Sovereign Issues	0	76,369	0	76,369
Qatar
Loan Participations and Assignments	0	0	25,025	25,025
Sovereign Issues	0	21,985	0	21,985
Russia
Corporate Bonds & Notes	0	942	0	942
Sovereign Issues	0	210	0	210
Saudi Arabia
Corporate Bonds & Notes	0	8,841	0	8,841
Sovereign Issues	0	4,282	0	4,282
Serbia
Sovereign Issues	0	2,863	0	2,863
Singapore
Corporate Bonds & Notes	0	204	0	204
South Africa
Corporate Bonds & Notes	0	5,971	0	5,971

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
South Korea
Sovereign Issues	$0	$503	$0	$503
Supranational
Corporate Bonds & Notes	0	5,623	0	5,623
Thailand
Corporate Bonds & Notes	0	843	0	843
Turkey
Sovereign Issues	0	891	0	891
Ukraine
Sovereign Issues	0	1,642	0	1,642
United Arab Emirates
Sovereign Issues	0	15,655	0	15,655
United States
Asset-Backed Securities	0	257	0	257
Corporate Bonds & Notes	0	14,904	0	14,904
Non-Agency Mortgage-Backed Securities	0	578	0	578
Virgin Islands (British)
Corporate Bonds & Notes	0	1,205	0	1,205
Short-Term Instruments
Repurchase Agreements	0	775	0	775
U.S. Treasury Bills	0	6,483	0	6,483

	$0	$464,261	$27,739	$492,000

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$50,745	$0	$0	$50,745

Total Investments	$50,745	$464,261	$27,739	$542,745

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2	0	2
Over the counter	0	5,060	0	5,060

	$0	$5,062	$0	$5,062

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4,819)	$0	$(4,819)

Total Financial Derivative Instruments	$0	$243	$0	$243

Totals	$50,745	$464,504	$27,739	$542,988

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,706	$0	$0	$0	$0	$8	$0	$0	$2,714	$8
Qatar
Loan Participations and Assignments	24,975	0	0	56	0	(6)	0	0	25,025	(6)

Totals	$27,681	$0	$0	$56	$0	$2	$0	$0	$27,739	$2

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,714	Proxy Pricing	Base Price	100.750	—
Qatar
Loan Participations and Assignments	25,025	Third Party Vendor	Broker Quote	100.100	—

Total	$27,739

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.5%

Altice France S.A.
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		$1,639	$1,596

Ancestry.com Operations, Inc.
4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~		572	573

B.C. Unlimited Liability Co.
1.897% (LIBOR03M + 1.750%) due 11/19/2026 ~		887	855

Blackstone CQP Holdco LP
3.725% (LIBOR03M + 3.500%) due 09/30/2024 ~		16,827	16,506

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		299	299

Dun & Bradstreet Corp.
3.895% (LIBOR03M + 3.750%) due 02/06/2026 ~		199	197

Entercom Media Corp.
2.645% - 4.750% (LIBOR03M + 2.500%) due 11/18/2024 ~		111	105

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,231	888

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		606	624

Ortho-Clinical Diagnostics S.A.
3.406% (LIBOR03M + 3.250%) due 06/30/2025 ~		576	553

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		2,290	2,229

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		176	168

Sigma Bidco BV
3.369% (LIBOR03M + 3.000%) due 07/02/2025 ~		490	480

Spirit AeroSystems, Inc.
TBD% due 01/29/2025		825	821

Verscend Holding Corp.
4.647% (LIBOR03M + 4.500%) due 08/27/2025 ~		661	658

Total Loan Participations and Assignments (Cost $27,288)			26,552

CORPORATE BONDS & NOTES 84.4%

BANKING & FINANCE 20.8%

Ally Financial, Inc.
8.000% due 11/01/2031		9,015	12,346

Arrow Global Finance PLC
5.125% due 09/15/2024	GBP	400	491

Aviation Capital Group LLC
5.500% due 12/15/2024		$900	929

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		2,100	2,121
5.500% due 01/15/2026		825	829

Banco Santander S.A.
3.490% due 05/28/2030		200	218

Barclays PLC
7.875% due 09/15/2022 •(g)(i)	GBP	2,100	2,772
8.000% due 06/15/2024 •(g)(i)		$600	639

Brookfield Finance, Inc.
4.350% due 04/15/2030		300	350

Cabot Financial Luxembourg S.A.
7.500% due 10/01/2023	GBP	4,300	5,620

Cantor Fitzgerald LP
4.875% due 05/01/2024		$50	55

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group, Inc.
5.000% due 08/15/2022	$2,875	$2,969

Credit Acceptance Corp.
5.125% due 12/31/2024	425	423

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	1,625	1,692

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	72	65

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	69	62

Federal Realty Investment Trust
3.500% due 06/01/2030	75	81

Fly Leasing Ltd.
6.375% due 10/15/2021	250	251

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,150	1,134

Freedom Mortgage Corp.
8.125% due 11/15/2024	430	430
8.250% due 04/15/2025	1,000	1,023

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025	2,550	2,670

HSBC Holdings PLC
6.000% due 05/22/2027 •(g)(i)	600	615
6.500% due 03/23/2028 •(g)(i)	1,000	1,063

Icahn Enterprises LP
5.250% due 05/15/2027	1,525	1,594
6.250% due 02/01/2022	250	253
6.375% due 12/15/2025	2,300	2,370

Jefferies Finance LLC
6.250% due 06/03/2026	1,000	1,020

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	800	797

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	1,650	1,622

MGIC Investment Corp.
5.250% due 08/15/2028	2,100	2,177

Nationstar Mortgage Holdings, Inc.
5.500% due 08/15/2028	3,575	3,577

Natwest Group PLC
4.269% due 03/22/2025 •	2,000	2,175

Navient Corp.
5.625% due 08/01/2033	3,000	2,534
5.875% due 03/25/2021	3,000	3,027
6.625% due 07/26/2021	6,000	6,101

OneMain Finance Corp.
6.125% due 05/15/2022	1,125	1,170
8.875% due 06/01/2025	2,750	3,051

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	4,650	4,616
5.500% due 02/15/2024	1,100	1,108

Park Intermediate Holdings LLC
5.875% due 10/01/2028	825	829
7.500% due 06/01/2025	3,225	3,442

Pinnacol Assurance
8.625% due 06/25/2034 «(j)	5,000	5,518

Prudential PLC
3.125% due 04/14/2030	100	112

Radian Group, Inc.
6.625% due 03/15/2025	4,050	4,280

SLM Corp.
5.125% due 04/05/2022	1,800	1,848

Sumitomo Mitsui Financial Group, Inc.
1.132% (US0003M + 0.860%) due 07/19/2023 ~	800	807

UBS AG
5.125% due 05/15/2024 (i)	4,000	4,415

Uniti Group, Inc.
6.000% due 04/15/2023	900	907

Voyager Aviation Holdings LLC
8.500% due 08/15/2021	814	407

XHR LP
6.375% due 08/15/2025	1,650	1,653

		100,258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 58.7%

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029 (a)		$825	$834

AdaptHealth LLC
6.125% due 08/01/2028		800	830

Adient U.S. LLC
9.000% due 04/15/2025		100	110

ADT Security Corp.
3.500% due 07/15/2022		800	814
4.875% due 07/15/2032		530	537

Afren PLC
6.625% due 12/09/2020 ^(c)		1,952	10

Air Canada Pass-Through Trust
5.250% due 10/01/2030		800	820

Altice France S.A.
7.375% due 05/01/2026		3,700	3,881

AMC Networks, Inc.
4.750% due 08/01/2025		1,300	1,346

Avantor Funding, Inc.
4.625% due 07/15/2028		900	935

Avon Products, Inc.
7.000% due 03/15/2023		2,000	2,132

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		800	817

BAE Systems PLC
3.400% due 04/15/2030		200	224

Ball Corp.
4.875% due 03/15/2026		1,100	1,228

Bausch Health Americas, Inc.
9.250% due 04/01/2026		2,075	2,285

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	4,300	5,013
6.125% due 04/15/2025		$900	922
6.250% due 02/15/2029		3,800	3,914
7.000% due 01/15/2028		950	1,006
7.250% due 05/30/2029		1,250	1,347

BCD Acquisition, Inc.
9.625% due 09/15/2023		800	798

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		750	773

Boeing Co.
5.040% due 05/01/2027		150	165
5.150% due 05/01/2030		1,625	1,825
5.705% due 05/01/2040		1,625	1,905
5.805% due 05/01/2050		250	303
5.930% due 05/01/2060		1,625	2,017

Boise Cascade Co.
4.875% due 07/01/2030		100	107

Bombardier, Inc.
7.875% due 04/15/2027		900	684

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		825	848

Boyd Gaming Corp.
6.000% due 08/15/2026		550	569

Brink’s Co.
5.500% due 07/15/2025		1,150	1,200

BWX Technologies, Inc.
4.125% due 06/30/2028		800	820

California Resources Corp.
5.500% due 09/15/2021		584	10
6.000% due 11/15/2024		4,329	87
8.000% due 12/15/2022 ^(c)		4,468	59

CCO Holdings LLC
4.250% due 02/01/2031		2,500	2,595
4.500% due 08/15/2030		700	736
5.750% due 02/15/2026		2,000	2,082

Charter Communications Operating LLC
4.800% due 03/01/2050		200	230
5.375% due 04/01/2038		200	243
5.750% due 04/01/2048		150	186

Chobani LLC
7.500% due 04/15/2025		2,500	2,592

CNX Resources Corp.
7.250% due 03/14/2027		2,000	2,043

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CommScope Technologies LLC
5.000% due 03/15/2027		$4,000	$3,847

Community Health Systems, Inc.
6.250% due 03/31/2023		6,250	6,117
6.625% due 02/15/2025		300	291

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		6,160	1,668

Continental Resources, Inc.
5.000% due 09/15/2022		165	164

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		900	947

DAE Funding LLC
4.500% due 08/01/2022		400	396
5.000% due 08/01/2024		1,750	1,763
5.750% due 11/15/2023		100	101

DaVita, Inc.
4.625% due 06/01/2030		1,775	1,823

Dell International LLC
8.350% due 07/15/2046		1,327	1,763

Dell, Inc.
5.400% due 09/10/2040		6,000	6,356
6.500% due 04/15/2038		16,425	19,059

Delta Air Lines, Inc.
4.500% due 10/20/2025		650	668
4.750% due 10/20/2028		625	649
7.000% due 05/01/2025		2,100	2,309

Diebold Nixdorf, Inc.
9.375% due 07/15/2025		825	872

Dun & Bradstreet Corp.
10.250% due 02/15/2027		2,700	3,064

Edgewell Personal Care Co.
5.500% due 06/01/2028		400	421

Endo Dac
5.875% due 10/15/2024		4,400	4,412
6.000% due 06/30/2028		8,847	6,511
9.500% due 07/31/2027		6,005	6,286

Envision Healthcare Corp.
8.750% due 10/15/2026		3,950	1,831

Fair Isaac Corp.
5.250% due 05/15/2026		125	139

Ford Motor Co.
4.750% due 01/15/2043		3,000	2,722

Gap, Inc.
8.625% due 05/15/2025		1,325	1,453
8.875% due 05/15/2027		775	883

Gartner, Inc.
3.750% due 10/01/2030		1,000	1,013

GFL Environmental, Inc.
4.250% due 06/01/2025		3,000	3,036

goeasy Ltd.
5.375% due 12/01/2024		1,500	1,522

Greif, Inc.
6.500% due 03/01/2027		650	675

HCA, Inc.
5.375% due 02/01/2025		3,050	3,344

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		2,500	2,575
5.375% due 05/01/2025		300	312
5.750% due 05/01/2028		300	318

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		550	560

Hologic, Inc.
3.250% due 02/15/2029		2,475	2,495

Hudbay Minerals, Inc.
6.125% due 04/01/2029		2,550	2,534

iHeartCommunications, Inc.
6.375% due 05/01/2026		393	410
8.375% due 05/01/2027		712	702

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	400	471

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(c)		$2,700	1,748

Jagged Peak Energy LLC
5.875% due 05/01/2026		700	699

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jaguar Land Rover Automotive PLC
6.875% due 11/15/2026	EUR	1,000	$1,076

JELD-WEN, Inc.
6.250% due 05/15/2025		$700	749

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,225	1,273

KB Home
7.625% due 05/15/2023		400	440

KFC Holding Co.
5.000% due 06/01/2024		900	924

Kinder Morgan, Inc.
8.050% due 10/15/2030		200	264

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		8,906	9,051

Lamar Media Corp.
4.875% due 01/15/2029		500	521

Lamb Weston Holdings, Inc.
4.875% due 05/15/2028		250	270

Level 3 Financing, Inc.
3.625% due 01/15/2029		3,300	3,265
4.250% due 07/01/2028		2,425	2,465

Live Nation Entertainment, Inc.
5.625% due 03/15/2026		100	97
6.500% due 05/15/2027		575	621

Marriott International, Inc.
4.625% due 06/15/2030		400	429

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		150	157
6.500% due 09/15/2026		325	334

Minerva Luxembourg S.A.
6.500% due 09/20/2026		2,000	2,083

NCR Corp.
8.125% due 04/15/2025		3,725	4,124

Netflix, Inc.
5.375% due 11/15/2029		325	383

Newcrest Finance Pty. Ltd.
3.250% due 05/13/2030		75	82

Newell Brands, Inc.
4.875% due 06/01/2025		150	162

Nielsen Finance LLC
5.625% due 10/01/2028		825	850
5.875% due 10/01/2030		825	855

Nordstrom, Inc.
8.750% due 05/15/2025		1,700	1,864

Novasep Holding S.A.S.
8.000% due 05/31/2022	EUR	6,819	7,476

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		$300	313
7.375% due 06/01/2025		100	102

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		2,607	2,735

PDC Energy, Inc.
5.750% due 05/15/2026		1,650	1,543

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		1,250	37
5.500% due 04/12/2037 ^(c)		1,250	38

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		1,000	1,069

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		250	270

Post Holdings, Inc.
4.625% due 04/15/2030		1,000	1,030
5.000% due 08/15/2026		1,400	1,437

Precision Drilling Corp.
7.750% due 12/15/2023		850	649

Prime Security Services Borrower LLC
3.375% due 08/31/2027		2,450	2,360

Qorvo, Inc.
3.375% due 04/01/2031		850	866

Radiate Holdco LLC
4.500% due 09/15/2026		2,475	2,484

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (a)		3,250	3,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		$2,000	$2,252

Sabre GLBL, Inc.
7.375% due 09/01/2025		900	910
9.250% due 04/15/2025		4,050	4,465

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,512

Sealed Air Corp.
6.875% due 07/15/2033		400	514

Sensata Technologies BV
5.625% due 11/01/2024		600	653

Sirius XM Radio, Inc.
4.125% due 07/01/2030		800	821

Spirit AeroSystems, Inc.
5.500% due 01/15/2025 (a)		825	833
7.500% due 04/15/2025		2,000	2,029

Standard Industries, Inc.
3.375% due 01/15/2031		2,450	2,423
4.375% due 07/15/2030		1,700	1,746

Suburban Propane Partners LP
5.750% due 03/01/2025		460	468

Switch Ltd.
3.750% due 09/15/2028		825	835

T-Mobile USA, Inc.
3.875% due 04/15/2030		2,000	2,277
4.500% due 04/15/2050		200	241
4.750% due 02/01/2028		3,200	3,427
6.000% due 04/15/2024		2,625	2,683
6.500% due 01/15/2026		3,800	3,976

Team Health Holdings, Inc.
6.375% due 02/01/2025		900	621

TEGNA, Inc.
4.625% due 03/15/2028		700	686

Tempo Acquisition LLC
5.750% due 06/01/2025		1,700	1,787

Tenet Healthcare Corp.
4.625% due 06/15/2028		250	253
6.125% due 10/01/2028		6,450	6,293
7.500% due 04/01/2025		300	324

Tesco PLC
6.150% due 11/15/2037		510	661

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	300	327

Toll Brothers Finance Corp.
4.875% due 03/15/2027		$1,300	1,461

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,500	1,520

TripAdvisor, Inc.
7.000% due 07/15/2025		825	862

Triumph Group, Inc.
8.875% due 06/01/2024		825	881

United Rentals North America, Inc.
4.625% due 10/15/2025		800	819
5.500% due 05/15/2027		350	373

Univision Communications, Inc.
6.625% due 06/01/2027		800	783
9.500% due 05/01/2025		200	215

VeriSign, Inc.
4.750% due 07/15/2027		3,500	3,717

ViaSat, Inc.
5.625% due 04/15/2027		275	283

Videotron Ltd.
5.125% due 04/15/2027		1,350	1,424

Virgin Media Finance PLC
5.000% due 07/15/2030		500	498

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,200	1,625

VOC Escrow Ltd.
5.000% due 02/15/2028		$300	266

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030		200	225

Williams Scotsman International, Inc.
4.625% due 08/15/2028		3,275	3,294

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WMG Acquisition Corp.
5.500% due 04/15/2026	$1,550	$1,614

Wyndham Destinations, Inc.
6.000% due 04/01/2027	2,000	2,057

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028	825	802

Wynn Las Vegas LLC
5.250% due 05/15/2027	300	282

Yum! Brands, Inc.
6.875% due 11/15/2037	100	120
7.750% due 04/01/2025	5,650	6,250

Ziggo BV
5.500% due 01/15/2027	1,239	1,300

		282,522

UTILITIES 4.9%

Blue Racer Midstream LLC
6.125% due 11/15/2022	900	880

Calpine Corp.
5.000% due 02/01/2031	4,100	4,187

Covanta Holding Corp.
5.000% due 09/01/2030	875	884

DPL, Inc.
4.125% due 07/01/2025	2,450	2,567

Genesis Energy LP
5.625% due 06/15/2024	200	171
6.000% due 05/15/2023	2,000	1,821

Narragansett Electric Co.
3.395% due 04/09/2030	100	114

NSG Holdings LLC
7.750% due 12/15/2025	1,408	1,498

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	958	242

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	120	109

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	763	86

PBF Holding Co. LLC
9.250% due 05/15/2025	3,250	3,336

Sprint Capital Corp.
8.750% due 03/15/2032	2,300	3,369

Targa Resources Partners LP
6.500% due 07/15/2027	100	104
6.875% due 01/15/2029	425	457

Terraform Global Operating LLC
6.125% due 03/01/2026	1,500	1,532

TerraForm Power Operating LLC
5.000% due 01/31/2028	2,000	2,193

		23,550

Total Corporate Bonds & Notes (Cost $396,664)		406,330

MUNICIPAL BONDS & NOTES 0.8%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	450	472

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	100

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,950	3,159

Total Municipal Bonds & Notes (Cost $2,893)		3,731

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Adjustable Rate Mortgage Trust
3.178% due 10/25/2035 ~	$73	$56

American Home Mortgage Assets Trust
1.939% due 11/25/2046 •	590	257
6.250% due 06/25/2037 ^þ	129	119

Banc of America Funding Trust
3.513% due 03/20/2036 ^~	75	71

Bear Stearns ALT-A Trust
3.761% due 01/25/2035 ~	3	3

Citigroup Mortgage Loan Trust
4.190% due 11/25/2035 •	116	111

Countrywide Alternative Loan Trust
0.328% due 05/25/2047 •	19	18
0.366% due 03/20/2046 •	32	27
0.408% due 07/25/2046 ^•	290	186
2.019% due 12/25/2035 •	38	35
2.702% due 10/25/2035 ^~	26	25

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •	101	96
6.000% due 05/25/2036 ^	60	46

Downey Savings & Loan Association Mortgage Loan Trust
0.656% due 02/19/2045 •	11	11

First Horizon Alternative Mortgage Securities Trust
2.547% due 09/25/2035 ^~	164	156
6.000% due 05/25/2036 ^	63	45

GMAC Mortgage Corp. Loan Trust
3.688% due 04/19/2036 ^~	145	127

GSR Mortgage Loan Trust
2.937% due 04/25/2035 ~	1	1
3.609% due 05/25/2035 ~	160	147
3.835% due 11/25/2035 ~	21	21

HarborView Mortgage Loan Trust
0.346% due 01/19/2038 •	20	18
0.636% due 03/19/2036 ^•	275	252

IndyMac Mortgage Loan Trust
3.177% due 09/25/2035 ^~	44	42

JPMorgan Mortgage Trust
3.205% due 07/27/2037 ~	231	233
3.462% due 07/25/2035 ~	44	43
6.000% due 08/25/2037 ^	77	57

Residential Accredit Loans, Inc. Trust
0.478% due 03/25/2037 •	301	28
5.546% due 02/25/2036 ^~	192	157

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	65	52

Structured Asset Mortgage Investments Trust
0.368% due 05/25/2036 •	18	15

WaMu Mortgage Pass-Through Certificates Trust
1.789% due 05/25/2047 •	237	213
2.925% due 10/25/2036 ^~	114	109
3.306% due 07/25/2037 ^~	104	101

Total Non-Agency Mortgage-Backed Securities (Cost $2,610)		2,878

ASSET-BACKED SECURITIES 0.2%

Carrington Mortgage Loan Trust
0.298% due 08/25/2036 •	68	64

Credit-Based Asset Servicing & Securitization Trust
3.371% due 01/25/2037 ^þ	870	396

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ	328	131

Groupe Novasep
11.000% due 03/21/2022 «(j)	444	320

Mid-State Trust
7.791% due 03/15/2038	9	10

Morgan Stanley ABS Capital, Inc. Trust
0.288% due 05/25/2037 •	80	69

Option One Mortgage Loan Trust Asset-Backed Certificates
1.123% due 08/25/2033 •	51	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.298% due 08/25/2036 •	$13	$13

Total Asset-Backed Securities (Cost $1,166)		1,054

SOVEREIGN ISSUES 0.6%

Argentine Republic Government International Bond
0.125% due 07/09/2041 þ	7,113	2,836
1.000% due 07/09/2029	102	47

Total Sovereign Issues (Cost $3,302)		2,883

	SHARES
COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)	163,228	163

iHeartMedia, Inc. «(d)	124	1

iHeartMedia, Inc. ‘A’ (d)	9,223	75

		239

CONSUMER DISCRETIONARY 0.2%

Caesars Entertainment, Inc. (d)	19,463	1,091

		1,091

ENERGY 0.0%

Dommo Energia S.A. SP - ADR (d)	251	1

FINANCIALS 0.1%

CIT Group, Inc.	26,331	466

Hipotecaria Su Casita S.A. «(d)	78,886	0

Mr Cooper Group, Inc. (d)	4,374	98

		564

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(d)(j)	197,572	0

NVHL S.A. ‘B’ «(d)(j)	197,572	0

NVHL S.A. ‘C’ «(d)(j)	197,572	0

NVHL S.A. ‘D’ «(d)(j)	197,572	0

NVHL S.A. ‘E’ «(d)(j)	197,572	0

NVHL S.A. ‘F’ «(d)(j)	197,572	0

NVHL S.A. ‘G’ «(d)(j)	197,572	0

NVHL S.A. ‘H’ «(d)(j)	197,572	0

NVHL S.A. ‘I’ «(d)(j)	197,572	0

NVHL S.A. ‘J’ «(d)(j)	197,572	0

		0

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(d)(j)	7,513	466

Total Common Stocks (Cost $9,290)		2,361

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039 «	60,068	427

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	728,231	0

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	2,167,200	0

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	60,750	$35

Total Warrants (Cost $1,273)		462

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.5%

Citigroup, Inc.
5.800% due 06/15/2022 •(g)	550,000	443

Huntington Bancshares, Inc.
4.450% due 10/15/2027 •(g)	2,000,000	1,985

		2,428

INDUSTRIALS 0.3%

Xfit Brands, Inc. «(h)	1,000	1,413

Total Preferred Securities (Cost $6,206)		3,841

REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.	354,535	8,285

Total Real Estate Investment Trusts (Cost $4,263)		8,285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (k) 1.5%
		$7,162

U.S. TREASURY BILLS 0.3%
0.096% due 10/15/2020 - 10/22/2020 (e)(f)(n)	$1,305	1,305

Total Short-Term Instruments (Cost $8,467)		8,467

Total Investments in Securities (Cost $463,422)		466,844

	SHARES
INVESTMENTS IN AFFILIATES 2.5%

COMMON STOCK 0.0%

CONSUMER DISCRETIONARY 0.0%

Xfit Brands, Inc. ^«(d)	2,040,639	12

Total Mutual Funds (Cost $418)		12

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%

PIMCO Short-Term Floating NAV Portfolio III	1,214,137	$11,973

Total Short-Term Instruments (Cost $11,969)		11,973

Total Investments in Affiliates (Cost $12,387)		11,985

Total Investments 99.5% (Cost $475,809)		$478,829

Financial Derivative Instruments (l)(m) 0.1% (Cost or Premiums, net $8,417)		498

Other Assets and Liabilities, net 0.4%		1,784

Net Assets 100.0%		$481,111

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Groupe Novasep 11.000% due 03/21/2022	11/01/2019	$433	$320	0.06%
Neiman Marcus Group Ltd. LLC	09/25/2020	242	466	0.10
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	614	0	0.00
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	614	0	0.00
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	614	0	0.00
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	613	0	0.00

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	$613	$0	0.00%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	5,518	1.15

		$11,808	$6,304	1.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	(0.200)%	04/01/2020	03/31/2022		$3,356	Macy’s Retail Holdings, Inc. 3.630% due 06/01/2024	$(3,657)	$3,356	$3,353
BRC	(4.500)	03/27/2020	TBD	(2)	323	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(249)	323	315
FICC	0.000	09/30/2020	10/01/2020		575	U.S. Treasury Notes 2.125% due 08/15/2021	(587)	575	575
SBI	(4.500)	03/27/2020	TBD	(2)	2,908	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(2,241)	2,908	2,840

Total Repurchase Agreements							$(6,734)	$7,162	$7,083

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Corporate Bonds & Notes (1.3)%
Industrials (1.3)%
American Airlines Pass-Through Trust	4.950%	08/15/2026	$3,483	$(3,648)	$(2,490)
Macy’s Retail Holdings, Inc.	3.625	06/01/2024	5,000	(4,835)	(3,716)

Total Short Sales (1.3)%				$(8,483)	$(6,206)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$3,353	$0	$0	$0	$3,353	$(3,090)	$263
BRC	315	0	0	0	315	(249)	66
FICC	575	0	0	0	575	(587)	(12)
SBI	2,840	0	0	0	2,840	(2,741)	99

Master Securities Forward Transaction Agreement
BCY	0	0	0	(2,490)	(2,490)	0	(2,490)
GSC	0	0	0	(3,716)	(3,716)	0	(3,716)

Total Borrowings and Other Financing Transactions	$7,083	$0	$0	$(6,206)

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Payable for short sales includes $82 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

Cash of $567 has been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	104	$	14,511	$38	$0	$(26)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	75	$	(15,346)	$(76)	$31	$(22)
Euro-Buxl 30-Year Bond December Futures	12/2020	9		(2,350)	(37)	12	(12)
U.S. Treasury 5-Year Note December Futures	12/2020	662		(83,433)	(110)	67	0
U.S. Treasury 30-Year Bond December Futures	12/2020	29		(5,112)	44	27	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	24		(5,324)	38	48	0

					$(141)	$185	$(34)

Total Futures Contracts					$(103)	$185	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	12/20/2023	7.032%	$	10,000	$190	$1,471	$1,661	$0	$(33)
Anheuser-Busch InBev	(1.000)	Quarterly	06/20/2025	0.539	EUR	8,800	(118)	(111)	(229)	0	(2)
ArcelorMittal	(5.000)	Quarterly	06/20/2025	2.105		2,000	(266)	(46)	(312)	0	(6)
Arconic, Inc.	(1.000)	Quarterly	06/20/2025	2.358	$	5,000	(33)	334	301	0	(10)
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	1.083		4,000	281	(272)	9	0	(2)
Johnson & Johnson	(1.000)	Quarterly	06/20/2024	0.148		20,000	(675)	32	(643)	0	(1)
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	06/20/2023	11.481		4,000	111	816	927	8	0
Viacom, Inc.	(1.000)	Quarterly	06/20/2027	1.015		10,000	556	(549)	7	7	0

							$46	$1,675	$1,721	$15	$(54)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Co.	5.000%	Quarterly	06/20/2023	3.395%	$100	$15	$(11)	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$1,246	$47	$19	$66	$1	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	13,892	47	650	697	15	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	3,000	117	11	128	6	0

					$211	$680	$891	$22	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/16/2022	$151,800	$7,698	$72	$7,770	$0	$(3)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2025	19,500	1,483	813	2,296	0	(20)

						$9,181	$885	$10,066	$0	$(23)

Total Swap Agreements						$9,453	$3,229	$12,682	$37	$(77)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$185	$37	$222	$0	$(60)	$(77)	$(137)

Cash of $7,283 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2020	GBP	8,137		$10,754	$255	$0

HUS	10/2020		$10,468	GBP	8,137	31	0
	11/2020	GBP	8,137		$10,470	0	(31)

SCX	10/2020	EUR	16,860		20,177	410	0
	10/2020		$321	EUR	268	0	(7)
	11/2020	EUR	16,768		$19,676	3	0

UAG	10/2020		176		209	2	0

Total Forward Foreign Currency Contracts						$701	$(38)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
GST	Deutsche Bank AG	1.000%	Quarterly	12/20/2023	2.217%	EUR	2,000	$(192)	$102	$0	$(90)

HUS	Danske Bank A/S	1.000	Quarterly	12/20/2023	1.120		2,000	(144)	135	0	(9)
	UniCredit SpA	1.000	Quarterly	06/20/2023	1.965		5,000	(700)	549	0	(151)

Total Swap Agreements								$(1,036)	$786	$0	$(250)

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
CBK	$255	$0	$0	$255	$0	$0	$0	$0	$255	$(290)	$(35)
GST	0	0	0	0	0	0	(90)	(90)	(90)	104	14
HUS	31	0	0	31	(31)	0	(160)	(191)	(160)	198	38
SCX	413	0	0	413	(7)	0	0	(7)	406	(580)	(174)
UAG	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$701	$0	$0	$701	$(38)	$0	$(250)	$(288)

(n)

Securities with an aggregate market value of $302 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$185	$185
Swap Agreements	0	37	0	0	0	37

	$0	$37	$0	$0	$185	$222

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$701	$0	$701

	$0	$37	$0	$701	$185	$923

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	54	0	0	23	77

	$0	$54	$0	$0	$83	$137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38	$0	$38
Swap Agreements	0	250	0	0	0	250

	$0	$250	$0	$38	$0	$288

	$0	$304	$0	$38	$83	$425

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,633)	$(1,633)
Swap Agreements	0	(1,320)	0	0	1,434	114

	$0	$(1,320)	$0	$0	$(199)	$(1,519)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,431)	$0	$(1,431)
Swap Agreements	0	125	0	0	0	125

	$0	$125	$0	$(1,431)	$0	$(1,306)

	$0	$(1,195)	$0	$(1,431)	$(199)	$(2,825)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,085	$1,085
Swap Agreements	0	(2,868)	0	0	(842)	(3,710)

	$0	$(2,868)	$0	$0	$243	$(2,625)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$548	$0	$548
Swap Agreements	0	642	0	0	0	642

	$0	$642	$0	$548	$0	$1,190

	$0	$(2,226)	$0	$548	$243	$(1,435)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$821	$25,731	$0	$26,552
Corporate Bonds & Notes
Banking & Finance	0	94,740	5,518	100,258
Industrials	0	282,522	0	282,522
Utilities	0	23,550	0	23,550
Municipal Bonds & Notes
Florida	0	472	0	472
New York	0	100	0	100
West Virginia	0	3,159	0	3,159
Non-Agency Mortgage-Backed Securities	0	2,878	0	2,878
Asset-Backed Securities	0	734	320	1,054
Sovereign Issues	0	2,883	0	2,883
Common Stocks
Communication Services	238	0	1	239
Consumer Discretionary	1,091	0	0	1,091
Energy	0	1	0	1
Financials	564	0	0	564
Industrials	0	0	466	466
Warrants
Communication Services	0	0	427	427
Utilities	35	0	0	35
Preferred Securities
Banking & Finance	0	2,428	0	2,428
Industrials	0	0	1,413	1,413
Real Estate Investment Trusts
Real Estate	8,285	0	0	8,285
Short-Term Instruments
Repurchase Agreements	0	7,162	0	7,162
U.S. Treasury Bills	0	1,305	0	1,305

	$11,034	$447,665	$8,145	$466,844

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	$0	$0	$12	$12
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,973	0	0	11,973

	$11,973	$0	$12	$11,985

Total Investments	$23,007	$447,665	$8,157	$478,829

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(6,206)	$0	$(6,206)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	185	37	0	222
Over the counter	0	701	0	701

	$185	$738	$0	$923

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(60)	(77)	0	(137)
Over the counter	0	(288)	0	(288)

	$(60)	$(365)	$0	$(425)

Total Financial Derivative Instruments	$125	$373	$0	$498

Totals	$23,132	$441,832	$8,157	$473,121

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,434	$4	$(167)	$0	$(8)	$32	$0	$(1,295)	$0	$0
Corporate Bonds & Notes
Banking & Finance	5,645	0	0	0	0	(127)	0	0	5,518	(127)
Industrials	19	0	0	0	0	0	0	(19)	0	0
Asset-Backed Securities	322	0	(444)	(11)	0	453	0	0	320	453
Common Stocks
Health Care	0	0	0	0	(1,103)	1,103	0	0	0	1,103
Industrials	0	242	0	0	0	224	0	0	466	224
Telecommunication Services	1	0	0	0	0	0	0	0	1	0
Warrants
Telecommunication Services	0	0	0	0	0	(12)	439	0	427	(12)
Preferred Securities
Industrials	1,413	0	0	0	0	0	0	0	1,413	0

Totals	$8,834	$246	$(611)	$(11)	$(1,111)	$1,673	$439	$(1,314)	$8,145	$1,641

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	10	0	0	0	0	2	0	0	12	2

Totals	$8,844	$246	$(611)	$(11)	$(1,111)	$1,675	$439	$(1,314)	$8,157	$1,643

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,518	Reference Instrument	Option Adjusted Spread	666.300 bps	—
Asset-Backed Securities	320	Proxy Pricing	Base Price	72.500	—
Common Stocks
Industrials	466	Recent Transaction	Purchase Price	62.050	—
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Warrants
Telecommunication Services	427	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	1,413	Other Valuation Techniques(2)	—	—	—

Total	$8,145

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	12	Other Valuation Techniques(2)

Total	$8,157

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(g)	$5,516	$5,535

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	5,187	5,260

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,247	1,200

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~	2,252	2,245

Level 3 Financing, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~	1,100	1,067

Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~	788	761

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~	9,676	9,680

WR Grace & Co.
1.970% (LIBOR03M + 1.750%) due 04/03/2025 ~	294	289

Total Loan Participations and Assignments (Cost $25,761)		26,037

CORPORATE BONDS & NOTES 84.3%

BANKING & FINANCE 47.3%

AerCap Ireland Capital DAC
3.650% due 07/21/2027	600	550
4.450% due 04/03/2026	10,275	10,241
4.875% due 01/16/2024	2,500	2,591
5.000% due 10/01/2021	1,100	1,134

Agree LP
2.900% due 10/01/2030	3,400	3,519

AIA Group Ltd.
3.900% due 04/06/2028	540	616

AIB Group PLC
4.263% due 04/10/2025 •	1,800	1,937
4.750% due 10/12/2023	924	1,005

Air Lease Corp.
3.000% due 09/15/2023	3,300	3,352

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	1,600	1,806
3.450% due 04/30/2025	300	335
3.950% due 01/15/2028	300	346
4.900% due 12/15/2030	6,420	8,099

Ally Financial, Inc.
1.450% due 10/02/2023	4,200	4,193
3.050% due 06/05/2023	2,800	2,911

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030	1,800	1,824
3.875% due 01/30/2031	500	547

American Financial Group, Inc.
3.500% due 08/15/2026	2,200	2,384

American Homes 4 Rent LP
4.250% due 02/15/2028	2,000	2,269

American International Group, Inc.
4.375% due 06/30/2050	7,500	8,788

American Tower Corp.
1.300% due 09/15/2025	2,100	2,125
2.750% due 01/15/2027	13,800	14,891
2.900% due 01/15/2030	700	758
2.950% due 01/15/2025	9,900	10,699
3.000% due 06/15/2023	3,000	3,178
3.800% due 08/15/2029	7,900	9,066
3.950% due 03/15/2029	3,052	3,517

Aon Corp.
2.800% due 05/15/2030	2,300	2,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arch Capital Group Ltd.
3.635% due 06/30/2050	$1,235	$1,332

Assurant, Inc.
1.483% (US0003M + 1.250%) due 03/26/2021 ~	317	317

AvalonBay Communities, Inc.
2.300% due 03/01/2030	8,600	9,155

Aviation Capital Group LLC
2.875% due 01/20/2022	2,300	2,283
3.500% due 11/01/2027	3,100	2,778
4.125% due 08/01/2025	943	904
4.375% due 01/30/2024	5,527	5,498
4.875% due 10/01/2025	1,500	1,478
5.500% due 12/15/2024	11,100	11,461
6.750% due 04/06/2021	2,300	2,350
7.125% due 10/15/2020	14,600	14,641

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	6,500	5,969
3.950% due 07/01/2024	2,000	1,901
5.125% due 10/01/2023	2,671	2,681
5.250% due 05/15/2024	1,786	1,795

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023	24,500	24,489

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027	1,700	1,788

Banco Santander Mexico S.A.
4.125% due 11/09/2022	2,400	2,529

Banco Santander S.A.
2.746% due 05/28/2025	9,200	9,682
4.379% due 04/12/2028	3,800	4,313

Bancolombia S.A.
3.000% due 01/29/2025	1,200	1,203

Bank of America Corp.
1.216% (US0003M + 0.960%) due 07/23/2024 ~	3,600	3,645
1.264% (US0003M + 1.000%) due 04/24/2023 ~	2,500	2,525
1.319% due 06/19/2026 •	25,000	25,191
1.486% due 05/19/2024 •	1,950	1,985
2.676% due 06/19/2041 •	1,000	1,025
3.093% due 10/01/2025 •	700	755
3.124% due 01/20/2023 •	23,000	23,753
3.550% due 03/05/2024 •	10,000	10,658
3.559% due 04/23/2027 •	1,100	1,230
3.593% due 07/21/2028 •	5,000	5,607
3.824% due 01/20/2028 •	10,000	11,343
3.875% due 08/01/2025	6,000	6,822

Banque Federative du Credit Mutuel S.A.
2.700% due 07/20/2022	6,300	6,538

Barclays Bank PLC
7.625% due 11/21/2022 (f)	6,700	7,372
10.179% due 06/12/2021	250	263

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~	26,243	26,328
1.710% (US0003M + 1.430%) due 02/15/2023 ~	2,000	2,010
1.898% (US0003M + 1.625%) due 01/10/2023 ~	900	907
2.645% due 06/24/2031 •	20,400	20,381
3.200% due 08/10/2021	2,800	2,865
3.650% due 03/16/2025	9,000	9,726
3.932% due 05/07/2025 •	8,000	8,621
4.337% due 01/10/2028	6,200	6,909
4.338% due 05/16/2024 •	700	752
4.375% due 09/11/2024	1,300	1,395
4.375% due 01/12/2026	5,500	6,168
4.610% due 02/15/2023 •	16,500	17,276
4.972% due 05/16/2029 •	4,985	5,829
5.088% due 06/20/2030 •	6,300	7,105
5.200% due 05/12/2026	1,300	1,445

BBVA Bancomer S.A.
4.375% due 04/10/2024	4,200	4,527
5.125% due 01/18/2033 •(f)	7,800	7,520
6.750% due 09/30/2022	10,938	11,805

BBVA USA
2.500% due 08/27/2024	10,000	10,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BGC Partners, Inc.
4.375% due 12/15/2025	$6,200	$6,334
5.125% due 05/27/2021	1,000	1,016
5.375% due 07/24/2023	6,000	6,378

Blackstone Holdings Finance Co. LLC
2.500% due 01/10/2030	1,200	1,292

BNP Paribas S.A.
2.219% due 06/09/2026 •	18,600	19,211
2.819% due 11/19/2025 •	1,200	1,267
3.052% due 01/13/2031 •	900	968
4.705% due 01/10/2025 •	700	776
5.198% due 01/10/2030 •	7,300	9,007
6.625% due 03/25/2024 •(e)(f)	5,250	5,578
6.750% due 03/14/2022 •(e)(f)	4,300	4,436
7.000% due 08/16/2028 •(e)(f)	2,800	3,233
7.375% due 08/19/2025 •(e)(f)	500	557
7.625% due 03/30/2021 •(e)(f)	4,500	4,581

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~	2,100	2,095
3.500% due 10/10/2024	12,400	13,104
4.000% due 01/25/2024	700	745

Boston Properties LP
2.750% due 10/01/2026	5,262	5,644
2.900% due 03/15/2030	2,300	2,405
3.250% due 01/30/2031	9,000	9,718

BPCE S.A.
4.500% due 03/15/2025	5,700	6,310

Brighthouse Financial, Inc.
3.700% due 06/22/2027	300	312

British Transco International Finance BV
0.000% due 11/04/2021 (c)	1,860	1,848

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~	5,630	5,561

Brookfield Finance, Inc.
3.900% due 01/25/2028	300	334
4.350% due 04/15/2030	4,800	5,595

Camden Property Trust
2.800% due 05/15/2030	1,800	1,961

CBL & Associates LP
5.950% due 12/15/2026 ^(b)	900	340

Citibank N.A.
3.650% due 01/23/2024	500	548

Citigroup, Inc.
1.214% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,075
1.380% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,009
1.441% (US0003M + 1.190%) due 08/02/2021 ~	19,500	19,672
1.676% (US0003M + 1.430%) due 09/01/2023 ~	2,900	2,949
2.572% due 06/03/2031 •(g)	10,500	11,060
3.106% due 04/08/2026 •	1,700	1,832
3.200% due 10/21/2026	5,337	5,893
3.668% due 07/24/2028 •	9	10
3.887% due 01/10/2028 •	9,600	10,870
4.044% due 06/01/2024 •	8,300	8,973

Citizens Bank N.A.
2.250% due 04/28/2025	1,000	1,064
3.750% due 02/18/2026	1,650	1,895

CK Hutchison International Ltd.
3.250% due 04/11/2024	600	640

CNH Industrial Capital LLC
4.375% due 11/06/2020	7,225	7,249
4.875% due 04/01/2021	6,500	6,626

Cooperatieve Rabobank UA
2.625% due 07/22/2024	6,000	6,409

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022	900	937

Credit Suisse AG
2.100% due 11/12/2021	7,400	7,541
3.625% due 09/09/2024	12,600	13,959
6.500% due 08/08/2023 (f)	27,938	31,740

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
2.593% due 09/11/2025 •	$13,300	$13,886
2.997% due 12/14/2023 •	1,300	1,354
3.869% due 01/12/2029 •	2,200	2,456
4.207% due 06/12/2024 •	1,600	1,731

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	13,650	15,142
3.800% due 06/09/2023	4,800	5,167
4.550% due 04/17/2026	600	700

Crown Castle International Corp.
1.350% due 07/15/2025	14,400	14,570
3.150% due 07/15/2023	3,000	3,191
3.300% due 07/01/2030	3,379	3,696
4.150% due 07/01/2050	7,085	8,109

CubeSmart LP
3.000% due 02/15/2030	2,100	2,256
4.000% due 11/15/2025	2,933	3,294
4.375% due 02/15/2029	7,650	8,983

CyrusOne LP
3.450% due 11/15/2029	500	543

Danske Bank A/S
1.309% (US0003M + 1.060%) due 09/12/2023 ~	2,300	2,283

Deutsche Bank AG
1.539% (US0003M + 1.290%) due 02/04/2021 ~	12,840	12,855
2.222% due 09/18/2024 •	50,000	50,364
3.150% due 01/22/2021	7,900	7,949
3.300% due 11/16/2022	8,100	8,382
3.961% due 11/26/2025 •	9,400	10,003
4.250% due 02/04/2021	1,300	1,314
4.250% due 10/14/2021	24,000	24,684

Digital Realty Trust LP
3.600% due 07/01/2029	15,405	17,689
3.700% due 08/15/2027	2,700	3,039
4.450% due 07/15/2028	30	36

Discover Bank
3.450% due 07/27/2026	1,000	1,096

Discover Financial Services
4.100% due 02/09/2027	1,500	1,664

Doctors Co.
6.500% due 10/15/2023	675	735

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	347	310

Duke Realty LP
2.875% due 11/15/2029	1,000	1,092

E*TRADE Financial Corp.
4.500% due 06/20/2028	1,000	1,174

EPR Properties
4.500% due 04/01/2025	3,500	3,424
4.750% due 12/15/2026	8,000	7,666
4.950% due 04/15/2028	700	677

Equinix, Inc.
2.150% due 07/15/2030	3,000	3,044
2.625% due 11/18/2024	9,680	10,300
3.200% due 11/18/2029	5,075	5,602

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,800	2,052

ERP Operating LP
2.500% due 02/15/2030	1,900	2,020
3.000% due 07/01/2029	9,700	10,696
3.375% due 06/01/2025	1,700	1,883
3.500% due 03/01/2028	1,774	2,005

Essex Portfolio LP
3.000% due 01/15/2030	4,300	4,626
3.375% due 04/15/2026	820	912
3.500% due 04/01/2025	800	880
3.875% due 05/01/2024	3,500	3,832

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	4,300	4,671
4.850% due 04/17/2028	2,200	2,413

Federal Realty Investment Trust
3.250% due 07/15/2027	3,300	3,508
3.500% due 06/01/2030	1,500	1,626

Fidelity National Financial, Inc.
2.450% due 03/15/2031	900	894
3.400% due 06/15/2030	5,700	6,138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First American Financial Corp.
4.300% due 02/01/2023	$2,975	$3,168

FMR LLC
4.950% due 02/01/2033	2,200	2,981

Ford Motor Credit Co. LLC
0.681% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,097
1.114% (US0003M + 0.810%) due 04/05/2021 ~	5,800	5,716
1.331% (US0003M + 1.080%) due 08/03/2022 ~	500	474
1.503% (US0003M + 1.270%) due 03/28/2022 ~	300	287
1.515% (US0003M + 1.235%) due 02/15/2023 ~	5,100	4,695
2.343% due 11/02/2020	14,304	14,322
3.200% due 01/15/2021	3,500	3,501
3.336% due 03/18/2021	5,500	5,510
3.470% due 04/05/2021	5,854	5,858
3.550% due 10/07/2022	10,100	10,018
5.584% due 03/18/2024	14,600	15,207
5.596% due 01/07/2022	1,213	1,243
5.750% due 02/01/2021	1,000	1,010
5.875% due 08/02/2021	200	204

GE Capital Funding LLC
4.400% due 05/15/2030	26,300	28,324
4.550% due 05/15/2032	6,600	7,112

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	3,647	3,896
4.418% due 11/15/2035	700	741

General Motors Financial Co., Inc.
1.294% (US0003M + 0.990%) due 01/05/2023 ~	500	495
1.818% (US0003M + 1.550%) due 01/14/2022 ~	11,700	11,762
4.250% due 05/15/2023	10	11

GLP Capital LP
3.350% due 09/01/2024	2,700	2,748
4.000% due 01/15/2030	2,900	3,007
4.000% due 01/15/2031	6,200	6,466
5.300% due 01/15/2029	500	558
5.375% due 11/01/2023	2,600	2,790
5.750% due 06/01/2028	1,200	1,374

Goldman Sachs Group, Inc.
1.264% (US0003M + 1.000%) due 07/24/2023 ~	4,218	4,243
1.298% (US0003M + 1.050%) due 06/05/2023 ~	11,200	11,276
1.355% (US0003M + 1.110%) due 04/26/2022 ~	9,000	9,038
1.450% (US0003M + 1.170%) due 05/15/2026 ~	5,000	5,053
2.876% due 10/31/2022 •	3,150	3,226
2.908% due 06/05/2023 •	9,949	10,308
3.691% due 06/05/2028 •	5,000	5,612
3.850% due 01/26/2027	700	787
4.223% due 05/01/2029 •	6,800	7,930

Goodman HK Finance
4.375% due 06/19/2024	900	977

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	1,925	2,221

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	500	548

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	1,980

Guardian Life Global Funding
1.100% due 06/23/2025	1,000	1,011
2.900% due 05/06/2024	4,000	4,311

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,500	1,542

Healthcare Realty Trust, Inc.
3.875% due 05/01/2025	600	656

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031	3,700	3,630

Healthpeak Properties, Inc.
3.000% due 01/15/2030	1,500	1,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Highwoods Realty LP
2.600% due 02/01/2031	$1,000	$993
3.050% due 02/15/2030	4,600	4,761

Host Hotels & Resorts LP
3.375% due 12/15/2029	3,100	2,901
3.500% due 09/15/2030	1,500	1,443
3.875% due 04/01/2024	1,106	1,148
4.000% due 06/15/2025	900	935

HSBC Holdings PLC
1.629% (US0003M + 1.380%) due 09/12/2026 ~	800	793
2.099% due 06/04/2026 •	4,700	4,763
2.633% due 11/07/2025 •	5,600	5,837
2.848% due 06/04/2031 •	500	519
3.803% due 03/11/2025 •	1,000	1,081
4.300% due 03/08/2026	600	677
6.500% due 03/23/2028 •(e)(f)	6,300	6,695

Hudson Pacific Properties LP
3.250% due 01/15/2030	4,000	4,143
3.950% due 11/01/2027	2,000	2,154
4.650% due 04/01/2029	3,600	4,111

ICICI Bank Ltd.
5.750% due 11/16/2020	1,800	1,808

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	2,414

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	2,800	3,122

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~	3,600	3,648
4.100% due 10/02/2023	10,000	10,974

Intercontinental Exchange, Inc.
0.700% due 06/15/2023	7,900	7,924
3.750% due 12/01/2025	4,000	4,520

International Lease Finance Corp.
8.625% due 01/15/2022	8,800	9,465

Intesa Sanpaolo SpA
5.017% due 06/26/2024	2,200	2,314
6.500% due 02/24/2021	8,000	8,167

Jefferies Group LLC
6.500% due 01/20/2043	400	507

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~	6,390	6,446
1.494% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,149
1.514% due 06/01/2024 •	10,000	10,220
2.301% due 10/15/2025 •	5,100	5,370
3.797% due 07/23/2024 •	5,150	5,582
8.750% due 09/01/2030	75	110

Kilroy Realty LP
3.050% due 02/15/2030	3,439	3,601
3.450% due 12/15/2024	3,000	3,169
4.375% due 10/01/2025	4,300	4,752
4.750% due 12/15/2028	800	929

Kimco Realty Corp.
2.700% due 10/01/2030	4,200	4,274

KKR Group Finance Co. LLC
3.750% due 07/01/2029	2,600	2,992

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,512

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,386

Lexington Realty Trust
2.700% due 09/15/2030	2,400	2,450

Life Storage LP
3.875% due 12/15/2027	1,200	1,344
4.000% due 06/15/2029	1,275	1,449

Lifestorage LP
3.500% due 07/01/2026	6,694	7,440

Lloyds Bank PLC
7.500% due 04/02/2032 þ	2,400	1,999

Lloyds Banking Group PLC
2.438% due 02/05/2026 •	7,300	7,576
3.750% due 01/11/2027	12,600	14,036

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.450% due 05/08/2025	$15,900	$17,992
4.550% due 08/16/2028	1,600	1,888
4.582% due 12/10/2025	13,200	14,541

Loews Corp.
3.200% due 05/15/2030	5,000	5,597

Macquarie Group Ltd.
3.189% due 11/28/2023 •	8,000	8,371

MassMutual Global Funding
2.750% due 06/22/2024	700	753
3.400% due 03/08/2026	3,300	3,727

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	800	975

Mid-America Apartments LP
2.750% due 03/15/2030	1,700	1,835
3.750% due 06/15/2024	1,500	1,632
3.950% due 03/15/2029	2,747	3,183
4.200% due 06/15/2028	3,500	4,070

Mitsubishi UFJ Financial Group, Inc.
0.895% (US0003M + 0.650%) due 07/26/2021 ~	6,200	6,225
1.309% (US0003M + 1.060%) due 09/13/2021 ~	4,000	4,031
1.412% due 07/17/2025	12,000	12,168
2.527% due 09/13/2023	500	529
3.195% due 07/18/2029	3,600	3,974
3.407% due 03/07/2024	1,200	1,304

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022	6,700	6,916
3.559% due 02/28/2024	800	861

Mizuho Financial Group, Inc.
0.880% (US0003M + 0.630%) due 05/25/2024 ~	5,000	4,999
1.099% (US0003M + 0.850%) due 09/13/2023 ~	12,400	12,469
1.241% due 07/10/2024 •	23,600	23,799
2.632% due 04/12/2021	5,000	5,061
2.869% due 09/13/2030 •	1,800	1,933

Morgan Stanley
1.463% (US0003M + 1.220%) due 05/08/2024 ~	4,900	4,957
3.737% due 04/24/2024 •	10,000	10,768
4.000% due 07/23/2025	3,000	3,389

MPT Operating Partnership LP
4.625% due 08/01/2029	2,600	2,710

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	5,122	5,538

MUFG Union Bank N.A.
2.100% due 12/09/2022	4,300	4,446

National Retail Properties, Inc.
2.500% due 04/15/2030	500	500

Nationwide Building Society
1.700% due 02/13/2023	2,800	2,884
3.766% due 03/08/2024 •	2,465	2,621
3.960% due 07/18/2030 •	8,500	9,603
4.302% due 03/08/2029 •	12,200	13,793
4.363% due 08/01/2024 •	9,400	10,199

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,950

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~	7,400	7,436
3.875% due 09/12/2023	3,850	4,138
4.269% due 03/22/2025 •	4,800	5,220
4.800% due 04/05/2026	500	579
4.892% due 05/18/2029 •	3,200	3,725
5.076% due 01/27/2030 •	28,000	33,393
6.000% due 12/19/2023	3,200	3,604
6.000% due 12/29/2025 •(e)(f)	23,000	23,460

New York Life Insurance Co.
3.750% due 05/15/2050	2,200	2,486

Nissan Motor Acceptance Corp.
0.770% (US0003M + 0.520%) due 03/15/2021 ~	4,500	4,479
1.156% (US0003M + 0.890%) due 01/13/2022 ~	300	297
1.900% due 09/14/2021	3,728	3,744
2.800% due 01/13/2022	1,238	1,251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 03/15/2021	$1,760	$1,774
3.875% due 09/21/2023	3,500	3,627

Nomura Holdings, Inc.
1.851% due 07/16/2025	3,500	3,566
2.679% due 07/16/2030	5,000	5,160
3.103% due 01/16/2030	3,700	3,935

NTT Finance Corp.
1.900% due 07/21/2021	5,000	5,063

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	6,100	6,547
5.250% due 01/15/2026	2,200	2,406

ORIX Corp.
3.250% due 12/04/2024	296	321

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~	2,000	2,002

Pacific Life Insurance Co.
9.250% due 06/15/2039	900	1,482

Pacific LifeCorp
3.350% due 09/15/2050	1,000	1,005

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	790	784
5.250% due 08/15/2022	10,513	10,559
5.500% due 02/15/2024	680	685

Physicians Realty LP
3.950% due 01/15/2028	900	939
4.300% due 03/15/2027	2,475	2,598

Piper Jaffray Cos.
4.740% due 10/15/2021	3,300	3,300

Pricoa Global Funding
0.800% due 09/01/2025	2,000	1,996

Principal Financial Group, Inc.
2.125% due 06/15/2030	3,250	3,353

Principal Life Global Funding
1.250% due 06/23/2025	1,000	1,018

Prologis LP
2.125% due 04/15/2027	900	959
4.375% due 02/01/2029	4,700	5,766

Protective Life Corp.
3.400% due 01/15/2030	6,600	7,101

Prudential PLC
3.125% due 04/14/2030	1,800	2,007

QNB Finance Ltd.
1.308% (SOFRRATE + 1.225%) due 02/12/2022 ~	1,600	1,604

Realty Income Corp.
3.250% due 01/15/2031	1,900	2,098

Regency Centers LP
2.950% due 09/15/2029	2,300	2,383
3.700% due 06/15/2030	1,300	1,429

Reliance Standard Life Global Funding
2.500% due 10/30/2024	400	418
2.625% due 07/22/2022	5,000	5,150

Santander Holdings USA, Inc.
3.244% due 10/05/2026	18,220	19,518
3.450% due 06/02/2025	5,300	5,662
3.500% due 06/07/2024	500	536
4.500% due 07/17/2025	1,100	1,221

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •	3,600	3,546
2.875% due 08/05/2021	9,680	9,881
3.373% due 01/05/2024 •	800	837
3.571% due 01/10/2023	2,200	2,270
4.750% due 09/15/2025	2,600	2,846
4.796% due 11/15/2024 •	3,800	4,188

Santander UK PLC
1.625% due 02/12/2023	2,400	2,469
3.400% due 06/01/2021	3,400	3,470
4.000% due 03/13/2024	2,000	2,210
5.000% due 11/07/2023	2,473	2,705

SBA Tower Trust
3.168% due 04/09/2047	100	101

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022	4,100	4,310
5.250% due 05/23/2023 (f)	1,100	1,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.717% due 06/16/2021	$4,500	$4,645
6.125% due 02/07/2022	2,000	2,110

Service Properties Trust
4.650% due 03/15/2024	600	559
4.750% due 10/01/2026	4,500	4,021

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~	4,500	4,469

SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,514

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	9,055	9,510
4.125% due 07/15/2023	4,200	4,444

Spirit Realty LP
3.200% due 02/15/2031	1,300	1,270
3.400% due 01/15/2030	3,800	3,779
4.000% due 07/15/2029	1,700	1,769

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~	13,000	13,045

Stifel Financial Corp.
4.000% due 05/15/2030	1,900	2,104

STORE Capital Corp.
4.625% due 03/15/2029	1,500	1,609

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	31,300	31,920
2.348% due 01/15/2025	4,300	4,533
3.364% due 07/12/2027	950	1,058

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	4,600	4,612

SVB Financial Group
3.125% due 06/05/2030	900	1,007

Svenska Handelsbanken AB
0.625% due 06/30/2023	2,000	2,010

Synchrony Financial
2.850% due 07/25/2022	3,000	3,091
3.950% due 12/01/2027	400	430
5.150% due 03/19/2029	200	231

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,970

Temasek Financial Ltd.
2.375% due 01/23/2023	5,000	5,218

Truist Bank
1.500% due 03/10/2025	1,000	1,032

Trust Fibra Uno
4.869% due 01/15/2030	4,300	4,336

UBS AG
5.125% due 05/15/2024 (f)	2,200	2,428
7.625% due 08/17/2022 (f)	2,500	2,785

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~	8,400	8,458
1.364% due 01/30/2027 •	8,200	8,204
2.859% due 08/15/2023 •	17,000	17,662
4.125% due 09/24/2025	1,900	2,169
6.875% due 03/22/2021 •(e)(f)	4,250	4,317
7.000% due 02/19/2025 •(e)(f)	400	446
7.125% due 08/10/2021 •(e)(f)	1,100	1,132

UDR, Inc.
3.000% due 08/15/2031	8,590	9,296
3.100% due 11/01/2034	5,900	6,387
3.200% due 01/15/2030	2,700	2,992

UniCredit SpA
3.750% due 04/12/2022	3,000	3,111
5.459% due 06/30/2035 •	8,500	8,677
7.830% due 12/04/2023	14,800	17,352

Unum Group
4.500% due 03/15/2025	700	779

Vanke Real Estate Hong Kong Co. Ltd.
4.150% due 04/18/2023	4,000	4,228

VEREIT Operating Partnership LP
3.950% due 08/15/2027	12,700	13,535
4.625% due 11/01/2025	1,755	1,940
4.875% due 06/01/2026	2,900	3,235

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vonovia Finance BV
5.000% due 10/02/2023	$5,655	$6,082

Vornado Realty LP
3.500% due 01/15/2025	12	12

Washington Prime Group LP
6.450% due 08/15/2024	3,200	1,632

WEA Finance LLC
3.750% due 09/17/2024	7,600	7,991

Wells Fargo & Co.
2.406% due 10/30/2025 •	12,400	12,999
2.500% due 03/04/2021	1,525	1,540
3.000% due 04/22/2026	10,000	10,885
3.750% due 01/24/2024	900	979

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •	4,400	4,470
3.550% due 08/14/2023	8,300	8,992
3.625% due 10/22/2021	12,400	12,789
6.600% due 01/15/2038	720	1,056

Weyerhaeuser Co.
4.000% due 11/15/2029	12,100	14,123
4.000% due 04/15/2030	12,500	14,717

WP Carey, Inc.
4.000% due 02/01/2025	5,200	5,694
4.250% due 10/01/2026	2,900	3,277

XLIT Ltd.
4.450% due 03/31/2025	1,100	1,245

		2,289,618

INDUSTRIALS 27.9%

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,200
3.200% due 11/06/2022	9,277	9,775
3.200% due 11/21/2029	4,900	5,409

Activision Blizzard, Inc.
3.400% due 09/15/2026	1,300	1,483

Adani Ports & Special Economic Zone Ltd.
4.375% due 07/03/2029	4,700	4,738

Adani Transmission Ltd.
4.000% due 08/03/2026	1,600	1,662

Air Canada Pass-Through Trust
3.300% due 07/15/2031	4,308	4,114

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	5,600	5,885

Alcon Finance Corp.
2.600% due 05/27/2030	7,700	8,159
3.000% due 09/23/2029	7,500	8,122

Allegion PLC
3.500% due 10/01/2029	6,200	6,796

Amazon.com, Inc.
1.500% due 06/03/2030	1,300	1,331
3.150% due 08/22/2027	1,000	1,141

American Airlines Pass-Through Trust
3.000% due 04/15/2030	5,501	5,161
3.150% due 08/15/2033	2,703	2,561
3.350% due 04/15/2031	3,567	3,393
3.600% due 03/22/2029	1,800	1,733

Amgen, Inc.
2.200% due 02/21/2027	8,500	8,985
3.625% due 05/22/2024	3,150	3,465
4.663% due 06/15/2051	400	522

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030	5,350	6,098
4.150% due 01/23/2025	2,000	2,260

Anthem, Inc.
2.250% due 05/15/2030	2,700	2,777

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,400	2,573
3.875% due 09/28/2025	1,900	2,076

Aptiv PLC
4.250% due 01/15/2026	700	802

Arrow Electronics, Inc.
3.250% due 09/08/2024	4,800	5,185
4.500% due 03/01/2023	9,970	10,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashtead Capital, Inc.
4.000% due 05/01/2028	$4,000	$4,160

Autodesk, Inc.
3.600% due 12/15/2022	700	743

Bacardi Ltd.
4.450% due 05/15/2025	9,100	10,173
4.500% due 01/15/2021	1,100	1,101
5.150% due 05/15/2038	5,600	6,836

BAE Systems PLC
1.900% due 02/15/2031	2,500	2,480
3.400% due 04/15/2030	800	897

Baidu, Inc.
3.875% due 09/29/2023	5,100	5,478
4.125% due 06/30/2025	500	558
4.375% due 05/14/2024	2,600	2,859

BAT Capital Corp.
2.764% due 08/15/2022	3,655	3,790

BAT International Finance PLC
3.250% due 06/07/2022	5,400	5,631

Bayer U.S. Finance LLC
2.750% due 07/15/2021	1,400	1,424
3.875% due 12/15/2023	6,100	6,673
4.250% due 12/15/2025	7,500	8,590
4.375% due 12/15/2028	2,300	2,703

Boeing Co.
4.508% due 05/01/2023	2,000	2,107
5.040% due 05/01/2027	10,000	10,999
5.705% due 05/01/2040	4,500	5,275
5.930% due 05/01/2060	10,000	12,413

Boston Scientific Corp.
1.900% due 06/01/2025	5,100	5,331
4.000% due 03/01/2029	7,700	8,959

Bristol-Myers Squibb Co.
0.660% (US0003M + 0.380%) due 05/16/2022 ~	5,500	5,521
3.250% due 02/20/2023	13,800	14,687

British Airways Pass-Through Trust
3.350% due 12/15/2030	5,480	4,575
3.800% due 03/20/2033	1,683	1,653
4.125% due 03/20/2033	2,308	1,899

Broadcom Corp.
3.125% due 01/15/2025	200	214
3.500% due 01/15/2028	1,300	1,409
3.875% due 01/15/2027	4,100	4,553

Broadcom, Inc.
2.250% due 11/15/2023	955	994
3.150% due 11/15/2025	2,900	3,132
3.459% due 09/15/2026	6,461	7,088
4.110% due 09/15/2028	19,212	21,520
4.150% due 11/15/2030	12,650	14,231
4.250% due 04/15/2026	15,700	17,704
4.300% due 11/15/2032	8,002	9,144
5.000% due 04/15/2030	3,200	3,783

Cameron LNG LLC
2.902% due 07/15/2031	4,300	4,741

Campbell Soup Co.
2.500% due 08/02/2022	5,000	5,186
3.300% due 03/15/2021	2,000	2,023
3.950% due 03/15/2025	6,103	6,815

Centene Corp.
4.750% due 01/15/2025	2,600	2,676

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	2,000	2,335

Charter Communications Operating LLC
4.464% due 07/23/2022	9,000	9,533
4.800% due 03/01/2050	9,700	11,141
4.908% due 07/23/2025	23,500	27,191
5.050% due 03/30/2029	200	240
5.125% due 07/01/2049	2,000	2,322
5.375% due 05/01/2047	400	475

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	700	728

Citrix Systems, Inc.
3.300% due 03/01/2030	4,000	4,279

Colonial Enterprises, Inc.
3.250% due 05/15/2030	900	1,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Corp.
3.100% due 04/01/2025	$200	$221

CommonSpirit Health
2.760% due 10/01/2024	1,300	1,365

Conagra Brands, Inc.
4.300% due 05/01/2024	3,300	3,683

Constellation Brands, Inc.
2.650% due 11/07/2022	2,000	2,072
3.500% due 05/09/2027	102	114
4.750% due 11/15/2024	900	1,039

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	2,098	2,060
4.750% due 07/12/2022	3,870	3,834

CoStar Group, Inc.
2.800% due 07/15/2030	3,000	3,112

Cox Communications, Inc.
1.800% due 10/01/2030	4,400	4,345
3.150% due 08/15/2024	3,200	3,447
3.500% due 08/15/2027	1,300	1,457

CRH America, Inc.
3.875% due 05/18/2025	5,000	5,625

Crown Castle Towers LLC
3.222% due 05/15/2042	2,485	2,522
3.720% due 07/15/2043	500	524
4.241% due 07/15/2048	900	1,028

CVS Health Corp.
2.750% due 12/01/2022	3,000	3,129
3.700% due 03/09/2023	3,062	3,281
3.750% due 04/01/2030	7,800	8,934
3.875% due 07/20/2025	1,300	1,467

CVS Pass-Through Trust
7.507% due 01/10/2032	1,523	1,902

D.R. Horton, Inc.
2.600% due 10/15/2025	5,795	6,223

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~	11,000	11,062
2.000% due 07/06/2021	2,800	2,830
2.200% due 10/30/2021	1,850	1,880
2.300% due 02/12/2021	4,300	4,327
2.875% due 03/10/2021	4,300	4,345
3.350% due 05/04/2021	8,265	8,398
3.400% due 02/22/2022	700	725

Dell International LLC
4.000% due 07/15/2024	7,300	7,898
4.420% due 06/15/2021	7,991	8,181
4.900% due 10/01/2026	3,800	4,300
5.450% due 06/15/2023	8,100	8,886
5.850% due 07/15/2025	6,948	8,121
6.020% due 06/15/2026	9,700	11,406
6.100% due 07/15/2027	855	1,011
6.200% due 07/15/2030	2,400	2,882

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	3,482	3,488

Delta Air Lines, Inc.
4.750% due 10/20/2028	200	208
7.000% due 05/01/2025	6,300	6,926

Diageo Capital PLC
2.000% due 04/29/2030	2,000	2,061
3.500% due 09/18/2023	3,750	4,066

Discovery Communications LLC
2.950% due 03/20/2023	579	610

Dominion Energy Gas Holdings LLC
3.000% due 11/15/2029	500	551

eBay, Inc.
1.900% due 03/11/2025	5,000	5,211
2.700% due 03/11/2030	3,000	3,187

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	9,100	9,098
3.125% due 11/15/2029	100	106

Energy Transfer Operating LP
2.900% due 05/15/2025	7,300	7,349
6.625% due 10/15/2036	3,170	3,402
7.600% due 02/01/2024	7,900	8,823

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
4.875% due 08/16/2077 •	$400	$349

EQM Midstream Partners LP
4.000% due 08/01/2024	2,400	2,354

Equifax, Inc.
2.600% due 12/15/2025	1,800	1,930

Equinor ASA
3.125% due 04/06/2030	600	675

Expedia Group, Inc.
3.800% due 02/15/2028	2,300	2,318
6.250% due 05/01/2025	2,500	2,759
7.000% due 05/01/2025	4,000	4,330

Ferguson Finance PLC
3.250% due 06/02/2030	1,100	1,197

Fiserv, Inc.
3.500% due 07/01/2029	5,000	5,705

Flex Ltd.
3.750% due 02/01/2026	3,120	3,412
4.875% due 06/15/2029	2,446	2,815

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,800	6,428

Fox Corp.
4.030% due 01/25/2024	1,400	1,542

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	2,556	2,603

GATX Corp.
4.750% due 06/15/2022	2,526	2,656

General Electric Co.
3.100% due 01/09/2023	1,500	1,575
3.450% due 05/01/2027	600	635
5.550% due 01/05/2026	4,200	4,905

General Motors Co.
4.875% due 10/02/2023	61	67

Georgia-Pacific LLC
3.600% due 03/01/2025	600	667

Global Payments, Inc.
3.200% due 08/15/2029	3,400	3,719

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	1,000	1,034

HCA, Inc.
4.125% due 06/15/2029	8,000	9,049
5.250% due 06/15/2026	200	234

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,505	2,567

HollyFrontier Corp.
2.625% due 10/01/2023	7,200	7,224

Huntsman International LLC
4.500% due 05/01/2029	1,000	1,125

Hyatt Hotels Corp.
5.375% due 08/15/2021	600	615

IHS Markit Ltd.
4.250% due 05/01/2029	2,400	2,788
4.750% due 08/01/2028	1,750	2,085
5.000% due 11/01/2022	1,100	1,182

Imperial Brands Finance PLC
3.125% due 07/26/2024	9,330	9,877
3.500% due 02/11/2023	3,278	3,431
3.500% due 07/26/2026	8,500	9,208
3.750% due 07/21/2022	2,100	2,195
4.250% due 07/21/2025	2,823	3,127

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029	1,100	1,196

Infor, Inc.
1.750% due 07/15/2025	3,800	3,920

Kansas City Southern
2.875% due 11/15/2029	3,000	3,184

Kinder Morgan, Inc.
5.000% due 02/15/2021	3,500	3,544
8.050% due 10/15/2030	7,700	10,145

KLA Corp.
4.100% due 03/15/2029	2,600	3,122

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,600	2,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
3.950% due 07/15/2025	$3,200	$3,478
4.625% due 01/30/2029	3,000	3,343

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	1,700	1,888

Las Vegas Sands Corp.
2.900% due 06/25/2025	900	898
3.200% due 08/08/2024	18,650	18,908

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	306	255

Leidos, Inc.
3.625% due 05/15/2025	1,300	1,446

Level 3 Financing, Inc.
3.400% due 03/01/2027	5,575	6,016
3.875% due 11/15/2029	1,000	1,085

Marriott International, Inc.
2.300% due 01/15/2022	2,046	2,062
4.625% due 06/15/2030	1,200	1,287
4.650% due 12/01/2028	4,000	4,269
5.750% due 05/01/2025	3,700	4,131

McCormick & Co., Inc.
3.900% due 07/15/2021	1,200	1,224

McDonald’s Corp.
3.600% due 07/01/2030	1,000	1,163

Medtronic, Inc.
3.500% due 03/15/2025	3,361	3,790

Micron Technology, Inc.
4.663% due 02/15/2030	4,000	4,702
4.975% due 02/06/2026	600	696

Mitsubishi Corp.
2.625% due 07/14/2022	3,900	4,029

MMK International Capital DAC
4.375% due 06/13/2024	1,400	1,502

Mohawk Industries, Inc.
3.625% due 05/15/2030	200	219

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	2,200	2,235

Moody’s Corp.
3.250% due 05/20/2050	600	644
4.875% due 02/15/2024	525	595

Motorola Solutions, Inc.
4.600% due 02/23/2028	500	584

MPLX LP
5.250% due 01/15/2025	800	829

NetApp, Inc.
1.875% due 06/22/2025	2,400	2,490
2.375% due 06/22/2027	5,900	6,161
2.700% due 06/22/2030	11,000	11,410
3.250% due 12/15/2022	4,000	4,152

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	15,000	15,215

Northern Natural Gas Co.
4.100% due 09/15/2042	580	672

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	6,393

Nutrition & Biosciences, Inc.
0.697% due 09/15/2022	5,100	5,109
1.230% due 10/01/2025	1,300	1,300

NVR, Inc.
3.000% due 05/15/2030	2,760	2,984

NXP BV
2.700% due 05/01/2025	4,300	4,557
3.150% due 05/01/2027	3,907	4,238
3.400% due 05/01/2030	7,901	8,667
3.875% due 09/01/2022	5,300	5,603
4.875% due 03/01/2024	3,800	4,275

Occidental Petroleum Corp.
2.600% due 08/13/2021	1,041	1,023

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (c)(e)	408	1

ONEOK Partners LP
4.900% due 03/15/2025	800	877
5.000% due 09/15/2023	2,300	2,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oracle Corp.
3.600% due 04/01/2040	$2,100	$2,405

Otis Worldwide Corp.
2.056% due 04/05/2025	5,200	5,470

Owens Corning
3.400% due 08/15/2026	35	38

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	948
6.000% due 04/07/2023	1,576	1,742

Packaging Corp. of America
3.650% due 09/15/2024	400	439

PayPal Holdings, Inc.
2.300% due 06/01/2030	7,900	8,356
2.650% due 10/01/2026	2,500	2,729

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	2,434	2,514
3.950% due 03/10/2025	4,550	5,066
4.875% due 07/11/2022	1,800	1,936

PerkinElmer, Inc.
3.300% due 09/15/2029	3,600	4,003

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	5,000	5,196

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023	1,500	1,561

Pioneer Natural Resources Co.
4.450% due 01/15/2026	3,100	3,589

Prosus NV
3.680% due 01/21/2030	1,700	1,837

PulteGroup, Inc.
5.000% due 01/15/2027	500	567

QVC, Inc.
5.450% due 08/15/2034	6,100	6,039

RELX Capital, Inc.
3.000% due 05/22/2030	2,500	2,737

Reynolds American, Inc.
4.450% due 06/12/2025	500	563

Roche Holdings, Inc.
2.375% due 01/28/2027	2,600	2,803

Rolls-Royce PLC
2.375% due 10/14/2020	1,000	999

Royalty Pharma PLC
0.750% due 09/02/2023	5,600	5,589

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	760
4.500% due 05/15/2030	11,400	12,860
5.625% due 04/15/2023	4,825	5,288
5.625% due 03/01/2025	400	458
5.750% due 05/15/2024	4,770	5,404
5.875% due 06/30/2026	10,400	12,309

Sands China Ltd.
3.800% due 01/08/2026	700	734
4.375% due 06/18/2030	2,900	3,074
4.600% due 08/08/2023	15,350	16,403
5.400% due 08/08/2028	3,700	4,129

SK Telecom Co. Ltd.
3.750% due 04/16/2023	700	751

Southern Co.
3.250% due 07/01/2026	1,400	1,564
3.700% due 04/30/2030	7,800	8,920

Southwest Airlines Co.
4.750% due 05/04/2023	2,400	2,565

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,959

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	188
3.950% due 06/15/2023	4,200	3,741
4.600% due 06/15/2028	4,500	3,702

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	3,383	2,769

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,975	3,013
4.738% due 09/20/2029	1,100	1,193

Standard Industries, Inc.
4.375% due 07/15/2030	6,600	6,777

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starbucks Corp.
2.550% due 11/15/2030	$5,200	$5,514

Stryker Corp.
1.950% due 06/15/2030	2,800	2,857

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	1,600	1,647

Suntory Holdings Ltd.
2.250% due 10/16/2024	7,000	7,326

Syngenta Finance NV
3.933% due 04/23/2021	2,070	2,097
4.441% due 04/24/2023	4,800	5,073
5.182% due 04/24/2028	1,800	1,984

T-Mobile USA, Inc.
3.750% due 04/15/2027	8,500	9,525
3.875% due 04/15/2030	29,800	33,921
4.500% due 04/15/2050	700	843

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030	12,700	12,895

Telefonica Emisiones S.A.
5.462% due 02/16/2021	1,800	1,833

Tencent Holdings Ltd.
2.985% due 01/19/2023	200	209
3.280% due 04/11/2024	6,700	7,144
3.595% due 01/19/2028	3,900	4,297

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	5,186

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	5,000	5,002

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	1,900	1,900
3.375% due 03/01/2028	1,500	1,621

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	9,000	9,524

Time Warner Cable LLC
4.000% due 09/01/2021	5,000	5,108
6.550% due 05/01/2037	1,900	2,528
6.750% due 06/15/2039	1,200	1,641

Tyson Foods, Inc.
3.900% due 09/28/2023	1,400	1,532

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,108	948

United Airlines Pass-Through Trust
2.700% due 11/01/2033	2,200	2,091
2.875% due 04/07/2030	781	745
3.500% due 09/01/2031	706	672
4.000% due 10/11/2027	869	855
4.150% due 02/25/2033	1,645	1,649

Vale Overseas Ltd.
6.250% due 08/10/2026	3,200	3,788

Valero Energy Corp.
1.200% due 03/15/2024	4,500	4,485

VMware, Inc.
2.950% due 08/21/2022	3,588	3,737
4.500% due 05/15/2025	4,100	4,644
4.650% due 05/15/2027	8,500	9,918
4.700% due 05/15/2030	5,780	6,854

Volkswagen Group of America Finance LLC
1.083% (US0003M + 0.860%) due 09/24/2021 ~	7,300	7,329
2.500% due 09/24/2021	2,700	2,751
3.350% due 05/13/2025	4,800	5,248
3.750% due 05/13/2030	4,200	4,735
3.875% due 11/13/2020	300	301
4.000% due 11/12/2021	4,480	4,649
4.750% due 11/13/2028	5,000	5,981

Walt Disney Co.
2.750% due 09/01/2049	3,500	3,383

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	1,800	1,862

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	1,800	1,899
4.950% due 09/15/2028	3,500	4,091

WestRock RKT LLC
4.900% due 03/01/2022	55	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
3.650% due 03/05/2025	$2,500	$2,648
4.600% due 05/10/2021	790	800

WRKCo, Inc.
4.000% due 03/15/2028	600	690
4.900% due 03/15/2029	7,600	9,379

Wyeth LLC
7.250% due 03/01/2023	8,000	9,292

Yale University
1.482% due 04/15/2030	2,000	2,025

Yara International ASA
3.148% due 06/04/2030	1,400	1,500
3.800% due 06/06/2026	3,600	4,007
4.750% due 06/01/2028	2,700	3,163

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~	5,000	5,001
3.375% due 11/30/2021	3,300	3,388
3.550% due 04/01/2025	4,600	5,089
3.550% due 03/20/2030	2,300	2,582

Zoetis, Inc.
4.500% due 11/13/2025	500	585

		1,349,554

UTILITIES 9.1%

AES Corp.
3.300% due 07/15/2025	2,000	2,134
3.950% due 07/15/2030	2,000	2,214

American Electric Power Co., Inc.
2.150% due 11/13/2020	2,625	2,630

Arizona Public Service Co.
2.650% due 09/15/2050	3,500	3,456

AT&T, Inc.
1.650% due 02/01/2028	18,000	18,062
2.300% due 06/01/2027	7,850	8,252
2.750% due 06/01/2031	22,500	23,723
3.500% due 06/01/2041	300	317
3.550% due 09/15/2055	14,359	13,803
3.650% due 06/01/2051	275	279
3.650% due 09/15/2059	314	305
3.850% due 06/01/2060	175	179
4.450% due 04/01/2024	4,000	4,476
4.500% due 03/09/2048	1,626	1,862

Avangrid, Inc.
3.800% due 06/01/2029	300	347

BG Energy Capital PLC
4.000% due 10/15/2021	10,400	10,766

Black Hills Corp.
2.500% due 06/15/2030	2,200	2,280

British Telecommunications PLC
3.250% due 11/08/2029	3,000	3,227
4.500% due 12/04/2023	200	221

CMS Energy Corp.
4.750% due 06/01/2050 •	200	212

CNOOC Finance Ltd.
4.250% due 01/26/2021	2,300	2,325

CNOOC Finance USA LLC
3.500% due 05/05/2025	500	550

Duke Energy Corp.
2.450% due 06/01/2030	4,500	4,737
2.650% due 09/01/2026	200	217
3.550% due 09/15/2021	1,400	1,431
3.950% due 10/15/2023	1,400	1,529

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,538

East Ohio Gas Co.
1.300% due 06/15/2025	7,600	7,753

Enable Midstream Partners LP
4.400% due 03/15/2027	2,600	2,500

Enel Finance International NV
2.650% due 09/10/2024	2,700	2,865
3.625% due 05/25/2027	1,372	1,527
4.625% due 09/14/2025	5,100	5,912

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Engie S.A.
2.875% due 10/10/2022	$783	$816

Entergy Arkansas LLC
3.500% due 04/01/2026	4,900	5,552

Entergy Corp.
3.750% due 06/15/2050	2,900	3,312

Exelon Corp.
3.400% due 04/15/2026	700	784
3.950% due 06/15/2025	1,000	1,128

FirstEnergy Corp.
1.600% due 01/15/2026	3,800	3,780
2.250% due 09/01/2030	1,125	1,101
2.850% due 07/15/2022	700	718

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,500	1,571
6.000% due 11/27/2023	3,500	3,902

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	3,000	3,156
5.999% due 01/23/2021	500	508
6.510% due 03/07/2022	6,800	7,240

Interstate Power and Light Co.
2.300% due 06/01/2030	2,000	2,119

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	549
4.250% due 05/01/2030	3,787	4,299

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	5,125	5,165
3.900% due 04/01/2024	5,416	5,469

Monongahela Power Co.
3.550% due 05/15/2027	3,195	3,536

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	700	722
2.750% due 05/01/2025	5,100	5,521
3.200% due 02/25/2022	22,500	23,375
3.250% due 04/01/2026	3,540	3,964
3.300% due 08/15/2022	6,900	7,255
3.550% due 05/01/2027	5,000	5,642

NGPL PipeCo LLC
4.375% due 08/15/2022	369	383
4.875% due 08/15/2027	1,295	1,405

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	10,000	10,968
4.278% due 12/15/2028	5,000	6,029

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	2,600	2,739

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	480	437

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	3,052	343

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,555

ONEOK, Inc.
2.750% due 09/01/2024	4,000	4,101
4.350% due 03/15/2029	300	313
4.550% due 07/15/2028	1,700	1,803
6.350% due 01/15/2031	1,600	1,865

Pacific Gas & Electric Co.
1.750% due 06/16/2022	3,700	3,704
2.100% due 08/01/2027	3,700	3,601
2.950% due 03/01/2026	3,800	3,877
3.150% due 01/01/2026	12,400	12,743
3.250% due 06/15/2023	1,000	1,036
3.400% due 08/15/2024	3,800	3,975
3.450% due 07/01/2025	4,715	4,941
3.500% due 06/15/2025	20,300	21,386
3.750% due 02/15/2024	12,900	13,519
3.750% due 07/01/2028	3,015	3,139
3.850% due 11/15/2023	8,147	8,602
4.250% due 08/01/2023	16,103	17,162
4.550% due 07/01/2030	9,600	10,428
4.650% due 08/01/2028	300	326

PT Perusahaan Listrik Negara
3.000% due 06/30/2030	3,000	3,015

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	3,178

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	$4,825	$5,035

Puget Energy, Inc.
4.100% due 06/15/2030	1,400	1,565

Rio Oil Finance Trust
9.250% due 07/06/2024	996	1,089
9.750% due 01/06/2027	1,250	1,416

Sempra Energy
3.400% due 02/01/2028	200	220
6.000% due 10/15/2039	800	1,104

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	1,000	1,011

Southern California Edison Co.
2.250% due 06/01/2030	8,700	8,738
2.850% due 08/01/2029	2,000	2,108
3.400% due 06/01/2023	100	106
3.700% due 08/01/2025	2,600	2,895
4.875% due 03/01/2049	4,277	5,183
6.650% due 04/01/2029	4,500	5,583

Southern California Gas Co.
2.550% due 02/01/2030	8,200	8,862
3.950% due 02/15/2050	4,100	5,002

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	300	363

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	3,000	3,217

Tallgrass Energy Partners LP
4.750% due 10/01/2023	3,000	2,852

Verizon Communications, Inc.
2.625% due 08/15/2026	1,600	1,748
5.012% due 04/15/2049	300	433

		439,916

Total Corporate Bonds & Notes (Cost $3,907,330)		4,079,088

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Southwest Airlines Co.
1.250% due 05/01/2025	1,000	1,310

Total Convertible Bonds & Notes (Cost $1,247)		1,310

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	171

California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	500	503

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	172

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	840

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	457

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	502

		2,645

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,537	12,939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$625	$857

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	372

NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	380

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	6,210	11,834

Total Municipal Bonds & Notes (Cost $24,102)		29,027

U.S. GOVERNMENT AGENCIES 5.3%

Ginnie Mae
8.500% due 08/15/2030	9	10

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	9,867	10,440
4.000% due 01/01/2049 - 09/01/2049	22,732	24,248

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	26,700	27,488
2.500% due 11/01/2050	22,000	23,028
3.000% due 11/01/2050	24,580	25,756
3.500% due 10/01/2050 - 11/01/2050	107,050	112,941
4.000% due 11/01/2050	31,050	33,148

Total U.S. Government Agencies (Cost $255,775)		257,059

U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Bonds
1.250% due 05/15/2050	7,262	6,883

U.S. Treasury Inflation Protected Securities (d)
0.250% due 07/15/2029 (j)(l)	22,888	25,611

U.S. Treasury Notes
1.500% due 10/31/2024 (l)	3	3
1.500% due 02/15/2030	95	103

Total U.S. Treasury Obligations (Cost $29,807)		32,600

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

DC Office Trust
2.965% due 09/15/2045	10,500	11,628

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	593	622

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	10,334	10,882

Structured Asset Mortgage Investments Trust
0.856% due 03/19/2034 •	440	429

Total Non-Agency Mortgage-Backed Securities (Cost $22,216)		23,561

ASSET-BACKED SECURITIES 0.1%

MelTel Land Funding LLC
3.768% due 04/15/2049	696	715

RBSSP Resecuritization Trust
0.335% due 11/26/2036 •	915	905

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

START Ireland
4.089% due 03/15/2044	$660	$621

Vertical Bridge Holdings LLC
2.636% due 09/15/2050 «	4,200	4,198

Total Asset-Backed Securities (Cost $6,446)		6,439

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030	2,500	2,807

Kuwait International Government Bond
2.750% due 03/20/2022	6,200	6,378

Qatar Government International Bond
3.750% due 04/16/2030	4,300	4,991
3.875% due 04/23/2023	5,900	6,345

Saudi Government International Bond
2.875% due 03/04/2023	6,500	6,799

South Africa Government International Bond
4.850% due 09/30/2029	6,000	5,740

Total Sovereign Issues (Cost $31,329)		33,060

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Wells Fargo & Co.
7.500%	13,190	17,702

Total Convertible Preferred Securities (Cost $10,405)		17,702

PREFERRED SECURITIES 3.1%

BANKING & FINANCE 2.2%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	1,083

Bank of America Corp.
5.125% due 06/20/2024 •(e)	8,900,000	9,167
5.875% due 03/15/2028 •(e)	21,585,000	23,322

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)	400,00	425

Charles Schwab Corp.
5.000% due 12/01/2027 •(e)	700,000	718
5.375% due 06/01/2025 •(e)	1,700,000	1,846

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(e)	30,000	3,233

Depository Trust & Clearing Corp.
3.417% (US0003M + 3.167%) due 12/15/2020 ~(e)	3,500,000	3,151

HSBC Capital Funding LP
10.176% due 06/30/2030 •(e)	4,850,000	8,152

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(e)	1,477,000	1,417
4.000% due 04/01/2025 •(e)	11,800,000	11,158
4.600% due 02/01/2025 •(e)	6,500,000	6,378
5.000% due 08/01/2024 •(e)	6,100,000	6,095

State Street Corp.
5.625% due 12/15/2023 •(e)	1,900,000	1,963

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	3,600,000	3,900

USB Capital
3.500% due 11/02/2020 •(e)	14,250,000	13,370

Wachovia Capital Trust
5.570% due 11/02/2020 •(e)	10,010,000	10,020

		105,398

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 01/21/2021 •(e)	2,400,000	1,916

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	1,560,079	$42,203

Total Preferred Securities (Cost $144,703)		149,517

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		4,044

Total Short-Term Instruments (Cost $4,044)		4,044

Total Investments in Securities (Cost $4,463,165)		4,659,444

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short-Term Floating NAV Portfolio III	31,567,385	$311,286

Total Short-Term Instruments (Cost $311,002)		311,286

Total Investments in Affiliates (Cost $311,002)		311,286

Total Investments 102.7% (Cost $4,774,167)		$4,970,730

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $(1,464))		(873)

Other Assets and Liabilities, net (2.7)%		(130,197)

Net Assets 100.0%		$4,839,660

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 42,197	$42,203	0.87%
AWAS Aviation Capital Ltd.	4.870	10/03/2021	10/02/2014	5,516	5,535	0.11
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	10,500	11,060	0.23

				$ 58,213	$58,798	1.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,044	U.S. Treasury Notes 2.125% due 08/15/2021	$(4,125)	$4,044	$4,044

Total Repurchase Agreements						$(4,125)	$4,044	$4,044

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$4,044	$0	$0	$4,044	$(4,125)	$(81)

Total Borrowings and Other Financing Transactions	$4,044	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,286) at a weighted average interest rate of 0.120%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	756	$	(167,046)	$(60)	$6	$0
U.S. Treasury 30-Year Bond December Futures	12/2020	235		(41,426)	(281)	220	0

Total Futures Contracts					$(341)	$226	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
ConocoPhillips	(1.000)%	Quarterly	12/20/2024	0.486%	$	2,500	$0	$(55)	$(55)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$	16,800	$109	$(79)	$30	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.676		5,800	24	47	71	3	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.717		26,900	337	(12)	325	16	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.826		1,770	(45)	60	15	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.144		9,800	194	(3)	191	0	0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.599		5,700	17	35	52	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.840		2,800	378	(191)	187	5	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570		6,100	(176)	184	8	0	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.987		6,600	40	(36)	4	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		6,900	(351)	337	(14)	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		13,300	(251)	124	(127)	0	(11)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		15,600	(254)	(10)	(264)	5	0
International Lease Finance Corp.	5.000	Quarterly	06/20/2021	0.400		3,500	523	(401)	122	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.422		17,700	302	136	438	7	0
Sherwin-Williams Co.	1.000	Quarterly	06/20/2022	0.185		1,100	14	2	16	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.202		1,600	27	2	29	0	0

							$888	$195	$1,083	$38	$(19)

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Asia Ex-Japan 32 5-Year Index	1.000%	Quarterly	12/20/2024	$	15,900	$278	$61	$339	$0	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	0.600%	Semi-Annual	04/14/2030	$	60,300	$371	$(38)	$333	$183	$0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	08/15/2048		2,100	41	(992)	(951)	28	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2049		13,000	439	(2,568)	(2,129)	176	0
Pay	3-Month USD-LIBOR	0.970	Semi-Annual	09/10/2050		5,900	(43)	(223)	(266)	0	(78)
Pay	3-Month USD-LIBOR	0.984	Semi-Annual	09/14/2050		6,800	(52)	(230)	(282)	0	(91)
Receive(6)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		18,400	(1,038)	1,029	(9)	251	0

							$(282)	$(3,022)	$(3,304)	$638	$(169)

Total Swap Agreements							$884	$(2,821)	$(1,937)	$677	$(194)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$226	$677	$903	$0	$0	$(194)	$(194)

(j)

Securities with an aggregate market value of $14,578 and cash of $45,684 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	10,100	$(9)	$(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	31,100	(37)	(71)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	10/21/2020	19,900	$(35)	$(24)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	9,500	(16)	(27)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	28,500	(50)	(34)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	8,300	(17)	(35)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	4,600	(6)	(12)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	4,200	(12)	(25)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	10,500	(13)	(44)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	9,300	(21)	(18)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	9,600	(8)	(1)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	4,400	(5)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	8,700	(14)	(36)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,000	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	5,500	(9)	(24)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,000	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	7,000	(11)	(10)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	3,200	(2)	(2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	8,300	(6)	(10)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	9,500	(8)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	4,000	(4)	(17)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	12,100	(13)	(27)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	4,000	(4)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	16,200	(32)	(68)

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	4,200	(9)	(20)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	11,000	(9)	(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	11,000	(20)	(20)

						$(374)	$(559)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.880%	10/01/2020	7,000	$(49)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	10/01/2020	7,000	(53)	(2)

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.874	10/08/2020	6,000	(57)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.214	10/08/2020	6,000	(57)	(23)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.910	10/13/2020	6,300	(50)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.230	10/13/2020	6,300	(50)	(27)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/16/2020	6,600	(48)	(12)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/16/2020	6,600	(48)	(26)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.930	10/21/2020	6,900	(52)	(11)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.185	10/21/2020	6,900	(52)	(79)

MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.860	12/30/2020	7,000	(121)	(110)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	12/30/2020	7,000	(121)	(138)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.920	10/14/2020	7,100	(63)	(4)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190	10/14/2020	7,100	(62)	(55)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/23/2020	7,300	(45)	(19)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/23/2020	7,300	(45)	(50)

							$(973)	$(558)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$ 102.141	11/05/2020	6,100	$ (47)	$ (15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	6,000	(39)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	4,000	(29)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	6,000	(47)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	5,100	(21)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	4,800	(16)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	4,800	(16)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	6,100	(19)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	3,900	(12)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	5,100	(21)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	5,100	(21)	(5)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	1,000	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	4,700	(7)	0

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	$102.156	11/12/2020	2,500	$ (11)	$(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	3,750	(16)	(36)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	3,500	(14)	(14)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	4,000	(10)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	2,200	(15)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	2,500	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	4,800	(17)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	2,300	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	4,600	(14)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	4,800	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	2,600	(8)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	2,800	(12)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	3,000	(22)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	3,000	(22)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	2,800	(8)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	2,600	(5)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	3,100	(12)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	3,100	(6)	(7)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	1,000	(2)	0

					$ (521)	$(240)

Total Written Options					$ (1,868)	$(1,357)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.766%	$2,000	$(42)	$60	$18	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	2,000	(32)	8	0	(24)

BPS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	100	(2)	1	0	(1)

BRC	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.040	1,500	(29)	27	0	(2)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.072	1,200	(44)	41	0	(3)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.766	1,900	(41)	58	17	0
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.821	4,500	13	22	35	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.690	2,773	(39)	55	16	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.019	1,800	(18)	17	0	(1)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	1,500	22	11	33	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	600	(23)	(22)	0	(45)

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	300	(5)	4	0	(1)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.821	2,000	5	10	15	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	500	(5)	6	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	400	(3)	(1)	0	(4)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	600	(26)	1	0	(25)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	700	(68)	(6)	0	(74)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	2,000	(80)	(69)	0	(149)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	1,600	(25)	26	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	400	(5)	3	0	(2)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	600	(12)	13	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	100	(2)	2	0	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	1,200	(8)	(3)	0	(11)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	800	(11)	(9)	0	(20)

Total Swap Agreements							$(480)	$255	$137	$(362)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$18	$18	$0	$(125)	$(24)	$(149)	$(131)	$271	$140
BPS	0	0	0	0	0	(106)	(1)	(107)	(107)	19	(88)
BRC	0	0	101	101	0	(62)	(51)	(113)	(12)	0	(12)
CBK	0	0	0	0	0	(1)	(1)	(2)	(2)	0	(2)
DUB	0	0	0	0	0	(46)	0	(46)	(46)	(5)	(51)
FAR	0	0	0	0	0	(105)	0	(105)	(105)	0	(105)
FBF	0	0	15	15	0	(36)	0	(36)	(21)	0	(21)
GLM	0	0	0	0	0	(180)	0	(180)	(180)	303	123
GST	0	0	1	1	0	(135)	(252)	(387)	(386)	209	(177)
HUS	0	0	1	1	0	0	(2)	(2)	(1)	0	(1)
JPM	0	0	1	1	0	(135)	0	(135)	(134)	52	(82)
MYC	0	0	0	0	0	(357)	(31)	(388)	(388)	(138)	(526)
NGF	0	0	0	0	0	(69)	0	(69)	(69)	0	(69)

Total Over the Counter	$0	$0	$137	$137	$0	$(1,357)	$(362)	$(1,719)

(l)

Securities with an aggregate market value of $1,131 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$226	$226
Swap Agreements	0	39	0	0	638	677

	$0	$39	$0	$0	$864	$903

Over the counter
Swap Agreements	$0	$137	$0	$0	$0	$137

	$0	$176	$0	$0	$864	$1,040

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$169	$194

Over the counter
Written Options	$0	$559	$0	$0	$798	$1,357
Swap Agreements	0	362	0	0	0	362

	$0	$921	$0	$0	$798	$1,719

	$0	$946	$0	$0	$967	$1,913

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(19,137)	$(19,137)
Swap Agreements	0	290	0	0	(36,244)	(35,954)

	$0	$290	$0	$0	$(55,381)	$(55,091)

Over the counter
Written Options	$0	$230	$0	$0	$1,854	$2,084
Swap Agreements	0	626	0	0	0	626

	$0	$856	$0	$0	$1,854	$2,710

	$0	$1,146	$0	$0	$(53,527)	$(52,381)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18,481	$18,481
Swap Agreements	0	4,280	0	0	36,578	40,858

	$0	$4,280	$0	$0	$55,059	$59,339

Over the counter
Written Options	$0	$2,217	$0	$0	$697	$2,914
Swap Agreements	0	719	0	0	0	719

	$0	$2,936	$0	$0	$697	$3,633

	$0	$7,216	$0	$0	$55,756	$62,972

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,502	$5,535	$26,037
Corporate Bonds & Notes
Banking & Finance	0	2,289,618	0	2,289,618
Industrials	0	1,349,554	0	1,349,554
Utilities	0	439,916	0	439,916
Convertible Bonds & Notes
Industrials	0	1,310	0	1,310
Municipal Bonds & Notes
California	0	2,645	0	2,645
Georgia	0	12,939	0	12,939
Illinois	0	857	0	857
Massachusetts	0	372	0	372
New York	0	380	0	380
Ohio	0	11,834	0	11,834
U.S. Government Agencies	0	257,059	0	257,059

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
U.S. Treasury Obligations	$0	$32,600	$0	$32,600
Non-Agency Mortgage-Backed Securities	0	23,561	0	23,561
Asset-Backed Securities	0	2,241	4,198	6,439
Sovereign Issues	0	33,060	0	33,060
Convertible Preferred Securities
Banking & Finance	17,702	0	0	17,702
Preferred Securities
Banking & Finance	0	105,398	0	105,398
Industrials	0	1,916	0	1,916
Utilities	0	0	42,203	42,203
Short-Term Instruments
Repurchase Agreements	0	4,044	0	4,044

	$17,702	$4,589,806	$51,936	$4,659,444

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$311,286	$0	$0	$311,286

Total Investments	$328,988	$4,589,806	$51,936	$4,970,730

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	226	677	0	903
Over the counter	0	137	0	137

	$226	$814	$0	$1,040

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(194)	$0	$(194)
Over the counter	0	(1,669)	(50)	(1,719)

	$0	$(1,863)	$(50)	$(1,913)

Total Financial Derivative Instruments	$226	$(1,049)	$(50)	$(873)

Totals	$329,214	$4,588,757	$51,886	$4,969,857

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,650	$0	$(323)	$0	$0	$208	$0	$0	$5,535	$198
Corporate Bonds & Notes
Industrials	2,038	0	0	0	0	0	0	(2,038)	0	0
Asset-Backed Securities	0	4,200	0	0	0	(2)	0	0	4,198	(2)
Preferred Securities
Utilities	0	42,197	0	0	0	6	0	0	42,203	6

	$7,688	$46,397	$(323)	$0	$0	$212	$0	$(2,038)	$51,936	$202

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(30)	$0	$0	$(20)	$0	$0	$(50)	$(20)

Totals	$7,688	$46,397	$(353)	$0	$0	$192	$0	$(2,038)	$51,886	$182

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,535	Proxy Pricing	Base Price	100.375	—
Asset-Backed Securities	4,198	Proxy Pricing	Base Price	100.000	—
Preferred Securities Utilities	42,203	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(36)	Indicative Market Quotation	Broker Quote	0.967	—
	(14)	Other Valuation Techniques(2)	—	—	—

Total	$51,886

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~	$29,600	$29,552

Aramark Services, Inc.
1.897% (LIBOR03M + 1.750%) due 03/11/2025 ~	4,477	4,309

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)	35,724	35,844

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	8,678	8,801

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	9,699	8,975

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~	17,149	16,508

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~	57,534	56,395

Citadel Securities LP
2.897% (LIBOR03M + 2.750%) due 02/27/2026 ~	5,925	5,899

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~	922	919

Delos Finance SARL
1.970% (LIBOR03M + 1.750%) due 10/06/2023 ~	17,711	17,357

Delta Air Lines, Inc.
TBD% due 09/16/2027	8,900	8,988
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~	9,177	9,176

HCA, Inc.
1.897% (LIBOR03M + 1.750%) due 03/18/2026 ~	3,679	3,669

Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~	6,409	6,210

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~	17,300	17,287

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,000	5,005
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~	20,000	20,020

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~	9,377	9,381

Toyota Motor Credit Corp.
1.063% (LIBOR03M + 0.830%) due 03/29/2021 «~	63,000	62,910

WR Grace & Co.
1.970% (LIBOR03M + 1.750%) due 04/03/2025 ~	3,534	3,469

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	15,411	13,731

Total Loan Participations and Assignments (Cost $348,018)		344,405

CORPORATE BONDS & NOTES 83.5%

BANKING & FINANCE 26.0%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	3,760	3,774
3.500% due 05/26/2022	350	354
3.875% due 01/23/2028	150	138
4.125% due 07/03/2023	8,645	8,825
4.625% due 10/15/2027	16,500	16,026

AIA Group Ltd.
3.200% due 09/16/2040	4,800	4,969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 04/07/2030		$11,000	$12,382
3.900% due 04/06/2028		2,200	2,511

Air Lease Corp.
3.625% due 12/01/2027		2,900	2,885

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025		700	781
4.000% due 02/01/2050		7,000	8,384
4.500% due 07/30/2029		4,743	5,717
4.850% due 04/15/2049		900	1,207
4.900% due 12/15/2030		300	378

Alleghany Corp.
4.900% due 09/15/2044		5,400	6,764

Ally Financial, Inc.
3.050% due 06/05/2023		24,100	25,057
8.000% due 11/01/2031		1,800	2,470

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		1,300	1,317
3.750% due 04/15/2023		4,100	4,315
3.875% due 01/30/2031		3,000	3,283

American Financial Group, Inc.
4.500% due 06/15/2047		40,300	44,749

American Homes 4 Rent LP
4.250% due 02/15/2028		3,583	4,064
4.900% due 02/15/2029		10,900	13,010

American International Group, Inc.
3.875% due 01/15/2035		2,000	2,304
4.375% due 06/30/2050		13,000	15,232
4.375% due 01/15/2055		26,512	30,428
4.500% due 07/16/2044		34,400	40,424
4.700% due 07/10/2035		4,550	5,717
4.750% due 04/01/2048		1,100	1,350
4.800% due 07/10/2045		1,200	1,470
5.750% due 04/01/2048 •		3,100	3,385

American Tower Corp.
2.100% due 06/15/2030		7,500	7,592
2.950% due 01/15/2025		7,500	8,106
3.100% due 06/15/2050		6,400	6,351
3.125% due 01/15/2027		16,200	17,708
3.375% due 10/15/2026		6,487	7,188
3.600% due 01/15/2028		2,250	2,527
3.700% due 10/15/2049		12,300	13,503
3.800% due 08/15/2029		60,100	68,974
3.950% due 03/15/2029		23,300	26,848
4.400% due 02/15/2026		3,100	3,541

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	5,170

Arch Capital Group Ltd.
3.635% due 06/30/2050		23,025	24,833

Ares Finance Co. LLC
3.250% due 06/15/2030		7,400	7,754

Athene Global Funding
2.500% due 01/14/2025		4,000	4,126

AvalonBay Communities, Inc.
4.150% due 07/01/2047		2,200	2,774

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,703
5.500% due 12/15/2024		8,500	8,776
6.750% due 04/06/2021		5,900	6,029

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		6,800	6,244
5.500% due 01/15/2023		6,015	6,075
5.500% due 01/15/2026		15,000	15,075

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,385

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,223

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027		$9,200	10,025
4.000% due 02/11/2023		1,900	2,020

Banco General S.A.
4.125% due 08/07/2027		400	442

Banco Santander S.A.
2.746% due 05/28/2025		6,600	6,946
3.306% due 06/27/2029		7,200	7,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.490% due 05/28/2030		$4,800	$5,234
4.379% due 04/12/2028		18,400	20,884

Bancolombia S.A.
3.000% due 01/29/2025		11,800	11,830

Bank of America Corp.
3.194% due 07/23/2030 •		32,100	35,520
3.248% due 10/21/2027		200	221
3.419% due 12/20/2028 •		85,251	95,079
3.593% due 07/21/2028 •		23,900	26,802
3.974% due 02/07/2030 •		14,800	17,225
4.271% due 07/23/2029 •		3,000	3,520
7.750% due 05/14/2038		15,700	26,028
8.050% due 06/15/2027		3,180	4,210

Bank of America N.A.
6.000% due 10/15/2036		9,200	13,224

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)		11,400	11,827

Banque Federative du Credit Mutuel S.A.
1.002% (US0003M + 0.730%) due 07/20/2022 ~		500	504

Barclays Bank PLC
7.625% due 11/21/2022 (i)		69,850	76,857

Barclays PLC
3.250% due 01/17/2033	GBP	2,400	3,313
4.337% due 01/10/2028		$4,900	5,460
4.338% due 05/16/2024 •		15,000	16,108
4.375% due 01/12/2026		5,000	5,607
4.950% due 01/10/2047		12,250	15,720
4.972% due 05/16/2029 •		38,087	44,537
5.088% due 06/20/2030 •		12,375	13,955
5.250% due 08/17/2045		4,900	6,470
6.125% due 12/15/2025 •(h)(i)		29,800	30,281
7.125% due 06/15/2025 •(h)(i)	GBP	8,400	11,329
8.000% due 12/15/2020 •(h)(i)	EUR	10,000	11,864

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(i)		$1,900	1,832
6.500% due 03/10/2021		8,457	8,639
6.750% due 09/30/2022		12,500	13,491

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		13,700	17,640
4.250% due 01/15/2049		5,000	6,530

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		4,045	5,343

BGC Partners, Inc.
4.375% due 12/15/2025		6,100	6,232
5.375% due 07/24/2023		20,500	21,793

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		8,550	8,404
3.500% due 09/10/2049		5,500	6,033
4.000% due 10/02/2047		8,400	9,860

Block Financial LLC
3.875% due 08/15/2030		9,200	9,260

BNP Paribas S.A.
6.625% due 03/25/2024 •(h)(i)		10,500	11,156
7.375% due 08/19/2025 •(h)(i)		16,400	18,277

BOC Aviation Ltd.
4.000% due 01/25/2024		1,000	1,064

Boston Properties LP
2.900% due 03/15/2030		3,800	3,973
3.250% due 01/30/2031		6,100	6,587

BPCE S.A.
5.150% due 07/21/2024		2,900	3,252

Brighthouse Financial, Inc.
4.700% due 06/22/2047		24,236	23,228

Brixmor Operating Partnership LP
4.125% due 05/15/2029		3,000	3,259

Brookfield Finance LLC
3.450% due 04/15/2050		15,100	14,875

Brookfield Finance, Inc.
3.500% due 03/30/2051		14,900	14,647
4.350% due 04/15/2030		10,300	12,006
4.700% due 09/20/2047		34,350	40,127
4.850% due 03/29/2029		8,500	10,129

Brown & Brown, Inc.
2.375% due 03/15/2031		2,200	2,225
4.500% due 03/15/2029		10,300	11,766

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Camden Property Trust
2.800% due 05/15/2030		$6,900	$7,518
3.350% due 11/01/2049		1,400	1,553

Cantor Fitzgerald LP
6.500% due 06/17/2022		25,450	27,472

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	7,388

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,924

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		3,113	3,896

CBL & Associates LP
5.950% due 12/15/2026 ^(c)		3,900	1,473

Cibanco S.A. Ibm
4.962% due 07/18/2029		7,200	7,589

Citigroup, Inc.
2.572% due 06/03/2031 •(j)		4,000	4,213
2.666% due 01/29/2031 •		300	316
3.200% due 10/21/2026		31,200	34,448
3.400% due 05/01/2026		2,800	3,115
3.668% due 07/24/2028 •		17,500	19,667
3.700% due 01/12/2026		7,377	8,302
4.075% due 04/23/2029 •		51,200	58,939
4.650% due 07/23/2048		3,700	4,871
4.750% due 05/18/2046		7,700	9,710
6.625% due 06/15/2032		600	840
8.125% due 07/15/2039		47,088	82,187

CME Group, Inc.
4.150% due 06/15/2048		9,100	12,090
5.300% due 09/15/2043		1,125	1,671

CNA Financial Corp.
2.050% due 08/15/2030		3,600	3,579

CNH Industrial Capital LLC
3.875% due 10/15/2021		1,000	1,028

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(h)(i)	EUR	3,200	3,867
6.625% due 06/29/2021 •(h)(i)		28,800	34,897

Corporate Office Properties LP
2.250% due 03/15/2026		$3,600	3,645

Credit Agricole S.A.
7.500% due 06/23/2026 •(h)(i)	GBP	2,500	3,650

Credit Suisse AG
6.500% due 08/08/2023 (i)		$82,377	93,589

Credit Suisse Group AG
2.593% due 09/11/2025 •		4,500	4,698
3.869% due 01/12/2029 •		10,200	11,385
4.207% due 06/12/2024 •		250	270
4.282% due 01/09/2028		17,400	19,764

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		26,700	29,618
3.800% due 06/09/2023		3,500	3,768
4.550% due 04/17/2026		13,000	15,158
4.875% due 05/15/2045		7,275	9,604

Crown Castle International Corp.
2.250% due 01/15/2031		3,753	3,791
3.100% due 11/15/2029		7,500	8,131
3.250% due 01/15/2051		26,700	26,591
3.800% due 02/15/2028		14,700	16,665
4.000% due 11/15/2049		39,410	44,252
4.300% due 02/15/2029		4,400	5,132
4.450% due 02/15/2026		17,395	19,939
4.750% due 05/15/2047		16,840	20,805
5.200% due 02/15/2049		22,710	29,918

CVS Pass-Through Trust
4.704% due 01/10/2036		1,355	1,469

CyrusOne LP
3.450% due 11/15/2029		2,000	2,171

Danske Bank A/S
5.375% due 01/12/2024		1,500	1,689

Deutsche Bank AG
2.625% due 02/12/2026	EUR	12,900	15,918
3.547% due 09/18/2031 •		$23,650	23,815
3.961% due 11/26/2025 •		5,400	5,746
4.250% due 10/14/2021		93,485	96,148

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Digital Realty Trust LP
3.700% due 08/15/2027	$500	$563
4.450% due 07/15/2028	10,900	12,993

Discover Bank
3.450% due 07/27/2026	2,000	2,192

Doctors Co.
6.500% due 10/15/2023	31,800	34,604

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	9,914	8,861

Duke Realty LP
3.050% due 03/01/2050	2,900	3,068

E*TRADE Financial Corp.
3.800% due 08/24/2027	5,525	6,217
4.500% due 06/20/2028	7,885	9,254

Empower Finance LP
3.075% due 09/17/2051	6,500	6,685

EPR Properties
3.750% due 08/15/2029	10,760	9,388
4.500% due 04/01/2025	200	196
4.500% due 06/01/2027	3,625	3,343
4.750% due 12/15/2026	100	96
4.950% due 04/15/2028	7,000	6,767

Equinix, Inc.
2.150% due 07/15/2030	900	913
3.000% due 07/15/2050	17,681	17,619

Equitable Holdings, Inc.
3.900% due 04/20/2023	800	860
4.350% due 04/20/2028	14,907	16,995
5.000% due 04/20/2048	40,275	47,586

ERP Operating LP
4.500% due 07/01/2044	13,585	17,454

Essex Portfolio LP
1.650% due 01/15/2031	1,900	1,854
2.650% due 03/15/2032	9,140	9,668
2.650% due 09/01/2050	14,400	13,574
3.625% due 05/01/2027	10,700	11,964
4.000% due 03/01/2029	5,600	6,490
4.500% due 03/15/2048	3,900	4,990

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	17,800	19,335
4.850% due 04/17/2028	18,100	19,849

Farmers Insurance Exchange
4.747% due 11/01/2057 •	21,600	22,040

Fidelity National Financial, Inc.
2.450% due 03/15/2031	1,200	1,192
3.400% due 06/15/2030	4,000	4,308
5.500% due 09/01/2022	29,500	32,036

First American Financial Corp.
4.000% due 05/15/2030	9,100	10,041
4.300% due 02/01/2023	18,250	19,437

FMR LLC
5.150% due 02/01/2043	1,550	2,143
6.450% due 11/15/2039	500	764

Ford Holdings LLC
9.300% due 03/01/2030	14,575	17,470

Ford Motor Credit Co. LLC
0.681% (US0003M + 0.430%) due 11/02/2020 ~	300	299
1.114% (US0003M + 0.810%) due 04/05/2021 ~	1,215	1,197
1.331% (US0003M + 1.080%) due 08/03/2022 ~	524	497
1.503% (US0003M + 1.270%) due 03/28/2022 ~	7,778	7,430
1.515% (US0003M + 1.235%) due 02/15/2023 ~	3,131	2,882
3.336% due 03/18/2021	5,000	5,009
3.416% (US0003M + 3.140%) due 01/07/2022 ~	900	889
3.550% due 10/07/2022	20,000	19,837
5.584% due 03/18/2024	54,000	56,246
5.596% due 01/07/2022	14,107	14,460
5.875% due 08/02/2021	5,000	5,103

GE Capital Funding LLC
3.450% due 05/15/2025	14,100	15,104
4.400% due 05/15/2030	58,700	63,218
4.550% due 05/15/2032	11,300	12,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		$166,329	$176,174

General Motors Financial Co., Inc.
1.349% (US0003M + 1.100%) due 11/06/2021 ~		700	700
1.530% (US0003M + 1.310%) due 06/30/2022 ~		2,000	1,994
5.100% due 01/17/2024		16,015	17,525
5.650% due 01/17/2029		5,282	6,170

GLP Capital LP
4.000% due 01/15/2030		13,000	13,479
4.000% due 01/15/2031		3,100	3,233
5.300% due 01/15/2029		22,800	25,458

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		22,150	24,863
3.750% due 02/25/2026		17,000	19,152
3.850% due 01/26/2027		1,500	1,687
4.017% due 10/31/2038 •		100	117
4.223% due 05/01/2029 •		2,340	2,729
4.411% due 04/23/2039 •		10,300	12,569
5.950% due 01/15/2027		112	138
6.250% due 02/01/2041		12,925	19,345
6.750% due 10/01/2037		109,500	158,802

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	24,458

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	23,489

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		7,500	9,104

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		4,000	5,195

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		3,000	3,085
4.500% due 04/15/2026		6,600	7,514

Harborwalk Funding Trust
5.077% due 02/15/2069 •		27,500	33,945

Hartford Financial Services Group, Inc.
2.405% due 02/12/2067 •		3,600	3,103

HBOS PLC
5.374% due 06/30/2021	EUR	8,000	9,737

Healthcare Realty Trust, Inc.
2.050% due 03/15/2031 (a)		$1,400	1,384

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031		5,800	5,691
3.100% due 02/15/2030		1,900	2,046

Healthpeak Properties, Inc.
6.750% due 02/01/2041		3,500	5,001

High Street Funding Trust
4.682% due 02/15/2048		8,800	10,379

Highwoods Realty LP
2.600% due 02/01/2031		2,000	1,987
4.200% due 04/15/2029		2,198	2,470

HSBC Bank USA N.A.
7.000% due 01/15/2039		11,450	16,931

HSBC Holdings PLC
2.357% due 08/18/2031 •		4,600	4,567
2.848% due 06/04/2031 •		6,800	7,054
3.600% due 05/25/2023		6,000	6,406
3.803% due 03/11/2025 •		11,300	12,217
3.900% due 05/25/2026		4,500	4,979
3.973% due 05/22/2030 •		5,200	5,827
4.300% due 03/08/2026		21,131	23,856
4.583% due 06/19/2029 •		7,050	8,114
4.950% due 03/31/2030		4,600	5,551
5.875% due 09/28/2026 •(h)(i)	GBP	26,400	34,499
6.100% due 01/14/2042		$10,850	15,573
6.500% due 03/23/2028 •(h)(i)		75,700	80,445
6.500% due 09/15/2037		6,715	9,116
6.800% due 06/01/2038		4,300	6,044
7.000% due 04/07/2038	GBP	1,900	3,600
7.625% due 05/17/2032		$11,547	16,445

Hudson Pacific Properties LP
3.250% due 01/15/2030		7,600	7,873
3.950% due 11/01/2027		5,600	6,030
4.650% due 04/01/2029		6,000	6,851

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
4.625% due 01/06/2026		$5,200	$6,106
5.750% due 11/16/2026 •(h)(i)		9,000	9,356

Intercontinental Exchange, Inc.
3.000% due 06/15/2050		9,400	9,905
3.000% due 09/15/2060		3,200	3,253
4.250% due 09/21/2048		1,800	2,238

International Lease Finance Corp.
8.625% due 01/15/2022		800	860

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,200	8,945
5.017% due 06/26/2024		7,400	7,782
6.500% due 02/24/2021		10,000	10,208

Itau Unibanco Holding S.A.
5.125% due 05/13/2023		450	477
5.500% due 08/06/2022		6,900	7,271

Jefferies Group LLC
6.500% due 01/20/2043		23,700	30,066

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		6,300	6,793
3.300% due 04/01/2026		10	11
3.509% due 01/23/2029 •		25,000	28,151
3.702% due 05/06/2030 •		5,000	5,744
3.897% due 01/23/2049 •		21,400	25,783
4.005% due 04/23/2029 •		25,000	28,972
5.600% due 07/15/2041		21,340	31,366
6.400% due 05/15/2038		38,878	59,607

Kilroy Realty LP
3.050% due 02/15/2030		2,900	3,037
4.250% due 08/15/2029		12,400	14,063
4.750% due 12/15/2028		2,000	2,323

Kimco Realty Corp.
2.700% due 10/01/2030		9,200	9,361

KKR Group Finance Co. LLC
3.500% due 08/25/2050		40,900	41,773
3.625% due 02/25/2050		26,000	27,060

Lazard Group LLC
4.500% due 09/19/2028		400	463

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	25,633

Liberty Mutual Group, Inc.
3.950% due 05/15/2060		25,300	27,853

Life Storage LP
2.200% due 10/15/2030		1,900	1,901
3.875% due 12/15/2027		1,100	1,232

Lloyds Bank PLC
7.500% due 04/02/2032 þ		29,200	24,319

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		10,200	11,176
4.344% due 01/09/2048		200	235
4.450% due 05/08/2025		500	566
4.550% due 08/16/2028		32,500	38,341
7.500% due 09/27/2025 •(h)(i)		20,800	22,161

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	2,796

Manulife Financial Corp.
5.375% due 03/04/2046		$11,585	16,194

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		9,000	11,385
4.350% due 01/30/2047		6,400	8,265
4.900% due 03/15/2049		14,600	20,412

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		8,196	8,446
4.900% due 04/01/2077		3,800	4,983

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •(l)		11,000	13,400

MetLife, Inc.
9.250% due 04/08/2068		42,266	63,961
10.750% due 08/01/2069		5,132	8,355

Mid-America Apartments LP
3.600% due 06/01/2027		300	335
4.300% due 10/15/2023		13,700	14,981

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		13,900	14,072
3.751% due 07/18/2039		16,200	18,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.153% due 03/07/2039		$7,700	$9,340
4.286% due 07/26/2038		7,900	9,790

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		8,471	8,744

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		18,400	18,231
2.201% due 07/10/2031 •		14,800	14,998

Morgan Stanley
3.591% due 07/22/2028 •		400	450
3.875% due 01/27/2026		8,595	9,808
6.375% due 07/24/2042		29,600	46,176
7.500% due 04/02/2032 þ(j)		53,900	48,209

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		28,500	29,487

National Retail Properties, Inc.
2.500% due 04/15/2030		1,000	1,000

Nationwide Building Society
3.960% due 07/18/2030 •		26,756	30,226
4.000% due 09/14/2026		9,400	10,192
4.302% due 03/08/2029 •		5,500	6,218

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		10,000	10,265

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		32,300	54,561

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	1,000	1,213
2.500% due 03/22/2023		3,900	4,806
3.875% due 09/12/2023		$24,000	25,797
4.269% due 03/22/2025 •		3,160	3,436
4.445% due 05/08/2030 •		5,700	6,597
4.800% due 04/05/2026		6,100	7,061
4.892% due 05/18/2029 •		32,700	38,064
5.076% due 01/27/2030 •		46,350	55,277
6.000% due 12/19/2023		16,524	18,611
6.000% due 12/29/2025 •(h)(i)		18,900	19,278
8.625% due 08/15/2021 •(h)(i)		2,500	2,568

Navient Corp.
7.250% due 01/25/2022		23,096	23,767

Neuberger Berman Group LLC
4.500% due 03/15/2027		6,200	6,964
4.875% due 04/15/2045		9,888	10,974

New York Life Insurance Co.
4.450% due 05/15/2069		12,000	14,733
5.875% due 05/15/2033		1,000	1,377
6.750% due 11/15/2039		12,750	19,499

Nippon Life Insurance Co.
5.100% due 10/16/2044 •		24,450	27,215

Nissan Motor Acceptance Corp.
0.923% due 09/28/2022 •		400	389
2.600% due 09/28/2022		3,600	3,637
3.450% due 03/15/2023		1,215	1,247
3.875% due 09/21/2023		8,000	8,291

Nomura Holdings, Inc.
2.679% due 07/16/2030		13,000	13,415
3.103% due 01/16/2030		4,700	4,998

Nordea Bank Abp
6.625% due 03/26/2026 •(h)(i)		5,000	5,646

Northwestern Mutual Life Insurance Co.
3.625% due 09/30/2059		64,790	71,068
3.850% due 09/30/2047		10,340	11,697
6.063% due 03/30/2040		1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	403

Old Republic International Corp.
3.875% due 08/26/2026		300	341

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		4,000	4,057
4.500% due 01/15/2025		5,000	5,315
4.750% due 01/15/2028		7,900	8,670
5.250% due 01/15/2026		15,000	16,403

OneAmerica Financial Partners, Inc.
4.250% due 10/15/2050		5,400	5,489

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	4,263

ORIX Corp.
4.050% due 01/16/2024		18,000	19,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Insurance Co.
9.250% due 06/15/2039	$113,331	$186,573

Pacific LifeCorp
3.350% due 09/15/2050	5,700	5,728

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	41,390	41,573

PartnerRe Finance B LLC
3.700% due 07/02/2029	960	1,073

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040	26,295	37,635

Physicians Realty LP
3.950% due 01/15/2028	7,900	8,239

Pine Street Trust
4.572% due 02/15/2029	25,000	29,222
5.568% due 02/15/2049	25,300	31,207

Pinnacol Assurance
8.625% due 06/25/2034 «(j)	24,000	26,484

Piper Jaffray Cos.
5.200% due 10/15/2023	23,000	23,057

Progressive Corp.
3.700% due 01/26/2045	1,400	1,672
4.125% due 04/15/2047	7,900	10,041

Prudential Financial, Inc.
3.700% due 03/13/2051	13,500	14,913
3.935% due 12/07/2049	9,113	10,347
5.200% due 03/15/2044 •	1,400	1,485
5.625% due 06/15/2043 •	7,000	7,446

Prudential PLC
3.125% due 04/14/2030	400	446

Raymond James Financial, Inc.
4.650% due 04/01/2030	2,400	2,922

Realty Income Corp.
3.250% due 01/15/2031	4,000	4,416
4.650% due 03/15/2047	2,750	3,611

Regency Centers LP
2.950% due 09/15/2029	1,000	1,036
3.700% due 06/15/2030	7,800	8,574
4.125% due 03/15/2028	1,100	1,231
4.400% due 02/01/2047	5,700	6,402
4.650% due 03/15/2049	1,500	1,751

Reinsurance Group of America, Inc.
3.150% due 06/15/2030	3,500	3,817

Sabra Health Care LP
3.900% due 10/15/2029	400	390

Santander Holdings USA, Inc.
3.450% due 06/02/2025	700	748
4.400% due 07/13/2027	5,200	5,728

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •	55,945	62,094

SBA Tower Trust
2.328% due 07/15/2052	10,300	10,511

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021	14,550	15,019
6.125% due 02/07/2022	26,400	27,851

Selective Insurance Group, Inc.
5.375% due 03/01/2049	8,800	10,741

Service Properties Trust
4.375% due 02/15/2030	7,700	6,410
4.750% due 10/01/2026	5,000	4,468

Sompo International Holdings Ltd.
4.700% due 10/15/2022	3,000	3,185

Spirit Realty LP
3.200% due 02/15/2031	11,100	10,843
3.400% due 01/15/2030	9,775	9,720
4.450% due 09/15/2026	2,350	2,524

Standard Chartered PLC
4.305% due 05/21/2030 •	1,300	1,451

State Bank of India
3.250% due 01/24/2022	22,000	22,433

Stifel Financial Corp.
4.000% due 05/15/2030	5,600	6,202
4.250% due 07/18/2024	1,000	1,125

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030	40,100	40,825

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 01/15/2030		$2,700	$2,889
3.040% due 07/16/2029		12,300	13,422

Synchrony Financial
4.500% due 07/23/2025		600	663

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		30,000	31,033
4.270% due 05/15/2047		11,300	13,274
4.900% due 09/15/2044		25,100	31,706
6.850% due 12/16/2039		5,129	7,661

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	329	565

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	12,506

Travelers Cos., Inc.
3.750% due 05/15/2046		2,800	3,287
4.050% due 03/07/2048		5,600	6,962

Trust Fibra Uno
6.390% due 01/15/2050		23,500	23,500
6.950% due 01/30/2044		25,270	26,926

UBS AG
4.750% due 02/12/2026 •(i)	EUR	4,400	5,226
5.125% due 05/15/2024 (i)		$58,221	64,261
7.625% due 08/17/2022 (i)		100,000	111,394

UBS Group AG
4.125% due 09/24/2025		400	457
4.125% due 04/15/2026		36,300	41,920

UDR, Inc.
3.500% due 07/01/2027		3,323	3,661

UniCredit SpA
6.572% due 01/14/2022		16,950	17,992
7.830% due 12/04/2023		78,050	91,510

Unum Group
4.500% due 03/15/2025		3,400	3,782
4.500% due 12/15/2049		5,000	4,843

Ventas Realty LP
3.125% due 06/15/2023		300	314
4.125% due 01/15/2026		600	674
4.400% due 01/15/2029		1,900	2,160
4.875% due 04/15/2049		5,800	6,496

VEREIT Operating Partnership LP
3.100% due 12/15/2029		4,000	4,011
3.400% due 01/15/2028		16,100	16,789
3.950% due 08/15/2027		11,848	12,627

Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,366

Voya Financial, Inc.
4.700% due 01/23/2048 •		8,300	8,318

W R Berkley Corp.
4.000% due 05/12/2050		6,600	7,876

Washington Prime Group LP
6.450% due 08/15/2024 (l)		28,575	14,576

WEA Finance LLC
3.150% due 04/05/2022		2,100	2,135

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,500	17,234
2.572% due 02/11/2031 •		23,100	24,202
2.879% due 10/30/2030 •		43,600	46,579
3.000% due 04/22/2026		25,600	27,866
3.068% due 04/30/2041 •		11,200	11,672
3.196% due 06/17/2027 •		11,205	12,175
3.300% due 09/09/2024		2,000	2,182
3.584% due 05/22/2028 •		34,600	38,760
4.900% due 11/17/2045		700	889
5.375% due 02/07/2035		4,900	6,714
5.375% due 11/02/2043		28,425	37,599
5.606% due 01/15/2044		200	272
5.950% due 12/01/2086		2,100	2,752
7.950% due 11/15/2029		1,000	1,346

Wells Fargo Bank N.A.
5.850% due 02/01/2037		5,901	8,014
5.950% due 08/26/2036		800	1,093
6.600% due 01/15/2038		22,877	33,553

Welltower, Inc.
4.950% due 09/01/2048		6,200	7,483
6.500% due 03/15/2041		29,850	39,348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
4.000% due 04/15/2030	$13,600	$16,012
6.875% due 12/15/2033	14,477	19,923
6.950% due 10/01/2027	4,500	5,666
7.375% due 03/15/2032	140,587	205,083
7.950% due 03/15/2025	850	1,045

Willis North America, Inc.
3.875% due 09/15/2049	4,450	5,128

WP Carey, Inc.
3.850% due 07/15/2029	2,100	2,272
4.000% due 02/01/2025	1,600	1,752

XLIT Ltd.
5.500% due 03/31/2045	14,450	19,151

		7,176,850

INDUSTRIALS 41.5%

AbbVie, Inc.
4.300% due 05/14/2036	23,400	27,629
4.400% due 11/06/2042	44,212	52,687
4.450% due 05/14/2046	33,650	40,184
4.500% due 05/14/2035	40,027	48,606
4.550% due 03/15/2035	14,400	17,648
4.700% due 05/14/2045	25,700	31,632
4.850% due 06/15/2044	51,900	63,852
4.875% due 11/14/2048	600	762

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	7,900	9,710

Activision Blizzard, Inc.
2.500% due 09/15/2050	46,700	42,981
4.500% due 06/15/2047	7,455	9,436

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	6,300	6,179

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	13,700	13,958
4.375% due 07/03/2029	2,200	2,218

Advocate Health & Hospitals Corp.
2.211% due 06/15/2030	11,150	11,623
3.008% due 06/15/2050	2,600	2,761

AEP Transmission Co. LLC
3.150% due 09/15/2049	6,000	6,460
3.650% due 04/01/2050	2,700	3,199
3.750% due 12/01/2047	1,100	1,290

Aetna, Inc.
4.750% due 03/15/2044	50	62
6.750% due 12/15/2037	4,085	5,926

Air Canada Pass-Through Trust
4.125% due 11/15/2026	12,826	11,553
5.250% due 10/01/2030	8,000	8,204

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	14,500	15,237

Alcon Finance Corp.
2.600% due 05/27/2030	4,900	5,192
3.000% due 09/23/2029	500	541
3.800% due 09/23/2049	1,400	1,583

Alibaba Group Holding Ltd.
3.600% due 11/28/2024	14,000	15,374
4.200% due 12/06/2047	17,900	22,794

Altria Group, Inc.
3.875% due 09/16/2046	12,080	12,392
4.400% due 02/14/2026	1,300	1,498
5.950% due 02/14/2049	25,500	34,292
6.200% due 02/14/2059	17,500	23,959

Amazon.com, Inc.
2.500% due 06/03/2050	20,000	20,427
2.700% due 06/03/2060	15,900	16,449
4.250% due 08/22/2057	38,800	53,052
4.950% due 12/05/2044	475	676

Amdocs Ltd.
2.538% due 06/15/2030	25,975	27,004

American Airlines Pass-Through Trust
3.000% due 04/15/2030	593	556
3.150% due 08/15/2033	8,248	7,815
3.200% due 12/15/2029	4,888	4,614
3.350% due 04/15/2031	803	764
3.375% due 11/01/2028	7,825	6,466

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 08/15/2033	$3,764	$3,129
3.600% due 04/15/2031	3,438	2,818
3.650% due 02/15/2029	1,658	1,601
3.700% due 04/01/2028	4,069	3,396
4.000% due 01/15/2027	4,089	3,413
4.375% due 04/01/2024	466	332

Amgen, Inc.
3.375% due 02/21/2050	10,300	11,188
4.400% due 05/01/2045	1,000	1,244
4.563% due 06/15/2048	11,574	14,867
4.663% due 06/15/2051	178,813	233,426
4.950% due 10/01/2041	4,650	6,159

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (a)	5,600	5,723

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	100,000	120,900
4.900% due 02/01/2046	164,610	204,681

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	320
4.350% due 06/01/2040	24,000	28,117
4.375% due 04/15/2038	11,300	13,177
4.439% due 10/06/2048	16,601	19,374
4.600% due 04/15/2048	7,282	8,694
4.600% due 06/01/2060	25,000	30,353
4.750% due 01/23/2029	4,297	5,231
4.750% due 04/15/2058	23,800	29,085
4.900% due 01/23/2031	2,666	3,350
4.950% due 01/15/2042	5,800	7,154
5.450% due 01/23/2039	12,150	15,725
5.550% due 01/23/2049	14,605	19,884
5.800% due 01/23/2059	54,000	77,221

Anthem, Inc.
3.700% due 09/15/2049	7,440	8,305
4.375% due 12/01/2047	30,200	36,973
4.550% due 03/01/2048	9,700	12,189
4.625% due 05/15/2042	9,300	11,671
4.650% due 01/15/2043	2,605	3,283
5.100% due 01/15/2044	13,244	17,654

AP Moller - Maersk A/S
3.750% due 09/22/2024	3,900	4,182

Apple, Inc.
2.550% due 08/20/2060	14,400	14,434
2.650% due 05/11/2050	7,500	7,833
2.950% due 09/11/2049	51,100	56,093
3.750% due 09/12/2047	31,600	38,991
3.850% due 08/04/2046	73,395	92,093
4.250% due 02/09/2047	19,576	26,069
4.375% due 05/13/2045	2,400	3,212

Aptiv PLC
5.400% due 03/15/2049	20,000	22,675

Arrow Electronics, Inc.
4.500% due 03/01/2023	2,100	2,245

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,815

AutoNation, Inc.
4.750% due 06/01/2030	2,400	2,845

Bacardi Ltd.
4.700% due 05/15/2028	5,200	6,048
5.150% due 05/15/2038	22,540	27,516
5.300% due 05/15/2048	28,300	35,512

BAE Systems PLC
3.000% due 09/15/2050	15,700	15,816
3.400% due 04/15/2030	7,700	8,637

Baidu, Inc.
3.075% due 04/07/2025	2,500	2,660

Baker Hughes Holdings LLC
5.125% due 09/15/2040	6,800	8,068

Barrick North America Finance LLC
5.700% due 05/30/2041	9,900	13,995

BAT Capital Corp.
4.390% due 08/15/2037	12,200	13,203
4.540% due 08/15/2047	23,333	25,015

Bayer U.S. Finance LLC
1.260% (US0003M + 1.010%) due 12/15/2023 ~	1,050	1,060
3.875% due 12/15/2023	5,000	5,469
4.200% due 07/15/2034	18,043	21,112

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 12/15/2028	$9,800	$11,516
4.625% due 06/25/2038	900	1,075
4.875% due 06/25/2048	27,000	33,543

Becton Dickinson and Co.
3.794% due 05/20/2050	10,700	11,995

Biogen, Inc.
5.200% due 09/15/2045	6,400	8,465

Boeing Co.
3.650% due 03/01/2047	1,945	1,722
3.750% due 02/01/2050	3,200	2,938
3.950% due 08/01/2059	4,500	4,072
5.150% due 05/01/2030	43,856	49,259
5.705% due 05/01/2040	50,700	59,433
5.805% due 05/01/2050	40,000	48,433
5.930% due 05/01/2060	44,000	54,618

Boston Scientific Corp.
7.000% due 11/15/2035	43,837	64,343
7.375% due 01/15/2040	42,000	67,558

BP Capital Markets America, Inc.
3.000% due 02/24/2050	5,200	4,969

Braskem America Finance Co.
7.125% due 07/22/2041	3,180	3,365

Bristol-Myers Squibb Co.
3.900% due 02/20/2028	1,500	1,779
4.250% due 10/26/2049	30,800	40,671
4.350% due 11/15/2047	12,084	16,018
4.550% due 02/20/2048	1,100	1,491
4.625% due 05/15/2044	9,376	12,600
5.000% due 08/15/2045	5,917	8,287

British Airways Pass-Through Trust
3.300% due 06/15/2034	21,282	20,048
3.350% due 12/15/2030	1,859	1,552

Broadcom Corp.
3.875% due 01/15/2027	51,800	57,517

Broadcom, Inc.
3.459% due 09/15/2026	32,312	35,448
4.150% due 11/15/2030	5,250	5,906
4.300% due 11/15/2032	8,650	9,885
5.000% due 04/15/2030	2,000	2,364

Buckeye Partners LP
5.600% due 10/15/2044	3,800	3,382

Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	33,950	42,755
4.450% due 03/15/2043	69,500	88,476
4.900% due 04/01/2044	3,300	4,489
5.050% due 03/01/2041	11,900	15,920
5.750% due 05/01/2040	7,470	10,718

Cameron LNG LLC
3.302% due 01/15/2035	4,300	4,861
3.402% due 01/15/2038	16,300	17,657

Campbell Soup Co.
3.125% due 04/24/2050	19,700	19,979
4.150% due 03/15/2028	4,000	4,655
4.800% due 03/15/2048	400	514

Canadian Pacific Railway Co.
6.125% due 09/15/2115	51,358	78,252

Carrier Global Corp.
3.377% due 04/05/2040	10,500	10,998
3.577% due 04/05/2050	15,500	16,444

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	3,796	4,271

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	9,000	10,020

Cenovus Energy, Inc.
5.250% due 06/15/2037	7,515	6,525
6.750% due 11/15/2039	16,900	16,983

Centene Corp.
4.625% due 12/15/2029	3,300	3,564

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	2,358

Central Nippon Expressway Co. Ltd.
0.811% (US0003M + 0.560%) due 11/02/2021 ~	2,000	2,005
2.091% due 09/14/2021	11,000	11,139
2.362% due 05/28/2021	18,500	18,697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
3.750% due 02/15/2028	$1,800	$1,993
4.200% due 03/15/2028	1,900	2,160
4.464% due 07/23/2022	2,375	2,516
4.500% due 02/01/2024	9,100	10,095
4.800% due 03/01/2050	46,200	53,066
5.050% due 03/30/2029	10,025	12,026
5.125% due 07/01/2049	49,500	57,459
5.375% due 05/01/2047	48,000	56,970
5.750% due 04/01/2048	19,200	23,798
6.384% due 10/23/2035	29,881	40,825
6.484% due 10/23/2045	38,419	51,320
6.834% due 10/23/2055	8,000	11,084

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	5,000	5,203

China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,680

Cigna Corp.
1.165% (US0003M + 0.890%) due 07/15/2023 ~	2,600	2,628

Citrix Systems, Inc.
3.300% due 03/01/2030	1,800	1,926
4.500% due 12/01/2027	4,100	4,701

Coca-Cola Co.
2.500% due 03/15/2051	23,100	23,004
2.750% due 06/01/2060	9,500	9,616

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	12,744

Comcast Corp.
2.650% due 02/01/2030	2,000	2,185
2.650% due 08/15/2062	22,500	21,511
2.800% due 01/15/2051	5,000	5,041
3.200% due 07/15/2036	1,300	1,446
3.450% due 02/01/2050	43,100	49,127
3.969% due 11/01/2047	57,110	67,881
3.999% due 11/01/2049	156,128	189,546
4.000% due 03/01/2048	12,260	14,846
4.150% due 10/15/2028	10,500	12,687
4.500% due 01/15/2043	2,600	3,330
4.600% due 10/15/2038	5,400	6,893
4.650% due 07/15/2042	46,600	60,793
4.700% due 10/15/2048	10,000	13,279
4.750% due 03/01/2044	1,600	2,109
5.650% due 06/15/2035	5,900	8,406
7.050% due 03/15/2033	6,875	10,506

CommonSpirit Health
3.347% due 10/01/2029	10,000	10,613
4.187% due 10/01/2049	2,100	2,239

Conagra Brands, Inc.
4.600% due 11/01/2025	6,541	7,600
5.300% due 11/01/2038	7,431	9,561
5.400% due 11/01/2048	14,395	19,484
7.000% due 10/01/2028	1,800	2,412

Constellation Brands, Inc.
4.100% due 02/15/2048	12,200	14,108
4.500% due 05/09/2047	8,100	9,827
5.250% due 11/15/2048	3,500	4,708

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	4,456	4,289

Continental Resources, Inc.
4.900% due 06/01/2044 (l)	16,600	12,580

Corning, Inc.
5.450% due 11/15/2079	5,400	6,895

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	2,273
4.500% due 08/01/2047	28,470	34,105
5.625% due 10/18/2043	2,200	2,985

CoStar Group, Inc.
2.800% due 07/15/2030	6,700	6,949

Cox Communications, Inc.
2.950% due 10/01/2050	10,000	9,618
4.500% due 06/30/2043	21,841	26,407
4.600% due 08/15/2047	3,010	3,768
4.700% due 12/15/2042	12,190	15,105
4.800% due 02/01/2035	15,800	19,896

CRH America Finance, Inc.
4.400% due 05/09/2047	2,700	3,096
4.500% due 04/04/2048	9,490	11,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSX Corp.
3.800% due 04/15/2050	$1,100	$1,322

CVS Health Corp.
3.625% due 04/01/2027	2,900	3,263
3.750% due 04/01/2030	4,900	5,612
4.125% due 04/01/2040	11,700	13,357
4.250% due 04/01/2050	1,400	1,651
4.780% due 03/25/2038	1,559	1,891
5.050% due 03/25/2048	54,100	69,022
5.300% due 12/05/2043	7,100	9,077

CVS Pass-Through Trust
4.163% due 08/11/2036	9,045	9,484
5.773% due 01/10/2033	1,152	1,331
5.880% due 01/10/2028	2,954	3,324
5.926% due 01/10/2034	26,674	30,882
6.036% due 12/10/2028	1,322	1,503
6.943% due 01/10/2030	27,087	32,319
7.507% due 01/10/2032	69,297	86,542
8.353% due 07/10/2031	12,959	16,351

D.R. Horton, Inc.
2.600% due 10/15/2025	6,700	7,195
4.375% due 09/15/2022	800	849

Dell International LLC
4.900% due 10/01/2026	20,600	23,311
5.300% due 10/01/2029	38,900	44,624
5.450% due 06/15/2023	32,130	35,246
6.020% due 06/15/2026	83,400	98,066
8.100% due 07/15/2036	19,700	25,924
8.350% due 07/15/2046	37,150	49,368

Delta Air Lines, Inc.
4.500% due 10/20/2025	2,500	2,568
4.750% due 10/20/2028	2,750	2,857
7.000% due 05/01/2025	7,000	7,695

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	8,400	10,707
8.750% due 06/15/2030	70,000	108,855
9.250% due 06/01/2032	250	423

Diamondback Energy, Inc.
4.750% due 05/31/2025	6,000	6,478

Discovery Communications LLC
4.000% due 09/15/2055	5,208	5,267
5.200% due 09/20/2047	26,300	31,579

Dominion Energy Gas Holdings LLC
4.600% due 12/15/2044	4,115	5,115
4.800% due 11/01/2043	800	998

Ecopetrol S.A.
7.375% due 09/18/2043	25,700	32,241

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	35,337

Embotelladora Andina S.A.
3.950% due 01/21/2050	3,600	3,816

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	3,579
7.375% due 10/15/2045	19,792	28,987

Enbridge, Inc.
3.700% due 07/15/2027	400	446
4.500% due 06/10/2044	10,948	12,366

Energy Transfer Operating LP
3.600% due 02/01/2023	4,256	4,375
4.050% due 03/15/2025	800	841
4.250% due 03/15/2023	8,906	9,271
4.500% due 04/15/2024	300	318
4.900% due 03/15/2035	21,073	20,634
5.000% due 05/15/2050	3,300	3,043
5.150% due 02/01/2043	26,785	24,557
5.150% due 03/15/2045	42,286	38,399
5.300% due 04/15/2047	20,590	19,154
6.050% due 06/01/2041	1,900	1,910
6.125% due 12/15/2045	33,600	33,748
6.625% due 10/15/2036	11,177	11,994

Energy Transfer Partners LP
4.500% due 11/01/2023	500	532
5.000% due 10/01/2022	900	947

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	8,685

Entergy Louisiana LLC
4.200% due 09/01/2048	1,410	1,805
5.000% due 07/15/2044	4,300	4,608

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
4.200% due 01/31/2050	$16,068	$17,118
4.450% due 02/15/2043	92,745	100,221
4.800% due 02/01/2049	3,575	4,134
4.850% due 08/15/2042	11,300	12,818
4.850% due 03/15/2044	42,362	48,244
4.875% due 08/16/2077 •	11,300	9,862
4.950% due 10/15/2054	500	585
5.100% due 02/15/2045	31,665	36,860
5.250% due 08/16/2077 •	11,601	11,079
5.700% due 02/15/2042	5,600	7,112
5.750% due 03/01/2035	13,761	16,936
5.950% due 02/01/2041	7,663	9,677
6.125% due 10/15/2039	5,000	6,392
6.450% due 09/01/2040	4,995	6,600
7.550% due 04/15/2038	2,850	3,994

EOG Resources, Inc.
4.950% due 04/15/2050	3,700	4,559

EQM Midstream Partners LP
4.000% due 08/01/2024	7,100	6,964

Equinor ASA
3.125% due 04/06/2030	4,400	4,950
3.625% due 04/06/2040	12,000	13,771
3.700% due 04/06/2050	12,000	13,810

ERAC USA Finance LLC
7.000% due 10/15/2037	9,200	13,300

Expedia Group, Inc.
3.250% due 02/15/2030	2,800	2,698
4.625% due 08/01/2027	4,600	4,841

FedEx Corp.
3.875% due 08/01/2042	765	846
4.550% due 04/01/2046	18,300	22,058
4.750% due 11/15/2045	6,250	7,742
4.950% due 10/17/2048	17,000	21,774
5.100% due 01/15/2044	14,941	19,062

Ferguson Finance PLC
3.250% due 06/02/2030	2,200	2,394

Fiserv, Inc.
4.400% due 07/01/2049	30,000	37,621

Flex Ltd.
3.750% due 02/01/2026	4,600	5,030
4.875% due 05/12/2030	20,600	23,556

Florida Gas Transmission Co. LLC
2.550% due 07/01/2030	5,400	5,668

Ford Foundation
2.415% due 06/01/2050	3,800	3,914
2.815% due 06/01/2070	7,100	7,433

Ford Motor Co.
8.900% due 01/15/2032	9,209	11,074
9.980% due 02/15/2047	425	552

Fortune Brands Home & Security, Inc.
4.000% due 06/15/2025	24,500	27,840

Fox Corp.
5.576% due 01/25/2049	5,300	7,347

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	14,100	13,958

GATX Corp.
5.200% due 03/15/2044	1,500	1,914

General Electric Co.
4.125% due 10/09/2042 (l)	3,334	3,388
4.250% due 05/01/2040	25,300	25,822
4.350% due 05/01/2050	103,800	105,962
5.875% due 01/14/2038	24,551	28,680
6.150% due 08/07/2037	744	896
6.750% due 03/15/2032	1,289	1,622
6.875% due 01/10/2039	7,868	10,088

General Mills, Inc.
4.550% due 04/17/2038	3,200	4,076

General Motors Co.
5.150% due 04/01/2038	15,200	16,137
5.400% due 04/01/2048	1,760	1,948

Gilead Sciences, Inc.
4.750% due 03/01/2046	7,700	9,987
4.800% due 04/01/2044	325	419

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	7,800	8,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 10/25/2042	$10,430	$12,268
6.900% due 11/15/2037	100	128

Global Payments, Inc.
4.150% due 08/15/2049	4,400	5,181

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	8,600	8,890
5.125% due 03/31/2027	1,300	1,320

GNL Quintero S.A.
4.634% due 07/31/2029	5,000	5,363

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	3,672	3,669

GTL Trade Finance, Inc.
7.250% due 04/16/2044	5,200	6,873

GTP Acquisition Partners LLC
3.482% due 06/15/2050	7,500	8,117

Halliburton Co.
4.850% due 11/15/2035	10,400	11,002
5.000% due 11/15/2045	6,600	6,775
6.700% due 09/15/2038	1,130	1,358
7.450% due 09/15/2039	21,239	27,361

HCA, Inc.
4.500% due 02/15/2027	8,800	9,893
4.750% due 05/01/2023	6,500	7,095
5.250% due 06/15/2049	7,900	9,628
5.500% due 06/15/2047	23,062	28,864

Heineken NV
4.000% due 10/01/2042	3,066	3,680
4.350% due 03/29/2047	17,000	21,563

Hess Corp.
6.000% due 01/15/2040	9,135	10,130
7.300% due 08/15/2031	2,129	2,605

Home Depot, Inc.
4.400% due 03/15/2045	10,850	14,042

Howmet Aerospace, Inc.
5.900% due 02/01/2027	1,900	2,053

Humana, Inc.
3.950% due 03/15/2027	900	1,031
3.950% due 08/15/2049	13,500	16,014
4.800% due 03/15/2047	8,200	10,699
8.150% due 06/15/2038	1,000	1,576

Huntington Ingalls Industries, Inc.
4.200% due 05/01/2030	3,500	4,024

Huntsman International LLC
4.500% due 05/01/2029	5,500	6,188
5.125% due 11/15/2022	18,051	19,426

IHS Markit Ltd.
4.250% due 05/01/2029	7,700	8,945
5.000% due 11/01/2022	9,301	9,996

Imperial Brands Finance PLC
3.500% due 02/11/2023	200	209
3.500% due 07/26/2026	7,800	8,449
3.875% due 07/26/2029	7,100	7,714
4.250% due 07/21/2025	19,615	21,726

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050	8,500	8,795

Intel Corp.
4.100% due 05/11/2047	2,065	2,627
4.950% due 03/25/2060	9,200	13,472

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	1,500	1,738

International Paper Co.
4.350% due 08/15/2048	6,900	8,456
4.400% due 08/15/2047	6,800	8,302
4.800% due 06/15/2044	12,450	15,473
6.000% due 11/15/2041	7,400	10,222
8.700% due 06/15/2038	9,455	14,627

JetBlue Pass-Through Trust
4.000% due 05/15/2034	13,500	14,029

Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	59,698

Kaiser Foundation Hospitals
4.150% due 05/01/2047	14,300	18,281

Kansas City Southern
2.875% due 11/15/2029	3,200	3,397
3.500% due 05/01/2050	2,300	2,387

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 05/15/2043	$5,000	$5,289
4.700% due 05/01/2048	19,600	21,817
4.950% due 08/15/2045	24,795	27,675

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	7,000	8,421
4.985% due 05/25/2038	14,200	18,481
5.085% due 05/25/2048	7,300	9,831

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	10,709	11,607
5.000% due 08/15/2042	5,500	6,125
5.000% due 03/01/2043	34,835	38,901
5.625% due 09/01/2041	1,700	1,953
5.800% due 03/15/2035	10,942	13,171
6.375% due 03/01/2041	10,715	13,146
6.500% due 02/01/2037	12,219	15,218
6.500% due 09/01/2039	36,840	46,459
6.550% due 09/15/2040	30,300	38,202
6.950% due 01/15/2038	1,800	2,357
7.400% due 03/15/2031	5,000	6,565
7.500% due 11/15/2040	22,967	30,979

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,365	1,610
7.800% due 08/01/2031	2,000	2,767

Kraft Heinz Foods Co.
5.000% due 06/04/2042	13,250	14,512
6.375% due 07/15/2028	650	801
6.500% due 02/09/2040	87,238	111,007
6.750% due 03/15/2032	5,025	6,648
6.875% due 01/26/2039	3,900	5,228
7.125% due 08/01/2039	36,043	48,668

L3Harris Technologies, Inc.
4.854% due 04/27/2035	2,150	2,835

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,200	1,528

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	4,300	5,239

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,800	2,794
3.200% due 08/08/2024	7,700	7,807
3.500% due 08/18/2026	131,600	133,497
3.900% due 08/08/2029	24,550	24,621

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	2,900	2,414

Leidos, Inc.
4.375% due 05/15/2030	2,000	2,344

Leland Stanford Junior University
2.413% due 06/01/2050	12,600	12,783

Level 3 Financing, Inc.
3.875% due 11/15/2029	11,700	12,691

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	3,005
4.500% due 05/15/2036	2,100	2,672

Lowe’s Cos., Inc.
4.050% due 05/03/2047	7,940	9,490

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,795

Marathon Oil Corp.
5.200% due 06/01/2045	5,000	4,690
6.600% due 10/01/2037	3,700	3,809

Marriott International, Inc.
2.875% due 03/01/2021	132	133
3.125% due 10/15/2021	1,700	1,724
3.500% due 10/15/2032	7,400	7,320
3.600% due 04/15/2024	10,500	10,801

Marvell Technology Group Ltd.
4.875% due 06/22/2028	10,200	12,319

Masco Corp.
4.500% due 05/15/2047	13,147	15,376
6.500% due 08/15/2032	3,614	4,690
7.750% due 08/01/2029	2,539	3,583

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,887

McDonald’s Corp.
3.625% due 09/01/2049	16,800	18,869

Medtronic, Inc.
4.625% due 03/15/2045	3,123	4,304

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merck & Co., Inc.
2.350% due 06/24/2040	$8,000	$8,150
4.000% due 03/07/2049	13,000	16,403

Micron Technology, Inc.
4.663% due 02/15/2030	25,500	29,977
5.327% due 02/06/2029	18,500	22,266

Microsoft Corp.
2.525% due 06/01/2050	7,400	7,768
2.675% due 06/01/2060	34,610	36,508
3.500% due 02/12/2035	400	495
3.700% due 08/08/2046	59,071	74,382

Mondelez International, Inc.
2.625% due 09/04/2050	6,800	6,565

Moody’s Corp.
2.550% due 08/18/2060	3,500	3,254
3.250% due 05/20/2050	1,500	1,610
4.875% due 12/17/2048	9,000	11,986
5.250% due 07/15/2044	4,144	5,686

Motorola Solutions, Inc.
2.300% due 11/15/2030	30,600	30,423
5.500% due 09/01/2044	5,686	6,592

MPLX LP
3.500% due 12/01/2022	2,525	2,648
4.900% due 04/15/2058	19,120	19,427
5.200% due 03/01/2047	5,000	5,386
5.200% due 12/01/2047	2,100	2,305
5.500% due 02/15/2049	2,630	2,947

Mylan NV
5.250% due 06/15/2046	4,853	6,021

Mylan, Inc.
3.125% due 01/15/2023	700	737
4.200% due 11/29/2023	4,461	4,895
4.550% due 04/15/2028	3,620	4,217
5.200% due 04/15/2048	22,800	28,347
5.400% due 11/29/2043	1,900	2,409

NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	41,566
5.950% due 04/01/2041	52,000	77,655

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	22,905	31,224

Newell Brands, Inc.
5.875% due 04/01/2036	2,309	2,667

Newmont Goldcorp Corp.
5.450% due 06/09/2044	33,900	48,273
6.250% due 10/01/2039	11,710	17,523

Norfolk Southern Corp.
3.155% due 05/15/2055	20,959	22,322
3.942% due 11/01/2047	6,494	7,817
4.050% due 08/15/2052	8,710	10,673

Northern Natural Gas Co.
4.100% due 09/15/2042	14,000	16,209
4.300% due 01/15/2049	22,200	26,445

Northrop Grumman Corp.
3.850% due 04/15/2045	9,500	11,119
4.030% due 10/15/2047	3,484	4,239

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	15,858

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	9,841	8,956

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030	19,000	19,147

NVIDIA Corp.
2.850% due 04/01/2030	2,300	2,599
3.500% due 04/01/2040	5,900	6,938
3.700% due 04/01/2060	3,500	4,179

NVR, Inc.
3.000% due 05/15/2030	21,600	23,356

NXP BV
3.150% due 05/01/2027	1,800	1,953
3.875% due 09/01/2022	21,118	22,326
4.625% due 06/01/2023	28,016	30,699
5.350% due 03/01/2026	10,000	11,839
5.550% due 12/01/2028	2,200	2,726

Occidental Petroleum Corp.
2.900% due 08/15/2024	3,500	2,976
7.000% due 11/15/2027	1,000	910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.150% due 05/15/2028	$14,050	$12,856
7.500% due 05/01/2031	8,974	8,548
7.875% due 09/15/2031	2,400	2,339
7.950% due 06/15/2039	28,980	27,223

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (e)(h)	4,491	16

ONEOK Partners LP
6.125% due 02/01/2041	27,327	28,877
6.200% due 09/15/2043	47,644	50,475
6.650% due 10/01/2036	4,765	5,370
6.850% due 10/15/2037	8,494	9,662

Oracle Corp.
2.800% due 04/01/2027	8,600	9,455
3.600% due 04/01/2040	24,000	27,487
3.600% due 04/01/2050	36,400	40,814
3.800% due 11/15/2037	8,405	9,870
3.850% due 07/15/2036	1,500	1,772
3.850% due 04/01/2060	52,260	61,725
3.900% due 05/15/2035	325	396
4.000% due 07/15/2046	15,350	18,204
4.000% due 11/15/2047	66,210	78,592
4.125% due 05/15/2045	5,100	6,142
4.500% due 07/08/2044	1,400	1,769

Orlando Health Obligated Group
3.327% due 10/01/2050 (a)	8,500	8,500

Otis Worldwide Corp.
3.362% due 02/15/2050	10,000	11,055

Ovintiv, Inc.
5.150% due 11/15/2041	1,581	1,241
7.200% due 11/01/2031	11,096	11,001
7.375% due 11/01/2031	4,600	4,599

Owens Corning
4.300% due 07/15/2047	27,981	30,793
4.400% due 01/30/2048	39,150	43,724
7.000% due 12/01/2036	246	327

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	14,885	15,671
6.000% due 04/07/2023	19,900	22,001

Packaging Corp. of America
4.050% due 12/15/2049	11,300	13,515

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,865

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,143	2,329
4.250% due 01/17/2023	7,204	7,755

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	12,800	13,303

Pertamina Persero PT
6.000% due 05/03/2042	5,000	6,101
6.450% due 05/30/2044	5,700	7,441

Petroleos Mexicanos
6.350% due 02/12/2048	98,153	73,615
6.500% due 03/13/2027	1,600	1,494
6.750% due 09/21/2047	103,726	80,036
6.840% due 01/23/2030	9,900	8,823
6.950% due 01/28/2060	21,884	16,769
7.690% due 01/23/2050	43,624	36,072

Petronas Capital Ltd.
4.550% due 04/21/2050	400	512

Pfizer, Inc.
4.200% due 09/15/2048	600	773
4.300% due 06/15/2043	400	513
4.400% due 05/15/2044	6,900	9,084
5.600% due 09/15/2040	33,365	47,660

Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	4,163
4.125% due 03/04/2043	2,575	3,018
4.250% due 11/10/2044	26,000	31,412
4.375% due 11/15/2041	12,700	15,504
4.875% due 11/15/2043	2,500	3,207

Pioneer Natural Resources Co.
7.200% due 01/15/2028	24,475	30,808

Prosus NV
3.680% due 01/21/2030	1,600	1,729
4.027% due 08/03/2050	4,000	4,093

Quanta Services, Inc.
2.900% due 10/01/2030	6,900	7,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QVC, Inc.
4.375% due 03/15/2023	$5,558	$5,796
4.850% due 04/01/2024	4,800	5,040
5.950% due 03/15/2043	28,765	27,485

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	5,000	5,837
6.332% due 09/30/2027	3,535	4,155

Raytheon Technologies Corp.
3.125% due 07/01/2050	5,515	5,920
4.350% due 04/15/2047	4,500	5,639
4.450% due 11/16/2038	6,200	7,632

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	13,600	13,284
2.800% due 09/15/2050	5,200	4,873

Reynolds American, Inc.
5.850% due 08/15/2045	21,048	25,619
6.150% due 09/15/2043	10,920	13,760

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	27,307

Rogers Communications, Inc.
3.700% due 11/15/2049 (l)	4,000	4,491

Royalty Pharma PLC
3.300% due 09/02/2040	12,900	12,684
3.550% due 09/02/2050	17,900	17,352

S&P Global, Inc.
2.300% due 08/15/2060	5,900	5,310
3.250% due 12/01/2049	5,000	5,710

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	24,200	26,286
4.500% due 05/15/2030	26,265	29,628
5.000% due 03/15/2027	36,700	41,324
5.625% due 03/01/2025	300	343
5.750% due 05/15/2024	8,950	10,140
5.875% due 06/30/2026	7,556	8,943
6.250% due 03/15/2022	6,500	6,900

Sands China Ltd.
4.375% due 06/18/2030	18,400	19,502
5.125% due 08/08/2025	29,800	32,604
5.400% due 08/08/2028	35,300	39,394

Seagate HDD Cayman
4.125% due 01/15/2031	3,500	3,781

ServiceNow, Inc.
1.400% due 09/01/2030	10,000	9,746

Siemens Financieringsmaatschappij NV
3.300% due 09/15/2046	1,500	1,686
4.200% due 03/16/2047	6,700	8,751

Southern Co.
3.700% due 04/30/2030	15,100	17,268
4.250% due 07/01/2036	9,300	10,800
4.400% due 07/01/2046	19,705	23,434

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	11,851

Southwest Airlines Co.
4.750% due 05/04/2023	6,470	6,915
5.250% due 05/04/2025	7,465	8,232

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~	2,700	2,554
3.850% due 06/15/2026	2,400	2,256
4.600% due 06/15/2028	800	658

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	5,246	4,731

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,860	2,897
5.152% due 09/20/2029	22,100	26,092

Standard Industries, Inc.
4.750% due 01/15/2028	18,600	19,344
5.000% due 02/15/2027	2,380	2,482

Starbucks Corp.
3.500% due 11/15/2050	22,258	23,630
4.450% due 08/15/2049	2,000	2,429

Stryker Corp.
2.900% due 06/15/2050	18,500	19,078

Suncor Energy, Inc.
6.500% due 06/15/2038	100	128

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	$2,000	$2,073
4.950% due 01/15/2043	27,800	24,584

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	15,531
7.000% due 03/16/2047	21,520	25,495

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	1,200	1,263

Syngenta Finance NV
3.125% due 03/28/2022	1,500	1,528
4.441% due 04/24/2023	1,000	1,057
4.892% due 04/24/2025	7,450	8,081
5.676% due 04/24/2048	13,575	14,577

Sysco Corp.
6.600% due 04/01/2050	7,200	10,094

T-Mobile USA, Inc.
2.050% due 02/15/2028	16,100	16,475
2.550% due 02/15/2031	9,500	9,855
3.300% due 02/15/2051 (a)	14,000	13,834
3.750% due 04/15/2027	14,400	16,136
3.875% due 04/15/2030	13,195	15,020
4.375% due 04/15/2040	18,700	21,938
4.500% due 04/15/2050	40,300	48,515

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050	6,800	7,001
3.375% due 07/09/2060	24,600	25,489

Teck Resources Ltd.
6.125% due 10/01/2035	10,000	11,956

Telefonica Emisiones S.A.
4.665% due 03/06/2038	2,970	3,426
4.895% due 03/06/2048	20,230	23,348
5.213% due 03/08/2047	18,400	21,888
5.520% due 03/01/2049	13,300	16,556
7.045% due 06/20/2036	15,097	21,697

Tencent Holdings Ltd.
3.240% due 06/03/2050	3,500	3,522
3.290% due 06/03/2060	13,300	13,567
3.925% due 01/19/2038	2,000	2,272
3.975% due 04/11/2029	26,500	30,177

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	4,800	4,978
7.625% due 04/01/2037	320	427

Tesco PLC
6.150% due 11/15/2037	1,795	2,325

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	8,137	7,925

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	389	386

Texas Eastern Transmission LP
4.150% due 01/15/2048	400	428

Thomson Reuters Corp.
5.650% due 11/23/2043	23,336	30,469

Time Warner Cable LLC
4.500% due 09/15/2042	18,500	20,088
5.500% due 09/01/2041	14,800	17,957
5.875% due 11/15/2040	5,000	6,240
6.550% due 05/01/2037	7,306	9,721
6.750% due 06/15/2039	52,495	71,774
7.300% due 07/01/2038	2,080	2,946

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,326
8.375% due 07/15/2033	18,420	28,229

Topaz Solar Farms LLC
4.875% due 09/30/2039	5,425	6,025

Total Capital International S.A.
3.386% due 06/29/2060	17,700	18,617
3.461% due 07/12/2049	10,475	11,468

Toyota Tsusho Corp.
3.625% due 09/13/2023	6,920	7,454

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	2,000	2,366
4.875% due 05/15/2048	27,100	33,641
6.200% due 10/15/2037	3,484	4,717
7.250% due 08/15/2038	1,075	1,566
7.625% due 01/15/2039	10,020	15,247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transcontinental Gas Pipe Line Co. LLC
3.950% due 05/15/2050		$23,200	$24,082
5.400% due 08/15/2041		4,330	5,090

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		14,100	14,416

TTX Co.
4.600% due 02/01/2049		3,700	4,890

Tyson Foods, Inc.
4.550% due 06/02/2047		1,000	1,259
4.875% due 08/15/2034		950	1,242
5.100% due 09/28/2048		7,700	10,627

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		6,661	5,503
4.625% due 12/03/2026		2,512	2,091
7.125% due 04/22/2025		1,893	1,619

Union Pacific Corp.
2.973% due 09/16/2062		14,600	14,371
3.250% due 02/05/2050		6,600	7,360
3.550% due 08/15/2039		2,800	3,203
3.750% due 02/05/2070		9,500	10,744
3.839% due 03/20/2060		90	105
3.950% due 08/15/2059		7,100	8,482
4.100% due 09/15/2067		4,347	5,129
4.375% due 11/15/2065		12,500	15,459

United Airlines Pass-Through Trust
3.100% due 01/07/2030		27,944	27,467
3.100% due 04/07/2030		3,674	3,105
3.450% due 01/07/2030		895	748
3.500% due 09/01/2031		3,361	3,198
3.750% due 03/03/2028		5,529	5,246
4.000% due 10/11/2027		11,943	11,752
4.150% due 02/25/2033		9,436	9,457
4.300% due 02/15/2027		12,819	12,410
4.550% due 08/25/2031		14,827	12,564

United Technologies Corp.
4.050% due 05/04/2047		7,100	8,474

UnitedHealth Group, Inc.
3.125% due 05/15/2060		10,600	11,395
3.500% due 08/15/2039		7,600	8,740
3.700% due 08/15/2049		9,000	10,762
3.750% due 10/15/2047		8,100	9,627
3.875% due 08/15/2059		6,400	7,773
4.625% due 11/15/2041		14,000	18,394
4.750% due 07/15/2045		10,099	13,668
5.800% due 03/15/2036		300	434
5.950% due 02/15/2041		4,700	7,046
6.625% due 11/15/2037		150	237

Vale Overseas Ltd.
3.750% due 07/08/2030		3,800	3,914
6.250% due 08/10/2026		28,600	33,855
6.875% due 11/21/2036		22,806	29,650
6.875% due 11/10/2039		13,333	17,572

Vale S.A.
3.750% due 01/10/2023	EUR	8,000	9,880

Valero Energy Corp.
4.000% due 04/01/2029		$10,000	10,990

Verisk Analytics, Inc.
3.625% due 05/15/2050		13,700	15,630

ViacomCBS, Inc.
4.850% due 07/01/2042		13,334	14,989
4.900% due 08/15/2044		4,027	4,588
7.875% due 07/30/2030		7,800	11,267

VMware, Inc.
3.900% due 08/21/2027		18,200	20,329
4.500% due 05/15/2025		2,900	3,284
4.650% due 05/15/2027		7,000	8,168
4.700% due 05/15/2030		25,900	30,713

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		1,900	2,077

Walgreen Co.
4.400% due 09/15/2042		2,000	2,112

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		1,700	1,862

Walmart, Inc.
3.950% due 06/28/2038		1,100	1,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walt Disney Co.
2.750% due 09/01/2049		$22,900	$22,137
3.500% due 05/13/2040		11,900	13,375
3.600% due 01/13/2051		14,900	16,842
3.800% due 05/13/2060		76,500	88,816
4.750% due 09/15/2044		6,000	7,629

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		9,100	9,416

Western & Southern Life Insurance Co.
5.150% due 01/15/2049		16,000	20,503

Western Digital Corp.
4.750% due 02/15/2026		9,300	10,056

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		4,690	5,482

Whirlpool Corp.
5.150% due 03/01/2043		21,075	25,671

Williams Cos., Inc.
8.750% due 03/15/2032		2,610	3,722

Woodside Finance Ltd.
3.650% due 03/05/2025		500	530
4.500% due 03/04/2029		5,800	6,508
4.600% due 05/10/2021		1,100	1,114

Wynn Las Vegas LLC
4.250% due 05/30/2023		10,547	10,020
5.500% due 03/01/2025		33,450	32,175

Yale University
2.402% due 04/15/2050		6,900	7,061

Yara International ASA
3.148% due 06/04/2030		5,000	5,356
4.750% due 06/01/2028		5,900	6,911

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		1,681	1,820

Zoetis, Inc.
3.950% due 09/12/2047		9,000	11,104
4.450% due 08/20/2048		7,500	9,868
4.700% due 02/01/2043		9,069	11,937

			11,444,095

UTILITIES 16.0%

AEP Texas, Inc.
2.100% due 07/01/2030		6,250	6,435
4.150% due 05/01/2049		8,900	10,702

AES Corp.
3.950% due 07/15/2030		8,800	9,740

Alabama Power Co.
3.450% due 10/01/2049		3,500	3,990
3.850% due 12/01/2042		2,950	3,474
4.300% due 07/15/2048		8,700	11,154
5.200% due 06/01/2041		200	264

Ameren Illinois Co.
3.250% due 03/15/2050		2,600	2,929
3.700% due 12/01/2047		3,700	4,359

American Transmission Systems, Inc.
5.000% due 09/01/2044		11,300	14,124

American Water Capital Corp.
3.750% due 09/01/2047		5,000	5,912
4.300% due 12/01/2042		8,700	10,734
6.593% due 10/15/2037		150	228

Appalachian Power Co.
4.400% due 05/15/2044		6,350	7,638
5.800% due 10/01/2035		2,176	3,013
6.375% due 04/01/2036		5,146	6,916
6.700% due 08/15/2037		3,600	4,998
7.000% due 04/01/2038		2,978	4,458

Arizona Public Service Co.
3.350% due 05/15/2050		13,650	15,040
3.500% due 12/01/2049		7,100	7,894
4.500% due 04/01/2042		3,500	4,382

AT&T, Inc.
3.150% due 09/04/2036	EUR	4,500	6,266
3.300% due 02/01/2052		$28,600	26,790
3.500% due 09/15/2053		113,397	111,009
3.500% due 02/01/2061		45,550	43,432
3.550% due 09/15/2055		139,782	134,372

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 06/01/2051	$15,500	$15,730
3.650% due 09/15/2059	264,041	256,280
3.850% due 06/01/2060	10,020	10,232
4.350% due 06/15/2045	13,631	15,318
4.500% due 03/09/2048	107,734	123,397
4.800% due 06/15/2044	48,288	57,540
8.750% due 11/15/2031	265	397

Atmos Energy Corp.
4.300% due 10/01/2048	20,000	25,790

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	27,790	35,448
4.500% due 02/01/2045	580	728
6.125% due 04/01/2036	10,154	14,491

BG Energy Capital PLC
5.125% due 10/15/2041	31,445	40,368

Black Hills Corp.
4.200% due 09/15/2046	324	390

Boston Gas Co.
4.487% due 02/15/2042	7,784	9,684

British Telecommunications PLC
9.625% due 12/15/2030	22,575	36,200

Brooklyn Union Gas Co.
4.487% due 03/04/2049	7,500	9,643

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050	4,400	4,735
4.250% due 02/01/2049	5,700	7,366

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	444

Cleco Power LLC
6.000% due 12/01/2040	18,175	24,080

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	9,123

CMS Energy Corp.
4.700% due 03/31/2043	5,437	6,814

CNOOC Finance Ltd.
3.000% due 05/09/2023	20,750	21,774
3.875% due 05/02/2022	10,900	11,382

CNOOC Finance ULC
4.250% due 04/30/2024	42,750	47,233

Commonwealth Edison Co.
3.000% due 03/01/2050	3,200	3,423

Connecticut Light & Power Co.
4.000% due 04/01/2048	1,300	1,647
4.300% due 04/15/2044	14,609	18,401

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050	3,400	4,136
4.125% due 05/15/2049	18,110	21,744
4.200% due 03/15/2042	5,000	5,948
4.500% due 05/15/2058	17,810	23,101
4.625% due 12/01/2054	2,285	2,993
5.500% due 12/01/2039	4,900	6,818
5.700% due 06/15/2040	4,900	6,882

Consumers Energy Co.
4.050% due 05/15/2048	8,100	10,181
4.100% due 11/15/2045	2,150	2,585
4.350% due 04/15/2049	14,000	18,460

Dayton Power & Light Co.
3.950% due 06/15/2049	12,500	13,428

Deutsche Telekom AG
3.625% due 01/21/2050	14,700	16,333

Dominion Energy South Carolina, Inc.
6.050% due 01/15/2038	2,440	3,536

DTE Electric Co.
2.950% due 03/01/2050	4,100	4,342
3.950% due 06/15/2042	500	582
4.300% due 07/01/2044	9,150	11,422

Duke Energy Carolinas LLC
3.200% due 08/15/2049	17,700	19,686
3.700% due 12/01/2047	15,355	18,169
3.750% due 06/01/2045	4,358	5,146
3.875% due 03/15/2046	934	1,132
3.950% due 03/15/2048	9,915	12,278
4.000% due 09/30/2042	3,500	4,285
4.250% due 12/15/2041	16,400	20,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
3.750% due 09/01/2046		$17,850	$20,349
3.950% due 08/15/2047		4,670	5,518
4.200% due 06/15/2049		5,000	6,181

Duke Energy Florida LLC
4.200% due 07/15/2048		7,600	9,695
5.650% due 04/01/2040		7,400	10,739

Duke Energy Indiana LLC
4.900% due 07/15/2043		105	140

Duke Energy Progress LLC
2.500% due 08/15/2050		25,000	24,250
3.600% due 09/15/2047		46,600	54,079
4.100% due 03/15/2043		6,026	7,367

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030		3,700	3,716

E.ON International Finance BV
6.650% due 04/30/2038		3,020	4,394

East Ohio Gas Co.
2.000% due 06/15/2030		2,100	2,178

Electricite de France S.A.
4.875% due 01/22/2044		9,140	11,177
4.950% due 10/13/2045		14,855	18,249
5.000% due 09/21/2048		6,300	8,166
6.000% due 01/22/2114		17,338	23,663

Emera U.S. Finance LP
4.750% due 06/15/2046		11,300	13,635

Enable Midstream Partners LP
4.400% due 03/15/2027		800	769
5.000% due 05/15/2044		21,573	18,132

Enel Finance International NV
3.625% due 05/25/2027		7,900	8,793
4.625% due 09/14/2025		4,500	5,216
4.750% due 05/25/2047		48,680	60,350
4.875% due 06/14/2029		2,800	3,437

Entergy Corp.
3.750% due 06/15/2050		17,000	19,417

Entergy Texas, Inc.
4.500% due 03/30/2039		4,000	4,989

Evergy Kansas Central, Inc.
3.450% due 04/15/2050		10,100	11,473

Eversource Energy
3.350% due 03/15/2026		2,838	3,176

Exelon Corp.
4.700% due 04/15/2050		2,100	2,683
5.625% due 06/15/2035		7,000	9,324

Exelon Generation Co. LLC
5.600% due 06/15/2042		21,564	25,530
6.250% due 10/01/2039		13,115	16,361

FirstEnergy Corp.
2.250% due 09/01/2030		8,350	8,175
3.400% due 03/01/2050		15,400	15,022
4.850% due 07/15/2047		700	843

FirstEnergy Transmission LLC
4.350% due 01/15/2025		10,846	12,110
5.450% due 07/15/2044		10,100	13,045

Florida Power & Light Co.
3.700% due 12/01/2047		18,800	22,862
3.950% due 03/01/2048		5,660	7,172
4.050% due 10/01/2044		4,200	5,300

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		19,650	20,579
6.000% due 11/27/2023		22,325	24,887

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	3,900	4,669
3.125% due 11/17/2023		10,700	13,186
4.250% due 04/06/2024	GBP	12,600	17,239
5.150% due 02/11/2026		$24,500	27,354
5.999% due 01/23/2021		21,100	21,437
6.510% due 03/07/2022		36,075	38,409

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		25,000	25,023

Idaho Power Co.
4.850% due 08/15/2040		9,000	11,537

Indiana Michigan Power Co.
4.250% due 08/15/2048		5,000	6,185
4.550% due 03/15/2046		500	640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Interstate Power & Light Co.
6.250% due 07/15/2039	$5,000	$7,161

Interstate Power and Light Co.
2.300% due 06/01/2030	2,600	2,755

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	600	681

Jersey Central Power & Light Co.
6.150% due 06/01/2037	8,562	11,429

Kentucky Utilities Co.
3.300% due 06/01/2050	6,400	6,994
4.375% due 10/01/2045	7,100	8,864
5.125% due 11/01/2040	14,500	19,483

Louisville Gas & Electric Co.
4.250% due 04/01/2049	7,900	9,912

Metropolitan Edison Co.
3.500% due 03/15/2023	1,900	1,996

MidAmerican Energy Co.
3.650% due 08/01/2048	6,000	7,095
3.950% due 08/01/2047	8,262	10,364
4.250% due 07/15/2049	1,800	2,339
4.400% due 10/15/2044	500	635
5.800% due 10/15/2036	3,000	4,281

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029	12,200	12,340

Mississippi Power Co.
4.250% due 03/15/2042	7,400	8,767

Monongahela Power Co.
5.400% due 12/15/2043	3,000	4,227

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	8,500	11,141

New York State Electric & Gas Corp.
3.300% due 09/15/2049	2,300	2,482

NextEra Energy Capital Holdings, Inc.
2.750% due 05/01/2025	8,224	8,902
5.650% due 05/01/2079 •	5,100	5,798

NGPL PipeCo LLC
7.768% due 12/15/2037	1,100	1,399

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,850	4,721

NiSource, Inc.
3.950% due 03/30/2048	7,200	8,383
4.375% due 05/15/2047	16,445	20,410
5.650% due 02/01/2045	6,240	8,637
5.800% due 02/01/2042	6,723	9,180

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	22,300	23,491

NSTAR Electric Co.
4.400% due 03/01/2044	1,500	1,913

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	970	898

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	7,351	1,856

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,026	933

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	6,520	734

Oglethorpe Power Corp.
3.750% due 08/01/2050	12,100	12,078
5.050% due 10/01/2048	30,000	35,509
5.250% due 09/01/2050	25,000	30,270

Ohio Edison Co.
6.875% due 07/15/2036	3,500	4,947
8.250% due 10/15/2038	1,000	1,597

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040	4,000	5,630

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	7,500	8,251
4.100% due 11/15/2048	2,000	2,544
5.250% due 09/30/2040	15,100	20,781
5.300% due 06/01/2042	600	849
7.250% due 01/15/2033	3,400	5,258
7.500% due 09/01/2038	2,590	4,260

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
4.000% due 07/13/2027		$2,730	$2,845
4.950% due 07/13/2047		4,900	4,658
5.200% due 07/15/2048		87,923	84,730

Orange S.A.
9.000% due 03/01/2031		11,250	18,362

Pacific Gas & Electric Co.
2.100% due 08/01/2027		2,500	2,433
2.500% due 02/01/2031		16,900	16,142
2.950% due 03/01/2026		300	306
3.150% due 01/01/2026		25,332	26,032
3.300% due 12/01/2027		8,000	8,235
3.300% due 08/01/2040		17,700	16,246
3.400% due 08/15/2024		1,000	1,046
3.450% due 07/01/2025		5,564	5,830
3.500% due 08/01/2050		65,288	59,182
3.750% due 02/15/2024		1,800	1,886
3.750% due 07/01/2028		4,564	4,752
3.750% due 08/15/2042		900	837
3.950% due 12/01/2047		11,200	10,398
4.000% due 12/01/2046		22,370	21,019
4.250% due 03/15/2046		22,034	21,319
4.500% due 07/01/2040		18,560	18,929
4.550% due 07/01/2030		7,426	8,066
4.650% due 08/01/2028		17,000	18,477
4.750% due 02/15/2044		100	102
4.950% due 07/01/2050		17,524	18,807

PacifiCorp
3.300% due 03/15/2051		16,000	18,007
4.125% due 01/15/2049		6,400	7,988
6.000% due 01/15/2039		1,500	2,160

PECO Energy Co.
2.800% due 06/15/2050		8,400	8,716
4.150% due 10/01/2044		8,900	11,149
4.800% due 10/15/2043		1,185	1,571

Pennsylvania Electric Co.
6.150% due 10/01/2038		2,309	2,934

Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	13,100	17,876

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		$9,095	9,888

Plains All American Pipeline LP
3.650% due 06/01/2022		6,271	6,424
4.500% due 12/15/2026		4,550	4,860
5.150% due 06/01/2042		39,902	37,719
6.650% due 01/15/2037		275	300
6.700% due 05/15/2036		2,533	2,717

PPL Electric Utilities Corp.
3.000% due 10/01/2049		20,000	21,538
5.200% due 07/15/2041		5,500	7,278

Progress Energy, Inc.
6.000% due 12/01/2039		700	965
7.750% due 03/01/2031		13,091	19,124

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		14,100	13,829
4.875% due 07/17/2049		11,200	12,340

Public Service Co. of Colorado
3.200% due 03/01/2050		12,300	13,986
3.950% due 03/15/2043		1,500	1,798
4.100% due 06/15/2048		4,000	5,143

Public Service Co. of New Hampshire
3.600% due 07/01/2049		4,700	5,480

Public Service Co. of Oklahoma
6.625% due 11/15/2037		1,135	1,639

Puget Energy, Inc.
4.100% due 06/15/2030		6,500	7,265

Puget Sound Energy, Inc.
4.223% due 06/15/2048		5,400	6,747
5.764% due 07/15/2040		8,200	11,303

Rio Oil Finance Trust
9.750% due 01/06/2027		17,233	19,516

San Diego Gas & Electric Co.
3.320% due 04/15/2050		2,500	2,737
3.750% due 06/01/2047		1,550	1,788
3.950% due 11/15/2041		1,968	2,232
4.100% due 06/15/2049		14,172	17,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 05/15/2048	$12,140	$14,798
4.500% due 08/15/2040	2,600	3,209

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	54,700	65,767
5.500% due 04/08/2044	37,700	47,313

Sempra Energy
3.250% due 06/15/2027	3,300	3,630
3.400% due 02/01/2028	1,000	1,101
4.000% due 02/01/2048	8,424	9,496
6.000% due 10/15/2039	15,145	20,907

Shell International Finance BV
3.250% due 04/06/2050	8,790	9,270
3.625% due 08/21/2042	3,900	4,268
4.000% due 05/10/2046	400	467
4.125% due 05/11/2035	31,600	38,061
4.550% due 08/12/2043	11,450	14,259

Southern California Edison Co.
3.700% due 08/01/2025	5,000	5,567
3.900% due 12/01/2041	42,994	44,226
3.900% due 03/15/2043	6,655	6,904
4.000% due 04/01/2047	95,850	102,802
4.050% due 03/15/2042	3,834	4,142
4.125% due 03/01/2048	16,291	17,868
4.500% due 09/01/2040	445	509
4.650% due 10/01/2043	34,205	39,525
5.750% due 04/01/2035	2,073	2,818
6.000% due 01/15/2034	900	1,188
6.050% due 03/15/2039	17,000	21,944
6.650% due 04/01/2029	6,995	8,679

Southern California Gas Co.
3.750% due 09/15/2042	4,900	5,575
3.950% due 02/15/2050	8,127	9,914
4.125% due 06/01/2048	10,000	12,501
4.300% due 01/15/2049	1,700	2,165
5.125% due 11/15/2040	1,300	1,684

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	13,336
5.875% due 03/15/2041	7,500	10,347

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	970
3.850% due 02/01/2048	20,000	22,201
6.200% due 03/15/2040	14,340	19,776

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,690

Tampa Electric Co.
4.450% due 06/15/2049	20,000	25,844

Telefonica Europe BV
8.250% due 09/15/2030	18,950	28,564

Verizon Communications, Inc.
3.850% due 11/01/2042	16,560	19,659
4.522% due 09/15/2048	37,092	48,761
4.672% due 03/15/2055	137,984	191,802
4.862% due 08/21/2046	11,470	15,742
5.012% due 04/15/2049	23,504	33,903
5.012% due 08/21/2054	29,600	42,971
5.250% due 03/16/2037	1,100	1,525

Virginia Electric & Power Co.
3.800% due 09/15/2047	7,900	9,598
4.600% due 12/01/2048	855	1,170
6.000% due 05/15/2037	400	578

Vodafone Group PLC
4.875% due 06/19/2049	33,355	41,563
5.125% due 06/19/2059	28,800	36,942
5.250% due 05/30/2048	25,700	33,186
6.150% due 02/27/2037	668	926
6.250% due 11/30/2032	2,650	3,565
7.000% due 04/04/2079 •(l)	5,700	6,773

Wisconsin Electric Power Co.
4.300% due 10/15/2048	15,000	19,154
5.700% due 12/01/2036	220	310

Wisconsin Public Service Corp.
3.300% due 09/01/2049	4,900	5,482

		4,405,636

Total Corporate Bonds & Notes (Cost $20,481,880)		23,026,581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.5%

CALIFORNIA 1.5%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$7,000	$11,949

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	8,191

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	650	814
6.907% due 10/01/2050	28,895	52,459
7.043% due 04/01/2050	15,775	28,340

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	3,381

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	6,849

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,451

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,345	25,229
7.500% due 04/01/2034	4,840	8,052
7.550% due 04/01/2039	12,135	21,257

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	13,128
7.950% due 03/01/2036	2	2

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	13,776

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	3,040

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	15,731

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	17,985	32,177

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	22,175
7.618% due 08/01/2040	5,200	8,961

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	717

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,285

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	147

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	3,045

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,434

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	782

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	15,670

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	16,323

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	6,980

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	$25,100	$40,907

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	2,500	2,870

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	669

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,890

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	6,320
4.858% due 05/15/2112	14,500	21,189

		401,190

FLORIDA 0.2%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	6,600	6,701
2.154% due 07/01/2030	41,800	42,375

		49,076

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,352	3,507
6.655% due 04/01/2057	43,289	65,608

		69,115

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,235

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	23,416

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	7,384

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,965	2,128

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,887

		38,050

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,688

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	4,067

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2020
2.437% due 04/01/2040	15,000	15,415
2.562% due 04/01/2050	7,000	7,346

		22,761

NEW JERSEY 0.1%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	15,005	24,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	$6,100	$7,426

NEW YORK 0.7%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	18,085	22,981

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	9,684
5.508% due 08/01/2037	800	1,118
5.572% due 11/01/2038	9,000	12,378

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2060	19,050	21,901

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,644

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	640
5.389% due 03/15/2040	200	284

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,326

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	11,932

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	700

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	270

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	107,834

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,152

		197,844

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,515

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	40,725	77,609

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,516
7.734% due 02/15/2033	7,325	11,075

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	98

		91,813

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	16,459

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	18,789

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	16,000	20,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Texas System Revenue Bonds, Series 2020
2.439% due 08/15/2049	$8,700	$8,849

		48,183

VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	1,245	1,991

Total Municipal Bonds & Notes (Cost $715,754)		975,340

U.S. GOVERNMENT AGENCIES 9.7%

Freddie Mac
3.985% due 08/15/2032 ~	5	5
4.324% due 10/25/2052 ~	19,198	21,930

Ginnie Mae
4.500% due 09/15/2033	10	11
8.500% due 09/15/2030	4	4

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049	15,146	16,347
4.000% due 10/01/2040 - 08/01/2049	3,126	3,351
6.000% due 01/01/2023 - 06/01/2038	5	5
7.000% due 11/01/2026	6	6
8.500% due 08/01/2026	1	1

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	62,950	64,807
2.500% due 11/01/2050 - 12/01/2050	576,820	603,657
3.000% due 10/01/2050 - 11/01/2050	698,090	731,493
3.500% due 10/01/2050 - 11/01/2050	1,154,886	1,218,618
4.000% due 11/01/2050	7,250	7,740

Total U.S. Government Agencies (Cost $2,664,790)		2,667,975

U.S. TREASURY OBLIGATIONS 19.7%

U.S. Treasury Bonds
1.250% due 05/15/2050 (l)	219,145	207,726
1.375% due 08/15/2050 (l)	113,700	111,266
2.250% due 08/15/2049 (l)(p)	153,372	182,435
2.375% due 11/15/2049 (l)	420,870	513,971
2.500% due 02/15/2045 (l)(n)	188,518	232,076
2.500% due 02/15/2046 (l)(n)(p)	213,985	264,246
2.500% due 05/15/2046 (l)(n)(p)	342,000	422,624
2.750% due 11/15/2042 (l)	43,000	55,075
2.750% due 08/15/2047 (l)(n)(p)	216,500	281,069
2.750% due 11/15/2047 (l)(n)	100,512	130,646
2.875% due 05/15/2043 (n)(p)	23,850	31,149
2.875% due 08/15/2045 (l)(n)(p)	105,207	138,253
2.875% due 05/15/2049 (l)(n)(p)	829,392	1,110,705
3.000% due 05/15/2045 (l)(n)(p)	231,583	310,122
3.000% due 08/15/2048 (l)(n)(p)	312,064	425,419
3.000% due 02/15/2049 (l)(n)(p)	121,228	165,751
3.125% due 02/15/2043 (l)	196,900	266,853
3.125% due 05/15/2048 (l)(n)(p)	242,485	337,187
3.625% due 02/15/2044 (l)	61,900	90,468

U.S. Treasury Inflation Protected Securities (g)
0.375% due 07/15/2025 (n)	295	320
0.375% due 01/15/2027 (n)	483	531
0.500% due 01/15/2028 (n)	1,019	1,144
0.625% due 01/15/2026 (n)	16,299	17,972
1.000% due 02/15/2049 (l)	23,586	32,882
1.750% due 01/15/2028 (n)	15,333	18,681
2.375% due 01/15/2027 (n)	27,940	34,464
2.500% due 01/15/2029 (n)	25,459	33,266
3.875% due 04/15/2029 (n)	946	1,360

Total U.S. Treasury Obligations (Cost $4,189,564)		5,417,661

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		$20,220	$24,418

BCAP LLC Trust
0.675% due 05/26/2035 •		89	88
2.011% due 11/26/2046 •		95	95

Countrywide Home Loan Mortgage Pass-Through Trust
0.808% due 02/25/2035 •		13	13

HomeBanc Mortgage Trust
0.588% due 07/25/2035 •		5,364	5,359

Merrill Lynch Mortgage Investors Trust
1.134% due 03/25/2028 •		15	14
1.257% due 01/25/2029 •		58	58

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	10,840

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		20,280	21,466

Structured Adjustable Rate Mortgage Loan Trust
2.737% due 09/25/2034 ~		421	423

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	9,760	12,626

Total Non-Agency Mortgage-Backed Securities (Cost $72,679)			75,400

ASSET-BACKED SECURITIES 0.6%

AASET U.S. Ltd.
3.844% due 01/16/2038		$10,275	9,594

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		11,165	9,501

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		144	144

Finance America Mortgage Loan Trust
1.018% due 11/25/2034 •		8,535	8,450

JPMorgan Mortgage Acquisition Corp.
0.628% due 12/25/2035 •		4,748	4,690

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		6,247	5,580

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		18,115	16,375

MAPS Ltd.
4.212% due 05/15/2043		8,612	8,009

METAL LLC
4.581% due 10/15/2042		13,073	9,937

Morgan Stanley ABS Capital, Inc. Trust
1.003% due 03/25/2034 •		7,599	7,489

RBSSP Resecuritization Trust
0.335% due 11/26/2036 •		960	949

RR 7 Ltd.
1.625% due 01/15/2033 •		15,500	15,441

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		11,858	11,057

SBA Tower Trust
3.869% due 10/15/2049 þ		11,400	12,039

Sprite Ltd.
4.250% due 12/15/2037		9,492	8,664

START Ireland
4.089% due 03/15/2044		5,277	4,971

Structured Asset Securities Corp. Mortgage Loan Trust
1.148% due 08/25/2037 •		266	267

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		3,758	3,765

Vertical Bridge Holdings LLC
2.636% due 09/15/2050 «		25,000	24,985

Total Asset-Backed Securities (Cost $171,291)			161,907

SOVEREIGN ISSUES 3.2%

Brazil Government International Bond
5.000% due 01/27/2045		46,630	47,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colombia Government International Bond
6.125% due 01/18/2041		$200	$257

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		35,000	33,945
3.125% due 04/16/2030		13,700	15,383
3.875% due 04/16/2050		12,600	15,435

Indonesia Government International Bond
4.200% due 10/15/2050		15,200	17,629

Israel Government International Bond
3.875% due 07/03/2050		18,000	21,690
4.125% due 01/17/2048		13,300	16,884
4.500% due 04/03/2120		4,600	6,325

Mexico Government International Bond
4.500% due 01/31/2050		27,431	29,008
4.600% due 02/10/2048		23,200	24,727
5.750% due 10/12/2110		1,550	1,794
6.050% due 01/11/2040		1,238	1,553

Peru Government International Bond
5.350% due 08/12/2040	PEN	29,100	8,019
5.400% due 08/12/2034		11,600	3,372
5.940% due 02/12/2029		143,300	46,747
6.150% due 08/12/2032		48,800	15,545
6.350% due 08/12/2028		181,000	60,600
6.900% due 08/12/2037		21,533	7,122
6.950% due 08/12/2031		95,500	32,445
8.200% due 08/12/2026		219,400	80,870

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		$6,200	6,654

Qatar Government International Bond
3.875% due 04/23/2023		700	753
4.000% due 03/14/2029		14,500	16,983
4.400% due 04/16/2050		8,900	11,481
4.817% due 03/14/2049		4,000	5,399
5.103% due 04/23/2048		28,900	40,249

Russia Government International Bond
7.650% due 04/10/2030	RUB	9,423,900	134,313
8.500% due 09/17/2031		2,568,000	38,934

Saudi Government International Bond
3.250% due 10/26/2026		$8,900	9,700
4.000% due 04/17/2025		500	557
4.500% due 10/26/2046		47,700	57,395
4.625% due 10/04/2047		14,800	18,132
5.000% due 04/17/2049		15,000	19,450

South Africa Government International Bond
4.850% due 09/30/2029		7,300	6,983
5.750% due 09/30/2049		38,900	33,115

Uruguay Government International Bond
4.975% due 04/20/2055		5,100	6,802

Total Sovereign Issues (Cost $874,668)			893,267

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		20,200	27,109

Total Convertible Preferred Securities (Cost $24,500)			27,109

PREFERRED SECURITIES 4.3%

BANKING & FINANCE 3.0%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)		130,000	13,975

American Express Co.
3.535% (US0003M + 3.285%) due 12/15/2020 ~(h)		17,900,000	16,216

Bank of America Corp.
4.300% due 01/28/2025 •(h)		3,500,000	3,399
5.125% due 06/20/2024 •(h)		20,798,000	21,421
5.875% due 03/15/2028 •(h)		138,854,000	150,028

Bank of New York Mellon Corp.
3.647% (US0003M + 3.420%) due 12/20/2020 ~(h)		5,700,000	5,587
4.700% due 09/20/2025 •(h)		10,300,000	10,954

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.625% due 03/01/2022 •(h)	3,000,000	$2,986
5.000% due 12/01/2027 •(h)	9,400,000	9,648
5.375% due 06/01/2025 •(h)	17,369,000	18,864

Citigroup, Inc.
5.950% due 05/15/2025 •(h)	5,300,000	5,562

Depository Trust & Clearing Corp.
3.417% (US0003M + 3.167%) due 12/15/2020 ~(h)	15,000,000	13,503

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(h)	8,956,000	16,525

HSBC Capital Funding LP
10.176% due 06/30/2030 •(h)	4,800,000	8,068

JPMorgan Chase & Co.
3.545% (US0003M + 3.320%) due 01/01/2021 ~(h)	19,175,000	17,780
3.738% (US0003M + 3.470%) due 10/30/2020 ~(h)	29,187,000	28,005
4.000% due 04/01/2025 •(h)(l)	26,000,000	24,586
4.600% due 02/01/2025 •(h)	48,300,000	47,394
5.000% due 08/01/2024 •(h)	35,100,000	35,070
6.000% due 08/01/2023 •(h)	8,410,000	8,648
6.100% due 10/01/2024 •(h)	86,600,000	91,121
6.125% due 04/30/2024 •(h)	29,650,000	30,860
6.750% due 02/01/2024 •(h)	26,742,000	29,006

MetLife Capital Trust
7.875% due 12/15/2067	23,640,000	32,603

MetLife, Inc.
3.825% (US0003M + 3.575%) due 11/02/2020 ~(h)	19,650,000	19,294
5.875% due 03/15/2028 •(h)	6,800,000	7,426

Nationwide Building Society
10.250% ~	9,750	2,057

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	258,700	6,755

State Street Corp.
5.625% due 12/15/2023 •(h)(l)	4,500,000	4,650
5.900% (US0003M + 3.108%) due 03/15/2024 ~(h)	52,750	1,460

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)	13,900,000	19,461

Truist Financial Corp.
5.100% due 03/01/2030 •(h)	8,200,000	8,884

U.S. Bancorp
5.300% due 04/15/2027 •(h)	23,300,000	25,207

Wells Fargo & Co.
5.875% due 06/15/2025 •(h)	3,400,000	3,665
5.900% due 06/15/2024 •(h)	85,329,000	87,497

		828,165

INDUSTRIALS 0.2%

General Electric Co.
5.000% due 01/21/2021 •(h)	43,582,000	34,795

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (h)	16,400,000	16,585

		51,380

UTILITIES 1.1%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(j)	9,048,456	244,776

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(h)	13,900,000	14,136

DTE Energy Co.
5.250% due 12/01/2062	11,150	280

Entergy Arkansas LLC
4.750% due 06/01/2063	38,000	955

Entergy Louisiana LLC
4.700% due 06/01/2063	29,925	755

Entergy Texas, Inc.
5.625% due 06/01/2064	483,816	12,187

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)

Sempra Energy
4.875% due 10/15/2025 •(h)	21,200,000	$21,836

		294,925

Total Preferred Securities (Cost $1,141,201)		1,174,470

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (k) 0.0%
		5,381

U.S. TREASURY BILLS 0.0%
0.085% due 10/08/2020 (d)(e)(p)	$328	328

Total Short-Term Instruments (Cost $5,709)		5,709

Total Investments in Securities (Cost $30,690,054)		34,769,824

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	11,913	$117

Total Short-Term Instruments (Cost $117)		117

Total Investments in Affiliates (Cost $117)		117

Total Investments 126.2% (Cost $30,690,171)		34,769,941

Financial Derivative Instruments (m)(o) 0.0% (Cost or Premiums, net $(101,437))		10,604

Other Assets and Liabilities, net (26.2)%		(7,237,700)

Net Assets 100.0%		$27,542,845

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$244,742	$244,776	0.89%
AWAS Aviation Capital Ltd.	4.870	10/03/2021	10/02/2014	35,724	35,844	0.13
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	4,000	4,213	0.01
Morgan Stanley	7.500	04/02/2032	02/11/2020	45,969	48,209	0.18
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	26,484	0.10

				$354,435	$359,526	1.31%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$5,381	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(5,489)	$5,381	$5,381

Total Repurchase Agreements						$(5,489)	$5,381	$5,381

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
AZD	0.170%	09/09/2020	10/08/2020		$(92,349)	$(92,359)
BOS	0.140	09/29/2020	10/01/2020		(75,930)	(75,930)
	0.160	09/29/2020	10/01/2020		(36,822)	(36,822)
BRC	(1.500)	07/06/2020	TBD	(2)	(2,696)	(2,686)
	0.150	06/22/2020	TBD	(2)	(6,540)	(6,542)
BSN	0.170	08/10/2020	10/09/2020		(66,792)	(66,808)
CFR	(0.150)	04/22/2020	TBD	(2)	(11,133)	(11,126)
IND	0.130	09/30/2020	10/01/2020		(40,559)	(40,560)
JPS	0.000	08/04/2020	10/20/2020		(636)	(636)
	0.000	08/19/2020	10/20/2020		(2,969)	(2,969)
	0.000	09/09/2020	10/15/2020		(112,224)	(112,224)
	0.000	09/18/2020	10/15/2020		(19,275)	(19,275)
	0.025	08/04/2020	10/20/2020		(1,962)	(1,962)
	0.025	08/14/2020	10/20/2020		(1,191)	(1,191)
	0.025	09/23/2020	10/20/2020		(4,903)	(4,903)
NOM	(2.500)	04/20/2020	TBD	(2)	(568)	(562)
	(2.500)	04/22/2020	TBD	(2)	(1,421)	(1,405)
	(2.500)	04/29/2020	TBD	(2)	(625)	(619)
NXN	0.170	08/11/2020	10/13/2020		(321,250)	(321,327)
	0.170	09/10/2020	10/13/2020		(2,061,689)	(2,061,894)
SGY	0.150	09/28/2020	10/28/2020		(129,694)	(129,695)
	0.150	09/29/2020	10/29/2020		(49,756)	(49,756)
STR	0.150	10/01/2020	10/02/2020		(1,759,069)	(1,759,069)
	0.160	09/30/2020	10/01/2020		(1,773,249)	(1,773,257)

Total Reverse Repurchase Agreements						$(6,573,577)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	0.060%	09/29/2020	10/02/2020	$(79,570)	$(79,570)
NOM	0.110	09/22/2020	10/06/2020	(17,882)	(17,882)
TDL	0.140	09/24/2020	10/01/2020	(14,859)	(14,859)
	0.190	08/20/2020	10/08/2020	(696)	(697)
	0.190	08/20/2020	10/21/2020	(3,203)	(3,204)
UBS	0.180	08/20/2020	10/05/2020	(9,470)	(9,472)
	1.660	07/15/2020	01/29/2021	(60,308)	(60,527)

Total Sale-Buyback Transactions					$(186,211)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
AZD	$0	$(92,359)	$0	$(92,359)	$93,243	$884
BOS	0	(112,752)	0	(112,752)	111,266	(1,486)

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
BRC	$0	$(9,228)	$0	$(9,228)	$11,136	$1,908
BSN	0	(66,808)	0	(66,808)	65,875	(933)
CFR	0	(11,126)	0	(11,126)	10,861	(265)
FICC	5,381	0	0	5,381	(5,489)	(108)
IND	0	(40,560)	0	(40,560)	39,980	(580)
JPS	0	(143,160)	0	(143,160)	142,159	(1,001)
NOM	0	(2,586)	0	(2,586)	2,767	181
NXN	0	(2,383,221)	0	(2,383,221)	2,344,506	(38,715)
SGY	0	(179,451)	0	(179,451)	176,837	(2,614)
STR	0	(3,532,326)	0	(3,532,326)	1,778,344	(1,753,982)

Master Securities Forward Transaction Agreement
BCY	0	0	(79,570)	(79,570)	78,062	(1,508)
NOM	0	0	(17,882)	(17,882)	17,648	(234)
TDL	0	0	(18,760)	(18,760)	18,755	(5)
UBS	0	0	(69,999)	(69,999)	69,760	(239)

Total Borrowings and Other Financing Transactions	$5,381	$(6,573,577)	$(186,211)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,501)	$0	$(16,398)	$(23,899)
U.S. Treasury Obligations	(1,926,569)	(2,853,338)	0	0	(4,779,907)
Preferred Securities	0	(4,160)	0	(6,542)	(10,702)

Total	$(1,926,569)	$(2,864,999)	$0	$(22,940)	$(4,814,508)

Sale-Buyback Transactions
U.S. Treasury Obligations	$(14,859)	$(110,825)	$0	$(60,527)	$(186,211)

Total	$(14,859)	$(110,825)	$0	$(60,527)	$(186,211)

Total Borrowings	$(1,941,428)	$(2,975,824)	$0	$(83,467)	$(5,000,719)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(5,000,719)

(l)	Securities with an aggregate market value of $4,974,989 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(4,401,674) at a weighted average interest rate of 0.275%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $338 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(1,759,069) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	4,027	$	(561,892)	$(970)	$1,007	$0

Total Futures Contracts					$(970)	$1,007	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Cox Communications, Inc.	(1.000)%	Quarterly	12/20/2020	0.047%	$17,200	$(354)	$312	$(42)	$0	$0
Dow Chemical Co.	(1.000)	Quarterly	12/20/2020	0.102	31,600	(783)	711	(72)	0	(2)

						$(1,137)	$1,023	$(114)	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Arconic, Inc.	1.000%	Quarterly	03/20/2021	0.573%	$	2,700	$29	$(23)	$6	$0	$(1)
Arconic, Inc.	1.000	Quarterly	06/20/2021	0.576		2,600	22	(13)	9	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.094		7,600	173	(86)	87	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.144		3,900	83	(7)	76	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.167		7,600	149	27	176	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.182		2,000	34	19	53	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.208		17,050	243	267	510	2	0
Boeing Co.	1.000	Quarterly	12/20/2021	2.810		17,000	(428)	63	(365)	21	0
Canadian Natural Resources Ltd.	1.000	Quarterly	06/20/2022	0.483		7,800	95	(23)	72	0	(4)
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.273		4,200	(2)	56	54	0	(2)
Ford Motor Co.	5.000	Quarterly	12/20/2021	2.775		500	87	(73)	14	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	3.395		6,410	984	(711)	273	0	(3)
Ford Motor Co.	5.000	Quarterly	12/20/2023	3.568		5,300	1,179	(945)	234	1	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570		2,500	(45)	48	3	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		13,200	(755)	729	(26)	5	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		10,700	(75)	(27)	(102)	0	(8)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		59,200	(730)	(272)	(1,002)	19	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.293		20,000	371	(334)	37	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.596		6,800	1,052	(83)	969	3	0
MetLife, Inc.	1.000	Quarterly	09/20/2021	0.115		11,000	269	(170)	99	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.124		9,200	227	(125)	102	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.174		9,550	231	(91)	140	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.202		15,500	356	(75)	281	4	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.079		4,800	110	(76)	34	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.427		17,700	272	161	433	10	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	31,750	(5,557)	(532)	(6,089)	0	(145)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.202	$	14,800	229	39	268	2	0
Telefonica Emisiones S.A.	1.000	Quarterly	12/20/2024	0.750	EUR	1,000	22	(9)	13	2	0
Toll Brothers Finance Corp.	1.000	Quarterly	03/20/2021	0.445	$	5,700	121	(104)	17	1	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.536	EUR	9,600	91	109	200	4	0

							$(1,163)	$(2,261)	$(3,424)	$76	$(166)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$	7,896	$(229)	$176	$(53)	$1	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		10,998	(401)	273	(128)	4	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		49,914	(2,263)	1,486	(777)	18	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		268,558	(12,479)	6,310	(6,169)	0	(1)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		38,164	(1,814)	897	(917)	22	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		19,902	(838)	236	(602)	7	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		23,085	(2,053)	1,153	(900)	32	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		13,500	(876)	21	(855)	28	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		53,900	1,116	(633)	483	36	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		1,493,000	8,927	3,540	12,467	1,001	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		862,400	(1,445)	(9,925)	(11,370)	1,143	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		2,327,400	(30,151)	46,694	16,543	909	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		339,100	8,177	(987)	7,190	235	0
iTraxx Asia Ex-Japan 32 5-Year Index	1.000	Quarterly	12/20/2024		127,500	2,251	469	2,720	0	(45)
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	503,500	13,016	(2,476)	10,540	276	0

						$(19,062)	$47,234	$28,172	$3,712	$(46)

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	227,700	$6,132	$1,503	$7,635	$0	$(292)
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/16/2030		51,800	642	(3,056)	(2,414)	140	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		231,200	(10,265)	(212)	(10,477)	628	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		37,900	(4,620)	1,748	(2,872)	311	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	3,200	0	55	55	0	(1)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		56,900	0	1,076	1,076	0	(17)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		54,800	0	1,062	1,062	0	(16)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		135,500	112	2,263	2,375	0	(41)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		75,400	63	4,671	4,734	0	(79)
Pay	3-Month CNY-CNREPOFIX	2.645	Quarterly	07/15/2025	CNY	350,300	0	48	48	0	(31)
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	07/16/2025		52,800	0	(2)	(2)	0	(5)
Pay	3-Month CNY-CNREPOFIX	2.640	Quarterly	07/16/2025		214,800	0	20	20	0	(21)
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		87,400	0	(10)	(10)	0	(8)
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		77,850	0	(14)	(14)	0	(7)
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		77,850	0	(3)	(3)	0	(8)
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		97,500	0	0	0	0	(9)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	08/21/2025		80,000	0	4	4	0	(8)
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	03/20/2050	$	4,100	0	347	347	56	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		105,200	(22,165)	11,745	(10,420)	1,435	0
Pay	3-Month USD-LIBOR	0.970	Semi-Annual	09/10/2050		6,900	(50)	(261)	(311)	0	(92)
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025	CLP	2,736,700	0	(114)	(114)	1	0
Receive	6-Month CLP-CHILIBOR	1.960	Semi-Annual	05/05/2026		13,000,000	0	(589)	(589)	0	(2)
Pay	6-Month CLP-CHILIBOR	2.874	Semi-Annual	12/04/2026		10,514,600	0	1,173	1,173	8	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	EUR	16,500	395	(2,001)	(1,606)	26	0
Receive(6)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		16,300	(2,887)	(793)	(3,680)	16	0
Pay	6-Month HUF-BBR	1.000	Annual	09/19/2023	HUF	24,794,100	(1,025)	579	(446)	43	0
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023		26,374,000	241	(92)	149	47	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	3,020,000	(1,365)	445	(920)	0	(12)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		23,360,600	(8,264)	(1,190)	(9,454)	0	(89)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		290,200	(2)	(66)	(68)	0	(1)
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	5,350	216	2,241	2,457	0	(213)

							$(42,842)	$20,577	$(22,265)	$2,711	$(952)

Total Swap Agreements							$(64,204)	$66,573	$2,369	$6,499	$(1,166)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,007	$6,499	$7,506	$0	$0	$(1,166)	$(1,166)

(n)

Securities with an aggregate market value of $414,028 and cash of $10,418 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	HUF	752,167		$2,406	$0	$(20)
	10/2020	JPY	26,790		253	0	(1)
	10/2020	RUB	1,164,001		16,302	1,338	0
	10/2020		$1,399	EUR	1,178	0	(18)
	12/2020		566	MXN	12,614	0	0

CBK	10/2020	PEN	55,774		$15,729	252	0
	10/2020		$6,772	PEN	23,912	0	(136)
	12/2020	PEN	184,858		$52,190	900	0
	01/2021		383,485		108,728	2,369	0
	02/2021		5,558		1,542	1	0
	03/2021		72,138		20,219	224	0

GLM	10/2020	RUB	5,122,201		71,576	5,717	0
	11/2020		1,626,983		21,954	1,090	0
	12/2020	MXN	12,614		546	0	(20)

HUS	10/2020	EUR	102,021		121,560	1,946	0
	10/2020	JPY	20,936		197	0	(1)
	10/2020		$115,272	GBP	89,603	347	0
	10/2020		8,982	PEN	31,862	0	(140)
	11/2020	GBP	89,603		$115,291	0	(348)
	11/2020	PEN	156,418		44,509	1,104	0
	11/2020		$35,051	PEN	125,553	0	(211)
	01/2021	PEN	31,862		$8,968	131	0
	03/2021		125,553		34,992	196	0

JPM	10/2020	MXN	23,902		1,051	0	(28)

MYI	10/2020	GBP	11,868		15,304	0	(10)
	10/2020	JPY	25,920		244	0	(1)
	10/2020		$222	JPY	23,411	0	0
	11/2020	JPY	23,411		$222	0	0

SCX	10/2020	HUF	95,924		307	0	(2)
	11/2020	EUR	100,843		118,331	19	0

SSB	10/2020	GBP	77,735		103,277	2,971	0
	10/2020	MXN	8,159		355	0	(13)
	10/2020		$468	JPY	49,256	0	(1)
	11/2020	JPY	49,256		$468	1	0

TOR	10/2020		23,732		224	0	(1)
	10/2020		$131	JPY	13,838	0	0
	10/2020		370	MXN	8,159	0	(2)
	11/2020	JPY	13,838		$131	0	0

UAG	10/2020		36,223		341	0	(3)
	10/2020		$18	HUF	5,584	0	0
	10/2020		1,040	MXN	23,902	39	0
	11/2020	RUB	3,800,974		$51,061	2,318	0

Total Forward Foreign Currency Contracts						$20,963	$(956)

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	60,200	$(54)	$(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	182,700	(216)	(415)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	119,400	(210)	(142)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	55,400	(94)	(157)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	29,700	(21)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	119,600	(107)	(13)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	29,700	(32)	(17)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	61,700	(104)	(24)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	57,900	(85)	(14)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	28,300	(22)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	28,300	(30)	(32)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	62,600	(43)	(15)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	81,800	(65)	(32)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	62,600	(91)	(170)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	81,800	(105)	(189)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	25,500	(45)	(40)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	171,600	(300)	(204)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	53,400	(64)	(181)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	28,100	(21)	(48)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	48,400	(99)	(202)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	27,500	(36)	(71)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	89,700	(252)	(534)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	27,300	(13)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	29,500	(32)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	28,800	(41)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	27,000	(32)	(23)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	27,300	(28)	(16)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	29,500	(44)	(12)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	28,800	(47)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	54,500	(44)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	54,500	(64)	(61)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	24,000	(20)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	38,000	(32)	(15)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	24,000	(34)	(65)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	38,000	(51)	(88)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	31,600	(67)	(67)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	46,900	(59)	(196)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	54,700	(126)	(108)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	56,500	(47)	(3)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	31,800	(37)	(76)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	50,300	(82)	(210)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	28,800	(27)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	55,600	(50)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	28,800	(20)	(16)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	23,400	(37)	(9)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	55,600	(137)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	48,000	(44)	(12)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	48,000	(63)	(130)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	62,200	(127)	(114)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	11,000	(12)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	33,300	(54)	(144)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	11,000	(11)	(13)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	58,300	(64)	(36)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	58,300	(64)	(120)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	41,000	(61)	(56)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	29,600	(37)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	29,600	(60)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	28,700	(24)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	28,700	(33)	(32)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	48,800	(29)	(12)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	48,800	(78)	(132)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	22,300	(16)	(13)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	57,700	(40)	(68)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	59,100	(47)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	23,400	(26)	(101)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	74,200	(82)	(168)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	11/18/2020	23,400	$(22)	$(67)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	94,500	(185)	(394)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	58,300	(87)	(155)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	58,400	(93)	(120)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	33,300	(26)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	51,900	(40)	(13)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	27,700	(17)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	28,500	(23)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	27,700	(23)	(16)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	28,500	(48)	(11)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	52,100	(42)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	52,100	(59)	(58)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	51,800	(96)	(110)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	28,900	(42)	(121)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	56,000	(47)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	60,600	(79)	(11)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	60,600	(120)	(10)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	56,000	(142)	(3)

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	31,000	(66)	(147)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	63,000	(50)	(61)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	63,000	(114)	(116)

						$ (5,660)	$ (6,126)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.880%	10/01/2020	42,500	$(297)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	10/01/2020	42,500	(319)	(12)

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.874	10/08/2020	38,400	(367)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.214	10/08/2020	38,400	(367)	(149)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.910	10/13/2020	39,300	(314)	(14)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.230	10/13/2020	39,300	(314)	(168)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/16/2020	41,900	(304)	(73)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/16/2020	41,900	(304)	(163)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.930	10/21/2020	40,100	(305)	(63)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.185	10/21/2020	40,100	(305)	(458)

MYC	Call - OTC 30-Year Interest Rate Swap		Receive	0.860	12/30/2020	40,300	(695)	(636)
	Put - OTC 30-Year Interest Rate Swap		Pay	1.400	12/30/2020	40,300	(695)	(795)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.920	10/14/2020	41,400	(364)	(23)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190	10/14/2020	41,400	(364)	(323)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/23/2020	44,500	(273)	(112)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/23/2020	44,500	(273)	(307)

							$ (5,860)	$(3,298)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	10,000	$(73)	$(41)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	36,700	(281)	(89)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	35,000	(230)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	23,000	(169)	(165)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	40,000	(314)	(237)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	35,800	(151)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	28,300	(93)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	20,000	(66)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	36,200	(113)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	29,400	(94)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	31,400	(126)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	31,400	(126)	(29)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	10,300	(19)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	26,200	(37)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	17,000	(72)	(21)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	33,000	(186)	(148)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	21,700	(95)	(210)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	21,000	(81)	(81)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	22,000	(55)	(39)

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.938	11/05/2020	13,000	$(89)	$(61)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	14,100	(64)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	29,200	(105)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	13,700	(45)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	27,000	(84)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	35,100	(95)	(129)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	29,200	(68)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	29,600	(58)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	16,000	(48)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	16,500	(72)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	18,500	(136)	(168)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	18,500	(136)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	16,500	(46)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	16,000	(33)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	17,900	(67)	(73)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	11,000	(41)	(47)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	17,900	(36)	(37)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	11,000	(21)	(19)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	26,700	(150)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	26,700	(125)	(102)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	6,300	(12)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	103.969	11/05/2020	13,000	(45)	(14)

					$(3,957)	$(1,969)

Total Written Options					$(15,477)	$(11,393)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.268%	$44,400	$(859)	$326	$0	$(533)

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	1,950	(23)	26	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	25,050	(478)	502	24	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	11,900	(192)	142	0	(50)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	8,600	(353)	(190)	0	(543)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	7,100	(432)	(322)	0	(754)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.501	8,800	98	89	187	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.488	3,000	46	19	65	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.667	18,900	(79)	347	268	0
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.040	7,700	(147)	136	0	(11)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.072	8,800	(319)	295	0	(24)
	Mexico Government International Bond	1.000	Quarterly	09/20/2022	0.735	9,900	(463)	518	55	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.019	700	(7)	7	0	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	7,700	(410)	(408)	0	(818)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	11,600	169	89	258	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.493	5,100	75	35	110	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.501	1,400	13	17	30	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.826	9,100	(248)	293	45	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	400	(4)	2	0	(2)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	1,100	4	(14)	0	(10)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	3,800	(92)	46	0	(46)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.769	800	(5)	9	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	25,600	(414)	306	0	(108)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	2,900	(116)	(67)	0	(183)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	1,800	(110)	(81)	0	(191)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	06/20/2021	1.321%	$1,000	$(83)	$81	$0	$(2)

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	7,950	(63)	88	25	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	50,350	(825)	873	48	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	16,900	(141)	(17)	0	(158)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871	5,400	(519)	409	0	(110)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	4.831	11,900	(486)	(265)	0	(751)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	9,000	(732)	(224)	0	(956)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	5,800	99	30	129	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	12,400	(498)	(428)	0	(926)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	54,550	(863)	915	52	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	7,500	(486)	(311)	0	(797)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	36,950	(732)	767	35	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	5,300	(86)	64	0	(22)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.401	19,000	260	169	429	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.458	9,400	130	87	217	0

MYC	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.422	18,300	357	94	451	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	65,500	(460)	(151)	0	(611)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	43,600	(600)	(478)	0	(1,078)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	3,100	(256)	250	0	(6)

							$(10,330)	$4,075	$2,435	$(8,690)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$122,400	$(6,174)	$7,199	$1,025	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(53)	65	12	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	35,800	(1,903)	2,203	300	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,100	(451)	548	97	0

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	368	(3)	4	1	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	28,400	(1,590)	1,828	238	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	278	50	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,400	(197)	225	28	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,400	(586)	709	123	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(140)	172	32	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	(13)	0	(22)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	113	21	0

						$(11,426)	$13,331	$1,927	$(22)

Total Swap Agreements						$(21,756)	$17,406	$4,362	$(8,712)

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$(1,283)	$(533)	$(1,816)	$(1,816)	$1,897	$81
BPS	1,338	0	214	1,552	(39)	(1,619)	(1,347)	(3,005)	(1,453)	1,141	(312)
BRC	0	0	786	786	0	(304)	(853)	(1,157)	(371)	269	(102)
CBK	3,746	0	49	3,795	(136)	(3)	(542)	(681)	3,114	(3,230)	(116)
DUB	0	0	0	0	0	(578)	0	(578)	(578)	(3)	(581)
FAR	0	0	0	0	0	(679)	0	(679)	(679)	573	(106)
FBF	0	0	1,025	1,025	0	(562)	0	(562)	463	(570)	(107)
GLM	6,807	0	0	6,807	(20)	(1,090)	0	(1,110)	5,697	(7,286)	(1,589)
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GST	0	0	611	611	0	(1,314)	(2,901)	(4,215)	(3,604)	3,735	131
HUS	3,724	0	52	3,776	(700)	0	(797)	(1,497)	2,279	(2,030)	249
JPM	0	0	681	681	(28)	(1,296)	(22)	(1,346)	(665)	445	(220)
MEI	0	0	239	239	0	0	0	0	239	(260)	(21)
MYC	0	0	652	652	0	(2,101)	(1,689)	(3,790)	(3,138)	(867)	(4,005)
MYI	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
NGF	0	0	0	0	0	(419)	(6)	(425)	(425)	509	84
SAL	0	0	32	32	0	(143)	(22)	(165)	(133)	0	(133)
SCX	19	0	0	19	(2)	0	0	(2)	17	0	17
SSB	2,972	0	0	2,972	(14)	0	0	(14)	2,958	(3,520)	(562)
TOR	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
UAG	2,357	0	21	2,378	(3)	0	0	(3)	2,375	(3,270)	(895)

Total Over the Counter	$20,963	$0	$4,362	$25,325	$(956)	$(11,393)	$(8,712)	$(21,061)

(p)

Securities with an aggregate market value of $11,048 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,007	$1,007
Swap Agreements	0	3,788	0	0	2,711	6,499

	$0	$3,788	$0	$0	$3,718	$7,506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,963	$0	$20,963
Swap Agreements	0	4,362	0	0	0	4,362

	$0	$4,362	$0	$20,963	$0	$25,325

	$0	$8,150	$0	$20,963	$3,718	$32,831

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$214	$0	$0	$952	$1,166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$956	$0	$956
Written Options	0	6,126	0	0	5,267	11,393
Swap Agreements	0	8,712	0	0	0	8,712

	$0	$14,838	$0	$956	$5,267	$21,061

	$0	$15,052	$0	$956	$6,219	$22,227

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15,871)	$(15,871)
Swap Agreements	0	(23,101)	0	0	(212,651)	(235,752)

	$0	$(23,101)	$0	$0	$(228,522)	$(251,623)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,984	$0	$16,984
Purchased Options	0	0	0	0	(41)	(41)
Written Options	0	2,503	0	0	12,796	15,299
Swap Agreements	0	5,470	0	0	68	5,538

	$0	$7,973	$0	$16,984	$12,823	$37,780

	$0	$(15,128)	$0	$16,984	$(215,699)	$(213,843)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22,541	$22,541
Swap Agreements	0	157,431	0	0	226,409	383,840

	$0	$157,431	$0	$0	$248,950	$406,381

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,519)	$0	$(22,519)
Purchased Options	0	0	0	0	56	56
Written Options	0	17,472	0	0	4,301	21,773
Swap Agreements	0	24,295	0	0	0	24,295

	$0	$41,767	$0	$(22,519)	$4,357	$23,605

	$0	$199,198	$0	$(22,519)	$253,307	$429,986

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$173,787	$170,618	$344,405
Corporate Bonds & Notes
Banking & Finance	0	7,150,366	26,484	7,176,850
Industrials	8,500	11,435,595	0	11,444,095
Utilities	0	4,405,636	0	4,405,636
Municipal Bonds & Notes
California	0	401,190	0	401,190
Florida	0	49,076	0	49,076
Georgia	0	69,115	0	69,115
Illinois	0	38,050	0	38,050
Indiana	0	2,688	0	2,688
Massachusetts	0	4,067	0	4,067
Michigan	0	22,761	0	22,761
New Jersey	0	24,677	0	24,677
New Mexico	0	7,426	0	7,426
New York	0	197,844	0	197,844
Ohio	0	91,813	0	91,813
Pennsylvania	0	16,459	0	16,459
Texas	0	48,183	0	48,183
Virginia	0	1,991	0	1,991
U.S. Government Agencies	0	2,667,975	0	2,667,975
U.S. Treasury Obligations	0	5,417,661	0	5,417,661
Non-Agency Mortgage-Backed Securities	0	75,400	0	75,400
Asset-Backed Securities	0	136,778	25,129	161,907
Sovereign Issues	0	893,267	0	893,267
Convertible Preferred Securities
Banking & Finance	27,109	0	0	27,109
Preferred Securities
Banking & Finance	8,215	819,950	0	828,165
Industrials	0	51,380	0	51,380
Utilities	14,177	35,972	244,776	294,925

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$5,381	$0	$5,381
U.S. Treasury Bills	0	328	0	328

	$58,001	$34,244,816	$467,007	$34,769,824

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$117	$0	$0	$117

Total Investments	$58,118	$34,244,816	$467,007	$34,769,941

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,007	6,499	0	7,506
Over the counter	0	25,325	0	25,325

	$1,007	$31,824	$0	$32,831

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,166)	0	(1,166)
Over the counter	0	(20,770)	(291)	(21,061)

	$0	$(21,936)	$(291)	$(22,227)

Total Financial Derivative Instruments	$1,007	$9,888	$(291)	$10,604

Totals	$59,125	$34,254,704	$466,716	$34,780,545

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$208,932	$0	$(37,193)	$150	$0	$4,045	$0	$(5,316)	$170,618	$3,494
Corporate Bonds & Notes
Banking & Finance	27,096	0	0	0	0	(612)	0	0	26,484	(612)
Asset-Backed Securities	0	25,000	(102)	(1)	(2)	(30)	264	0	25,129	(24)
Preferred Securities
Utilities	0	244,742	0	0	0	34	0	0	244,776	34

	$236,028	$269,742	$(37,295)	$149	$(2)	$3,437	$264	$(5,316)	$467,007	$2,892

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(176)	$0	$0	$(115)	$0	$0	$(291)	$(115)

Totals	$236,028	$269,742	$(37,471)	$149	$(2)	$3,322	$264	$(5,316)	$466,716	$2,777

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	115

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

September 30, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$128,306	Proxy Pricing	Base Price	99.870-100.375	100.021
	42,312	Third Party Vendor	Broker Quote	99.925-100.100	100.029
Corporate Bonds & Notes
Banking & Finance	26,484	Reference Instrument	Option Adjusted Spread	666.300 bps	—
Asset-Backed Securities	25,129	Proxy Pricing	Base Price	100.000-100.067	100
Preferred Securities
Utilities	244,776	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(210)	Indicative Market Quotation	Broker Quote	0.967	—
	(81)	Other Valuation Techniques(2)	—	—	—

Total	$466,716

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.6%

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 17.3%

AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~	$1,700	$1,702

American International Group, Inc.
4.875% due 06/01/2022	138	148

American Tower Corp.
3.000% due 06/15/2023	1,700	1,801

Aviation Capital Group LLC
0.938% (US0003M + 0.670%) due 07/30/2021 ~	2,000	1,947

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~	5,000	5,023
1.264% (US0003M + 1.000%) due 04/24/2023 ~	1,000	1,010
3.093% due 10/01/2025 •	1,900	2,050

Bank of New York Mellon Corp.
2.450% due 11/27/2020	140	140

Banque Federative du Credit Mutuel S.A.
1.232% (US0003M + 0.960%) due 07/20/2023 ~	2,600	2,633

Barclays PLC
1.898% (US0003M + 1.625%) due 01/10/2023 ~	500	504
3.200% due 08/10/2021	900	921
3.250% due 01/12/2021	3,100	3,125
4.338% due 05/16/2024 •	400	430

BNP Paribas S.A.
4.705% due 01/10/2025 •	3,000	3,324

BOC Aviation Ltd.
1.358% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,746

BPCE S.A.
3.000% due 05/22/2022	2,000	2,070

Canadian Imperial Bank of Commerce
0.880% (SOFRRATE + 0.800%) due 03/17/2023 ~	3,000	3,024

CC Holdings GS LLC
3.849% due 04/15/2023	970	1,045

Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~	800	808
2.572% due 06/03/2031 •(e)	2,500	2,633
3.700% due 01/12/2026	600	675
3.750% due 06/16/2024	450	496

Cooperatieve Rabobank UA
1.093% (US0003M + 0.860%) due 09/26/2023 ~	5,500	5,571

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,000	1,034
2.593% due 09/11/2025 •	300	313
3.574% due 01/09/2023	1,500	1,552

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	1,400	1,407
3.800% due 09/15/2022	400	423
3.800% due 06/09/2023	1,400	1,507
4.550% due 04/17/2026	700	816

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~	500	492
4.250% due 10/14/2021	1,300	1,337

GE Capital Funding LLC
3.450% due 05/15/2025	600	643

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~	2,000	2,003
1.856% (US0003M + 1.600%) due 11/29/2023 ~	8,000	8,239
3.691% due 06/05/2028 •	1,000	1,122

Guardian Life Global Funding
2.000% due 04/26/2021	700	707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.033% due 11/22/2023 •	$1,000	$1,044
3.600% due 05/25/2023	600	641
3.803% due 03/11/2025 •	4,900	5,298
3.950% due 05/18/2024 •	1,050	1,125

ING Groep NV
3.150% due 03/29/2022	2,550	2,647
4.100% due 10/02/2023	450	494

Jackson National Life Global Funding
0.730% (US0003M + 0.480%) due 06/11/2021 ~	300	301
2.250% due 04/29/2021	200	202
3.300% due 06/11/2021	2,100	2,143

JPMorgan Chase & Co.
3.797% due 07/23/2024 •	5,000	5,420

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~	1,200	1,205
3.574% due 11/07/2028 •	3,400	3,725
4.450% due 05/08/2025	1,100	1,245

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024	5,000	5,343
3.455% due 03/02/2023	2,000	2,131

Mizuho Financial Group, Inc.
0.880% (US0003M + 0.630%) due 05/25/2024 ~	4,000	3,999

Morgan Stanley
0.784% (SOFRRATE + 0.700%) due 01/20/2023 ~	2,600	2,608
3.737% due 04/24/2024 •	3,900	4,199
5.500% due 07/28/2021	1,900	1,980

MUFG Union Bank N.A.
2.100% due 12/09/2022	2,000	2,068

Nationwide Building Society
4.363% due 08/01/2024 •	1,600	1,736

Natwest Group PLC
3.498% due 05/15/2023 •	1,000	1,036
3.875% due 09/12/2023	4,500	4,837

Nissan Motor Acceptance Corp.
0.857% (US0003M + 0.630%) due 09/21/2021 ~	2,400	2,378
1.156% (US0003M + 0.890%) due 01/13/2022 ~	2,000	1,977
3.150% due 03/15/2021	1,100	1,109
3.650% due 09/21/2021	700	714

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~	2,500	2,503

Protective Life Global Funding
2.615% due 08/22/2022	2,000	2,081

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,700	1,780

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,600	1,602
3.125% due 01/08/2021	1,000	1,007

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,100	1,110

Societe Generale S.A.
1.607% due 04/08/2021 •	400	403

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	1,500	1,581
2.442% due 10/19/2021	900	920
2.696% due 07/16/2024	2,900	3,087

U.S. Bank N.A.
0.565% (US0003M + 0.320%) due 04/26/2021 ~	2,650	2,653

UBS Group AG
2.859% due 08/15/2023 •	1,500	1,558

WEA Finance LLC
3.250% due 10/05/2020	279	279

Wells Fargo & Co.
3.300% due 09/09/2024	2,000	2,182
4.125% due 08/15/2023	4,500	4,905

		154,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.6%

AbbVie, Inc.
2.300% due 11/21/2022	$3,500	$3,623

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,430	1,181

Apple, Inc.
1.700% due 09/11/2022	2,000	2,055

Arrow Electronics, Inc.
4.500% due 03/01/2023	1,800	1,924

BMW U.S. Capital LLC
2.000% due 04/11/2021	1,000	1,007

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	959	942

CVS Health Corp.
4.750% due 12/01/2022	2,381	2,569

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	1,900	1,900

Dell International LLC
5.450% due 06/15/2023	200	219

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	257	257

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	350	350

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	1,800	1,800

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	1,500	1,506

General Electric Co.
1.250% (US0003M + 1.000%) due 03/15/2023 ~	500	499

Georgia-Pacific LLC
5.400% due 11/01/2020	700	703

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,470	2,429

Ooredoo International Finance Ltd.
4.750% due 02/16/2021	1,300	1,321

Petronas Capital Ltd.
3.500% due 04/21/2030	850	952

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	775	785

United Airlines Pass-Through Trust
4.550% due 08/25/2031	1,473	1,248

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021	770	785
3.875% due 11/13/2020	1,700	1,707

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~	2,300	2,300

		32,062

UTILITIES 0.6%

Alabama Power Co.
1.450% due 09/15/2030	2,200	2,209

Pacific Gas & Electric Co.
3.850% due 11/15/2023	800	845
4.250% due 08/01/2023	1,200	1,279

Progress Energy, Inc.
4.400% due 01/15/2021	92	92

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	500	553

		4,978

Total Corporate Bonds & Notes (Cost $187,229)		191,717

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	117

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.3%

University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	$250	$253

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	2,600	2,630

		2,883

DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, (BABs), Series 2009
4.793% due 12/01/2021	250	261

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.700% due 01/01/2022	340	349

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,253

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

NEW YORK 0.7%

New York State Dormitory Authority Revenue Notes, Series 2019
2.756% due 07/01/2021	1,580	1,602

New York State Urban Development Corp. Revenue Notes, Series 2017
2.100% due 03/15/2022	1,135	1,151

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,000	1,003
1.346% due 03/15/2026	2,300	2,313

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	520	520

		6,589

OREGON 0.4%

Port of Morrow, Oregon Revenue Notes, Series 2016
1.809% due 09/01/2022	3,100	3,187

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	1,430	1,466

Total Municipal Bonds & Notes (Cost $15,754)		16,028

U.S. GOVERNMENT AGENCIES 24.6%

Fannie Mae
0.388% due 06/25/2037 •	80	79
0.596% due 12/25/2046 •	1,159	1,160
0.598% due 06/25/2049 - 07/25/2049 •	6,121	6,154
0.606% due 10/25/2046 •	1,321	1,322
0.656% due 01/25/2047 •	1,296	1,297
0.658% due 03/25/2041 •	1,366	1,380
2.184% due 07/01/2034 •	100	104
3.189% due 10/01/2037 •	114	120
3.980% due 07/01/2021	710	723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.506% due 10/15/2037 •	$1,319	$1,322
0.656% due 07/15/2041 •	1,579	1,595
2.500% due 07/25/2034 - 09/25/2048	12,580	12,918
3.000% due 08/15/2046	1,345	1,429
3.329% due 06/01/2037 •	117	125
4.000% due 09/01/2048 - 10/01/2048	11,857	12,640
4.500% due 02/01/2049	8,340	9,020

Ginnie Mae
0.505% due 08/20/2065 •	2,499	2,496
0.615% due 02/20/2067 •	2,023	2,026
0.634% due 09/20/2065 •	1,451	1,453
0.675% due 10/20/2065 •	1,998	2,007
0.695% due 07/20/2063 •	778	780
0.725% due 06/20/2065 •	1,430	1,437
0.735% due 06/20/2065 •	923	928
0.755% due 03/20/2065 •	1,716	1,727
0.805% due 12/20/2064 - 11/20/2065 •	3,322	3,344
0.925% due 02/20/2066 •	155	155
1.035% due 04/20/2066 •	3,340	3,391
1.055% due 04/20/2066 •	4,404	4,482
1.155% due 01/20/2067 •	1,905	1,947

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	9,853	10,345
3.000% due 01/01/2035 - 03/01/2050	7,877	8,258
4.000% due 09/01/2048 - 10/01/2048	5,077	5,411
4.500% due 08/01/2048 - 01/01/2049	2,737	2,968
5.500% due 04/01/2034 - 04/01/2039	192	221

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	8,300	8,545
2.500% due 11/01/2050 - 12/01/2050	83,100	86,884
3.000% due 11/01/2035	8,200	8,603
3.500% due 10/01/2035	10,300	10,893

Total U.S. Government Agencies (Cost $217,746)		219,689

U.S. TREASURY OBLIGATIONS 15.6%

U.S. Treasury Bonds
2.000% due 02/15/2050	1,400	1,584

U.S. Treasury Notes
0.125% due 05/31/2022	33,100	33,095
0.125% due 06/30/2022	50,000	49,992
0.125% due 08/31/2022	49,200	49,190
0.250% due 08/31/2025	5,400	5,395

Total U.S. Treasury Obligations (Cost $139,197)		139,256

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

AREIT Trust
1.172% due 09/14/2036 •	3,000	2,968

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	3,460	3,777

Bancorp Commercial Mortgage Trust
1.052% due 09/15/2035 •	618	613
1.152% due 03/15/2036 •	1,266	1,234

BANK
2.808% due 10/17/2052	2,500	2,777
3.279% due 11/15/2054	1,700	1,887
3.623% due 04/15/2052	3,000	3,457

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,500	1,649

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	4,717

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,400	1,533
3.297% due 10/12/2050	4,258	4,697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
3.244% due 10/10/2029	$2,000	$2,117
3.550% due 02/10/2049	1,200	1,286
4.181% due 05/10/2051	1,026	1,186

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	4,316	4,603

Exantas Capital Corp. Ltd.
1.151% due 04/15/2036 •	2,158	2,103

GS Mortgage Securities Trust
3.801% due 01/10/2047	1,089	1,160

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,211

JPMorgan Chase Commercial Mortgage Securities Trust
1.002% due 10/15/2032 •	873	838

Morgan Stanley Capital Trust
2.606% due 08/15/2049	600	634
2.860% due 11/15/2049	3,000	3,182

Motel 6 Trust
1.072% due 08/15/2034 •	226	223

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	2,700	2,960
3.460% due 04/15/2052	3,200	3,648
3.903% due 02/15/2051	1,500	1,702
4.119% due 06/15/2051	2,000	2,285

VMC Finance LLC
1.071% due 10/15/2035 •	733	715

VNDO Mortgage Trust
2.996% due 11/15/2030	4,700	4,855

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	1,300	1,364
2.911% due 06/15/2049	1,000	1,061
3.390% due 11/15/2050	1,200	1,328
4.147% due 06/15/2051	600	693

Total Non-Agency Mortgage-Backed Securities (Cost $64,438)		68,463

ASSET-BACKED SECURITIES 6.7%

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(a)	2,500	2,500

Arbor Realty Collateralized Loan Obligation Ltd.
1.142% due 12/15/2027 •	2,000	1,974

Atlas Senior Loan Fund Ltd.
1.702% due 07/20/2032 •	2,000	1,981

Avery Point CLO Ltd.
1.345% due 04/25/2026 •	196	197

B&M CLO Ltd.
1.001% due 04/16/2026 •	67	68

California Street CLO Ltd.
1.305% due 10/15/2025 •	360	359

CLNC FL1 Ltd.
1.406% due 08/20/2035 •	5,000	4,907

CNH Equipment Trust
2.960% due 05/16/2022	652	653

Columbia Cent CLO Ltd.
1.395% due 10/25/2028 •	2,000	1,992

Denali Capital CLO LLC
1.295% due 10/26/2027 •	967	964

DLL LLC
2.270% due 05/20/2022	1,480	1,487

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •	1,646	1,591
0.948% due 09/25/2068 •	2,689	2,643
1.148% due 07/25/2069 •	3,828	3,794
1.198% due 05/25/2067 •	943	936

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •	2,857	2,837

Gallatin CLO Ltd.
1.575% (US0003M + 1.050%) due 07/15/2027 ~	869	867

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •	2,000	1,992

Greystone Commercial Real Estate Notes Ltd.
1.332% due 09/15/2037 •	2,000	1,955

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •	$1,307	$1,296

Monroe Capital BSL CLO Ltd.
1.376% due 05/22/2027 •	587	583

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	108	108

Navient Student Loan Trust
0.398% due 06/27/2067 •	55	55
0.528% due 03/25/2067 •	1,798	1,792

Nelnet Student Loan Trust
0.775% due 03/25/2030 •	575	571

Oscar U.S. Funding LLC
2.490% due 08/10/2022	1,696	1,708

Seneca Park CLO Ltd.
1.393% due 07/17/2026 •	87	87

Shackleton CLO Ltd.
1.402% due 10/20/2028 •	2,496	2,487

SLC Student Loan Trust
0.340% due 05/15/2029 •	876	856
0.350% due 09/15/2026 •	33	33
0.360% due 03/15/2027 •	168	167
1.125% due 11/25/2042 •	314	314

SLM Student Loan Trust
0.335% due 01/26/2026 •	1,025	1,023
0.355% due 01/27/2025 •	83	83
0.365% due 01/25/2027 •	272	270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.385% due 10/25/2028 •	$1,733	$1,720
0.720% due 12/15/2027 •	658	654

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •	232	231

Telos CLO Ltd.
1.543% due 01/17/2027 •	356	355

TPG Real Estate Finance
1.301% due 10/15/2034 •	3,500	3,443

Tralee CLO Ltd.
1.382% due 10/20/2028 •	850	843

Venture CLO Ltd.
1.408% due 10/22/2031 •	5,500	5,498
1.502% due 04/20/2029 •	1,400	1,396

Total Asset-Backed Securities (Cost $59,691)		59,270

SOVEREIGN ISSUES 1.2%

Korea Expressway Corp.
3.625% due 10/22/2021	1,500	1,548

Province of Ontario
3.050% due 01/29/2024	3,000	3,264

Province of Quebec
2.375% due 01/31/2022	1,300	1,336
2.625% due 02/13/2023	4,500	4,741

Total Sovereign Issues (Cost $10,256)		10,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 33.5%

REPURCHASE AGREEMENTS (f) 15.1%
		$134,595

U.S. TREASURY BILLS 12.5%
0.119% due 10/15/2020 - 03/11/2021 (b)(c)(h)	$111,500	111,469

U.S. TREASURY CASH MANAGEMENT BILLS 5.9%
0.122% due 02/16/2021 (c)(d)	52,200	52,181

Total Short-Term Instruments (Cost $298,230)		298,245

Total Investments in Securities (Cost $992,541)		1,003,557

Total Investments 112.6% (Cost $992,541)		$1,003,557

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $(45))		94

Other Assets and Liabilities, net (12.6)%		(112,166)

Net Assets 100.0%		$891,485

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$ 2,500	$2,633	0.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.110%	09/30/2020	10/01/2020	$134,000	Ginnie Mae 4.000% due 02/20/2049	$(59,114)	$134,000	$134,000
					U.S. Treasury Bonds 2.875% due 05/15/2043	(77,605)
FICC	0.000	09/30/2020	10/01/2020	595	U.S. Treasury Notes 2.125% due 08/15/2021	(607)	595	595

Total Repurchase Agreements						$(137,326)	$134,595	$134,595

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	119

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$134,000	$0	$0	$134,000	$(136,719)	$(2,719)
FICC	595	0	0	595	(607)	(12)

Total Borrowings and Other Financing Transactions	$134,595	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	319	$70,487	$30	$0	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	380	$(53,022)	$(140)	$95	$0

Total Futures Contracts				$(110)	$95	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	1.419%	$2,600	$(45)	$1	$(44)	$1	$0

Total Swap Agreements						$(45)	$1	$(44)	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$95	$1	$96	$0	$(2)	$0	$(2)

(h)

Securities with an aggregate market value of $2,116 and cash of $782 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$95	$95
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$95	$96

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$195	$195
Swap Agreements	0	44	0	0	(1)	43

	$0	$44	$0	$0	$194	$238

Over the counter
Swap Agreements	$0	$6	$0	$0	$0	$6

	$0	$50	$0	$0	$194	$244

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(634)	$(634)
Swap Agreements	0	132	0	0	0	132

	$0	$132	$0	$0	$(634)	$(502)

Over the counter
Swap Agreements	$0	$(2)	$0	$0	$0	$(2)

	$0	$130	$0	$0	$(634)	$(504)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	121

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$154,677	$0	$154,677
Industrials	0	32,062	0	32,062
Utilities	0	4,978	0	4,978
Municipal Bonds & Notes
California	0	2,883	0	2,883
District of Columbia	0	261	0	261
Georgia	0	349	0	349
Idaho	0	1,253	0	1,253
Massachusetts	0	40	0	40
New York	0	6,589	0	6,589
Oregon	0	3,187	0	3,187
South Dakota	0	1,466	0	1,466
U.S. Government Agencies	0	219,689	0	219,689
U.S. Treasury Obligations	0	139,256	0	139,256
Non-Agency Mortgage-Backed Securities	0	68,463	0	68,463
Asset-Backed Securities	0	59,270	0	59,270
Sovereign Issues	0	10,889	0	10,889

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$134,595	$0	$134,595
U.S. Treasury Bills	0	111,469	0	111,469
U.S. Treasury Cash Management Bills	0	52,181	0	52,181

Total Investments	$0	$1,003,557	$0	$1,003,557

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$95	$1	$0	$96

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2)	$0	$0	$(2)

Total Financial Derivative Instruments	$93	$1	$0	$94

Totals	$93	$1,003,558	$0	$1,003,651

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.0%

CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 18.1%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,678
3.375% due 04/07/2030	7,500	8,442

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024	800	881

American International Group, Inc.
3.750% due 07/10/2025	9,000	10,093
4.250% due 03/15/2029	4,000	4,696

American Tower Corp.
2.750% due 01/15/2027	6,200	6,690
3.000% due 06/15/2023	5,200	5,509
5.000% due 02/15/2024	300	339

Andrew W Mellon Foundation
0.947% due 08/01/2027	13,000	13,015

Aviation Capital Group LLC
0.938% (US0003M + 0.670%) due 07/30/2021 ~	4,600	4,479
4.125% due 08/01/2025	600	575
6.750% due 04/06/2021	300	307

Bank of America Corp.
1.319% due 06/19/2026 •	6,500	6,550
3.004% due 12/20/2023 •	620	651
3.093% due 10/01/2025 •	14,000	15,108
3.124% due 01/20/2023 •	1,100	1,136
3.194% due 07/23/2030 •	100	111
3.300% due 01/11/2023	2,750	2,921
3.419% due 12/20/2028 •	5,842	6,516
3.550% due 03/05/2024 •	500	533
3.593% due 07/21/2028 •	2,500	2,804
4.000% due 04/01/2024	1,028	1,140
4.100% due 07/24/2023	300	329
4.125% due 01/22/2024	7,500	8,312

Banque Federative du Credit Mutuel S.A.
1.232% (US0003M + 0.960%) due 07/20/2023 ~	3,000	3,039
2.125% due 11/21/2022	7,300	7,539
3.750% due 07/20/2023	1,100	1,194

Barclays Bank PLC
10.179% due 06/12/2021	3,880	4,083

Barclays PLC
3.650% due 03/16/2025	8,000	8,645
3.684% due 01/10/2023	1,400	1,444
4.337% due 01/10/2028	10,800	12,034
4.375% due 01/12/2026	2,350	2,635

BNP Paribas S.A.
1.904% due 09/30/2028 •	6,000	5,982
3.052% due 01/13/2031 •	4,400	4,732
3.375% due 01/09/2025	550	597
3.500% due 11/16/2027	1,700	1,893
4.705% due 01/10/2025 •	1,800	1,994

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~	3,700	3,691
1.358% (US0003M + 1.125%) due 09/26/2023 ~	5,000	4,903

BPCE S.A.
2.375% due 01/14/2025	6,900	7,178
3.000% due 05/22/2022	300	310
4.000% due 04/15/2024	1,000	1,108
4.500% due 03/15/2025	5,000	5,535
4.625% due 07/11/2024	350	386
5.700% due 10/22/2023	1,100	1,234

Brookfield Asset Management, Inc.
4.000% due 01/15/2025	4,000	4,490

Brookfield Finance, Inc.
4.000% due 04/01/2024	800	881
4.350% due 04/15/2030	550	641

Canadian Imperial Bank of Commerce
0.880% (SOFRRATE + 0.800%) due 03/17/2023 ~	4,500	4,536

CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,077

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~	$1,600	$1,616
1.475% (US0003M + 1.250%) due 07/01/2026 ~	8,000	8,130
2.572% due 06/03/2031 •(e)	6,600	6,952
3.300% due 04/27/2025	6,000	6,610
3.400% due 05/01/2026	1,500	1,668
3.700% due 01/12/2026	3,100	3,489
3.750% due 06/16/2024	1,400	1,544
3.980% due 03/20/2030 •	2,000	2,308

Cooperatieve Rabobank UA
1.339% due 06/24/2026 •	6,000	6,084
3.875% due 09/26/2023	7,000	7,662
3.950% due 11/09/2022	750	797
4.625% due 12/01/2023	2,600	2,894

Credit Agricole S.A.
3.250% due 10/04/2024	8,600	9,304

Credit Suisse AG
3.625% due 09/09/2024	800	886

Credit Suisse Group AG
2.193% due 06/05/2026 •	8,850	9,152

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	800	846
3.800% due 06/09/2023	10,900	11,734
4.550% due 04/17/2026	4,000	4,664

Danske Bank A/S
1.171% due 12/08/2023 •	6,900	6,904

Deutsche Bank AG
2.222% due 09/18/2024 •	5,700	5,742
3.961% due 11/26/2025 •	200	213
4.100% due 01/13/2026	100	106
4.250% due 10/14/2021	7,800	8,022

Discover Bank
4.200% due 08/08/2023	6,000	6,570

European Investment Bank
2.000% due 03/15/2021	3,200	3,227

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	5,000	5,341

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	3,500	3,585
2.908% due 06/05/2023 •	6,900	7,149
3.691% due 06/05/2028 •	7,175	8,054
3.750% due 05/22/2025	375	417
3.850% due 07/08/2024	1,100	1,209
3.850% due 01/26/2027	900	1,012
4.000% due 03/03/2024	14,100	15,518
4.223% due 05/01/2029 •	4,000	4,665

HSBC Holdings PLC
2.848% due 06/04/2031 •	1,350	1,400
3.033% due 11/22/2023 •	5,000	5,219
3.600% due 05/25/2023	10,700	11,425
3.803% due 03/11/2025 •	5,200	5,622
3.950% due 05/18/2024 •	6,600	7,074

ING Bank NV
2.625% due 12/05/2022	6,450	6,761

ING Groep NV
1.368% (US0003M + 1.150%) due 03/29/2022 ~	2,000	2,020
4.100% due 10/02/2023	5,700	6,255
4.625% due 01/06/2026	6,900	8,103

Intercontinental Exchange, Inc.
0.903% (US0003M + 0.650%) due 06/15/2023 ~	10,300	10,333
3.750% due 12/01/2025	2,500	2,825

Jackson National Life Global Funding
2.250% due 04/29/2021	500	506
2.375% due 09/15/2022	3,900	4,035
2.650% due 06/21/2024	3,300	3,499
3.300% due 06/11/2021	2,400	2,449
3.300% due 02/01/2022	5,600	5,814

JPMorgan Chase & Co.
1.145% (US0003M + 0.900%) due 04/25/2023 ~	300	303
2.700% due 05/18/2023	2,850	3,011
3.300% due 04/01/2026	5,000	5,546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 05/13/2024	$700	$773
3.782% due 02/01/2028 •	2,400	2,716
3.797% due 07/23/2024 •	10,500	11,381
3.900% due 07/15/2025	4,800	5,434
4.023% due 12/05/2024 •	1,200	1,321
7.625% due 10/15/2026	3,000	4,031

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,600	1,841

Lazard Group LLC
3.750% due 02/13/2025	856	929

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	2,066

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	500	520
3.574% due 11/07/2028 •	5,800	6,355
4.450% due 05/08/2025	9,000	10,184

MassMutual Global Funding
2.500% due 10/17/2022	800	835
3.400% due 03/08/2026	400	452

MET Tower Global Funding
0.637% due 01/17/2023 •	8,000	8,040

Metropolitan Life Global Funding
3.375% due 01/11/2022	11,200	11,626

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	15,000	15,210
2.048% due 07/17/2030	6,000	6,074
2.757% due 09/13/2026	2,450	2,655
2.801% due 07/18/2024	4,400	4,702

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022	600	618

Mizuho Financial Group, Inc.
0.858% (US0003M + 0.610%) due 09/08/2024 ~	5,000	4,991
1.196% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,010
1.979% due 09/08/2031 •	2,000	1,982
2.601% due 09/11/2022	300	312
2.839% due 07/16/2025 •	5,000	5,314
3.477% due 04/12/2026	7,000	7,823

Morgan Stanley
3.591% due 07/22/2028 •	3,000	3,379
3.700% due 10/23/2024	24,800	27,513
3.737% due 04/24/2024 •	850	915
3.750% due 02/25/2023	1,000	1,074
4.000% due 07/23/2025	2,900	3,276

National Australia Bank Ltd.
3.625% due 06/20/2023	5,900	6,403

Nationwide Building Society
4.363% due 08/01/2024 •	4,100	4,449

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~	300	301
3.875% due 09/12/2023	1,900	2,042
4.269% due 03/22/2025 •	6,000	6,525
4.800% due 04/05/2026	9,000	10,418

New York Life Global Funding
0.551% (US0003M + 0.280%) due 01/21/2022 ~	4,800	4,813

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021	1,500	1,507
2.650% due 07/13/2022	2,700	2,730
3.150% due 03/15/2021	4,700	4,739

Nomura Holdings, Inc.
2.648% due 01/16/2025	5,300	5,584

NTT Finance Corp.
1.900% due 07/21/2021	500	506

Protective Life Global Funding
1.082% due 06/09/2023	3,200	3,246
2.615% due 08/22/2022	5,800	6,036

Prudential PLC
3.125% due 04/14/2030	3,000	3,345

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,257
4.500% due 07/17/2025	400	444

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	123

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •	$5,000	$4,925
3.823% due 11/03/2028 •	4,000	4,440
4.796% due 11/15/2024 •	3,250	3,582

Santander UK PLC
2.875% due 06/18/2024	3,400	3,632
4.000% due 03/13/2024	1,100	1,215
5.000% due 11/07/2023	1,512	1,654

SBA Tower Trust
1.884% due 07/15/2050	8,000	8,203

Simon Property Group LP
3.375% due 10/01/2024	900	975

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	600	612

Societe Generale S.A.
1.607% due 04/08/2021 •	1,350	1,359
2.625% due 01/22/2025	3,200	3,304

State Street Corp.
2.354% due 11/01/2025 •	1,600	1,695

Sumitomo Mitsui Financial Group, Inc.
1.132% (US0003M + 0.860%) due 07/19/2023 ~	400	404
2.348% due 01/15/2025	3,000	3,163
2.696% due 07/16/2024	9,700	10,324
2.784% due 07/12/2022	2,100	2,183
3.040% due 07/16/2029	7,500	8,184

UBS Group AG
1.008% due 07/30/2024 •	3,400	3,410
2.859% due 08/15/2023 •	5,680	5,901
4.125% due 09/24/2025	1,300	1,484

Ventas Realty LP
3.100% due 01/15/2023	2,000	2,081
4.125% due 01/15/2026	4,000	4,496

WEA Finance LLC
3.150% due 04/05/2022	1,000	1,016
3.250% due 10/05/2020	349	349

Wells Fargo & Co.
2.393% due 06/02/2028 •	300	313
3.000% due 02/19/2025	6,000	6,478
3.000% due 04/22/2026	1,600	1,742
3.069% due 01/24/2023	5,500	5,674
3.300% due 09/09/2024	9,000	9,817
3.550% due 09/29/2025	1,200	1,336
3.584% due 05/22/2028 •	630	706

Welltower, Inc.
4.250% due 04/01/2026	4,000	4,588

Weyerhaeuser Co.
4.000% due 04/15/2030	5,800	6,829

XLIT Ltd.
4.450% due 03/31/2025	500	566

		787,207

INDUSTRIALS 4.8%

AbbVie, Inc.
2.300% due 05/14/2021	300	303
2.600% due 11/21/2024	5,500	5,838
3.200% due 11/06/2022	1,400	1,475
3.200% due 05/14/2026	200	221
3.850% due 06/15/2024	150	164

Air Canada Pass-Through Trust
3.750% due 06/15/2029	444	428

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	2,700	2,844
3.600% due 11/28/2024	400	439

Altria Group, Inc.
3.490% due 02/14/2022	1,400	1,455

American Airlines Pass-Through Trust
3.375% due 11/01/2028	4,541	3,752
3.650% due 02/15/2029	2,238	2,161
4.000% due 01/15/2027	1,743	1,455

Amgen, Inc.
2.700% due 05/01/2022	100	103
3.875% due 11/15/2021	124	128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.150% due 01/23/2025	$5,000	$5,651

Apple, Inc.
1.700% due 09/11/2022	8,000	8,219

Baidu, Inc.
2.875% due 07/06/2022	1,300	1,338

BAT International Finance PLC
1.668% due 03/25/2026	1,400	1,406
3.950% due 06/15/2025	5,000	5,564

Bayer U.S. Finance LLC
3.875% due 12/15/2023	4,500	4,922

BMW U.S. Capital LLC
0.754% (US0003M + 0.500%) due 08/13/2021 ~	400	401
2.000% due 04/11/2021	3,500	3,524
3.400% due 08/13/2021	4,500	4,619

Boston Scientific Corp.
3.375% due 05/15/2022	293	306

BP Capital Markets America, Inc.
2.750% due 05/10/2023	2,200	2,321

British Airways Pass-Through Trust
4.625% due 12/20/2025	196	190

Broadcom Corp.
2.650% due 01/15/2023	500	520

Broadcom, Inc.
3.459% due 09/15/2026	504	553
4.110% due 09/15/2028	5,261	5,893

Campbell Soup Co.
3.650% due 03/15/2023	86	92

Comcast Corp.
1.950% due 01/15/2031	9,000	9,266

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	405	390
4.750% due 07/12/2022	313	310

Crown Castle Towers LLC
3.720% due 07/15/2043	4,700	4,930

CVS Health Corp.
3.625% due 04/01/2027	2,600	2,926
3.750% due 04/01/2030	5,700	6,529
4.100% due 03/25/2025	2,234	2,527

CVS Pass-Through Trust
7.507% due 01/10/2032	1,211	1,513

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~	2,000	2,011

Danone S.A.
2.077% due 11/02/2021	1,000	1,016

Dell International LLC
4.420% due 06/15/2021	325	333
5.450% due 06/15/2023	2,100	2,304

eBay, Inc.
3.450% due 08/01/2024	7,000	7,664

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022	1,400	1,535

Emory University
2.143% due 09/01/2030	1,300	1,363

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	6,000	5,999
2.900% due 07/15/2022	3,800	3,945

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	2,600	2,611

ERAC USA Finance LLC
2.700% due 11/01/2023	1,900	1,999

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	1,000	999

Georgetown University
2.247% due 04/01/2030	4,500	4,254

Imperial Brands Finance PLC
3.125% due 07/26/2024	5,500	5,822
3.500% due 02/11/2023	3,800	3,978

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Tobacco, Inc.
2.000% due 04/13/2021	$700	$705

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,409	7,287

Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	1,400	1,431

NVIDIA Corp.
2.850% due 04/01/2030	2,400	2,712

Oracle Corp.
2.650% due 07/15/2026	400	437
2.950% due 11/15/2024	2,000	2,170
2.950% due 04/01/2030	2,800	3,137

Panasonic Corp.
2.536% due 07/19/2022	2,000	2,064

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	300	312
3.375% due 02/01/2022	5,000	5,164

Petronas Capital Ltd.
3.500% due 04/21/2030	5,500	6,162

Philip Morris International, Inc.
2.125% due 05/10/2023	700	725
3.600% due 11/15/2023	6,600	7,196

Raytheon Technologies Corp.
3.200% due 03/15/2024	2,036	2,187

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	4,400	4,405

Reynolds American, Inc.
4.000% due 06/12/2022	1,465	1,545
4.850% due 09/15/2023	2,800	3,126

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	2,000	2,192

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,225	1,241

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	400	423

Tyson Foods, Inc.
2.250% due 08/23/2021	1,275	1,296

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,010	993
4.550% due 08/25/2031	4,159	3,524

UnitedHealth Group, Inc.
3.875% due 10/15/2020	427	428

Volkswagen Group of America Finance LLC
3.875% due 11/13/2020	700	703

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~	5,100	5,101

		207,175

UTILITIES 1.5%

AT&T, Inc.
1.650% due 02/01/2028	1,000	1,003
4.100% due 02/15/2028	4,441	5,139
4.300% due 02/15/2030	5,699	6,758
4.450% due 04/01/2024	300	336

BG Energy Capital PLC
4.000% due 12/09/2020	1,000	1,007

CNOOC Finance Ltd.
3.000% due 05/09/2023	4,100	4,302

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	8,500	8,918

Pacific Gas & Electric Co.
1.717% (US0003M + 1.480%) due 06/16/2022 ~	5,900	5,914
1.750% due 06/16/2022	5,300	5,306
3.300% due 03/15/2027	3,000	3,062

PECO Energy Co.
2.375% due 09/15/2022	1,000	1,034

Sinopec Group Overseas Development Ltd.
2.500% due 09/13/2022	7,100	7,297
4.125% due 09/12/2025	400	452

Southern California Edison Co.
3.500% due 10/01/2023	1,800	1,931

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
0.570% (US0003M + 0.350%) due 09/14/2023 ~	$5,000	$5,000

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	2,025	2,025

State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	442

Verizon Communications, Inc.
3.376% due 02/15/2025	5,225	5,824

		65,750

Total Corporate Bonds & Notes (Cost $1,012,275)		1,060,132

MUNICIPAL BONDS & NOTES 3.2%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,845

CALIFORNIA 1.1%

Bay Area Toll Authority, California Revenue Bonds, Series 2019
2.574% due 04/01/2031	8,500	9,228

California State General Obligation Bonds, Series 2018
4.500% due 04/01/2033	3,000	3,588

California State University Revenue Notes, Series 2020
1.338% due 11/01/2027	1,000	1,006
1.490% due 11/01/2028	5,400	5,411
1.690% due 11/01/2029	4,400	4,451
1.740% due 11/01/2030	2,600	2,627

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	1,973

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	413

Marin County, California Revenue Bonds, (NPFGC Insured), Series 2003
5.410% due 08/01/2026	2,495	2,990

Regents of the University of California Medical Center Pooled Revenue Notes, (BABs), Series 2010
5.035% due 05/15/2021	700	719

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	836

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,329

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	535
3.063% due 07/01/2025	5,200	5,749

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	1,200	1,214

		48,069

FLORIDA 0.0%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	319

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2016
2.638% due 07/01/2021	1,050	1,068

		1,387

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	$2,100	$2,193
2.447% due 09/01/2024	4,400	4,661

		6,854

KANSAS 0.1%

Wyandotte County-Kansas City Unified Government Utility System Revenue Notes, Series 2020
1.861% due 09/01/2028	2,000	2,037
1.961% due 09/01/2029	600	611

		2,648

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Notes, Series 2014
2.446% due 11/01/2020	2,750	2,754

MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	1,100	1,158
2.596% due 12/01/2026	1,400	1,484

		2,642

NEW YORK 1.2%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	600	645
6.814% due 11/15/2040	500	635

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,740

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,094

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	1,600	1,716

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.980% due 11/01/2027	7,000	7,839

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2019
2.010% due 05/01/2025	3,000	3,165

New York State Dormitory Authority Revenue Notes, Series 2019
2.839% due 07/01/2022	1,000	1,034

New York State Dormitory Authority Revenue Notes, Series 2020
2.727% due 02/15/2029	2,150	2,309

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,899

New York State Urban Development Corp. Revenue Notes, Series 2020
1.496% due 03/15/2027	9,400	9,434
1.777% due 03/15/2028	4,000	4,038

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	3,020

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	1,800	1,801

		52,369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.0%

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.609% due 12/01/2021	$1,000	$1,025

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	2,380	2,440

TEXAS 0.1%

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	2,205	2,563

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2020
4.000% due 10/01/2033	2,500	3,151

		5,714

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	2,181

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	565	616

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	547

		3,344

WISCONSIN 0.1%

Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	400	409

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	3,509
2.299% due 05/01/2028	2,100	2,246

		6,164

Total Municipal Bonds & Notes (Cost $132,282)		138,378

U.S. GOVERNMENT AGENCIES 53.3%

Fannie Mae
0.375% due 08/25/2025	17,100	17,050
0.388% due 06/25/2037 •	282	282
0.398% due 11/25/2045 •	729	729
0.448% due 12/25/2045 •	453	456
0.498% due 03/25/2035 - 03/25/2046 •	832	835
0.556% due 11/25/2046 •	843	841
0.575% due 03/25/2036 •	670	669
0.576% due 11/25/2046 - 12/25/2056 •	6,730	6,732
0.596% due 12/25/2046 •	5,070	5,075
0.606% due 07/25/2046 - 10/25/2046 •	6,826	6,833
0.656% due 01/25/2047 •	5,185	5,190
0.878% due 06/25/2040 •	295	299
1.625% due 10/15/2024 - 01/07/2025	72,800	76,742
2.184% due 07/01/2034 •	286	297
2.654% due 05/25/2027	2,480	2,588
3.189% due 10/01/2037 •	342	361
3.980% due 07/01/2021	2,500	2,548

Federal Home Loan Bank
1.500% due 08/15/2024	13,700	14,378

Freddie Mac
0.250% due 09/08/2023	2,600	2,602
0.375% due 07/21/2025 - 09/23/2025	18,800	18,813
0.452% due 09/15/2035 •	15	15

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	125

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.506% due 10/15/2037 - 10/15/2040 •	$11,329	$11,264
0.552% due 02/15/2041 - 07/25/2050 •	15,402	15,474
0.596% due 07/15/2040 •	4,359	4,397
0.602% due 04/15/2041 •	98	99
0.622% due 11/15/2036 •	93	94
0.656% due 07/15/2041 - 03/15/2042 •	10,729	10,845
0.690% due 08/05/2025	70,000	70,071
0.700% due 08/12/2025 - 08/18/2025	89,700	89,753
0.702% due 04/15/2041 •	820	832
2.202% due 07/15/2035 •	4,200	4,237
2.491% due 12/25/2028	5,544	5,997
2.500% due 07/25/2034 - 09/25/2048	37,617	38,515
2.864% due 10/25/2026	3,066	3,300
3.000% due 10/01/2046 - 05/01/2048	40,550	42,563
3.026% due 04/25/2027	1,834	1,990
3.065% due 08/25/2022	4,099	4,223
3.303% due 11/25/2027 ~	4,000	4,619
3.500% due 06/01/2044 - 10/01/2048	3,014	3,210
4.000% due 09/01/2048 - 05/01/2049	37,031	39,496
4.500% due 10/01/2048 - 02/01/2049	14,552	15,738

Ginnie Mae
0.545% due 10/20/2066 •	28	28
0.605% due 08/20/2066 •	7	7
0.634% due 09/20/2065 •	5,803	5,813
0.695% due 07/20/2063 •	2,965	2,973
0.725% due 06/20/2065 •	5,864	5,892
0.755% due 03/20/2065 •	4,655	4,684
0.805% due 12/20/2064 - 06/20/2066 •	16,509	16,604
0.835% due 08/20/2061 •	2	2
0.885% due 09/20/2063 •	350	352
0.905% due 10/20/2063 - 09/20/2065 •	609	616
0.925% due 02/20/2066 •	484	485
0.955% due 05/20/2066 •	4,969	5,037
1.035% due 04/20/2066 •	8,698	8,832
1.055% due 04/20/2066 •	8,628	8,779
1.075% due 07/20/2065 •	353	359
1.105% due 12/20/2066 •	7,329	7,463
1.155% due 01/20/2067 •	7,162	7,319
1.305% due 03/20/2066 •	3,383	3,475
3.000% due 05/20/2050	16,345	17,183
3.500% due 09/20/2045	3,941	4,216

Ginnie Mae, TBA
2.000% due 11/01/2050	54,900	56,920
2.500% due 11/01/2050 - 12/01/2050	131,700	137,936
3.000% due 12/01/2050	22,700	23,757
3.500% due 10/01/2050 - 11/01/2050	3,128	3,296

Tennessee Valley Authority STRIPS
7.125% due 05/01/2030	10,000	15,543

Uniform Mortgage-Backed Security
2.500% due 07/01/2050 - 10/01/2050	17,978	18,877
3.000% due 01/01/2035 - 03/01/2050	45,335	47,747
3.500% due 03/01/2024 - 07/01/2048	63,603	67,530
4.000% due 05/01/2047 - 12/01/2048	59,319	63,234
4.500% due 08/01/2048	16,774	18,196
5.000% due 04/01/2023 - 11/01/2044	4,048	4,534
5.500% due 04/01/2023 - 02/01/2042	1,698	1,958

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	62,700	64,550
2.500% due 11/01/2050 - 12/01/2050	724,200	757,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 10/01/2035 - 11/01/2050	$261,400	$273,963
3.500% due 10/01/2035 - 11/01/2050	54,400	57,487
4.000% due 11/01/2050	46,550	49,696
4.500% due 10/01/2050	16,000	17,311

Total U.S. Government Agencies (Cost $2,289,500)		2,310,290

U.S. TREASURY OBLIGATIONS 8.0%

U.S. Treasury Bonds
2.000% due 02/15/2050	6,500	7,353

U.S. Treasury Notes
0.250% due 08/31/2025	34,500	34,469
0.625% due 05/15/2030	4,550	4,534
0.625% due 08/15/2030	6,700	6,662
1.375% due 01/31/2022	17,000	17,281
1.375% due 01/31/2025	7,100	7,449
1.500% due 01/15/2023	12,000	12,373
1.500% due 10/31/2024	1,500	1,578
1.500% due 11/30/2024	11,500	12,108
1.625% due 08/15/2029	82,200	89,483
1.750% due 12/31/2024	47,000	50,024
1.750% due 12/31/2026	37,300	40,430
2.000% due 04/30/2024 (i)	9,690	10,316
2.125% due 03/31/2024 (i)	5,600	5,979
2.250% due 12/31/2023 (g)	2,840	3,031
2.250% due 04/30/2024 (i)	1,600	1,718
2.250% due 03/31/2026	18,400	20,326
2.500% due 02/28/2026	11,100	12,400
2.625% due 06/15/2021	7,000	7,123

Total U.S. Treasury Obligations (Cost $325,639)		344,637

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

225 Liberty Street Trust
3.597% due 02/10/2036	1,200	1,322

AREIT Trust
1.172% due 09/14/2036 •	2,500	2,473

Banc of America Commercial Mortgage Trust
3.019% due 07/15/2049	8,200	8,725
3.441% due 09/15/2048	5,882	6,419

Bancorp Commercial Mortgage Trust
1.152% due 03/15/2036 •	2,595	2,530

BANK
2.808% due 10/17/2052	1,600	1,777
2.897% due 11/15/2062	3,728	4,165
2.933% due 09/15/2062	10,300	11,520
3.279% due 11/15/2054	5,300	5,883
3.432% due 05/15/2062	2,000	2,288
3.623% due 04/15/2052	2,500	2,881

Benchmark Mortgage Trust
2.888% due 08/15/2057	4,319	4,820
2.957% due 12/15/2062	6,100	6,839
3.780% due 02/15/2051 ~	1,100	1,229
4.232% due 01/15/2052	5,700	6,877

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	9,224

CD Mortgage Trust
3.317% due 05/10/2050	3,000	3,288

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045	3,825	3,921
3.268% due 09/15/2050	3,600	3,942
3.962% due 03/10/2051	4,800	5,479

Commercial Mortgage Trust
2.873% due 08/15/2057	1,700	1,881
3.091% due 10/10/2049	3,700	4,047
3.317% due 09/10/2050	3,100	3,421
3.432% due 08/10/2048	1,449	1,600
3.497% due 05/10/2048	1,500	1,653
3.510% due 09/10/2050	4,200	4,717
3.694% due 08/10/2047	2,200	2,411
3.796% due 08/10/2047	3,250	3,576
3.902% due 07/10/2050	2,200	2,451
4.228% due 05/10/2051	3,800	4,539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	$9,031	$10,074
3.808% due 11/15/2048	5,600	6,245

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	6,555

Exantas Capital Corp. Ltd.
1.151% due 04/15/2036 •	5,755	5,608

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	5,000	5,108

GS Mortgage Securities Trust
2.909% due 09/01/2052	7,600	8,483
3.396% due 02/10/2048	2,600	2,853
3.801% due 01/10/2047	3,447	3,673
3.871% due 07/10/2046 ~	7,000	7,382

HPLY Trust
1.152% due 11/15/2036 •	4,508	4,348

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,531

JPMBB Commercial Mortgage Securities Trust
3.144% due 06/15/2049	2,900	3,194
3.562% due 12/15/2048	1,500	1,605
3.611% due 05/15/2048	2,000	2,216
3.639% due 11/15/2047	3,000	3,292
3.670% due 09/15/2047	2,463	2,658
3.801% due 08/15/2048	1,500	1,684

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	3,200	3,589
2.994% due 12/15/2049	300	322
3.242% due 10/15/2050	3,900	4,295

JPMorgan Chase Commercial Mortgage Securities Trust
1.002% due 10/15/2032 •	2,861	2,748
1.002% due 12/15/2036 •	6,000	5,893

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	2,177

Morgan Stanley Capital Trust
2.606% due 08/15/2049	1,400	1,480
3.067% due 11/15/2052	6,200	6,992
3.587% due 12/15/2050	700	797
3.809% due 12/15/2048	2,000	2,243

Motel 6 Trust
1.072% due 08/15/2034 •	823	810

PFP Ltd.
1.122% due 04/14/2036 •	6,860	6,778
1.202% due 04/14/2037 •	3,250	3,182

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	7,867
2.987% due 12/15/2052	930	1,043
3.215% due 08/15/2050	4,550	4,988
3.366% due 10/15/2050	2,700	2,972
3.504% due 12/15/2050	8,400	9,327
3.903% due 02/15/2051	3,500	3,972
4.195% due 08/15/2051	1,200	1,389

VMC Finance LLC
1.071% due 10/15/2035 •	3,227	3,148

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	1,400	1,546
2.652% due 08/15/2049	1,600	1,697
2.788% due 07/15/2048	250	264
2.991% due 02/15/2048	222	232
3.306% due 05/15/2048	232	245
3.395% due 10/15/2050	3,400	3,766
3.461% due 07/15/2058	907	958
3.540% due 05/15/2048	1,500	1,657
4.147% due 06/15/2051	1,400	1,617

Wells Fargo-RBS Commercial Mortgage Trust
3.631% due 11/15/2047	2,000	2,179

Total Non-Agency Mortgage-Backed Securities (Cost $279,214)		294,580

ASSET-BACKED SECURITIES 5.6%

522 Funding CLO Ltd.
1.522% due 10/20/2029 •	5,200	5,194

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(a)	11,000	11,000

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbor Realty Collateralized Loan Obligation Ltd.
1.142% due 12/15/2027 •	$6,800	$6,712

Atlas Senior Loan Fund Ltd.
1.702% due 07/20/2032 •	6,500	6,439

Avery Point CLO Ltd.
1.345% due 04/25/2026 •	668	668

B&M CLO Ltd.
1.001% due 04/16/2026 •	190	190

California Street CLO Ltd.
1.305% due 10/15/2025 •	1,334	1,332

Carrington Mortgage Loan Trust
1.392% due 10/20/2029 •	4,200	4,162

CLNC FL1 Ltd.
1.406% due 08/20/2035 •	10,000	9,814

Columbia Cent CLO Ltd.
1.395% due 10/25/2028 •	6,000	5,977

Denali Capital CLO LLC
1.295% due 10/26/2027 •	3,673	3,662

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •	4,740	4,582
0.948% due 09/25/2068 •	6,322	6,214
1.198% due 05/25/2067 •	3,584	3,556

Elevation CLO Ltd.
1.262% due 04/18/2027 •	396	396

Elmwood CLO Ltd.
1.622% due 04/20/2030 •	3,300	3,300

FirstKey Homes Trust
1.339% due 09/17/2025	10,500	10,569

Gallatin CLO Ltd.
1.575% (US0003M + 1.050%) due 07/15/2027 ~	3,378	3,370

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •	11,000	10,957

GPMT Ltd.
1.456% due 02/22/2036 •	6,500	6,452

ICG U.S. CLO Ltd.
0.000% due 10/22/2031 •(a)	10,000	10,000

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •	3,174	3,148

MidOcean Credit CLO
1.522% due 01/20/2029 •	9,000	8,968

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	395	394

Mountain View CLO Ltd.
1.361% due 10/16/2029 •	2,000	1,996

Navient Student Loan Trust
0.528% due 03/25/2067 •	4,795	4,777
0.948% due 07/26/2066 •	3,683	3,597

Nelnet Student Loan Trust
0.366% due 08/23/2027 •	332	332
0.775% due 03/25/2030 •	2,135	2,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP CLO Ltd.
1.392% due 07/20/2029 •	$4,200	$4,187

OZLM Ltd.
1.348% due 07/30/2027 •	2,770	2,749

Palmer Square Loan Funding Ltd.
1.180% due 11/15/2026 •	3,105	3,098
1.242% due 04/20/2027 •	3,676	3,670
2.005% due 07/20/2028 •	11,300	11,314

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,795

Seneca Park CLO Ltd.
1.393% due 07/17/2026 •	297	297

Shackleton CLO Ltd.
1.402% due 10/20/2028 •	7,388	7,361

SLC Student Loan Trust
0.340% due 05/15/2029 •	2,933	2,868
0.350% due 09/15/2026 •	147	147
0.360% due 03/15/2027 •	637	633
1.125% due 11/25/2042 •	962	960

SLM Student Loan Trust
0.355% due 01/25/2027 •	173	172
0.365% due 01/25/2027 •	998	990
0.385% due 10/25/2028 •	5,257	5,217
0.720% due 12/15/2027 •	2,192	2,180
0.795% due 01/25/2028 •	2,251	2,252
0.845% due 10/25/2029 •	3,589	3,580

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •	859	857

Telos CLO Ltd.
1.543% due 01/17/2027 •	1,227	1,224

TICP CLO Ltd.
1.112% due 04/20/2028 •	3,295	3,245

TPG Real Estate Finance
1.301% due 10/15/2034 •	10,700	10,526

Tralee CLO Ltd.
1.382% due 10/20/2028 •	3,400	3,371

Trestles CLO Ltd.
1.535% due 07/25/2029 •	6,550	6,545

Venture CLO Ltd.
1.408% due 10/22/2031 •	1,850	1,849
1.502% due 04/20/2029 •	16,000	15,952

Voya CLO Ltd.
0.965% due 07/25/2026 •	1,241	1,240

Zais CLO Ltd.
1.425% due 04/15/2028 •	4,487	4,487

Total Asset-Backed Securities (Cost $243,810)		242,645

SOVEREIGN ISSUES 0.9%

Export-Import Bank of Korea
1.875% due 02/12/2025	6,400	6,705

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Expressway Corp.
3.625% due 10/22/2021	$4,000	$4,127

Province of Ontario
2.500% due 04/27/2026	5,000	5,491
3.050% due 01/29/2024	4,000	4,352
3.200% due 05/16/2024	3,000	3,298

Province of Quebec
2.375% due 01/31/2022	4,700	4,830
2.625% due 02/13/2023	10,500	11,063

Saudi Government International Bond
2.375% due 10/26/2021	500	509

Total Sovereign Issues (Cost $37,893)		40,375

SHORT-TERM INSTRUMENTS 42.8%

REPURCHASE AGREEMENTS (f) 34.9%
		1,516,138

SHORT-TERM NOTES 0.1%

Federal Home Loan Bank
0.000% due 10/28/2020 (c)(d)	2,500	2,500

U.S. TREASURY BILLS 4.2%
0.128% due 10/01/2020 - 03/18/2021 (b)(c)	183,300	183,261

U.S. TREASURY CASH MANAGEMENT BILLS 3.6%
0.125% due 12/29/2020 - 02/16/2021 (b)(c)	158,000	157,949

Total Short-Term Instruments (Cost $1,859,819)		1,859,848

Total Investments in Securities (Cost $6,180,432)		6,290,885

Total Investments 145.0% (Cost $6,180,432)		$6,290,885

Financial Derivative Instruments (h)(k) 0.0% (Cost or Premiums, net $(147))		(1)

Other Assets and Liabilities, net (45.0)%		(1,952,028)

Net Assets 100.0%		$4,338,856

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	127

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$ 6,600	$6,952	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	10/01/2020	10/08/2020	$400,000	U.S. Treasury Bonds 1.125% due 05/15/2040	$(408,014)	$400,000	$400,000
	0.120	09/17/2020	10/01/2020	200,000	U.S. Treasury Bonds 3.000% due 05/15/2047	(203,689)	200,000	200,009
FICC	0.000	09/30/2020	10/01/2020	6,938	U.S. Treasury Notes 2.125% due 08/15/2021	(7,077)	6,938	6,938
JPS	0.110	09/30/2020	10/01/2020	250,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(253,342)	250,000	250,001
	0.110	10/01/2020	10/02/2020	100,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(102,008)	100,000	100,000
MBC	0.100	09/24/2020	10/01/2020	150,000	U.S. Treasury Notes 1.875% - 2.750% due 01/31/2022 - 11/15/2023	(154,813)	150,000	150,003
	0.110	09/30/2020	10/01/2020	109,200	U.S. Treasury Notes 0.125% - 2.750% due 05/15/2023 - 11/15/2023	(112,602)	109,200	109,200
	0.110	09/25/2020	10/02/2020	100,000	U.S. Treasury Notes 1.875% - 2.000% due 09/30/2022 - 10/31/2022	(102,840)	100,000	100,002
	0.110	09/30/2020	10/07/2020	200,000	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(206,269)	200,000	200,001

Total Repurchase Agreements						$(1,550,654)	$1,516,138	$1,516,154

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.1)%
Ginnie Mae, TBA	3.500%	10/01/2050	$3,128	$(3,287)	$(3,295)

Total Short Sales (0.1)%				$(3,287)	$(3,295)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$600,009	$0	$0	$600,009	$(610,147)	$(10,138)
FICC	6,938	0	0	6,938	(7,077)	(139)
JPS	350,001	0	0	350,001	(355,350)	(5,349)
MBC	559,206	0	0	559,206	(573,825)	(14,619)

Total Borrowings and Other Financing Transactions	$1,516,154	$0	$0

(g)	Securities with an aggregate market value of $2,699 and cash of $1,556 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.826%	$3,900	$(147)	$179	$32	$0	$(1)

Total Swap Agreements						$(147)	$179	$32	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(1)	$(1)

(i)

Securities with an aggregate market value of $3,643 and cash of $1,203 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	129

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,248)	$(1,248)
Swap Agreements	0	115	0	0	(2)	113

	$0	$115	$0	$0	$(1,250)	$(1,135)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$332	$0	$0	$0	$332

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$787,207	$0	$787,207
Industrials	0	207,175	0	207,175
Utilities	0	65,750	0	65,750
Municipal Bonds & Notes
Alabama	0	1,845	0	1,845
California	0	48,069	0	48,069
Florida	0	1,387	0	1,387
Georgia	0	1,123	0	1,123
Idaho	0	6,854	0	6,854
Kansas	0	2,648	0	2,648
Massachusetts	0	2,754	0	2,754
Michigan	0	2,642	0	2,642
New York	0	52,369	0	52,369
Pennsylvania	0	1,025	0	1,025
South Dakota	0	2,440	0	2,440
Texas	0	5,714	0	5,714
Utah	0	3,344	0	3,344
Wisconsin	0	6,164	0	6,164
U.S. Government Agencies	0	2,310,290	0	2,310,290
U.S. Treasury Obligations	0	344,637	0	344,637

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Non-Agency Mortgage-Backed Securities	$0	$294,580	$0	$294,580
Asset-Backed Securities	0	242,645	0	242,645
Sovereign Issues	0	40,375	0	40,375
Short-Term Instruments
Repurchase Agreements	0	1,516,138	0	1,516,138
Short-Term Notes	0	2,500	0	2,500
U.S. Treasury Bills	0	183,261	0	183,261
U.S. Treasury Cash Management Bills	0	157,949	0	157,949

Total Investments	$0	$6,290,885	$0	$6,290,885

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,295)	$0	$(3,295)

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$0	$6,287,589	$0	$6,287,589

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 271.3%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 06/07/2021	$38	$52

Ambac LSNI LLC
6.000% due 02/12/2023 •	139	139

		191

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	1,058	1,203

Total Corporate Bonds & Notes (Cost $1,247)		1,394

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	3,902

Total Municipal Bonds & Notes (Cost $4,943)		3,902

U.S. GOVERNMENT AGENCIES 246.7%

Fannie Mae
0.000% due 08/25/2022 (b)(e)	1	1
0.200% due 02/25/2043 •(a)	3,493	28
0.235% due 12/25/2036 - 07/25/2037 •	1,896	1,876
0.258% due 07/25/2032 •	129	126
0.358% due 09/26/2033 •	18	18
0.435% due 06/25/2032 •	1	1
0.448% due 12/25/2028 - 12/25/2048 •	54,649	54,752
0.535% due 02/25/2033 •	11	11
0.548% due 06/25/2029 - 04/25/2032 •	59	59
0.550% due 04/18/2028 - 12/18/2032 •	23	23
0.598% due 06/25/2046 - 11/25/2059 •	26,301	26,471
0.600% due 10/18/2030 •	14	14
0.606% due 08/25/2050 •	14,960	15,016
0.648% due 06/25/2030 - 11/25/2059 •	21,970	22,172
0.650% due 09/18/2027 •	17	17
0.798% due 09/25/2023 •	5	5
0.848% due 10/25/2037 •	2,864	2,929
1.048% due 04/25/2032 •	24	24
1.248% due 05/25/2023 •	3	3
1.448% due 11/25/2021 •	1	1
1.548% due 03/01/2035 •	51	51
1.925% due 11/01/2035 •	276	278
1.932% due 10/01/2031 •	18	18
2.005% due 10/01/2023 •	5	5
2.180% due 09/01/2035 •	188	191
2.230% due 07/01/2035 •	7	7
2.242% due 01/25/2022 ~(a)	4,397	58
2.280% due 03/01/2035 •	26	27
2.358% due 01/25/2031 ~(a)	6,800	1,040
2.371% due 08/01/2042 - 10/01/2044 •	1,257	1,264
2.384% due 08/01/2035 •	36	37
2.385% due 07/01/2035 •	81	83
2.405% due 09/01/2035 •	146	152
2.445% due 10/25/2046 ~(a)	503	25
2.476% due 08/01/2029 •	19	19
2.500% due 06/01/2026 •	4	4
2.507% due 07/01/2027 •	2	2
2.510% due 04/25/2046 ~(a)	1,030	52
2.527% due 09/01/2030 - 07/01/2032 •	21	21
2.540% due 06/01/2023 •	6	6
2.564% due 07/01/2034 •	116	118
2.571% due 10/01/2030 - 12/01/2040 •	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.640% due 05/01/2029 •	$9	$9
2.643% due 05/01/2035 •	56	57
2.666% due 07/25/2052 ~(a)	974	48
2.682% due 07/25/2044 ~(a)	1,104	60
2.721% due 07/25/2044 ~(a)	1,379	73
2.724% due 07/25/2045 ~(a)	4,286	325
2.740% due 08/25/2054 ~(a)	1,822	123
2.755% due 01/25/2045 ~(a)	994	49
2.760% due 08/25/2055 ~(a)	972	58
2.780% due 04/25/2055 ~(a)	1,592	90
2.818% due 03/25/2045 ~(a)	862	44
2.852% due 06/01/2035 •	271	283
2.923% due 03/01/2025 •	2	2
2.943% due 06/01/2032 •	42	42
2.975% due 01/01/2026 •	58	58
2.986% due 02/01/2027 •	14	14
3.000% due 11/01/2042 - 05/01/2058	22,462	23,765
3.000% due 11/25/2043 - 12/25/2048 (a)	24,343	2,178
3.036% due 08/25/2044 ~(a)	868	50
3.103% due 05/01/2036 •	4	4
3.107% due 05/01/2035 •	32	32
3.125% due 04/01/2033 •	74	75
3.141% due 05/25/2035 ~	93	95
3.161% due 11/01/2035 •	117	117
3.220% due 02/01/2024 •	36	36
3.348% due 01/01/2049 •	9,823	10,180
3.360% due 05/01/2036 •	173	179
3.379% due 02/01/2032 •	45	45
3.380% due 11/01/2035 •	5	5
3.382% due 06/01/2035 •	27	27
3.470% due 02/01/2026 •	11	11
3.500% due 07/01/2026 - 08/01/2026 •	4	4
3.500% due 04/25/2046 (a)	2,129	95
3.500% due 06/01/2056 - 01/01/2059	45,815	50,643
3.507% due 11/01/2048 •	4,464	4,653
3.519% due 09/01/2035 •	6	6
3.520% due 01/01/2035 •	39	39
3.521% due 11/01/2025 •	20	20
3.526% due 05/01/2036 •	44	46
3.541% due 08/01/2029 •	2	2
3.542% due 09/01/2031 •	8	8
3.543% due 10/25/2042 •	1,711	1,739
3.548% due 03/01/2035 •	87	87
3.575% due 02/01/2026	9,000	9,958
3.594% due 12/01/2048 •	10,604	10,992
3.621% due 03/01/2024 •	2	2
3.629% due 02/01/2034 •	50	51
3.635% due 04/01/2030 •	3	3
3.645% due 06/01/2029 •	13	13
3.675% due 02/01/2035 •	20	20
3.680% due 04/01/2022	7	7
3.685% due 05/01/2030 •	16	16
3.705% due 11/01/2031 •	11	11
3.723% due 11/01/2025 •	3	3
3.737% due 12/01/2035 •	12	12
3.743% due 12/01/2035 •	25	25
3.750% due 05/01/2027 •	13	13
3.770% due 04/01/2032 •	3	3
3.778% due 06/01/2030 •	40	40
3.780% due 02/01/2031 •	16	16
3.786% due 05/01/2036 •	3	3
3.790% due 01/01/2029	2,500	2,980
3.811% due 11/01/2028 •	39	40
3.825% due 11/01/2026 - 01/01/2030 •	50	50
3.828% due 12/01/2031 •	3	3
3.905% due 11/01/2035 •	5	5
3.912% due 02/01/2036 •	22	22
3.934% due 01/01/2030 •	69	69
3.945% due 02/01/2025 •	15	15
3.960% due 08/01/2029	4,147	4,945
4.000% due 09/01/2043 - 10/01/2043	571	626
4.000% due 06/25/2044 (a)	272	21
4.017% due 11/01/2028 •	31	31
4.020% due 09/01/2030 •	5	5
4.060% due 09/01/2034 •	75	79
4.067% due 05/01/2036 •	4	5
4.125% due 12/01/2023 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.152% due 08/01/2028 •	$24	$24
4.157% due 12/01/2027 •	9	9
4.225% due 05/01/2026 •	1	1
4.235% due 12/01/2029 •	2	2
4.376% due 06/01/2029 •	1	1
4.495% due 01/01/2028 •	1	1
4.500% due 02/01/2038 - 04/01/2059	20,341	23,238
4.518% due 02/01/2028 •	18	18
4.801% due 02/01/2030 •	70	70
5.000% due 04/25/2023 - 11/01/2039	274	294
5.021% due 09/01/2034 •	5	5
5.094% due 01/01/2029 •	5	5
5.099% due 02/01/2031 •	39	39
5.500% due 12/01/2035 - 11/01/2039	2,005	2,184
5.527% due 02/01/2031 •	24	26
5.702% due 12/01/2030 •	56	57
5.852% due 11/25/2049 •(a)	4,338	735
6.000% due 04/25/2031 - 07/01/2037	489	556
6.002% due 07/25/2042 - 08/25/2042 •(a)	15,759	2,424
6.300% due 06/25/2031 ~	152	152
6.300% due 10/17/2038	18	18
6.500% due 05/25/2021 - 10/25/2031	909	1,033
6.500% due 04/25/2038 (a)	202	46
6.589% due 10/25/2031 þ	1	2
6.850% due 12/18/2027	158	181
7.000% due 06/25/2022 - 09/01/2032	180	197
7.500% due 03/25/2023 - 07/25/2041	408	464
7.800% due 10/25/2022	5	5
7.800% due 06/25/2026 ~	2	2
8.010% due 06/25/2032 ~	1	1
8.971% due 10/25/2045 •	2,460	2,946
14.535% due 06/25/2042 •	379	710

Farmer Mac
8.108% due 04/25/2030 «~	78	78

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	63,352	55,199
0.268% due 07/25/2031 •	40	39
0.273% due 05/25/2031 •	111	111
0.288% due 09/25/2031 •	82	81
0.352% due 03/15/2031 •	37	37
0.402% due 07/15/2034 •	5	5
0.452% due 06/15/2048 •	3,210	3,216
0.452% due 12/15/2048	3,851	3,855
0.487% due 11/25/2021 •	737	736
0.502% due 12/15/2029 •	48	48
0.506% due 10/15/2037 - 10/15/2040 •	35,287	35,033
0.507% due 09/25/2021 •	154	154
0.552% due 08/25/2049 •	21,605	21,700
0.602% due 03/15/2024 - 12/15/2031 •	106	105
0.652% due 02/15/2028 - 06/15/2042 •	12,455	12,577
0.656% due 12/15/2046 •	1,050	1,058
0.702% due 03/15/2032 - 01/25/2050 •	6,751	6,805
0.752% due 08/15/2035 •	493	500
1.086% due 11/25/2022 ~(a)	28,481	463
1.102% due 04/15/2031 •	487	496
1.152% due 06/15/2031 •	35	35
1.324% due 04/25/2021 ~(a)	86,564	282
1.352% due 07/15/2027 •	190	193
1.970% due 07/01/2030 •	76	75
2.375% due 08/01/2029 •	5	5
2.500% due 12/15/2027 (a)	3,474	195
2.515% due 05/01/2032 •	6	6
2.674% due 08/01/2035 •	32	32
2.692% due 10/15/2037 ~(a)	118	5
2.712% due 10/15/2037 ~(a)	362	15
2.771% due 07/01/2027 •	5	5
2.817% due 12/01/2035 •	371	387
2.850% due 05/01/2032 •	1	1
2.865% due 02/01/2027 •	13	13

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	131

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.930% due 11/01/2034 •	$71	$74
2.950% due 10/01/2027 •	7	7
2.959% due 10/01/2036 •	54	57
2.987% due 10/15/2041 ~(a)	585	30
3.000% due 08/15/2032 - 08/01/2046	9,735	10,367
3.000% due 02/15/2033 - 09/15/2048 (a)	7,946	563
3.001% due 03/15/2037 ~(a)	337	17
3.058% due 11/15/2038 ~(a)	981	53
3.062% due 08/15/2041 ~(a)	304	16
3.123% due 08/15/2036 ~(a)	535	30
3.168% due 02/15/2038 ~(a)	706	37
3.169% due 11/15/2036 ~(a)	864	52
3.175% due 09/01/2024 •	3	3
3.188% due 10/01/2023 •	43	44
3.205% due 05/15/2037 ~(a)	247	11
3.209% due 08/01/2030 •	2	2
3.212% due 07/01/2030 •	3	3
3.212% due 06/15/2038 ~(a)	660	46
3.254% due 04/25/2023 ~	12,349	12,636
3.371% due 05/01/2032 •	113	113
3.376% due 11/01/2029 •	254	262
3.379% due 10/01/2035 •	68	72
3.452% due 02/01/2029 •	20	20
3.453% due 10/01/2027 •	6	6
3.465% due 06/01/2024 •	1	1
3.488% due 05/01/2032 •	110	110
3.500% due 12/15/2022 - 09/01/2032	2,716	2,986
3.500% due 08/15/2026 - 08/15/2045 (a)	27,181	2,950
3.514% due 04/01/2031 •	1	1
3.529% due 07/01/2028 •	84	85
3.544% due 06/01/2028 •	12	12
3.554% due 04/01/2029 •	4	4
3.572% due 11/01/2027 •	46	46
3.601% due 03/01/2033 •	62	65
3.608% due 07/01/2024 •	8	8
3.680% due 07/01/2035 •	164	173
3.700% due 09/01/2027 •	13	14
3.749% due 03/01/2032 •	4	4
3.750% due 11/01/2027 - 03/01/2033 •	29	29
3.778% due 08/01/2027 •	4	4
3.823% due 02/01/2031 •	1	1
3.845% due 01/01/2028 •	14	14
3.875% due 10/01/2024 •	34	34
3.895% due 04/01/2036 •	49	49
3.903% due 12/01/2029 •	23	23
3.926% due 09/01/2028 •	5	5
3.956% due 10/01/2024 •	9	9
3.960% due 04/01/2025 •	4	4
3.973% due 09/01/2026 - 12/01/2032 •	14	14
3.985% due 08/15/2032 ~	19	19
4.000% due 06/01/2029 - 12/01/2048	25,544	28,203
4.000% due 01/15/2046 (a)	9,572	1,158
4.045% due 02/01/2027 •	69	69
4.074% due 11/01/2031 •	1	1
4.085% due 12/01/2026 •	4	4
4.091% due 10/01/2023 •	10	10
4.152% due 03/01/2027 •	1	1
4.404% due 03/01/2029 •	11	12
4.500% due 03/01/2029 - 06/01/2048	12,336	13,733
5.000% due 05/01/2023 - 07/01/2041	12,329	13,983
5.500% due 12/01/2022 - 06/01/2041	25,379	29,402
6.000% due 10/01/2021 - 05/01/2040	4,427	5,176
6.250% due 12/15/2028	121	137
6.500% due 03/15/2021 - 10/25/2043	1,734	2,013
7.000% due 11/15/2020 - 12/01/2032	76	82
7.000% due 10/25/2023 (a)	6	0
7.500% due 03/01/2022 - 01/15/2030	75	90

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 08/15/2029 (a)	$3	$0
7.645% due 05/01/2025	361	413
8.000% due 06/01/2030 - 09/01/2030	1	2
8.500% due 08/01/2024 - 08/01/2027	31	35
9.196% due 12/15/2043 •	3,206	4,088
9.495% due 10/15/2040 •	18	25
11.853% due 05/15/2035 •	3,589	5,049
13.104% due 05/15/2041 •	4,005	6,131
15.379% due 01/15/2035 •	4,986	7,582

Ginnie Mae
0.000% due 03/20/2035 (b)(e)	347	340
0.122% due 06/16/2043 ~(a)	14,834	51
0.988% due 03/16/2051 ~(a)	893	5
1.206% due 07/20/2070 - 08/20/2070 •	27,534	28,689
1.210% due 01/20/2059 •	549	555
1.226% due 10/20/2058 •	339	344
2.369% due 06/20/2042 ~(a)	1,433	69
2.383% due 11/20/2045 ~(a)	1,510	70
2.419% due 06/20/2042 ~(a)	1,316	64
2.455% due 09/20/2045 ~(a)	1,881	69
2.495% due 12/20/2045 ~(a)	1,102	45
2.500% due 03/20/2027 - 10/15/2046	3,560	3,718
2.500% due 10/20/2050 (c)	12,000	12,623
2.550% due 08/20/2045 ~(a)	587	24
2.618% due 06/20/2043 ~(a)	1,203	56
2.875% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2026 ~	415	426
2.875% due 04/20/2027 - 04/20/2033 •	2,990	3,124
3.000% (H15T1Y + 1.500%) due 03/20/2021 - 03/20/2026 ~	280	285
3.000% due 01/20/2027 - 02/20/2032 •	425	437
3.000% due 05/20/2039 - 06/20/2046 (a)	2,451	99
3.000% due 12/15/2042 - 08/20/2050	144,099	152,020
3.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2025 ~	5	5
3.125% due 12/20/2027 - 12/20/2032 •	799	835
3.250% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	247	249
3.250% due 08/20/2024 - 07/20/2035 •	4,762	4,981
3.500% due 01/20/2034 •	1,814	1,941
3.500% due 11/15/2041 - 05/20/2049	75,027	82,072
3.500% due 08/20/2042 - 09/20/2046 (a)	15,801	1,424
3.500% due 03/20/2047 (g)	16,270	17,724
4.000% due 09/15/2040 - 08/15/2048	30,308	33,362
4.500% due 06/15/2035 - 01/20/2049	70,689	76,763
5.000% due 03/15/2033 - 12/20/2048	23,213	26,266
5.500% due 05/15/2031 - 03/20/2049	9,712	11,227
6.000% due 09/15/2036 - 12/15/2040	1,459	1,677
6.500% due 10/15/2023 - 07/15/2039	1,950	2,264
7.000% due 09/15/2025 - 09/20/2028	16	15
7.500% due 12/15/2022 - 11/15/2031	34	38
7.750% due 10/15/2025	7	7
8.000% due 06/15/2024 - 09/15/2031	57	67
8.500% due 06/15/2027 - 01/20/2031	273	295
8.968% due 09/20/2045 •	1,736	2,324
9.000% due 06/15/2030 - 09/15/2030	24	24

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	72,300	74,931

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 11/01/2050 - 12/01/2050	$49,500	$51,808
3.000% due 10/01/2050 - 12/01/2050	238,350	249,348
3.500% due 10/01/2050 - 12/01/2050	78,412	82,604
4.000% due 10/01/2050 - 11/01/2050	183,450	194,948
4.500% due 10/01/2050	5,000	5,467

Small Business Administration
5.370% due 04/01/2028	1,414	1,549
5.490% due 05/01/2028	1,634	1,775
5.870% due 05/01/2026 - 07/01/2028	1,113	1,226
6.220% due 12/01/2028	213	238
7.220% due 11/01/2020	6	6

Uniform Mortgage-Backed Security
2.000% due 11/01/2026 - 03/01/2033	3,667	3,826
2.500% due 01/01/2032 - 01/01/2033	10,652	11,186
3.000% due 05/01/2024 - 06/01/2050	162,342	172,465
3.000% due 02/01/2050 (g)	33,294	35,757
3.500% due 09/01/2025 - 04/01/2049	117,107	125,691
3.500% due 05/01/2050 (g)	204,427	215,744
4.000% due 07/01/2025 - 06/01/2049	176,901	194,799
4.000% due 10/01/2040 (g)	3,275	3,666
4.500% due 06/01/2024 - 05/01/2049	30,964	34,616
5.000% due 10/01/2021 - 03/01/2049	12,768	14,190
5.500% due 01/01/2021 - 02/01/2042	13,936	16,121
6.000% due 03/01/2021 - 05/01/2041	17,102	19,793
6.500% due 04/01/2021 - 05/01/2040	7,480	8,688
8.000% due 07/01/2030 - 05/01/2032	18	21
8.500% due 08/01/2037	7	7
9.000% due 11/01/2025	2	2

Uniform Mortgage-Backed Security, TBA
1.500% due 11/01/2035 - 12/01/2035	29,500	30,156
2.000% due 11/01/2035 - 12/01/2050	648,650	670,211
2.500% due 11/01/2035 - 12/01/2050	759,650	794,628
3.000% due 10/01/2035 - 11/01/2050	793,720	831,878
3.500% due 10/01/2035 - 11/01/2050	310,253	327,590
4.000% due 11/01/2050	248,300	265,080
4.500% due 10/01/2050	33,000	35,703
5.000% due 10/01/2050	27,800	30,466
6.000% due 10/01/2050	1,000	1,117

Vendee Mortgage Trust
6.185% due 01/15/2030 ~	156	186
6.500% due 03/15/2029	318	367

Total U.S. Government Agencies (Cost $5,498,339)		5,554,872

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%

Adjustable Rate Mortgage Trust
3.822% due 09/25/2035 ^~	441	413

AREIT Trust
1.132% due 11/14/2035 •	5,989	5,926
2.772% due 04/14/2037 •	6,600	6,693

Banc of America Funding Trust
0.736% due 05/20/2035 ^•	353	324
5.753% due 10/25/2036 ^þ	786	774
5.837% due 01/25/2037 ^þ	715	719

Banc of America Mortgage Trust
2.867% due 07/25/2034 ~	2	2
3.612% due 07/20/2032 ~	4	4
3.688% due 02/25/2036 ^~	183	172
3.704% due 06/20/2031 ~	76	76
6.500% due 10/25/2031	10	11

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.766% due 08/25/2033 ~	$113	$112
2.781% due 11/25/2030 ~	2	2
2.864% due 08/25/2033 ~	178	179
3.751% due 02/25/2033 ~	3	2
4.000% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
3.191% due 11/25/2036 ^~	567	374
3.413% due 11/25/2036 ~	471	361
3.502% due 05/25/2035 ~	221	219
3.622% due 11/25/2036 ^~	223	162

Bear Stearns Mortgage Securities, Inc.
3.219% due 06/25/2030 ~	1	1

Bear Stearns Structured Products, Inc. Trust
6.765% due 12/26/2046 ^~	958	852

BellaVista Mortgage Trust
0.406% due 05/20/2045 •	223	167

BX Commercial Mortgage Trust
0.902% due 11/15/2035 •	18,776	18,810
1.452% due 11/15/2035 •	20,300	20,190

Chase Mortgage Finance Trust
3.368% due 09/25/2036 ^~	32	28
6.000% due 07/25/2037	1,915	1,409

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.328% due 05/25/2036 •	113	103
0.398% due 08/25/2035 •	183	182
0.800% due 01/25/2035 ~	284	272

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	3	3
3.177% due 08/25/2035 ^~	177	156
3.228% due 09/25/2059 þ	2,163	2,184

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •	183	190

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	661	667

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	104	68

Countrywide Alternative Loan Trust
0.318% due 01/25/2037 ^•	35	38
0.338% due 09/25/2046 ^•	3,653	3,316
0.348% due 05/25/2036 •	43	36
0.356% due 07/20/2046 ^•	453	344
0.398% due 09/25/2046 ^•	3,613	2,464
0.398% due 10/25/2046 ^•	529	387
0.408% due 07/25/2046 ^•	1,654	1,062
0.428% due 12/25/2035 •	216	208
0.436% due 09/20/2046 •	6,092	3,807
0.476% due 12/20/2035 •	673	624
0.488% due 10/25/2046 ^•	1,685	1,224
0.498% due 06/25/2047 ^•	9	0
0.595% due 05/25/2035 •	698	648
0.615% due 05/25/2035 •	121	110
0.675% due 05/25/2035 •	189	160
6.250% due 11/25/2036 ^	847	757

Countrywide Home Loan Mortgage Pass-Through Trust
0.488% due 03/25/2036 •	167	87
0.498% due 02/25/2036 ^•	96	29
0.608% due 05/25/2035 •	683	599
0.688% due 02/25/2035 •	102	96
0.728% due 04/25/2035 •	422	383
0.788% due 03/25/2035 •	50	44
0.808% due 02/25/2035 •	418	406
0.828% due 02/25/2035 •	10	9
0.948% due 03/25/2035 ^•	16	1
2.168% due 09/25/2034 ^~	163	149
3.020% due 08/25/2034 ^~	121	118
3.231% due 09/25/2047 ^~	423	394
3.377% due 11/25/2037 ~	555	535
3.438% due 02/20/2036 ^~	197	172
3.601% due 06/19/2031 ~	5	5
3.625% due 07/19/2031 ~	5	5

Credit Suisse First Boston Mortgage Securities Corp.
3.505% due 06/25/2033 ~	9	9
4.996% due 06/25/2032 ~	4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	2,105	1,016

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 «~	6,400	6,399
3.322% due 10/25/2058 ~	1,994	2,013
4.788% due 05/27/2053 ~	4,996	5,708

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.248% due 10/25/2036 ^•	$11	$8

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	3	3

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	6	6

GreenPoint Mortgage Funding Trust
0.348% due 12/25/2046 ^•	2,050	1,867
0.418% due 04/25/2036 ^•	144	236

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~	17	17

GSR Mortgage Loan Trust
0.408% due 08/25/2046 •	2,709	1,652
2.904% due 06/25/2034 ~	15	14
3.502% due 04/25/2036 ~	175	145

HarborView Mortgage Loan Trust
0.286% due 03/19/2037 •	317	297
0.376% due 05/19/2046 ^•	623	204
0.536% due 07/21/2036 •	192	189
2.374% due 11/19/2034 ~	48	48
3.340% due 07/19/2035 ^~	3	3
3.424% due 08/19/2036 ^~	129	129
3.587% due 08/19/2034 ~	1,037	1,017

HomeBanc Mortgage Trust
0.328% due 12/25/2036 •	106	104
1.008% due 08/25/2029 •	217	209

Impac Secured Assets Trust
0.298% due 11/25/2036 •	602	558

IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~	2	2

IndyMac Mortgage Loan Trust
0.358% due 05/25/2046 •	846	795
0.448% due 11/25/2035 ^•	118	84
0.448% due 06/25/2037 ^•	385	210
0.628% due 04/25/2035 •	68	59
0.628% due 07/25/2035 •	629	593
0.788% due 02/25/2035 •	154	144
2.925% due 01/25/2036 ^~	483	437
3.233% due 08/25/2035 ^~	661	589
3.256% due 08/25/2036 ~	12,044	11,480
3.466% due 01/25/2036 ^~	1	1
3.716% due 12/25/2034 ~	5	5

JPMorgan Mortgage Trust
1.048% due 12/25/2049 •	17,293	17,288
1.098% due 08/25/2049 •	10,502	10,553
3.460% due 10/25/2035 ~	737	685

Lehman XS Trust
0.468% due 11/25/2046 ^•	1,568	1,237

Luminent Mortgage Trust
0.508% due 12/25/2036 ^•	693	642

MASTR Adjustable Rate Mortgages Trust
0.388% due 05/25/2037 •	462	274
0.748% due 05/25/2047 ^•	2,113	3,339
0.828% due 05/25/2047 ^•	2,077	2,196

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	91	80

MASTR Seasoned Securitization Trust
3.152% due 10/25/2032 ~	172	172

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •	212	210
1.032% due 11/15/2031 •	26	25

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •	278	270
0.632% due 06/15/2030 •	232	228

Merrill Lynch Alternative Note Asset Trust
0.448% due 03/25/2037 •	1,052	419

Merrill Lynch Mortgage Investors Trust
0.952% due 10/25/2028 •	19	18
2.688% due 04/25/2035 ~	7	7
2.783% due 01/25/2029 ~	1,465	1,414

Morgan Stanley Mortgage Loan Trust
0.658% due 02/25/2047 •	984	516
3.243% due 07/25/2035 ^~	644	592

Mortgage Equity Conversion Asset Trust
0.590% due 02/25/2042 •	3,099	3,027
0.620% due 01/25/2042 •	21,327	20,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.630% due 05/25/2042 •	$9,354	$8,331

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	12,472	13,134

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	172	176

Prime Mortgage Trust
0.548% due 02/25/2034 •	19	18

Residential Accredit Loans, Inc. Trust
0.418% due 05/25/2046 ^•	561	477
3.298% due 08/25/2035 ^~	513	285

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~	857	655

Sequoia Mortgage Trust
0.506% due 10/19/2026 •	13	12
0.796% due 04/19/2027 •	22	22
0.916% due 10/20/2027 •	161	156
2.633% due 01/20/2047 ^~	510	392

Structured Adjustable Rate Mortgage Loan Trust
0.883% due 06/25/2034 •	368	346
1.810% due 10/25/2037 ^•	1,131	1,064
3.098% due 07/25/2034 ~	22	23
3.219% due 01/25/2035 ~	382	379
3.239% due 08/25/2035 ~	10	10
3.256% due 07/25/2035 ^~	31	28
3.408% due 11/25/2035 ^~	458	417

Structured Asset Mortgage Investments Trust
0.338% due 06/25/2036 •	149	146
0.358% due 05/25/2036 •	721	666
0.406% due 07/19/2035 •	1,275	1,226
0.408% due 03/25/2037 •	98	48
0.448% due 08/25/2036 ^•	3,127	2,675
0.608% due 05/25/2045 •	894	866
0.816% due 09/19/2032 •	612	598
0.816% due 10/19/2034 •	89	89
0.856% due 03/19/2034 •	368	363

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	51	3

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.234% due 06/25/2033 ~	5	5

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ	1,149	568
5.970% due 09/25/2036 ^þ	9,085	476
6.015% due 07/25/2037 þ	1,996	1,213

Thornburg Mortgage Securities Trust
3.278% due 06/25/2043 ~	373	368

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •	702	681
0.438% due 10/25/2045 •	65	65
0.478% due 01/25/2045 •	710	683
0.648% due 07/25/2044 •	98	96
0.788% due 01/25/2045 •	173	170
0.788% due 07/25/2045 •	31	30
0.848% due 12/25/2045 •	802	586
1.859% due 11/25/2046 •	223	202
1.932% due 01/25/2047 •	907	863
2.019% due 02/25/2046 •	811	792
2.219% due 11/25/2042 •	31	30
2.419% due 06/25/2042 •	190	182
2.419% due 08/25/2042 •	332	316
2.790% due 09/25/2033 ~	98	97
2.883% due 08/25/2033 ~	213	216
3.181% due 04/25/2037 ^~	736	668
3.371% due 12/25/2036 ^~	752	738
3.684% due 12/25/2035 ~	178	175
3.833% due 03/25/2034 ~	5	5

Washington Mutual Mortgage Pass-Through Certificates Trust
0.398% due 07/25/2046 ^•	15	19
3.786% due 11/25/2030 ~	118	117
6.268% due 07/25/2036 þ	2,563	983

Wells Fargo Commercial Mortgage Trust
1.903% due 10/15/2045 ~(a)	33,422	938

Wells Fargo Mortgage-Backed Securities Trust
3.121% due 07/25/2034 ~	14	14

Total Non-Agency Mortgage-Backed Securities (Cost $221,592)		224,110

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	133

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.9%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	$768	$620

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •	166	94
0.808% due 11/25/2035 •	955	957
0.848% due 08/25/2030 •	7	7
1.198% due 07/25/2034 •	421	421

AFC Home Equity Loan Trust
0.958% due 06/25/2029 •	171	142

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •	140	137

AMRESCO Residential Securities Corp. Mortgage Loan Trust
0.778% due 09/25/2028 •	84	84
1.088% due 06/25/2029 •	181	171

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.638% due 10/25/2035 •	7,500	7,420

Asset-Backed Funding Certificates Trust
0.848% due 06/25/2034 •	161	157
1.168% due 03/25/2032 •	288	286

Asset-Backed Securities Corp. Home Equity Loan Trust
0.228% due 05/25/2037 •	1	1
0.672% due 06/15/2031 •	183	173
1.093% due 09/25/2034 •	2,410	2,404

Atrium Corp.
1.088% due 04/22/2027 •	2,472	2,461

B&M CLO Ltd.
1.001% due 04/16/2026 •	101	101

Bayview Financial Acquisition Trust
0.495% due 05/28/2037 •	1,187	1,100

Bear Stearns Asset-Backed Securities Trust
0.548% due 09/25/2046 •	822	794
1.123% due 02/25/2034 •	362	348
1.348% due 10/25/2032 •	79	79
1.648% due 11/25/2042 •	265	260
3.554% due 06/25/2043 ~	14	15

Benefit Street Partners CLO Ltd.
1.522% due 01/20/2029 •	14,500	14,432

Brookside Mill CLO Ltd.
1.093% due 01/17/2028 •	2,621	2,600

CDC Mortgage Capital Trust
1.198% due 01/25/2033 •	231	232

Centex Home Equity Loan Trust
0.448% due 01/25/2032 •	84	82
0.998% due 01/25/2032 •	256	257

Chase Funding Trust
0.748% due 07/25/2033 •	21	20
0.788% due 08/25/2032 •	418	402
0.808% due 11/25/2032 •	225	223

CIFC Funding Ltd.
1.105% due 10/25/2027 •	4,244	4,212

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •	192	192
1.123% due 12/25/2031 •	224	221

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	3,546	3,562

Citigroup Global Markets Mortgage Securities, Inc.
1.498% due 01/25/2032 •	326	326
6.930% due 08/25/2028	35	35

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •	193	163

Citigroup Mortgage Loan Trust, Inc.
0.418% due 08/25/2036 •	2,904	2,880

Columbia Cent CLO Ltd.
1.395% due 10/25/2028 •	12,300	12,253

Conseco Finance Home Equity Loan Trust
1.652% due 05/15/2032 •	95	95

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 •	1,325	1,202
0.348% due 09/25/2037 •	713	625
1.148% due 09/25/2032 •	1,314	1,284

Countrywide Asset-Backed Certificates Trust
1.048% due 10/25/2047 •	1,248	1,218

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.508% due 05/25/2044 •	$111	$110
0.888% due 08/25/2032 •	135	130

Credit-Based Asset Servicing & Securitization LLC
1.248% due 04/25/2032 •	30	30

Credit-Based Asset Servicing & Securitization Trust
0.218% due 01/25/2037 ^•	296	118

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •	384	385

Delta Funding Home Equity Loan Trust
0.972% due 09/15/2029 •	12	11

Ellington Loan Acquisition Trust
1.198% due 05/25/2037 •	1,541	1,534
1.248% due 05/25/2037 •	649	645

EMC Mortgage Loan Trust
0.888% due 05/25/2040 •	201	196

Encore Credit Receivables Trust
0.838% due 07/25/2035 •	2,947	2,848

EquiFirst Mortgage Loan Trust
0.628% due 01/25/2034 •	103	99

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	397	72

Fremont Home Loan Trust
0.415% due 08/25/2036 •	7,058	3,170

Gallatin CLO Ltd.
1.321% due 01/21/2028 •	8,611	8,553
1.575% (US0003M + 1.050%) due 07/15/2027 ~	6,008	5,994

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •	42	26

GMAC Mortgage Corp. Home Equity Loan Trust
0.655% due 01/25/2029 •	24	22

GSAMP Trust
0.288% due 12/25/2036 •	1,128	705
0.448% due 10/25/2036 ^•	7,812	420
0.548% due 02/25/2033 •	139	137

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •	867	746

IMC Home Equity Loan Trust
7.520% due 08/20/2028	12	13

Jamestown CLO Ltd.
0.965% due 07/15/2026 •	720	720

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •	8,719	8,666

JPMorgan Mortgage Acquisition Trust
0.228% due 08/25/2036 •	42	24
0.408% due 03/25/2037 •	296	292

LCM LP
1.312% due 10/20/2027 •	1,450	1,438

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	4,805	4,937

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •	62	59
1.198% due 10/25/2034 •	453	445
1.573% due 03/25/2032 •	323	320

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •	8,961	8,887

Marathon CLO Ltd.
1.117% due 11/21/2027 •	1,935	1,918

MASTR Asset-Backed Securities Trust
0.898% due 12/25/2034 ^•	628	619

Merrill Lynch Mortgage Investors Trust
0.208% due 10/25/2037 ^•	1,458	626
0.228% due 09/25/2037 •	223	130
0.868% due 06/25/2035 •	246	241

MESA Trust
0.948% due 12/25/2031 •	224	223

Mid-State Trust
6.340% due 12/15/2036	364	386
7.791% due 03/15/2038	608	668

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	261	126
5.750% due 04/25/2037 ^~	635	404
6.000% due 02/25/2037 ^~	1,151	916

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO Ltd.
1.086% due 10/13/2027 •	$3,874	$3,835
1.361% due 10/16/2029 •	6,200	6,186

Nassau Ltd.
1.425% due 10/15/2029 •	8,000	7,970

NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •	2,054	1,529

OCP CLO Ltd.
1.065% due 10/26/2027 •	4,663	4,640
1.123% due 04/17/2027 •	460	460

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	653	462
0.928% due 02/25/2035 •	3,352	3,299

Option One Mortgage Loan Trust Asset-Backed Certificates
0.838% due 11/25/2035 •	400	388

OZLM Ltd.
1.318% due 04/30/2027 •	2,276	2,272
1.348% due 07/30/2027 •	6,924	6,873

Palmer Square Loan Funding Ltd.
1.180% due 11/15/2026 •	1,893	1,888
1.242% due 04/20/2027 •	4,118	4,111

Renaissance Home Equity Loan Trust
0.508% due 11/25/2034 •	165	152
0.908% due 12/25/2032 •	21	20
1.028% due 08/25/2033 •	213	203
1.348% due 08/25/2032 •	471	470

Residential Asset Mortgage Products Trust
0.448% due 03/25/2036 •	141	139
0.778% due 09/25/2035 •	1,829	1,750

Residential Asset Securities Corp. Trust
0.728% due 06/25/2033 •	62	56

Residential Mortgage Loan Trust
1.648% due 09/25/2029 •	49	49

SACO Trust
0.668% due 06/25/2036 ^•	82	80

Saxon Asset Securities Trust
0.828% due 12/26/2034 •	190	190

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•	2,314	760

SLM Student Loan Trust
1.450% due 12/15/2033 •	2,425	2,359
1.745% due 04/25/2023 •	11,226	11,026

SMB Private Education Loan Trust
0.982% due 09/15/2037 •	10,000	9,921

Sound Point CLO Ltd.
1.162% due 01/20/2028 •	1,789	1,778

Soundview Home Loan Trust
0.208% due 11/25/2036 •	69	29

Specialty Underwriting & Residential Finance Trust
1.348% due 10/25/2035 •	326	316

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	833	829

Structured Asset Investment Loan Trust
0.808% due 04/25/2035 •	498	498
1.078% due 06/25/2035 •	11,234	10,776
1.123% due 09/25/2034 •	484	479
1.423% due 12/25/2034 •	976	945
1.573% due 04/25/2034 •	58	59

Structured Asset Securities Corp. Trust
0.608% due 09/25/2035 •	877	858

Symphony CLO Ltd.
1.155% due 04/15/2028 •	2,087	2,074

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •	764	760

TICP CLO Ltd.
1.112% due 04/20/2028 •	8,835	8,817

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	15,118	16,036

Tralee CLO Ltd.
1.382% due 10/20/2028 •	7,800	7,734
1.592% due 07/20/2029 •	12,631	12,574

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	521	517

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UPS Capital Business Credit
2.345% due 04/15/2026 •	$75	$2

Utah State Board of Regents
0.925% due 01/25/2057 •	10,074	10,049

Venture CLO Ltd.
1.095% due 04/15/2027 •	4,721	4,699
1.155% due 04/15/2027 •	9,596	9,509
1.155% due 07/15/2027 •	4,048	4,027
1.286% due 08/28/2029 •	9,000	8,944
1.408% due 10/22/2031 •	7,000	6,997

Voya CLO Ltd.
0.965% due 07/25/2026 •	2,068	2,066

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.778% due 04/25/2034 •	410	404

Zais CLO Ltd.
1.425% due 04/15/2028 •	6,960	6,959

Total Asset-Backed Securities (Cost $323,054)		312,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (f) 0.0%
		$1,109

U.S. TREASURY BILLS 0.4%
0.091% due 10/08/2020 - 01/07/2021 (d)(e)(j)	$9,216	9,215

Total Short-Term Instruments (Cost $10,323)		10,324

Total Investments in Securities (Cost $6,059,498)		6,107,182

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	5,085,513	$50,148

Total Short-Term Instruments (Cost $50,147)		50,148

Total Investments in Affiliates (Cost $50,147)		50,148

Total Investments 273.5% (Cost $6,109,645)		$6,157,330

Financial Derivative Instruments (h)(i) 0.1% (Cost or Premiums, net $(23,225))		1,955

Other Assets and Liabilities, net (173.6)%		(3,907,645)

Net Assets 100.0%		$2,251,640

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,109	U.S. Treasury Notes 2.125% due 08/15/2021	$(1,131)	$1,109	$1,109

Total Repurchase Agreements						$(1,131)	$1,109	$1,109

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.190%	09/14/2020	10/14/2020	$(156,169)	$(156,183)
JPS	0.200	09/21/2020	10/14/2020	(91,515)	(91,521)
	0.200	09/21/2020	10/21/2020	(17,199)	(17,199)

Total Reverse Repurchase Agreements					$(264,903)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	135

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (9.6)%
Ginnie Mae, TBA	2.500%	10/01/2050	$2,000	$(2,098)	$(2,100)
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2050	100,890	(106,149)	(105,694)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2035	17,700	(18,719)	(18,773)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	46,800	(49,991)	(49,963)
Uniform Mortgage-Backed Security, TBA	5.500	11/01/2050	34,800	(38,666)	(38,658)

Total Short Sales (9.6)%				$(215,623)	$(215,188)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(156,183)	$0	$(156,183)	$160,625	$4,442
FICC	1,109	0	0	1,109	(1,131)	(22)
JPS	0	(108,720)	0	(108,720)	111,836	3,116

Total Borrowings and Other Financing Transactions	$1,109	$(264,903)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(264,903)	$0	$0	$(264,903)

Total Borrowings	$0	$(264,903)	$0	$0	$(264,903)

Payable for reverse repurchase agreements					$(264,903)

(g)	Securities with an aggregate market value of $272,890 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(157,632) at a weighted average interest rate of 0.598%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	1,749	$(220,429)	$(292)	$177	$0
U.S. Treasury 10-Year Note December Futures	12/2020	2,812	(392,362)	(697)	703	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	209	(46,359)	(719)	418	0

Total Futures Contracts				$(1,708)	$1,298	$0

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	53,100	$(795)	$(2,045)	$(2,840)	$7	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/12/2023		29,400	(277)	(1,277)	(1,554)	3	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		14,900	(703)	(610)	(1,313)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		36,000	(586)	(1,087)	(1,673)	27	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		123,800	(11,027)	(8,284)	(19,311)	156	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		13,300	(1,020)	(976)	(1,996)	20	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		16,200	(785)	(93)	(878)	28	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		79,600	(3,143)	(1,267)	(4,410)	214	0
Receive(1)	3-Month USD-LIBOR	0.695	Semi-Annual	12/16/2030		2,700	0	14	14	8	0
Receive(1)	3-Month USD-LIBOR	0.697	Semi-Annual	12/16/2030		1,300	0	7	7	4	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		7,800	(352)	160	(192)	23	0

Total Swap Agreements							$(18,688)	$(15,458)	$(34,146)	$492	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,298	$492	$1,790	$0	$0	$0	$0

Cash of $19,661 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.068%	02/08/2021	12,500	$44	$66

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	32,700	258	52

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.895	11/05/2020	19,600	82	37

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.585	08/06/2021	12,500	53	60
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.461	08/31/2021	97,900	67	37
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.500	11/05/2020	27,100	135	18
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.381	02/10/2021	14,500	24	28
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	55,200	342	87

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.530	11/05/2020	34,000	192	31

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.413	08/20/2021	20,800	12	8
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.420	08/23/2021	105,000	74	41
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.446	08/31/2021	104,500	73	41
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	12,000	78	19

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.561	12/07/2020	35,700	212	132

							$1,646	$657

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2050	$74.500	12/07/2020	40,000	$2	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2050	75.500	10/07/2020	30,000	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	137

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$57.500	10/07/2020	255,000	$10	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	57.500	11/05/2020	320,000	13	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	60.000	11/05/2020	187,000	7	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	62.000	10/07/2020	50,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2050	62.000	11/05/2020	38,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2050	66.000	11/05/2020	10,000	0	0

JPM	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2050	73.000	10/07/2020	7,000	0	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2050	78.000	10/07/2020	150,000	6	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	71.000	10/07/2020	350,000	14	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	71.000	11/05/2020	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	72.000	10/07/2020	138,000	5	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2050	74.000	10/07/2020	50,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2050	76.000	10/07/2020	237,400	9	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 10/01/2050	76.000	10/07/2020	29,000	1	0

SAL	Put - OTC Ginnie Mae, TBA 4.000% due 10/01/2050	65.000	10/14/2020	93,000	4	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	135.000	11/05/2020	10,000	0	1
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	65.000	10/07/2020	323,000	13	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2050	65.000	11/05/2020	142,000	6	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2050	65.000	10/07/2020	193,000	8	0

					$105	$1

Total Purchased Options					$1,751	$658

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.080%	10/07/2020	78,000	$(67)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.580	10/07/2020	78,000	(66)	0

							$(133)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	11,500	$(84)	$(47)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	55,500	(425)	(135)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	53,500	(351)	(127)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	62,700	(460)	(449)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	57,000	(448)	(338)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	43,100	(182)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	54,200	(178)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	29,900	(98)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	49,400	(154)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	42,600	(136)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	48,000	(193)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	48,000	(193)	(44)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.469	11/02/2020	1,000	(5)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	8,100	(15)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	30,500	(43)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	24,000	(101)	(30)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	49,500	(278)	(222)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	36,600	(160)	(354)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	34,000	(132)	(131)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	37,000	(93)	(65)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	20,500	(141)	(96)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	21,000	(95)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	45,000	(162)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	21,300	(71)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	30,500	(100)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	50,000	(156)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	25,250	(68)	(93)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	45,000	(106)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	12,200	(24)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	24,000	(71)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	28,000	(123)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	47,500	(316)	(431)

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	$102.438	11/05/2020	25,500	$(187)	$(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.031	11/05/2020	8,500	(39)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	28,000	(79)	(58)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	24,000	(49)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	29,000	(109)	(119)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	12,500	(47)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	29,000	(59)	(60)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	12,500	(23)	(22)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	35,500	(200)	(35)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	35,500	(166)	(135)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	8,100	(15)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	103.969	11/05/2020	5,000	(17)	(5)

					$(6,152)	$(3,269)

Total Written Options					$(6,285)	$(3,269)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(2)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$79	$0	$0	$0	$0

UAG	Merrill Lynch Mortgage Trust 5.603% due 06/12/2043 «	(1.080)	Monthly	06/12/2043	3,560	0	3,560	3,560	0

						$0	$3,560	$3,560	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(3)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950%	Monthly	11/25/2034	$3	$(3)	$3	$0	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.700%	Quarterly	11/18/2020	$210,000	$0	$(285)	$0	$(285)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Quarterly	12/16/2020	195,000	0	(322)	0	(322)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Quarterly	12/18/2020	95,000	0	(167)	0	(167)

							$0	$(774)	$0	$(774)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	528,163	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	3,433	$0	$(9)	$0	$(9)

SAL	Pay	IOS.FN.550.08 Index	34,991	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2039		193	0	(1)	0	(1)

									$0	$(10)	$0	$(10)

Total Swap Agreements									$(3)	$2,779	$3,560	$(784)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	139

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$66	$0	$66	$0	$0	$0	$0	$66	$0	$66
BPS	0	52	0	52	0	0	0	0	52	0	52
BRC	0	0	0	0	0	0	0	0	0	(50)	(50)
CBK	0	37	0	37	0	0	0	0	37	0	37
DUB	0	230	0	230	0	0	(9)	(9)	221	(550)	(329)
FAR	0	31	0	31	0	(1,194)	0	(1,194)	(1,163)	1,150	(13)
GLM	0	109	0	109	0	0	0	0	109	(260)	(151)
GSC	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
GST	0	0	0	0	0	0	0	0	0	9	9
JPM	0	0	0	0	0	(1,888)	0	(1,888)	(1,888)	1,618	(270)
JPS	0	0	0	0	0	0	(774)	(774)	(774)	151	(623)
MYC	0	132	0	132	0	0	0	0	132	(80)	52
SAL	0	1	0	1	0	(176)	(1)	(177)	(176)	262	86
UAG	0	0	3,560	3,560	0	0	0	0	3,560	(3,610)	(50)

Total Over the Counter	$0	$658	$3,560	$4,218	$0	$(3,269)	$(784)	$(4,053)

(j)

Securities with an aggregate market value of $3,190 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,298	$1,298
Swap Agreements	0	0	0	0	492	492

	$0	$0	$0	$0	$1,790	$1,790

Over the counter
Purchased Options	$0	$0	$0	$0	$658	$658
Swap Agreements	0	3,560	0	0	0	3,560

	$0	$3,560	$0	$0	$658	$4,218

	$0	$3,560	$0	$0	$2,448	$6,008

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$3,269	$3,269
Swap Agreements	0	0	0	0	784	784

	$0	$0	$0	$0	$4,053	$4,053

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	1,017	1,017
Swap Agreements	0	0	0	0	(17,317)	(17,317)

	$0	$0	$0	$0	$(16,302)	$(16,302)

Over the counter
Purchased Options	$0	$0	$0	$0	$(3,535)	$(3,535)
Written Options	0	0	0	0	8,707	8,707
Swap Agreements	0	1,060	0	0	(523)	537

	$0	$1,060	$0	$0	$4,649	$5,709

	$0	$1,060	$0	$0	$(11,653)	$(10,593)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,186)	$(1,186)
Swap Agreements	0	0	0	0	19,424	19,424

	$0	$0	$0	$0	$18,238	$18,238

Over the counter
Purchased Options	$0	$0	$0	$0	$(791)	$(791)
Written Options	0	0	0	0	5,982	5,982
Swap Agreements	0	(534)	0	0	(1,295)	(1,829)

	$0	$(534)	$0	$0	$3,896	$3,362

	$0	$(534)	$0	$0	$22,134	$21,600

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	141

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$191	$0	$191
Industrials	0	1,203	0	1,203
Municipal Bonds & Notes
Texas	0	3,902	0	3,902
U.S. Government Agencies	0	5,554,794	78	5,554,872
Non-Agency Mortgage-Backed Securities	0	217,711	6,399	224,110
Asset-Backed Securities	0	312,580	0	312,580
Short-Term Instruments
Repurchase Agreements	0	1,109	0	1,109
U.S. Treasury Bills	0	9,215	0	9,215

	$0	$6,100,705	$6,477	$6,107,182

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$50,148	$0	$0	$50,148

Total Investments	$50,148	$6,100,705	$6,477	$6,157,330

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(215,188)	$0	$(215,188)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,298	492	0	1,790
Over the counter	0	658	3,560	4,218

	$1,298	$1,150	$3,560	$6,008

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3,568)	$(485)	$(4,053)

Total Financial Derivative Instruments	$1,298	$(2,418)	$3,075	$1,955

Totals	$51,446	$5,883,099	$9,552	$5,944,097

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Municipal Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.4%

CORPORATE BONDS & NOTES 1.5%

INDUSTRIALS 1.5%

Northwell Healthcare, Inc.
4.260% due 11/01/2047	$2,000	$2,299

Total Corporate Bonds & Notes (Cost $2,039)		2,299

MUNICIPAL BONDS & NOTES 90.8%

ARIZONA 1.0%

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,250	1,497

CALIFORNIA 4.4%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,566

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,380	1,469

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,279

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	2,227

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	145	177

		6,718

COLORADO 0.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038	1,000	1,162

CONNECTICUT 5.0%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2033	1,000	1,297

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,500	3,067

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	3,240

		7,604

FLORIDA 6.9%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,241

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,712

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,888

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	1,121

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,206

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	2,000	2,195

		10,363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HAWAII 1.2%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	$1,500	$1,749

ILLINOIS 12.8%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.572% due 01/01/2054	2,500	3,194

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,189
5.250% due 01/01/2028	2,000	2,118

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,245

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	1,020

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,151

Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	6,447

		19,364

LOUISIANA 1.2%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2040	1,500	1,765

MASSACHUSETTS 1.6%
Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,258

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	1,000	1,199

		2,457

MICHIGAN 4.7%

Michigan Finance Authority Revenue Bonds, Series 2013
4.000% due 12/01/2038	2,000	2,317

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	3,486

Michigan Trunk Line State Revenue Bonds, Series 2020
5.000% due 11/15/2031	1,000	1,369

		7,172

MINNESOTA 2.0%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	3,014

NEVADA 1.4%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,167

NEW HAMPSHIRE 1.0%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	1,000	1,454

NEW JERSEY 1.8%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	$1,500	$1,566

		2,694

NEW YORK 11.4%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	1,000	1,029

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	1,130	1,107

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2038	1,000	1,226
5.000% due 08/01/2042	6,100	7,430

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	2,000	2,103

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	793

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,243

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	2,000	2,283

		17,214

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	379

PENNSYLVANIA 10.7%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
5.000% due 11/01/2047	2,000	2,135

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
3.532% due 06/01/2042	2,000	2,119

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,793

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,353

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	678

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,184

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,954

		16,216

TENNESSEE 3.3%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,510

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,535

		5,045

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	143

Schedule of Investments PIMCO Municipal Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 13.9%

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	$3,000	$3,773

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,816

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,739

North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,573

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	3,035

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,543

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,143

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	3,000	3,529

University of Houston, Texas Revenue Bonds, Series 2017
4.000% due 02/15/2039	1,690	1,870

		21,021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.3%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	$2,500	$2,776

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,714

		6,490

WISCONSIN 1.1%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,663

Total Municipal Bonds & Notes (Cost $126,238)		137,208

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (a) 0.1%
		111

Total Short-Term Instruments (Cost $111)		111

Total Investments in Securities (Cost $128,388)		139,618

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.6%

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%

PIMCO Short-Term Floating NAV Portfolio III	1,006,895	$9,929

Total Short-Term Instruments (Cost $9,922)		9,929

Total Investments in Affiliates (Cost $9,922)		9,929

Total Investments 99.0% (Cost $138,310)		$149,547

Other Assets and Liabilities, net 1.0%		1,564

Net Assets 100.0%		$151,111

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$111	U.S. Treasury Notes 2.125% due 08/15/2021	$(113)	$111	$111

Total Repurchase Agreements						$(113)	$111	$111

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$111	$0	$0	$111	$(113)	$(2)

Total Borrowings and Other Financing Transactions	$111	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$2,299	$0	$2,299
Municipal Bonds & Notes
Arizona	0	1,497	0	1,497
California	0	6,718	0	6,718
Colorado	0	1,162	0	1,162
Connecticut	0	7,604	0	7,604
Florida	0	10,363	0	10,363
Hawaii	0	1,749	0	1,749
Illinois	0	19,364	0	19,364
Louisiana	0	1,765	0	1,765
Massachusetts	0	2,457	0	2,457
Michigan	0	7,172	0	7,172
Minnesota	0	3,014	0	3,014
Nevada	0	2,167	0	2,167
New Hampshire	0	1,454	0	1,454
New Jersey	0	2,694	0	2,694

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
New York	$0	$17,214	$0	$17,214
Ohio	0	379	0	379
Pennsylvania	0	16,216	0	16,216
Tennessee	0	5,045	0	5,045
Texas	0	21,021	0	21,021
Washington	0	6,490	0	6,490
Wisconsin	0	1,663	0	1,663
Short-Term Instruments
Repurchase Agreements	0	111	0	111

	$0	$139,618	$0	$139,618

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,929	$0	$0	$9,929

Total Investments	$9,929	$139,618	$0	$149,547

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	145

Schedule of Investments PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.3%

U.S. TREASURY OBLIGATIONS 172.3%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	$7,565	$7,795
0.250% due 01/15/2025	33	35
0.250% due 02/15/2050	282	333
0.375% due 07/15/2025	649	705
0.375% due 01/15/2027	10,724	11,804
0.500% due 04/15/2024 (c)	10,272	10,907
0.625% due 07/15/2021	1,724	1,750
0.625% due 04/15/2023	9,178	9,600
0.625% due 01/15/2024	966	1,027
0.625% due 02/15/2043	338	416
0.750% due 07/15/2028	1,754	2,022
0.750% due 02/15/2042	3,439	4,325
1.000% due 02/15/2048	2,206	3,041
1.375% due 02/15/2044	445	632
1.750% due 01/15/2028 (c)	20,241	24,661
2.125% due 02/15/2041	5,915	9,185
3.625% due 04/15/2028 (c)	11,084	15,201
3.875% due 04/15/2029	2,848	4,095

Total U.S. Treasury Obligations (Cost $99,053)		107,534

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •	$146	$145

Merrill Lynch Mortgage Investors Trust
0.568% due 07/25/2030 •	696	669

Total Non-Agency Mortgage-Backed Securities (Cost $801)		814

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
		465

Total Short-Term Instruments (Cost $465)		465

Total Investments in Securities (Cost $100,319)		108,813

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	137,089	$1,352

Total Short-Term Instruments (Cost $1,351)		1,352

Total Investments in Affiliates (Cost $1,351)		1,352

Total Investments 176.5% (Cost $101,670)		$110,165

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $(354))		(1)

Other Assets and Liabilities, net (76.5)%		(47,737)

Net Assets 100.0%		$62,427

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$465	U.S. Treasury Notes 2.125% due 08/15/2021	$(474)	$465	$465

Total Repurchase Agreements						$(474)	$465	$465

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.170%	08/10/2020	10/09/2020	$(9,787)	$(9,790)
	0.170	09/21/2020	10/05/2020	(38,497)	(38,498)

Total Reverse Repurchase Agreements					$(48,288)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(48,288)	$0	$(48,288)	$48,097	$(191)
FICC	465	0	0	465	(474)	(9)

Total Borrowings and Other Financing Transactions	$465	$(48,288)	$0

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(48,288)	$0	$0	$(48,288)

Total Borrowings	$0	$(48,288)	$0	$0	$(48,288)

Payable for reverse repurchase agreements					$(48,288)

(c)	Securities with an aggregate market value of $48,097 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(76,538) at a weighted average interest rate of 0.598%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	10/2020	JPY	3,607	$34	$0	$0

HUS	10/2020		2,288	22	0	0

MYI	10/2020		2,153	20	0	0

TOR	10/2020		2,593	25	0	0

UAG	10/2020		3,959	37	0	(1)

Total Forward Foreign Currency Contracts					$0	$(1)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount(2)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	$(206)	$0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	7,100	(131)	0

Total Written Options						$(354)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
UAG	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)

(1)	YOY options may have a series of expirations.
(2)	Notional Amount represents the number of contracts.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	147

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13)	$0	$(13)
Written Options	0	0	0	0	764	764

	$0	$0	$0	$(13)	$764	$751

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11
Written Options	0	0	0	0	(706)	(706)

	$0	$0	$0	$11	$(706)	$(695)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$107,534	$0	$107,534
Non-Agency Mortgage-Backed Securities	0	814	0	814
Short-Term Instruments
Repurchase Agreements	0	465	0	465

	$0	$108,813	$0	$108,813

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,352	$0	$0	$1,352

Total Investments	$1,352	$108,813	$0	$110,165

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$1,352	$108,812	$0	$110,164

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.4%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(b)	$2,000	$26

INDUSTRIALS 0.1%

UAL Pass-Through Trust
6.636% due 01/02/2024	533	504

Total Corporate Bonds & Notes (Cost $1,579)		530

U.S. GOVERNMENT AGENCIES 48.0%

Fannie Mae
0.235% due 12/25/2036 •	68	68
0.268% due 03/25/2034 •	37	37
0.348% due 05/25/2035 •	9	9
0.370% due 03/25/2022 •	1	1
0.448% due 01/25/2034 •	14	14
0.498% due 05/25/2042 •	17	17
0.525% due 09/25/2042 •	158	159
0.548% due 06/25/2029 - 12/25/2033 •	37	36
0.550% due 05/18/2032 •	34	34
0.588% due 05/25/2036 •	7	7
0.598% due 10/25/2030 •	18	18
0.600% due 10/18/2030 •	27	27
0.612% due 09/17/2027 •	22	22
0.648% due 08/25/2031 - 01/25/2033 •	44	45
0.650% due 11/18/2030 •	25	25
0.698% due 12/25/2030 •	18	18
0.775% due 12/25/2023 •	58	58
0.798% due 10/25/2022 - 11/25/2031 •	35	35
0.848% due 04/25/2032 •	26	27
0.875% due 09/25/2022 •	1	1
0.898% due 05/25/2022 •	10	10
0.978% due 01/25/2022 •	1	1
1.148% due 12/25/2023 - 04/25/2032 •	84	85
1.298% due 04/25/2023 - 10/25/2023 •	22	22
1.348% due 05/25/2022 - 01/25/2024 •	31	32
1.661% due 08/01/2028 •	103	104
1.788% due 03/25/2027 ~	23	23
1.853% due 04/25/2023 •	2	2
1.859% due 03/25/2027 ~	12	12
1.900% due 06/01/2033 •	123	123
1.932% due 07/01/2027 - 11/01/2040 •	21	20
1.945% due 02/01/2037 •	23	24
1.950% due 01/01/2033 •	3	3
1.965% due 10/01/2032 •	37	37
1.990% due 07/01/2022 - 08/01/2032 •	3	3
2.000% due 10/01/2024 •	1	1
2.004% due 02/01/2035 •	27	28
2.131% due 07/01/2034 •	81	84
2.156% due 08/01/2033 •	1	1
2.188% due 07/01/2033 •	192	192
2.210% due 07/01/2035 •	12	12
2.223% due 01/01/2035 •	2	3
2.241% due 07/01/2035 •	9	9
2.254% due 01/01/2035 •	14	14
2.272% due 08/01/2035 •	73	74
2.280% due 07/01/2035 •	140	141
2.285% due 07/01/2034 •	26	26
2.290% due 12/01/2032 •	16	16
2.293% due 07/01/2034 •	86	89
2.354% due 09/01/2033 •	19	19
2.365% due 08/01/2024 - 12/01/2035 •	201	202
2.371% due 07/01/2042 - 07/01/2044 •	335	337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.390% due 06/01/2035 •	$40	$40
2.393% due 03/01/2034 •	235	237
2.400% due 05/01/2030 •	16	16
2.421% due 09/01/2041 •	19	19
2.435% due 07/01/2037 •	40	40
2.438% due 05/01/2034 •	7	7
2.441% due 07/01/2035 •	1	1
2.455% due 09/01/2033 •	7	7
2.470% due 07/01/2035 •	7	7
2.486% due 09/01/2036 •	1	1
2.499% due 09/01/2033 •	30	31
2.500% due 11/01/2036 •	145	146
2.518% due 09/01/2035 •	68	68
2.520% due 07/01/2033 •	35	35
2.565% due 05/01/2035 •	91	92
2.571% due 01/01/2035 - 09/01/2040 •	44	46
2.578% due 12/01/2032 •	85	86
2.580% due 08/01/2033 •	9	9
2.590% due 05/01/2034 •	85	86
2.598% due 07/01/2035 •	16	17
2.599% due 05/01/2032 •	25	25
2.625% due 06/01/2034 •	1	1
2.626% due 07/01/2037 •	52	55
2.633% due 06/01/2035 •	11	11
2.641% due 06/01/2030 •	1	1
2.649% due 09/01/2034 •	25	25
2.654% due 10/01/2034 •	43	43
2.690% due 08/01/2035 - 08/01/2037 •	351	354
2.694% due 10/01/2035 •	12	12
2.697% due 05/01/2035 •	35	35
2.700% due 06/01/2030 •	3	3
2.711% due 04/01/2028 •	26	26
2.720% due 06/01/2034 •	100	100
2.737% due 11/01/2034 •	2	2
2.740% due 07/01/2033 •	69	69
2.741% due 11/01/2033 •	94	95
2.747% due 06/01/2036 •	24	24
2.792% due 10/01/2032 •	14	14
2.797% due 02/01/2034 •	113	114
2.866% due 05/01/2033 •	7	7
2.927% due 11/01/2035 •	23	23
3.010% due 11/01/2035 •	9	9
3.020% due 08/01/2033 •	99	99
3.026% due 04/01/2037 •	1	1
3.103% due 05/01/2036 •	37	39
3.109% due 04/01/2034 •	16	16
3.161% due 11/01/2035 •	23	23
3.163% due 04/01/2033 - 09/01/2033 •	55	55
3.207% due 10/01/2035 •	58	58
3.232% due 04/01/2040 •	158	166
3.234% due 05/01/2036 •	48	50
3.238% due 11/01/2033 •	116	122
3.241% due 07/01/2033 •	3	3
3.341% due 06/01/2037 •	13	13
3.360% due 05/01/2036 •	67	69
3.366% due 11/01/2034 - 02/01/2035 •	12	13
3.379% due 02/01/2032 •	8	8
3.400% due 11/01/2022 •	1	1
3.402% due 05/01/2033 •	26	26
3.416% due 04/01/2035 •	5	5
3.428% due 03/01/2035 •	60	60
3.441% due 02/01/2034 - 02/01/2035 •	44	46
3.445% due 04/01/2034 •	21	21
3.448% due 10/01/2034 •	12	12
3.495% due 02/01/2035 •	83	84
3.503% due 04/01/2033 •	8	8
3.519% due 12/01/2034 •	8	9
3.538% due 04/01/2033 •	1	1
3.566% due 12/01/2034 •	33	33
3.569% due 04/01/2035 •	92	93
3.579% due 11/01/2034 •	45	45
3.600% due 01/01/2035 - 01/01/2037 •	22	23
3.603% due 09/01/2035 •	33	34
3.610% due 03/01/2033 •	71	72
3.624% due 03/01/2033 •	17	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 05/01/2032 - 06/01/2034 •	$142	$143
3.626% due 01/01/2033 •	8	8
3.630% due 02/01/2034 - 12/01/2036 •	87	90
3.651% due 11/01/2034 •	18	19
3.652% due 01/01/2034 •	2	2
3.655% due 03/01/2034 •	12	12
3.672% due 05/01/2037 •	186	187
3.673% due 11/01/2032 - 12/01/2035 •	5	5
3.675% due 03/01/2035 •	1	1
3.686% due 09/01/2037 •	165	168
3.696% due 03/01/2033 •	3	3
3.699% due 11/01/2034 •	8	8
3.700% due 02/01/2034 - 02/01/2036 •	76	77
3.716% due 11/01/2033 •	31	31
3.730% due 12/01/2035 •	179	179
3.732% due 01/01/2033 •	4	4
3.734% due 01/01/2036 •	1	2
3.737% due 10/01/2033 - 12/01/2035 •	26	26
3.750% due 12/01/2033 - 01/01/2035 •	112	113
3.754% due 04/01/2035 •	16	17
3.774% due 05/01/2036 •	43	44
3.806% due 11/01/2031 •	18	18
3.814% due 12/01/2035 - 12/01/2036 •	15	16
3.817% due 04/01/2035 •	8	8
3.825% due 11/01/2047 •	117	117
3.830% due 01/01/2036 •	4	4
3.835% due 04/01/2035 - 01/01/2036 •	147	155
3.843% due 07/01/2029 •	9	9
3.851% due 02/01/2035 •	20	21
3.855% due 12/01/2025	112	128
3.858% due 12/01/2033 •	14	14
3.867% due 07/01/2026 •	93	93
3.873% due 02/01/2035 •	27	27
3.876% due 03/01/2035 •	62	63
3.885% due 11/01/2043 •	104	104
3.900% due 01/01/2033 •	3	3
3.908% due 08/25/2042 ~	19	19
3.929% due 01/01/2033 •	3	3
3.936% due 09/01/2035 •	62	66
3.945% due 11/01/2033 •	109	109
3.953% due 09/01/2033 •	2	2
3.957% due 11/01/2033 •	19	20
4.005% due 10/01/2033 •	26	26
4.025% due 11/01/2032 •	9	9
4.060% due 03/01/2030	439	522
4.067% due 05/01/2036 •	25	26
4.075% due 10/01/2033 •	108	109
4.103% due 11/01/2026 •	39	39
4.105% due 04/01/2033 •	103	103
4.368% due 09/01/2029 •	39	39
4.381% due 12/01/2030 •	2	2
4.385% due 03/01/2030 •	109	109
4.766% due 08/01/2026	427	496
5.214% due 12/25/2042 ~	95	106
6.000% due 02/25/2044 - 08/25/2044	31	36
6.141% due 09/01/2024 •	169	170
6.250% due 05/25/2042	20	24
6.500% due 07/25/2021 - 01/25/2044	314	369
7.000% due 02/25/2023 - 02/25/2044	26	27
7.500% due 05/01/2028 - 05/25/2042	23	27
8.000% due 08/25/2022 - 10/01/2026	33	34

Freddie Mac
0.248% due 06/25/2029 •	62	62
0.278% due 08/25/2031 •	324	308
0.288% due 09/25/2031 •	185	183
0.452% due 03/15/2036 •	2	2
0.502% due 02/15/2029 - 03/15/2029 •	31	30

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	149

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.548% due 05/25/2043 •	$867	$875
0.552% due 07/15/2026 - 01/15/2033 •	83	83
0.602% due 03/15/2024 - 08/15/2029 •	65	65
0.652% due 05/15/2023 - 01/15/2032 •	60	60
0.702% due 08/15/2029 - 03/15/2032 •	77	77
0.752% due 08/15/2022 - 12/15/2031 •	65	66
0.762% due 03/15/2023 •	14	14
1.780% due 09/01/2037 •	229	230
1.990% due 01/01/2030 •	20	20
2.202% due 07/15/2035 •	1,900	1,917
2.219% due 10/25/2044 •	423	435
2.350% due 08/01/2033 •	9	9
2.371% due 02/25/2045 •	175	178
2.374% due 12/01/2024 •	28	28
2.405% due 08/01/2035 •	57	59
2.415% due 08/01/2035 •	98	99
2.419% due 07/25/2044 •	2,029	2,089
2.465% due 09/01/2035 •	2	2
2.490% due 09/01/2036 •	202	202
2.500% due 11/01/2029 •	19	19
2.575% due 07/01/2033 •	7	7
2.604% due 11/01/2024 •	11	11
2.625% due 09/01/2035 •	15	16
2.674% due 08/01/2035 •	11	11
2.682% due 07/01/2037 •	81	80
2.695% due 07/01/2033 •	1	1
2.728% due 09/01/2035 •	7	7
2.743% due 07/01/2035 •	13	13
2.754% due 08/01/2023 •	3	3
2.800% due 06/01/2035 •	4	5
2.835% due 08/01/2037 •	76	77
2.921% due 07/01/2035 •	2	2
2.924% due 12/01/2035 •	15	15
2.950% due 10/01/2027 •	9	9
2.979% due 09/01/2034 •	8	8
3.000% due 02/01/2048	7,725	8,093
3.216% due 05/01/2035 •	120	122
3.235% due 11/01/2036 •	2	2
3.261% due 04/01/2036 •	103	103
3.313% due 09/01/2030 •	119	120
3.343% due 01/01/2036 •	4	4
3.349% due 03/01/2035 •	18	18
3.526% due 09/01/2034 •	129	129
3.555% due 05/01/2033 •	1	1
3.625% due 02/01/2037 •	5	5
3.705% due 12/01/2036 •	21	21
3.725% due 04/01/2034 •	47	47
3.747% due 02/01/2035 •	58	58
3.749% due 03/01/2032 •	41	41
3.750% due 04/01/2032 - 03/01/2036 •	292	293
3.755% due 03/01/2036 •	92	98
3.780% due 03/01/2036 •	129	130
3.811% due 01/01/2035 •	3	3
3.855% due 11/01/2036 •	262	262
3.856% due 01/01/2034 •	81	81
3.870% due 02/01/2036 •	11	11
3.884% due 12/01/2034 •	2	3
3.886% due 12/01/2032 •	8	8
3.910% due 02/01/2036 •	1	1
3.925% due 01/01/2037 •	4	4
3.927% due 01/01/2036 •	17	18
4.017% due 11/01/2033 •	22	24
4.024% due 04/01/2034 •	3	3
4.030% due 11/01/2036 •	4	4
4.043% due 01/01/2030 •	77	77
4.055% due 11/01/2033 •	73	75
4.087% due 03/01/2035 •	46	47
4.110% due 02/01/2036 •	9	9
4.165% due 11/01/2034 - 07/01/2036 •	215	216
4.289% due 04/01/2030 •	176	177
4.368% due 09/01/2035 •	45	45
4.500% due 04/15/2032	208	233
5.065% due 01/01/2027 •	19	19
5.500% due 10/15/2032	8	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2029 - 05/01/2035	$25	$30
6.250% due 12/15/2023	2	2
7.000% due 10/15/2022 - 07/15/2027	26	29
8.500% due 11/15/2021	2	2

Ginnie Mae
1.249% due 09/20/2067 •	10,191	10,414
2.875% due 04/20/2033 •	31	32
3.000% (H15T1Y + 1.500%) due 02/20/2025 ~	4	4
3.000% due 01/20/2027 - 01/20/2030 •	113	117
3.125% due 10/20/2029 - 12/20/2045 •	580	604
3.250% (H15T1Y + 1.500%) due 07/20/2026 ~	5	5
3.250% due 09/20/2029 - 09/20/2045 •	850	885

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 04/01/2030	280	294
3.500% due 11/01/2044 - 02/01/2050	7,002	7,486
4.000% due 06/01/2048 - 09/01/2049	24,258	25,860

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2035 - 11/01/2050	49,400	51,700
3.000% due 10/01/2035 - 11/01/2050	17,900	18,769
3.500% due 11/01/2050	42,200	44,549
4.000% due 11/01/2050	22,500	24,021
4.500% due 10/01/2050	17,000	18,393

Total U.S. Government Agencies (Cost $229,659)		231,370

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Bonds
3.125% due 02/15/2043 (e)	4,730	6,410

Total U.S. Treasury Obligations (Cost $5,492)		6,410

NON-AGENCY MORTGAGE-BACKED SECURITIES 30.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	3,000	3,004

Adjustable Rate Mortgage Trust
0.648% due 10/25/2035 •	2	2
3.106% due 11/25/2035 ^~	132	114
3.320% due 03/25/2035 ~	26	26

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	1,200	1,319

AREIT Trust
2.772% due 04/14/2037 •	2,600	2,637

Ashford Hospitality Trust
1.602% due 06/15/2035 •	400	373
2.002% due 06/15/2035 •	300	273
2.902% due 06/15/2035 •	400	334

BAMLL Commercial Mortgage Securities Trust
1.352% due 03/15/2034 •	100	95
1.752% due 03/15/2034 •	3,170	2,936

Banc of America Alternative Loan Trust
6.000% due 04/25/2036	7	7

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048	1,300	1,448

Banc of America Funding Trust
3.539% due 06/25/2034 ~	132	134
3.615% due 11/20/2035 ^~	223	213
3.676% due 05/25/2035 ~	8,996	9,114
3.766% due 03/20/2035 ~	2	2

Banc of America Mortgage Trust
3.030% due 09/25/2033 ~	62	61
3.252% due 10/25/2035 ^~	50	47
3.407% due 06/25/2034 ~	21	21
3.962% due 11/25/2033 ~	36	34
4.021% due 02/25/2034 ~	309	307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.130% due 01/25/2034 ~	$32	$32
4.297% due 05/25/2033 ~	90	90
4.390% due 01/25/2035 ~	13	13

Bancorp Commercial Mortgage Trust
1.352% due 08/15/2032 •	283	281
1.752% due 08/15/2032 •	1,000	1,001

BBCMS Mortgage Trust
4.314% due 12/15/2051	800	960

BCAP LLC Trust
6.500% due 02/26/2036 ~	1,440	1,385

BDS Ltd.
1.450% due 09/15/2035 •	1,500	1,507

Bear Stearns Adjustable Rate Mortgage Trust
3.313% due 10/25/2033 ~	9	9
3.428% due 07/25/2034 ~	23	23
3.540% due 01/25/2034 ~	252	257
3.682% due 02/25/2033 ~	4	4
3.699% due 01/25/2035 ~	33	34
3.751% due 02/25/2033 ~	3	3
3.850% due 02/25/2034 ~	51	51
3.884% due 02/25/2034 ~	419	404
4.016% due 04/25/2033 ~	39	41
4.051% due 01/25/2034 ~	85	88
4.379% due 01/25/2035 ~	37	36

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	289	270
0.488% due 08/25/2036 ^•	6	5
3.191% due 11/25/2036 ^~	318	209

CD Mortgage Trust
3.431% due 08/15/2050	400	452

Chase Mortgage Finance Trust
3.503% due 02/25/2037 ~	445	436
3.772% due 12/25/2035 ^~	36	35
3.826% due 12/25/2035 ^~	51	49

CIM Trust
3.015% due 06/25/2057 ~	997	1,017

Citigroup Commercial Mortgage Trust
3.778% due 09/10/2058	900	1,010

Citigroup Mortgage Loan Trust
0.948% due 08/25/2035 ^•	237	217
2.570% due 05/25/2035 •	48	48
3.546% due 03/25/2034 ~	37	37
4.190% due 11/25/2035 •	104	100

Citigroup Mortgage Loan Trust, Inc.
1.464% due 08/25/2034 ~	2	2
3.840% due 09/25/2035 •	78	81

COLT Mortgage Loan Trust
1.255% due 09/25/2065 «~	1,000	1,000

Commercial Mortgage Trust
3.590% due 11/10/2047	1,200	1,311
4.228% due 05/10/2051	1,200	1,433

Countrywide Alternative Loan Trust
0.348% due 06/25/2037 •	1,091	987
2.301% due 08/25/2035 ~	1,636	1,565
2.866% due 06/25/2037 ~	239	30
2.876% due 10/25/2035 ^~	24	21

Countrywide Home Loan Mortgage Pass-Through Trust
0.498% due 08/25/2035 ^•	85	30
2.680% due 08/25/2034 ^~	263	253
3.533% due 12/25/2033 ~	50	49
3.540% due 06/20/2035 ~	95	96
3.735% due 11/25/2034 ~	1,336	1,327
3.793% due 02/20/2036 ^•	30	30
5.500% due 11/25/2035 ^	130	110

Credit Suisse First Boston Mortgage Securities Corp.
3.025% due 11/25/2032 ~	7	8
4.996% due 06/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.932% due 07/25/2033 ~	289	284
3.264% due 07/25/2033 ~	107	107
3.375% due 01/25/2034 ~	250	255
3.437% due 10/25/2033 ~	100	102

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 «~	1,200	1,200

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	200	225

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~	$359	$364

Exantas Capital Corp.
2.675% due 04/17/2037 •	1,000	1,001

Exantas Capital Corp. Ltd.
1.151% due 04/15/2036 •	1,570	1,529

First Horizon Alternative Mortgage Securities Trust
2.748% due 08/25/2034 ~	133	130
3.098% due 07/25/2035 ~	113	89

First Horizon Mortgage Pass-Through Trust
0.418% due 02/25/2035 •	54	50
0.683% due 02/25/2035 •	250	242

FWD Securitization Trust
2.240% due 01/25/2050 ~	595	600

GMAC Mortgage Corp. Loan Trust
3.601% due 11/19/2035 ~	89	81

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	2,013
3.924% due 10/10/2032	1,700	1,663

GSR Mortgage Loan Trust
0.498% due 01/25/2034 •	86	83
2.801% due 06/25/2034 ~	32	31
2.904% due 06/25/2034 ~	8	8
2.930% due 03/25/2033 •	9	9
3.161% due 08/25/2034 ~	66	64
3.337% due 09/25/2034 ~	2,210	2,220
3.664% due 05/25/2035 ~	76	72
3.681% due 09/25/2035 ~	3,691	3,756
6.000% due 03/25/2032	5	5

HarborView Mortgage Loan Trust
0.346% due 02/19/2046 •	635	611
0.596% due 05/19/2035 •	32	30

Impac CMB Trust
0.788% due 08/25/2035 •	1,030	1,013

IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~	12	11

IndyMac Mortgage Loan Trust
0.338% due 09/25/2046 •	367	332
0.928% due 05/25/2034 •	44	41

InTown Hotel Portfolio Trust
0.852% due 01/15/2033 •	600	587
1.202% due 01/15/2033 •	300	292
1.402% due 01/15/2033 •	400	389
2.202% due 01/15/2033 •	1,000	971

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	20	13

JPMorgan Chase Commercial Mortgage Securities Trust
1.002% due 12/15/2036 •	500	491

JPMorgan Mortgage Trust
2.999% due 11/25/2033 ~	8	8
3.044% due 07/25/2035 ~	11	11
3.056% due 09/25/2034 ~	1	1
3.460% due 10/25/2035 ~	184	171
3.462% due 07/25/2035 ~	240	238
3.469% due 11/25/2033 ~	14	14
3.559% due 11/25/2035 ^~	124	117
3.604% due 07/25/2035 ~	219	222
3.631% due 04/25/2035 ~	132	138

Lanark Master Issuer PLC
1.026% due 12/22/2069 •	1,960	1,965

Legacy Mortgage Asset Trust
2.734% due 01/25/2060 «þ	2,000	2,000

MASTR Adjustable Rate Mortgages Trust
2.603% due 02/25/2034 ~	176	163
2.875% due 09/25/2033 ~	120	122
2.947% due 08/25/2034 ~	314	330
3.230% due 11/21/2034 ~	50	51
3.236% due 12/25/2033 ~	62	59
3.364% due 01/25/2036 ~	55	55
3.684% due 08/25/2034 ~	471	463
3.913% due 07/25/2034 ~	801	742
3.934% due 01/25/2034 ~	12	13

Merrill Lynch Mortgage Investors Trust
0.768% due 08/25/2028 •	43	41
0.808% due 06/25/2028 •	122	120
1.134% due 03/25/2028 •	108	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.688% due 04/25/2035 ~	$291	$283
3.250% due 02/25/2034 ~	19	18
3.776% due 02/25/2035 ~	76	78
4.037% due 09/25/2033 ~	5	5

MFA Trust
1.479% due 08/25/2049 ~	969	976

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	1,355	1,421

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	700	783

Morgan Stanley Capital Trust
2.041% due 07/15/2053	8,200	8,564
2.509% due 04/05/2042 ~	1,800	1,898
6.215% due 06/11/2042 ~	2,200	2,269

Morgan Stanley Mortgage Loan Trust
0.468% due 01/25/2035 •	494	479

Motel 6 Trust
1.072% due 08/15/2034 •	555	547
1.342% due 08/15/2034 •	1,926	1,886
2.302% due 08/15/2034 •	160	157

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	6,297	6,665
3.500% due 10/25/2059 ~	171	184

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	4,989	5,253

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.611% due 10/25/2035 ~	25	24

Pepper Residential Securities Trust
1.050% due 11/18/2060 •	652	650
1.156% due 06/20/2060 •	1,238	1,234

PFP Ltd.
1.202% due 04/14/2037 •	400	392

Prime Mortgage Trust
0.548% due 02/25/2034 •	23	22
6.000% due 02/25/2034	10	10

RBSSP Resecuritization Trust
0.815% due 08/26/2045 •	96	94

Ready Capital Mortgage Financing LLC
2.298% due 02/25/2035 •	1,000	1,006

Ready Captial Mortgage Financing LLC
1.148% due 03/25/2034 •	5,197	5,136

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	143	140

Residential Funding Mortgage Securities, Inc. Trust
4.773% due 02/25/2036 ^~	118	102
6.500% due 03/25/2032	8	8

RESIMAC Bastille Trust
1.084% due 09/05/2057 •	335	336

RESIMAC Premier
0.000% due 02/07/2052 •(a)	1,000	1,001

Sequoia Mortgage Trust
0.565% due 03/20/2035 •	161	152
0.916% due 04/20/2033 •	23	23
0.956% due 10/20/2027 •	78	78
1.625% due 05/20/2034 •	516	508
2.308% due 07/20/2034 ~	21	21

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	1,000	1,005

Structured Adjustable Rate Mortgage Loan Trust
0.388% due 03/25/2035 •	93	86
0.448% due 09/25/2034 •	120	113
0.588% due 08/25/2035 •	56	56
2.737% due 09/25/2034 ~	85	86

Structured Asset Mortgage Investments Trust
0.836% due 11/19/2033 •	25	25
0.836% due 05/19/2035 •	151	148
0.856% due 02/19/2035 •	2,105	2,107

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.679% due 09/25/2033 ~	15	15
2.751% due 07/25/2032 ~	1	1
2.783% due 03/25/2033 ~	196	201
3.234% due 06/25/2033 ~	605	591
3.347% due 11/25/2033 ~	26	26

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~	200	235

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •	$4,027	$3,908
0.418% due 12/25/2045 •	2,028	2,037
0.438% due 10/25/2045 •	2,123	2,100
0.438% due 12/25/2045 •	1,636	1,611
0.728% due 07/25/2045 •	5,112	4,904
0.948% due 01/25/2045 •	864	849
2.019% due 08/25/2046 •	47	46
2.182% due 08/25/2046 •	1,548	1,454
2.182% due 09/25/2046 •	4,020	3,952
2.219% due 11/25/2042 •	96	92
2.419% due 08/25/2042 •	9	8
2.883% due 08/25/2033 ~	378	363
2.954% due 10/25/2035 ^~	143	43
3.017% due 09/25/2035 ~	285	302
3.610% due 10/25/2033 ~	142	141

Washington Mutual Mortgage Pass-Through Certificates Trust
2.975% due 02/25/2033 ~	10	9
3.620% due 06/25/2033 ~	15	15
3.786% due 11/25/2030 ~	108	107
7.000% due 03/25/2034	38	41

Wells Fargo Commercial Mortgage Trust
1.001% due 12/13/2031 •	2,815	2,710
1.251% due 12/13/2031 •	2,335	2,161
1.292% due 01/15/2035 •	400	389
1.996% due 12/13/2031 •	160	134
2.725% due 02/15/2053	600	662
3.311% due 06/15/2052	1,000	1,143
3.809% due 12/15/2048	300	338
4.023% due 03/15/2052	300	355

Wells Fargo Mortgage-Backed Securities Trust
3.085% due 08/25/2035 ~	9	9

Worldwide Plaza Trust
3.526% due 11/10/2036	1,000	1,102

Total Non-Agency Mortgage-Backed Securities (Cost $144,956)		147,136

ASSET-BACKED SECURITIES 44.6%

522 Funding CLO Ltd.
1.522% due 10/20/2029 •	2,000	1,998

AccessLex Institute
0.550% due 05/25/2036 •	961	930

Accredited Mortgage Loan Trust
0.908% due 01/25/2034 •	89	84
1.018% due 01/25/2035 •	663	639

ACE Securities Corp. Home Equity Loan Trust
2.773% due 06/25/2033 ^•	101	102

American Credit Acceptance Receivables Trust
0.620% due 10/13/2023	3,954	3,956

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(a)	2,700	2,700

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.198% due 12/25/2033 •	3,012	2,953

Asset-Backed Funding Certificates Trust
0.768% due 04/25/2034 •	347	348

B2R Mortgage Trust
2.567% due 06/15/2049	1,932	1,935

Bear Stearns Asset-Backed Securities Trust
1.148% due 11/25/2042 •	167	162
3.095% due 10/25/2036 ~	1,142	959

Carrington Mortgage Loan Trust
1.293% due 04/17/2031 •	6,200	6,115
1.392% due 10/20/2029 •	1,600	1,586
1.503% due 10/17/2029 •	1,000	999
1.513% due 10/17/2029 •	1,800	1,797

Chesapeake Funding LLC
2.940% due 04/15/2031	2,443	2,507

College Avenue Student Loans LLC
1.348% due 12/26/2047 •	871	835
3.280% due 12/28/2048	2,176	2,255
4.130% due 12/26/2047	1,198	1,266

Commonbond Student Loan Trust
1.980% due 08/25/2050	1,535	1,570

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	151

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
0.688% due 12/25/2034 •	$1,947	$1,874

Credit Acceptance Auto Loan Trust
3.210% due 08/17/2026	500	502

Credit Suisse First Boston Mortgage Securities Corp.
1.798% due 05/25/2043 •	626	623

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	509	530

Drive Auto Receivables Trust
0.830% due 05/15/2024	1,200	1,206
0.850% due 07/17/2023	1,444	1,447

DT Auto Owner Trust
1.140% due 01/16/2024	316	317

ECMC Group Student Loan Trust
1.148% due 07/25/2069 •	841	834

Elmwood CLO Ltd.
1.622% due 04/20/2030 •	1,200	1,200

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	1,353	1,368

EquiFirst Mortgage Loan Trust
1.277% due 09/25/2033 •	78	77

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	676	679

Fremont Home Loan Trust
1.168% due 06/25/2035 •	128	129

Galaxy CLO Ltd.
1.475% due 10/15/2030 •	2,000	1,987

GLS Auto Receivables Issuer Trust
0.690% due 10/16/2023	1,041	1,041
1.580% due 08/15/2024	872	881
2.170% due 02/15/2024	2,708	2,740
2.470% due 11/15/2023	3,600	3,648
3.060% due 04/17/2023	5,858	5,915
3.370% due 01/17/2023	388	391

GLS Auto Receivables Trust
4.170% due 04/15/2024	2,320	2,401

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	1,400	1,449
2.900% due 04/15/2026	3,500	3,764

GSAMP Trust
0.998% due 01/25/2045 •	694	696

GSRPM Mortgage Loan Trust
0.658% due 03/25/2035 •	37	37

Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •	1,200	1,203

Home Equity Asset Trust
0.748% due 11/25/2032 •	8	7

Home Equity Mortgage Loan Asset-Backed Trust
0.668% due 10/25/2035 •	1,600	1,440

HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •	7	4

Hyundai Auto Lease Securitization Trust
2.080% due 12/15/2021	112	113

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	656	673

LCM LP
1.312% due 10/20/2027 •	1,000	992

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	546	561

Lehman XS Trust
0.298% due 04/25/2037 ^•	222	238

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •	736	702
0.848% due 03/25/2032 •	16	16
1.003% due 07/25/2034 •	264	254

Merrill Lynch Mortgage Investors Trust
1.168% due 07/25/2035 •	305	304

MidOcean Credit CLO
1.522% due 01/20/2029 •	1,600	1,594

Morgan Stanley ABS Capital, Inc. Trust
0.793% due 09/25/2035 •	6,695	6,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Dean Witter Capital, Inc. Trust
1.498% due 02/25/2033 •	$104	$104

Mountain View CLO Ltd.
1.361% due 10/16/2029 •	1,400	1,397

Nassau Ltd.
1.425% due 10/15/2029 •	1,900	1,893

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Refi Loan Trust
1.052% due 11/15/2068 •	200	199
1.170% due 09/16/2069	2,500	2,505
1.690% due 05/15/2069	5,705	5,783
3.010% due 12/15/2059	2,000	2,097
3.130% due 02/15/2068	900	930
3.190% due 02/18/2042	484	495
3.520% due 06/16/2042	187	192

Navient Student Loan Trust
0.948% due 07/26/2066 •	3,358	3,279
4.000% due 12/15/2059	6,100	6,343

NovaStar Mortgage Funding Trust
0.888% due 02/25/2034 •	2,641	2,581

Option One Mortgage Loan Trust Asset-Backed Certificates
0.788% due 07/25/2033 •	140	132

Oscar U.S. Funding LLC
2.490% due 08/10/2022	388	390

OZLM Funding Ltd.
1.488% due 07/22/2029 •	989	981

OZLM Ltd.
1.745% due 04/15/2032 •	5,000	4,987

Palmer Square Loan Funding Ltd.
1.053% due 02/20/2028 •	764	760
2.005% due 07/20/2028 •	2,600	2,603

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.183% due 02/25/2035 •	252	253

Renaissance Home Equity Loan Trust
0.848% due 08/25/2032 •	10	9
1.248% due 09/25/2037 •	3,654	1,843

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	849	546

Residential Asset Securities Corp. Trust
0.408% due 07/25/2036 •	9,038	8,959

Santander Retail Auto Lease Trust
1.690% due 01/20/2023	559	565
1.740% due 07/20/2023	4,460	4,552
1.890% due 09/20/2022	235	238

SLC Student Loan Trust
0.360% due 03/15/2027 •	196	196

SLM Private Credit Student Loan Trust
0.520% due 12/15/2039 •	329	308

SMB Private Education Loan Trust
1.290% due 07/15/2053	2,800	2,804
1.600% due 09/15/2054	1,500	1,512
2.230% due 09/15/2037	600	623
2.490% due 06/15/2027	525	531
2.840% due 06/15/2037	700	738
2.880% due 09/15/2034	261	270

SoFi Professional Loan Program LLC
1.348% due 06/25/2033 •	795	797
2.340% due 04/25/2033	1,788	1,821
2.390% due 02/25/2042	5	5
2.490% due 01/25/2036	1,275	1,293
2.510% due 08/25/2033	40	40
2.630% due 07/25/2040	3,392	3,460
2.650% due 09/25/2040	2,394	2,458
2.740% due 05/25/2040	2,564	2,607
2.780% due 08/17/2048	2,165	2,177

SoFi Professional Loan Program Trust
3.120% due 02/25/2048	47	47

Soundview Home Loan Trust
1.448% due 11/25/2033 •	50	50

Springleaf Funding Trust
2.680% due 07/15/2030	4,305	4,312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •	$2,800	$2,767

Towd Point Mortgage Trust
1.148% due 05/25/2058 •	1,670	1,673
1.148% due 10/25/2059 •	155	155
1.636% due 04/25/2060 ~	8,491	8,658
2.710% due 01/25/2060 ~	8,505	8,904
2.900% due 10/25/2059 ~	10,427	11,060
3.000% due 11/25/2059 ~	706	718
3.750% due 03/25/2058 ~	2,497	2,708
4.170% due 11/25/2058 ~	800	826

Tricon American Homes Trust
2.716% due 09/17/2034	1,479	1,507
2.916% due 09/17/2034	1,100	1,115
3.215% due 09/17/2034	100	102

TruPS Financials Note Securitization Ltd.
1.797% due 09/20/2039 •	3,216	3,023

Upstart Securitization Trust
2.322% due 04/22/2030	298	300

Venture CLO Ltd.
1.342% due 07/19/2028 •	400	398

Westlake Automobile Receivables Trust
0.930% due 02/15/2024	3,900	3,916

WhiteHorse Ltd.
1.203% due 04/17/2027 •	139	139

Total Asset-Backed Securities (Cost $214,786)		214,839

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (c) 0.9%
		4,234

Total Short-Term Instruments (Cost $4,234)		4,234

Total Investments in Securities (Cost $600,706)		604,519

	SHARES
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III	3,806,227	37,533

Total Short-Term Instruments (Cost $37,352)		37,533

Total Investments in Affiliates (Cost $37,352)		37,533

Total Investments 133.2% (Cost $638,058)		$642,052

Financial Derivative Instruments (d)(f) 0.1% (Cost or Premiums, net $(1,096))		632

Other Assets and Liabilities, net (33.3)%		(160,771)

Net Assets 100.0%		$481,913

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,234	U.S. Treasury Notes 2.125% due 08/15/2021	$(4,319)	$4,234	$4,234

Total Repurchase Agreements						$(4,319)	$4,234	$4,234

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$4,234	$0	$0	$4,234	$(4,319)	$(85)

Total Borrowings and Other Financing Transactions	$4,234	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	256	$	35,720	$94	$0	$(64)

Total Futures Contracts					$94	$0	$(64)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/21/2021	$10,900	$272	$(390)	$(118)	$0	$0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	600	2	(14)	(12)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	4,500	52	(125)	(73)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	(3,047)	(3,946)	32	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	9,100	413	(1,188)	(775)	14	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	14,300	617	(1,846)	(1,229)	26	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	153

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	Semi-Annual	06/21/2027	$2,900	$201	$(411)	$(210)	$6	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	(237)	(240)	5	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	1,400	44	(155)	(111)	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	(562)	(637)	16	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	(404)	(471)	9	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	(219)	(221)	5	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	24,580	926	(2,288)	(1,362)	66	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(22)	(23)	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	300	(1)	(38)	(39)	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(109)	(113)	9	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	(38)	(39)	4	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	7,500	(32)	(1,662)	(1,694)	104	0

Total Swap Agreements						$1,442	$(12,755)	$(11,313)	$304	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$304	$304	$0	$(64)	$0	$(64)

(e)

Securities with an aggregate market value of $3,979 and cash of $370 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.141	11/05/2020	21,000	$(161)	$(51)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	2,000	(13)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,600	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,600	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,200	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,900	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,300	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	2,000	(8)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	2,000	(8)	(2)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	13,000	(18)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	9,000	(38)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	1,000	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	1,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	1,700	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,600	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	1,000	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	1,700	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	1,000	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	1,000	(7)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	1,000	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	1,000	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	1,000	(2)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	14,000	(79)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	14,000	(66)	(53)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	103.969	11/05/2020	1,000	(3)	(1)

Total Written Options					$(479)	$(164)

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	11,054	$(206)	$257	$51	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		22,835	(657)	828	171	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		200	(1)	0	0	(1)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		3,961	(67)	85	18	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		36,050	(647)	881	234	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,935	10	(1)	9	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,150	(183)	209	26	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		100	(4)	5	1	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		9,212	(178)	220	42	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		2,581	(68)	87	19	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		1,800	(39)	51	12	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(19)	(7)	0	(26)

Total Swap Agreements							$(2,059)	$2,615	$583	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$222	$222	$0	$0	$0	$0	$222	$(270)	$(48)
FAR	0	0	0	0	0	(60)	0	(60)	(60)	0	(60)
FBF	0	0	18	18	0	0	(1)	(1)	17	0	17
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	270	270	0	0	0	0	270	(250)	20
JPM	0	0	0	0	0	(35)	0	(35)	(35)	0	(35)
MYC	0	0	61	61	0	0	0	0	61	(59)	2
SAL	0	0	12	12	0	(68)	(26)	(94)	(82)	0	(82)

Total Over the Counter	$0	$0	$583	$583	$0	$(164)	$(27)	$(191)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	155

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$304	$304

Over the counter
Swap Agreements	$0	$583	$0	$0	$0	$583

	$0	$583	$0	$0	$304	$887

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64

Over the counter
Written Options	$0	$0	$0	$0	$164	$164
Swap Agreements	0	27	0	0	0	27

	$0	$27	$0	$0	$164	$191

	$0	$27	$0	$0	$228	$255

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,685	$1,685
Swap Agreements	0	0	0	0	(941)	(941)

	$0	$0	$0	$0	$744	$744

Over the counter
Written Options	$0	$0	$0	$0	$381	$381
Swap Agreements	0	297	0	0	0	297

	$0	$297	$0	$0	$381	$678

	$0	$297	$0	$0	$1,125	$1,422

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,362)	$(1,362)
Swap Agreements	0	0	0	0	978	978

	$0	$0	$0	$0	$(384)	$(384)

Over the counter
Written Options	$0	$0	$0	$0	$315	$315
Swap Agreements	0	1,215	0	0	0	1,215

	$0	$1,215	$0	$0	$315	$1,530

	$0	$1,215	$0	$0	$(69)	$1,146

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$26	$0	$26
Industrials	0	504	0	504
U.S. Government Agencies	0	231,370	0	231,370
U.S. Treasury Obligations	0	6,410	0	6,410
Non-Agency Mortgage-Backed Securities	0	142,936	4,200	147,136
Asset-Backed Securities	0	214,839	0	214,839
Short-Term Instruments
Repurchase Agreements	0	4,234	0	4,234

	$0	$600,319	$4,200	$604,519

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,533	$0	$0	$37,533

Total Investments	$37,533	$600,319	$4,200	$642,052

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$304	$0	$304
Over the counter	0	583	0	583

	$0	$887	$0	$887

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	0	0	(64)
Over the counter	0	(191)	0	(191)

	$(64)	$(191)	$0	$(255)

Total Financial Derivative Instruments	$(64)	$696	$0	$632

Totals	$37,469	$601,015	$4,200	$642,684

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	157

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.9%

CORPORATE BONDS & NOTES 19.7%

BANKING & FINANCE 15.8%

ABN AMRO Bank NV
0.821% (US0003M + 0.570%) due 08/27/2021 ~	$22,100	$22,210

African Development Bank
0.260% (US0003M + 0.010%) due 12/15/2021 ~	58,000	58,003

AIG Global Funding
3.350% due 06/25/2021	2,000	2,045

American Express Co.
0.849% (US0003M + 0.600%) due 11/05/2021 ~	4,100	4,118
3.700% due 11/05/2021	4,100	4,237

American Honda Finance Corp.
0.552% (US0003M + 0.280%) due 10/19/2020 ~	18,900	18,901
0.600% (US0003M + 0.350%) due 06/11/2021 ~	37,400	37,440

American International Group, Inc.
3.300% due 03/01/2021	8,557	8,640

Asian Development Bank
0.260% (US0003M + 0.010%) due 12/15/2021 ~	51,944	51,904
0.287% (US0003M + 0.050%) due 03/16/2021 ~	6,000	6,001
0.427% (US0003M + 0.190%) due 06/16/2021 ~	24,481	24,508

Bank of America Corp.
0.946% (US0003M + 0.650%) due 10/01/2021 ~	18,700	18,700
2.328% due 10/01/2021 •	3,000	3,000

Bank of Montreal
0.726% (US0003M + 0.460%) due 04/13/2021 ~	500	501

Barclays Bank PLC
0.726% (US0003M + 0.460%) due 01/11/2021 ~	8,900	8,907
2.650% due 01/11/2021	4,700	4,719

Barclays PLC
3.200% due 08/10/2021	300	307
3.250% due 01/12/2021	2,700	2,721

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	10,550	10,774

Caterpillar Financial Services Corp.
0.457% (US0003M + 0.200%) due 11/12/2021 ~	11,900	11,916
0.548% (US0003M + 0.300%) due 03/08/2021 ~	9,600	9,615
0.670% (US0003M + 0.390%) due 05/17/2021 ~	21,800	21,842

Citigroup, Inc.
1.318% (US0003M + 1.070%) due 12/08/2021 ~	18,400	18,572
1.441% (US0003M + 1.190%) due 08/02/2021 ~	2,500	2,522
1.555% (US0003M + 1.310%) due 10/26/2020 ~	34,100	34,131
2.700% due 03/30/2021	16,600	16,798

Cooperatieve Rabobank UA
3.125% due 04/26/2021	2,800	2,845

Credit Suisse AG
0.530% (SOFRRATE + 0.450%) due 02/04/2022 ~	28,200	28,267

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~	15,300	15,478
3.125% due 12/10/2020	13,800	13,872
3.450% due 04/16/2021	12,200	12,406

Danske Bank A/S
2.000% due 09/08/2021	4,000	4,060

Dexia Credit Local S.A.
2.500% due 01/25/2021	8,000	8,056

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DNB Bank ASA
0.672% (US0003M + 0.370%) due 10/02/2020 ~	$10,581	$10,581
2.125% due 10/02/2020	3,600	3,600

European Investment Bank
0.365% (SOFRRATE + 0.290%) due 06/10/2022 ~	13,800	13,810

General Motors Financial Co., Inc.
3.200% due 07/06/2021	2,200	2,234
3.700% due 11/24/2020	10,000	10,015

Goldman Sachs Bank USA
0.512% due 02/26/2021 •	25,000	25,036

Goldman Sachs Group, Inc.
1.605% (US0003M + 1.360%) due 04/23/2021 ~	8,900	8,952
2.020% (US0003M + 1.770%) due 02/25/2021 ~	22,000	22,154
5.750% due 01/24/2022	4,100	4,381

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~	3,500	3,496

HSBC Bank PLC
4.750% due 01/19/2021	1,200	1,215

HSBC Holdings PLC
1.804% (US0003M + 1.500%) due 01/05/2022 ~	10,000	10,139

HSH Portfoliomanagement AoeR
0.598% (US0003M + 0.330%) due 11/19/2021 ~	12,000	12,040

IBM Credit LLC
0.409% (US0003M + 0.160%) due 02/05/2021 ~	2,000	2,001

ING Bank NV
1.160% (US0003M + 0.880%) due 08/15/2021 ~	800	805

International Bank for Reconstruction & Development
0.225% (US0003M) due 06/25/2021 ~	13,200	13,195
0.246% (US0003M + 0.000%) due 12/17/2021 ~	10,675	10,664

International Finance Corp.
0.260% (US0003M + 0.010%) due 12/15/2020 ~	8,000	8,001
0.430% (US0003M + 0.180%) due 12/15/2021 ~	53,000	53,048

Jackson National Life Global Funding
0.575% (US0003M + 0.300%) due 10/15/2020 ~	7,500	7,501

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.353% (US0003M + 0.120%) due 09/27/2021 ~	27,500	27,521
1.375% due 07/21/2021	2,500	2,523

Landwirtschaftliche Rentenbank
0.618% (US0003M + 0.350%) due 02/19/2021 ~	4,000	4,006

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~	23,700	23,797

Manufacturers & Traders Trust Co.
1.360% (US0001M + 1.215%) due 12/28/2020 ~	4,000	4,002

Marsh & McLennan Cos., Inc.
1.418% (US0003M + 1.200%) due 12/29/2021 ~	1,800	1,802
3.500% due 12/29/2020	3,100	3,124

Metropolitan Life Global Funding
0.570% (SOFRRATE + 0.500%) due 05/28/2021 ~	29,100	29,153

Mitsubishi UFJ Financial Group, Inc.
0.895% (US0003M + 0.650%) due 07/26/2021 ~	5,000	5,020
1.309% (US0003M + 1.060%) due 09/13/2021 ~	17,823	17,962
2.190% due 09/13/2021	994	1,012
2.623% due 07/18/2022	4,100	4,252
2.665% due 07/25/2022	1,500	1,556

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.950% due 03/01/2021	$756	$764
2.998% due 02/22/2022	2,000	2,067
3.218% due 03/07/2022	4,000	4,152
3.535% due 07/26/2021	700	719

Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020	3,900	3,905

Mizuho Financial Group, Inc.
1.130% (US0003M + 0.880%) due 09/11/2022 ~	25,500	25,751
1.196% (US0003M + 0.940%) due 02/28/2022 ~	1,800	1,818
1.389% (US0003M + 1.140%) due 09/13/2021 ~	21,477	21,676
1.746% (US0003M + 1.480%) due 04/12/2021 ~	37,700	37,972
2.273% due 09/13/2021	700	713
2.632% due 04/12/2021	3,200	3,239

Morgan Stanley
1.188% (US0003M + 0.930%) due 07/22/2022 ~	24,600	24,716
1.452% (US0003M + 1.180%) due 01/20/2022 ~	72,300	72,513

Nederlandse Waterschapsbank NV
0.253% (US0003M + 0.010%) due 11/10/2020 ~	15,500	15,502

New York Life Global Funding
0.527% (US0003M + 0.280%) due 01/28/2021 ~	11,500	11,510
0.569% (US0003M + 0.320%) due 08/06/2021 ~	7,300	7,319

Nordea Bank Abp
1.241% (US0003M + 0.990%) due 05/27/2021 ~	5,300	5,333
2.250% due 05/27/2021	5,300	5,368

Nordic Investment Bank
0.227% due 05/12/2021 ~	1,000	1,000

NRW Bank
0.283% (US0003M + 0.040%) due 02/08/2021 ~	14,000	14,002
0.308% (US0003M + 0.060%) due 03/05/2021 ~	14,000	14,002
0.371% (US0003M + 0.120%) due 02/01/2022 ~	29,000	29,185

Royal Bank of Canada
2.100% due 10/14/2020	1,500	1,501

Santander UK Group Holdings PLC
2.875% due 10/16/2020	23,230	23,253
2.875% due 08/05/2021	24,400	24,907
3.125% due 01/08/2021	8,200	8,259

Santander UK PLC
0.551% (US0003M + 0.300%) due 11/03/2020 ~	4,600	4,601
2.125% due 11/03/2020	8,900	8,915
2.500% due 01/05/2021	2,600	2,615
3.400% due 06/01/2021	50,400	51,436
3.750% due 11/15/2021	3,000	3,107

Skandinaviska Enskilda Banken AB
0.710% (US0003M + 0.430%) due 05/17/2021 ~	4,700	4,714
3.250% due 05/17/2021	7,300	7,438

Sumitomo Mitsui Banking Corp.
0.641% (US0003M + 0.370%) due 10/16/2020 ~	21,200	21,204

Sumitomo Mitsui Financial Group, Inc.
1.236% (US0003M + 0.970%) due 01/11/2022 ~	2,800	2,826
1.922% (US0003M + 1.680%) due 03/09/2021 ~	14,000	14,097
2.058% due 07/14/2021	2,000	2,028
2.442% due 10/19/2021	200	204
2.934% due 03/09/2021	3,200	3,236

Svensk Exportkredit AB
0.299% (US0003M + 0.050%) due 12/14/2020 ~	14,000	14,004
0.369% (US0003M + 0.120%) due 12/13/2021 ~	16,000	16,022
1.625% due 01/14/2022	11,000	11,194

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Svenska Handelsbanken AB
0.726% (US0003M + 0.470%) due 05/24/2021 ~	$5,000	$5,013

Synchrony Bank
3.650% due 05/24/2021	30,800	31,269

Toronto-Dominion Bank
0.516% (US0003M + 0.270%) due 03/17/2021 ~	15,500	15,521

Toyota Motor Credit Corp.
0.418% (US0003M + 0.150%) due 10/09/2020 ~	31,000	31,001
0.470% due 10/23/2020 •	16,600	16,604

U.S. Bank N.A.
0.451% (US0003M + 0.180%) due 01/21/2022 ~	17,400	17,427

UBS AG
2.450% due 12/01/2020	800	801

UBS Group AG
2.048% due 04/14/2021 •	22,000	22,193
3.000% due 04/15/2021	22,900	23,225

Wells Fargo & Co.
1.183% (US0003M + 0.930%) due 02/11/2022 ~	35,900	35,990
1.258% (US0003M + 1.010%) due 12/07/2020 ~	1,800	1,803
1.591% (US0003M + 1.340%) due 03/04/2021 ~	4,400	4,423
2.500% due 03/04/2021	7,700	7,772
2.550% due 12/07/2020	27,412	27,525
2.625% due 07/22/2022	4,100	4,253

Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~	3,200	3,210

		1,613,431

INDUSTRIALS 3.0%

AbbVie, Inc.
0.597% (US0003M + 0.350%) due 05/21/2021 ~	38,200	38,240

Anthem, Inc.
2.500% due 11/21/2020	1,000	1,003

Bayer U.S. Finance LLC
3.000% due 10/08/2021	13,679	14,031
3.500% due 06/25/2021	3,000	3,061

BMW U.S. Capital LLC
0.754% (US0003M + 0.500%) due 08/13/2021 ~	15,000	15,033
3.400% due 08/13/2021	2,000	2,053

Bristol-Myers Squibb Co.
0.480% (US0003M + 0.200%) due 11/16/2020 ~	25,100	25,105

Broadcom, Inc.
3.125% due 04/15/2021	16,920	17,109

Campbell Soup Co.
3.300% due 03/15/2021	250	253

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	4,000	4,051
2.241% due 02/16/2021	3,000	3,017

Chevron Corp.
1.230% (US0003M + 0.950%) due 05/16/2021 ~	8,400	8,448

Comcast Corp.
0.626% (US0003M + 0.330%) due 10/01/2020 ~	15,400	15,400

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~	13,878	13,879
3.800% due 10/22/2021	800	828

CVS Health Corp.
0.962% (US0003M + 0.720%) due 03/09/2021 ~	21,400	21,456
2.125% due 06/01/2021	300	303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	$6,900	$6,901
2.000% due 07/06/2021	900	910
2.200% due 10/30/2021	750	762
3.000% due 02/22/2021	1,175	1,186
3.350% due 05/04/2021	1,200	1,219
3.400% due 02/22/2022	9,400	9,737

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~	5,000	5,017

ERAC USA Finance LLC
5.250% due 10/01/2020	700	700

Georgia-Pacific LLC
5.400% due 11/01/2020	3,500	3,514

GlaxoSmithKline Capital PLC
0.615% (US0003M + 0.350%) due 05/14/2021 ~	7,100	7,113

Hyundai Capital America
1.217% due 07/08/2021 •	700	701

International Business Machines Corp.
0.654% (US0003M + 0.400%) due 05/13/2021 ~	16,800	16,843

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	1,500	1,500

Marriott International, Inc.
0.898% (US0003M + 0.650%) due 03/08/2021 ~	2,300	2,291

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	400	401

Microsoft Corp.
1.550% due 08/08/2021	4,575	4,625

Mylan NV
3.150% due 06/15/2021	12,200	12,398

Pernod Ricard S.A.
4.450% due 01/15/2022	9,000	9,448

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	273	278

Telefonica Emisiones S.A.
5.462% due 02/16/2021	1,100	1,120

Tyson Foods, Inc.
2.250% due 08/23/2021	5,000	5,080

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~	26,900	26,918
3.875% due 11/13/2020	5,000	5,019
4.000% due 11/12/2021	1,800	1,867

		308,818

UTILITIES 0.9%

BG Energy Capital PLC
4.000% due 12/09/2020	13,900	13,992

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~	30,690	30,765

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	4,000	4,077

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	18,600	18,627
0.775% (US0003M + 0.500%) due 01/15/2021 ~	3,810	3,810

Verizon Communications, Inc.
1.237% (US0003M + 1.000%) due 03/16/2022 ~	20,900	21,143

		92,414

Total Corporate Bonds & Notes (Cost $2,011,078)		2,014,663

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.6%

Fannie Mae
0.170% due 09/07/2021 •	$10,000	$10,006
0.210% due 09/10/2021 •	15,000	15,014
0.240% due 03/09/2022 - 03/11/2022 •	45,000	45,073
0.300% due 05/06/2022 •	35,000	35,095
0.380% due 01/24/2022 •	90,000	90,330

Federal Farm Credit Bank
0.156% due 01/12/2021 •	75,000	75,006

Total U.S. Government Agencies (Cost $270,010)		270,524

SOVEREIGN ISSUES 2.6%

Agence Francaise de Developpement EPIC
2.750% due 03/22/2021	5,000	5,060

BNG Bank NV
2.625% due 01/15/2021	10,000	10,068

Caisse des Depots et Consignations
0.392% (US0003M + 0.090%) due 10/02/2020 ~	9,000	9,000

CPPIB Capital, Inc.
0.301% (US0003M + 0.030%) due 10/16/2020 ~	13,000	13,001

Export Development Canada
0.248% (US0003M + 0.000%) due 12/07/2020 ~	47,000	46,999
0.386% (US0003M + 0.130%) due 11/23/2020 ~	10,000	10,003

Japan Finance Organization for Municipalities
2.000% due 04/21/2022	5,000	5,117

Kommunalbanken A/S
0.315% (US0003M + 0.040%) due 04/15/2021 ~	10,000	10,001
0.378% (US0003M + 0.130%) due 09/08/2021 ~	1,500	1,501

Kuntarahoitus Oyj
0.255% (US0003M + 0.010%) due 10/26/2020 ~	11,500	11,501
0.330% (US0003M + 0.050%) due 02/17/2021 ~	19,402	19,407

Nederlandse Waterschapsbank NV
0.253% (US0003M + 0.010%) due 11/10/2020 ~	80,000	80,012
0.320% (US0003M + 0.070%) due 12/15/2021 ~	45,000	45,038

State of North Rhine-Westphalia
0.361% (US0003M + 0.110%) due 08/27/2021 ~	5,000	5,004

Total Sovereign Issues (Cost $271,639)		271,712

SHORT-TERM INSTRUMENTS 100.0%

CERTIFICATES OF DEPOSIT 0.5%

Bank of Montreal
0.470% (SOFRRATE + 0.400%) due 10/02/2020 ~	49,600	49,601

Credit Suisse AG
0.400% (SOFRRATE + 0.330%) due 01/15/2021 ~	2,000	2,002

		51,603

COMMERCIAL PAPER 0.5%

BP Capital Markets PLC
1.470% due 10/09/2020 (c)	11,900	11,899
1.500% due 10/07/2020 (c)	8,000	8,000

General Motors Financial Co., Inc.
0.790% due 01/11/2021 (c)	21,000	20,945

Hyundai Capital America
0.350% due 10/06/2020 (c)	9,000	9,000

		49,844

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	159

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (d) 82.3%
		$8,414,544

SHORT-TERM NOTES 1.6%

Federal Home Loan Bank
0.170% due 10/09/2020 •	$160,000	160,004

U.S. TREASURY BILLS 13.0%
0.133% due 10/15/2020 - 02/18/2021 (a)(b)	1,327,400	1,327,156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 2.1%
0.122% due 01/19/2021 - 02/09/2021 (a)(b)	$213,200	$213,127

Total Short-Term Instruments (Cost $10,216,159)		10,216,278

Total Investments in Securities (Cost $12,768,886)		12,773,177

Total Investments 124.9% (Cost $12,768,886)		$12,773,177

Other Assets and Liabilities, net (24.9)%		(2,544,984)

Net Assets 100.0%		$10,228,193

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.110%	09/30/2020	10/01/2020	$350,000	U.S. Treasury Bonds 2.250% due 08/15/2049	$(352,909)	$350,000	$350,001
	0.110	10/01/2020	10/02/2020	350,000	U.S. Treasury Bonds 2.250% due 08/15/2049	(357,757)	350,000	350,000
BOS	0.110	10/01/2020	10/02/2020	8,800	U.S. Treasury Bonds 1.125% due 05/15/2040	(8,954)	8,800	8,800
BSN	0.110	09/30/2020	10/01/2020	86,000	U.S. Treasury Notes 3.125% due 11/15/2028	(87,593)	86,000	86,000
FICC	0.000	09/30/2020	10/01/2020	56,344	U.S. Treasury Notes 2.125% due 08/15/2021	(57,471)	56,344	56,344
GSC	0.110	09/30/2020	10/01/2020	20,000	Fannie Mae 3.500% due 08/01/2049	(20,898)	20,000	20,000
IND	0.110	09/30/2020	10/01/2020	422,900	U.S. Treasury Bonds 4.375% due 05/15/2040	(429,161)	422,900	422,901
JPS	0.060	09/30/2020	10/01/2020	344,600	U.S. Treasury Notes 1.500% due 10/31/2024	(351,936)	344,600	344,601
	0.070	09/30/2020	10/01/2020	495,000	U.S. Treasury Bills 0.000% due 02/04/2021	(504,938)	495,000	495,001
	0.110	09/30/2020	10/01/2020	106,100	U.S. Treasury Bonds 3.000% - 3.375% due 11/15/2044 - 11/15/2048	(107,475)	106,100	106,100
	0.110	10/01/2020	10/02/2020	20,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(20,401)	20,000	20,000
MBC	0.100	09/24/2020	10/01/2020	250,000	U.S. Treasury Notes 1.875% - 2.250% due 01/31/2022 - 02/15/2027	(257,729)	250,000	250,005
	0.110	09/30/2020	10/01/2020	13,600	U.S. Treasury Notes 1.500% due 11/30/2024	(14,021)	13,600	13,600
MSR	0.100	09/30/2020	10/01/2020	500,000	U.S. Treasury Notes 0.250% due 07/31/2025	(509,331)	500,000	500,001
	0.110	09/30/2020	10/01/2020	2,750,000	U.S. Treasury Bonds 2.250% - 4.375% due 02/15/2038 - 08/15/2048	(997,810)	2,750,000	2,750,009
					U.S. Treasury Inflation Protected Securities 0.125% - 0.375% due 01/15/2022 - 01/15/2027	(53,745)
					U.S. Treasury Notes 0.125% - 2.875% due 04/30/2022 - 11/15/2027	(1,745,771)
	0.110	10/01/2020	10/02/2020	2,150,000	U.S. Treasury Bonds 2.250% - 4.375% due 02/15/2038 - 08/15/2046	(379,748)	2,150,000	2,150,000
					U.S. Treasury Inflation Protected Securities 0.125% - 1.125% due 01/15/2021 - 01/15/2027	(490,189)
					U.S. Treasury Notes 0.125% - 2.875% due 05/31/2022 - 07/31/2026	(1,319,006)
NXN	0.110	09/30/2020	10/01/2020	265,000	U.S. Treasury Bonds 3.125% due 05/15/2048	(269,013)	265,000	265,001
RDR	0.100	09/30/2020	10/01/2020	65,600	U.S. Treasury Notes 0.500% - 2.875% due 10/31/2020 - 03/31/2025	(66,960)	65,600	65,600
SGY	0.100	09/30/2020	10/01/2020	160,600	U.S. Treasury Notes 0.125% - 1.875% due 06/30/2022 - 08/31/2024	(163,800)	160,600	160,601

Total Repurchase Agreements						$(8,566,616)	$8,414,544	$8,414,565

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$700,001	$0	$0	$700,001	$(710,667)	$(10,666)
BOS	8,800	0	0	8,800	(8,954)	(154)
BSN	86,000	0	0	86,000	(87,593)	(1,593)
FICC	56,344	0	0	56,344	(57,471)	(1,127)
GSC	20,000	0	0	20,000	(20,898)	(898)
IND	422,901	0	0	422,901	(429,161)	(6,260)
JPS	965,702	0	0	965,702	(984,751)	(19,049)
MBC	263,605	0	0	263,605	(268,650)	(5,045)
MSR	5,400,010	0	0	5,400,010	(5,495,598)	(95,588)
NXN	265,001	0	0	265,001	(269,013)	(4,012)
RDR	65,600	0	0	65,600	(66,960)	(1,360)
SGY	160,601	0	0	160,601	(163,800)	(3,199)

Total Borrowings and Other Financing Transactions	$8,414,565	$0	$0

Cash of $3,100 has been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,613,431	$0	$1,613,431
Industrials	0	308,818	0	308,818
Utilities	0	92,414	0	92,414
U.S. Government Agencies	0	270,524	0	270,524
Sovereign Issues	0	271,712	0	271,712

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Certificates of Deposit	$0	$51,603	$0	$51,603
Commercial Paper	0	49,844	0	49,844
Repurchase Agreements	0	8,414,544	0	8,414,544
Short-Term Notes	0	160,004	0	160,004
U.S. Treasury Bills	0	1,327,156	0	1,327,156
U.S. Treasury Cash Management Bills	0	213,127	0	213,127

Total Investments	$0	$12,773,177	$0	$12,773,177

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	161

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.2%

MUNICIPAL BONDS & NOTES 0.0%

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$960	$970

Total Municipal Bonds & Notes (Cost $960)		970

U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae
0.235% due 12/25/2036 •	199	198
0.258% due 07/25/2032 •	242	236
0.268% due 03/25/2034 •	148	148
0.305% due 03/25/2036 •	92	92
0.415% due 06/25/2033 •	110	109
0.479% due 03/25/2032 •	260	260
0.498% due 05/25/2042 •	126	127
0.515% due 11/25/2032 •	1	1
1.048% due 04/25/2032 •	73	73
2.280% due 03/01/2035 •	228	235
2.371% due 02/01/2041 - 10/01/2044 •	1,965	1,975
2.440% due 12/01/2022 •	1	1
2.473% due 08/01/2028 •	7	7
2.843% due 09/01/2031 •	9	9
2.927% due 11/01/2035 •	106	109
3.161% due 11/01/2035 •	99	99
3.315% due 05/01/2025 •	2	2
3.514% due 08/01/2036 •	23	24
3.548% due 01/01/2036 •	470	494
3.595% due 02/01/2026 •	2	2
3.672% due 12/01/2029 •	1	1
3.675% due 12/01/2032 •	3	3
3.737% due 12/01/2035 •	26	26
3.895% due 12/01/2029 •	6	6
4.028% due 12/01/2029 •	4	4
4.104% due 10/01/2032 •	7	7
4.145% due 09/01/2028 •	4	4
4.348% due 10/01/2025 •	13	13

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	19,237
0.268% due 07/25/2031 •	328	322
0.652% due 06/15/2030 - 12/15/2032 •	42	42
0.702% due 06/15/2031 •	18	18
0.852% due 02/15/2027 •	3	3
2.219% due 10/25/2044 •	1,214	1,250
2.371% due 02/25/2045 •	377	383
2.419% due 07/25/2044 •	745	767
2.708% due 05/01/2032 •	5	5
2.857% due 06/01/2035 •	983	1,034
2.879% due 02/01/2024 •	5	5
3.602% due 07/01/2029 •	4	4
3.801% due 02/01/2035 •	160	161
3.850% due 02/01/2032 •	1	1
3.861% due 01/01/2032 •	5	5
4.500% due 06/15/2035 - 09/15/2035	1,210	1,298
4.667% due 02/01/2025 •	3	3
5.000% due 01/15/2034	2,441	2,797
5.500% due 11/01/2038 - 10/01/2039	70	79
6.500% due 10/25/2043	483	577

Ginnie Mae
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	80	82
2.875% due 04/20/2027 - 04/20/2032 •	62	64
3.000% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~	16	16
3.000% due 03/20/2025 - 02/20/2030 •	278	281
3.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2024 ~	16	16
3.250% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	139	142

Israel Government AID Bond
0.000% due 11/01/2024 (b)	39,013	37,863

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 (b)	$18,000	$16,188

Small Business Administration
1.000% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	39	39
4.500% due 03/01/2023	37	39
4.760% due 09/01/2025	1,836	1,940
4.770% due 04/01/2024	383	400
4.930% due 01/01/2024	186	195
5.240% due 08/01/2023	140	147
7.220% due 11/01/2020	8	8

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	1,785	1,969
4.500% due 04/01/2028 - 11/01/2029	244	267

Total U.S. Government Agencies (Cost $76,344)		91,912

U.S. TREASURY OBLIGATIONS 101.1%

U.S. Treasury Bonds
1.375% due 08/15/2050 (d)	365,100	357,284
2.750% due 11/15/2042	110,900	142,043
2.875% due 05/15/2043	140,960	184,096
3.000% due 05/15/2042	201,200	267,533
3.000% due 11/15/2044	237,300	317,138
3.125% due 02/15/2043	41,250	55,905
3.125% due 08/15/2044	45,000	61,246
3.625% due 08/15/2043	53,000	77,289
3.625% due 02/15/2044	55,000	80,384
3.750% due 11/15/2043	54,720	81,302
4.375% due 02/15/2038	84,630	130,238
4.375% due 05/15/2040	1,490	2,339
4.500% due 05/15/2038	31,463	49,160
8.000% due 11/15/2021 (f)	44,700	48,629

U.S. Treasury Notes
0.250% due 07/31/2025	77,900	77,833
1.875% due 08/31/2024	8,680	9,244
2.000% due 08/31/2021 (f)	7,000	7,118
2.000% due 07/31/2022	333,000	344,356
2.125% due 03/31/2024	4,700	5,018
2.125% due 07/31/2024	21,600	23,185
2.125% due 09/30/2024	27,200	29,274
2.125% due 11/30/2024 (f)	4,000	4,315
2.250% due 10/31/2024	49,610	53,707
2.250% due 11/15/2024	38,950	42,188
2.250% due 11/15/2025	47,400	52,105
2.375% due 02/29/2024	4,870	5,234
2.375% due 08/15/2024	4,300	4,660
2.500% due 01/31/2024	12,050	12,980
2.875% due 11/30/2023	5,010	5,438
2.875% due 05/15/2028	9,680	11,390

Total U.S. Treasury Obligations (Cost $2,280,768)		2,542,631

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Bear Stearns Adjustable Rate Mortgage Trust
3.034% due 11/25/2034 ~	516	488
3.540% due 01/25/2034 ~	163	166
3.751% due 02/25/2033 ~	14	13
4.016% due 04/25/2033 ~	36	38
4.225% due 04/25/2033 ~	30	30
4.260% due 04/25/2033 ~	3	3

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	1,030	964
3.191% due 11/25/2036 ^~	15,635	10,302
3.413% due 11/25/2036 ~	8,507	6,526

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.398% due 08/25/2035 •	233	231

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	240	239

Countrywide Alternative Loan Trust
0.308% due 02/25/2047 •	375	339
0.328% due 05/25/2047 •	2,428	2,240
0.336% due 02/20/2047 ^•	3,802	2,898
0.348% due 05/25/2036 •	43	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.366% due 03/20/2046 •	$2,889	$2,449
0.428% due 12/25/2035 •	216	208
0.595% due 05/25/2035 •	508	472
2.019% due 02/25/2036 •	247	227
5.500% due 03/25/2036 ^	1,103	752

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	774	679
0.728% due 04/25/2035 •	97	91
0.808% due 02/25/2035 •	481	466
0.828% due 02/25/2035 •	272	251
2.640% due 04/25/2035 ~	301	262
3.097% due 09/20/2036 ^~	2,987	2,778

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045 •	305	288

GreenPoint Mortgage Funding Trust
0.588% due 06/25/2045 •	399	351

GSR Mortgage Loan Trust
3.502% due 04/25/2036 ~	2,408	1,997

HarborView Mortgage Loan Trust
0.286% due 03/19/2037 •	1,000	936
0.596% due 05/19/2035 •	941	878

Impac CMB Trust
1.148% due 07/25/2033 •	26	25

IndyMac Mortgage Loan Trust
0.788% due 02/25/2035 •	1,536	1,442

JPMorgan Mortgage Trust
3.462% due 07/25/2035 ~	381	378
3.818% due 02/25/2036 ^~	481	425

MASTR Adjustable Rate Mortgages Trust
3.185% due 05/25/2034 ~	122	125

Merrill Lynch Mortgage Investors Trust
1.810% (US0006M + 1.500%) due 12/25/2032 ~	37	36

Residential Accredit Loans, Inc. Trust
0.448% due 08/25/2035 •	759	643
2.379% due 09/25/2045 •	314	296

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	301	336

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	14	15

Sequoia Mortgage Trust
0.506% due 10/19/2026 •	222	217
0.506% due 07/20/2033 •	554	533
0.626% due 07/20/2033 •	389	359

Structured Adjustable Rate Mortgage Loan Trust
2.419% due 01/25/2035 ^•	256	237

Structured Asset Mortgage Investments Trust
0.368% due 05/25/2036 •	9,878	8,331
0.736% due 07/19/2034 •	74	74
0.856% due 03/19/2034 •	154	152

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •	839	814
0.418% due 12/25/2045 •	351	345
1.749% due 01/25/2047 •	646	631
1.981% due 12/25/2046 •	1,478	1,372
1.999% due 06/25/2046 •	1,946	1,882
2.019% due 02/25/2046 •	1,415	1,383
2.182% due 05/25/2046 •	394	367
2.182% due 07/25/2046 •	4,238	3,956
2.182% due 08/25/2046 •	9,901	9,298
2.182% due 09/25/2046 •	1,473	1,448
2.182% due 10/25/2046 •	654	616
2.182% due 12/25/2046 •	863	810
2.219% due 11/25/2042 •	215	205
3.833% due 03/25/2034 ~	60	61

Washington Mutual Mortgage Pass-Through Certificates Trust
2.321% due 05/25/2033 ~	37	36

Total Non-Agency Mortgage-Backed Securities (Cost $88,005)		74,447

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.2%

Asset-Backed Securities Corp. Home Equity Loan Trust
0.228% due 05/25/2037 •	$23	$19
0.672% due 06/15/2031 •	268	252
0.692% due 11/15/2031 •	12	12

Bear Stearns Asset-Backed Securities Trust
0.258% due 04/25/2031 •	566	988
0.808% due 10/25/2032 •	17	17

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •	61	61

Citigroup Global Markets Mortgage Securities, Inc.
1.498% due 01/25/2032 •	125	125

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	57	55

Credit-Based Asset Servicing & Securitization Trust
0.218% due 01/25/2037 ^•	990	397

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •	50	30

GSAMP Trust
0.218% due 12/25/2036 •	484	291
0.328% due 11/25/2035 •	143	26

Home Equity Asset Trust
1.068% due 02/25/2033 •	1	1

HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •	112	61

JPMorgan Mortgage Acquisition Trust
0.228% due 08/25/2036 •	32	18

LA Arena Funding LLC
7.656% due 12/15/2026	11	11

Lehman ABS Mortgage Loan Trust
0.238% due 06/25/2037 •	497	391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •	$1,548	$1,477

MASTR Asset-Backed Securities Trust
0.198% due 11/25/2036 •	90	42

Merrill Lynch Mortgage Investors Trust
0.268% due 02/25/2037 •	305	127

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 05/25/2037 •	211	183

Morgan Stanley IXIS Real Estate Capital Trust
0.198% due 11/25/2036 •	35	17

New Century Home Equity Loan Trust
0.328% due 05/25/2036 •	463	431

Renaissance Home Equity Loan Trust
0.848% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•	1,608	528
0.228% due 11/25/2036 ^•	514	208

Soundview Home Loan Trust
0.208% due 11/25/2036 •	524	220
0.228% due 06/25/2037 •	264	215

Total Asset-Backed Securities (Cost $9,012)		6,205

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
		5,029

Total Short-Term Instruments (Cost $5,029)		5,029

Total Investments in Securities (Cost $2,460,118)		2,721,194

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	1,054,289	$10,396

Total Short-Term Instruments (Cost $10,395)		10,396

Total Investments in Affiliates (Cost $10,395)		10,396

Total Investments 108.6% (Cost $2,470,513)		$2,731,590

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $19,610)		(169)

Other Assets and Liabilities, net (8.6)%		(217,301)

Net Assets 100.0%		$2,514,120

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$5,029	U.S. Treasury Notes 2.125% due 08/15/2021	$(5,130)	$5,029	$5,029

Total Repurchase Agreements						$(5,130)	$5,029	$5,029

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.160%	09/29/2020	10/01/2020	$(236,116)	$(236,118)

Total Reverse Repurchase Agreements					$(236,118)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	163

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	4.000%	11/01/2050	$17,000	$(18,139)	$(18,149)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2050	3,000	(3,245)	(3,246)

Total Short Sales (0.9)%				$(21,384)	$(21,395)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(236,118)	$0	$(236,118)	$232,514	$(3,604)
FICC	5,029	0	0	5,029	(5,130)	(101)

Total Borrowings and Other Financing Transactions	$5,029	$(236,118)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(236,118)	$0	$0	$0	$(236,118)

Total Borrowings	$(236,118)	$0	$0	$0	$(236,118)

Payable for reverse repurchase agreements					$(236,118)

(d)	Securities with an aggregate market value of $232,807 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(224,117) at a weighted average interest rate of 0.160%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	9,235	$1,163,899	$1,383	$0	$(938)
U.S. Treasury 10-Year Note December Futures	12/2020	10,334	1,441,916	2,578	0	(2,583)

				$3,961	$0	$(3,521)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2020	2,021	$(356,264)	$3,029	$1,895	$0

Total Futures Contracts				$6,990	$1,895	$(3,521)

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$17,700	$(247)	$(2,375)	$(2,622)	$33	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	349,800	19,857	(67,400)	(47,543)	835	0
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047	40,000	0	(14,906)	(14,906)	589	0

Total Swap Agreements						$19,610	$(84,681)	$(65,071)	$1,457	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,895	$1,457	$3,352	$0	$(3,521)	$0	$(3,521)

(f)

Securities with an aggregate market value of $37,762 and cash of $2,162 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,895	$1,895
Swap Agreements	0	0	0	0	1,457	1,457

	$0	$0	$0	$0	$3,352	$3,352

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,521	$3,521

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(221)	$(221)
Futures	0	0	0	0	159,747	159,747
Swap Agreements	0	0	0	0	(3,220)	(3,220)

	$0	$0	$0	$0	$156,306	$156,306

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,474)	$(1,474)
Futures	0	0	0	0	(133,253)	(133,253)
Swap Agreements	0	0	0	0	2,973	2,973

	$0	$0	$0	$0	$(131,754)	$(131,754)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	165

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Iowa	$0	$970	$0	$970
U.S. Government Agencies	0	91,912	0	91,912
U.S. Treasury Obligations	0	2,542,631	0	2,542,631
Non-Agency Mortgage-Backed Securities	0	74,447	0	74,447
Asset-Backed Securities	0	6,205	0	6,205
Short-Term Instruments
Repurchase Agreements	0	5,029	0	5,029

	$0	$2,721,194	$0	$2,721,194

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,396	$0	$0	$10,396

Total Investments	$10,396	$2,721,194	$0	$2,731,590

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,395)	$0	$(21,395)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,895	$1,457	$0	$3,352

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(3,521)	$0	$0	$(3,521)

Total Financial Derivative Instruments	$(1,626)	$1,457	$0	$(169)

Totals	$8,770	$2,701,256	$0	$2,710,026

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO International Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 63.4%

CANADA 1.7%

SOVEREIGN ISSUES 1.7%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$9,082

Total Canada (Cost $6,777)			9,082

DENMARK 8.0%

CORPORATE BONDS & NOTES 8.0%

Nykredit Realkredit A/S
1.000% due 04/01/2021	DKK	270,000	42,814

Total Denmark (Cost $40,255)			42,814

UNITED STATES 5.0%

ASSET-BACKED SECURITIES 1.6%

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •		$177	173

Argent Securities Trust
0.238% due 07/25/2036 •		1,370	588

Asset-Backed Funding Certificates Trust
0.848% due 06/25/2034 •		349	340

Asset-Backed Securities Corp. Home Equity Loan Trust
0.228% due 05/25/2037 •		46	37

Bear Stearns Asset-Backed Securities Trust
0.808% due 10/25/2032 •		56	56

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •		7	7

Countrywide Asset-Backed Certificates
0.888% due 05/25/2032 •		94	93

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		88	85

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		37	23
0.218% due 01/25/2037 ^•		296	118

Home Equity Asset Trust
0.748% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •		26	14

Lehman XS Trust
0.298% due 04/25/2037 ^•		5	6

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •		28	27

Merrill Lynch Mortgage Investors Trust
0.228% due 09/25/2037 •		40	23

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 05/25/2037 •		59	51
0.248% due 11/25/2036 •		7,091	4,573

SLM Student Loan Trust
1.745% due 04/25/2023 •		2,245	2,205

Soundview Home Loan Trust
0.208% due 11/25/2036 •		262	110

Structured Asset Securities Corp. Mortgage Loan Trust
1.657% due 04/25/2035 •		5	5

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •		27	14

			8,549

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Bear Stearns ALT-A Trust
3.169% due 01/25/2036 ^~		717	725
3.248% due 08/25/2036 ^~		29	22

Citigroup Mortgage Loan Trust
3.177% due 08/25/2035 ~		20	20

Countrywide Alternative Loan Trust
0.308% due 02/25/2047 •		98	88
0.336% due 02/20/2047 ^•		4,344	3,311
0.366% due 03/20/2046 •		364	309
0.428% due 12/25/2035 •		216	208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.428% due 02/25/2037 •	$111	$99
0.448% due 08/25/2035 •	309	289
0.448% due 12/25/2035 •	828	703
0.498% due 09/25/2035 •	1,039	954
0.668% due 12/25/2035 •	41	37

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	122	107
0.728% due 03/25/2035 ^•	471	396
0.728% due 04/25/2035 •	4	4
0.748% due 03/25/2035 •	42	35
0.788% due 03/25/2035 •	2,442	2,135
0.808% due 02/25/2035 •	9	9
0.908% due 09/25/2034 •	7	6
3.049% due 08/25/2034 ^~	6	6

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	9	9

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.248% due 10/25/2036 ^•	2	2

Downey Savings & Loan Association Mortgage Loan Trust
0.366% due 03/19/2045 •	306	300
0.416% due 08/19/2045 •	139	131
0.486% due 09/19/2045 •	1,362	1,026

GreenPoint Mortgage Funding Trust
0.608% due 06/25/2045 •	1,115	929

HarborView Mortgage Loan Trust
0.466% due 11/19/2035 •	218	199
0.496% due 06/20/2035 •	50	49
0.636% due 06/19/2035 •	248	242
0.636% due 01/19/2036 ^•	47	43
0.636% due 03/19/2036 ^•	1,085	997
0.656% due 01/19/2036 •	1,716	1,259
0.816% due 09/19/2035 •	15	12

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.611% due 10/25/2035 ~	16	16

Residential Accredit Loans, Inc. Trust
0.358% due 04/25/2046 •	136	54

Sequoia Mortgage Trust
0.506% due 10/19/2026 •	5	5
0.506% due 07/20/2033 •	479	461
0.996% due 10/20/2034 •	170	168

Structured Asset Mortgage Investments Trust
0.736% due 07/19/2034 •	2	2

Thornburg Mortgage Securities Trust
0.688% due 03/25/2044 •	67	64

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •	18	18
0.458% due 01/25/2045 •	10	10
0.788% due 01/25/2045 •	10	10
0.788% due 07/25/2045 •	9	9
1.903% due 02/27/2034 •	5	5
1.981% due 12/25/2046 •	111	103
2.182% due 10/25/2046 •	30	29
2.182% due 11/25/2046 •	300	282
2.219% due 11/25/2042 •	2	2
2.419% due 08/25/2042 •	7	6

		15,905

U.S. GOVERNMENT AGENCIES 0.4%

Fannie Mae
0.268% due 03/25/2034 •	4	4
0.298% due 08/25/2034 •	2	2
0.525% due 09/25/2042 •	25	25
0.548% due 06/25/2029 •	1	1
3.366% due 11/01/2034 •	14	15
3.519% due 12/01/2034 •	3	3
4.381% due 12/01/2030 •	2	2
6.000% due 07/25/2044	14	16
7.000% due 09/25/2023	4	5

Freddie Mac
0.288% due 09/25/2031 •	17	17
0.298% due 09/25/2035 •	1,045	1,041
0.602% due 12/15/2031 •	1	1
2.219% due 10/25/2044 •	52	53
2.371% due 02/25/2045 •	24	24
2.419% due 07/25/2044 •	15	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 10/01/2036 •		$16	$17
6.500% due 07/15/2028		145	166

Ginnie Mae
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 05/20/2026 ~		31	31
2.875% due 04/20/2030 - 06/20/2030 •		253	266
3.000% (H15T1Y + 1.500%) due 03/20/2022 - 02/20/2025 ~		22	22
3.125% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~		27	28
3.125% due 11/20/2024 •		46	47
3.250% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2025 ~		50	50
6.000% due 08/20/2034		316	362

Small Business Administration
4.625% due 02/01/2025		9	9
5.090% due 10/01/2025		4	5

			2,227

Total United States (Cost $32,956)			26,681

SHORT-TERM INSTRUMENTS 48.7%

REPURCHASE AGREEMENTS (d) 20.1%
			107,595

BELGIUM TREASURY BILLS 4.4%
(0.553)% due 01/14/2021 (b)(c)	EUR	20,000	23,490

U.S. TREASURY BILLS 18.1%
0.113% due 10/08/2020 - 01/07/2021 (a)(b)(g)		$97,214	97,200

U.S. TREASURY CASH MANAGEMENT BILLS 6.1%
0.122% due 02/16/2021 (b)(c)		33,000	32,988

Total Short-Term Instruments (Cost $260,265)			261,273

Total Investments in Securities (Cost $340,253)			339,850

		SHARES
INVESTMENTS IN AFFILIATES 28.8%

SHORT-TERM INSTRUMENTS 28.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.8%

PIMCO Short-Term Floating NAV Portfolio III		15,688,873	154,708

Total Short-Term Instruments (Cost $154,476)			154,708

Total Investments in Affiliates (Cost $154,476)			154,708

Total Investments 92.2% (Cost $494,729)			$494,558

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(12,644))			128

Other Assets and Liabilities, net 7.8%			41,670

Net Assets 100.0%			$536,356

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	167

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$495	U.S. Treasury Notes 2.125% due 08/15/2021	$(505)	$495	$495
RDR	0.100	09/30/2020	10/01/2020	107,100	U.S. Treasury Notes 0.500% - 2.750% due 08/31/2021 - 05/31/2026	(109,247)	107,100	107,100

Total Repurchase Agreements						$(109,752)	$107,595	$107,595

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$495	$0	$0	$495	$(505)	$(10)
RDR	107,100	0	0	107,100	(109,247)	(2,147)

Total Borrowings and Other Financing Transactions	$107,595	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	1,500	$	441,889	$64	$0	$0
Australia Government 10-Year Bond December Futures	12/2020	1,526		163,286	1,941	0	(199)
Canada Government 10-Year Bond December Futures	12/2020	461		52,559	(52)	76	(156)
Euro-Bund 10-Year Bond December Futures	12/2020	47		9,617	53	14	(19)
Euro-Buxl 30-Year Bond December Futures	12/2020	44		11,488	448	61	(59)
Euro-Schatz December Futures	12/2020	333		43,841	(4)	2	(6)
Japan Government 10-Year Bond December Futures	12/2020	58		83,652	169	27	0

					$2,619	$180	$(439)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
United Kingdom Long Gilt December Futures	12/2020	194	$	(34,072)	$33	$113	$(57)

Total Futures Contracts					$2,652	$293	$(496)

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	12,500	$3	$419	$422	$0	$(15)
Pay(1)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		9,200	429	(12)	417	0	(25)
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		139,400	(10,079)	(485)	(10,564)	1,143	0
Receive	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030	CAD	30,200	(932)	(115)	(1,047)	23	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	188,900	(3,447)	(3,776)	(7,223)	0	(35)
Receive(1)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022	EUR	55,900	(86)	(164)	(250)	0	(2)
Pay(1)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		32,200	291	231	522	1	0
Pay(1)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		3,400	140	54	194	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	12,210,000	(418)	(1,846)	(2,264)	0	(54)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		2,570,000	(145)	(332)	(477)	0	(9)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		530,000	12	(136)	(124)	0	(2)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		799,000	(72)	(226)	(298)	0	(4)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/17/2030		8,500,000	190	(85)	105	0	(42)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		7,000,000	636	(7,199)	(6,563)	0	(69)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,170,000	72	(1,125)	(1,053)	0	(12)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		830,000	0	(862)	(862)	0	(9)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		2,010,000	(94)	(1,858)	(1,952)	0	(21)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		390,000	856	(171)	685	7	0

Total Swap Agreements							$(12,644)	$(17,688)	$(30,332)	$1,174	$(300)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$293	$1,174	$1,467	$0	$(496)	$(300)	$(796)

Cash of $38,927 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$11,343	CAD	14,968	$10	$(112)
	10/2020		23,408	DKK	149,640	158	0
	11/2020	CAD	2,699		$2,017	0	(10)
	12/2020	DKK	149,639		23,434	0	(157)
	12/2020		$236	SGD	324	1	0

BPS	10/2020	AUD	918		$672	14	0
	10/2020	EUR	8,386		10,045	213	0
	10/2020	JPY	57,860		546	0	(3)
	10/2020		$22,096	CAD	28,840	0	(437)
	10/2020		369	EUR	312	0	(3)
	10/2020		396	JPY	41,793	1	0
	11/2020	JPY	41,793		$396	0	(1)

BRC	10/2020	DKK	62,477		9,471	0	(369)
	10/2020		$273	NOK	2,405	0	(15)

CBK	10/2020	CAD	5,171		$3,933	49	0
	10/2020	DKK	55,091		8,341	0	(335)
	10/2020	GBP	7,583		10,022	238	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	169

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$4,685	CAD	6,268	$22	$0
	10/2020		46,760	DKK	307,780	1,710	0
	10/2020		1,944	GBP	1,447	0	(77)
	11/2020	CAD	6,268		$4,685	0	(22)
	12/2020	DKK	103,592		16,268	0	(63)

GLM	12/2020		22,695		3,571	0	(7)

HUS	10/2020	AUD	534		390	8	0
	10/2020	CAD	29,988		22,784	263	0
	10/2020	JPY	17,007		160	0	(1)
	10/2020		$7,894	GBP	6,136	24	0
	11/2020	GBP	6,136		$7,895	0	(24)

IND	10/2020	DKK	307,000		46,574	0	(1,773)

JPM	10/2020		24,836		3,769	0	(142)
	10/2020	MXN	3,727		164	0	(4)
	10/2020		$628	EUR	529	0	(8)

RYL	10/2020		596	AUD	812	0	(14)

SCX	10/2020	EUR	12,540		$14,923	221	0
	10/2020		$553	AUD	776	2	0
	11/2020	EUR	20,085		$23,568	4	0

SOG	10/2020	DKK	30,710		4,636	0	(200)

SSB	10/2020		$3,889	CAD	5,211	24	0
	10/2020		232	JPY	24,407	0	0
	11/2020	CAD	5,211		$3,890	0	(24)
	11/2020	JPY	24,407		232	0	0

TOR	10/2020	AUD	245		178	2	0
	10/2020	CAD	20,127		15,387	272	0
	10/2020	JPY	4,236		40	0	0

UAG	10/2020	AUD	2,315		1,680	22	0
	10/2020	JPY	4,800		45	0	0

Total Forward Foreign Currency Contracts						$3,258	$(3,801)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$169	$0	$0	$169	$(279)	$0	$0	$(279)	$(110)	$31	$(79)
BPS	228	0	0	228	(444)	0	0	(444)	(216)	272	56
BRC	0	0	0	0	(384)	0	0	(384)	(384)	302	(82)
CBK	2,019	0	0	2,019	(497)	0	0	(497)	1,522	(1,527)	(5)
GLM	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
HUS	295	0	0	295	(25)	0	0	(25)	270	(260)	10
IND	0	0	0	0	(1,773)	0	0	(1,773)	(1,773)	1,583	(190)
JPM	0	0	0	0	(154)	0	0	(154)	(154)	0	(154)
RYL	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
SCX	227	0	0	227	0	0	0	0	227	(280)	(53)
SOG	0	0	0	0	(200)	0	0	(200)	(200)	262	62
SSB	24	0	0	24	(24)	0	0	(24)	0	0	0
TOR	274	0	0	274	0	0	0	0	274	(270)	4
UAG	22	0	0	22	0	0	0	0	22	0	22

Total Over the Counter	$3,258	$0	$0	$3,258	$(3,801)	$0	$0	$(3,801)

(g)

Securities with an aggregate market value of $2,450 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$293	$293
Swap Agreements	0	0	0	0	1,174	1,174

	$0	$0	$0	$0	$1,467	$1,467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,258	$0	$3,258

	$0	$0	$0	$3,258	$1,467	$4,725

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$496	$496
Swap Agreements	0	0	0	0	300	300

	$0	$0	$0	$0	$796	$796

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,801	$0	$3,801

	$0	$0	$0	$3,801	$796	$4,597

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Futures	0	0	0	0	(45,556)	(45,556)
Swap Agreements	0	0	0	0	(7,157)	(7,157)

	$0	$0	$0	$0	$(52,743)	$(52,743)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,301	$0	$8,301
Purchased Options	0	0	0	(15)	0	(15)
Written Options	0	0	0	223	0	223
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$0	$8,509	$(1)	$8,508

	$0	$0	$0	$8,509	$(52,744)	$(44,235)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	32,714	32,714
Swap Agreements	0	0	0	0	6,467	6,467

	$0	$0	$0	$0	$39,188	$39,188

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,879)	$0	$(10,879)
Purchased Options	0	0	0	(4)	0	(4)

	$0	$0	$0	$(10,883)	$0	$(10,883)

	$0	$0	$0	$(10,883)	$39,188	$28,305

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	171

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$9,082	$0	$9,082
Denmark
Corporate Bonds & Notes	0	42,814	0	42,814
United States
Asset-Backed Securities	0	8,549	0	8,549
Non-Agency Mortgage-Backed Securities	0	15,905	0	15,905
U.S. Government Agencies	0	2,227	0	2,227
Short-Term Instruments
Repurchase Agreements	0	107,595	0	107,595
Belgium Treasury Bills	0	23,490	0	23,490
U.S. Treasury Bills	0	97,200	0	97,200
U.S. Treasury Cash Management Bills	0	32,988	0	32,988

	$0	$339,850	$0	$339,850

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$154,708	$0	$0	$154,708

Total Investments	$154,708	$339,850	$0	$494,558

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$293	$1,174	$0	$1,467
Over the counter	0	3,258	0	3,258

	$293	$4,432	$0	$4,725

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(496)	(300)	0	(796)
Over the counter	0	(3,801)	0	(3,801)

	$(496)	$(4,101)	$0	$(4,597)

Total Financial Derivative Instruments	$(203)	$331	$0	$128

Totals	$154,505	$340,181	$0	$494,686

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Short Asset Portfolio

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.1%

CORPORATE BONDS & NOTES 44.8%

BANKING & FINANCE 27.2%

ABN AMRO Bank NV
3.400% due 08/27/2021	$11,600	$11,920

AEGON Funding Co. LLC
5.750% due 12/15/2020	7,837	7,914

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,235	1,248
4.450% due 12/16/2021	4,900	5,007
4.500% due 05/15/2021	51,984	52,981
5.000% due 10/01/2021	2,960	3,052

Air Lease Corp.
2.250% due 01/15/2023	2,700	2,719
2.500% due 03/01/2021	5,173	5,205
2.750% due 01/15/2023	2,500	2,556
3.375% due 06/01/2021	3,225	3,264
3.500% due 01/15/2022	3,600	3,694

Aircastle Ltd.
5.125% due 03/15/2021	1,000	1,015

American Express Co.
2.750% due 05/20/2022	19,600	20,301

American Honda Finance Corp.
0.599% (US0003M + 0.350%) due 11/05/2021 ~	22,955	23,004
0.668% (US0003M + 0.420%) due 09/08/2023 ~	14,000	14,039
0.773% (US0003M + 0.540%) due 06/27/2022 ~	1,700	1,708
0.852% (US0003M + 0.610%) due 09/09/2021 ~	17,491	17,571

American Tower Corp.
2.250% due 01/15/2022	2,895	2,962

Asian Development Bank
0.260% (US0003M + 0.010%) due 12/15/2021 ~	25,840	25,820

Aviation Capital Group LLC
2.875% due 01/20/2022	1,500	1,489
7.125% due 10/15/2020	2,200	2,206

Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/20/2020	1,800	1,802

Banco Santander Chile
2.500% due 12/15/2020	11,900	11,965

Bangkok Bank PCL
4.800% due 10/18/2020	1,457	1,460

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~	2,000	2,009
1.451% (US0003M + 1.180%) due 10/21/2022 ~	8,635	8,726

Bank of Nova Scotia
2.200% due 02/03/2025	9,000	9,509

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~	10,356	10,390
2.353% (US0003M + 2.110%) due 08/10/2021 ~	44,913	45,673
3.200% due 08/10/2021	1,649	1,688

BNZ International Funding Ltd.
1.229% (US0003M + 0.980%) due 09/14/2021 ~	4,635	4,673

BOC Aviation Ltd.
2.750% due 09/18/2022	13,600	13,889

Boston Properties LP
4.125% due 05/15/2021	4,000	4,052

British Transco International Finance BV
0.000% due 11/04/2021 (b)	4,300	4,272

Caterpillar Financial Services Corp.
0.838% (US0003M + 0.590%) due 06/06/2022 ~	7,000	7,045

Citibank N.A.
2.844% due 05/20/2022 •	500	507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
0.953% (SOFRRATE + 0.870%) due 11/04/2022 ~		$6,700	$6,727
1.269% (US0003M + 1.023%) due 06/01/2024 ~		47,900	48,175
1.380% (US0003M + 1.100%) due 05/17/2024 ~		2,200	2,220

Citizens Bank N.A.
2.550% due 05/13/2021		4,337	4,389

CK Hutchison International Ltd.
3.250% due 04/11/2024		4,300	4,589

CNH Industrial Capital LLC
4.375% due 11/06/2020		7,111	7,134
4.875% due 04/01/2021		2,647	2,698

Cooperatieve Rabobank UA
0.753% (US0003M + 0.480%) due 01/10/2023 ~		8,900	8,950
1.103% (US0003M + 0.830%) due 01/10/2022 ~		10,000	10,085
2.750% due 01/10/2022		1,300	1,341

Credit Suisse AG
1.000% due 05/05/2023		500	506

Credit Suisse Group AG
1.489% (US0003M + 1.240%) due 06/12/2024 ~		19,000	19,163

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~		15,200	15,377
3.125% due 12/10/2020		6,800	6,836
3.450% due 04/16/2021		500	508

Danske Bank A/S
1.309% (US0003M + 1.060%) due 09/12/2023 ~		3,000	2,978
2.000% due 09/08/2021		5,020	5,096
2.700% due 03/02/2022		3,615	3,725
2.800% due 03/10/2021		62,807	63,449
3.001% due 09/20/2022 •		1,600	1,631

DNB Bank ASA
0.861% (US0003M + 0.620%) due 12/02/2022 ~		27,300	27,514
1.311% (US0003M + 1.070%) due 06/02/2021 ~		3,500	3,524

Ford Motor Credit Co. LLC
1.114% (US0003M + 0.810%) due 04/05/2021 ~		410	404
3.813% due 10/12/2021		2,000	2,009

General Motors Financial Co., Inc.
0.789% (US0003M + 0.540%) due 11/06/2020 ~		9,353	9,351
1.118% (US0003M + 0.850%) due 04/09/2021 ~		3,510	3,509
1.349% (US0003M + 1.100%) due 11/06/2021 ~		43,700	43,691
1.530% (US0003M + 1.310%) due 06/30/2022 ~		1,000	997
1.818% (US0003M + 1.550%) due 01/14/2022 ~		110	111
2.450% due 11/06/2020		3,300	3,305
3.200% due 07/06/2021		12,500	12,692
3.450% due 04/10/2022		2,315	2,381
3.550% due 04/09/2021		1,021	1,035
3.700% due 11/24/2020		600	601
4.200% due 03/01/2021		10,000	10,123

Goldman Sachs Group, Inc.
1.041% (US0003M + 0.780%) due 10/31/2022 ~		39,998	40,176
1.264% (US0003M + 1.000%) due 07/24/2023 ~		17,000	17,099
1.355% (US0003M + 1.110%) due 04/26/2022 ~		16,626	16,697
2.905% due 07/24/2023 •		21,100	21,899
3.550% due 02/12/2021 (d)	CAD	8,513	6,464

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		$54,025	53,957

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~	$11,925	$11,887
1.480% (US0003M + 1.230%) due 03/11/2025 ~	10,000	10,093
1.804% (US0003M + 1.500%) due 01/05/2022 ~	20,054	20,332

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	3,800	3,834

ICICI Bank Ltd.
5.750% due 11/16/2020	13,900	13,959

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~	9,975	10,107
1.368% (US0003M + 1.150%) due 03/29/2022 ~	9,500	9,594

International Lease Finance Corp.
5.875% due 08/15/2022	1,500	1,606
8.625% due 01/15/2022	1,100	1,183

Jackson National Life Global Funding
0.730% (US0003M + 0.480%) due 06/11/2021 ~	3,400	3,409
2.100% due 10/25/2021	3,500	3,567

John Deere Capital Corp.
0.739% (US0003M + 0.490%) due 06/13/2022 ~	11,000	11,063

JPMorgan Chase & Co.
1.494% (US0003M + 1.230%) due 10/24/2023 ~	7,000	7,111

KEB Hana Bank
0.925% (US0003M + 0.700%) due 10/02/2022 ~	16,400	16,428

Lloyds Bank PLC
0.732% (US0003M + 0.490%) due 05/07/2021 ~	4,008	4,018
2.250% due 08/14/2022	1,900	1,958

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~	7,800	7,832
2.858% due 03/17/2023 •	22,000	22,623
2.907% due 11/07/2023 •	19,700	20,472
3.000% due 01/11/2022	1,300	1,338

Marsh & McLennan Cos., Inc.
3.500% due 12/29/2020	1,000	1,008

Metropolitan Life Global Funding
3.375% due 01/11/2022	1,300	1,350

Mitsubishi UFJ Financial Group, Inc.
0.895% (US0003M + 0.650%) due 07/26/2021 ~	41,000	41,165
0.948% (US0003M + 0.700%) due 03/07/2022 ~	29,450	29,651
0.981% (US0003M + 0.740%) due 03/02/2023 ~	56,900	57,210
1.035% (US0003M + 0.790%) due 07/25/2022 ~	18,224	18,369
1.105% (US0003M + 0.860%) due 07/26/2023 ~	18,500	18,681
2.623% due 07/18/2022	10,600	10,992
3.455% due 03/02/2023	9,000	9,596

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	9,648	9,780
2.652% due 09/19/2022	38,100	39,270
2.750% due 10/21/2020	10,200	10,211
3.559% due 02/28/2024	5,000	5,380

Mizuho Financial Group, Inc.
0.858% (US0003M + 0.610%) due 09/08/2024 ~	11,800	11,780
0.880% (US0003M + 0.630%) due 05/25/2024 ~	72,759	72,746
1.038% (US0003M + 0.790%) due 03/05/2023 ~	5,700	5,742
1.099% (US0003M + 0.850%) due 09/13/2023 ~	6,700	6,737
1.111% (US0003M + 0.840%) due 07/16/2023 ~	40,960	41,162
1.130% (US0003M + 0.880%) due 09/11/2022 ~	17,798	17,973

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	173

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.263% (US0003M + 0.990%) due 07/10/2024 ~	$43,800	$44,235

Morgan Stanley
0.784% (SOFRRATE + 0.700%) due 01/20/2023 ~	15,700	15,746
1.188% (US0003M + 0.930%) due 07/22/2022 ~	15,979	16,054
1.664% (US0003M + 1.400%) due 10/24/2023 ~	39,200	39,850

National Bank of Canada
0.581% (US0003M + 0.330%) due 11/02/2020 ~	1,000	1,000

Nationwide Building Society
1.700% due 02/13/2023	45,800	47,173

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~	79,003	79,355
1.775% (US0003M + 1.550%) due 06/25/2024 ~	180	181

NatWest Markets PLC
1.618% (US0003M + 1.400%) due 09/29/2022 ~	11,800	11,899

New York Life Global Funding
0.551% (US0003M + 0.280%) due 01/21/2022 ~	33,700	33,794

Nissan Motor Acceptance Corp.
0.916% (US0003M + 0.650%) due 07/13/2022 ~	15,926	15,566
0.923% due 09/28/2022 •	67,025	65,190
1.156% (US0003M + 0.890%) due 01/13/2022 ~	14,494	14,329
3.875% due 09/21/2023	4,000	4,146

Nordea Bank Abp
1.000% due 06/09/2023	1,800	1,826
1.241% (US0003M + 0.990%) due 05/27/2021 ~	16,000	16,099

NRW Bank
0.371% (US0003M + 0.120%) due 02/01/2022 ~	50,800	51,124

ORIX Corp.
2.650% due 04/13/2021	26,630	26,890
2.900% due 07/18/2022	37,548	38,895
3.200% due 01/19/2022	6,000	6,185

PNC Bank N.A.
0.708% (US0003M + 0.450%) due 07/22/2022 ~	3,100	3,109
1.743% due 02/24/2023 •	3,200	3,259

Protective Life Global Funding
1.082% due 06/09/2023	14,700	14,914
2.615% due 08/22/2022	13,900	14,467

Royal Bank of Canada
2.800% due 04/29/2022	14,400	14,953

Santander Holdings USA, Inc.
4.450% due 12/03/2021	13,200	13,725

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	4,000	4,180

Santander UK PLC
0.866% (US0003M + 0.620%) due 06/01/2021 ~	31,488	31,592
0.940% (US0003M + 0.660%) due 11/15/2021 ~	4,865	4,895
1.625% due 02/12/2023	12,000	12,343
2.100% due 01/13/2023	10,000	10,323
3.400% due 06/01/2021	3,200	3,266

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,004

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	2,000	2,017

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~	71,400	71,645
2.744% due 09/10/2022 •	9,000	9,145

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	3,800	3,804

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
1.012% (US0003M + 0.740%) due 10/18/2022 ~		$20,000	$20,141
1.046% (US0003M + 0.780%) due 07/12/2022 ~		22,400	22,575
1.236% (US0003M + 0.970%) due 01/11/2022 ~		4,354	4,394
1.378% (US0003M + 1.110%) due 07/14/2021 ~		4,000	4,032
1.412% (US0003M + 1.140%) due 10/19/2021 ~		7,750	7,830
1.922% (US0003M + 1.680%) due 03/09/2021 ~		18,906	19,037

Swedbank AB
0.949% (US0003M + 0.700%) due 03/14/2022 ~		16,895	17,032

Toronto-Dominion Bank
0.516% (US0003M + 0.270%) due 03/17/2021 ~		17,000	17,023

Toyota Motor Credit Corp.
0.680% due 05/17/2022 •		7,500	7,526
0.728% (US0003M + 0.480%) due 09/08/2022 ~		5,800	5,831
0.956% due 01/11/2022 •		29,000	29,225
2.860% due 01/28/2021	AUD	6,000	4,328

UBS AG
0.726% (US0003M + 0.480%) due 12/01/2020 ~		$5,600	5,602

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		12,000	12,083
2.048% due 04/14/2021 •		26,200	26,430
3.000% due 04/15/2021		2,300	2,333
3.491% due 05/23/2023		1,200	1,252

WEA Finance LLC
3.250% due 10/05/2020		2,444	2,445

Wells Fargo & Co.
1.374% (US0003M + 1.110%) due 01/24/2023 ~		3,000	3,023
2.164% due 02/11/2026 •		12,800	13,299

Wells Fargo Bank N.A.
0.768% (US0003M + 0.510%) due 10/22/2021 ~		800	804

			2,396,091

INDUSTRIALS 14.1%

AbbVie, Inc.
2.150% due 11/19/2021		600	611
2.300% due 05/14/2021		2,700	2,725
2.300% due 11/21/2022		2,800	2,898
5.000% due 12/15/2021		8,170	8,521

AutoNation, Inc.
3.350% due 01/15/2021		300	301

Bacardi Ltd.
4.500% due 01/15/2021		3,300	3,304

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~		20,000	20,121

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		20,905	20,948
1.260% (US0003M + 1.010%) due 12/15/2023 ~		36,000	36,351
3.500% due 06/25/2021		7,800	7,958

BMW Finance NV
1.047% (US0003M + 0.790%) due 08/12/2022 ~		30,000	30,149

BMW U.S. Capital LLC
0.676% (US0003M + 0.410%) due 04/12/2021 ~		24,610	24,646
0.798% (US0003M + 0.530%) due 04/14/2022 ~		18,800	18,814
0.944% (US0003M + 0.640%) due 04/06/2022 ~		12,705	12,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
2.300% due 08/01/2021	$27,795	$28,165
8.750% due 08/15/2021	5,075	5,411

BP Capital Markets America, Inc.
0.877% (US0003M + 0.650%) due 09/19/2022 ~	42,303	42,376

Bristol-Myers Squibb Co.
0.660% (US0003M + 0.380%) due 05/16/2022 ~	128,600	129,099
2.600% due 05/16/2022	5,300	5,501

Broadcom, Inc.
3.125% due 10/15/2022	900	942

Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,500	1,574

Carrier Global Corp.
1.923% due 02/15/2023	5,400	5,559

Central Nippon Expressway Co. Ltd.
1.061% due 03/03/2022 •	10,500	10,548
1.099% (US0003M + 0.850%) due 09/14/2021 ~	9,000	8,999
1.250% (US0003M + 0.970%) due 02/16/2021 ~	3,000	3,008
1.315% (US0003M + 1.070%) due 04/23/2021 ~	14,740	14,803
2.091% due 09/14/2021	34,967	35,410
2.362% due 05/28/2021	19,800	20,011
2.567% due 11/02/2021	10,800	11,006
2.849% due 03/03/2022	26,500	27,258

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	49,138	50,299
4.464% due 07/23/2022	21,393	22,660

Cigna Corp.
0.896% (US0003M + 0.650%) due 09/17/2021 ~	19,500	19,504
1.165% (US0003M + 0.890%) due 07/15/2023 ~	10,000	10,109

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~	6,225	6,226
3.800% due 10/22/2021	7,440	7,696

D.R. Horton, Inc.
2.550% due 12/01/2020	5,300	5,318

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	9,250	9,251
0.799% (US0003M + 0.550%) due 05/04/2021 ~	47,299	47,323
0.919% (US0003M + 0.670%) due 11/05/2021 ~	9,700	9,709
1.089% (US0003M + 0.840%) due 05/04/2023 ~	62,400	62,173
1.136% (US0003M + 0.880%) due 02/22/2022 ~	9,449	9,479
1.180% (US0003M + 0.900%) due 02/15/2022 ~	12,900	12,975
3.350% due 05/04/2021	7,300	7,417

Delta Air Lines, Inc.
2.600% due 12/04/2020	7,280	7,290
3.625% due 03/15/2022	5,150	5,062

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~	23,300	23,378
2.800% due 11/15/2020	900	901

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	25,000	24,995

Eni SpA
4.150% due 10/01/2020	10,000	10,000

ERAC USA Finance LLC
5.250% due 10/01/2020	1,231	1,231

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	2,000	1,998

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~	2,545	2,550

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Co.
1.150% (US0003M + 0.900%) due 09/10/2021 ~		$5,065	$5,065

Georgia-Pacific LLC
5.400% due 11/01/2020		700	703

Gilead Sciences, Inc.
1.200% due 10/01/2027		2,000	2,008

Hanshin Expressway Co. Ltd.
0.020% due 12/20/2021	JPY	300,000	2,844

Hyundai Capital America
1.217% due 07/08/2021 •		$3,316	3,319
1.217% (US0003M + 0.940%) due 07/08/2021 ~		6,000	6,005
2.375% due 02/10/2023		11,000	11,306
2.450% due 06/15/2021		1,290	1,304
3.000% due 10/30/2020		11,026	11,047
3.000% due 03/18/2021		1,270	1,281
3.450% due 03/12/2021		1,845	1,867
3.750% due 07/08/2021		5,300	5,422
3.950% due 02/01/2022		4,000	4,152

Imperial Brands Finance PLC
3.750% due 07/21/2022		12,500	13,069

John Deere Financial, Inc.
2.990% due 01/14/2022 (d)	CAD	7,600	5,882

Kinder Morgan, Inc.
1.555% (US0003M + 1.280%) due 01/15/2023 ~		$17,502	17,602

Kraft Heinz Foods Co.
1.063% (US0003M + 0.820%) due 08/10/2022 ~		45,266	45,041

Microchip Technology, Inc.
3.922% due 06/01/2021		4,800	4,907

Mitsubishi Corp.
2.625% due 07/14/2022		6,300	6,509

Molson Coors Brewing Co.
2.100% due 07/15/2021		5,177	5,240

Moody’s Corp.
2.625% due 01/15/2023		5,000	5,235

Mylan NV
3.150% due 06/15/2021		15,790	16,046
3.750% due 12/15/2020		567	570

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		8,000	8,115

NXP BV
3.875% due 09/01/2022		500	529

Panasonic Corp.
2.536% due 07/19/2022		7,500	7,742

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		16,700	18,097

Phillips 66
0.834% (US0003M + 0.600%) due 02/26/2021 ~		1,100	1,100

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~		18,450	18,523

Rogers Communications, Inc.
5.340% due 03/22/2021	CAD	34,731	26,669

Ryder System, Inc.
3.500% due 06/01/2021		$3,700	3,776

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		3,700	3,924

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		1,625	1,646

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,300	2,421

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022		1,000	1,023
4.000% due 11/26/2021		19,900	20,665

Telefonica Emisiones S.A.
5.462% due 02/16/2021		14,245	14,509

Time Warner Cable LLC
4.125% due 02/15/2021		2,806	2,817

TransCanada PipeLines Ltd.
9.875% due 01/01/2021		1,800	1,843

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TWDC Enterprises 18 Corp.
2.758% due 10/07/2024 (d)	CAD	2,000	$1,597

VMware, Inc.
2.950% due 08/21/2022		$3,600	3,750

Volkswagen Group of America Finance LLC
1.083% (US0003M + 0.860%) due 09/24/2021 ~		1,500	1,506
1.197% (US0003M + 0.940%) due 11/12/2021 ~		9,627	9,676
4.000% due 11/12/2021		14,015	14,534

Wm Wrigley Jr Co.
3.375% due 10/21/2020		200	200

Woodside Finance Ltd.
4.600% due 05/10/2021		900	911

Woolworths Group Ltd.
4.550% due 04/12/2021		1,000	1,018

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~		1,450	1,450

Zoetis, Inc.
3.450% due 11/13/2020		2,400	2,402

			1,244,187

UTILITIES 3.5%

AT&T, Inc.
1.155% (US0003M + 0.890%) due 02/15/2023 ~		16,500	16,649
3.825% due 11/25/2020	CAD	5,489	4,142

CenterPoint Energy, Inc.
3.600% due 11/01/2021		$200	207

Consolidated Edison Co. of New York, Inc.
0.625% (US0003M + 0.400%) due 06/25/2021 ~		11,000	11,027

Duke Energy Corp.
0.900% (US0003M + 0.650%) due 03/11/2022 ~		41,400	41,665

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		600	631

Enel Finance International NV
2.875% due 05/25/2022		7,200	7,432

Evergy, Inc.
4.850% due 06/01/2021		2,000	2,036

Eversource Energy
2.750% due 03/15/2022		7,000	7,223

Exelon Corp.
5.150% due 12/01/2020		11,800	11,800

FirstEnergy Corp.
2.850% due 07/15/2022		5,700	5,846

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		10,000	10,285

National Rural Utilities Cooperative Finance Corp.
0.595% (US0003M + 0.375%) due 06/30/2021 ~		16,000	16,049

NextEra Energy Capital Holdings, Inc.
0.806% (US0003M + 0.550%) due 08/28/2021 ~		6,200	6,202
0.970% (US0003M + 0.720%) due 02/25/2022 ~		16,800	16,930
1.950% due 09/01/2022		6,100	6,287
2.403% due 09/01/2021		4,700	4,791
2.900% due 04/01/2022		8,500	8,803

Pacific Gas & Electric Co.
1.717% (US0003M + 1.480%) due 06/16/2022 ~		27,400	27,466
1.750% due 06/16/2022		45,500	45,566
3.250% due 06/15/2023		1,400	1,454
3.400% due 08/15/2024		1,200	1,255
3.750% due 02/15/2024		5,300	5,555
3.850% due 11/15/2023		5,300	5,618
4.250% due 08/01/2023		800	853

PacifiCorp
2.950% due 02/01/2022		4,250	4,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	$9,267	$9,280

Telstra Corp. Ltd.
4.800% due 10/12/2021	6,500	6,792

Verizon Communications, Inc.
1.380% (US0003M + 1.100%) due 05/15/2025 ~	16,100	16,465

		302,676

Total Corporate Bonds & Notes (Cost $3,913,221)		3,942,954

MUNICIPAL BONDS & NOTES 0.0%

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.375% (US0003M + 0.130%) due 10/25/2036 ~	1,231	1,201

Total Municipal Bonds & Notes (Cost $1,212)		1,201

U.S. GOVERNMENT AGENCIES 20.9%

Fannie Mae
0.448% due 01/25/2048 •	3,243	3,243
0.456% due 03/25/2048 - 06/25/2048 •	23,114	22,992
0.476% due 08/25/2044 - 01/25/2045 •	12,850	12,755
0.506% due 10/25/2044 - 05/25/2058 •	157,530	157,617
0.521% due 08/25/2044	14,528	14,465
0.525% due 12/25/2048 •	18,944	18,805
0.548% due 09/25/2043 - 07/25/2050 •	21,774	21,920
0.556% due 07/25/2044 - 09/25/2049 •	31,616	31,607
0.576% due 11/25/2046 •	3,797	3,798
0.596% due 12/25/2046 •	3,187	3,190
0.598% due 07/25/2049 - 08/25/2049 •	102,010	102,543
0.606% due 07/25/2046 •	35,385	35,433
0.648% due 12/25/2049 - 08/25/2059 •	69,141	69,677
0.770% due 07/15/2025	26,000	26,046
1.250% due 05/25/2043	15,304	15,335

Freddie Mac
0.476% due 05/15/2038 •	5,283	5,304
0.486% due 05/15/2041 •	5,350	5,358
0.487% due 11/25/2021 •	7,508	7,494
0.496% due 06/15/2040 •	5,213	5,215
0.497% due 06/25/2025 •	10,730	10,802
0.506% due 12/15/2036 - 09/15/2044 •	423,999	424,032
0.507% due 09/25/2021 •	1,426	1,427
0.552% due 06/15/2035 - 07/25/2050 •	37,752	37,958
0.556% due 01/15/2037 - 01/15/2040 •	128,293	129,351
0.582% due 06/15/2036 •	1,356	1,367
0.596% due 11/15/2042 •	2,616	2,637
0.602% due 11/15/2044 - 09/25/2049 •	30,749	30,894
0.606% due 12/15/2037 - 05/15/2038 •	6,890	6,868
0.690% due 08/05/2025 (h)	25,000	25,025
0.700% due 09/02/2025	98,000	98,070
0.702% due 06/15/2041 •	6,005	6,083
0.750% due 08/04/2025	22,000	22,026
0.800% due 07/21/2025	25,000	25,008
0.850% due 07/09/2025	10,000	10,001
1.500% due 12/15/2042	6,166	6,240
2.500% due 07/25/2034 - 10/25/2048	113,929	115,158
2.852% due 10/15/2037	72,849	72,798

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	175

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.355% due 06/20/2066 •		$81	$81
0.456% due 03/20/2037 •		1,607	1,608
0.466% due 04/20/2037 •		1,883	1,886
0.557% due 02/20/2043 - 02/20/2046 •		64,241	64,020
0.606% due 04/20/2049 •		12,332	12,375
0.625% due 06/20/2067 •		506	507
0.655% due 04/20/2061 •		1,313	1,316
0.785% due 03/20/2065 •		8,680	8,738
0.856% due 04/20/2070 •		21,994	22,382
0.866% due 07/20/2049		3,189	3,224
0.905% due 08/20/2067 •		2,327	2,358
0.955% due 05/20/2066 •		5,352	5,425
1.008% due 08/20/2062 ~		3,660	3,665
1.249% due 09/20/2067 •		15,782	16,128
1.438% due 07/20/2067 •		8,141	8,327
1.586% due 06/20/2067 •		5,180	5,283
1.904% due 04/20/2067 •		5,256	5,370
2.500% due 01/20/2049 - 10/20/2049		82,519	84,263
2.675% due 11/20/2067 •		1,400	1,431

Total U.S. Government Agencies (Cost $1,832,650)			1,836,929

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.1%

280 Park Avenue Mortgage Trust
1.032% due 09/15/2034 •		15,000	15,007

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		28,100	28,142

AREIT Trust
2.772% due 04/14/2037 •		20,900	21,195

Ashford Hospitality Trust
1.052% due 04/15/2035 •		6,063	5,800

Atrium Hotel Portfolio Trust
1.102% due 06/15/2035 •		5,000	4,768

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	40,700	52,394

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •		$17,041	16,857

Brass PLC
0.980% due 11/16/2066 •		10,431	10,468

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		18,167	18,628

Commercial Mortgage Trust
3.373% due 10/10/2048		1,972	2,092
3.391% due 05/15/2045		1,711	1,748

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 «~		26,900	26,897

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		4,398	4,613

DBCG Mortgage Trust
0.852% due 06/15/2034 •		9,000	8,963

Eurosail PLC
0.000% due 03/13/2045 •	EUR	3,585	4,164

Exantas Capital Corp. Ltd.
1.151% due 04/15/2036 •		$13,734	13,382

Fannie Mae
3.500% due 06/25/2048		16,407	17,273

Gosforth Funding PLC
0.697% due 12/19/2059 •		836	837
0.700% due 08/25/2060 •		15,669	15,689

GPMT Ltd.
1.056% due 11/21/2035 •		680	678

GS Mortgage Securities Corp. Trust
0.852% due 07/15/2032 •		5,000	4,993
3.419% due 10/10/2032		24,000	24,522

GS Mortgage Securities Trust
3.707% due 08/10/2044		36,325	36,629

Harben Finance PLC
0.868% due 08/20/2056 •	GBP	3,211	4,135

Hawksmoor Mortgage Funding PLC
1.112% due 05/25/2053 •		11,032	14,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	57,047	$73,630

Holmes Master Issuer PLC
0.635% due 10/15/2054 •		$3,429	3,430
0.695% due 10/15/2054 •		13,242	13,240

JPMorgan Chase Commercial Mortgage Securities Trust
1.152% due 06/15/2032 •		16,909	16,208
3.093% due 07/05/2032		5,543	5,714

Lehman XS Trust
0.688% due 12/25/2035 •		553	535

MF1 Ltd.
1.278% due 12/25/2034 •		25,000	24,672

Motel 6 Trust
1.072% due 08/15/2034 •		3,084	3,038

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		7,279	7,847

PFP Ltd.
1.202% due 04/14/2037 •		17,900	17,527

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	2,100	2,726

Ripon Mortgages PLC
0.868% due 08/20/2056 •		4,621	5,956

Rosslyn Portfolio Trust
1.939% due 06/15/2033 •		$12,371	12,196

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		5,592	5,622

Stratton Mortgage Funding PLC
0.860% due 03/12/2044 •	GBP	4,817	6,192

Towd Point Mortgage Funding PLC
0.963% due 05/20/2045 •		22,310	28,705

Tower Bridge Funding PLC
0.957% due 03/20/2056 •		738	951

UBS Commercial Mortgage Trust
3.400% due 05/10/2045		$19,896	20,407

Wells Fargo Commercial Mortgage Trust
0.884% due 12/15/2036 •		2,841	2,847
1.001% due 12/13/2031 •		5,000	4,814

Wells Fargo-RBS Commercial Mortgage Trust
0.711% due 08/15/2047 •		13,371	13,200
2.695% due 03/15/2045		99	101

Total Non-Agency Mortgage-Backed Securities (Cost $625,029)			623,670

ASSET-BACKED SECURITIES 13.4%

Arbor Realty Collateralized Loan Obligation Ltd.
1.142% due 12/15/2027 •		6,050	5,971

Atrium Corp.
1.088% due 04/22/2027 •		9,590	9,549

Aurium CLO DAC
0.680% due 10/13/2029 •(f)	EUR	12,500	14,621

B&M CLO Ltd.
1.001% due 04/16/2026 •		$72	72

Babson Euro CLO BV
0.367% due 10/25/2029 •	EUR	5,662	6,588

Barings Euro CLO BV
0.680% due 07/27/2030 •(f)		11,200	13,069

Benefit Street Partners CLO Ltd.
1.052% due 07/18/2027 •		$1,054	1,050

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	6,355	7,446

BMW Canada Auto Trust
1.956% due 09/20/2022	CAD	20,091	15,234
2.153% due 10/20/2021		2,894	2,181

Brookside Mill CLO Ltd.
1.093% due 01/17/2028 •		$4,971	4,931

Canadian Pacer Auto Receivables Trust
0.356% due 11/21/2022 •		18,922	18,902

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	3,700	4,341

Carrington Mortgage Loan Trust
1.392% due 10/20/2029 •		$15,500	15,360
1.503% due 10/17/2029 •		5,000	4,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chesapeake Funding LLC
0.522% due 08/15/2030 •		$8,256	$8,178
1.910% due 08/15/2029		3,674	3,683
1.950% due 09/15/2031		12,302	12,479

CIFC Funding Ltd.
1.105% due 10/25/2027 •		15,300	15,184

CNH Equipment Trust
2.520% due 08/15/2024		15,500	15,874

Commonbond Student Loan Trust
2.550% due 05/25/2041		607	623

CoreVest American Finance Trust
2.968% due 10/15/2049		3,119	3,183

Denali Capital CLO LLC
1.295% due 10/26/2027 •		5,800	5,783

DLL LLC
2.270% due 05/20/2022		5,292	5,317

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		15,275	15,160

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		16,393	15,847

Enterprise Fleet Financing LLC
1.780% due 12/22/2025		30,000	30,492

Evergreen Credit Card Trust
0.522% due 10/16/2023 •		39,500	39,584
0.632% due 01/15/2023 •		30,000	30,035

First Franklin Mortgage Loan Trust
0.883% due 09/25/2035 •		1,307	1,317

Flagship CLO Ltd.
1.121% due 01/16/2026 •		1,728	1,727

Ford Auto Securitization Trust
2.319% due 04/15/2022	CAD	493	372

Ford Credit Floorplan Master Owner Trust
2.230% due 09/15/2024		$33,900	35,077

Gallatin CLO Ltd.
1.321% due 01/21/2028 •		14,847	14,746
1.575% (US0003M + 1.050%) due 07/15/2027 ~		28,955	28,888

GLS Auto Receivables Issuer Trust
0.690% due 10/16/2023		11,824	11,831

GM Financial Automobile Leasing Trust
0.336% due 06/21/2021 •		89	89

GM Financial Consumer Automobile Receivables Trust
0.382% due 08/16/2022 •		7,650	7,651

GMF Canada Leasing Trust
3.262% due 07/20/2023 (d)	CAD	9,007	6,803

GMF Floorplan Owner Revolving Trust
0.680% due 08/15/2025		$3,100	3,112

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		7,067	7,049

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	8,433	9,881

Hertz Fleet Lease Funding LP
0.626% due 01/10/2033 •		$5,313	5,326
0.656% due 05/10/2032 •		2,695	2,687

HPEFS Equipment Trust
2.210% due 09/20/2029		2,700	2,745

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		3,296	3,296

Jubilee CLO BV
0.316% due 12/15/2029 •	EUR	8,400	9,752

LCM LP
1.312% due 10/20/2027 •		$6,350	6,299

Marathon CLO Ltd.
1.117% due 11/21/2027 •		9,497	9,414

Master Credit Card Trust
0.646% due 07/21/2024 •		10,000	10,017

MidOcean Credit CLO
1.522% due 01/20/2029 •		10,000	9,964

Monarch Grove CLO
1.125% due 01/25/2028 •		23,795	23,567

Mountain View CLO Ltd.
1.086% due 10/13/2027 •		3,453	3,418

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Private Education Loan Trust
1.402% due 02/15/2029 •		$2,988	$3,005

Navient Private Education Refi Loan Trust
0.502% due 11/15/2068 •		3,773	3,765
1.690% due 05/15/2069		11,189	11,348

Navient Student Loan Trust
0.398% due 06/27/2067 •		523	523
0.418% due 02/27/2068 •		2,387	2,388
0.498% due 03/25/2067 •		14,279	14,201
0.528% due 03/25/2067 •		10,190	10,152
0.898% due 03/25/2066 •		1,647	1,648

Nelnet Student Loan Trust
0.366% due 08/23/2027 •		477	476
0.848% due 09/27/2038 •		18,150	17,841
0.998% due 02/25/2066 •		10,671	10,577

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •		6,606	6,589

Nissan Master Owner Trust Receivables
0.582% due 11/15/2023 •		15,000	15,035

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	3,700	4,314

Ocean Trails CLO
1.154% due 08/13/2025 •		$6	6

OCP CLO Ltd.
1.065% due 10/26/2027 •		14,232	14,162
1.075% due 07/15/2027 •		3,359	3,349
1.123% due 04/17/2027 •		3,187	3,188

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		6,838	6,788

Palmer Square Loan Funding Ltd.
0.875% due 04/15/2026 •		4,084	4,070
0.925% due 07/15/2026 •		6,412	6,389

Santander Retail Auto Lease Trust
1.890% due 09/20/2022		8,633	8,717

Silver Arrow Canada LP
2.361% due 01/15/2023	CAD	23,543	17,756

SLC Student Loan Trust
0.350% due 09/15/2026 •		$577	577
0.360% due 03/15/2027 •		3,385	3,364
0.370% due 06/15/2029 •		1,861	1,847

SLM Student Loan Trust
0.335% due 01/26/2026 •		8,996	8,979
0.355% due 01/25/2027 •		950	949
0.365% due 01/25/2027 •		3,116	3,089
0.598% due 06/25/2043 •		21,439	20,904
0.795% due 01/25/2028 •		2,597	2,598
0.798% due 12/27/2038 •		11,739	11,587
0.798% due 06/25/2055 •		12,583	12,364
0.800% due 12/15/2025 •		2,270	2,262
0.845% due 10/25/2029 •		34,893	34,802
0.895% due 01/25/2022 •		1,262	1,197

SMB Private Education Loan Trust
0.000% due 07/15/2053 •		2,800	2,813
1.290% due 07/15/2053		22,900	22,937
1.302% due 05/15/2026 •		3,407	3,418
2.340% due 09/15/2034		5,773	5,887
2.430% due 02/17/2032		6,602	6,764
2.700% due 05/15/2031		6,547	6,712
2.750% due 07/15/2027		327	332

SoFi Consumer Loan Program LLC
3.280% due 01/26/2026		158	159

SoFi Professional Loan Program LLC
0.848% due 03/26/2040 •		387	387
1.348% due 06/25/2033 •		484	486
2.130% due 11/16/2048		4,573	4,608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.360% due 12/27/2032		$809	$820
2.390% due 02/25/2042		41	41
2.780% due 08/17/2048		5,306	5,337
3.180% due 06/15/2048		1,901	1,911

SoFi Professional Loan Program Trust
3.080% due 01/25/2048		112	112
3.120% due 02/25/2048		168	168

Starwood Waypoint Homes Trust
1.102% due 01/17/2035 •		13,594	13,597

Structured Asset Securities Corp. Mortgage Loan Trust
0.718% due 05/25/2035 •		4,916	4,895

Symphony CLO Ltd.
1.155% due 04/15/2028 •		6,957	6,912

Telos CLO Ltd.
1.223% due 04/17/2028 •		15,022	14,926

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		5,418	5,386

Towd Point Mortgage Trust
0.748% due 02/25/2057 •		2,904	2,900
1.636% due 04/25/2060 ~		83,897	85,564
2.710% due 01/25/2060 ~		30,412	31,843
2.900% due 10/25/2059 ~		10,909	11,574

Toyota Auto Receivables Owner Trust
0.282% due 02/15/2022 •		4,093	4,093

Tralee CLO Ltd.
1.302% due 10/20/2027 •		19,260	19,218

Trillium Credit Card Trust
0.515% due 12/26/2024 •		17,000	17,018
0.625% due 01/26/2024 •		22,400	22,420

Venture CLO Ltd.
1.125% due 01/15/2028 •		12,313	12,235
1.155% due 04/15/2027 •		8,349	8,273

Voya CLO Ltd.
0.965% due 07/25/2026 •		3,308	3,306

WhiteHorse Ltd.
1.203% due 04/17/2027 •		1,742	1,738
1.433% due 07/17/2026 •		1,648	1,647

World Omni Auto Receivables Trust
1.300% due 02/15/2022		12	12

World Omni Select Auto Trust
0.470% due 06/17/2024		5,300	5,302

Z Capital Credit Partners CLO Ltd.
1.221% due 07/16/2027 •		13,582	13,550

Zais CLO Ltd.
1.425% due 04/15/2028 •		23,169	23,166

Total Asset-Backed Securities (Cost $1,184,910)			1,184,031

SOVEREIGN ISSUES 2.2%

Chiba Prefecture
1.100% due 09/24/2021	JPY	200,000	1,917

CPPIB Capital, Inc.
0.301% (US0003M + 0.030%) due 10/16/2020 ~		$5,000	5,000

Export Development Canada
1.960% due 01/29/2025		127,000	127,734

Export-Import Bank of India
1.247% (US0003M + 1.000%) due 08/21/2022 ~		16,705	16,550
3.125% due 07/20/2021		8,448	8,561

Export-Import Bank of Korea
0.750% (US0003M + 0.525%) due 06/25/2022 ~		2,400	2,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hungary Government International Bond
6.375% due 03/29/2021		$1,902	$1,958

Japan Finance Organization for Municipalities
2.000% due 04/21/2022		5,796	5,932
2.625% due 04/20/2022		3,200	3,307

Korea Development Bank
0.700% (US0003M + 0.475%) due 10/01/2022 ~		750	752
1.068% (US0003M + 0.800%) due 10/30/2022 ~		5,100	5,142

Major Joint Local Government International Bond
1.030% due 09/24/2021	JPY	500,000	4,788

Okinawa Development Finance Corp.
1.208% due 06/18/2021		200,000	1,912

SNCF Reseau
2.000% due 10/13/2020		$4,000	4,002

Tokyo Metropolitan Government
0.990% due 09/17/2021	JPY	200,000	1,914

Total Sovereign Issues (Cost $191,158)			191,879

SHORT-TERM INSTRUMENTS 16.7%

CERTIFICATES OF DEPOSIT 0.8%

Bank of Montreal
0.470% (SOFRRATE + 0.400%) due 10/02/2020 ~		$52,600	52,601

Sumitomo Mitsui Banking Corp.
0.646% (US0003M + 0.380%) due 10/12/2021 ~		15,800	15,823

			68,424

COMMERCIAL PAPER 0.6%

General Motors Financial Co., Inc.
1.150% due 01/11/2021 (c)		2,000	1,995

Schlumberger Investment S.A.
1.950% due 10/28/2020 (c)		50,000	49,993

			51,988

REPURCHASE AGREEMENTS (e) 15.3%
			1,350,447

U.S. TREASURY BILLS 0.0%
0.097% due 10/08/2020 - 01/07/2021 (a)(b)(j)		1,362	1,362

Total Short-Term Instruments (Cost $1,472,126)			1,472,221

Total Investments in Securities (Cost $9,220,306)			9,252,885

Total Investments 105.1% (Cost $9,220,306)			$9,252,885

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(2,283))			3,129

Other Assets and Liabilities, net (5.1)%			(450,820)

Net Assets 100.0%			$8,805,194

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	177

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
GMF Canada Leasing Trust	3.262%	07/20/2023	09/30/2020	$6,804	$6,803	0.08%
Goldman Sachs Group, Inc.	3.550	02/12/2021	09/24/2020	6,421	6,464	0.07
John Deere Financial, Inc.	2.990	01/14/2022	09/25/2020 - 09/30/2020	5,877	5,882	0.07
TWDC Enterprises 18 Corp.	2.758	10/07/2024	09/28/2020	1,590	1,597	0.02

				$20,692	$20,746	0.24%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.110%	09/30/2020	10/01/2020	$93,600	U.S. Treasury Bonds 1.125% due 05/15/2040	$(94,758)	$93,600	$93,600
	0.110	10/01/2020	10/02/2020	437,100	U.S. Treasury Bonds 1.125% due 05/15/2040	(444,738)	437,100	437,100
	0.120	09/17/2020	10/01/2020	70,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(71,284)	70,000	70,003
DEU	0.110	09/30/2020	10/01/2020	150,500	U.S. Treasury Bonds 3.000% due 05/15/2045	(152,362)	150,500	150,500
FICC	0.000	09/30/2020	10/01/2020	4,007	U.S. Treasury Notes 1.750% due 07/31/2021	(4,087)	4,007	4,007
JPS	0.110	09/30/2020	10/01/2020	285,400	U.S. Treasury Bonds 3.000% - 3.375% due 11/15/2044 - 11/15/2048	(289,075)	285,400	285,401
MBC	0.110	09/30/2020	10/01/2020	166,200	U.S. Treasury Notes 1.250% - 2.375% due 07/31/2022 - 11/15/2025	(171,385)	166,200	166,201
	0.110	09/25/2020	10/02/2020	100,000	U.S. Treasury Notes 1.875% due 09/30/2022	(102,263)	100,000	100,002
SSB	0.000	09/30/2020	10/01/2020	2,840	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(2,897)	2,840	2,840
TDM	0.100	09/30/2020	10/01/2020	40,800	U.S. Treasury Notes 0.125% due 09/30/2022	(41,652)	40,800	40,800

Total Repurchase Agreements						$(1,374,501)	$1,350,447	$1,350,454

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	0.771%	04/14/2020	10/14/2020	EUR (18,905)	$(22,235)

Total Reverse Repurchase Agreements					$(22,235)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$600,703	$0	$0	$600,703	$(610,449)	$(9,746)
BPS	0	(22,235)	0	(22,235)	27,055	4,820
DEU	150,500	0	0	150,500	(152,362)	(1,862)
FICC	4,007	0	0	4,007	(4,087)	(80)
JPS	285,401	0	0	285,401	(289,075)	(3,674)
MBC	266,203	0	0	266,203	(273,398)	(7,195)

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
SSB	$2,840	$0	$0	$2,840	$(2,897)	$(57)
TDM	40,800	0	0	40,800	(41,652)	(852)

Total Borrowings and Other Financing Transactions	$1,350,454	$(22,235)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(22,235)	$0	$0	$(22,235)

Total Borrowings	$0	$(22,235)	$0	$0	$(22,235)

Payable for reverse repurchase agreements					$(22,235)

(f)	Securities with an aggregate market value of $27,690 and cash of $580 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(995,539) at a weighted average interest rate of 0.706%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	2,210	$	308,364	$551	$0	$(552)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	5,941	$	(748,752)	$(1,000)	$604	$0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	1,031		(164,879)	(272)	483	0

					$(1,272)	$1,087	$0

Total Futures Contracts					$(721)	$1,087	$(552)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-34 5-Year Index	(1.000)%	Quarterly	06/20/2025	$	178,300	$(2,397)	$1,130	$(1,267)	$0	$(70)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	179

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$	833,000	$0	$86	$86	$0	$(5)
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023		637,200	0	63	63	0	(4)

						$0	$149	$149	$0	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$198,100	$114	$(9,030)	$(8,916)	$1	$0

Total Swap Agreements						$(2,283)	$(7,751)	$(10,034)	$1	$(79)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,087	$1	$1,088	$0	$(552)	$(79)	$(631)

(h)

Securities with an aggregate market value of $566 and cash of $20,900 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2020		$24,728	JPY	2,610,003	$24	$0

BPS	10/2020	JPY	565,501		$5,356	0	(5)
	10/2020		$7,722	JPY	818,642	39	0
	11/2020	AUD	6,100		$4,379	9	0
	11/2020	CAD	52,086		39,353	218	0
	11/2020		$5,358	JPY	565,501	5	0
	06/2021	JPY	200,000		$1,905	2	0
	09/2021		900,000		8,611	34	0
	12/2021		300,000		2,867	3	0

CBK	10/2020		565,501		5,359	0	(2)
	10/2020		$7,735	JPY	818,642	26	0
	11/2020	EUR	43,362		$51,334	466	0
	11/2020	GBP	62,447		81,486	898	0
	11/2020	JPY	10,646,700		99,889	0	(1,093)
	11/2020		$15,734	GBP	12,357	212	0
	11/2020		5,360	JPY	565,501	2	0

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	11/2020		$24,701	JPY	2,610,003	$51	$0

HUS	10/2020		1,787		189,913	14	0
	11/2020	CAD	8,648		$6,469	0	(29)
	11/2020	GBP	84,266		110,210	1,465	0
	11/2020		$2,660	CAD	3,524	1	(13)
	11/2020		26,257	JPY	2,780,100	112	0

MYI	10/2020	JPY	645,623		$6,125	5	0
	10/2020		$2,108	JPY	223,558	11	0
	11/2020		6,128		645,623	0	(5)

SCX	10/2020		19,671		2,085,088	96	0
	11/2020	CAD	2,152		$1,611	0	(5)
	11/2020		$4,123	JPY	435,000	2	0

SSB	10/2020	JPY	240,256		$2,281	4	0
	10/2020		$13,164	JPY	1,390,059	13	0
	11/2020	CAD	42,190		$31,529	0	(171)
	11/2020	GBP	10,857		14,226	215	0
	11/2020		$1,560	CAD	2,052	0	(18)
	11/2020		2,282	JPY	240,256	0	(4)

TOR	10/2020	JPY	147,995		$1,402	0	(1)
	10/2020		$21,657	JPY	2,293,981	90	0
	11/2020		1,403		147,995	1	0

Total Forward Foreign Currency Contracts						$4,018	$(1,346)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$24	$0	$0	$24	$0	$0	$0	$0	$24	$0	$24
BPS	310	0	0	310	(5)	0	0	(5)	305	(420)	(115)
CBK	1,604	0	0	1,604	(1,095)	0	0	(1,095)	509	(894)	(385)
GLM	51	0	0	51	0	0	0	0	51	0	51
HUS	1,592	0	0	1,592	(42)	0	0	(42)	1,550	(2,050)	(500)
MYI	16	0	0	16	(5)	0	0	(5)	11	2	13
SCX	98	0	0	98	(5)	0	0	(5)	93	(310)	(217)
SSB	232	0	0	232	(193)	0	0	(193)	39	(330)	(291)
TOR	91	0	0	91	(1)	0	0	(1)	90	(260)	(170)

Total Over the Counter	$4,018	$0	$0	$4,018	$(1,346)	$0	$0	$(1,346)

(j)

Securities with an aggregate market value of $948 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal and Other Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	181

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,087	$1,087
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$1,088	$1,088

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,018	$0	$4,018

	$0	$0	$0	$4,018	$1,088	$5,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$552	$552
Swap Agreements	0	70	0	0	9	79

	$0	$70	$0	$0	$561	$631

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,346	$0	$1,346

	$0	$70	$0	$1,346	$561	$1,977

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,154)	$(4,154)
Swap Agreements	0	(6,867)	0	0	(77,041)	(83,908)

	$0	$(6,867)	$0	$0	$(81,195)	$(88,062)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,335)	$0	$(21,335)

	$0	$(6,867)	$0	$(21,335)	$(81,195)	$(109,397)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(119)	$(119)
Swap Agreements	0	1,129	0	0	77,954	79,083

	$0	$1,129	$0	$0	$77,835	$78,964

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,826	$0	$12,826

	$0	$1,129	$0	$12,826	$77,835	$91,790

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,396,091	$0	$2,396,091
Industrials	0	1,244,187	0	1,244,187
Utilities	0	302,676	0	302,676
Municipal Bonds & Notes
Pennsylvania	0	1,201	0	1,201
U.S. Government Agencies	0	1,836,929	0	1,836,929
Non-Agency Mortgage-Backed Securities	0	596,773	26,897	623,670
Asset-Backed Securities	0	1,184,031	0	1,184,031
Sovereign Issues	0	191,879	0	191,879
Short-Term Instruments
Certificates of Deposit	0	68,424	0	68,424
Commercial Paper	0	51,988	0	51,988
Repurchase Agreements	0	1,350,447	0	1,350,447
U.S. Treasury Bills	0	1,362	0	1,362

Total Investments	$0	$9,225,988	$26,897	$9,252,885

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,087	$1	$0	$1,088
Over the counter	0	4,018	0	4,018

	$1,087	$4,019	$0	$5,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(552)	(79)	0	(631)
Over the counter	0	(1,346)	0	(1,346)

	$(552)	$(1,425)	$0	$(1,977)

Total Financial Derivative Instruments	$535	$2,594	$0	$3,129

Totals	$535	$9,228,582	$26,897	$9,256,014

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	183

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.9%

CORPORATE BONDS & NOTES 22.0%

BANKING & FINANCE 17.8%

ABN AMRO Bank NV
0.682% (US0003M + 0.410%) due 01/19/2021 ~	$10,200	$10,215
0.821% (US0003M + 0.570%) due 08/27/2021 ~	25,400	25,527

African Development Bank
0.260% (US0003M + 0.010%) due 12/15/2021 ~	143,000	143,007

AIG Global Funding
3.350% due 06/25/2021	19,450	19,885

American Express Co.
0.849% (US0003M + 0.600%) due 11/05/2021 ~	10,600	10,646
3.700% due 11/05/2021	10,600	10,955

American Honda Finance Corp.
0.552% (US0003M + 0.280%) due 10/19/2020 ~	7,200	7,200
0.600% (US0003M + 0.350%) due 06/11/2021 ~	49,200	49,253
0.747% (US0003M + 0.470%) due 01/08/2021 ~	39,500	39,539
3.150% due 01/08/2021	8,500	8,564

American International Group, Inc.
3.300% due 03/01/2021	900	909

Asian Development Bank
0.260% (US0003M + 0.010%) due 12/15/2021 ~	108,000	107,917
0.287% (US0003M + 0.050%) due 03/16/2021 ~	28,000	28,003
0.427% (US0003M + 0.190%) due 06/16/2021 ~	69,500	69,578

Bank of America Corp.
0.946% (US0003M + 0.650%) due 10/01/2021 ~	25,100	25,100
2.328% due 10/01/2021 •	12,200	12,200
5.875% due 01/05/2021	7,200	7,306

Barclays Bank PLC
0.726% (US0003M + 0.460%) due 01/11/2021 ~	15,675	15,686
2.650% due 01/11/2021	5,950	5,974

Barclays PLC
3.200% due 08/10/2021	5,400	5,526
3.250% due 01/12/2021	7,000	7,056

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	28,050	28,647

Caterpillar Financial Services Corp.
0.457% (US0003M + 0.200%) due 11/12/2021 ~	28,800	28,839
0.548% (US0003M + 0.300%) due 03/08/2021 ~	24,400	24,437
0.670% (US0003M + 0.390%) due 05/17/2021 ~	28,800	28,856

Citibank N.A.
0.826% (US0003M + 0.570%) due 07/23/2021 ~	12,467	12,516
0.853% (US0003M + 0.600%) due 05/20/2022 ~	21,350	21,411

Citigroup, Inc.
1.318% (US0003M + 1.070%) due 12/08/2021 ~	10,635	10,734
1.441% (US0003M + 1.190%) due 08/02/2021 ~	27,600	27,844
1.555% (US0003M + 1.310%) due 10/26/2020 ~	16,400	16,415
1.600% (US0003M + 1.380%) due 03/30/2021 ~	55,800	56,151
2.700% due 03/30/2021	300	304
4.500% due 01/14/2022	1,800	1,892

CNH Industrial Capital LLC
3.875% due 10/15/2021	700	719

Credit Agricole Corporate & Investment Bank S.A.
0.924% due 10/03/2021 •	4,713	4,713

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
0.530% (SOFRRATE + 0.450%) due 02/04/2022 ~	$48,200	$48,315
2.100% due 11/12/2021	9,000	9,173

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~	40,064	40,530
3.125% due 12/10/2020	39,200	39,406
3.450% due 04/16/2021	12,100	12,304

Danske Bank A/S
2.000% due 09/08/2021	5,580	5,664
2.800% due 03/10/2021	27,676	27,959

Dexia Credit Local S.A.
2.500% due 01/25/2021	19,000	19,132

DNB Bank ASA
0.672% (US0003M + 0.370%) due 10/02/2020 ~	16,000	16,000
2.125% due 10/02/2020	13,100	13,100

European Investment Bank
0.365% (SOFRRATE + 0.290%) due 06/10/2022 ~	42,000	42,030
0.410% (SOFRRATE + 0.320%) due 10/08/2021 ~	8,594	8,604

Ford Motor Credit Co. LLC
0.681% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,097
2.343% due 11/02/2020	1,000	1,001

General Motors Financial Co., Inc.
3.200% due 07/06/2021	6,600	6,701
3.550% due 04/09/2021	1,537	1,558
4.200% due 03/01/2021	60,538	61,281

Goldman Sachs Bank USA
0.512% due 02/26/2021 •	50,000	50,073

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~	31,059	31,098
1.605% (US0003M + 1.360%) due 04/23/2021 ~	23,352	23,488
2.020% (US0003M + 1.770%) due 02/25/2021 ~	15,500	15,608
5.250% due 07/27/2021	3,450	3,589

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~	12,300	12,284

HSBC Bank PLC
4.750% due 01/19/2021	4,400	4,457

HSBC Holdings PLC
1.804% (US0003M + 1.500%) due 01/05/2022 ~	10,000	10,139

HSH Portfoliomanagement AoeR
0.598% (US0003M + 0.330%) due 11/19/2021 ~	2,400	2,408

IBM Credit LLC
0.409% (US0003M + 0.160%) due 02/05/2021 ~	5,160	5,163

ING Bank NV
1.160% (US0003M + 0.880%) due 08/15/2021 ~	1,800	1,812

International Bank for Reconstruction & Development
0.225% (US0003M) due 06/25/2021 ~	26,200	26,189

Jackson National Life Global Funding
0.575% (US0003M + 0.300%) due 10/15/2020 ~	12,000	12,001
2.100% due 10/25/2021	100	102
3.300% due 06/11/2021	1,200	1,225

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.353% (US0003M + 0.120%) due 09/27/2021 ~	72,060	72,115
1.375% due 07/21/2021	6,885	6,947

Lloyds Bank PLC
3.300% due 05/07/2021	500	509

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~	50,600	50,806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Manufacturers & Traders Trust Co.
1.360% (US0001M + 1.215%) due 12/28/2020 ~	$7,900	$7,904

Marsh & McLennan Cos., Inc.
1.418% (US0003M + 1.200%) due 12/29/2021 ~	8,900	8,909
3.500% due 12/29/2020	4,400	4,434

Metropolitan Life Global Funding
0.570% (SOFRRATE + 0.500%) due 05/28/2021 ~	43,542	43,621
3.450% due 10/09/2021	7,000	7,221

Mitsubishi UFJ Financial Group, Inc.
0.895% (US0003M + 0.650%) due 07/26/2021 ~	11,100	11,145
1.309% (US0003M + 1.060%) due 09/13/2021 ~	47,097	47,464
2.190% due 09/13/2021	5,410	5,506
2.623% due 07/18/2022	1,000	1,037
2.665% due 07/25/2022	3,900	4,047
2.950% due 03/01/2021	3,437	3,475
2.998% due 02/22/2022	2,500	2,584
3.218% due 03/07/2022	6,000	6,228
3.535% due 07/26/2021	2,600	2,669

Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020	2,800	2,803

Mizuho Financial Group, Inc.
1.130% (US0003M + 0.880%) due 09/11/2022 ~	29,295	29,584
1.196% (US0003M + 0.940%) due 02/28/2022 ~	71,814	72,544
1.389% (US0003M + 1.140%) due 09/13/2021 ~	63,536	64,125
1.746% (US0003M + 1.480%) due 04/12/2021 ~	16,900	17,022

Morgan Stanley
1.188% (US0003M + 0.930%) due 07/22/2022 ~	78,600	78,971
1.452% (US0003M + 1.180%) due 01/20/2022 ~	113,784	114,119
5.750% due 01/25/2021	200	203

MUFG Bank Ltd.
2.850% due 09/08/2021	4,700	4,810

Nederlandse Waterschapsbank NV
0.253% (US0003M + 0.010%) due 11/10/2020 ~	41,500	41,506

New York Life Global Funding
0.527% (US0003M + 0.280%) due 01/28/2021 ~	13,500	13,512

Nordea Bank Abp
1.241% (US0003M + 0.990%) due 05/27/2021 ~	13,200	13,282
2.250% due 05/27/2021	15,500	15,699

Nordic Investment Bank
0.227% due 05/12/2021 ~	6,300	6,298

NRW Bank
0.283% (US0003M + 0.040%) due 02/08/2021 ~	39,000	39,006
0.308% (US0003M + 0.060%) due 03/05/2021 ~	75,000	75,012
0.371% (US0003M + 0.120%) due 02/01/2022 ~	1,600	1,610

NTT Finance Corp.
1.900% due 07/21/2021	2,700	2,734

Royal Bank of Canada
2.100% due 10/14/2020	7,000	7,004

Santander UK Group Holdings PLC
2.875% due 10/16/2020	57,634	57,690
2.875% due 08/05/2021	119,127	121,604
3.125% due 01/08/2021	11,745	11,830

Santander UK PLC
0.551% (US0003M + 0.300%) due 11/03/2020 ~	8,316	8,318
0.866% (US0003M + 0.620%) due 06/01/2021 ~	9,000	9,030
2.125% due 11/03/2020	14,070	14,094
3.400% due 06/01/2021	12,500	12,757
3.750% due 11/15/2021	12,700	13,152

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skandinaviska Enskilda Banken AB
0.710% (US0003M + 0.430%) due 05/17/2021 ~	$15,900	$15,946
3.250% due 05/17/2021	14,500	14,775

Sumitomo Mitsui Banking Corp.
0.641% (US0003M + 0.370%) due 10/16/2020 ~	42,150	42,158
2.450% due 10/20/2020	1,800	1,802

Sumitomo Mitsui Financial Group, Inc.
1.378% (US0003M + 1.110%) due 07/14/2021 ~	11,600	11,692
1.922% (US0003M + 1.680%) due 03/09/2021 ~	18,900	19,031
2.058% due 07/14/2021	5,100	5,171
2.442% due 10/19/2021	5,900	6,030

Svensk Exportkredit AB
0.299% (US0003M + 0.050%) due 12/14/2020 ~	18,860	18,865
0.369% (US0003M + 0.120%) due 12/13/2021 ~	40,000	40,054
1.625% due 01/14/2022	25,000	25,441

Svenska Handelsbanken AB
1.370% (US0003M + 1.150%) due 03/30/2021 ~	16,600	16,693
2.450% due 03/30/2021	8,000	8,086

Synchrony Bank
3.650% due 05/24/2021	14,250	14,467

Toronto-Dominion Bank
0.516% (US0003M + 0.270%) due 03/17/2021 ~	20,500	20,527
2.125% due 04/07/2021	1,100	1,111
3.350% due 10/22/2021	6,000	6,197

Toyota Motor Credit Corp.
0.418% (US0003M + 0.150%) due 10/09/2020 ~	41,400	41,402
0.470% due 10/23/2020 •	47,700	47,711
3.050% due 01/08/2021	500	504

U.S. Bank N.A.
0.451% (US0003M + 0.180%) due 01/21/2022 ~	41,200	41,263

UBS AG
0.726% (US0003M + 0.480%) due 12/01/2020 ~	17,936	17,942

UBS Group AG
2.048% due 04/14/2021 •	49,350	49,783
3.000% due 04/15/2021	22,500	22,819

Wells Fargo & Co.
1.183% (US0003M + 0.930%) due 02/11/2022 ~	73,026	73,210
1.270% (US0003M + 1.025%) due 07/26/2021 ~	450	453
1.591% (US0003M + 1.340%) due 03/04/2021 ~	10,306	10,360
2.100% due 07/26/2021	3,000	3,043
2.500% due 03/04/2021	15,000	15,140
2.550% due 12/07/2020	1,500	1,506

Wells Fargo Bank N.A.
0.768% (US0003M + 0.510%) due 10/22/2021 ~	46,262	46,475
0.871% (US0003M + 0.620%) due 05/27/2022 ~	7,400	7,422
2.897% due 05/27/2022 •	9,150	9,295
3.625% due 10/22/2021	6,650	6,859

		3,225,188

INDUSTRIALS 3.5%

AbbVie, Inc.
0.597% (US0003M + 0.350%) due 05/21/2021 ~	72,400	72,476

Bayer U.S. Finance LLC
2.750% due 07/15/2021	10,354	10,527
3.500% due 06/25/2021	16,860	17,201

BMW U.S. Capital LLC
0.754% (US0003M + 0.500%) due 08/13/2021 ~	9,254	9,274
3.400% due 08/13/2021	7,900	8,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bristol-Myers Squibb Co.
0.480% (US0003M + 0.200%) due 11/16/2020 ~		$68,700	$68,712

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		4,412	4,420

Central Nippon Expressway Co. Ltd.
0.030% due 09/17/2021	JPY	1,000,000	9,480
2.241% due 02/16/2021		$10,300	10,359

Chevron Corp.
1.230% (US0003M + 0.950%) due 05/16/2021 ~		15,400	15,489

Cigna Corp.
0.896% (US0003M + 0.650%) due 09/17/2021 ~		7,692	7,694

Comcast Corp.
0.626% (US0003M + 0.330%) due 10/01/2020 ~		37,190	37,190

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~		27,075	27,077
3.800% due 10/22/2021		5,549	5,740

CVS Health Corp.
0.962% (US0003M + 0.720%) due 03/09/2021 ~		43,600	43,714
2.125% due 06/01/2021		800	808
3.350% due 03/09/2021		778	788

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~		5,300	5,300
0.799% (US0003M + 0.550%) due 05/04/2021 ~		1,788	1,789
2.000% due 07/06/2021		3,000	3,032
2.200% due 10/30/2021		3,800	3,862
2.875% due 03/10/2021		1,575	1,591
3.350% due 05/04/2021		1,300	1,321
3.400% due 02/22/2022		27,540	28,528
3.750% due 11/05/2021		1,915	1,980
3.875% due 09/15/2021		150	155

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~		15,500	15,552

Fiserv, Inc.
4.750% due 06/15/2021		1,250	1,287

Georgia-Pacific LLC
5.400% due 11/01/2020		13,282	13,334

GlaxoSmithKline Capital PLC
0.615% (US0003M + 0.350%) due 05/14/2021 ~		14,100	14,127

International Business Machines Corp.
0.654% (US0003M + 0.400%) due 05/13/2021 ~		46,500	46,618

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		3,900	3,900

Keurig Dr Pepper, Inc.
3.200% due 11/15/2021		1,894	1,938

Marriott International, Inc.
0.898% (US0003M + 0.650%) due 03/08/2021 ~		4,600	4,582

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		3,000	3,009

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,000	1,016

Mylan NV
3.150% due 06/15/2021		3,487	3,544

Pernod Ricard S.A.
4.450% due 01/15/2022		22,728	23,859
5.750% due 04/07/2021		1,000	1,027

Rogers Communications, Inc.
5.340% due 03/22/2021	CAD	17,552	13,478

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$1,895	1,930

Starbucks Corp.
1.300% due 05/07/2022		300	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones S.A.
5.462% due 02/16/2021		$5,436	$5,537

Tyson Foods, Inc.
2.250% due 08/23/2021		2,770	2,815

United Parcel Service, Inc.
0.375% (US0003M + 0.150%) due 04/01/2021 ~		300	300

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~		49,650	49,683
3.875% due 11/13/2020		26,037	26,138

			630,594

UTILITIES 0.7%

American Electric Power Co., Inc.
2.150% due 11/13/2020		10,972	10,993

BG Energy Capital PLC
4.000% due 12/09/2020		7,200	7,248

BP Capital Markets PLC
0.506% (US0003M + 0.250%) due 11/24/2020 ~		4,711	4,713

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~		3,300	3,308

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		40,200	40,257
0.775% (US0003M + 0.500%) due 01/15/2021 ~		9,000	9,001

Verizon Communications, Inc.
1.237% (US0003M + 1.000%) due 03/16/2022 ~		46,660	47,202

			122,722

Total Corporate Bonds & Notes (Cost $3,974,284)			3,978,504

U.S. GOVERNMENT AGENCIES 1.8%

Fannie Mae
0.240% due 03/11/2022 •		20,000	20,032
0.300% due 05/06/2022 •		85,000	85,230
0.380% due 01/24/2022 •		224,000	224,820

Total U.S. Government Agencies (Cost $329,041)			330,082

SOVEREIGN ISSUES 2.6%

Agence Francaise de Developpement EPIC
0.370% (US0003M + 0.120%) due 06/07/2021 ~		50,000	50,034
2.750% due 03/22/2021		4,800	4,858

Aichi Prefecture
1.006% due 11/30/2021	JPY	1,000,000	9,592

BNG Bank NV
2.625% due 01/15/2021		$5,000	5,034

Caisse des Depots et Consignations
0.392% (US0003M + 0.090%) due 10/02/2020 ~		13,000	13,000

CPPIB Capital, Inc.
0.301% (US0003M + 0.030%) due 10/16/2020 ~		53,000	53,004

Development Bank of Japan, Inc.
2.125% due 09/01/2022		30,000	30,982

Export Development Canada
0.248% (US0003M + 0.000%) due 12/07/2020 ~		83,000	82,998

Kommunalbanken A/S
0.315% (US0003M + 0.040%) due 04/15/2021 ~		32,000	32,002
0.378% (US0003M + 0.130%) due 09/08/2021 ~		4,000	4,004

Korea Development Bank
2.500% due 01/13/2021		200	201

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	185

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kuntarahoitus Oyj
0.255% (US0003M + 0.010%) due 10/26/2020 ~		$27,900	$27,901

Nederlandse Waterschapsbank NV
0.320% (US0003M + 0.070%) due 12/15/2021 ~		102,800	102,887

SNCF Reseau
2.000% due 10/13/2020		5,000	5,003

State of North Rhine-Westphalia
0.320% (US0003M + 0.050%) due 01/29/2021 ~		45,000	45,009

Tokyo Metropolitan Government
1.020% due 09/17/2021	JPY	500,000	4,786

Total Sovereign Issues (Cost $471,180)			471,295

SHORT-TERM INSTRUMENTS 80.5%

COMMERCIAL PAPER 0.6%

BAT Capital Corp.
0.500% due 10/07/2020 (c)		$19,500	19,500

BP Capital Markets PLC
1.470% due 10/09/2020 (c)		15,000	14,999
1.500% due 10/07/2020 (c)		35,400	35,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital America
0.350% due 10/06/2020 (c)		$40,000	$39,999

			109,896

REPURCHASE AGREEMENTS (d) 23.9%
			4,329,118

SHORT-TERM NOTES 2.8%

Bonos de la Tesoreria de la Republica en pesos
0.000% due 01/15/2021 (b)(c)	CLP	66,670,000	84,873

Federal Home Loan Bank
0.170% due 10/09/2020 •		$415,000	415,010
0.250% due 04/20/2021		5,000	5,004

			504,887

JAPAN TREASURY BILLS 15.8%
(0.108)% due 11/02/2020 - 12/21/2020 (a)(b)	JPY	301,970,000	2,863,241

U.S. TREASURY BILLS 28.6%
0.151% due 10/01/2020 - 03/11/2021 (a)(b)(f)		$5,177,960	5,177,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 8.8%
0.110% due 01/12/2021 - 02/16/2021 (a)(b)	$1,585,700	$1,585,233

Total Short-Term Instruments (Cost $14,558,598)		14,569,520

Total Investments in Securities (Cost $19,333,103)		19,349,401

Total Investments 106.9% (Cost $19,333,103)		$19,349,401

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(6,190)

Other Assets and Liabilities, net (6.9)%		(1,247,744)

Net Assets 100.0%		$18,095,467

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount			Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.800)%	09/30/2020	10/01/2020		EUR	500,000	Kingdom of Netherlands Government International Bond 0.000% due 01/15/2052	$(292,731)	$586,000	$585,987
							Republic of Germany Bundesanleihe 1.500% due 09/04/2022	(293,721)
DEU	0.110	10/01/2020	10/02/2020	$		2,400	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030	(2,454)	2,400	2,400
FICC	0.000	09/30/2020	10/01/2020			83,829	U.S. Treasury Notes 1.750% - 2.250% due 07/31/2021	(85,506)	83,829	83,829
GSC	0.110	09/30/2020	10/01/2020			19,100	Fannie Mae 3.500% due 08/01/2049	(19,958)	19,100	19,100
JPS	0.110	09/29/2020	10/01/2020			200,000	U.S. Treasury Notes 2.125% due 05/31/2026	(203,811)	200,000	200,001
	0.110	09/30/2020	10/01/2020			148,600	U.S. Treasury Bonds 3.000% - 3.375% due 11/15/2044 -11/15/2048	(150,514)	148,600	148,601
MSR	0.100	09/30/2020	10/01/2020			500,000	U.S. Treasury Notes 0.250% - 2.750% due 07/31/2025 -08/31/2025	(509,812)	500,000	500,001
	0.110	09/30/2020	10/01/2020			1,250,000	U.S. Treasury Notes 0.125% due 09/15/2023	(699,410)	1,250,000	1,250,004
							U.S. Treasury Notes 0.125% - 2.125% due 05/31/2022 -05/31/2027	(573,711)
	0.110	10/01/2020	10/02/2020			1,150,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022 - 07/15/2026	(524,785)	1,150,000	1,150,000
							U.S. Treasury Notes 0.250% - 2.000% due 06/30/2024 -07/31/2025	(646,825)

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NXN	0.110%	09/30/2020	10/01/2020	$	225,000	U.S. Treasury Bonds 2.875% - 3.125% due 08/15/2045 -05/15/2048	$(228,436)	$225,000	$225,001
RDR	0.100	09/30/2020	10/01/2020		23,100	U.S. Treasury Notes 1.125% due 02/28/2025	(23,573)	23,100	23,100
SGY	0.100	09/30/2020	10/01/2020		135,400	U.S. Treasury Notes 0.125% - 0.375% due 03/31/2022 -06/30/2022	(138,143)	135,400	135,400
SSB	0.000	09/30/2020	10/01/2020		4,089	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(4,171)	4,089	4,089
TDM	0.100	09/30/2020	10/01/2020		1,600	U.S. Treasury Notes 0.125% due 09/30/2022	(1,635)	1,600	1,600

Total Repurchase Agreements							$(4,399,196)	$4,329,118	$4,329,113

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$585,987	$0	$0	$585,987	$(586,452)	$(465)
DEU	2,400	0	0	2,400	(2,454)	(54)
FICC	83,829	0	0	83,829	(85,506)	(1,677)
GSC	19,100	0	0	19,100	(19,958)	(858)
JPS	348,602	0	0	348,602	(354,325)	(5,723)
MSR	2,900,005	0	0	2,900,005	(2,954,543)	(54,538)
NXN	225,001	0	0	225,001	(228,436)	(3,435)
RDR	23,100	0	0	23,100	(23,573)	(473)
SGY	135,400	0	0	135,400	(138,143)	(2,743)
SSB	4,089	0	0	4,089	(4,171)	(82)
TDM	1,600	0	0	1,600	(1,635)	(35)

Total Borrowings and Other Financing Transactions	$4,329,113	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	JPY	1,453,854		$13,768	$2	$(16)
	10/2020		$14,225	JPY	1,500,000	0	(5)
	11/2020		12,594		1,329,223	11	0
	09/2021	JPY	1,500,000		$14,298	5	0

BRC	11/2020		50,000,000		472,176	0	(1,987)

BSH	01/2021	CLP	66,666,532		81,522	0	(3,518)

GLM	10/2020	JPY	12,700		120	0	(1)
	12/2020		134,410,000		1,275,984	4,092	(3,544)
	11/2021		1,000,000		9,547	6	0

HUS	10/2020		83,250		783	0	(6)

JPM	11/2020		12,060,000		113,967	0	(429)

MYI	10/2020		118,569		1,119	0	(5)
	10/2020		$732	JPY	77,188	0	(1)
	11/2020	JPY	77,188		$733	1	0

SCX	11/2020	EUR	787		932	9	0
	11/2020		$8,280	CAD	10,973	0	(35)

SOG	11/2020		1,346	GBP	1,027	0	(21)

SSB	10/2020		1,542	JPY	162,404	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	187

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2020	JPY	162,404		$1,543	$2	$0

TOR	10/2020		94,370		890	0	(5)
	10/2020		$432	JPY	45,626	0	0
	11/2020	JPY	45,626		$432	0	0

UAG	10/2020		22,476		212	0	(2)
	11/2020		105,500,000		999,832	0	(729)
	03/2021	CAD	17,552		13,182	0	(12)

Total Forward Foreign Currency Contracts						$4,128	$(10,318)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$18	$0	$0	$18	$(21)	$0	$0	$(21)	$(3)	$0	$(3)
BRC	0	0	0	0	(1,987)	0	0	(1,987)	(1,987)	1,471	(516)
BSH	0	0	0	0	(3,518)	0	0	(3,518)	(3,518)	3,151	(367)
GLM	4,098	0	0	4,098	(3,545)	0	0	(3,545)	553	(2,840)	(2,287)
HUS	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
JPM	0	0	0	0	(429)	0	0	(429)	(429)	407	(22)
MYI	1	0	0	1	(6)	0	0	(6)	(5)	0	(5)
SCX	9	0	0	9	(35)	0	0	(35)	(26)	0	(26)
SOG	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
SSB	2	0	0	2	(2)	0	0	(2)	0	0	0
TOR	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
UAG	0	0	0	0	(743)	0	0	(743)	(743)	(860)	(1,603)

Total Over the Counter	$4,128	$0	$0	$4,128	$(10,318)	$0	$0	$(10,318)

(f)

Securities with an aggregate market value of $5,029 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,128	$0	$4,128

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,318	$0	$10,318

188	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,978)	$0	$(16,978)
Swap Agreements	0	0	0	0	(33)	(33)

	$0	$0	$0	$(16,978)	$(33)	$(17,011)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,903	$0	$17,903

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,225,188	$0	$3,225,188
Industrials	0	630,594	0	630,594
Utilities	0	122,722	0	122,722
U.S. Government Agencies	0	330,082	0	330,082
Sovereign Issues	0	471,295	0	471,295
Short-Term Instruments
Commercial Paper	0	109,896	0	109,896
Repurchase Agreements	0	4,329,118	0	4,329,118
Short-Term Notes	0	504,887	0	504,887
Japan Treasury Bills	0	2,863,241	0	2,863,241
U.S. Treasury Bills	0	5,177,145	0	5,177,145
U.S. Treasury Cash Management Bills	0	1,585,233	0	1,585,233

Total Investments	$0	$19,349,401	$0	$19,349,401

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$4,128	$0	$4,128

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(10,318)	$0	$(10,318)

Total Financial Derivative Instruments	$0	$(6,190)	$0	$(6,190)

Totals	$0	$19,343,211	$0	$19,343,211

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	189

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a

Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in

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Notes to Financial Statements (Cont.)

the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolios generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include

192	PRIVATE ACCOUNT PORTFOLIO SERIES

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changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

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Notes to Financial Statements (Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing

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Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Portfolio Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$338,784	$1,508,454	$(1,290,200)	$(139)	$2,366	$559,265	$1,654	$0

PIMCO EM Bond and Short-Term Investments Portfolio	118,691	218,708	(287,100)	(227)	673	50,745	207	0

PIMCO High Yield and Short-Term Investments Portfolio	60,560	117,659	(166,400)	(221)	375	11,973	59	0

PIMCO Investment Grade Credit Bond Portfolio	162,082	1,829,087	(1,680,500)	(522)	1,139	311,286	707	0

PIMCO Long Duration Credit Bond Portfolio	69,062	4,753,691	(4,823,900)	1,383	(119)	117	321	0

PIMCO Mortgage and Short-Term Investments Portfolio	161,180	777,207	(888,600)	571	(210)	50,148	107	0

PIMCO Municipal Portfolio	1,582	34,517	(26,200)	12	18	9,929	17	0

PIMCO Real Return Portfolio	27,194	131,708	(157,600)	49	1	1,352	9	0

PIMCO Short-Term Portfolio	91,810	175,868	(230,501)	(101)	457	37,533	168	0

PIMCO U.S. Government and Short-Term Investments Portfolio	5,957	668,621	(664,201)	21	(2)	10,396	31	0

PIMCO International Portfolio	184,082	421,818	(451,600)	377	31	154,708	318	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at September 30, 2020 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio
Security Name	Shares Held at 03/31/2020	Shares Purchased	Shares Sold	Shares Held at 09/30/2020	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income

Xfit Brands, Inc.	2,040,639	0	0	2,040,639	$0	$2	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolios deposited in a commercial bank for a definite period of time and earning a specified

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September 30, 2020 (Unaudited)

return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less

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Notes to Financial Statements (Cont.)

liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

198	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities

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Notes to Financial Statements (Cont.)

for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short

200	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolios’ investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolios’ investment restrictions). If a borrowing portfolios’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based

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Notes to Financial Statements (Cont.)

upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date.

The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing

202	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

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If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the

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seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance,

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financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a

Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

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Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential

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difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

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income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if

210	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2020, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13-24 months	25-36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$17	$17

PIMCO EM Bond and Short-Term Investments Portfolio	0	1	3	4

PIMCO High Yield and Short-Term Investments Portfolio	0	0	4	4

PIMCO Investment Grade Credit Bond Portfolio	0	0	7	7

PIMCO Long Duration Credit Bond Portfolio	0	0	106	106

PIMCO Low Duration Portfolio	0	0	6	6

PIMCO Moderate Duration Portfolio	0	0	8	8

PIMCO Mortgage and Short-Term Investments Portfolio	0	0	10	10

PIMCO Municipal Portfolio	0	0	1	1

PIMCO Real Return Portfolio	1	1	3	5

PIMCO Short-Term Portfolio	0	0	4	4

PIMCO Short-Term Floating NAV Portfolio II	0	0	21	21

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0	11	11

PIMCO International Portfolio	0	1	3	4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$2,831	$0

PIMCO EM Bond and Short-Term Investments Portfolio	27,944	48,157

PIMCO High Yield and Short-Term Investments Portfolio	4,819	2,641

PIMCO Investment Grade Credit Bond Portfolio	368,587	108,793

Portfolio Name	Purchases	Sales

PIMCO Long Duration Credit Bond Portfolio	$575,222	$611,106

PIMCO Low Duration Portfolio	1,193	1,668

PIMCO Moderate Duration Portfolio	25,379	35,916

PIMCO Mortgage and Short-Term Investments Portfolio	805	0

PIMCO Real Return Portfolio	551	39,600

PIMCO Short-Term Portfolio	0	2,315

PIMCO Short-Term Floating NAV Portfolio II	562,387	69,958

PIMCO Short Asset Portfolio	200,997	1,768,803

PIMCO Short-Term Floating NAV Portfolio III	1,454,758	102,531

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	211

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$12,702,712	$12,296,241	$1,042,041	$100,322

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	176,618	101,936

PIMCO High Yield and Short-Term Investments Portfolio	0	0	162,127	60,855

PIMCO Investment Grade Credit Bond Portfolio	1,682,949	1,760,729	1,921,096	473,504

PIMCO Long Duration Credit Bond Portfolio	20,791,599	21,437,685	4,900,294	1,600,953

PIMCO Low Duration Portfolio	1,351,066	1,350,720	55,295	76,952

PIMCO Moderate Duration Portfolio	12,122,295	11,737,712	385,644	264,330

PIMCO Mortgage and Short-Term Investments Portfolio	30,580,879	30,041,288	44,059	13,967

PIMCO Municipal Portfolio	0	0	2,590	21,728

PIMCO Real Return Portfolio	241,717	1,278,861	0	0

PIMCO Short-Term Portfolio	1,090,304	1,090,624	128,465	30,309

PIMCO Short-Term Floating NAV Portfolio II	195,014	97,900	326,397	622,142

PIMCO U.S. Government and Short-Term Investments Portfolio	733,217	706,292	0	45

PIMCO International Portfolio	0	0	0	141,847

PIMCO Short Asset Portfolio	317,862	343,433	958,994	3,697,774

PIMCO Short-Term Floating NAV Portfolio III	329,049	616,194	939,975	1,288,766

†	A zero balance may reflect actual amounts rounding to less than one thousand.

212	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	92,233	$1,132,720	78,272	$993,973	6,583	$63,605	10,943	$108,593
Issued as reinvestment of distributions	4,786	59,553	15,599	196,716	0	0	392	3,742
Cost of shares redeemed	(56,729)	(696,345)	(125,761)	(1,567,444)	(4,082)	(39,078)	(5,823)	(56,192)

Net increase (decrease) resulting from Portfolio share transactions	40,290	$495,928	(31,890)	$(376,755)	2,501	$24,527	5,512	$56,143

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	10,469	$76,132	23,927	$182,084	209,695	$2,017,356	120,291	$1,167,055
Issued as reinvestment of distributions	1,820	13,336	6,147	45,827	4,686	46,240	10,167	98,123
Cost of shares redeemed	(4,793)	(34,352)	(40,595)	(309,523)	(53,343)	(517,109)	(79,102)	(758,440)

Net increase (decrease) resulting from Portfolio share transactions	7,496	$55,116	(10,521)	$(81,612)	161,038	$1,546,487	51,356	$506,738

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	485,639	$6,376,417	695,085	$8,642,123	40,311	$405,416	6,863	$68,247
Issued as reinvestment of distributions	37,019	496,475	136,255	1,711,513	796	8,001	2,675	26,502
Cost of shares redeemed	(401,260)	(5,371,140)	(793,229)	(10,086,371)	(29,748)	(299,015)	(26,278)	(261,025)

Net increase (decrease) resulting from Portfolio share transactions	121,398	$1,501,752	38,111	$267,265	11,359	$114,402	(16,740)	$(166,276)

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	49,720	$518,858	93,982	$953,745	22,382	$261,555	58,801	$651,714
Issued as reinvestment of distributions	3,822	40,002	9,218	93,208	2,911	34,028	7,419	81,413
Cost of shares redeemed	(2,259)	(23,428)	(2,724)	(27,433)	(16,831)	(195,444)	(125,382)	(1,384,036)

Net increase (decrease) resulting from Portfolio share transactions	51,283	$535,432	100,476	$1,019,520	8,462	$100,139	(59,162)	$(650,909)

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	2,685	$18,960	3,717	$26,810	734	$6,550	75,176	$600,700
Issued as reinvestment of distributions	415	2,951	1,267	8,994	445	3,931	1,516	12,221
Cost of shares redeemed	(5,401)	(37,816)	(2,038)	(14,426)	(74,038)	(646,175)	(29,611)	(243,441)

Net increase (decrease) resulting from Portfolio share transactions	(2,301)	$(15,905)	2,946	$21,378	(72,859)	$(635,694)	47,081	$369,480

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	213

Notes to Financial Statements (Cont.)

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	2,963	$27,307	7,088	$67,121	2,814,524	$28,164,679	4,562,850	$45,653,169
Issued as reinvestment of distributions	772	7,201	2,261	21,275	1,787	17,891	14,107	141,187
Cost of shares redeemed	(7,874)	(72,239)	(17,551)	(165,783)	(2,427,770)	(24,291,500)	(4,546,651)	(45,491,594)

Net increase (decrease) resulting from Portfolio share transactions	(4,139)	$(37,731)	(8,202)	$(77,387)	388,541	$3,891,070	30,306	$302,762

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	23,781	$289,580	99,889	$1,026,995	11,901	$62,680	21,356	$130,121
Issued as reinvestment of distributions	2,011	24,513	6,334	65,116	0	0	2,802	16,575
Cost of shares redeemed	(48,517)	(583,345)	(30,878)	(334,348)	(7,875)	(41,372)	(14,073)	(82,164)

Net increase (decrease) resulting from Portfolio share transactions	(22,725)	$(269,252)	75,345	$757,763	4,026	$21,308	10,085	$64,532

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	166,476	$1,645,052	248,280	$2,471,178	11,524,662	$113,533,098	28,719,226	$283,870,931
Issued as reinvestment of distributions	6,455	64,205	37,825	375,955	4,123	40,640	31,889	315,348
Cost of shares redeemed	(354,981)	(3,467,119)	(605,107)	(5,953,172)	(11,360,156)	(111,915,048)	(28,428,681)	(281,051,415)

Net increase (decrease) resulting from Portfolio share transactions	(182,050)	$(1,757,862)	(319,002)	$(3,106,039)	168,629	$1,658,690	322,434	$3,134,864

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Portfolio	3	0	45%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	11%	0%

PIMCO Real Return Portfolio	1	0	15%	0%

PIMCO Short-Term Portfolio	1	0	11%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	2	0	22%	0%

PIMCO International Portfolio	2	0	23%	0%

PIMCO Short Asset Portfolio	0	2	0%	55%

PIMCO Short-Term Floating NAV Portfolio III	0	2	0%	42%

214	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2020 (Unaudited)

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Portfolio.

Subsidiary	Date of Incorporation	Subscription Agreement	Subsidiary % of Consolidated Portfolio Net Assets

PIMCO International Portfolio Subsidiary, LLC	03/20/2014	03/20/2014	2.6%

PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	03/20/2017	0.0%

PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	03/20/2014	16.0%

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2020, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	215

Notes to Financial Statements (Cont.)

September 30, 2020 (Unaudited)

As of their last fiscal year ended March 31, 2020, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$0	$4,286

PIMCO EM Bond and Short-Term Investments Portfolio	0	0

PIMCO High Yield and Short-Term Investments Portfolio	26,190	9,114

PIMCO Investment Grade Credit Bond Portfolio	0	12,164

PIMCO Long Duration Credit Bond Portfolio	0	0

PIMCO Low Duration Portfolio	2,420	2,805

PIMCO Moderate Duration Portfolio	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	0

PIMCO Municipal Portfolio	0	0

PIMCO Real Return Portfolio*	14,895	21,312

PIMCO Short-Term Portfolio*	1,380	71,060

PIMCO Short-Term Floating NAV Portfolio II	42	13

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0

PIMCO International Portfolio	90,551	94,128

PIMCO Short Asset Portfolio	36,682	28,600

PIMCO Short-Term Floating NAV Portfolio III	6,381	26,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO ABS and Short-Term Investments Portfolio	$6,472,226	$148,534	$(158,982)	$(10,448)

PIMCO EM Bond and Short-Term Investments Portfolio	541,798	17,310	(15,991)	1,319

PIMCO High Yield and Short-Term Investments Portfolio	476,018	39,520	(29,923)	9,597

PIMCO Investment Grade Credit Bond Portfolio	4,774,577	217,108	(24,815)	192,293

PIMCO Long Duration Credit Bond Portfolio	30,619,646	4,485,529	(329,571)	4,155,958

PIMCO Low Duration Portfolio	992,574	12,493	(1,664)	10,829

PIMCO Moderate Duration Portfolio	6,178,773	115,690	(6,841)	108,849

PIMCO Mortgage and Short-Term Investments Portfolio	5,874,717	94,109	(62,373)	31,736

PIMCO Municipal Portfolio	138,361	11,384	(198)	11,186

PIMCO Real Return Portfolio	101,369	8,799	(4)	8,795

PIMCO Short-Term Portfolio	637,452	13,249	(19,476)	(6,227)

PIMCO Short-Term Floating NAV Portfolio II	12,768,886	4,625	(334)	4,291

PIMCO U.S. Government and Short-Term Investments Portfolio	2,468,990	290,565	(107,441)	183,124

PIMCO International Portfolio	482,089	13,232	(28,986)	(15,754)

PIMCO Short Asset Portfolio	9,218,077	55,086	(28,361)	26,725

PIMCO Short-Term Floating NAV Portfolio III	19,333,103	26,901	(16,793)	10,108

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	STR	State Street FICC Repo

CFR	Credit Suisse Securities (Europe) Ltd.	MSR	Morgan Stanley & Co LLC FICC Repo	TDL	Toronto Dominion Bank London

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	DKK	Danish Krone	NOK	Norwegian Krone

BRL	Brazilian Real	EUR	Euro	PEN	Peruvian New Sol

CAD	Canadian Dollar	GBP	British Pound	RUB	Russian Ruble

CLP	Chilean Peso	HUF	Hungarian Forint	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	MTGEFNCL	FNMA 30-Year Coupon Index	US0006M	6 Month USD Swap Rate

CNREPOFIX	China Fixing Repo Rates 7-Day	PRIME	Daily US Prime Rate	USSW10	10 Year USSW Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

AID	Agency International Development	DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	JSC	Joint Stock Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	217

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s Private Account Portfolio Series, except the PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-Short PLUS Fund (each a “Portfolio” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2021.

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Portfolios. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Portfolios; and information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July, 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. The

218	PRIVATE ACCOUNT PORTFOLIO SERIES
[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

(Unaudited)

Independent Trustees also requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Portfolios; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Portfolios’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	219

Approval of Investment Advisory Contract and Other Agreements (Cont.)

accounting, ordinary legal, transfer agency, and printing costs. The Board noted that the scope and complexity, as well as cost, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020. The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 18-19, 2020 meeting. The Board considered those Portfolios that had outperformed their respective benchmarks on a net-of-fees basis over short- and long-term periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Portfolios over short- and long-term periods. PIMCO reported to the Board regarding actions that PIMCO has taken to attempt to improve performance and PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that it considers a number of factors in proposing fees for any Portfolio, including the unique structure of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and noted that the unified fee can be increased or decreased in subsequent contractual periods with Board approval. The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). In addition, the Board noted the expense limitation agreement in place with respect to each Portfolio. The Board noted the unique structure of the Portfolios, in that only separate account or other clients of PIMCO or other registered investment companies managed by PIMCO, in the case of the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio, are eligible to invest in the Portfolios. The Board also noted that the structure of the Portfolios provides client accounts with simplified custody and accounting. The Board took notice of the fact that clients that invest in the Portfolios pay separate fees to PIMCO and, that under those client agreements, PIMCO offsets the client account fees by the amount of the Portfolios’ advisory fees and all or a portion of the Portfolios’ supervisory and administrative fees that the client account incurs by investing in the Portfolios.

The Board considered that, with respect to certain Portfolios, shareholders generally are separate account clients or other public or private funds managed by PIMCO who have separately negotiated fee arrangements with PIMCO with respect to their accounts or funds. The Board noted that these Portfolios were established primarily as a means of giving certain client accounts exposure to particular market sectors in a more efficient manner than if the client accounts were to seek direct exposure to those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio are each used as a cash management tool for series of the Trust and other registered investment companies advised by PIMCO. The Board also considered the differences between the services provided to shareholders of the Portfolios and other clients of PIMCO. Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. The Board considered the revenues and costs of the Portfolios’ structure together with the revenue generated by all separate accounts as relevant to separate account investments in the Portfolios. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure,

220	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business as relevant to separate account investments in the Portfolios. The Board considered the existence of any economies of scale and found that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, the Portfolios’ fee levels inherently reflect certain such economies of scale. The Board then considered the ways in which economies of scale, if any, are shared with shareholders, such as PIMCO’s investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements. The Board further considered the ancillary benefits of the advisory fees PIMCO receives for discretionary investment management services it provides to separate account clients that invest in the Portfolios.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and that the renewal of the

Agreements was in the best interests of the Portfolios and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	221

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS4001SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO REAL RETURN FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Real Return Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative

6	PIMCO REAL RETURN FUND

Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Real Return Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO REAL RETURN FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Real Return Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	9.01%	10.86%	4.82%	3.47%	5.89%
PIMCO Real Return Fund I-2	8.96%	10.75%	4.71%	3.37%	5.80%
PIMCO Real Return Fund I-3	8.93%	10.70%	4.66%	3.32%	5.74%
PIMCO Real Return Fund Administrative Class	8.87%	10.58%	4.55%	3.21%	5.62%
PIMCO Real Return Fund Class A	8.79%	10.42%	4.40%	3.06%	5.45%
PIMCO Real Return Fund Class A (adjusted)	4.71%	6.28%	3.60%	2.66%	5.31%
PIMCO Real Return Fund Class C	8.52%	9.87%	3.88%	2.55%	4.92%
PIMCO Real Return Fund Class C (adjusted)	7.52%	8.87%	3.88%	2.55%	4.92%
PIMCO Real Return Fund Class R	8.66%	10.14%	4.14%	2.80%	5.18%
Bloomberg Barclays U.S. TIPS Index	7.40%	10.08%	4.61%	3.57%	5.41%
Lipper Inflation-Protected Bond Funds Average	8.42%	8.39%	3.77%	2.71%	4.49%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.53% for Institutional Class shares, 0.63% for I-2 shares, 0.73% for I-3 shares, 0.78% for Administrative Class shares, 0.93% for Class A shares, 1.43% for Class C shares, and 1.18% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	67.6%
U.S. Government Agencies	14.9%
Sovereign Issues	5.6%
Asset-Backed Securities	4.6%
Corporate Bonds & Notes	3.2%
Non-Agency Mortgage-Backed Securities	2.9%
Short-Term Instruments‡	0.7%
Preferred Securities	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-Agency residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to investment grade corporate credit contributed to relative performance, as investment grade spreads significantly narrowed.

»	Short exposure to high yield corporate credit through buy-protection index credit default swaps detracted from relative performance, as high yield corporate bonds broadly posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,090.10	$2.46	$1,000.00	$1,022.71	$2.38	0.47%
I-2	1,000.00	1,089.60	2.99	1,000.00	1,022.21	2.89	0.57
I-3	1,000.00	1,089.30	3.25	1,000.00	1,021.96	3.14	0.62
Administrative Class	1,000.00	1,088.70	3.77	1,000.00	1,021.46	3.65	0.72
Class A	1,000.00	1,087.90	4.55	1,000.00	1,020.71	4.41	0.87
Class C	1,000.00	1,085.20	7.16	1,000.00	1,018.20	6.93	1.37
Class R	1,000.00	1,086.60	5.86	1,000.00	1,019.45	5.67	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$11.29	$0.07	$0.94	$1.01	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	10.91	0.29	0.32	0.61	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	0.00	0.00	(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	0.00	(0.27)

03/31/2017	10.92	0.35	(0.05)	0.30	(0.16)	0.00	0.00	(0.16)

03/31/2016	11.06	0.23	(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)

I-2

04/01/2020 - 09/30/2020+	11.29	0.06	0.95	1.01	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	0.00	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	0.00	(0.26)

03/31/2017	10.92	0.36	(0.07)	0.29	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.06	0.21	(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)

I-3

04/01/2020 - 09/30/2020+	11.29	0.08	0.93	1.01	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	0.00	(0.20)

Administrative Class

04/01/2020 - 09/30/2020+	11.29	0.05	0.95	1.00	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.92	0.34	(0.07)	0.27	(0.13)	0.00	0.00	(0.13)

03/31/2016	11.06	0.20	(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)

Class A

04/01/2020 - 09/30/2020+	11.29	0.04	0.95	0.99	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	0.00	0.00	(0.18)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	0.00	(0.22)

03/31/2017	10.92	0.32	(0.06)	0.26	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.06	0.18	(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.23	9.01%	$6,312,178	0.47	%*	0.47	%*	0.45	%*	0.45	%*	1.15	%*	128%

11.29	5.61	5,522,909	0.53		0.53		0.45		0.45		2.57		314

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57		165

11.06	2.77	6,244,022	0.64		0.64		0.45		0.45		3.19		168

10.92	(0.30)	5,567,545	0.58		0.58		0.45		0.45		2.15		102

12.23	8.96	1,000,705	0.57	*	0.57	*	0.55	*	0.55	*	1.03	*	128

11.29	5.51	935,442	0.63		0.63		0.55		0.55		2.52		314

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47		165

11.06	2.67	1,314,546	0.74		0.74		0.55		0.55		3.21		168

10.92	(0.40)	737,538	0.68		0.68		0.55		0.55		1.96		102

12.23	8.93	27,904	0.62	*	0.67	*	0.60	*	0.65	*	1.41	*	128

11.29	5.46	10,697	0.68		0.73		0.60		0.65		3.82		314

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

12.23	8.87	331,078	0.72	*	0.72	*	0.70	*	0.70	*	0.87	*	128

11.29	5.35	294,894	0.78		0.78		0.70		0.70		2.37		314

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34		165

11.06	2.51	566,810	0.89		0.89		0.70		0.70		3.05		168

10.92	(0.55)	644,290	0.83		0.83		0.70		0.70		1.86		102

12.23	8.79	1,999,487	0.87	*	0.87	*	0.85	*	0.85	*	0.69	*	128

11.29	5.19	1,840,709	0.93		0.93		0.85		0.85		2.19		314

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20		165

11.06	2.36	1,735,196	1.04		1.04		0.85		0.85		2.89		168

10.92	(0.69)	1,914,434	0.98		0.98		0.85		0.85		1.68		102

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO Real Return Fund (cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$11.29	$(0.01)	$0.97	$0.96	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.92	0.27	(0.07)	0.20	(0.06)	0.00	0.00	(0.06)

03/31/2016	11.06	0.13	(0.26)	(0.13)	(0.00)	0.00	(0.01)	(0.01)

Class R

04/01/2020 - 09/30/2020+	11.29	0.03	0.95	0.98	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.91	0.22	0.32	0.54	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	0.00	0.00	(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.92	0.29	(0.06)	0.23	(0.09)	0.00	0.00	(0.09)

03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.23	8.52%	$104,648	1.37	%*	1.37	%*	1.35	%*	1.35	%*	(0.13	)%*	128%

11.29	4.67	137,907	1.43		1.43		1.35		1.35		1.95		314

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70		165

11.06	1.85	700,614	1.54		1.54		1.35		1.35		2.39		168

10.92	(1.19)	826,925	1.48		1.48		1.35		1.35		1.25		102

12.23	8.66	245,531	1.12	*	1.12	*	1.10	*	1.10	*	0.44	*	128

11.29	4.93	226,195	1.18		1.18		1.10		1.10		1.96		314

10.91	1.88	241,378	1.63		1.63		1.10		1.10		1.52		254

10.90	0.32	281,230	1.53		1.53		1.10		1.10		1.93		165

11.06	2.10	316,281	1.29		1.29		1.10		1.10		2.62		168

10.92	(0.94)	336,691	1.23		1.23		1.10		1.10		1.42		102

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$13,736,435
Investments in Affiliates	2,162

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,649
Over the counter	21,900
Cash	1
Deposits with counterparty	8,356
Foreign currency, at value	18,174
Receivable for investments sold	1,004,415
Receivable for investments sold on a delayed-delivery basis	2,457
Receivable for TBA investments sold	2,181,164
Receivable for Fund shares sold	14,652
Interest and/or dividends receivable	33,195
Dividends receivable from Affiliates	11
Reimbursement receivable from PIMCO	1

Total Assets	17,029,572

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,682,260
Payable for short sales	90,838

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,750
Over the counter	22,555
Payable for investments purchased	63,422
Payable for investments in Affiliates purchased	11
Payable for TBA investments purchased	4,090,508
Deposits from counterparty	26,002
Payable for Fund shares redeemed	22,524
Distributions payable	417
Accrued investment advisory fees	2,079
Accrued supervisory and administrative fees	2,036
Accrued distribution fees	161
Accrued servicing fees	478

Total Liabilities	7,008,041

Net Assets	$10,021,531

Net Assets Consist of:

Paid in capital	$9,357,738
Distributable earnings (accumulated loss)	663,793

Net Assets	$10,021,531

Cost of investments in securities	$12,757,171
Cost of investments in Affiliates	$2,161
Cost of foreign currency held	$20,674
Proceeds received on short sales	$90,785
Cost or premiums of financial derivative instruments, net	$(1,102)

* Includes repurchase agreements of:	$100,142
†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$6,312,178
I-2	1,000,705
I-3	27,904
Administrative Class	331,078
Class A	1,999,487
Class C	104,648
Class R	245,531

Shares Issued and Outstanding:

Institutional Class	516,212
I-2	81,839
I-3	2,282
Administrative Class	27,076
Class A	163,520
Class C	8,558
Class R	20,080

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.23
I-2	12.23
I-3	12.23
Administrative Class	12.23
Class A	12.23
Class C	12.23
Class R	12.23

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Operations PIMCO Real Return Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$76,563
Dividends from Investments in Affiliates	166
Total Income	76,729

Expenses:

Investment advisory fees	11,999
Supervisory and administrative fees	11,787
Distribution and/or servicing fees - Administrative Class	387
Distribution fees - Class C	308
Distribution fees - Class R	296
Servicing fees - Class A	2,389
Servicing fees - Class C	154
Servicing fees - Class R	296
Trustee fees	20
Interest expense	976
Miscellaneous expense	3
Total Expenses	28,615
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	28,610

Net Investment Income (Loss)	48,119

Net Realized Gain (Loss):

Investments in securities	120,104
Investments in Affiliates	94
Exchange-traded or centrally cleared financial derivative instruments	(53,864)
Over the counter financial derivative instruments	18,670
Short sales	(1,589)
Foreign currency	2,632

Net Realized Gain (Loss)	86,047

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	617,506
Investments in Affiliates	627
Exchange-traded or centrally cleared financial derivative instruments	25,701
Over the counter financial derivative instruments	28,412
Short sales	(31)
Foreign currency assets and liabilities	(1,594)

Net Change in Unrealized Appreciation (Depreciation)	670,621

Net Increase (Decrease) in Net Assets Resulting from Operations	$804,787

* Foreign tax withholdings	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$48,119	$230,396
Net realized gain (loss)	86,047	103,631
Net change in unrealized appreciation (depreciation)	670,621	151,885

Net Increase (Decrease) in Net Assets Resulting from Operations	804,787	485,912

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(37,243)	(116,917)
I-2	(5,376)	(19,123)
I-3	(100)	(476)
Administrative Class	(1,555)	(5,755)
Class A	(8,218)	(31,364)
Class C	(249)	(2,365)
Class R	(715)	(3,344)

Total Distributions(a)	(53,456)	(179,344)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	301,447	(1,116,743)

Total Increase (Decrease) in Net Assets	1,052,778	(810,175)

Net Assets:

Beginning of period	8,968,753	9,778,928
End of period	$10,021,531	$8,968,753

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO Real Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.1%

CORPORATE BONDS & NOTES 4.4%

BANKING & FINANCE 4.1%

Ally Financial, Inc.
4.250% due 04/15/2021		$300	$305

Aviation Capital Group LLC
2.875% due 01/20/2022		200	199
4.375% due 01/30/2024		100	99

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	202

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(c)(d)	EUR	1,400	1,621

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(c)(d)		5,600	6,786

Corp. Andina de Fomento
3.950% due 10/15/2021 (b)	MXN	136,401	6,269

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,550	12,215

Deutsche Bank AG
4.250% due 10/14/2021		49,600	51,013

Dexia Credit Local S.A.
2.375% due 09/20/2022		1,200	1,246

Erste Group Bank AG
8.875% due 10/15/2021 •(c)(d)	EUR	200	251

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$9,800	9,720

ING Bank NV
2.625% due 12/05/2022		14,800	15,514

Intesa Sanpaolo SpA
6.500% due 02/24/2021		1,900	1,940

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	396,619	62,867
2.500% due 10/01/2047		17	3

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(c)(d)	EUR	700	814

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	206

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		10,700	10,752
4.519% due 06/25/2024 •		6,900	7,442
8.625% due 08/15/2021 •(c)(d)		2,830	2,907

Navient Corp.
5.875% due 03/25/2021		200	202

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	101
3.150% due 03/15/2021		200	202
3.875% due 09/21/2023		100	104

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	279,738	44,375
2.500% due 10/01/2047		8	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NTT Finance Corp.
1.900% due 07/21/2021		$200	$203

Nykredit Realkredit A/S
1.000% due 10/01/2050	DKK	840,515	133,161
2.500% due 10/01/2047		44	7

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		$100	100
5.250% due 08/15/2022		600	603

Realkredit Danmark A/S
2.500% due 04/01/2047	DKK	18	3

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$200	204

UniCredit SpA
7.830% due 12/04/2023		37,100	43,498

			415,135

INDUSTRIALS 0.1%

AbbVie, Inc.
2.300% due 05/14/2021		200	202
2.900% due 11/06/2022		200	210
5.000% due 12/15/2021		2,600	2,711

Campbell Soup Co.
3.300% due 03/15/2021		200	202

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	203
2.241% due 02/16/2021		200	201

Community Health Systems, Inc.
6.625% due 02/15/2025		100	97

Conagra Brands, Inc.
3.800% due 10/22/2021		200	207

CVS Health Corp.
3.350% due 03/09/2021		213	216

Discovery Communications LLC
2.950% due 03/20/2023		105	111

Heathrow Funding Ltd.
4.875% due 07/15/2023		250	256

IHS Markit Ltd.
5.000% due 11/01/2022		100	107

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	418

JT International Financial Services BV
3.500% due 09/28/2023		400	433

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	206

Microchip Technology, Inc.
3.922% due 06/01/2021		200	204

NXP BV
3.875% due 09/01/2022		200	211

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	108

Raytheon Technologies Corp.
3.100% due 11/15/2021		200	204

22	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$75	$76

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	211

Toyota Industries Corp.
3.110% due 03/12/2022		200	207

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,662	1,422

VMware, Inc.
3.900% due 08/21/2027		1,900	2,122

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	207

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	67,360	430

			11,182

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (e)		$5,000	5,093

UTILITIES 0.1%

American Transmission Systems, Inc.
5.250% due 01/15/2022		100	105

Duke Energy Corp.
2.400% due 08/15/2022		200	207

Eversource Energy
2.900% due 10/01/2024		300	325

Oncor Electric Delivery Co. LLC
7.000% due 09/01/2022		200	225

Petrobras Global Finance BV
5.093% due 01/15/2030		1,229	1,293

Progress Energy, Inc.
3.150% due 04/01/2022		100	103

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		3,900	3,906

Tampa Electric Co.
2.600% due 09/15/2022		200	206

			6,370

Total Corporate Bonds & Notes (Cost $420,501)			437,780

U.S. GOVERNMENT AGENCIES 20.5%

Fannie Mae
0.235% due 12/25/2036 - 07/25/2037 •		304	300
0.305% due 03/25/2036 •		80	79

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.498% due 07/25/2037 - 05/25/2042 •	$134	$134
0.588% due 05/25/2036 •	32	32
0.593% due 02/25/2037 •	248	250
1.467% due 04/01/2032 •	16	16
2.371% due 06/01/2043 - 10/01/2044 •	502	504
2.525% due 09/01/2034 •	1	1
2.605% due 05/01/2036 •	10	10
2.771% due 04/01/2027 •	16	16
2.900% due 02/01/2032 •	4	4
2.905% due 05/01/2035 •	65	66
3.141% due 05/25/2035 ~	9	10
3.381% due 02/01/2034 •	13	13
3.461% due 04/01/2033 •	127	133
3.465% due 11/01/2033 •	17	17
3.518% due 10/01/2033 •	3	3
3.985% due 04/01/2035 •	49	49
4.105% due 12/01/2036 •	20	21
5.021% due 09/01/2034 •	9	10
6.500% due 06/25/2028	21	23

Freddie Mac
0.278% due 08/25/2031 •	128	122
0.288% due 09/25/2031 •	307	305
0.422% due 01/15/2037 •	4	4
2.371% due 02/25/2045 •	496	504
2.404% due 09/01/2036 •	33	35
2.419% due 07/25/2044 •	101	104
2.481% due 07/01/2036 •	57	60
2.909% due 10/01/2036 •	28	28
3.268% due 06/01/2033 •	95	97
3.630% due 01/01/2034 •	134	135
3.875% due 01/01/2034 •	206	207
4.000% due 09/01/2049	579	618
6.500% due 01/25/2028	8	9
7.000% due 10/15/2030	21	26

Ginnie Mae
0.599% due 08/20/2068 •	16,163	16,013
0.990% due 01/20/2060 •	14,055	14,176
3.125% due 12/20/2035 •	278	292
3.250% due 07/20/2035 •	10	10

Ginnie Mae, TBA
2.500% due 11/01/2050 - 12/01/2050	173,700	182,003

Uniform Mortgage-Backed Security
4.000% due 08/01/2038 - 07/01/2049	100,232	107,159

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	118,800	122,304
2.500% due 11/01/2050 - 12/01/2050	467,700	489,309
3.000% due 10/01/2050 - 11/01/2050	207,150	217,061
3.500% due 10/01/2050 - 11/01/2050	199,180	210,226

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/01/2050 - 11/01/2050	$643,900	$687,405

Total U.S. Government Agencies (Cost $2,046,871)		2,049,903

U.S. TREASURY OBLIGATIONS 92.7%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2021	15,395	15,462
0.125% due 01/15/2022 (i)(k)	17,258	17,532
0.125% due 04/15/2022 (i)	429,521	437,130
0.125% due 07/15/2022 (i)	107,788	110,583
0.125% due 01/15/2023 (i)	217,520	224,161
0.125% due 07/15/2024	92,737	98,123
0.125% due 10/15/2024	152,012	161,388
0.125% due 04/15/2025	26,778	28,506
0.125% due 07/15/2026	221,138	239,853
0.125% due 01/15/2030	214,369	236,952
0.250% due 01/15/2025 (i)(k)	32,812	35,012
0.250% due 07/15/2029 (g)	468,636	524,380
0.250% due 02/15/2050 (k)	72,801	85,869
0.375% due 07/15/2023 (i)	164,340	172,396
0.375% due 07/15/2025	54,621	59,312
0.375% due 01/15/2027	169,816	186,910
0.375% due 07/15/2027	229,852	255,595
0.500% due 04/15/2024	302,879	321,630
0.500% due 01/15/2028 (g)	432,774	485,819
0.625% due 07/15/2021	165,083	167,553
0.625% due 04/15/2023 (g)	274,137	286,760
0.625% due 01/15/2024 (i)(k)	213,753	227,183
0.625% due 01/15/2026 (g)	420,252	463,374
0.625% due 02/15/2043	46,785	57,621
0.750% due 07/15/2028	242,035	278,925
0.750% due 02/15/2042	199,536	250,926
0.750% due 02/15/2045	82,498	104,977
0.875% due 01/15/2029	50,082	58,352
0.875% due 02/15/2047	145,856	193,899
1.000% due 02/15/2046 (g)	162,355	218,899
1.000% due 02/15/2048	53,051	73,117
1.375% due 02/15/2044 (g)	455,224	647,056
1.750% due 01/15/2028	275,456	335,594
2.000% due 01/15/2026	205,592	242,252
2.125% due 02/15/2040	111,085	170,164
2.125% due 02/15/2041 (g)	95,196	147,836
2.375% due 01/15/2025	207,355	240,749
2.375% due 01/15/2027 (k)	2,218	2,736
2.500% due 01/15/2029	174,204	227,620
3.375% due 04/15/2032 (k)	11,384	17,278
3.625% due 04/15/2028 (g)	546,442	749,438
3.875% due 04/15/2029	272,773	392,256

U.S. Treasury Notes
1.750% due 12/31/2024 (g)(i)(k)	38,020	40,466

Total U.S. Treasury Obligations (Cost $8,358,765)		9,291,644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Adjustable Rate Mortgage Trust
3.330% due 10/25/2035 ^~	$319	$305
3.889% due 08/25/2035 ~	228	223

Alliance Bancorp Trust
0.388% due 07/25/2037 •	5,232	4,565

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	399	343
0.358% due 10/25/2046 •	6,023	4,021

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •	190	190

AREIT Trust
2.772% due 04/14/2037 •	15,500	15,719

Banc of America Funding Trust
3.785% due 01/20/2047 ~	4,438	4,223
4.199% due 01/20/2047 ^~	164	160
5.753% due 10/25/2036 ^þ	154	151
5.837% due 01/25/2037 ^þ	135	136
5.888% due 04/25/2037 ^þ	106	108

Banc of America Mortgage Trust
3.117% due 07/25/2035 ^~	303	294
3.802% due 12/25/2034 ~	140	149
3.885% due 11/25/2035 ^~	433	421

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •	20,587	20,365

BCAP LLC Trust
0.318% due 01/25/2037 ^•	1,166	1,222
3.404% due 04/26/2036 ~	2,602	2,257

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	54	52
3.162% due 02/25/2036 ^~	157	156
3.383% due 07/25/2036 ^~	853	816
3.429% due 11/25/2034 ~	57	55
3.540% due 01/25/2034 ~	457	466
3.584% due 10/25/2035 ~	390	390
3.874% due 05/25/2047 ^~	771	745
3.885% due 02/25/2034 ~	345	342
4.051% due 01/25/2034 ~	147	151

Bear Stearns ALT-A Trust
3.248% due 08/25/2036 ^~	310	228
3.251% due 09/25/2035 ^~	55	43
3.333% due 09/25/2047 ^~	3,688	2,512
3.411% due 08/25/2036 ^~	469	394
3.413% due 11/25/2036 ~	814	625
3.502% due 05/25/2035 ~	34	34

Chase Mortgage Finance Trust
3.503% due 02/25/2037 ~	32	31
3.672% due 12/25/2035 ^~	392	382
3.758% due 02/25/2037 ~	47	47

ChaseFlex Trust
0.648% due 06/25/2035 •	240	71

24	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.328% due 07/25/2036 •	$213	$200

CIM Trust
1.148% due 02/25/2049 •	1,255	1,256

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •	4,590	4,559

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	272	278

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	134	134
2.965% due 07/25/2046 ^~	600	576
3.228% due 09/25/2059 þ	5,245	5,297
3.258% due 04/25/2066 ~	2,231	2,260
3.355% due 09/25/2037 ^~	237	228
4.023% due 03/25/2034 ~	76	77

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	124	121

Countrywide Alternative Loan Trust
0.258% due 06/25/2046 •	222	264
0.318% due 01/25/2037 ^•	44	48
0.336% due 02/20/2047 ^•	66	51
0.351% due 12/20/2046 ^•	3,869	3,222
0.366% due 03/20/2046 •	160	136
0.366% due 07/20/2046 ^•	3,804	2,890
0.796% due 11/20/2035 •	421	383
0.848% due 10/25/2035 ^•	109	79
2.019% due 12/25/2035 •	690	630
3.839% due 02/25/2037 ^~	2,201	2,127
5.000% due 07/25/2035	148	122
5.500% due 11/25/2035 ^	33	32
5.750% due 05/25/2036	1,159	734
6.000% due 01/25/2037 ^	4,056	3,276
6.000% due 02/25/2037 ^	74	49
6.000% due 04/25/2037	1,713	1,745
6.500% due 08/25/2032	109	112

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •	327	296
0.788% due 03/25/2035 •	8	7
2.934% due 10/20/2035 ~	17,135	16,939
2.982% due 04/20/2035 ~	30	30
3.339% due 03/25/2037 ^~	178	163
3.359% due 02/25/2047 ^~	178	163
3.365% due 04/20/2036 ^~	101	92
3.377% due 11/25/2037 ~	1,719	1,656
3.438% due 02/20/2036 ^~	66	57
3.665% due 01/20/2035 ~	75	78
3.705% due 04/25/2035 ^~	160	132
3.735% due 11/25/2034 ~	8	8
3.903% due 11/20/2034 ~	28	27
5.500% due 11/25/2035 ^	113	95
5.500% due 04/25/2038	319	335
6.000% due 04/25/2036	1,798	1,395
6.000% due 03/25/2037 ^	5,375	4,379

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~		$6	$6

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058		4,204	4,239

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		413	200

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		2,470	2,494

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.688% due 10/25/2035 ~		50	45

First Horizon Alternative Mortgage Securities Trust
2.474% due 09/25/2034 ~		88	86
3.014% due 06/25/2034 ~		296	293
6.000% due 02/25/2037 ^		847	577
6.250% due 08/25/2037 ^		196	136

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		394	334

Great Hall Mortgages PLC
0.182% due 03/18/2039 •	GBP	440	558
0.202% due 06/18/2038 •		366	464

GreenPoint Mortgage Funding Trust
0.588% due 06/25/2045 •		$572	503

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	150	166

GSR Mortgage Loan Trust
3.341% due 07/25/2035 ~		$174	176
3.350% due 11/25/2035 ~		32	32
3.568% due 11/25/2035 ^~		605	584
3.835% due 11/25/2035 ~		250	249
3.877% due 04/25/2035 ~		61	60

HarborView Mortgage Loan Trust
0.346% due 09/19/2037 •		229	213
0.466% due 11/19/2035 •		805	735
0.496% due 06/20/2035 •		210	206
0.536% due 07/21/2036 •		122	120
0.596% due 05/19/2035 •		5	5
0.636% due 03/19/2036 ^•		563	517
0.656% due 01/19/2036 •		1,384	1,015
2.874% due 04/19/2034 ~		79	75
3.059% due 01/19/2035 ~		305	307

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	34,237	44,194

HomeBanc Mortgage Trust
3.404% due 04/25/2037 ^~		$814	756

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		1,640	1,656

Impac CMB Trust
1.048% due 10/25/2033 •		10	10

IndyMac Mortgage Loan Trust
0.268% due 07/25/2036 •		868	786

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.348% due 06/25/2046 •	$1,477	$1,289
0.428% due 07/25/2035 •	330	275
0.448% due 11/25/2035 ^•	161	114
0.448% due 06/25/2037 ^•	340	186
2.925% due 01/25/2036 ^~	95	86
3.043% due 10/25/2035 ~	123	107
3.125% due 08/25/2036 ~	416	391
3.189% due 10/25/2034 ~	330	332
3.233% due 08/25/2035 ~	156	142
3.233% due 08/25/2035 ^~	125	112
3.316% due 06/25/2036 ~	193	197
3.530% due 11/25/2035 ^~	235	216
3.716% due 12/25/2034 ~	62	62
3.753% due 11/25/2035 ^~	6	6

JPMorgan Alternative Loan Trust
0.378% due 12/25/2036 •	3,355	3,157
0.608% due 03/25/2036 •	2,976	2,760
6.000% due 12/27/2036	148	118

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •	6,100	5,916

JPMorgan Mortgage Trust
2.839% due 10/25/2035 ^~	96	83
2.990% due 08/25/2035 ~	207	205
3.044% due 07/25/2035 ~	216	217
3.150% due 08/25/2035 ~	235	239
3.215% due 07/25/2035 ~	45	46
3.443% due 06/25/2036 ^~	24	21
3.462% due 07/25/2035 ~	86	85
3.631% due 04/25/2035 ~	23	25
3.634% due 11/25/2035 ^~	187	170
3.650% due 06/25/2035 ~	22	22

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	5,401	5,429

Lehman XS Trust
0.328% due 12/25/2036 •	1,653	1,632
0.398% due 08/25/2037 •	4,625	4,445
1.298% due 12/25/2037 •	18,122	16,944

Luminent Mortgage Trust
0.508% due 12/25/2036 ^•	440	407

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •	1,454	1,307
3.230% due 11/21/2034 ~	200	203
3.236% due 12/25/2033 ~	697	667
3.785% due 12/25/2033 ~	25	26

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	923	52

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •	58	58
0.892% due 09/15/2030 •	34	34

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •	107	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.632% due 06/15/2030 •		$58	$57
1.012% due 08/15/2032 •		125	121
2.610% due 10/20/2029 •		45	44

Merrill Lynch Mortgage Investors Trust
0.398% due 11/25/2035 •		316	302
0.772% due 03/25/2030 •		27	25
0.972% due 11/25/2029 •		12	12
2.577% due 05/25/2036 ~		43	40
2.731% due 02/25/2033 ~		542	522
2.892% due 12/25/2034 ~		266	266
2.998% due 12/25/2035 ~		83	72
3.253% due 09/25/2035 ^~		106	98
3.386% due 06/25/2037 ~		186	185
3.418% due 02/25/2034 ~		793	793
3.776% due 02/25/2035 ~		219	225

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ		235	142

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		34,387	36,211
4.500% due 05/25/2058 ~		4,712	5,105

New York Mortgage Trust
3.724% due 05/25/2036 ^~		137	125

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.217% due 02/25/2036 ^~		82	71
5.820% due 03/25/2047 þ		297	310
6.138% due 03/25/2047 þ		275	288

Residential Accredit Loans, Inc. Trust
0.328% due 06/25/2046 •		2,806	977
0.448% due 08/25/2035 •		67	57
0.708% due 12/25/2045 •		978	781
2.029% due 10/25/2037 ~		4,899	4,448
2.379% due 09/25/2045 •		146	138
4.542% due 09/25/2035 ^~		67	55

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		5,790	4,286
0.548% due 01/25/2046 ^•		66	18
5.500% due 06/25/2033		89	92
6.250% due 10/25/2036 ^		756	765
6.500% due 06/25/2037		1,797	755

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	14,900	19,344

Sequoia Mortgage Trust
0.356% due 07/20/2036 •		$779	748
0.506% due 10/19/2026 •		20	20
0.916% due 10/20/2027 •		21	20
0.956% due 10/20/2027 •		45	44
1.056% due 12/20/2032 •		38	37
1.625% due 05/20/2034 •		287	282

Structured Adjustable Rate Mortgage Loan Trust
0.468% due 10/25/2035 •		492	471
1.810% due 10/25/2037 ^•		226	213
2.419% due 01/25/2035 ^•		16	15
3.127% due 09/25/2034 ~		2	2

26	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.151% due 09/25/2035 ~		$355	$342
3.170% due 02/25/2034 ~		178	175
3.239% due 08/25/2035 ~		92	89
3.301% due 09/25/2036 ^~		571	494
3.345% due 04/25/2034 ~		5	5
3.408% due 11/25/2035 ^~		85	78
3.638% due 05/25/2036 ^~		150	141

Structured Asset Mortgage Investments Trust
0.358% due 04/25/2036 •		408	348
0.358% due 05/25/2036 •		2,605	2,403
0.378% due 02/25/2036 •		300	276
0.406% due 07/19/2035 •		529	513
0.408% due 03/25/2037 •		98	48
0.458% due 12/25/2035 ^•		183	171
0.816% due 09/19/2032 •		92	90
0.816% due 10/19/2034 •		49	48
0.856% due 03/19/2034 •		123	121

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.903% due 01/25/2034 ~		16	15

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ		1,230	64

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	30,117	38,964

Tower Bridge Funding PLC
0.957% due 03/20/2056 •		615	793

Trinity Square PLC
1.232% due 07/15/2051 •		11,803	15,255

WaMu Mortgage Pass-Through Certificates Trust
0.698% due 07/25/2044 •		$992	977
0.728% due 07/25/2045 •		19	18
0.828% due 01/25/2045 •		692	679
0.948% due 10/25/2044 •		209	206
1.719% due 03/25/2047 ^•		3,952	4,005
1.789% due 05/25/2047 •		553	497
1.903% due 02/27/2034 •		529	525
1.991% due 12/25/2046 ^•		1,944	1,744
1.999% due 06/25/2046 •		68	66
2.019% due 02/25/2046 •		503	491
2.219% due 11/25/2042 •		28	26
2.419% due 06/25/2042 •		68	65
3.017% due 09/25/2035 ~		193	205
3.083% due 01/25/2037 ^~		1,079	1,008
3.181% due 04/25/2037 ^~		685	622
3.290% due 08/25/2036 ^~		121	112
3.325% due 05/25/2037 ^~		1,331	1,127
3.371% due 12/25/2036 ^~		700	687
3.508% due 02/25/2037 ^~		1,542	1,384
3.520% due 12/25/2035 ~		335	323
3.609% due 03/25/2035 ~		64	65
3.660% due 02/25/2037 ^~		308	282
3.715% due 12/25/2035 ~		27	27
3.748% due 06/25/2033 ~		225	223
3.833% due 03/25/2034 ~		50	51

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.989% due 05/25/2046 ^•		$1,223	$1,022
6.000% due 06/25/2037		6,554	6,154
6.500% due 08/25/2035		233	220

Wells Fargo Mortgage-Backed Securities Trust
2.971% due 10/25/2036 ~		20	19
3.930% due 12/28/2037 ~		2,953	2,794
4.019% due 04/25/2036 ~		761	734

Total Non-Agency Mortgage-Backed Securities (Cost $389,556)			394,187

ASSET-BACKED SECURITIES 6.3%

ACE Securities Corp. Home Equity Loan Trust
0.838% due 05/25/2035 •		2,478	2,472
1.948% due 10/25/2032 •		26	26
1.948% due 06/25/2034 •		125	125

Aegis Asset-Backed Securities Trust
0.578% due 12/25/2035 •		2,350	2,227

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	4,900	5,790

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.078% due 05/25/2035 •		$1,800	1,782

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(a)		25,500	25,500

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		1,896	1,738

Argent Securities Trust
0.298% due 07/25/2036 •		3,894	3,437
0.308% due 05/25/2036 •		1,285	506

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.508% due 10/25/2035 •		412	412
1.198% due 12/25/2033 •		4,388	4,302

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	2,800	3,276

B&M CLO Ltd.
1.001% due 04/16/2026 •		$152	152

Babson Euro CLO BV
0.367% due 10/25/2029 •	EUR	1,655	1,926

Barings Euro CLO BV
0.680% due 07/27/2030 •		3,800	4,436
1.050% due 07/27/2030		600	704

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$2,237	2,244

Bear Stearns Asset-Backed Securities Trust
0.258% due 04/25/2031 •		104	181
0.408% due 10/25/2036 •		100	99

California Street CLO Ltd.
1.305% due 10/15/2025 •		7,114	7,102

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carrington Mortgage Loan Trust
0.548% due 01/25/2036 •		$2,000	$1,913
1.503% due 10/17/2029 •		11,800	11,784

CIFC Funding Ltd.
1.105% due 10/25/2027 •		9,279	9,209

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		12,029	12,023

Citigroup Mortgage Loan Trust
0.378% due 12/25/2036 •		3,557	3,068

Citigroup Mortgage Loan Trust, Inc.
0.478% due 10/25/2036 •		17,188	16,249

Countrywide Asset-Backed Certificates
0.288% due 08/25/2037 ^•		223	203
0.338% due 11/25/2037 •		6,696	6,287
0.398% due 03/25/2037 •		10,300	9,545
5.805% due 04/25/2036 ^~		688	665

Countrywide Asset-Backed Certificates Trust
0.338% due 06/25/2047 •		488	484
0.888% due 08/25/2047 •		1,005	980

Countrywide Asset-Backed Certificates Trust, Inc.
0.928% due 11/25/2034 •		470	451

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		12,832	12,702

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		189	61

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •		350	351

Dorchester Park CLO DAC
1.172% due 04/20/2028 •		4,068	4,058

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	2,260	2,646

Elmwood CLO Ltd.
1.622% due 04/20/2030 •		$1,200	1,200

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	1,950	2,281

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$11,047	10,971

First Franklin Mortgage Loan Trust
0.618% due 11/25/2036 •		14,950	13,746

Flagship CLO Ltd.
1.121% due 01/16/2026 •		2,518	2,516

Fremont Home Loan Trust
0.283% due 10/25/2036 •		2,898	2,623

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		1,791	1,393

GSAMP Trust
0.288% due 12/25/2036 •		2,115	1,322
0.518% due 03/25/2047 •		3,000	2,417
1.123% due 03/25/2035 ^•		3,551	3,278

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		2,790	2,782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
0.598% due 02/25/2036 •		$13,300	$12,716
0.943% due 07/25/2034 •		876	866

HSI Asset Securitization Corp. Trust
0.418% due 02/25/2036 •		2,300	2,231

ICG U.S. CLO Ltd.
0.000% due 10/22/2031 •(a)		18,000	18,000

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		4,576	1,844

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		11,934	11,861

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		620	604

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		3,334	3,374
3.750% due 04/25/2059 þ		5,667	5,823

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		4,703	3,897

Lehman XS Trust
0.308% due 05/25/2036 •		4,000	4,128
0.948% due 10/25/2035 •		238	238
4.821% due 06/25/2036 þ		5,363	5,514

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		14,100	13,960

Long Beach Mortgage Loan Trust
0.883% due 08/25/2035 •		41	41

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		8,737	8,665

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	4,100	4,835

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		4,150	4,843

Marlette Funding Trust
2.690% due 09/17/2029		$1,477	1,491

Merrill Lynch Mortgage Investors Trust
0.228% due 09/25/2037 •		124	72
0.268% due 02/25/2037 •		122	51

MidOcean Credit CLO
1.075% due 04/15/2027 •		2,135	2,124

Monarch Grove CLO
1.125% due 01/25/2028 •		7,252	7,183

Morgan Stanley ABS Capital, Inc. Trust
0.378% due 10/25/2036 •		143	95
0.488% due 03/25/2037 •		524	301

Morgan Stanley Dean Witter Capital, Inc. Trust
1.498% due 02/25/2033 •		494	493

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		135	86
6.000% due 02/25/2037 ^~		135	107

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		3,276	3,257

28	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau Ltd.
2.383% due 07/20/2029 •		$6,800	$6,813

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •		5,161	5,147

New Century Home Equity Loan Trust
0.913% due 02/25/2035 •		1,052	1,025

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.438% due 03/25/2036 •		4,100	4,000

NovaStar Mortgage Funding Trust
0.318% due 11/25/2036 •		1,527	698
0.853% due 01/25/2036 •		2,200	2,174
1.228% due 06/25/2035 •		2,517	2,487

OCP CLO Ltd.
1.075% due 07/15/2027 •		715	713

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		2,831	2,811

OZLM Ltd.
1.745% due 04/15/2032 •		26,400	26,333

Palmer Square European Loan Funding DAC
0.000% due 01/15/2030 •(a)	EUR	5,900	6,952

Palmer Square Loan Funding Ltd.
1.164% due 10/24/2027 •		$12,244	12,215
1.242% due 04/20/2027 •		1,985	1,982

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.638% due 09/25/2035 •		3,800	3,750
1.078% due 05/25/2035 •		5,391	5,063
1.123% due 10/25/2034 •		298	300
1.138% due 09/25/2034 •		358	358
1.198% due 10/25/2034 •		4,900	4,829

Popular ABS Mortgage Pass-Through Trust
0.838% due 06/25/2035 •		626	594
1.548% due 08/25/2035 •		1,500	1,502

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		34,769	17,535

Residential Asset Securities Corp. Trust
0.388% due 08/25/2036 •		4,536	3,853

Residential Mortgage Loan Trust
1.648% due 09/25/2029 •		5	5

Saxon Asset Securities Trust
0.868% due 05/25/2035 •		500	488

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	118	139
1.145% due 07/25/2023 •		$7,477	7,124
1.745% due 04/25/2023 •		34,656	34,039

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		24,700	24,610

Soundview Home Loan Trust
0.328% due 07/25/2037 •		4,302	4,088

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		14,300	14,292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$1,636	$1,627

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •		23,800	23,518

Structured Asset Investment Loan Trust
0.853% due 03/25/2034 •		267	259

Structured Asset Securities Corp. Mortgage Loan Trust
0.448% due 04/25/2036 •		17,981	14,631
0.718% due 10/25/2036 •		3,535	3,461
1.657% due 04/25/2035 •		97	96

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •		3,736	3,729

Symphony CLO Ltd.
1.155% due 04/15/2028 •		2,027	2,014
1.218% due 07/14/2026 •		5,360	5,331

Telos CLO Ltd.
1.223% due 04/17/2028 •		5,511	5,476

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		556	552
1.155% due 01/15/2026 •		1,751	1,745

TICP CLO Ltd.
1.072% due 07/20/2027 •		3,884	3,870
1.112% due 04/20/2028 •		6,303	6,289

Tralee CLO Ltd.
1.302% due 10/20/2027 •		4,400	4,391

Venture CLO Ltd.
1.056% due 02/28/2026 •		16,946	16,866
1.155% due 04/15/2027 •		5,268	5,221
1.155% due 07/15/2027 •		5,636	5,607

Wachovia Mortgage Loan Trust
0.808% due 10/25/2035 •		109	110

Wells Fargo Home Equity Asset-Backed Securities Trust
2.548% due 12/25/2034 •		400	408

WhiteHorse Ltd.
1.203% due 04/17/2027 •		2,439	2,433

Total Asset-Backed Securities (Cost $625,192)			627,898

SOVEREIGN ISSUES 7.7%

Argentina Government International Bond
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	6,900	56
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		61,890	415

Australia Government International Bond
1.250% due 02/21/2022 (b)	AUD	16,099	11,837
3.000% due 09/20/2025 (b)		70,100	59,722

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government Real Return Bond
4.250% due 12/01/2026 (b)	CAD	32,806	$32,513

France Government International Bond
0.100% due 03/01/2026 (b)	EUR	68,459	85,395
0.250% due 07/25/2024 (b)		50,100	61,816

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (b)		183,208	224,423

Japan Government International Bond
0.100% due 03/10/2027	JPY	268,864	2,543
0.100% due 03/10/2028		6,644,778	62,942
0.100% due 03/10/2029		5,921,643	56,148

Mexico Government International Bond
4.000% due 11/08/2046 (b)	MXN	1,096	58
7.750% due 05/29/2031		206,976	10,560

New Zealand Government International Bond
2.000% due 09/20/2025 (b)	NZD	101,122	75,698
3.000% due 09/20/2030 (b)		20,205	18,176

Peru Government International Bond
5.940% due 02/12/2029	PEN	30,600	9,982

Qatar Government International Bond
3.875% due 04/23/2023		$11,000	11,829

Saudi Government International Bond
4.000% due 04/17/2025		12,970	14,436

United Kingdom Gilt
1.250% due 11/22/2027 (b)(g)	GBP	18,264	31,633

Total Sovereign Issues (Cost $752,146)			770,182

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%

Banco Santander S.A.
5.250% due 09/29/2023 •(c)(d)		800,000	912
6.250% due 09/11/2021 •(c)(d)		2,100,000	2,464

	SHARES	MARKET VALUE (000S)

Bank of America Corp.
5.875% due 03/15/2028 •(c)	6,580,000	$7,109

		10,485

UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(c)(e)	2,004,101	54,214

Total Preferred Securities (Cost $63,998)		64,699

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (f) 1.0%
		100,142

Total Short-Term Instruments (Cost $100,142)		100,142

Total Investments in Securities (Cost $12,757,171)		13,736,435

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	219,216	2,162

Total Short-Term Instruments (Cost $2,161)		2,162

Total Investments in Affiliates (Cost $2,161)		2,162

Total Investments 137.1% (Cost $12,759,332)		$13,738,597

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(1,102))		1,244

Other Assets and Liabilities, net (37.1)%		(3,718,310)

Net Assets 100.0%		$10,021,531

30	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$54,207	$54,214	0.54%
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	5,000	5,093	0.05

				$59,207	$59,307	0.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$9,118	U.S. Treasury Notes 2.125% due 08/15/2021	$(9,300)	$9,118	$9,118
JPS	0.040	09/30/2020	10/01/2020	73,905	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(73,754)	73,905	73,905
	0.090	09/30/2020	10/01/2020	17,119	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(17,084)	17,119	17,119

Total Repurchase Agreements						$(100,138)	$100,142	$100,142

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.170%	08/14/2020	10/06/2020		$(131,036)	$(131,066)
BSN	0.170	08/10/2020	10/09/2020		(344,175)	(344,259)
	0.170	09/01/2020	10/09/2020		(885)	(885)
	0.180	09/01/2020	10/13/2020		(26,993)	(26,997)
DBL	0.180	08/12/2020	11/12/2020	GBP	(24,405)	(31,499)
IND	0.130	09/30/2020	10/01/2020		$(21,465)	(21,465)
	0.170	09/16/2020	10/16/2020		(25,429)	(25,431)
	0.200	09/01/2020	10/07/2020		(3,097)	(3,098)
JPS	0.170	09/09/2020	10/08/2020		(82,231)	(82,240)
	0.180	08/14/2020	10/05/2020		(789)	(790)
SGY	0.150	09/29/2020	10/29/2020		(5,894)	(5,894)
STR	0.150	10/01/2020	10/02/2020		(1,003,643)	(1,003,642)
	0.160	09/30/2020	10/01/2020		(1,004,990)	(1,004,994)

Total Reverse Repurchase Agreements						$(2,682,260)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.9)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2030	$81,661	$(90,785)	$(90,838)

Total Short Sales (0.9)%				$(90,785)	$(90,838)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(131,066)	$0	$0	$(131,066)	$129,589	$(1,477)
BSN	0	(372,141)	0	0	(372,141)	367,343	(4,798)
DBL	0	(31,499)	0	0	(31,499)	31,374	(125)
DEU	0	0	0	0	0	(53)	(53)
FICC	9,118	0	0	0	9,118	(9,300)	(182)
IND	0	(49,994)	0	0	(49,994)	49,749	(245)
JPS	91,024	(83,030)	0	0	7,994	(8,522)	(528)
SGY	0	(5,894)	0	0	(5,894)	5,895	1
STR	0	(2,008,636)	0	0	(2,008,636)	1,023,119	(985,517)

Master Securities Forward Transaction Agreement
UBS	0	0	0	(90,838)	(90,838)	0	(90,838)

Total Borrowings and Other Financing Transactions	$100,142	$(2,682,260)	$0	$(90,838)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,026,459)	$(620,660)	$0	$0	$(1,647,119)
Sovereign Issues	0	0	(31,499)	0	(31,499)

Total Borrowings	$(1,026,459)	$(620,660)	$(31,499)	$0	$(1,678,618)

Payable for reverse repurchase agreements(5)					$(1,678,618)

(g)	Securities with an aggregate market value of $1,694,670 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(819,010) at a weighted average interest rate of 0.226%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $22 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(1,003,642) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 115.500 on Euro-Schatz December 2020 Futures(1)	11/2020	1,542	$9	$(1)	$0	$0
Call Options Strike @ EUR 116.700 on Euro-Schatz December 2020 Futures(1)	11/2020	2,500	15	(3)	0	0
Call Options Strike @ EUR 116.800 on Euro-Schatz December 2020 Futures(1)	11/2020	953	6	(1)	0	0
Call Options Strike @ EUR 116.900 on Euro-Schatz December 2020 Futures(1)	11/2020	578	3	(1)	0	0
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	1,783	10	(2)	0	0
Euro-Bobl December Futures	12/2020	745	118,068	52	52	(96)
Euro-Bund 10-Year Bond December Futures	12/2020	1,779	364,012	2,560	522	(730)
Gold 100 oz. December Futures	12/2020	255	48,335	464	0	(196)
Put Options Strike @ EUR 123.000 on Euro-Bobl December 2020 Futures(1)	11/2020	389	2	0	0	0
Put Options Strike @ EUR 129.000 on Euro-Bobl December 2020 Futures(1)	11/2020	206	1	0	0	0
Put Options Strike @ EUR 130.500 on Euro-Bobl December 2020 Futures(1)	11/2020	150	1	0	0	0
Put Options Strike @ EUR 157.000 on Euro-Bund December 2020 Futures(1)	11/2020	328	4	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2020	4,258	536,641	607	0	(433)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	1,022	163,440	40	0	(479)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	113	25,065	(182)	0	(226)

				$3,533	$574	$(2,160)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	190	$(15,964)	$(44)	$4	$0
Australia Government 10-Year Bond December Futures	12/2020	306	(32,743)	(297)	40	0
Euro-BTP Italy Government Bond December Futures	12/2020	913	(157,977)	(2,588)	546	(578)
Euro-Buxl 30-Year Bond December Futures	12/2020	362	(94,511)	(1,537)	484	(501)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	9	(1,779)	(11)	5	(3)
Euro-Schatz December Futures	12/2020	16,343	(2,151,628)	(91)	287	(96)
Japan Government 10-Year Bond December Futures	12/2020	82	(118,267)	(287)	0	(39)
U.S. Treasury 2-Year Note December Futures	12/2020	1,179	(260,513)	(120)	9	0
U.S. Treasury 10-Year Note December Futures	12/2020	9,413	(1,313,408)	(2,329)	2,318	(2)
U.S. Treasury 30-Year Bond December Futures	12/2020	2,103	(370,719)	3,152	1,972	0
United Kingdom Long Gilt December Futures	12/2020	184	(32,316)	32	107	(55)

				$(4,120)	$5,772	$(1,274)

Total Futures Contracts				$(587)	$6,346	$(3,434)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	3,690	$61	$(52)	$9	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570	$	2,000	(50)	52	2	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		4,100	(227)	219	(8)	2	0

							$(216)	$219	$3	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$39,560	$1,737	$(3,722)	$(1,985)	$0	$(44)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025	20,700	(882)	(2)	(884)	29	(3)

					$855	$(3,724)	$(2,869)	$29	$(47)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	46,850	$143	$(6,939)	$(6,796)	$56	$0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(15)	(253)	(268)	0	(5)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,225,400	(119)	(712)	(831)	0	(12)
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	115,000	0	179	179	0	(112)
Receive	CPTFEMU	0.330	Maturity	07/15/2022		27,700	2	63	65	0	(16)
Receive	CPTFEMU	1.085	Maturity	01/15/2024		40	0	(2)	(2)	0	0
Receive	CPURNSA	2.021	Maturity	11/25/2020	$	3,100	0	(12)	(12)	4	0
Pay	CPURNSA	1.825	Maturity	08/14/2021		13,200	0	(55)	(55)	5	0
Pay	CPURNSA	1.840	Maturity	08/14/2021		20,400	(1)	(81)	(82)	8	0
Pay	CPURNSA	1.840	Maturity	08/17/2021		45,000	0	(164)	(164)	20	0
Receive	CPURNSA	1.445	Maturity	09/09/2021		14,290	0	(41)	(41)	0	(11)
Receive	CPURNSA	1.580	Maturity	09/20/2021		96,300	0	(584)	(584)	0	(98)
Receive	CPURNSA	1.592	Maturity	09/20/2021		27,700	(5)	(170)	(175)	0	(28)
Receive	CPURNSA	1.488	Maturity	10/01/2021		25,800	0	(120)	(120)	0	(32)
Receive	CPURNSA	2.069	Maturity	07/15/2022		17,600	0	(325)	(325)	0	(17)
Receive	CPURNSA	2.210	Maturity	02/05/2023		116,510	0	(3,660)	(3,660)	0	(173)
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,183	0	(543)	(543)	0	(14)
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	0	1,539	1,539	0	(3)
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	(8)	1,054	1,046	0	(4)
Pay	CPURNSA	2.165	Maturity	04/16/2029		32,400	0	1,294	1,294	0	(7)
Pay	CPURNSA	1.998	Maturity	07/25/2029		9,100	1	219	220	0	(3)
Pay	CPURNSA	1.760	Maturity	11/04/2029		78,400	(65)	(362)	(427)	0	(15)
Pay	CPURNSA	1.883	Maturity	11/20/2029		23,300	22	165	187	0	(5)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	23,170	(1)	(701)	(702)	20	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		20,100	0	(861)	(861)	0	(23)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		200	0	55	55	1	0
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		4,700	0	449	449	20	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	53,400	9	3,419	3,428	50	0
Pay	UKRPI	3.330	Maturity	01/15/2025		153,900	4,063	(1,621)	2,442	79	0
Pay	UKRPI	3.473	Maturity	08/15/2025		71,800	0	(147)	(147)	9	0
Pay	UKRPI	3.390	Maturity	01/15/2030		62,300	11	93	104	0	(182)
Pay	UKRPI	3.438	Maturity	01/15/2030		87,200	0	868	868	0	(256)
Pay	UKRPI	3.325	Maturity	08/15/2030		49,000	460	1,413	1,873	0	(188)

							$4,497	$(6,543)	$(2,046)	$272	$(1,204)

Total Swap Agreements							$5,136	$(10,048)	$(4,912)	$303	$(1,251)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6,346	$303	$6,649	$0	$(3,434)	$(1,316)	$(4,750)

(i)

Securities with an aggregate market value of $65,054 and cash of $8,356 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	Unsettled liability of $(65) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	$	126,223	DKK	806,906	$851	$0
	12/2020	CNH	3,973	$	571	0	(12)
	12/2020	DKK	806,906		126,364	0	(843)
	12/2020	SGD	256		187	0	(1)
BPS	10/2020	CLP	271,219		353	7	0
	10/2020	EUR	160,433		190,326	2,226	0
	10/2020	JPY	2,626,569		24,775	0	(130)
	10/2020	NZD	104,820		70,474	1,130	0
	10/2020	$	53,700	GBP	41,646	38	0
	10/2020		43,733	JPY	4,617,277	48	0
	10/2020		119	RUB	8,526	0	(10)
	11/2020	JPY	4,617,277	$	43,749	0	(47)
	11/2020	NZD	141,310		92,927	0	(556)
	11/2020	$	450	PLN	1,695	0	(11)
	12/2020	KRW	538,258	$	454	0	(7)
BRC	10/2020	$	1,474	GBP	1,138	0	(5)
CBK	10/2020	CAD	2,458	$	1,869	24	0
	10/2020	DKK	371,775		56,294	0	(2,254)
	10/2020	MXN	228,993		10,590	256	0
	10/2020	$	31,011	CAD	41,488	147	0
	10/2020		87,624	DKK	558,603	347	0
	10/2020		2,122	GBP	1,579	0	(84)
	11/2020	CAD	41,488	$	31,014	0	(146)
	12/2020	DKK	558,603		87,724	0	(339)
	03/2021	PEN	32,683		9,126	66	0
FBF	12/2020	$	561	IDR	8,405,994	0	0
GLM	10/2020	GBP	1,945	$	2,525	15	0
	10/2020	MXN	129,832		6,002	143	0
	10/2020	$	83	RUB	6,000	0	(6)
	11/2020		137		10,177	0	(7)
	12/2020	DKK	122,377	$	19,256	0	(36)
	12/2020	TWD	6,752		234	0	(2)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2020	AUD	5,042	$	3,685	$74	$0
	10/2020	CAD	19,197		14,581	164	0
	10/2020	EUR	208,050		247,809	3,880	0
	10/2020	GBP	3,712		4,799	10	0
	10/2020	JPY	2,052,590		19,311	0	(151)
	10/2020	$	122,263	GBP	94,979	361	(68)
	11/2020	GBP	91,109	$	117,229	0	(354)
	12/2020	$	931	CNY	6,524	27	0
	12/2020		1,922	DKK	12,210	3	0
IND	11/2020		361	MXN	8,176	7	0
JPM	10/2020	DKK	172,193	$	26,134	0	(983)
	10/2020	$	1,719	DKK	11,410	78	0
	10/2020		489	TRY	3,708	0	(12)
MYI	10/2020	AUD	19,999	$	14,391	66	0
	10/2020	CAD	10,268		7,784	73	0
	10/2020	DKK	756,097		114,348	0	(4,725)
	10/2020	JPY	2,541,221		23,964	0	(131)
	10/2020	NZD	36,223		24,349	385	0
	10/2020	$	12,608	AUD	17,844	173	0
	10/2020		21,777	JPY	2,295,247	0	(14)
	11/2020	AUD	17,844	$	12,609	0	(173)
	11/2020	JPY	2,295,247		21,785	14	0
SCX	10/2020	$	15,866	AUD	22,379	163	0
	10/2020		1,479	GBP	1,161	19	0
	11/2020	AUD	22,379	$	15,867	0	(163)
	11/2020	EUR	368,483		432,384	71	0
	12/2020	INR	9,291		122	0	(3)
	02/2021	ILS	266		77	0	0
SOG	10/2020	DKK	203,024		30,649	0	(1,324)
	11/2020	$	131	RUB	9,722	0	(6)
SSB	10/2020	GBP	135,759	$	180,366	5,189	0
	10/2020	$	1,162	GBP	913	16	0
	10/2020		45,853	JPY	4,829,218	0	(63)
	11/2020	JPY	4,829,218	$	45,870	63	0
TOR	10/2020	AUD	2,315		1,678	20	0
	10/2020	CAD	9,565		7,313	129	0
	10/2020	JPY	2,326,738		21,948	0	(113)
	10/2020	$	12,855	JPY	1,356,731	9	0
	11/2020	JPY	1,356,731	$	12,860	0	(9)
UAG	10/2020	AUD	73,317		52,955	442	0
	10/2020	JPY	3,551,356		33,419	0	(254)
	10/2020	$	42,582	AUD	60,449	714	0
	11/2020	AUD	60,449	$	42,586	0	(714)
	11/2020	$	189	RUB	14,055	0	(9)

Total Forward Foreign Currency Contracts						$17,448	$(13,765)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2050	$66.000	10/07/2020	27,800	$1	$0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	72.000	10/07/2020	4,400	0	0

Total Purchased Options					$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900%	10/21/2020	35,500	$(35)	$(81)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	32,500	(55)	(92)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	11,100	(9)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	11,100	(12)	(13)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	22,000	(15)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	32,600	(26)	(13)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	22,000	(32)	(60)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	32,600	(42)	(75)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	7,200	(13)	(11)
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	22,300	(27)	(76)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	35,000	(72)	(146)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	10,500	(12)	(9)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	24,600	(20)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	24,600	(29)	(28)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	17,000	(14)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	17,000	(23)	(39)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	14,200	(30)	(30)
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	40,300	(50)	(168)
DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	14,100	(16)	(34)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	39,800	(70)	(166)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	21,000	(19)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	21,000	(52)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	29,400	(27)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	29,400	(38)	(80)
FBF	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	22,800	(13)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	22,800	(36)	(62)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	5,400	(35)	(35)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	30,900	(22)	(37)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	14,200	(13)	(40)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	74,900	(147)	(313)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	24,300	(19)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	20,400	(16)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	20,400	(23)	(23)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	24,100	(45)	(51)
JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,900	(6)	(16)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	24,700	(21)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	24,700	(62)	(1)
MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	13,500	(29)	(64)

						$(1,225)	$(1,811)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	$(2,097)	$(22)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	64,700	(1,194)	0

						$(4,808)	$(22)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.438	10/07/2020	16,400	$(69)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	14,900	(49)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	11,200	(37)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	22,200	(69)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	2,300	(7)	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	22,300	(101)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	13,800	(50)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	8,000	(26)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	7,300	(24)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	9,000	(28)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	13,800	(32)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	3,000	(6)	0
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	6,300	(12)	(1)

					$(510)	$(6)

Total Written Options					$(6,543)	$(1,839)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$12,300	$(26)	$(11)	$0	$(37)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	2.500%	Maturity	07/15/2022	$50,000	$330	$(6,387)	$0	$(6,057)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.180%	Maturity	10/01/2020	$146,100	$0	$(353)	$0	$(353)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.180	Maturity	10/05/2020	213,900	0	(504)	0	(504)
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.190	Maturity	10/08/2020	472,200	0	470	470	0
JPM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.200	Maturity	10/13/2020	217,900	0	3,982	3,982	0

								$0	$3,595	$4,452	$(857)

Total Swap Agreements								$304	$(2,803)	$4,452	$(6,951)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$851	$0	$0	$851	$(856)	$(352)	$(6,057)	$(7,265)	$(6,414)	$6,489	$75
BPS	3,449	0	0	3,449	(761)	(340)	(857)	(1,958)	1,491	(3,140)	(1,649)
BRC	0	0	0	0	(5)	(168)	0	(173)	(173)	0	(173)
CBK	840	0	0	840	(2,823)	0	0	(2,823)	(1,983)	1,615	(368)
DUB	0	0	0	0	0	(290)	0	(290)	(290)	(19)	(309)
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
FBF	0	0	0	0	0	(68)	0	(68)	(68)	0	(68)
GLM	158	0	470	628	(51)	(22)	0	(73)	555	(3,350)	(2,795)
GST	0	0	0	0	0	(509)	0	(509)	(509)	430	(79)
HUS	4,519	0	0	4,519	(573)	0	0	(573)	3,946	(3,810)	136
IND	7	0	0	7	0	0	0	0	7	0	7
JPM	78	0	3,982	4,060	(995)	(22)	0	(1,017)	3,043	(3,268)	(225)
MYC	0	0	0	0	0	(64)	0	(64)	(64)	(3,526)	(3,590)
MYI	711	0	0	711	(5,043)	0	0	(5,043)	(4,332)	4,172	(160)
SAL	0	0	0	0	0	(1)	(37)	(38)	(38)	0	(38)
SCX	253	0	0	253	(166)	0	0	(166)	87	0	87
SOG	0	0	0	0	(1,330)	0	0	(1,330)	(1,330)	1,205	(125)
SSB	5,268	0	0	5,268	(63)	0	0	(63)	5,205	(5,830)	(625)
TOR	158	0	0	158	(122)	0	0	(122)	36	0	36
UAG	1,156	0	0	1,156	(977)	0	0	(977)	179	(500)	(321)

Total Over the Counter	$17,448	$0	$4,452	$21,900	$(13,765)	$(1,839)	$(6,951)	$(22,555)

(k)

Securities with an aggregate market value of $14,213 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should

40	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,346	$6,346
Swap Agreements	0	31	0	0	272	303

	$0	$31	$0	$0	$6,618	$6,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,448	$0	$17,448
Swap Agreements	0	0	0	0	4,452	4,452

	$0	$0	$0	$17,448	$4,452	$21,900

	$0	$31	$0	$17,448	$11,070	$28,549

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$196	$0	$0	$0	$3,238	$3,434
Swap Agreements	0	112	0	0	1,204	1,316

	$196	$112	$0	$0	$4,442	$4,750

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,765	$0	$13,765
Written Options	0	1,811	0	0	28	1,839
Swap Agreements	0	37	0	0	6,914	6,951

	$0	$1,848	$0	$13,765	$6,942	$22,555

	$196	$1,960	$0	$13,765	$11,384	$27,305

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$5,693	$0	$0	$0	$(60,356)	$(54,663)
Swap Agreements	0	12,750	0	0	(11,951)	799

	$5,693	$12,750	$0	$0	$(72,307)	$(53,864)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(50,107)	$0	$(50,107)
Purchased Options	0	0	0	0	14,467	14,467
Written Options	0	570	0	0	(5,885)	(5,315)
Swap Agreements	0	31	0	0	59,594	59,625

	$0	$601	$0	$(50,107)	$68,176	$18,670

	$5,693	$13,351	$0	$(50,107)	$(4,131)	$(35,194)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$473	$0	$0	$0	$36,553	$37,026
Swap Agreements	0	(20,328)	0	0	9,003	(11,325)

	$473	$(20,328)	$0	$0	$45,556	$25,701

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,590)	$0	$(4,590)
Purchased Options	0	0	0	0	(14,115)	(14,115)
Written Options	0	6,258	0	0	11,599	17,857
Swap Agreements	0	308	0	0	28,952	29,260

	$0	$6,566	$0	$(4,590)	$26,436	$28,412

	$473	$(13,762)	$0	$(4,590)	$71,992	$54,113

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$415,135	$0	$415,135
Industrials	0	11,182	0	11,182
Specialty Finance	0	5,093	0	5,093
Utilities	0	6,370	0	6,370
U.S. Government Agencies	0	2,049,903	0	2,049,903
U.S. Treasury Obligations	0	9,291,644	0	9,291,644
Non-Agency Mortgage-Backed Securities	0	394,187	0	394,187
Asset-Backed Securities	0	627,898	0	627,898
Sovereign Issues	0	770,182	0	770,182
Preferred Securities
Banking & Finance	0	10,485	0	10,485
Utilities	0	0	54,214	54,214
Short-Term Instruments
Repurchase Agreements	0	100,142	0	100,142

	$0	$13,682,221	$54,214	$13,736,435

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Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,162	$0	$0	$2,162

Total Investments	$2,162	$13,682,221	$54,214	$13,738,597

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(90,838)	$0	$(90,838)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,346	303	0	6,649
Over the counter	0	21,900	0	21,900

	$6,346	$22,203	$0	$28,549

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,434)	(1,251)	0	(4,685)
Over the counter	(35)	(22,520)	0	(22,555)

	$(3,469)	$(23,771)	$0	$(27,240)

Total Financial Derivative Instruments	$2,877	$(1,568)	$0	$1,309

Totals	$5,039	$13,589,815	$54,214	$13,649,068

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

46	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Notes to Financial Statements (Cont.)

value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close

48	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Notes to Financial Statements (Cont.)

(premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Notes to Financial Statements (Cont.)

activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$389,174	$2,129,567	$(2,517,300)	$94	$627	$2,162	$166	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

52	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

54	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Notes to Financial Statements (Cont.)

which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if

56	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Notes to Financial Statements (Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

58	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Notes to Financial Statements (Cont.)

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

60	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current

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Notes to Financial Statements (Cont.)

status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

62	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly

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Notes to Financial Statements (Cont.)

with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

64	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Notes to Financial Statements (Cont.)

unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection

66	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to

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Notes to Financial Statements (Cont.)

Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

68	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative

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Notes to Financial Statements (Cont.)

Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $5,235.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

70	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$409,559	$8,169

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$16,964,341	$15,411,452	$592,446	$115,710

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Notes to Financial Statements (Cont.)

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	170,885	$2,024,071	166,773	$1,870,868

I-2	18,457	220,259	27,086	302,655

I-3	1,730	20,480	799	8,919

Administrative Class	5,908	70,457	8,499	95,277

Class A	23,993	286,738	42,665	477,937

Class C	1,117	13,404	734	8,207

Class R	3,292	39,179	4,269	47,804

Issued as reinvestment of distributions

Institutional Class	2,988	35,525	10,036	112,204

I-2	385	4,560	1,458	16,294

I-3	8	100	43	474

Administrative Class	129	1,524	507	5,668

Class A	603	7,124	2,473	27,617

Class C	17	193	166	1,853

Class R	60	708	293	3,268

Cost of shares redeemed

Institutional Class	(146,744)	(1,744,023)	(193,362)	(2,163,257)

I-2	(19,841)	(232,796)	(34,967)	(389,781)

I-3	(403)	(4,818)	(50,078)	(545,135)

Administrative Class	(5,075)	(59,995)	(12,778)	(143,080)

Class A	(24,081)	(285,064)	(58,562)	(653,681)

Class C	(4,788)	(57,068)	(11,341)	(126,560)

Class R	(3,303)	(39,111)	(6,652)	(74,294)

Net increase (decrease) resulting from Fund share transactions	25,337	$301,447	(101,939)	$(1,116,743)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

72	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2020

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$33,794	$436,196

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$12,692,846	$1,034,841	$(86,082)	$948,759

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	SAL	Citigroup Global Markets, Inc.
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank, London
DEU	Deutsche Bank Securities, Inc.	SGY	Societe Generale, NY
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	STR	State Street FICC Repo
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	YOY	Year-Over-Year
DAC	Designated Activity Company

74	PIMCO REAL RETURN FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

76	PIMCO REAL RETURN FUND

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

78	PIMCO REAL RETURN FUND

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

80	PIMCO REAL RETURN FUND

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

82	PIMCO REAL RETURN FUND

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

84	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4015SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO REAL RETURN STRATEGY FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a

4	PIMCO REAL RETURN STRATEGY FUNDS

holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan

Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	66.2%

U.S. Government Agencies	12.4%

Asset-Backed Securities	7.0%

Sovereign Issues	4.6%

Non-Agency Mortgage-Backed Securities	4.2%

Corporate Bonds & Notes	4.0%

Short-Term Instruments‡	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	14.63%	23.04%	9.60%	6.43%	7.53%
PIMCO Long-Term Real Return Fund I-2	14.58%	22.92%	9.49%	6.32%	7.46%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	12.67%	22.78%	9.37%	6.64%	7.32%
Lipper Inflation-Protected Bond Funds Average	8.42%	8.39%	3.77%	2.71%	4.14%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.07% for Institutional Class shares, and 1.17% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities) contributed to relative performance, as U.S. BEI spreads widened.

»	Exposure to non-agency residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Exposure to investment grade corporate credit contributed to relative performance, as investment grade spreads significantly narrowed.

»	Short exposure to high yield corporate credit through buy-protection index credit default swaps detracted from relative performance, as high yield corporate bonds broadly posted positive returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	63.9%

Real Estate Investment Trusts	12.7%

U.S. Government Agencies	10.7%

Asset-Backed Securities	3.9%

Sovereign Issues	3.7%

Corporate Bonds & Notes	3.0%

Short-Term Instruments‡	1.2%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	17.91%	(13.74)%	4.90%	9.78%	10.50%
PIMCO RealEstateRealReturn Strategy Fund I-2	17.84%	(13.90)%	4.78%	9.65%	10.38%
PIMCO RealEstateRealReturn Strategy Fund I-3	17.99%	(13.92)%	4.77%	9.63%	10.34%
PIMCO RealEstateRealReturn Strategy Fund Class A	17.74%	(14.04)%	4.50%	9.34%	10.04%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	11.30%	(18.80)%	3.32%	8.73%	9.67%
PIMCO RealEstateRealReturn Strategy Fund Class C	17.18%	(14.76)%	3.72%	8.53%	9.20%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	16.18%	(15.56)%	3.72%	8.53%	9.20%
Dow Jones U.S. Select REIT Total Return Index	10.01%	(22.33)%	1.99%	7.03%	7.39%
Lipper Real Estate Funds Average	15.56%	(11.70)%	4.55%	7.87%	7.85%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 2.10% for Institutional Class shares, 2.20% for I-2 shares, 2.30% for I-3 shares, 2.50% for Class A shares and 3.25% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Active positioning within U.S. real estate investment trusts contributed to relative performance.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities) contributed to relative performance, as U.S. BEI spreads widened.

»	Exposure to non-agency residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Exposure to investment grade corporate credit contributed to relative performance, as investment grade spreads significantly narrowed.

»	Short exposure to high yield corporate credit through buy-protection index credit default swaps detracted from relative performance, as high yield corporate bonds broadly posted positive returns.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	38.9%

U.S. Government Agencies	23.6%

Sovereign Issues	10.8%

Mutual Funds	5.5%

Asset-Backed Securities	4.8%

Real Estate Investment Trusts	4.2%

Corporate Bonds & Notes	3.5%

Short-Term Instruments‡	3.0%

Commodities	2.8%

Non-Agency Mortgage-Backed Securities	2.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	14.78%	4.57%	5.13%	1.89%
PIMCO Inflation Response Multi-Asset Fund I-2	14.63%	4.27%	5.01%	1.79%
PIMCO Inflation Response Multi-Asset Fund Class A	14.44%	4.13%	4.66%	1.43%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	8.12%	(1.55)%	3.49%	0.80%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	9.66%	2.91%	3.25%	0.32%
Lipper Flexible Portfolio Funds Average	16.47%	3.03%	5.57%	5.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 1.03% for Institutional Class shares, 1.13% for I-2 shares, and 1.48% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to non-agency mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»

Overweight exposure to energy commodities over a portion of the reporting period contributed to relative performance, as these commodities outperformed the broader Bloomberg Commodity Index during the same period.

»	Overweight exposure to the Argentine peso detracted from relative performance, as the Argentine peso depreciated.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$1,146.30	$3.34	$1,000.00	$1,021.96	$3.14	0.62%
I-2	1,000.00	1,145.80	3.87	1,000.00	1,021.46	3.65	0.72

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,179.10	$4.86	$1,000.00	$1,020.61	$4.51	0.89%
I-2	1,000.00	1,178.40	5.41	1,000.00	1,020.10	5.01	0.99
I-3	1,000.00	1,179.90	5.68	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	1,177.40	7.04	1,000.00	1,018.60	6.53	1.29
Class C	1,000.00	1,171.80	11.11	1,000.00	1,014.84	10.30	2.04

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,147.80	$3.72	$1,000.00	$1,021.61	$3.50	0.69%
I-2	1,000.00	1,146.30	4.25	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	1,144.40	6.13	1,000.00	1,019.35	5.77	1.14

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.41	$0.04	$1.32	$1.36	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2020	8.32	0.24	1.30	1.54	(0.27)	(0.18)	0.00	(0.45)

03/31/2019	8.34	0.07	0.12	0.19	(0.21)	0.00	0.00	(0.21)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.39	(0.11)	0.28	(0.18)	0.00	0.00	(0.18)

03/31/2016	8.52	0.22	(0.36)	(0.14)	(0.14)	0.00	(0.02)	(0.16)
I-2

04/01/2020 - 09/30/2020+	9.40	0.11	1.26	1.37	(0.03)	0.00	0.00	(0.03)

03/31/2020	8.32	0.25	1.27	1.52	(0.26)	(0.18)	0.00	(0.44)

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	0.00	(0.20)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	0.00	(0.17)

03/31/2016	8.52	0.21	(0.36)	(0.15)	(0.13)	0.00	(0.02)	(0.15)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

04/01/2020 - 09/30/2020+	$6.78	$0.05	$1.16	$1.21	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2020	8.95	0.23	(1.89)	(1.66)	(0.51)	0.00	0.00	(0.51)

03/31/2019	7.75	0.15	1.35	1.50	(0.30)	0.00	0.00	(0.30)

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)

03/31/2017	8.05	0.18	0.08	0.26	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.34	0.13	0.09	0.22	(0.47)	0.00	(0.04)	(0.51)
I-2

04/01/2020 - 09/30/2020+	6.62	0.05	1.12	1.17	(0.29)	0.00	0.00	(0.29)

03/31/2020	8.76	0.20	(1.84)	(1.64)	(0.50)	0.00	0.00	(0.50)

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	0.00	(0.32)

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)

03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.20	0.11	0.11	0.22	(0.47)	0.00	(0.04)	(0.51)
I-3

04/01/2020 - 09/30/2020+	6.64	0.09	1.10	1.19	(0.29)	0.00	0.00	(0.29)

03/31/2020	8.78	0.33	(1.97)	(1.64)	(0.50)	0.00	0.00	(0.50)

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	0.00	(0.29)
Class A

04/01/2020 - 09/30/2020+	6.05	0.03	1.03	1.06	(0.28)	0.00	0.00	(0.28)

03/31/2020	8.05	0.17	(1.68)	(1.51)	(0.49)	0.00	0.00	(0.49)

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	0.00	(0.29)

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)

03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)

03/31/2016~	7.64	0.08	0.09	0.17	(0.46)	0.00	(0.04)	(0.50)
Class C

04/01/2020 - 09/30/2020+	5.10	0.00	0.87	0.87	(0.27)	0.00	0.00	(0.27)

03/31/2020	6.87	0.09	(1.41)	(1.32)	(0.45)	0.00	0.00	(0.45)

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)

03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	0.00	(0.02)

03/31/2016~	6.80	0.02	0.06	0.08	(0.44)	0.00	(0.03)	(0.47)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

04/01/2020 - 09/30/2020+	$7.27	$0.05	$1.01	$1.06	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2020	7.98	0.20	(0.74)	(0.54)	(0.17)	0.00	0.00	(0.17)

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)

03/31/2017	8.22	0.25	0.36	0.61	(0.11)	0.00	0.00	(0.11)

03/31/2016	8.79	0.18	(0.51)	(0.33)	(0.24)	0.00	0.00	(0.24)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.74	14.51%	$707,235	0.62	%*	0.62	%*	0.50	%*	0.50	%*	0.76	%*	153%

9.41	19.06	1,549,161	1.10	(e)	1.10	(e)	0.53	(e)	0.53	(e)	2.75		250

8.32	2.31	1,555,552	1.32		1.32		0.55		0.55		0.87		176

8.34	2.97	245,233	1.29		1.29		0.55		0.55		2.81		156

8.32	3.34	259,642	0.96		0.96		0.55		0.55		4.68		170

8.22	(1.60)	1,555,418	0.73		0.73		0.55		0.55		2.75		107

10.74	14.58	29,702	0.72	*	0.72	*	0.60	*	0.60	*	2.04	*	153

9.40	18.82	12,292	1.20	(e)	1.20	(e)	0.63	(e)	0.63	(e)	2.77		250

8.32	2.21	14,140	1.42		1.42		0.65		0.65		1.97		176

8.34	2.86	14,439	1.39		1.39		0.65		0.65		2.75		156

8.32	3.24	12,933	1.06		1.06		0.65		0.65		3.35		170

8.22	(1.70)	4,791	0.83		0.83		0.65		0.65		2.63		107

$7.69	17.91%	$1,101,428	0.89	%*	0.89	%*	0.74	%*	0.74	%*	1.33	%*	152%

6.78	(20.00)	791,407	2.10		2.10		0.74		0.74		2.51		187

8.95	19.47	1,269,640	2.09		2.09		0.74		0.74		1.80		200

7.75	(4.48)	1,629,304	1.26		1.26		0.74		0.74		1.74		151

8.21	3.19	908,338	1.01		1.01		0.74		0.74		2.17		186

8.05	4.35	838,998	0.94		0.94		0.74		0.74		1.64		100

7.50	17.84	30,943	0.99	*	0.99	*	0.84	*	0.84	*	1.27	*	152

6.62	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20		187

8.76	19.38	33,733	2.19		2.19		0.84		0.84		1.80		200

7.61	(4.53)	45,816	1.36		1.36		0.84		0.84		1.67		151

8.06	3.00	71,534	1.11		1.11		0.84		0.84		2.02		186

7.91	4.35	80,346	1.04		1.04		0.84		0.84		1.45		100

7.54	17.99	548	1.04	*	1.09	*	0.89	*	0.94	*	2.53	*	152

6.64	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66		187

8.78	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14	*	200

6.83	17.74	120,343	1.29	*	1.29	*	1.14	*	1.14	*	0.94	*	152

6.05	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03		187

8.05	18.96	180,147	2.49		2.49		1.14		1.14		1.46		200

7.02	(4.82)	215,106	1.66		1.66		1.14		1.14		1.37		151

7.45	2.83	214,004	1.41		1.41		1.14		1.14		1.74		186

7.31	3.93	249,860	1.34		1.34		1.14		1.14		1.11		100

5.70	17.18	23,032	2.04	*	2.04	*	1.89	*	1.89	*	0.03	*	152

5.10	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28		187

6.87	18.04	37,944	3.24		3.24		1.89		1.89		0.71		200

6.11	(5.50)	45,730	2.41		2.41		1.89		1.89		0.61		151

6.52	2.02	86,337	2.16		2.16		1.89		1.89		1.07		186

6.41	3.01	148,934	2.09		2.09		1.89		1.89		0.32		100

$8.31	14.62%	$1,129,439	0.69	%*	0.89	%*	0.62	%*	0.82	%*	1.17	%*	191%

7.27	(7.01)	942,594	0.79		0.96		0.62		0.79		2.44		346

7.98	1.63	999,518	1.02		1.24		0.61		0.83		3.11		373

8.74	6.04	1,144,502	1.11		1.40		0.58		0.87		2.65		242

8.72	7.41	1,044,779	0.74		0.97		0.60		0.83		2.86		184

8.22	(3.67)	953,864	0.82	(f)	1.11	(f)	0.66	(f)	0.95	(f)	2.18		290

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
I-2

04/01/2020 - 09/30/2020+	$7.27	$0.04	$1.01	$1.05	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)

03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.79	0.19	(0.52)	(0.33)	(0.24)	0.00	0.00	(0.24)
Class A

04/01/2020 - 09/30/2020+	7.18	0.04	0.99	1.03	(0.02)	0.00	0.00	(0.02)

03/31/2020	7.89	0.17	(0.74)	(0.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	0.00	(0.03)	(0.84)

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)

03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.73	0.16	(0.52)	(0.36)	(0.21)	0.00	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.21% to an annual rate of 0.44%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.30	14.47%	$24,141	0.79	%*	0.99	%*	0.72	%*	0.92	%*	1.07	%*	191%

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34		346

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10		373

8.75	5.98	12,085	1.21		1.50		0.68		0.97		2.54		242

8.73	7.47	7,044	0.84		1.07		0.70		0.93		2.63		184

8.22	(3.77)	990	0.92	(f)	1.21	(f)	0.76	(f)	1.05	(f)	2.25		290

8.19	14.30	7,556	1.14	*	1.34	*	1.07	*	1.27	*	0.93	*	191

7.18	(7.42)	4,074	1.24		1.41		1.07		1.24		2.08		346

7.89	1.06	6,974	1.47		1.69		1.06		1.28		2.80		373

8.67	5.62	9,029	1.56		1.85		1.03		1.32		2.20		242

8.66	7.02	9,259	1.19		1.42		1.05		1.28		2.44		184

8.16	(4.07)	9,403	1.27	(f)	1.56	(f)	1.11	(f)	1.40	(f)	1.91		290

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$1,260,299	$2,150,408
Investments in Affiliates	10,257	5,088
Financial Derivative Instruments
Exchange-traded or centrally cleared	855	1,243
Over the counter	2,030	4,459
Deposits with counterparty	2,376	2,208
Foreign currency, at value	1,709	3,270
Receivable for investments sold	8	26,059
Receivable for investments sold on a delayed-delivery basis	478	333
Receivable for TBA investments sold	307,027	403,072
Receivable for Fund shares sold	162	233
Interest and/or dividends receivable	1,617	3,937
Dividends receivable from Affiliates	0	1
Total Assets	1,586,818	2,600,311

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$346,174	$633,205
Payable for sale-buyback transactions	32,399	0
Payable for short sales	9,104	9,006
Financial Derivative Instruments
Exchange-traded or centrally cleared	805	1,021
Over the counter	1,958	17,133
Payable for investments purchased	1	24,534
Payable for investments in Affiliates purchased	0	1
Payable for TBA investments purchased	453,793	630,512
Deposits from counterparty	4,295	4,584
Payable for Fund shares redeemed	1,026	2,971
Overdraft due to custodian	0	51
Accrued investment advisory fees	162	618
Accrued supervisory and administrative fees	164	336
Accrued distribution fees	0	15
Accrued servicing fees	0	30
Total Liabilities	849,881	1,324,017

Net Assets	$736,937	$1,276,294

Net Assets Consist of:

Paid in capital	$381,822	$1,174,307
Distributable earnings (accumulated loss)	355,115	101,987

Net Assets	$736,937	$1,276,294

Cost of investments in securities	$1,123,914	$2,059,155
Cost of investments in Affiliates	$10,256	$5,088
Cost of foreign currency held	$2,104	$3,604
Proceeds received on short sales	$9,099	$9,005
Cost or premiums of financial derivative instruments, net	$(1,327)	$(6,450)

* Includes repurchase agreements of:	$10,647	$9,455

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$707,235	$1,101,428
I-2	29,702	30,943
I-3	N/A	548
Class A	N/A	120,343
Class C	N/A	23,032

Shares Issued and Outstanding:

Institutional Class	65,849	143,254
I-2	2,766	4,124
I-3	N/A	73
Class A	N/A	17,629
Class C	N/A	4,043

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.74	$7.69
I-2	10.74	7.50
I-3	N/A	7.54
Class A	N/A	6.83
Class C	N/A	5.70

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$1,625,761
Investments in Affiliates	121,507
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,341
Over the counter	7,711
Cash	1
Deposits with counterparty	3,546
Foreign currency, at value	5,122
Receivable for investments sold	12,422
Receivable for investments sold on a delayed-delivery basis	103
Receivable for TBA investments sold	596,702
Receivable for Fund shares sold	478
Interest and/or dividends receivable	2,289
Dividends receivable from Affiliates	63
Reimbursement receivable from PIMCO	190
Total Assets	2,378,236

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$166,257
Payable for sale-buyback transactions	5,488
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,128
Over the counter	13,578
Payable for investments purchased	15,937
Payable for investments in Affiliates purchased	64
Payable for TBA investments purchased	1,006,629
Deposits from counterparty	6,519
Payable for Fund shares redeemed	710
Accrued investment advisory fees	510
Accrued supervisory and administrative fees	279
Accrued servicing fees	1
Total Liabilities	1,217,100

Net Assets	$1,161,136

Net Assets Consist of:

Paid in capital	$1,130,844
Distributable earnings (accumulated loss)	30,292

Net Assets	$1,161,136

Cost of investments in securities	$1,548,037
Cost of investments in Affiliates	$140,318
Cost of foreign currency held	$5,409
Cost or premiums of financial derivative instruments, net	$5,806

* Includes repurchase agreements of:	$23,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$1,129,439
I-2	24,141
Class A	7,556

Shares Issued and Outstanding:

Institutional Class	135,952
I-2	2,907
Class A	922

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.31
I-2	8.30
Class A	8.19

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$7,815	$9,909
Dividends	0	5,635
Dividends from Investments in Affiliates	86	46
Total Income	7,901	15,590

Expenses:

Investment advisory fees	1,408	3,433
Supervisory and administrative fees	1,418	1,879
Distribution fees - Class C	N/A	94
Servicing fees - Class A	N/A	154
Servicing fees - Class C	N/A	32
Trustee fees	3	3
Interest expense	657	1,033
Total Expenses	3,486	6,628

Net Investment Income (Loss)	4,415	8,962

Net Realized Gain (Loss):

Investments in securities	290,189	66,435
Investments in Affiliates	280	124
Exchange-traded or centrally cleared financial derivative instruments	(5,371)	(2,263)
Over the counter financial derivative instruments	(3,895)	69,077
Short sales	(341)	(216)
Foreign currency	(189)	421

Net Realized Gain (Loss)	280,673	133,578

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(92,561)	70,803
Investments in Affiliates	(47)	0
Exchange-traded or centrally cleared financial derivative instruments	30	(3,901)
Over the counter financial derivative instruments	1,172	68,256
Short sales	(16)	1
Foreign currency assets and liabilities	(405)	(31)

Net Change in Unrealized Appreciation (Depreciation)	(91,827)	135,128

Net Increase (Decrease) in Net Assets Resulting from Operations	$193,261	$277,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest, net of foreign taxes*	$8,118
Dividends	1,453
Dividends from Investments in Affiliates	675
Total Income	10,246

Expenses:

Investment advisory fees	2,930
Supervisory and administrative fees	1,599
Servicing fees - Class A	7
Trustee fees	2
Interest expense	401
Miscellaneous expense	1
Total Expenses	4,940
Waiver and/or Reimbursement by PIMCO	(1,112)
Net Expenses	3,828

Net Investment Income (Loss)	6,418

Net Realized Gain (Loss):

Investments in securities	19,912
Investments in Affiliates	43
Exchange-traded or centrally cleared financial derivative instruments	(10,929)
Over the counter financial derivative instruments	55,223
Short sales	(285)
Foreign currency	625

Net Realized Gain (Loss)	64,589

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	70,206
Investments in Affiliates	7,502
Exchange-traded or centrally cleared financial derivative instruments	3,171
Over the counter financial derivative instruments	(6,299)
Short sales	(130)
Foreign currency assets and liabilities	(298)

Net Change in Unrealized Appreciation (Depreciation)	74,152

Net Increase (Decrease) in Net Assets Resulting from Operations	$145,159

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,415	$43,712	$8,962	$30,295
Net realized gain (loss)	280,673	73,834	133,578	12,965
Net change in unrealized appreciation (depreciation)	(91,827)	158,537	135,128	(225,434)

Net Increase (Decrease) in Net Assets Resulting from Operations	193,261	276,083	277,668	(182,174)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,752)	(81,561)	(47,493)	(55,179)
I-2	(39)	(634)	(1,185)	(2,387)
I-3	N/A	N/A	(12)	(163)
Class A	N/A	N/A	(5,123)	(9,984)
Class C	N/A	N/A	(1,189)	(2,288)

Total Distributions(a)	(3,791)	(82,195)	(55,002)	(70,001)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,013,986)	(202,127)	90,437	(306,164)

Total Increase (Decrease) in Net Assets	(824,516)	(8,239)	313,103	(558,339)

Net Assets:

Beginning of period	1,561,453	1,569,692	963,191	1,521,530
End of period	$736,937	$1,561,453	$1,276,294	$963,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,418	$26,486
Net realized gain (loss)	64,589	(78,902)
Net change in unrealized appreciation (depreciation)	74,152	(25,028)

Net Increase (Decrease) in Net Assets Resulting from Operations	145,159	(77,444)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,935)	(22,066)
I-2	(56)	(330)
Class A	(9)	(105)

Total Distributions(a)	(3,000)	(22,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	59,366	37,318

Total Increase (Decrease) in Net Assets	201,525	(62,627)

Net Assets:

Beginning of period	959,611	1,022,238
End of period	$1,161,136	$959,611

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Statements of Cash Flows

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$193,261	$277,668

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,694,776)	(4,054,322)
Proceeds from sales of long-term securities	3,867,046	3,398,343
(Purchases) Proceeds from sales of short-term portfolio investments, net	33,487	(15,859)
(Increase) decrease in deposits with counterparty	3,730	2,836
(Increase) decrease in receivable for investments sold	(23,401)	(291,403)
(Increase) decrease in interest and/or dividends receivable	1,368	(264)
(Increase) decrease in dividends receivable from Affiliates	13	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(5,396)	(3,986)
Proceeds from (Payments on) over the counter financial derivative instruments	(5,074)	68,879
Increase (decrease) in payable for investments purchased	(85,519)	342,589
Increase (decrease) in deposits from counterparty	(8,248)	(19,547)
Increase (decrease) in accrued investment advisory fees	(174)	265
Increase (decrease) in accrued supervisory and administrative fees	(174)	134
Increase (decrease) in accrued distribution fees	0	(2)
Increase (decrease) in accrued servicing fees	0	(2)
Proceeds from (Payments on) short sales transactions, net	6,544	8,791
Proceeds from (Payments on) foreign currency transactions	(594)	390
Net Realized (Gain) Loss
Investments in securities	(290,189)	(66,435)
Investments in Affiliates	(280)	(124)
Exchange-traded or centrally cleared financial derivative instruments	5,371	2,263
Over the counter financial derivative instruments	3,895	(69,077)
Short sales	341	216
Foreign currency	189	(421)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	92,561	(70,803)
Investments in Affiliates	47	0
Exchange-traded or centrally cleared financial derivative instruments	(30)	3,901
Over the counter financial derivative instruments	(1,172)	(68,256)
Short sales	16	(1)
Foreign currency assets and liabilities	405	31
Net amortization (accretion) on investments	2,408	1,918

Net Cash Provided by (Used for) Operating Activities	1,095,655	(552,277)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	684,433	1,643,083
Payments on shares redeemed	(1,703,921)	(1,162,341)
Increase (decrease) in overdraft due to custodian	0	51
Cash distributions paid*	(3)	(405)
Proceeds from reverse repurchase agreements	4,589,363	6,919,338
Payments on reverse repurchase agreements	(4,692,579)	(6,845,674)
Proceeds from sale-buyback transactions	324,842	154,878
Payments on sale-buyback transactions	(302,301)	(154,878)

Net Cash Received from (Used for) Financing Activities	(1,100,166)	554,052

Net Increase (Decrease) in Cash and Foreign Currency	(4,511)	1,775

Cash and Foreign Currency:

Beginning of period	6,220	1,495
End of period	$1,709	$3,270

* Reinvestment of distributions	$3,790	$54,597

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,038	$1,736

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Real Return Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.0%

CORPORATE BONDS & NOTES 6.9%

BANKING & FINANCE 6.1%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(c)(d)	EUR	1,800	$2,084

Deutsche Bank AG
4.250% due 10/14/2021		$1,000	1,029

Emerald Bay S.A.
0.000% due 10/08/2020 (a)	EUR	492	574

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$1,600	1,587

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	97,885	15,515
2.500% due 10/01/2047		10	2

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		$200	201

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		300	301
4.519% due 06/25/2024 •		200	216

Nissan Motor Acceptance Corp.
3.650% due 09/21/2021		100	102

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	40,704	6,457

Nykredit Realkredit A/S
1.000% due 10/01/2050		97,030	15,372
2.500% due 10/01/2047		29	5

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$200	201

Realkredit Danmark A/S
2.500% due 04/01/2047	DKK	23	4

UniCredit SpA
7.830% due 12/04/2023		$1,300	1,524

			45,174

INDUSTRIALS 0.5%

AbbVie, Inc.
5.000% due 12/15/2021		1,000	1,043

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		600	606

Charter Communications Operating LLC
4.464% due 07/23/2022		100	106

CVS Health Corp.
3.350% due 03/09/2021		54	55

Enterprise Products Operating LLC
3.350% due 03/15/2023		200	212

JT International Financial Services BV
3.500% due 09/28/2023		200	217

Mylan NV
3.750% due 12/15/2020		70	70

NXP BV
3.875% due 09/01/2022		200	211

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		200	205

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		300	304

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		90	90

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		200	205

			3,324

UTILITIES 0.3%

Duke Energy Corp.
2.400% due 08/15/2022		100	103

Eversource Energy
2.500% due 03/15/2021		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		$100	$104

NextEra Energy Capital Holdings, Inc.
2.800% due 01/15/2023		100	105

Petrobras Global Finance BV
5.093% due 01/15/2030		1,106	1,164
6.250% due 12/14/2026	GBP	100	143

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		$100	100

Virginia Electric & Power Co.
2.950% due 01/15/2022		100	102

			1,922

Total Corporate Bonds & Notes (Cost $48,227)			50,420

U.S. GOVERNMENT AGENCIES 21.4%

Fannie Mae
0.548% due 03/25/2049 •		5,690	5,721

Freddie Mac
0.288% due 09/25/2031 •		24	23
0.328% due 10/25/2029 •		124	124
11.853% due 05/15/2035 •		32	45

Ginnie Mae
0.599% due 08/20/2068 •		2,449	2,426

Uniform Mortgage-Backed Security
4.000% due 02/01/2049 - 05/01/2049		1,858	1,981

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050		13,700	14,104
2.500% due 11/01/2050		40,000	41,870
4.000% due 11/01/2050		85,359	91,128

Total U.S. Government Agencies (Cost $157,355)			157,422

U.S. TREASURY OBLIGATIONS 114.1%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022 (h)(j)		3,366	3,426
0.125% due 07/15/2026 (h)(j)		3,134	3,399
0.250% due 07/15/2029 (j)		791	885
0.250% due 02/15/2050 (j)		3,063	3,613
0.375% due 01/15/2027 (h)		5,148	5,666
0.375% due 07/15/2027		16,320	18,147
0.500% due 01/15/2028		5,251	5,895
0.625% due 02/15/2043 (f)		71,257	87,762
0.750% due 07/15/2028 (h)(j)		1,589	1,831
0.750% due 02/15/2042 (f)		117,089	147,245
0.750% due 02/15/2045 (f)		70,518	89,732
0.875% due 01/15/2029		3,929	4,578
0.875% due 02/15/2047		15,980	21,243
1.000% due 02/15/2046		44,389	59,849
1.000% due 02/15/2048		29,455	40,596
1.000% due 02/15/2049 (f)		6,681	9,315
1.375% due 02/15/2044 (f)		85,467	121,483
2.125% due 02/15/2040		43,844	67,162
2.125% due 02/15/2041 (f)		96,028	149,128

Total U.S. Treasury Obligations (Cost $709,030)			840,955

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

Adjustable Rate Mortgage Trust
3.076% due 01/25/2036 ^~		65	62

Alliance Bancorp Trust
0.388% due 07/25/2037 •		198	173

Banc of America Funding Trust
0.438% due 07/25/2037 •		1,160	1,091
3.785% due 01/20/2047 ~		2,779	2,644
3.996% due 03/20/2036 ~		144	136

Banc of America Mortgage Trust
3.885% due 11/25/2035 ^~		11	11

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •		3,028	2,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
0.368% due 05/25/2047 ^•		$293	$281

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~		10	10
3.383% due 07/25/2036 ^~		22	21

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~		209	165
3.333% due 09/25/2047 ^~		2,287	1,558

CIM Trust
1.148% due 02/25/2049 •		224	224

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •		16	16
3.228% due 09/25/2059 þ		1,892	1,911
3.921% due 03/25/2037 ^~		248	240

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •		13	13
3.248% due 12/25/2035 ^~		208	144

Countrywide Alternative Loan Trust
2.019% due 12/25/2035 •		163	149
3.839% due 02/25/2037 ^~		109	105

Countrywide Home Loan Mortgage Pass-Through Trust
2.207% due 02/20/2036 ^•		69	67
2.934% due 10/20/2035 ~		7,152	7,069
6.000% due 03/25/2037 ^		1,267	1,032

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058		1,725	1,739

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		783	660

Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045 •		78	74

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		32	22

GMAC Mortgage Corp. Loan Trust
3.601% due 11/19/2035 ~		102	94

Great Hall Mortgages PLC
0.182% due 03/18/2039 •	GBP	66	84
0.202% due 06/18/2038 •		68	86

Hawksmoor Mortgages
1.112% due 05/25/2053 •		5,670	7,319

IndyMac Mortgage Loan Trust
3.699% due 12/25/2036 ^~		$830	757

JPMorgan Alternative Loan Trust
0.378% due 12/25/2036 •		2,568	2,416

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •		800	776

Lehman XS Trust
1.298% due 12/25/2037 •		1,261	1,179

Merrill Lynch Mortgage Investors Trust
0.808% due 09/25/2029 •		118	116

MortgageIT Securities Corp. Mortgage Loan Trust
0.648% due 09/25/2037 •		604	543

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		340	368

Residential Accredit Loans, Inc. Trust
0.328% due 06/25/2046 •		168	59
2.029% due 10/25/2037 ~		289	263

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		233	172
5.750% due 02/25/2036		1,155	1,121
5.750% due 03/25/2037 ^		117	67
6.250% due 10/25/2036 ^		189	191
6.500% due 06/25/2037		3,344	1,405

Structured Adjustable Rate Mortgage Loan Trust
3.256% due 07/25/2035 ^~		74	67

Structured Asset Mortgage Investments Trust
0.358% due 04/25/2036 •		7	6

Thornburg Mortgage Securities Trust
0.888% due 09/25/2034 •		99	97

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	4,804	6,215

Wachovia Mortgage Loan Trust LLC
3.793% due 10/20/2035 ~		$56	43

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		$67	$68
2.790% due 09/25/2033 ~		39	39
3.123% due 11/25/2036 ~		1,182	1,090
3.290% due 08/25/2036 ^~		49	45

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		4,070	3,821
6.500% due 08/25/2035		14	13

Wells Fargo Mortgage-Backed Securities Trust
3.633% due 11/25/2037 ^~		97	89
4.019% due 04/25/2036 ~		2,103	2,026

Total Non-Agency Mortgage-Backed Securities (Cost $53,793)			53,247

ASSET-BACKED SECURITIES 12.0%

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		29	16

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	800	945

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.229% due 06/25/2033 •		$995	1,010

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		54	50

California Street CLO Ltd.
1.305% due 10/15/2025 •		2,541	2,537

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		2,800	2,799

Citigroup Mortgage Loan Trust
0.378% due 12/25/2036 •		88	76

Citigroup Mortgage Loan Trust, Inc.
0.478% due 10/25/2036 •		300	284

Countrywide Asset-Backed Certificates
0.288% due 05/25/2035 •		28	27
0.288% due 07/25/2037 •		21	19
0.338% due 11/25/2037 •		1,541	1,447
0.398% due 02/25/2036 •		2,350	2,181
0.398% due 03/25/2037 •		200	185

Countrywide Asset-Backed Certificates Trust
0.678% due 02/25/2036 •		1,721	1,712
0.888% due 08/25/2047 •		233	227

Credit-Based Asset Servicing & Securitization LLC
0.368% due 07/25/2037 •		646	514

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		21	13

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		592	586

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		1,062	1,055

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	3,500	4,093

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$190	189

First Franklin Mortgage Loan Trust
0.618% due 11/25/2036 •		500	460

Fremont Home Loan Trust
0.283% due 10/25/2036 •		62	56
0.288% due 01/25/2037 •		3,691	2,402

Greystone Commercial Real Estate Notes Ltd.
1.332% due 09/15/2037 •		7,800	7,625

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		294	228

GSAMP Trust
1.123% due 03/25/2035 ^•		317	293

Home Equity Asset Trust
0.598% due 02/25/2036 •		2,500	2,390
0.943% due 07/25/2034 •		118	117
1.003% due 08/25/2034 •		19	19

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •		108	93

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		112	45

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		$220	$219

JPMorgan Mortgage Acquisition Corp.
0.488% due 02/25/2036 ^•		1,900	1,877

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		78	76

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		597	614

Lehman XS Trust
4.821% due 06/25/2036 þ		77	79

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		2,300	2,277

Long Beach Mortgage Loan Trust
0.268% due 08/25/2036 •		108	57

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		373	370

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	825

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		700	817

Marlette Funding Trust
2.690% due 09/17/2029		$227	229

MASTR Specialized Loan Trust
1.975% due 07/25/2035 •		1,417	1,397

Monarch Grove CLO
1.125% due 01/25/2028 •		337	334

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 10/25/2036 •		119	110

Morgan Stanley Mortgage Loan Trust
1.560% due 11/25/2036 ^•		719	330

Ocean Trails CLO
1.425% due 07/15/2028 •		4,949	4,941

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		279	277

Option One Mortgage Loan Trust
0.928% due 02/25/2035 •		603	594

Oscar U.S. Funding LLC
2.490% due 08/10/2022		582	586

Ozlme BV
0.820% due 01/18/2030 •	EUR	6,750	7,892

Palmer Square Loan Funding Ltd.
1.164% due 10/24/2027 •		$3,061	3,054
1.242% due 04/20/2027 •		368	367

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		443	223

Saxon Asset Securities Trust
0.438% due 09/25/2036 •		3,000	2,798
0.458% due 09/25/2037 •		104	101

Securitized Asset-Backed Receivables LLC Trust
0.308% due 07/25/2036 •		3,101	1,562

Shackleton CLO Ltd.
1.402% due 10/20/2028 •		7,538	7,510

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		8,000	7,971

Soundview Home Loan Trust
0.208% due 11/25/2036 •		308	130
0.328% due 07/25/2037 •		226	215
0.348% due 06/25/2037 •		447	373
0.428% due 05/25/2036 •		200	196

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		227	226

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •		3,900	3,854

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •		191	191

Symphony CLO Ltd.
1.218% due 07/14/2026 •		900	895

Telos CLO Ltd.
1.223% due 04/17/2028 •		282	280

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •		269	268

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		179	179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/25/2059 ~		$71	$72

Venture CLO Ltd.
1.056% due 02/28/2026 •		366	364

Wachovia Mortgage Loan Trust
0.808% due 10/25/2035 •		16	17

WhiteHorse Ltd.
1.203% due 04/17/2027 •		105	104

Total Asset-Backed Securities (Cost $88,478)			88,544

SOVEREIGN ISSUES 8.0%

Argentina Government International Bond
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	100	1
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		2,116	14

Australia Government International Bond
1.250% due 02/21/2022 (b)	AUD	650	478
3.000% due 09/20/2025 (b)		1,538	1,310

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2020 (a)	BRL	439	78

Canada Government Real Return Bond
4.250% due 12/01/2026 (b)	CAD	781	774

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (b)	EUR	28,722	35,184

Japan Government International Bond
0.100% due 03/10/2028	JPY	911,073	8,630
0.100% due 03/10/2029		1,029,023	9,757

Mexico Government International Bond
4.500% due 11/22/2035 (b)	MXN	7,833	435

New Zealand Government International Bond
2.000% due 09/20/2025 (b)	NZD	443	332
2.500% due 09/20/2035 (b)		1,406	1,348

Peru Government International Bond
5.940% due 02/12/2029	PEN	700	228

Qatar Government International Bond
3.875% due 04/23/2023		$300	322

Total Sovereign Issues (Cost $56,224)			58,891

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(c)		160,000	173

Total Preferred Securities (Cost $160)			173

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (e) 1.4%
			10,647

Total Short-Term Instruments (Cost $10,647)			10,647

Total Investments in Securities (Cost $1,123,914)			1,260,299

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short-Term Floating NAV Portfolio III	1,040,141	$10,257

Total Short-Term Instruments (Cost $10,256)		10,257

Total Investments in Affiliates (Cost $10,256)		10,257

Total Investments 172.4% (Cost $1,134,170)		$1,270,556

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(1,327))		122

Other Assets and Liabilities, net (72.4)%		(533,741)

Net Assets 100.0%		$736,937

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$1,524	U.S. Treasury Notes 2.125% due 08/15/2021	$(1,554)	$1,524	$1,524
JPS	0.040	09/30/2020	10/01/2020	7,659	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(7,643)	7,659	7,659
	0.090	09/30/2020	10/01/2020	1,464	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(1,461)	1,464	1,464

Total Repurchase Agreements						$(10,658)	$10,647	$10,647

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.170%	09/21/2020	10/05/2020	$(52,708)	$(52,710)
BSN	0.170	09/21/2020	10/05/2020	(89,246)	(89,250)
	0.180	09/11/2020	10/13/2020	(120,910)	(120,922)
GRE	0.170	09/16/2020	10/16/2020	(46,362)	(46,365)
SGY	0.150	09/21/2020	10/21/2020	(6,931)	(6,932)
	0.160	09/10/2020	10/15/2020	(29,992)	(29,995)

Total Reverse Repurchase Agreements					$(346,174)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	0.180%	08/28/2020	10/13/2020	$(5,393)	$(5,394)
	0.220	08/28/2020	10/08/2020	(20,439)	(20,443)
	0.220	08/28/2020	10/14/2020	(710)	(710)
NOM	0.130	09/22/2020	10/06/2020	(5,852)	(5,852)

Total Sale-Buyback Transactions					$(32,399)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (1.2)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2030	$8,184	$(9,099)	$(9,104)

Total Short Sales (1.2)%				$(9,099)	$(9,104)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(52,710)	$0	$0	$(52,710)	$52,177	$(533)
BSN	0	(210,172)	0	0	(210,172)	208,385	(1,787)
FICC	1,524	0	0	0	1,524	(1,554)	(30)
GRE	0	(46,365)	0	0	(46,365)	46,478	113
JPS	9,123	0	0	0	9,123	(9,104)	19
RYL	0	0	0	0	0	(597)	(597)
SGY	0	(36,927)	0	0	(36,927)	36,710	(217)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(9,104)	(9,104)	0	(9,104)
BPG	0	0	(26,547)	0	(26,547)	26,961	414
BPS	0	0	0	0	0	(710)	(710)
NOM	0	0	(5,852)	0	(5,852)	5,885	33

Total Borrowings and Other Financing Transactions	$10,647	$(346,174)	$(32,399)	$(9,104)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(346,174)	$0	$0	$(346,174)

Total	$0	$(346,174)	$0	$0	$(346,174)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(32,399)	0	0	(32,399)

Total	$0	$(32,399)	$0	$0	$(32,399)

Total Borrowings	$0	$(378,573)	$0	$0	$(378,573)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(378,573)

(f)	Securities with an aggregate market value of $380,356 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(438,385) at a weighted average interest rate of 0.290%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.
(4)	Payable for short sales includes $2 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 115.500 on Euro-Schatz December 2020 Futures(1)	11/2020	154	$1	$0	$0	$0
Call Options Strike @ EUR 116.500 on Euro-Schatz December 2020 Futures(1)	11/2020	300	2	0	0	0
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	1,046	6	(1)	0	0
Euro-Bobl December Futures	12/2020	31	4,913	6	2	(4)
Euro-Bund 10-Year Bond December Futures	12/2020	182	37,240	221	53	(75)
Gold 100 oz. December Futures	12/2020	19	3,601	35	0	(15)
Put Options Strike @ EUR 123.000 on Euro-Bobl December 2020 Futures(1)	11/2020	87	1	0	0	0
Put Options Strike @ EUR 152.000 on Euro-Bund December 2020 Futures(1)	11/2020	150	2	0	0	0
Put Options Strike @ EUR 157.000 on Euro-Bund December 2020 Futures(1)	11/2020	32	0	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2020	1,460	184,006	169	0	(148)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	112	17,911	87	0	(52)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	112	24,843	(173)	0	(224)

				$344	$55	$(518)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	7	$(588)	$(2)	$0	$0
Australia Government 10-Year Bond December Futures	12/2020	6	(642)	(6)	1	0
Euro-BTP Italy Government Bond December Futures	12/2020	127	(21,975)	(224)	76	(80)
Euro-Buxl 30-Year Bond December Futures	12/2020	52	(13,576)	(211)	70	(72)
Euro-Schatz December Futures	12/2020	1,500	(197,482)	(59)	26	(9)
Japan Government 10-Year Bond December Futures	12/2020	13	(18,750)	(46)	0	(6)
U.S. Treasury 2-Year Note December Futures	12/2020	524	(115,784)	(43)	4	0
U.S. Treasury 10-Year Note December Futures	12/2020	2,168	(302,504)	(564)	542	0
U.S. Treasury 30-Year Bond December Futures	12/2020	53	(9,343)	55	50	0

				$(1,100)	$769	$(167)

Total Futures Contracts				$(756)	$824	$(685)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	100	$2	$(2)	$0	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070	$	100	(5)	5	0	0	0

							$(3)	$3	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	13,156	$(723)	$63	$(660)	$0	$(17)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		6,900	(294)	(1)	(295)	10	(1)

						$(1,017)	$62	$(955)	$10	$(18)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	1,200	$4	$(178)	$(174)	$1	$0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	(13)	(14)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,000	(1)	(13)	(14)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		274,770	(15)	(88)	(103)	0	(1)
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	17,000	0	26	26	0	(17)
Receive	CPTFEMU	0.330	Maturity	07/15/2022		4,200	(1)	11	10	0	(2)
Pay	CPURNSA	1.338	Maturity	06/29/2021	$	5,400	0	(46)	(46)	0	(2)
Pay	CPURNSA	1.335	Maturity	07/01/2021		2,200	0	(20)	(20)	0	(1)
Pay	CPURNSA	1.345	Maturity	07/02/2021		20,100	0	(182)	(182)	0	(7)
Pay	CPURNSA	1.370	Maturity	07/06/2021		21,200	0	(191)	(191)	0	(5)
Pay	CPURNSA	1.400	Maturity	07/08/2021		16,200	(1)	(142)	(143)	0	(4)
Pay	CPURNSA	1.690	Maturity	08/07/2021		1,500	0	(10)	(10)	0	0
Pay	CPURNSA	1.825	Maturity	08/14/2021		200	0	(1)	(1)	0	0
Pay	CPURNSA	1.840	Maturity	08/14/2021		8,000	0	(32)	(32)	3	0
Receive	CPURNSA	2.560	Maturity	05/08/2023		1,700	(276)	57	(219)	0	(2)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	54	56	0	(1)
Pay	CPURNSA	1.883	Maturity	11/20/2029		9,400	9	66	75	0	(2)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	550	0	(17)	(17)	1	0
Receive	UKRPI	3.386	Maturity	11/15/2024	GBP	4,600	(91)	(25)	(116)	0	(3)
Pay	UKRPI	3.330	Maturity	01/15/2025		30,100	897	(418)	479	16	0
Pay	UKRPI	3.400	Maturity	01/15/2030		3,000	(1)	11	10	0	(9)
Pay	UKRPI	3.438	Maturity	01/15/2030		9,000	0	90	90	0	(26)

							$525	$(1,061)	$(536)	$21	$(82)

Total Swap Agreements							$(495)	$(996)	$(1,491)	$31	$(100)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$824	$31	$855	$0	$(685)	$(120)	$(805)

(h)

Securities with an aggregate market value of $5,312 and cash of $2,376 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	Unsettled variation margin liability of $(20) for closed swap agreements is outstanding at period end.

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$19,622	DKK	125,438	$132	$0
	12/2020	DKK	125,438		$19,644	0	(131)

BPS	10/2020	EUR	5,309		6,319	95	0
	10/2020	JPY	409,508		3,863	0	(20)
	10/2020		$5,024	GBP	3,896	4	0
	10/2020		6,522	JPY	688,611	7	0
	11/2020	JPY	688,611		$6,525	0	(7)
	11/2020	NZD	1,774		1,167	0	(7)

CBK	10/2020	DKK	57,355		8,685	0	(348)
	10/2020	PEN	747		211	3	0
	10/2020		$13,622	DKK	86,838	54	0
	10/2020		209	PEN	748	0	(2)
	12/2020	DKK	86,838		$13,637	0	(53)
	02/2021	PEN	747		209	1	0

FBF	12/2020		$169	IDR	2,527,846	0	0

GLM	10/2020	GBP	213		$276	2	0
	10/2020		$6	RUB	441	0	0
	12/2020	DKK	19,024		$2,993	0	(6)

HUS	10/2020	AUD	2,562		1,873	38	0
	10/2020	JPY	320,019		3,011	0	(23)
	10/2020		$14,186	GBP	11,027	43	0
	10/2020		9	RUB	627	0	(1)
	11/2020	GBP	11,027		$14,188	0	(43)
	12/2020		$580	DKK	3,685	1	0

JPM	10/2020	BRL	439		$80	2	0
	10/2020	DKK	26,565		4,032	0	(152)
	10/2020	MXN	5,835		256	0	(7)
	10/2020		$78	BRL	439	0	0

MYI	10/2020	DKK	116,647		$17,641	0	(729)
	10/2020	JPY	396,201		3,736	0	(20)
	10/2020	NZD	1,774		1,192	19	0
	10/2020		$3,248	JPY	342,309	0	(2)
	11/2020	JPY	342,309		$3,249	2	0

SCX	10/2020	EUR	41,115		49,204	999	0
	10/2020		$912	GBP	688	0	(24)
	11/2020	EUR	46,424		$54,475	9	0

SOG	10/2020	DKK	31,321		4,728	0	(204)
	11/2020		$17	RUB	1,254	0	(1)

SSB	10/2020	GBP	15,398		$20,457	589	0
	10/2020		$79	BRL	439	0	0
	10/2020		6,838	JPY	720,220	0	(9)
	11/2020	BRL	439		$79	0	0
	11/2020	JPY	720,220		6,841	9	0

TOR	10/2020	CAD	971		743	13	0
	10/2020	JPY	362,761		3,422	0	(18)
	10/2020		$2,752	JPY	291,040	8	0
	11/2020	JPY	202,340		$1,918	0	(1)

UAG	10/2020		553,691		5,210	0	(40)
	11/2020		$24	RUB	1,813	0	(1)

Total Forward Foreign Currency Contracts						$2,030	$(1,849)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2050	$66.000	11/05/2020	23,300	$1	$0

Total Purchased Options					$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900%	10/21/2020	3,200	$ (3)	$ (7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	3,300	(6)	(9)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,400	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,400	(3)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	700	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,000	(2)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,800	(6)	(12)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	700	(2)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,400	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,000	(2)	(2)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,400	(2)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,100	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	4,100	(10)	0

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	400	(3)	(3)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	5,600	(4)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,700	(5)	(11)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	4,400	(3)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,800	(3)	(4)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,400	(2)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,000	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	4,000	(10)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,400	(3)	(7)

						$ (90)	$ (104)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	$(409)	$(4)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	13,300	(246)	0

						$(687)	$(4)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.438	10/07/2020	2,000	$(8)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,700	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	2,700	(9)	(1)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	700	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	1,700	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,100	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	1,700	(4)	0

					$(56)	$(1)

Total Written Options					$(833)	$(109)

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$132	$0	$0	$132	$(131)	$(25)	$0	$(156)	$(24)	$0	$(24)
BPS	106	0	0	106	(34)	(31)	0	(65)	41	0	41
CBK	58	0	0	58	(403)	0	0	(403)	(345)	328	(17)
DUB	0	0	0	0	0	(4)	0	(4)	(4)	(50)	(54)
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	2	0	0	2	(6)	(4)	0	(10)	(8)	(300)	(308)
GST	0	0	0	0	0	(31)	0	(31)	(31)	213	182
HUS	82	0	0	82	(67)	0	0	(67)	15	0	15
JPM	2	0	0	2	(159)	(6)	0	(165)	(163)	296	133
MYC	0	0	0	0	0	(7)	0	(7)	(7)	(108)	(115)
MYI	21	0	0	21	(751)	0	0	(751)	(730)	709	(21)
SCX	1,008	0	0	1,008	(24)	0	0	(24)	984	(1,150)	(166)
SOG	0	0	0	0	(205)	0	0	(205)	(205)	270	65
SSB	598	0	0	598	(9)	0	0	(9)	589	(840)	(251)
TOR	21	0	0	21	(19)	0	0	(19)	2	0	2
UAG	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)

Total Over the Counter	$2,030	$0	$0	$2,030	$(1,849)	$(109)	$0	$(1,958)

(j)

Securities with an aggregate market value of $1,946 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$824	$824
Swap Agreements	0	10	0	0	21	31

	$0	$10	$0	$0	$845	$855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,030	$0	$2,030

	$0	$10	$0	$2,030	$845	$2,885

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$15	$0	$0	$0	$670	$685
Swap Agreements	0	38	0	0	82	120

	$15	$38	$0	$0	$752	$805

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,849	$0	$1,849
Written Options	0	104	0	0	5	109

	$0	$104	$0	$1,849	$5	$1,958

	$15	$142	$0	$1,849	$757	$2,763

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	928	0	0	0	(6,108)	(5,180)
Swap Agreements	0	1,015	0	0	(1,205)	(190)

	$928	$1,015	$0	$0	$(7,314)	$(5,371)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,436)	$0	$(5,436)
Purchased Options	0	0	0	0	2,320	2,320
Written Options	0	92	0	0	(549)	(457)
Swap Agreements	0	0	0	0	(322)	(322)

	$0	$92	$0	$(5,436)	$1,449	$(3,895)

	$928	$1,107	$0	$(5,436)	$(5,865)	$(9,266)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$36	$0	$0	$0	$1,256	$1,292
Swap Agreements	0	(1,887)	0	0	625	(1,262)

	$36	$(1,887)	$0	$0	$1,881	$30

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$278	$0	$278
Purchased Options	0	0	0	0	(2,274)	(2,274)
Written Options	0	1,273	0	0	1,540	2,813
Swap Agreements	0	0	0	0	355	355

	$0	$1,273	$0	$278	$(379)	$1,172

	$36	$(614)	$0	$278	$1,502	$1,202

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$45,174	$0	$45,174
Industrials	0	3,324	0	3,324
Utilities	0	1,922	0	1,922
U.S. Government Agencies	0	157,422	0	157,422
U.S. Treasury Obligations	0	840,955	0	840,955
Non-Agency Mortgage-Backed Securities	0	53,247	0	53,247
Asset-Backed Securities	0	88,544	0	88,544
Sovereign Issues	0	58,891	0	58,891
Preferred Securities
Banking & Finance	0	173	0	173
Short-Term Instruments
Repurchase Agreements	0	10,647	0	10,647

	$0	$1,260,299	$0	$1,260,299

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,257	$0	$0	$10,257

Total Investments	$10,257	$1,260,299	$0	$1,270,556

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(9,104)	$0	$(9,104)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	824	31	0	855
Over the counter	0	2,030	0	2,030

	$824	$2,061	$0	$2,885

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(685)	(100)	0	(785)
Over the counter	(3)	(1,955)	0	(1,958)

	$(688)	$(2,055)	$0	$(2,743)

Total Financial Derivative Instruments	$136	$6	$0	$142

Totals	$10,393	$1,251,201	$0	$1,261,594

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.5%

CORPORATE BONDS & NOTES 5.0%

BANKING & FINANCE 4.0%

American Tower Corp.
3.000% due 06/15/2023		$161	$171

Aviation Capital Group LLC
2.875% due 01/20/2022		161	160

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		643	611

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)	EUR	400	463

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,367	1,446

Crown Castle International Corp.
3.150% due 07/15/2023		2,734	2,908

Deutsche Bank AG
4.250% due 10/14/2021		4,986	5,128

Five Corners Funding Trust
4.419% due 11/15/2023		100	111

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,046	1,037

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,126	1,962

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	62,146	9,851
2.500% due 10/01/2047		4	1

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		$1,046	1,050

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		200	206
3.406% due 02/28/2022		800	826

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		1,528	1,535
4.519% due 06/25/2024 •		965	1,041
8.625% due 08/15/2021 •(e)(f)		1,062	1,091

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		161	162
2.600% due 09/28/2022		161	163
3.450% due 03/15/2023		80	82
3.650% due 09/21/2021		161	164

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	64,290	10,199
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		38,939	6,169
2.500% due 10/01/2047		4	1

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$80	80

Realkredit Danmark A/S
2.500% due 04/01/2047	DKK	15	2

UniCredit SpA
7.830% due 12/04/2023		$3,740	4,385

			51,005

INDUSTRIALS 0.8%

Bayer U.S. Finance LLC
3.000% due 10/08/2021		965	990

Charter Communications Operating LLC
4.464% due 07/23/2022		241	255

Conagra Brands, Inc.
3.800% due 10/22/2021		1,528	1,581

Cox Communications, Inc.
3.250% due 12/15/2022		402	424

Daimler Finance North America LLC
3.750% due 11/05/2021		965	998

Discovery Communications LLC
2.950% due 03/20/2023		43	45

Energy Transfer Operating LP
3.600% due 02/01/2023		80	82

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
3.350% due 03/15/2023		$161	$171

Huntsman International LLC
5.125% due 11/15/2022		322	347

Imperial Brands Finance PLC
3.500% due 02/11/2023		200	209
3.750% due 07/21/2022		200	209

JT International Financial Services BV
3.500% due 09/28/2023		200	216

Microchip Technology, Inc.
3.922% due 06/01/2021		1,367	1,397

Mitsubishi Corp.
2.625% due 07/14/2022		400	413

NXP BV
3.875% due 09/01/2022		200	211

Panasonic Corp.
2.536% due 07/19/2022		400	413

RELX Capital, Inc.
3.500% due 03/16/2023		80	85

Suntory Holdings Ltd.
2.550% due 06/28/2022		500	515

Toyota Tsusho Corp.
3.625% due 09/13/2023		800	862

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		186	159

VMware, Inc.
3.900% due 08/21/2027		161	180

Volkswagen Group of America Finance LLC
1.083% (US0003M + 0.860%) due 09/24/2021 ~		500	502

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	6,691	43

			10,307

UTILITIES 0.2%

Duke Energy Corp.
2.400% due 08/15/2022		$80	83

Petrobras Global Finance BV
5.093% due 01/15/2030		1,161	1,221

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		643	644
4.050% due 12/01/2023		241	264

			2,212

Total Corporate Bonds & Notes (Cost $60,879)			63,524

U.S. GOVERNMENT AGENCIES 18.1%

Fannie Mae
2.371% due 09/01/2044 - 10/01/2044 •		11	11

Freddie Mac
0.752% due 12/15/2037 •		69	71
2.404% due 09/01/2036 •		25	26
2.481% due 07/01/2036 •		44	46
2.909% due 10/01/2036 •		21	22

Ginnie Mae
0.599% due 08/20/2068 •		2,101	2,082

Ginnie Mae, TBA
2.500% due 12/01/2050		3,600	3,767

NCUA Guaranteed Notes
0.715% due 12/08/2020 •		416	416

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049		274	292

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050		21,000	21,619
2.500% due 11/01/2050		60,300	63,119
3.000% due 11/01/2050		29,100	30,492
3.500% due 10/01/2050 - 11/01/2050		22,930	24,182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/01/2050		$78,900	$84,232

Total U.S. Government Agencies (Cost $230,383)			230,377

U.S. TREASURY OBLIGATIONS 107.9%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (j)		4,242	4,309
0.125% due 04/15/2022 (h)(j)(l)		164,274	167,184
0.125% due 07/15/2022 (j)		32,182	33,017
0.125% due 01/15/2023 (h)(j)		108,778	112,099
0.125% due 07/15/2024 (h)		108,398	114,694
0.125% due 07/15/2026		71,526	77,580
0.125% due 01/15/2030 (l)		1,863	2,059
0.375% due 07/15/2023		19,248	20,192
0.375% due 07/15/2025 (h)		64,114	69,620
0.375% due 07/15/2027		17,159	19,081
0.500% due 04/15/2024 (h)(j)		97,678	103,725
0.500% due 01/15/2028 (l)		16,998	19,082
0.625% due 04/15/2023 (h)		285,951	299,118
0.625% due 01/15/2024 (h)		185,567	197,226
0.625% due 01/15/2026		75,752	83,525
0.625% due 02/15/2043 (l)		388	477
0.875% due 01/15/2029		19,778	23,045
1.375% due 02/15/2044 (l)		2,861	4,067
1.750% due 01/15/2028		633	771
2.000% due 01/15/2026 (l)		15,253	17,973
2.125% due 02/15/2040		2,151	3,296
2.125% due 02/15/2041 (l)		885	1,374
3.875% due 04/15/2029 (l)		2,848	4,095

Total U.S. Treasury Obligations (Cost $1,340,947)			1,377,609

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Alliance Bancorp Trust
0.388% due 07/25/2037 •		545	475

AREIT Trust
2.772% due 04/14/2037 •		2,171	2,202

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •		766	757

BCAP LLC Trust
3.404% due 04/26/2036 ~		470	408

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~		214	212
3.383% due 07/25/2036 ^~		82	78
4.074% due 01/25/2035 ~		42	43

Chase Mortgage Finance Trust
3.672% due 12/25/2035 ^~		21	20

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •		3	3
4.023% due 03/25/2034 ~		42	43

Countrywide Alternative Loan Trust
0.258% due 06/25/2046 •		36	43
5.500% due 11/25/2035 ^		73	71

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		118	122
6.000% due 04/25/2036		255	198

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •		41	38

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
0.848% due 10/25/2035 ^•		275	144

Credit Suisse Mortgage Capital Certificates
6.062% due 10/26/2036 ~		18	17

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		313	213

Great Hall Mortgages PLC
0.182% due 03/18/2039 •	GBP	66	84
0.202% due 06/18/2038 •		68	86

GS Mortgage Securities Trust
4.592% due 08/10/2043		$169	169

GSR Mortgage Loan Trust
3.783% due 01/25/2036 ^~		56	56
3.877% due 09/25/2035 ~		11	12

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
0.596% due 05/19/2035 •		$295	$275

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	3,929	5,071

HomeBanc Mortgage Trust
0.418% due 10/25/2035 •		$36	36

IndyMac Mortgage Loan Trust
0.428% due 07/25/2035 •		2,197	1,829

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		823	609
5.750% due 03/25/2037 ^		229	130

Structured Adjustable Rate Mortgage Loan Trust
3.744% due 03/25/2036 ^~		140	125

Structured Asset Mortgage Investments Trust
0.358% due 04/25/2036 •		7	6

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	3,802	4,918

WaMu Mortgage Pass-Through Certificates Trust
3.290% due 08/25/2036 ^~		$7	7

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		56	53

Wells Fargo Mortgage-Backed Securities Trust
2.971% due 10/25/2036 ~		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $18,802)			18,557

ASSET-BACKED SECURITIES 6.6%

ACE Securities Corp. Home Equity Loan Trust
1.948% due 06/25/2034 •		41	41

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	600	709

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(a)		$3,300	3,300

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		448	411

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,046	1,224

B&M CLO Ltd.
1.001% due 04/16/2026 •		$30	30

Babson Euro CLO BV
0.367% due 10/25/2029 •	EUR	261	304

Barings Euro CLO BV
0.680% due 07/27/2030 •		600	700

Bosphorus CLO DAC
0.820% due 12/15/2030 •		1,000	1,167

CIFC Funding Ltd.
1.105% due 10/25/2027 •		$1,318	1,308

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		1,208	1,214
1.648% due 10/25/2037 •		400	400

Citigroup Mortgage Loan Trust
0.378% due 12/25/2036 •		44	38

Citigroup Mortgage Loan Trust, Inc.
0.478% due 10/25/2036 •		1,046	989

Countrywide Asset-Backed Certificates
0.288% due 05/25/2035 •		114	109
0.288% due 07/25/2037 •		473	428
0.338% due 11/25/2037 •		1,869	1,755
0.348% due 09/25/2037 •		125	110
0.388% due 05/25/2036 •		3,469	2,780
0.398% due 03/25/2037 •		965	894
5.805% due 04/25/2036 ^~		549	531

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		197	195

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •		41	41

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	265	311

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$612	608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.618% due 11/25/2036 •		$2,332	$2,144
1.018% due 09/25/2035 •		5,630	5,570

Flagship CLO Ltd.
1.121% due 01/16/2026 •		591	591

Fremont Home Loan Trust
0.283% due 10/25/2036 •		631	571
0.883% due 07/25/2035 •		74	74

GSAMP Trust
0.883% due 09/25/2035 ^•		51	50
1.123% due 03/25/2035 ^•		637	588

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		418	417

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •		523	450

HSI Asset Securitization Corp. Trust
0.418% due 02/25/2036 •		402	390

ICG U.S. CLO Ltd.
0.000% due 10/22/2031 •(a)		3,200	3,200

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		4,272	1,721

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		440	438

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		4,067	3,369

Lehman XS Trust
4.821% due 06/25/2036 þ		1,232	1,267

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		1,769	1,751

Long Beach Mortgage Loan Trust
0.268% due 08/25/2036 •		369	195

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		1,129	1,120

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	500	590

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		600	700

Marlette Funding Trust
2.690% due 09/17/2029		$183	185

MASTR Asset-Backed Securities Trust
0.318% due 06/25/2036 •		1,273	1,213

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2037 •		6,443	2,781
0.868% due 05/25/2036 •		87	86

MidOcean Credit CLO
1.075% due 04/15/2027 •		270	269

Monarch Grove CLO
1.125% due 01/25/2028 •		1,354	1,341

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		221	220
1.086% due 10/13/2027 •		1,240	1,227

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •		1,149	1,146

NovaStar Mortgage Funding Trust
0.853% due 01/25/2036 •		1,610	1,591

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		501	497

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		3,526	1,778

Residential Asset Securities Corp. Trust
0.388% due 08/25/2036 •		1,475	1,253

Securitized Asset-Backed Receivables LLC Trust
0.398% due 05/25/2036 •		4,600	3,236

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		1,287	1,282

Soundview Home Loan Trust
0.348% due 06/25/2037 •		4,010	3,340

Structured Asset Securities Corp.
0.808% due 02/25/2035 •		77	76

Structured Asset Securities Corp. Mortgage Loan Trust
0.718% due 10/25/2036 •		1,742	1,705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
1.155% due 04/15/2028 •		$487	$484
1.218% due 07/14/2026 •		736	733

Telos CLO Ltd.
1.223% due 04/17/2028 •		657	653

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		174	173
1.155% due 01/15/2026 •		217	216

TICP CLO Ltd.
1.112% due 04/20/2028 •		1,389	1,386

Tralee CLO Ltd.
1.302% due 10/20/2027 •		765	764

Venture CLO Ltd.
1.056% due 02/28/2026 •		2,828	2,815
1.125% due 01/15/2028 •		5,105	5,072
1.155% due 04/15/2027 •		1,335	1,323
1.155% due 07/15/2027 •		794	790

Wells Fargo Home Equity Asset-Backed Securities Trust
2.548% due 12/25/2034 •		563	574

WhiteHorse Ltd.
1.203% due 04/17/2027 •		1,177	1,174

Total Asset-Backed Securities (Cost $81,720)			84,176

SOVEREIGN ISSUES 6.2%

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	8,000	5,882
3.000% due 09/20/2025 (d)		7,953	6,775

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	5,396	36

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	4,271	4,233

Denmark Government Bond
0.100% due 11/15/2023 (d)	DKK	15,225	2,521

France Government International Bond
2.100% due 07/25/2023 (d)	EUR	2,214	2,795

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (d)		22,384	27,420

Japan Government International Bond
0.100% due 03/10/2028	JPY	782,231	7,410
0.100% due 03/10/2029		673,624	6,387

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	5,576	310

New Zealand Government International Bond
3.000% due 09/20/2030 (d)	NZD	11,393	10,249

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,941	1,286

Qatar Government International Bond
3.875% due 04/23/2023		$1,448	1,557

Saudi Government International Bond
4.000% due 04/17/2025		2,469	2,748

Total Sovereign Issues (Cost $77,456)			79,609

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)		400,000	469

Bank of America Corp.
5.875% due 03/15/2028 •(e)		917,000	991

Total Preferred Securities (Cost $1,369)			1,460

REAL ESTATE INVESTMENT TRUSTS 21.5%

REAL ESTATE 21.5%

Agree Realty Corp.		40,081	2,551

American Homes 4 Rent ‘A’		339,294	9,663

American Tower Corp.		52,940	12,797

Americold Realty Trust		218,891	7,825

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)

AvalonBay Communities, Inc.	102,143	$15,254

Boston Properties, Inc.	68,094	5,468

Camden Property Trust	87,992	7,830

CoreSite Realty Corp.	28,022	3,331

Crown Castle International Corp.	50,333	8,380

CubeSmart	77,575	2,506

Digital Realty Trust, Inc.	5,347	785

Duke Realty Corp.	442,561	16,331

Equinix, Inc.	25,636	19,487

Equity LifeStyle Properties, Inc.	193,748	11,877

Essex Property Trust, Inc.	44,265	8,888

Federal Realty Investment Trust	18,025	1,324

First Industrial Realty Trust, Inc.	151,956	6,048

Gaming and Leisure Properties, Inc.	74,322	2,745

Healthcare Realty Trust, Inc.	65,901	1,985

Healthcare Trust of America, Inc. ‘A’	54,818	1,425

Healthpeak Properties, Inc.	403,487	10,955

Hudson Pacific Properties, Inc.	167,716	3,678

Invitation Homes, Inc.	531,409	14,874

JBG SMITH Properties	57,520	1,538

Kimco Realty Corp.	120,885	1,361

Life Storage, Inc.	27,694	2,915

MGM Growth Properties LLC	486,123	13,602

Mid-America Apartment Communities, Inc.	78,787	9,135

	SHARES	MARKET VALUE (000S)

QTS Realty Trust, Inc. ‘A’	53,058	$3,344

Realty Income Corp.	160,124	9,728

Regency Centers Corp.	67,892	2,581

Rexford Industrial Realty, Inc.	119,323	5,460

SBA Communications Corp.	47,943	15,269

Sun Communities, Inc.	170,253	23,939

Sunstone Hotel Investors, Inc.	200,716	1,594

UDR, Inc.	230,704	7,523

Total Real Estate Investment Trusts (Cost $226,499)		273,996

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (g) 0.7%
		9,455

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.9%
0.090% due 01/07/2021 (b)(c)(l)	$11,648	$11,645

Total Short-Term Instruments (Cost $21,100)		21,100

Total Investments in Securities (Cost $2,059,155)		2,150,408

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	515,997	$5,088

Total Short-Term Instruments (Cost $5,088)		5,088

Total Investments in Affiliates (Cost $5,088)		5,088

Total Investments 168.9% (Cost $2,064,243)		$2,155,496

Financial Derivative Instruments (i)(k) (1.0)% (Cost or Premiums, net $(6,450))		(12,452)

Other Assets and Liabilities, net (67.9)%		(866,750)

Net Assets 100.0%		$1,276,294

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$430	U.S. Treasury Notes 1.750% due 07/31/2021	$(439)	$430	$430
JPS	0.040	09/30/2020	10/01/2020	6,772	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(6,758)	6,772	6,772
	0.090	09/30/2020	10/01/2020	2,253	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(2,248)	2,253	2,253

Total Repurchase Agreements						$(9,445)	$9,455	$9,455

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	0.170%	09/10/2020	10/13/2020	$(38,020)	$(38,024)
BSN	0.170	08/10/2020	10/09/2020	(97,949)	(97,973)
	0.180	08/13/2020	10/13/2020	(56,594)	(56,607)
	0.180	08/28/2020	10/13/2020	(50,740)	(50,749)
GRE	0.170	09/15/2020	10/15/2020	(16,791)	(16,793)
IND	0.200	07/07/2020	10/07/2020	(236,933)	(237,046)
SGY	0.150	09/28/2020	10/28/2020	(121,923)	(121,924)
	0.150	09/29/2020	10/29/2020	(14,089)	(14,089)

Total Reverse Repurchase Agreements					$(633,205)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.7)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2030	$8,096	$(9,005)	$(9,006)

Total Short Sales (0.7)%				$(9,005)	$(9,006)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(38,024)	$0	$0	$(38,024)	$38,072	$48
BSN	0	(205,329)	0	0	(205,329)	205,209	(120)
DEU	0	0	0	0	0	(208)	(208)
FICC	430	0	0	0	430	(439)	(9)
GRE	0	(16,793)	0	0	(16,793)	18,286	1,493
IND	0	(237,046)	0	0	(237,046)	236,639	(407)
JPS	9,025	0	0	0	9,025	(9,009)	16
RYL	0	0	0	0	0	(1,515)	(1,515)
SGY	0	(136,013)	0	0	(136,013)	135,538	(475)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(9,006)	(9,006)	0	(9,006)

Total Borrowings and Other Financing Transactions	$9,455	$(633,205)	$0	$(9,006)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(633,205)	$0	$0	$(633,205)

Total Borrowings	$0	$(633,205)	$0	$0	$(633,205)

Payable for reverse repurchase agreements					$(633,205)

(h)	Securities with an aggregate market value of $642,923 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(645,203) at a weighted average interest rate of 0.302%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $2 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	790	$ 5	$(1)	$0	$0
Euro-Bobl December Futures	12/2020	180	28,526	39	13	(23)
Euro-Bund 10-Year Bond December Futures	12/2020	200	40,923	232	58	(82)
Gold 100 oz. December Futures	12/2020	33	6,255	60	0	(25)
U.S. Treasury 5-Year Note December Futures	12/2020	660	83,181	76	0	(67)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	213	34,063	70	0	(100)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	160	35,490	(551)	0	(320)

				$(75)	$71	$(617)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	118	$ (9,914)	$(27)	$3	$0
Australia Government 10-Year Bond December Futures	12/2020	40	(4,280)	(39)	5	0
Euro-BTP Italy Government Bond December Futures	12/2020	104	(17,995)	(175)	62	(66)
Euro-Buxl 30-Year Bond December Futures	12/2020	49	(12,793)	(199)	66	(68)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	8	(1,581)	(6)	4	(3)
Euro-Schatz December Futures	12/2020	1,959	(257,911)	(77)	35	(11)
Japan Government 10-Year Bond December Futures	12/2020	10	(14,423)	(35)	0	(5)
U.S. Treasury 2-Year Note December Futures	12/2020	678	(149,812)	(35)	5	0
U.S. Treasury 10-Year Note December Futures	12/2020	966	(134,787)	(320)	242	0
U.S. Treasury 30-Year Bond December Futures	12/2020	731	(128,862)	991	685	0

				$78	$1,107	$(153)

Total Futures Contracts				$3	$1,178	$(770)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR 630	$10	$(8)	$2	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570	$ 400	(11)	11	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070	700	(40)	39	(1)	0	0

						$(41)	$42	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	20,400	$(850)	$(22)	$(872)	$0	$(38)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	8,100	$25	$(1,200)	$(1,175)	$10	$0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	190,000	(3)	(42)	(45)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		613,200	(33)	(196)	(229)	0	(3)
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	14,000	0	22	22	0	(14)
Receive	CPTFEMU	0.330	Maturity	07/15/2022		3,500	0	8	8	0	(2)
Pay	CPTFEMU	1.243	Maturity	08/15/2039		930	0	36	36	0	0
Receive	CPURNSA	1.816	Maturity	05/13/2021	$	3,400	0	(19)	(19)	3	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		4,500	152	(90)	62	0	(1)
Pay	CPURNSA	1.825	Maturity	08/14/2021		17,400	0	(73)	(73)	7	0
Pay	CPURNSA	1.840	Maturity	08/14/2021		19,600	(1)	(78)	(79)	8	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	CPURNSA	1.603%	Maturity	09/12/2021	$		1,600	$48	$(34)	$14	$0	$(1)
Receive	CPURNSA	1.580	Maturity	09/20/2021			8,500	0	(51)	(51)	0	(9)
Receive	CPURNSA	2.069	Maturity	07/15/2022			3,500	0	(65)	(65)	0	(3)
Receive	CPURNSA	2.500	Maturity	07/15/2022			3,600	(535)	99	(436)	0	(3)
Receive	CPURNSA	2.210	Maturity	02/05/2023			18,420	0	(578)	(578)	0	(27)
Receive	CPURNSA	2.263	Maturity	04/27/2023			5,770	(2)	(219)	(221)	0	(6)
Receive	CPURNSA	2.560	Maturity	05/08/2023			33,100	(5,377)	1,109	(4,268)	0	(35)
Receive	CPURNSA	2.263	Maturity	05/09/2023			3,130	0	(119)	(119)	0	(3)
Receive	CPURNSA	2.281	Maturity	05/10/2023			4,860	0	(198)	(198)	0	(14)
Receive	CPURNSA	1.798	Maturity	08/25/2027			8,900	0	74	74	1	0
Receive	CPURNSA	1.890	Maturity	08/27/2027			4,400	0	4	4	1	0
Pay	CPURNSA	2.335	Maturity	02/05/2028			9,350	20	574	594	0	0
Pay	CPURNSA	2.353	Maturity	05/09/2028			3,130	0	215	215	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028			4,710	0	327	327	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028			4,860	0	340	340	0	(1)
Pay	CPURNSA	2.370	Maturity	06/06/2028			18,800	0	1,298	1,298	0	(3)
Pay	CPURNSA	2.379	Maturity	07/09/2028			3,400	(1)	243	242	0	(1)
Pay	CPURNSA	1.954	Maturity	06/03/2029			6,700	0	118	118	1	0
Pay	CPURNSA	1.998	Maturity	07/25/2029			6,900	5	162	167	0	(2)
Pay	CPURNSA	1.280	Maturity	05/19/2030			5,300	0	(321)	(321)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		EUR	3,700	0	(112)	(112)	3	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024			6,700	(3)	(284)	(287)	0	(8)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038			1,280	5	344	349	6	0
Pay	UKRPI	3.386	Maturity	11/15/2024		GBP	16,300	330	80	410	11	0
Pay	UKRPI	3.330	Maturity	01/15/2025			27,900	655	(212)	443	14	0
Pay	UKRPI	3.400	Maturity	01/15/2030			6,600	(3)	25	22	0	(19)
Pay	UKRPI	3.480	Maturity	01/15/2030			6,900	118	1	119	0	(20)
Pay	UKRPI	3.470	Maturity	09/15/2032			4,240	(27)	258	231	0	(24)
Pay	UKRPI	3.600	Maturity	06/15/2039			570	(2)	97	95	0	(11)

								$(4,629)	$1,543	$(3,086)	$65	$(213)

Total Swap Agreements								$(5,520)	$1,563	$(3,957)	$65	$(251)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,178	$65	$1,243	$0	$(770)	$(251)	$(1,021)

(j)

Securities with an aggregate market value of $10,556 and cash of $2,208 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$14,441	DKK	92,317	$97	$0
	12/2020	DKK	92,317		$14,457	0	(97)

BPS	10/2020	EUR	6,963		8,260	100	(4)
	10/2020	JPY	387,474		3,655	0	(19)
	10/2020		$7,073	EUR	6,038	6	0
	10/2020		7,550	GBP	5,855	5	0
	10/2020		4,994	JPY	527,242	5	0
	11/2020	JPY	527,242		$4,996	0	(5)
	11/2020	NZD	15,623		10,274	0	(61)

BRC	10/2020		$4,160	JPY	436,600	0	(20)

CBK	10/2020	DKK	55,244		$8,365	0	(335)
	10/2020	EUR	2,806		3,299	9	0
	10/2020	GBP	229		308	12	0
	10/2020	PEN	5,236		1,478	25	0
	10/2020		$4,916	CAD	6,577	23	0
	10/2020		11,913	DKK	75,930	45	0
	10/2020		1,466	PEN	5,236	0	(13)
	11/2020	CAD	6,577		$4,917	0	(23)
	12/2020	DKK	75,930		11,926	0	(44)
	02/2021	PEN	5,236		1,461	10	0

FBF	12/2020		$170	IDR	2,553,421	0	0

GLM	10/2020	GBP	284		$369	2	0
	10/2020		$2,074	NZD	3,142	5	0
	12/2020	DKK	14,001		$2,203	0	(4)
	12/2020		$114	MYR	481	1	0

HUS	10/2020	AUD	1,115		$815	16	0
	10/2020	CAD	2,138		1,622	17	0
	10/2020	EUR	29,025		34,584	554	0
	10/2020	GBP	326		422	1	0
	10/2020	JPY	302,800		2,849	0	(22)
	10/2020		$12,417	GBP	9,652	37	0
	10/2020		10	RUB	732	0	(1)
	11/2020	GBP	9,652		$12,419	0	(37)

JPM	10/2020	DKK	25,587		3,883	0	(146)
	10/2020	MXN	4,134		182	0	(5)

MYI	10/2020	AUD	4,424		3,183	15	0
	10/2020	CAD	1,628		1,234	12	0
	10/2020	DKK	112,352		16,991	0	(702)
	10/2020	JPY	374,883		3,535	0	(19)
	10/2020	NZD	18,765		12,614	200	0
	10/2020		$5,355	AUD	7,537	44	0
	10/2020		2,487	JPY	262,092	0	(2)
	11/2020	AUD	3,174		$2,243	0	(31)
	11/2020	JPY	262,092		2,488	2	0

SCX	10/2020		$2,900	GBP	2,278	39	0
	11/2020	EUR	32,756		$38,436	6	0
	02/2021	ILS	112		33	0	0

SOG	10/2020	DKK	30,168		4,554	0	(197)
	11/2020		$9	RUB	685	0	0

SSB	10/2020	GBP	16,946		$22,514	648	0
	10/2020		$6,404	DKK	40,690	4	0
	10/2020		5,236	JPY	551,443	0	(7)
	11/2020	JPY	551,443		$5,238	7	0

TOR	10/2020	AUD	512		371	4	0
	10/2020	CAD	2,811		2,149	38	0
	10/2020	JPY	343,243		3,238	0	(17)
	10/2020		$1,468	JPY	154,924	1	0
	11/2020	JPY	154,924		$1,468	0	(1)

UAG	10/2020	AUD	16,219		11,714	98	0
	10/2020	JPY	523,900		4,930	0	(38)
	10/2020		$7,574	AUD	10,752	127	0
	11/2020	AUD	10,752		$7,575	0	(127)
	11/2020		$13	RUB	990	0	(1)

Total Forward Foreign Currency Contracts						$2,215	$(1,978)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	$62.000	10/07/2020	78,400	$3	$0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	72.000	10/07/2020	14,700	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2050	76.000	10/07/2020	8,800	0	0

Total Purchased Options					$4	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900%	10/21/2020	4,000	$(4)	$(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	3,700	(6)	(11)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,300	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,900	(3)	(3)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,700	(8)	(15)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,200	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,600	(3)	(3)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,700	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,900	(5)	(12)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,900	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,900	(5)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	18,200	(37)	(33)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	700	(5)	(5)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	3,800	(3)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,900	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,000	(6)	(13)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	3,000	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,200	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	3,800	(7)	(8)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,800	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,800	(7)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,500	(3)	(7)

						$ (121)	$ (140)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	$(287)	$(3)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	10,100	(186)	0

						$(758)	$(3)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.953	10/07/2020	1,300	$(4)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,800	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	5,100	(16)	(1)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	600	(1)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,100	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,100	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,600	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	2,100	(4)	0

					$(55)	$(1)

Total Written Options					$(934)	$(144)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	8,801	0.051% (1-Month USD-LIBOR less a specified spread)	Monthly	10/07/2020	$	83,477	$0	$(3,965)	$0	$(3,965)

BRC	Receive	DWRTFT Index	10,045	0.432% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021		94,731	0	(3,995)	0	(3,995)

CBK	Receive	DWRTFT Index	12,316	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021		111,272	0	(27)	0	(27)
	Receive	DWRTFT Index	18,371	0.431% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021		164,100	0	1,721	1,721	0

GST	Receive	DWRTFT Index	3,983	(0.043)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/01/2020		37,137	0	(1,150)	0	(1,150)

JPM	Receive	DWRTFT Index	2,164	0.467% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2021		19,551	0	(7)	0	(7)

UAG	Receive	DWRTFT Index	5,428	0.326% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		49,040	0	(15)	0	(15)
	Receive	DWRTFT Index	3,163	0.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		28,577	0	(9)	0	(9)
	Receive	DWRTFT Index	21,702	0.405% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		196,071	0	(61)	0	(61)

									$0	$(7,508)	$1,721	$(9,229)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	Alexandria Real Estate Equities, Inc.	23,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021	$	3,680	$0	$25	$25	$0
	Receive	American Homes 4 Rent	123,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		3,503	0	7	7	0
	Receive	American Tower Corp.	41,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		9,911	0	48	48	0
	Receive	Americold Realty Trust	111,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		3,968	0	24	24	0
	Receive	Americold Realty Trust	100,000	0.007% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		3,575	0	21	21	0
	Receive	Apartment Investment & Management Co.	81,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		2,731	0	0	0	0
	Receive	CoreSite Realty Corp.	10,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		1,189	0	13	13	0
	Receive	Duke Realty Corp.	90,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		3,321	0	0	0	0
	Receive	Equity LifeStyle Properties, Inc.	156,000	0.007% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		9,563	0	53	53	0
	Receive	First Industrial Realty Trust, Inc.	41,000	(0.043)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		1,632	0	10	10	0
	Receive	Gaming and Leisure Properties, Inc.	54,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		1,994	0	0	0	0
	Receive	Invitation Homes, Inc.	288,000	0.007% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		8,061	0	0	0	0
	Receive	Mid-America Apartment Communities, Inc.	54,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		6,261	0	1	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Pay/Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	Regency Centers Corp.	63,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021	$	2,395	$0	$0	$0	$0
	Receive	Rexford Industrial Realty, Inc.	41,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		1,876	0	9	9	0
	Receive	SBA Communications Corp.	17,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		5,414	0	1	1	0
	Receive	Sun Communities, Inc.	14,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		1,969	0	11	11	0
	Receive	Equinix, Inc.	8,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/15/2021		6,081	0	22	22	0
	Receive	MGM Growth Properties LLC	100,000	0.107% (1-Month USD-LIBOR less a specified spread)	Monthly	03/15/2021		2,798	0	49	49	0
	Receive	Prologis, Inc.	71,000	(0.143)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/15/2021		7,144	0	42	42	0

MYI	Receive	Alexandria Real Estate Equities, Inc.	88,099	0.101% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		14,417	0	(229)	0	(229)
	Receive	Apartment Investment & Management Co.	184,138	0.101% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		6,734	0	(525)	0	(525)
	Receive	Host Hotels & Resorts, Inc.	437,309	0.101% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		5,257	0	(538)	0	(538)
	Receive	Prologis, Inc.	451,927	0.101% (1-Month USD-LIBOR less a specified spread)	Monthly	10/15/2020		46,427	0	(955)	0	(955)
	Receive	Kimco Realty Corp.	213,400	(0.350)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021		2,768	0	(365)	0	(365)
	Receive	Crown Castle International Corp.	10,000	0.157% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		1,665	0	0	0	0
	Receive	Digital Realty Trust, Inc.	129,276	0.251% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		19,040	0	(70)	0	(70)
	Receive	Extra Space Storage, Inc.	53,599	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		5,958	0	(224)	0	(224)
	Receive	Public Storage	109,916	0.151% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		24,293	0	187	187	0
	Receive	Simon Property Group, Inc.	97,414	0.251% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		6,923	0	(623)	0	(623)
	Receive	Welltower, Inc.	154,593	0.701% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2021		9,385	0	(871)	0	(871)
	Receive	Equinix, Inc.	313,889	0.301% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2021		17,681	0	(1,382)	0	(1,382)

									$0	$(5,259)	$523	$(5,782)

Total Swap Agreements									$0	$(12,767)	$2,244	$(15,011)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$97	$0	$0	$97	$(97)	$(24)	$0	$(121)	$(24)	$0	$(24)
BPS	116	0	336	452	(89)	(20)	(3,965)	(4,074)	(3,622)	7,216	3,594
BRC	0	0	0	0	(20)	0	(3,995)	(4,015)	(4,015)	4,406	391
CBK	124	0	1,721	1,845	(415)	0	(27)	(442)	1,403	3,871	5,274
DUB	0	0	0	0	0	(49)	0	(49)	(49)	(20)	(69)
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	8	0	0	8	(4)	(3)	0	(7)	1	(200)	(199)
GST	0	0	0	0	0	(40)	(1,150)	(1,190)	(1,190)	1,801	611
HUS	625	0	0	625	(60)	0	0	(60)	565	(780)	(215)
JPM	0	0	0	0	(151)	0	(7)	(158)	(158)	801	643
MYC	0	0	0	0	0	(7)	0	(7)	(7)	(343)	(350)
MYI	273	0	187	460	(754)	0	(5,782)	(6,536)	(6,076)	6,233	157
SCX	45	0	0	45	0	0	0	0	45	0	45
SOG	0	0	0	0	(197)	0	0	(197)	(197)	271	74
SSB	659	0	0	659	(7)	0	0	(7)	652	(930)	(278)
TOR	43	0	0	43	(18)	0	0	(18)	25	0	25
UAG	225	0	0	225	(166)	0	(85)	(251)	(26)	10,976	10,950

Total Over the Counter	$2,215	$0	$2,244	$4,459	$(1,978)	$(144)	$(15,011)	$(17,133)

(l)

Securities with an aggregate market value of $35,575 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,178	$1,178
Swap Agreements	0	0	0	0	65	65

	$0	$0	$0	$0	$1,243	$1,243

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,215	$0	$2,215
Swap Agreements	0	0	2,244	0	0	2,244

	$0	$0	$2,244	$2,215	$0	$4,459

	$0	$0	$2,244	$2,215	$1,243	$5,702

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$25	$0	$0	$0	$745	$770
Swap Agreements	0	38	0	0	213	251

	$25	$38	$0	$0	$958	$1,021

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,978	$0	$1,978
Written Options	0	140	0	0	4	144
Swap Agreements	0	0	15,011	0	0	15,011

	$0	$140	$15,011	$1,978	$4	$17,133

	$25	$178	$15,011	$1,978	$962	$18,154

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(397)	$(397)
Futures	650	0	0	0	(6,389)	(5,739)
Swap Agreements	0	2,865	0	0	1,008	3,873

	$650	$2,865	$0	$0	$(5,778)	$(2,263)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,874)	$0	$(7,874)
Purchased Options	0	0	0	0	1,911	1,911
Written Options	0	71	0	0	(1,046)	(975)
Swap Agreements	0	0	81,342	0	(5,327)	76,015

	$0	$71	$81,342	$(7,874)	$(4,462)	$69,077

	$650	$2,936	$81,342	$(7,874)	$(10,240)	$66,814

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$193	$193
Futures	61	0	0	0	2,689	2,750
Swap Agreements	0	(4,669)	0	0	(2,175)	(6,844)

	$61	$(4,669)	$0	$0	$707	$(3,901)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(898)	$0	$(898)
Purchased Options	0	0	0	0	(1,880)	(1,880)
Written Options	0	851	0	0	1,844	2,695
Swap Agreements	0	0	62,721	0	5,618	68,339

	$0	$851	$62,721	$(898)	$5,582	$68,256

	$61	$(3,818)	$62,721	$(898)	$6,289	$64,355

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$51,005	$0	$51,005
Industrials	0	10,307	0	10,307
Utilities	0	2,212	0	2,212
U.S. Government Agencies	0	230,377	0	230,377
U.S. Treasury Obligations	0	1,377,609	0	1,377,609
Non-Agency Mortgage-Backed Securities	0	18,557	0	18,557
Asset-Backed Securities	0	84,176	0	84,176
Sovereign Issues	0	79,609	0	79,609
Preferred Securities
Banking & Finance	0	1,460	0	1,460
Real Estate Investment Trusts
Real Estate	273,996	0	0	273,996
Short-Term Instruments
Repurchase Agreements	0	9,455	0	9,455
U.S. Treasury Bills	0	11,645	0	11,645

	$273,996	$1,876,412	$0	$2,150,408

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,088	$0	$0	$5,088

Total Investments	$279,084	$1,876,412	$0	$2,155,496

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(9,006)	$0	$(9,006)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,178	65	0	1,243
Over the counter	0	4,459	0	4,459

	$1,178	$4,524	$0	$5,702

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(770)	(251)	0	(1,021)
Over the counter	(5)	(17,128)	0	(17,133)

	$(775)	$(17,379)	$0	$(18,154)

Total Financial Derivative Instruments	$403	$(12,855)	$0	$(12,452)

Totals	$279,487	$1,854,551	$0	$2,134,038

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.0%

CORPORATE BONDS & NOTES 5.2%

BANKING & FINANCE 4.9%

Ally Financial, Inc.
4.250% due 04/15/2021		$100	$102

Ambac Assurance Corp.
5.100% due 06/07/2021		28	38

Ambac LSNI LLC
6.000% due 02/12/2023 •		103	103

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(h)	EUR	200	232

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,100	2,311

Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	8,512	391

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$600	635

Deutsche Bank AG
4.250% due 10/14/2021		4,400	4,525

ING Bank NV
2.625% due 12/05/2022		1,200	1,258

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	103,063	16,336
2.500% due 10/01/2047		2	0

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		$700	703

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		1,100	1,105
4.519% due 06/25/2024 •		700	755

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	11,350	1,800
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		54,555	8,643
2.500% due 10/01/2047		5	1

Realkredit Danmark A/S
2.500% due 04/01/2047		18	3

Toronto-Dominion Bank
2.250% due 03/15/2021		$1,800	1,816

UBS Group AG
2.048% due 04/14/2021 •		10,400	10,491

UniCredit SpA
7.830% due 12/04/2023		5,050	5,921

			57,169

INDUSTRIALS 0.2%

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~		600	602

eBay, Inc.
2.750% due 01/30/2023		700	734

ERAC USA Finance LLC
2.700% due 11/01/2023		100	105

Microchip Technology, Inc.
3.922% due 06/01/2021		100	102

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		100	106

VMware, Inc.
3.900% due 08/21/2027		200	224

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,380	47

			1,920

UTILITIES 0.1%

Petrobras Global Finance BV
7.250% due 03/17/2044		$424	485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	$800	$801

Tampa Electric Co.
2.600% due 09/15/2022	100	103

		1,389

Total Corporate Bonds & Notes (Cost $57,988)		60,478

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	145	155

Total Municipal Bonds & Notes (Cost $114)		155

U.S. GOVERNMENT AGENCIES 35.5%

Ginnie Mae
0.599% due 08/20/2068 •	1,633	1,618

Ginnie Mae, TBA
2.500% due 11/01/2050 - 12/01/2050	39,000	40,809

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	33,300	34,282
2.500% due 12/01/2050	109,000	113,910
3.000% due 11/01/2050	11,200	11,736
3.500% due 11/01/2050	66,870	70,592
4.000% due 11/01/2050	130,500	139,319

Total U.S. Government Agencies (Cost $411,892)		412,266

U.S. TREASURY OBLIGATIONS 58.5%

U.S. Treasury Bonds
3.000% due 05/15/2045 (n)	320	429

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (l)	29,279	29,407
0.125% due 04/15/2022 (j)(l)	83,322	84,798
0.125% due 01/15/2023 (l)(n)	7,597	7,829
0.125% due 04/15/2025 (n)	501	534
0.125% due 07/15/2026	30,553	33,139
0.125% due 07/15/2026 (n)	7,306	7,924
0.125% due 01/15/2030	3,625	4,007
0.125% due 07/15/2030	14,156	15,743
0.250% due 07/15/2029 (j)	75,338	84,300
0.375% due 07/15/2025 (l)	13,538	14,701
0.375% due 07/15/2025	9,941	10,795
0.375% due 01/15/2027	10,596	11,662
0.375% due 07/15/2027	6,968	7,749
0.500% due 04/15/2024	30,394	32,275
0.500% due 01/15/2028	6,827	7,663
0.625% due 07/15/2021 (l)(n)	3,103	3,150
0.625% due 01/15/2024 (l)	5,595	5,946
0.625% due 01/15/2026 (j)	33,678	37,134
0.625% due 01/15/2026	41,637	45,909
0.625% due 02/15/2043 (n)	1,668	2,054
0.750% due 07/15/2028 (j)	30,920	35,632
0.750% due 02/15/2042	642	807
0.750% due 02/15/2045	8,043	10,234
0.875% due 01/15/2029	19,047	22,192
0.875% due 02/15/2047 (n)	472	628
1.000% due 02/15/2046	22,807	30,750
1.000% due 02/15/2048	11,663	16,074
1.125% due 01/15/2021 (n)	1,457	1,466
1.375% due 02/15/2044	16,251	23,099
1.375% due 02/15/2044 (n)	367	521
2.000% due 01/15/2026	5,843	6,886
2.125% due 02/15/2040	2,241	3,433
2.125% due 02/15/2041	10,528	16,350
2.375% due 01/15/2025	42,768	49,655
2.500% due 01/15/2029	6,805	8,892
2.500% due 01/15/2029 (n)	3,921	5,124
3.375% due 04/15/2032 (n)	44	66

Total U.S. Treasury Obligations (Cost $619,136)		678,957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

Alliance Bancorp Trust
0.388% due 07/25/2037 •		$763	$665

Banc of America Alternative Loan Trust
0.798% due 12/25/2035 ^•		663	512
6.000% due 06/25/2046		488	475

Banc of America Mortgage Trust
3.146% due 08/25/2035 ^~		104	101
3.212% due 06/25/2035 ~		89	82
3.885% due 11/25/2035 ^~		88	86

BCAP LLC Trust
3.404% due 04/26/2036 ~		470	408

Bear Stearns Adjustable Rate Mortgage Trust
3.383% due 07/25/2036 ^~		168	161

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034		1,531	1,572

Countrywide Alternative Loan Trust
0.258% due 06/25/2046 •		55	66
0.351% due 12/20/2046 ^•		212	177
2.876% due 10/25/2035 ^~		24	21
5.500% due 11/25/2035 ^		51	50
5.500% due 01/25/2036		240	201
6.000% due 08/25/2036 ^•		108	91
6.000% due 04/25/2037 ^		350	281
6.000% due 04/25/2037		976	994
6.250% due 11/25/2036 ^		93	83

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •		280	253
2.982% due 04/20/2035 ~		7	7
6.000% due 03/25/2037 ^		737	600
6.000% due 05/25/2037 ^		432	314
6.000% due 07/25/2037 ^		1,379	1,060

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		3,293	3,325

Deutsche ALT-A Securities, Inc.
0.448% due 04/25/2037 •		598	404

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^þ		246	241

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		65	44

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	329	366

GSR Mortgage Loan Trust
3.681% due 09/25/2035 ~		$14	14
6.000% due 11/25/2035 ^		376	249

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	3,838	4,954

IndyMac Mortgage Loan Trust
0.328% due 07/25/2047 •		$510	396

JPMorgan Mortgage Trust
3.650% due 06/25/2035 ~		7	8

Lehman Mortgage Trust
5.154% due 01/25/2036 ^~		303	308

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•		418	24

Morgan Stanley Mortgage Loan Trust
2.749% due 06/25/2036 ~		136	140

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		3,807	4,125

New York Mortgage Trust
3.724% due 05/25/2036 ^~		110	100

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		476	352
0.548% due 01/25/2046 ^•		1,051	287
5.750% due 02/25/2036 ^		218	151
6.250% due 11/25/2036 ^		181	109
6.500% due 06/25/2037		11,578	4,865

Sequoia Mortgage Trust
0.356% due 07/20/2036 •		1,393	1,337

Structured Asset Mortgage Investments Trust
0.358% due 05/25/2036 •		357	329
0.368% due 05/25/2036 •		392	331
0.428% due 02/25/2036 ^•		535	499

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	3,126	$4,044

WaMu Mortgage Pass-Through Certificates Trust
2.772% due 09/25/2033 ~		$8	8
2.954% due 10/25/2035 ~		975	976
3.230% due 11/25/2036 ^~		370	363
3.660% due 02/25/2037 ^~		62	56

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		377	331

Total Non-Agency Mortgage-Backed Securities (Cost $37,242)			36,996

ASSET-BACKED SECURITIES 7.2%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.928% due 05/25/2034 •		2,034	2,028

Argent Securities Trust
0.308% due 05/25/2036 •		1,670	658

Asset-Backed Securities Corp. Home Equity Loan Trust
3.152% due 08/15/2033 •		70	70

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300	1,521

B&M CLO Ltd.
1.001% due 04/16/2026 •		$17	17

Babson Euro CLO BV
0.367% due 10/25/2029 •	EUR	261	304

Barings Euro CLO BV
0.680% due 07/27/2030 •		400	467

Bear Stearns Asset-Backed Securities Trust
0.778% due 02/25/2036 •		$3,905	3,891

CIFC Funding Ltd.
1.105% due 10/25/2027 •		1,007	999

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		355	356

Citigroup Mortgage Loan Trust
0.228% due 01/25/2037 •		305	252

Citigroup Mortgage Loan Trust, Inc.
0.478% due 10/25/2036 •		2,300	2,174

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 •		421	381
0.348% due 09/25/2037 •		111	98
0.378% due 05/25/2037 •		1,100	1,017
0.398% due 03/25/2037 •		2,200	2,039
0.948% due 10/25/2035 •		3,999	3,945
5.805% due 04/25/2036 ^~		76	74

Countrywide Asset-Backed Certificates Trust
1.108% due 10/25/2035 •		1,476	1,467

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		473	189

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •		62	62

Dorchester Park CLO DAC
1.172% due 04/20/2028 •		784	782

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	295	345

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$1,333	1,324

First Franklin Mortgage Loan Trust
0.618% due 11/25/2036 •		2,600	2,391

Fremont Home Loan Trust
0.283% due 10/25/2036 •		269	244
0.298% due 10/25/2036 •		5,058	2,752
0.388% due 10/25/2036 •		2,780	1,552

GSAMP Trust
0.308% due 05/25/2046 •		77	76

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		372	371

Home Equity Asset Trust
0.598% due 02/25/2036 •		4,900	4,685

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •		407	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		$893	$360

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		537	534

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		155	151

Lehman XS Trust
0.308% due 05/25/2036 •		1,034	1,067
4.821% due 06/25/2036 þ		919	945

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		1,600	1,584

Long Beach Mortgage Loan Trust
0.448% due 01/25/2036 •		1,736	1,541

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		905	898

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	500	583

Marlette Funding Trust
2.690% due 09/17/2029		$152	153

MASTR Asset-Backed Securities Trust
0.388% due 06/25/2036 •		268	157
0.718% due 01/25/2036 •		5,000	4,901

MidOcean Credit CLO
1.075% due 04/15/2027 •		541	538

Monarch Grove CLO
1.125% due 01/25/2028 •		1,137	1,126

Morgan Stanley ABS Capital, Inc. Trust
0.218% due 10/25/2036 •		296	181
0.258% due 10/25/2036 •		22	14
0.278% due 10/25/2036 •		1,205	1,120
0.448% due 06/25/2036 •		1,569	1,039

Morgan Stanley Mortgage Loan Trust
0.378% due 02/25/2037 •		196	82
5.726% due 10/25/2036 ^þ		227	100

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •		718	716

NovaStar Mortgage Funding Trust
0.318% due 11/25/2036 •		183	84

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		308	306

Palmer Square Loan Funding Ltd.
1.242% due 04/20/2027 •		3,897	3,891

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		5,868	2,959

Residential Asset Securities Corp. Trust
0.388% due 08/25/2036 •		579	492
0.398% due 11/25/2036 ^•		4,190	3,837

Securitized Asset-Backed Receivables LLC Trust
0.308% due 07/25/2036 •		2,341	1,179
0.398% due 05/25/2036 •		955	672

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		3,400	3,388

Soundview Home Loan Trust
0.208% due 11/25/2036 •		139	58
0.428% due 05/25/2036 •		500	490

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		303	301

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •		1,200	1,186

Structured Asset Investment Loan Trust
0.868% due 10/25/2035 •		3,631	3,577

Structured Asset Securities Corp. Mortgage Loan Trust
1.657% due 04/25/2035 •		22	21

Symphony CLO Ltd.
1.155% due 04/15/2028 •		298	296

Telos CLO Ltd.
1.223% due 04/17/2028 •		535	532

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		174	173
1.155% due 01/15/2026 •		198	197

TICP CLO Ltd.
1.072% due 07/20/2027 •		324	323
1.112% due 04/20/2028 •		785	784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
1.302% due 10/20/2027 •		$765	$764

Venture CLO Ltd.
1.056% due 02/28/2026 •		1,880	1,871
1.155% due 04/15/2027 •		701	694
1.155% due 07/15/2027 •		794	790

Wachovia Mortgage Loan Trust
0.808% due 10/25/2035 •		27	28

WhiteHorse Ltd.
1.203% due 04/17/2027 •		383	382

Total Asset-Backed Securities (Cost $80,997)			83,946

SOVEREIGN ISSUES 16.3%

Argentina Government International Bond
1.000% due 08/05/2021 (e)	ARS	1,769	12
15.500% due 10/17/2026		2,720	8
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		4,165	28

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	19,128	14,065
3.000% due 09/20/2025 (e)		7,900	6,730

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	6,400	43

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	857

France Government International Bond
0.100% due 03/01/2026 (e)		16,666	20,789
0.250% due 07/25/2024 (e)		41,909	51,710

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (e)		23,536	28,831

Japan Government International Bond
0.100% due 03/10/2028	JPY	996,833	9,442
0.100% due 03/10/2029		1,705,353	16,170

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,200	1,370
6.150% due 08/12/2032		7,700	2,452

Qatar Government International Bond
3.875% due 04/23/2023		$2,200	2,366

Saudi Government International Bond
4.000% due 04/17/2025		3,710	4,129

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	1,591	2,621
1.875% due 11/22/2022 (e)		19,237	27,465

Total Sovereign Issues (Cost $187,496)			189,088

		SHARES
COMMON STOCKS 0.6%

CONSUMER DISCRETIONARY 0.1%

GrandVision NV (a)		35,633	996

ENERGY 0.2%

Cheniere Energy, Inc. (a)		31,827	1,473

ONEOK, Inc.		34,056	885

			2,358

FINANCIALS 0.1%

National General Holdings Corp.		33,892	1,144

HEALTH CARE 0.1%

Aimmune Therapeutics, Inc. (a)		34,079	1,174

INDUSTRIALS 0.1%

Advanced Disposal Services, Inc. (a)		32,757	990

Total Common Stocks (Cost $8,343)			6,662

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
MASTER LIMITED PARTNERSHIPS 0.2%

ENERGY 0.2%

Enterprise Products Partners LP	73,242	$1,157

Plains All American Pipeline LP	86,112	515

Energy Transfer LP	134,765	730

Total Master Limited Partnerships (Cost $5,956)		2,402

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(h)	800,000	971

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(h)	400,000	456
6.250% due 09/11/2021 •(f)(h)	400,000	469

Bank of America Corp.
5.875% due 03/15/2028 •(f)	670,000	724

Depository Trust & Clearing Corp.
3.417% (US0003M + 3.167%) due 12/15/2020 ~(f)	1,500,000	1,350

Total Preferred Securities (Cost $3,994)		3,970

REAL ESTATE INVESTMENT TRUSTS 6.4%

REAL ESTATE 6.4%

Agree Realty Corp.	8,034	511

Alexandria Real Estate Equities, Inc.	17,696	2,831

American Homes 4 Rent ‘A’	44,012	1,253

American Tower Corp.	9,755	2,358

Americold Realty Trust	28,895	1,033

Apartment Investment & Management Co.	25,941	875

AvalonBay Communities, Inc.	19,800	2,957

Boston Properties, Inc.	12,995	1,044

Camden Property Trust	11,067	985

CoreSite Realty Corp.	3,826	455

Crown Castle International Corp.	6,121	1,019

CubeSmart	28,488	920

Digital Realty Trust, Inc.	17,176	2,521

Douglas Emmett, Inc.	14,640	368

Duke Realty Corp.	71,896	2,653

Equinix, Inc.	4,833	3,674

Equity LifeStyle Properties, Inc.	17,472	1,071

	SHARES	MARKET VALUE (000S)

Equity Residential	55,835	$2,866

Essex Property Trust, Inc.	9,506	1,909

Extra Space Storage, Inc.	11,445	1,225

Federal Realty Investment Trust	4,842	356

First Industrial Realty Trust, Inc.	25,778	1,026

Gaming and Leisure Properties, Inc.	11,453	423

Healthcare Realty Trust, Inc.	22,457	676

Healthcare Trust of America, Inc. ‘A’	10,964	285

Healthpeak Properties, Inc.	74,663	2,027

Host Hotels & Resorts, Inc.	86,264	931

Hudson Pacific Properties, Inc.	35,762	784

Invitation Homes, Inc.	66,239	1,854

JBG SMITH Properties	11,265	301

Kilroy Realty Corp.	13,784	716

Kimco Realty Corp.	42,847	482

Life Storage, Inc.	5,188	546

MGM Growth Properties LLC	57,464	1,608

Mid-America Apartment Communities, Inc.	14,211	1,648

Prologis, Inc.	71,427	7,187

Public Storage	17,968	4,002

QTS Realty Trust, Inc. ‘A’	10,712	675

Realty Income Corp.	32,135	1,952

Regency Centers Corp.	24,108	917

Rexford Industrial Realty, Inc.	18,955	867

Sabra Health Care REIT, Inc.	18,023	248

SBA Communications Corp.	6,336	2,018

Simon Property Group, Inc.	21,815	1,411

Sun Communities, Inc.	28,014	3,939

Sunstone Hotel Investors, Inc.	36,142	287

UDR, Inc.	41,959	1,368

Vornado Realty Trust	27,538	928

Welltower, Inc.	38,475	2,120

Total Real Estate Investment Trusts (Cost $66,140)		74,110

	OUNCES
COMMODITIES 4.3%

Gold Warehouse Receipts	20	37,115

Silver Warehouse Receipts	540	12,536

Total Commodities (Cost $41,643)		49,651

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (i) 2.0%
		23,693

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
34.251% due 01/29/2021 (c)(d)	ARS	16,174	$99

U.S. TREASURY BILLS 0.3%
0.090% due 10/08/2020 - 01/07/2021 (b)(c)(n)		$3,289	3,288

Total Short-Term Instruments (Cost $27,096)			27,080

Total Investments in Securities (Cost $1,548,037)			1,625,761

		SHARES
INVESTMENTS IN AFFILIATES 10.5%

MUTUAL FUNDS (g) 8.2%

PIMCO Emerging Markets Currency and Short-Term Investments Fund		12,462,363	95,337

Total Mutual Funds (Cost $114,148)			95,337

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short-Term Floating NAV Portfolio III		2,653,875	26,170

Total Short-Term Instruments (Cost $26,170)			26,170

Total Investments in Affiliates (Cost $140,318)			121,507

Total Investments 150.5% (Cost $1,688,355)			$1,747,268

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $5,806)			(4,654)

Other Assets and Liabilities, net (50.1)%			(581,478)

Net Assets 100.0%			$1,161,136

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$2,493	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(2,543)	$2,493	$2,493
MBC	0.110	09/30/2020	10/01/2020	21,200	U.S. Treasury Notes 0.125% due 05/15/2023	(21,875)	21,200	21,200

Total Repurchase Agreements						$(24,418)	$23,693	$23,693

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	0.170%	09/21/2020	10/05/2020	$(23,695)	$(23,696)
	0.180	08/13/2020	10/13/2020	(41,256)	(41,266)
GRE	0.170	09/16/2020	10/16/2020	(5,003)	(5,004)
	0.170	09/18/2020	10/02/2020	(1,192)	(1,192)
	0.170	09/24/2020	10/01/2020	(33,558)	(33,559)
JPS	0.180	08/04/2020	10/05/2020	(40,320)	(40,331)
SGY	0.150	09/22/2020	10/22/2020	(12,853)	(12,854)
	0.150	10/01/2020	11/02/2020	(8,355)	(8,355)

Total Reverse Repurchase Agreements					$(166,257)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	0.200%	07/22/2020	10/22/2020	$(5,486)	$(5,488)

Total Sale-Buyback Transactions					$(5,488)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(64,962)	$0	$(64,962)	$65,049	$87
DEU	0	0	0	0	(15)	(15)
FICC	2,493	0	0	2,493	(2,543)	(50)
GRE	0	(39,755)	0	(39,755)	39,795	40
JPS	0	(40,331)	0	(40,331)	40,273	(58)
MBC	21,200	0	0	21,200	(21,875)	(675)
SGY	0	(21,209)	0	(21,209)	21,210	1

Master Securities Forward Transaction Agreement
BPG	0	0	(5,488)	(5,488)	5,529	41

Total Borrowings and Other Financing Transactions	$23,693	$(166,257)	$(5,488)

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(33,559)	$(124,343)	$0	$0	$(157,902)

Total	$(33,559)	$(124,343)	$0	$0	$(157,902)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(5,488)	0	0	(5,488)

Total	$0	$(5,488)	$0	$0	$(5,488)

Total Borrowings	$(33,559)	$(129,831)	$0	$0	$(163,390)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(163,390)

(j)	Securities with an aggregate market value of $172,200 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(149,981) at a weighted average interest rate of 0.487%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(8,355) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent 1st Line December Futures	12/2020	1	$	(1)	$(1)	$0	$0
Brent 1st Line November Futures	11/2020	1		(1)	(1)	0	0
Brent 1st Line October Futures	10/2020	1		(1)	0	0	0
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	3,348		20	(3)	0	0
Euro-Bobl December Futures	12/2020	254		40,254	101	18	(33)
Euro-Bund 10-Year Bond December Futures	12/2020	410		83,893	471	120	(168)
Gold 100 oz. October Futures	10/2020	197		37,184	371	0	(134)
New York Harbor ULSD June Futures	05/2021	1		52	(1)	1	0
Put Options Strike @ EUR 123.000 on Euro-Bobl December 2020 Futures(1)	11/2020	146		1	0	0	0
Put Options Strike @ EUR 129.750 on Euro-Bobl November 2020 Futures(1)	10/2020	544		3	(1)	0	0
Put Options Strike @ EUR 157.000 on Euro-Bund December 2020 Futures(1)	11/2020	96		1	0	0	0
RBOB Gasoline June Futures	05/2021	1		56	16	1	0
U.S. Treasury 2-Year Note December Futures	12/2020	121		26,736	11	0	(1)
Wheat December Futures	12/2020	72		2,081	200	102	0
WTI Midland vs WTI Trade December Futures	11/2020	6		0	7	0	0
WTI Midland vs WTI Trade November Futures	10/2020	6		0	7	0	0

					$1,177	$242	$(336)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	226	$	(18,989)	$(51)	$5	$0
Australia Government 10-Year Bond December Futures	12/2020	23		(2,461)	(22)	3	0
Brent Crude June Futures	04/2021	2		(89)	(11)	0	(2)
Euro-BTP Italy Government Bond December Futures	12/2020	104		(17,995)	(175)	62	(66)
Euro-Buxl 30-Year Bond December Futures	12/2020	121		(31,591)	(513)	162	(167)
Euro-Schatz December Futures	12/2020	3,313		(436,171)	(138)	58	(19)
Gold 100 oz. April Futures	04/2021	13		(2,480)	88	10	0
Gold 100 oz. December Futures	12/2020	180		(34,119)	(315)	139	0
Gold 100 oz. February Futures	02/2021	500		(95,130)	2,989	390	0
Japan Government 10-Year Bond December Futures	12/2020	20		(28,846)	(70)	0	(9)
Silver December Futures	12/2020	108		(12,687)	1,741	514	0
U.S. Treasury 5-Year Note December Futures	12/2020	469		(59,109)	(79)	48	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	1,289	$	(179,856)	$(406)	$322	$0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	5		(800)	1	2	0
U.S. Treasury 30-Year Bond December Futures	12/2020	54		(9,519)	32	51	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	57		(12,643)	91	114	0
United Kingdom Long Gilt December Futures	12/2020	66		(11,592)	(93)	38	(20)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	6		(4)	21	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	6		(4)	21	0	0

					$3,111	$1,918	$(283)

Total Futures Contracts					$4,288	$2,160	$(619)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.062%	$ 1,000	$(8)	$1	$(7)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR 760	$3	$(1)	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$ 5,452	$(136)	$5	$(131)	$3	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	7,161	(225)	8	(217)	3	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	7,695	(324)	24	(300)	11	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	4,500	(292)	7	(285)	9	0

					$(977)	$44	$(933)	$26	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026	$	1,400	$(29)	$(90)	$(119)	$2	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,400	(34)	(86)	(120)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		300	26	(48)	(22)	1	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	13,680	(4)	0	(4)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		385,260	(147)	3	(144)	0	(2)
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	13,400	33	(12)	21	0	(13)
Receive	CPTFEMU	0.330	Maturity	07/15/2022		3,300	11	(3)	8	0	(2)
Pay	CPURNSA	0.900	Maturity	06/17/2021	$	16,400	(15)	(142)	(157)	0	(11)
Pay	CPURNSA	1.690	Maturity	08/07/2021		12,400	(1)	(80)	(81)	4	0
Pay	CPURNSA	1.825	Maturity	08/14/2021		4,500	0	(19)	(19)	2	0
Pay	CPURNSA	1.840	Maturity	08/14/2021		23,100	0	(93)	(93)	9	0
Pay	CPURNSA	1.863	Maturity	08/26/2021		18,400	(2)	(38)	(40)	10	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		10,500	(153)	87	(66)	0	(11)
Receive	CPURNSA	2.069	Maturity	07/15/2022		1,800	(51)	18	(33)	0	(2)
Receive	CPURNSA	2.210	Maturity	02/05/2023		10,870	(453)	111	(342)	0	(16)
Receive	CPURNSA	2.263	Maturity	05/09/2023		1,820	(89)	20	(69)	0	(2)
Receive	CPURNSA	2.281	Maturity	05/10/2023		5,590	(278)	51	(227)	0	(16)
Pay	CPURNSA	2.335	Maturity	02/05/2028		4,720	405	(105)	300	0	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		1,820	166	(41)	125	0	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		2,740	253	(63)	190	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028		5,590	519	(128)	391	0	(1)
Pay	CPURNSA	2.165	Maturity	04/16/2029		7,000	455	(176)	279	0	(2)
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,300	55	(32)	23	0	0
Pay	CPURNSA	1.280	Maturity	05/19/2030		4,500	(154)	(118)	(272)	0	0

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.850%	Maturity	09/15/2024	GBP	6,500	$477	$(60)	$417	$6	$0
Pay	UKRPI	3.330	Maturity	01/15/2025		82,700	2,084	(772)	1,312	43	0
Pay	UKRPI	3.513	Maturity	09/15/2028		3,900	225	(42)	183	0	(8)
Pay	UKRPI	3.593	Maturity	11/15/2028		2,670	194	(28)	166	0	(5)
Pay	UKRPI	3.595	Maturity	11/15/2028		1,400	102	(15)	87	0	(3)
Pay	UKRPI	3.632	Maturity	12/15/2028		2,800	224	(31)	193	0	(7)
Pay	UKRPI	3.325	Maturity	08/15/2030		100	5	(1)	4	0	0
Pay	UKRPI	3.300	Maturity	12/15/2030		4,475	127	(48)	79	0	(15)
Pay	UKRPI	3.100	Maturity	06/15/2031		2,750	(146)	(31)	(177)	0	(12)
Pay	UKRPI	3.530	Maturity	10/15/2031		1,330	101	(19)	82	0	(8)
Pay	UKRPI	3.500	Maturity	09/15/2033		9,380	758	(158)	600	0	(72)

							$4,664	$(2,189)	$2,475	$79	$(209)

Total Swap Agreements							$3,682	$(2,145)	$1,537	$105	$(209)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,236	$105	$2,341	$0	$(788)	$(340)	$(1,128)

(l)

Securities with an aggregate market value of $25,235 and cash of $3,546 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	Unsettled variation margin asset of $76 and liability of $(169) for closed futures and unsettled variation margin liability of $(131) for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$14,302	DKK	91,426	$96	$0
	10/2020		585	RUB	43,762	0	(22)
	12/2020	DKK	91,426		$14,318	0	(96)
	12/2020		$1,207	PHP	59,619	20	0
	12/2020		5,272	SGD	7,235	28	0

BPS	10/2020	EUR	69,468		$82,509	1,061	0
	10/2020	JPY	549,779		5,186	0	(27)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$1,600	CLP	1,230,178	$0	$(33)
	10/2020		999	CZK	22,516	0	(24)
	10/2020		12,511	GBP	9,703	9	0
	10/2020		256	HUF	80,194	2	0
	10/2020		9,154	JPY	966,463	10	0
	10/2020		60	RUB	4,267	0	(5)
	11/2020	JPY	966,463		$9,157	0	(10)
	11/2020		$1,564	PLN	5,891	0	(40)
	12/2020		7,689	KRW	9,108,947	124	0
	12/2020		3,234	MYR	13,650	44	0
	12/2020		3,459	THB	107,307	0	(73)

BRC	10/2020		289	MXN	6,304	0	(5)
	12/2020		491		11,186	11	0
	02/2021		235	CZK	5,147	0	(11)

CBK	10/2020	CLP	407,433		$518	0	(1)
	10/2020	DKK	41,110		6,225	0	(249)
	10/2020	EUR	2,618		3,078	8	0
	10/2020	GBP	39,893		52,726	1,250	0
	10/2020	MXN	6,304		284	0	0
	10/2020		$9,928	DKK	63,292	39	0
	10/2020		2,495	RUB	179,441	0	(187)
	11/2020		353	ZAR	5,920	0	(1)
	12/2020	COP	2,133,059		$547	0	(9)
	12/2020	DKK	63,292		9,940	0	(38)
	12/2020	PEN	5,806		1,643	32	0
	12/2020		$3,763	CNH	25,846	29	0
	12/2020		132	PHP	6,442	1	0
	02/2021	PEN	6,689		$1,855	1	0
	02/2021		$5,936	MXN	136,335	141	0
	03/2021		279		6,304	0	0

FBF	12/2020		2,097	IDR	31,447,208	1	0

GLM	10/2020	GBP	473		$614	4	0
	10/2020		$1,023	CZK	23,041	0	(24)
	10/2020		42	RUB	3,003	0	(3)
	11/2020		512		37,962	0	(25)
	12/2020	DKK	13,866		$2,182	0	(4)
	12/2020		$608	COP	2,352,340	5	0
	12/2020		510	INR	38,299	7	0
	12/2020		4,331	TWD	124,982	31	0

HUS	10/2020	AUD	1,467		$1,072	22	0
	10/2020	EUR	25,272		30,089	459	0
	10/2020	GBP	894		1,156	2	0
	10/2020	JPY	429,637		4,042	0	(32)
	10/2020		$39,608	GBP	30,755	115	(38)
	10/2020		1,020	TRY	7,698	0	(26)
	11/2020	GBP	29,677		$38,185	0	(115)
	11/2020		$382	ZAR	6,399	0	(2)
	12/2020		3,149	CNY	22,047	87	0

IND	02/2021		260	CZK	5,740	0	(11)

JPM	10/2020	DKK	20,350		$3,087	0	(118)
	10/2020	PEN	6,628		1,842	3	0
	10/2020		$2,786	TRY	21,223	0	(49)
	11/2020		421	ZAR	7,148	4	0
	12/2020		1,182	COP	4,346,178	0	(51)
	12/2020		102	TWD	2,965	2	0

MYI	10/2020	AUD	5,818		$4,187	19	0
	10/2020	DKK	85,097		12,881	2	(522)
	10/2020	JPY	531,914		5,016	0	(27)
	10/2020		$3,668	AUD	5,191	50	0
	10/2020		4,558	JPY	480,429	0	(3)
	11/2020	AUD	5,191		$3,668	0	(50)
	11/2020	JPY	480,428		4,560	3	0
	11/2020		$2,961	PLN	11,131	0	(82)

NGF	12/2020		5,612	INR	422,028	82	0

RYL	12/2020		254	THB	7,987	0	(2)

SCX	10/2020	PEN	518		$144	0	0
	10/2020	TRY	3,059		407	11	0

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$4,616	AUD	6,511	$47	$0
	10/2020		1,021	GBP	802	13	0
	10/2020		1,204	HUF	376,239	10	0
	11/2020	AUD	6,511		$4,616	0	(47)
	11/2020	EUR	97,358		114,241	19	0
	02/2021		$1,007	ILS	3,458	5	0

SOG	10/2020	DKK	22,450		$3,389	0	(146)
	11/2020		$487	RUB	36,264	0	(22)
	11/2020		330	ZAR	5,572	1	0
	12/2020		190	IDR	2,806,490	0	(3)

SSB	10/2020	GBP	314		$417	12	0
	10/2020		$9,598	JPY	1,010,825	0	(13)
	11/2020	JPY	1,010,825		$9,601	13	0
	12/2020		$286	CNH	2,013	10	0

TOR	10/2020	AUD	673		$488	6	0
	10/2020	BRL	17,934		3,173	0	(21)
	10/2020	JPY	487,020		4,594	0	(24)
	10/2020		$3,179	BRL	17,934	14	0
	10/2020		2,691	JPY	283,983	2	0
	11/2020	JPY	283,983		$2,692	0	(2)
	11/2020		$3,170	BRL	17,934	21	0

UAG	10/2020	AUD	21,330		$15,406	128	0
	10/2020	BRL	17,934		3,179	0	(14)
	10/2020	JPY	743,350		6,995	0	(53)
	10/2020		$12,388	AUD	17,586	208	0
	10/2020		3,192	BRL	17,934	1	0
	11/2020	AUD	17,586		$12,389	0	(208)
	11/2020		$1,368	RON	5,636	0	(17)
	11/2020		704	RUB	52,424	0	(32)
	02/2021		414	CZK	9,103	0	(19)

Total Forward Foreign Currency Contracts						$4,325	$(2,636)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-34 5-Year Index	Buy	2.200%	12/16/2020	35,300	$ 7	$ 17

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2050	$ 64.000	10/07/2020	66,000	$2	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2050	66.000	11/05/2020	20,000	1	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2050	76.000	10/07/2020	46,200	2	0

					$5	$0

Total Purchased Options					$12	$17

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	11/18/2020	7,200	$ (12)	$(20)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,500	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,500	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	5,100	(4)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	7,600	(6)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	5,100	(7)	(14)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	7,600	(10)	(18)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,900	(3)	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950%	11/18/2020	6,600	$(8)	$(22)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	9,700	(27)	(58)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,600	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	4,000	(3)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,600	(4)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	4,000	(5)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	3,300	(7)	(7)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	3,100	(4)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	12,900	(19)	(54)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,400	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,400	(6)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	17,700	(14)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	17,700	(25)	(48)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	6,500	(13)	(12)

FBF	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	5,200	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	5,200	(8)	(14)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	1,300	(8)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	10,200	(11)	(44)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	3,100	(3)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	16,200	(32)	(68)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,200	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	5,900	(11)	(13)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	4,600	(7)	(19)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,800	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,800	(7)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	2,900	(6)	(14)

						$(288)	$(487)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(1)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	3,200	(59)	0

						$(150)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.438	10/07/2020	3,000	$(13)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	2,800	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	2,800	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	5,200	(16)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	4,800	(15)	(1)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	1,500	(3)	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	3,500	(13)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,800	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,700	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	3,000	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	3,500	(8)	0

					$(107)	$(2)

Total Written Options					$(545)	$(490)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 1Q21	$6.000	Maturity	03/31/2021	4,500	$(13)	$0	$0	$(13)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	2,400	(3)	(2)	0	(5)

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	HOBR CAL21	$14.100	Maturity	12/31/2021	1,200	$0	$(7)	$0	$(7)
	Pay	NAPHTHACO 2H20	3.300	Maturity	12/31/2020	900	0	(4)	0	(4)

CBK	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	78,400	(2)	(93)	0	(95)

GST	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	2,400	0	(15)	0	(15)

JPM	Pay	CBOT Wheat December Futures	5.373	Maturity	11/20/2020	360,000	0	(147)	0	(147)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	600	0	(7)	0	(7)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	8,100	0	(29)	0	(29)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	17,400	(10)	(53)	0	(63)
	Pay	GCZ0 Index	1,900.000	Maturity	11/25/2020	19,200	0	86	86	0
	Receive	GOLDLNPM Index	1,821.840	Maturity	11/27/2020	44,200	3,633	(532)	3,101	0

MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	600	0	(7)	0	(7)
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	24,000	0	(11)	0	(11)

MEI	Receive	GOLDLNPM Index	2,039.530	Maturity	11/30/2020	10,000	0	(1,474)	0	(1,474)
	Receive	GOLDLNPM Index	1,951.030	Maturity	01/29/2021	25,000	0	(1,418)	0	(1,418)
	Receive	GOLDLNPM Index	1,952.500	Maturity	01/29/2021	25,000	0	(1,455)	0	(1,455)

MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	450	0	(5)	0	(5)
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	600	0	(2)	0	(2)
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	1,200	0	1	1	0
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	4,200	0	(18)	0	(18)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	9,000	0	(44)	0	(44)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	10,800	0	(38)	0	(38)
	Receive	GOLDLNPM Index	1,976.060	Maturity	12/01/2020	10,000	0	(839)	0	(839)
	Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	3,600	0	(23)	0	(23)

							$3,605	$(6,137)	$3,188	$(5,720)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$3,200	$(95)	$116	$21	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	2,600	(121)	143	22	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,300	(142)	160	18	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	13,300	(440)	526	86	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,200	(150)	184	34	0

						$(948)	$1,129	$181	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	CPURNSA	1.800%	Maturity	07/20/2026	$1,900	$0	$(4)	$0	$(4)
	Pay	CPURNSA	1.805	Maturity	09/20/2026	900	0	(1)	0	(1)

							$0	$(5)	$0	$(5)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	1,909	0.481% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$17,563	$0	$(316)	$0	$(316)

CIB	Receive	PIMCODB Index(8)	923,050	0.000%	Monthly	02/16/2021	72,654	0	(1,665)	0	(1,665)

JPM	Receive	BCOMF1TC Index(9)	245,196	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	30,608	0	(200)	0	(200)
	Receive	JMABNIC2 Index(10)	122,593	0.170%	Monthly	02/16/2021	49,410	0	(175)	0	(175)

MAC	Receive	PIMCODB Index(11)	1,057,128	0.000%	Monthly	02/16/2021	81,827	0	(1,719)	0	(1,719)

SOG	Receive	DWRTFT Index	1,432	0.201% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/01/2020	13,583	0	(646)	0	(646)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	DWRTFT Index	727	0.257% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/05/2021	$6,568	$0	$(1)	$0	$(1)
	Receive	DWRTFT Index	1,117	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/05/2021	10,092	0	(3)	0	(3)
	Receive	DWRTFT Index	254	0.326% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	2,295	0	(1)	0	(1)
	Receive	DWRTFT Index	498	0.405% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,499	0	(1)	0	(1)

								$0	$(4,727)	$0	$(4,727)

Total Swap Agreements								$2,657	$(9,740)	$3,369	$(10,452)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$144	$0	$0	$144	$(118)	$(63)	$0	$(181)	$(37)	$0	$(37)
BPS	1,250	0	0	1,250	(212)	(106)	(29)	(347)	903	(741)	162
BRC	11	0	0	11	(16)	0	(316)	(332)	(321)	272	(49)
CBK	1,501	0	0	1,501	(485)	0	(95)	(580)	921	(1,140)	(219)
CIB	0	0	0	0	0	0	(1,665)	(1,665)	(1,665)	2,229	564
DUB	0	0	0	0	0	(125)	0	(125)	(125)	(140)	(265)
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
FBF	1	17	0	18	0	(15)	0	(15)	3	0	3
GLM	47	0	0	47	(56)	(1)	0	(57)	(10)	(260)	(270)
GST	0	0	61	61	0	(145)	(16)	(161)	(100)	0	(100)
HUS	685	0	0	685	(213)	0	0	(213)	472	(619)	(147)
IND	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
JPM	9	0	3,187	3,196	(218)	(19)	(621)	(858)	2,338	(1,621)	717
MAC	0	0	0	0	0	0	(1,737)	(1,737)	(1,737)	2,181	444
MEI	0	0	0	0	0	0	(4,347)	(4,347)	(4,347)	4,732	385
MYC	0	0	87	87	0	(14)	(974)	(988)	(901)	167	(734)
MYI	74	0	0	74	(684)	0	0	(684)	(610)	655	45
NGF	82	0	0	82	0	0	0	0	82	0	82
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	105	0	0	105	(47)	0	0	(47)	58	0	58
SOG	1	0	0	1	(171)	0	(646)	(817)	(816)	713	(103)
SSB	35	0	0	35	(13)	0	0	(13)	22	0	22
TOR	43	0	0	43	(47)	0	0	(47)	(4)	0	(4)
UAG	337	0	34	371	(343)	0	(6)	(349)	22	640	662

Total Over the Counter	$4,325	$17	$3,369	$7,711	$(2,636)	$(490)	$(10,452)	$(13,578)

(n)

Securities with an aggregate market value of $12,722 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(8)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	1.8%	$1,343
Arabica Coffee December 2020 Futures	1.1	795
Arabica Coffee March 2021 Futures	2.6	1,901
Brent Crude March 2021 Futures	1.3	965
Cocoa December 2020 Futures	0.3	232
Cocoa March 2021 Futures	2.3	1,690
Copper December 2020 Futures	5.5	3,997
Copper March 2021 Futures	7.0	5,077
Corn December 2020 Futures	1.3	969
Corn March 2021 Futures	7.0	5,103
Cotton No. 02 December 2020 Futures	0.5	395
Cotton No. 02 March 2021 Futures	4.6	3,310
Gas Oil March 2021 Futures	1.0	734
Gold 100 oz. December 2020 Futures	10.0	7,234
Gold 100 oz. February 2021 Futures	3.8	2,755
Hard Red Winter Wheat December 2020 Futures	0.9	666
Lean Hogs February 2021 Futures	1.4	998
Live Cattle December 2020 Futures	2.3	1,677
New York Harbor ULSD March 2021 Futures	1.1	832
Nickel March 2021 Futures	2.4	1,730
Nickel November 2020 Futures	4.8	3,466
NYMEX — Natural Gas March 2022 Futures	3.9	2,843
NYMEX — Natural Gas November 2022 Futures	4.6	3,312
Platinum January 2021 Futures	1.7	1,255
RBOB Gasoline March 2021 Futures	5.3	3,852
Silver December 2020 Futures	5.9	4,263
Soybean Meal December 2020 Futures	0.5	345
Soybean Meal March 2021 Futures	3.5	2,528
Soybean Oil December 2020 Futures	1.6	1,183
Soybean Oil March 2021 Futures	3.4	2,491
Soybeans March 2021 Futures	3.1	2,223
Soybeans November 2020 Futures	0.5	344
Sugar No. 11 March 2021 Futures	5.9	4,255
Wheat December 2020 Futures	0.7	491
WTI Crude March 2021 Futures	3.1	2,262
Zinc March 2021 Futures	0.6	469
Zinc November 2020 Futures	4.5	3,266

Total Long Futures Contracts		$81,251

Cash	(11.8)%	$(8,597)

Total Notional Amount		$72,654

(9)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	3.5%	$1,083
Arabica Coffee December 2020 Futures	1.6	487
Brent Crude January 2021 Futures	7.9	2,407
Copper December 2020 Futures	1.7	535
Corn December 2020 Futures	2.6	792
Cotton No. 02 December 2020 Futures	6.0	1,835
Gas Oil January 2021 Futures	3.7	1,146
Gold 100 oz. December 2020 Futures	1.5	460
Hard Red Winter Wheat December 2020 Futures	1.5	446
Lean Hogs December 2020 Futures	2.9	895
Live Cattle December 2020 Futures	1.4	443
New York Harbor ULSD November 2020 Futures	18.0	5,516
Nickel November 2020 Futures	7.7	2,342
NYMEX — Natural Gas January 2022 Futures	4.4	1,355
RBOB Gasoline November 2020 Futures	3.5	1,056
Silver December 2020 Futures	3.1	938
Soybean Meal December 2020 Futures	3.1	962
Soybean Oil December 2020 Futures	4.5	1,366
Soybeans November 2020 Futures	2.8	851
Sugar No. 11 March 2021 Futures	6.1	1,865
Wheat December 2020 Futures	5.8	1,780
WTI Crude November 2020 Futures	4.9	1,500
Zinc November 2020 Futures	1.8	548

Total Long Futures Contracts		$30,608

Total Notional Amount		$30,608

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(10)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2021 Futures	11.3%	$5,560
Copper March 2021 Futures	10.0	4,948
Gas Oil January 2021 Futures	4.5	2,214
Gold 100 oz. February 2021 Futures	17.9	8,865
Lean Hogs February 2021 Futures	0.9	439
Live Cattle February 2021 Futures	1.9	933
New York Harbor ULSD January 2021 Futures	4.6	2,249
Nickel January 2021 Futures	9.7	4,804
RBOB Gasoline January 2021 Futures	6.7	3,305
Silver March 2021 Futures	5.3	2,604
Soybean Meal January 2021 Futures	7.7	3,829
Soybeans January 2021 Futures	17.6	8,711
Sugar No. 11 March 2021 Futures	1.9	945

Total Long Futures Contracts		$49,406

Cash	0.0%	$4

Total Notional Amount		$49,410

(11)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	1.8%	$1,513
Arabica Coffee December 2020 Futures	1.1	895
Arabica Coffee March 2021 Futures	2.6	2,141
Brent Crude March 2021 Futures	1.3	1,087
Cocoa December 2020 Futures	0.3	261
Cocoa March 2021 Futures	2.3	1,904
Copper December 2020 Futures	5.5	4,501
Copper March 2021 Futures	7.0	5,718
Corn December 2020 Futures	1.3	1,092
Corn March 2021 Futures	7.0	5,747
Cotton No. 02 December 2020 Futures	0.5	445
Cotton No. 02 March 2021 Futures	4.6	3,728
Gas Oil March 2021 Futures	1.0	827
Gold 100 oz. December 2020 Futures	10.0	8,147
Gold 100 oz. February 2021 Futures	3.8	3,103
Hard Red Winter Wheat December 2020 Futures	0.9	750
Lean Hogs February 2021 Futures	1.4	1,124
Live Cattle December 2020 Futures	2.3	1,888
New York Harbor ULSD March 2021 Futures	1.1	937
Nickel March 2021 Futures	2.4	1,948
Nickel November 2020 Futures	4.8	3,904
NYMEX — Natural Gas March 2022 Futures	3.9	3,202
NYMEX — Natural Gas November 2022 Futures	4.6	3,730
Platinum January 2021 Futures	1.7	1,413
RBOB Gasoline March 2021 Futures	5.3	4,338
Silver December 2020 Futures	5.9	4,801
Soybean Meal December 2020 Futures	0.5	388
Soybean Meal March 2021 Futures	3.5	2,847
Soybean Oil December 2020 Futures	1.6	1,333
Soybean Oil March 2021 Futures	3.4	2,806
Soybeans March 2021 Futures	3.1	2,504
Soybeans November 2020 Futures	0.5	387
Sugar No. 11 March 2021 Futures	5.9	4,792
Wheat December 2020 Futures	0.7	553
WTI Crude March 2021 Futures	3.1	2,548
Zinc March 2021 Futures	0.6	529
Zinc November 2020 Futures	4.5	3,678

Total Long Futures Contracts		$91,509

Cash	(11.8)%	$(9,682)

Total Notional Amount		$81,827

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1,158	$0	$75	$0	$1,003	$2,236
Swap Agreements	0	26	0	0	79	105

	$1,158	$26	$75	$0	$1,082	$2,341

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,325	$0	$4,325
Purchased Options	0	17	0	0	0	17
Swap Agreements	3,188	181	0	0	0	3,369

	$3,188	$198	$0	$4,325	$0	$7,711

	$4,346	$224	$75	$4,325	$1,082	$10,052

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$136	$0	$49	$0	$603	$788
Swap Agreements	0	0	0	0	340	340

	$136	$0	$49	$0	$943	$1,128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,636	$0	$2,636
Written Options	0	487	0	0	3	490
Swap Agreements	9,479	0	968	0	5	10,452

	$9,479	$487	$968	$2,636	$8	$13,578

	$9,615	$487	$1,017	$2,636	$951	$14,706

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(253)	$0	$(243)	$(496)
Written Options	89	0	201	0	0	290
Futures	(6,081)	0	818	0	2,539	(2,724)
Swap Agreements	0	(4,296)	0	0	(3,703)	(7,999)

	$(5,992)	$(4,296)	$766	$0	$(1,407)	$(10,929)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,860)	$0	$(13,860)
Purchased Options	0	0	0	0	(21)	(21)
Written Options	0	51	0	0	390	441
Swap Agreements	64,261	68	4,334	0	0	68,663

	$64,261	$119	$4,334	$(13,860)	$369	$55,223

	$58,269	$(4,177)	$5,100	$(13,860)	$(1,038)	$44,294

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(316)	$0	$192	$(124)
Written Options	0	0	265	0	0	265
Futures	(1,763)	0	773	0	(2,856)	(3,846)
Swap Agreements	0	5,341	0	0	1,535	6,876

	$(1,763)	$5,341	$722	$0	$(1,129)	$3,171

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,037	$0	$9,037
Purchased Options	0	10	0	0	3	13
Written Options	0	(199)	0	0	45	(154)
Swap Agreements	(14,220)	441	(1,231)	0	(185)	(15,195)

	$(14,220)	$252	$(1,231)	$9,037	$(137)	$(6,299)

	$(15,983)	$5,593	$(509)	$9,037	$(1,266)	$(3,128)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$57,169	$0	$57,169
Industrials	0	1,920	0	1,920
Utilities	0	1,389	0	1,389
Municipal Bonds & Notes
West Virginia	0	155	0	155
U.S. Government Agencies	0	412,266	0	412,266
U.S. Treasury Obligations	0	678,957	0	678,957
Non-Agency Mortgage-Backed Securities	0	36,996	0	36,996
Asset-Backed Securities	0	83,946	0	83,946
Sovereign Issues	0	189,088	0	189,088
Common Stocks
Consumer Discretionary	996	0	0	996
Energy	2,358	0	0	2,358
Financials	1,144	0	0	1,144
Health Care	1,174	0	0	1,174
Industrials	990	0	0	990
Master Limited Partnerships
Energy	2,402	0	0	2,402
Preferred Securities
Banking & Finance	0	3,970	0	3,970
Real Estate Investment Trusts
Real Estate	74,110	0	0	74,110
Commodities	0	49,651	0	49,651
Short-Term Instruments
Repurchase Agreements	0	23,693	0	23,693
Argentina Treasury Bills	0	99	0	99
U.S. Treasury Bills	0	3,288	0	3,288

	$83,174	$1,542,587	$0	$1,625,761

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Mutual Funds	$95,337	$0	$0	$95,337
Short-Term Instruments
Central Funds Used for Cash Management Purposes	26,170	0	0	26,170

	$121,507	$0	$0	$121,507

Total Investments	$204,681	$1,542,587	$0	$1,747,268

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,160	105	0	2,265
Over the counter	0	7,711	0	7,711

	$2,160	$7,816	$0	$9,976

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(619)	(209)	0	(828)
Over the counter	(8)	(13,570)	0	(13,578)

	$(627)	$(13,779)	$0	$(14,406)

Total Financial Derivative Instruments	$1,533	$(5,963)	$0	$(4,430)

Totals	$206,214	$1,536,624	$0	$1,742,838

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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Notes to Financial Statements (Cont.)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy,

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and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2020 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$82,003	$5,818	$0	$0	$7,516	$95,337	$660	$0

PIMCO Short-Term Floating NAV Portfolio III	8,426	261,315	(243,600)	43	(14)	26,170	15	0

Totals	$90,429	$267,133	$(243,600)	$43	$7,502	$121,507	$675	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$46,238	$608,286	$(644,500)	$280	$(47)	$10,257	$86	$0

PIMCO RealEstateRealReturn Strategy Fund	8,118	983,846	(987,000)	124	0	5,088	46	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount

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sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured

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Notes to Financial Statements (Cont.)

financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the

U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place

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beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its

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portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select

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sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

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Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller

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of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO Real Estate Real Return Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

High Yield and Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	X	X

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

LIBOR-Transition	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

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Notes to Financial Statements (Cont.)

outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio

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securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

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Notes to Financial Statements (Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the

Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

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Notes to Financial Statements (Cont.)

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	N/A		0.25%	*	0.45%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to

Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives

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servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses;

(vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RealEstateRealReturn Strategy Fund	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2021, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $390,812.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $721,599. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$24,975	$137,064

PIMCO RealEstateRealReturn Strategy Fund	531,310	174,550

PIMCO Inflation Response Multi-Asset Fund	10,219	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such

84	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2020 (Unaudited)

sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$2,637,222	$3,810,307	$36,811	$23,266

PIMCO RealEstateRealReturn Strategy Fund	3,811,324	3,181,103	225,338	194,250

PIMCO Inflation Response Multi-Asset Fund	3,010,456	2,903,212	131,661	87,396

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

For the period ended September 30, 2020, the following Fund realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO RealEstateRealReturn Strategy Fund	$34,648	$(4,165)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	65,727	$654,695	43,415	$385,796	210,062	$1,503,832	35,824	$257,114

I-2	2,865	29,873	826	7,584	562	4,243	2,395	21,152

I-3	N/A	N/A	N/A	N/A	69	506	1,122	9,477

Class A	N/A	N/A	N/A	N/A	1,228	8,249	3,462	28,225

Class C	N/A	N/A	N/A	N/A	150	818	874	6,060
Issued as reinvestment of distributions

Institutional Class	373	3,751	9,239	81,547	6,277	47,443	5,936	54,618

I-2	4	39	72	634	158	1,162	261	2,345

I-3	N/A	N/A	N/A	N/A	2	12	18	163

Class A	N/A	N/A	N/A	N/A	725	4,849	1,115	9,189

Class C	N/A	N/A	N/A	N/A	202	1,131	304	2,119
Cost of shares redeemed

Institutional Class	(164,953)	(1,687,733)	(74,876)	(666,114)	(189,813)	(1,442,581)	(66,938)	(596,872)

I-2	(1,410)	(14,611)	(1,290)	(11,574)	(1,014)	(7,432)	(2,090)	(16,895)

I-3	N/A	N/A	N/A	N/A	(339)	(2,270)	(807)	(7,221)

Class A	N/A	N/A	N/A	N/A	(3,429)	(23,064)	(7,859)	(62,993)

Class C	N/A	N/A	N/A	N/A	(1,148)	(6,461)	(1,864)	(12,645)

Net increase (decrease) resulting from Fund share transactions	(97,394)	$(1,013,986)	(22,614)	$(202,127)	23,692	$90,437	(28,247)	$(306,164)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Notes to Financial Statements (Cont.)

	PIMCO Inflation Response Multi-Asset Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	21,449	$167,589	30,923	$249,062

I-2	1,345	10,431	275	2,195

I-3	N/A	N/A	N/A	N/A

Class A	385	3,029	10	79

Class C	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	366	2,870	2,653	21,521

I-2	7	56	41	330

I-3	N/A	N/A	N/A	N/A

Class A	1	7	10	80

Class C	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(15,544)	(122,581)	(29,201)	(229,345)

I-2	(226)	(1,788)	(509)	(3,893)

I-3	N/A	N/A	N/A	N/A

Class A	(31)	(247)	(337)	(2,711)

Class C	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	7,752	$59,366	3,865	$37,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	66%

PIMCO RealEstateRealReturn Strategy Fund	0	1	0%	62%

15. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 31, 2011, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 18.3% of the Fund’s consolidated net assets.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

86	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2020 (Unaudited)

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Notes to Financial Statements (Cont.)

September 30, 2020 (Unaudited)

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$47,725	$29,396

PIMCO RealEstateRealReturn Strategy Fund	0	0

PIMCO Inflation Response Multi-Asset Fund*	26,109	42,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Long-Term Real Return Fund	$1,123,782	$143,031	$(7,536)	$135,495

PIMCO RealEstateRealReturn Strategy Fund	2,049,589	117,333	(37,060)	80,273

PIMCO Inflation Response Multi-Asset Fund	1,706,918	96,878	(56,570)	40,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

88	PIMCO REAL RETURN STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MEI	Merrill Lynch International

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	NGF	Nomura Global Financial Products, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, NY

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MAC	Macquarie Bank Limited	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PHP	Philippine Peso

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro	PEN	Peruvian New Sol

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC2	J.P. Morgan Custom Commodity Index

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BRENT	Brent Crude	EBOBFUEL	Argus Eurobob Oxy Gasoline	NAPHTHACO	Naphtha (Platts) Crude Oil

CDX.EM	Credit Derivatives Index - Emerging Markets	EURMARGIN	European Refined Margin	PIMCODB	PIMCO Custom Commodity Basket

CDX.HY	Credit Derivatives Index - High Yield	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	ULSD	Ultra-Low Sulfur Diesel

CMBX	Commercial Mortgage-Backed Index	GSZ0 Index	100 oz. Gold December Future	ULSDCO	Ultra-Low Sulfur Diesel Crude

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	3 Month USD Swap Rate

CPTFEMU	Eurozone HICP ex-Tobacco Index	HOBR	Heating Oil Brent Crude

Municipal Bond or Agency Abbreviations:

AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	RBOB	Reformulated Blendstock for Oxygenate Blending

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate

CLO	Collateralized Loan Obligation	oz.	Ounce	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

90	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees

92	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid.

94	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4006SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO SHORT DURATION STRATEGY FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the

4	PIMCO SHORT DURATION STRATEGY FUNDS

Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1%

CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’, other than the PIMCO Government Money Market Fund, complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov. The PIMCO Government Money Market Fund files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. The PIMCO Government Money Market Fund’s complete schedule of portfolio holdings as of the end of each month will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of September 30, 2020†§

Repurchase Agreements	70.6%

Short-Term Notes	18.9%

U.S. Treasury Bills	9.7%

U.S. Government Agencies	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	0.00%	0.00%	0.02%	0.70%	1.07%	0.55%	0.49%
PIMCO Government Money Market Fund Class M	0.00%	0.00%	0.02%	0.70%	1.07%	0.55%	0.49%
PIMCO Government Money Market Fund I-2	0.00%	0.00%	0.02%	0.66%	0.98%	0.50%	0.45%
PIMCO Government Money Market Fund Administrative Class	0.00%	0.00%	0.02%	0.70%	1.07%	0.55%	0.49%
PIMCO Government Money Market Fund Class A	0.00%	0.00%	0.02%	0.63%	0.94%	0.48%	0.43%
PIMCO Government Money Market Fund Class C	0.00%	0.00%	0.02%	0.63%	0.94%	0.48%	0.43%
FTSE 3-Month Treasury Bill Index			0.17%	1.02%	1.16%	0.61%	0.54%♦
Lipper Institutional U.S. Government Money Markets Funds Average			0.03%	0.65%	0.84%	0.43%	0.39%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had greater exposure to high quality and short maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained low over the reporting period, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	47.9%

U.S. Government Agencies	29.7%

Corporate Bonds & Notes	17.3%

Asset-Backed Securities	2.4%

Non-Agency Mortgage-Backed Securities	2.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	2.21%	3.54%	2.35%	1.88%	4.17%
PIMCO Low Duration Fund II Administrative Class	2.08%	3.28%	2.10%	1.62%	3.91%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	3.58%	1.80%	1.28%	3.70%
Lipper Short Investment Grade Debt Funds Average	5.19%	3.03%	2.28%	1.84%	3.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, and 0.78% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of Agency mortgage-backed securities contributed to relative performance, as total returns for these securities were positive.

»	Holdings of non-Agency securities contributed to relative performance due to security selection.

»	There were no material detractors for this Fund.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	37.6%

Short-Term Instruments	29.0%

U.S. Government Agencies	26.8%

Sovereign Issues	2.2%

Non-Agency Mortgage-Backed Securities	1.8%

Others	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	2.40%	2.99%	2.14%	2.05%	3.87%
PIMCO Low Duration ESG Fund I-2	2.35%	2.88%	2.04%	1.94%	3.76%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	3.58%	1.80%	1.28%	3.22%
Lipper Short Investment Grade Debt Funds Average	5.19%	3.03%	2.28%	1.84%	3.33%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.58% for Institutional Class shares, and 0.68% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation.. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of Agency mortgage backed securities contributed to relative performance, as total returns for these securities were positive.

»	Holdings of emerging market debt contributed to relative performance, as spreads tightened.

»	Long exposure to duration in Italy, particularly in Q2, detracted from performance, as rates declined in April.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	38.1%

Short-Term Instruments‡	27.1%

U.S. Government Agencies	18.8%

Asset-Backed Securities	13.4%

Sovereign Issues	1.0%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	2.99%	1.46%	1.91%	1.54%
PIMCO Short Asset Investment Fund Class M	2.99%	1.46%	1.91%	1.54%
PIMCO Short Asset Investment Fund I-2	2.93%	1.36%	1.80%	1.44%
PIMCO Short Asset Investment Fund I-3	2.91%	1.31%	1.75%	1.37%
PIMCO Short Asset Investment Fund Administrative Class	2.86%	1.21%	1.64%	1.28%
PIMCO Short Asset Investment Fund Class A	2.81%	1.11%	1.55%	1.19%
PIMCO Short Asset Investment Fund Class A (adjusted)	2.81%	(1.17)%	1.09%	0.91%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.71%
Lipper Ultra-Short Obligation Funds Average	2.86%	1.66%	1.63%	1.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.36% for Institutional Class shares, 0.36% for Class M shares, 0.46% for I-2 shares, 0.56% for I-3 Shares, 0.61% for Administrative Class shares, and 0.71% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of select asset backed securities contributed to relative performance, as spreads tightened.

»	An underweight exposure to U.S. duration contributed to relative performance, as rates increased.

»	There were no material detractors for this Fund.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,000.20	$0.80	$1,000.00	$1,024.27	$0.81	0.16%
Class M	1,000.00	1,000.20	0.80	1,000.00	1,024.27	0.81	0.16
I-2	1,000.00	1,000.20	0.80	1,000.00	1,024.27	0.81	0.16
Administrative Class	1,000.00	1,000.20	0.80	1,000.00	1,024.27	0.81	0.16
Class A	1,000.00	1,000.20	0.80	1,000.00	1,024.27	0.81	0.16
Class C	1,000.00	1,000.20	0.80	1,000.00	1,024.27	0.81	0.16

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,022.10	$2.53	$1,000.00	$1,022.56	$2.54	0.50%
Administrative Class	1,000.00	1,020.80	3.80	1,000.00	1,021.31	3.80	0.75

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,024.00	$2.54	$1,000.00	$1,022.56	$2.54	0.50%
I-2	1,000.00	1,023.50	3.04	1,000.00	1,022.06	3.04	0.60

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,029.90	$1.83	$1,000.00	$1,023.26	$1.83	0.36%
Class M	1,000.00	1,029.90	1.83	1,000.00	1,023.26	1.83	0.36
I-2	1,000.00	1,029.30	2.34	1,000.00	1,022.76	2.33	0.46
I-3	1,000.00	1,029.10	2.59	1,000.00	1,022.51	2.59	0.51
Administrative Class	1,000.00	1,028.60	3.10	1,000.00	1,022.01	3.09	0.61
Class A	1,000.00	1,028.10	3.61	1,000.00	1,021.51	3.60	0.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

04/01/2020 - 09/30/2020+	$1.00	$0.00	$0.00	$0.00	$(0.00)	$0.00	$0.00	$(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class M

04/01/2020 - 09/30/2020+	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)
I-2

04/01/2020 - 09/30/2020+	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	0.00
Administrative Class

04/01/2020 - 09/30/2020+	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

04/01/2020 - 09/30/2020+	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
Class C

04/01/2020 - 09/30/2020+	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)

PIMCO Low Duration Fund II
Institutional Class

04/01/2020 - 09/30/2020+	$9.75	$0.04	$0.18	$0.22	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)

03/31/2016	9.84	0.13	(0.07)	0.06	(0.17)	0.00	0.00	(0.17)
Administrative Class

04/01/2020 - 09/30/2020+	9.75	0.03	0.17	0.20	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)

03/31/2016	9.84	0.10	(0.06)	0.04	(0.15)	0.00	0.00	(0.15)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$1.00	0.02%	$529,834	0.16	%*	0.18	%*	0.16	%*	0.18	%*	0.00	%*	N/A

1.00	1.83	571,748	0.17		0.18		0.17		0.18		1.76		N/A

1.00	2.03	411,895	0.18		0.18		0.18		0.18		2.07		N/A

1.00	1.03	225,369	0.18		0.18		0.18		0.18		1.06		N/A

1.00	0.31	131,503	0.19	*	0.19	*	0.19	*	0.19	*	0.38	*	N/A

1.00	0.02	315,798	0.16	*	0.18	*	0.16	*	0.18	*	0.00	*	N/A

1.00	1.83	355,884	0.17		0.18		0.17		0.18		1.82		N/A

1.00	2.03	332,849	0.18		0.18		0.18		0.18		2.02		N/A

1.00	1.02	405,380	0.18		0.18		0.18		0.18		0.96		N/A

1.00	0.34	546,517	0.19		0.19		0.19		0.19		0.32		N/A

1.00	0.12	349,528	0.16		0.18		0.16		0.18		0.05		N/A

1.00	0.02	22,720	0.16	*	0.28	*	0.16	*	0.28	*	0.00	*	N/A

1.00	1.73	63,897	0.27		0.28		0.27		0.28		1.49		N/A

1.00	1.93	16,007	0.28		0.28		0.28		0.28		2.04		N/A

1.00	0.92	12,444	0.28		0.28		0.28		0.28		0.95		N/A

1.00	0.24	2,885	0.29		0.29		0.29		0.29		0.24		N/A

1.00	0.08	1,040	0.19		0.28		0.19		0.28		0.04		N/A

1.00	0.02	63,475	0.16	*	0.18	*	0.16	*	0.18	*	0.00	*	N/A

1.00	1.83	204,673	0.17		0.18		0.17		0.18		1.47		N/A

1.00	2.03	63,929	0.18		0.18		0.18		0.18		1.96		N/A

1.00	1.03	104,669	0.18		0.18		0.18		0.18		1.02		N/A

1.00	0.31	85,639	0.19	*	0.19	*	0.19	*	0.19	*	0.39	*	N/A

1.00	0.02	760,206	0.16	*	0.33	*	0.16	*	0.33	*	0.00	*	N/A

1.00	1.68	1,075,849	0.32		0.33		0.32		0.33		1.56		N/A

1.00	1.88	454,398	0.33		0.33		0.33		0.33		1.96		N/A

1.00	0.87	139,820	0.33		0.33		0.33		0.33		0.86		N/A

1.00	0.19	134,221	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.07	6,649	0.21		0.33		0.21		0.33		0.04		N/A

1.00	0.02	52,571	0.16	*	0.33	*	0.16	*	0.33	*	0.00	*	N/A

1.00	1.68	82,022	0.32		0.33		0.32		0.33		1.62		N/A

1.00	1.88	47,512	0.33		0.33		0.33		0.33		1.89		N/A

1.00	0.87	35,277	0.33		0.33		0.33		0.33		0.85		N/A

1.00	0.19	57,969	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.07	3,531	0.22		0.33		0.22		0.33		0.05		N/A

$9.91	2.21%	$404,831	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.80	%*	220%

9.75	3.33	399,558	0.53		0.53		0.50		0.50		2.31		234

9.68	2.49	365,472	0.54		0.54		0.50		0.50		2.31		522

9.67	0.72	365,528	0.50		0.50		0.50		0.50		1.37		701

9.75	2.03	321,426	0.54		0.54		0.50		0.50		1.34		491

9.73	0.66	340,320	0.54		0.54		0.50		0.50		1.29		282

9.91	2.08	10,170	0.75	*	0.75	*	0.75	*	0.75	*	0.55	*	220

9.75	3.08	9,973	0.78		0.78		0.75		0.75		2.06		234

9.68	2.24	9,567	0.79		0.79		0.75		0.75		2.06		522

9.67	0.46	9,071	0.75		0.75		0.75		0.75		1.11		701

9.75	1.77	9,055	0.79		0.79		0.75		0.75		1.10		491

9.73	0.41	10,037	0.79		0.79		0.75		0.75		1.03		282

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.51	$0.05	$0.18	$0.23	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)

03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)

03/31/2016	9.69	0.17	(0.18)	(0.01)	(0.11)	0.00	(0.09)	(0.20)
I-2

04/01/2020 - 09/30/2020+	9.51	0.04	0.18	0.22	(0.05)	0.00	0.00	(0.05)

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.69	0.16	(0.18)	(0.02)	(0.10)	0.00	(0.09)	(0.19)

PIMCO Short Asset Investment Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.76	$0.05	$0.24	$0.29	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

03/31/2016	10.02	0.10	(0.02)	0.08	(0.10)	0.00	0.00	(0.10)
Class M

04/01/2020 - 09/30/2020+	9.76	0.05	0.24	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

12/21/2015 - 03/31/2016	10.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
I-2

04/01/2020 - 09/30/2020+	9.76	0.04	0.25	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)

03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)

03/31/2016	10.02	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)
I-3

04/01/2020 - 09/30/2020+	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

04/01/2020 - 09/30/2020+	9.76	0.05	0.23	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)

03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2016	10.02	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.68	2.40%	$284,704	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.94	%*	178%

9.51	3.00	174,941	0.58		0.58		0.50		0.50		2.25		296

9.45	2.28	200,150	0.52		0.52		0.50		0.50		1.98		492

9.45	0.61	152,255	0.50		0.50		0.50		0.50		0.99		456

9.48	1.89	127,164	0.55		0.55		0.50		0.50		1.81		455

9.48	(0.10)	165,419	0.52		0.52		0.50		0.50		1.79		257

9.68	2.35	125,125	0.60	*	0.60	*	0.60	*	0.60	*	0.89	*	178

9.51	2.89	115,117	0.68		0.68		0.60		0.60		2.03		296

9.45	2.18	48,685	0.62		0.62		0.60		0.60		1.88		492

9.45	0.51	37,748	0.60		0.60		0.60		0.60		0.90		456

9.48	1.79	35,142	0.65		0.65		0.60		0.60		1.68		455

9.48	(0.20)	33,327	0.62		0.62		0.60		0.60		1.65		257

$10.00	2.99%	$3,944,312	0.36	%*	0.36	%*	0.35	%*	0.35	%*	0.96	%*	37%

9.76	(0.15)	3,121,876	0.35		0.36		0.33		0.34		2.40		89

10.01	2.32	4,124,502	0.34		0.38		0.30		0.34		2.55		110

10.04	1.92	2,341,486	0.29		0.37		0.26		0.34		1.67		123

10.05	1.91	1,002,290	0.26		0.36		0.24		0.34		1.32		946

10.00	0.79	599,714	0.25		0.35		0.24		0.34		0.96		256

10.00	2.99	7,763	0.36	*	0.36	*	0.35	*	0.35	*	1.00	*	37

9.76	(0.15)	7,535	0.35		0.36		0.33		0.34		2.36		89

10.01	2.32	5,103	0.34		0.38		0.30		0.34		2.59		110

10.04	1.93	10	0.29		0.37		0.26		0.34		1.63		123

10.05	1.91	10	0.26		0.36		0.24		0.34		1.32		946

10.00	0.34	10	0.25	*	0.35	*	0.24	*	0.34	*	1.17	*	256

10.00	2.93	411,343	0.46	*	0.46	*	0.45	*	0.45	*	0.90	*	37

9.76	(0.24)	369,323	0.45		0.46		0.43		0.44		2.31		89

10.01	2.22	383,620	0.44		0.48		0.40		0.44		2.45		110

10.04	1.81	210,245	0.39		0.47		0.36		0.44		1.55		123

10.05	1.81	125,011	0.36		0.46		0.34		0.44		1.24		946

10.00	0.69	53,296	0.35		0.45		0.34		0.44		0.97		256

10.00	2.91	19,704	0.51	*	0.56	*	0.50	*	0.55	*	0.59	*	37

9.76	(0.30)	794	0.50		0.56		0.48		0.54		2.25		89

10.01	1.92	2,710	0.49	*	0.58	*	0.45	*	0.54	*	2.57	*	110

10.00	2.86	80,482	0.61	*	0.61	*	0.60	*	0.60	*	0.97	*	37

9.76	(0.40)	83,858	0.60		0.61		0.58		0.59		2.17		89

10.01	2.04	101,916	0.59		0.63		0.55		0.59		2.32		110

10.04	1.62	24,279	0.54		0.62		0.51		0.59		1.33		123

10.05	1.66	349,448	0.51		0.61		0.49		0.59		1.23		946

10.00	0.54	321	0.50		0.60		0.49		0.59		0.68		256

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Short Asset Investment Fund (Cont.)
Class A

04/01/2020 - 09/30/2020+	$9.76	$0.03	$0.24	$0.27	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)

03/31/2016	10.02	0.07	(0.03)	0.04	(0.06)	0.00	0.00	(0.06)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.00	2.81%	$558,272	0.71	%*	0.71	%*	0.70	%*	0.70	%*	0.64	%*	37%

9.76	(0.49)	487,755	0.70		0.71		0.68		0.69		2.02		89

10.01	1.97	534,734	0.69		0.73		0.65		0.69		2.19		110

10.04	1.56	415,240	0.64		0.72		0.61		0.69		1.31		123

10.05	1.55	182,428	0.61		0.71		0.59		0.69		0.98		946

10.00	0.43	58,738	0.60		0.70		0.59		0.69		0.67		256

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$1,838,877	$390,519	$496,052	$3,778,415
Investments in Affiliates	0	85,298	0	1,258,151
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	76	84	471
Over the counter	0	41	574	0
Cash	66,501	0	0	0
Deposits with counterparty	0	563	954	2,857
Foreign currency, at value	0	0	405	0
Receivable for investments sold	0	19	59	1,235
Receivable for TBA investments sold	0	76,973	104,571	0
Receivable for Fund shares sold	31,871	215	751	17,675
Interest and/or dividends receivable	164	671	1,414	7,772
Dividends receivable from Affiliates	0	80	0	761
Total Assets	1,937,413	554,455	604,864	5,067,337

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$484
Payable for short sales	0	8,434	7,568	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	79	23	217
Over the counter	0	1	50	0
Payable for investments purchased	189,400	0	26,797	35,891
Payable for investments in Affiliates purchased	0	80	0	761
Payable for TBA investments purchased	0	128,219	159,708	0
Deposits from counterparty	0	420	530	0
Payable for Fund shares redeemed	3,173	2,033	178	6,411
Distributions payable	1	14	3	48
Accrued investment advisory fees	163	86	83	842
Accrued supervisory and administrative fees	72	86	93	671
Accrued distribution fees	0	2	0	2
Accrued servicing fees	0	0	0	114
Accrued reimbursement to PIMCO	0	0	0	20
Other liabilities	0	0	2	0
Total Liabilities	192,809	139,454	195,035	45,461

Net Assets	$1,744,604	$415,001	$409,829	$5,021,876

Net Assets Consist of:

Paid in capital	$1,744,601	$416,992	$409,164	$5,059,010
Distributable earnings (accumulated loss)	3	(1,991)	665	(37,134)

Net Assets	$1,744,604	$415,001	$409,829	$5,021,876

Cost of investments in securities	$1,838,877	$386,548	$490,480	$3,770,866
Cost of investments in Affiliates	$0	$83,886	$0	$1,250,584
Cost of foreign currency held	$0	$0	$401	$0
Proceeds received on short sales	$0	$8,429	$7,567	$0
Cost or premiums of financial derivative instruments, net	$0	$(37)	$(13)	$0

* Includes repurchase agreements of:	$1,298,117	$55,491	$67,067	$22,892

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$529,834	$404,831	$284,704	$3,944,312
Class M	315,798	N/A	N/A	7,763
I-2	22,720	N/A	125,125	411,343
I-3	N/A	N/A	N/A	19,704
Administrative Class	63,475	10,170	N/A	80,482
Class A	760,206	N/A	N/A	558,272
Class C	52,571	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	529,835	40,843	29,399	394,384
Class M	315,798	N/A	N/A	776
I-2	22,720	N/A	12,921	41,132
I-3	N/A	N/A	N/A	1,970
Administrative Class	63,475	1,026	N/A	8,048
Class A	760,205	N/A	N/A	55,824
Class C	52,571	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.91	$9.68	$10.00
Class M	1.00	N/A	N/A	10.00
I-2	1.00	N/A	9.68	10.00
I-3	N/A	N/A	N/A	10.00
Administrative Class	1.00	9.91	N/A	10.00
Class A	1.00	N/A	N/A	10.00
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest	$1,532	$2,141	$2,587	$25,066
Dividends from Investments in Affiliates	0	604	0	4,400
Total Income	1,532	2,745	2,587	29,466

Expenses:

Investment advisory fees	1,112	527	442	4,443
Supervisory and administrative fees	1,311	527	505	3,576
Distribution and/or servicing fees - Administrative Class	0	13	N/A	64
Servicing fees - Class A	0	N/A	N/A	649
Trustee fees	5	1	1	9
Interest expense	1	0	2	148
Miscellaneous expense	0	0	0	109
Total Expenses	2,429	1,068	950	8,998
Waiver and/or Reimbursement by PIMCO	(917)	0	0	(10)
Net Expenses	1,512	1,068	950	8,988

Net Investment Income (Loss)	20	1,677	1,637	20,478

Net Realized Gain (Loss):

Investments in securities	367	3,897	3,484	1,773
Investments in Affiliates	0	0	0	(6,266)
Exchange-traded or centrally cleared financial derivative instruments	0	2,902	(389)	(7,296)
Over the counter financial derivative instruments	0	114	(1,191)	0
Foreign currency	0	0	63	0

Net Realized Gain (Loss)	367	6,913	1,967	(11,789)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	1,283	4,584	87,680
Investments in Affiliates	0	2,226	0	19,932
Exchange-traded or centrally cleared financial derivative instruments	0	(2,610)	(119)	6,471
Over the counter financial derivative instruments	0	(73)	(104)	0
Foreign currency assets and liabilities	0	0	10	0

Net Change in Unrealized Appreciation (Depreciation)	0	826	4,371	114,083

Net Increase (Decrease) in Net Assets Resulting from Operations	$387	$9,416	$7,975	$122,772

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$20	$31,691	$1,677	$8,980	$1,637	$6,040	$20,478	$112,240
Net realized gain (loss)	367	188	6,913	355	1,967	(449)	(11,789)	(27,684)
Net change in unrealized appreciation (depreciation)	0	0	826	3,358	4,371	1,837	114,083	(94,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	387	31,879	9,416	12,693	7,975	7,428	122,772	(9,688)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(101)	(8,462)	(2,300)	(9,733)	(1,324)	(4,550)	(17,066)	(91,212)
Class M	(53)	(5,959)	N/A	N/A	N/A	N/A	(39)	(127)
I-2	(10)	(338)	N/A	N/A	(694)	(1,681)	(1,867)	(9,360)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(10)	(20)
Administrative Class	(28)	(3,157)	(44)	(227)	N/A	N/A	(257)	(1,321)
Class A	(182)	(13,280)	N/A	N/A	N/A	N/A	(1,714)	(10,654)
Class C	(14)	(680)	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(388)	(31,876)	(2,344)	(9,960)	(2,018)	(6,231)	(20,953)	(112,694)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(609,468)	1,027,480	(1,602)	31,759	113,814	40,026	848,916	(959,062)

Total Increase (Decrease) in Net Assets	(609,469)	1,027,483	5,470	34,492	119,771	41,223	950,735	(1,081,444)

Net Assets:

Beginning of period	2,354,073	1,326,590	409,531	375,039	290,058	248,835	4,071,141	5,152,585
End of period	$1,744,604	$2,354,073	$415,001	$409,531	$409,829	$290,058	$5,021,876	$4,071,141

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.4%

U.S. GOVERNMENT AGENCIES 0.9%

Fannie Mae
0.410% due 01/21/2022 •	$15,000	$15,000

Total U.S. Government Agencies (Cost $15,000)		15,000

SHORT-TERM INSTRUMENTS 104.5%

REPURCHASE AGREEMENTS (c) 74.4%
		1,298,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 19.9%

Federal Home Loan Bank
0.155% due 09/10/2021 •	$12,000	$11,978
0.170% due 10/08/2020 •	55,000	55,000
0.340% due 07/14/2021 •	100,000	100,000

Freddie Mac
0.190% due 06/04/2021 •	130,000	129,831

U.S. Treasury Floating Rate Notes
0.254% due 01/31/2022 •	50,000	49,995

		346,804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 10.2%
0.173% due 10/06/2020 - 12/10/2020 (a)(b)	$179,000	$178,956

Total Short-Term Instruments (Cost $1,823,877)		1,823,877

Total Investments in Securities (Cost $1,838,877)		1,838,877

Total Investments 105.4% (Cost $1,838,877)		$1,838,877

Other Assets and Liabilities, net (5.4)%		(94,273)

Net Assets 100.0%		$1,744,604

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	0.110%	09/30/2020	10/01/2020	$99,600	U.S. Treasury Notes 3.125% due 11/15/2028	$(101,444)	$99,600	$99,600
FICC	0.000	09/30/2020	10/01/2020	2,917	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(2,975)	2,917	2,917
IND	0.110	09/30/2020	10/01/2020	237,200	U.S. Treasury Bonds 4.375% due 05/15/2040	(240,712)	237,200	237,201
JPS	0.110	09/30/2020	10/01/2020	190,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(192,541)	190,000	190,001
	0.110	10/01/2020	10/02/2020	122,900	U.S. Treasury Bonds 3.000% due 11/15/2044	(125,368)	122,900	122,900
MBC	0.110	09/30/2020	10/01/2020	83,100	U.S. Treasury Notes 1.500% due 11/30/2024	(85,672)	83,100	83,100
	0.110	09/25/2020	10/02/2020	1,800	U.S. Treasury Notes 1.875% due 09/30/2022	(1,841)	1,800	1,800
NXN	0.110	09/30/2020	10/01/2020	100,000	U.S. Treasury Bonds 3.125% due 05/15/2048	(101,514)	100,000	100,000
RDR	0.100	09/30/2020	10/01/2020	300,000	U.S. Treasury Notes 1.500% - 2.750% due 10/31/2021 - 02/15/2029	(306,090)	300,000	300,001
SGY	0.100	09/30/2020	10/01/2020	160,600	U.S. Treasury Notes 0.125% - 0.375% due 03/31/2022 - 06/30/2022	(163,853)	160,600	160,600

Total Repurchase Agreements						$(1,322,010)	$1,298,117	$1,298,120

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$99,600	$0	$0	$99,600	$(101,444)	$(1,844)
FICC	2,917	0	0	2,917	(2,975)	(58)
IND	237,201	0	0	237,201	(240,712)	(3,511)
JPS	312,901	0	0	312,901	(317,908)	(5,007)
MBC	84,900	0	0	84,900	(87,513)	(2,613)
NXN	100,000	0	0	100,000	(101,514)	(1,514)
RDR	300,001	0	0	300,001	(306,090)	(6,089)
SGY	160,600	0	0	160,600	(163,853)	(3,253)

Total Borrowings and Other Financing Transactions	$1,298,120	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(72) at a weighted average interest rate of 0.500%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
U.S. Government Agencies	$0	$15,000	$0	$15,000
Short-Term Instruments
Repurchase Agreements	0	1,298,117	0	1,298,117
Short-Term Notes	0	346,804	0	346,804
U.S. Treasury Bills	0	178,956	0	178,956

Total Investments	$0	$1,838,877	$0	$1,838,877

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.2%

CORPORATE BONDS & NOTES 19.8%

BANKING & FINANCE 9.7%

Allstate Corp.
0.848% (US0003M + 0.630%) due 03/29/2023 ~	$1,500	$1,512

American Express Co.
3.400% due 02/27/2023	1,200	1,278

American Honda Finance Corp.
0.730% (US0003M + 0.450%) due 02/15/2022 ~	1,600	1,604

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~	900	881

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~	700	703
1.486% due 05/19/2024 •	1,100	1,120
2.881% due 04/24/2023 •	1,300	1,345
4.100% due 07/24/2023	1,000	1,098

Capital One Financial Corp.
0.718% (US0003M + 0.450%) due 10/30/2020 ~	1,300	1,300

Charles Schwab Corp.
2.650% due 01/25/2023	600	629

Citibank N.A.
2.844% due 05/20/2022 •	1,100	1,117

Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~	300	303
1.678% due 05/15/2024 •	1,300	1,333
2.700% due 10/27/2022	1,000	1,043

Federal Realty Investment Trust
3.950% due 01/15/2024	1,000	1,084

Goldman Sachs Group, Inc.
1.006% (US0003M + 0.750%) due 02/23/2023 ~	500	502
1.041% (US0003M + 0.780%) due 10/31/2022 ~	1,300	1,306
1.856% (US0003M + 1.600%) due 11/29/2023 ~	100	103
2.876% due 10/31/2022 •	1,300	1,331

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	2,000	2,030

Intercontinental Exchange, Inc.
2.350% due 09/15/2022	1,100	1,139

Jackson National Life Global Funding
0.730% (US0003M + 0.480%) due 06/11/2021 ~	1,300	1,303

JPMorgan Chase & Co.
0.653% due 09/16/2024 •	1,000	1,001

Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024	1,200	1,312

Metropolitan Life Global Funding
0.950% due 07/02/2025	1,300	1,313
2.400% due 06/17/2022	1,100	1,137

National Securities Clearing Corp.
1.200% due 04/23/2023	1,300	1,324

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022	800	809

PNC Bank N.A.
0.708% (US0003M + 0.450%) due 07/22/2022 ~	500	501

Private Export Funding Corp.
2.650% due 02/16/2021	1,400	1,413

Public Storage
2.370% due 09/15/2022	1,100	1,139

Reliance Standard Life Global Funding
2.625% due 07/22/2022	1,000	1,030

Simon Property Group LP
2.750% due 06/01/2023	300	314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Bank N.A.
0.565% (US0003M + 0.320%) due 04/26/2021 ~	$1,100	$1,101

Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~	1,500	1,519
1.654% due 06/02/2024 •	1,100	1,121

Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~	1,100	1,103

		40,201

INDUSTRIALS 8.7%

AbbVie, Inc.
2.900% due 11/06/2022	1,300	1,364
3.200% due 11/06/2022	1,000	1,054

Anthem, Inc.
2.375% due 01/15/2025	1,000	1,063

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022	1,500	1,569

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~	1,100	1,102
2.750% due 07/15/2021	1,100	1,119

BMW U.S. Capital LLC
3.100% due 04/12/2021	900	913
3.450% due 04/12/2023	1,200	1,282

BP Capital Markets America, Inc.
4.500% due 10/01/2020	400	400

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	1,100	1,241

Chevron Corp.
1.141% due 05/11/2023	2,900	2,958
1.554% due 05/11/2025	1,100	1,141

Cigna Corp.
3.050% due 11/30/2022	2,000	2,105
3.400% due 09/17/2021	1,100	1,132

Crown Castle Towers LLC
3.222% due 05/15/2042	800	812

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	1,100	1,100
1.180% (US0003M + 0.900%) due 02/15/2022 ~	1,200	1,207
2.550% due 08/15/2022	1,000	1,034

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	1,576	1,579

ERAC USA Finance LLC
4.500% due 08/16/2021	800	827

Philip Morris International, Inc.
2.375% due 08/17/2022	1,100	1,134

Phillips 66
0.834% (US0003M + 0.600%) due 02/26/2021 ~	1,100	1,100

Ryder System, Inc.
2.500% due 09/01/2022	800	826

Southern Co.
2.350% due 07/01/2021	1,000	1,013

Stryker Corp.
1.150% due 06/15/2025	1,000	1,013

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~	1,800	1,801
1.197% (US0003M + 0.940%) due 11/12/2021 ~	1,100	1,106
3.875% due 11/13/2020	1,100	1,104
4.000% due 11/12/2021	1,800	1,868

		35,967

UTILITIES 1.4%

AEP Texas, Inc.
2.400% due 10/01/2022	300	311

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	$1,000	$1,031
2.800% due 01/15/2023	1,200	1,261

Ohio Power Co.
5.375% due 10/01/2021	300	315

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,150	1,164

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,886

		5,968

Total Corporate Bonds & Notes (Cost $80,823)		82,136

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	1,000	1,000

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.041% due 11/01/2023	700	702

Total Municipal Bonds & Notes (Cost $1,700)		1,702

U.S. GOVERNMENT AGENCIES 34.1%

Fannie Mae
0.598% due 10/25/2030 •	12	12
2.371% due 07/01/2042 •	52	52
2.421% due 09/01/2041 •	149	150
2.571% due 08/01/2030 •	38	38
2.605% due 12/01/2034 •	102	103
3.176% due 05/01/2038 •	230	243
3.366% due 11/01/2034 •	151	161
3.423% due 01/01/2035 •	32	33
3.574% due 07/01/2035 •	7	7
3.750% due 01/01/2024 •	15	15
3.780% due 06/01/2035 •	99	100
4.000% due 01/25/2033	12	12
4.417% due 09/01/2028 •	10	10
4.500% due 01/01/2036	160	167
5.214% due 12/25/2042 ~	48	53
6.102% due 01/25/2040 •(a)	1,323	258
8.000% due 11/25/2023	7	8

Freddie Mac
0.000% due 05/15/2037 (b)(d)	226	222
0.556% due 12/15/2042 •	761	764
0.680% due 08/06/2025	8,300	8,314
0.690% due 08/05/2025	6,700	6,707
0.700% due 08/12/2025 - 08/18/2025	3,500	3,502
0.702% due 07/15/2041 •	581	588
0.872% due 05/15/2037 •	230	234
2.000% due 11/15/2026	761	781
2.371% due 02/25/2045 •	360	366
2.921% due 07/01/2035 •	27	27
4.000% due 08/01/2048	4,094	4,454
6.298% due 04/15/2037 •(a)	1,122	242
6.500% due 07/25/2043	388	485
8.500% due 06/01/2025	1	1
9.436% due 08/15/2044 •	630	814

Ginnie Mae
0.624% due 06/20/2065 •	501	501
0.655% due 07/20/2067 •	2,562	2,569
0.755% due 03/20/2065 •	1,471	1,480
0.785% due 03/20/2065 •	1,597	1,608
0.925% due 10/20/2066 •	1,044	1,057
0.955% due 05/20/2066 •	612	620
1.005% due 04/20/2066 •	1,175	1,194
1.055% due 04/20/2066 •	1,028	1,046
1.249% due 09/20/2067 •	2,255	2,304
1.406% due 08/20/2070 •	1,700	1,801
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2025 ~	24	24

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 04/20/2027 - 05/20/2027 •	$47	$49
3.125% (H15T1Y + 1.500%) due 10/20/2025 ~	58	60
3.250% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	45	44
3.250% due 07/20/2030 •	33	35
4.000% due 06/20/2047	1,175	1,264
4.500% due 08/20/2048 - 02/20/2049	6,708	7,222
5.000% due 01/20/2049 - 10/20/2049	13,250	14,414

Ginnie Mae, TBA
4.500% due 11/01/2050	1,000	1,073

Uniform Mortgage-Backed Security
3.500% due 04/01/2045 - 11/01/2047	11,233	12,243
4.000% due 07/01/2048 - 08/01/2048	2,637	2,826
4.500% due 04/01/2024 - 07/01/2025	476	504
6.000% due 11/01/2022	3	3

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050 - 12/01/2050	53,000	55,472
4.500% due 10/01/2050	3,000	3,246

Total U.S. Government Agencies (Cost $139,168)		141,582

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Inflation Protected Securities (e)
0.500% due 04/15/2024	616	654

Total U.S. Treasury Obligations (Cost $624)		654

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •	40	41

Banc of America Funding Trust
3.676% due 05/25/2035 ~	251	254

Bear Stearns Adjustable Rate Mortgage Trust
3.609% due 02/25/2036 ^~	14	14
3.682% due 02/25/2033 ~	2	2
3.751% due 02/25/2033 ~	5	5
4.051% due 01/25/2034 ~	40	41

Bear Stearns ALT-A Trust
3.502% due 05/25/2035 ~	193	192

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	29	30
3.840% due 09/25/2035 •	34	36

Countrywide Home Loan Mortgage Pass-Through Trust
3.597% due 02/20/2035 ~	36	36
3.735% due 11/25/2034 ~	53	52
3.793% due 02/20/2036 ^•	290	281

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	24	22
4.996% due 06/25/2032 ~	2	2

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029	900	900

GS Mortgage Securities Trust
3.206% due 02/10/2048	1,771	1,858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
2.904% due 06/25/2034 ~	$273	$263
3.681% due 09/25/2035 ~	209	212

HomeBanc Mortgage Trust
0.388% due 07/25/2035 •	245	246

Impac CMB Trust
0.848% due 02/25/2036 •	675	667

JPMorgan Mortgage Trust
3.599% due 04/25/2035 ~	255	269

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~	345	349

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.012% due 08/15/2032 •	837	809

Merrill Lynch Mortgage Investors Trust
3.776% due 02/25/2035 ~	92	95

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,914	2,039

Prime Mortgage Trust
0.548% due 02/25/2034 •	17	16

RBSSP Resecuritization Trust
3.317% due 12/25/2035 ~	112	112

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •	58	57
0.408% due 03/25/2037 •	161	79
0.816% due 09/19/2032 •	33	32
1.036% due 05/19/2035 •	802	789
6.377% due 06/25/2029 ~	33	31

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •	58	57
0.438% due 10/25/2045 •	42	41
0.688% due 07/25/2045 •	58	54
2.089% due 01/25/2046 •	280	277
2.419% due 06/25/2042 •	17	17

Total Non-Agency Mortgage-Backed Securities (Cost $10,076)		10,277

ASSET-BACKED SECURITIES 2.8%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.397% due 08/15/2033 •	376	375
1.802% due 03/15/2032 •	115	115

Bear Stearns Asset-Backed Securities Trust
1.148% due 10/25/2037 •	135	135

Chesapeake Funding LLC
0.522% due 08/15/2030 •	742	735
3.230% due 08/15/2030	544	552

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •	14	9

Edsouth Indenture LLC
1.298% due 09/25/2040 •	210	210

Ford Credit Floorplan Master Owner Trust
0.432% due 05/15/2023 •	1,500	1,500
2.840% due 03/15/2024	900	931

Fremont Home Loan Trust
0.208% due 01/25/2037 •	8	4

GMF Floorplan Owner Revolving Trust
0.532% due 03/15/2023 •	1,800	1,801
3.130% due 03/15/2023	1,800	1,822

GSAMP Trust
0.218% due 12/25/2036 •	53	32

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	709	713

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •	$86	$32

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.228% due 03/25/2035 •	238	239

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•	90	30

SLC Student Loan Trust
0.350% due 09/15/2026 •	98	98

SLM Student Loan Trust
0.365% due 01/25/2027 •	575	570
0.720% due 12/15/2027 •	244	242

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	625	633

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	8	8

Structured Asset Investment Loan Trust
1.123% due 10/25/2033 •	45	45

Towd Point Mortgage Trust
3.000% due 11/25/2059 ~	847	862

Total Asset-Backed Securities (Cost $11,686)		11,693

SHORT-TERM INSTRUMENTS 34.4%

REPURCHASE AGREEMENTS (f) 13.4%
		55,491

U.S. TREASURY BILLS 21.0%
0.116% due 10/22/2020 - 01/21/2021 (c)(d)	87,000	86,984

Total Short-Term Instruments (Cost $142,471)		142,475

Total Investments in Securities (Cost $386,548)		390,519

	SHARES
INVESTMENTS IN AFFILIATES 20.5%

SHORT-TERM INSTRUMENTS 20.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.5%

PIMCO Short Asset Portfolio	8,506,917	85,180

PIMCO Short-Term Floating NAV Portfolio III	11,967	118

Total Short-Term Instruments (Cost $83,886)		85,298

Total Investments in Affiliates (Cost $83,886)		85,298

Total Investments 114.7% (Cost $470,434)		$475,817

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(37))		37

Other Assets and Liabilities, net (14.7)%		(60,853)

Net Assets 100.0%		$415,001

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$591	U.S. Treasury Notes 2.125% due 08/15/2021	$(603)	$591	$591
SAL	0.110	09/30/2020	10/01/2020	54,900	U.S. Treasury Bonds 3.125% due 08/15/2044	(55,658)	54,900	54,900

Total Repurchase Agreements						$(56,261)	$55,491	$55,491

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.0)%
Uniform Mortgage-Backed Security, TBA	4.000%	11/01/2050	$7,900	$(8,429)	$(8,434)

Total Short Sales (2.0)%				$(8,429)	$(8,434)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$591	$0	$0	$591	$(603)	$(12)
SAL	54,900	0	0	54,900	(55,658)	(758)

Total Borrowings and Other Financing Transactions	$55,491	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	461	$101,863	$43	$0	$(4)
U.S. Treasury 5-Year Note December Futures	12/2020	744	93,767	121	0	(75)

				$164	$0	$(79)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	302	$(42,138)	$(107)	$76	$0

Total Futures Contracts				$57	$76	$(79)

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$76	$0	$76	$0	$(79)	$0	$(79)

Cash of $563 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	$103.969	11/05/2020	800	$(3)	$(1)

Total Written Options					$(3)	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CDX.MCDX-25 5-Year Index	1.000%	Quarterly	12/20/2020	$18,600	$(34)	$75	$41	$0

Total Swap Agreements						$(34)	$75	$41	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(5)
GST	$0	$0	$41	$41	$0	$0	$0	$0	$41	$(270)	$(229)
SAL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$41	$41	$0	$(1)	$0	$(1)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76

Over the counter
Swap Agreements	$0	$41	$0	$0	$0	$41

	$0	$41	$0	$0	$76	$117

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$79	$79

Over the counter
Written Options	$0	$0	$0	$0	$1	$1

	$0	$0	$0	$0	$80	$80

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,902	$2,902

Over the counter
Written Options	$0	$0	$0	$0	$18	$18
Swap Agreements	0	96	0	0	0	96

	$0	$96	$0	$0	$18	$114

	$0	$96	$0	$0	$2,920	$3,016

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,610)	$(2,610)

Over the counter
Written Options	$0	$0	$0	$0	$2	$2
Swap Agreements	0	(75)	0	0	0	(75)

	$0	$(75)	$0	$0	$2	$(73)

	$0	$(75)	$0	$0	$(2,608)	$(2,683)

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$40,201	$0	$40,201
Industrials	0	35,967	0	35,967
Utilities	0	5,968	0	5,968
Municipal Bonds & Notes
California	0	1,000	0	1,000
Texas	0	702	0	702
U.S. Government Agencies	0	141,582	0	141,582
U.S. Treasury Obligations	0	654	0	654
Non-Agency Mortgage-Backed Securities	0	10,277	0	10,277
Asset-Backed Securities	0	11,693	0	11,693
Short-Term Instruments
Repurchase Agreements	0	55,491	0	55,491
U.S. Treasury Bills	0	86,984	0	86,984

	$0	$390,519	$0	$390,519

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$85,298	$0	$0	$85,298

Total Investments	$85,298	$390,519	$0	$475,817

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,434)	$0	$(8,434)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	76	0	0	76
Over the counter	0	41	0	41

	$76	$41	$0	$117

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(79)	0	0	(79)
Over the counter	0	(1)	0	(1)

	$(79)	$(1)	$0	$(80)

Total Financial Derivative Instruments	$(3)	$40	$0	$37

Totals	$85,295	$382,125	$0	$467,420

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Low Duration ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.0%

CORPORATE BONDS & NOTES 45.5%

BANKING & FINANCE 32.8%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$2,300	$2,473

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		2,650	2,917

American Express Co.
0.849% (US0003M + 0.600%) due 11/05/2021 ~		2,100	2,109
0.873% (US0003M + 0.620%) due 05/20/2022 ~		900	906

American Tower Corp.
2.250% due 01/15/2022		1,200	1,228

Asian Development Bank
1.875% due 08/10/2022		800	825

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	478

Banco Santander Chile
2.700% due 01/10/2025		$2,400	2,533

Bank of America Corp.
0.981% due 09/25/2025 •		1,700	1,701
1.486% due 05/19/2024 •		2,100	2,137

Bank of Nova Scotia
2.375% due 01/18/2023		2,700	2,814

Barclays PLC
0.625% due 11/14/2023 •	EUR	900	1,060
1.710% (US0003M + 1.430%) due 02/15/2023 ~		$700	704
2.852% due 05/07/2026 •		900	935
4.610% due 02/15/2023 •		800	838

BBVA USA
0.980% (US0003M + 0.730%) due 06/11/2021 ~		500	502
3.500% due 06/11/2021		2,635	2,683

BNG Bank NV
2.125% due 12/14/2020		3,000	3,011

BNP Paribas S.A.
3.500% due 03/01/2023		1,000	1,061

Boston Properties LP
3.850% due 02/01/2023		1,300	1,385

Citigroup, Inc.
0.935% (US0003M + 0.690%) due 10/27/2022 ~		700	704
1.678% due 05/15/2024 •		2,300	2,358

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		2,400	2,387
3.875% due 09/26/2023		700	766

CPI Property Group S.A.
2.750% due 05/12/2026	EUR	1,000	1,213

Credit Agricole S.A.
1.284% (US0003M + 1.020%) due 04/24/2023 ~		$1,900	1,916

Credit Suisse Group AG
3.574% due 01/09/2023		800	828

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		900	915

Dexia Credit Local S.A.
2.500% due 01/25/2021		1,400	1,410

Digital Dutch Finco BV
0.625% due 07/15/2025	EUR	2,000	2,376

Equinix, Inc.
1.000% due 09/15/2025 (b)		$3,000	2,975

Equitable Holdings, Inc.
3.900% due 04/20/2023		1,200	1,290

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,942

Five Corners Funding Trust
4.419% due 11/15/2023		1,200	1,334

Goldman Sachs Group, Inc.
1.041% (US0003M + 0.780%) due 10/31/2022 ~		900	904
2.876% due 10/31/2022 •		1,900	1,946

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
5.250% due 07/15/2024		$1,500	$1,566

Host Hotels & Resorts LP
3.375% due 12/15/2029		1,700	1,591

HSBC France S.A.
0.625% due 12/03/2020	EUR	900	1,057

HSBC Holdings PLC
3.033% due 11/22/2023 •		$1,700	1,774

ING Bank NV
0.750% due 11/24/2020	EUR	400	470

ING Groep NV
1.400% due 07/01/2026 •		$3,100	3,140

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	2,800	2,192

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	2,000	2,375

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		$2,800	2,802

KEB Hana Bank
3.375% due 01/30/2022		2,100	2,174

Kilroy Realty LP
3.800% due 01/15/2023		1,800	1,875

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		4,400	4,557

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		1,300	1,305
2.858% due 03/17/2023 •		1,800	1,851

Marsh & McLennan Cos., Inc.
1.418% (US0003M + 1.200%) due 12/29/2021 ~		700	701
3.500% due 12/29/2020		600	605

Metropolitan Life Global Funding
0.950% due 07/02/2025		2,000	2,020

Mizuho Financial Group, Inc.
1.038% (US0003M + 0.790%) due 03/05/2023 ~		1,000	1,007
1.505% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	790
3.922% due 09/11/2024 •		$900	979

Morgan Stanley
3.737% due 04/24/2024 •		900	969

National Australia Bank Ltd.
0.350% due 09/07/2022	EUR	300	355
3.450% due 12/04/2023		$1,500	1,644
3.625% due 06/20/2023		1,500	1,628

Natwest Group PLC
2.359% due 05/22/2024 •		2,300	2,362

Nederlandse Waterschapsbank NV
2.125% due 11/15/2021		2,100	2,144

NongHyup Bank
1.250% due 07/20/2025		2,800	2,830

NTT Finance Corp.
1.900% due 07/21/2021		500	506

ORIX Corp.
4.050% due 01/16/2024		900	987

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		3,500	3,711

Private Export Funding Corp.
2.650% due 02/16/2021		1,000	1,009

Prologis LP
1.250% due 10/15/2030		1,000	977

Reliance Standard Life Global Funding
2.625% due 07/22/2022		900	927

Royal Bank of Canada
3.350% due 10/22/2021		2,300	2,372

SBA Communications Corp.
4.875% due 09/01/2024		400	410

Shinhan Bank Co. Ltd.
0.250% due 10/16/2024	EUR	1,000	1,164

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		$2,800	2,805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~		$600	$596
3.250% due 10/15/2022		900	919

Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020		1,700	1,702

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	900	1,089

Svenska Handelsbanken AB
3.900% due 11/20/2023		$900	996

Swedbank AB
0.250% due 11/07/2022	EUR	400	472

Toronto-Dominion Bank
0.530% (SOFRRATE + 0.450%) due 09/28/2023 ~		$1,600	1,601

U.S. Bank N.A.
3.400% due 07/24/2023		700	756

UBS AG
7.625% due 08/17/2022 (e)		1,900	2,116

UniCredit SpA
4.168% (US0003M + 3.900%) due 01/14/2022 ~		600	616
7.830% due 12/04/2023		1,200	1,407

United Overseas Bank Ltd.
0.736% (US0003M + 0.480%) due 04/23/2021 ~		900	901

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	1,600	1,168

			134,534

INDUSTRIALS 6.6%

Apple, Inc.
2.850% due 02/23/2023		$1,200	1,267

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		500	501
3.300% due 03/15/2021		900	910

Conagra Brands, Inc.
3.800% due 10/22/2021		900	931

CVS Health Corp.
3.700% due 03/09/2023		863	925

Danone S.A.
2.077% due 11/02/2021		580	589
2.589% due 11/02/2023		600	633
2.947% due 11/02/2026		872	968
3.000% due 06/15/2022		1,000	1,038

Dell International LLC
4.420% due 06/15/2021		225	230

Discovery Communications LLC
2.950% due 03/20/2023		1,300	1,370

ERAC USA Finance LLC
2.600% due 12/01/2021		300	305

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~		500	501

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		900	906

IHS Markit Ltd.
5.000% due 11/01/2022		1,000	1,075

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,000	1,043

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023		900	979

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	515

Local Initiatives Support Corp.
3.005% due 03/01/2022		700	715

Micron Technology, Inc.
4.640% due 02/06/2024		900	1,004

Microsoft Corp.
2.700% due 02/12/2025		1,000	1,089

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,400	1,422

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
2.625% due 01/15/2023	$1,800	$1,883

PayPal Holdings, Inc.
2.200% due 09/26/2022	1,900	1,965

RELX Capital, Inc.
3.500% due 03/16/2023	2,400	2,554

Ryder System, Inc.
2.875% due 06/01/2022	1,200	1,244

Telefonica Emisiones S.A.
5.462% due 02/16/2021	500	509

		27,071

UTILITIES 6.1%

Avangrid, Inc.
3.150% due 12/01/2024	2,200	2,402
3.200% due 04/15/2025	1,200	1,322

Azure Power Energy Ltd.
5.500% due 11/03/2022	1,000	1,023

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	900	939

Baltimore Gas & Electric Co.
3.350% due 07/01/2023	1,000	1,068

British Telecommunications PLC
4.500% due 12/04/2023	2,000	2,215

Consolidated Edison, Inc.
2.000% due 05/15/2021	900	908

Electricite de France S.A.
3.625% due 10/13/2025	500	560

Enel Finance International NV
2.650% due 09/10/2024	2,100	2,229

Eversource Energy
0.800% due 08/15/2025	2,400	2,391
2.750% due 03/15/2022	1,600	1,651

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026	1,400	1,454

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	2,200	2,263

NextEra Energy Capital Holdings, Inc.
2.800% due 01/15/2023	900	946

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	900	939

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	800	801

Vodafone Group PLC
3.750% due 01/16/2024	1,500	1,640

		24,751

Total Corporate Bonds & Notes (Cost $182,560)		186,356

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 1.8%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024	3,000	3,125

California Municipal Finance Authority Revenue Notes, Series 2020
1.605% due 11/01/2023	1,000	1,016

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021	1,500	1,524
1.949% due 11/01/2022	695	716
1.982% due 11/01/2023	740	773

		7,154

CONNECTICUT 0.3%

Connecticut State General Obligation Notes, Series 2020
2.500% due 07/01/2022	1,300	1,347

Total Municipal Bonds & Notes (Cost $8,254)		8,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 32.4%

Fannie Mae
0.525% due 09/25/2042 •	$42	$42
0.700% due 07/30/2025	8,200	8,212
1.000% due 01/25/2043	14	14
2.371% due 07/01/2042 •	10	10
2.421% due 09/01/2041 •	27	27
2.571% due 09/01/2040 •	3	3
2.682% due 11/01/2034 •	3	3
2.690% due 08/01/2035 •	34	35
2.765% due 05/01/2035 •	4	4
2.876% due 11/01/2035 •	11	11
2.927% due 11/01/2035 •	5	5
3.432% due 08/01/2029 •	7	7
3.500% due 02/25/2043 (a)	901	75
3.574% due 07/01/2035 •	1	1
5.000% due 01/25/2040 - 07/25/2040	213	243
5.214% due 12/25/2042 ~	4	5
5.750% due 10/25/2035	9	10
5.945% due 02/01/2031 •	4	4
7.500% due 07/25/2022	2	2

Freddie Mac
0.556% due 12/15/2042 •	878	882
0.602% due 11/15/2030 •	1	1
0.680% due 08/06/2025	8,200	8,214
0.690% due 08/05/2025	4,100	4,104
0.826% due 09/25/2030 «	4,000	3,979
0.862% due 10/15/2037 •	44	45
2.000% due 11/15/2026	313	321
2.371% due 02/25/2045 •	21	22
2.700% due 08/01/2023	3,600	3,757
2.700% due 08/01/2035 •	20	21
2.857% due 06/01/2035 •	24	25
2.875% due 04/25/2026	1,900	2,095
2.921% due 07/01/2035 •	6	6
2.939% due 04/25/2029	1,900	2,153
4.000% due 06/01/2048	1,058	1,163
5.000% due 10/01/2033	5	5
6.500% due 07/25/2043	48	60
7.000% due 04/15/2023	1	1
9.436% due 08/15/2044 •	296	383

Ginnie Mae
0.457% due 10/20/2043 •	599	598
0.605% due 04/20/2065 •	153	153
0.615% due 02/20/2067 •	613	614
0.624% due 06/20/2065 •	250	251
0.655% due 07/20/2067 •	1,210	1,213
0.735% due 05/20/2066 •	271	271
0.755% due 04/20/2065 •	193	194
0.785% due 03/20/2065 •	903	909
0.805% due 11/20/2065 •	454	456
0.875% due 02/20/2066 •	469	471
0.925% due 10/20/2066 •	803	813
1.586% due 06/20/2067 •	1,022	1,044
2.875% due 06/20/2027 - 05/20/2030 •	16	16
3.000% due 02/20/2032 •	6	7
3.500% due 05/20/2049 - 08/20/2049	3,297	3,606
4.000% due 06/20/2048	1,660	1,801
5.000% due 08/20/2048 - 10/20/2049	9,629	10,472

Ginnie Mae, TBA
4.500% due 11/01/2050	7,300	7,831

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	3,159	3,324
3.000% due 03/01/2050	928	973
4.000% due 08/01/2047 - 08/01/2048	6,129	6,548
5.500% due 01/01/2025 - 02/01/2028	139	146
6.000% due 05/01/2037	1	1

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050 - 12/01/2050	51,300	53,652
4.500% due 10/01/2050	1,400	1,515

Total U.S. Government Agencies (Cost $131,557)		132,829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •		$5	$5

Banc of America Funding Trust
3.676% due 05/25/2035 ~		111	113

Banc of America Mortgage Trust
3.090% due 08/25/2034 ~		63	64
4.371% due 03/25/2033 ~		135	129

Bear Stearns Adjustable Rate Mortgage Trust
3.751% due 02/25/2033 ~		1	0
4.051% due 01/25/2034 ~		6	6

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~		9	7
3.502% due 05/25/2035 ~		34	34

Citigroup Mortgage Loan Trust
0.218% due 01/25/2037 •		44	38
2.530% due 10/25/2035 •		4	4
2.570% due 05/25/2035 •		6	6

Countrywide Home Loan Mortgage Pass-Through Trust
3.597% due 02/20/2035 ~		13	13
3.735% due 11/25/2034 ~		20	20
3.793% due 02/20/2036 ^•		46	44

Eurosail PLC
1.010% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	928	1,194

First Horizon Alternative Mortgage Securities Trust
2.977% due 01/25/2035 ~		$111	114

FirstMac Mortgage Funding Trust
1.140% due 03/08/2049 •	AUD	315	223
1.390% due 03/08/2049 •		800	569

GMAC Mortgage Corp. Loan Trust
3.547% due 11/19/2035 ~		$8	8

Great Hall Mortgages PLC
0.363% due 06/18/2039 •		118	115

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		500	500

GSR Mortgage Loan Trust
2.904% due 06/25/2034 ~		10	9
3.350% due 11/25/2035 ~		42	41
3.681% due 09/25/2035 ~		31	32

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		27	19

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.428% due 12/25/2035 •		41	39

Prime Mortgage Trust
0.548% due 02/25/2034 •		2	2

RBSSP Resecuritization Trust
3.317% due 12/25/2035 ~		56	56

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	1,200	1,558

Structured Adjustable Rate Mortgage Loan Trust
2.419% due 01/25/2035 ^•		$35	33
3.170% due 02/25/2034 ~		27	26

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •		13	13
0.408% due 03/25/2037 •		59	29
0.428% due 02/25/2036 ^•		18	17

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	2,223	2,860

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		762	986

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		$10	10
0.438% due 10/25/2045 •		71	71
0.888% due 11/25/2034 •		36	36
2.419% due 06/25/2042 •		8	8

Total Non-Agency Mortgage-Backed Securities (Cost $9,259)			9,051

ASSET-BACKED SECURITIES 1.0%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.258% due 03/25/2035 •		1,300	1,285

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
1.148% due 10/25/2037 •	$56	$56

Countrywide Asset-Backed Certificates
0.568% due 01/25/2045 •	244	242

Countrywide Asset-Backed Certificates Trust, Inc.
0.888% due 12/25/2034 •	1,324	1,283

Edsouth Indenture LLC
1.298% due 09/25/2040 •	60	60

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •	2	1

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •	17	17

Morgan Stanley ABS Capital, Inc. Trust
0.198% due 07/25/2036 •	10	5

NovaStar Mortgage Funding Trust
0.468% due 05/25/2036 •	249	245

Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •	256	256

RAAC Trust
0.628% due 03/25/2037 •	13	13

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•	45	15

SLC Student Loan Trust
0.350% due 09/15/2026 •	59	59
0.360% due 03/15/2027 •	134	133

SLM Student Loan Trust
0.335% due 01/26/2026 •	124	124
0.365% due 01/25/2027 •	151	150
0.395% due 10/25/2029 •	334	329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
0.853% due 03/25/2034 •		$88	$85
1.123% due 10/25/2033 •		17	17

Total Asset-Backed Securities (Cost $4,129)			4,375

SOVEREIGN ISSUES 2.7%

Export Development Canada
1.800% due 09/01/2022	CAD	1,700	1,313

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,901

Japan Bank for International Cooperation
2.375% due 07/21/2022		500	518

Korea International Bond
2.000% due 06/19/2024		1,200	1,258

Mexico Government International Bond
1.350% due 09/18/2027	EUR	1,700	1,958

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		$900	936

Province of Quebec
1.650% due 03/03/2022	CAD	1,000	766
2.450% due 03/01/2023		3,000	2,365

Total Sovereign Issues (Cost $10,849)			11,015

SHORT-TERM INSTRUMENTS 35.1%

REPURCHASE AGREEMENTS (f) 16.4%
			67,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 5.9%
(0.081)% due 11/02/2020 (c)(d)	JPY	2,580,000	$24,466

U.S. TREASURY BILLS 12.8%
0.111% due 10/29/2020 - 12/10/2020 (c)(d)(i)		$52,400	52,392

Total Short-Term Instruments (Cost $143,872)			143,925

Total Investments in Securities (Cost $490,480)			496,052

Total Investments 121.0% (Cost $490,480)			$496,052

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $(13))			585

Other Assets and Liabilities, net (21.1)%			(86,808)

Net Assets 100.0%			$409,829

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.110%	09/30/2020	10/01/2020	$21,400	U.S. Treasury Notes 1.750% due 06/15/2022	$(21,830)	$21,400	$21,400
BPS	0.110	09/30/2020	10/01/2020	21,300	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	(21,791)	21,300	21,300
FICC	0.000	09/30/2020	10/01/2020	567	U.S. Treasury Notes 2.125% due 08/15/2021	(578)	567	567
JPS	0.110	10/01/2020	10/02/2020	23,800	U.S. Treasury Bonds 3.000% due 11/15/2044	(24,278)	23,800	23,800

Total Repurchase Agreements						$(68,477)	$67,067	$67,067

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.8)%
Ginnie Mae, TBA	4.000%	10/01/2050	$2,700	$(2,872)	$(2,871)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	4,400	(4,695)	(4,697)

Total Short Sales (1.8)%				$(7,567)	$(7,568)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$21,400	$0	$0	$21,400	$(21,830)	$(430)
BPS	21,300	0	0	21,300	(21,791)	(491)
FICC	567	0	0	567	(578)	(11)
JPS	23,800	0	0	23,800	(24,278)	(478)

Total Borrowings and Other Financing Transactions	$67,067	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(21) at a weighted average interest rate of 0.140%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	5	$1,023	$6	$1	$(2)
U.S. Treasury 2-Year Note December Futures	12/2020	430	95,013	40	0	(4)
U.S. Treasury 5-Year Note December Futures	12/2020	2	252	0	0	0

				$46	$1	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	167	$(23,302)	$(62)	$42	$0
U.S. Treasury 30-Year Bond December Futures	12/2020	19	(3,349)	28	18	0
United Kingdom Long Gilt December Futures	12/2020	30	(5,269)	(15)	17	(9)

				$(49)	$77	$(9)

Total Futures Contracts				$(3)	$78	$(15)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.100%	Semi-Annual	03/20/2024	JPY	1,270,000	$40	$31	$71	$5	$0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		990,000	(57)	(126)	(183)	0	(4)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	1	2	3	0	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		45,000	0	(11)	(11)	0	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		45,000	0	(11)	(11)	1	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		310,000	7	(298)	(291)	0	(3)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		40,000	(1)	(69)	(70)	0	(1)

Total Swap Agreements							$(10)	$(482)	$(492)	$6	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$78	$6	$84	$0	$(15)	$(8)	$(23)

Cash of $954 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$1,241	CAD	1,660	$6	$0
	11/2020	CAD	1,660		$1,241	0	(6)
	11/2020	EUR	1,341		1,586	13	0
	11/2020	JPY	10,740		101	0	(1)

CBK	10/2020	CAD	517		393	5	0
	11/2020	EUR	3,087		3,651	28	0

GLM	11/2020	JPY	2,580,000		24,547	82	(6)

HUS	10/2020	AUD	674		493	10	0
	10/2020	CAD	4,036		3,066	35	0
	10/2020		$6,808	GBP	5,292	20	0
	11/2020	GBP	5,292		$6,809	0	(21)

JPM	11/2020	EUR	1,306		1,546	13	0

MYI	10/2020	CAD	2,159		1,637	15	0

SSB	10/2020	GBP	5,292		7,031	202	0
	10/2020		$2,393	CAD	3,206	15	0
	11/2020	CAD	3,206		$2,393	0	(15)

TOR	10/2020	AUD	309		224	3	0
	10/2020	CAD	2,011		1,537	27	0

UAG	10/2020	AUD	2,924		2,122	28	0
	11/2020	EUR	6,342		7,515	72	0

Total Forward Foreign Currency Contracts						$574	$(49)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	$103.969	11/05/2020	800	$(3)	$(1)

Total Written Options					$(3)	$(1)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$19	$0	$0	$19	$(7)	$0	$0	$(7)	$12	$0	$12
CBK	33	0	0	33	0	0	0	0	33	0	33
GLM	82	0	0	82	(6)	0	0	(6)	76	0	76
HUS	65	0	0	65	(21)	0	0	(21)	44	0	44
JPM	13	0	0	13	0	0	0	0	13	0	13
MYI	15	0	0	15	0	0	0	0	15	54	69
SAL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SSB	217	0	0	217	(15)	0	0	(15)	202	(260)	(58)
TOR	30	0	0	30	0	0	0	0	30	0	30
UAG	100	0	0	100	0	0	0	0	100	0	100

Total Over the Counter	$574	$0	$0	$574	$(49)	$(1)	$0	$(50)

(i)

Securities with an aggregate market value of $54 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$78	$78
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$84	$84

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$574	$0	$574

	$0	$0	$0	$574	$84	$658

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$23	$23

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49	$0	$49
Written Options	0	0	0	0	1	1

	$0	$0	$0	$49	$1	$50

	$0	$0	$0	$49	$24	$73

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(152)	$(152)
Swap Agreements	0	0	0	0	(237)	(237)

	$0	$0	$0	$0	$(389)	$(389)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,035)	$0	$(1,035)
Written Options	0	0	0	0	13	13
Swap Agreements	0	(169)	0	0	0	(169)

	$0	$(169)	$0	$(1,035)	$13	$(1,191)

	$0	$(169)	$0	$(1,035)	$(376)	$(1,580)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(277)	$(277)
Swap Agreements	0	0	0	0	158	158

	$0	$0	$0	$0	$(119)	$(119)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(220)	$0	$(220)
Written Options	0	0	0	0	2	2
Swap Agreements	0	114	0	0	0	114

	$0	$114	$0	$(220)	$2	$(104)

	$0	$114	$0	$(220)	$(117)	$(223)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$134,534	$0	$134,534
Industrials	0	27,071	0	27,071
Utilities	0	24,751	0	24,751
Municipal Bonds & Notes
California	0	7,154	0	7,154
Connecticut	0	1,347	0	1,347
U.S. Government Agencies	0	128,850	3,979	132,829
Non-Agency Mortgage-Backed Securities	0	9,051	0	9,051
Asset-Backed Securities	0	4,375	0	4,375
Sovereign Issues	0	11,015	0	11,015
Short-Term Instruments
Repurchase Agreements	0	67,067	0	67,067
Japan Treasury Bills	0	24,466	0	24,466
U.S. Treasury Bills	0	52,392	0	52,392

Total Investments	$0	$492,073	$3,979	$496,052

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,568)	$0	$(7,568)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	78	6	0	84
Over the counter	0	574	0	574

	$78	$580	$0	$658

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(8)	0	(23)
Over the counter	0	(50)	0	(50)

	$(15)	$(58)	$0	$(73)

Total Financial Derivative Instruments	$63	$522	$0	$585

Totals	$63	$485,027	$3,979	$489,069

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Asset Investment Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.2%

CORPORATE BONDS & NOTES 38.2%

BANKING & FINANCE 22.1%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$25,588	$26,078
5.000% due 10/01/2021	1,000	1,031

AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~	17,800	17,821

AIG Global Funding
0.908% due 01/22/2021 ~	17,045	17,077

Allstate Corp.
0.648% (US0003M + 0.430%) due 03/29/2021 ~	3,217	3,223

American Express Co.
0.873% (US0003M + 0.620%) due 05/20/2022 ~	18,000	18,116

American Honda Finance Corp.
0.540% (US0003M + 0.290%) due 12/10/2021 ~	10,000	10,007
0.599% (US0003M + 0.350%) due 11/05/2021 ~	223	223
0.600% (US0003M + 0.350%) due 06/11/2021 ~	10,600	10,611
0.852% (US0003M + 0.610%) due 09/09/2021 ~	674	677

American Tower Corp.
2.250% due 01/15/2022	13,118	13,421

Aozora Bank Ltd.
3.810% due 09/07/2021	5,710	5,853

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~	12,800	12,525
6.750% due 04/06/2021	3,433	3,508

Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/20/2020	10,480	10,494

Bank of Nova Scotia
0.630% (SOFRRATE + 0.550%) due 09/15/2023 ~	21,000	21,022

Barclays Bank PLC
0.726% (US0003M + 0.460%) due 01/11/2021 ~	6,627	6,632

Barclays PLC
2.353% (US0003M + 2.110%) due 08/10/2021 ~	33,460	34,026
3.250% due 01/12/2021	6,733	6,787

BBVA USA
3.500% due 06/11/2021	20,245	20,614

BNZ International Funding Ltd.
1.229% (US0003M + 0.980%) due 09/14/2021 ~	3,000	3,025

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~	9,390	9,368

Boston Properties LP
4.125% due 05/15/2021	5,950	6,028

BPCE S.A.
0.517% (SOFRRATE + 0.440%) due 02/17/2022 ~	32,200	32,216

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~	6,200	6,124

Caterpillar Financial Services Corp.
0.497% (US0003M + 0.220%) due 01/06/2022 ~	13,800	13,815

Citibank N.A.
0.853% (US0003M + 0.600%) due 05/20/2022 ~	41,050	41,168

Citigroup, Inc.
0.953% (SOFRRATE + 0.870%) due 11/04/2022 ~	8,000	8,033

Cooperatieve Rabobank UA
1.103% (US0003M + 0.830%) due 01/10/2022 ~	6,500	6,555

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
2.100% due 11/12/2021	$28,400	$28,943

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	3,800	3,820
3.450% due 04/16/2021	4,500	4,576

Danske Bank A/S
2.800% due 03/10/2021	24,717	24,969
3.001% due 09/20/2022 •	500	510

DNB Bank ASA
0.861% (US0003M + 0.620%) due 12/02/2022 ~	17,000	17,133
1.311% (US0003M + 1.070%) due 06/02/2021 ~	2,000	2,014

First Abu Dhabi Bank PJSC
1.221% (US0003M + 0.950%) due 04/16/2022 ~	6,900	6,923

Ford Motor Credit Co. LLC
2.826% (US0003M + 2.550%) due 01/07/2021 ~	7,900	7,872

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~	9,182	9,178
1.349% (US0003M + 1.100%) due 11/06/2021 ~	2,400	2,400
1.818% (US0003M + 1.550%) due 01/14/2022 ~	1,183	1,189
2.450% due 11/06/2020	4,700	4,708
3.200% due 07/06/2021	4,760	4,833
3.550% due 04/09/2021	1,122	1,137
3.700% due 11/24/2020	2,840	2,844
4.200% due 03/01/2021	3,050	3,087

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~	7,000	7,009
1.605% (US0003M + 1.360%) due 04/23/2021 ~	4,700	4,727

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~	2,205	2,202

HSH Portfoliomanagement AoeR
0.598% (US0003M + 0.330%) due 11/19/2021 ~	6,000	6,020

ICICI Bank Ltd.
5.750% due 11/16/2020	1,915	1,923

Intercontinental Exchange, Inc.
0.903% (US0003M + 0.650%) due 06/15/2023 ~	22,600	22,673

Jackson National Life Global Funding
0.575% (US0003M + 0.300%) due 10/15/2020 ~	7,600	7,601
0.730% (US0003M + 0.480%) due 06/11/2021 ~	1,000	1,003
2.250% due 04/29/2021	2,000	2,022

John Deere Capital Corp.
0.648% (US0003M + 0.400%) due 06/07/2021 ~	1,500	1,503
0.739% (US0003M + 0.490%) due 06/13/2022 ~	9,800	9,856

KEB Hana Bank
0.925% (US0003M + 0.700%) due 10/02/2022 ~	5,200	5,209
1.002% (US0003M + 0.700%) due 10/02/2022 ~	4,200	4,207
2.125% due 10/18/2021	6,000	6,094

Lloyds Bank PLC
0.732% (US0003M + 0.490%) due 05/07/2021 ~	4,522	4,534

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~	30,900	31,026

Macquarie Bank Ltd.
0.699% (US0003M + 0.450%) due 08/06/2021 ~	4,000	4,013

MET Tower Global Funding
0.637% due 01/17/2023 •	800	804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding
0.432% (SOFRRATE + 0.350%) due 09/08/2022 ~	$35,000	$35,003

Mitsubishi UFJ Financial Group, Inc.
0.895% (US0003M + 0.650%) due 07/26/2021 ~	1,951	1,959
1.035% (US0003M + 0.790%) due 07/25/2022 ~	4,000	4,032
1.309% (US0003M + 1.060%) due 09/13/2021 ~	38,797	39,099
2.665% due 07/25/2022	3,000	3,115

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.750% due 10/21/2020	18,850	18,870

Mizuho Financial Group, Inc.
1.130% (US0003M + 0.880%) due 09/11/2022 ~	36,925	37,289

New York Life Global Funding
0.551% (US0003M + 0.280%) due 01/21/2022 ~	7,000	7,020
0.706% (US0003M + 0.440%) due 07/12/2022 ~	12,500	12,571

Nissan Motor Acceptance Corp.
0.770% (US0003M + 0.520%) due 03/15/2021 ~	1,500	1,493
0.857% (US0003M + 0.630%) due 09/21/2021 ~	11,085	10,983
2.550% due 03/08/2021	5,500	5,529
3.150% due 03/15/2021	2,300	2,319

ORIX Corp.
2.650% due 04/13/2021	13,518	13,650

Protective Life Global Funding
0.753% (US0003M + 0.520%) due 06/28/2021 ~	5,000	5,016

QNB Finance Ltd.
1.251% (US0003M + 1.000%) due 05/02/2022 ~	3,600	3,598
1.606% (US0003M + 1.350%) due 05/31/2021 ~	15,135	15,197

Reliance Standard Life Global Funding
3.050% due 01/20/2021	6,200	6,247

Santander UK Group Holdings PLC
2.875% due 08/05/2021	11,700	11,943

Santander UK PLC
0.866% (US0003M + 0.620%) due 06/01/2021 ~	8,800	8,829
0.940% (US0003M + 0.660%) due 11/15/2021 ~	12,000	12,073
3.400% due 06/01/2021	1,100	1,123

Skandinaviska Enskilda Banken AB
0.894% (US0003M + 0.645%) due 12/12/2022 ~	3,000	3,025

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~	21,400	21,473
3.050% due 01/15/2021	950	956

Sumitomo Mitsui Financial Group, Inc.
1.046% (US0003M + 0.780%) due 07/12/2022 ~	1,800	1,814
1.378% (US0003M + 1.110%) due 07/14/2021 ~	18,518	18,665
1.922% (US0003M + 1.680%) due 03/09/2021 ~	3,500	3,524

Synchrony Bank
3.650% due 05/24/2021	5,000	5,076

Synchrony Financial
3.750% due 08/15/2021	4,509	4,603

Toronto-Dominion Bank
0.563% (SOFRRATE + 0.480%) due 01/27/2023 ~	24,100	24,181
0.568% due 07/30/2021 •	1,000	1,002

Toyota Motor Credit Corp.
0.379% (US0003M + 0.125%) due 08/13/2021 ~	20,965	20,984
0.817% (US0003M + 0.540%) due 01/08/2021 ~	20,300	20,327

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
0.726% (US0003M + 0.480%) due 12/01/2020 ~	$9,650	$9,654

UBS Group AG
2.048% due 04/14/2021 •	17,568	17,722

United Overseas Bank Ltd.
0.736% (US0003M + 0.480%) due 04/23/2021 ~	10,845	10,860
3.200% due 04/23/2021	2,800	2,841

WEA Finance LLC
3.250% due 10/05/2020	15,753	15,756

Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~	42,000	42,126
0.902% (US0003M + 0.660%) due 09/09/2022 ~	7,500	7,536

Woori Bank
2.625% due 07/20/2021 (c)	4,300	4,365

		1,108,088

INDUSTRIALS 12.5%

AbbVie, Inc.
0.597% (US0003M + 0.350%) due 05/21/2021 ~	27,000	27,029
0.728% (US0003M + 0.460%) due 11/19/2021 ~	11,700	11,728
2.150% due 11/19/2021	1,400	1,427
5.000% due 12/15/2021	2,000	2,085

Altria Group, Inc.
4.750% due 05/05/2021	1,250	1,282

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~	8,400	8,451

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~	25,070	25,122
0.855% due 06/25/2021 ~	7,400	7,415
3.500% due 06/25/2021	1,346	1,373

BMW U.S. Capital LLC
0.676% (US0003M + 0.410%) due 04/12/2021 ~	1,500	1,502
0.754% (US0003M + 0.500%) due 08/13/2021 ~	18,900	18,941
2.000% due 04/11/2021	5,000	5,034

Bristol-Myers Squibb Co.
0.660% (US0003M + 0.380%) due 05/16/2022 ~	1,000	1,004

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~	1,000	1,002

Central Nippon Expressway Co. Ltd.
0.740% (US0003M + 0.460%) due 02/15/2022 ~	6,000	6,012
0.811% (US0003M + 0.560%) due 11/02/2021 ~	6,300	6,317
1.061% due 03/03/2022 •	13,760	13,823
1.099% (US0003M + 0.850%) due 09/14/2021 ~	13,000	12,998
1.256% (US0003M + 1.000%) due 05/28/2021 ~	2,000	2,010
1.315% (US0003M + 1.070%) due 04/23/2021 ~	2,400	2,410
2.293% due 04/23/2021	22,568	22,764
2.362% due 05/28/2021	4,600	4,649

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~	35,673	35,676

Constellation Brands, Inc.
0.980% (US0003M + 0.700%) due 11/15/2021 ~	3,000	3,000

CRH America, Inc.
5.750% due 01/15/2021	1,300	1,319

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	4,900	4,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.706% (US0003M + 0.450%) due 02/22/2021 ~	$2,480	$2,481
0.799% (US0003M + 0.550%) due 05/04/2021 ~	14,300	14,307
1.180% (US0003M + 0.900%) due 02/15/2022 ~	33,000	33,187
3.000% due 02/22/2021	500	505

Dell International LLC
4.420% due 06/15/2021	13,120	13,432

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~	14,500	14,549

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	30,000	29,994

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	3,105	3,118

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	4,250	4,327

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	2,400	2,397

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~	28,651	28,707
6.610% due 10/15/2022	4,000	4,009

Gilead Sciences, Inc.
0.358% (US0003M + 0.150%) due 09/17/2021 ~	51,500	51,502
0.740% (US0003M + 0.520%) due 09/29/2023 ~	9,700	9,713

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	7,200	7,201

Hyundai Capital America
1.069% (US0003M + 0.820%) due 03/12/2021 ~	3,105	3,105
1.217% (US0003M + 0.940%) due 07/08/2021 ~	717	718
1.217% due 07/08/2021 •	3,800	3,803
3.000% due 10/30/2020	17,793	17,825
3.450% due 03/12/2021	5,400	5,464

Japan Tobacco, Inc.
2.000% due 04/13/2021	7,330	7,383

Kia Motors Corp.
2.625% due 04/21/2021	1,140	1,150

Marriott International, Inc.
0.846% (US0003M + 0.600%) due 12/01/2020 ~	6,500	6,489

Molson Coors Brewing Co.
2.100% due 07/15/2021	16,289	16,487

Penske Truck Leasing Co. LP
3.650% due 07/29/2021	2,200	2,252

Rolls-Royce PLC
2.375% due 10/14/2020	200	200

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021	500	512

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	545	555

Telefonica Emisiones S.A.
5.462% due 02/16/2021	3,051	3,108

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	8,500	8,500

Time Warner Cable LLC
4.125% due 02/15/2021	540	542

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~	28,500	28,519
1.083% (US0003M + 0.860%) due 09/24/2021 ~	800	803
3.875% due 11/13/2020	13,796	13,850
4.000% due 11/12/2021	4,025	4,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walt Disney Co.
0.496% (US0003M + 0.250%) due 09/01/2021 ~	$9,147	$9,162
0.636% (US0003M + 0.390%) due 09/01/2022 ~	10,600	10,643

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~	21,777	21,781

Zoetis, Inc.
0.693% (US0003M + 0.440%) due 08/20/2021 ~	10,000	10,020

		625,749

UTILITIES 3.6%

BP Capital Markets PLC
1.107% (US0003M + 0.870%) due 09/16/2021 ~	1,958	1,970
3.161% due 03/17/2021	10,000	10,125

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~	5,300	5,313
0.900% (US0003M + 0.650%) due 03/11/2022 ~	3,700	3,724

Duke Energy Florida LLC
0.484% (US0003M + 0.250%) due 11/26/2021 ~	8,800	8,816

Duke Energy Progress LLC
0.433% (US0003M + 0.180%) due 02/18/2022 ~	28,000	27,997

NextEra Energy Capital Holdings, Inc.
0.970% (US0003M + 0.720%) due 02/25/2022 ~	3,600	3,628

San Diego Gas & Electric Co.
3.000% due 08/15/2021	900	921

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	800	801
0.775% (US0003M + 0.500%) due 01/15/2021 ~	37,444	37,447

SingTel Group Treasury Pte Ltd.
4.500% due 09/08/2021	2,100	2,173

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	44,400	44,406

Verizon Communications, Inc.
1.237% (US0003M + 1.000%) due 03/16/2022 ~	35,000	35,407

		182,728

Total Corporate Bonds & Notes (Cost $1,911,580)		1,916,565

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.7%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	23,700	23,702

California State General Obligation Bonds, Series 2013
0.810% (0.7*US0001M + 0.700%) due 12/01/2028 ~	5,000	5,000

California State General Obligation Bonds, Series 2017
0.937% (US0001M + 0.780%) due 04/01/2047 ~	6,000	5,997

		34,699

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.201% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,000	7,043

Total Municipal Bonds & Notes (Cost $41,700)		41,742

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 18.8%

Fannie Mae
0.448% due 04/25/2036 - 06/25/2042 •	$1,986	$1,989
0.470% due 05/26/2023	20,000	20,034
0.498% due 07/25/2036 - 06/25/2043 •	356	358
0.506% due 11/25/2044 - 09/25/2055 •	31,478	31,586
0.548% due 02/25/2042 •	544	548
0.556% due 09/25/2049 •	11,870	11,873
0.598% due 04/25/2039 - 08/25/2049 •	3,237	3,252
0.606% due 07/25/2046 - 08/25/2050 •	13,162	13,200
0.648% due 02/25/2042 •	492	497
0.668% due 03/25/2042 •	152	154
0.688% due 07/25/2037 •	82	83
0.698% due 10/25/2041 •	197	199
0.770% due 07/15/2025	50,000	50,088
0.956% due 05/25/2050 •	12,993	13,061
3.176% due 05/01/2038 •	5,224	5,518

Freddie Mac
0.452% due 04/15/2037 •	374	376
0.476% due 05/15/2038 •	1,184	1,189
0.482% due 07/15/2037 •	363	364
0.486% due 05/15/2041 •	1,320	1,322
0.496% due 06/15/2040 •	2,876	2,877
0.506% due 10/15/2037 - 09/15/2044 •	43,615	43,710
0.507% due 09/25/2021 •	219	219
0.552% due 03/15/2040 - 11/15/2043 •	746	750
0.602% due 06/15/2049 •	8,587	8,633
0.652% due 08/15/2041 •	18	18
0.672% due 12/15/2041 •	473	479
0.680% due 08/06/2025	33,300	33,357
0.690% due 08/05/2025	45,000	45,046
0.700% due 08/12/2025 - 09/02/2025	295,000	295,184
0.702% due 09/15/2037 - 11/15/2041 •	774	784
0.732% due 07/15/2037 •	500	506
0.750% due 07/21/2025 - 08/04/2025	142,733	142,898
0.752% due 11/15/2037 •	91	92
0.800% due 07/21/2025 - 07/30/2025	94,600	94,639
0.850% due 07/09/2025	50,000	50,006
1.102% due 01/15/2032 •	211	215
1.152% due 01/15/2039 •	54	56
1.655% due 05/15/2033 •	197	203
2.500% due 07/25/2034	9,625	9,715
2.852% due 10/15/2037	7,825	7,818

Ginnie Mae
0.355% due 06/20/2066 •	120	119
0.466% due 04/20/2037 •	1,161	1,163
0.525% due 10/20/2066 •	47	47
0.555% due 01/20/2068 •	162	162
0.556% due 06/20/2039 •	35	35
0.577% due 07/20/2043 •	782	786
0.606% due 06/20/2049 •	14,556	14,597
0.616% due 05/20/2049 •	3,608	3,606
0.625% due 08/20/2065 •	878	880
0.655% due 12/20/2060 - 07/20/2064 •	364	365
0.725% due 04/20/2062 •	642	644
0.835% due 08/20/2061 •	63	64
0.852% due 01/16/2040 •	1,303	1,322
0.855% due 10/20/2065 •	101	102
0.896% due 02/20/2040 •	1,093	1,108
0.905% due 08/20/2067 •	1,369	1,387
0.906% due 03/20/2040	3,516	3,565
0.925% due 02/20/2066 •	161	162
0.926% due 04/20/2040 •	2,573	2,613
0.955% due 05/20/2066 •	4,511	4,573
0.956% due 03/20/2040 •	2,737	2,782
1.249% due 09/20/2067 •	1,533	1,567
3.767% due 09/20/2066 ~	4,880	5,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
0.625% due 11/05/2020 •	$5,485	$5,485
0.715% due 12/08/2020 •	910	910

Total U.S. Government Agencies (Cost $945,044)		946,197

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •	5,623	5,562

Brass PLC
0.980% due 11/16/2066 •	3,714	3,727

Commercial Mortgage Trust
4.362% due 07/10/2045 ~	6,800	7,302

Gosforth Funding PLC
0.700% due 08/25/2060 •	3,188	3,193

UBS-Barclays Commercial Mortgage Trust
0.941% due 04/10/2046 •	13,982	13,975

Wells Fargo-RBS Commercial Mortgage Trust
1.351% due 06/15/2045 •	5,025	4,987

Total Non-Agency Mortgage-Backed Securities (Cost $38,775)		38,746

ASSET-BACKED SECURITIES 13.5%

Ally Auto Receivables Trust
1.840% due 06/17/2024	13,925	14,174

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023	5,000	5,010

Arbor Realty Commercial Real Estate Notes Ltd.
1.302% due 05/15/2037 •	5,500	5,452

ARI Fleet Lease Trust
0.632% due 11/15/2027 •	7,411	7,416

Capital Auto Receivables Asset Trust
2.220% due 03/21/2022	398	400

CARDS Trust
0.542% due 05/15/2024 •	13,680	13,711

CarMax Auto Owner Trust
0.490% due 06/15/2023	6,000	6,010

Chesapeake Funding LLC
0.522% due 08/15/2030 •	7,416	7,346
0.802% due 08/16/2032 •	9,771	9,783
0.870% due 08/16/2032	7,817	7,843
2.940% due 04/15/2031	11,420	11,721

CIFC Funding Ltd.
1.105% due 10/25/2027 •	3,060	3,037

Dell Equipment Finance Trust
0.470% due 10/24/2022	5,100	5,103
1.983% due 05/21/2021	3,235	3,246

Dryden Senior Loan Fund
1.175% due 10/15/2027 •	4,942	4,905

DT Auto Owner Trust
1.140% due 01/16/2024	1,421	1,427

Enterprise Fleet Financing LLC
2.060% due 05/20/2025	3,739	3,809

Evergreen Credit Card Trust
0.522% due 10/16/2023 •	40,000	40,085

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	3,457	3,468

Figueroa CLO Ltd.
1.175% due 01/15/2027 •	1,085	1,085

Flagship CLO Ltd.
1.121% due 01/16/2026 •	404	404

Flagship Credit Auto Trust
0.700% due 04/15/2025	13,383	13,408
3.410% due 05/15/2023	1,785	1,807

Ford Credit Auto Lease Trust
2.220% due 10/15/2022	1,000	1,014

Ford Credit Floorplan Master Owner Trust
0.752% due 09/15/2024 •	7,300	7,341

GLS Auto Receivables Issuer Trust
0.690% due 10/16/2023	4,730	4,733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GM Financial Automobile Leasing Trust
0.556% due 10/20/2022 •	$500	$501
0.710% due 10/20/2022	5,800	5,818

GMF Floorplan Owner Revolving Trust
0.562% due 09/15/2023 •	10,000	10,019

Golden Credit Card Trust
0.472% due 05/15/2023 •	1,900	1,902
0.502% due 10/15/2023 •	12,700	12,726
2.620% due 01/15/2023	1,500	1,510

GreatAmerica Leasing Receivables Funding LLC
2.360% due 01/20/2023	1,260	1,263

Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •	5,000	5,011

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •	2,325	2,319

Hertz Fleet Lease Funding LP
0.626% due 01/10/2033 •	28,888	28,959
3.230% due 05/10/2032	1,608	1,616

HPEFS Equipment Trust
0.650% due 07/22/2030	3,500	3,504

Hyundai Auto Lease Securitization Trust
2.080% due 12/15/2021	765	768

Jamestown CLO Ltd.
0.965% due 07/15/2026 •	5,493	5,493

Marlette Funding Trust
2.690% due 09/17/2029	1,515	1,530
3.130% due 07/16/2029	3,543	3,582

Master Credit Card Trust
0.646% due 07/21/2024 •	5,125	5,134

Mercedes-Benz Auto Lease Trust
1.820% due 03/15/2022	11,719	11,774

Mountain View CLO Ltd.
1.075% due 10/15/2026 •	1,328	1,320

MP CLO Ltd.
1.157% due 10/28/2027 •	2,798	2,779

Navient Private Education Loan Trust
1.352% due 12/15/2028 •	8,256	8,257

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	7,362	7,463
3.130% due 02/15/2068	2,665	2,754

Navient Student Loan Trust
0.498% due 03/25/2067 •	12,693	12,623
0.552% due 12/15/2059 •	4,334	4,330
3.430% due 12/15/2059	311	311

Nelnet Student Loan Trust
0.366% due 08/23/2027 •	296	296

Nissan Auto Lease Trust
1.800% due 05/16/2022	9,470	9,539
2.710% due 07/15/2021	78	78

Nissan Master Owner Trust Receivables
0.582% due 11/15/2023 •	45,400	45,507
0.712% due 02/15/2024 •	6,155	6,183

Oscar U.S. Funding LLC
2.490% due 08/10/2022	775	781

Palmer Square CLO Ltd.
1.130% due 08/15/2026 •	2,095	2,091

Palmer Square Loan Funding Ltd.
0.875% due 04/15/2026 •	4,084	4,070
0.925% due 07/15/2026 •	4,488	4,473
1.164% due 10/24/2027 •	12,755	12,724
1.180% due 11/15/2026 •	5,855	5,842
1.242% due 04/20/2027 •	16,581	16,553
2.005% due 07/20/2028 •	10,200	10,213

PFS Financing Corp.
0.702% due 04/15/2024 •	6,000	5,993
1.210% due 06/15/2024	10,000	10,113

PHEAA Student Loan Trust
1.098% due 11/25/2065 •	4,774	4,770

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	5,255	5,307

Santander Retail Auto Lease Trust
1.690% due 01/20/2023	2,162	2,184
1.890% due 09/20/2022	785	792
2.290% due 04/20/2022	302	304

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
0.360% due 03/15/2027 •	$2,458	$2,447
0.370% due 06/15/2029 •	11,629	11,542

SLM Private Credit Student Loan Trust
0.580% due 03/15/2024 •	1,283	1,271

SLM Private Education Loan Trust
1.652% due 03/15/2032 •	6,451	6,472

SLM Student Loan Trust
0.335% due 01/26/2026 •	3,800	3,793
0.385% due 10/25/2028 •	2,889	2,866
0.720% due 12/15/2027 •	11,183	11,120
0.795% due 01/25/2028 •	2,309	2,310
0.800% due 12/15/2025 •	2,146	2,138

SMB Private Education Loan Trust
0.448% due 09/15/2054 •	9,500	9,455
1.352% due 07/15/2027 •	6,509	6,520
3.050% due 05/15/2026	463	467

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	867	873
2.770% due 05/25/2026	198	199

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	2,302	2,329
3.240% due 02/25/2028	966	976

SoFi Professional Loan Program LLC
0.998% due 07/25/2039 •	287	287

SoFi Professional Loan Program Trust
2.060% due 05/15/2046	4,142	4,183
3.080% due 01/25/2048	831	835
3.120% due 02/25/2048	1,146	1,150

Tesla Auto Lease Trust
0.550% due 05/22/2023	7,000	7,012
2.130% due 04/20/2022	7,449	7,533

Towd Point Mortgage Trust
1.148% due 05/25/2058 •	2,386	2,390
3.750% due 05/25/2058 ~	24,885	26,954

Trestles CLO Ltd.
1.535% due 07/25/2029 •	5,000	4,996

Trillium Credit Card Trust
0.515% due 12/26/2024 •	40,000	40,043

Upstart Securitization Trust
2.322% due 04/22/2030	1,490	1,501

Utah State Board of Regents
0.898% due 09/25/2056 •	2,354	2,343
0.925% due 01/25/2057 •	3,022	3,015

Venture CLO Ltd.
1.155% due 04/15/2027 •	6,430	6,371
1.502% due 04/20/2029 •	14,200	14,157

Voya CLO Ltd.
0.965% due 07/25/2026 •	620	620

Westlake Automobile Receivables Trust
2.570% due 02/15/2023	276	278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WhiteHorse Ltd.
1.433% due 07/17/2026 •	$1,554	$1,553

World Omni Select Auto Trust
0.470% due 06/17/2024	10,000	10,004

Z Capital Credit Partners CLO Ltd.
1.221% due 07/16/2027 •	2,406	2,400

Total Asset-Backed Securities (Cost $675,896)		677,220

SOVEREIGN ISSUES 1.0%

Export-Import Bank of Korea
0.821% (US0003M + 0.575%) due 06/01/2021 ~	14,258	14,291
1.246% (US0003M + 1.000%) due 03/17/2021 ~	2,500	2,507
4.000% due 01/29/2021	1,670	1,689

Industrial Bank of Korea
0.706% (US0003M + 0.450%) due 10/23/2022 ~	10,000	10,002
0.851% (US0003M + 0.600%) due 08/02/2021 ~	500	502

Japan Finance Organization for Municipalities
2.125% due 04/13/2021	2,900	2,926

Korea Development Bank
0.620% (US0003M + 0.350%) due 02/18/2023 ~	12,900	12,875
0.799% (US0003M + 0.550%) due 03/12/2021 ~	300	300
0.956% (US0003M + 0.705%) due 02/27/2022 ~	4,000	4,020

Korea Expressway Corp.
3.625% due 10/22/2021	1,600	1,651

Korea National Oil Corp.
2.125% due 04/14/2021	1,000	1,009

Total Sovereign Issues (Cost $51,761)		51,772

SHORT-TERM INSTRUMENTS 2.1%

CERTIFICATES OF DEPOSIT 0.7%

Lloyds Bank Corporate Markets PLC
0.768% (US0003M + 0.500%) due 10/26/2020 ~	5,000	5,002

Sumitomo Mitsui Banking Corp.
0.599% (US0003M + 0.350%) due 11/05/2021 ~	11,000	11,008
0.619% (US0003M + 0.370%) due 11/05/2021 ~	20,000	20,018

		36,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.9%

BP Capital Markets PLC
1.470% due 10/09/2020 (a)	$5,000	$5,000

General Motors Financial Co., Inc.
1.150% due 01/11/2021 (a)	17,000	16,955

Hyundai Capital America
0.350% due 10/06/2020 (a)	9,000	9,000

Schlumberger Investment S.A.
1.950% due 10/27/2020 (a)	16,300	16,298

		47,253

REPURCHASE AGREEMENTS (b) 0.5%
		22,892

Total Short-Term Instruments (Cost $106,110)		106,173

Total Investments in Securities (Cost $3,770,866)		3,778,415

	SHARES
INVESTMENTS IN AFFILIATES 25.1%

SHORT-TERM INSTRUMENTS 25.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.1%

PIMCO Short Asset Portfolio	64,033,746	641,170

PIMCO Short-Term Floating NAV Portfolio III	62,567,776	616,981

Total Short-Term Instruments (Cost $1,250,584)		1,258,151

Total Investments in Affiliates (Cost $1,250,584)		1,258,151

Total Investments 100.3% (Cost $5,021,450)		$5,036,566

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)		254

Other Assets and Liabilities, net (0.3)%		(14,944)

Net Assets 100.0%		$5,021,876

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a yield to maturity.

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$4,592	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(4,684)	$4,592	$4,592
MBC	0.110	09/30/2020	10/01/2020	18,300	U.S. Treasury Notes 1.375% - 1.625% due 06/30/2023 - 10/31/2026	(18,863)	18,300	18,300

Total Repurchase Agreements						$(23,547)	$22,892	$22,892

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
TDM	(0.100)%	09/11/2020	TBD	(3)	$(485)	$(484)

Total Reverse Repurchase Agreements						$(484)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$4,592	$0	$0	$4,592	$(4,684)	$(92)
MBC	18,300	0	0	18,300	(18,863)	(563)
TDM	0	(484)	0	(484)	508	24

Total Borrowings and Other Financing Transactions	$22,892	$(484)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(484)	$(484)

Total Borrowings	$0	$0	$0	$(484)	$(484)

Payable for reverse repurchase agreements					$(484)

(c)	Securities with an aggregate market value of $508 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(28,413) at a weighted average interest rate of 0.810%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	1,490	$329,232	$138	$0	$(12)
U.S. Treasury 10-Year Note December Futures	12/2020	820	114,416	300	0	(205)

				$438	$0	$(217)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	3,434	$(432,791)	$(580)	$349	$0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	261	(41,740)	(85)	122	0

				$(665)	$471	$0

Total Futures Contracts				$(227)	$471	$(217)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$471	$0	$471	$0	$ (217)	$0	$(217)

Cash of $2,857 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$471	$471

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$217	$217

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,735)	$(1,735)
Swap Agreements	0	0	0	0	(5,561)	(5,561)

	$0	$0	$0	$0	$(7,296)	$(7,296)

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$910	$910
Swap Agreements	0	0	0	0	5,561	5,561

	$0	$0	$0	$0	$6,471	$6,471

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,108,088	$0	$1,108,088
Industrials	0	625,749	0	625,749
Utilities	0	182,728	0	182,728
Municipal Bonds & Notes
California	0	34,699	0	34,699
Washington	0	7,043	0	7,043
U.S. Government Agencies	0	946,197	0	946,197
Non-Agency Mortgage-Backed Securities	0	38,746	0	38,746
Asset-Backed Securities	0	677,220	0	677,220
Sovereign Issues	0	51,772	0	51,772
Short-Term Instruments
Certificates of Deposit	0	36,028	0	36,028
Commercial Paper	0	47,253	0	47,253
Repurchase Agreements	0	22,892	0	22,892

	$0	$3,778,415	$0	$3,778,415

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,258,151	$0	$0	$1,258,151

Total Investments	$1,258,151	$3,778,415	$0	$5,036,566

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$471	$0	$0	$471

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(217)	$0	$0	$(217)

Total Financial Derivative Instruments	$254	$0	$0	$254

Totals	$1,258,405	$3,778,415	$0	$5,036,820

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

46	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2020 (Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

Except for the PIMCO Government Money Market Fund, for the purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to

48	PIMCO SHORT DURATION STRATEGY FUNDS

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maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

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Notes to Financial Statements (Cont.)

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$27,450	$55,504	$0	$0	$2,226	$85,180	$604	$0

PIMCO Short Asset Investment Fund	525,857	503,491	(400,001)	(7,272)	19,095	641,170	3,491	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$118	$0	$0	$0	$0	$118	$0	$0

PIMCO Short Asset Investment Fund	509,328	2,521,010	(2,415,200)	1,006	837	616,981	909	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified

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Notes to Financial Statements (Cont.)

return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

52	PIMCO SHORT DURATION STRATEGY FUNDS

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while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return,

(iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to

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25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a

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Notes to Financial Statements (Cont.)

Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements,

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such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a

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Notes to Financial Statements (Cont.)

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Environmental, Social and Governance Investing	—	—	X	—

LIBOR Transition	—	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

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outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

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Notes to Financial Statements (Cont.)

termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%	0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	0.25%	N/A	0.35%	0.45%	*(1)	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	0.14%	0.14%	0.24%	0.34%	(1)	0.14%	0.24%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each

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Notes to Financial Statements (Cont.)

class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$1,712	$1,222	$30	$2,964

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and

Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total Reimbursement Amount; iii) include any amounts previously reimbursed to PIMCO; or iv) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) at September 30, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$0	$2	$1,051	$1,053

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Government Money Market Fund	$917

PIMCO Short Asset Investment Fund	10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in

64	PIMCO SHORT DURATION STRATEGY FUNDS

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procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$38,941	$49,365

PIMCO Low Duration ESG Fund	81,763	32,788

PIMCO Short Asset Investment Fund	757,175	289,521

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$480,589	$515,647	$50,135	$39,693

PIMCO Low Duration ESG Fund	463,455	459,176	126,779	66,127

PIMCO Short Asset Investment Fund	821,977	138,372	976,800	922,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	911,118	$911,119	2,019,784	$2,019,784	4,111	$40,528	8,111	$78,955

Class M	3,306,098	3,306,097	7,054,915	7,054,915	N/A	N/A	N/A	N/A

I-2	14,309	14,309	93,135	93,135	N/A	N/A	N/A	N/A

Administrative Class	61,556	61,556	1,532,173	1,532,172	4	28	21	208

Class A	180,777	180,778	1,634,866	1,634,865	N/A	N/A	N/A	N/A

Class C	12,923	12,923	80,750	80,749	N/A	N/A	N/A	N/A

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Notes to Financial Statements (Cont.)

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions

Institutional Class	68	$68	5,025	$5,025	221	$2,183	953	$9,272

Class M	49	49	5,465	5,465	N/A	N/A	N/A	N/A

I-2	10	10	338	338	N/A	N/A	N/A	N/A

Administrative Class	28	28	3,153	3,153	4	44	23	227

Class A	177	177	13,116	13,116	N/A	N/A	N/A	N/A

Class C	13	13	637	637	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(953,100)	(953,100)	(1,864,957)	(1,864,957)	(4,486)	(44,340)	(5,839)	(56,803)

Class M	(3,346,233)	(3,346,233)	(7,037,345)	(7,037,345)	N/A	N/A	N/A	N/A

I-2	(55,496)	(55,496)	(45,583)	(45,583)	N/A	N/A	N/A	N/A

Administrative Class	(202,782)	(202,782)	(1,394,581)	(1,394,581)	(5)	(45)	(10)	(100)

Class A	(496,597)	(496,597)	(1,026,531)	(1,026,531)	N/A	N/A	N/A	N/A

Class C	(42,387)	(42,387)	(46,877)	(46,877)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(609,469)	$(609,468)	1,027,483	$1,027,480	(151)	$(1,602)	3,259	$31,759

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	15,064	$145,365	7,405	$70,542	237,576	$2,368,919	391,913	$3,915,878

Class M	N/A	N/A	N/A	N/A	0	0	249	2,500

I-2	3,799	36,550	10,049	95,725	24,466	243,146	63,802	637,375

I-3	N/A	N/A	N/A	N/A	2,007	20,056	1,080	10,764

Administrative Class	N/A	N/A	N/A	N/A	8,382	83,780	82,752	828,103

Class A	N/A	N/A	N/A	N/A	22,287	221,918	58,008	579,810

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	135	1,305	465	4,427	1,662	16,536	8,789	87,836

Class M	N/A	N/A	N/A	N/A	4	39	13	127

I-2	72	693	176	1,681	187	1,865	936	9,357

I-3	N/A	N/A	N/A	N/A	1	10	2	20

Administrative Class	N/A	N/A	N/A	N/A	26	257	132	1,321

Class A	N/A	N/A	N/A	N/A	172	1,708	1,056	10,557

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(4,203)	(40,556)	(10,658)	(101,249)	(164,834)	(1,640,570)	(492,812)	(4,913,469)

Class M	N/A	N/A	N/A	N/A	0	0	0	0

I-2	(3,060)	(29,543)	(3,269)	(31,100)	(21,376)	(212,769)	(65,212)	(650,506)

I-3	N/A	N/A	N/A	N/A	(119)	(1,190)	(1,272)	(12,667)

Administrative Class	N/A	N/A	N/A	N/A	(8,955)	(89,340)	(84,471)	(844,549)

Class A	N/A	N/A	N/A	N/A	(16,629)	(165,449)	(62,498)	(621,519)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	11,807	$113,814	4,168	$40,026	84,857	$848,916	(97,533)	$(959,062)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

66	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2020 (Unaudited)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	1	0	20%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$0	$0

PIMCO Low Duration Fund II	5,511	5,524

PIMCO Low Duration ESG Fund	1,188	3,810

PIMCO Short Asset Investment Fund	17,084	17,581

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Government Money Market Fund	$1,838,877	$0	$0	$0

PIMCO Low Duration Fund II	461,978	6,193	(691)	5,502

PIMCO Low Duration ESG Fund	482,997	7,157	(1,641)	5,516

PIMCO Short Asset Investment Fund	5,027,650	11,456	(2,767)	8,689

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

GLM	Goldman Sachs Bank USA	NXN	Natixis New York	UAG	UBS AG Stamford

GST	Goldman Sachs International

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate	US0003M	3 Month USD Swap Rate

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

68	PIMCO SHORT DURATION STRATEGY FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive

70	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a

72	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’

total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

74	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4007SAR_093020

PIMCO FUNDS

Semiannual

Report

September 30, 2020

PIMCO Short-Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO SHORT-TERM FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Short-Term Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses.

6	PIMCO SHORT-TERM FUND

The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Short- Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Short-Term Fund (Cont.)

is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO SHORT-TERM FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Short-Term Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	4.57%	2.80%	2.50%	1.86%	4.18%
PIMCO Short-Term Fund I-2	4.51%	2.70%	2.39%	1.76%	4.10%
PIMCO Short-Term Fund I-3	4.49%	2.65%	2.35%	1.71%	4.03%
PIMCO Short-Term Fund Administrative Class	4.44%	2.55%	2.24%	1.60%	3.93%
PIMCO Short-Term Fund Class A	4.44%	2.55%	2.24%	1.60%	3.82%
PIMCO Short-Term Fund Class A (adjusted)	2.09%	0.24%	1.78%	1.37%	3.75%
PIMCO Short-Term Fund Class C	4.28%	2.24%	1.94%	1.30%	3.51%
PIMCO Short-Term Fund Class C (adjusted)	3.28%	1.24%	1.94%	1.30%	3.51%
PIMCO Short-Term Fund Class R	4.31%	2.29%	1.99%	1.35%	3.64%
FTSE 3-Month Treasury Bill Index	0.17%	1.02%	1.16%	0.61%	3.07%♦
Lipper Ultra-Short Obligation Funds Average	2.86%	1.66%	1.63%	1.12%	4.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.80% for Administrative Class shares, 0.80% for Class A shares, 1.10% for Class C shares, and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	52.2%
Asset-Backed Securities	14.8%
Non-Agency Mortgage-Backed Securities	13.3%
Short-Term Instruments‡	9.9%
U.S. Government Agencies	5.1%
U.S. Treasury Obligations	2.0%
Loan Participations and Assignments	1.5%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of select non-Agency, asset-backed securities and commercial mortgage-backed securities contributed to relative performance due to security selection.
»	An underweight exposure to U.S. duration contributed to relative performance, as rates increased.

»	A short bias to the Australian dollar versus the U.S. dollar detracted from relative performance, as the Australian dollar appreciated.

»	Short exposure to high yield corporate credit detracted from relative performance, as spreads tightened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,045.70	$2.51	$1,000.00	$1,022.61	$2.48	0.49%
I-2	1,000.00	1,045.10	3.02	1,000.00	1,022.11	2.99	0.59
I-3	1,000.00	1,044.90	3.28	1,000.00	1,021.86	3.24	0.64
Administrative Class	1,000.00	1,044.40	3.79	1,000.00	1,021.36	3.75	0.74
Class A	1,000.00	1,044.40	3.79	1,000.00	1,021.36	3.75	0.74
Class C	1,000.00	1,042.80	5.33	1,000.00	1,019.85	5.27	1.04
Class R	1,000.00	1,043.10	5.07	1,000.00	1,020.10	5.01	0.99

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT-TERM FUND

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$9.49	$0.07	$0.36	$0.43	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	0.00	(0.27)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	0.00	(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.79	0.14	(0.09)	0.05	(0.18)	0.00	0.00	(0.18)

I-2

04/01/2020 - 09/30/2020+	9.49	0.07	0.36	0.43	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	0.00	(0.26)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	0.00	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)

03/31/2016	9.79	0.13	(0.09)	0.04	(0.17)	0.00	0.00	(0.17)

I-3

04/01/2020 - 09/30/2020+	9.49	0.07	0.36	0.43	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	0.00	(0.25)

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	0.00	(0.25)

Administrative Class

04/01/2020 - 09/30/2020+	9.49	0.07	0.35	0.42	(0.05)	0.00	0.00	(0.05)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)

Class A

04/01/2020 - 09/30/2020+	9.49	0.06	0.36	0.42	(0.05)	0.00	0.00	(0.05)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.12	(0.10)	0.02	(0.15)	0.00	0.00	(0.15)

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.86	4.57%	$9,106,820	0.49	%*	0.49	%*	0.45	%*	0.45	%*	1.52	%*	45%

9.49	(0.48)	7,793,178	0.55		0.55		0.45		0.45		2.68		222

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.82	3.49	7,238,471	0.53		0.53		0.45		0.45		1.76		324

9.66	0.47	8,433,549	0.47		0.47		0.45		0.45		1.42		1,753

9.86	4.51	2,932,040	0.59	*	0.59	*	0.55	*	0.55	*	1.42	*	45

9.49	(0.58)	2,762,049	0.65		0.65		0.55		0.55		2.58		222

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.82	3.38	1,713,191	0.63		0.63		0.55		0.55		1.65		324

9.66	0.37	1,155,364	0.57		0.57		0.55		0.55		1.38		1,753

9.86	4.49	41,861	0.64	*	0.69	*	0.60	*	0.65	*	1.38	*	45

9.49	(0.63)	38,892	0.70		0.75		0.60		0.65		2.57		222

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.86	4.44	30,249	0.74	*	0.74	*	0.70	*	0.70	*	1.40	*	45

9.49	(0.73)	1,500,981	0.80		0.80		0.70		0.70		2.43		222

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	1,677,360	0.78		0.78		0.70		0.70		1.51		324

9.66	0.22	1,408,999	0.72		0.72		0.70		0.70		1.16		1,753

9.86	4.44	1,495,134	0.74	*	0.74	*	0.70	*	0.70	*	1.27	*	45

9.49	(0.73)	1,370,799	0.80		0.80		0.70		0.70		2.41		222

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	903,392	0.78		0.78		0.70		0.70		1.50		324

9.66	0.22	618,410	0.72		0.72		0.70		0.70		1.18		1,753

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO Short-Term Fund (cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$9.49	$0.05	$0.36	$0.41	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)

03/31/2016	9.79	0.09	(0.10)	(0.01)	(0.12)	0.00	0.00	(0.12)

Class R

04/01/2020 - 09/30/2020+	9.49	0.05	0.36	0.41	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)

03/31/2016	9.79	0.09	(0.09)	0.00	(0.13)	0.00	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.86	4.28%	$124,142	1.04	%*	1.04	%*	1.00	%*	1.00	%*	0.98	%*	45%

9.49	(1.03)	125,668	1.10		1.10		1.00		1.00		2.13		222

9.80	1.76	172,777	1.05		1.05		1.00		1.00		2.10		104

9.85	1.55	136,018	1.12		1.12		1.00		1.00		1.41		156

9.82	2.92	174,228	1.08		1.08		1.00		1.00		1.21		324

9.66	(0.08)	178,088	1.02		1.02		1.00		1.00		0.88		1,753

9.86	4.31	108,454	0.99	*	0.99	*	0.95	*	0.95	*	1.03	*	45

9.49	(0.98)	107,765	1.05		1.05		0.95		0.95		2.17		222

9.80	1.81	128,331	1.00		1.00		0.95		0.95		2.13		104

9.85	1.60	122,140	1.07		1.07		0.95		0.95		1.47		156

9.82	2.97	116,464	1.03		1.03		0.95		0.95		1.25		324

9.66	(0.03)	104,036	0.97		0.97		0.95		0.95		0.94		1,753

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$13,186,994
Investments in Affiliates	1,128,485

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,444
Over the counter	27,503
Cash	259
Deposits with counterparty	76,933
Foreign currency, at value	10,250
Receivable for investments sold	5,404
Receivable for TBA investments sold	9,680
Receivable for Fund shares sold	27,043
Interest and/or dividends receivable	38,029
Dividends receivable from Affiliates	164
Reimbursement receivable from PIMCO	2

Total Assets	14,515,190

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$494,851
Payable for sale-buyback transactions	85,780

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,057
Over the counter	10,860
Payable for investments purchased	4,729
Payable for investments in Affiliates purchased	164
Payable for TBA investments purchased	9,782
Deposits from counterparty	30,481
Payable for Fund shares redeemed	30,667
Distributions payable	449
Accrued investment advisory fees	2,784
Accrued supervisory and administrative fees	2,472
Accrued distribution fees	59
Accrued servicing fees	351
Other liabilities	4

Total Liabilities	676,490

Net Assets	$13,838,700

Net Assets Consist of:

Paid in capital	$13,964,604
Distributable earnings (accumulated loss)	(125,904)

Net Assets	$13,838,700

Cost of investments in securities	$13,127,474
Cost of investments in Affiliates	$1,128,389
Cost of foreign currency held	$11,061
Cost or premiums of financial derivative instruments, net	$(12,293)

* Includes repurchase agreements of:	$4,776

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$9,106,820
I-2	2,932,040
I-3	41,861
Administrative Class	30,249
Class A	1,495,134
Class C	124,142
Class R	108,454

Shares Issued and Outstanding:

Institutional Class	923,569
I-2	297,354
I-3	4,245
Administrative Class	3,068
Class A	151,629
Class C	12,590
Class R	10,999

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.86
I-2	9.86
I-3	9.86
Administrative Class	9.86
Class A	9.86
Class C	9.86
Class R	9.86

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Operations PIMCO Short-Term Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$135,964
Dividends from Investments in Affiliates	1,812
Total Income	137,776

Expenses:

Investment advisory fees	17,031
Supervisory and administrative fees	15,057
Distribution and/or servicing fees - Administrative Class	1,291
Distribution fees - Class C	189
Distribution fees - Class R	135
Servicing fees - Class A	1,766
Servicing fees - Class C	157
Servicing fees - Class R	135
Trustee fees	31
Interest expense	2,999
Miscellaneous expense	1
Total Expenses	38,792
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	38,782

Net Investment Income (Loss)	98,994

Net Realized Gain (Loss):

Investments in securities	(22,312)
Investments in Affiliates	(15,357)
Exchange-traded or centrally cleared financial derivative instruments	(106,411)
Over the counter financial derivative instruments	31,320
Short sales	(7,825)
Foreign currency	11,546

Net Realized Gain (Loss)	(109,039)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	575,621
Investments in Affiliates	21,888
Exchange-traded or centrally cleared financial derivative instruments	47,929
Over the counter financial derivative instruments	(37,053)
Foreign currency assets and liabilities	4,620

Net Change in Unrealized Appreciation (Depreciation)	613,005

Net Increase (Decrease) in Net Assets Resulting from Operations	602,960

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$98,994	$430,720
Net realized gain (loss)	(109,039)	44,615
Net change in unrealized appreciation (depreciation)	613,005	(528,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	602,960	(53,110)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(51,488)	(260,488)
I-2	(16,333)	(93,675)
I-3	(218)	(1,683)
Administrative Class	(6,072)	(42,211)
Class A	(7,245)	(36,488)
Class C	(460)	(3,170)
Class R	(421)	(2,696)

Total Distributions(a)	(82,237)	(440,411)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(381,355)	(4,579,655)

Total Increase (Decrease) in Net Assets	139,368	(5,073,176)

Net Assets:

Beginning of period	13,699,332	18,772,508
End of period	$13,838,700	$13,699,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$30,000	$29,951

Delos Finance SARL
1.970% (LIBOR03M + 1.750%) due 10/06/2023 ~		420	412

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		49,200	49,163

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		19,350	19,369
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		24,550	24,575

Toyota Motor Credit Corp.
1.063% (LIBOR03M + 0.830%) due 03/29/2021 «~		71,200	71,099

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		13,341	11,886

Total Loan Participations and Assignments (Cost $207,797)			206,455

CORPORATE BONDS & NOTES 54.0%

BANKING & FINANCE 33.0%

ADCB Finance Cayman Ltd.
1.400% due 06/14/2021	GBP	10,900	14,030

AerCap Ireland Capital DAC
3.500% due 05/26/2022		$1,400	1,414
4.450% due 12/16/2021		30,705	31,377
4.500% due 05/15/2021		35,131	35,804
4.625% due 07/01/2022		4,150	4,262
5.000% due 10/01/2021		12,300	12,682

AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~		39,900	39,948

Air Lease Corp.
2.250% due 01/15/2023		14,250	14,291
2.500% due 03/01/2021		6,700	6,741
2.750% due 01/15/2023		12,800	13,062
3.375% due 06/01/2021		5,300	5,364
3.500% due 01/15/2022		18,700	19,187
4.250% due 02/01/2024		1,800	1,870

Aircastle Ltd.
5.125% due 03/15/2021		44,897	45,557
5.500% due 02/15/2022		6,113	6,253

Ally Financial, Inc.
4.125% due 02/13/2022		19,917	20,671

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 04/15/2021	$7,505	$7,634
4.625% due 05/19/2022	200	210

Ambac LSNI LLC
6.000% due 02/12/2023 •	2	2

American Honda Finance Corp.
0.668% (US0003M + 0.420%) due 09/08/2023 ~	22,100	22,161

Aozora Bank Ltd.
2.550% due 09/09/2022	6,270	6,453
3.810% due 09/07/2021	14,510	14,873

Assurant, Inc.
1.483% (US0003M + 1.250%) due 03/26/2021 ~	8,230	8,228

Athene Global Funding
1.534% (US0003M + 1.230%) due 07/01/2022 ~	136,939	138,032
4.000% due 01/25/2022	2,650	2,752

Aviation Capital Group LLC
0.938% (US0003M + 0.670%) due 07/30/2021 ~	27,153	26,436
1.196% (US0003M + 0.950%) due 06/01/2021 ~	14,050	13,748
2.875% due 01/20/2022	51,476	51,093
6.750% due 04/06/2021	14,793	15,117
7.125% due 10/15/2020	12,543	12,578

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	24,800	22,773
3.625% due 05/01/2022	1,100	1,081
5.125% due 10/01/2023	3,900	3,915
5.500% due 01/15/2023	8,100	8,181

Banco del Estado de Chile
2.668% due 01/08/2021	7,620	7,667

Banco Santander Chile
1.456% (US0003M + 1.200%) due 11/28/2021 ~	23,600	23,525
2.500% due 12/15/2020	6,302	6,336
2.700% due 01/10/2025	5,200	5,489

Bangkok Bank PCL
4.800% due 10/18/2020	1,100	1,102

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~	82,334	82,710

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~	52,158	52,327
1.710% (US0003M + 1.430%) due 02/15/2023 ~	21,989	22,103
1.898% (US0003M + 1.625%) due 01/10/2023 ~	18,924	19,064
4.610% due 02/15/2023 •	40,000	41,881

BGC Partners, Inc.
5.125% due 05/27/2021	2,550	2,591

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~	$67,240	$67,079
1.358% (US0003M + 1.125%) due 09/26/2023 ~	7,760	7,610
2.375% due 09/15/2021	20,508	20,663
2.750% due 09/18/2022	41,200	42,074
3.000% due 05/23/2022	13,827	14,129

Boston Properties LP
4.125% due 05/15/2021	10,000	10,131

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~	35,500	35,063

Cantor Fitzgerald LP
4.875% due 05/01/2024	4,900	5,368

Citigroup, Inc.
0.935% (US0003M + 0.690%) due 10/27/2022 ~	1,520	1,528
1.214% (US0003M + 0.950%) due 07/24/2023 ~	37,052	37,328
1.269% (US0003M + 1.023%) due 06/01/2024 ~	23,640	23,776
1.380% (US0003M + 1.100%) due 05/17/2024 ~	72,478	73,144
1.676% (US0003M + 1.430%) due 09/01/2023 ~	37,214	37,848

CNH Industrial Capital LLC
3.875% due 10/15/2021	12,550	12,898
4.375% due 11/06/2020	4,189	4,203
4.875% due 04/01/2021	2,000	2,039

Credit Suisse Group AG
1.449% (US0003M + 1.200%) due 12/14/2023 ~	1,300	1,312
1.489% (US0003M + 1.240%) due 06/12/2024 ~	23,700	23,904
1.489% due 06/12/2024 ~	1,500	1,513

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	5,450	5,764

Danske Bank A/S
1.171% due 12/08/2023 •	34,489	34,510
1.309% (US0003M + 1.060%) due 09/12/2023 ~	24,800	24,619
1.309% due 09/12/2023 ~	7,855	7,798
3.001% due 09/20/2022 •	26,820	27,351

DBS Group Holdings Ltd.
0.865% (US0003M + 0.620%) due 07/25/2022 ~	19,000	19,049

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	1,179	1,053

Eksportfinans ASA
1.043% (US0003M + 0.800%) due 11/10/2020 ~	49,200	49,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Abu Dhabi Bank PJSC
1.221% (US0003M + 0.950%) due 04/16/2022 ~	$36,861	$36,984

Ford Motor Credit Co. LLC
0.681% (US0003M + 0.430%) due 11/02/2020 ~	13,375	13,333
1.114% (US0003M + 0.810%) due 04/05/2021 ~	18,155	17,891
2.343% due 11/02/2020	11,200	11,214
2.826% (US0003M + 2.550%) due 01/07/2021 ~	50,100	49,922
3.336% due 03/18/2021	300	301

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~	39,908	39,891
1.294% (US0003M + 0.990%) due 01/05/2023 ~	5,975	5,913
1.349% (US0003M + 1.100%) due 11/06/2021 ~	41,665	41,657
1.530% (US0003M + 1.310%) due 06/30/2022 ~	18,954	18,901
1.818% (US0003M + 1.550%) due 01/14/2022 ~	61,980	62,308
3.200% due 07/06/2021	3,934	3,994
3.450% due 01/14/2022	969	994
3.450% due 04/10/2022	150	154
3.550% due 07/08/2022	2,100	2,173
4.200% due 11/06/2021	4,725	4,879

Goldman Sachs Group, Inc.
1.006% (US0003M + 0.750%) due 02/23/2023 ~	29,440	29,553
1.041% (US0003M + 0.780%) due 10/31/2022 ~	31,378	31,517
1.264% (US0003M + 1.000%) due 07/24/2023 ~	4,600	4,627
1.298% (US0003M + 1.050%) due 06/05/2023 ~	5,596	5,634
1.856% (US0003M + 1.600%) due 11/29/2023 ~	775	798

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	6,484	6,903

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~	1,825	1,823
2.850% due 01/15/2021	7,899	7,928
3.550% due 05/21/2021	5,523	5,606
4.050% due 02/04/2022	4,775	4,936

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~	157,132	156,630
1.480% (US0003M + 1.230%) due 03/11/2025 ~	23,800	24,022

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022	380	397
4.625% due 01/13/2022	12,901	13,497

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	$3,790	$3,824
3.000% due 03/06/2022	26,017	26,684

ICICI Bank Ltd.
5.750% due 11/16/2020	25,696	25,806

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~	7,690	7,792
1.368% (US0003M + 1.150%) due 03/29/2022 ~	29,609	29,903

Intercontinental Exchange, Inc.
0.903% (US0003M + 0.650%) due 06/15/2023 ~	60,800	60,996

International Lease Finance Corp.
8.625% due 01/15/2022	22,679	24,393

Jackson National Life Global Funding
0.963% (US0003M + 0.730%) due 06/27/2022 ~(h)	6,700	6,753

JPMorgan Chase & Co.
0.986% (US0003M + 0.730%) due 04/23/2024 ~	1,753	1,766
1.146% (US0003M + 0.890%) due 07/23/2024 ~	7,004	7,065
1.494% (US0003M + 1.230%) due 10/24/2023 ~	78,078	79,317
3.220% due 03/01/2025 •	2,500	2,689

KEB Hana Bank
0.925% (US0003M + 0.700%) due 10/02/2022 ~	19,900	19,935
1.002% (US0003M + 0.700%) due 10/02/2022 ~	3,720	3,726
1.124% (US0003M + 0.875%) due 09/14/2022 ~	8,800	8,857

LeasePlan Corp. NV
2.875% due 10/24/2024	17,150	17,716

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	4,700	4,736
2.858% due 03/17/2023 •	36,400	37,434
2.907% due 11/07/2023 •	10,000	10,400

Mirae Asset Daewoo Co. Ltd.
4.125% due 11/07/2021	16,700	17,125

Mitsubishi UFJ Financial Group, Inc.
0.981% (US0003M + 0.740%) due 03/02/2023 ~	32,100	32,275
1.035% (US0003M + 0.790%) due 07/25/2022 ~	88,747	89,454
1.105% (US0003M + 0.860%) due 07/26/2023 ~	25,980	26,234
1.176% (US0003M + 0.920%) due 02/22/2022 ~	34,690	35,021
3.455% due 03/02/2023	28,900	30,787

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	17,265	17,501
2.652% due 09/19/2022	22,460	23,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 10/21/2020	$23,766	$23,791
3.406% due 02/28/2022	2,400	2,477
3.559% due 02/28/2024	5,000	5,380

Mizuho Financial Group, Inc.
0.880% (US0003M + 0.630%) due 05/25/2024 ~	113,315	113,295
1.099% (US0003M + 0.850%) due 09/13/2023 ~	33,695	33,882
1.111% (US0003M + 0.840%) due 07/16/2023 ~	39,371	39,565
1.250% (US0003M + 1.000%) due 09/11/2024 ~	2,000	2,022
1.263% (US0003M + 0.990%) due 07/10/2024 ~	54,500	55,041

Morgan Stanley
1.463% (US0003M + 1.220%) due 05/08/2024 ~	41,340	41,823
1.664% (US0003M + 1.400%) due 10/24/2023 ~	89,254	90,734

Nationwide Building Society
3.622% due 04/26/2023 •	12,800	13,305

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~	139,241	139,861
1.775% (US0003M + 1.550%) due 06/25/2024 ~	4,400	4,421

NatWest Markets PLC
1.618% (US0003M + 1.400%) due 09/29/2022 ~	53,900	54,350

Navient Corp.
5.000% due 10/26/2020	2,900	2,904
5.875% due 03/25/2021	27,760	28,012
6.625% due 07/26/2021	8,400	8,542

Nissan Motor Acceptance Corp.
0.916% (US0003M + 0.650%) due 07/13/2022 ~	1,680	1,642
0.923% due 09/28/2022 •	38,490	37,436
1.156% (US0003M + 0.890%) due 01/13/2022 ~	90,000	88,973
3.450% due 03/15/2023	800	821

Nomura Holdings, Inc.
1.851% due 07/16/2025	39,022	39,763
2.648% due 01/16/2025	29,150	30,710

Nordea Bank Abp
1.196% (US0003M + 0.940%) due 08/30/2023 ~	14,115	14,141

OneMain Finance Corp.
5.625% due 03/15/2023	500	520
6.125% due 05/15/2022	2,600	2,704
7.750% due 10/01/2021	3,350	3,511

ORIX Corp.
2.650% due 04/13/2021	39,695	40,083
2.900% due 07/18/2022	21,535	22,308
3.200% due 01/19/2022	26,500	27,319

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		$21,566	$21,478
5.250% due 08/15/2022		33,371	33,518

Piper Jaffray Cos.
4.740% due 10/15/2021		6,900	6,900
5.200% due 10/15/2023		24,600	24,661

QNB Finance Ltd.
1.251% (US0003M + 1.000%) due 05/02/2022 ~		27,590	27,574
1.570% (US0003M + 1.320%) due 12/06/2021 ~(f)		10,000	10,018
1.606% (US0003M + 1.350%) due 05/31/2021 ~		47,309	47,504
1.703% (US0003M + 1.450%) due 08/11/2021 ~		14,400	14,490
1.842% (US0003M + 1.570%) due 07/18/2021 ~		40,600	40,812

Santander Holdings USA, Inc.
4.450% due 12/03/2021		17,109	17,789

Santander UK Group Holdings PLC
2.875% due 08/05/2021		6,100	6,227
3.373% due 01/05/2024 •		14,400	15,060

Santander UK PLC
0.940% (US0003M + 0.660%) due 11/15/2021 ~		3,300	3,320
3.750% due 11/15/2021		500	518

Scentre Group Trust
2.375% due 04/28/2021		12,180	12,260

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		29,218	29,367

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~		26,900	26,714

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		18,660	18,822
3.000% due 07/15/2022		8,800	8,982
3.550% due 04/15/2024		21,150	22,212

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		131,570	132,022
3.050% due 01/15/2021		3,925	3,952
3.785% due 05/21/2025 •		1,708	1,817

Starwood Property Trust, Inc.
3.625% due 02/01/2021		4,100	4,112

Sumitomo Mitsui Financial Group, Inc.
1.012% (US0003M + 0.740%) due 10/18/2022 ~		6,900	6,949
1.046% (US0003M + 0.780%) due 07/12/2022 ~		50,225	50,618
1.360% (BBSW3M + 1.270%) due 03/29/2022 ~	AUD	20,515	14,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.378% (US0003M + 1.110%) due 07/14/2021 ~	$5,044	$5,084
1.412% (US0003M + 1.140%) due 10/19/2021 ~	9,635	9,735
1.922% (US0003M + 1.680%) due 03/09/2021 ~	1,600	1,611

Synchrony Bank
3.650% due 05/24/2021	31,700	32,182

Synchrony Financial
2.850% due 07/25/2022	4,611	4,751

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~	31,600	31,820
1.230% due 08/15/2023 •	2,600	2,618
1.476% due 05/23/2023 •	14,623	14,789

Ventas Realty LP
3.125% due 06/15/2023	3,900	4,082

WEA Finance LLC
3.250% due 10/05/2020	15,570	15,573

Wells Fargo & Co.
1.180% due 05/17/2023 •	3,000	2,992
1.491% (US0003M + 1.230%) due 10/31/2023 ~	128,988	130,622

		4,566,907

INDUSTRIALS 17.1%

AbbVie, Inc.
0.728% (US0003M + 0.460%) due 11/19/2021 ~	800	802
2.150% due 11/19/2021	55,600	56,653

Allergan Sales LLC
4.875% due 02/15/2021	12,000	12,065

AP Moller - Maersk A/S
2.337% (US0003M + 2.100%) due 03/16/2021 ~	7,000	7,043

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~	116,071	116,775
2.764% due 08/15/2022	1,900	1,970

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~	19,000	19,039
1.260% (US0003M + 1.010%) due 12/15/2023 ~	46,900	47,358
2.750% due 07/15/2021	2,200	2,237
3.000% due 10/08/2021	1,325	1,359
3.500% due 06/25/2021	15,118	15,423

BMW Finance NV
1.047% (US0003M + 0.790%) due 08/12/2022 ~	30,000	30,149

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW U.S. Capital LLC
0.754% (US0003M + 0.500%) due 08/13/2021 ~	$4,500	$4,510

Boeing Co.
2.125% due 03/01/2022	11,563	11,649
2.300% due 08/01/2021	39,629	40,156
2.700% due 05/01/2022	9,749	9,943
8.750% due 08/15/2021	3,812	4,065

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	800	818

Broadcom Corp.
2.200% due 01/15/2021	8,378	8,411

Broadcom, Inc.
3.125% due 04/15/2021	63,123	63,826
3.125% due 10/15/2022	6,200	6,491

Central Nippon Expressway Co. Ltd.
0.740% (US0003M + 0.460%) due 02/15/2022 ~	26,200	26,252
0.811% (US0003M + 0.560%) due 11/02/2021 ~	114,500	114,807
1.061% due 03/03/2022 •	37,880	38,052
1.099% (US0003M + 0.850%) due 09/14/2021 ~	62,400	62,391
1.315% (US0003M + 1.070%) due 04/23/2021 ~	16,900	16,972
2.091% due 09/14/2021	2,100	2,127
2.241% due 02/16/2021	8,450	8,498
2.293% due 04/23/2021	16,928	17,075

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	120,557	123,406
4.464% due 07/23/2022	35,600	37,707
4.500% due 02/01/2024	500	555

Cigna Corp.
0.896% (US0003M + 0.650%) due 09/17/2021 ~	54,200	54,211

CNPC HK Overseas Capital Ltd.
4.500% due 04/28/2021	12,500	12,755

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~	1,900	1,900
3.800% due 10/22/2021	1,500	1,552

Continental Airlines Pass-Through Trust
4.750% due 07/12/2022	352	349
5.500% due 04/29/2022	2,173	2,147

CRH America, Inc.
5.750% due 01/15/2021	400	406

D.R. Horton, Inc.
4.375% due 09/15/2022	11,200	11,887

Daimler Finance North America LLC
0.706% (US0003M + 0.450%) due 02/22/2021 ~	15,297	15,303
0.799% (US0003M + 0.550%) due 05/04/2021 ~	44,755	44,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.919% (US0003M + 0.670%) due 11/05/2021 ~	$29,340	$29,368
1.089% (US0003M + 0.840%) due 05/04/2023 ~	19,800	19,728
1.136% (US0003M + 0.880%) due 02/22/2022 ~	56,150	56,326
1.180% (US0003M + 0.900%) due 02/15/2022 ~	28,700	28,862
2.000% due 07/06/2021	1,500	1,516
2.200% due 10/30/2021	1,700	1,728
2.875% due 03/10/2021	3,195	3,228

Danone S.A.
2.077% due 11/02/2021	1,600	1,625

Dell International LLC
4.000% due 07/15/2024	9,000	9,737
4.420% due 06/15/2021	31,473	32,220
5.450% due 06/15/2023	5,200	5,704

Delta Air Lines, Inc.
2.600% due 12/04/2020	4,300	4,306

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	144,700	144,671

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	37,249	37,402
2.300% due 06/01/2021	4,200	4,249

ERAC USA Finance LLC
2.600% due 12/01/2021	100	102
4.500% due 08/16/2021	6,200	6,410

Federal Express Corp. Pass-Through Trust
6.720% due 07/15/2023	867	894

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	6,235	6,349

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	22,600	22,575

General Mills, Inc.
6.610% due 10/15/2022	19,500	19,546

General Motors Co.
1.150% (US0003M + 0.900%) due 09/10/2021 ~	10,095	10,096

Gilead Sciences, Inc.
0.740% (US0003M + 0.520%) due 09/29/2023 ~	28,500	28,538

Heathrow Funding Ltd.
4.875% due 07/15/2023	6,500	6,662

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	38,400	38,406

Hyundai Capital America
1.069% (US0003M + 0.820%) due 03/12/2021 ~	27,418	27,419
1.217% due 07/08/2021 •	16,300	16,314

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.217% (US0003M + 0.940%) due 07/08/2021 ~	$24,188	$24,209
2.375% due 02/10/2023	12,300	12,641
2.450% due 06/15/2021	8,362	8,454
3.000% due 10/30/2020	1,820	1,823
3.250% due 09/20/2022	2,600	2,706
3.450% due 03/12/2021	5,800	5,868
3.950% due 02/01/2022	1,979	2,054

Imperial Brands Finance PLC
3.125% due 07/26/2024	17,150	18,155
3.750% due 07/21/2022	45,488	47,556

Infor, Inc.
1.450% due 07/15/2023	3,400	3,449

Interpublic Group of Cos., Inc.
3.750% due 10/01/2021	6,800	7,017

Japan Tobacco, Inc.
2.000% due 04/13/2021	5,300	5,338

Kia Motors Corp.
2.625% due 04/21/2021	1,730	1,745

Kinder Morgan, Inc.
1.555% (US0003M + 1.280%) due 01/15/2023 ~	1,700	1,710

Kraft Heinz Foods Co.
1.063% (US0003M + 0.820%) due 08/10/2022 ~	14,110	14,040

Marriott International, Inc.
0.846% (US0003M + 0.600%) due 12/01/2020 ~	2,575	2,570
3.125% due 10/15/2021	14,868	15,074

Molson Coors Brewing Co.
2.100% due 07/15/2021	1,900	1,923

Mylan NV
3.150% due 06/15/2021	31,825	32,342
3.750% due 12/15/2020	3,428	3,443

Mylan, Inc.
4.200% due 11/29/2023	300	329

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	26,400	26,779

Nutrition & Biosciences, Inc.
0.697% due 09/15/2022	5,300	5,310

NXP BV
3.875% due 09/01/2022	900	952

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~	99,061	88,220

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	11,905	12,046
3.650% due 07/29/2021	3,000	3,071

Phillips 66
0.834% (US0003M + 0.600%) due 02/26/2021 ~	26,905	26,908

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~	$23,100	$23,191

Reliance Industries Ltd.
4.500% due 10/19/2020	3,875	3,882

Reynolds American, Inc.
4.000% due 06/12/2022	12,000	12,653

Rolls-Royce PLC
2.375% due 10/14/2020	500	499

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	3,200	3,507
6.250% due 03/15/2022	3,500	3,715

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~	27,150	25,685

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,469	1,488

Syngenta Finance NV
3.125% due 03/28/2022	2,800	2,852
3.933% due 04/23/2021	9,403	9,525

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	10,200	10,430
4.000% due 11/26/2021	14,600	15,142

Valero Energy Corp.
1.403% (US0003M + 1.150%) due 09/15/2023 ~	35,650	35,543

VMware, Inc.
2.950% due 08/21/2022	5,400	5,625

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~	65,988	66,032
1.083% (US0003M + 0.860%) due 09/24/2021 ~	27,000	27,107
1.197% (US0003M + 0.940%) due 11/12/2021 ~	36,500	36,686
2.700% due 09/26/2022	2,900	3,008

Vulcan Materials Co.
0.896% (US0003M + 0.650%) due 03/01/2021 ~	8,749	8,753

Woodside Finance Ltd.
4.600% due 05/10/2021	50,872	51,496

Woolworths Group Ltd.
4.550% due 04/12/2021	751	764

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~	20,820	20,824

		2,361,991

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPECIALTY FINANCE 1.1%

CIMIC Group Ltd
0.000% due 01/04/2021 «(c)(f)	$60,905	$60,249
0.000% due 01/04/2021 (c)(f)	41,782	41,321
0.000% due 01/11/2021 (c)(f)	7,129	7,045
0.000% due 01/21/2021 (c)(f)	15,000	14,804

Greensill Capital UK Ltd.
0.000% due 01/04/2021 «(c)(f)	14,095	13,944

Lloyds Banking Group PLC
3.870% due 09/02/2021 (f)	22,467	22,887

		160,250

UTILITIES 2.8%

AT&T, Inc.
1.155% (US0003M + 0.890%) due 02/15/2023 ~	52,326	52,797

BG Energy Capital PLC
4.000% due 10/15/2021	6,900	7,143

CNOOC Finance Ltd.
4.250% due 01/26/2021	6,801	6,874

Dominion Energy, Inc.
0.774% (US0003M + 0.530%) due 09/15/2023 ~	44,100	44,177

Israel Electric Corp. Ltd.
6.875% due 06/21/2023	13,900	15,951

Pacific Gas & Electric Co.
1.717% (US0003M + 1.480%) due 06/16/2022 ~	38,700	38,793
1.750% due 06/16/2022	73,308	73,397
3.250% due 06/15/2023	2,100	2,176
3.400% due 08/15/2024	4,400	4,602
3.750% due 02/15/2024	6,900	7,231
3.850% due 11/15/2023	2,300	2,428
4.250% due 08/01/2023	7,000	7,460

PPL WEM Ltd.
5.375% due 05/01/2021	573	581

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	2,100	2,122

Southern California Edison Co.
3.700% due 08/01/2025	1,300	1,447

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	55,475	55,483

Sprint Communications, Inc.
6.000% due 11/15/2022	8,800	9,493
11.500% due 11/15/2021	300	330

Sprint Corp.
7.250% due 09/15/2021	8,200	8,590
7.875% due 09/15/2023	1,500	1,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
1.380% (US0003M + 1.100%) due 05/15/2025 ~	$45,731	$46,767

		389,564

Total Corporate Bonds & Notes (Cost $7,441,348)		7,478,712

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.6%

California State General Obligation Bonds, Series 2017
0.937% (US0001M + 0.780%) due 04/01/2047 ~	50,810	50,787

Orange Unified School District, California Revenue Bonds, Series 2008
1.005% (US0001M + 0.850%) due 05/01/2043 «~(f)	31,970	30,554

		81,341

COLORADO 0.0%

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.151% (0.67*US0001M + 1.050%) due 09/01/2039 ~	1,540	1,544

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
0.580% (US0003M + 0.300%) due 02/15/2036 ~	18,000	17,010

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.375% (US0003M + 0.130%) due 10/25/2036 ~	2,298	2,243

Total Municipal Bonds & Notes (Cost $103,721)		102,138

U.S. GOVERNMENT AGENCIES 5.2%

Fannie Mae
0.235% due 12/25/2036 - 07/25/2037 •	235	232
0.268% due 03/25/2034 •	11	11

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.298% due 08/25/2034 •	$70	$70
0.305% due 03/25/2036 •	22	22
0.348% due 02/25/2037 •	504	504
0.448% due 12/25/2028 •	156	156
0.468% due 06/25/2036 •	86	86
0.488% due 11/25/2036 •	75	75
0.498% due 04/25/2036 - 03/25/2044 •	200	201
0.506% due 12/25/2044 •(h)	9,152	9,196
0.518% due 03/25/2036 •	44	44
0.525% due 09/25/2036 - 09/25/2042 •	252	254
0.548% due 06/25/2032 - 09/25/2032 •	32	32
0.550% due 05/18/2032 •	58	58
0.551% due 03/17/2032 •	305	305
0.556% due 07/25/2044 •(h)	4,623	4,624
0.578% due 07/25/2036 •	28	28
0.598% due 08/25/2021 - 09/25/2037 •	100	99
0.601% due 09/17/2027 •	2	2
0.606% due 07/25/2046 •(h)	15,257	15,245
0.648% due 02/25/2022 - 04/25/2042 •	152	153
0.650% due 07/18/2027 - 05/18/2032 •	57	57
0.656% due 03/25/2046 •	3,645	3,646
0.688% due 07/25/2037 •	149	151
0.778% due 04/25/2031 •	57	58
0.918% due 06/25/2037 •	111	114
0.956% due 05/25/2050 •	3,770	3,790
0.998% due 02/25/2023 - 07/25/2038 •	5	5
1.048% due 04/25/2032 - 11/25/2049 •	18	18
1.148% due 11/25/2049 •	9	9
1.298% due 09/25/2023 •	6	6
1.368% due 10/25/2038 •	28	29
1.932% due 05/01/2021 - 01/01/2027 •	6	6
2.010% due 09/01/2035 •	2	2
2.289% due 09/01/2034 •	9	9
2.362% due 09/01/2035 •	5	5
2.371% due 06/01/2043 - 10/01/2044 •	1,663	1,671
2.413% due 08/01/2035 •	14	14
2.417% due 06/01/2035 •	9	9
2.445% due 01/01/2036 •	17	18
2.449% due 01/01/2036 •	19	20
2.466% due 07/01/2034 •	2	2
2.468% due 07/01/2035 •	17	17
2.523% due 06/01/2034 •	2	2
2.590% due 06/01/2033 •	9	9
2.643% due 05/01/2035 •	15	16
2.762% due 09/01/2034 •	27	27
2.854% due 05/01/2034 •	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.967% due 11/01/2024 •	$3	$3
3.000% due 05/25/2028 - 06/25/2028 (a)	29,741	1,796
3.015% due 06/01/2036 •	8	8
3.084% due 10/01/2035 •	13	13
3.086% due 09/01/2034 •	144	145
3.115% due 08/01/2029 •	150	151
3.176% due 05/01/2038 •	1,191	1,258
3.208% due 12/01/2040 •	21	21
3.290% due 05/01/2035 •	53	53
3.360% due 05/01/2036 •	546	565
3.366% due 11/01/2034 •	52	55
3.380% due 11/01/2035 •	38	38
3.441% due 02/01/2034 •	21	22
3.495% due 09/01/2034 •	6	6
3.645% due 12/01/2036 •	5	5
3.719% due 04/01/2029 •	2	2
3.743% due 12/01/2035 •	7	7
3.761% due 12/01/2036 •	5	5
3.780% due 06/01/2035 •	25	26
3.815% due 03/01/2036 •	16	16
3.835% due 01/01/2036 •	58	61
3.840% due 02/01/2033 •	2	2
3.843% due 07/01/2029 •	39	40
3.905% due 11/01/2035 •	8	8
3.912% due 03/01/2036 •	22	22
3.938% due 01/01/2032 •	146	146
4.035% due 11/01/2027 •	1	1
4.067% due 05/01/2036 •	12	13
4.085% due 10/01/2035 •	6	6
4.192% due 09/01/2035 •	6	6
4.456% due 07/01/2028 •	3	3
5.761% due 10/25/2042 ~	156	180
8.010% due 06/25/2032 ~	2	2

Freddie Mac
0.402% due 07/15/2034 •	33	32
0.502% due 07/15/2036 •	239	240
0.506% due 02/15/2038 •(h)	13,322	13,232
0.552% due 06/15/2031 •	40	40
0.602% due 12/15/2031 - 09/15/2041 •	487	492
0.632% due 11/15/2036 •	24	24
0.652% due 07/15/2039 - 02/15/2041 •	1,323	1,313
0.702% due 06/15/2031 •	98	98
0.750% due 07/28/2025	25,717	25,747
0.752% due 06/15/2031 - 12/15/2037 •	133	135
0.852% due 03/15/2032 •	84	85
0.912% due 03/15/2023 •	1	1
1.152% due 11/15/2033 - 10/15/2049 •	117	119
2.202% due 07/15/2035 •	22,800	23,001
2.219% due 10/25/2044 •	1,718	1,768
2.371% due 02/25/2045 •	621	632

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 09/01/2035 •	$50	$52
2.405% due 08/01/2035 •	25	26
2.500% due 06/25/2034 - 10/25/2048 (h)	105,415	106,696
2.626% due 12/01/2035 •	9	9
2.674% due 08/01/2035 •	7	7
2.830% due 08/01/2034 •	16	16
2.912% due 04/01/2025 •	1	1
3.117% due 01/15/2038 ~(a)	12,025	687
3.412% due 07/01/2033 •	11	11
3.685% due 11/01/2035 •	19	19
4.083% due 05/01/2034 •	15	16
4.199% due 10/01/2033 •	4	4
5.000% due 08/15/2035	1,065	1,242
6.500% due 07/25/2043	143	179

Ginnie Mae
0.705% due 04/20/2062 •	4,365	4,378
0.755% due 10/20/2065 •	3,270	3,286
0.835% due 11/20/2065 •	6,796	6,820
0.855% due 02/20/2062 •	20,925	21,057
0.925% due 10/20/2066 •(h)	2,730	2,765
0.955% due 01/20/2066 - 05/20/2066 •(h)	29,561	29,965
0.955% due 06/20/2066 •	8,530	8,648
1.005% due 04/20/2066 - 11/20/2066 •(h)	11,100	11,283
1.105% due 12/20/2066 •(h)	3,018	3,073
1.152% due 08/16/2039 •	201	206
1.155% due 03/20/2066 •	18,943	19,348
1.438% due 07/20/2067 •(h)	4,473	4,575
1.904% due 04/20/2067 •(h)	4,355	4,450
2.213% due 12/20/2068 •	15,064	15,066
2.213% due 12/20/2068 •(h)	5,538	5,537
2.500% due 01/20/2049 - 10/20/2049 (h)	88,899	90,784
2.675% due 11/20/2067 •(h)	1,867	1,909
2.875% (H15T1Y + 1.500%) due 05/20/2021 - 06/20/2026 ~	21	20
2.875% due 06/20/2027 - 05/20/2032 •	444	463
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	78	80
3.000% due 03/20/2029 - 03/20/2032 •	296	306
3.125% (H15T1Y + 1.500%) due 12/20/2021 - 12/20/2024 ~	1	0
3.125% due 11/20/2026 - 12/20/2033 •	206	214
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2025 ~	29	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 08/20/2027 - 08/20/2031 •		$399	$413

NCUA Guaranteed Notes
0.506% due 12/07/2020 •		1,932	1,934
0.715% due 12/08/2020 •		1,821	1,821

Small Business Administration
4.340% due 03/01/2024		20	21
5.370% due 04/01/2028		52	57
5.490% due 03/01/2028		31	34

Uniform Mortgage-Backed Security
4.000% due 04/01/2048 - 09/01/2049		248,481	264,896

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050		100	103

Total U.S. Government Agencies (Cost $717,758)			725,265

U.S. TREASURY OBLIGATIONS 2.1%

U.S. Treasury Inflation Protected Securities (e)
0.750% due 07/15/2028 (h)(j)(l)		152,516	175,762

U.S. Treasury Notes
0.625% due 05/15/2030 (h)		85,800	85,505
1.500% due 02/15/2030 (h)		25,800	27,832

Total U.S. Treasury Obligations (Cost $288,209)			289,099

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.8%

280 Park Avenue Mortgage Trust
1.032% due 09/15/2034 •		12,400	12,406

Adjustable Rate Mortgage Trust
3.170% due 02/25/2035 ~		697	708

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•		1,161	997
0.338% due 09/25/2046 ^•		463	449

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •		67	67

AREIT Trust
1.132% due 11/14/2035 •		8,966	8,872
1.172% due 09/14/2036 •		27,400	27,108
2.772% due 04/14/2037 •		26,100	26,469

Ashford Hospitality Trust
1.052% due 04/15/2035 •		6,705	6,414

Atrium Hotel Portfolio Trust
1.102% due 06/15/2035 •		17,200	16,403

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	62,300	80,210

BAMLL Commercial Mortgage Securities Trust
1.202% due 04/15/2036 •		$11,700	11,290
1.352% due 03/15/2034 •		17,500	16,582

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
3.895% due 02/20/2036 ~	$568	$551
4.199% due 01/20/2047 ^~	58	56

Banc of America Mortgage Trust
3.612% due 07/20/2032 ~	13	13
3.688% due 02/25/2036 ^~	41	39

Bancorp Commercial Mortgage Trust
1.052% due 09/15/2035 •	968	960
1.152% due 03/15/2036 •	10,379	10,118
1.202% due 09/15/2036 •	21,539	21,306

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	27	26
3.034% due 11/25/2034 ~	284	268
3.098% due 08/25/2033 ~	626	616
3.122% due 07/25/2033 ~	1,116	1,074
3.239% due 11/25/2034 ~	4,375	3,631
3.540% due 01/25/2034 ~	105	107
3.696% due 01/25/2035 ~	35	35
3.874% due 05/25/2047 ^~	588	569
4.051% due 01/25/2034 ~	29	30

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	395	370
3.169% due 01/25/2036 ^~	939	951
3.251% due 09/25/2035 ^~	1,447	1,143
3.413% due 11/25/2036 ~	1,520	1,166
3.502% due 05/25/2035 ~	103	103

Bear Stearns Commercial Mortgage Securities Trust
6.105% due 04/12/2038 ~	4,916	4,940

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	3,349	2,782
6.765% due 12/26/2046 ^~	2,073	1,842

Brass PLC
0.980% due 11/16/2066 •	14,225	14,275

CD Mortgage Trust
5.648% due 10/15/2048	4,713	4,830

Chase Mortgage Finance Trust
3.650% due 03/25/2037 ^~	194	189

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.398% due 08/25/2035 •	96	96

Citigroup Mortgage Loan Trust
0.218% due 01/25/2037 •	198	174
1.662% due 08/25/2036 •	3,294	3,269
2.570% due 05/25/2035 •	112	112
2.965% due 07/25/2046 ^~	145	139
3.177% due 08/25/2035 ~	337	336
3.228% due 09/25/2059 þ	10,066	10,167
3.258% due 04/25/2066 ~	5,143	5,209
3.355% due 09/25/2037 ^~	1,118	1,077
3.880% due 10/25/2035 ^•	50	50
4.023% due 03/25/2034 ~	31	31

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
0.781% due 03/10/2046 •		$953	$953

Countrywide Alternative Loan Trust
0.308% due 02/25/2047 •		98	89
0.328% due 05/25/2047 •		1,768	1,631
0.336% due 02/20/2047 ^•		2,520	1,921
0.338% due 09/25/2046 ^•		573	536
0.351% due 12/20/2046 ^•		1,700	1,416
0.358% due 07/25/2046 •		167	154
0.366% due 07/20/2046 ^•		920	699
2.019% due 12/25/2035 •		311	284
2.019% due 02/25/2036 •		215	198
3.839% due 02/25/2037 ^~		558	540
6.000% due 04/25/2037 ^		123	79
6.250% due 12/25/2033		95	97

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •		140	123
0.728% due 04/25/2035 •		16	15
0.788% due 03/25/2035 •		175	153
3.231% due 09/25/2047 ^~		95	89
3.625% due 07/19/2031 ~		3	3

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •		1,660	1,555
4.925% due 01/25/2034 ^~		8	8

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		29	27
3.342% due 11/25/2034 ~		207	214
3.494% due 11/25/2033 ~		647	645

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058		9,896	9,978

Credit Suisse Mortgage Capital Trust
0.902% due 07/15/2032 •		15,600	15,127
3.050% due 10/27/2059 ~		20,817	20,967
3.120% due 12/26/2059 ~		2,726	2,751
3.322% due 10/25/2058 ~		9,295	9,383

Durham Mortgages A PLC
0.617% due 03/31/2053 •	GBP	22,791	29,349

Durham Mortgages B PLC
0.668% due 03/31/2054 •		8,789	11,283

Dutch Property Finance BV
0.202% due 07/28/2054 •	EUR	842	985

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		$3,320	3,368

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •	GBP	975	1,213

European Loan Conduit
1.000% due 02/17/2030 •	EUR	10,689	12,427

European Residential Loan Securitisation DAC
0.324% due 03/24/2063 •		629	737

Finsbury Square PLC
0.000% due 06/16/2070 •	GBP	28,500	37,005
0.859% due 03/16/2070 •		24,057	30,964

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.010% due 09/12/2068 •	GBP	3,437	$4,443
1.023% due 06/16/2069 •		2,306	2,980
1.069% due 12/16/2069 •		1,462	1,891

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		$184	156

FirstKey Master Funding
3.000% due 05/27/2036 ~		3,444	3,442

FWD Securitization Trust
2.240% due 01/25/2050 ~		10,548	10,636

GCAT Trust
2.650% due 10/25/2068 ~		2,567	2,680

GMAC Mortgage Corp. Loan Trust
3.076% due 08/19/2034 ~		257	237

Gosforth Funding PLC
0.697% due 12/19/2059 •		1,589	1,589

GPMT Ltd.
1.056% due 11/21/2035 •		4,682	4,667

Great Hall Mortgages PLC
0.182% due 03/18/2039 •	GBP	1,802	2,287
0.202% due 06/18/2038 •		1,111	1,410

GreenPoint Mortgage Funding Trust
0.588% due 06/25/2045 •		$163	144
0.608% due 06/25/2045 •		72	60
0.688% due 11/25/2045 •		263	227

GS Mortgage Securities Corp. Trust
0.852% due 07/15/2032 •		8,000	7,988

GS Mortgage Securities Trust
2.905% due 11/10/2049		4,200	4,226
3.648% due 01/10/2047		23,240	24,184

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		98	106

GSR Mortgage Loan Trust
3.502% due 04/25/2036 ~		164	136
3.681% due 09/25/2035 ~		637	648
3.783% due 01/25/2036 ^~		194	194

Harben Finance PLC
0.868% due 08/20/2056 •	GBP	3,278	4,221

HarborView Mortgage Loan Trust
0.286% due 03/19/2037 •		$524	491
0.336% due 07/19/2046 ^•		1,134	655
0.596% due 05/19/2035 •		622	580
0.636% due 03/19/2036 ^•		1,702	1,564
2.874% due 04/19/2034 ~		11	10
3.424% due 08/19/2036 ^~		29	29

Hawksmoor Mortgage Funding PLC
1.112% due 05/25/2053 •	GBP	23,116	29,838

Hawksmoor Mortgages
1.112% due 05/25/2053 •		121,073	156,284

Holmes Master Issuer PLC
0.635% due 10/15/2054 •		$11,131	11,135
0.695% due 10/15/2054 •		93,581	93,569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$8,201	$8,281

HPLY Trust
1.152% due 11/15/2036 •		21,883	21,107

Impac CMB Trust
0.788% due 03/25/2035 •		2,098	2,064
1.048% due 10/25/2033 •		1	1

IMT Trust
0.852% due 06/15/2034 •		8,947	8,869

IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~		1	1
2.823% due 01/25/2032 ~		1	1

IndyMac Mortgage Loan Trust
0.328% due 07/25/2047 •		418	325
0.338% due 09/25/2046 •		826	747
0.348% due 06/25/2046 •		357	312
0.358% due 05/25/2046 •		130	122
0.628% due 07/25/2035 •		94	89
3.716% due 12/25/2034 ~		14	14

JPMBB Commercial Mortgage Securities Trust
3.046% due 04/15/2047		67	67

JPMorgan Chase Commercial Mortgage Securities Trust
1.002% due 12/15/2036 •		8,500	8,348
1.012% due 01/16/2037 •		7,600	7,479
1.152% due 06/15/2032 •		18,198	17,444
1.602% due 12/15/2031 •		15,200	14,742
2.410% due 06/15/2035 •		23,840	22,675
3.093% due 07/05/2032		11,025	11,365
3.379% due 09/15/2050		4,300	4,584

JPMorgan Mortgage Trust
2.945% due 04/25/2035 ~		897	803

Lanark Master Issuer PLC
1.026% due 12/22/2069 •		20,650	20,703

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		4,119	4,141

Liberty Funding Pty. Ltd.
1.340% due 10/10/2049 •	AUD	1,619	1,156

London Wall Mortgage Capital PLC
0.923% due 11/15/2049 •	GBP	2,344	3,017

Luminent Mortgage Trust
0.318% due 12/25/2036 •		$557	517
0.348% due 10/25/2046 •		144	134
0.508% due 12/25/2036 ^•		106	98

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •		351	316
3.230% due 11/21/2034 ~		364	368

MASTR Alternative Loan Trust
6.000% due 08/25/2033		437	458

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •		434	431

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •		$452	$438
1.012% due 08/15/2032 •		28	27
2.610% due 10/20/2029 •		319	314

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •		2,031	1,985
0.398% due 11/25/2035 •		256	245
1.810% (US0006M + 1.500%) due 12/25/2032 ~		3	3

Merrill Lynch Mortgage-Backed Securities Trust
3.614% due 04/25/2037 ^~		242	238

MF1 Ltd.
1.278% due 12/25/2034 •		2,500	2,467

MFA Trust
1.479% due 08/25/2049 ~		6,297	6,345

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		25,156	26,373

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		616	627
3.040% due 04/15/2048		3,239	3,386

Morgan Stanley Capital Trust
1.152% due 05/15/2036 •		11,400	10,972
6.215% due 06/11/2042 ~		8,100	8,352
6.345% due 06/11/2049 ~		2,119	2,110

Morgan Stanley Mortgage Loan Trust
0.368% due 02/25/2047 •		817	303
2.746% due 06/25/2036 ~		39	40

MortgageIT Trust
0.888% due 12/25/2034 •		344	343

Motel 6 Trust
1.072% due 08/15/2034 •		9,233	9,094

Natixis Commercial Mortgage Securities Trust
0.902% due 02/15/2033 •		5,900	5,584

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		86,657	91,725
3.500% due 10/25/2059 ~		3,170	3,410

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		89,179	93,910
3.500% due 12/25/2057 ~		4,532	4,885
4.500% due 05/25/2058 ~		13,761	14,910

Nomura Resecuritization Trust
0.701% due 12/26/2036 •		1,947	1,919

OBX Trust
0.798% due 06/25/2057 •		1,776	1,778

Pepper Residential Securities Trust
1.140% due 08/13/2057 •	AUD	3,394	2,432

Permanent Master Issuer PLC
0.655% due 07/15/2058 •		$2,250	2,251
0.825% due 07/15/2058 •		13,050	13,080

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PFP Ltd.
1.122% due 04/14/2036 •		$38,119	$37,665
1.202% due 04/14/2037 •		2,500	2,448

Polaris RMBS
1.305% due 04/27/2057 •	GBP	4,687	6,041

Precise Mortgage Funding PLC
0.740% due 03/12/2055 •		2,774	3,558

RBS Acceptance, Inc.
4.424% due 06/25/2024 ~		$1	1

RBSSP Resecuritization Trust
0.815% due 08/26/2045 •		1,863	1,837

Residential Accredit Loans, Inc. Trust
0.358% due 04/25/2046 •		159	63
0.398% due 08/25/2037 •		211	193
0.448% due 08/25/2035 •		490	415
2.379% due 09/25/2045 •		314	296

Residential Asset Securitization Trust
3.814% due 12/25/2034 ~		1,061	1,036
5.750% due 02/25/2036 ^		102	70

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		11	11

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	34,100	44,270
1.257% due 09/20/2065 •		4,445	5,748

Ripon Mortgages PLC
0.868% due 08/20/2056 •		107,931	139,118

RMAC PLC
0.760% due 06/12/2046 •		6,532	8,340

Sequoia Mortgage Trust
0.356% due 05/20/2035 •		$1,688	1,666
0.916% due 10/20/2027 •		109	105
1.625% due 05/20/2034 •		648	638
2.633% due 01/20/2047 ^~		115	88
4.031% due 04/20/2035 ~		58	59

Silverstone Master Issuer PLC
0.815% due 01/21/2070 •	GBP	20,064	26,184
0.841% due 01/21/2070 •		$3,960	3,967

Stanlington PLC
1.060% due 06/12/2046 •	GBP	1,723	2,216

Stratton Mortgage Funding PLC
1.262% due 05/25/2051 •		8,203	10,595

Structured Adjustable Rate Mortgage Loan Trust
2.419% due 01/25/2035 ^•		$31	29
3.170% due 02/25/2034 ~		34	33
3.239% due 08/25/2035 ~		326	316

Structured Asset Mortgage Investments Trust
0.338% due 07/25/2046 ^•		1,309	1,038
0.368% due 05/25/2036 •		2,923	2,465
0.368% due 05/25/2046 •		801	415
0.406% due 07/19/2035 •		1,729	1,689
0.408% due 03/25/2037 •		366	180
0.428% due 02/25/2036 ^•		18	17

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.608% due 05/25/2045 •		$223	$216
0.736% due 07/19/2034 •		8	7
0.816% due 09/19/2032 •		9	9
0.856% due 03/19/2034 •		124	122
0.856% due 04/19/2035 •		584	590

Structured Asset Securities Corp.
5.050% due 02/25/2034 þ		2	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.751% due 07/25/2032 ~		4	3

Tharaldson Hotel Portfolio Trust
0.909% due 11/11/2034 •		10,207	9,817

Thornburg Mortgage Securities Trust
3.579% due 04/25/2045 ~		57	55

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	48,907	62,911
1.263% due 02/20/2054 •		9,155	11,849

Towd Point Mortgage Funding PLC
0.868% (BP0003M + 0.800%) due 02/20/2045 ~		9,658	12,412
0.965% due 07/20/2045 •		1,667	2,145
1.101% due 10/20/2051 •		10,446	13,514

Tower Bridge Funding PLC
1.257% due 12/20/2061 •		5,064	6,543

Trinity Square PLC
1.232% due 07/15/2051 •		7,615	9,842

UBS-Barclays Commercial Mortgage Trust
0.941% due 04/10/2046 •		$3,296	3,294

Verus Securitization Trust
1.977% due 03/25/2060 ~		1,985	2,012

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •		63	62
0.418% due 12/25/2045 •		84	82
0.438% due 10/25/2045 •		583	577
0.458% due 01/25/2045 •		71	68
0.508% due 10/25/2045 •		970	951
0.928% due 01/25/2045 •		1,474	1,443
1.719% due 02/25/2047 ^•		313	289
1.749% due 01/25/2047 •		215	210
1.759% due 01/25/2047 ^•		422	393
1.779% due 04/25/2047 •		748	689
1.903% due 02/27/2034 •		26	26
1.932% due 01/25/2047 •		139	132
1.981% due 12/25/2046 •		979	909
1.991% due 12/25/2046 ^•		462	414
2.019% due 02/25/2046 •		1,159	1,132
2.019% due 08/25/2046 •		5,348	5,214
2.182% due 07/25/2046 •		163	152
2.182% due 08/25/2046 •		1,625	1,526
2.182% due 09/25/2046 •		243	239
2.182% due 11/25/2046 •		94	88
2.182% due 12/25/2046 •		583	548
2.219% due 11/25/2042 •		139	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.419% due 06/25/2042 •		$156	$149
2.419% due 08/25/2042 •		190	181
2.772% due 09/25/2033 ~		204	195
2.790% due 09/25/2033 ~		647	637
3.032% due 09/25/2036 ^~		257	245
3.083% due 01/25/2037 ^~		261	244
3.181% due 04/25/2037 ^~		166	150
3.325% due 05/25/2037 ^~		322	272
3.371% due 12/25/2036 ^~		169	166
3.508% due 02/25/2037 ^~		373	334
3.520% due 03/25/2033 ~		27	26
3.552% due 02/25/2037 ^~		859	824
3.627% due 02/25/2037 ^~		401	387
3.666% due 06/25/2034 ~		599	602

Washington Mutual Mortgage Pass-Through Certificates Trust
1.989% due 05/25/2046 ^•		296	247

Wells Fargo Commercial Mortgage Trust
0.884% due 12/15/2036 •		4,390	4,399
1.001% due 12/13/2031 •		10,000	9,629
1.201% due 07/15/2046 •		2,500	2,490
1.701% due 01/15/2059 •		3,500	3,519
4.218% due 07/15/2046 ~		4,100	4,426

Wells Fargo-RBS Commercial Mortgage Trust
0.711% due 08/15/2047 •		15,925	15,721
0.941% due 12/15/2045 •		20,884	20,875
1.351% due 06/15/2045 •		22,535	22,363
1.601% due 06/15/2044 •		8,884	8,891
3.369% due 11/15/2047		13,246	13,900
3.440% due 04/15/2045		2,099	2,131

Total Non-Agency Mortgage-Backed Securities (Cost $1,888,425)			1,907,068

ASSET-BACKED SECURITIES 15.4%

522 Funding CLO Ltd.
1.522% due 10/20/2029 •		8,400	8,390

AASET U.S. Ltd.
3.844% due 01/16/2038		10,275	9,594

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		6,620	6,466

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		11	6
0.928% due 04/25/2034 •		18,061	17,617
1.183% due 10/25/2034 •		2,935	2,881

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	9,800	11,579

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.598% due 01/25/2036 •		$803	803

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.928% due 05/25/2034 •		$261	$260

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •		159	156

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.088% due 06/25/2029 •		88	83

Arbor Realty Collateralized Loan Obligation Ltd.
1.142% due 12/15/2027 •		1,400	1,382

Arbor Realty Commercial Real Estate Notes Ltd.
1.302% due 05/15/2037 •		19,500	19,330

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	6,500	7,598

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.198% due 12/25/2033 •		$130	127
3.581% due 12/25/2033 •		1,977	1,968

Arkansas Student Loan Authority
1.150% due 11/25/2043 •		2,392	2,375

Asset-Backed Funding Certificates Trust
0.848% due 06/25/2034 •		358	349
1.123% due 06/25/2033 •		1,170	1,163

Asset-Backed Securities Corp. Home Equity Loan Trust
0.228% due 05/25/2037 •		23	19
0.388% due 07/25/2036 •		1,150	1,096

Atlas Senior Loan Fund Ltd.
1.142% due 04/20/2028 •		2,229	2,204

Basic Asset-Backed Securities Trust
0.458% due 04/25/2036 •		557	554

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		3,358	3,369

Bear Stearns Asset-Backed Securities Trust
0.638% due 09/25/2035 •		6,134	6,108
0.808% due 10/25/2032 •		135	134
0.823% due 11/25/2035 ^•		597	595
0.948% due 10/27/2032 •		60	59
1.148% due 10/25/2037 •		619	618
1.148% due 11/25/2042 •		18	17
1.398% due 08/25/2037 •		359	357
5.500% due 09/25/2033 þ		6,947	7,204

Bear Stearns Second Lien Trust
1.498% due 01/25/2036 •		9,728	9,710

Benefit Street Partners CLO Ltd.
1.052% due 07/18/2027 •		1,874	1,866

BlueMountain CLO Ltd.
1.596% due 04/13/2027 •		5,407	5,406

Bravo Mortgage Asset Trust
0.388% due 07/25/2036 •		208	207

Brookside Mill CLO Ltd.
1.093% due 01/17/2028 •		4,519	4,483

Carrington Mortgage Loan Trust
1.503% due 10/17/2029 •		7,100	7,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cent CLO Ltd.
1.600% due 10/29/2025 •		$317	$317

Chase Funding Trust
0.788% due 08/25/2032 •		21	21

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •		9	9

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •		275	232

CLNC FL1 Ltd.
1.406% due 08/20/2035 •		46,900	46,028

Commonbond Student Loan Trust
2.550% due 05/25/2041		3,306	3,394

Countrywide Asset-Backed Certificates
0.438% due 05/25/2047 •		218	213
0.888% due 05/25/2032 •		147	144
1.573% due 03/25/2035 •		736	737
1.648% due 10/25/2034 •		2,279	2,280

Countrywide Asset-Backed Certificates Trust
0.298% due 09/25/2046 •		92	91
0.948% due 10/25/2047 •		1,914	1,884
1.048% due 05/25/2036 •		555	543

Countrywide Asset-Backed Certificates Trust, Inc.
0.688% due 12/25/2034 •		5,216	5,019

Countrywide Asset-Backed Certificates, Inc.
0.973% due 03/25/2034 •		1,448	1,439

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		2	2

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		282	222
0.748% due 08/25/2035 •		4,114	4,086

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		43	26

Crown Point CLO Ltd.
1.442% due 10/20/2028 •		2,898	2,872

CWHEQ Revolving Home Equity Loan Trust
0.292% due 01/15/2037 •		11	11

Dell Equipment Finance Trust
2.260% due 06/22/2022		29,900	30,403

Delta Funding Home Equity Loan Trust
0.972% due 09/15/2029 •		23	23

Dorchester Park CLO DAC
1.172% due 04/20/2028 •		8,137	8,115

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	10,400	12,190

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		$20,541	19,856
1.148% due 07/25/2069 •		11,442	11,341
1.198% due 05/25/2067 •		1,258	1,248

Edsouth Indenture LLC
0.878% due 04/25/2039 •		2,199	2,174

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EFS Volunteer LLC
1.095% due 10/25/2035 •		$4,124	$4,086

Elevation CLO Ltd.
1.262% due 04/18/2027 •		1,096	1,095

Elmwood CLO Ltd.
1.622% due 04/20/2030 •		23,000	23,000

EMC Mortgage Loan Trust
0.888% due 05/25/2040 •		30	29

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		28,760	28,561

Fieldstone Mortgage Investment Trust
2.323% due 08/25/2034 •		699	682

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		4,882	4,884

Finance America Mortgage Loan Trust
0.973% due 08/25/2034 •		7,853	7,715

First Franklin Mortgage Loan Trust
0.308% due 11/25/2036 •		2,775	2,701

First NLC Trust
0.218% due 08/25/2037 •		414	258

Flagship CLO Ltd.
1.121% due 01/16/2026 •		1,507	1,506

Flagship Credit Auto Trust
2.830% due 10/16/2023		4,090	4,151

Ford Auto Securitization Trust
2.321% due 10/15/2023	CAD	29,100	22,168

Ford Credit Floorplan Master Owner Trust
0.752% due 09/15/2024 •		$49,200	49,475

Fremont Home Loan Trust
0.883% due 01/25/2035 •		1,828	1,810

Gallatin CLO Ltd.
1.321% due 01/21/2028 •		27,318	27,133
1.575% (US0003M + 1.050%) due 07/15/2027 ~		14,477	14,444

Golden Credit Card Trust
0.472% due 05/15/2023 •		6,500	6,506

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	9,300	10,907

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •		$12,900	12,849

Greystone Commercial Real Estate Notes Ltd.
1.332% due 09/15/2037 •		16,000	15,640

GSAA Home Equity Trust
0.688% due 07/25/2037 •		1,256	1,212

GSAMP Trust
0.218% due 12/25/2036 •		318	191
0.408% due 06/25/2036 •		5,662	5,435
0.898% due 01/25/2034 •		1,471	1,424

GSRPM Mortgage Loan Trust
0.648% due 03/25/2035 •		2,500	2,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •		$10,700	$10,723

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	19,500	22,907

Home Equity Asset Trust
0.538% due 07/25/2036 •		$7,763	7,603
1.068% due 02/25/2033 •		1	1
1.093% due 06/25/2034 •		3,893	3,880

HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •		99	37

HSI Asset Securitization Corp. Trust
0.308% due 05/25/2037 •		131	129
0.328% due 02/25/2036 •		260	259
0.478% due 02/25/2036 •		3,872	3,684

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		7,095	6,911
0.388% due 05/25/2037 •		1,500	1,464
0.418% due 07/25/2036 •		2,500	2,381

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		3,698	3,743
3.750% due 04/25/2059 þ		8,397	8,629

Lehman ABS Mortgage Loan Trust
0.238% due 06/25/2037 •		311	244

Lehman XS Trust
0.298% due 04/25/2037 ^•		57	61

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		41,400	40,988

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •		359	342
0.848% due 03/25/2032 •		16	16
0.973% due 02/25/2034 •		470	469
1.123% due 04/25/2035 •		23,800	23,729
1.168% due 08/25/2033 •		1,633	1,623

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •		33,854	34,704

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	9,700	11,438

Madison Park Funding Ltd.
1.602% due 04/20/2026 •		$5,195	5,194

Marlette Funding Trust
2.690% due 09/17/2029		1,515	1,530
3.130% due 07/16/2029		10,949	11,068
3.440% due 04/16/2029		1,063	1,074
3.710% due 12/15/2028		2,455	2,472

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •		624	624

Master Credit Card Trust
0.646% due 07/21/2024 •		20,800	20,835

MASTR Asset-Backed Securities Trust
0.198% due 11/25/2036 •		56	26
0.198% due 01/25/2037 •		286	106

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.848% due 09/25/2034 •	$8,675	$8,184
0.928% due 02/25/2034 •	1,211	1,177

Merrill Lynch Mortgage Investors Trust
0.228% due 09/25/2037 •	5	3
0.268% due 02/25/2037 •	295	123
0.538% due 12/25/2036 •	3,965	3,948

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 05/25/2037 •	125	108
0.248% due 09/25/2036 •	20	10
0.458% due 12/25/2035 •	955	941
1.048% due 05/25/2034 •	17,176	16,938

Morgan Stanley Home Equity Loan Trust
1.138% due 05/25/2035 •	950	936

Morgan Stanley IXIS Real Estate Capital Trust
0.198% due 11/25/2036 •	9	4

Mountain View CLO Ltd.
1.075% due 10/15/2026 •	6,553	6,514
1.361% due 10/16/2029 •	13,200	13,171

Nassau Ltd.
2.383% due 07/20/2029 •	9,900	9,919

Navient Private Education Loan Trust
2.650% due 12/15/2028	5,456	5,531
2.740% due 02/15/2029	3,122	3,186

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	26,100	26,155
1.690% due 05/15/2069	27,880	28,271
2.460% due 11/15/2068	2,600	2,719

Navient Student Loan Trust
0.498% due 03/25/2067 •	9,519	9,467
0.948% due 07/26/2066 •	15,369	15,008
1.198% due 12/27/2066 •	20,327	20,125
3.430% due 12/15/2059	1,366	1,369

Nelnet Student Loan Trust
0.748% due 02/27/2051 •	5,435	5,385
0.848% due 09/27/2038 •	4,840	4,758
0.948% due 09/25/2065 •	3,478	3,449
0.948% due 08/25/2067 •	39,244	38,692
0.998% due 02/25/2066 •	3,344	3,314
1.075% due 06/27/2067 •	69,388	68,924

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •	3,830	3,820

New Century Home Equity Loan Trust
0.328% due 05/25/2036 •	274	255
1.078% due 11/25/2034 •	2,488	2,407

Nissan Auto Lease Trust
1.800% due 05/16/2022	8,438	8,499

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.298% due 07/25/2036 •	4,228	3,985

Northstar Education Finance, Inc.
0.848% due 12/26/2031 •	3,519	3,448

NovaStar Mortgage Funding Trust
0.808% due 01/25/2036 •	8,524	8,456
1.228% due 06/25/2035 •	3,864	3,817

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO
1.544% due 05/13/2029 •	$494	$491

Ocean Trails CLO
1.425% due 07/15/2028 •	3,267	3,261

OCP CLO Ltd.
1.075% due 07/15/2027 •	1,344	1,340

OneMain Financial Issuance Trust
2.370% due 09/14/2032	6,628	6,641

Option One Mortgage Loan Trust
0.688% due 08/25/2032 •	58	57
0.808% due 05/25/2035 •	781	781

Oscar U.S. Funding LLC
3.100% due 04/11/2022	4,199	4,223

Palmer Square CLO Ltd.
1.130% due 08/15/2026 •	11,874	11,851

Palmer Square Loan Funding Ltd.
0.875% due 04/15/2026 •	1,634	1,628
0.925% due 07/15/2026 •	7,438	7,412
1.053% due 02/20/2028 •	8,118	8,080

Penarth Master Issuer PLC
0.690% due 07/18/2023 •	38,150	38,149

PFS Financing Corp.
0.702% due 04/15/2024 •	18,700	18,677
0.930% due 08/15/2024	14,000	14,025
2.230% due 10/15/2024	2,980	3,066

RAAC Trust
0.698% due 01/25/2046 •	5,715	5,679

Renaissance Home Equity Loan Trust
0.508% due 11/25/2034 •	144	133
1.028% due 08/25/2033 •	325	310

Residential Asset Mortgage Products Trust
0.668% due 07/25/2035 •	1,000	987
0.688% due 05/25/2036 •	3,341	3,332
0.708% due 06/25/2032 •	3	3
0.838% due 10/25/2035 •	100	99
1.168% due 01/25/2034 •	2,825	2,780

Residential Asset Securities Corp. Trust
0.793% due 03/25/2035 •	1,819	1,809

Securitized Asset-Backed Receivables LLC Trust
0.818% due 08/25/2034 •	3,243	2,880
0.823% due 01/25/2035 •	619	590

Shackleton CLO Ltd.
1.402% due 10/20/2028 •	16,574	16,513

SLC Student Loan Trust
0.340% due 05/15/2029 •	5,866	5,737
0.360% due 03/15/2027 •	14,010	13,924
0.370% due 06/15/2029 •	3,954	3,924

SLM Student Loan Trust
0.355% due 01/25/2027 •	1,368	1,367
0.385% due 10/25/2028 •	1,987	1,972
0.385% due 10/27/2031 •	37,923	37,341
0.395% due 10/25/2029 •	7,681	7,557

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.598% due 06/25/2043 •	$11,321	$11,038
0.720% due 12/15/2027 •	9,426	9,373
0.795% due 01/25/2028 •	1,731	1,732
0.798% due 12/27/2038 •	2,118	2,090
0.800% due 12/15/2025 •	12,065	12,022
0.845% due 10/25/2029 •	23,056	22,997
0.848% due 01/25/2029 •	4,630	4,365
0.995% due 04/25/2023 •	1,223	1,155
1.145% due 07/25/2023 •	2,544	2,423
1.745% due 04/25/2023 •	15,276	15,112
1.945% due 07/25/2023 •	4,868	4,810

SMB Private Education Loan Trust
0.448% due 09/15/2054 •	30,927	30,780
1.600% due 09/15/2054	16,647	16,780
1.602% due 02/17/2032 •	3,423	3,440
2.340% due 09/15/2034	866	883

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	1,445	1,456
2.770% due 05/25/2026	1,916	1,927

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	8,057	8,152
3.010% due 04/25/2028	5,361	5,429
3.240% due 02/25/2028	5,168	5,221

SoFi Professional Loan Program LLC
0.748% due 07/25/2040 •	169	169
1.648% due 10/27/2036 •	2,004	2,017
2.400% due 03/26/2040	1,943	1,966
2.720% due 10/27/2036	1,659	1,687
3.020% due 02/25/2040	761	787
3.180% due 06/15/2048	5,888	5,920

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	33,695	34,496
2.060% due 05/15/2046	14,910	15,059
3.080% due 01/25/2048	1,735	1,745
3.120% due 02/25/2048	1,090	1,093

Sound Point CLO Ltd.
1.162% due 01/20/2028 •	11,628	11,559
1.406% due 01/23/2029 •	48,600	48,423

Soundview Home Loan Trust
0.318% due 06/25/2036 •	2,297	2,275
0.418% due 03/25/2036 •	2,978	2,901
0.428% due 05/25/2036 •	19,250	18,858

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •	2,100	2,099

Specialty Underwriting & Residential Finance Trust
1.123% due 12/25/2035 •	1,123	1,120

Springleaf Funding Trust
2.680% due 07/15/2030	20,774	20,808

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	2,545	2,532

Starwood Waypoint Homes Trust
1.102% due 01/17/2035 •	9,879	9,881

Structured Asset Investment Loan Trust
1.123% due 10/25/2033 •	14	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
1.657% due 04/25/2035 •	$459	$452

Terwin Mortgage Trust
0.358% due 07/25/2037 •	1,625	1,595

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •	3,592	3,579

Towd Point Mortgage Trust
1.148% due 05/25/2058 •	17,113	17,143
1.148% due 10/25/2059 •	13,613	13,630
1.636% due 04/25/2060 ~	138,302	141,021
2.710% due 01/25/2060 ~	46,682	48,869
3.750% due 05/25/2058 ~	27,683	29,984

TPG Real Estate Finance
1.301% due 10/15/2034 •	44,300	43,581

Tralee CLO Ltd.
1.382% due 10/20/2028 •	43,200	42,837

Upstart Securitization Trust
2.684% due 01/21/2030	10,438	10,528
2.897% due 09/20/2029	2,853	2,877

Utah State Board of Regents
0.925% due 01/25/2057 •	13,096	13,063

Venture CLO Ltd.
1.125% due 01/15/2028 •	8,590	8,535
1.155% due 04/15/2027 •	45,535	45,123
1.408% due 10/22/2031 •	5,700	5,698

Volvo Financial Equipment Master Owner Trust
0.672% due 07/17/2023 •	510	511

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •	54	28

Wells Fargo Home Equity Asset-Backed Securities Trust
0.358% due 01/25/2037 •	6,274	6,265

WhiteHorse Ltd.
1.203% due 04/17/2027 •	4,425	4,415

World Omni Automobile Lease Securitization Trust
2.940% due 05/15/2023	25	25

Total Asset-Backed Securities (Cost $2,126,154)		2,123,359

SOVEREIGN ISSUES 0.5%

Development Bank of Japan, Inc.
0.815% (US0003M + 0.570%) due 04/23/2021 ~	4,000	4,006

Export-Import Bank of India
1.247% (US0003M + 1.000%) due 08/21/2022 ~	41,353	40,970
1.253% (US0003M + 1.020%) due 03/28/2022 ~(f)	11,400	11,368

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
2.375% due 10/26/2021	$15,800	$16,089

Total Sovereign Issues (Cost $72,488)		72,433

SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.5%

Sumitomo Mitsui Banking Corp.
0.599% (US0003M + 0.350%) due 11/05/2021 ~	68,800	68,849

COMMERCIAL PAPER 1.1%

AstraZeneca PLC
2.000% due 11/03/2020 (d)	13,000	12,995

Schlumberger Investment S.A.
1.950% due 10/27/2020 (d)	15,200	15,198

Shell International Finance B.V.
2.300% due 01/19/2021 (d)	125,000	124,910

		153,103

REPURCHASE AGREEMENTS (g) 0.0%
		4,776

U.S. TREASURY BILLS 0.4%
0.114% due 10/01/2020 - 01/07/2021 (b)(c)(j)(l)	55,739	55,737

Total Short-Term Instruments (Cost $281,574)		282,465

Total Investments in Securities (Cost $13,127,474)		13,186,994

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.2%

SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short Asset Portfolio	215,399	$2,157

PIMCO Short-Term Floating NAV Portfolio III	114,220,529	1,126,328

Total Short-Term Instruments (Cost $1,128,389)		1,128,485

Total Investments in Affiliates (Cost $1,128,389)		1,128,485

Total Investments 103.5% (Cost $14,255,863)		$14,315,479

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $(12,293))		18,030

Other Assets and Liabilities, net (3.6)%		(494,809)

Net Assets 100.0%		$13,838,700

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	01/04/2021	09/28/2020	$60,255	$60,249	0.44%
CIMIC Group Ltd.	0.000	01/04/2021	07/29/2020	41,372	41,321	0.30
CIMIC Group Ltd.	0.000	01/11/2021	07/29/2020	7,056	7,045	0.05
CIMIC Group Ltd.	0.000	01/21/2021	08/06/2020	14,825	14,804	0.11
Export-Import Bank of India	1.253	03/28/2022	12/19/2019	11,337	11,368	0.08
Greensill Capital UK Ltd.	0.000	01/04/2021	09/28/2020	13,947	13,944	0.10
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	22,467	22,887	0.16
Orange Unified School District, California Revenue Bonds, Series 2008	1.005	05/01/2043	11/27/2019	31,853	30,554	0.22
QNB Finance Ltd.	1.570	12/06/2021	06/20/2019	10,051	10,018	0.07

				$213,163	$212,190	1.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,776	U.S. Treasury Notes 2.125% due 08/15/2021	$(4,872)	$4,776	$4,776

Total Repurchase Agreements						$(4,872)	$4,776	$4,776

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.130%	09/10/2020	10/08/2020		$(27,767)	$(27,769)
BPS	0.240	09/15/2020	10/15/2020		(119,198)	(119,211)
CIB	0.200	09/15/2020	10/15/2020		(112,119)	(112,129)
	0.220	09/18/2020	10/22/2020		(61,144)	(61,149)
IND	0.130	09/30/2020	10/01/2020		(168,023)	(168,024)
TDM	0.963	09/17/2020	TBD	(2)	(6,570)	(6,569)

Total Reverse Repurchase Agreements						$(494,851)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	0.150%	09/24/2020	10/01/2020	$(85,778)	$(85,780)

Total Sale-Buyback Transactions					$(85,780)

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(27,769)	$0	$(27,769)	$27,832	$63
BPS	0	(119,211)	0	(119,211)	125,621	6,410
CIB	0	(173,278)	0	(173,278)	181,570	8,292
FICC	4,776	0	0	4,776	(4,872)	(96)
IND	0	(168,024)	0	(168,024)	167,698	(326)
TDM	0	(6,569)	0	(6,569)	6,732	163

Master Securities Forward Transaction Agreement
BCY	0	0	(85,780)	(85,780)	85,505	(275)

Total Borrowings and Other Financing Transactions	$4,776	$(494,851)	$(85,780)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(6,569)	$(6,569)
U.S. Government Agencies	0	(292,489)	0	0	(292,489)
U.S. Treasury Obligations	(168,024)	(27,769)	0	0	(195,793)

Total	$(168,024)	$(320,258)	$0	$(6,569)	$(494,851)

Sale-Buyback Transactions
U.S. Treasury Obligations	(85,780)	0	0	0	(85,780)

Total	$(85,780)	$0	$0	$0	$(85,780)

Total Borrowings	$(253,804)	$(320,258)	$0	$(6,569)	$(580,631)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(580,631)

(h)	Securities with an aggregate market value of $591,119 and cash of $3,860 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,082,355) at a weighted average interest rate of 0.518%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2022	10,942	$2,041,636	$905	$274	$(182)
3-Month Canada Bankers’ Acceptance June Futures	06/2021	9,175	1,713,831	3,076	190	(96)
3-Month Canada Bankers’ Acceptance June Futures	03/2023	469	87,479	(1)	0	(1)
3-Month Canada Bankers’ Acceptance September Futures	09/2022	411	76,707	33	12	(8)
U.S. Treasury 10-Year Note December Futures	12/2020	884	123,346	137	0	(221)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	2,482	396,926	329	182	(816)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	24	5,324	(83)	0	(48)

				$4,396	$658	$(1,372)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	8,314	$(1,837,069)	$(544)	$65	$0
U.S. Treasury 5-Year Note December Futures	12/2020	9,708	(1,223,511)	(1,554)	986	0

				$(2,098)	$1,051	$0

Total Futures Contracts				$2,298	$1,709	$(1,372)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$452,180	$10,934	$(33,628)	$(22,694)	$0	$(640)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025	439,900	(18,549)	(238)	(18,787)	334	(414)

					$(7,615)	$(33,866)	$(41,481)	$334	$(1,054)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$807,200	$0	$83	$83	$0	$(5)
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	618,000	0	61	61	0	(4)

					$0	$144	$144	$0	$(9)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	0.650%	Semi-Annual	08/20/2030	890,200	$(223)	$5,768	$5,545	$2,390	$0

Total Swap Agreements						$(7,838)	$(27,954)	$(35,792)	$2,724	$(1,063)

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,720	$2,724	$4,444	$0	$(1,385)	$(1,672)	$(3,057)

(j)

Securities with an aggregate market value of $44,578 and cash of $73,073 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $11 and liability of $(13) for closed futures and unsettled variation margin liability of $(609) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	$	34,284	CAD	45,882	$174	$0
	11/2020	CAD	45,882	$	34,288	0	(174)
BPS	10/2020	JPY	33,759,514		319,753	0	(349)
	10/2020	$	7,753	GBP	6,090	105	0
	10/2020		63,854	JPY	6,769,620	334	0
	11/2020		319,872		33,759,514	346	0
CBK	10/2020	CAD	14,280	$	10,861	136	0
	10/2020	GBP	544,963		720,266	17,074	0
	10/2020	$	79,655	CAD	106,567	377	0
	10/2020		6,380	GBP	4,748	0	(253)
	11/2020	CAD	106,567	$	79,664	0	(376)
GLM	11/2020	GBP	400,277		513,572	0	(3,012)
HUS	10/2020	AUD	10,739		7,849	157	0
	10/2020	CAD	111,534		84,718	955	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020	EUR	77,036	$	91,790	$1,469	$0
	10/2020	GBP	62,049		80,456	391	0
	10/2020	$	79,387	GBP	61,661	232	(55)
	10/2020		49,772	JPY	5,290,267	390	0
	11/2020	GBP	59,389	$	76,415	0	(230)
	11/2020	$	1,347	AUD	1,892	8	0
IND	11/2020		6,713	MXN	151,984	124	0
MYI	10/2020	AUD	42,599	$	30,653	142	0
	10/2020	CAD	59,656		45,224	422	0
	10/2020	$	14,307	AUD	20,248	196	0
	10/2020		1,044	GBP	810	1	0
	10/2020		61,765	JPY	6,549,648	338	0
	11/2020	AUD	20,248	$	14,308	0	(196)
RYL	10/2020	$	71,522	AUD	97,509	0	(1,682)
SCX	10/2020		19,897		28,085	219	0
	11/2020	AUD	25,394	$	18,005	0	(185)
	11/2020	EUR	77,036		90,395	15	0
SSB	10/2020	$	66,128	CAD	88,596	408	0
	11/2020	CAD	88,596	$	66,135	0	(407)
	11/2020	GBP	133,426		171,017	0	(1,178)
TOR	10/2020	AUD	4,930		3,574	43	0
	10/2020	CAD	55,575		42,487	750	0
	10/2020	$	56,569	JPY	5,996,847	292	0
UAG	10/2020	AUD	156,166	$	112,795	941	0
	10/2020	$	48,319	AUD	68,593	810	0
	10/2020		86,134	JPY	9,153,131	654	0
	11/2020	AUD	68,593	$	48,323	0	(810)

Total Forward Foreign Currency Contracts						$27,503	$(8,907)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	58,500	$(41)	$(34)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	135,800	(95)	(161)

						$(136)	$(195)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.438	10/07/2020	40,600	$(171)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	30,700	(101)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	54,900	(180)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	62,300	(195)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	50,100	(161)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	54,000	(217)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	54,000	(217)	(50)

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	$104.500	10/07/2020	12,500	$(23)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	50,400	(71)	(2)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	21,500	(91)	(27)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	51,000	(287)	(229)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	41,400	(181)	(400)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	42,600	(165)	(165)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	44,800	(112)	(78)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	26,800	(121)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	53,000	(191)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	24,100	(80)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	26,900	(88)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	46,000	(144)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	53,000	(124)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	13,500	(26)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	28,800	(86)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	30,000	(131)	(36)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	22,200	(163)	(202)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	22,200	(163)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	30,000	(84)	(62)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	28,800	(59)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	13,700	(51)	(59)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	13,700	(26)	(24)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	55,000	(309)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	55,000	(258)	(210)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	11,300	(21)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	103.969	11/05/2020	6,400	(22)	(7)

					$(4,319)	$(1,758)

Total Written Options					$(4,455)	$(1,953)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$174	$0	$0	$174	$(174)	$0	$0	$(174)	$0	$0	$0
BPS	785	0	0	785	(349)	0	0	(349)	436	(360)	76
CBK	17,587	0	0	17,587	(629)	0	0	(629)	16,958	(20,360)	(3,402)
FAR	0	0	0	0	0	(111)	0	(111)	(111)	386	275
GLM	0	0	0	0	(3,012)	0	0	(3,012)	(3,012)	0	(3,012)
GSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GST	0	0	0	0	0	(195)	0	(195)	(195)	171	(24)
HUS	3,602	0	0	3,602	(285)	0	0	(285)	3,317	(3,830)	(513)
IND	124	0	0	124	0	0	0	0	124	(10)	114
JPM	0	0	0	0	0	(1,372)	0	(1,372)	(1,372)	1,018	(354)
MYI	1,099	0	0	1,099	(196)	0	0	(196)	903	(1,278)	(375)
RYL	0	0	0	0	(1,682)	0	0	(1,682)	(1,682)	922	(760)
SAL	0	0	0	0	0	(272)	0	(272)	(272)	293	21
SCX	234	0	0	234	(185)	0	0	(185)	49	0	49
SSB	408	0	0	408	(1,585)	0	0	(1,585)	(1,177)	0	(1,177)
TOR	1,085	0	0	1,085	0	0	0	0	1,085	(1,450)	(365)
UAG	2,405	0	0	2,405	(810)	0	0	(810)	1,595	(1,990)	(395)

Total Over the Counter	$27,503	$0	$0	$27,503	$(8,907)	$(1,953)	$0	$(10,860)

(l)

Securities with an aggregate market value of $3,990 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,720	$1,720
Swap Agreements	0	334	0	0	2,390	2,724

	$0	$334	$0	$0	$4,110	$4,444

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,503	$0	$27,503

	$0	$334	$0	$27,503	$4,110	$31,947

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,385	$1,385
Swap Agreements	0	1,672	0	0	0	1,672

	$0	$1,672	$0	$0	$1,385	$3,057

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,907	$0	$8,907
Written Options	0	195	0	0	1,758	1,953

	$0	$195	$0	$8,907	$1,758	$10,860

	$0	$1,867	$0	$8,907	$3,143	$13,917

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(57,540)	$(57,540)
Swap Agreements	0	66,247	0	0	(115,118)	(48,871)

	$0	$66,247	$0	$0	$(172,658)	$(106,411)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,417)	$0	$(25,417)
Written Options	0	641	0	0	1,948	2,589
Swap Agreements	0	0	0	0	54,148	54,148

	$0	$641	$0	$(25,417)	$56,096	$31,320

	$0	$66,888	$0	$(25,417)	$(116,562)	$(75,091)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$57,409	$57,409
Swap Agreements	0	(122,056)	0	0	112,576	(9,480)

	$0	$(122,056)	$0	$0	$169,985	$47,929

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(49,032)	$0	$(49,032)
Written Options	0	11,581	0	0	1,374	12,955
Swap Agreements	0	0	0	0	(976)	(976)

	$0	$11,581	$0	$(49,032)	$398	$(37,053)

	$0	$(110,475)	$0	$(49,032)	$170,383	$10,876

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,298	$194,157	$206,455
Corporate Bonds & Notes
Banking & Finance	0	4,566,907	0	4,566,907
Industrials	0	2,361,991	0	2,361,991
Specialty Finance	0	86,057	74,193	160,250
Utilities	0	389,564	0	389,564
Municipal Bonds & Notes
California	0	50,787	30,554	81,341
Colorado	0	1,544	0	1,544
Louisiana	0	17,010	0	17,010
Pennsylvania	0	2,243	0	2,243
U.S. Government Agencies	0	725,265	0	725,265
U.S. Treasury Obligations	0	289,099	0	289,099
Non-Agency Mortgage-Backed Securities	0	1,907,068	0	1,907,068
Asset-Backed Securities	0	2,123,359	0	2,123,359
Sovereign Issues	0	72,433	0	72,433
Short-Term Instruments
Certificates of Deposit	0	68,849	0	68,849
Commercial Paper	0	153,103	0	153,103
Repurchase Agreements	0	4,776	0	4,776
U.S. Treasury Bills	0	55,737	0	55,737
	$0	$12,888,090	$298,904	$13,186,994

Investments in Affiliates, at Value
Central Funds Used for Cash Management Purposes	$1,128,485	$0	$0	$1,128,485
Total Investments	$1,128,485	$12,888,090	$298,904	$14,315,479

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,709	$2,724	$0	$4,433
Over the counter	0	27,503	0	27,503
	$1,709	$30,227	$0	$31,936

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,372)	(1,063)	0	(2,435)
Over the counter	0	(10,295)	(565)	(10,860)
	$(1,372)	$(11,358)	$(565)	$(13,295)
Total Financial Derivative Instruments	$337	$18,869	$(565)	$18,641
Totals	$1,128,822	$12,906,959	$298,339	$14,334,120

48	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$286,526	$16,557	$(113,200)	$274	$0	$4,000	$0	$0	$194,157	$2,442
Corporate Bonds & Notes
Specialty Finance	0	74,200	0	1	0	(8)	0	0	74,193	(8)
Municipal Bonds & Notes
California	29,549	0	0	2	0	1,003	0	0	30,554	1,003
Non-Agency Mortgage-Backed Securities	2,239	0	0	0	0	0	0	(2,239)	0	0

	$318,314	$90,757	$(113,200)	$277	$0	$4,995	$0	$(2,239)	$298,904	$3,437

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(346)	$0	$0	$(219)	$0	$0	$(565)	$(219)

Totals	$318,314	$90,757	$(113,546)	$277	$0	$4,776	$0	$(2,239)	$298,339	$3,218

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$101,050	Proxy Pricing	Base Price	99.870-99.890	99.884
	93,107	Third Party Vendor	Broker Quote	99.925-100.100	100.088
Corporate Bonds & Notes
Specialty Finance	74,193	Proxy Pricing	Base Price	98.933	—
Municipal Bonds & Notes
California	30,554	Proxy Pricing	Base Price	95.500	—
Financial Derivative Instruments - Liabilities
Over the counter	(400)	Indicative Market Quotation	Broker Quote	0.967	—
	(165)	Other Valuation Techniques(2)	—	—	—

Total	$298,339

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

50	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

52	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2020

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Notes to Financial Statements (Cont.)

may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

54	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2020

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Notes to Financial Statements (Cont.)

determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

56	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2020

Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Notes to Financial Statements (Cont.)

from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$897,290	$389	$(898,000)	$(19,411)	$21,889	$2,157	$389	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$629,252	$6,492,623	$(5,999,600)	$4,054	$(1)	$1,126,328	$1,423	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

58	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2020

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short

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Notes to Financial Statements (Cont.)

sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and

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prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active

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Notes to Financial Statements (Cont.)

long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

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Notes to Financial Statements (Cont.)

interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its

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desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are

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unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection

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Notes to Financial Statements (Cont.)

mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission.

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In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative

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Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $9,628.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

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Notes to Financial Statements (Cont.)

common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$1,341,464	$1,206,888

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$2,533,748	$3,299,079	$3,260,652	$3,299,844

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	420,266	$4,116,846	484,029	$4,731,726

I-2	93,183	908,084	163,020	1,592,174

I-3	3,373	32,871	3,893	38,097

Administrative Class	414	4,050	1,024	9,994

Class A	40,841	399,599	88,927	867,520

Class C	1,777	17,377	4,370	42,461

Class R	1,449	14,157	2,806	27,391

Issued as reinvestment of distributions

Institutional Class	5,104	49,852	25,246	246,569

I-2	1,497	14,615	8,728	85,248

I-3	22	218	172	1,682

Administrative Class	624	6,072	4,322	42,209

Class A	706	6,891	3,564	34,807

Class C	45	437	302	2,953

Class R	43	419	273	2,670

Cost of shares redeemed

Institutional Class	(323,030)	(3,152,599)	(803,454)	(7,827,640)

I-2	(88,378)	(856,462)	(280,235)	(2,731,685)

I-3	(3,248)	(31,542)	(8,203)	(80,233)

Administrative Class	(156,139)	(1,534,670)	(37,468)	(365,923)

Class A	(34,369)	(335,407)	(119,491)	(1,164,364)

Class C	(2,475)	(24,160)	(9,060)	(88,266)

Class R	(1,849)	(18,003)	(4,819)	(47,045)

Net increase (decrease) resulting from Fund share transactions	(40,144)	$(381,355)	(472,054)	$(4,579,655)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2020

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$64,249	$179,180

†  A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$14,252,209	$145,472	$(99,053)	$46,419

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RYL	NatWest Markets Plc
CIB	Canadian Imperial Bank of Commerce	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0006M	6 Month USD Swap Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

82	PIMCO SHORT-TERM FUND

(Unaudited)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

84	PIMCO SHORT-TERM FUND

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

86	PIMCO SHORT-TERM FUND

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

88	PIMCO SHORT-TERM FUND

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

90	PIMCO SHORT-TERM FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4024SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		28

Statements of Operations		30

Statements of Changes in Net Assets		31

Statement of Cash Flows		33

Notes to Financial Statements		125

Glossary		150

Approval of Investment Advisory Contract and Other Agreements		151

Fund	Fund Summary	Schedule of Investments

PIMCO StocksPLUS® Fund	8	34

PIMCO StocksPLUS® Absolute Return Fund	9	45

PIMCO StocksPLUS® International Fund (Unhedged)	10	58

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	11	69

PIMCO StocksPLUS® Long Duration Fund	12	83

PIMCO StocksPLUS® Short Fund	13	100

PIMCO StocksPLUS® Small Fund	14	113

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO STOCKSPLUS® FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of

4	PIMCO STOCKSPLUS® FUNDS

COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	01/07/97	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

6	PIMCO STOCKSPLUS® FUNDS

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX
Administrative Class - PPLAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	61.4%

Corporate Bonds & Notes	12.8%

U.S. Government Agencies	8.8%

U.S. Treasury Obligations	6.8%

Asset-Backed Securities	5.6%

Non-Agency Mortgage-Backed Securities	2.6%

Sovereign Issues	1.8%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	34.34%	15.22%	14.20%	14.22%	10.27%
PIMCO StocksPLUS® Fund I-2	34.28%	15.05%	14.10%	14.09%	10.23%
PIMCO StocksPLUS® Fund I-3	34.35%	15.03%	14.01%	14.05%	10.17%
PIMCO StocksPLUS® Fund Administrative Class	34.23%	14.91%	13.92%	13.99%	9.97%
PIMCO StocksPLUS® Fund Class A	34.20%	14.72%	13.77%	13.77%	9.81%
PIMCO StocksPLUS® Fund Class A (adjusted)	29.17%	10.42%	12.90%	13.34%	9.69%
PIMCO StocksPLUS® Fund Class C	33.75%	14.20%	13.19%	13.19%	9.26%
PIMCO StocksPLUS® Fund Class C (adjusted)	32.75%	13.20%	13.19%	13.19%	9.26%
PIMCO StocksPLUS® Fund Class R	33.93%	14.45%	13.48%	13.49%	9.56%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	9.86%
Lipper Large-Cap Core Funds Average	29.53%	12.73%	12.37%	12.10%	9.10%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.76% for I-3 shares, 0.81% for Administrative Class shares, 0.96% for Class A shares, 1.46% for Class C shares, and 1.21% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns as the S&P 500 Index returned 31.31%.

»	The Fund’s bond alpha strategy added to returns. Highlights about the drivers of performance include the following:

»	Holdings of investment grade corporate bonds contributed to returns as credit spreads tightened.

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to the Brazilian real and South African rand detracted from returns as these currencies depreciated relative to the U.S. dollar over the Fund’s holding period.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	26.9%

U.S. Treasury Obligations	23.5%

U.S. Government Agencies	19.4%

Corporate Bonds & Notes	9.8%

Asset-Backed Securities	9.3%

Non-Agency Mortgage-Backed Securities	5.6%

Sovereign Issues	4.4%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	37.39%	15.24%	15.06%	14.58%	10.78%
PIMCO StocksPLUS® Absolute Return Fund I-2	37.45%	15.17%	14.94%	14.46%	10.69%
PIMCO StocksPLUS® Absolute Return Fund I-3	37.44%	15.11%	14.90%	14.41%	10.63%
PIMCO StocksPLUS® Absolute Return Fund Class A	37.26%	14.83%	14.60%	14.12%	10.35%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	32.11%	10.52%	13.73%	13.68%	10.12%
PIMCO StocksPLUS® Absolute Return Fund Class C	36.75%	14.05%	13.74%	13.26%	9.53%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	35.75%	13.05%	13.74%	13.26%	9.53%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	9.11%
Lipper Large-Cap Core Funds Average	29.53%	12.73%	12.37%	12.10%	8.24%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for the Institutional Class shares, 0.82% for I-2 shares, 0.92% for I-3 shares, 1.12% for Class A shares, and 1.87% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Standard & Poors 500 Index contributed to absolute returns as the Standard & Poors 500 Index returned 31.31%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Holdings of investment grade corporate bonds contributed to returns as credit spreads tightened.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates contributed to returns where yields fell.

»

Long exposure to the Brazilian real, South African rand, Mexican peso, and Argentinian peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

»	Short exposure to the Taiwan dollar detracted from returns as the currency appreciated relative to the U.S. dollar over the fund’s holding period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	30.5%

U.S. Government Agencies	22.8%

Corporate Bonds & Notes	15.2%

Short-Term Instruments‡	12.3%

Asset-Backed Securities	11.0%

Non-Agency Mortgage-Backed Securities	4.3%

Sovereign Issues	3.6%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	25.73%	1.26%	6.23%	5.64%	4.30%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	25.62%	1.21%	6.12%	5.54%	4.21%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	25.72%	1.23%	6.09%	5.49%	4.15%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	25.17%	0.79%	5.80%	5.21%	3.87%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	20.47%	(2.95)%	4.98%	4.81%	3.59%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	24.86%	0.11%	5.05%	4.43%	3.11%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	23.86%	(0.88)%	5.05%	4.43%	3.11%
MSCI EAFE Index	20.39%	0.49%	5.26%	4.62%	2.24%
Lipper International Multi-Cap Core Funds Average	22.42%	1.27%	4.76%	4.11%	2.02%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.02% for Institutional Class shares, 1.12% for I-2 shares, 1.22% for I-3 shares, 1.42% for Class A shares, and 2.17% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns as the index returned 20.39%

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Holdings of investment grade corporate bonds contributed to returns as credit spreads tightened.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates contributed to returns where yields fell.

»

Long exposure to the Brazilian real, South African rand, Mexican peso, and Argentinian peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

»	Short exposure to the Taiwan dollar detracted from returns as the currency appreciated relative to the U.S. dollar over the fund’s holding period.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	47.7%

U.S. Government Agencies	14.7%

Asset-Backed Securities	12.4%

Corporate Bonds & Notes	10.5%

Short-Term Instruments‡	7.2%

Non-Agency Mortgage-Backed Securities	6.2%

Other	1.3%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	21.86%	(1.74)%	7.78%	7.84%	8.39%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	21.96%	(1.81)%	7.68%	7.74%	8.30%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	21.82%	(1.96)%	7.62%	7.68%	8.24%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	21.84%	(2.06)%	7.36%	7.42%	7.95%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	17.27%	(5.73)%	6.54%	7.01%	7.59%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	21.20%	(2.84)%	6.55%	6.61%	7.16%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	20.20%	(3.75)%	6.55%	6.61%	7.16%
MSCI EAFE Hedged USD Index	14.41%	(3.07)%	6.52%	7.07%	6.32%
Lipper International Multi-Cap Core Funds Average	22.42%	1.27%	4.76%	4.11%	5.16%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.00% for the Institutional Class shares, 1.10% for I-2 shares, 1.20% for I-3 shares, 1.40% for Class A shares, and 2.15% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE (USD-Hedged) Index contributed to absolute returns as the index returned 14.41%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Holdings of investment grade corporate bonds contributed to returns as credit spreads tightened.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates contributed to returns where yields fell.

»

Long exposure to the Brazilian real, South African rand, Mexican peso, and Argentinian peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the Fund’s holding period.

»	Short exposure to the Taiwan dollar detracted from returns as the currency appreciated relative to the U.S. dollar over the Fund’s holding period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	43.0%

U.S. Treasury Obligations	35.6%

U.S. Government Agencies	12.1%

Municipal Bonds & Notes	1.8%

Non-Agency Mortgage-Backed Securities	1.8%

Sovereign Issues	1.4%

Asset-Backed Securities	1.4%

Short-Term Instruments‡	1.3%

Preferred Securities	1.0%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	40.80%	26.86%	22.63%	20.67%	16.09%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	8.78%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	41.02%	29.43%	22.84%	21.54%	16.33%
Lipper Specialty Diversified Equity Funds Average	34.10%	19.33%	15.53%	14.33%	10.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 1.01% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”) consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Curve positioning within U.S. interest rate strategies contributed to performance, as an aggregate underweight to the long-end of the curve contributed as rates increased modestly.

»	Out of benchmark exposure to below investment grade securities contributed to performance, as the strategy outperformed like duration U.S. Treasury securities.

»	Out of benchmark exposure to broader mortgage backed securities contributed to performance due to carry and security selection.

»	Exposure to and security selection within Agency debentures contributed to performance, as the strategy outperformed like duration Treasuries.

»	Underweight exposure to investment grade securities detracted from performance, as spreads narrowed.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	48.6%

U.S. Government Agencies	21.5%

Asset-Backed Securities	10.4%

Corporate Bonds & Notes	8.3%

Non-Agency Mortgage-Backed Securities	4.3%

Sovereign Issues	3.9%

Short-Term Instruments‡	2.3%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(21.83)%	(17.90)%	(11.17)%	(11.56)%	(5.36)%
PIMCO StocksPLUS® Short Fund I-2	(21.90)%	(17.94)%	(11.27)%	(11.64)%	(5.44)%
PIMCO StocksPLUS® Short Fund I-3	(21.86)%	(18.01)%	(11.32)%	(11.70)%	(5.48)%
PIMCO StocksPLUS® Short Fund Class A	(22.09)%	(18.27)%	(11.52)%	(11.90)%	(5.76)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(24.99)%	(21.35)%	(12.20)%	(12.25)%	(5.96)%
PIMCO StocksPLUS® Short Fund Class C	(22.42)%	(18.87)%	(12.21)%	(12.56)%	(6.47)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(23.17)%	(19.66)%	(12.21)%	(12.56)%	(6.47)%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	9.59%
Inverse of S&P 500 Index	(26.02)%	(17.71)%	(14.44)%	(13.74)%	(10.65)%
Lipper Dedicated Short-Bias Fund Average	(44.33)%	(36.33)%	(26.25)%	(24.19)%	(18.19)% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.09% for the Institutional Class shares, 1.19% for I-2 shares, 1.29% for I-3 shares, 1.49% for Class A shares, and 2.24% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns as the inverse index returned -26.02%.

»	The Funds bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates contributed to returns where yields fell.

»

Long exposure to the Brazilian real, South African rand, Mexican peso, and Argentinian peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

»	Short exposure to the Taiwan dollar detracted from returns as the currency appreciated relative to the U.S. dollar over the fund’s holding period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	29.0%

Short-Term Instruments‡	20.3%

U.S. Government Agencies	19.2%

Corporate Bonds & Notes	11.3%

Non-Agency Mortgage-Backed Securities	7.4%

Asset-Backed Securities	6.9%

Sovereign Issues	4.5%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	37.22%	(0.06)%	9.03%	11.02%	9.29%
PIMCO StocksPLUS® Small Fund I-2	37.04%	(0.27)%	8.93%	10.89%	9.17%
PIMCO StocksPLUS® Small Fund I-3	37.06%	(0.23)%	8.85%	10.85%	9.12%
PIMCO StocksPLUS® Small Fund Administrative Class	36.98%	(0.40)%	8.76%	10.75%	9.02%
PIMCO StocksPLUS® Small Fund Class A	36.83%	(0.47)%	8.59%	10.58%	8.89%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	31.70%	(4.20)%	7.76%	10.16%	8.60%
PIMCO StocksPLUS® Small Fund Class C	36.32%	(1.21)%	7.80%	9.75%	8.04%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	35.32%	(2.13)%	7.80%	9.75%	8.04%
Russell 2000® Index	31.60%	0.39%	8.00%	9.85%	6.23%
Lipper Small-Cap Core Funds Average	26.86%	(8.16)%	4.97%	8.01%	5.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for the Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.00% for Administrative Class shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index contributed to absolute returns as the index returned 31.60%

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the value of these securities increased.

»	Holdings of investment grade corporate bonds contributed to returns as credit spreads tightened.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates contributed to returns where yields fell.

»

Long exposure to the Brazilian real, South African rand, Mexican peso, and Argentinian peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

»	Short exposure to the Taiwan dollar detracted from returns as the currency appreciated relative to the U.S. dollar over the Fund’s holding period.

14	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,343.40	$2.94	$1,000.00	$1,022.56	$2.54	0.50%
I-2	1,000.00	1,342.80	3.52	1,000.00	1,022.06	3.04	0.60
I-3	1,000.00	1,343.50	3.82	1,000.00	1,021.81	3.29	0.65
Administrative Class	1,000.00	1,342.30	4.40	1,000.00	1,021.31	3.80	0.75
Class A	1,000.00	1,342.00	5.28	1,000.00	1,020.56	4.56	0.90
Class C	1,000.00	1,337.50	8.20	1,000.00	1,018.05	7.08	1.40
Class R	1,000.00	1,339.30	6.74	1,000.00	1,019.30	5.82	1.15

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,373.90	$3.87	$1,000.00	$1,021.81	$3.29	0.65%
I-2	1,000.00	1,374.50	4.46	1,000.00	1,021.31	3.80	0.75
I-3	1,000.00	1,374.40	4.76	1,000.00	1,021.06	4.05	0.80
Class A	1,000.00	1,372.60	6.25	1,000.00	1,019.80	5.32	1.05
Class C	1,000.00	1,367.50	10.68	1,000.00	1,016.04	9.10	1.80

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$1,257.30	$3.68	$1,000.00	$1,021.81	$3.29	0.65%
I-2	1,000.00	1,256.20	4.24	1,000.00	1,021.31	3.80	0.75
I-3	1,000.00	1,257.20	4.53	1,000.00	1,021.06	4.05	0.80
Class A	1,000.00	1,251.70	5.93	1,000.00	1,019.80	5.32	1.05
Class C	1,000.00	1,248.60	10.15	1,000.00	1,016.04	9.10	1.80

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,218.60	$4.39	$1,000.00	$1,021.11	$4.00	0.79%
I-2	1,000.00	1,219.60	4.95	1,000.00	1,020.61	4.51	0.89
I-3	1,000.00	1,218.20	5.23	1,000.00	1,020.36	4.76	0.94
Class A	1,000.00	1,218.40	6.62	1,000.00	1,019.10	6.02	1.19
Class C	1,000.00	1,212.00	10.76	1,000.00	1,015.34	9.80	1.94

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,408.00	$3.68	$1,000.00	$1,022.01	$3.09	0.61%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$781.70	$3.26	$1,000.00	$1,021.41	$3.70	0.73%
I-2	1,000.00	781.00	3.71	1,000.00	1,020.91	4.20	0.83
I-3	1,000.00	781.40	3.93	1,000.00	1,020.66	4.46	0.88
Class A	1,000.00	779.10	5.04	1,000.00	1,019.40	5.72	1.13
Class C	1,000.00	775.80	8.37	1,000.00	1,015.64	9.50	1.88

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$1,372.20	$4.16	$1,000.00	$1,021.56	$3.55	0.70%
I-2	1,000.00	1,370.40	4.75	1,000.00	1,021.06	4.05	0.80
Administrative Class	1,000.00	1,369.80	5.64	1,000.00	1,020.31	4.81	0.95
I-3	1,000.00	1,370.60	5.05	1,000.00	1,020.81	4.31	0.85
Class A	1,000.00	1,368.30	6.53	1,000.00	1,019.55	5.57	1.10
Class C	1,000.00	1,363.20	10.96	1,000.00	1,015.79	9.35	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in ‘ Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.02	$0.04	$2.72	$2.76	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2020	10.19	0.23	(0.92)	(0.69)	(0.57)	(0.91)	0.00	(1.48)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)

03/31/2017	8.55	0.13	1.46	1.59	(0.11)	0.00	0.00	(0.11)

03/31/2016	9.56	0.12	(0.18)	(0.06)	(0.20)	(0.75)	0.00	(0.95)
I-2

04/01/2020 - 09/30/2020+	7.99	0.04	2.70	2.74	(0.21)	0.00	0.00	(0.21)

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)

03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.54	0.11	(0.17)	(0.06)	(0.20)	(0.75)	0.00	(0.95)
I-3

04/01/2020 - 09/30/2020+	7.98	0.04	2.69	2.73	(0.21)	0.00	0.00	(0.21)

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Administrative Class

04/01/2020 - 09/30/2020+	7.33	0.03	2.47	2.50	(0.21)	0.00	0.00	(0.21)

03/31/2020	9.42	0.19	(0.82)	(0.63)	(0.55)	(0.91)	0.00	(1.46)

03/31/2019	10.54	0.21	0.57	0.78	(0.27)	(1.63)	0.00	(1.90)

03/31/2018	9.42	0.11	1.17	1.28	(0.16)	0.00	0.00	(0.16)

03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)

03/31/2016	9.05	0.09	(0.17)	(0.08)	(0.18)	(0.75)	0.00	(0.93)
Class A

04/01/2020 - 09/30/2020+	7.23	0.02	2.45	2.47	(0.21)	0.00	0.00	(0.21)

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)

03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)

03/31/2016	8.98	0.08	(0.17)	(0.09)	(0.17)	(0.75)	0.00	(0.92)
Class C

04/01/2020 - 09/30/2020+	6.71	(0.00)	2.26	2.26	(0.19)	0.00	0.00	(0.19)

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)

03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)

03/31/2016	8.61	0.03	(0.16)	(0.13)	(0.14)	(0.75)	0.00	(0.89)
Class R

04/01/2020 - 09/30/2020+	7.52	0.01	2.53	2.54	(0.19)	0.00	0.00	(0.19)

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.22	0.06	(0.18)	(0.12)	(0.15)	(0.75)	0.00	(0.90)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.35	$0.07	$3.05	$3.12	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2020	10.34	0.26	(1.29)	(1.03)	(0.58)	(0.28)	(0.10)	(0.96)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)

03/31/2017	8.97	0.24	1.78	2.02	(0.07)	0.00	0.00	(0.07)

03/31/2016	9.72	0.16	(0.41)	(0.25)	(0.14)	(0.36)	0.00	(0.50)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.56	34.50%	$611,193	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.88	%*	101%

8.02	(9.13)	316,818	0.56		0.56		0.50		0.50		2.22		223

10.19	9.22	331,519	0.58		0.58		0.50		0.50		2.27		281

11.23	13.85	364,772	0.57		0.57		0.50		0.50		1.32		329

10.03	18.63	400,770	0.56		0.56		0.50		0.50		1.46		132

8.55	(0.59)	517,080	0.56		0.56		0.50		0.50		1.30		525

10.52	34.45	61,434	0.60	*	0.60	*	0.60	*	0.60	*	0.78	*	101

7.99	(9.25)	61,521	0.66		0.66		0.60		0.60		2.10		223

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15		281

11.20	13.70	67,331	0.67		0.67		0.60		0.60		1.25		329

10.01	18.62	34,538	0.66		0.66		0.60		0.60		1.36		132

8.53	(0.68)	20,399	0.66		0.66		0.60		0.60		1.22		525

10.50	34.35	7,866	0.65	*	0.70	*	0.65	*	0.70	*	0.72	*	101

7.98	(9.26)	5,329	0.71		0.76		0.65		0.70		1.86		223

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27	*	281

9.62	34.23	14,728	0.75	*	0.75	*	0.75	*	0.75	*	0.62	*	101

7.33	(9.22)	8,565	0.81		0.81		0.75		0.75		1.98		223

9.42	8.82	9,627	0.83		0.83		0.75		0.75		2.02		281

10.54	13.62	9,170	0.82		0.82		0.75		0.75		1.06		329

9.42	18.38	13,094	0.81		0.81		0.75		0.75		1.20		132

8.04	(0.85)	5,289	0.81		0.81		0.75		0.75		1.05		525

9.49	34.20	322,204	0.90	*	0.90	*	0.90	*	0.90	*	0.47	*	101

7.23	(9.44)	233,050	0.96		0.96		0.90		0.90		1.84		223

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87		281

10.44	13.42	275,970	0.97		0.97		0.90		0.90		0.93		329

9.34	18.21	192,649	0.96		0.96		0.90		0.90		1.06		132

7.97	(0.99)	192,168	0.96		0.96		0.90		0.90		0.91		525

8.78	33.75	95,451	1.40	*	1.40	*	1.40	*	1.40	*	(0.02	)*	101

6.71	(9.79)	81,519	1.46		1.46		1.40		1.40		1.35		223

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37		281

9.92	12.92	110,665	1.47		1.47		1.40		1.40		0.42		329

8.88	17.55	148,261	1.46		1.46		1.40		1.40		0.56		132

7.59	(1.55)	144,638	1.46		1.46		1.40		1.40		0.42		525

9.87	33.93	42,658	1.15	*	1.15	*	1.15	*	1.15	*	0.22	*	101

7.52	(9.64)	31,657	1.21		1.21		1.15		1.15		1.55		223

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64		281

10.74	13.20	18,972	1.22		1.22		1.15		1.15		0.68		329

9.60	17.80	16,788	1.21		1.21		1.15		1.15		0.80		132

8.20	(1.28)	14,140	1.21		1.21		1.15		1.15		0.67		525

$11.19	37.55%	$1,180,642	0.65	%*	0.65	%*	0.64	%*	0.64	%*	1.40	%*	217%

8.35	(11.50)	881,492	0.72		0.72		0.64		0.64		2.46		438

10.34	8.66	924,639	0.73		0.73		0.64		0.64		2.32		412

10.62	14.53	754,379	0.71		0.71		0.64		0.64		1.80		190

10.92	22.49	577,528	0.68		0.68		0.64		0.64		2.41		339

8.97	(2.51)	484,517	0.65		0.65		0.64		0.64		1.72		582

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
I-2

04/01/2020 - 09/30/2020+	$8.23	$0.07	$3.00	$3.07	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)

03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.64	0.15	(0.40)	(0.25)	(0.14)	(0.36)	0.00	(0.50)
I-3

04/01/2020 - 09/30/2020+	8.22	0.07	2.99	3.06	(0.26)	0.00	0.00	(0.26)

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)
Class A

04/01/2020 - 09/30/2020+	8.18	0.05	2.98	3.03	(0.26)	0.00	0.00	(0.26)

03/31/2020	10.14	0.22	(1.26)	(1.04)	(0.54)	(0.28)	(0.10)	(0.92)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)

03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)

03/31/2016	9.62	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)
Class C

04/01/2020 - 09/30/2020+	7.29	0.01	2.66	2.67	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)

03/31/2016	9.03	0.05	(0.38)	(0.33)	(0.07)	(0.36)	0.00	(0.43)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

04/01/2020 - 09/30/2020+	$4.51	$0.04	$1.12	$1.16	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	5.60	0.13	(1.11)	(0.98)	(0.11)	0.00	0.00	(0.11)

03/31/2019	6.77	0.15	(0.49)	(0.34)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.27	0.12	0.85	0.97	(0.38)	(0.09)	0.00	(0.47)

03/31/2017	5.37	0.14	0.76	0.90	0.00	0.00	0.00	0.00

03/31/2016	6.50	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)
I-2

04/01/2020 - 09/30/2020+	4.52	0.04	1.12	1.16	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.61	0.13	(1.12)	(0.99)	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.79	0.15	(0.50)	(0.35)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.30	0.12	0.83	0.95	(0.37)	(0.09)	0.00	(0.46)

03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)
I-3

04/01/2020 - 09/30/2020+	4.51	0.04	1.11	1.15	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.60	0.13	(1.12)	(0.99)	(0.10)	0.00	0.00	(0.10)

04/27/2018 - 03/31/2019	6.96	0.13	(0.66)	(0.53)	(0.24)	(0.59)	0.00	(0.83)
Class A

04/01/2020 - 09/30/2020+	4.36	0.03	1.07	1.10	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.41	0.11	(1.07)	(0.96)	(0.09)	0.00	0.00	(0.09)

03/31/2019	6.58	0.13	(0.48)	(0.35)	(0.23)	(0.59)	0.00	(0.82)

03/31/2018	6.11	0.09	0.83	0.92	(0.36)	(0.09)	0.00	(0.45)

03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00

03/31/2016	6.37	0.09	(0.87)	(0.78)	(0.30)	(0.01)	(0.03)	(0.34)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.02	37.45%	$363,108	0.75	%*	0.75	%*	0.74	%*	0.74	%*	1.29	%*	217%

8.23	(11.54)	212,277	0.82		0.82		0.74		0.74		2.32		438

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24		412

10.49	14.41	189,151	0.81		0.81		0.74		0.74		1.70		190

10.81	22.33	117,890	0.78		0.78		0.74		0.74		2.18		339

8.89	(2.61)	77,284	0.75		0.75		0.74		0.74		1.59		582

11.02	37.44	8,987	0.80	*	0.85	*	0.79	*	0.84	*	1.38	*	217

8.22	(11.60)	57,739	0.87		0.92		0.79		0.84		2.30		438

10.19	7.01	62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17	*	412

10.95	37.26	505,094	1.05	*	1.05	*	1.04	*	1.04	*	1.00	*	217

8.18	(11.78)	387,335	1.12		1.12		1.04		1.04		2.07		438

10.14	8.20	505,655	1.13		1.13		1.04		1.04		1.93		412

10.44	14.06	539,367	1.11		1.11		1.04		1.04		1.42		190

10.77	22.04	282,429	1.08		1.08		1.04		1.04		2.01		339

8.86	(2.94)	270,766	1.05		1.05		1.04		1.04		1.31		582

9.72	36.75	155,386	1.80	*	1.80	*	1.79	*	1.79	*	0.25	*	217

7.29	(12.45)	132,958	1.87		1.87		1.79		1.79		1.34		438

9.14	7.47	182,497	1.88		1.88		1.79		1.79		1.18		412

9.52	13.21	181,762	1.86		1.86		1.79		1.79		0.64		190

9.98	21.02	175,608	1.83		1.83		1.79		1.79		1.26		339

8.27	(3.64)	176,561	1.80		1.80		1.79		1.79		0.56		582

$5.63	25.73%	$281,158	0.65	%*	0.65	%*	0.64	%*	0.64	%*	1.38	%*	229%

4.51	(17.98)	542,871	1.02		1.02		0.64		0.64		2.41		475

5.60	(4.28)	233,401	0.73		0.73		0.64		0.64		2.48		325

6.77	15.47	1,681,740	0.72		0.72		0.64		0.64		1.77		130

6.27	16.76	1,362,934	0.68		0.68		0.64		0.64		2.47		278

5.37	(12.25)	1,090,010	0.66		0.66		0.64		0.64		1.93		566

5.64	25.62	19,518	0.75	*	0.75	*	0.74	*	0.74	*	1.37	*	229

4.52	(17.99)	36,115	1.12		1.12		0.74		0.74		2.35		475

5.61	(4.49)	48,605	0.83		0.83		0.74		0.74		2.48		325

6.79	15.16	60,891	0.82		0.82		0.74		0.74		1.68		130

6.30	16.88	32,884	0.78		0.78		0.74		0.74		2.39		278

5.39	(12.24)	35,765	0.76		0.76		0.74		0.74		1.87		566

5.62	25.50	1,741	0.80	*	0.85	*	0.79	*	0.84	*	1.48	*	229

4.51	(18.03)	522	1.17		1.22		0.79		0.84		2.28		475

5.60	(6.93)	238	0.88	*	0.93	*	0.79	*	0.84	*	2.45	*	325

5.42	25.17	39,011	1.05	*	1.05	*	1.04	*	1.04	*	1.13	*	229

4.36	(18.08)	35,269	1.42		1.42		1.04		1.04		2.04		475

5.41	(4.71)	45,984	1.13		1.13		1.04		1.04		2.17		325

6.58	14.99	63,204	1.12		1.12		1.04		1.04		1.42		130

6.11	16.38	18,124	1.08		1.08		1.04		1.04		2.15		278

5.25	(12.59)	23,748	1.06		1.06		1.04		1.04		1.54		566

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)
Class C

04/01/2020 - 09/30/2020+	$4.11	$0.01	$1.01	$1.02	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2020	5.11	0.07	(1.01)	(0.94)	(0.06)	0.00	0.00	(0.06)

03/31/2019	6.28	0.08	(0.47)	(0.39)	(0.19)	(0.59)	0.00	(0.78)

03/31/2018	5.86	0.04	0.79	0.83	(0.32)	(0.09)	0.00	(0.41)

03/31/2017	5.07	0.07	0.72	0.79	0.00	0.00	0.00	0.00

03/31/2016	6.18	0.04	(0.84)	(0.80)	(0.27)	(0.01)	(0.03)	(0.31)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

04/01/2020 - 09/30/2020+	$5.90	$0.07	$1.22	$1.29	$0.00	$0.00	$0.00	$0.00

03/31/2020	7.75	0.18	(1.20)	(1.02)	(0.63)	(0.20)	0.00	(0.83)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)

03/31/2017	6.62	0.20	1.40	1.60	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.24	0.13	(1.31)	(1.18)	(0.43)	0.00	(0.01)	(0.44)
I-2

04/01/2020 - 09/30/2020+	5.83	0.06	1.22	1.28	0.00	0.00	0.00	0.00

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.19	0.12	(1.31)	(1.19)	(0.42)	0.00	(0.01)	(0.43)
I-3

04/01/2020 - 09/30/2020+	5.82	0.06	1.21	1.27	0.00	0.00	0.00	0.00

03/31/2020	7.66	0.16	(1.18)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)
Class A

04/01/2020 - 09/30/2020+	5.54	0.05	1.16	1.21	0.00	0.00	0.00	0.00

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)

03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)

03/31/2016	7.92	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)
Class C

04/01/2020 - 09/30/2020+	5.00	0.02	1.04	1.06	0.00	0.00	0.00	0.00

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)

03/31/2016	7.43	0.04	(1.18)	(1.14)	(0.38)	0.00	(0.01)	(0.39)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

04/01/2020 - 09/30/2020+	$6.28	$0.11	$2.44	$2.55	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2020	6.75	0.23	0.37	0.60	(0.62)	(0.36)	(0.09)	(1.07)

03/31/2019	6.86	0.26	0.47	0.73	(0.64)	(0.20)	0.00	(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

03/31/2017	6.79	0.27	1.03	1.30	(0.29)	(0.48)	0.00	(0.77)

03/31/2016	7.56	0.27	(0.28)	(0.01)	(0.26)	(0.50)	0.00	(0.76)

PIMCO StocksPLUS® Short Fund
Institutional Class

04/01/2020 - 09/30/2020+	$7.76	$0.10	$(1.79)	$(1.69)	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2020	7.76	0.26	(0.25)	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2019	8.47	0.25	(0.81)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.54	0.22	(1.12)	(0.90)	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.55	0.30	(1.31)	(1.01)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.06)	(0.78)	(0.37)	0.00	0.00	(0.37)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.10	24.86%	$4,630	1.80	%*	1.80	%*	1.79	%*	1.79	%*	0.37	%*	229%

4.11	(18.62)	4,434	2.17		2.17		1.79		1.79		1.32		475

5.11	(5.50)	8,948	1.88		1.88		1.79		1.79		1.41		325

6.28	14.08	13,422	1.87		1.87		1.79		1.79		0.63		130

5.86	15.58	7,812	1.83		1.83		1.79		1.79		1.37		278

5.07	(13.26)	9,134	1.81		1.81		1.79		1.79		0.79		566

$7.19	21.86%	$1,251,249	0.79	%*	0.79	%*	0.75	%*	0.75	%*	2.02	%*	194%

5.90	(14.98)	1,403,103	1.00		1.00		0.75		0.75		2.29		426

7.75	5.08	1,740,379	0.87		0.87		0.75		0.75		2.25		301

8.14	7.71	1,777,214	0.84		0.84		0.75		0.75		1.71		130

8.08	24.42	1,548,785	0.81		0.81		0.75		0.75		2.72		256

6.62	(14.79)	1,398,461	0.76		0.76		0.75		0.75		1.75		499

7.11	21.96	594,419	0.89	*	0.89	*	0.85	*	0.85	*	1.91	*	194

5.83	(15.08)	626,849	1.10		1.10		0.85		0.85		2.17		426

7.67	4.91	597,904	0.97		0.97		0.85		0.85		2.15		301

8.07	7.57	541,980	0.94		0.94		0.85		0.85		1.62		130

8.02	24.33	371,289	0.91		0.91		0.85		0.85		2.63		256

6.57	(14.94)	355,109	0.86		0.86		0.85		0.85		1.60		499

7.09	21.82	10,693	0.94	*	0.99	*	0.90	*	0.95	*	1.80	*	194

5.82	(15.13)	30,504	1.15		1.20		0.90		0.95		2.07		426

7.66	0.25	25,315	1.02	*	1.07	*	0.90	*	0.95	*	2.09	*	301

6.75	21.84	322,372	1.19	*	1.19	*	1.15	*	1.15	*	1.61	*	194

5.54	(15.36)	302,069	1.40		1.40		1.15		1.15		1.89		426

7.33	4.55	473,310	1.27		1.27		1.15		1.15		1.85		301

7.75	7.38	551,924	1.24		1.24		1.15		1.15		1.33		130

7.72	23.95	310,915	1.21		1.21		1.15		1.15		2.36		256

6.33	(15.26)	379,646	1.16		1.16		1.15		1.15		1.29		499

6.06	21.20	81,003	1.94	*	1.94	*	1.90	*	1.90	*	0.86	*	194

5.00	(15.91)	82,954	2.15		2.15		1.90		1.90		1.16		426

6.69	3.82	126,949	2.02		2.02		1.90		1.90		1.11		301

7.14	6.41	154,331	1.99		1.99		1.90		1.90		0.56		130

7.18	23.00	153,871	1.96		1.96		1.90		1.90		1.62		256

5.90	(15.85)	197,631	1.91		1.91		1.90		1.90		0.57		499

$8.48	40.80%	$901,275	0.61	%*	0.61	%*	0.59	%*	0.59	%*	2.63	%*	45%

6.28	7.23	660,011	1.01		1.01		0.59		0.59		3.12		197

6.75	13.00	490,363	1.11		1.11		0.59		0.59		3.90		144

6.86	17.80	565,336	0.85		0.85		0.59		0.59		3.64		134

7.32	20.19	596,979	0.64		0.64		0.59		0.59		3.66		141

6.79	0.64	532,346	0.63		0.63		0.59		0.59		3.95		52

$5.90	(21.83)%	$483,850	0.73	%*	0.73	%*	0.64	%*	0.64	%*	3.18	%*	120%

7.76	0.16	694,979	1.09		1.09		0.64		0.64		3.56		382

7.76	(6.71)	1,448,810	0.77		0.77		0.64		0.64		3.12		325

8.47	(9.46)	1,993,725	0.66		0.66		0.64		0.64		2.51		131

9.54	(9.57)	1,862,164	0.67		0.67		0.64		0.64		2.90		237

10.55	(5.91)	1,690,893	0.68		0.68		0.64		0.64		2.51		524

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Short Fund (Cont.)
I-2

04/01/2020 - 09/30/2020+	$7.75	$0.10	$(1.79)	$(1.69)	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2020	7.74	0.25	(0.24)	0.01	0.00	0.00	0.00	0.00

03/31/2019	8.45	0.24	(0.80)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.53	0.21	(1.13)	(0.92)	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.55	0.29	(1.31)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.07)	(0.79)	(0.36)	0.00	0.00	(0.36)
I-3

04/01/2020 - 09/30/2020+	7.72	0.10	(1.78)	(1.68)	(0.17)	0.00	0.00	(0.17)

03/31/2020	7.73	0.24	(0.24)	0.00	(0.01)	0.00	0.00	(0.01)

04/27/2018 - 03/31/2019	8.38	0.22	(0.72)	(0.50)	(0.15)	0.00	0.00	(0.15)
Class A

04/01/2020 - 09/30/2020+	7.49	0.09	(1.74)	(1.65)	(0.16)	0.00	0.00	(0.16)

03/31/2020	7.50	0.22	(0.23)	(0.01)	(0.00)	0.00	0.00	0.00

03/31/2019	8.20	0.21	(0.78)	(0.57)	(0.13)	0.00	0.00	(0.13)

03/31/2018	9.25	0.18	(1.09)	(0.91)	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.27	0.26	(1.28)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.45	0.24	(1.07)	(0.83)	(0.35)	0.00	0.00	(0.35)
Class C

04/01/2020 - 09/30/2020+	7.09	0.06	(1.63)	(1.57)	(0.15)	0.00	0.00	(0.15)

03/31/2020	7.16	0.16	(0.23)	(0.07)	(0.00)	0.00	0.00	0.00

03/31/2019	7.85	0.15	(0.76)	(0.61)	(0.08)	0.00	0.00	(0.08)

03/31/2018	8.86	0.11	(1.04)	(0.93)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.92	0.17	(1.23)	(1.06)	0.00	0.00	0.00	0.00

03/31/2016~	11.05	0.15	(0.98)	(0.83)	(0.30)	0.00	0.00	(0.30)

PIMCO StocksPLUS® Small Fund
Institutional Class

04/01/2020 - 09/30/2020+	$6.47	$0.06	$2.33	$2.39	$(0.34)	$0.00	$0.00	$(0.34)

03/31/2020	9.51	0.25	(2.73)	(2.48)	(0.26)	(0.28)	(0.02)	(0.56)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)

03/31/2017	7.66	0.21	2.32	2.53	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.60	0.16	(1.39)	(1.23)	(0.17)	(0.54)	0.00	(0.71)
I-2

04/01/2020 - 09/30/2020+	6.41	0.05	2.31	2.36	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)

03/31/2017	7.61	0.20	2.31	2.51	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.54	0.15	(1.38)	(1.23)	(0.16)	(0.54)	0.00	(0.70)
I-3

04/01/2020 - 09/30/2020+	6.40	0.05	2.30	2.35	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

04/27/2018 - 03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

04/01/2020 - 09/30/2020+	6.46	0.05	2.32	2.37	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.50	0.21	(2.71)	(2.50)	(0.24)	(0.28)	(0.02)	(0.54)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)

03/31/2017	7.64	0.21	2.29	2.50	(0.28)	0.00	0.00	(0.28)

03/31/2016	9.59	0.15	(1.40)	(1.25)	(0.16)	(0.54)	0.00	(0.70)
Class A

04/01/2020 - 09/30/2020+	6.30	0.04	2.28	2.32	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)

03/31/2017	7.52	0.18	2.27	2.45	(0.30)	0.00	0.00	(0.30)

03/31/2016	9.45	0.12	(1.37)	(1.25)	(0.14)	(0.54)	0.00	(0.68)

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.89	(21.90)%	$110,577	0.83	%*	0.83	%*	0.74	%*	0.74	%*	3.14	%*	120%

7.75	0.18	150,204	1.19		1.19		0.74		0.74		3.45		382

7.74	(6.76)	64,487	0.87		0.87		0.74		0.74		2.95		325

8.45	(9.68)	76,532	0.76		0.76		0.74		0.74		2.40		131

9.53	(9.67)	59,992	0.77		0.77		0.74		0.74		2.84		237

10.55	(5.96)	56,465	0.78		0.78		0.74		0.74		2.45		524

5.87	(21.86)	6,813	0.88	*	0.93	*	0.79	*	0.84	*	3.10	*	120

7.72	0.04	7,629	1.24		1.29		0.79		0.84		3.32		382

7.73	(6.09)	1,556	0.92	*	0.97	*	0.79	*	0.84	*	2.91	*	325

5.68	(22.09)	40,855	1.13	*	1.13	*	1.04	*	1.04	*	2.86	*	120

7.49	(0.13)	48,840	1.49		1.49		1.04		1.04		3.14		382

7.50	(7.02)	41,707	1.17		1.17		1.04		1.04		2.67		325

8.20	(9.92)	47,017	1.06		1.06		1.04		1.04		2.13		131

9.25	(9.93)	33,072	1.07		1.07		1.04		1.04		2.61		237

10.27	(6.53)	54,139	1.08		1.08		1.04		1.04		2.18		524

5.37	(22.31)	8,016	1.88	*	1.88	*	1.79	*	1.79	*	2.10	*	120

7.09	(0.98)	9,558	2.24		2.24		1.79		1.79		2.42		382

7.16	(7.77)	6,721	1.92		1.92		1.79		1.79		1.96		325

7.85	(10.51)	8,246	1.81		1.81		1.79		1.79		1.34		131

8.86	(10.69)	11,825	1.82		1.82		1.79		1.79		1.79		237

9.92	(6.85)	19,321	1.83		1.83		1.79		1.79		1.41		524

$8.52	37.22%	$1,017,247	0.70	%*	0.70	%*	0.69	%*	0.69	%*	1.39	%*	205%

6.47	(27.82)	678,711	0.75		0.75		0.69		0.69		2.63		454

9.51	1.42	678,295	0.83		0.83		0.69		0.69		2.35		436

10.49	13.12	630,363	0.79		0.79		0.69		0.69		1.79		136

9.87	33.24	377,433	0.74		0.74		0.69		0.69		2.38		383

7.66	(13.19)	231,986	0.73		0.73		0.69		0.69		1.86		539

8.43	37.04	211,214	0.80	*	0.80	*	0.79	*	0.79	*	1.29	*	205

6.41	(27.83)	192,747	0.85		0.85		0.79		0.79		2.52		454

9.42	1.24	217,616	0.93		0.93		0.79		0.79		2.26		436

10.41	13.02	181,517	0.89		0.89		0.79		0.79		1.68		136

9.80	33.10	112,417	0.84		0.84		0.79		0.79		2.29		383

7.61	(13.24)	92,051	0.83		0.83		0.79		0.79		1.69		539

8.42	37.06	8,508	0.85	*	0.90	*	0.84	*	0.89	*	1.26	*	205

6.40	(27.89)	8,140	0.90		0.95		0.84		0.89		2.43		454

9.41	(0.87)	7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

8.50	36.98	12,655	0.95	*	0.95	*	0.94	*	0.94	*	1.14	*	205

6.46	(28.00)	8,702	1.00		1.00		0.94		0.94		2.29		454

9.50	1.09	8,166	1.08		1.08		0.94		0.94		2.10		436

10.49	12.95	7,811	1.04		1.04		0.94		0.94		1.50		136

9.86	32.81	7,698	0.99		0.99		0.94		0.94		2.39		383

7.64	(13.40)	5,985	0.98		0.98		0.94		0.94		1.90		539

8.29	37.05	319,104	1.10	*	1.10	*	1.09	*	1.09	*	0.98	*	205

6.30	(28.16)	282,255	1.15		1.15		1.09		1.09		2.26		454

9.28	0.97	512,195	1.23		1.23		1.09		1.09		1.95		436

10.27	12.77	491,851	1.19		1.19		1.09		1.09		1.39		136

9.67	32.68	261,090	1.14		1.14		1.09		1.09		2.02		383

7.52	(13.55)	244,254	1.13		1.13		1.09		1.09		1.44		539

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund (Cont.)
Class C

04/01/2020 - 09/30/2020+	$5.73	$0.01	$2.06	$2.07	$(0.31)	$0.00	$0.00	$(0.31)

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

03/31/2017	7.02	0.10	2.12	2.22	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.89	0.06	(1.29)	(1.23)	(0.10)	(0.54)	0.00	(0.64)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.49	36.32%	$76,073	1.85	%*	1.85	%*	1.84	%*	1.84	%*	0.23	%*	205%

5.73	(28.61)	67,632	1.90		1.90		1.84		1.84		1.52		454

8.48	0.18	114,756	1.98		1.98		1.84		1.84		1.20		436

9.49	11.90	122,868	1.94		1.94		1.84		1.84		0.61		136

8.99	31.74	122,651	1.89		1.89		1.84		1.84		1.29		383

7.02	(14.19)	122,496	1.88		1.88		1.84		1.84		0.70		539

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$845,402	$1,883,313	$400,628	$2,695,947	$1,079,395	$1,036,137	$1,574,395
Investments in Affiliates	339,124	693,606	24,292	203,998	13,449	20,811	379,351
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,489	6,742	851	4,730	2,364	2,565	2,647
Over the counter	29,859	117,230	28,068	130,518	9,231	37,930	76,789
Cash	0	8	2	9	9	2	8
Deposits with counterparty	1,753	2,878	2,137	2,961	4,359	9,616	2,298
Foreign currency, at value	996	8,870	1,920	12,888	2,161	2,642	6,814
Receivable for investments sold	9,444	27,018	4,142	37,187	6,451	11,267	25,885
Receivable for TBA investments sold	38,997	437,237	102,710	748,275	69,716	144,067	339,240
Receivable for Fund shares sold	1,534	494	49	1,681	825	212	2,676
Interest and/or dividends receivable	1,522	4,737	1,149	7,961	7,196	2,964	4,311
Dividends receivable from Affiliates	142	421	6	192	0	5	199
Reimbursement receivable from PIMCO	0	0	0	1	0	0	0
Other assets	7	44	7	50	0	19	20
Total Assets	1,271,269	3,182,598	565,961	3,846,398	1,195,156	1,268,237	2,414,633

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$185,944	$41,919	$198,658	$0
Payable for sale-buyback transactions	0	0	0	56,172	102,456	13,315	0
Payable for short sales	3,614	24,642	8,419	46,151	2,752	11,700	17,929
Financial Derivative Instruments
Exchange-traded or centrally cleared	418	2,046	495	3,024	172	2,345	2,279
Over the counter	5,536	57,020	14,521	138,317	6,581	92,541	66,003
Payable for investments purchased	6	50	7	81	1,989	19	39
Payable for investments in Affiliates purchased	142	421	6	192	0	5	199
Payable for TBA investments purchased	79,362	817,937	175,808	1,097,899	125,531	283,211	638,252
Deposits from counterparty	25,038	63,452	19,664	43,937	11,646	3,186	39,959
Payable for Fund shares redeemed	1,014	2,292	778	13,273	389	12,737	4,027
Accrued investment advisory fees	202	715	113	859	263	230	602
Accrued supervisory and administrative fees	266	572	80	677	181	164	410
Accrued distribution fees	42	97	3	51	0	5	50
Accrued servicing fees	95	137	9	85	0	10	83
Other liabilities	0	0	0	0	2	0	0
Total Liabilities	115,735	969,381	219,903	1,586,662	293,881	618,126	769,832

Net Assets	$1,155,534	$2,213,217	$346,058	$2,259,736	$901,275	$650,111	$1,644,801

Net Assets Consist of:

Paid in capital	$1,024,293	$1,909,385	$313,168	$2,519,161	$675,840	$4,622,674	$1,664,508
Distributable earnings (accumulated loss)	131,241	303,832	32,890	(259,425)	225,435	(3,972,563)	(19,707)

Net Assets	$1,155,534	$2,213,217	$346,058	$2,259,736	$901,275	$650,111	$1,644,801

Cost of investments in securities	$829,130	$1,775,490	$374,953	$2,523,193	$969,892	$960,605	$1,491,193
Cost of investments in Affiliates	$338,444	$692,823	$24,239	$203,630	$13,449	$20,810	$379,055
Cost of foreign currency held	$1,043	$9,482	$2,009	$13,602	$2,287	$3,021	$7,331
Proceeds received on short sales	$3,643	$24,707	$8,455	$46,593	$2,750	$11,790	$18,028
Cost or premiums of financial derivative instruments, net	$1,125	$(20,192)	$(5,145)	$(14,293)	$4,269	$(9,509)	$(11,869)

* Includes repurchase agreements of:	$327,844	$528	$477	$5,034	$324	$790	$522

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$611,193	$1,180,642	$281,158	$1,251,249	$901,275	$483,850	$1,017,247
I-2	61,434	363,108	19,518	594,419	N/A	110,577	211,214
I-3	7,866	8,987	1,741	10,693	N/A	6,813	8,508
Administrative Class	14,728	N/A	N/A	N/A	N/A	N/A	12,655
Class A	322,204	505,094	39,011	322,372	N/A	40,855	319,104
Class C	95,451	155,386	4,630	81,003	N/A	8,016	76,073
Class R	42,658	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	57,878	105,466	49,932	173,937	106,309	81,990	119,398
I-2	5,839	32,941	3,461	83,592	N/A	18,782	25,043
I-3	749	815	309	1,507	N/A	1,161	1,010
Administrative Class	1,531	N/A	N/A	N/A	N/A	N/A	1,488
Class A	33,964	46,123	7,192	47,776	N/A	7,188	38,506
Class C	10,869	15,992	909	13,359	N/A	1,492	10,154
Class R	4,320	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.56	$11.19	$5.63	$7.19	$8.48	$5.90	$8.52
I-2	10.52	11.02	5.64	7.11	N/A	5.89	8.43
I-3	10.50	11.02	5.62	7.09	N/A	5.87	8.42
Administrative Class	9.62	N/A	N/A	N/A	N/A	N/A	8.50
Class A	9.49	10.95	5.42	6.75	N/A	5.68	8.29
Class C	8.78	9.72	5.10	6.06	N/A	5.37	7.49
Class R	9.87	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest	$5,231	$18,402	$4,406	$30,109	$13,718	$15,974	$15,387
Dividends	0	0	0	0	0	74	0
Dividends from Investments in Affiliates	1,029	3,031	443	2,707	11	21	1,433
Total Income	6,260	21,433	4,849	32,816	13,729	16,069	16,820

Expenses:

Investment advisory fees	1,130	4,063	924	5,273	1,478	1,595	3,525
Supervisory and administrative fees	1,492	3,254	637	4,174	1,013	1,137	2,421
Distribution and/or servicing fees - Administrative Class	17	N/A	N/A	N/A	N/A	N/A	15
Distribution fees - Class C	238	583	17	325	N/A	32	292
Distribution fees - Class R	49	N/A	N/A	N/A	N/A	N/A	N/A
Servicing fees - Class A	368	591	48	418	N/A	55	406
Servicing fees - Class C	119	195	6	108	N/A	11	97
Servicing fees - Class R	49	N/A	N/A	N/A	N/A	N/A	N/A
Trustee fees	2	4	1	6	2	2	3
Interest expense	19	128	21	434	97	388	110
Miscellaneous expense	0	7	3	10	3	3	2
Total Expenses	3,483	8,825	1,657	10,748	2,593	3,223	6,871
Waiver and/or Reimbursement by PIMCO	(2)	(4)	(0)	(6)	0	(2)	(2)
Net Expenses	3,481	8,821	1,657	10,742	2,593	3,221	6,869

Net Investment Income (Loss)	2,779	12,612	3,192	22,074	11,136	12,848	9,951

Net Realized Gain (Loss):

Investments in securities	5,396	24,466	5,335	46,841	17,424	21,391	19,218
Investments in Affiliates	69	247	429	(214)	123	68	492
Exchange-traded or centrally cleared financial derivative instruments	50,892	36,856	(5,019)	(114,763)	100,804	(142,511)	12,294
Over the counter financial derivative instruments	51,688	116,094	2,241	(136,809)	59,425	19,785	42,988
Short sales	(239)	(1,075)	(608)	(4,550)	0	(717)	(762)
Foreign currency	874	821	230	(11,230)	(134)	(273)	409

Net Realized Gain (Loss)	108,680	177,409	2,608	(220,725)	177,642	(102,257)	74,639

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	11,862	50,699	11,627	65,053	20,951	13,998	34,779
Investments in Affiliates	2,937	10,528	1,649	12,173	(51)	0	4,583
Exchange-traded or centrally cleared financial derivative instruments	3,967	58,518	8,729	101,849	10,105	60,389	26,167
Over the counter financial derivative instruments	128,729	319,900	97,195	490,039	46,699	(196,731)	348,773
Short sales	(146)	(815)	177	(1,015)	0	(454)	(484)
Foreign currency assets and liabilities	(344)	(306)	(116)	(3,071)	(246)	(287)	(793)

Net Change in Unrealized Appreciation (Depreciation)	147,005	438,524	119,261	665,028	77,458	(123,085)	413,025

Net Increase (Decrease) in Net Assets Resulting from Operations	$258,464	$628,545	$125,061	$466,377	$266,236	$(212,494)	$497,615

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,779	$16,884	$12,612	$46,367	$3,192	$8,029
Net realized gain (loss)	108,680	25,993	177,409	2,390	2,608	(15,296)
Net change in unrealized appreciation (depreciation)	147,005	(119,786)	438,524	(283,496)	119,261	(63,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	258,464	(76,909)	628,545	(234,739)	125,061	(70,366)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,355)	(51,658)	(29,694)	(85,169)	(3,568)	(3,854)
I-2	(1,417)	(9,690)	(9,018)	(22,690)	(132)	(892)
I-3	(152)	(810)	(237)	(5,385)	(8)	(6)
Administrative Class	(316)	(1,508)	N/A	N/A	N/A	N/A
Class A	(6,858)	(43,058)	(12,126)	(37,212)	(264)	(665)
Class C	(2,084)	(15,582)	(3,926)	(14,148)	(29)	(83)
Class R	(821)	(4,945)	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(10,302)	0	0
I-2	0	0	0	(2,654)	0	0
I-3	0	0	0	(658)	0	0
Administrative Class	0	0	N/A	N/A	N/A	N/A
Class A	0	0	0	(4,684)	0	0
Class C	0	0	0	(1,703)	0	0
Class R	0	0	N/A	N/A	N/A	N/A

Total Distributions(a)	(20,003)	(127,251)	(55,001)	(184,605)	(4,001)	(5,500)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	178,614	138,289	(32,128)	235,002	(394,213)	357,901

Total Increase (Decrease) in Net Assets	417,075	(65,871)	541,416	(184,342)	(273,153)	282,035

Net Assets:

Beginning of period	738,459	804,330	1,671,801	1,856,143	619,211	337,176
End of period	$1,155,534	$738,459	$2,213,217	$1,671,801	$346,058	$619,211

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$22,074	$67,131	$11,136	$17,843	$12,848	$50,644	$9,951	$38,621
Net realized gain (loss)	(220,725)	(130,281)	177,642	(19,033)	(102,257)	(311,582)	74,639	(240,246)
Net change in unrealized appreciation (depreciation)	665,028	(430,335)	77,458	286	(123,085)	272,278	413,025	(243,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	466,377	(493,485)	266,236	(904)	(212,494)	11,340	497,615	(445,211)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(186,666)	(37,002)	(71,823)	(17,042)	(1,961)	(39,370)	(42,423)
I-2	0	(84,856)	N/A	N/A	(3,399)	(34)	(8,575)	(15,308)
I-3	0	(3,815)	N/A	N/A	(193)	(6)	(346)	(653)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(476)	(675)
Class A	0	(43,214)	N/A	N/A	(1,156)	0	(13,019)	(24,647)
Class C	0	(13,163)	N/A	N/A	(210)	0	(3,215)	(5,600)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(6,880)	0	0	0	(1,856)
I-2	0	0	N/A	N/A	0	0	0	(671)
I-3	0	0	N/A	N/A	0	0	0	(28)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	0	(28)
Class A	0	0	N/A	N/A	0	0	0	(1,152)
Class C	0	0	N/A	N/A	0	0	0	(267)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	0	(331,714)	(37,002)	(78,703)	(22,000)	(2,001)	(65,001)	(93,308)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(652,120)	306,821	12,030	249,255	(26,605)	(661,410)	(26,000)	237,756

Total Increase (Decrease) in Net Assets	(185,743)	(518,378)	241,264	169,648	(261,099)	(652,071)	406,614	(300,763)

Net Assets:

Beginning of period	2,445,479	2,963,857	660,011	490,363	911,210	1,563,281	1,238,187	1,538,950
End of period	$2,259,736	$2,445,479	$901,275	$660,011	$650,111	$911,210	$1,644,801	$1,238,187

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO StocksPLUS® Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(212,494)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,583,299)
Proceeds from sales of long-term securities	1,909,166
(Purchases) Proceeds from sales of short-term portfolio investments, net	7,783
(Increase) decrease in deposits with counterparty	(6,780)
(Increase) decrease in receivable for investments sold	672,919
(Increase) decrease in interest and/or dividends receivable	2,011
(Increase) decrease in dividends receivable from Affiliates	31
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(79,777)
Proceeds from (Payments on) over the counter financial derivative instruments	19,552
(Increase) decrease in reimbursement receivable from PIMCO	1
Increase (decrease) in payable for investments purchased	(879,309)
Increase (decrease) in deposits from counterparty	(180,749)
Increase (decrease) in accrued investment advisory fees	(145)
Increase (decrease) in accrued supervisory and administrative fees	(95)
Increase (decrease) in accrued servicing fees	(2)
Proceeds from (Payments on) short sales transactions, net	(75)
Proceeds from (Payments on) foreign currency transactions	(560)
Increase (decrease) in other liabilities	(759)
Net Realized (Gain) Loss
Investments in securities	(21,391)
Investments in Affiliates	(68)
Exchange-traded or centrally cleared financial derivative instruments	142,511
Over the counter financial derivative instruments	(19,785)
Short sales	717
Foreign currency	273
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(13,998)
Exchange-traded or centrally cleared financial derivative instruments	(60,389)
Over the counter financial derivative instruments	196,731
Short sales	454
Foreign currency assets and liabilities	287
Net amortization (accretion) on investments	(980)

Net Cash Provided by (Used for) Operating Activities	(108,219)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	769,797
Payments on shares redeemed	(453,779)
Cash distributions paid*	(40)
Proceeds from reverse repurchase agreements	7,723,712
Payments on reverse repurchase agreements	(7,691,766)
Proceeds from sale-buyback transactions	397,485
Payments on sale-buyback transactions	(666,547)

Net Cash Received from (Used for) Financing Activities	78,862

Net Increase (Decrease) in Cash and Foreign Currency	(29,357)

Cash and Foreign Currency:

Beginning of period	32,001
End of period	$2,644

* Reinvestment of distributions	$21,960

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$286

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$500	$499

Total Loan Participations and Assignments (Cost $500)			499

CORPORATE BONDS & NOTES 13.2%

BANKING & FINANCE 9.1%

American Tower Corp.
2.250% due 01/15/2022		400	409

Aviation Capital Group LLC
7.125% due 10/15/2020		300	301

Bank of America Corp.
1.216% (US0003M + 0.960%) due 07/23/2024 ~		2,200	2,228

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		2,600	2,608
1.710% (US0003M + 1.430%) due 02/15/2023 ~		800	804
4.375% due 01/12/2026		200	224
4.610% due 02/15/2023 •		900	942
4.836% due 05/09/2028		300	322

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		5,500	5,532

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	800	969

Credit Suisse AG
6.500% due 08/08/2023 (f)		$4,900	5,567

Deutsche Bank AG
1.073% (US0003M + 0.815%) due 01/22/2021 ~		4,700	4,700
3.961% due 11/26/2025 •		1,800	1,916
4.250% due 10/14/2021		2,400	2,468

Equitable Holdings, Inc.
3.900% due 04/20/2023		1,500	1,612

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	200	231
0.000% due 12/01/2021 •		300	340
3.200% due 01/15/2021		$1,600	1,601
5.750% due 02/01/2021		400	404

Goldman Sachs Group, Inc.
2.020% (US0003M + 1.770%) due 02/25/2021 ~		3,700	3,726
2.876% due 10/31/2022 •		2,500	2,561

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		200	203

HSBC Holdings PLC
2.848% due 06/04/2031 •		800	830

JPMorgan Chase & Co.
1.145% (US0003M + 0.900%) due 04/25/2023 ~		3,700	3,731
1.146% (US0003M + 0.890%) due 07/23/2024 ~		3,500	3,531
4.023% due 12/05/2024 •		300	330

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		900	904
4.050% due 08/16/2023		800	869
4.550% due 08/16/2028		700	826
5.125% due 12/27/2024 •(e)(f)	GBP	600	748

Mitsubishi UFJ Financial Group, Inc.
1.105% (US0003M + 0.860%) due 07/26/2023 ~		$4,300	4,342

Mizuho Financial Group, Inc.
1.196% (US0003M + 0.940%) due 02/28/2022 ~		1,400	1,414
1.746% (US0003M + 1.480%) due 04/12/2021 ~		2,000	2,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.737% due 04/24/2024 •		$1,600	$1,723

National Australia Bank Ltd.
2.250% due 03/16/2021		3,100	3,127

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,616

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,010

Navient Corp.
5.000% due 10/26/2020		200	200
6.625% due 07/26/2021		100	102

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021		3,300	3,317
2.650% due 07/13/2022		1,600	1,618

NTT Finance Corp.
1.900% due 07/21/2021		400	405

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,702

Protective Life Global Funding
0.753% (US0003M + 0.520%) due 06/28/2021 ~		3,200	3,210
1.999% due 09/14/2021		2,000	2,033

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,200	1,322

Santander UK PLC
2.875% due 06/18/2024		2,200	2,350

SBA Tower Trust
3.168% due 04/09/2047		800	810

Societe Generale S.A.
1.607% due 04/08/2021 •		2,600	2,617

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		1,000	1,003

Sumitomo Mitsui Financial Group, Inc.
1.378% (US0003M + 1.110%) due 07/14/2021 ~		1,600	1,613
1.922% (US0003M + 1.680%) due 03/09/2021 ~		4,600	4,632

Toronto-Dominion Bank
2.250% due 03/15/2021		3,900	3,935

UBS Group AG
1.364% due 01/30/2027 •		800	800
1.781% due 02/01/2022 •		300	305
2.650% due 02/01/2022		400	412

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	400	469
0.625% due 09/08/2021		1,300	1,534

Volkswagen Leasing GmbH
0.021% due 07/06/2021 •		500	586

			104,659

INDUSTRIALS 3.4%

AbbVie, Inc.
2.900% due 11/06/2022		$200	210

AutoNation, Inc.
3.350% due 01/15/2021		200	201

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		700	701
1.260% (US0003M + 1.010%) due 12/15/2023 ~		1,000	1,010
2.750% due 07/15/2021		800	814

Bristol-Myers Squibb Co.
2.250% due 08/15/2021		1,200	1,222

Campbell Soup Co.
3.650% due 03/15/2023		429	459

Charter Communications Operating LLC
4.464% due 07/23/2022		3,200	3,389
4.500% due 02/01/2024		1,600	1,775

Cox Communications, Inc.
3.250% due 12/15/2022		1,400	1,476

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle Towers LLC
3.222% due 05/15/2042	$100	$102

D.R. Horton, Inc.
4.375% due 09/15/2022	1,200	1,274

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~	700	704

Dell International LLC
4.420% due 06/15/2021	1,149	1,176

eBay, Inc.
2.750% due 01/30/2023	1,100	1,154
3.800% due 03/09/2022	500	523

Energy Transfer Operating LP
4.250% due 03/15/2023	200	208
5.200% due 02/01/2022	400	414

Energy Transfer Partners LP
5.000% due 10/01/2022	100	105

ERAC USA Finance LLC
2.600% due 12/01/2021	200	204
4.500% due 08/16/2021	300	310

Imperial Brands Finance PLC
3.500% due 02/11/2023	300	314
3.750% due 07/21/2022	1,400	1,464

Marathon Oil Corp.
2.800% due 11/01/2022	400	410

Marvell Technology Group Ltd.
4.200% due 06/22/2023	1,300	1,404

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	200	201

Microchip Technology, Inc.
3.922% due 06/01/2021	500	511

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	400	402
4.810% due 09/17/2030	600	603

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	500	516

Pernod Ricard S.A.
4.250% due 07/15/2022	700	745
4.450% due 01/15/2022	150	157

Ryder System, Inc.
2.500% due 09/01/2022	300	310

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	900	986
5.625% due 03/01/2025	400	458

Sands China Ltd.
4.600% due 08/08/2023	1,300	1,389
5.125% due 08/08/2025	1,300	1,422

Syngenta Finance NV
3.933% due 04/23/2021	1,500	1,520
4.441% due 04/24/2023	1,500	1,585

Texas Eastern Transmission LP
4.125% due 12/01/2020	300	300

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	3,700	3,700

VMware, Inc.
2.950% due 08/21/2022	2,900	3,021

		38,849

UTILITIES 0.7%

Entergy Corp.
4.000% due 07/15/2022	300	316

Exelon Corp.
5.150% due 12/01/2020	300	300

ITC Holdings Corp.
2.700% due 11/15/2022	2,400	2,505

ONEOK, Inc.
4.250% due 02/01/2022	300	311

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,202

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	$500	$500

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,400	2,574

Telstra Corp. Ltd.
4.800% due 10/12/2021	700	731

		8,439

Total Corporate Bonds & Notes (Cost $147,781)		151,947

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2017
0.937% (US0001M + 0.780%) due 04/01/2047 ~	2,300	2,299

Total Municipal Bonds & Notes (Cost $2,300)		2,299

U.S. GOVERNMENT AGENCIES 9.0%

Fannie Mae
0.268% due 03/25/2034 •	89	89
0.398% due 05/25/2037 •	43	43
0.498% due 03/25/2037 - 07/25/2037 •	64	64
0.506% due 05/25/2058 •	1,085	1,082
0.508% due 03/25/2037 •	38	39
0.528% due 07/25/2037 •	81	81
0.548% due 09/25/2035 •	210	211
0.593% due 02/25/2037 •	96	97
0.606% due 09/25/2046 •	1,814	1,791
0.868% due 06/25/2037 •	195	199
0.898% due 03/25/2038 - 01/25/2040 •	244	248
0.968% due 12/25/2039 •	105	108
1.048% due 07/25/2039 •	65	67
1.110% due 11/25/2022 •	901	902
2.371% due 07/01/2044 •	31	31
2.927% due 11/01/2035 •	58	60
3.000% due 10/25/2040	1,050	1,128
3.176% due 05/01/2038 •	272	287
3.310% due 04/01/2035 •	120	121
3.738% due 12/01/2033 •	57	58
4.105% due 12/01/2036 •	78	82
4.256% due 11/01/2028 •	3	3
4.408% due 11/01/2027 •	4	4
4.438% due 04/01/2028 •	2	2
4.456% due 07/01/2028 •	3	3
4.557% due 11/01/2028 •	4	5
5.000% due 04/25/2033	181	207
5.021% due 09/01/2034 •	35	37
5.624% due 08/01/2029 •	2	2

Freddie Mac
0.452% due 02/15/2037 •	5	5
0.482% due 02/15/2037 •	16	16
0.492% due 02/15/2037 •	63	63
0.552% due 06/15/2041 •	546	550
0.596% due 07/15/2040 •	570	575
0.656% due 03/15/2042 •	221	223
0.702% due 07/15/2041 •	1,083	1,095
0.752% due 10/15/2037 •	53	54
0.822% due 08/15/2037 •	690	700
0.852% due 08/15/2037 •	1,344	1,374
0.862% due 10/15/2037 •	232	236
0.872% due 05/15/2037 - 09/15/2037 •	1,560	1,588
0.902% due 08/15/2036 •	96	98
1.002% due 11/15/2039 - 12/15/2039 •	28	29
1.007% due 01/15/2038 •	376	384
2.857% due 06/01/2035 •	211	222
3.264% due 09/01/2037 •	649	687
4.000% due 12/01/2022 •	1	1
4.000% due 11/01/2047	1,271	1,364
5.000% due 12/01/2026 - 08/01/2041	104	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/01/2029 - 02/01/2034	$235	$277
6.500% due 10/25/2043	531	635
8.500% due 04/01/2025	1	1

Ginnie Mae
0.905% due 12/20/2065 •	2,271	2,298
0.925% due 02/20/2066 •	13	13
0.955% due 01/20/2066 •	336	340
1.155% due 01/20/2066 - 03/20/2066 •	5,806	5,930
1.305% due 03/20/2066 •	360	370
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~	21	21
2.875% due 04/20/2027 - 04/20/2041 •	1,549	1,622
3.000% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~	44	45
3.000% due 01/20/2028 - 02/20/2028 •	29	30
3.125% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~	26	26
3.125% due 12/20/2027 •	17	18
3.250% (H15T1Y + 1.500%) due 08/20/2022 - 08/20/2026 ~	65	67
3.250% due 07/20/2027 •	64	65

NCUA Guaranteed Notes
0.605% due 10/07/2020 •	376	376

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	33,473	35,397
8.000% due 03/01/2030 - 08/01/2030	7	7

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050	36,700	38,416
3.000% due 11/01/2050	2,000	2,096

Total U.S. Government Agencies (Cost $101,761)		104,479

U.S. TREASURY OBLIGATIONS 6.9%

U.S. Treasury Bonds
3.000% due 02/15/2049	4,000	5,469
4.375% due 11/15/2039	2,800	4,375

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (i)	3,090	3,139
0.125% due 04/15/2022 (i)	10,652	10,841
0.125% due 07/15/2030	2,627	2,922
0.500% due 01/15/2028 (k)	9,767	10,964
0.625% due 02/15/2043	113	139
0.750% due 07/15/2028 (i)	2,786	3,211
1.000% due 02/15/2046	984	1,327
1.000% due 02/15/2048	420	579
1.000% due 02/15/2049	2,913	4,062
1.375% due 02/15/2044	889	1,264

U.S. Treasury Notes
1.375% due 09/30/2023 (i)	13,360	13,846
1.625% due 02/15/2026 (k)	600	642
2.000% due 04/30/2024 (k)	300	319
2.625% due 12/31/2025	2,000	2,242
2.875% due 09/30/2023 (i)	1,620	1,751
2.875% due 11/30/2023 (i)	1,380	1,498
3.000% due 09/30/2025	4,900	5,561
3.000% due 10/31/2025	5,000	5,683

Total U.S. Treasury Obligations (Cost $72,460)		79,834

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

Bear Stearns Adjustable Rate Mortgage Trust
3.540% due 01/25/2034 ~	275	280
3.751% due 02/25/2033 ~	8	7
4.000% due 01/25/2034 ~	14	13
4.016% due 04/25/2033 ~	24	25

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~	100	79

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	344	286
6.765% due 12/26/2046 ^~	235	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •		$90	$89

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~		1	1
0.798% due 03/25/2032 ~		63	58
4.996% due 06/25/2032 ~		6	6

GreenPoint Mortgage Funding Trust
0.688% due 11/25/2045 •		190	164

GSR Mortgage Loan Trust
0.498% due 01/25/2034 •		17	16
3.783% due 01/25/2036 ^~		32	32

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	3,838	4,954

Impac CMB Trust
0.908% due 10/25/2033 •		$7	7

Lehman Mortgage Trust
0.468% due 08/25/2036 ^•		1,060	782

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •		136	133

Morgan Stanley Resecuritization Trust
0.795% due 01/26/2051 •		11	11

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		3,704	3,921

Prime Mortgage Trust
0.548% due 02/25/2034 •		34	33

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	10,247	13,207

Southern Pacific Financing PLC
0.240% due 06/10/2043 •		156	200

Structured Adjustable Rate Mortgage Loan Trust
3.151% due 09/25/2035 ~		$695	670

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •		240	235
0.428% due 02/25/2036 ^•		232	216
6.377% due 06/25/2029 ~		66	64

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	1,754	2,269

Trinity Square PLC
1.232% due 07/15/2051 •		1,142	1,476

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •		$83	82
1.903% due 02/27/2034 •		213	212
2.219% due 11/25/2042 •		29	28
2.419% due 06/25/2042 •		89	85

Total Non-Agency Mortgage-Backed Securities (Cost $29,141)			29,850

ASSET-BACKED SECURITIES 5.8%

AFC Home Equity Loan Trust
0.698% due 06/25/2028 •		78	76

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.063% due 01/25/2035 •		1,189	1,179

Atrium Corp.
1.088% due 04/22/2027 •		4,548	4,529

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	652	764
1.349% due 10/03/2029 •		$407	407

BSPRT Issuer Ltd.
1.202% due 03/15/2028 •		1,150	1,145

Catamaran CLO Ltd.
1.095% due 01/27/2028 •		1,403	1,389

Chase Funding Trust
0.888% due 10/25/2032 •		86	85

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •		477	403
0.308% due 12/25/2036 •		155	109
4.393% due 10/25/2037 þ		217	230

Citigroup Mortgage Loan Trust, Inc.
1.798% due 07/25/2037 •		1,100	1,105

Countrywide Asset-Backed Certificates
0.288% due 08/25/2037 ^•		358	326

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.348% due 06/25/2047 ^•		$443	$397
0.548% due 08/25/2034 •		764	732

Credit Acceptance Auto Loan Trust
3.550% due 08/15/2027		3,455	3,505

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		116	112

Crown Point CLO Ltd.
1.442% due 10/20/2028 •		1,179	1,168

Denali Capital CLO LLC
1.295% due 10/26/2027 •		580	578

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		2,156	2,140

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		1,875	1,897
2.470% due 11/15/2023		1,527	1,548
2.580% due 07/17/2023		913	924

GSAMP Trust
0.288% due 06/25/2036 •		330	323
1.798% due 10/25/2034 •		36	36

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		646	645

HSI Asset Securitization Corp. Trust
0.478% due 02/25/2036 •		1,007	958

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		305	305

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		2,202	2,188

Jubilee CLO BV
0.316% due 12/15/2029 •	EUR	1,100	1,278

KVK CLO Ltd.
1.168% due 01/14/2028 •		$1,419	1,409

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •		49	47

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		3,267	3,240

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	300	354

Marathon CLO Ltd.
1.117% due 11/21/2027 •		$1,319	1,307

Morgan Stanley ABS Capital, Inc. Trust
0.228% due 09/25/2036 •		33	19
0.278% due 10/25/2036 •		119	110

Mountain View CLO Ltd.
1.361% due 10/16/2029 •		1,700	1,696

Navient Student Loan Trust
1.198% due 12/27/2066 •		2,416	2,392

Nelnet Student Loan Trust
0.998% due 02/25/2066 •		1,779	1,763

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.298% due 08/25/2036 •		$105	$103
0.418% due 04/25/2036 •		79	79

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	557	652
0.720% due 12/15/2027 •		$828	824

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,500	3,640

Soundview Home Loan Trust
0.308% due 11/25/2036 •		48	48

Specialty Underwriting & Residential Finance Trust
1.123% due 12/25/2035 •		254	253

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		4,717	4,725
2.900% due 10/25/2059 ~		4,034	4,279

Tralee CLO Ltd.
1.382% due 10/20/2028 •		2,900	2,876

Upstart Securitization Trust
4.997% due 08/20/2025		40	40

Utah State Board of Regents
0.925% due 01/25/2057 •		1,259	1,256

Venture CLO Ltd.
1.286% due 08/28/2029 •		1,700	1,689
1.408% due 10/22/2031 •		2,300	2,299

Z Capital Credit Partners CLO Ltd.
1.221% due 07/16/2027 •		1,164	1,161

Total Asset-Backed Securities (Cost $66,029)			66,742

SOVEREIGN ISSUES 1.9%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		2,200	2,280

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,800	1,816

Japan Government International Bond
0.100% due 03/10/2028	JPY	958,493	9,079

Oman Government International Bond
3.875% due 03/08/2022		$800	794

Qatar Government International Bond
3.875% due 04/23/2023		2,600	2,796
4.500% due 01/20/2022		900	944

Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,444
2.875% due 03/04/2023		300	314
2.900% due 10/22/2025		900	963

Total Sovereign Issues (Cost $20,842)			21,430

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(a)	72,000	$0

Total Convertible Preferred Securities (Cost $0)		0

SHORT-TERM INSTRUMENTS 33.6%

REPURCHASE AGREEMENTS (g) 28.4%
		327,844

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 5.2%
0.122% due 02/16/2021 (b)(c)(i)(k)	$60,500	60,478

Total Short-Term Instruments (Cost $388,316)		388,322

Total Investments in Securities (Cost $829,130)		845,402

	SHARES
INVESTMENTS IN AFFILIATES 29.3%

SHORT-TERM INSTRUMENTS 29.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.3%

PIMCO Short Asset Portfolio	8,156,814	81,674

PIMCO Short-Term Floating NAV Portfolio III	26,107,865	257,450

Total Short-Term Instruments (Cost $338,444)		339,124

Total Investments in Affiliates (Cost $338,444)		339,124

Total Investments 102.5% (Cost $1,167,574)		$1,184,526

Financial Derivative Instruments (h)(j) 2.3% (Cost or Premiums, net $1,125)		26,394

Other Assets and Liabilities, net (4.8)%		(55,386)

Net Assets 100.0%		$1,155,534

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	0.110%	09/30/2020	10/01/2020	$95,200	U.S. Treasury Notes 3.125% due 11/15/2028	$(96,963)	$95,200	$95,200
FICC	0.000	09/30/2020	10/01/2020	644	U.S. Treasury Notes 2.125% due 08/15/2021	(657)	644	644
JPS	0.060	09/30/2020	10/01/2020	13,900	U.S. Treasury Notes 1.500% due 10/31/2024	(14,196)	13,900	13,900
NOM	0.100	09/30/2020	10/01/2020	57,500	U.S. Treasury Bonds 3.375% due 11/15/2048	(58,199)	57,500	57,500
SGY	0.100	09/30/2020	10/01/2020	160,600	U.S. Treasury Notes 0.375% - 1.875% due 03/31/2022 - 08/31/2024	(163,799)	160,600	160,601

Total Repurchase Agreements						$(333,814)	$327,844	$327,845

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.3)%
Canada Government International Bond	2.750%	12/01/2048	CAD 3,400	$(3,643)	$(3,614)

Total Short Sales (0.3)%				$(3,643)	$(3,614)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$95,200	$0	$0	$0	$95,200	$(96,963)	$(1,763)
FICC	644	0	0	0	644	(657)	(13)
JPS	13,900	0	0	0	13,900	(14,196)	(296)
NOM	57,500	0	0	0	57,500	(58,199)	(699)
SGY	160,601	0	0	0	160,601	(163,799)	(3,198)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(3,614)	(3,614)	0	(3,614)

Total Borrowings and Other Financing Transactions	$327,845	$0	$0	$(3,614)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $34 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	12/2020	2,158	$361,681	$2,155	$1,974	$0
U.S. Treasury 2-Year Note December Futures	12/2020	129	28,504	8	0	(1)
U.S. Treasury 5-Year Note December Futures	12/2020	768	96,792	97	0	(78)
U.S. Treasury 30-Year Bond December Futures	12/2020	43	7,580	(64)	0	(40)

				$2,196	$1,974	$(119)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures (1)	10/2020	31	$(33)	$(3)	$10	$(5)
Euro-Bund 10-Year Bond December Futures	12/2020	1	(205)	(1)	0	0
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures (1)	10/2020	31	(4)	39	2	(1)
U.S. Treasury 10-Year Note December Futures	12/2020	643	(89,719)	(237)	161	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	77	(17,080)	131	154	0
United Kingdom Long Gilt December Futures	12/2020	2	(351)	(1)	1	(1)

				$(72)	$328	$(7)

Total Futures Contracts				$2,124	$2,302	$(126)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.094%	$600	$13	$(6)	$7	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.126	200	4	(1)	3	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.268	700	14	(8)	6	0	0

						$31	$(15)	$16	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$600	$13	$(8)	$5	$1	$0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	500	(5)	9	4	0	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	50,700	1,089	(14)	1,075	35	0

					$1,097	$(13)	$1,084	$36	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/18/2048	CAD	4,100	$(60)	$1,030	$970	$0	$(12)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		$263,500	(1,591)	(5,928)	(7,519)	0	(24)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		81,700	(780)	(1,142)	(1,922)	10	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		15,200	(628)	(79)	(707)	12	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		11,300	(202)	(811)	(1,013)	28	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		7,700	(36)	(934)	(970)	23	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		74,200	3,587	523	4,110	0	(199)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,100	(3)	(320)	(323)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		400	(3)	(88)	(91)	6	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(1)	(102)	(103)	11	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		2,200	(13)	(344)	(357)	30	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		100	0	(19)	(19)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,100	(21)	(227)	(248)	15	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	970,000	(336)	38	(298)	0	(4)
Receive	CPURNSA	1.669	Maturity	06/19/2024		$7,900	0	(47)	(47)	0	(4)
Pay	UKRPI	3.480	Maturity	01/15/2030	GBP	16,500	65	219	284	0	(49)

							$(22)	$(8,231)	$(8,253)	$151	$(292)

Total Swap Agreements							$1,106	$(8,259)	$(7,153)	$187	$(292)

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$2,302	$187	$2,489	$0		$(126)		$(292)	$(418)

(i)

Securities with an aggregate market value of $32,039 and cash of $1,753 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$140	DKK	899	$1	$0
	12/2020	DKK	899		$141	0	(1)
	12/2020		$5,578	SGD	7,654	29	0

BPS	10/2020	CLP	14,233		$18	0	0
	10/2020	JPY	203,412		1,919	0	(10)
	10/2020		$1,495	EUR	1,284	11	0
	10/2020		3,387	JPY	357,581	4	0
	11/2020	CHF	5,198		$5,727	76	0
	11/2020	JPY	357,581		3,388	0	(4)
	12/2020		$1,231	SGD	1,694	10	0

CBK	10/2020	CAD	605		$460	6	0
	10/2020	DKK	390		59	0	(2)
	10/2020	GBP	17,604		23,267	552	0
	10/2020	MXN	111		5	0	0
	10/2020		$12,830	CAD	17,109	44	(25)
	10/2020		68	DKK	434	0	0
	11/2020	CAD	12,300		$9,195	0	(43)
	11/2020		$10	ZAR	160	0	0
	12/2020	DKK	434		$68	0	0
	03/2021		$5	MXN	111	0	0

GLM	10/2020	BRL	8,085	EUR	1,222	0	(7)
	10/2020	CAD	2,091		$1,564	0	(7)
	10/2020	EUR	1,221	BRL	8,085	9	0
	11/2020		1,220		8,085	7	0
	12/2020	TWD	162,373		$5,626	0	(41)

HUS	10/2020	CAD	4,723		3,587	40	0
	10/2020	JPY	158,961		1,496	0	(12)
	10/2020	NZD	175		118	3	0
	10/2020		$22,647	GBP	17,604	68	0
	11/2020	GBP	17,604		$22,651	0	(68)

JPM	10/2020	DKK	180		27	0	(1)
	10/2020		$5	MXN	111	0	0
	12/2020	TWD	35,970		$1,242	0	(13)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	10/2020	BRL	8,079		$1,441	$2	$0
	10/2020	CAD	2,526		1,915	18	0
	10/2020	DKK	792		120	0	(5)
	10/2020	JPY	196,803		1,856	0	(10)
	10/2020		$1,432	BRL	8,079	6	0
	10/2020		1,686	JPY	177,753	0	(1)
	11/2020	JPY	177,753		$1,687	1	0

SCX	11/2020	CHF	1,148		1,239	0	(9)

SOG	10/2020	DKK	213		32	0	(1)

SSB	10/2020	CAD	4,812		3,663	49	0
	10/2020		$1,447	BRL	8,079	0	(8)
	10/2020		3,551	JPY	373,995	0	(5)
	11/2020	BRL	8,079		$1,446	8	0
	11/2020	JPY	373,995		3,552	5	0

TOR	10/2020	CAD	2,353		1,799	32	0
	10/2020	JPY	180,192		1,700	0	(9)
	10/2020		$996	JPY	105,071	1	0
	11/2020	JPY	105,071		$996	0	(1)

UAG	10/2020		275,032		2,588	0	(20)

Total Forward Foreign Currency Contracts						$982	$(303)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	115,200	$283	$457

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	122,300	467	2,703
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	55,700	205	1,256

Total Purchased Options							$955	$4,416

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	7,500	$(89)	$(184)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	15,300	(195)	(333)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	39,100	(466)	(2,814)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	17,800	(199)	(1,218)

Total Written Options							$(949)	$(4,549)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
NGF	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2023	0.533%	$8,400	$56	$54	$110	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$4,422	$(43)	$63	$20	$0

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	12,755	0.492% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/07/2020	$88,250	$0	$(22)	$0	$(22)
	Receive	S&P 500 Total Return Index	1,27 2	0.417% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/14/2020	7,449	0	1,150	1,150	0
	Receive	S&P 500 Total Return Index	11,401	0.279% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/07/2021	66,902	0	11,770	11,770	0

CBK	Receive	S&P 500 Total Return Index	1,241	0.253% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/15/2021	8,209	0	372	372	0
	Receive	S&P 500 Total Return Index	2,684	0.387% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/15/2021	18,687	0	(119)	0	(119)

FAR	Receive	S&P 500 Total Return Index	697	(0.127)% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	4,611	0	213	213	0
	Receive	S&P 500 Total Return Index	1,826	0.417% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/17/2021	12,713	0	(81)	0	(81)
	Receive	S&P 500 Total Return Index	25,927	0.486% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	177,873	0	316	316	0
	Receive	S&P 500 Total Return Index	3,030	0.273% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/21/2021	20,044	0	909	909	0
	Receive	S&P 500 Total Return Index	23,238	0.395% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	154,922	0	5,850	5,850	0

GST	Receive	S&P 500 Total Return Index	3,395	0.332% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/24/2021	23,489	0	(18)	0	(18)
	Receive	S&P 500 Total Return Index	12,963	0.395% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/27/2021	86,305	0	3,378	3,378	0

HUS	Receive	S&P 500 Total Return Index	1,241	0.223% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/13/2021	8,209	0	373	373	0
	Receive	S&P 500 Total Return Index	1,708	0.383% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/19/2021	11,859	0	(47)	0	(47)
	Receive	S&P 500 Total Return Index	2,684	0.326% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/23/2021	18,773	0	(205)	0	(205)
	Receive	S&P 500 Total Return Index	8,649	0.377% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/11/2021	60,002	0	(192)	0	(192)

								$0	$23,647	$24,331	$(684)

Total Swap Agreements								$13	$23,764	$24,461	$(684)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$30	$0	$0	$30	$(1)	$0	$0	$(1)	$29	$0	$29
BPS	101	0	12,920	13,021	(14)	0	(22)	(36)	12,985	(15,430)	(2,445)
BRC	0	457	0	457	0	(517)	0	(517)	(60)	0	(60)
CBK	602	0	372	974	(70)	0	(119)	(189)	785	(590)	195
DUB	0	0	0	0	0	0	0	0	0	(80)	(80)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
FAR	0	0	7,288	7,288	0	0	(81)	(81)	7,207	(4,100)	3,107
GLM	16	0	0	16	(55)	0	0	(55)	(39)	0	(39)
GST	0	0	3,378	3,378	0	0	(18)	(18)	3,360	(4,360)	(1,000)
HUS	111	0	373	484	(80)	0	(444)	(524)	(40)	831	791
JPM	0	0	0	0	(14)	0	0	(14)	(14)	11	(3)
MYC	0	3,959	20	3,979	0	(4,032)	0	(4,032)	(53)	(206)	(259)
MYI	27	0	0	27	(16)	0	0	(16)	11	4	15
NGF	0	0	110	110	0	0	0	0	110	0	110
SCX	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	62	0	0	62	(13)	0	0	(13)	49	0	49
TOR	33	0	0	33	(10)	0	0	(10)	23	0	23
UAG	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)

Total Over the Counter	$982	$4,416	$24,461	$29,859	$(303)	$(4,549)	$(684)	$(5,536)

(k)

Securities with an aggregate market value of $905 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1,974	$0	$328	$2,302
Swap Agreements	0	36	0	0	151	187

	$0	$36	$1,974	$0	$479	$2,489

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$982	$0	$982
Purchased Options	0	0	0	0	4,416	4,416
Swap Agreements	0	130	24,331	0	0	24,461

	$0	$130	$24,331	$982	$4,416	$29,859

	$0	$166	$26,305	$982	$4,895	$32,348

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$126	$126
Swap Agreements	0	0	0	0	292	292

	$0	$0	$0	$0	$418	$418

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$303	$0	$303
Written Options	0	0	0	0	4,549	4,549
Swap Agreements	0	0	684	0	0	684

	$0	$0	$684	$303	$4,549	$5,536

	$0	$0	$684	$303	$4,967	$5,954

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$48,923	$0	$423	$49,346
Swap Agreements	0	10	0	0	1,536	1,546

	$0	$10	$48,923	$0	$1,959	$50,892

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,230)	$0	$(4,230)
Written Options	0	0	0	0	(3)	(3)
Swap Agreements	0	55	55,866	0	0	55,921

	$0	$55	$55,866	$(4,230)	$(3)	$51,688

	$0	$65	$104,789	$(4,230)	$1,956	$102,580

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$6,309	$0	$(691)	$5,618
Swap Agreements	0	(2)	0	0	(1,649)	(1,651)

	$0	$(2)	$6,309	$0	$(2,340)	$3,967

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,969	$0	$1,969
Purchased Options	0	0	0	0	716	716
Written Options	0	0	0	0	449	449
Swap Agreements	0	230	125,365	0	0	125,595

	$0	$230	$125,365	$1,969	$1,165	$128,729

	$0	$228	$131,674	$1,969	$(1,175)	$132,696

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$499	$499
Corporate Bonds & Notes
Banking & Finance	0	104,659	0	104,659
Industrials	0	38,849	0	38,849
Utilities	0	8,439	0	8,439
Municipal Bonds & Notes
California	0	2,299	0	2,299
U.S. Government Agencies	0	104,479	0	104,479
U.S. Treasury Obligations	0	79,834	0	79,834
Non-Agency Mortgage-Backed Securities	0	29,850	0	29,850
Asset-Backed Securities	0	66,742	0	66,742
Sovereign Issues	0	21,430	0	21,430
Short-Term Instruments
Repurchase Agreements	0	327,844	0	327,844
U.S. Treasury Cash Management Bills	0	60,478	0	60,478

	$0	$844,903	$499	$845,402

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$339,124	$0	$0	$339,124

Total Investments	$339,124	$844,903	$499	$1,184,526

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,614)	$0	$(3,614)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,302	187	0	2,489
Over the counter	0	29,859	0	29,859

	$2,302	$30,046	$0	$32,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(126)	(292)	0	(418)
Over the counter	0	(5,536)	0	(5,536)

	$(126)	$(5,828)	$0	$(5,954)

Total Financial Derivative Instruments	$2,176	$24,218	$0	$26,394

Totals	$341,300	$865,507	$499	$1,207,306

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,200	$1,198

Total Loan Participations and Assignments (Cost $1,199)			1,198

CORPORATE BONDS & NOTES 11.4%

BANKING & FINANCE 8.0%

Ally Financial, Inc.
4.125% due 02/13/2022		100	104
4.250% due 04/15/2021		100	102

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		1,600	1,616

Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,804

Barclays Bank PLC
7.625% due 11/21/2022 (f)		1,000	1,100
10.179% due 06/12/2021		2,800	2,946

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,816
3.200% due 08/10/2021		3,200	3,275
4.610% due 02/15/2023 •		4,100	4,293
4.972% due 05/16/2029 •		1,400	1,637
7.125% due 06/15/2025 •(e)(f)	GBP	3,900	5,260
8.000% due 12/15/2020 •(e)(f)	EUR	600	712
8.000% due 06/15/2024 •(e)(f)		$2,000	2,131

BNP Paribas S.A.
7.625% due 03/30/2021 •(e)(f)		200	204

BOC Aviation Ltd.
3.500% due 01/31/2023		500	519

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		3,500	3,520
4.044% due 06/01/2024 •		1,000	1,081

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	1,600	1,939

Credit Suisse Group AG
6.375% due 08/21/2026 •(e)(f)		$1,700	1,818
7.500% due 07/17/2023 •(e)(f)		1,600	1,692

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	666

Danske Bank A/S
1.309% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,390

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		5,000	4,919
3.547% due 09/18/2031 •		500	503
3.961% due 11/26/2025 •		6,300	6,704
4.250% due 10/14/2021		4,500	4,628

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,368

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,341

FCE Bank PLC
0.869% due 09/13/2021		1,500	1,727

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •		200	231
0.000% due 12/01/2021 •		200	227
2.826% (US0003M + 2.550%) due 01/07/2021 ~		$3,000	2,989
3.087% due 01/09/2023		1,600	1,571
3.550% due 10/07/2022		900	893

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		2,100	2,103

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		600	598
2.848% due 06/04/2031 •		300	311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/29/2030 •	GBP	2,700	$3,723
4.292% due 09/12/2026 •		$1,300	1,449
4.300% due 03/08/2026		600	677
6.500% due 03/23/2028 •(e)(f)		200	212

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		1,100	1,143

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		4,100	4,136
3.797% due 07/23/2024 •		1,200	1,301

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		2,300	2,309
2.858% due 03/17/2023 •		800	823
4.050% due 08/16/2023		2,600	2,823
4.550% due 08/16/2028		2,500	2,949
4.947% due 06/27/2025 •(e)(f)	EUR	200	233
7.500% due 09/27/2025 •(e)(f)		$1,100	1,172

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		2,800	2,904

Morgan Stanley
1.664% (US0003M + 1.400%) due 10/24/2023 ~		400	407
3.875% due 04/29/2024		600	662

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,115
2.000% due 03/04/2025 •	EUR	1,000	1,220
4.519% due 06/25/2024 •		$1,500	1,618
4.892% due 05/18/2029 •		3,500	4,074
5.076% due 01/27/2030 •		1,500	1,789
8.000% due 08/10/2025 •(e)(f)		1,400	1,557
8.625% due 08/15/2021 •(e)(f)		500	514

Navient Corp.
5.875% due 03/25/2021		200	202
6.500% due 06/15/2022		200	204
6.625% due 07/26/2021		400	407
7.250% due 01/25/2022		1,200	1,235

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	301
2.600% due 09/28/2022		400	404
2.650% due 07/13/2022		1,000	1,011

Nomura Holdings, Inc.
2.648% due 01/16/2025		2,700	2,844

OneMain Finance Corp.
6.125% due 03/15/2024		700	734
7.750% due 10/01/2021		200	210

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,100	3,416

Santander UK PLC
2.875% due 06/18/2024		4,200	4,487

SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,235

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	408

Societe Generale S.A.
6.750% due 04/07/2021 •(e)(f)	EUR	100	119

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		$5,000	5,017

UBS AG
4.750% due 02/12/2026 •(f)	EUR	3,700	4,394
5.125% due 05/15/2024 (f)		$3,300	3,642

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		2,200	2,215
4.125% due 09/24/2025		500	571

UniCredit SpA
6.572% due 01/14/2022		1,900	2,017
9.250% due 06/03/2022 •(e)(f)	EUR	300	383

Wells Fargo & Co.
2.393% due 06/02/2028 •		$19,600	20,472
2.625% due 07/22/2022		600	623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	$4,401

			176,500

INDUSTRIALS 2.7%

AbbVie, Inc.
2.900% due 11/06/2022		$100	105
3.450% due 03/15/2022		1,500	1,555
4.875% due 02/15/2021		698	702

BAT Capital Corp.
3.222% due 08/15/2024		200	214

BAT International Finance PLC
3.950% due 06/15/2025		1,000	1,113

Centene Corp.
4.625% due 12/15/2029		3,000	3,240

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,709
4.464% due 07/23/2022		1,100	1,165
4.908% due 07/23/2025		2,300	2,661

Comcast Corp.
3.950% due 10/15/2025		1,479	1,698

CSN Resources S.A.
7.625% due 02/13/2023		450	466

DAE Funding LLC
5.250% due 11/15/2021		200	203

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		2,850	2,866

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,400	1,438

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		1,700	1,799

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		3,800	4,061

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,800	6,140
3.500% due 07/26/2026		400	433

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,227

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	400	487

Kraft Heinz Foods Co.
3.750% due 04/01/2030		$1,200	1,269

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		600	602

Micron Technology, Inc.
4.185% due 02/15/2027		1,500	1,706
5.327% due 02/06/2029		1,300	1,565

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,816

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,900	1,927
3.522% due 09/17/2025		800	809
4.345% due 09/17/2027		1,700	1,709
4.810% due 09/17/2030		1,300	1,306

Reynolds American, Inc.
4.000% due 06/12/2022		100	105

Sands China Ltd.
5.125% due 08/08/2025		4,000	4,376
5.400% due 08/08/2028		2,900	3,236

Tesco PLC
6.125% due 02/24/2022	GBP	100	138

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	14,530	93

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		$1,700	1,881

			59,820

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.7%

AT&T, Inc.
1.650% due 02/01/2028		$600	$602
2.250% due 02/01/2032		600	601

FirstEnergy Corp.
2.850% due 07/15/2022		800	821

Petrobras Global Finance BV
5.093% due 01/15/2030		2,057	2,164

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		2,500	2,504

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~		2,700	2,700

Sprint Communications, Inc.
6.000% due 11/15/2022		1,300	1,402
11.500% due 11/15/2021		200	220

Sprint Corp.
7.250% due 09/15/2021		2,800	2,933
7.875% due 09/15/2023		400	459

Vodafone Group PLC
2.500% due 05/24/2039	EUR	1,100	1,483

			15,889

Total Corporate Bonds & Notes (Cost $241,918)			252,209

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		$100	182

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030		100	137

			319

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		300	428

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		102	110

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035		200	278

			816

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045		100	165

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030		1,000	1,289

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		445	477

Total Municipal Bonds & Notes (Cost $2,328)			3,066

U.S. GOVERNMENT AGENCIES 22.6%

Fannie Mae
0.235% due 12/25/2036 •		11	11
0.375% due 08/25/2025		44,800	44,670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.498% due 07/25/2037 - 03/25/2044 •	$73	$74
0.528% due 07/25/2037 •	26	26
0.548% due 09/25/2035 •	62	63
0.558% due 09/25/2035 •	119	120
0.868% due 06/25/2037 •	178	182
0.898% due 01/25/2040 •	458	467
2.310% due 08/01/2022	98	100
2.371% due 07/01/2044 •	10	10
2.455% due 09/01/2033 •	6	6
2.519% due 08/01/2033 •	5	5
3.141% due 05/25/2035 ~	5	5
3.203% due 05/01/2022 ~	664	678
3.360% due 05/01/2036 •	0	1
3.750% due 07/25/2042	5,661	6,835
3.804% due 06/01/2033 •	100	100
3.953% due 01/01/2036 •	13	13
4.105% due 12/01/2036 •	3	3
5.000% due 04/25/2033	2	2
5.021% due 09/01/2034 •	1	1

Freddie Mac
0.722% due 06/15/2041 •	72	73
0.852% due 08/15/2037 •	108	110
0.862% due 10/15/2037 •	20	20
0.872% due 05/15/2037 - 09/15/2037 •	126	128
2.371% due 02/25/2045 •	11	11
3.735% due 03/01/2034 •	48	51
4.000% due 11/01/2047 - 01/01/2048	6,315	6,763
4.500% due 03/01/2029	27	29
5.500% due 07/01/2038	22	26

Ginnie Mae
3.000% due 03/20/2027 •	1	1
3.125% due 11/20/2044 •	1,667	1,735
5.000% due 04/15/2036 - 09/15/2039	1,005	1,144

Ginnie Mae, TBA
5.000% due 10/01/2050	6,000	6,532

Small Business Administration
5.520% due 06/01/2024	39	41

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	45,895	48,542
5.500% due 03/01/2034 - 07/01/2035	87	100
6.000% due 08/01/2036 - 02/01/2038	81	95
6.500% due 10/01/2035 - 10/01/2036	148	165

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	78,060	80,363
2.500% due 11/01/2050	97,100	101,639
3.000% due 11/01/2050	154,700	162,103
4.500% due 10/01/2050	33,800	36,569

Total U.S. Government Agencies (Cost $495,194)		499,612

U.S. TREASURY OBLIGATIONS 27.4%

U.S. Treasury Bonds
3.000% due 08/15/2048	600	818
3.000% due 02/15/2049	22,200	30,353
4.375% due 05/15/2040	8,200	12,875
4.625% due 02/15/2040	5,900	9,502

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (j)	52,765	53,602
0.125% due 04/15/2022 (j)	50,598	51,494
0.125% due 07/15/2030	1,617	1,798
0.375% due 07/15/2027 (j)	4,766	5,299
0.625% due 07/15/2021 (j)	11,839	12,016
0.625% due 02/15/2043	901	1,110
1.000% due 02/15/2046	5,576	7,518
1.000% due 02/15/2048	19,225	26,496
1.000% due 02/15/2049	6,952	9,692
1.375% due 02/15/2044	5,558	7,900
1.750% due 01/15/2028	1,237	1,507
2.375% due 01/15/2027	3,468	4,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.625% due 02/15/2026 (j)(l)		$4,000	$4,278
1.750% due 05/15/2023 (j)(l)		2,140	2,230
1.750% due 12/31/2024 (j)		13,300	14,156
2.125% due 09/30/2021 (j)(l)		2,200	2,243
2.250% due 12/31/2023 (j)(l)		6,300	6,725
2.375% due 05/15/2029		67,500	77,675
2.625% due 12/31/2025		15,300	17,148
2.625% due 02/15/2029		170,000	198,555
2.750% due 02/15/2024 (j)		4,700	5,108
3.000% due 09/30/2025		36,600	41,538

Total U.S. Treasury Obligations (Cost $533,663)			605,914

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.5%

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •		18	18

Banc of America Funding Trust
3.676% due 05/25/2035 ~		24	25
4.199% due 01/20/2047 ^~		58	56

Bear Stearns Adjustable Rate Mortgage Trust
3.540% due 01/25/2034 ~		19	20
4.000% due 01/25/2034 ~		1	1

Bear Stearns ALT-A Trust
0.488% due 08/25/2036 ^•		1,401	1,303
3.251% due 09/25/2035 ^~		36	29
3.502% due 05/25/2035 ~		152	151

ChaseFlex Trust
0.448% due 07/25/2037 •		408	360

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		7	7
3.355% due 09/25/2037 ^~		2,007	1,933

CLNY Mortgage Trust
1.281% due 11/15/2038 •		7,075	6,660

Countrywide Alternative Loan Trust
0.268% due 06/25/2036 •		1,796	1,712
0.328% due 05/25/2047 •		214	197
0.366% due 03/20/2046 •		3,720	3,153
0.386% due 05/20/2046 ^•		87	70
2.579% due 08/25/2035 •		5,879	5,669
6.000% due 10/25/2033		10	10
6.000% due 12/25/2034		3,594	3,612
6.000% due 12/25/2035 ^		2,703	2,612

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•		18	16
3.597% due 02/20/2035 ~		45	45

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.648% due 02/25/2035 •		238	228

European Loan Conduit
1.000% due 02/17/2030 •	EUR	3,596	4,181

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		$31	26

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	150	166

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •		$1,935	1,576

GSR Mortgage Loan Trust
2.904% due 06/25/2034 ~		28	27
3.350% due 11/25/2035 ~		26	25
3.568% due 11/25/2035 ^~		121	117
6.000% due 03/25/2037 ^		24	19

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •		1,255	1,105
0.596% due 05/19/2035 •		887	827

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	9,246	11,935

Impac CMB Trust
1.148% due 07/25/2033 •		$10	10

IndyMac Mortgage Loan Trust
0.338% due 09/25/2046 •		273	246

JPMorgan Chase Commercial Mortgage Securities Trust
1.012% due 01/16/2037 •		3,600	3,543
1.602% due 12/15/2031 •		2,300	2,231

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
3.076% due 08/25/2034 ~		$279	$286
3.604% due 07/25/2035 ~		440	432
3.634% due 11/25/2035 ^~		69	63
5.750% due 01/25/2036 ^		27	19

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		2,288	2,300

London Wall Mortgage Capital PLC
0.923% due 11/15/2049 •	GBP	654	842

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •		$40	39
0.398% due 11/25/2035 •		20	19
1.810% (US0006M + 1.500%) due 12/25/2032 ~		1	1
3.776% due 02/25/2035 ~		419	432

MF1 Ltd.
1.278% due 12/25/2034 •		5,200	5,132

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,811	5,066

Prime Mortgage Trust
0.548% due 02/25/2034 •		5	5

Residential Accredit Loans, Inc. Trust
0.318% due 01/25/2037 •		1,864	1,651
0.333% due 08/25/2036 •		521	471
2.029% due 10/25/2037 ~		1,924	1,747

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	26,991	34,790

Structured Adjustable Rate Mortgage Loan Trust
3.239% due 08/25/2035 ~		$41	40

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •		191	186

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•		306	267

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	12,782	16,443

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		3,965	5,130

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •		$18	18
0.518% due 05/25/2034 •		1,779	1,516
1.903% due 02/27/2034 •		19	19
2.019% due 02/25/2046 •		82	80
2.219% due 11/25/2042 •		9	9
2.419% due 08/25/2042 •		6	6
3.171% due 07/25/2037 ^~		7,005	6,698

Washington Mutual Mortgage Pass-Through Certificates Trust
1.849% due 11/25/2046 •		6,753	5,935

Total Non-Agency Mortgage-Backed Securities (Cost $137,499)			143,563

ASSET-BACKED SECURITIES 10.8%

Aames Mortgage Investment Trust
1.138% due 07/25/2035 •		3,825	3,817

ACE Securities Corp. Home Equity Loan Trust
0.278% due 12/25/2036 •		5,556	3,527
1.048% due 09/25/2033 •		1,107	1,096

Argent Securities Trust
0.418% due 05/25/2036 •		6,359	2,633

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.528% due 02/25/2036 •		1,289	1,180

Asset-Backed Securities Corp. Home Equity Loan Trust
0.958% due 06/25/2034 •		4,227	4,091
1.108% due 07/25/2035 •		291	291

Avery Point CLO Ltd.
1.253% due 07/17/2026 •		2,079	2,079

Bayview Financial Asset Trust
2.927% due 03/25/2037 •		553	509

Bear Stearns Asset-Backed Securities Trust
1.098% due 10/25/2037 •		2,038	1,947
2.570% due 10/25/2036 ~		235	165

CIFC Funding Ltd.
1.105% due 10/25/2027 •		2,172	2,155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		$2,107	$2,117
1.648% due 10/25/2037 •		2,600	2,599

Citigroup Mortgage Loan Trust
0.408% due 03/25/2036 •		6,573	6,260

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •		1,180	1,086

Countrywide Asset-Backed Certificates
0.278% due 12/25/2036 ^•		1,835	1,722
0.288% due 05/25/2037 •		3,511	3,317
0.288% due 07/25/2037 ^•		4,333	4,081
0.288% due 06/25/2047 ^•		1,001	922
0.298% due 04/25/2047 ^•		226	219
0.348% due 08/25/2036 •		2,150	2,124
0.348% due 02/25/2037 •		1,061	975
0.398% due 02/25/2036 •		960	891
0.398% due 06/25/2047 •		1,600	1,493
0.408% due 12/25/2036 ^•		5,070	4,910

Countrywide Asset-Backed Certificates Trust
0.308% due 03/25/2037 •		190	189

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		6	6

Credit-Based Asset Servicing & Securitization Trust
0.398% due 07/25/2036 •		2,000	1,913

ECMC Group Student Loan Trust
1.148% due 07/25/2069 •		2,356	2,335

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		1,446	1,436

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	1,300	1,520

First NLC Trust
0.638% due 02/25/2036 •		$14,622	11,863

Fremont Home Loan Trust
0.208% due 01/25/2037 •		8	4

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		4,027	4,075
2.580% due 07/17/2023		2,184	2,208

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •		5,500	5,478

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		157	156

HSI Asset Securitization Corp. Trust
0.298% due 12/25/2036 •		8,884	7,604

JPMorgan Mortgage Acquisition Trust
0.283% due 07/25/2036 •		1,386	1,180
0.418% due 08/25/2036 •		1,100	987
0.448% due 03/25/2037 •		5,503	5,070

Long Beach Mortgage Loan Trust
0.708% due 10/25/2034 •		12	12
0.908% due 08/25/2045 •		2,934	2,924

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	900	1,061

MASTR Asset-Backed Securities Trust
0.248% due 11/25/2036 •		$9,642	7,172

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 02/25/2037 •		3,165	2,705
0.328% due 02/25/2037 •		1,655	723
0.363% due 03/25/2037 •		10,169	5,470
0.378% due 09/25/2036 •		878	521
0.448% due 06/25/2036 •		1,909	1,265
1.078% due 07/25/2035 •		4,500	4,426

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •		251	251

Nassau Ltd.
1.425% due 10/15/2029 •		3,300	3,288
2.383% due 07/20/2029 •		2,800	2,806

Ozlme BV
0.820% due 01/18/2030 •	EUR	2,500	2,923

RAAC Trust
0.628% due 03/25/2037 •		$150	150

Residential Asset Securities Corp. Trust
0.588% due 12/25/2035 •		10,019	9,327
0.618% due 11/25/2035 •		13,000	12,346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
0.598% due 11/25/2037 •		$3,580	$3,462

Securitized Asset-Backed Receivables LLC Trust
0.238% due 05/25/2037 •		13,445	9,125
0.398% due 05/25/2036 •		3,182	2,239

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		5,000	5,199

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		3,200	3,188

Soundview Home Loan Trust
0.458% due 02/25/2036 •		3,100	2,866
0.988% due 08/25/2035 ^•		2,989	2,772
1.228% due 07/25/2035 •		3,290	3,214

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		5,800	5,797

Structured Asset Investment Loan Trust
0.298% due 09/25/2036 •		871	849

Structured Asset Securities Corp. Mortgage Loan Trust
0.468% due 05/25/2037 •		18	18
0.798% due 04/25/2031 •		4,830	4,629

Telos CLO Ltd.
1.223% due 04/17/2028 •		2,535	2,519

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		3,195	3,177

TICP CLO Ltd.
1.112% due 04/20/2028 •		1,767	1,763

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		3,460	3,466
3.000% due 11/25/2059 ~		1,977	2,012
3.428% due 10/25/2057 ~		4,900	5,213

Venture CLO Ltd.
1.095% due 04/15/2027 •		6,124	6,096
1.286% due 08/28/2029 •		7,000	6,956
1.502% due 04/20/2029 •		5,400	5,384

Total Asset-Backed Securities (Cost $227,055)			239,544

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,863	33

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$1,473	615
0.125% due 07/09/2035 þ		2,698	1,014
0.125% due 07/09/2041 þ		9,150	3,648
1.000% due 07/09/2029		307	140

Brazil Government International Bond
4.750% due 01/14/2050		2,644	2,574

Israel Government International Bond
4.125% due 01/17/2048		700	889

Japan Government International Bond
0.100% due 03/10/2028	JPY	7,002,044	66,326
0.100% due 03/10/2029		3,827,726	36,294

Saudi Government International Bond
4.000% due 04/17/2025		$1,500	1,669
4.500% due 10/26/2046		200	241
5.000% due 04/17/2049		600	778

Total Sovereign Issues (Cost $112,778)			114,221

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		40,000	0

Total Convertible Preferred Securities (Cost $0)			0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.2%

Banco Santander S.A.
6.750% due 04/25/2022 •(e)(f)	200,000	$246

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(e)	1,227,000	1,177

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (c)(e)	480,000	672

Truist Financial Corp.
4.950% due 09/01/2025 •(e)	2,300,000	2,426

		4,521

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	700,035	18,937

Total Preferred Securities (Cost $23,328)		23,458

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (h) 0.0%
		528

Total Short-Term Instruments (Cost $528)		528

Total Investments in Securities (Cost $1,775,490)		1,883,313

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.3%

SHORT-TERM INSTRUMENTS 31.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.3%

PIMCO Short Asset Portfolio	34,373,098	$344,178

PIMCO Short-Term Floating NAV Portfolio III	35,435,336	349,428

Total Short-Term Instruments (Cost $692,823)		693,606

Total Investments in Affiliates (Cost $692,823)		693,606

Total Investments 116.4% (Cost $2,468,313)		$2,576,919

Financial Derivative Instruments (i)(k) 2.9% (Cost or Premiums, net $(20,192))		64,906

Other Assets and Liabilities, net (19.3)%		(428,608)

Net Assets 100.0%		$2,213,217

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$18,934	$18,937	0.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$528	U.S. Treasury Notes 2.125% due 08/15/2021	$(539)	$528	$528

Total Repurchase Agreements						$(539)	$528	$528

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2050		$6,000	$(6,580)	$(6,576)

Sovereign Issues (0.8)%
Canada Government International Bond	2.750	12/01/2048	CAD	17,000	(18,127)	(18,066)

Total Short Sales (1.1)%					$(24,707)	$(24,642)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$528	$0	$0	$0	$528	$(539)	$(11)

Master Securities Forward Transaction Agreement
TOR	0	0	0	(18,066)	(18,066)	(100)	(18,166)

Total Borrowings and Other Financing Transactions	$528	$0	$0	$(18,066)

(1)	Payable for short sales includes $166 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(6,484) at a weighted average interest rate of 1.662%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	12/2020	4,198	$703,585	$(243)	$3,919	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	180	$(194)	$(17)	$57	$(29)
Euro-Bund 10-Year Bond December Futures	12/2020	40	(8,185)	(41)	16	(12)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	180	(21)	228	9	(2)
U.S. Treasury 2-Year Note December Futures	12/2020	1,194	(263,827)	(99)	9	0
U.S. Treasury 5-Year Note December Futures	12/2020	105	(13,233)	(16)	11	0
U.S. Treasury 10-Year Note December Futures	12/2020	5,209	(726,818)	(1,288)	1,302	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	127	(28,170)	440	254	0
United Kingdom Long Gilt December Futures	12/2020	14	(2,459)	(7)	8	(4)

				$(800)	$1,666	$(47)

Total Futures Contracts				$(1,043)	$5,585	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.505%	$800	$(9)	$2	$(7)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.717%		$1,500	$23	$(5)	$18	$1	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761	EUR	4,300	29	(660)	(631)	0	(21)

							$52	$(665)	$(613)	$1	$(21)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	1.000%	Quarterly	06/20/2025	EUR	8,100	$177	$(7)	$170	$5	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	186,200	$(807)	$7,121	$6,314	$0	$(47)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		13,700	(109)	3,349	3,240	0	(37)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		5,600	37	744	781	0	(13)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	99,400	153	4,272	4,425	0	(20)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		48,200	4	(6,297)	(6,293)	32	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		631,400	(19,702)	(9,649)	(29,351)	481	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	(4,202)	(4,355)	95	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		227,300	4,862	7,456	12,318	0	(390)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		44,400	2	(6,515)	(6,513)	82	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		73,000	(214)	(6,331)	(6,545)	183	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		100,900	2,599	2,991	5,590	0	(271)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		47,100	6,861	(2,196)	4,665	0	(642)
Receive(7)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	18,800	0	(804)	(804)	41	0
Receive(7)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		102,000	(677)	(4,327)	(5,004)	226	0
Pay(7)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		22,200	0	1,078	1,078	0	(27)
Pay(7)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		110,600	862	5,125	5,987	0	(138)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	11,140,000	(3,459)	33	(3,426)	0	(44)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,050	(4)	(491)	(495)	11	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,050	9	1,199	1,208	0	(9)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	26,700	0	(157)	(157)	0	(12)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	20,700	2	253	255	0	(70)
Pay	UKRPI	3.490	Maturity	09/15/2028		23,300	(3)	1,001	998	0	(48)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,200	0	261	261	0	(9)
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	180	758	938	0	(31)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,200	0	269	269	0	(9)
Pay	UKRPI	3.480	Maturity	01/15/2030		38,500	45	619	664	0	(113)
Pay	UKRPI	3.415	Maturity	02/15/2030		11,200	0	9	9	0	(33)
Pay	UKRPI	3.475	Maturity	08/15/2030		20,700	(20)	(271)	(291)	0	0

							$(9,532)	$(4,702)	$(14,234)	$1,151	$(1,963)

Total Swap Agreements							$(9,312)	$(5,372)	$(14,684)	$1,157	$(1,984)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$5,585	$1,157	$6,742	$0	$(47)	$(1,999)	$(2,046)

(j)

Securities with an aggregate market value of $79,324 and cash of $2,878 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(15) for closed swap agreements is outstanding at period end

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	1,209		$156	$0	$0

BOA	10/2020		$8,485	CAD	11,356	43	0
	11/2020	CAD	11,356		$8,486	0	(43)
	12/2020		$32,654	SGD	44,806	173	0

BPS	10/2020	EUR	628		$752	16	0
	10/2020	JPY	2,247,179		21,196	0	(111)
	10/2020		$18,516	CAD	24,381	0	(205)
	10/2020		2,245	EUR	1,903	0	(13)
	10/2020		1,016	GBP	788	1	0
	10/2020		37,416	JPY	3,950,342	41	0
	11/2020	JPY	3,950,342		$37,430	0	(40)
	12/2020	KRW	126,744		107	0	(2)

CBK	10/2020	CAD	3,552		2,702	34	0
	10/2020	GBP	64,515		85,268	2,021	0
	10/2020		$19,714	CAD	26,375	93	0
	10/2020		32,606	CHF	30,134	111	0
	11/2020	CAD	26,375		$19,717	0	(93)
	11/2020	CHF	30,134		32,635	0	(111)
	11/2020		$60	ZAR	1,014	0	0

FBF	12/2020		133	IDR	1,992,811	0	0

GLM	10/2020	BRL	47,649	EUR	7,199	0	(44)
	10/2020	EUR	7,193	BRL	47,649	51	0
	10/2020	GBP	899		$1,167	7	0
	11/2020	EUR	7,189	BRL	47,649	43	0
	12/2020	TWD	927,850		$32,150	0	(232)

HUS	10/2020	AUD	148		109	3	0
	10/2020	CAD	27,746		21,075	237	0
	10/2020	CHF	30,134		33,246	528	0
	10/2020	JPY	1,756,107		16,522	0	(129)
	10/2020		$11,136	EUR	9,346	0	(178)
	10/2020		81,765	GBP	63,557	246	0
	11/2020	GBP	63,557		$81,778	0	(247)
	01/2021	BRL	1,770		273	0	(42)

JPM	11/2020		$72	ZAR	1,225	1	0

MYI	10/2020	BRL	68,373		$12,193	18	0
	10/2020	CAD	14,841		11,251	105	0
	10/2020	JPY	2,174,159		20,503	0	(112)
	10/2020		$12,121	BRL	68,373	53	0
	10/2020		18,631	JPY	1,963,714	0	(11)
	11/2020	JPY	1,963,714		$18,638	12	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	10/2020	CAD	24,074		$18,236	$156	$0

SCX	10/2020		$1,362	GBP	1,069	18	0
	11/2020		12,463	EUR	10,621	0	(2)

SSB	10/2020		12,246	BRL	68,373	0	(71)
	10/2020		16,367	CAD	21,927	101	0
	10/2020		39,230	JPY	4,131,670	0	(54)
	11/2020	BRL	68,373		$12,236	71	0
	11/2020	CAD	21,927		16,368	0	(101)
	11/2020	JPY	4,131,670		39,244	54	0

TOR	10/2020	CAD	13,825		10,570	187	0
	10/2020	JPY	1,990,656		18,778	0	(97)
	10/2020		$10,998	JPY	1,160,760	8	0
	11/2020	JPY	1,160,760		$11,002	0	(8)

UAG	10/2020		3,038,386		28,592	0	(217)

Total Forward Foreign Currency Contracts						$4,432	$(2,163)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	686,300	$1,690	$2,725

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	335,900	1,234	7,576
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	736,800	2,898	16,269
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	184,200	1,473	15,113
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	190,700	1,119	13,262
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	12,200	4	1,248

Total Purchased Options							$8,418	$56,193

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	4,000	$(4)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	11,700	(14)	(27)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	7,900	(14)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	3,300	(6)	(9)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	6,100	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,500	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	3,000	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	3,100	(5)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,500	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,600	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,600	(4)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,600	(3)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,200	(2)	(2)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	12,600	(22)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,800	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	3,600	(4)	(12)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,000	(6)	(13)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	2,000	(3)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	5,300	(15)	(32)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,500	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,600	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,500	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,500	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,500	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,600	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	3,000	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,000	(3)	(3)

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450%	12/16/2020	1,300	$(1)	$0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,000	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,300	(2)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,000	(3)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,500	(3)	(3)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,700	(5)	(15)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	4,000	(9)	(8)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	4,300	(4)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	2,000	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	4,000	(6)	(17)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	2,100	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,500	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	2,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	2,000	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	3,500	(9)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	8,000	(7)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	8,000	(11)	(22)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	3,000	(6)	(5)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	4,400	(5)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	2,300	(4)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	4,400	(4)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	3,900	(4)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	3,900	(4)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	4,000	(6)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,700	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,700	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,400	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,600	(4)	(7)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	700	(5)	(5)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	4,400	(3)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,700	(2)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	6,400	(7)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,600	(1)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	8,800	(17)	(37)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	3,800	(6)	(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	3,600	(6)	(7)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,500	(3)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,700	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,700	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	2,800	(5)	(6)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,800	(3)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	3,500	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	3,500	(7)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,900	(7)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,700	(4)	(8)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	4,100	(3)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	4,000	(7)	(7)

						$(364)	$(411)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	44,400	$(527)	$(1,085)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	91,400	(1,164)	(1,991)

MYC	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/11/2021	68,000	(5,610)	(13,820)
	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.190	03/12/2021	70,500	(4,450)	(12,222)
	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550	07/19/2021	75,000	(2,080)	(6,659)
	Call - OTC 15-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590	08/02/2021	165,000	(4,905)	(15,459)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	24,400	0	(976)

							$(18,736)	$(52,212)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	1,600	$(12)	$(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	2,500	(20)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	2,400	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	2,200	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,400	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,700	(5)	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	400	(1)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	2,200	(12)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,600	(7)	(16)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,500	(6)	(6)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,500	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	900	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,100	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,400	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	2,000	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	600	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,300	(5)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,300	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	500	(1)	(1)

					$(127)	$(72)

Total Written Options					$(19,227)	$(52,695)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$337	$(71)	$39	$0	$(32)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	5,515	0.492% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/07/2020	$38,157	$0	$(43)	$0	$(43)
	Receive	S&P 500 Total Return Index	6,837	0.417% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/14/2020	40,038	0	6,181	6,181	0
	Receive	S&P 500 Total Return Index	31,203	0.279% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/07/2021	183,102	0	32,214	32,214	0

CBK	Receive	S&P 500 Total Return Index	2,757	0.253% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/15/2021	18,238	0	828	828	0
	Receive	S&P 500 Total Return Index	6,272	0.387% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/15/2021	43,667	0	(279)	0	(279)

FAR	Receive	S&P 500 Total Return Index	1,549	(0.127)% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	10,247	0	473	473	0
	Receive	S&P 500 Total Return Index	4,676	0.417% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/17/2021	32,556	0	(208)	0	(208)
	Receive	S&P 500 Total Return Index	50,419	0.486% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	345,901	0	614	614	0
	Receive	S&P 500 Total Return Index	7,760	0.273% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/21/2021	51,333	0	2,328	2,328	0

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	S&P 500 Total Return Index	25,210	0.395% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	$167,844	$0	$6,569	$6,569	$0

GST	Receive	S&P 500 Total Return Index	8,696	0.332% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/24/2021	60,166	0	(46)	0	(46)
	Receive	S&P 500 Total Return Index	25,209	0.395% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/27/2021	167,837	0	6,569	6,569	0

HUS	Receive	S&P 500 Total Return Index	2,757	0.223% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/13/2021	18,238	0	829	829	0
	Receive	S&P 500 Total Return Index	10,884	0.383% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/19/2021	75,570	0	(300)	0	(300)
	Receive	S&P 500 Total Return Index	5,040	0.306% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021	35,251	0	(385)	0	(385)
	Receive	S&P 500 Total Return Index	6,273	0.326% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/23/2021	43,875	0	(479)	0	(479)

	Receive	S&P 500 Total Return Index	17,586	0.377% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/11/2021	122,002	0	(390)	0	(390)

								$0	$54,475	$56,605	$(2,130)

Total Swap Agreements								$(71)	$54,514	$56,605	$(2,162)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$216	$0	$0	$216	$(43)	$(68)	$(32)	$(143)	$73	$0	$73
BPS	58	0	38,395	38,453	(371)	(100)	(43)	(514)	37,939	(38,510)	(571)
BRC	0	2,725	0	2,725	0	(3,099)	0	(3,099)	(374)	402	28
CBK	2,259	0	828	3,087	(204)	0	(279)	(483)	2,604	(2,701)	(97)
DUB	0	0	0	0	0	(53)	0	(53)	(53)	(20)	(73)
FAR	0	0	9,984	9,984	0	(26)	(208)	(234)	9,750	(4,666)	5,084
FBF	0	0	0	0	0	(40)	0	(40)	(40)	0	(40)
GLM	101	0	0	101	(276)	0	0	(276)	(175)	0	(175)
GST	0	0	6,569	6,569	0	(98)	(46)	(144)	6,425	(9,439)	(3,014)
HUS	1,014	0	829	1,843	(596)	0	(1,554)	(2,150)	(307)	2,712	2,405
JPM	1	0	0	1	0	(56)	0	(56)	(55)	128	73
MYC	0	53,468	0	53,468	0	(49,155)	0	(49,155)	4,313	(6,309)	(1,996)
MYI	188	0	0	188	(123)	0	0	(123)	65	0	65
RYL	156	0	0	156	0	0	0	0	156	(490)	(334)
SCX	18	0	0	18	(2)	0	0	(2)	16	0	16
SSB	226	0	0	226	(226)	0	0	(226)	0	0	0
TOR	195	0	0	195	(105)	0	0	(105)	90	0	90
UAG	0	0	0	0	(217)	0	0	(217)	(217)	365	148

Total Over the Counter	$4,432	$56,193	$56,605	$117,230	$(2,163)	$(52,695)	$(2,162)	$(57,020)

(l)

Securities with an aggregate market value of $3,606 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$3,919	$0	$1,666	$5,585
Swap Agreements	0	6	0	0	1,151	1,157

	$0	$6	$3,919	$0	$2,817	$6,742

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,432	$0	$4,432
Purchased Options	0	0	0	0	56,193	56,193
Swap Agreements	0	0	56,605	0	0	56,605

	$0	$0	$56,605	$4,432	$56,193	$117,230

	$0	$6	$60,524	$4,432	$59,010	$123,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	36	0	0	1,963	1,999

	$0	$36	$0	$0	$2,010	$2,046

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,163	$0	$2,163
Written Options	0	411	0	0	52,284	52,695
Swap Agreements	0	32	2,130	0	0	2,162

	$0	$443	$2,130	$2,163	$52,284	$57,020

	$0	$479	$2,130	$2,163	$54,294	$59,066

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(21)	$(21)
Futures	0	0	101,523	0	(20,605)	80,918
Swap Agreements	0	484	0	0	(44,525)	(44,041)

	$0	$484	$101,523	$0	$(65,151)	$36,856

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,662)	$0	$(18,662)
Written Options	0	102	0	0	230	332
Swap Agreements	0	72	134,374	0	(22)	134,424

	$0	$174	$134,374	$(18,662)	$208	$116,094

	$0	$658	$235,897	$(18,662)	$(64,943)	$152,950

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$19	$19
Futures	0	0	3,717	0	13,544	17,261
Swap Agreements	0	(364)	0	0	41,602	41,238

	$0	$(364)	$3,717	$0	$55,165	$58,518

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,915	$0	$10,915
Purchased Options	0	0	0	0	7,968	7,968
Written Options	0	(36)	0	0	8,483	8,447
Swap Agreements	0	(165)	292,735	0	0	292,570

	$0	$(201)	$292,735	$10,915	$16,451	$319,900

	$0	$(565)	$296,452	$10,915	$71,616	$378,418

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,198	$1,198
Corporate Bonds & Notes
Banking & Finance	0	176,500	0	176,500
Industrials	0	59,820	0	59,820
Utilities	0	15,889	0	15,889
Municipal Bonds & Notes
California	0	319	0	319
Illinois	0	816	0	816
Nevada	0	165	0	165
New York	0	1,289	0	1,289
West Virginia	0	477	0	477
U.S. Government Agencies	0	499,612	0	499,612
U.S. Treasury Obligations	0	605,914	0	605,914
Non-Agency Mortgage-Backed Securities	0	143,563	0	143,563
Asset-Backed Securities	0	239,544	0	239,544
Sovereign Issues	0	114,221	0	114,221
Preferred Securities
Banking & Finance	0	4,521	0	4,521
Utilities	0	0	18,937	18,937
Short-Term Instruments
Repurchase Agreements	0	528	0	528

	$0	$1,863,178	$20,135	$1,883,313

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$693,606	$0	$0	$693,606

Total Investments	$693,606	$1,863,178	$20,135	$2,576,919

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(18,066)	$0	$(18,066)
U.S. Government Agencies	0	(6,576)	0	(6,576)

	$0	$(24,642)	$0	$(24,642)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,585	1,157	0	6,742
Over the counter	0	117,230	0	117,230

	$5,585	$118,387	$0	$123,972

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47)	(1,984)	0	(2,031)
Over the counter	(5)	(56,993)	(22)	(57,020)

	$(52)	$(58,977)	$(22)	$(59,051)

Total Financial Derivative Instruments	$5,533	$59,410	$(22)	$64,921

Totals	$699,139	$1,897,946	$20,113	$2,617,198

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.8%

CORPORATE BONDS & NOTES 18.7%

BANKING & FINANCE 11.8%

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		$300	$301

Banco del Estado de Chile
4.125% due 10/07/2020		418	419

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~		44	44

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		1,000	1,003
3.200% due 08/10/2021		800	819
4.610% due 02/15/2023 •		1,100	1,152
7.125% due 06/15/2025 •(g)(h)	GBP	500	674
8.000% due 06/15/2024 •(g)(h)		$300	320

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		858	863

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	400	485

Credit Suisse Group AG
7.250% due 09/12/2025 •(g)(h)		$264	286

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		484	537

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		1,188	1,169
3.547% due 09/18/2031 •		150	151
4.250% due 10/14/2021		1,254	1,290

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,596

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	286	349

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$600	595

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		200	199
2.848% due 06/04/2031 •		200	207
4.300% due 03/08/2026		220	248
4.950% due 03/31/2030		800	965

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		300	312

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		638	644
1.514% due 06/01/2024 •		1,700	1,737
2.182% due 06/01/2028 •		2,800	2,926
3.797% due 07/23/2024 •		242	262

Lloyds Banking Group PLC
4.550% due 08/16/2028		2,800	3,303
7.500% due 09/27/2025 •(g)(h)		500	533

Nationwide Building Society
4.363% due 08/01/2024 •		374	406

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,809
4.519% due 06/25/2024 •		1,100	1,186
4.892% due 05/18/2029 •		396	461

Navient Corp.
5.875% due 03/25/2021		200	202

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	301
2.600% due 09/28/2022		300	303
2.650% due 07/13/2022		800	809

Raymond James Financial, Inc.
4.650% due 04/01/2030		1,200	1,461

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		440	485

Santander UK PLC
2.875% due 06/18/2024		700	748

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		$600	$602

UBS AG
4.750% due 02/12/2026 •(h)	EUR	500	594
5.125% due 05/15/2024 (h)		$462	510
7.625% due 08/17/2022 (h)		363	404

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		200	201

Wells Fargo & Co.
2.393% due 06/02/2028 •		5,800	6,058

Weyerhaeuser Co.
4.000% due 04/15/2030		900	1,060

			40,989

INDUSTRIALS 3.4%

AEP Transmission Co. LLC
3.650% due 04/01/2050		1,200	1,422

Baidu, Inc.
3.425% due 04/07/2030		1,000	1,104

BAT Capital Corp.
3.222% due 08/15/2024		100	107

BAT International Finance PLC
3.950% due 06/15/2025		30	33

Charter Communications Operating LLC
4.908% due 07/23/2025		132	153

Comcast Corp.
3.950% due 10/15/2025		93	107

CSN Resources S.A.
7.625% due 02/13/2023		250	259

CSX Corp.
3.800% due 04/15/2050		400	481

CVS Health Corp.
3.625% due 04/01/2027		1,400	1,575

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		300	302

Equinor ASA
3.125% due 04/06/2030		1,400	1,575

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	217

Kraft Heinz Foods Co.
5.000% due 07/15/2035		22	25
5.200% due 07/15/2045		22	24

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		200	201
4.810% due 09/17/2030		200	201

NVIDIA Corp.
3.700% due 04/01/2060		1,100	1,314

Oracle Corp.
2.800% due 04/01/2027		2,400	2,638

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,920	12

			11,750

UTILITIES 3.5%

AT&T, Inc.
1.650% due 02/01/2028		$500	502
2.250% due 02/01/2032		500	501

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		700	876

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		1,700	2,068

DTE Electric Co.
2.625% due 03/01/2031		1,100	1,209

Exelon Corp.
4.050% due 04/15/2030		2,100	2,462

Idaho Power Co.
4.200% due 03/01/2048		1,000	1,270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030		$446	$469

Sprint Corp.
7.875% due 09/15/2023		600	689

Vodafone Group PLC
2.500% due 05/24/2039	EUR	500	674

Xcel Energy, Inc.
3.400% due 06/01/2030		$1,100	1,266

			11,986

Total Corporate Bonds & Notes (Cost $59,573)			64,725

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		20	36

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		350	551

			587

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		20	28

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		21	23

			51

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		20	30

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043		20	30

Total Municipal Bonds & Notes (Cost $454)			698

U.S. GOVERNMENT AGENCIES 28.0%

Fannie Mae
0.375% due 08/25/2025		7,000	6,980
0.498% due 07/25/2037 •		1	1
0.528% due 07/25/2037 •		2	2
0.548% due 09/25/2035 •		5	5
0.558% due 09/25/2035 •		9	9
0.868% due 06/25/2037 •		15	15
2.310% due 08/01/2022		22	22
4.000% due 04/25/2042		493	588

Freddie Mac
0.722% due 06/15/2041 •		73	74
0.852% due 08/15/2037 •		13	13
0.862% due 10/15/2037 •		2	2
0.872% due 05/15/2037 - 09/15/2037 •		15	16
4.000% due 07/15/2042		427	518
5.000% due 03/01/2038		195	225
5.500% due 07/01/2028 - 07/01/2038		41	46

Ginnie Mae
0.580% due 11/20/2062 •		460	457
3.500% due 01/15/2042 - 06/15/2045		474	501
5.000% due 08/15/2038 - 05/15/2039		57	66
6.000% due 08/15/2037		19	22

Ginnie Mae, TBA
5.000% due 10/01/2050		4,900	5,335

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.430% due 05/01/2029	$13	$14
5.290% due 12/01/2027	2	2
6.220% due 12/01/2028	3	3

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 10/01/2048	7,929	8,386
4.000% due 07/01/2025 - 09/01/2025	31	33
4.500% due 06/01/2023 - 10/01/2041	317	351
5.500% due 02/01/2022 - 09/01/2041	698	806
6.000% due 07/01/2036 - 05/01/2041	192	225
6.500% due 10/01/2035	8	9

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	7,905	8,138
2.500% due 11/01/2050 - 12/01/2050	23,600	24,696
3.000% due 11/01/2050	32,000	33,531
4.500% due 10/01/2050	5,300	5,734

Total U.S. Government Agencies (Cost $96,098)		96,825

U.S. TREASURY OBLIGATIONS 37.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	154	210
3.000% due 02/15/2049	6,800	9,297
4.375% due 05/15/2040	1,606	2,522
4.625% due 02/15/2040	1,807	2,910

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022	9,234	9,381
0.125% due 04/15/2022	1,172	1,192
0.125% due 01/15/2023	667	687
0.125% due 07/15/2030	133	148
0.375% due 07/15/2023	2,914	3,057
0.625% due 07/15/2021	1,839	1,867
0.625% due 02/15/2043	113	139
0.750% due 07/15/2028	25	29
1.000% due 02/15/2048	6,339	8,736
1.000% due 02/15/2049	712	993
1.375% due 02/15/2044	445	632
1.750% due 01/15/2028	37	45
3.625% due 04/15/2028	70	97

U.S. Treasury Notes
1.375% due 09/30/2023 (m)	11,340	11,753
1.625% due 02/15/2026	100	107
1.750% due 12/31/2024	2,100	2,235
1.875% due 07/31/2022 (k)	8,352	8,618
2.000% due 07/31/2022	2,970	3,071
2.000% due 04/30/2024	300	319
2.000% due 11/15/2026	7,329	8,046
2.125% due 05/15/2025	1,711	1,858
2.250% due 08/15/2027 (k)	6,800	7,628
2.375% due 08/15/2024	3,862	4,186
2.375% due 05/15/2029	7,000	8,055
2.625% due 12/31/2025	200	224
2.625% due 02/15/2029	23,656	27,630
2.875% due 09/30/2023	1,360	1,470
2.875% due 11/30/2023	1,180	1,281
3.000% due 09/30/2025	600	681
3.000% due 10/31/2025	600	682

Total U.S. Treasury Obligations (Cost $115,320)		129,786

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

American Home Mortgage Assets Trust
0.338% due 10/25/2046 •	2,852	1,826

BCAP LLC Trust
3.834% due 03/27/2037 ~	214	179

Bear Stearns ALT-A Trust
0.318% due 04/25/2037 •	305	273
0.468% due 02/25/2034 •	10	9
0.468% due 06/25/2046 ^•	399	349
3.353% due 11/25/2035 ^~	1,885	1,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ChaseFlex Trust
0.448% due 07/25/2037 •	$1,385	$1,224

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 07/25/2036 •	172	163

CIM Trust
3.015% due 06/25/2057 ~	1,819	1,854

Citigroup Mortgage Loan Trust
4.023% due 06/25/2036 ^~	30	29

Countrywide Alternative Loan Trust
0.308% due 02/25/2047 •	12	11
0.328% due 05/25/2047 •	77	71
0.388% due 08/25/2047 •	1,512	1,363
0.498% due 05/25/2037 ^•	711	238
2.019% due 02/25/2036 •	8	7
2.145% due 03/25/2047 ^•	2,394	2,220
6.000% due 12/25/2034	903	907

Countrywide Home Loan Mortgage Pass-Through Trust
3.597% due 02/20/2035 ~	2	2
3.735% due 11/25/2034 ~	3	3

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.298% due 03/25/2037 ^•	434	416

First Horizon Mortgage Pass-Through Trust
3.441% due 11/25/2037 ^~	191	180

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~	1	1
3.877% due 09/25/2035 ~	16	16
6.000% due 03/25/2037 ^	2	2
6.250% due 10/25/2036 ^	138	138

IndyMac Mortgage Loan Trust
0.348% due 11/25/2046 •	888	807
0.418% due 10/25/2036 •	200	116

JPMorgan Mortgage Trust
2.970% due 08/25/2034 ~	11	11
3.462% due 07/25/2035 ~	269	265

Merrill Lynch Mortgage Investors Trust
3.253% due 09/25/2035 ^~	27	24

Morgan Stanley Mortgage Loan Trust
0.428% due 01/25/2036 •	390	272

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	2	2

Residential Accredit Loans, Inc. Trust
0.318% due 01/25/2037 •	393	348
0.333% due 08/25/2036 •	115	104
2.379% due 09/25/2045 •	10	10
6.000% due 03/25/2037 ^	1,190	1,151

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 02/25/2037 •	221	210

Structured Asset Mortgage Investments Trust
0.408% due 03/25/2037 •	5	2

Wachovia Mortgage Loan Trust LLC
3.793% due 10/20/2035 ~	81	62

WaMu Mortgage Pass-Through Certificates Trust
1.939% due 09/25/2046 ^•	1,152	1,091
2.019% due 02/25/2046 •	23	23
2.219% due 11/25/2042 •	12	11
3.046% due 01/25/2037 ^~	76	70
3.140% due 08/25/2046 ^~	505	479

Total Non-Agency Mortgage-Backed Securities (Cost $16,645)		18,304

ASSET-BACKED SECURITIES 13.5%

ACE Securities Corp. Home Equity Loan Trust
0.288% due 07/25/2036 •	430	354
3.148% due 08/25/2040 ^•	691	618

Argent Securities Trust
0.298% due 07/25/2036 •	711	628
0.308% due 05/25/2036 •	3,250	1,281

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.228% due 01/25/2034 •	491	488

Asset-Backed Securities Corp. Home Equity Loan Trust
1.108% due 07/25/2035 •	73	73

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •	192	238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		$481	$484

Citigroup Mortgage Loan Trust
0.308% due 09/25/2036 •		1,265	1,103

Citigroup Mortgage Loan Trust, Inc.
0.728% due 07/25/2035 •		116	116

Countrywide Asset-Backed Certificates
0.308% due 12/25/2035 ^•		460	456
0.348% due 09/25/2047 ^•		510	439
0.388% due 03/25/2036 •		109	102
0.438% due 01/25/2037 •		4,180	3,512
0.588% due 04/25/2036 •		948	947
0.858% due 07/25/2035 •		616	602
1.183% due 12/25/2035 •		770	734
4.538% due 10/25/2046 ^~		423	421

Countrywide Asset-Backed Certificates Trust
0.628% due 05/25/2036 •		1,540	1,505

Ellington Loan Acquisition Trust
1.198% due 05/25/2037 •		573	571

First Franklin Mortgage Loan Trust
0.883% due 09/25/2035 •		16	16

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		357	361

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	1,300	1,525

GSAMP Trust
0.218% due 12/25/2036 •		$5	3
0.378% due 01/25/2037 •		902	776

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		49	49

HSI Asset Securitization Corp. Trust
0.288% due 01/25/2037 •		442	378

MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •		6	2

Merrill Lynch Mortgage Investors Trust
0.298% due 08/25/2037 •		1,370	927
0.408% due 02/25/2037 •		2,258	991

Monarch Grove CLO
1.125% due 01/25/2028 •		1,075	1,065

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 01/25/2037 •		2,512	1,534
0.363% due 03/25/2037 •		1,790	963

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •		59	59

Mountain View CLO Ltd.
1.361% due 10/16/2029 •		800	798

Nassau Ltd.
1.425% due 10/15/2029 •		600	598

NovaStar Mortgage Funding Trust
0.398% due 09/25/2036 •		1,345	827

Option One Mortgage Loan Trust
0.368% due 04/25/2037 •		968	767
0.368% due 05/25/2037 •		568	421
0.508% due 01/25/2036 •		814	726
0.928% due 02/25/2035 •		1,475	1,452

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		213	120

Residential Asset Securities Corp. Trust
0.628% due 01/25/2036 •		2,200	2,071

Securitized Asset-Backed Receivables LLC Trust
0.388% due 07/25/2036 •		374	225

SG Mortgage Securities Trust
0.328% due 02/25/2036 •		1,914	1,379

Soundview Home Loan Trust
0.228% due 06/25/2037 •		3	2
0.258% due 02/25/2037 •		1,648	617
0.298% due 03/25/2037 •		192	185
0.358% due 06/25/2037 •		668	552

Structured Asset Securities Corp. Mortgage Loan Trust
0.358% due 02/25/2037 •		647	609
0.378% due 05/25/2047 •		1,025	998

Symphony CLO Ltd.
1.155% due 04/15/2028 •		459	456

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$5,583	$5,922

Venture CLO Ltd.
1.286% due 08/28/2029 •		1,300	1,292

WaMu Asset-Backed Certificates WaMu Trust
0.508% due 04/25/2037 •		4,957	2,673

Wells Fargo Home Equity Asset-Backed Securities Trust
0.648% due 12/25/2035 •		701	681

Total Asset-Backed Securities (Cost $43,465)			46,692

SOVEREIGN ISSUES 4.4%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	996	7

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$256	107
0.125% due 07/09/2035 þ		469	176
0.125% due 07/09/2041 þ		1,629	650
1.000% due 07/09/2029		54	25

Brazil Government International Bond
4.750% due 01/14/2050		582	567

Israel Government International Bond
4.125% due 01/17/2048		200	254

Japan Government International Bond
0.100% due 03/10/2028	JPY	1,352,383	12,810

Saudi Government International Bond
4.000% due 04/17/2025		$374	416
5.000% due 04/17/2049		200	259

Total Sovereign Issues (Cost $15,094)			15,271

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(a)		2,000	$0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		100,000	117

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(g)		225,000	216

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (e)(g)		107,800	151

Total Preferred Securities (Cost $460)			484

SHORT-TERM INSTRUMENTS 8.0%

REPURCHASE AGREEMENTS (i) 0.1%
			477

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
34.251% due 01/29/2021 (c)(d)	ARS	3,586	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 7.9%
0.140% due 10/15/2020 - 03/11/2021 (b)(c)(k)(m)	$27,352	$27,344

Total Short-Term Instruments (Cost $27,844)		27,843

Total Investments in Securities (Cost $374,953)		400,628

	SHARES
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short-Term Floating NAV Portfolio III	2,463,463	24,292

Total Short-Term Instruments (Cost $24,239)		24,292

Total Investments in Affiliates (Cost $24,239)		24,292

Total Investments 122.8% (Cost $399,192)		$424,920

Financial Derivative Instruments (j)(l) 4.0% (Cost or Premiums, net $(5,145))		13,903

Other Assets and Liabilities, net (26.8)%		(92,765)

Net Assets 100.0%		$346,058

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$477	U.S. Treasury Notes 1.750% due 07/31/2021	$(487)	$477	$477

Total Repurchase Agreements						$(487)	$477	$477

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (1.2)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2050		$3,900	$(4,277)	$(4,274)

Sovereign Issues (1.2)%
Canada Government International Bond	2.750	12/01/2048	CAD	3,900	(4,178)	(4,145)

Total Short Sales (2.4)%					$(8,455)	$(8,419)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales (1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$477	$0	$0	$0	$477	$(487)	$(10)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(4,145)	(4,145)	0	(4,145)

Total Borrowings and Other Financing Transactions	$477	$0	$0	$(4,145)

(1)	Payable for short sales includes $39 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	9	$1,842	$10	$3	$(4)
U.S. Treasury 5-Year Note December Futures	12/2020	23	2,899	3	0	(2)

				$13	$3	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures (1)	10/2020	29	$(31)	$(3)	$9	$(5)
Mini MSCI EAFE Index December Futures	12/2020	39	(3,614)	87	20	0
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures (1)	10/2020	29	(3)	37	1	0
U.S. Treasury 2-Year Note December Futures	12/2020	170	(37,563)	(16)	1	0
U.S. Treasury 10-Year Note December Futures	12/2020	470	(65,580)	(173)	118	0
U.S. Treasury 30-Year Bond December Futures	12/2020	228	(40,192)	(271)	214	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	111	(24,621)	384	222	0
United Kingdom Long Gilt December Futures	12/2020	3	(527)	(2)	2	(1)

				$43	$587	$(6)

Total Futures Contracts				$56	$590	$(12)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-34 5-Year Index	(1.000)%	Quarterly	06/20/2025	$88,800	$(1,153)	$522	$(631)	$0	$(56)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	1.000%	Quarterly	06/20/2025	EUR	4,600	$89	$7	$96	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	30,200	$(110)	$1,134	$1,024	$0	$(8)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,150	270	712	982	0	(10)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024	$	26,600	9	(1,461)	(1,452)	14	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		24,700	4	(3,229)	(3,225)	16	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		149,300	(6,347)	(593)	(6,940)	114	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		1,700	(4)	(178)	(182)	2	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		51,900	1,118	1,695	2,813	0	(89)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		27,700	(1,992)	(2,136)	(4,128)	58	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		56,500	2,864	266	3,130	0	(152)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,300	317	10	327	0	(45)
Receive (6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	2,400	0	(103)	(103)	5	0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		22,200	(221)	(868)	(1,089)	49	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		2,900	0	141	141	0	(3)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		23,800	264	1,024	1,288	0	(30)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	1,310,000	(381)	(22)	(403)	0	(5)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	2,200	0	(13)	(13)	0	(1)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	2,000	0	25	25	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		5,500	92	252	344	0	(11)
Pay	UKRPI	3.480	Maturity	01/15/2030		8,600	73	75	148	0	(25)
Pay	UKRPI	3.415	Maturity	02/15/2030		1,600	0	1	1	0	(5)
Pay	UKRPI	3.475	Maturity	08/15/2030		2,000	(2)	(26)	(28)	0	(7)

							$(4,046)	$(3,294)	$(7,340)	$258	$(391)

Total Swap Agreements							$(5,110)	$(2,765)	$(7,875)	$261	$(447)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$590	$261	$851	$0	$(12)	$(483)	$(495)

(k)

Securities with an aggregate market value of $6,212 and cash of $2,137 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(36) for closed swap agreements is outstanding at period end.

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$1,388	CAD	1,858	$7	$0
	11/2020	CAD	1,858		$1,388	0	(7)
	11/2020		$306	EUR	258	0	(3)
	12/2020		5,323	SGD	7,304	28	0

BPS	10/2020	JPY	287,318		$2,710	0	(14)
	10/2020		$4,784	JPY	505,080	5	0
	11/2020	AUD	295		$212	0	0
	11/2020	JPY	505,080		4,786	0	(5)

CBK	10/2020	CAD	580		441	6	0
	10/2020	MXN	34		2	0	0
	10/2020		$4,196	CAD	5,550	0	(28)
	10/2020		5,390	CHF	4,981	18	0
	11/2020	CHF	4,981		$5,394	0	(18)
	11/2020	EUR	68		82	2	0
	11/2020		$3,104	EUR	2,625	0	(24)
	11/2020		20	ZAR	332	0	0
	03/2021		2	MXN	34	0	0

GLM	10/2020	BRL	6,073	EUR	918	0	(6)
	10/2020	EUR	917	BRL	6,073	7	0
	10/2020	GBP	175		$227	1	0
	11/2020	EUR	916	BRL	6,073	5	0
	12/2020	TWD	151,518		$5,250	0	(38)

HUS	10/2020	CAD	4,529		3,440	39	0
	10/2020	CHF	4,981		5,495	87	0
	10/2020	JPY	224,531		2,112	0	(17)
	12/2020	CNY	8,973		1,281	0	(36)
	01/2021	BRL	1,400		216	0	(33)

JPM	10/2020		$2	MXN	34	0	0
	11/2020		24	ZAR	401	0	0

MYI	10/2020	BRL	9,064		$1,616	2	0
	10/2020	CAD	2,423		1,837	17	0
	10/2020	JPY	277,982		2,621	0	(14)
	10/2020		$1,607	BRL	9,064	7	0
	10/2020		2,382	JPY	251,075	0	(2)
	11/2020	JPY	251,075		$2,383	2	0

SCX	10/2020		$367	GBP	288	5	0
	11/2020	EUR	599		$713	10	0

SSB	10/2020	CAD	5,522		4,203	56	0
	10/2020	GBP	1,203		1,598	46	0
	10/2020		$1,623	BRL	9,064	0	(9)
	10/2020		2,678	CAD	3,588	17	0
	10/2020		5,016	JPY	528,265	0	(7)
	11/2020	BRL	9,064		$1,622	9	0
	11/2020	CAD	3,588		2,678	0	(17)
	11/2020	JPY	528,264		5,018	7	0
	12/2020		$1,245	CNH	8,772	43	0

TOR	10/2020	CAD	2,257		$1,725	31	0
	10/2020	JPY	254,520		2,401	0	(12)
	10/2020		$1,406	JPY	148,412	1	0
	11/2020	JPY	148,412		$1,407	0	(1)

UAG	10/2020		388,480		3,656	0	(28)

Total Forward Foreign Currency Contracts						$458	$(319)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.335%	07/19/2021	31,100	$ 280	$978

BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350	11/01/2021	129,000	313	512

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	54,100	$199	$1,220
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	118,800	467	2,623
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	30,500	244	2,503
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	31,200	183	2,170
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	2,000	1	205

Total Purchased Options							$1,687	$10,211

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	600	$ (1)	$ 0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,000	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,200	(2)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	600	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	400	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	200	0	0

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,000	(4)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	95.000	11/18/2020	600	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	500	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	900	(3)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	200	0	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	300	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	300	(1)	(1)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	600	(1)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	600	(1)	(1)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	700	(1)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	200	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	400	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	800	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,200	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	500	(1)	(1)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	700	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	400	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	700	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	600	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	600	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	400	(1)	(1)

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000%	11/18/2020	100	$ (1)	$ (1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	600	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	900	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,400	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	600	(1)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	400	(1)	(1)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	300	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(2)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	300	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	600	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	600	(1)	(1)

						$ (59)	$ (65)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	8,300	$(101)	$(203)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	17,200	(218)	(375)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	10,800	(236)	(739)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	16,100	(244)	(2,447)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	16,500	(183)	(2,139)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	17,300	(194)	(1,184)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	38,000	(467)	(2,732)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	4,000	0	(160)

							$ (1,643)	$(9,979)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	300	$(2)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	400	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	300	(1)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	300	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	300	(1)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	200	(1)	(1)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	100	0	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	200	0	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	100	0	0

					$(20)	$(12)

Total Written Options					$(1,722)	$(10,056)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	NDDUEAFE Index	10,092	0.067% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	$59,796	$0	$(972)	$0	$(972)
	Receive	NDDUEAFE Index	3,912	(0.064)% (3-Month USD-LIBOR less a specified spread)	Quarterly	03/11/2021	24,014	0	(698)	0	(698)

MEI	Receive	NDDUEAFE Index	1,417	0.118% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/12/2021	8,641	0	(196)	0	(196)
	Receive	NDDUEAFE Index	16,781	0.146% (3-Month USD-LIBOR less a specified spread)	Maturity	06/23/2021	91,034	0	8,910	8,910	0

MYI	Receive	NDDUEAFE Index	3,171	0.155% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/11/2021	19,397	0	(501)	0	(501)

UAG	Receive	NDDUEAFE Index	13,655	0.146% (3-Month USD-LIBOR less a specified spread)	Maturity	06/23/2021	72,838	0	8,489	8,489	0
	Receive	NDDUEAFE Index	9,979	(0.074)% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/15/2021	61,257	0	(1,779)	0	(1,779)

Total Swap Agreements								$0	$13,253	$17,399	$(4,146)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$35	$978	$0	$1,013	$(10)	$(11)	$0	$(21)	$992	$(1,160)	$(168)
BPS	5	0	0	5	(19)	(17)	0	(36)	(31)	0	(31)
BRC	0	512	0	512	0	(582)	0	(582)	(70)	266	196
CBK	26	0	0	26	(70)	0	(1,670)	(1,740)	(1,714)	1,172	(542)
DUB	0	0	0	0	0	(7)	0	(7)	(7)	(10)	(17)
FAR	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
FBF	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
GLM	13	0	0	13	(44)	(739)	0	(783)	(770)	668	(102)
GST	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
HUS	126	0	0	126	(86)	0	0	(86)	40	0	40
JPM	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
MEI	0	0	8,910	8,910	0	0	(196)	(196)	8,714	(9,410)	(696)
MYC	0	8,721	0	8,721	0	(8,665)	0	(8,665)	56	(726)	(670)
MYI	28	0	0	28	(16)	0	(501)	(517)	(489)	595	106
SCX	15	0	0	15	0	0	0	0	15	0	15
SSB	178	0	0	178	(33)	0	0	(33)	145	0	145
TOR	32	0	0	32	(13)	0	0	(13)	19	0	19
UAG	0	0	8,489	8,489	(28)	0	(1,779)	(1,807)	6,682	(7,650)	(968)

Total Over the Counter	$458	$10,211	$17,399	$28,068	$(319)	$(10,056)	$(4,146)	$(14,521)

(m)

Securities with an aggregate market value of $2,752 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$20	$0	$570	$590
Swap Agreements	0	3	0	0	258	261

	$0	$3	$20	$0	$828	$851

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$458	$0	$458
Purchased Options	0	0	0	0	10,211	10,211
Swap Agreements	0	0	17,399	0	0	17,399

	$0	$0	$17,399	$458	$10,211	$28,068

	$0	$3	$17,419	$458	$11,039	$28,919

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	92	0	0	391	483

	$0	$92	$0	$0	$403	$495

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$319	$0	$319
Written Options	0	65	0	0	9,991	10,056
Swap Agreements	0	0	4,146	0	0	4,146

	$0	$65	$4,146	$319	$9,991	$14,521

	$0	$157	$4,146	$319	$10,394	$15,016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	2,675	0	(4,024)	(1,349)
Swap Agreements	0	1,054	0	0	(4,716)	(3,662)

	$0	$1,054	$2,675	$0	$(8,748)	$(5,019)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,638)	$0	$(3,638)
Written Options	0	21	0	0	69	90
Swap Agreements	0	5	5,784	0	0	5,789

	$0	$26	$5,784	$(3,638)	$69	$2,241

	$0	$1,080	$8,459	$(3,638)	$(8,679)	$(2,778)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(49)	$(49)
Futures	0	0	(668)	0	4,578	3,910
Swap Agreements	0	1,127	0	0	3,741	4,868

	$0	$1,127	$(668)	$0	$8,270	$8,729

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,429	$0	$2,429
Purchased Options	0	0	0	0	1,449	1,449
Written Options	0	(5)	0	0	470	465
Swap Agreements	0	(11)	92,863	0	0	92,852

	$0	$(16)	$92,863	$2,429	$1,919	$97,195

	$0	$1,111	$92,195	$2,429	$10,189	$105,924

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$40,989	$0	$40,989
Industrials	0	11,750	0	11,750
Utilities	0	11,986	0	11,986
Municipal Bonds & Notes
California	0	587	0	587
Illinois	0	51	0	51
Nebraska	0	30	0	30
Tennessee	0	30	0	30
U.S. Government Agencies	0	96,825	0	96,825
U.S. Treasury Obligations	0	129,786	0	129,786
Non-Agency Mortgage-Backed Securities	0	18,304	0	18,304
Asset-Backed Securities	0	46,692	0	46,692
Sovereign Issues	0	15,271	0	15,271
Preferred Securities
Banking & Finance	0	484	0	484
Short-Term Instruments
Repurchase Agreements	0	477	0	477
Argentina Treasury Bills	0	22	0	22
U.S. Treasury Bills	0	27,344	0	27,344

	$0	$400,628	$0	$400,628

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,292	$0	$0	$24,292

Total Investments	$24,292	$400,628	$0	$424,920

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(4,145)	$0	$(4,145)
U.S. Government Agencies	0	(4,274)	0	(4,274)

	$0	$(8,419)	$0	$(8,419)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	590	261	0	851
Over the counter	0	28,068	0	28,068

	$590	$28,329	$0	$28,919

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12)	(447)	0	(459)
Over the counter	(1)	(14,516)	(4)	(14,521)

	$(13)	$(14,963)	$(4)	$(14,980)

Total Financial Derivative Instruments	$577	$13,366	$(4)	$13,939

Totals	$24,869	$405,575	$(4)	$430,440

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,900	$1,897

Total Loan Participations and Assignments (Cost $1,898)			1,897

CORPORATE BONDS & NOTES 13.4%

BANKING & FINANCE 10.0%

Bank of America Corp.
3.004% due 12/20/2023 •		6,261	6,578

Barclays Bank PLC
7.625% due 11/21/2022 (h)		400	440
10.000% due 05/21/2021	GBP	1,400	1,906
10.179% due 06/12/2021		$18,540	19,508

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,521
3.650% due 03/16/2025		400	432
3.932% due 05/07/2025 •		900	970
4.375% due 01/12/2026		1,300	1,458
4.610% due 02/15/2023 •		4,400	4,607
4.972% due 05/16/2029 •		1,400	1,637
5.088% due 06/20/2030 •		400	451
7.125% due 06/15/2025 •(g)(h)	GBP	1,720	2,320
8.000% due 12/15/2020 •(g)(h)	EUR	1,000	1,186

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		$6,200	6,236
1.676% (US0003M + 1.430%) due 09/01/2023 ~		500	508

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,000	1,212

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	227

Credit Suisse Group AG
6.375% due 08/21/2026 •(g)(h)		2,500	2,674
7.125% due 07/29/2022 •(g)(h)		200	208
7.500% due 07/17/2023 •(g)(h)		2,800	2,962

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		9,300	9,149
3.961% due 11/26/2025 •		6,200	6,598
4.250% due 10/14/2021		8,250	8,485

Equitable Holdings, Inc.
4.350% due 04/20/2028		2,300	2,622

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	200	251

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		2,100	2,560

Ford Motor Credit Co. LLC
2.826% (US0003M + 2.550%) due 01/07/2021 ~		$1,600	1,594
3.087% due 01/09/2023		2,000	1,964
3.550% due 10/07/2022		1,800	1,785

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		9,500	9,512

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		1,400	1,396
2.848% due 06/04/2031 •		600	622
4.292% due 09/12/2026 •		1,300	1,449
4.300% due 03/08/2026		1,000	1,129

ING Groep NV
6.875% due 04/16/2022 •(g)(h)		400	418

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)	EUR	1,100	1,306

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		$5,400	5,447
3.797% due 07/23/2024 •		2,000	2,168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		$4,000	$4,016
2.858% due 03/17/2023 •		900	926
4.050% due 08/16/2023		200	217
4.582% due 12/10/2025		1,200	1,322
5.125% due 12/27/2024 •(g)(h)	GBP	1,900	2,369
7.500% due 09/27/2025 •(g)(h)		$4,200	4,475
7.625% due 06/27/2023 •(g)(h)	GBP	1,300	1,749

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		$4,400	4,421
4.445% due 05/08/2030 •		400	463
4.519% due 06/25/2024 •		3,000	3,236
4.800% due 04/05/2026		1,100	1,273
4.892% due 05/18/2029 •		2,600	3,027
5.076% due 01/27/2030 •		3,800	4,532
6.000% due 12/19/2023		1,400	1,577
8.000% due 08/10/2025 •(g)(h)		1,200	1,335
8.625% due 08/15/2021 •(g)(h)		2,000	2,054

Navient Corp.
7.250% due 01/25/2022		200	206

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		700	703
2.600% due 09/28/2022		700	707
2.650% due 07/13/2022		5,050	5,106

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,300	2,344
2.679% due 07/16/2030		1,900	1,961

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,900	4,298

Santander UK PLC
2.875% due 06/18/2024		7,500	8,012

SL Green Realty Corp.
4.500% due 12/01/2022		4,600	4,800

Societe Generale S.A.
7.375% due 09/13/2021 •(g)(h)		800	822

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		5,800	5,820

UBS AG
4.750% due 02/12/2026 •(h)	EUR	6,400	7,601
5.125% due 05/15/2024 (h)		$6,000	6,622
7.625% due 08/17/2022 (h)		4,700	5,236

UBS Group AG
4.125% due 09/24/2025		800	913
5.750% due 02/19/2022 •(g)(h)	EUR	200	245
7.125% due 08/10/2021 •(g)(h)		$600	617

UniCredit SpA
6.750% due 09/10/2021 •(g)(h)	EUR	400	471
9.250% due 06/03/2022 •(g)(h)		200	255

Weyerhaeuser Co.
4.000% due 04/15/2030		$4,000	4,709

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,700	7,167

			226,103

INDUSTRIALS 3.0%

AbbVie, Inc.
4.875% due 02/15/2021		$186	187

Amgen, Inc.
3.875% due 11/15/2021		83	85

BAT Capital Corp.
3.222% due 08/15/2024		300	321

BAT International Finance PLC
3.950% due 06/15/2025		1,000	1,113

Charter Communications Operating LLC
4.464% due 07/23/2022		1,800	1,907
4.908% due 07/23/2025		1,400	1,620

Comcast Corp.
3.950% due 10/15/2025		104	119

CSN Resources S.A.
7.625% due 02/13/2023		650	674

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Health Corp.
3.750% due 04/01/2030		$2,400	$2,749

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		3,250	3,268

Equinor ASA
3.625% due 04/06/2040		3,200	3,672

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	3,000	3,536

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$3,200	3,385

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	318
3.500% due 07/26/2026		400	433

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	3,786

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	938

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	115
5.200% due 07/15/2045		200	219

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		700	702

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	3,113

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,100	1,116
3.522% due 09/17/2025		2,200	2,226
4.345% due 09/17/2027		1,300	1,307
4.810% due 09/17/2030		800	804

Oracle Corp.
3.600% due 04/01/2050		7,100	7,961

Reynolds American, Inc.
4.000% due 06/12/2022		100	105

Sands China Ltd.
5.125% due 08/08/2025		5,000	5,470
5.400% due 08/08/2028		3,600	4,018

Southern Co.
3.700% due 04/30/2030		3,700	4,231

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		2,400	2,471
3.375% due 07/09/2060		2,400	2,487

Williams Cos., Inc.
4.500% due 11/15/2023		1,100	1,206

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	21,000	134

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		$2,100	2,323

			68,119

UTILITIES 0.4%

Petrobras Global Finance BV
5.093% due 01/15/2030		3,052	3,211

Rio Oil Finance Trust
9.250% due 07/06/2024		971	1,061

Severn Trent Utilities Finance PLC
6.125% due 02/26/2024	GBP	525	801

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~		$700	700

Sprint Communications, Inc.
6.000% due 11/15/2022		500	539

Sprint Corp.
7.250% due 09/15/2021		1,500	1,571
7.875% due 09/15/2023		900	1,033

			8,916

Total Corporate Bonds & Notes (Cost $290,261)			303,138

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	$1,300	$1,987

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023	1,100	1,279

		3,266

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	153	166

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	3,600	4,081

		4,247

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	100	143

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,585	1,591

Total Municipal Bonds & Notes (Cost $8,026)		9,247

U.S. GOVERNMENT AGENCIES 18.9%

Fannie Mae
0.268% due 03/25/2034 •	2	2
0.305% due 03/25/2036 •	60	60
0.375% due 08/25/2025	46,500	46,365
0.525% due 09/25/2042 •	113	113
1.625% due 11/25/2023 •	9	9
1.648% due 04/25/2024 •	9	9
2.176% due 08/01/2035 •	105	106
2.530% due 07/01/2032 •	8	9
3.366% due 11/01/2034 •	52	56
3.514% due 08/01/2036 •	23	24
3.574% due 07/01/2035 •	19	19
3.629% due 02/01/2034 •	36	38
3.658% due 10/01/2035 •	40	40
3.675% due 02/01/2035 •	15	15
3.764% due 03/01/2036 •	157	158
3.841% due 10/01/2035 •	47	47

Freddie Mac
0.552% due 11/15/2043 •	1,416	1,423
2.219% due 10/25/2044 •	31	32
2.231% due 09/01/2035 •	17	17
2.419% due 07/25/2044 •	142	146
4.000% due 01/01/2048	137	146

Ginnie Mae
0.675% due 08/20/2062 •	1,120	1,123
3.125% (H15T1Y + 1.500%) due 11/20/2024 ~	11	11
3.500% due 02/15/2045 - 03/15/2045	2,455	2,589

Ginnie Mae, TBA
5.000% due 10/01/2050	9,600	10,452

International Development Finance Corp.
4.140% due 05/15/2030	854	1,010

Uniform Mortgage-Backed Security
3.500% due 04/01/2048	5,618	5,945
4.000% due 10/01/2030	131	141
5.500% due 09/01/2027	4	4

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	108,570	111,773
2.500% due 11/01/2050 - 12/01/2050	182,000	190,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/01/2050	$50,400	$54,528

Total U.S. Government Agencies (Cost $425,881)		426,790

U.S. TREASURY OBLIGATIONS 61.2%

U.S. Treasury Bonds
2.750% due 08/15/2047	500	649
3.000% due 08/15/2048	900	1,227
3.000% due 02/15/2049	37,000	50,589
4.375% due 05/15/2040	16,100	25,277
4.625% due 02/15/2040	11,300	18,199

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (j)	74,398	75,577
0.125% due 04/15/2022	45,059	45,857
0.125% due 07/15/2030	3,132	3,483
0.625% due 07/15/2021	17,816	18,083
0.625% due 02/15/2043	1,465	1,804
1.000% due 02/15/2046	8,528	11,498
1.000% due 02/15/2048	15,338	21,139
1.000% due 02/15/2049 (j)	1,748	2,437
1.375% due 02/15/2044	11,004	15,642

U.S. Treasury Notes
1.500% due 08/15/2026	51,500	54,902
1.625% due 12/15/2022	66,700	68,892
1.625% due 02/15/2026 (j)(n)	6,100	6,525
1.750% due 05/15/2023 (l)(n)	1,330	1,386
1.750% due 12/31/2024	19,750	21,021
1.875% due 07/31/2022 (l)	50,800	52,419
1.875% due 08/31/2022 (j)(l)	293,800	303,567
2.000% due 07/31/2022 (l)(n)	32,400	33,505
2.000% due 11/30/2022 (l)(n)	43,000	44,730
2.000% due 11/15/2026	37,400	41,058
2.250% due 12/31/2023 (l)(n)	3,800	4,056
2.250% due 08/15/2027	27,800	31,185
2.625% due 12/31/2025 (n)	22,700	25,442
2.625% due 02/15/2029 (j)	275,500	321,775
3.000% due 09/30/2025	56,300	63,896
3.000% due 10/31/2025 (n)	15,500	17,617

Total U.S. Treasury Obligations (Cost $1,258,513)		1,383,437

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.0%

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	550	472
0.358% due 10/25/2046 •	209	140

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •	41	41
2.310% due 02/25/2045 •	94	94

Banc of America Funding Trust
0.346% due 10/20/2036 •	320	288
4.199% due 01/20/2047 ^~	19	19

Bear Stearns ALT-A Trust
3.368% due 07/25/2035 ~	3,155	2,579
3.411% due 08/25/2036 ^~	469	394
3.502% due 05/25/2035 ~	69	68

Citigroup Commercial Mortgage Trust
1.921% due 09/10/2045 ~(a)	5,332	139

Citigroup Mortgage Loan Trust
0.308% due 01/25/2037 •	6,797	6,047
3.355% due 09/25/2037 ^~	3,081	2,968
4.121% due 09/25/2037 ^~	40	37

Countrywide Alternative Loan Trust
0.318% due 11/25/2036 •	261	275
0.366% due 03/20/2046 •	690	585
0.366% due 07/20/2046 ^•	417	317
0.698% due 05/25/2035 •	1,369	1,084
2.866% due 06/25/2037 ~	459	403
3.069% due 10/20/2035 •	224	174

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •	65	59
0.788% due 03/25/2035 •	39	37

Credit Suisse First Boston Mortgage Securities Corp.
3.505% due 06/25/2033 ~	27	27

Credit Suisse Mortgage Capital Certificates
0.448% due 01/27/2037 •	1,317	934

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.648% due 02/25/2035 •		$357	$343

Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045 •		201	190
3.353% due 07/19/2044 ~		17	16

European Loan Conduit
1.000% due 02/17/2030 •	EUR	3,496	4,065

First Horizon Alternative Mortgage Securities Trust
2.930% due 03/25/2035 ~		$52	41

GreenPoint Mortgage Funding Trust
0.328% due 01/25/2037 •		6,776	6,245

GSMSC Pass-Through Trust
0.625% due 12/26/2036 •		3,701	2,397

GSR Mortgage Loan Trust
3.681% due 09/25/2035 ~		24	25

HarborView Mortgage Loan Trust
0.376% due 07/19/2047 •		8,823	8,424

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	13,913	17,959

HomeBanc Mortgage Trust
3.404% due 04/25/2037 ^~		$458	426

IndyMac Mortgage Loan Trust
0.358% due 05/25/2046 •		697	655
0.448% due 06/25/2037 ^•		204	111
0.928% due 05/25/2034 •		6	5
3.716% due 12/25/2034 ~		10	10

JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		2,595	2,064

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •		3,300	3,201

JPMorgan Mortgage Trust
3.358% due 02/25/2035 ~		14	13
6.000% due 01/25/2036 ^		315	236

London Wall Mortgage Capital PLC
0.923% due 11/15/2049 •	GBP	971	1,250

MF1 Ltd.
1.278% due 12/25/2034 •		$7,500	7,402

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		4,150	4,351

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		7,127	7,505

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2047 •		2,829	2,591
0.308% due 01/25/2037 •		6,544	6,203
0.318% due 01/25/2037 •		4,226	3,742
0.333% due 12/25/2036 •		111	103
2.110% due 11/25/2037 ~		6,414	5,794
3.777% due 09/25/2034 ~		2,937	2,953
5.000% due 09/25/2036 ^		225	211
6.000% due 03/25/2037 ^		2,659	2,570

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		3,550	2,717

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	4,353	5,611

Structured Adjustable Rate Mortgage Loan Trust
2.419% due 01/25/2035 ^•		$71	66

Structured Asset Mortgage Investments Trust
0.268% due 08/25/2036 •		9,429	8,590
0.338% due 07/25/2046 ^•		2,820	2,142
0.368% due 05/25/2036 •		89	75
0.368% due 05/25/2046 •		440	228
0.406% due 07/19/2035 •		53	50
0.428% due 02/25/2036 ^•		214	200
3.625% due 02/25/2036 ^•		892	859

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.234% due 06/25/2033 ~		9	9

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	19,174	24,664

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		6,328	8,187

UBS-Barclays Commercial Mortgage Trust
1.078% due 03/10/2046 ~(a)		$22,230	382

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •	$702	$695
0.438% due 12/25/2045 •	10,923	10,238
0.458% due 01/25/2045 •	34	33
0.788% due 01/25/2045 •	35	34

Washington Mutual Mortgage Pass-Through Certificates Trust
1.849% due 11/25/2046 •	2,873	2,525
1.869% due 10/25/2046 ^•	4,425	3,875

Total Non-Agency Mortgage-Backed Securities (Cost $170,911)		179,462

ASSET-BACKED SECURITIES 15.9%

Aames Mortgage Investment Trust
1.138% due 07/25/2035 •	5,750	5,737
2.173% due 01/25/2035 •	4,247	4,095

ACE Securities Corp. Home Equity Loan Trust
0.388% due 12/25/2036 •	13,533	9,980

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.823% due 10/25/2035 •	728	725
0.853% due 10/25/2035 •	9,500	8,900

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.913% due 10/25/2035 •	7,530	7,433
1.168% due 10/25/2034 •	1,000	992
1.273% due 11/25/2034 •	2,972	2,850

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •	3,069	2,814

Asset-Backed Funding Certificates Trust
0.838% due 07/25/2035 •	1,985	1,982

Asset-Backed Securities Corp. Home Equity Loan Trust
1.243% due 02/25/2035 •	1,204	1,204

Avery Point CLO Ltd.
1.253% due 07/17/2026 •	3,193	3,192

Bear Stearns Asset-Backed Securities Trust
0.598% due 08/25/2036 •	5,716	5,622
3.811% due 10/25/2036 ~	291	292

California Street CLO Ltd.
1.305% due 10/15/2025 •	4,277	4,270

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	3,982	4,000

Citigroup Mortgage Loan Trust, Inc.
0.428% due 08/25/2036 •	14,200	13,394
0.558% due 10/25/2035 •	270	277

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •	4,533	4,175
0.288% due 03/25/2037 •	1,002	988
0.328% due 11/25/2047 ^•	1,900	1,698
0.348% due 08/25/2036 •	3,578	3,536
0.348% due 06/25/2047 ^•	2,960	2,657
0.358% due 05/25/2047 ^•	5,404	5,048
0.368% due 09/25/2037 ^•	1,126	1,032
0.398% due 06/25/2047 •	2,782	2,596
0.428% due 09/25/2036 •	1,305	1,305
0.588% due 04/25/2036 •	8,731	8,714
1.183% due 12/25/2035 •	5,093	4,857

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •	12	12
1.018% due 09/25/2034 •	496	499

Fremont Home Loan Trust
0.283% due 10/25/2036 •	2,940	2,660
0.478% due 01/25/2036 •	368	357

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •	7	4

GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023	5,127	5,196
2.580% due 07/17/2023	3,296	3,333

GSAA Home Equity Trust
0.858% due 06/25/2035 •	5,000	4,704

GSAMP Trust
0.328% due 11/25/2035 •	49	9
0.398% due 05/25/2046 •	12,650	11,855
0.468% due 03/25/2046 •	10,400	10,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.948% due 06/25/2035 •	$6,927	$6,886

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •	293	293

Home Equity Loan Trust
0.488% due 04/25/2037 •	11,054	8,753

HSI Asset Securitization Corp. Trust
0.248% due 07/25/2036 •	4,876	2,899

JPMorgan Mortgage Acquisition Trust
0.408% due 03/25/2037 •	481	474
0.418% due 05/25/2036 •	1,700	1,635

Lehman XS Trust
0.308% due 05/25/2036 •	3,674	3,791

Long Beach Mortgage Loan Trust
0.318% due 12/25/2036 •	11,483	6,017
0.668% due 08/25/2045 •	1,042	1,007
0.793% due 11/25/2035 •	463	458
0.883% due 08/25/2035 •	145	145

MASTR Asset-Backed Securities Trust
0.258% due 11/25/2036 •	20,792	9,983
0.648% due 10/25/2035 ^•	3,816	3,651

Merrill Lynch Mortgage Investors Trust
0.258% due 07/25/2037 •	15,925	9,471
0.258% due 08/25/2037 •	6,013	4,031

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 10/25/2036 •	984	915
0.278% due 02/25/2037 •	5,213	4,455
0.308% due 09/25/2036 •	1,076	628
0.853% due 12/25/2034 •	1,054	960

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	395	394

Nassau Ltd.
1.425% due 10/15/2029 •	4,900	4,882

NovaStar Mortgage Funding Trust
1.228% due 06/25/2035 •	3,494	3,452

Option One Mortgage Loan Trust
0.508% due 01/25/2036 •	7,800	6,956

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.198% due 10/25/2034 •	1,800	1,774
1.948% due 12/25/2034 •	1,208	1,212

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	12,961	5,545

Residential Asset Mortgage Products Trust
0.588% due 12/25/2035 •	826	752
0.838% due 10/25/2035 •	6,890	6,787

Residential Asset Securities Corp. Trust
0.418% due 08/25/2036 •	15,000	14,320
0.618% due 11/25/2035 •	4,493	4,267

Securitized Asset-Backed Receivables LLC Trust
0.318% due 08/25/2036 ^•	686	311
0.388% due 07/25/2036 •	6,852	4,119
0.808% due 08/25/2035 ^•	2,038	1,558
1.198% due 03/25/2035 •	2,599	2,291

SoFi Professional Loan Program Trust
2.540% due 05/15/2046	7,400	7,695

Sound Point CLO Ltd.
1.406% due 01/23/2029 •	4,800	4,782

Soundview Home Loan Trust
0.308% due 10/25/2036 •	2,511	2,496
0.328% due 02/25/2037 •	727	279
0.458% due 02/25/2036 •	4,700	4,345

Structured Asset Investment Loan Trust
0.278% due 07/25/2036 •	1,264	1,031
0.298% due 09/25/2036 •	1,697	1,654
1.078% due 06/25/2035 •	10,000	9,592
1.098% due 08/25/2033 •	12,813	12,650

Structured Asset Securities Corp. Mortgage Loan Trust
0.308% due 03/25/2036 •	464	442
0.318% due 12/25/2036 •	1,766	1,727
1.657% due 04/25/2035 •	113	112

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •	2,591	2,586

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •	4,793	4,765

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
1.112% due 04/20/2028 •		$3,731	$3,723

Towd Point Mortgage Trust
1.148% due 10/25/2059 •		4,718	4,724

Venture CLO Ltd.
1.155% due 04/15/2027 •		4,414	4,374
1.502% due 04/20/2029 •		8,400	8,375

WaMu Asset-Backed Certificates WaMu Trust
0.373% due 05/25/2037 •		5,647	5,306

Total Asset-Backed Securities (Cost $334,265)			358,913

SOVEREIGN ISSUES 0.9%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,641	31

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$2,243	937
0.125% due 07/09/2035 þ		4,110	1,545
0.125% due 07/09/2041 þ		14,300	5,702
1.000% due 07/09/2029		473	216

Brazil Government International Bond
4.750% due 01/14/2050		5,058	4,925

Israel Government International Bond
4.125% due 01/17/2048		1,300	1,650

Saudi Government International Bond
2.375% due 10/26/2021		300	305
4.000% due 04/17/2025		2,900	3,228
4.500% due 10/26/2046		600	722
5.000% due 04/17/2049		1,300	1,686

Total Sovereign Issues (Cost $21,456)			20,947

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		800,000	971

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		600,000	704
6.750% due 04/25/2022 •(g)(h)		200,000	245

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(g)		1,977,000	1,897
4.600% due 02/01/2025 •(g)		1,600,000	1,570

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (e)(g)		930,000	1,302

Total Preferred Securities (Cost $6,481)			6,689

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.2%

			5,034

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
31.933% due 10/29/2020 - 01/29/2021 (c)(d)	ARS	60,723	393

Total Short-Term Instruments (Cost $5,501)			5,427

Total Investments in Securities (Cost $2,523,193)			2,695,947

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%

PIMCO Short Asset Portfolio	20,356,284	$203,828

PIMCO Short-Term Floating NAV Portfolio III	17,261	170

Total Short-Term Instruments (Cost $203,630)		203,998

Total Investments in Affiliates (Cost $203,630)		203,998

Total Investments 128.3% (Cost $2,726,823)		$2,899,945

Financial Derivative Instruments (k)(m) (0.3)% (Cost or Premiums, net $(14,293))		(6,093)

Other Assets and Liabilities, net (28.0)%		(634,116)

Net Assets 100.0%		$2,259,736

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$5,034	U.S. Treasury Notes 1.750% due 07/31/2021	$(5,135)	$5,034	$5,034

Total Repurchase Agreements						$(5,135)	$5,034	$5,034

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
IND	0.130%	09/30/2020	10/01/2020	$(182,781)	$(182,782)
SGY	0.150	10/01/2020	11/02/2020	(3,162)	(3,162)

Total Reverse Repurchase Agreements					$(185,944)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
NOM	0.130%	09/22/2020	10/06/2020	$(2,422)	$(2,422)
TDL	0.150	09/30/2020	10/01/2020	(9,314)	(9,314)
UBS	0.180	08/05/2020	10/05/2020	(44,423)	(44,436)

Total Sale-Buyback Transactions					$(56,172)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	3.000%	11/01/2050		$5,600	$(5,882)	$(5,868)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050		9,600	(10,527)	(10,520)

Total U.S. Government Agencies					(16,409)	(16,388)

Sovereign Issues (1.3)%
Canada Government International Bond	2.750	12/01/2048	CAD	28,000	(30,184)	(29,763)

Total Short Sales (2.0)%					$(46,593)	$(46,151)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales (3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$5,034	$0	$0	$0	$5,034	$(5,135)	$(101)
IND	0	(182,782)	0	0	(182,782)	182,498	(284)
SGY	0	(3,162)	0	0	(3,162)	3,154	(8)

Master Securities Forward Transaction Agreement
NOM	0	0	(2,422)	0	(2,422)	2,436	14
RBC	0	0	0	(29,763)	(29,763)	0	(29,763)
TDL	0	0	(9,314)	0	(9,314)	9,302	(12)
TOR	0	0	0	0	0	(180)	(180)
UBS	0	0	(44,436)	0	(44,436)	44,173	(263)

Total Borrowings and Other Financing Transactions	$5,034	$(185,944)	$(56,172)	$(29,763)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(182,782)	$0	$0	$0	$(182,782)

Total	$(182,782)	$0	$0	$0	$(182,782)

Sale-Buyback Transactions
U.S. Treasury Obligations	(9,314)	(46,858)	0	0	(56,172)

Total	$(9,314)	$(46,858)	$0	$0	$(56,172)

Total Borrowings	$(192,096)	$(46,858)	$0	$0	$(238,954)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(238,954)

(j)	Securities with an aggregate market value of $241,563 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(396,779) at a weighted average interest rate of 0.179%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $1 of deferred price drop.
(3)	Payable for short sales includes $281 of accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(3,162) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI EAFE Index December Futures	12/2020	549	$50,870	$(753)	$7	$(139)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures (1)	10/2020	193	$(208)	$(18)	$61	$(32)
Euro-Bund 10-Year Bond December Futures	12/2020	20	(4,092)	(20)	8	(6)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures (1)	10/2020	193	(23)	244	9	(2)
U.S. Treasury 2-Year Note December Futures	12/2020	4,693	(1,036,970)	(373)	37	0
U.S. Treasury 5-Year Note December Futures	12/2020	569	(71,712)	(96)	58	0
U.S. Treasury 10-Year Note December Futures	12/2020	2,363	(329,712)	(585)	591	0
U.S. Treasury 30-Year Bond December Futures	12/2020	1,826	(321,890)	2,736	1,712	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	85	(18,854)	(293)	170	0
United Kingdom Long Gilt December Futures	12/2020	23	(4,039)	(12)	13	(7)

				$1,583	$2,659	$(47)

Total Futures Contracts				$830	$2,666	$(186)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$	4,500	$29	$(21)	$8	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.182		3,100	86	(3)	83	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761	EUR	6,600	75	(1,043)	(968)	0	(32)

							$190	$(1,067)	$(877)	$1	$(32)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	1.000%	Quarterly	06/20/2025	EUR	40,900	$758	$98	$856	$22	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	211,700	$(1,152)	$8,331	$7,179	$0	$(53)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		24,050	2,425	3,263	5,688	0	(64)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		7,000	105	871	976	0	(17)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2021	$	113,300	(36)	(1,753)	(1,789)	0	(6)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		182,900	3,126	5,016	8,142	0	(38)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		209,970	433	(11,895)	(11,462)	110	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		4,300	(292)	(269)	(561)	3	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,355,200	(46,551)	(16,445)	(62,996)	1,033	0

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/15/2026	$	129,100	$(3,515)	$(4,493)	$(8,008)	$176	$0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		350,600	7,415	11,586	19,001	0	(601)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		99,700	(4,195)	(9,356)	(13,551)	238	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		29,500	423	(3,068)	(2,645)	74	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		518,600	24,363	4,366	28,729	0	(1,392)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,900	378	8	386	0	(53)
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	27,000	0	(1,155)	(1,155)	59	0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		148,800	(1,002)	(6,298)	(7,300)	329	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		32,000	0	1,554	1,554	0	(39)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		161,100	1,244	7,477	8,721	0	(201)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	5,350	(565)	(304)	(869)	19	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		4,850	1,287	633	1,920	0	(10)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	96,900	100	(671)	(571)	0	(45)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	4,900	46	164	210	0	(10)
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	177	214	391	0	(13)
Pay	UKRPI	3.595	Maturity	11/15/2028		24,400	696	830	1,526	0	(50)
Pay	UKRPI	3.603	Maturity	11/15/2028		7,500	224	256	480	0	(15)
Pay	UKRPI	3.480	Maturity	01/15/2030		48,400	56	778	834	0	(143)
Pay	UKRPI	3.415	Maturity	02/15/2030		19,000	0	16	16	0	(56)

							$(14,810)	$(10,344)	$(25,154)	$2,041	$(2,806)

Total Swap Agreements							$(13,862)	$(11,313)	$(25,175)	$2,064	$(2,838)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,666	$2,064	$4,730	$0	$(186)	$(2,838)	$(3,024)

(l)

Securities with an aggregate market value of $40,239 and cash of $2,961 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	552,831		$71,311	$0	$(3)

BOA	10/2020		$8,744	CAD	11,702	44	0
	10/2020		30,084	DKK	192,319	203	0
	10/2020		38,345	SEK	347,003	401	0
	11/2020	CAD	11,702		$8,745	0	(44)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2020	CHF	129,834		$140,987	$0	$(101)
	11/2020	SEK	347,003		38,358	0	(401)
	12/2020	DKK	192,319		30,118	0	(201)
	12/2020		$9,420	SGD	12,925	50	0

BPS	10/2020	EUR	21,576		$25,844	547	0
	10/2020	JPY	11,876,468		112,024	0	(587)
	10/2020		$1,489	CAD	1,943	0	(29)
	10/2020		17,781	EUR	14,973	0	(226)
	10/2020		3,460	GBP	2,683	2	0
	10/2020		207,285	JPY	21,885,359	228	0
	11/2020	CHF	98,470		$106,816	0	(189)
	11/2020	JPY	21,669,759		205,321	0	(222)
	11/2020	NZD	11,050		7,267	0	(43)
	12/2020	KRW	189,986		160	0	(3)
	12/2020	TWD	62,918		2,167	0	(29)

CBK	10/2020	CAD	3,848		2,927	37	0
	10/2020	CHF	18,019		19,973	410	0
	10/2020	DKK	89,730		13,587	0	(544)
	10/2020	MXN	1,026		46	0	0
	10/2020		$51,539	CAD	68,475	96	(210)
	10/2020		18,233	CHF	16,851	62	0
	10/2020		20,884	DKK	133,138	83	0
	10/2020		3,289	GBP	2,448	0	(131)
	10/2020		728	NZD	1,100	0	0
	11/2020	CAD	27,178		$20,317	0	(96)
	11/2020	CHF	16,851		18,250	0	(62)
	11/2020		$79	ZAR	1,326	0	0
	12/2020	DKK	133,138		$20,908	0	(81)
	03/2021		$45	MXN	1,026	0	0

FBF	12/2020		276	IDR	4,134,728	0	0

GLM	10/2020	BRL	69,255	EUR	10,464	0	(64)
	10/2020	EUR	10,454	BRL	69,255	75	0
	10/2020		$6,962	EUR	5,981	51	0
	10/2020		12,761	NOK	121,226	235	0
	11/2020	EUR	10,449	BRL	69,255	62	0
	11/2020	NOK	121,226		$12,762	0	(235)
	12/2020	DKK	29,168		4,590	0	(9)
	12/2020	HKD	37,751		4,868	0	(1)
	12/2020	TWD	924,577		32,037	0	(231)
	12/2020		$1,916	SGD	2,606	0	(7)
	02/2021		617	ILS	2,103	0	(1)

HUS	10/2020	AUD	12,076		$8,834	184	0
	10/2020	CAD	30,054		22,828	257	0
	10/2020	CHF	232,057		256,018	4,070	0
	10/2020	GBP	921		1,191	2	0
	10/2020	JPY	9,281,125		87,318	0	(684)
	10/2020	NOK	113,971		12,819	601	0
	10/2020		$2,330	AUD	3,181	0	(51)
	10/2020		38,355	GBP	29,791	112	(27)
	10/2020		1,481	SEK	12,950	0	(35)
	11/2020	GBP	29,016		$37,334	0	(113)
	12/2020	CNY	28,780		4,107	0	(117)
	12/2020	SGD	1,423		1,048	6	0
	12/2020		$1,268	HKD	9,834	0	0
	01/2021	BRL	3,010		$464	0	(71)

IND	11/2020	SEK	216,798		24,118	0	(97)

JPM	10/2020	DKK	54,520		8,372	23	(237)
	10/2020		$2,461	CHF	2,232	0	(38)
	10/2020		45	MXN	1,026	1	0
	11/2020		212	ZAR	3,585	1	0

MYI	10/2020	AUD	43,588		$31,365	145	0
	10/2020	BRL	102,952		18,359	26	0
	10/2020	CAD	16,075		12,186	114	0
	10/2020	DKK	182,489		27,598	0	(1,140)
	10/2020	JPY	14,556,955		137,308	0	(718)
	10/2020	NOK	7,255		806	28	0
	10/2020	NZD	11,050		7,428	118	0
	10/2020		$26,947	AUD	38,137	369	0

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$18,252	BRL	102,952	$81	$0
	10/2020		2,901	CHF	2,688	17	0
	10/2020		3,173	DKK	19,995	0	(24)
	10/2020		102,201	JPY	10,772,032	0	(63)
	11/2020	AUD	38,137		$26,949	0	(369)
	11/2020	JPY	10,772,032		102,240	64	0
	12/2020		$1,587	TWD	46,167	24	0

SCX	10/2020	EUR	617,563		$739,063	15,002	0
	10/2020	SEK	647,268		74,326	2,053	0
	10/2020		$35,428	AUD	49,988	376	0
	11/2020	AUD	47,831		$33,913	0	(349)
	11/2020	EUR	431,210		505,989	83	0
	12/2020	TWD	38,247		1,323	0	(12)
	02/2021	ILS	26,410		7,690	0	(37)

SOG	10/2020	DKK	49,001		7,397	0	(319)

SSB	10/2020	CAD	39,762		30,266	404	0
	10/2020	DKK	6,230		1,002	21	0
	10/2020	GBP	298,422		396,475	11,407	0
	10/2020		$18,439	BRL	102,952	0	(106)
	10/2020		16,865	CAD	22,595	104	0
	10/2020		1,174	DKK	7,350	0	(17)
	10/2020		4,176	GBP	3,281	57	0
	10/2020		220,927	JPY	23,268,540	0	(299)
	11/2020	BRL	102,952		$18,424	107	0
	11/2020	CAD	22,595		16,867	0	(104)
	11/2020	GBP	261,140		334,714	0	(2,305)
	11/2020	JPY	22,664,440		215,276	298	0
	12/2020		$3,947	CNH	27,818	136	0
	12/2020		3,875	HKD	30,041	0	0

TOR	10/2020	AUD	5,045		$3,657	44	0
	10/2020	CAD	14,975		11,449	202	0
	10/2020	JPY	10,520,733		99,243	0	(512)
	10/2020		$60,332	JPY	6,367,397	43	0
	11/2020	EUR	186,975		$219,399	36	0
	11/2020	JPY	6,367,397		60,354	0	(42)
	12/2020	HKD	20,377		2,629	0	0

UAG	10/2020	AUD	159,793		115,414	963	0
	10/2020	JPY	16,058,046		151,111	0	(1,148)
	10/2020	SEK	24,910		2,879	98	0
	10/2020		$91,010	AUD	129,195	1,526	0
	11/2020	AUD	129,195		$91,017	0	(1,526)

Total Forward Foreign Currency Contracts						$41,789	$(14,310)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	1,027,600	$2,530	$4,080

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	503,500	1,850	11,356
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	1,115,800	4,388	24,638
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	304,300	2,435	24,968
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	310,900	1,824	21,620
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	13,000	4	1,330

Total Purchased Options							$13,031	$87,992

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	4,100	$ (4)	$ 0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	12,600	(15)	(29)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	8,200	(14)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	3,700	(6)	(11)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	10/21/2020	1,500	$ (1)	$ 0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	6,400	(6)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,500	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	3,200	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	3,200	(5)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,500	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,700	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,900	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,700	(4)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,900	(4)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,300	(2)	(2)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	12,900	(23)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	2,000	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	95.000	11/18/2020	3,800	(5)	(13)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,200	(7)	(13)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	2,100	(3)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	5,800	(16)	(35)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,600	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,800	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,800	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	3,200	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,200	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,200	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,000	(1)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,200	(3)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,600	(3)	(3)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,700	(5)	(16)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	4,200	(10)	(8)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	4,300	(4)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	2,100	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,100	(5)	(13)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	2,100	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,800	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	2,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	2,100	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	3,800	(9)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	8,200	(7)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	8,200	(11)	(22)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	3,400	(7)	(6)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	4,400	(5)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	2,300	(4)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	4,400	(4)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	4,100	(4)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	4,100	(4)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	4,200	(6)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,700	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,700	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,400	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,700	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,700	(4)	(7)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	700	(4)	(5)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	4,600	(4)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,800	(2)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	6,800	(8)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,700	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	9,100	(18)	(38)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	3,900	(6)	(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	4,000	(6)	(8)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	2,700	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,700	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,500	(3)	(1)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	11/18/2020	2,800	$(2)	$(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,800	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	2,900	(5)	(6)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,900	(3)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,100	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	3,700	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	3,700	(7)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	3,100	(8)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,700	(4)	(8)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	4,200	(3)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	4,100	(7)	(8)

						$(380)	$(426)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	64,000	$(760)	$(1,565)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	137,300	(1,748)	(2,991)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	160,700	(2,435)	(24,423)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	164,100	(1,824)	(21,273)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	161,100	(1,801)	(11,026)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	356,900	(4,386)	(25,662)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	26,000	0	(1,040)

							$(12,954)	$(87,980)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	1,400	$(10)	$(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	2,600	(20)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	2,100	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	2,200	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,400	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,700	(5)	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	300	(1)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	2,300	(13)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,700	(7)	(17)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,500	(6)	(6)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,700	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	1,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,200	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,400	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	2,000	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	600	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,400	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,400	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	500	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	400	(1)	0

					$(128)	$(73)

Total Written Options					$(13,462)	$(88,479)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	NDDUEAFE Index	36,020	0.067% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	$	213,423	$0	$(3,470)	$0	$(3,470)
	Receive	NDDUEAFE Index	13,299	0.071% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/26/2021		81,378	0	(2,119)	0	(2,119)
	Receive	NDDUEAFE Index	29,161	0.106% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/09/2021		179,008	0	(5,212)	0	(5,212)
	Receive	NDDUEAFE Index	16,132	0.138% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021		99,561	0	(3,417)	0	(3,417)

FBF	Receive	NDDUEAFE Index	48,660	0.047% (3-Month USD-LIBOR less a specified spread)	Maturity	10/07/2020		290,339	0	(3,510)	0	(3,510)

MYI	Receive	NDDUEAFE Index	39,479	0.203% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/13/2021		235,234	0	(34)	0	(34)
	Receive	NDDUEAFE Index	39,479	0.203% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/20/2021		235,234	0	(34)	0	(34)
	Receive	NDDUEAFE Index	40,107	0.113% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/09/2021		247,527	0	(8,494)	0	(8,494)
	Receive	NDDUEAFE Index	13,618	0.155% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/11/2021		83,301	0	(2,153)	0	(2,153)
	Receive	NDDUEAFE Index	25,546	0.138% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021		157,661	0	(5,412)	0	(5,412)

UAG	Receive	NDDUEAFE Index	9,371	0.046% (3-Month USD-LIBOR less a specified spread)	Quarterly	11/18/2020		57,525	0	(1,673)	0	(1,673)
	Receive	NDDUEAFE Index	62,423	0.093% (3-Month USD-LIBOR less a specified spread)	Maturity	10/13/2021		371,306	0	737	737	0

Total Swap Agreements									$0	$(34,791)	$737	$(35,528)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BOA	698	0	0	698	(747)	(74)	0	(821)	(123)	0	(123)
BPS	777	0	0	777	(1,328)	(104)	0	(1,432)	(655)	244	(411)
BRC	0	4,080	0	4,080	0	(4,580)	0	(4,580)	(500)	561	61
CBK	688	0	0	688	(1,124)	0	(14,218)	(15,342)	(14,654)	11,198	(3,456)
DUB	0	0	0	0	0	(50)	0	(50)	(50)	(17)	(67)
FAR	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
FBF	0	0	0	0	0	(43)	(3,510)	(3,553)	(3,553)	1,655	(1,898)
GLM	423	0	0	423	(548)	0	0	(548)	(125)	0	(125)
GST	0	0	0	0	0	(101)	0	(101)	(101)	0	(101)
HUS	5,232	0	0	5,232	(1,098)	0	0	(1,098)	4,134	(4,220)	(86)
IND	0	0	0	0	(97)	0	0	(97)	(97)	0	(97)
JPM	25	0	0	25	(275)	(58)	0	(333)	(308)	337	29
MYC	0	83,912	0	83,912	0	(83,444)	0	(83,444)	468	(2,644)	(2,176)
MYI	986	0	0	986	(2,314)	0	(16,127)	(18,441)	(17,455)	10,936	(6,519)

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
SCX	$17,514	$0	$0	$17,514	$(398)	$0	$0	$(398)	$17,116	$(16,760)	$356
SOG	0	0	0	0	(319)	0	0	(319)	(319)	270	(49)
SSB	12,534	0	0	12,534	(2,831)	0	0	(2,831)	9,703	(13,490)	(3,787)
TOR	325	0	0	325	(554)	0	0	(554)	(229)	1	(228)
UAG	2,587	0	737	3,324	(2,674)	0	(1,673)	(4,347)	(1,023)	(2,718)	(3,741)

Total Over the Counter	$41,789	$87,992	$737	$130,518	$(14,310)	$(88,479)	$(35,528)	$(138,317)

(n)

Securities with an aggregate market value of $26,242 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$7	$0	$2,659	$2,666
Swap Agreements	0	23	0	0	2,041	2,064

	$0	$23	$7	$0	$4,700	$4,730

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41,789	$0	$41,789
Purchased Options	0	0	0	0	87,992	87,992
Swap Agreements	0	0	737	0	0	737

	$0	$0	$737	$41,789	$87,992	$130,518

	$0	$23	$744	$41,789	$92,692	$135,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$139	$0	$47	$186
Swap Agreements	0	32	0	0	2,806	2,838

	$0	$32	$139	$0	$2,853	$3,024

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,310	$0	$14,310
Written Options	0	426	0	0	88,053	88,479
Swap Agreements	0	0	35,528	0	0	35,528

	$0	$426	$35,528	$14,310	$88,053	$138,317

	$0	$458	$35,667	$14,310	$90,906	$141,341

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(154)	$(154)
Futures	0	0	(20,059)	0	(60,735)	(80,794)
Swap Agreements	0	561	0	0	(34,376)	(33,815)

	$0	$561	$(20,059)	$0	$(95,265)	$(114,763)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(126,639)	$0	$(126,639)
Purchased Options	0	0	0	0	(57)	(57)
Written Options	0	109	0	0	309	418
Swap Agreements	0	39	(10,536)	0	(34)	(10,531)

	$0	$148	$(10,536)	$(126,639)	$218	$(136,809)

	$0	$709	$(30,595)	$(126,639)	$(95,047)	$(251,572)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Futures	0	0	13,183	0	53,614	66,797
Swap Agreements	0	328	0	0	34,754	35,082

	$0	$328	$13,183	$0	$88,338	$101,849

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,459	$0	$29,459
Purchased Options	0	0	0	0	11,829	11,829
Written Options	0	(31)	0	0	4,063	4,032
Swap Agreements	0	(91)	444,810	0	0	444,719

	$0	$(122)	$444,810	$29,459	$15,892	$490,039

	$0	$206	$457,993	$29,459	$104,230	$591,888

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,897	$1,897
Corporate Bonds & Notes
Banking & Finance	0	226,103	0	226,103
Industrials	0	68,119	0	68,119
Utilities	0	8,916	0	8,916
Municipal Bonds & Notes
California	0	3,266	0	3,266
Illinois	0	4,247	0	4,247
Pennsylvania	0	143	0	143
Texas	0	1,591	0	1,591
U.S. Government Agencies	0	426,790	0	426,790
U.S. Treasury Obligations	0	1,383,437	0	1,383,437
Non-Agency Mortgage-Backed Securities	0	179,462	0	179,462
Asset-Backed Securities	0	358,913	0	358,913
Sovereign Issues	0	20,947	0	20,947
Preferred Securities
Banking & Finance	0	6,689	0	6,689
Short-Term Instruments
Repurchase Agreements	0	5,034	0	5,034
Argentina Treasury Bills	0	393	0	393

	$0	$2,694,050	$1,897	$2,695,947

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$203,998	$0	$0	$203,998

Total Investments	$203,998	$2,694,050	$1,897	$2,899,945

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(29,763)	$0	$(29,763)
U.S. Government Agencies	0	(16,388)	0	(16,388)

	$0	$(46,151)	$0	$(46,151)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,666	2,064	0	4,730
Over the counter	0	130,518	0	130,518

	$2,666	$132,582	$0	$135,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(186)	(2,838)	0	(3,024)
Over the counter	(5)	(138,289)	(23)	(138,317)

	$(191)	$(141,127)	$(23)	$(141,341)

Total Financial Derivative Instruments	$2,475	$(8,545)	$(23)	$(6,093)

Totals	$206,473	$2,639,354	$1,874	$2,847,701

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Alliant Holdings Intermediate LLC
3.401% (LIBOR03M + 3.250%) due 05/09/2025 ~		$297	$292

Altice France S.A.
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		393	383

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		1,167	1,097

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		589	530

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	1,588	1,841

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$1,500	1,508

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~		798	798

Verifone Systems, Inc.
4.253% (LIBOR03M + 4.000%) due 08/20/2025 ~		295	266

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		398	387

Total Loan Participations and Assignments (Cost $7,173)			7,102

CORPORATE BONDS & NOTES 52.1%

BANKING & FINANCE 17.1%

AerCap Ireland Capital DAC
4.500% due 05/15/2021		1,000	1,019

AIA Group Ltd.
3.200% due 09/16/2040		900	932
3.375% due 04/07/2030		300	338

AIB Group PLC
4.263% due 04/10/2025 •		500	538

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033		1,000	980

American International Group, Inc.
4.375% due 06/30/2050		1,100	1,289

American Tower Corp.
2.750% due 01/15/2027		200	216
3.100% due 06/15/2050		500	496
3.125% due 01/15/2027		1,800	1,968

Aon Corp.
2.800% due 05/15/2030		1,000	1,082

Athene Global Funding
2.500% due 01/14/2025		300	309

Aviation Capital Group LLC
4.875% due 10/01/2025		300	296
5.500% due 12/15/2024		600	619

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	402
5.500% due 01/15/2023		100	101
5.500% due 01/15/2026		1,300	1,306

Banco Bradesco S.A.
3.200% due 01/27/2025		600	612

Banco BTG Pactual S.A.
4.500% due 01/10/2025		600	613

Banco Santander Chile
2.700% due 01/10/2025		700	739

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,105
4.100% due 07/24/2023		300	329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
7.625% due 11/21/2022 (f)		$2,500	$2,751
10.179% due 06/12/2021		740	779

Barclays PLC
6.125% due 12/15/2025 •(e)(f)		1,700	1,727
7.125% due 06/15/2025 •(e)(f)	GBP	200	270
7.875% due 03/15/2022 •(e)(f)		$600	619
7.875% due 09/15/2022 •(e)(f)	GBP	700	924
8.000% due 12/15/2020 •(e)(f)	EUR	200	237

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$100	129

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		700	688
3.500% due 09/10/2049		600	658

BNP Paribas S.A.
4.500% due 02/25/2030 •(e)(f)		300	288
6.750% due 03/14/2022 •(e)(f)		200	206
7.625% due 03/30/2021 •(e)(f)		800	814

BOC Aviation Ltd.
3.500% due 10/10/2024		1,200	1,268

Boston Properties LP
3.250% due 01/30/2031		400	432

BPCE S.A.
4.500% due 03/15/2025		900	996
4.625% due 07/11/2024		1,200	1,323

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		300	296
4.125% due 05/15/2029		200	217

Brookfield Finance LLC
3.450% due 04/15/2050		800	788

Carlyle Finance LLC
5.650% due 09/15/2048		100	130

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,377

CIT Group, Inc.
4.750% due 02/16/2024		400	412

Citigroup, Inc.
8.125% due 07/15/2039		780	1,361

CNA Financial Corp.
3.900% due 05/01/2029		400	460

Commonwealth Bank of Australia
3.743% due 09/12/2039 (f)		1,300	1,437

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	200	242

Credit Suisse Group AG
2.997% due 12/14/2023 •		$2,100	2,187
6.250% due 12/18/2024 •(e)(f)		1,000	1,074
7.125% due 07/29/2022 •(e)(f)		400	417

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		1,400	1,507

Crown Castle International Corp.
3.250% due 01/15/2051		600	598
4.000% due 03/01/2027		200	227
4.000% due 11/15/2049		800	898

CVS Pass-Through Trust
4.704% due 01/10/2036		2,789	3,024

CyrusOne LP
3.450% due 11/15/2029		500	543

Danske Bank A/S
3.244% due 12/20/2025 •		300	320

Deutsche Bank AG
2.625% due 12/16/2024	GBP	800	1,049
3.547% due 09/18/2031 •		$725	730
4.250% due 10/14/2021		3,000	3,085

Discover Bank
4.650% due 09/13/2028		1,000	1,178

Duke Realty LP
3.375% due 12/15/2027		300	338

Equinix, Inc.
3.000% due 07/15/2050		200	199
3.200% due 11/18/2029		400	442

ESH Hospitality, Inc.
4.625% due 10/01/2027		100	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Essex Portfolio LP
2.650% due 09/01/2050		$2,600	$2,451

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	652

Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	3,041

FMR LLC
4.950% due 02/01/2033		2,000	2,710

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,200	1,316
3.087% due 01/09/2023		$1,000	982
3.550% due 10/07/2022		700	694

GE Capital Funding LLC
3.450% due 05/15/2025		900	964
4.400% due 05/15/2030		5,500	5,923

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		400	424

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		1,400	1,517
3.691% due 06/05/2028 •		1,600	1,796

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		900	900

Healthcare Trust of America Holdings LP
3.500% due 08/01/2026		1,300	1,449

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,300	1,291
2.633% due 11/07/2025 •		300	313
2.848% due 06/04/2031 •		1,600	1,660
3.803% due 03/11/2025 •		700	757
4.041% due 03/13/2028 •		300	332
6.375% due 09/17/2024 •(e)(f)		900	931
6.500% due 03/23/2028 •(e)(f)		700	744

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	302

ING Groep NV
3.550% due 04/09/2024		1,200	1,307

Intercontinental Exchange, Inc.
2.650% due 09/15/2040		3,200	3,196
3.000% due 06/15/2050		800	843
3.000% due 09/15/2060		500	508

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(e)(f)	EUR	800	950

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$300	304

Kimco Realty Corp.
2.800% due 10/01/2026		1,600	1,712

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,700	1,736
3.625% due 02/25/2050		400	416

Lexington Realty Trust
2.700% due 09/15/2030		500	510

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	700	912
2.907% due 11/07/2023 •		$500	520
3.500% due 04/01/2026 •	EUR	600	791
4.344% due 01/09/2048		$700	824
4.947% due 06/27/2025 •(e)(f)	EUR	300	349

Mid-America Apartments LP
3.750% due 06/15/2024		$1,500	1,632

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		600	607

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		1,400	1,419
2.226% due 05/25/2026 •		400	416

Morgan Stanley
1.188% (US0003M + 0.930%) due 07/22/2022 ~		500	502
1.463% (US0003M + 1.220%) due 05/08/2024 ~		200	202
3.591% due 07/22/2028 •		1,700	1,915
7.500% due 04/02/2032 þ(g)		8,600	7,692

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	500	652

Nasdaq, Inc.
0.875% due 02/13/2030	EUR	200	238

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Retail Properties, Inc.
3.500% due 10/15/2027		$900	$960

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		300	306

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,735

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	616

Natwest Group PLC
5.076% due 01/27/2030 •		1,200	1,431
8.625% due 08/15/2021 •(e)(f)		1,500	1,541

Navient Corp.
7.250% due 01/25/2022		200	206

Nissan Motor Acceptance Corp.
1.156% (US0003M + 0.890%) due 01/13/2022 ~		800	791
2.600% due 09/28/2022		700	707

Nomura Holdings, Inc.
2.679% due 07/16/2030		900	929
3.103% due 01/16/2030		500	532

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		400	379

Pacific LifeCorp
3.350% due 09/15/2050		2,300	2,311

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		200	201

Physicians Realty LP
3.950% due 01/15/2028		400	417

Pine Street Trust
4.572% due 02/15/2029		1,000	1,169

Protective Life Corp.
3.400% due 01/15/2030		600	645

Prudential Financial, Inc.
3.700% due 03/13/2051		800	884

Quicken Loans LLC
5.250% due 01/15/2028		300	317

Regency Centers LP
3.700% due 06/15/2030		500	550

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •		1,400	1,379
4.750% due 09/15/2025		500	547
7.375% due 06/24/2022 •(e)(f)	GBP	400	539

Santander UK PLC
2.875% due 06/18/2024		$400	427

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		200	211

Service Properties Trust
4.950% due 10/01/2029		100	86

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		400	374
5.950% due 10/24/2022		200	189

Societe Generale S.A.
7.375% due 09/13/2021 •(e)(f)		300	308

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,611

Standard Chartered PLC
2.819% due 01/30/2026 •		500	518

Stifel Financial Corp.
4.000% due 05/15/2030		500	554

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		700	713

SURA Asset Management S.A.
4.375% due 04/11/2027		1,300	1,441

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,390

TP ICAP PLC
5.250% due 01/26/2024	GBP	500	695

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		$2,100	2,115

UniCredit SpA
6.750% due 09/10/2021 •(e)(f)	EUR	600	707
9.250% due 06/03/2022 •(e)(f)		500	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unum Group
4.500% due 03/15/2025		$500	$556

Wells Fargo & Co.
2.406% due 10/30/2025 •		1,100	1,153
2.572% due 02/11/2031 •		1,600	1,676

Wells Fargo Bank N.A.
5.850% due 02/01/2037		750	1,019
6.600% due 01/15/2038		400	587

Weyerhaeuser Co.
4.000% due 11/15/2029		700	817
7.375% due 03/15/2032		1,200	1,750

			153,961

INDUSTRIALS 25.8%

AbbVie, Inc.
4.400% due 11/06/2042		3,100	3,694

Aetna, Inc.
6.750% due 12/15/2037		1,200	1,741

Agilent Technologies, Inc.
2.100% due 06/04/2030		400	411

Air Canada Pass-Through Trust
5.250% due 10/01/2030		1,400	1,436

Aker BP ASA
3.000% due 01/15/2025		300	301

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		1,400	1,471

Alcon Finance Corp.
2.600% due 05/27/2030		400	424
3.800% due 09/23/2049		500	565

Alibaba Group Holding Ltd.
3.400% due 12/06/2027		3,600	4,037

Allegion PLC
3.500% due 10/01/2029		600	658

Altice Financing S.A.
2.250% due 01/15/2025	EUR	400	451

Altria Group, Inc.
4.800% due 02/14/2029		$1,400	1,663

American Airlines Pass-Through Trust
3.350% due 04/15/2031		1,427	1,357
3.600% due 04/15/2031		223	183
3.650% due 12/15/2029		416	334
4.375% due 04/01/2024		408	291

Amgen, Inc.
3.375% due 02/21/2050		700	760
4.950% due 10/01/2041		1,214	1,608

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		1,192	1,391
4.950% due 01/15/2042		1,500	1,850

Anthem, Inc.
4.650% due 01/15/2043		1,600	2,016

Apple, Inc.
2.550% due 08/20/2060		3,200	3,208

Aptiv PLC
4.350% due 03/15/2029		600	677

Atlantia SpA
1.875% due 07/13/2027	EUR	500	552

AutoNation, Inc.
4.750% due 06/01/2030		$400	474

Avon International Operations, Inc.
7.875% due 08/15/2022		100	101

Bacardi Ltd.
4.700% due 05/15/2028		1,200	1,396

BAE Systems PLC
3.000% due 09/15/2050		1,000	1,007

BAT Capital Corp.
4.390% due 08/15/2037		1,200	1,299
4.540% due 08/15/2047		400	429
4.758% due 09/06/2049		300	326

Becton Dickinson and Co.
3.734% due 12/15/2024		647	715
3.794% due 05/20/2050		500	560

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,000	1,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
3.650% due 03/01/2047	$400	$354
3.750% due 02/01/2050	700	643
5.705% due 05/01/2040	400	469
5.930% due 05/01/2060	2,800	3,476

Bombardier, Inc.
6.125% due 01/15/2023	200	171

Boston Scientific Corp.
2.650% due 06/01/2030	1,100	1,173

British Airways Pass-Through Trust
3.800% due 03/20/2033	886	870
4.125% due 03/20/2033	1,421	1,169

Broadcom, Inc.
3.459% due 09/15/2026	504	553
4.250% due 04/15/2026	1,900	2,142
4.300% due 11/15/2032	1,300	1,486
5.000% due 04/15/2030	900	1,064

Cameron LNG LLC
3.302% due 01/15/2035	300	339

Canadian Pacific Railway Co.
6.125% due 09/15/2115	400	609

Carrier Global Corp.
3.377% due 04/05/2040	1,900	1,990

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	500	486

CCO Holdings LLC
4.500% due 08/15/2030	1,700	1,787

Centene Corp.
4.625% due 12/15/2029	500	540

Charter Communications Operating LLC
4.800% due 03/01/2050	1,600	1,838
5.375% due 05/01/2047	2,500	2,967

Children’s Health System of Texas
2.511% due 08/15/2050	1,500	1,426

Cigna Corp.
4.800% due 08/15/2038	2,100	2,611

Citrix Systems, Inc.
3.300% due 03/01/2030	300	321

Comcast Corp.
2.650% due 08/15/2062	2,600	2,486
2.800% due 01/15/2051	500	504
3.969% due 11/01/2047	2,279	2,709
4.700% due 10/15/2048	1,300	1,726
6.400% due 05/15/2038	12	18
6.500% due 11/15/2035	200	304

Community Health Systems, Inc.
8.625% due 01/15/2024	300	299

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	1,415

CoStar Group, Inc.
2.800% due 07/15/2030	600	622

Cox Communications, Inc.
2.950% due 10/01/2050	2,800	2,693

CSN Resources S.A.
7.625% due 04/17/2026	800	804

CVS Health Corp.
2.700% due 08/21/2040	3,300	3,171
5.050% due 03/25/2048	800	1,021

DAE Funding LLC
4.500% due 08/01/2022	100	99

Dell International LLC
4.000% due 07/15/2024	1,100	1,190
4.420% due 06/15/2021	50	51
5.450% due 06/15/2023	2,500	2,742
6.020% due 06/15/2026	600	705

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	257	257

Delta Air Lines, Inc.
4.500% due 10/20/2025	1,000	1,027

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	600	933

Diamondback Energy, Inc.
4.750% due 05/31/2025	400	432

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discovery Communications LLC
4.000% due 09/15/2055		$3,203	$3,239

eBay, Inc.
2.700% due 03/11/2030		600	637

Ecopetrol S.A.
7.375% due 09/18/2043		600	753

Elanco Animal Health, Inc.
5.272% due 08/28/2023		100	107

Eli Lilly and Co.
2.500% due 09/15/2060		1,200	1,134

Enbridge, Inc.
4.500% due 06/10/2044		1,500	1,694

Energy Transfer Operating LP
4.050% due 03/15/2025		1,100	1,156
6.625% due 10/15/2036		500	537
7.500% due 07/01/2038		400	468

Entergy Louisiana LLC
4.200% due 04/01/2050		400	514

Enterprise Products Operating LLC
3.700% due 01/31/2051		1,600	1,584
5.750% due 03/01/2035		200	246

EQM Midstream Partners LP
4.125% due 12/01/2026		400	381

Expedia Group, Inc.
7.000% due 05/01/2025		700	758

Fairstone Financial, Inc.
7.875% due 07/15/2024		500	514

Ferguson Finance PLC
3.250% due 06/02/2030		400	435

Fiserv, Inc.
3.200% due 07/01/2026		400	445

Ford Foundation
2.415% due 06/01/2050		700	721
2.815% due 06/01/2070		1,400	1,466

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		300	332

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		700	693

Garda World Security Corp.
4.625% due 02/15/2027		300	302

General Electric Co.
5.875% due 01/14/2038		100	117
6.750% due 03/15/2032		831	1,045
6.875% due 01/10/2039		444	569

General Motors Co.
5.150% due 04/01/2038		1,900	2,017

Gerdau Trade, Inc.
4.875% due 10/24/2027		900	982

Global Payments, Inc.
2.900% due 05/15/2030		500	536

Globo Comunicacao e Participacoes S.A.
5.125% due 03/31/2027		200	203

GTL Trade Finance, Inc.
5.893% due 04/29/2024		364	399

Hershey Co.
2.650% due 06/01/2050		500	515

Humana, Inc.
3.950% due 08/15/2049		800	949

Huntsman International LLC
4.500% due 05/01/2029		900	1,012

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~		1,400	1,402

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	300	354

IHS Markit Ltd.
4.250% due 05/01/2029		$600	697

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,700	1,767

Johnson & Johnson
2.250% due 09/01/2050		1,800	1,782

Kaiser Foundation Hospitals
4.150% due 05/01/2047		500	639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern
4.200% due 11/15/2069		$200	$215

Kinder Morgan, Inc.
1.555% (US0003M + 1.280%) due 01/15/2023 ~		200	201

Kraft Heinz Foods Co.
3.000% due 06/01/2026		1,000	1,031
4.625% due 01/30/2029		500	557
6.500% due 02/09/2040		800	1,018

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		410	224

Lear Corp.
5.250% due 05/15/2049		500	541

Leidos, Inc.
4.375% due 05/15/2030		400	469

Lockheed Martin Corp.
2.800% due 06/15/2050		800	835

Masco Corp.
7.750% due 08/01/2029		1,118	1,578

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		600	612

Mondelez International Holdings Netherlands BV
2.125% due 09/19/2022		500	516

Moody’s Corp.
0.950% due 02/25/2030	EUR	400	493
2.550% due 08/18/2060		$2,000	1,860

Motorola Solutions, Inc.
2.300% due 11/15/2030		2,500	2,486

MPLX LP
2.650% due 08/15/2030		2,000	1,966

Mylan NV
3.950% due 06/15/2026		2,400	2,700
5.250% due 06/15/2046		100	124

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		400	469
5.750% due 11/15/2041		950	1,295

Newmont Corp.
2.800% due 10/01/2029		1,100	1,193

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		4,700	4,722

Norfolk Southern Corp.
3.155% due 05/15/2055		1,101	1,173

Nutrition & Biosciences, Inc.
3.468% due 12/01/2050		2,900	2,914

NVR, Inc.
3.000% due 05/15/2030		1,200	1,298

NXP BV
3.875% due 06/18/2026		900	1,010

Occidental Petroleum Corp.
7.950% due 06/15/2039		800	751

Oracle Corp.
4.125% due 05/15/2045		1,900	2,288

Owens Corning
3.400% due 08/15/2026		1,300	1,407

PayPal Holdings, Inc.
3.250% due 06/01/2050		500	555

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	532

PerkinElmer, Inc.
3.300% due 09/15/2029		300	334

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		400	416

Pertamina Persero PT
4.175% due 01/21/2050		400	404

Petroleos Mexicanos
6.350% due 02/12/2048		3,684	2,763
6.950% due 01/28/2060		3,228	2,474

Prime Security Services Borrower LLC
6.250% due 01/15/2028		200	203

Prosus NV
4.027% due 08/03/2050		1,100	1,126

PTC, Inc.
4.000% due 02/15/2028		400	412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QVC, Inc.
5.950% due 03/15/2043		$2,100	$2,007

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		1,200	1,172
2.800% due 09/15/2050		1,200	1,125

RELX Capital, Inc.
3.000% due 05/22/2030		400	438

Rockies Express Pipeline LLC
4.800% due 05/15/2030		800	787

Rolls-Royce PLC
3.625% due 10/14/2025		200	185

Royalty Pharma PLC
3.550% due 09/02/2050		1,100	1,066

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		600	677
5.000% due 03/15/2027		1,500	1,689

Sands China Ltd.
5.125% due 08/08/2025		700	766
5.400% due 08/08/2028		1,700	1,897

Saudi Arabian Oil Co.
2.875% due 04/16/2024		400	420
4.375% due 04/16/2049		300	362

Seagate HDD Cayman
4.125% due 01/15/2031		400	432

ServiceNow, Inc.
1.400% due 09/01/2030		2,300	2,242

Southern Co.
3.250% due 07/01/2026		800	893

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		400	356

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		146	132

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	450

Starbucks Corp.
1.300% due 05/07/2022		$400	405

Stryker Corp.
2.900% due 06/15/2050		400	412

Suncor Energy, Inc.
6.500% due 06/15/2038		100	128

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		1,200	1,235

Syngenta Finance NV
4.441% due 04/24/2023		400	423

T-Mobile USA, Inc.
3.000% due 02/15/2041 (b)		2,000	1,979
3.875% due 04/15/2030		400	455

Takeda Pharmaceutical Co. Ltd.
3.375% due 07/09/2060		1,100	1,140
5.000% due 11/26/2028		600	745

TEGNA, Inc.
4.625% due 03/15/2028		500	490

Tencent Holdings Ltd.
3.280% due 04/11/2024		1,100	1,173
3.290% due 06/03/2060		600	612

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,800
7.625% due 04/01/2037		100	133

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		100	97

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		600	575

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,994

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	588

Thomson Reuters Corp.
5.650% due 11/23/2043		$3,500	4,570

Time Warner Cable LLC
5.500% due 09/01/2041		1,297	1,574
5.875% due 11/15/2040		400	499

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	745

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.200% due 10/15/2037		$100	$135
7.250% due 08/15/2038		150	219

Transocean Pontus Ltd.
6.125% due 08/01/2025		234	211

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		174	180

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,272	1,210
4.000% due 10/11/2027		724	712

UnitedHealth Group, Inc.
3.125% due 05/15/2060		1,100	1,183
6.625% due 11/15/2037		1,300	2,053

Vale Overseas Ltd.
3.750% due 07/08/2030		600	618
6.875% due 11/10/2039		1,600	2,109

Verisk Analytics, Inc.
3.625% due 05/15/2050		400	456

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,588	1,764

VMware, Inc.
3.900% due 08/21/2027		700	782

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		600	656

Walt Disney Co.
3.800% due 05/13/2060		2,500	2,902

Western Midstream Operating LP
5.500% due 08/15/2048		600	498

Williams Cos., Inc.
8.750% due 03/15/2032		137	195

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,722

Wyndham Destinations, Inc.
6.350% due 10/01/2025		400	421

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	376

Wynn Macau Ltd.
5.500% due 01/15/2026		500	494

Wynn Resorts Finance LLC
5.125% due 10/01/2029		600	583

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	4,070	26

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$400	394

Zoetis, Inc.
4.450% due 08/20/2048		300	395

			232,469

UTILITIES 9.2%

AEP Texas, Inc.
4.150% due 05/01/2049		400	481

American Water Capital Corp.
4.150% due 06/01/2049		300	377

Appalachian Power Co.
7.000% due 04/01/2038		100	150

Arizona Public Service Co.
2.650% due 09/15/2050		1,300	1,284

AT&T, Inc.
3.300% due 02/01/2052		2,200	2,061
3.500% due 02/01/2061		1,700	1,621
3.650% due 09/15/2059		4,327	4,200
3.850% due 06/01/2060		3,200	3,268
4.500% due 03/09/2048		2,030	2,325

Berkshire Hathaway Energy Co.
5.950% due 05/15/2037		400	569

Blue Racer Midstream LLC
6.125% due 11/15/2022		300	293

British Telecommunications PLC
9.625% due 12/15/2030		400	641

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		400	401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNOOC Finance ULC
4.250% due 04/30/2024		$1,200	$1,326

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038		400	609

Deutsche Telekom AG
3.625% due 01/21/2050		900	1,000

DTE Electric Co.
2.625% due 03/01/2031		300	330

Duke Energy Carolinas LLC
6.450% due 10/15/2032		700	1,000

Duke Energy Corp.
2.450% due 06/01/2030		500	526

Edison International
3.125% due 11/15/2022		600	619

Emera, Inc.
6.750% due 06/15/2076 •		1,400	1,556

Enable Midstream Partners LP
3.900% due 05/15/2024		100	98
4.150% due 09/15/2029		700	650

Enel Finance International NV
2.650% due 09/10/2024		600	637
4.625% due 09/14/2025		200	232
4.875% due 06/14/2029		1,500	1,841

Entergy Arkansas LLC
2.650% due 06/15/2051		800	808

Entergy Corp.
3.750% due 06/15/2050		400	457

Exelon Generation Co. LLC
3.250% due 06/01/2025		400	438

FirstEnergy Corp.
3.400% due 03/01/2050		1,600	1,561
4.850% due 07/15/2047		1,600	1,927

FirstEnergy Transmission LLC
4.350% due 01/15/2025		400	447

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		1,000	1,065

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		2,700	2,702

Kentucky Utilities Co.
3.300% due 06/01/2050		500	546

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		2,300	2,323

NGPL PipeCo LLC
7.768% due 12/15/2037		700	890

Ohio Edison Co.
6.875% due 07/15/2036		1,100	1,555

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)		200	194

ONEOK, Inc.
5.850% due 01/15/2026		2,000	2,302

Pacific Gas & Electric Co.
2.100% due 08/01/2027		700	681
3.250% due 06/15/2023		800	829
3.300% due 12/01/2027		500	515
3.500% due 08/01/2050		1,700	1,541
3.950% due 12/01/2047		1,800	1,671
4.250% due 03/15/2046		500	484
4.550% due 07/01/2030		1,300	1,412
4.950% due 07/01/2050		600	644

Parsley Energy LLC
4.125% due 02/15/2028		200	188

Petrobras Global Finance BV
5.093% due 01/15/2030		2,194	2,308

Plains All American Pipeline LP
5.150% due 06/01/2042		300	284

Progress Energy, Inc.
7.750% due 03/01/2031		400	584

PT Perusahaan Listrik Negara
4.375% due 02/05/2050		500	521

Puget Energy, Inc.
4.100% due 06/15/2030		500	559

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	300	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
9.250% due 07/06/2024	$332	$363

San Diego Gas & Electric Co.
4.300% due 04/01/2042	1,000	1,187

SES S.A.
5.300% due 04/04/2043	1,800	1,858

Shell International Finance BV
3.625% due 08/21/2042	1,100	1,204

Southern California Edison Co.
3.650% due 02/01/2050	200	209
4.650% due 10/01/2043	400	462
4.875% due 03/01/2049	100	121
5.625% due 02/01/2036	200	240
6.000% due 01/15/2034	300	396
6.650% due 04/01/2029	200	248

Sprint Corp.
7.125% due 06/15/2024	300	346
7.250% due 09/15/2021	800	838
7.875% due 09/15/2023	300	344

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,884

Verizon Communications, Inc.
2.625% due 08/15/2026	4,700	5,134
4.125% due 08/15/2046	1,800	2,227
4.672% due 03/15/2055	1,336	1,857

Virginia Electric & Power Co.
8.875% due 11/15/2038	300	554

Vodafone Group PLC
4.250% due 09/17/2050	1,200	1,396
4.875% due 06/19/2049	1,000	1,246

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,894

		82,878

Total Corporate Bonds & Notes (Cost $440,554)		469,308

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.6%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	333

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,304

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,922

		5,559

FLORIDA 0.3%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	2,800	2,839

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,418	3,606

MARYLAND 0.3%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.197% due 07/01/2050	2,200	2,303

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	564

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	$1,700	$2,861

TEXAS 0.3%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	2,400	2,392

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	85	91

Total Municipal Bonds & Notes (Cost $16,802)		20,215

U.S. GOVERNMENT AGENCIES 14.6%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (d)	20,000	17,691
3.980% due 07/01/2021	2,500	2,548
5.625% due 04/17/2028	100	136
6.210% due 08/06/2038	9,643	16,709

Freddie Mac
0.000% due 03/15/2031 (d)	1,100	959
2.500% due 06/25/2034	1,656	1,667
2.750% due 11/25/2029	1,831	1,933
5.000% due 04/15/2038	63	72
6.250% due 07/15/2032	300	470
6.750% due 03/15/2031	1,900	2,968

Ginnie Mae
3.500% due 11/20/2044	1,611	1,818
4.000% due 06/20/2048	449	480
5.500% due 10/20/2037	609	775

Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,692

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 04/15/2030 (d)	16,400	15,270

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	2,300	2,060

Small Business Administration
5.290% due 12/01/2027	63	68

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	4,040	4,427
4.000% due 10/01/2047 - 06/01/2049	459	495

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050 - 12/01/2050	52,250	54,684
3.000% due 11/01/2050	2,800	2,934
4.000% due 11/01/2050	980	1,046

Total U.S. Government Agencies (Cost $117,718)		131,902

U.S. TREASURY OBLIGATIONS 43.2%

U.S. Treasury Bonds
1.250% due 05/15/2050 (i)	85,500	81,045
1.375% due 08/15/2050	10,100	9,884
2.000% due 02/15/2050 (i)(k)	27,000	30,546
2.375% due 11/15/2049 (i)	96,680	118,067
2.750% due 08/15/2042 (k)	600	769
2.875% due 05/15/2043 (k)(m)	1,637	2,138
2.875% due 05/15/2049 (k)(m)	19,770	26,475
3.000% due 08/15/2048 (i)(k)(m)	12,712	17,329
3.125% due 02/15/2043 (k)	23,100	31,307
3.125% due 05/15/2048 (k)(m)	3,103	4,315
4.375% due 11/15/2039 (m)	40	62

U.S. Treasury Notes
0.625% due 08/15/2030	1,620	1,611
1.500% due 02/15/2030 (i)	6,800	7,335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 08/15/2029 (i)	$6,575	$7,158
1.750% due 11/15/2029 (i)	485	534

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)	500	431
0.000% due 08/15/2040 (d)	4,500	3,530
0.000% due 11/15/2040 (d)	12,200	9,535
0.000% due 08/15/2042 (d)	2,600	1,943
0.000% due 05/15/2043 (d)	5,800	4,243
0.000% due 11/15/2043 (d)	1,000	723
0.000% due 11/15/2044 (d)(k)	13,200	9,313
0.000% due 05/15/2046 (d)(k)	8,700	5,958
0.000% due 08/15/2047 (d)	22,500	15,058

Total U.S. Treasury Obligations (Cost $327,939)		389,309

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

American Home Mortgage Investment Trust
0.728% due 11/25/2045 •	1,061	985

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,247
5.122% due 08/10/2035 ~	700	767

Bear Stearns Adjustable Rate Mortgage Trust
3.696% due 01/25/2035 ~	2	2

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •	2,051	2,037

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	806	817
4.023% due 03/25/2034 ~	46	47

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058	1,543	1,556

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~	1,349	1,359
3.120% due 12/26/2059 ~	682	688
3.322% due 10/25/2058 ~	915	924
3.412% due 04/25/2043 ~	2,315	2,317

DBUBS Mortgage Trust
1.501% due 07/12/2044 •	99	99

Downey Savings & Loan Association Mortgage Loan Trust
3.353% due 07/19/2044 ~	29	28

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •	994	810

IndyMac Mortgage Loan Trust
0.328% due 07/25/2047 •	93	72
0.338% due 04/25/2037 •	1,509	1,387

Merrill Lynch Mortgage Investors Trust
3.231% due 11/25/2035 •	611	601

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,425	1,501
4.500% due 05/25/2058 ~	272	295

RBSSP Resecuritization Trust
3.296% due 12/25/2035 ~	154	154

Structured Adjustable Rate Mortgage Loan Trust
3.170% due 02/25/2034 ~	7	7

Structured Asset Mortgage Investments Trust
0.338% due 07/25/2046 ^•	44	34
0.368% due 05/25/2036 •	71	60

WaMu Mortgage Pass-Through Certificates Trust
0.518% due 05/25/2034 •	935	797
0.568% due 06/25/2044 •	98	94
2.182% due 08/25/2046 •	535	503
3.046% due 01/25/2037 ^~	721	674

Total Non-Agency Mortgage-Backed Securities (Cost $19,503)		19,862

ASSET-BACKED SECURITIES 1.7%

Accredited Mortgage Loan Trust
1.018% due 01/25/2035 •	593	571

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	552	554

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	679	682

Countrywide Asset-Backed Certificates
0.618% due 04/25/2036 •	1,800	1,630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
0.848% due 11/25/2035 •		$1,155	$1,154

Equifirst Loan Securitization Trust
0.318% due 04/25/2037 •		989	933

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		764	773

HSI Asset Securitization Corp. Trust
0.308% due 05/25/2037 •		157	155

IXIS Real Estate Capital Trust
0.778% due 02/25/2036 •		243	244

JPMorgan Mortgage Acquisition Corp.
0.853% due 09/25/2035 •		400	387

JPMorgan Mortgage Acquisition Trust
0.368% due 07/25/2036 •		1,104	1,102
0.598% due 11/25/2036 •		1,615	1,567

LCM LP
1.152% due 04/20/2028 •		600	596

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		1,536	1,578

Securitized Asset-Backed Receivables LLC Trust
0.388% due 03/25/2036 •		715	700

SLM Student Loan Trust
1.745% due 04/25/2023 •		67	66

Structured Asset Investment Loan Trust
0.298% due 06/25/2036 •		701	687

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		298	299
1.148% due 10/25/2059 •		232	232
2.900% due 10/25/2059 ~		859	911

Total Asset-Backed Securities (Cost $14,290)			14,821

SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,287	9

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		$2,100	2,037

Israel Government International Bond
3.875% due 07/03/2050		900	1,085

Mexico Government International Bond
4.600% due 01/23/2046		534	575

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,300	424
6.350% due 08/12/2028		1,300	435

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		$700	722

Qatar Government International Bond
4.000% due 03/14/2029		1,000	1,171
4.500% due 04/23/2028		400	479

Saudi Government International Bond
2.900% due 10/22/2025		4,300	4,601
4.625% due 10/04/2047		1,800	2,205

Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,577

Total Sovereign Issues (Cost $14,155)			15,320

		SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.9%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		400,000	485

Bank of America Corp.
4.300% due 01/28/2025 •(e)		1,900,000	1,845

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)		500,000	532

JPMorgan Chase & Co.
3.545% (US0003M + 3.320%) due 01/01/2021 ~(e)		2,400,000	2,226
4.000% due 04/01/2025 •(e)		1,900,000	1,797
4.600% due 02/01/2025 •(e)		2,000,000	1,963

			8,848

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(e)	2,100,000	$2,384

Total Preferred Securities (Cost $11,434)		11,232

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (h) 0.0%
		324

Total Short-Term Instruments (Cost $324)		324

Total Investments in Securities (Cost $969,892)		1,079,395

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	1,363,895	$13,449

Total Short-Term Instruments (Cost $13,449)		13,449

Total Investments in Affiliates (Cost $13,449)		13,449

Total Investments 121.3% (Cost $983,341)		$1,092,844

Financial Derivative Instruments (j)(l) 0.5% (Cost or Premiums, net $4,269)		4,842

Other Assets and Liabilities, net (21.8)%		(196,411)

Net Assets 100.0%		$901,275

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	7.500%	04/02/2032	02/11/2020	$7,335	$7,692	0.85%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$324	U.S. Treasury Notes 1.750% due 07/31/2021	$(331)	$324	$324

Total Repurchase Agreements						$(331)	$324	$324

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
GRE	0.170%	09/15/2020	10/15/2020	$(3,727)	$(3,728)
JPS	0.110	09/03/2020	10/15/2020	(27,980)	(27,982)
SGY	0.150	09/21/2020	10/21/2020	(10,209)	(10,209)

Total Reverse Repurchase Agreements					$(41,919)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.050%	09/23/2020	10/07/2020	$(538)	$(538)
	0.060	09/21/2020	10/05/2020	(4,477)	(4,477)
	0.060	09/29/2020	10/02/2020	(77,550)	(77,550)
	0.070	09/23/2020	10/07/2020	(2,702)	(2,702)
BOS	0.100	09/21/2020	10/19/2020	(7,363)	(7,363)
	0.150	09/22/2020	10/06/2020	(1,629)	(1,629)
BPG	0.160	09/22/2020	10/06/2020	(8,196)	(8,197)

Total Sale-Buyback Transactions					$(102,456)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Ginnie Mae, TBA	4.000%	10/01/2050	$900	$(957)	$(957)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2050	1,700	(1,793)	(1,795)

Total Short Sales (0.3)%				$(2,750)	$(2,752)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$324	$0	$0	$324	$(331)	$(7)
GRE	0	(3,728)	0	(3,728)	3,664	(64)
JPS	0	(27,982)	0	(27,982)	27,778	(204)
DEU	0	0	0	0	(73)	(73)
SGY	0	(10,209)	0	(10,209)	10,014	(195)

Master Securities Forward Transaction Agreement
BCY	0	0	(85,267)	(85,267)	83,756	(1,511)
BOS	0	0	(8,992)	(8,992)	8,948	(44)
BPG	0	0	(8,197)	(8,197)	8,060	(137)

Total Borrowings and Other Financing Transactions	$324	$(41,919)	$(102,456)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(41,919)	$0	$0	$(41,919)

Total	$0	$(41,919)	$0	$0	$(41,919)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(102,456)	0	0	(102,456)

Total	$0	$(102,456)	$0	$0	$(102,456)

Total Borrowings	$0	$(144,375)	$0	$0	$(144,375)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(144,375)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(i)	Securities with an aggregate market value of $142,555 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(98,382) at a weighted average interest rate of 0.144%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $1 of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	175	$43,643	$525	$2	$0
90-Day Eurodollar March Futures	03/2021	77	19,212	96	1	0
E-mini S&P 500 Index December Futures	12/2020	2,109	353,468	(66)	1,930	0
Euro-Bund 10-Year Bond December Futures	12/2020	42	8,594	47	12	(17)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	61	13,531	(207)	0	(122)

				$395	$1,945	$(139)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	48	$(6,698)	$(7)	$12	$0
U.S. Treasury 30-Year Bond December Futures	12/2020	246	(43,365)	368	231	0

				$361	$243	$0

Total Futures Contracts				$756	$2,188	$(139)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2023	0.483%	$	1,100	$4	$15	$19	$0	$0
AT&T, Inc.	1.000	Quarterly	12/20/2020	0.340		4,100	27	(20)	7	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.676		1,300	(5)	21	16	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.717		1,500	24	(6)	18	1	0
Atlantia SPA	1.000	Quarterly	06/20/2025	2.692	EUR	300	(23)	(3)	(26)	0	(2)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.126	$	700	13	(2)	11	0	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.669		500	1	6	7	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		600	(27)	26	(1)	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		300	0	(3)	(3)	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		2,100	(33)	(3)	(36)	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.300		1,100	16	(10)	6	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.422		400	7	3	10	0	0
Newell Brands, Inc.	1.000	Quarterly	12/20/2022	0.629		300	1	2	3	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.427		200	3	2	5	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	1,000	(166)	(26)	(192)	0	(5)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.202	$	1,400	22	3	25	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2023	0.645	EUR	500	2	4	6	0	0

							$(134)	$9	$(125)	$3	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$1,500	$(63)	$(1)	$(64)	$0	$(3)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$	372	$(16)	$5	$(11)	$0	$0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		475	(50)	32	(18)	1	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		200	(13)	0	(13)	1	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		3,830	56	(24)	32	3	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		47,000	(160)	(460)	(620)	62	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		54,600	914	(526)	388	21	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		7,700	186	(23)	163	5	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	113,000	2,627	(261)	2,366	62	0

						$3,544	$(1,257)	$2,287	$155	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	11,400	$(314)	$(68)	$(382)	$15	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		400	(47)	17	(30)	3	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	10,500	0	179	179	0	(3)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		10,500	92	211	303	0	(4)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		2,000	(78)	147	69	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	07/13/2025	CNY	2,000	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.655	Quarterly	07/13/2025		48,500	0	9	9	0	(4)
Pay	3-Month USD-LIBOR	3.060	Semi-Annual	12/07/2023	$	1,200	10	109	119	0	0
Pay	3-Month USD-LIBOR	1.660	Semi-Annual	12/31/2024		1,600	(2)	101	99	0	(1)
Pay	3-Month USD-LIBOR	3.180	Semi-Annual	10/15/2028		800	(3)	179	176	0	(2)
Pay	UKRPI	3.695	Maturity	12/15/2028	GBP	400	0	32	32	0	(1)
Pay	UKRPI	3.718	Maturity	12/15/2028		400	0	33	33	0	(1)
Pay	UKRPI	3.585	Maturity	10/15/2046		150	0	69	69	0	(6)

							$(342)	$1,018	$676	$18	$(23)

Total Swap Agreements							$3,005	$(231)	$2,774	$176	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$2,188	$176	$2,364	$0	$(139)		$(33)	$(172)

(k)

Securities with an aggregate market value of $39,064 and cash of $4,359 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	RUB	13,007		$164	$0	$(3)

BPS	10/2020	GBP	706		910	0	(1)
	10/2020	JPY	966,800		9,157	0	(10)
	10/2020		$1,829	JPY	193,867	10	0
	10/2020		480	RUB	34,249	0	(39)
	11/2020		9,160	JPY	966,800	10	0

CBK	10/2020	EUR	1,116		$1,312	4	0
	10/2020	GBP	4,057		5,362	127	0
	10/2020		$818	RUB	58,821	0	(61)
	12/2020	PEN	3,014		$856	19	0

GLM	10/2020		$334	RUB	24,102	0	(24)
	11/2020		139		10,290	0	(7)

HUS	10/2020	EUR	5,044		$6,010	96	0
	10/2020		$1,425	JPY	151,502	11	0

MYI	10/2020		1,769		187,568	10	0

SCX	11/2020	EUR	6,160		$7,228	1	0

SOG	11/2020		$132	RUB	9,830	0	(6)

TOR	10/2020	CAD	2,357		$1,802	32	0
	10/2020		$1,620	JPY	171,737	8	0

UAG	10/2020		2,467		262,126	19	0
	11/2020		1,665	NOK	14,790	0	(79)
	11/2020		191	RUB	14,210	0	(9)

Total Forward Foreign Currency Contracts						$347	$(239)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.320%	01/18/2021	2,300	$79	$6

Total Purchased Options							$79	$6

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000%	11/18/2020	1,200	$ (6)	$ (9)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,300	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	7,000	(8)	(16)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	4,500	(8)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,400	(4)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	5,000	(4)	(1)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800%	10/21/2020	1,200	$ (1)	$ (1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	2,500	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	2,500	(4)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,200	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,200	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,200	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	3,300	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,200	(3)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	3,300	(4)	(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,100	(2)	(2)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	2,900	(20)	(26)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	6,600	(12)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,400	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,000	(2)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,700	(3)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,200	(9)	(19)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,100	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,100	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,100	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,200	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,200	(3)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	900	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,600	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,300	(3)	(3)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,900	(2)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,100	(5)	(4)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,300	(2)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,400	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,900	(5)	(12)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,600	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,000	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,700	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	3,000	(7)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	3,000	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	3,000	(4)	(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	2,700	(6)	(5)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,300	(3)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,300	(2)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,300	(2)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,200	(2)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	2,600	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,500	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,500	(4)	(7)

GST	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000	11/18/2020	1,200	(6)	(9)
	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	900	(5)	(8)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	1,000	(1)	(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	2,300	(2)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	2,300	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	900	(1)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	3,500	(4)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	900	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,200	(10)	(22)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,200	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,200	(4)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	900	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	2,600	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,200	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500%	10/21/2020	1,000	$(1)	$0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,200	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,200	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	2,800	(5)	(6)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,100	(2)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,400	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	2,600	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	2,600	(5)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,400	(6)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,000	(2)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	2,300	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	2,300	(4)	(4)

						$(280)	$(312)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.880%	10/01/2020	1,400	$ (10)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	10/01/2020	1,400	(10)	0

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.210	01/15/2021	4,100	(38)	0

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.874	10/08/2020	1,100	(10)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.214	10/08/2020	1,100	(11)	(4)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.910	10/13/2020	1,200	(10)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.230	10/13/2020	1,200	(10)	(5)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/16/2020	1,200	(9)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/16/2020	1,200	(9)	(5)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.930	10/21/2020	1,300	(10)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.185	10/21/2020	1,300	(10)	(15)

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.210	01/15/2021	4,900	(46)	0
	Call - OTC 30-Year Interest Rate Swap		Receive	0.860	12/30/2020	1,300	(22)	(21)
	Put - OTC 30-Year Interest Rate Swap		Pay	1.400	12/30/2020	1,300	(22)	(26)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.920	10/14/2020	1,300	(11)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190	10/14/2020	1,300	(11)	(10)

							$(249)	$(92)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	500	$(4)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	2,200	(17)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	2,100	(14)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	1,400	(10)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	2,100	(17)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,700	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,700	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,300	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,000	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,400	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	2,000	(8)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	2,000	(8)	(2)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	600	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	1,700	(2)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	1,300	(5)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	2,400	(14)	(11)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,500	(7)	(15)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,500	(6)	(6)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,600	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	1,000	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	1,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	2,100	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	2,000	(6)	0

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$103.102	10/07/2020	1,200	$(3)	$(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	2,100	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	1,200	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	1,400	(6)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	1,250	(9)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	1,250	(9)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	1,400	(4)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	1,200	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,500	(6)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	600	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	600	(1)	(1)

					$(231)	$(117)

Total Written Options					$(760)	$(521)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2021	0.260%	$	800	$(8)	$12	$4	$0

BPS	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.083		400	(16)	19	3	0
	China Government International Bond	1.000	Quarterly	12/20/2021	0.109		1,400	(3)	19	16	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.260		600	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123		100	(2)	1	0	(1)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.667		400	(2)	8	6	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.688		400	(11)	15	4	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.260		700	(6)	10	4	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892		100	(1)	2	1	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		9,100	(221)	112	0	(109)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893		800	(2)	5	3	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479		800	12	6	18	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.493		300	4	2	6	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114		100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123		100	(2)	2	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.399		1,500	9	7	16	0

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892		3,200	(37)	54	17	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968		300	(4)	4	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232		300	(3)	0	0	(3)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2025	0.927		900	6	(2)	4	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761		1,800	(75)	(37)	0	(112)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979		500	(8)	8	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123		300	(4)	3	0	(1)

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.742		300	(5)	7	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232		700	(4)	(3)	0	(7)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494		500	(7)	(5)	0	(12)

								$(395)	$257	$107	$(245)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	900	$73	$(26)	$47	$0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		700	59	(23)	36	0
	CDX.HY-33 5-Year Index 35-100%	5.000	Quarterly	12/20/2024		8,284	1,379	19	1,398	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,900	273	(122)	151	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	14	(7)	7	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		300	35	(15)	20	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		600	58	(27)	31	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		2,700	436	(241)	195	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		100	13	(6)	7	0

							$2,340	$(448)	$1,892	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	S&P 500 Total Return Index	7,175	0.492% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/07/2020	$	49,643	$0	$(57)	$0	$(57)
	Receive	S&P 500 Total Return Index	1,516	0.419% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/14/2020		10,172	0	310	310	0

CBK	Receive	S&P 500 Total Return Index	4,085	0.202% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/13/2021		28,264	0	(13)	0	(13)
	Receive	S&P 500 Total Return Index	6,893	0.352% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/24/2021		47,053	0	613	613	0
	Receive	S&P 500 Total Return Index	7,625	0.253% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/15/2021		50,440	0	2,289	2,289	0
	Receive	S&P 500 Total Return Index	3,374	0.387% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/15/2021		23,491	0	(150)	0	(150)

FAR	Receive	S&P 500 Total Return Index	1,416	(0.127)% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020		9,367	0	433	433	0
	Receive	S&P 500 Total Return Index	4,349	0.417% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/17/2021		30,279	0	(194)	0	(194)
	Receive	S&P 500 Total Return Index	8,734	0.273% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/21/2021		57,776	0	2,620	2,620	0

FBF	Receive	S&P 500 Total Return Index	10,298	0.331% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/03/2021		74,064	0	(2,834)	0	(2,834)

HUS	Receive	S&P 500 Total Return Index	2,043	0.223% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/13/2021		13,515	0	614	614	0
	Receive	S&P 500 Total Return Index	7,022	0.383% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/19/2021		48,915	0	(352)	0	(352)
	Receive	S&P 500 Total Return Index	5,598	0.306% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021		39,154	0	(427)	0	(427)
	Receive	S&P 500 Total Return Index	6,331	0.326% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/23/2021		44,281	0	(484)	0	(484)
	Receive	S&P 500 Total Return Index	3,085	0.371% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/11/2021		22,404	0	(1,065)	0	(1,065)

									$0	$1,303	$6,879	$(5,576)

Total Swap Agreements									$1,945	$1,112	$8,878	$(5,821)

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$51	$51	$(3)	$(60)	$0	$(63)	$(12)	$0	$(12)
BPS	20	0	332	352	(50)	(86)	(58)	(194)	158	(3,730)	(3,572)
BRC	0	0	42	42	0	(12)	(109)	(121)	(79)	0	(79)
CBK	150	0	4,352	4,502	(61)	0	(163)	(224)	4,278	(5,340)	(1,062)
DUB	0	0	0	0	0	(31)	0	(31)	(31)	(60)	(91)
FAR	0	0	3,053	3,053	0	(38)	(194)	(232)	2,821	(2,005)	816
FBF	0	0	0	0	0	(28)	(2,834)	(2,862)	(2,862)	3,524	662
GLM	0	6	17	23	(31)	(34)	0	(65)	(42)	0	(42)
GST	0	0	182	182	0	(79)	(115)	(194)	(12)	0	(12)
HUS	107	0	614	721	0	0	(2,329)	(2,329)	(1,608)	3,069	1,461
JPM	0	0	233	233	0	(84)	0	(84)	149	(280)	(131)
MYC	0	0	2	2	0	(69)	(19)	(88)	(86)	(63)	(149)
MYI	10	0	0	10	0	0	0	0	10	0	10
SCX	1	0	0	1	0	0	0	0	1	0	1
SOG	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
TOR	40	0	0	40	0	0	0	0	40	0	40
UAG	19	0	0	19	(88)	0	0	(88)	(69)	0	(69)

Total Over the Counter	$347	$6	$8,878	$9,231	$(239)	$(521)	$(5,821)	$(6,581)

(m)

Securities with an aggregate market value of $6,760 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1,930	$0	$258	$2,188
Swap Agreements	0	158	0	0	18	176

	$0	$158	$1,930	$0	$276	$2,364

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$347	$0	$347
Purchased Options	0	0	0	0	6	6
Swap Agreements	0	1,999	6,879	0	0	8,878

	$0	$1,999	$6,879	$347	$6	$9,231

	$0	$2,157	$8,809	$347	$282	$11,595

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$139	$139
Swap Agreements	0	10	0	0	23	33

	$0	$10	$0	$0	$162	$172

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$239	$0	$239
Written Options	0	312	0	0	209	521
Swap Agreements	0	245	5,576	0	0	5,821

	$0	$557	$5,576	$239	$209	$6,581

	$0	$567	$5,576	$239	$371	$6,753

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$107,005	$0	$499	$107,504
Swap Agreements	0	610	0	0	(7,310)	(6,700)

	$0	$610	$107,005	$0	$(6,811)	$100,804

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(595)	$0	$(595)
Purchased Options	0	0	0	(311)	(1)	(312)
Written Options	0	100	0	0	351	451
Swap Agreements	0	347	59,534	0	0	59,881

	$0	$447	$59,534	$(906)	$350	$59,425

	$0	$1,057	$166,539	$(906)	$(6,461)	$160,229

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$2,106	$0	$(645)	$1,461
Swap Agreements	0	364	0	0	8,280	8,644

	$0	$364	$2,106	$0	$7,635	$10,105

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$244	$0	$244
Purchased Options	0	0	0	310	(36)	274
Written Options	0	566	0	0	226	792
Swap Agreements	0	677	44,712	0	0	45,389

	$0	$1,243	$44,712	$554	$190	$46,699

	$0	$1,607	$46,818	$554	$7,825	$56,804

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,594	$1,508	$7,102
Corporate Bonds & Notes
Banking & Finance	0	153,961	0	153,961
Industrials	0	232,469	0	232,469
Utilities	0	82,878	0	82,878
Municipal Bonds & Notes
California	0	5,559	0	5,559
Florida	0	2,839	0	2,839
Georgia	0	3,606	0	3,606
Maryland	0	2,303	0	2,303
New York	0	564	0	564
Ohio	0	2,861	0	2,861
Texas	0	2,392	0	2,392
West Virginia	0	91	0	91
U.S. Government Agencies	0	131,902	0	131,902
U.S. Treasury Obligations	0	389,309	0	389,309
Non-Agency Mortgage-Backed Securities	0	19,862	0	19,862
Asset-Backed Securities	0	14,821	0	14,821
Sovereign Issues	0	15,320	0	15,320
Preferred Securities
Banking & Finance	0	8,848	0	8,848
Utilities	0	2,384	0	2,384
Short-Term Instruments
Repurchase Agreements	0	324	0	324

	$0	$1,077,887	$1,508	$1,079,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,449	$0	$0	$13,449

Total Investments	$13,449	$1,077,887	$1,508	$1,092,844

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,752)	$0	$(2,752)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,188	176	0	2,364
Over the counter	0	9,231	0	9,231

	$2,188	$9,407	$0	$11,595

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(139)	(33)	0	(172)
Over the counter	0	(6,560)	(21)	(6,581)

	$(139)	$(6,593)	$(21)	$(6,753)

Total Financial Derivative Instruments	$2,049	$2,814	$(21)	$4,842

Totals	$15,498	$1,077,949	$1,487	$1,094,934

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Schedule of Investments PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$998

Total Loan Participations and Assignments (Cost $999)			998

CORPORATE BONDS & NOTES 13.5%

BANKING & FINANCE 11.4%

Banco del Estado de Chile
4.125% due 10/07/2020		7,459	7,476

Barclays Bank PLC
10.179% due 06/12/2021		9,477	9,972

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		2,568	2,576
7.125% due 06/15/2025 •(f)(g)	GBP	500	674
8.000% due 12/15/2020 •(f)(g)	EUR	500	593

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		$2,629	2,644
3.200% due 10/21/2026		550	607

Cooperatieve Rabobank UA
2.500% due 01/19/2021		1,509	1,519

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(g)		1,078	1,169

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	277

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		3,607	3,548
4.250% due 10/14/2021		4,891	5,030

Equitable Holdings, Inc.
4.350% due 04/20/2028		917	1,046

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	856	1,043

Ford Motor Credit Co. LLC
2.826% (US0003M + 2.550%) due 01/07/2021 ~		$500	498
3.087% due 01/09/2023		300	295
3.550% due 10/07/2022		1,006	998

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		1,956	1,958

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		575	573
4.292% due 09/12/2026 •		791	882

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		500	520

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		2,201	2,220
1.494% (US0003M + 1.230%) due 10/24/2023 ~		61	62
3.125% due 01/23/2025		550	600
3.797% due 07/23/2024 •		856	928
3.900% due 07/15/2025		428	485

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		791	814
7.500% due 09/27/2025 •(f)(g)		2,323	2,475

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		1,284	1,332

Nationwide Building Society
4.363% due 08/01/2024 •		1,294	1,404

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	359	436
1.775% (US0003M + 1.550%) due 06/25/2024 ~		$1,406	1,413
4.519% due 06/25/2024 •		1,006	1,085
4.892% due 05/18/2029 •		300	349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 08/10/2025 •(f)(g)		$600	$667
8.625% due 08/15/2021 •(f)(g)		575	591

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		428	432
2.650% due 07/13/2022		1,039	1,051
3.650% due 09/21/2021		367	374

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		647	718
4.796% due 11/15/2024 •		1,529	1,685

Santander UK PLC
2.875% due 06/18/2024		1,284	1,372

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		1,712	1,718

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (c)		7,276	2,362

UBS AG
4.750% due 02/12/2026 •(g)	EUR	200	238
5.125% due 05/15/2024 (g)		$1,406	1,552
7.625% due 08/17/2022 (g)		600	668

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		2,384	2,401

Wells Fargo & Co.
3.000% due 04/22/2026		794	864

			74,194

INDUSTRIALS 2.0%

AbbVie, Inc.
3.250% due 10/01/2022		766	801
5.000% due 12/15/2021		936	976

BAT Capital Corp.
3.222% due 08/15/2024		61	65

BAT International Finance PLC
3.950% due 06/15/2025		550	612

Charter Communications Operating LLC
4.464% due 07/23/2022		489	518
4.908% due 07/23/2025		978	1,132

Comcast Corp.
3.950% due 10/15/2025		710	815

CSN Resources S.A.
7.625% due 02/13/2023		250	259

CVS Pass-Through Trust
6.943% due 01/10/2030		473	564

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		1,131	1,137

Imperial Brands Finance PLC
3.125% due 07/26/2024		400	423
3.500% due 07/26/2026		200	217

Kraft Heinz Foods Co.
5.000% due 07/15/2035		61	70
5.200% due 07/15/2045		122	134

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		428	429

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		300	304
3.522% due 09/17/2025		900	911
4.345% due 09/17/2027		300	302
4.810% due 09/17/2030		200	201

Reynolds American, Inc.
4.000% due 06/12/2022		61	64

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,631	36

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		$2,323	2,404
3.375% due 11/30/2021		367	377

			12,751

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UTILITIES 0.1%

Petrobras Global Finance BV
5.093% due 01/15/2030	$968	$1,019

Total Corporate Bonds & Notes (Cost $84,937)		87,964

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	430	781

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	305	525

		1,306

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	245	350

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	94	102

		452

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	25	25

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	60	91

WASHINGTON 0.5%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,205	2,811

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	160	171

Total Municipal Bonds & Notes (Cost $3,761)		4,856

U.S. GOVERNMENT AGENCIES 35.0%

Fannie Mae
0.375% due 08/25/2025	14,886	14,843
0.498% due 07/25/2037 •	42	42
0.525% due 09/25/2042 •	22	22
0.528% due 07/25/2037 •	66	67
0.548% due 09/25/2035 •	168	169
0.558% due 09/25/2035 •	314	316
0.748% due 01/25/2051 •	83	84
0.868% due 06/25/2037 •	575	586
2.230% due 07/01/2035 •	1	1
2.546% due 09/01/2035 •	9	9
2.700% due 06/01/2035 •	6	6
2.722% due 06/01/2034 •	15	15
2.927% due 11/01/2035 •	2	2
3.738% due 12/01/2033 •	1	1
3.780% due 06/01/2035 •	4	4
3.819% due 12/01/2033 •	6	6
3.890% due 07/01/2021	1,406	1,421
4.000% due 04/25/2041	10,196	11,148

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.532% due 03/15/2037 •	$527	$530
0.852% due 08/15/2037 •	778	795
0.862% due 10/15/2037 •	133	135
0.872% due 05/15/2037 - 09/15/2037 •	896	912
2.857% due 06/01/2035 •	11	12
2.930% due 11/01/2034 •	6	7
4.000% due 01/01/2048 - 03/01/2049	329	352
5.000% due 05/01/2023 - 01/01/2039	1,161	1,331
5.500% due 01/01/2035 - 03/01/2039	231	269
6.000% due 08/01/2027 - 12/01/2037	84	95

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	4,075	4,629
6.000% due 07/15/2037 - 08/15/2037	30	34

Ginnie Mae, TBA
5.000% due 10/01/2050	6,000	6,532

Small Business Administration
4.430% due 05/01/2029	134	146
5.520% due 06/01/2024	1	1

Uniform Mortgage-Backed Security
3.500% due 01/01/2048 - 07/01/2048	21,895	23,128
4.000% due 01/01/2025 - 06/01/2026	193	205
4.500% due 05/01/2023 - 02/01/2044	11,820	13,272
5.000% due 11/01/2025 - 01/01/2029	47	52
5.500% due 11/01/2021 - 09/01/2041	6,504	7,510
6.000% due 03/01/2021 - 05/01/2041	4,487	5,275

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	20,391	20,992
2.500% due 11/01/2050	60,800	63,642
3.000% due 11/01/2050	30,800	32,274
5.000% due 10/01/2050	15,000	16,438

Total U.S. Government Agencies (Cost $222,474)		227,310

U.S. TREASURY OBLIGATIONS 79.1%

U.S. Treasury Bonds
2.750% due 08/15/2047	1,406	1,826
3.000% due 08/15/2048	428	583
3.000% due 02/15/2049	15,554	21,266
4.375% due 05/15/2040	9,429	14,804
4.625% due 02/15/2040	5,625	9,060

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	14,068	14,317
0.375% due 07/15/2023	18,649	19,563
0.625% due 07/15/2021	4,990	5,065
0.625% due 02/15/2043	562	692
1.000% due 02/15/2046	2,875	3,876
1.000% due 02/15/2048	5,922	8,162
1.000% due 02/15/2049 (i)	2,100	2,928
1.375% due 02/15/2044	3,354	4,767

U.S. Treasury Notes
1.625% due 02/15/2026 (m)	2,688	2,875
1.750% due 12/31/2024 (k)(m)	8,816	9,383
1.875% due 08/31/2022 (k)(m)	53,301	55,073
2.000% due 07/31/2022 (i)(k)	82,826	85,650
2.375% due 05/15/2029 (m)	5,200	5,984
2.625% due 12/31/2025 (m)	10,574	11,851
2.625% due 02/15/2029 (i)	163,600	191,080
3.000% due 09/30/2025 (m)	28,120	31,914
3.000% due 10/31/2025 (m)	11,968	13,603

Total U.S. Treasury Obligations (Cost $458,855)		514,322

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

Adjustable Rate Mortgage Trust
0.348% due 08/25/2036 •		$642	$646

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •		2	2

Banc of America Funding Trust
3.539% due 06/25/2034 ~		4	4
3.676% due 05/25/2035 ~		2	2

Banc of America Mortgage Trust
3.117% due 07/25/2035 ^~		263	256
4.297% due 05/25/2033 ~		5	5

Bear Stearns Adjustable Rate Mortgage Trust
3.195% due 11/25/2034 ~		24	24
3.429% due 11/25/2034 ~		4	4
3.728% due 12/25/2035 ~		8	8

Bear Stearns ALT-A Trust
0.588% due 04/25/2035 •		174	175
2.989% due 10/25/2035 ^~		1,032	970
3.251% due 09/25/2035 ^~		443	350

Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~		197	176
3.672% due 12/25/2035 ^~		247	241
6.000% due 12/25/2036		153	109

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		4	4
2.570% due 05/25/2035 •		6	6

Countrywide Alternative Loan Trust
0.318% due 11/25/2036 •		493	520
0.338% due 09/25/2046 ^•		1,077	1,009
0.428% due 02/25/2037 •		114	101
5.500% due 07/25/2035 ^		4	4
6.000% due 05/25/2037 ^		1,418	885

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•		4	4
3.597% due 02/20/2035 ~		11	11
3.735% due 11/25/2034 ~		227	226

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.478% due 02/25/2036 •		2,492	2,410

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~		8	8
3.568% due 11/25/2035 ^~		464	447
3.681% due 09/25/2035 ~		6	6
6.000% due 02/25/2036 ^		3,916	2,568
6.000% due 07/25/2037 ^		960	861

HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^•		151	136
0.396% due 12/19/2036 ^•		2,186	2,011
0.596% due 05/19/2035 •		8	7
0.636% due 06/19/2035 •		1,062	1,038
3.170% due 06/19/2036 ^~		852	539

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	4,107	5,301

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 ^•		$1,226	1,169
3.569% due 06/25/2036 ~		2,098	1,905

JPMorgan Alternative Loan Trust
3.581% due 05/25/2036 ^~		1,070	823

JPMorgan Mortgage Trust
2.985% due 10/25/2036 ~		97	82
3.044% due 07/25/2035 ~		80	81
3.358% due 02/25/2035 ~		1	1
3.382% due 10/25/2036 ^~		574	503
5.750% due 01/25/2036 ^		29	21

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		939	959

MASTR Adjustable Rate Mortgages Trust
2.716% due 07/25/2035 ^~		176	165

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •		26	25
0.632% due 06/15/2030 •		1	1

Merrill Lynch Alternative Note Asset Trust
0.448% due 03/25/2037 •		1,149	457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •		$20	$20
0.398% due 11/25/2035 •		20	19
2.847% due 05/25/2033 ~		17	17
3.253% due 09/25/2035 ^~		490	450

Mortgage Equity Conversion Asset Trust
0.630% due 05/25/2042 •		1,759	1,567

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		40	28

Prime Mortgage Trust
6.000% due 06/25/2036 ^		482	475

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2037 •		1,029	924
0.318% due 01/25/2037 •		1,948	1,724
0.328% due 07/25/2036 •		3,191	1,827
0.333% due 08/25/2036 •		1,959	1,772
0.338% due 07/25/2036 •		1,870	1,829
0.338% due 09/25/2036 ^•		3,285	3,020

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 10/25/2035 •		19	19
2.419% due 01/25/2035 ^•		17	16
3.170% due 02/25/2034 ~		12	12

Structured Asset Mortgage Investments Trust
0.428% due 02/25/2036 ^•		13	12

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•		887	776

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	2,052	2,654

WaMu Mortgage Pass-Through Certificates Trust
2.182% due 10/25/2046 •		$87	82
2.219% due 11/25/2042 •		3	2
3.660% due 02/25/2037 ^~		312	286

Wells Fargo Mortgage-Backed Securities Trust
3.996% due 12/25/2036 ^~		485	454

Total Non-Agency Mortgage-Backed Securities (Cost $43,182)			45,251

ASSET-BACKED SECURITIES 16.9%

Accredited Mortgage Loan Trust
0.618% due 09/25/2035 •		1,334	1,331

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		8	5

Asset-Backed Securities Corp. Home Equity Loan Trust
1.108% due 07/25/2035 •		1,185	1,188

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •		1,324	1,644
0.388% due 06/25/2047 •		4,038	4,003

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •		871	611
0.328% due 01/25/2037 •		5,662	4,751
0.348% due 05/25/2037 •		3,377	2,735

Citigroup Mortgage Loan Trust, Inc.
1.048% due 09/25/2035 ^•		2,201	2,063

Countrywide Asset-Backed Certificates
0.288% due 04/25/2047 •		1,116	1,084
0.298% due 05/25/2037 •		657	654
0.328% due 06/25/2047 •		395	393
0.418% due 03/25/2036 •		1,377	1,251

Fieldstone Mortgage Investment Trust
0.338% due 05/25/2036 •		1,746	1,406

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •		924	917
0.308% due 04/25/2036 •		119	115
0.883% due 09/25/2035 •		35	35

Fremont Home Loan Trust
0.335% due 08/25/2036 •		12,809	5,629
1.198% due 11/25/2034 •		6,237	6,147

GSAMP Trust
0.198% due 12/25/2046 •		2,082	1,354
0.298% due 12/25/2046 •		7,119	4,720
0.378% due 01/25/2037 •		3,495	3,005

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •	$155	$155

HSI Asset Securitization Corp. Trust
0.308% due 05/25/2037 •	987	970

Long Beach Mortgage Loan Trust
0.298% due 05/25/2036 •	784	546
0.368% due 02/25/2036 •	3,934	3,835
0.418% due 05/25/2046 •	4,425	2,131
0.708% due 10/25/2034 •	6	5

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •	208	208

MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •	16,184	5,993
0.358% due 05/25/2037 •	3,840	3,687
0.728% due 12/25/2035 •	1,001	994

Merrill Lynch Mortgage Investors Trust
0.398% due 07/25/2037 •	2,462	929

Morgan Stanley ABS Capital, Inc. Trust
0.238% due 01/25/2037 •	2,037	1,237
0.278% due 02/25/2037 •	5,318	3,270
0.283% due 11/25/2036 •	6,632	4,903
0.308% due 09/25/2036 •	8,285	4,836
0.358% due 01/25/2037 •	2,936	1,815
0.398% due 04/25/2036 •	3,374	3,067
2.048% due 02/25/2047 •	1,785	1,634

Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •	3,060	1,831

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	232	232

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	1,916	1,355

Popular ABS Mortgage Pass-Through Trust
0.478% due 07/25/2036 •	5,380	5,067

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	4,396	2,480

Residential Asset Securities Corp. Trust
0.298% due 08/25/2036 •	899	883

Securitized Asset-Backed Receivables LLC Trust
0.228% due 08/25/2036 •	1,437	633
0.388% due 07/25/2036 •	1,385	833
1.108% due 01/25/2036 ^•	2,987	2,598

SG Mortgage Securities Trust
0.288% due 10/25/2036 •	2,076	1,913

Soundview Home Loan Trust
1.048% due 10/25/2037 •	4,805	4,198

Structured Asset Investment Loan Trust
0.458% due 01/25/2036 •	1,219	1,112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •		$861	$840
0.318% due 12/25/2036 •		432	422
0.468% due 05/25/2037 •		46	46

Total Asset-Backed Securities (Cost $101,832)			109,699

SOVEREIGN ISSUES 6.3%

Brazil Government International Bond
4.750% due 01/14/2050		2,389	2,326

Israel Government International Bond
4.125% due 01/17/2048		575	730

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,246,466	30,751
0.100% due 03/10/2029		546,074	5,178

Saudi Government International Bond
4.000% due 04/17/2025		$1,223	1,361
4.500% due 10/26/2046		200	241
5.000% due 04/17/2049		519	673

Total Sovereign Issues (Cost $40,126)			41,260

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(a)		24,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(f)		750,000	719

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (d)(f)		440,625	617

Total Preferred Securities (Cost $1,255)			1,336

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (h) 0.1%
			790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
31.594% due 10/29/2020 - 01/29/2021 (b)(c)	ARS	34,627	$226

U.S. TREASURY BILLS 0.3%
0.099% due 10/15/2020 (b)(c)(m)		$2,125	2,125

Total Short-Term Instruments (Cost $3,184)			3,141

Total Investments in Securities (Cost $960,605)			1,036,137

		SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short-Term Floating NAV Portfolio III		2,110,437	20,811

Total Short-Term Instruments (Cost $20,810)			20,811

Total Investments in Affiliates (Cost $20,810)			20,811

Total Investments 162.6% (Cost $981,415)			$1,056,948

Financial Derivative Instruments (j)(l) (8.4)% (Cost or Premiums, net $(9,509))			(54,391)

Other Assets and Liabilities, net (54.2)%			(352,446)

Net Assets 100.0%			$650,111

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$790	U.S. Treasury Notes 1.750% due 07/31/2021	$(806)	$790	$790

Total Repurchase Agreements						$(806)	$790	$790

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
SGY	0.150%	09/22/2020	10/22/2020	$(43,884)	$(43,886)
	0.150	09/28/2020	10/28/2020	(154,770)	(154,772)

Total Reverse Repurchase Agreements					$(198,658)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale- Buyback Transactions
TDL	0.140%	09/24/2020	10/01/2020	$(2,915)	$(2,915)
UBS	0.180	08/05/2020	10/05/2020	(10,397)	(10,400)

Total Sale-Buyback Transactions					$(13,315)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	4.500%	10/01/2050	$	400	$(433)	$(433)

Sovereign Issues (1.7)%
Canada Government International Bond	2.750	12/01/2048	CAD	10,600	(11,357)	(11,267)

Total Short Sales (1.8)%					$(11,790)	$(11,700)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$790	$0	$0	$0	$790	$(806)	$(16)
SGY	0	(198,658)	0	0	(198,658)	197,524	(1,134)

Master Securities Forward Transaction Agreement
TDL	0	0	(2,915)	0	(2,915)	2,928	13
TDM	0	0	0	(11,267)	(11,267)	0	(11,267)
UBS	0	0	(10,400)	0	(10,400)	10,278	(122)

Total Borrowings and Other Financing Transactions	$790	$(198,658)	$(13,315)	$(11,267)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(198,658)	$0	$0	$(198,658)

Total	$0	$(198,658)	$0	$0	$(198,658)

Sale-Buyback Transactions
U.S. Treasury Obligations	(2,915)	(10,400)	0	0	(13,315)

Total	$(2,915)	$(10,400)	$0	$0	$(13,315)

Total Borrowings	$(2,915)	$(209,058)	$0	$0	$(211,973)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(211,973)

(i)	Securities with an aggregate market value of $211,224 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(200,883) at a weighted average interest rate of 0.305%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $106 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	10	$2,046	$10	$3	$(4)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	111	24,621	(382)	0	(222)

				$(372)	$3	$(226)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures (1)	10/2020	72	$(78)	$(7)	$23	$(12)
E-mini S&P 500 Index December Futures	12/2020	552	(92,515)	(2,008)	0	(545)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures (1)	10/2020	72	(8)	91	3	(1)
U.S. Treasury 2-Year Note December Futures	12/2020	1,630	(360,166)	(130)	12	0
U.S. Treasury 5-Year Note December Futures	12/2020	2,057	(259,246)	(346)	209	0
U.S. Treasury 10-Year Note December Futures	12/2020	248	(34,604)	(91)	62	0
U.S. Treasury 30-Year Bond December Futures	12/2020	1,315	(231,810)	1,971	1,233	0
United Kingdom Long Gilt December Futures	12/2020	53	(9,308)	9	31	(16)

				$(511)	$1,573	$(574)

Total Futures Contracts				$(883)	$1,576	$(800)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-34 5-Year Index	(1.000)%	Quarterly	06/20/2025	$173,500	$274	$(1,507)	$(1,233)	$0	$(187)

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$		3,204	$193	$(36)	$157	$2	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025			2,392	(19)	139	120	3	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025			500	19	2	21	1	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025		EUR	41,700	968	(95)	873	23	0

							$1,161	$10	$1,171	$29	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	59,700	$(395)	$2,419	$2,024	$0	$(15)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		11,600	156	2,587	2,743	0	(32)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	66,000	(769)	(297)	(1,066)	0	(1)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		159,500	(190)	7,291	7,101	0	(33)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		689,300	(20,555)	(11,616)	(32,171)	599	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		139,400	3,027	4,528	7,555	0	(239)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,000	67	(660)	(593)	7	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		16,800	640	(2,923)	(2,283)	40	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		53,400	(156)	(4,631)	(4,787)	134	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		263,800	9,854	4,995	14,849	0	(794)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		900	79	(384)	(305)	12	0
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	10,900	0	(466)	(466)	24	0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		59,000	(401)	(2,494)	(2,895)	131	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		13,000	0	631	631	0	(16)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		63,800	490	2,964	3,454	0	(80)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	3,750,000	(1,189)	36	(1,153)	0	(15)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,700	(168)	(433)	(601)	13	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,700	281	1,184	1,465	0	(8)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	10,300	1	126	127	0	(1)
Pay	UKRPI	3.490	Maturity	09/15/2028		3,400	5	141	146	0	(7)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	79	188	267	0	(9)
Pay	UKRPI	3.595	Maturity	11/15/2028		14,400	249	652	901	0	(29)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	88	193	281	0	(9)
Pay	UKRPI	3.480	Maturity	01/15/2030		7,100	8	114	122	0	(21)
Pay	UKRPI	3.415	Maturity	02/15/2030		3,100	0	3	3	0	(9)
Pay	UKRPI	3.475	Maturity	08/15/2030		10,300	(7)	(138)	(145)	0	(34)

							$(8,806)	$4,010	$(4,796)	$960	$(1,352)

Total Swap Agreements							$(7,371)	$2,513	$(4,858)	$989	$(1,539)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,576	$989	$2,565	$0	$(800)	$(1,545)	$(2,345)

(k)

Securities with an aggregate market value of $13,974 and cash of $8,382 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(6) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	3,946		$509	$0	$0

BOA	10/2020		$2,626	CAD	3,515	13	0
	11/2020	CAD	3,515		$2,627	0	(13)
	11/2020	EUR	1,404		1,661	13	0
	11/2020		$605	EUR	510	0	(6)
	12/2020	CNH	5,001		$719	0	(15)
	12/2020		$11,806	SGD	16,199	62	0

BPS	10/2020	JPY	847,777		$7,997	0	(42)
	10/2020		$13,091	JPY	1,382,160	14	0
	11/2020	JPY	1,382,160		$13,096	0	(14)
	12/2020	TWD	48,168		1,659	0	(22)

BRC	10/2020		$2,036	GBP	1,572	0	(7)
	11/2020	EUR	660		$781	7	0

CBK	10/2020	CAD	1,442		1,097	14	0
	10/2020	GBP	8,843		11,688	277	0
	10/2020	RUB	63,613		884	66	0
	10/2020		$18,338	CAD	24,347	29	(82)
	10/2020		11,526	CHF	10,616	34	(34)
	11/2020	CAD	8,164		$6,103	0	(29)
	11/2020	CHF	9,128		9,886	0	(34)
	11/2020	EUR	353		423	9	0
	11/2020		$547	EUR	463	0	(3)
	11/2020		23	ZAR	383	0	0

GLM	10/2020	BRL	27,599	EUR	4,170	0	(25)
	10/2020	EUR	4,166	BRL	27,599	30	0
	10/2020	GBP	467		$606	4	0
	10/2020		$1,634	CAD	2,134	0	(31)
	11/2020	EUR	4,164	BRL	27,599	25	0
	12/2020	TWD	331,425		$11,484	0	(83)
	12/2020		$1,553	SGD	2,129	6	0

HUS	10/2020	CAD	11,267		$8,558	96	0
	10/2020	CHF	12,666		13,974	222	0
	10/2020	JPY	723,170		6,804	0	(53)
	10/2020		$9,955	GBP	7,738	30	0
	11/2020	EUR	1,202		$1,428	18	0
	11/2020	GBP	7,738		9,956	0	(30)
	12/2020	SGD	2,324		1,707	4	0
	12/2020		$664	CNY	4,649	19	0
	12/2020		1,554	SGD	2,125	3	0
	01/2021	BRL	3,570		$550	0	(84)

IND	12/2020	SGD	3,821		2,799	0	(1)

JPM	10/2020		$851	RUB	62,846	0	(43)

MYI	10/2020	BRL	23,921		$4,266	6	0
	10/2020	CAD	6,026		4,568	43	0
	10/2020	JPY	929,267		8,763	0	(48)
	10/2020		$4,241	BRL	23,921	19	0
	10/2020		517	CHF	471	0	(6)
	10/2020		6,519	JPY	687,071	0	(4)
	11/2020	JPY	687,071		$6,521	4	0

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

SCX	10/2020		$1,195	CHF	1,087	$0	$(15)
	10/2020		6,487	JPY	681,300	0	(27)
	11/2020	EUR	515		$609	5	0

SSB	10/2020	CAD	14,974		11,398	152	0
	10/2020		$4,284	BRL	23,921	0	(25)
	10/2020		5,854	CAD	7,819	31	(13)
	10/2020		13,726	JPY	1,445,603	0	(19)
	11/2020	BRL	23,921		$4,281	25	0
	11/2020	CAD	6,787		5,067	0	(31)
	11/2020	JPY	1,445,603		13,731	19	0
	12/2020	SGD	736		539	0	0
	12/2020	TWD	48,226		1,659	0	(24)
	12/2020		$524	TWD	15,240	8	0

TOR	10/2020	CAD	4,106		$3,139	55	0
	10/2020	JPY	850,835		8,026	0	(41)
	10/2020		$3,848	JPY	406,131	3	0
	11/2020	JPY	406,131		$3,850	0	(3)
	11/2020		$367	EUR	311	0	(2)
	12/2020		2,873	TWD	83,491	41	0

UAG	10/2020	JPY	1,251,217		$11,774	0	(89)
	10/2020		$538	CHF	492	0	(4)
	11/2020		16,511	EUR	13,935	0	(158)
	12/2020		1,650	TWD	47,987	25	0

Total Forward Foreign Currency Contracts						$1,431	$(1,160)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	147,700	$347	$586

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	237,300	872	5,352
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	520,500	2,047	11,493
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	80,000	640	6,564
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	172,300	1,011	11,982
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	5,100	2	522

Total Purchased Options							$4,919	$36,499

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,600	$(1)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	4,300	(5)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,200	(6)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,400	(2)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	600	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,600	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,300	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	1,300	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	600	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	800	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	200	0	0

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	5,100	(9)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	600	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,200	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	800	(1)	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	01/20/2021	1,300	$(4)	$(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	600	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,200	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,200	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	400	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	400	(1)	(1)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,200	(2)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	1,200	(3)	(3)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,800	(2)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	600	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	300	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,400	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,500	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,500	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	1,000	(2)	(2)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,800	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,000	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,800	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	600	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	600	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	1,200	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	500	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	900	(1)	(3)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	200	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	1,700	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	500	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,500	(3)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,500	(5)	(11)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	1,200	(2)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	1,100	(2)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,100	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	600	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	800	(1)	(2)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	200	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,300	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,300	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,200	(3)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	700	(1)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	1,200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	800	(1)	(2)

						$ (121)	$ (121)

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	29,800	$(354)	$(728)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	45,600	(691)	(6,930)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	91,000	(1,011)	(11,797)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	75,900	(849)	(5,195)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	166,600	(2,047)	(11,979)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	10,200	0	(408)

							$(4,952)	$(37,037)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	500	$(4)	$(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	700	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	700	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	700	(2)	0
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	600	(3)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	500	(2)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	400	(2)	(2)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	800	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	400	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	400	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	100	0	0

					$(43)	$(21)

Total Written Options					$(5,116)	$(37,179)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	9,189	$(1,941)	$1,084	$0	$(857)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	48,736	0.507% (3-Month USD-LIBOR plus a specified spread)	Maturity	01/13/2021	$313,000	$0	$(21,128)	$0	$(21,128)

BPS	Pay	S&P 500 Total Return Index	26,970	0.350% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021	155,393	0	(30,952)	0	(30,952)

UAG	Pay	S&P 500 Total Return Index	6,150	0.309% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/10/2021	41,265	0	(1,265)	0	(1,265)

								$0	$(53,345)	$0	$(53,345)

Total Swap Agreements								$(1,941)	$(52,261)	$0	(54,202)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$88	$0	$0	$88	$(34)	$(23)	$(21,985)	$(22,042)	$(21,954)	$19,752	$(2,202)
BPS	14	0	0	14	(78)	(30)	(30,952)	(31,060)	(31,046)	30,233	(813)
BRC	7	586	0	593	(7)	(736)	0	(743)	(150)	232	82
CBK	429	0	0	429	(182)	0	0	(182)	247	(270)	(23)
DUB	0	0	0	0	0	(11)	0	(11)	(11)	(10)	(21)
FAR	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
FBF	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
GLM	65	0	0	65	(139)	0	0	(139)	(74)	0	(74)
GST	0	0	0	0	0	(28)	0	(28)	(28)	15	(13)
HUS	392	0	0	392	(167)	0	0	(167)	225	(310)	(85)
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	0	0	(43)	(14)	0	(57)	(57)	0	(57)
MYC	0	35,913	0	35,913	0	(36,315)	0	(36,315)	(402)	(824)	(1,226)
MYI	72	0	0	72	(58)	0	0	(58)	14	0	14
SCX	5	0	0	5	(42)	0	0	(42)	(37)	0	(37)
SSB	235	0	0	235	(112)	0	0	(112)	123	0	123
TOR	99	0	0	99	(46)	0	0	(46)	53	0	53
UAG	25	0	0	25	(251)	0	(1,265)	(1,516)	(1,491)	1,155	(336)

Total Over the Counter	$1,431	$36,499	$0	$37,930	$(1,160)	$(37,179)	$(54,202)	$(92,541)

(m)

Securities with an aggregate market value of $52,397 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,576	$1,576
Swap Agreements	0	29	0	0	960	989

	$0	$29	$0	$0	$2,536	$2,565

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,431	$0	$1,431
Purchased Options	0	0	0	0	36,499	36,499

	$0	$0	$0	$1,431	$36,499	$37,930

	$0	$29	$0	$1,431	$39,035	$40,495

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$545	$0	$255	$800
Swap Agreements	0	193	0	0	1,352	1,545

	$0	$193	$545	$0	$1,607	$2,345

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,160	$0	$1,160
Written Options	0	121	0	0	37,058	37,179
Swap Agreements	0	857	53,345	0	0	54,202

	$0	$978	$53,345	$1,160	$37,058	$92,541

	$0	$1,171	$53,890	$1,160	$38,665	$94,886

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(51)	$(51)
Futures	0	0	(71,537)	0	(33,407)	(104,944)
Swap Agreements	0	(3,569)	0	0	(33,947)	(37,516)

	$0	$(3,569)	$(71,537)	$0	$(67,405)	$(142,511)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,634)	$0	$(6,634)
Purchased Options	0	0	0	0	7,549	7,549
Written Options	0	42	0	0	(7,112)	(7,070)
Swap Agreements	0	244	25,722	0	(26)	25,940

	$0	$286	$25,722	$(6,634)	$411	$19,785

	$0	$(3,283)	$(45,815)	$(6,634)	$(66,994)	$(122,726)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(254)	$(254)
Futures	0	0	(1,971)	0	32,147	30,176
Swap Agreements	0	(831)	0	0	31,298	30,467

	$0	$(831)	$(1,971)	$0	$63,191	$60,389

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,358	$0	$5,358
Purchased Options	0	0	0	0	(1,556)	(1,556)
Written Options	0	6	0	0	8,809	8,815
Swap Agreements	0	(448)	(208,900)	0	0	(209,348)

	$0	$(442)	$(208,900)	$5,358	$7,253	$(196,731)

	$0	$(1,273)	$(210,871)	$5,358	$70,444	$(136,342)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$998	$998
Corporate Bonds & Notes
Banking & Finance	0	74,194	0	74,194
Industrials	0	12,751	0	12,751
Utilities	0	1,019	0	1,019
Municipal Bonds & Notes
California	0	1,306	0	1,306
Illinois	0	452	0	452
Iowa	0	25	0	25
Tennessee	0	91	0	91
Washington	0	2,811	0	2,811
West Virginia	0	171	0	171
U.S. Government Agencies	0	227,310	0	227,310
U.S. Treasury Obligations	0	514,322	0	514,322
Non-Agency Mortgage-Backed Securities	0	45,251	0	45,251
Asset-Backed Securities	0	109,699	0	109,699
Sovereign Issues	0	41,260	0	41,260
Preferred Securities
Banking & Finance	0	1,336	0	1,336
Short-Term Instruments
Repurchase Agreements	0	790	0	790
Argentina Treasury Bills	0	226	0	226
U.S. Treasury Bills	0	2,125	0	2,125

	$0	$1,035,139	$998	$1,036,137

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,811	$0	$0	$20,811

Total Investments	$20,811	$1,035,139	$998	$1,056,948

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(11,267)	$0	$(11,267)
U.S. Government Agencies	0	(433)	0	(433)

	$0	$(11,700)	$0	$(11,700)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,576	989	0	2,565
Over the counter	0	37,930	0	37,930

	$1,576	$38,919	$0	$40,495

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(800)	(1,539)	0	(2,339)
Over the counter	(1)	(92,533)	(7)	(92,541)

	$(801)	$(94,072)	$(7)	$(94,880)

Total Financial Derivative Instruments	$775	$(55,153)	$(7)	$(54,385)

Totals	$21,586	$968,286	$991	$990,863

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Small Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$998

Total Loan Participations and Assignments (Cost $999)			998

CORPORATE BONDS & NOTES 13.4%

BANKING & FINANCE 11.0%

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	715

Banco Bilbao Vizcaya Argentaria S.A.
0.162% due 04/12/2022 •	EUR	5,600	6,594

Banco del Estado de Chile
4.125% due 10/07/2020		$8,100	8,118

Barclays Bank PLC
7.625% due 11/21/2022 (g)		1,800	1,981
10.179% due 06/12/2021		2,400	2,525

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		3,200	3,210
4.610% due 02/15/2023 •		4,300	4,502
7.125% due 06/15/2025 •(f)(g)	GBP	3,100	4,181
8.000% due 12/15/2020 •(f)(g)	EUR	200	237
8.000% due 06/15/2024 •(f)(g)		$1,700	1,811

CIT Group, Inc.
5.000% due 08/15/2022		200	207

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		5,200	5,230
1.380% (US0003M + 1.100%) due 05/17/2024 ~		300	303
4.044% due 06/01/2024 •		1,500	1,622

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	1,800	2,181

Credit Suisse Group AG
1.489% (US0003M + 1.240%) due 06/12/2024 ~		$2,000	2,017
7.500% due 07/17/2023 •(f)(g)		1,600	1,692

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	666
3.800% due 09/15/2022		700	740
3.800% due 06/09/2023		250	269

Danske Bank A/S
1.309% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,291

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,400	1,642
1.470% (US0003M + 1.190%) due 11/16/2022 ~		$1,700	1,675
1.481% (US0003M + 1.230%) due 02/27/2023 ~		4,000	3,935
3.961% due 11/26/2025 •		1,900	2,022
4.250% due 10/14/2021		7,066	7,267

Discover Bank
3.450% due 07/27/2026		1,700	1,863
4.650% due 09/13/2028		2,700	3,180

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,254

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,000	1,219

Ford Motor Credit Co. LLC
2.826% (US0003M + 2.550%) due 01/07/2021 ~		$500	498
3.087% due 01/09/2023		1,300	1,277
3.336% due 03/18/2021		200	200
3.550% due 10/07/2022		2,600	2,579
5.875% due 08/02/2021		600	612

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		1,300	1,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		$600	$598
2.848% due 06/04/2031 •		200	207
4.292% due 09/12/2026 •		1,400	1,561
4.300% due 03/08/2026		300	339

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		1,000	1,040

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		3,000	3,026
1.514% due 06/01/2024 •		3,900	3,986
2.182% due 06/01/2028 •		5,800	6,060
3.797% due 07/23/2024 •		1,200	1,301

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		2,200	2,209
4.050% due 08/16/2023		1,100	1,194
4.550% due 08/16/2028		1,000	1,180
7.500% due 09/27/2025 •(f)(g)		2,500	2,664
7.875% due 06/27/2029 •(f)(g)	GBP	900	1,340

Morgan Stanley
0.226% (EUR003M + 0.700%) due 11/08/2022 ~	EUR	4,100	4,826

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,627

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,311
4.519% due 06/25/2024 •		1,500	1,618
4.892% due 05/18/2029 •		1,700	1,979
8.000% due 08/10/2025 •(f)(g)		1,100	1,223
8.625% due 08/15/2021 •(f)(g)		1,400	1,438

Navient Corp.
5.000% due 10/26/2020		400	401
5.500% due 01/25/2023		300	304
6.500% due 06/15/2022		200	204
6.625% due 07/26/2021		100	102

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	301
2.600% due 09/28/2022		300	303
2.650% due 07/13/2022		800	809

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,700	1,732
2.679% due 07/16/2030		1,300	1,341
3.103% due 01/16/2030		1,900	2,020

OneMain Finance Corp.
7.750% due 10/01/2021		200	210

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,424

Santander UK PLC
2.875% due 06/18/2024		3,100	3,312

Societe Generale S.A.
0.356% due 04/01/2022 •	EUR	3,600	4,251

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		$3,000	3,010

UBS AG
4.750% due 02/12/2026 •(g)	EUR	2,500	2,969
5.125% due 05/15/2024 (g)		$3,300	3,642
7.625% due 08/17/2022 (g)		300	334

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,410
4.125% due 09/24/2025		400	457

UBS Group Funding Switzerland AG
0.199% (EUR003M + 0.700%) due 09/20/2022 ~	EUR	6,400	7,535

Wells Fargo & Co.
2.393% due 06/02/2028 •		$16,200	16,921
3.500% due 03/08/2022		38	40

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	4,149

			180,525

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.9%

AbbVie, Inc.
4.875% due 02/15/2021		$186	$187

BAT Capital Corp.
3.222% due 08/15/2024		100	107

BAT International Finance PLC
3.950% due 06/15/2025		400	445

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		300	301
3.650% due 03/15/2023		601	644

Centene Corp.
4.250% due 12/15/2027		900	944

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		4,000	4,095
4.464% due 07/23/2022		300	318
4.908% due 07/23/2025		700	810

Comcast Corp.
3.950% due 10/15/2025		421	483

CSN Resources S.A.
7.625% due 02/13/2023		450	466

DAE Funding LLC
5.250% due 11/15/2021		200	203

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		1,750	1,760

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	2,800	3,300

Imperial Brands Finance PLC
3.125% due 07/26/2024		$200	212
3.500% due 07/26/2026		200	217

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	3,452

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	115
5.200% due 07/15/2045		100	109

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		500	502

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,100	1,116
3.522% due 09/17/2025		2,000	2,023
4.345% due 09/17/2027		1,100	1,106
4.810% due 09/17/2030		1,100	1,105

President and Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,797

Reynolds American, Inc.
4.000% due 06/12/2022		100	105

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		600	534

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,800	1,853
3.375% due 07/09/2060		1,800	1,865

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	11,380	73

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		$1,600	1,770

			32,017

UTILITIES 0.5%

AT&T, Inc.
1.650% due 02/01/2028		400	401
2.250% due 02/01/2032		400	401

Georgia Power Co.
2.650% due 09/15/2029		800	858

Petrobras Global Finance BV
5.093% due 01/15/2030		1,012	1,065

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		2,000	2,003

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022	$1,500	$1,618

Sprint Corp.
7.125% due 06/15/2024	300	346
7.250% due 09/15/2021	900	943
7.875% due 09/15/2023	800	918

		8,553

Total Corporate Bonds & Notes (Cost $212,555)		221,095

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	181

Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,085

		4,266

COLORADO 0.2%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	3,484	4,059

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	104	113

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,289

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	765

Total Municipal Bonds & Notes (Cost $8,850)		10,492

U.S. GOVERNMENT AGENCIES 22.8%

Fannie Mae
0.375% due 08/25/2025	34,200	34,101
0.498% due 07/25/2037 •	12	12
0.528% due 07/25/2037 •	20	20
0.548% due 09/25/2035 •	70	70
2.310% due 08/01/2022	98	100

Freddie Mac
0.862% due 10/15/2037 •	25	25
4.000% due 01/01/2048	3,447	3,690
6.000% due 04/01/2040	4	5

Ginnie Mae
0.507% due 08/20/2047 •	857	851
6.000% due 12/15/2038	51	58

Ginnie Mae, TBA
5.000% due 10/01/2050	5,400	5,879

Small Business Administration
5.290% due 12/01/2027	18	19
5.720% due 01/01/2029	327	364
6.020% due 08/01/2028	243	269

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	28,088	29,689
4.000% due 05/01/2021 - 03/01/2026	112	120
5.500% due 09/01/2023	2	2
6.000% due 07/01/2035 - 05/01/2041	752	878
7.500% due 04/01/2024 - 11/01/2037	77	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	$54,402	$56,007
2.500% due 11/01/2050	77,700	81,332
3.000% due 11/01/2050	127,700	133,811
4.500% due 10/01/2050	25,900	28,022

Total U.S. Government Agencies (Cost $373,607)		375,411

U.S. TREASURY OBLIGATIONS 34.5%

U.S. Treasury Bonds
3.000% due 08/15/2048	500	682
3.000% due 02/15/2049	19,000	25,978
4.375% due 05/15/2040	5,300	8,321
4.625% due 02/15/2040	4,500	7,247

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	38,458	39,068
0.125% due 04/15/2022 (k)	36,004	36,642
0.125% due 01/15/2023 (k)	8,081	8,327
0.625% due 07/15/2021 (k)	9,195	9,333
0.625% due 02/15/2043	676	833
1.000% due 02/15/2046	4,373	5,896
1.000% due 02/15/2048	13,447	18,533
1.000% due 02/15/2049	6,012	8,382
1.375% due 02/15/2044	4,335	6,162

U.S. Treasury Notes
1.625% due 02/15/2026 (m)	3,300	3,530
1.750% due 12/31/2024	10,300	10,963
1.875% due 07/31/2022 (k)	15,300	15,788
2.000% due 07/31/2022 (k)	8,000	8,273
2.000% due 11/30/2022 (k)(m)	13,100	13,627
2.000% due 08/15/2025 (k)(m)	5,800	6,285
2.250% due 08/15/2027 (m)	100	112
2.375% due 05/15/2029	90,400	104,027
2.625% due 12/31/2025 (m)	12,100	13,561
2.625% due 02/15/2029	145,600	170,056
2.750% due 02/15/2024 (m)	10,500	11,412
3.000% due 09/30/2025	30,200	34,275

Total U.S. Treasury Obligations (Cost $503,758)		567,313

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.7%

Adjustable Rate Mortgage Trust
5.187% due 11/25/2037 ^~	5,804	4,970

American Home Mortgage Assets Trust
1.939% due 11/25/2046 •	7,111	3,100

BCAP LLC Trust
6.000% due 03/26/2037 ~	6,432	4,868

Bear Stearns ALT-A Trust
3.353% due 11/25/2035 ^~	187	175
3.661% due 11/25/2035 ^~	4,428	3,435

ChaseFlex Trust
0.448% due 07/25/2037 •	3,946	3,489

Citigroup Mortgage Loan Trust
0.218% due 01/25/2037 •	4	3
4.140% due 03/25/2036 ^•	120	118

Citigroup Mortgage Loan Trust, Inc.
3.023% due 08/25/2035 ~	48	49

CitiMortgage Alternative Loan Trust
0.748% due 04/25/2037 •	1,684	1,309

Countrywide Alternative Loan Trust
0.268% due 12/25/2046 •	4,536	4,232
0.308% due 02/25/2047 •	16	15
0.308% due 09/25/2047 •	2,399	2,217
0.348% due 06/25/2037 •	53	48
2.019% due 02/25/2036 •	6	6
5.750% due 02/25/2037	927	697
6.000% due 08/25/2035	1,531	1,042
6.000% due 06/25/2047 ^	2,361	1,860

Countrywide Home Loan Mortgage Pass-Through Trust
3.377% due 11/25/2037 ~	842	811
3.597% due 02/20/2035 ~	2	2
3.735% due 11/25/2034 ~	4	4
5.500% due 11/25/2035 ^	31	26

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.328% due 06/25/2037 ^•	21	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.478% due 08/25/2037 ^•		$3,179	$2,716

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~		3	3

HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^•		390	352
0.346% due 01/19/2038 •		369	335
0.361% due 12/19/2036 •		987	870

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	7,153	9,233

JPMorgan Mortgage Trust
2.970% due 08/25/2034 ~		$37	36
3.044% due 07/25/2035 ~		16	16
3.358% due 02/25/2035 ~		1	1
3.604% due 07/25/2035 ~		2,518	2,475
5.750% due 01/25/2036 ^		13	10

JPMorgan Resecuritization Trust
0.295% due 06/26/2037 •		4,314	4,151

Lehman Mortgage Trust
0.798% due 11/25/2036 •		1,618	932

Lehman XS Trust
0.373% due 08/25/2046 •		1,939	1,802

Merrill Lynch Mortgage Investors Trust
3.253% due 09/25/2035 ^~		79	72

Morgan Stanley Mortgage Loan Trust
0.768% due 11/25/2035 •		2,385	2,310

MortgageIT Securities Corp. Mortgage Loan Trust
0.378% due 06/25/2047 •		1,182	1,118

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		6,575	6,959

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,742	3,940

Residential Accredit Loans, Inc. Trust
0.333% due 08/25/2036 •		521	471
0.348% due 05/25/2047 •		5,975	5,451

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	23,614	30,437

Structured Adjustable Rate Mortgage Loan Trust
3.297% due 04/25/2035 ~		$119	111

Structured Asset Mortgage Investments Trust
0.268% due 08/25/2036 •		7,452	6,789
0.378% due 02/25/2036 •		709	701

Structured Asset Securities Corp.
0.498% due 04/25/2035 •		1,791	1,548

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	9,633	12,392

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		3,279	4,242

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,769

WaMu Mortgage Pass-Through Certificates Trust
0.728% due 11/25/2045 •		2,633	2,602
1.749% due 01/25/2047 •		17	16
1.789% due 05/25/2047 •		2,844	2,556
2.182% due 09/25/2046 •		35	34
2.182% due 10/25/2046 •		30	29
3.046% due 01/25/2037 ^~		222	207
3.162% due 06/25/2037 ^~		941	892
3.290% due 08/25/2036 ^~		100	93
3.684% due 12/25/2035 ~		1,513	1,493

Wells Fargo Mortgage-Backed Securities Trust
3.996% due 12/25/2036 ^~		146	136

Total Non-Agency Mortgage-Backed Securities (Cost $141,140)			143,798

ASSET-BACKED SECURITIES 8.2%

Aames Mortgage Investment Trust
1.138% due 07/25/2035 •		3,005	2,999

Asset-Backed Funding Certificates Trust
0.278% due 01/25/2037 •		2,359	1,835

Asset-Backed Securities Corp. Home Equity Loan Trust
1.108% due 07/25/2035 •		291	291

Bear Stearns Asset-Backed Securities Trust
0.258% due 02/25/2037 •		135	216

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.298% due 07/25/2036 •		$1,162	$1,159
0.308% due 08/25/2036 •		614	762
0.348% due 12/25/2036 •		138	138
0.865% due 02/25/2036 •		1,776	1,752

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		1,550	1,557

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •		18	15
0.308% due 12/25/2036 •		2,899	2,035

Citigroup Mortgage Loan Trust, Inc.
0.448% due 10/25/2036 •		2,000	1,968

Countrywide Asset-Backed Certificates
0.288% due 06/25/2037 •		971	896
0.288% due 06/25/2047 ^•		1,001	922
0.338% due 11/25/2037 •		187	176
0.398% due 06/25/2047 •		1,200	1,120
0.408% due 12/25/2036 ^•		3,997	3,872
0.418% due 03/25/2036 •		1,281	1,164
0.428% due 09/25/2036 •		2,085	2,084
0.448% due 07/25/2036 •		1,771	1,758
1.498% due 04/25/2034 •		5	5
4.538% due 10/25/2046 ^~		1,924	1,913

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		7	6

Fieldstone Mortgage Investment Trust
0.883% due 12/25/2035 •		6,668	6,637

First Franklin Mortgage Loan Trust
0.943% due 09/25/2035 •		439	440

Fremont Home Loan Trust
0.275% due 08/25/2036 •		98	42
0.318% due 02/25/2036 •		1,041	1,002

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		1,668	1,686

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	3,700	4,339

GSAA Home Equity Trust
0.348% due 03/25/2037 •		$4,869	2,083
3.624% due 03/25/2036 ~		4,814	3,802

GSAMP Trust
0.298% due 08/25/2036 •		724	716
0.378% due 01/25/2037 •		2,700	2,322
1.468% due 12/25/2034 ^•		1,315	1,100

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		157	156

Home Equity Loan Trust
0.488% due 04/25/2037 •		5,300	4,197

Home Equity Mortgage Loan Asset-Backed Trust
1.213% due 08/25/2035 •		2,000	1,870

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.198% due 11/25/2034 •		163	160

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		78	76

Long Beach Mortgage Loan Trust
0.368% due 02/25/2036 •		3,806	3,711

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	825

MASTR Specialized Loan Trust
0.408% due 02/25/2036 •		$936	903
0.408% due 06/25/2046 •		3,009	2,879

Merrill Lynch Mortgage Investors Trust
0.258% due 08/25/2037 •		6,872	4,607

Monarch Grove CLO
1.125% due 01/25/2028 •		3,622	3,587

Morgan Stanley ABS Capital, Inc. Trust
0.198% due 07/25/2036 •		3	2
0.308% due 09/25/2036 •		2,808	1,639
0.363% due 03/25/2037 •		15,952	8,581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		$4,380	$2,241

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •		215	215

Option One Mortgage Loan Trust
0.368% due 04/25/2037 •		2,898	2,296
0.368% due 05/25/2037 •		1,697	1,259
0.458% due 04/25/2037 •		340	242

People’s Choice Home Loan Securities Trust
0.668% due 12/25/2035 •		69	69

Popular ABS Mortgage Pass-Through Trust
0.478% due 07/25/2036 •		3,700	3,485

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,703	2,089

Residential Asset Securities Corp. Trust
0.398% due 04/25/2037 •		4,733	4,707
0.548% due 02/25/2036 •		580	574

Securitized Asset-Backed Receivables LLC Trust
0.388% due 07/25/2036 •		1,133	681
0.398% due 05/25/2036 •		1,376	968
0.728% due 11/25/2035 •		674	672

SG Mortgage Securities Trust
0.328% due 02/25/2036 •		4,692	3,382

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,800	3,952

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		2,500	2,491

Soundview Home Loan Trust
0.208% due 11/25/2036 •		8	3
0.298% due 03/25/2037 •		523	502
0.318% due 07/25/2037 •		1,708	1,494
0.398% due 10/25/2036 •		3,900	3,705
0.988% due 08/25/2035 ^•		2,200	2,040

Specialty Underwriting & Residential Finance Trust
0.748% due 12/25/2036 •		1,377	1,349

Structured Asset Securities Corp. Mortgage Loan Trust
0.378% due 05/25/2047 •		1,576	1,535

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		2,501	2,486

Venture CLO Ltd.
1.502% due 04/20/2029 •		5,600	5,583

Total Asset-Backed Securities (Cost $130,263)			134,025

SOVEREIGN ISSUES 5.3%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,688	25

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$1,199	501
0.125% due 07/09/2035 þ		2,196	826
0.125% due 07/09/2041 þ		7,350	2,931
1.000% due 07/09/2029		248	113

Brazil Government International Bond
4.750% due 01/14/2050		1,954	1,903

Israel Government International Bond
4.125% due 01/17/2048		1,300	1,650

Japan Government International Bond
0.100% due 03/10/2028	JPY	5,488,634	51,990
0.100% due 03/10/2029		2,635,181	24,986

Saudi Government International Bond
4.000% due 04/17/2025		$1,400	1,558
4.500% due 10/26/2046		200	241
5.000% due 04/17/2049		500	648

Total Sovereign Issues (Cost $86,190)			87,372

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)	200,000	$242

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(f)	1,091,000	1,047

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (d)(f)	360,000	504

		1,793

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	524,026	14,176

Total Preferred Securities (Cost $15,910)		15,969

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (i) 0.0%
		522

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.1%
0.179% due 10/15/2020 (b)(c)(k)(m)	$17,400	17,400

Total Short-Term Instruments (Cost $17,921)		17,922

Total Investments in Securities (Cost $1,491,193)		1,574,395

	SHARES
INVESTMENTS IN AFFILIATES 23.1%

SHORT-TERM INSTRUMENTS 23.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.1%

PIMCO Short Asset Portfolio	14,913,797	149,332

PIMCO Short-Term Floating NAV Portfolio III	23,326,138	230,019

Total Short-Term Instruments (Cost $379,055)		379,351

Total Investments in Affiliates (Cost $379,055)		379,351

Total Investments 118.8% (Cost $1,870,248)		$1,953,746

Financial Derivative Instruments (j)(l) 0.7% (Cost or Premiums, net $(11,869))		11,154

Other Assets and Liabilities, net (19.5)%		(320,099)

Net Assets 100.0%		$1,644,801

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	115

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$14,174	$14,176	0.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$522	U.S. Treasury Notes 1.750% due 07/31/2021	$(532)	$522	$522

Total Repurchase Agreements						$(532)	$522	$522

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2050		$5,400	$(5,921)	$(5,918)

Sovereign Issues (0.7)%
Canada Government International Bond	2.750	12/01/2048	CAD	11,300	(12,107)	(12,011)

Total Short Sales (1.1)%					$(18,028)	$(17,929)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales (1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$522	$0	$0	$0	$522	$(532)	$(10)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(12,011)	(12,011)	0	(12,011)

Total Borrowings and Other Financing Transactions	$522	$0	$0	$(12,011)

(1)	Payable for short sales includes $113 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(7,028) at a weighted average interest rate of 1.608%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini Russell 2000 Index December Futures	12/2020	4,889	$	367,751	$(4,387)	$0	$(636)
U.S. Treasury 5-Year Note December Futures	12/2020	523		65,914	85	0	(53)

					$(4,302)	$0	$(689)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	142	$	(153)	$(13)	$45	$(23)
Euro-Bund 10-Year Bond December Futures	12/2020	21		(4,297)	(21)	9	(6)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	142		(17)	180	7	(2)
U.S. Treasury 2-Year Note December Futures	12/2020	1,029		(227,369)	(82)	8	0
U.S. Treasury 10-Year Note December Futures	12/2020	2,885		(402,548)	(715)	721	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	435		(96,488)	1,507	870	0
United Kingdom Long Gilt December Futures	12/2020	11		(1,932)	(6)	6	(3)

					$850	$1,666	$(34)

Total Futures Contracts					$(3,452)	$1,666	$(723)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	4.761%	EUR	3,400	$23	$(522)	$(499)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	1,513	$92	$(18)	$74	$1	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		1,104	(9)	64	55	1	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		300	11	2	13	1	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	21,400	403	46	449	12	0

						$497	$94	$591	$15	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	147,900	$(663)	$5,679	$5,016	$0	$(37)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		9,400	(114)	2,337	2,223	0	(26)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,700	55	461	516	0	(9)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	76,300	(99)	3,496	3,397	0	(16)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		93,900	212	(5,338)	(5,126)	49	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(26)	(14,400)	(14,426)	73	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		638,700	(21,561)	(8,129)	(29,690)	487	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(46)	(3,297)	(3,343)	73	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		151,000	3,278	4,905	8,183	0	(259)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,000	(269)	(2,265)	(2,534)	36	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		15,000	1,042	(3,081)	(2,039)	36	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		201,100	9,223	1,989	11,212	0	(566)
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		7,700	0	(477)	(477)	0	(79)
Pay	3-Month USD-LIBOR	0.845	Semi-Annual	11/15/2045		11,400	0	(695)	(695)	0	(117)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	117

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.020%	Semi-Annual	01/17/2045	GBP	14,700	$0	$(629)	$(629)	$32	$0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		77,600	(510)	(3,297)	(3,807)	172	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		17,300	0	840	840	0	(21)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		84,100	632	3,921	4,553	0	(105)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	8,380,000	(2,623)	45	(2,578)	0	(33)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	2,450	(3)	(395)	(398)	8	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,450	7	963	970	0	(5)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	33,700	0	(199)	(199)	0	(16)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	21,500	2	263	265	0	(3)
Pay	UKRPI	3.490	Maturity	09/15/2028		22,600	(2)	970	968	0	(47)
Pay	UKRPI	3.593	Maturity	11/15/2028		3,800	0	236	236	0	(8)
Pay	UKRPI	3.595	Maturity	11/15/2028		13,100	155	664	819	0	(27)
Pay	UKRPI	3.603	Maturity	11/15/2028		3,700	0	237	237	0	(7)
Pay	UKRPI	3.480	Maturity	01/15/2030		23,400	27	376	403	0	(69)
Pay	UKRPI	3.415	Maturity	02/15/2030		6,200	0	5	5	0	(18)
Pay	UKRPI	3.475	Maturity	08/15/2030		21,500	(22)	(280)	(302)	0	(72)

							$(11,305)	$(15,095)	$(26,400)	$966	$(1,540)

Total Swap Agreements							$(10,785)	$(15,523)	$(26,308)	$981	$(1,556)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,666	$981	$2,647	$0	$(723)	$(1,556)	$(2,279)

(k)

Securities with an aggregate market value of $52,751 and cash of $2,298 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	1,233		$159	$0	$0

BOA	10/2020		$6,451	CAD	8,633	33	0
	11/2020	CAD	8,633		$6,451	0	(33)
	11/2020		$1,393	EUR	1,175	0	(14)
	12/2020	CNH	19,029		$2,735	0	(57)
	12/2020		$25,406	SGD	34,860	134	0

118	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BPS	10/2020	JPY	1,684,177		$15,886	$0	$(83)
	10/2020		$28,042	JPY	2,960,635	31	0
	11/2020	JPY	2,960,635		$28,052	0	(30)

CBK	10/2020	CAD	2,690		2,046	26	0
	10/2020	GBP	50,556		66,819	1,584	0
	10/2020	MXN	247		11	0	0
	10/2020		$27,152	CAD	36,140	71	(82)
	10/2020		25,131	CHF	23,226	86	0
	11/2020	CAD	20,051		$14,989	0	(71)
	11/2020	CHF	23,226		25,154	0	(85)
	11/2020	EUR	422		506	11	0
	11/2020		$1,537	EUR	1,302	0	(9)
	11/2020		45	ZAR	756	0	0
	03/2021		11	MXN	248	0	0

GLM	10/2020	BRL	36,526	EUR	5,519	0	(33)
	10/2020	EUR	5,514	BRL	36,527	39	0
	11/2020		5,511		36,527	33	0
	12/2020	TWD	723,034		$25,053	0	(181)

HUS	10/2020	CAD	21,011		15,959	180	0
	10/2020	CHF	23,226		25,624	407	0
	10/2020	GBP	556		719	1	0
	10/2020	JPY	1,316,137		12,382	0	(97)
	10/2020		$64,400	GBP	50,059	194	0
	11/2020	GBP	50,059		$64,410	0	(194)
	12/2020		$2,653	CNY	18,589	75	0
	01/2021	BRL	1,520		$234	0	(36)

JPM	10/2020		$11	MXN	248	0	0
	11/2020		121	ZAR	2,037	0	0

MYI	10/2020	BRL	50,216		$8,955	13	0
	10/2020	CAD	11,238		8,519	79	0
	10/2020	JPY	1,629,451		15,366	0	(84)
	10/2020		$8,902	BRL	50,216	39	0
	10/2020		13,963	JPY	1,471,731	0	(9)
	11/2020	JPY	1,471,731		$13,968	9	0

SCX	10/2020		$1,341	GBP	1,053	18	0

SSB	10/2020	CAD	16,034		$12,205	163	0
	10/2020		$8,994	BRL	50,216	0	(52)
	10/2020		12,442	CAD	16,669	77	0
	10/2020		29,401	JPY	3,096,533	0	(40)
	11/2020	BRL	50,216		$8,987	52	0
	11/2020	CAD	16,669		12,443	0	(77)
	11/2020	JPY	3,096,533		29,412	41	0

TOR	10/2020	CAD	10,469		8,004	141	0
	10/2020	JPY	1,491,923		14,073	0	(73)
	10/2020		$8,243	JPY	869,947	6	0
	11/2020	JPY	869,947		$8,246	0	(6)

UAG	10/2020		2,277,158		21,429	0	(163)
	11/2020	EUR	12,990		15,392	147	0

Total Forward Foreign Currency Contracts						$3,690	$(1,509)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	530,600	$1,306	$2,107

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	261,100	960	5,889
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	572,600	2,252	12,643
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	157,800	1,262	12,947
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	163,200	958	11,349
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	9,400	3	962

Total Purchased Options							$6,741	$45,897

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	119

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	3,000	$(3)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	9,200	(11)	(21)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	6,100	(11)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,600	(4)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,100	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,900	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	2,500	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	2,400	(4)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,900	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,700	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,900	(3)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,700	(3)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	900	(2)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	9,600	(17)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,400	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,700	(3)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,400	(5)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,600	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	4,200	(12)	(25)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,100	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,200	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,100	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,100	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,100	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,500	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	900	(1)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,500	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,200	(3)	(3)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,700	(3)	(11)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,700	(6)	(5)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	3,300	(3)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,300	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,700	(3)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,700	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,700	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,700	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,400	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,700	(7)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	5,900	(5)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	5,900	(8)	(16)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	2,100	(4)	(4)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	3,400	(4)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,900	(3)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,400	(3)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	3,000	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	3,000	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	1,900	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,300	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,300	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,000	(3)	(5)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	500	(3)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	3,600	(3)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	5,200	(6)	(12)

120	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	11/18/2020	1,300	$(1)	$(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	6,700	(13)	(28)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,800	(4)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,900	(5)	(6)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,200	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,200	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,000	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,000	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,900	(4)	(4)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,300	(2)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,200	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	2,600	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	2,600	(5)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,200	(6)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,300	(3)	(6)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	3,100	(2)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	3,000	(5)	(6)

						$(274)	$(308)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	34,400	$(409)	$(841)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	70,600	(899)	(1,538)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	83,300	(1,262)	(12,660)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	86,200	(958)	(11,174)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	83,600	(935)	(5,722)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	183,200	(2,251)	(13,172)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	18,800	0	(752)

							$ (6,714)	$(45,859)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	1,200	$(9)	$(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	1,900	(15)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,900	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,700	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,100	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,000	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,300	(4)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	1,600	(9)	(7)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,200	(5)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,100	(4)	(4)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,200	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	800	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,500	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,000	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	400	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,000	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	400	(1)	(1)

					$(96)	$(54)

Total Written Options					$(7,084)	$(46,221)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	121

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 3,456	$(741)	$419	$0	$(322)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	Russell 2000 Index	27,200	0.261% (3-Month USD-LIBOR less a specified spread)	Maturity	11/18/2020	$211,375	$0	$(4,528)	$0	$(4,528)
	Receive	Russell 2000 Index	14,890	0.330% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021	93,338	0	21,244	21,244	0

FAR	Receive	Russell 2000 Index	8,386	(0.267)% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	63,173	0	1,477	1,477	0
	Receive	Russell 2000 Index	19,352	(0.058)% (3-Month USD-LIBOR less a specified spread)	Quarterly	01/13/2021	149,108	0	21	21	0
	Receive	Russell 2000 Index	8,387	0.083% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/07/2021	63,181	0	1,430	1,430	0

FBF	Receive	Russell 2000 Index	17,300	(0.077)% (3-Month USD-LIBOR less a specified spread)	Quarterly	10/07/2020	130,324	0	2,995	2,995	0

MYI	Receive	Russell 2000 Index	18,959	(0.098)% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/07/2021	146,080	0	35	35	0

UAG	Receive	Russell 2000 Index	51,773	0.113% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	406,985	0	(13,423)	0	(13,423)

								$0	$9,251	$27,202	$(17,951)

Total Swap Agreements								$(741)	$9,670	$27,202	$(18,273)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$167	$0	$0	$167	$(104)	$(54)	$0	$(158)	$9	$0	$9
BPS	31	0	0	31	(113)	(78)	0	(191)	(160)	282	122
BRC	0	2,107	21,244	23,351	0	(2,395)	(4,850)	(7,245)	16,106	(15,463)	643
CBK	1,778	0	0	1,778	(247)	0	0	(247)	1,531	(1,780)	(249)
DUB	0	0	0	0	0	(34)	0	(34)	(34)	(10)	(44)
FAR	0	0	2,928	2,928	0	(20)	0	(20)	2,908	(9,353)	(6,445)
FBF	0	0	2,995	2,995	0	(30)	0	(30)	2,965	(3,160)	(195)
GLM	72	0	0	72	(214)	0	0	(214)	(142)	0	(142)
GST	0	0	0	0	0	(75)	0	(75)	(75)	0	(75)
HUS	857	0	0	857	(327)	0	0	(327)	530	(670)	(140)
JPM	0	0	0	0	0	(40)	0	(40)	(40)	76	36
MYC	0	43,790	0	43,790	0	(43,495)	0	(43,495)	295	(1,449)	(1,154)
MYI	140	0	35	175	(93)	0	0	(93)	82	(6,765)	(6,683)
SCX	18	0	0	18	0	0	0	0	18	0	18
SSB	333	0	0	333	(169)	0	0	(169)	164	0	164
TOR	147	0	0	147	(79)	0	0	(79)	68	0	68
UAG	147	0	0	147	(163)	0	(13,423)	(13,586)	(13,439)	14,449	1,010

Total Over the Counter	$3,690	$45,897	$27,202	$76,789	$(1,509)	$(46,221)	$(18,273)	$(66,003)

122	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(m)

Securities with an aggregate market value of $15,283 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,666	$1,666
Swap Agreements	0	15	0	0	966	981

	$0	$15	$0	$0	$2,632	$2,647

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,690	$0	$3,690
Purchased Options	0	0	0	0	45,897	45,897
Swap Agreements	0	0	27,202	0	0	27,202

	$0	$0	$27,202	$3,690	$45,897	$76,789

	$0	$15	$27,202	$3,690	$48,529	$79,436

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$636	$0	$87	$723
Swap Agreements	0	16	0	0	1,540	1,556

	$0	$16	$636	$0	$1,627	$2,279

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,509	$0	$1,509
Written Options	0	308	0	0	45,913	46,221
Swap Agreements	0	322	17,951	0	0	18,273

	$0	$630	$17,951	$1,509	$45,913	$66,003

	$0	$646	$18,587	$1,509	$47,540	$68,282

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	123

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(28)	$(28)
Futures	(1)	0	42,186	0	(7,850)	34,335
Swap Agreements	0	1,909	0	0	(23,922)	(22,013)

	$(1)	$1,909	$42,186	$0	$(31,800)	$12,294

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,203)	$0	$(16,203)
Written Options	0	77	0	0	181	258
Swap Agreements	0	110	58,841	0	(18)	58,933

	$0	$187	$58,841	$(16,203)	$163	$42,988

	$(1)	$2,096	$101,027	$(16,203)	$(31,637)	$55,282

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(73)	$(73)
Futures	0	0	(2,498)	0	9,126	6,628
Swap Agreements	0	(294)	0	0	19,906	19,612

	$0	$(294)	$(2,498)	$0	$28,959	$26,167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,109	$0	$9,109
Purchased Options	0	0	0	0	6,377	6,377
Written Options	0	(26)	0	0	1,891	1,865
Swap Agreements	0	(210)	331,632	0	0	331,422

	$0	$(236)	$331,632	$9,109	$8,268	$348,773

	$0	$(530)	$329,134	$9,109	$37,227	$374,940

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$998	$998
Corporate Bonds & Notes
Banking & Finance	0	180,525	0	180,525
Industrials	0	32,017	0	32,017
Utilities	0	8,553	0	8,553
Municipal Bonds & Notes
California	0	4,266	0	4,266
Colorado	0	4,059	0	4,059
Illinois	0	113	0	113
New York	0	1,289	0	1,289
Washington	0	765	0	765
U.S. Government Agencies	0	375,411	0	375,411
U.S. Treasury Obligations	0	567,313	0	567,313
Non-Agency Mortgage-Backed Securities	0	143,798	0	143,798
Asset-Backed Securities	0	134,025	0	134,025
Sovereign Issues	0	87,372	0	87,372
Preferred Securities
Banking & Finance	0	1,793	0	1,793
Utilities	0	0	14,176	14,176
Short-Term Instruments
Repurchase Agreements	0	522	0	522
U.S. Treasury Bills	0	17,400	0	17,400

	$0	$1,559,221	$15,174	$1,574,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$379,351	$0	$0	$379,351

Total Investments	$379,351	$1,559,221	$15,174	$1,953,746

Short Sales, at Value - Liabilities
Sovereign Issues	0	(12,011)	0	(12,011)
U.S. Government Agencies	0	(5,918)	0	(5,918)

	$0	$(17,929)	$0	$(17,929)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,666	981	0	2,647
Over the counter	0	76,789	0	76,789

	$1,666	$77,770	$0	$79,436

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(723)	(1,556)	0	(2,279)
Over the counter	(3)	(65,984)	(16)	(66,003)

	$(726)	$(67,540)	$(16)	$(68,282)

Total Financial Derivative Instruments	$940	$10,230	$(16)	$11,154

Totals	$380,291	$1,551,522	$15,158	$1,946,971

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

124	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014 The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	125

Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

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Notes to Financial Statements (Cont.)

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$78,594	$615	$0	$0	$2,465	$81,674	$615	$0

PIMCO StocksPLUS® Absolute Return Fund	331,198	2,592	0	0	10,388	344,178	2,593	0

PIMCO StocksPLUS® International Fund (Unhedged)	51,389	167	(52,955)	11	1,388	0	236	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	389,237	2,684	(200,000)	(282)	12,189	203,828	2,684	0

PIMCO StocksPLUS® Small Fund	143,700	1,125	0	0	4,507	149,332	1,125	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$65,094	$408,715	$(216,900)	$69	$472	$257,450	$414	$0

PIMCO StocksPLUS® Absolute Return Fund	65,702	1,627,739	(1,344,400)	247	140	349,428	438	0

PIMCO StocksPLUS® International Fund (Unhedged)	195,106	477,507	(649,000)	418	261	24,292	207	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	15,895	914,923	(930,700)	68	(16)	170	23	0

PIMCO StocksPLUS® Long Duration Fund	32,766	213,211	(232,600)	123	(51)	13,449	11	0

PIMCO StocksPLUS® Short Fund	223	446,320	(425,800)	68	0	20,811	21	0

PIMCO StocksPLUS® Small Fund	80,143	1,813,808	(1,664,500)	492	76	230,019	308	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured

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Notes to Financial Statements (Cont.)

financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary

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Notes to Financial Statements (Cont.)

income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a

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forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an

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active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received

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Notes to Financial Statements (Cont.)

from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk  is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or through a central clearing counterparty, resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

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Notes to Financial Statements (Cont.)

Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of

140	PIMCO STOCKSPLUS® FUNDS

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a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	141

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	143

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived fees

PIMCO StocksPLUS® Fund	$2

PIMCO StocksPLUS® Absolute Return Fund	4

PIMCO StocksPLUS® International Fund (Unhedged)	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6

PIMCO StocksPLUS® Long Duration Fund	0

PIMCO StocksPLUS® Short Fund	2

PIMCO StocksPLUS® Small Fund	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$0	$109

PIMCO StocksPLUS® Absolute Return Fund	37,756	124

PIMCO StocksPLUS® International Fund (Unhedged)	37,149	13,640

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	77,188

PIMCO StocksPLUS® Long Duration Fund	2,681	1,033

PIMCO StocksPLUS® Short Fund	13,107	18,004

PIMCO StocksPLUS® Small Fund	88,556	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$541,554	$607,178	$4,055	$71,692

PIMCO StocksPLUS® Absolute Return Fund	4,335,391	4,725,203	99,143	44,022

PIMCO StocksPLUS® International Fund (Unhedged)	988,214	1,107,153	43,892	43,356

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,379,636	7,144,829	26,018	176,688

PIMCO StocksPLUS® Long Duration Fund	445,963	432,200	179,194	13,912

PIMCO StocksPLUS® Short Fund	1,566,086	1,902,696	17,633	60,016

PIMCO StocksPLUS® Small Fund	3,259,604	3,532,344	150,971	33,437

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

For the period ended September 30, 2020, the following Fund realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO StocksPLUS® Short Fund	$22,989	$(11,935)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	145

Notes to Financial Statements (Cont.)

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Absolute Return Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	25,945	$261,602	12,282	$120,962	14,840	$140,196	40,157	$419,810

I-2	727	7,194	6,668	65,712	13,116	125,431	20,568	213,011

I-3	113	1,122	1,014	10,474	416	4,168	1,510	15,912

Administrative Class	428	3,568	88	821	N/A	N/A	N/A	N/A

Class A	4,972	43,441	7,058	64,062	5,359	53,938	13,696	137,923

Class C	1,528	12,241	3,070	24,767	1,215	10,660	4,161	37,716

Class R	739	6,784	1,561	15,057	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	812	8,287	5,140	51,295	2,773	29,586	9,194	95,100

I-2	116	1,183	804	8,002	733	7,705	2,156	22,048

I-3	15	152	82	810	23	237	593	6,043

Administrative Class	34	316	165	1,508	N/A	N/A	N/A	N/A

Class A	687	6,312	4,435	40,055	1,116	11,655	3,994	40,564

Class C	233	1,982	1,696	14,283	408	3,784	1,642	14,959

Class R	86	818	514	4,809	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(8,369)	(82,219)	(10,475)	(102,389)	(17,672)	(178,118)	(33,283)	(343,119)

I-2	(2,700)	(26,527)	(4,857)	(46,955)	(6,701)	(67,437)	(14,696)	(140,666)

I-3	(47)	(451)	(444)	(4,530)	(6,649)	(60,688)	(1,183)	(12,345)

Administrative Class	(100)	(898)	(105)	(980)	N/A	N/A	N/A	N/A

Class A	(3,941)	(34,655)	(9,132)	(82,834)	(7,704)	(77,868)	(20,205)	(203,533)

Class C	(3,049)	(25,116)	(4,774)	(40,777)	(3,878)	(35,377)	(7,534)	(68,421)

Class R	(717)	(6,522)	(624)	(5,863)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	17,512	$178,614	14,166	$138,289	(2,605)	$(32,128)	20,770	$235,002

†	A zero balance may reflect actual amounts rounding to less than one thousand.

146	PIMCO STOCKSPLUS® FUNDS

September 30, 2020 (Unaudited)

PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)				PIMCO StocksPLUS® Long Duration Fund

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17,994	$84,791	96,982	$474,824	43,188	$301,531	84,505	$642,941	24,121	$191,625	82,329	$605,251

296	1,492	5,010	28,562	16,213	107,786	66,855	509,790	N/A	N/A	N/A	N/A

226	1,127	104	510	1,405	9,652	4,455	34,461	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

927	4,593	4,011	20,041	4,909	30,955	19,873	144,179	N/A	N/A	N/A	N/A

120	584	120	615	322	1,846	2,265	15,179	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

611	3,243	650	3,801	0	0	24,625	181,560	4,354	36,232	10,459	77,529

24	127	147	867	0	0	10,054	73,564	N/A	N/A	N/A	N/A

2	8	1	6	0	0	528	3,815	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

46	233	101	573	0	0	5,885	41,092	N/A	N/A	N/A	N/A

6	27	14	78	0	0	1,927	12,245	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(88,915)	(455,892)	(19,088)	(109,961)	(107,211)	(705,685)	(95,859)	(688,894)	(27,295)	(215,827)	(60,296)	(433,525)

(4,844)	(23,722)	(5,838)	(33,746)	(40,110)	(267,686)	(47,366)	(339,966)	N/A	N/A	N/A	N/A

(35)	(181)	(31)	(171)	(5,139)	(34,677)	(3,047)	(20,782)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1,876)	(9,240)	(4,514)	(23,995)	(11,637)	(75,300)	(35,823)	(259,866)	N/A	N/A	N/A	N/A

(297)	(1,403)	(803)	(4,103)	(3,557)	(20,542)	(6,566)	(42,497)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(75,715)	$(394,213)	76,866	$357,901	(101,617)	$(652,120)	32,311	$306,821	1,180	$12,030	32,492	$249,255

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	147

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® Short Fund				PIMCO StocksPLUS® Small Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	86,687	$586,429	69,968	$520,843	49,767	$351,586	56,759	$458,202

I-2	20,191	133,811	32,940	250,171	5,056	38,553	19,472	177,580

I-3	312	2,050	1,152	8,627	738	5,180	950	8,757

Administrative Class	N/A	N/A	N/A	N/A	487	3,553	764	7,286

Class A	4,074	26,614	9,283	67,669	2,596	19,474	11,485	104,046

Class C	507	3,131	941	6,616	412	2,917	1,518	12,549

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,732	17,042	285	1,961	4,565	37,467	4,502	42,158

I-2	541	3,399	5	34	983	7,968	1,566	14,536

I-3	31	193	1	6	43	346	73	681

Administrative Class	N/A	N/A	N/A	N/A	58	476	75	703

Class A	186	1,116	0	0	1,598	12,715	2,747	25,236

Class C	37	210	0	0	434	3,130	670	5,656

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(96,972)	(637,980)	(167,493)	(1,286,136)	(39,816)	(312,479)	(27,707)	(244,595)

I-2	(21,339)	(136,164)	(21,886)	(164,159)	(11,067)	(85,753)	(14,058)	(119,632)

I-3	(170)	(1,044)	(366)	(2,761)	(1,043)	(7,991)	(593)	(5,175)

Administrative Class	N/A	N/A	N/A	N/A	(404)	(3,134)	(352)	(2,666)

Class A	(3,594)	(22,975)	(8,321)	(60,640)	(10,457)	(82,067)	(24,671)	(215,962)

Class C	(399)	(2,437)	(533)	(3,641)	(2,499)	(17,941)	(3,915)	(31,604)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(7,176)	$(26,605)	(84,024)	$(661,410)	1,451	$(26,000)	29,285	$237,756

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

StocksPLUS® International Fund (Unhedged)	0	1	0%	26%

StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	1	0%	15%

StocksPLUS® Long Duration Fund	2	0	24%	0%

StocksPLUS® Short Fund	0	1	0%	52%

148	PIMCO STOCKSPLUS® FUNDS

September 30, 2020 (Unaudited)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	0	0

PIMCO StocksPLUS® International Fund (Unhedged)*	5,709	42,093

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	76,504	192,251

PIMCO StocksPLUS® Long Duration Fund	0	0

PIMCO StocksPLUS® Short Fund	944,076	2,944,537

PIMCO StocksPLUS® Small Fund	65,864	163,287

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO StocksPLUS® Fund	$1,166,519	$49,764	$(16,077)	$33,687

PIMCO StocksPLUS® Absolute Return Fund	2,428,542	254,058	(85,840)	168,218

PIMCO StocksPLUS® International Fund (Unhedged)	386,656	58,652	(23,079)	35,573

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,672,733	342,277	(193,360)	148,917

PIMCO StocksPLUS® Long Duration Fund	985,999	126,490	(16,217)	110,273

PIMCO StocksPLUS® Short Fund	964,023	142,239	(121,366)	20,873

PIMCO StocksPLUS® Small Fund	1,842,293	189,246	(114,696)	74,550

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	149

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TDL	Toronto Dominion Bank London

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	JPY	Japanese Yen	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone	NOK	Norwegian Krone

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate

CNREPOFIX	China Fixing Repo Rates 7-Day	NDDUEAFE	MSCI EAFE Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	NCUA	National Credit Union Administration

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

150	PIMCO STOCKSPLUS® FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	151

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the

Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop

152	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	153

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their

154	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	155

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

156	PIMCO STOCKSPLUS® FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4008SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		78

Glossary		98

Approval of Investment Advisory Contract and Other Agreements		99

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	36

PIMCO California Municipal Bond Fund	8	39

PIMCO California Short Duration Municipal Income Fund	9	43

PIMCO High Yield Municipal Bond Fund	10	46

PIMCO Municipal Bond Fund	11	56

PIMCO National Intermediate Municipal Bond Fund	12	65

PIMCO New York Municipal Bond Fund	13	69

PIMCO Short Duration Municipal Income Fund	14	73

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase existing corporate bonds on the open market. Finally, in August, 2020 Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. Looking back, in Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

The municipal (or “muni”) market posted positive returns over four of the six months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. However, a portion of the muni market’s gains was given back in August 2020. We believe this was due to some signs of improving economic growth combined with elevated new issuance during the month. All told, the Bloomberg Barclays Municipal Bond Index returned 3.99% for the six months ended September 30, 2020.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1%

CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	12/29/06	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	—	04/01/98	04/01/98	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	10/19/99	08/31/09	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	—	03/28/02	03/28/02	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.9%

Water Revenue	8.7%

Ad Valorem Property Tax	8.2%

Tax Increment/Allocation Revenue	6.2%

Electric Power & Light Revenue	5.3%

College & University Revenue	5.1%

Tobacco Settlement Funded	4.5%

Special Tax	4.5%

Port, Airport & Marina Revenue	4.1%

Sales Tax Revenue	4.0%

Sewer Revenue	3.4%

Natural Gas Revenue	3.3%

Highway Revenue Tolls	3.2%

Lease (Abatement)	3.2%

Local or Guaranteed Housing	3.1%

Special Assessment	2.0%

Charter School Aid	1.8%

Miscellaneous Revenue	1.6%

Lease Revenue	1.3%

Recreational Revenue	1.1%

General Fund	1.1%

Resource Recovery Revenue	1.0%

Other	1.8%

Short-Term Instruments‡	10.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	3.74%	3.17%	3.08%	3.06%	3.77%
PIMCO California Intermediate Municipal Bond Fund I-2	3.69%	3.07%	2.97%	2.96%	3.67%
PIMCO California Intermediate Municipal Bond Fund Class A	3.57%	2.83%	2.74%	2.72%	3.41%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	1.24%	0.52%	2.27%	2.33%	3.26%
PIMCO California Intermediate Municipal Bond Fund Class C	3.18%	2.06%	1.97%	1.96%	2.66%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	2.18%	1.06%	1.97%	1.96%	2.66%
Bloomberg Barclays California Intermediate Municipal Bond Index	4.29%	4.67%	3.28%	3.74%	4.71%
Lipper California Intermediate Municipal Debt Funds Average	3.63%	2.58%	2.66%	2.99%	4.05%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector and the housing sector each contributed to performance.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	The Fund’s underweight duration exposure detracted from performance, as municipal bond yields decreased over the period.

»	Security selection within the general obligation sector detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Ad Valorem Property Tax	15.7%

Health, Hospital & Nursing Home Revenue	13.5%

Water Revenue	10.2%

College & University Revenue	6.8%

General Fund	4.5%

Tobacco Settlement Funded	4.5%

Port, Airport & Marina Revenue	4.0%

Sewer Revenue	3.6%

Charter School Aid	3.5%

Electric Power & Light Revenue	3.2%

Sales Tax Revenue	3.1%

Lease (Non-Terminable)	3.0%

Economic Development Revenue	2.1%

Local or Guaranteed Housing	2.1%

Highway Revenue Tolls	1.8%

Natural Gas Revenue	1.5%

Industrial Revenue	1.4%

Lease (Abatement)	1.3%

Other	4.6%

Short-Term Instruments‡	9.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	4.37%	4.53%	5.00%	4.47%
PIMCO California Municipal Bond Fund I-2	4.32%	4.43%	4.89%	4.36%
PIMCO California Municipal Bond Fund Class A	4.19%	4.16%	4.63%	4.11%
PIMCO California Municipal Bond Fund Class A (adjusted)	1.82%	1.82%	4.16%	3.63%
PIMCO California Municipal Bond Fund Class C	3.80%	3.39%	3.85%	3.33%
PIMCO California Municipal Bond Fund Class C (adjusted)	2.80%	2.39%	3.85%	3.33%
Bloomberg Barclays California Municipal Bond Index	3.91%	4.12%	3.81%	3.91%
Lipper California Municipal Debt Funds Average	4.35%	2.34%	3.66%	3.80%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for the Institutional Class shares, 0.56% for I-2 shares, 0.81% for Class A shares, and 1.56% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the water & sewer sector contributed to performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	The Fund’s duration positioning detracted from performance, despite municipal bond yields decreasing over the period.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broad municipal market over the period.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broad municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.4%

Water Revenue	8.4%

Electric Power & Light Revenue	8.2%

General Fund	6.6%

Port, Airport & Marina Revenue	5.2%

Tobacco Settlement Funded	4.7%

Ad Valorem Property Tax	4.2%

Sales Tax Revenue	3.9%

Lease (Abatement)	3.6%

Natural Gas Revenue	3.5%

Local or Guaranteed Housing	3.0%

College & University Revenue	3.0%

Special Tax	2.9%

Recreational Revenue	2.9%

Sewer Revenue	2.5%

Highway Revenue Tolls	2.2%

Resource Recovery Revenue	1.6%

Miscellaneous Revenue	1.5%

Lease (Non-Terminable)	1.3%

Other	3.7%

Short-Term Instruments‡	12.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	1.93%	1.76%	1.44%	1.01%	1.65%
PIMCO California Short Duration Municipal Income Fund I-2	1.88%	1.66%	1.33%	0.91%	1.55%
PIMCO California Short Duration Municipal Income Fund Class A	1.73%	1.35%	1.03%	0.61%	1.24%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(0.56)%	(0.93)%	0.57%	0.38%	1.08%
Bloomberg Barclays California 1 Year Municipal Bond Index	1.48%	2.06%	1.24%	1.07%	1.79%
Lipper California Short/Intermediate Municipal Debt Funds Average	2.89%	2.01%	1.79%	1.80%	2.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broad municipal market.

»	The Fund’s duration positioning detracted from performance, despite municipal bond yields decreasing over the period.

»	Security selection within the pre-refunded sector detracted from performance, as the sector underperformed the broad municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	18.5%

Tobacco Settlement Funded	8.0%

Industrial Revenue	7.8%

Sales Tax Revenue	6.2%

Ad Valorem Property Tax	5.6%

Electric Power & Light Revenue	4.8%

Highway Revenue Tolls	3.9%

Natural Gas Revenue	3.2%

Local or Guaranteed Housing	3.0%

Miscellaneous Revenue	2.3%

College & University Revenue	2.1%

Transit Revenue	2.1%

Nuclear Revenue	2.1%

General Fund	1.9%

Charter School Aid	1.7%

Sewer Revenue	1.7%

Port, Airport & Marina Revenue	1.6%

Lease Revenue	1.6%

Water Revenue	1.5%

Resource Recovery Revenue	1.3%

Appropriations	1.2%

Economic Development Revenue	1.1%

Income Tax Revenue	1.0%

Other	4.0%

Short-Term Instruments‡	11.1%

Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	5.53%	2.55%	5.89%	5.69%	4.42%
PIMCO High Yield Municipal Bond Fund I-2	5.47%	2.45%	5.79%	5.58%	4.31%
PIMCO High Yield Municipal Bond Fund Class A	5.37%	2.24%	5.58%	5.38%	4.12%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	3.00%	(0.06)%	5.10%	4.98%	3.89%
PIMCO High Yield Municipal Bond Fund Class C	4.97%	1.48%	4.79%	4.60%	3.34%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	3.97%	0.49%	4.79%	4.60%	3.34%
Bloomberg Barclays High Yield Municipal Bond Index	7.78%	1.27%	6.00%	5.97%	4.94%
Lipper High Yield Municipal Debt Funds Average	5.66%	0.39%	4.18%	4.83%	3.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for the Institutional Class shares, 0.73% for I-2 shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within taxable municipals, the electric utility sector and the pre-refunded sector each contributed to performance.

»	Yield curve strategies detracted from performance, as municipal bond yields decreased over the period.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the broader high yield municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the broader high yield municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.1%

Highway Revenue Tolls	7.2%

Sales Tax Revenue	5.8%

Electric Power & Light Revenue	5.3%

Natural Gas Revenue	4.3%

Water Revenue	4.2%

Tobacco Settlement Funded	4.2%

Port, Airport & Marina Revenue	4.0%

Ad Valorem Property Tax	3.5%

Industrial Revenue	3.0%

Income Tax Revenue	2.9%

Miscellaneous Revenue	2.7%

Transit Revenue	2.4%

Fuel Sales Tax Revenue	2.3%

Lease (Appropriation)	2.2%

General Fund	2.2%

College & University Revenue	1.7%

Lease (Abatement)	1.6%

Local or Guaranteed Housing	1.5%

Appropriations	1.5%

Sewer Revenue	1.0%

Other	5.8%

Short-Term Instruments‡	15.5%

Corporate Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	4.08%	3.73%	4.63%	4.62%	4.26%
PIMCO Municipal Bond Fund I-2	4.03%	3.62%	4.53%	4.52%	4.16%
PIMCO Municipal Bond Fund Class A	3.92%	3.41%	4.31%	4.30%	3.91%
PIMCO Municipal Bond Fund Class A (adjusted)	1.58%	1.08%	3.83%	3.90%	3.78%
PIMCO Municipal Bond Fund Class C	3.66%	2.89%	3.79%	3.78%	3.40%
PIMCO Municipal Bond Fund Class C (adjusted)	2.66%	1.89%	3.79%	3.78%	3.40%
Bloomberg Barclays Municipal Bond Index	3.99%	4.09%	3.84%	3.99%	4.76%
Lipper General & Insured Municipal Debt Funds Average	4.23%	2.69%	3.55%	3.80%	4.10%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.82% for Class A shares, and 1.32% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the special tax sector contributed to performance.

»	Yield curve strategies detracted from performance, as municipal bond yields decreased over the period.

»	Security selection within the general obligation municipal bond sector detracted from performance.

»	Underweight exposure to the water & sewer municipal bond sector detracted from performance, as the sector outperformed the broader municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.6%

Electric Power & Light Revenue	9.4%

Natural Gas Revenue	7.0%

Water Revenue	6.2%

Ad Valorem Property Tax	6.0%

Highway Revenue Tolls	5.6%

Tobacco Settlement Funded	5.1%

College & University Revenue	4.7%

Port, Airport & Marina Revenue	4.6%

Sales Tax Revenue	4.5%

Miscellaneous Revenue	3.4%

Fuel Sales Tax Revenue	2.4%

Appropriations	2.2%

Industrial Revenue	2.0%

General Fund	1.9%

Local or Guaranteed Housing	1.9%

Income Tax Revenue	1.8%

Nuclear Revenue	1.6%

Lease Revenue	1.4%

Sewer Revenue	1.3%

Transit Revenue	1.2%

Miscellaneous Taxes	1.2%

Other	3.1%

Short-Term Instruments‡	10.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	4.40%	3.40%	3.57%	3.34%
PIMCO National Intermediate Municipal Bond Fund I-2	4.35%	3.30%	3.47%	3.23%
PIMCO National Intermediate Municipal Bond Fund Class A	4.22%	3.04%	3.21%	2.98%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	1.91%	0.72%	2.74%	2.51%
PIMCO National Intermediate Municipal Bond Fund Class C	3.96%	2.53%	2.70%	2.47%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	2.96%	1.53%	2.70%	2.47%
Bloomberg Barclays 1-15 Year Municipal Bond Index	3.87%	4.19%	3.35%	3.09%
Lipper Intermediate Municipal Debt Funds Average	4.04%	3.01%	2.90%	2.63%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the electric utility sector contributed to performance, as the sector outperformed the broad municipal market.

»	Security selection within the transportation sector contributed to performance, as the sector outperformed the broad municipal market.

»	The Fund’s duration positioning detracted from performance, despite municipal bond yields decreasing over the period.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broad municipal market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Income Tax Revenue	15.5%

College & University Revenue	11.5%

Health, Hospital & Nursing Home Revenue	7.3%

Ad Valorem Property Tax	7.1%

Miscellaneous Revenue	5.4%

Transit Revenue	5.1%

Sales Tax Revenue	4.3%

Port, Airport & Marina Revenue	3.9%

Electric Power & Light Revenue	3.7%

Local or Guaranteed Housing	3.4%

Highway Revenue Tolls	3.4%

Water Revenue	3.3%

Industrial Revenue	3.0%

Tobacco Settlement Funded	1.6%

Lease Revenue	1.6%

Economic Development Revenue	1.1%

Appropriations	1.1%

Other	5.0%

Short-Term Instruments‡	12.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	2.61%	2.27%	3.67%	3.68%	4.76%
PIMCO New York Municipal Bond Fund I-2	2.56%	2.17%	3.57%	3.58%	4.66%
PIMCO New York Municipal Bond Fund Class A	2.44%	1.93%	3.33%	3.34%	4.39%
PIMCO New York Municipal Bond Fund Class A (adjusted)	0.14%	(0.36)%	2.86%	2.95%	4.24%
PIMCO New York Municipal Bond Fund Class C	2.06%	1.17%	2.56%	2.57%	3.64%
PIMCO New York Municipal Bond Fund Class C (adjusted)	1.06%	0.17%	2.56%	2.57%	3.64%
Bloomberg Barclays New York Municipal Bond Index	2.89%	2.71%	3.38%	3.69%	4.76%
Lipper New York Municipal Debt Funds Average	2.95%	1.43%	3.25%	3.40%	4.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.495% for the Institutional Class shares, 0.595% for I-2 shares, 0.825% for Class A shares, and 1.575% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector contributed to performance.

»	Overweight exposure to the tobacco sector contributed to performance, as the sector outperformed the broader municipal market.

»	The Fund’s underweight duration position detracted from performance, as municipal bond yields fell over the period.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the special tax sector detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.5%

Electric Power & Light Revenue	11.4%

Ad Valorem Property Tax	9.5%

Natural Gas Revenue	5.5%

Highway Revenue Tolls	4.5%

Miscellaneous Revenue	4.4%

Water Revenue	3.7%

Industrial Revenue	3.2%

Local or Guaranteed Housing	2.9%

Sales Tax Revenue	2.6%

Fuel Sales Tax Revenue	2.5%

College & University Revenue	2.4%

General Fund	1.5%

Transit Revenue	1.5%

Tobacco Settlement Funded	1.2%

Income Tax Revenue	1.1%

Resource Recovery Revenue	1.0%

Other	2.7%

Short-Term Instruments‡	22.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	2.56%	2.72%	1.88%	1.37%	1.64%
PIMCO Short Duration Municipal Income Fund I-2	2.50%	2.62%	1.78%	1.27%	1.54%
PIMCO Short Duration Municipal Income Fund Class A	2.35%	2.31%	1.47%	0.97%	1.23%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	0.09%	0.07%	1.02%	0.73%	1.12%
PIMCO Short Duration Municipal Income Fund Class C	2.20%	2.01%	1.17%	0.67%	0.87%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	1.20%	1.01%	1.17%	0.67%	0.87%
Bloomberg Barclays 1-Year Municipal Bond Index	1.57%	2.24%	1.40%	1.14%	2.28%
Lipper Short Municipal Debt Funds Average	1.89%	1.84%	1.36%	1.14%	2.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.73% for Class A shares, and 1.03% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the electric utility sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Yield curve strategies detracted from performance, as municipal bond yields decreased over the period.

»	Security selection within the pre-refunded sector detracted from performance.

»	Underweight exposure to the water & sewer sector detracted from performance, as the sector outperformed the broader municipal market.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,037.40	$2.27	$1,000.00	$1,022.84	$2.26	0.445%
I-2	1,000.00	1,036.90	2.78	1,000.00	1,022.34	2.76	0.545
Class A	1,000.00	1,035.70	3.96	1,000.00	1,021.18	3.93	0.775
Class C	1,000.00	1,031.80	7.77	1,000.00	1,017.42	7.71	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,043.70	$2.31	$1,000.00	$1,022.81	$2.28	0.45	%(a)
I-2	1,000.00	1,043.20	2.82	1,000.00	1,022.31	2.79	0.55	(a)
Class A	1,000.00	1,041.90	4.10	1,000.00	1,021.06	4.05	0.80	(a)
Class C	1,000.00	1,038.00	7.92	1,000.00	1,017.30	7.84	1.55	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,019.30	$1.67	$1,000.00	$1,023.41	$1.67	0.33%
I-2	1,000.00	1,018.80	2.18	1,000.00	1,022.91	2.18	0.43
Class A	1,000.00	1,017.30	3.69	1,000.00	1,021.41	3.70	0.73

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,055.30	$2.99	$1,000.00	$1,022.16	$2.94	0.58	%(b)
I-2	1,000.00	1,054.70	3.50	1,000.00	1,021.66	3.45	0.68	(b)
Class A	1,000.00	1,053.70	4.53	1,000.00	1,020.66	4.46	0.88	(b)
Class C	1,000.00	1,049.70	8.38	1,000.00	1,016.90	8.24	1.63	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,040.80	$2.35	$1,000.00	$1,022.76	$2.33	0.46	%(c)
I-2	1,000.00	1,040.30	2.86	1,000.00	1,022.26	2.84	0.56	(c)
Class A	1,000.00	1,039.20	3.94	1,000.00	1,021.21	3.90	0.77	(c)
Class C	1,000.00	1,036.60	6.48	1,000.00	1,018.70	6.43	1.27	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,044.00	$2.31	$1,000.00	$1,022.81	$2.28	0.45%
I-2	1,000.00	1,043.50	2.82	1,000.00	1,022.31	2.79	0.55
Class A	1,000.00	1,042.20	4.10	1,000.00	1,021.06	4.05	0.80
Class C	1,000.00	1,039.60	6.65	1,000.00	1,018.55	6.58	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,026.10	$2.31	$1,000.00	$1,022.79	$2.31	0.455	%(d)
I-2	1,000.00	1,025.60	2.82	1,000.00	1,022.29	2.81	0.555	(d)
Class A	1,000.00	1,024.40	3.98	1,000.00	1,021.13	3.98	0.785	(d)
Class C	1,000.00	1,020.60	7.78	1,000.00	1,017.37	7.76	1.535	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,025.60	$1.68	$1,000.00	$1,023.41	$1.67	0.33%
I-2	1,000.00	1,025.00	2.18	1,000.00	1,022.91	2.18	0.43
Class A	1,000.00	1,023.50	3.70	1,000.00	1,021.41	3.70	0.73
Class C	1,000.00	1,022.00	5.22	1,000.00	1,019.90	5.22	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.27, $2.79, $4.06, $7.89 for Actual Performance and $2.25, $2.76, $4.02, $7.81 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.03% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.83, $3.34, $4.37, $8.21 for Actual Performance and $2.78, $3.29, $4.30, $8.08 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.25, $2.77, $3.84, $6.39 for Actual Performance and $2.23, $2.74, $3.80, $6.33 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.31, $2.79, $3.96, $7.75 for Actual Performance and $2.31, $2.79, $3.95, $7.74 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-15 Year Municipal Bond Index	Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays California 1 Year Municipal Bond Index	Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg Barclays California Intermediate Municipal Bond Index	Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays High Yield Municipal Bond Index	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays New York Municipal Bond Index	The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.85	$0.11	$0.26	$0.37	$(0.11)	$0.00	$(0.11)

03/31/2020	9.82	0.22	0.03	0.25	(0.22)	0.00	(0.22)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)

03/31/2017	9.97	0.24	(0.28)	(0.04)	(0.24)	0.00	(0.24)

03/31/2016	9.86	0.25	0.11	0.36	(0.25)	0.00	(0.25)
I-2

04/01/2020 - 09/30/2020+	9.85	0.10	0.26	0.36	(0.10)	0.00	(0.10)

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)

03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)

03/31/2016	9.86	0.24	0.11	0.35	(0.24)	0.00	(0.24)
Class A

04/01/2020 - 09/30/2020+	9.85	0.09	0.26	0.35	(0.09)	0.00	(0.09)

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)

03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)

03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)
Class C

04/01/2020 - 09/30/2020+	9.85	0.05	0.26	0.31	(0.05)	0.00	(0.05)

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)

03/31/2016	9.86	0.14	0.11	0.25	(0.14)	0.00	(0.14)

PIMCO California Municipal Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$11.17	$0.12	$0.37	$0.49	$(0.12)	$0.00	$(0.12)

03/31/2020	10.89	0.27	0.29	0.56	(0.28)	0.00	(0.28)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)

03/31/2017	10.81	0.32	(0.29)	0.03	(0.32)	0.00	(0.32)

03/31/2016	10.47	0.30	0.34	0.64	(0.30)	0.00	(0.30)
I-2

04/01/2020 - 09/30/2020+	11.17	0.11	0.37	0.48	(0.11)	0.00	(0.11)

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)

03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)

03/31/2016	10.47	0.29	0.34	0.63	(0.29)	0.00	(0.29)
Class A

04/01/2020 - 09/30/2020+	11.17	0.10	0.37	0.47	(0.10)	0.00	(0.10)

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)

03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)

03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)
Class C

04/01/2020 - 09/30/2020+	11.17	0.05	0.37	0.42	(0.05)	0.00	(0.05)

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

03/31/2017	10.81	0.20	(0.29)	(0.09)	(0.20)	0.00	(0.20)

03/31/2016	10.47	0.19	0.34	0.53	(0.19)	0.00	(0.19)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.11	3.74%	$89,124	0.445	%*	0.445	%*	0.445	%*	0.445	%*	2.12	%*	14%

9.85	2.57	86,747	0.445		0.445		0.445		0.445		2.24		35

9.82	4.54	79,510	0.445		0.445		0.445		0.445		2.61		31

9.64	2.01	57,131	0.445		0.445		0.445		0.445		2.52		15

9.69	(0.37)	41,743	0.445		0.445		0.445		0.445		2.44		41

9.97	3.70	51,348	0.445		0.445		0.445		0.445		2.53		24

10.11	3.69	18,157	0.545	*	0.545	*	0.545	*	0.545	*	2.03	*	14

9.85	2.47	18,183	0.545		0.545		0.545		0.545		2.15		35

9.82	4.44	16,630	0.545		0.545		0.545		0.545		2.50		31

9.64	1.91	30,311	0.545		0.545		0.545		0.545		2.41		15

9.69	(0.47)	28,220	0.545		0.545		0.545		0.545		2.36		41

9.97	3.59	16,017	0.545		0.545		0.545		0.545		2.43		24

10.11	3.57	75,639	0.775	*	0.775	*	0.775	*	0.775	*	1.79	*	14

9.85	2.24	71,243	0.775		0.775		0.775		0.775		1.90		35

9.82	4.20	50,298	0.775		0.775		0.775		0.775		2.27		31

9.64	1.68	49,614	0.775		0.775		0.775		0.775		2.18		15

9.69	(0.70)	44,936	0.775		0.775		0.775		0.775		2.12		41

9.97	3.36	42,785	0.775		0.775		0.775		0.775		2.20		24

10.11	3.18	7,322	1.525	*	1.525	*	1.525	*	1.525	*	1.04	*	14

9.85	1.47	7,727	1.525		1.525		1.525		1.525		1.18		35

9.82	3.43	8,991	1.525		1.525		1.525		1.525		1.52		31

9.64	0.92	9,501	1.525		1.525		1.525		1.525		1.43		15

9.69	(1.45)	11,160	1.525		1.525		1.525		1.525		1.37		41

9.97	2.59	11,946	1.525		1.525		1.525		1.525		1.45		24

$11.54	4.37%	$36,782	0.45	%*	0.45	%*	0.44	%*	0.44	%*	2.01	%*	16%

11.17	5.12	18,625	0.46		0.46		0.44		0.44		2.41		41

10.89	5.71	6,904	0.49		0.49		0.44		0.44		2.98		36

10.61	3.97	4,988	0.50		0.50		0.44		0.44		3.13		43

10.52	0.23	3,417	0.46		0.46		0.44		0.44		2.93		133

10.81	6.26	4,434	0.44		0.44		0.44		0.44		2.90		89

11.54	4.32	10,599	0.55	*	0.55	*	0.54	*	0.54	*	1.91	*	16

11.17	5.02	5,044	0.56		0.56		0.54		0.54		2.32		41

10.89	5.61	1,597	0.59		0.59		0.54		0.54		2.90		36

10.61	3.86	518	0.60		0.60		0.54		0.54		3.02		43

10.52	0.13	671	0.56		0.56		0.54		0.54		2.81		133

10.81	6.16	432	0.54		0.54		0.54		0.54		2.73		89

11.54	4.19	43,148	0.80	*	0.80	*	0.79	*	0.79	*	1.68	*	16

11.17	4.76	31,576	0.81		0.81		0.79		0.79		2.09		41

10.89	5.35	21,456	0.84		0.84		0.79		0.79		2.63		36

10.61	3.60	8,453	0.85		0.85		0.79		0.79		2.78		43

10.52	(0.12)	5,877	0.81		0.81		0.79		0.79		2.60		133

10.81	5.90	5,630	0.79		0.79		0.79		0.79		2.53		89

11.54	3.80	2,419	1.55	*	1.55	*	1.54	*	1.54	*	0.94	*	16

11.17	3.98	2,030	1.56		1.56		1.54		1.54		1.36		41

10.89	4.56	2,074	1.59		1.59		1.54		1.54		1.88		36

10.61	2.83	1,800	1.60		1.60		1.54		1.54		2.02		43

10.52	(0.87)	2,190	1.56		1.56		1.54		1.54		1.83		133

10.81	5.11	2,343	1.54		1.54		1.54		1.54		1.79		89

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.84	$0.06	$0.13	$0.19	$(0.06)	$0.00	$(0.06)

03/31/2020	9.88	0.15	(0.03)	0.12	(0.16)	0.00	(0.16)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	9.94	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	9.94	0.09	0.00	0.09	(0.09)	0.00	(0.09)
I-2

04/01/2020 - 09/30/2020+	9.84	0.05	0.13	0.18	(0.05)	0.00	(0.05)

03/31/2020	9.88	0.15	(0.04)	0.11	(0.15)	0.00	(0.15)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)

03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)

03/31/2016	9.94	0.08	0.00	0.08	(0.08)	0.00	(0.08)
Class A

04/01/2020 - 09/30/2020+	9.84	0.04	0.13	0.17	(0.04)	0.00	(0.04)

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)

03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)

PIMCO High Yield Municipal Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.03	$0.15	$0.35	$0.50	$(0.15)	$0.00	$(0.15)

03/31/2020	9.15	0.34	(0.09)	0.25	(0.35)	(0.02)	(0.37)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)

03/31/2017	8.96	0.37	(0.15)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.26	0.63	(0.38)	0.00	(0.38)
I-2

04/01/2020 - 09/30/2020+	9.03	0.14	0.35	0.49	(0.14)	0.00	(0.14)

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)

03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.25	0.62	(0.37)	0.00	(0.37)
Class A

04/01/2020 - 09/30/2020+	9.03	0.13	0.35	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)

03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)

03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)
Class C

04/01/2020 - 09/30/2020+	9.03	0.10	0.35	0.45	(0.10)	0.00	(0.10)

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)

03/31/2016	8.71	0.29	0.25	0.54	(0.29)	0.00	(0.29)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.97	1.93%	$112,280	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.19	%*	25%

9.84	1.19	99,403	0.33		0.33		0.33		0.33		1.56		69

9.88	2.29	83,637	0.33		0.33		0.33		0.33		1.67		67

9.82	0.82	85,293	0.33		0.33		0.33		0.33		1.45		60

9.87	0.34	76,914	0.33		0.33		0.33		0.33		1.04		71

9.94	0.96	72,156	0.33		0.33		0.33		0.33		0.95		42

9.97	1.88	15,970	0.43	*	0.43	*	0.43	*	0.43	*	1.08	*	25

9.84	1.08	14,414	0.43		0.43		0.43		0.43		1.47		69

9.88	2.19	15,105	0.43		0.43		0.43		0.43		1.57		67

9.82	0.72	13,029	0.43		0.43		0.43		0.43		1.35		60

9.87	0.24	12,435	0.43		0.43		0.43		0.43		0.93		71

9.94	0.85	22,854	0.43		0.43		0.43		0.43		0.83		42

9.97	1.73	35,257	0.73	*	0.73	*	0.73	*	0.73	*	0.79	*	25

9.84	0.78	31,745	0.73		0.73		0.73		0.73		1.15		69

9.88	1.88	26,500	0.73		0.73		0.73		0.73		1.26		67

9.82	0.41	32,447	0.73		0.73		0.73		0.73		1.05		60

9.87	(0.06)	32,973	0.73		0.73		0.73		0.73		0.64		71

9.94	0.55	39,619	0.73		0.73		0.73		0.73		0.53		42

$9.38	5.53%	$752,009	0.58	%*	0.58	%*	0.55	%*	0.55	%*	3.18	%*	23%

9.03	2.63	548,772	0.63		0.63		0.55		0.55		3.67		68

9.15	6.35	496,572	0.66		0.66		0.55		0.55		4.16		68

8.98	6.28	356,911	0.61		0.61		0.55		0.55		4.42		72

8.82	2.52	256,810	0.58		0.58		0.55		0.55		4.06		124

8.96	7.47	313,824	0.56		0.56		0.55		0.55		4.27		58

9.38	5.47	445,150	0.68	*	0.68	*	0.65	*	0.65	*	3.08	*	23

9.03	2.53	277,552	0.73		0.73		0.65		0.65		3.54		68

9.15	6.24	189,819	0.76		0.76		0.65		0.65		4.06		68

8.98	6.17	145,344	0.71		0.71		0.65		0.65		4.32		72

8.82	2.42	106,553	0.68		0.68		0.65		0.65		3.98		124

8.96	7.36	114,366	0.66		0.66		0.65		0.65		4.26		58

9.38	5.37	824,683	0.88	*	0.88	*	0.85	*	0.85	*	2.89	*	23

9.03	2.33	674,955	0.93		0.93		0.85		0.85		3.36		68

9.15	6.03	585,792	0.96		0.96		0.85		0.85		3.86		68

8.98	5.96	425,741	0.91		0.91		0.85		0.85		4.12		72

8.82	2.21	254,421	0.88		0.88		0.85		0.85		3.82		124

8.96	7.15	204,636	0.86		0.86		0.85		0.85		4.05		58

9.38	4.97	79,378	1.63	*	1.63	*	1.60	*	1.60	*	2.15	*	23

9.03	1.57	87,883	1.68		1.68		1.60		1.60		2.63		68

9.15	5.25	87,662	1.71		1.71		1.60		1.60		3.11		68

8.98	5.17	78,881	1.66		1.66		1.60		1.60		3.37		72

8.82	1.45	87,189	1.63		1.63		1.60		1.60		3.06		124

8.96	6.35	89,274	1.61		1.61		1.60		1.60		3.32		58

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.95	$0.12	$0.28	$0.40	$(0.12)	$0.00	$(0.12)

03/31/2020	9.87	0.31	0.08	0.39	(0.31)	0.00	(0.31)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)

03/31/2017	9.90	0.33	(0.27)	0.06	(0.33)	0.00	(0.33)

03/31/2016	9.78	0.35	0.12	0.47	(0.35)	0.00	(0.35)
I-2

04/01/2020 - 09/30/2020+	9.95	0.12	0.28	0.40	(0.12)	0.00	(0.12)

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)

03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)

03/31/2016	9.78	0.34	0.12	0.46	(0.34)	0.00	(0.34)
Class A

04/01/2020 - 09/30/2020+	9.95	0.11	0.28	0.39	(0.11)	0.00	(0.11)

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)

03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)

03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)
Class C

04/01/2020 - 09/30/2020+	9.95	0.08	0.28	0.36	(0.08)	0.00	(0.08)

03/31/2020	9.87	0.23	0.08	0.31	(0.23)	0.00	(0.23)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)

03/31/2016	9.78	0.27	0.12	0.39	(0.27)	0.00	(0.27)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.61	$0.12	$0.35	$0.47	$(0.12)	$0.00	$(0.12)

03/31/2020	10.61	0.25	0.00	0.25	(0.25)	0.00	(0.25)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)

03/31/2017	10.63	0.24	(0.26)	(0.02)	(0.24)	0.00	(0.24)

03/31/2016	10.44	0.23	0.19	0.42	(0.23)	0.00	(0.23)
I-2

04/01/2020 - 09/30/2020+	10.61	0.11	0.35	0.46	(0.11)	0.00	(0.11)

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)

03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)

03/31/2016	10.44	0.23	0.18	0.41	(0.22)	0.00	(0.22)
Class A

04/01/2020 - 09/30/2020+	10.61	0.10	0.35	0.45	(0.10)	0.00	(0.10)

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)

03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)

03/31/2016	10.44	0.20	0.19	0.39	(0.20)	0.00	(0.20)
Class C

04/01/2020 - 09/30/2020+	10.61	0.07	0.35	0.42	(0.07)	0.00	(0.07)

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)

03/31/2016	10.44	0.15	0.19	0.34	(0.15)	0.00	(0.15)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.23	4.08%	$448,453	0.46	%*	0.46	%*	0.44	%*	0.44	%*	2.42	%*	26%

9.95	3.97	360,957	0.51		0.51		0.44		0.44		3.09		55

9.87	5.16	268,422	0.55		0.55		0.44		0.44		3.76		48

9.74	4.80	192,741	0.48		0.48		0.44		0.44		3.71		64

9.63	0.55	155,155	0.48		0.48		0.44		0.44		3.33		131

9.90	4.90	168,010	0.45		0.45		0.44		0.44		3.61		85

10.23	4.03	461,252	0.56	*	0.56	*	0.54	*	0.54	*	2.32	*	26

9.95	3.86	283,911	0.61		0.61		0.54		0.54		2.99		55

9.87	5.06	204,834	0.65		0.65		0.54		0.54		3.66		48

9.74	4.70	143,000	0.58		0.58		0.54		0.54		3.60		64

9.63	0.45	121,413	0.58		0.58		0.54		0.54		3.23		131

9.90	4.79	124,575	0.55		0.55		0.54		0.54		3.50		85

10.23	3.92	735,893	0.77	*	0.77	*	0.75	*	0.75	*	2.11	*	26

9.95	3.65	479,418	0.82		0.82		0.75		0.75		2.77		55

9.87	4.84	349,323	0.86		0.86		0.75		0.75		3.45		48

9.74	4.48	293,311	0.79		0.79		0.75		0.75		3.39		64

9.63	0.24	252,762	0.79		0.79		0.75		0.75		3.02		131

9.90	4.57	267,799	0.76		0.76		0.75		0.75		3.28		85

10.23	3.66	57,522	1.27	*	1.27	*	1.25	*	1.25	*	1.62	*	26

9.95	3.13	60,524	1.32		1.32		1.25		1.25		2.31		55

9.87	4.32	71,628	1.36		1.36		1.25		1.25		2.95		48

9.74	3.96	83,990	1.29		1.29		1.25		1.25		2.89		64

9.63	(0.26)	109,216	1.29		1.29		1.25		1.25		2.52		131

9.90	4.05	121,156	1.26		1.26		1.25		1.25		2.79		85

$10.96	4.40%	$79,268	0.45	%*	0.45	%*	0.45	%*	0.45	%*	2.12	%*	18%

10.61	2.34	70,892	0.45		0.45		0.45		0.45		2.31		28

10.61	4.90	45,549	0.45		0.45		0.45		0.45		2.70		20

10.39	2.76	22,430	0.45		0.45		0.45		0.45		2.54		24

10.37	(0.19)	15,993	0.45		0.45		0.45		0.45		2.24		73

10.63	4.13	25,568	0.45		0.45		0.45		0.45		2.21		41

10.96	4.35	33,696	0.55	*	0.55	*	0.55	*	0.55	*	2.02	*	18

10.61	2.24	27,703	0.55		0.55		0.55		0.55		2.21		28

10.61	4.79	19,793	0.55		0.55		0.55		0.55		2.60		21

10.39	2.66	20,126	0.55		0.55		0.55		0.55		2.44		24

10.37	(0.29)	16,012	0.55		0.55		0.55		0.55		2.18		73

10.63	4.02	14,161	0.55		0.55		0.55		0.55		2.17		41

10.96	4.22	43,173	0.80	*	0.80	*	0.80	*	0.80	*	1.77	*	18

10.61	1.99	39,933	0.80		0.80		0.80		0.80		1.97		28

10.61	4.53	31,794	0.80		0.80		0.80		0.80		2.35		21

10.39	2.40	25,057	0.80		0.80		0.80		0.80		2.18		24

10.37	(0.54)	23,353	0.80		0.80		0.80		0.80		1.94		73

10.63	3.76	16,611	0.80		0.80		0.80		0.80		1.92		41

10.96	3.96	2,360	1.30	*	1.30	*	1.30	*	1.30	*	1.27	*	18

10.61	1.48	2,363	1.30		1.30		1.30		1.30		1.50		28

10.61	4.02	3,122	1.30		1.30		1.30		1.30		1.84		21

10.39	1.89	3,734	1.30		1.30		1.30		1.30		1.67		24

10.37	(1.04)	4,724	1.30		1.30		1.30		1.30		1.42		73

10.63	3.25	5,155	1.30		1.30		1.30		1.30		1.42		41

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO New York Municipal Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$11.41	$0.12	$0.18	$0.30	$(0.12)	$0.00	$(0.12)

03/31/2020	11.27	0.27	0.14	0.41	(0.27)	0.00	(0.27)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)

03/31/2017	11.43	0.38	(0.30)	0.08	(0.38)	0.00	(0.38)

03/31/2016	11.40	0.41	0.03	0.44	(0.41)	0.00	(0.41)
I-2

04/01/2020 - 09/30/2020+	11.41	0.11	0.18	0.29	(0.11)	0.00	(0.11)

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)

03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)

03/31/2016	11.40	0.40	0.03	0.43	(0.40)	0.00	(0.40)
Class A

04/01/2020 - 09/30/2020+	11.41	0.10	0.18	0.28	(0.10)	0.00	(0.10)

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)

03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)

03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)
Class C

04/01/2020 - 09/30/2020+	11.41	0.05	0.18	0.23	(0.05)	0.00	(0.05)

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)

03/31/2016	11.40	0.28	0.04	0.32	(0.29)	0.00	(0.29)

PIMCO Short Duration Municipal Income Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.41	$0.06	$0.15	$0.21	$(0.06)	$0.00	$(0.06)

03/31/2020	8.42	0.16	(0.01)	0.15	(0.16)	0.00	(0.16)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	8.47	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)

03/31/2016	8.49	0.11	(0.02)	0.09	(0.11)	0.00	(0.11)
I-2

04/01/2020 - 09/30/2020+	8.41	0.06	0.15	0.21	(0.06)	0.00	(0.06)

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	8.47	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	8.49	0.10	(0.02)	0.08	(0.10)	0.00	(0.10)
Class A

04/01/2020 - 09/30/2020+	8.41	0.05	0.15	0.20	(0.05)	0.00	(0.05)

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)

03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)

03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.59	2.61%	$166,306	0.455	%*	0.455	%*	0.445	%*	0.445	%*	2.02	%*	27%

11.41	3.67	147,314	0.495		0.495		0.445		0.445		2.36		56

11.27	5.01	91,943	0.535		0.535		0.445		0.445		3.33		18

11.09	2.93	58,949	0.485		0.485		0.445		0.445		3.33		25

11.13	0.70	50,082	0.455		0.455		0.445		0.445		3.34		63

11.43	3.94	56,393	0.445		0.445		0.445		0.445		3.61		36

11.59	2.56	57,783	0.555	*	0.555	*	0.545	*	0.545	*	1.92	*	27

11.41	3.57	46,782	0.595		0.595		0.545		0.545		2.23		56

11.27	4.91	18,298	0.635		0.635		0.545		0.545		3.24		18

11.09	2.83	13,426	0.585		0.585		0.545		0.545		3.22		25

11.13	0.59	11,896	0.555		0.555		0.545		0.545		3.26		63

11.43	3.84	9,664	0.545		0.545		0.545		0.545		3.50		36

11.59	2.44	393,408	0.785	*	0.785	*	0.775	*	0.775	*	1.69	*	27

11.41	3.33	382,717	0.825		0.825		0.775		0.775		2.00		56

11.27	4.67	204,469	0.865		0.865		0.775		0.775		3.00		18

11.09	2.59	141,421	0.815		0.815		0.775		0.775		3.00		25

11.13	0.36	95,676	0.785		0.785		0.775		0.775		3.03		63

11.43	3.60	70,983	0.775		0.775		0.775		0.775		3.26		36

11.59	2.06	24,585	1.535	*	1.535	*	1.525	*	1.525	*	0.95	*	27

11.41	2.56	24,957	1.575		1.575		1.525		1.525		1.28		56

11.27	3.89	19,464	1.615		1.615		1.525		1.525		2.25		18

11.09	1.83	16,880	1.565		1.565		1.525		1.525		2.24		25

11.13	(0.39)	18,201	1.535		1.535		1.525		1.525		2.28		63

11.43	2.83	14,411	1.525		1.525		1.525		1.525		2.52		36

$8.56	2.56%	$145,255	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.48	%*	16%

8.41	1.74	103,010	0.33		0.33		0.33		0.33		1.84		53

8.42	2.84	90,738	0.33		0.33		0.33		0.33		1.98		64

8.35	1.03	66,613	0.33		0.33		0.33		0.33		1.71		50

8.40	0.47	54,794	0.33		0.33		0.33		0.33		1.29		70

8.47	1.04	61,691	0.33		0.33		0.33		0.33		1.27		31

8.56	2.50	72,746	0.43	*	0.43	*	0.43	*	0.43	*	1.36	*	16

8.41	1.64	35,931	0.43		0.43		0.43		0.43		1.73		53

8.42	2.74	25,282	0.43		0.43		0.43		0.43		1.87		64

8.35	0.93	21,810	0.43		0.43		0.43		0.43		1.62		50

8.40	0.37	31,141	0.43		0.43		0.43		0.43		1.16		70

8.47	0.94	67,777	0.43		0.43		0.43		0.43		1.16		31

8.56	2.35	229,089	0.73	*	0.73	*	0.73	*	0.73	*	1.06	*	16

8.41	1.34	109,016	0.73		0.73		0.73		0.73		1.44		53

8.42	2.43	92,478	0.73		0.73		0.73		0.73		1.57		64

8.35	0.63	83,432	0.73		0.73		0.73		0.73		1.31		50

8.40	0.06	88,712	0.73		0.73		0.73		0.73		0.88		70

8.47	0.64	102,229	0.73		0.73		0.73		0.73		0.87		31

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Short Duration Municipal Income Fund (Cont.)
Class C

04/01/2020 - 09/30/2020+	$8.41	$0.03	$0.15	$0.18	$(0.03)	$0.00	$(0.03)

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)

03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)

03/31/2016	8.49	0.05	(0.02)	0.03	(0.05)	0.00	(0.05)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.56	2.20%	$5,705	1.03	%*	1.03	%*	1.03	%*	1.03	%*	0.80	%*	16%

8.41	1.04	6,307	1.03		1.03		1.03		1.03		1.15		53

8.42	2.13	6,918	1.03		1.03		1.03		1.03		1.26		64

8.35	0.33	8,043	1.03		1.03		1.03		1.03		1.00		50

8.40	(0.24)	11,801	1.03		1.03		1.03		1.03		0.59		70

8.47	0.34	14,882	1.03		1.03		1.03		1.03		0.58		31

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$171,282	$88,011	$152,518	$1,964,625
Investments in Affiliates	17,350	7,595	13,610	196,923
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	14
Over the counter	0	0	0	668
Cash	1	0	1	0
Deposits with counterparty	0	0	0	1,541
Receivable for investments sold	126	0	0	4,861
Receivable for Fund shares sold	13	136	311	3,378
Interest and/or dividends receivable	1,798	777	1,230	21,158
Dividends receivable from Affiliates	3	3	4	42
Other assets	0	4	0	4
Total Assets	190,573	96,526	167,674	2,193,214

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$609	$0	$81,263
Payable for investments purchased	0	2,876	4,032	4,129
Payable for investments in Affiliates purchased	3	3	4	42
Deposits from counterparty	0	0	0	600
Payable for Fund shares redeemed	147	30	70	3,703
Distributions payable	84	10	6	711
Accrued investment advisory fees	35	16	23	515
Accrued supervisory and administrative fees	41	21	25	503
Accrued distribution fees	4	2	0	49
Accrued servicing fees	17	9	7	185
Other liabilities	0	2	0	294
Total Liabilities	331	3,578	4,167	91,994

Net Assets	$190,242	$92,948	$163,507	$2,101,220

Net Assets Consist of:

Paid in capital	$181,134	$89,623	$166,080	$2,018,060
Distributable earnings (accumulated loss)	9,108	3,325	(2,573)	83,160

Net Assets	$190,242	$92,948	$163,507	$2,101,220

Cost of investments in securities	$160,143	$84,201	$150,054	$1,885,310
Cost of investments in Affiliates	$17,323	$7,585	$13,573	$196,605

* Includes repurchase agreements of:	$572	$515	$430	$738

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,500,415	$144,111	$594,887	$407,716
229,478	14,509	65,128	63,605

8	0	0	0
380	0	0	0
1	1	1	1
1,202	0	0	0
0	0	0	0
2,090	134	157	2,657
16,413	1,552	5,488	2,930
45	3	19	15
3	0	0	0
1,750,035	160,310	665,680	476,924

$35,300	$0	$3,761	$0
5,279	1,573	18,619	22,279
45	3	19	15
530	0	0	0
4,286	156	780	1,657
470	6	14	1
278	29	119	59
410	36	149	78
23	1	15	1
162	9	86	39
132	0	36	0
46,915	1,813	23,598	24,129

$1,703,120	$158,497	$642,082	$452,795

$1,625,526	$152,040	$622,291	$454,385
77,594	6,457	19,791	(1,590)

$1,703,120	$158,497	$642,082	$452,795

$1,413,699	$135,907	$571,290	$400,231
$229,128	$14,477	$65,014	$63,579

$414	$518	$132	$534

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Statements of Assets and Liabilities (Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$89,124	$36,782	$112,280	$752,009
I-2	18,157	10,599	15,970	445,150
Class A	75,639	43,148	35,257	824,683
Class C	7,322	2,419	N/A	79,378

Shares Issued and Outstanding:

Institutional Class	8,813	3,188	11,261	80,210
I-2	1,796	919	1,602	47,480
Class A	7,480	3,739	3,536	87,960
Class C	724	210	N/A	8,467

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.11	$11.54	$9.97	$9.38
I-2	10.11	11.54	9.97	9.38
Class A	10.11	11.54	9.97	9.38
Class C	10.11	11.54	N/A	9.38

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$448,453	$79,268	$166,306	$145,255
461,252	33,696	57,783	72,746
735,893	43,173	393,408	229,089
57,522	2,360	24,585	5,705

43,834	7,230	14,345	16,968
45,085	3,073	4,984	8,498
71,929	3,937	33,935	26,760
5,622	215	2,121	666

$10.23	$10.96	$11.59	$8.56
10.23	10.96	11.59	8.56
10.23	10.96	11.59	8.56
10.23	10.96	11.59	8.56

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$2,359	$882	$1,152	$34,711
Dividends from Investments in Affiliates	26	15	30	406
Total Income	2,385	897	1,182	35,117

Expenses:

Investment advisory fees	209	76	140	2,792
Supervisory and administrative fees	245	105	151	2,720
Distribution fees - Class C	28	8	N/A	315
Servicing fees - Class A	90	43	43	928
Servicing fees - Class C	10	3	N/A	105
Trustee fees	0	0	0	4
Interest expense	0	2	1	296
Total Expenses	582	237	335	7,160

Net Investment Income (Loss)	1,803	660	847	27,957

Net Realized Gain (Loss):

Investments in securities	(193)	(200)	(273)	(12,141)
Investments in Affiliates	8	(6)	12	(103)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	67
Over the counter financial derivative instruments	0	0	0	411

Net Realized Gain (Loss)	(185)	(206)	(261)	(11,766)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,977	2,214	2,303	79,283
Investments in Affiliates	25	23	36	702
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	11
Over the counter financial derivative instruments	0	0	0	327

Net Change in Unrealized Appreciation (Depreciation)	5,002	2,237	2,339	80,323

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,620	$2,691	$2,925	$96,514

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$21,234	$1,898	$7,551	$2,827
397	24	165	81
21,631	1,922	7,716	2,908

1,499	164	701	290
2,201	209	876	379
151	6	93	9
762	50	483	176
75	3	31	8
3	0	1	1
148	0	19	0
4,839	432	2,204	863

16,792	1,490	5,512	2,045

(3,361)	(180)	(951)	(367)
(251)	(19)	(246)	35
67	0	2	0
234	0	0	0

(3,311)	(199)	(1,195)	(332)

43,714	4,957	10,150	5,634
914	59	544	55
(13)	0	0	0
187	0	0	0

44,802	5,016	10,694	5,689

$58,283	$6,307	$15,011	$7,402

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,803	$3,642	$660	$1,044	$847	$2,092	$27,957	$57,371
Net realized gain (loss)	(185)	124	(206)	(40)	(261)	(218)	(11,766)	17,274
Net change in unrealized appreciation (depreciation)	5,002	(840)	2,237	475	2,339	(670)	80,323	(50,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,620	2,926	2,691	1,479	2,925	1,204	96,514	24,346

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(939)	(1,938)	(290)	(260)	(629)	(1,559)	(10,343)	(22,183)
I-2	(184)	(374)	(68)	(78)	(90)	(221)	(5,667)	(10,340)
Class A	(647)	(1,228)	(286)	(673)	(137)	(338)	(10,552)	(26,521)
Class C	(40)	(94)	(10)	(31)	N/A	N/A	(884)	(2,702)

Total Distributions(a)	(1,810)	(3,634)	(654)	(1,042)	(856)	(2,118)	(27,446)	(61,746)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,532	29,179	33,636	24,807	15,876	21,234	442,990	266,717

Total Increase (Decrease) in Net Assets	6,342	28,471	35,673	25,244	17,945	20,320	512,058	229,317

Net Assets:

Beginning of period	183,900	155,429	57,275	32,031	145,562	125,242	1,589,162	1,359,845
End of period	$190,242	$183,900	$92,948	$57,275	$163,507	$145,562	$2,101,220	$1,589,162

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$16,792	$30,328	$1,490	$2,580	$5,512	$10,463	$2,045	$3,896
(3,311)	5,344	(199)	(170)	(1,195)	(384)	(332)	(477)
44,802	(5,370)	5,016	(375)	10,694	819	5,689	(290)

58,283	30,302	6,307	2,035	15,011	10,898	7,402	3,129

(5,210)	(9,297)	(807)	(1,309)	(1,618)	(2,784)	(903)	(1,805)
(4,695)	(7,382)	(318)	(530)	(503)	(715)	(377)	(572)
(6,458)	(12,108)	(350)	(703)	(3,273)	(6,602)	(754)	(1,461)
(494)	(1,487)	(15)	(39)	(117)	(317)	(25)	(77)

(16,857)	(30,274)	(1,490)	(2,581)	(5,511)	(10,418)	(2,059)	(3,915)

476,884	290,575	12,789	41,179	30,812	267,116	193,188	39,634

518,310	290,603	17,606	40,633	40,312	267,596	198,531	38,848

1,184,810	894,207	140,891	100,258	601,770	334,174	254,264	215,416
$1,703,120	$1,184,810	$158,497	$140,891	$642,082	$601,770	$452,795	$254,264

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.1%

MUNICIPAL BONDS & NOTES 88.7%

CALIFORNIA 78.4%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	$5,000	$5,607

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2022	520	564

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,802

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	338
5.000% due 10/01/2030	160	203
5.000% due 12/01/2030	1,050	1,238
5.000% due 10/01/2031	265	335
5.000% due 10/01/2032	290	364

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2028	375	449

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	603

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,578
5.000% due 11/15/2031	3,390	4,304
5.000% due 08/15/2032	350	417
5.000% due 08/15/2033	600	712

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	2,250	2,879

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,718	2,831

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
0.754% (0.7*US0001M + 0.650%) due 12/01/2050 ~	1,250	1,250

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	750	872

California Infrastructure & Economic Development Bank Revenue Notes, Series 2020
4.000% due 11/01/2029	595	729
4.000% due 11/01/2030	490	606

California Municipal Finance Authority Revenue Bonds, Series 2009
1.300% due 02/01/2039	850	860

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2029	1,300	1,570

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	1,032

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	1,000	1,231

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,105

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,196

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	280	326

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2039	1,000	1,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	$500	$540

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,134

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	695	843

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	1,500	1,987

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,000	1,082

California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	322

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	574

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2030	600	755
5.000% due 03/01/2031	200	250
5.000% due 08/01/2031	425	521

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2027	1,500	1,510

California Statewide Communities Development Authority Revenue Notes, Series 2010
5.000% due 11/01/2020	555	557

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,154

California Statewide Communities Development Authority Revenue Notes, Series 2017
5.000% due 05/15/2026	400	461

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	312

Coast Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 08/01/2028 (a)	2,900	2,648

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	2,092

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,254

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,371

Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	1,250	1,561

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,660	3,299

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	612
5.000% due 05/01/2033	750	909

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	620

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,840	1,958

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,864

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	$1,750	$1,812

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	898

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,269

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,885

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,084

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,890

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,209

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,090	1,449

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,614

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,484

Napa Valley Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2028 (a)	250	228

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (a)	915	850

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,334

Northern California Gas Authority, Revenue Bonds, Series 2007
0.918% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,705	1,688

Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,077

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,217

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,918

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	1,086

Palm Desert Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 10/01/2029	575	709

Palos Verdes Peninsula Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 11/01/2027 (a)	700	652

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	881
5.000% due 08/01/2024	1,450	1,699

Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	1,966

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	$785	$916

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,208

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,175

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,233

Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	4,000	4,168

San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,607

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	280	322
5.000% due 09/01/2031	290	331
5.000% due 09/01/2032	480	546

San Diego Association of Governments South Bay Expressway, California Revenue Bonds, Series 2017
5.000% due 07/01/2034	415	489

San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,057

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,347

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
5.000% due 08/01/2033	500	677

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	10	10

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2030	600	773

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2020
4.000% due 05/01/2037	2,000	2,339

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,923

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	1,000	1,004

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	2,135

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2029 (a)	290	255

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (a)	2,575	2,307

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (a)	380	356

Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,333
5.000% due 03/01/2026	50	53

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2033	600	849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	$1,000	$1,286

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	573

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	1,000	1,321

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2029	500	657

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	961
5.000% due 09/01/2029	300	357

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	837

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,966

Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,085

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2037	250	293

West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,041

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,128

		149,208

FLORIDA 0.2%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2034 (a)	650	436

GEORGIA 0.7%

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
5.000% due 09/01/2033	1,000	1,337

GUAM 0.8%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2027	1,230	1,490

ILLINOIS 2.8%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	500	547

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,830	1,935

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2020	1,030	1,032

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	1,500	1,830

		5,344

KENTUCKY 0.6%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,000	1,121

NEW JERSEY 1.1%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	1,750	2,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.2%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	$1,000	$1,031

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	1,200	1,229

		2,260

OHIO 0.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2033	1,000	1,302

PENNSYLVANIA 0.5%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	967

PUERTO RICO 1.7%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.718% (0.67*US0003M + 0.520%) due 07/01/2029 ~	720	636

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (a)	2,000	1,462

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,022

		3,120

Total Municipal Bonds & Notes (Cost $157,517)		168,654

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (b) 0.3%
		572

SHORT-TERM NOTES 1.1%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	2,000	2,056

Total Short-Term Instruments (Cost $2,626)		2,628

Total Investments in Securities (Cost $160,143)		171,282

	SHARES
INVESTMENTS IN AFFILIATES 9.1%

SHORT-TERM INSTRUMENTS 9.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.1%

PIMCO Short-Term Floating NAV Portfolio III	1,759,435	17,350

Total Short-Term Instruments (Cost $17,323)		17,350

Total Investments in Affiliates (Cost $17,323)		17,350

Total Investments 99.2% (Cost $177,466)		$188,632

Other Assets and Liabilities, net 0.8%		1,610

Net Assets 100.0%		$190,242

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

September 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$572	U.S. Treasury Notes 2.250% due 07/31/2021	$(584)	$572	$572

Total Repurchase Agreements						$(584)	$572	$572

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$572	$0	$0	$572	$(584)	$(12)

Total Borrowings and Other Financing Transactions	$572	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$149,208	$0	$149,208
Florida	0	436	0	436
Georgia	0	1,337	0	1,337
Guam	0	1,490	0	1,490
Illinois	0	5,344	0	5,344
Kentucky	0	1,121	0	1,121
New Jersey	0	2,069	0	2,069
New York	0	2,260	0	2,260
Ohio	0	1,302	0	1,302
Pennsylvania	0	967	0	967
Puerto Rico	0	3,120	0	3,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$572	$0	$572
Short-Term Notes	0	2,056	0	2,056

	$0	$171,282	$0	$171,282

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,350	$0	$0	$17,350

Total Investments	$17,350	$171,282	$0	$188,632

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Bond Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.7%

MUNICIPAL BONDS & NOTES 93.0%

ARIZONA 0.2%

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	$200	$202

CALIFORNIA 85.8%

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2020
5.000% due 10/01/2045	1,000	1,176

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	111
4.000% due 04/01/2034	1,000	1,156
5.000% due 04/01/2056	250	291

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.250% due 04/01/2045	200	204

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	225	250
5.000% due 08/01/2049	400	445

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 08/01/2050	250	281

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2034	200	238
4.000% due 06/01/2035	200	236
5.000% due 06/01/2033	250	322

California Department of Water Resources State Revenue Bonds, Series 2020
5.000% due 12/01/2035	1,500	2,058

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	340

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	500	556
5.000% due 10/01/2043	500	602

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	220

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	227

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100	111
5.000% due 11/15/2046 (d)	250	293

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215	239

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	500	640

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 06/01/2050 (a)	2,000	2,256
4.000% due 08/15/2050	1,000	1,162

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	247	257

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.486% (0.7*US0001M + 0.380%) due 08/01/2047 ~	250	249

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	2,000	2,000
4.125% due 01/01/2035	500	497
5.000% due 01/01/2055	500	517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	$250	$291

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	114

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	371
5.000% due 06/01/2043	500	609

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	300	297

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	148

California Public Finance Authority Revenue Bonds, Series 2017
0.110% due 08/01/2052	2,000	2,000
4.000% due 08/01/2047 (d)	260	290

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	265
5.000% due 06/01/2046	300	314
5.000% due 08/01/2046	500	553

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2054	1,000	1,179

California State General Obligation Bonds, Series 2004
0.100% due 05/01/2034	200	200

California State General Obligation Bonds, Series 2016
0.870% (0.7*US0001M + 0.760%) due 12/01/2031 ~	250	250

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	316

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	500	596
5.000% due 04/01/2045	1,000	1,251
5.000% due 04/01/2049	400	498

California State General Obligation Notes, Series 2020
4.000% due 03/01/2026	500	596

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	308

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	313

California State University Revenue Bonds, Series 2019
5.000% due 11/01/2044	1,000	1,271

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	278

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	480	636

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	236

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	350	379

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	100	101
5.250% due 12/01/2056	150	162

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2048	2,000	2,382
5.000% due 12/01/2053	100	118
5.000% due 12/01/2057	100	118
5.500% due 12/01/2058	350	392

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2029 (b)	530	469

El Dorado Irrigation District, California Certificates of Participation Bonds, Series 2020
4.000% due 03/01/2045	930	1,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Dorado Irrigation District, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	$100	$107

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	109

Foothill-De Anza Community College District, California General Obligation Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2036 (b)	1,000	727

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	248
5.000% due 06/01/2047	300	310

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100	111
5.000% due 06/01/2026	200	243
5.000% due 06/01/2027	250	310

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2018
5.000% due 06/01/2022	200	216

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (b)	500	385

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	286

Hartnell Community College District, California General Obligation Bonds, Series 2020
4.000% due 08/01/2037	250	295

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	350	360

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	126

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	171

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	460	490

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	288

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	108

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	179

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2040	450	529

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	163

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2035	250	300

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	233

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	277

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	288

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	1,000	1,108

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.090% due 07/01/2035	$600	$600

Los Angeles Department of Water, California Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,873

Los Angeles Department of Water, California Revenue Bonds, Series 2019
0.090% due 07/01/2045	1,120	1,120
5.000% due 07/01/2049	1,000	1,261

Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	108

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	279

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	63
7.000% due 11/01/2034	200	310

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	287

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	644

Metropolitan Water District of Southern California Revenue Bonds, Series 2020
5.000% due 07/01/2038	500	668

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350	410

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	250	249

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	231
5.000% due 08/01/2031	150	197

Napa Valley Community College District, California General Obligation Bonds, Series 2018
0.000% due 08/01/2032 (c)	250	281

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	500	426

Norris School District, California General Obligation Bonds, Series 2012
0.000% due 11/01/2040 (c)	250	280

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	583

Northern California Gas Authority, Revenue Bonds, Series 2007
0.918% (0.67*US0003M + 0.720%) due 07/01/2027 ~	365	361

Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	135

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250	317

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740	930

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	292

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,000	1,267

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	281

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	200	244
5.000% due 10/01/2047 (d)	100	121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	$100	$106

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	305

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.715% (US0003M + 0.550%) due 06/01/2034 ~	500	439

Sacramento Municipal Utility District, California Revenue Bonds, Series 2020
5.000% due 08/15/2033	500	682

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	148

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	220

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	622

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2045	300	361

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (b)	550	377
4.000% due 07/01/2047	400	457

San Francisco Bay Area Rapid Transit District Sales Tax, California Revenue Bonds, Series 2019
4.000% due 07/01/2038	500	578

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	597

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	30	31

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	500	587

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2020
4.000% due 05/01/2039	1,000	1,132

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	259

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	130

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	269

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	195

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	548

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,000	1,279

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	237

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250	315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	$1,000	$1,186

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	228

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,500	1,725

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	582

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600	672

Sierra Joint Community College District School Facilities District No 1, California General Obligation Bonds, (FGIC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,000	835

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2034	500	715

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (c)	200	234

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2031	500	656
5.000% due 06/01/2048	755	889

Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	101

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	281

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	307
5.000% due 05/15/2058	100	122

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500	626

University of California Revenue Bonds, Series 2020
4.000% due 05/15/2047	1,500	1,755

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	268

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2036	300	353
4.000% due 08/01/2038	550	641

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	601

		79,762

FLORIDA 0.5%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2039 (b)	850	450

ILLINOIS 0.8%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	200	211

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	525	554

		765

LOUISIANA 0.2%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	180	213

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.6%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	$500	$591

NEW YORK 1.5%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	550	556

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	800	819

		1,375

PENNSYLVANIA 1.1%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	967

PUERTO RICO 2.3%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.718% (0.67*US0003M + 0.520%) due 07/01/2029 ~	125	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026 (a)	$500	$616

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	448	127
0.000% due 07/01/2051 (b)	700	144

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	1,095	1,145

		2,143

Total Municipal Bonds & Notes (Cost $82,659)		86,468

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (e) 0.6%
		515

SHORT-TERM NOTES 1.1%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	1,000	1,028

Total Short-Term Instruments (Cost $1,542)		1,543

Total Investments in Securities (Cost $84,201)		88,011

	SAHRES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.2%

SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short-Term Floating NAV Portfolio III	770,239	$7,595

Total Short-Term Instruments (Cost $7,585)		7,595

Total Investments in Affiliates (Cost $7,585)		7,595

Total Investments 102.9% (Cost $91,786)		$95,606

Other Assets and Liabilities, net (2.9)%		(2,658)

Net Assets 100.0%		$92,948

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$515	U.S. Treasury Notes 1.750% due 07/31/2021	$(525)	$515	$515

Total Repurchase Agreements						$(525)	$515	$515

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$515	$0	$0	$515	$(525)	$(10)

Total Borrowings and Other Financing Transactions	$515	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$202	$0	$202
California	0	79,762	0	79,762
Florida	0	450	0	450
Illinois	0	765	0	765
Louisiana	0	213	0	213
New Jersey	0	591	0	591
New York	0	1,375	0	1,375
Pennsylvania	0	967	0	967
Puerto Rico	0	2,143	0	2,143

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$515	$0	$515
Short-Term Notes	0	1,028	0	1,028

	$0	$88,011	$0	$88,011

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,595	$0	$0	$7,595

Total Investments	$7,595	$88,011	$0	$95,606

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.3%

MUNICIPAL BONDS & NOTES 88.7%

ALABAMA 0.8%

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	$1,250	$1,254

CALIFORNIA 81.2%

Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2021	2,000	2,086

Bay Area Toll Authority, California Revenue Bonds, Series 2001
1.370% (MUNIPSA + 1.250%) due 04/01/2036 ~	1,000	1,007

Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.220% (MUNIPSA + 1.100%) due 04/01/2045 ~	200	202

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,247

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	746

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2031	250	328
5.000% due 06/01/2032	300	390

California Department of Water Resources Power Supply State Revenue Notes, Series 2015
5.000% due 05/01/2021	150	154

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	761

California Educational Facilities Authority Revenue Notes, Series 2019
5.000% due 10/01/2024	465	541
5.000% due 10/01/2025	455	546

California Health Facilities Financing Authority Revenue Bonds, Series 2009
0.090% due 07/01/2033	1,500	1,500
5.000% due 07/01/2034	1,705	1,867

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	1,900	2,019

California Health Facilities Financing Authority Revenue Bonds, Series 2016
2.000% due 10/01/2036	270	289
4.000% due 10/01/2036	125	142

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,647

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	1,750	2,128

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,189

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,500	1,708

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2022 (a)	260	280
5.000% due 06/01/2023 (a)	300	336
5.000% due 06/01/2027 (a)	365	459

California Housing Finance Revenue Notes, Series 2020
1.450% due 04/01/2024	1,500	1,513

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
0.754% (0.7*US0001M + 0.650%) due 12/01/2050 ~	2,500	2,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.486% (0.7*US0001M + 0.380%) due 08/01/2047 ~	$2,250	$2,243

California Municipal Finance Authority Revenue Bonds, Series 2009
1.300% due 02/01/2039	650	658

California Municipal Finance Authority Revenue Bonds, Series 2010
0.375% due 09/01/2021	2,000	2,000

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2021	310	312

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,125

California Pollution Control Financing Authority Revenue Bonds, Series 2020
0.600% due 08/01/2040	500	499

California Public Finance Authority Revenue Bonds, Series 2017
0.110% due 08/01/2052	2,500	2,500

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
0.120% due 08/01/2024	1,445	1,445

California State Department of Water Resources Revenue Bonds, Series 2014
0.490% (MUNIPSA + 0.370%) due 12/01/2035 ~	3,000	3,010

California State General Obligation Bonds, Series 2004
0.080% due 05/01/2034	3,800	3,800
0.100% due 05/01/2034	1,145	1,145

California State General Obligation Bonds, Series 2013
0.500% (MUNIPSA + 0.380%) due 12/01/2027 ~	1,450	1,450

California State General Obligation Bonds, Series 2016
4.000% due 12/01/2030	3,000	3,075

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	1,500	1,557

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	235	256

California Statewide Communities Development Authority Revenue Bonds, Series 2007
0.080% due 08/01/2035	1,100	1,100

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.080% due 08/15/2047	1,500	1,500

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2015
5.000% due 08/15/2022	160	174

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2025	1,500	1,512

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2021	365	373
5.000% due 05/15/2024	1,100	1,220

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	300	322
5.000% due 07/01/2024	300	345
5.000% due 08/01/2024	150	173
5.000% due 03/01/2025	410	488
5.000% due 08/01/2025	415	493

California Statewide Communities Development Authority Revenue Notes, Series 2019
1.250% due 12/01/2021	750	755

Contra Costa Transportation Authority, California Revenue Bonds, Series 2018
0.360% (0.7*US0001M + 0.250%) due 03/01/2034 ~	3,000	2,991

East Bay Municipal Utility District Water System, California Revenue Notes, Series 2014
5.000% due 06/01/2022	390	422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eastern Municipal Water District, California Revenue Bonds, Series 2018
0.370% (MUNIPSA + 0.250%) due 07/01/2046 ~	$2,000	$1,999

Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	1,000	1,086

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	1,000	1,028

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2021	3,500	3,606

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350	375

Irvine Unified School District, California Special Tax Notes, Series 2017
5.000% due 09/01/2022	1,625	1,757

Livermore, California Certificates of Participation Notes, Series 2020
4.000% due 10/01/2030	250	318

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (b)	100	99

Long Beach, California Harbor Revenue Notes, Series 2018
5.000% due 12/15/2020	2,000	2,020

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	1,500	1,545

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335	363

Los Angeles Department of Airports, California Revenue Notes, Series 2015
5.000% due 05/15/2021	860	885

Los Angeles Department of Water & Power, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,416
5.000% due 07/01/2024	1,665	1,964

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.090% due 07/01/2035	1,700	1,700

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
0.370% (MUNIPSA + 0.250%) due 07/01/2037 ~	1,000	1,000

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	1,900	1,892

Natomas Unified School District, California General Obligation Notes, Series 2020
5.000% due 08/01/2023 (a)	1,500	1,699

Newport Mesa Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2046 (b)	1,000	166

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	4,000	4,445

Northern California Power Agency Revenue Notes, Series 2019
5.000% due 08/01/2021	2,270	2,357
5.000% due 08/01/2022	275	298

Oakland Alameda County, California Coliseum Authority Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,660	1,752

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	1,000	1,099
5.000% due 11/01/2023	1,000	1,144

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2022	$640	$687
5.000% due 08/15/2023	930	1,034

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	419

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	1,150	1,198

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2021	1,035	1,080

Roseville Natural Gas Financing Authority, California Revenue Bonds, Series 2007
5.000% due 02/15/2021	175	178

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	572

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2021	2,000	2,071

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.715% (US0003M + 0.550%) due 06/01/2034 ~	1,000	879

Sacramento County, California Water Financing Authority Revenue Notes, Series 2019
5.000% due 06/01/2021	380	392
5.000% due 06/01/2023	170	192

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2049	3,000	3,340

San Diego Association of Governments South Bay Expressway, California Revenue Notes, Series 2017
5.000% due 07/01/2022	420	450

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2020
5.000% due 08/01/2023	300	341

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500	2,591

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	296

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	591

Santa Clara Valley Transportation Authority, California Revenue Bonds, Series 2008
0.120% due 04/01/2036	3,200	3,200

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,344

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2030	550	756
5.000% due 11/01/2032	350	491

South Placer Wastewater Authority, California Revenue Notes, Series 2020
5.000% due 11/01/2029	250	338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Public Power Authority Revenue Bonds, Series 2018
0.370% (MUNIPSA + 0.250%) due 07/01/2040 ~	$2,500	$2,498
2.250% due 07/01/2040	470	471

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,132

Southern California Public Power Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	340	369

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	701

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	2,000	2,313
5.000% due 06/01/2026	1,000	1,228

University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	1,250	1,349

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000	1,139

West Covina Public Financing Authority, California Revenue Notes, Series 2020
1.747% due 08/01/2021	600	600

		132,780

GUAM 0.7%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000	1,106

ILLINOIS 1.6%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	100	106

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2020	370	371
5.000% due 11/01/2022	2,000	2,083

		2,560

LOUISIANA 0.2%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.125% due 06/01/2037	400	403

NEW YORK 0.8%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,365	1,408

NORTH CAROLINA 1.7%

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	2,350	2,737

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2027	300	370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.8%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027 (a)	$1,000	$1,258

TENNESSEE 0.7%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,167

Total Municipal Bonds & Notes (Cost $142,587)		145,043

SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (c) 0.3%
		430

SHORT-TERM NOTES 2.4%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	1,500	1,542

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	1,500	1,551

Transbay Joint Powers Authority, California Tax Allocation Notes, Series 2020
5.000% due 10/01/2020	880	880

		3,973

MUNICIPAL BONDS & NOTES 1.9%

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	3,000	3,072

Total Short-Term Instruments (Cost $7,467)		7,475

Total Investments in Securities (Cost $150,054)		152,518

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short-Term Floating NAV Portfolio III	1,380,180	13,610

Total Short-Term Instruments (Cost $13,573)		13,610

Total Investments in Affiliates (Cost $13,573)		13,610

Total Investments 101.6% (Cost $163,627)		$166,128

Other Assets and Liabilities, net (1.6)%		(2,621)

Net Assets 100.0%		$163,507

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$430	U.S. Treasury Notes 1.750% due 07/31/2021	$(439)	$430	$430

Total Repurchase Agreements						$(439)	$430	$430

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$430	$0	$0	$430	$(439)	$(9)

Total Borrowings and Other Financing Transactions	$430	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,254	$0	$1,254
California	0	132,780	0	132,780
Guam	0	1,106	0	1,106
Illinois	0	2,560	0	2,560
Louisiana	0	403	0	403
New York	0	1,408	0	1,408
North Carolina	0	2,737	0	2,737
Oregon	0	370	0	370
Puerto Rico	0	1,258	0	1,258
Tennessee	0	1,167	0	1,167
Short-Term Instruments
Repurchase Agreements	0	430	0	430

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Notes	$0	$3,973	$0	$3,973
Municipal Bonds & Notes	0	3,072	0	3,072

	$0	$152,518	$0	$152,518

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,610	$0	$0	$13,610

Total Investments	$13,610	$152,518	$0	$166,128

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO High Yield Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.5%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.5%

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	$40,000	$11,835

INDUSTRIALS 0.1%

Hackensack Meridian Health, Inc.
2.875% due 09/01/2050	1,525	1,498

UTILITIES 0.1%

Pacific Gas & Electric Co.
3.250% due 06/15/2023	50	52
3.300% due 03/15/2027	200	204
3.300% due 12/01/2027	100	103
3.450% due 07/01/2025	100	105
3.750% due 07/01/2028	100	104
3.850% due 11/15/2023	150	158
4.250% due 08/01/2023	100	107
4.550% due 07/01/2030	550	598
4.950% due 07/01/2050	550	590

		2,021

Total Corporate Bonds & Notes (Cost $15,283)		15,354

MUNICIPAL BONDS & NOTES 90.8%

ALABAMA 2.5%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	814

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,855	1,855

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	7,000	6,856

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	9,675	9,548
6.500% due 10/01/2053	11,550	13,595

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	11,000	15,356

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
0.954% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	1,994
1.004% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	2,999

		53,017

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400	70

ARIZONA 0.9%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	10,000	10,087

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,094

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	4,786

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250	1,390

		18,357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARKANSAS 0.4%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	$8,500	$8,604

CALIFORNIA 7.5%

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	11,750	13,041
5.000% due 08/01/2049	5,100	5,679

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 08/01/2050	3,000	3,373

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,780	1,782

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2049	1,000	1,160

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000	5,624

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	23,750	27,855

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	1,385	572
0.450% due 01/01/2050	2,600	2,600
4.125% due 01/01/2035	500	496
5.000% due 01/01/2055	1,000	1,033

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	501

California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,049
7.750% due 04/01/2031	605	628

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	1,033

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650	1,748

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,070	1,156

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	4,200	4,154

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,105

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,703

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039	2,500	725

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	795
5.000% due 06/01/2046	2,590	2,721
5.000% due 08/01/2046	1,500	1,660
5.000% due 06/01/2051	1,000	1,051

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	1,927
5.250% due 12/01/2056	5,850	6,334

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	7,279
5.500% due 12/01/2058	5,000	5,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	$7,500	$7,528

Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,314
5.000% due 09/01/2034	1,300	1,373

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,004

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	6,746

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,222

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	6,000	6,172

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,373

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	5,000	5,316

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,126

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,772
6.250% due 10/01/2040	1,000	1,181

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
0.000% due 06/01/2045 (c)	49,000	9,940

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	3,710

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	10,635	1,819

		157,979

COLORADO 2.0%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	3,000	3,450

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250	1,388

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760	4,859

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	5,000	5,472

Colorado Health Facilities Authority Revenue Bonds, Series 2020
4.000% due 09/01/2045	1,000	1,093
4.000% due 09/01/2050	2,800	3,036

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	7,767

Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2015
5.250% due 12/01/2030	500	516

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,043
6.000% due 12/01/2046	1,470	1,534

Leyden Rock Metropolitan District No. 10, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2045	1,250	1,285

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	895

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	$2,205	$2,824

Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	751

Solaris Metropolitan District No. 3, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2036	850	877

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500	1,551
7.500% due 12/15/2047	2,000	2,060

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2049	1,200	1,239

		41,640

CONNECTICUT 0.5%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036	2,300	2,907

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2036	1,800	2,121
4.000% due 06/01/2037	1,000	1,174
4.000% due 06/01/2039	1,200	1,398

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,750	1,844

		9,444

DELAWARE 0.0%

Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	425	439

DISTRICT OF COLUMBIA 0.3%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	913

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	80	88

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Bonds, Series 2020
4.000% due 07/15/2045	5,000	5,824

		6,825

FLORIDA 2.9%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,095
8.000% due 10/01/2046	1,250	1,367

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052 ^(b)	4,365	2,619

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
7.500% due 07/01/2053	1,000	500

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	6,265	7,774

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,300	5,498

Florida Development Finance Corp. Revenue Bonds, Series 2019
6.250% due 01/01/2049	2,500	2,190
6.500% due 01/01/2049	4,500	3,900

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	100	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	$2,815	$2,000

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	3,425

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
5.000% due 10/01/2044	1,000	1,266

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2032 (c)	1,000	706
0.000% due 10/01/2033 (c)	1,680	1,139
0.000% due 10/01/2035 (c)	1,250	780

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,095

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000	6,963

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	8,440

Seminole County, Florida Industrial Development Authority Revenue Bonds, Series 2019
5.750% due 11/15/2054	1,315	1,214

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,539

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2040 (c)	1,000	503
0.000% due 09/01/2041 (c)	1,000	480
4.000% due 07/01/2045	3,000	3,361

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,620	1,767

		61,724

GEORGIA 3.6%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	1,600	1,337

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2032	1,000	1,295
5.000% due 07/01/2034	1,000	1,281
5.000% due 07/01/2036	1,650	2,097
5.000% due 07/01/2038	1,000	1,262

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	9,718
4.125% due 11/01/2045	2,000	2,222

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	7,315	9,245

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.125% due 03/01/2052	1,620	1,460

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	17,335	18,468

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	3,623	5,491

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,238
5.000% due 01/01/2049	11,000	13,162
5.000% due 01/01/2059	2,000	2,373
5.000% due 01/01/2063	3,300	3,934

		75,583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 11.2%

Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	$1,000	$964

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	3,500	3,738

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000	6,378

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045	4,496
5.000% due 12/01/2032	4,000	4,419
5.000% due 12/01/2046	7,000	7,469

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,251

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2025 (c)	2,640	2,279
0.000% due 12/01/2026 (c)	2,700	2,242

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2039	4,000	4,803
5.000% due 01/01/2048	9,300	10,978

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	5,000	5,636

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
3.912% due 12/01/2040	1,500	1,624
4.000% due 12/01/2050	1,250	1,354
4.000% due 12/01/2055	1,500	1,623
5.000% due 12/01/2055	2,500	2,942

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	7,035	7,379

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,493

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	3,180	3,211

Chicago, Illinois General Obligation Bonds, Series 2011
7.781% due 01/01/2035	970	1,182

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	890	919
5.250% due 01/01/2033	4,250	4,388

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,327

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	3,120	3,382
6.000% due 01/01/2038	8,000	8,751

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	467

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,687

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,801

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037	2,720	2,426
5.125% due 02/15/2045	3,000	2,557
6.250% due 12/01/2052 ^(b)	1,480	0

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043 ^(b)	1,750	1,050
5.000% due 12/01/2053 ^(b)	1,250	750
5.800% due 12/01/2053 ^(b)	970	42

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,150
5.000% due 11/01/2035	900	965
5.000% due 11/01/2040	1,100	1,162
5.000% due 11/01/2049	1,700	1,773

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2039	5,370	6,250
4.750% due 10/15/2040	2,000	2,036

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,608

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2010
5.000% due 01/01/2022	$1,740	$1,744

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	2,550	2,716
5.000% due 02/01/2026	2,000	2,117
5.250% due 02/01/2029	845	890

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	1,977
4.000% due 06/01/2032	3,170	3,147

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	1,000	1,066
5.000% due 12/01/2038	1,000	1,039

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	4,072

Illinois State General Obligation Notes, Series 2014
4.000% due 02/01/2024	2,805	2,897

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	5,000	5,207
5.000% due 11/01/2025	4,195	4,512

Illinois State General Obligation Notes, Series 2018
5.000% due 05/01/2028	4,295	4,742

Illinois State General Obligation Notes, Series 2019
5.000% due 11/01/2026	10,000	10,971

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,650	3,034

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,115	3,359

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500	3,454
3.000% due 06/15/2033	2,785	2,695

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	5,190	5,483

Illinois State Revenue Notes, Series 2016
1.900% due 06/15/2022	3,530	3,452
4.000% due 06/15/2025	155	168

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	2,000	2,631

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000	4,180

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (FGIC Insured), Series 2002
0.000% due 06/15/2034 (c)	4,000	2,514

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2035 (c)	5,000	3,019

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	1,700

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	3,500	4,062

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	2,000	2,106
3.057% due 01/01/2034	5,000	5,279
3.107% due 01/01/2035	10,000	10,568

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	831

		235,584

INDIANA 2.0%

Allen County, Indiana Revenue Bonds, Series 2017
6.875% due 01/15/2052	2,300	2,274

Chesterton, Indiana Revenue Bonds, Series 2016
6.125% due 01/15/2034	2,000	1,977

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	5,500	5,488

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,500	5,488

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	$25,300	$23,901

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,096

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	570	607

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	750	918

		41,749

IOWA 0.2%

Iowa Finance Authority Revenue Bonds, Series 2014
0.000% due 05/15/2056 ^	277	4
5.400% due 11/15/2046 ^	1,914	2,023

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,400	1,414

		3,441

KANSAS 0.2%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,626	834

Wichita, Kansas Revenue Bonds, Series 2016
5.000% due 12/01/2031	500	494
5.250% due 12/01/2036	500	499
5.375% due 12/01/2046	1,125	1,099

Wyandotte County-Kansas City Unified Government Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,140	1,136

		4,062

KENTUCKY 1.2%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	2,064
6.250% due 11/15/2046	1,150	980

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,209

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	6,505	7,424

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,250	1,415
4.000% due 11/01/2038	350	395
5.000% due 11/01/2032	2,815	3,500

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2023	1,555	1,766

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	1,000	1,076

Trimble County, Kentucky Revenue Bonds, Series 2016
1.300% due 09/01/2044	4,250	4,238

		25,067

LOUISIANA 1.4%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (e)	7,000	7,841

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,039

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	5,600	6,666

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	4,500	4,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	$3,320	$3,333
2.100% due 06/01/2037	1,540	1,550
2.125% due 06/01/2037	4,000	4,029

		29,387

MAINE 0.5%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033 ^(b)	2,000	1,100

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	4,000	4,167

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	5,795

		11,062

MARYLAND 0.1%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,636

MASSACHUSETTS 0.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	4,170

Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	175	178

		4,348

MICHIGAN 2.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	7,005	8,907

Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,133

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	8,793
5.000% due 07/01/2033	2,000	2,288
5.000% due 07/01/2044	4,500	4,876

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	3,000	3,525

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2047	3,500	3,933
4.000% due 12/01/2049	4,145	4,665

Michigan Finance Authority Revenue Bonds, Series 2020
4.800% due 09/01/2040	235	234
5.000% due 09/01/2050	380	379

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	3,110

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	145	145

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	43,000	4,886
0.000% due 06/01/2058 (c)	245,250	12,147

		59,021

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.5%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	$750	$864

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000	5,594

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	628
5.000% due 05/01/2053	2,500	2,670

		9,756

MISSOURI 0.2%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	329

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	212
5.550% due 10/01/2036	45	36

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2016
5.000% due 08/15/2051	1,450	1,471

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,420	2,682

		4,730

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	58

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500	1,498

		1,556

NEBRASKA 0.3%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,394

NEVADA 1.4%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
4.000% due 06/15/2039	1,415	1,651

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600	3,532

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,500	2,140

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125	4,207

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
0.500% due 01/01/2050	12,500	12,501

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	40,000	4,977

		29,008

NEW HAMPSHIRE 0.4%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	6,000	8,723

NEW JERSEY 3.6%

Atlantic City, New Jersey General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 03/01/2037	1,500	1,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	$1,190	$1,346

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,659

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,916

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	17,000	20,097

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250	2,621

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	4,950	6,092

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,697
5.250% due 06/15/2041	1,000	1,097

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	2,000	2,412

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,728

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	5,065	6,310
5.000% due 06/01/2046	13,505	15,272
5.250% due 06/01/2046	4,000	4,726

		74,758

NEW MEXICO 0.3%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	5,000	5,952

NEW YORK 11.3%

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	3,000	3,151

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	4,725	5,297

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750	1,844

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
5.000% due 11/15/2044	6,000	6,989

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	1,054

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	7,500	7,286

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	13,500	13,891
5.000% due 09/01/2022	4,000	4,136

Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2020
4.000% due 07/01/2050	10,000	11,404

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,735	9,825

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	6,500	6,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	$2,000	$2,106

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	6,555	8,126

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	4,000	4,635

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2020
4.000% due 12/01/2033	500	582
4.000% due 12/01/2034	2,000	2,317
4.000% due 12/01/2035	1,250	1,439

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	75,600	5,473

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	42,000	2,319

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	7,886

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	13,675	14,034
5.375% due 11/15/2040	4,000	4,144

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	1,200	1,385
4.000% due 11/15/2060	2,500	2,874

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	4,440	5,132

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	6,000	6,810

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	4,625	5,857
5.000% due 03/15/2042	4,000	4,870

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	3,500	4,087

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 08/01/2031	8,000	7,995

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	6,000	6,501
5.000% due 01/01/2033	6,750	7,238
5.000% due 01/01/2036	1,500	1,593

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	17,500	17,606
5.250% due 08/01/2031	9,565	9,887

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,304
5.000% due 01/01/2028	1,000	1,102

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
4.000% due 11/01/2059	3,500	3,823

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2008
0.000% due 06/01/2048 (c)	25,000	2,437

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500	4,671

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960	9,586
5.000% due 06/01/2034	1,500	1,771

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	923
5.250% due 09/15/2053	2,500	2,272

		237,463

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 5.8%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	$7,500	$7,665

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	3,175	3,491

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	126,375	17,815
3.000% due 06/01/2048	7,500	7,293
4.000% due 06/01/2048	9,900	10,829
5.000% due 06/01/2055	18,600	19,801

Butler County, Ohio Port Authority Revenue Bonds, Series 2017
6.500% due 01/15/2052	2,000	1,978

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170	1,158
5.000% due 12/01/2035	1,200	1,187
5.000% due 12/01/2037	650	643
5.000% due 12/01/2039	1,425	1,408

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000	6,605

Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,439

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.500% due 12/01/2037	1,100	388
6.750% due 12/01/2052	650	229

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038	2,985	1,521
6.250% due 04/01/2049	4,600	2,343

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	6,495	6,738

Ohio Air Quality Development Authority Revenue Bonds, Series 2007
2.500% due 11/01/2042	3,500	3,721

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
2.875% due 02/01/2026	5,000	5,105

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	3,500	3,579

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2036	1,000	1,099
4.000% due 11/15/2040	1,110	1,202

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (e)	5,000	5,782

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2009
4.375% due 06/01/2033	1,000	1,008

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042 (a)	3,500	3,515

		121,542

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,750	1,749

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000	3,360

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	526	1
6.875% due 11/01/2046 ^(b)	1,081	3
7.000% due 11/01/2051 ^(b)	2,163	5

		5,118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 1.6%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	$1,500	$1,569

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	368

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2045 (e)	5,000	5,756

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	7,500	4,873

Oregon State Business Development Commission Revenue Bonds, Series 2020
0.000% due 04/01/2037 (d)	2,545	2,210

Oregon State Facilities Authority Revenue Bonds, Series 2020
5.000% due 10/01/2040	1,750	2,138

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	7,500	9,603

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2034 (d)	3,000	3,857
0.000% due 06/15/2035 (d)	2,425	3,104

		33,478

PENNSYLVANIA 4.3%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2047	16,500	16,239

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,500	8,282

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000	1,256
5.000% due 06/01/2035	4,000	4,962

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,709

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	6,000	7,093

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2039	8,000	9,285
4.000% due 04/01/2050 (e)	9,000	10,172
5.000% due 04/01/2043	2,000	2,452

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,776

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	2,349

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.149% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000	1,994

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
0.450% due 08/01/2045	6,000	6,000
5.000% due 07/01/2043	2,270	2,490

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750	6,718

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,625

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	767

		90,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 6.6%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	$1,745	$1,250

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035 ^(b)	3,400	2,427

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	560	398

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
6.500% due 07/01/2040 ^(b)	4,000	2,710

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	6,700	4,238
5.500% due 07/01/2039 ^(b)	6,000	3,990

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(b)	2,000	1,275

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^(b)	18,455	12,734

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.125% due 07/01/2047	2,495	2,527

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	5,000	5,087

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.200% due 07/01/2039 ^(b)	5,000	775
6.300% due 07/01/2038 ^(b)	2,000	310

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	2,895	2,895

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.718% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245	8,170

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021 ^(b)	505	360
5.000% due 07/01/2022 ^(b)	50	36
5.000% due 07/01/2026 ^(b)	10	7
5.000% due 07/01/2032 ^(b)	8,285	5,903
5.000% due 07/01/2037 ^(b)	4,085	2,911

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55	39
5.500% due 07/01/2021 ^(b)	55	39

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^(b)	100	69
3.875% due 07/01/2023 ^(b)	75	52
4.375% due 07/01/2021 ^(b)	45	32
4.500% due 07/01/2023 ^(b)	15	11
4.600% due 07/01/2024 ^(b)	50	35
4.625% due 07/01/2025 ^(b)	35	25
4.750% due 07/01/2026 ^(b)	245	173
4.750% due 07/01/2027 ^(b)	50	35
5.000% due 07/01/2021 ^(b)	3,560	2,537
5.000% due 07/01/2022 ^(b)	35	25
5.000% due 07/01/2024 ^(b)	50	36
5.000% due 07/01/2025 ^(b)	25	18
5.000% due 07/01/2026 ^(b)	65	46
5.250% due 07/01/2021 ^(b)	5,830	4,154
5.250% due 07/01/2022 ^(b)	420	299
5.250% due 07/01/2025 ^(b)	25	18
5.250% due 07/01/2026 ^(b)	670	477
5.250% due 07/01/2027 ^(b)	3,640	2,594
5.250% due 07/01/2030 ^(b)	3,515	2,504
5.250% due 07/01/2031 ^(b)	30	21

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	$7,420	$5,287

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(b)	20	15

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	562	159
0.000% due 07/01/2051 (c)	65,500	13,468
4.750% due 07/01/2053	11,000	11,468

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,550	1,584
4.784% due 07/01/2058	33,924	35,462

		138,692

RHODE ISLAND 0.2%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580	1,912

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	2,500	2,685

		4,597

SOUTH CAROLINA 1.7%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044 (e)	7,650	8,707
5.000% due 12/01/2046	4,000	4,975

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	200	220
5.784% due 12/01/2041	11,114	15,272

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	5,040	5,705

South Carolina Public Service Authority Revenue Bonds, Series 2016
4.000% due 12/01/2041	200	218

		35,097

TENNESSEE 0.7%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	2,041

Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,000

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	757

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	4,000	3,714

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,821

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,630	1,756

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	4,000	4,563

		15,652

TEXAS 5.9%

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	$500	$508
9.000% due 03/01/2039	16,130	18,090

Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,014

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	505

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,048

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,430

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
3.000% due 10/01/2049	7,200	7,200

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,613

Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	240	249

Houston, Texas Airport System Revenue Notes, Series 2020
5.000% due 07/01/2027	1,750	1,820

Houston, Texas Combined Utility System Revenue Bonds, Series 2020
4.000% due 11/15/2037	3,000	3,659

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560	2,098

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
5.250% due 07/01/2036	400	351
5.750% due 07/01/2051	1,000	854
7.000% due 07/01/2051	1,450	1,251

New Hope Cultural Education Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	95	90

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	500	571
4.000% due 08/15/2035 (e)	1,300	1,479
4.000% due 08/15/2036 (e)	1,100	1,247
4.000% due 08/15/2037 (e)	1,500	1,695
4.000% due 08/15/2040 (e)	4,600	5,160
5.000% due 01/01/2042	500	537
5.000% due 01/01/2047	1,500	1,606

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	415
5.000% due 12/01/2054	250	268

North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,005

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925	7,194
5.000% due 01/01/2048	4,000	4,663

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	5,696

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	3,100	3,223

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	2,500	2,485

Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	1,007
5.500% due 01/01/2032	500	509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	$100	$102

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	5,000	5,656

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,114

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.618% (US0003M) due 12/15/2026 ~	5,530	5,336

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
4.000% due 12/31/2037	3,000	3,385

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,148	3,160

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	6,500	7,431

University of North Texas System Revenue Bonds, Series 2017
5.000% due 04/15/2038	5,000	6,043

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,031

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(b)	2,500	1,875

		123,622

VIRGINIA 0.8%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(b)	114	10
6.000% due 06/01/2043	2,431	2,523

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044	540	418
6.050% due 03/01/2054 ^(b)	584	107

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	2,346

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	7,440	8,351
5.000% due 12/31/2056	2,000	2,241

Virginia Small Business Financing Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,019

		17,015

WASHINGTON 1.5%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	6,390	7,382

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	2,730	3,016

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2050	1,200	1,309

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	5,000	5,172

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (e)	3,500	4,424
5.000% due 10/01/2032 (e)	3,000	3,767
5.000% due 10/01/2033 (e)	3,500	4,374

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	$1,200	$1,200

		30,644

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	114,510	6,266

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	2,610	2,950

		9,216

WISCONSIN 2.6%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050	1,750	1,080

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	789
7.000% due 11/01/2046	3,500	3,796
7.000% due 01/01/2050	4,750	4,393

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	4,948
6.375% due 01/01/2048	8,930	7,260
7.000% due 07/01/2048	5,000	5,353

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230	5,239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	$4,400	$1,721
0.000% due 01/01/2060 (c)	10,000	623
5.000% due 01/01/2055	3,500	3,513
5.250% due 03/01/2045	3,325	3,538
5.250% due 03/01/2055	1,000	1,056

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,313

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	7,000	6,029

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	3,349

		55,000

Total Municipal Bonds & Notes (Cost $1,828,000)		1,907,221

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (f) 0.0%
		738

SHORT-TERM NOTES 2.0%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	17,250	17,731

Nassau County, New York General Obligation Notes, Series 2020
4.000% due 12/21/2020	8,000	8,066

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	$15,000	$15,515

		41,312

Total Short-Term Instruments (Cost $42,027)		42,050

Total Investments in Securities (Cost $1,885,310)		1,964,625

	SHARES
INVESTMENTS IN AFFILIATES 9.4%

SHORT-TERM INSTRUMENTS 9.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%

PIMCO Short-Term Floating NAV Portfolio III	19,969,912	196,923

Total Short-Term Instruments (Cost $196,605)		196,923

Total Investments in Affiliates (Cost $196,605)		196,923

Total Investments 102.9% (Cost $2,081,915)		$2,161,548

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $0)		682

Other Assets and Liabilities, net (2.9)%		(61,010)

Net Assets 100.0%		$2,101,220

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$738	U.S. Treasury Notes 1.750% due 07/31/2021	$(753)	$738	$738

Total Repurchase Agreements						$(753)	$738	$738

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$738	$0	$0	$738	$(753)	$(15)

Total Borrowings and Other Financing Transactions	$738	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	7	$(1,553)	$11	$14	$0

Total Futures Contracts				$11	$14	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$14	$0	$14	$0	$0	$0	$0

Cash of $1,541 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	0.799% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$17,555	$0	$668	$668	$0

Total Swap Agreements								$0	$668	$668	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BYL	$0	$0	$668	$668	$0	$0	$0	$0	$668	$(600)	$68

Total Over the Counter	$0	$0	$668	$668	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14

Over the counter
Swap Agreements	$0	$0	$0	$0	$668	$668

	$0	$0	$0	$0	$682	$682

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67

Over the counter
Swap Agreements	$0	$0	$0	$0	$411	$411

	$0	$0	$0	$0	$478	$478

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11

Over the counter
Swap Agreements	$0	$0	$0	$0	$327	$327

	$0	$0	$0	$0	$338	$338

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11,835	$0	$11,835
Industrials	0	1,498	0	1,498
Utilities	0	2,021	0	2,021
Municipal Bonds & Notes
Alabama	0	53,017	0	53,017
Alaska	0	70	0	70
Arizona	0	18,357	0	18,357
Arkansas	0	8,604	0	8,604
California	0	157,979	0	157,979
Colorado	0	41,640	0	41,640
Connecticut	0	9,444	0	9,444
Delaware	0	439	0	439
District of Columbia	0	6,825	0	6,825
Florida	0	61,724	0	61,724
Georgia	0	75,583	0	75,583
Illinois	0	235,584	0	235,584
Indiana	0	41,749	0	41,749
Iowa	0	3,441	0	3,441
Kansas	0	4,062	0	4,062
Kentucky	0	25,067	0	25,067
Louisiana	0	29,387	0	29,387
Maine	0	11,062	0	11,062
Maryland	0	2,636	0	2,636
Massachusetts	0	4,348	0	4,348
Michigan	0	59,021	0	59,021
Minnesota	0	9,756	0	9,756
Missouri	0	4,730	0	4,730
Montana	0	1,556	0	1,556
Nebraska	0	5,394	0	5,394
Nevada	0	29,008	0	29,008
New Hampshire	0	8,723	0	8,723
New Jersey	0	74,758	0	74,758
New Mexico	0	5,952	0	5,952
New York	0	237,463	0	237,463

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Ohio	$0	$121,542	$0	$121,542
Oklahoma	0	5,118	0	5,118
Oregon	0	33,478	0	33,478
Pennsylvania	0	90,169	0	90,169
Puerto Rico	0	138,692	0	138,692
Rhode Island	0	4,597	0	4,597
South Carolina	0	35,097	0	35,097
Tennessee	0	15,652	0	15,652
Texas	0	123,622	0	123,622
Virginia	0	17,015	0	17,015
Washington	0	30,644	0	30,644
West Virginia	0	9,216	0	9,216
Wisconsin	0	55,000	0	55,000
Short-Term Instruments
Repurchase Agreements	0	738	0	738
Short-Term Notes	0	41,312	0	41,312

	$0	$1,964,625	$0	$1,964,625

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$196,923	$0	$0	$196,923

Total Investments	$196,923	$1,964,625	$0	$2,161,548

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	14	0	0	14
Over the counter	0	0	668	668

Total Financial Derivative Instruments	$14	$0	$668	$682

Totals	$196,937	$1,964,625	$668	$2,162,230

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.1%

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Hackensack Meridian Health, Inc.
2.875% due 09/01/2050	$1,125	$1,105

Total Corporate Bonds & Notes (Cost $1,125)		1,105

MUNICIPAL BONDS & NOTES 85.7%

ALABAMA 1.3%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (c)	4,000	3,918

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	11,770

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000	1,396

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
0.954% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	1,995
1.004% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	2,999

		22,078

ALASKA 0.7%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	9,000	11,563

ARIZONA 1.5%

Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,173

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	2,800	2,824

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	1,200	1,212

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
1.875% due 09/01/2032	1,000	1,009

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	2,500	2,805

Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2003
1.050% due 01/01/2038	3,750	3,764

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500	2,771
5.000% due 07/01/2044	5,435	6,508

		25,066

CALIFORNIA 7.4%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,678
5.000% due 12/01/2032	3,000	3,398
5.000% due 12/01/2033	3,500	3,957
5.000% due 12/01/2034	3,000	3,389

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,297
5.000% due 04/01/2038	10,000	11,214

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2034	3,500	4,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	$1,780	$1,782

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2049	1,000	1,115

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	860	914

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	10,000	11,728

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	13,000	13,001

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,546

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	2,123

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,642

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,724

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,028

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	644
5.000% due 05/01/2029	500	620

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,540	1,639

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2038	1,215	1,437

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	3,169

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	4,000	5,046

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	7,647

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.090% due 07/01/2035	1,100	1,100

Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,309
5.125% due 05/01/2030	1,500	1,540
5.125% due 05/01/2031	1,500	1,540

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	6,379

		125,650

COLORADO 3.7%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	2,000	2,300

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,776

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	7,260	7,946
5.000% due 08/01/2049	3,800	4,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (d)	$7,000	$7,767

Colorado State Certificates of Participation Bonds, Series 2020
4.000% due 12/15/2037	12,650	15,260
4.000% due 12/15/2039	3,775	4,522
5.000% due 12/15/2030	1,050	1,445

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.151% (0.67*US0001M + 1.050%) due 09/01/2039 ~	2,200	2,206

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,250	1,650
5.000% due 09/01/2036	1,400	1,839

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	10,978

		63,106

CONNECTICUT 2.6%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,650	1,907
5.000% due 05/01/2034	7,500	9,677
5.000% due 05/01/2035	1,000	1,284
5.000% due 05/01/2037	5,500	6,997
5.000% due 05/01/2040	2,250	2,830

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290	5,263

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	2,148
5.000% due 06/15/2038	1,115	1,376

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2037	1,925	2,232
5.000% due 04/15/2034	2,700	3,439
5.000% due 04/15/2035	3,150	3,998

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500	3,190

		44,341

DISTRICT OF COLUMBIA 1.7%

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500	2,743

District of Columbia Revenue Bonds, Series 2019
5.000% due 03/01/2044	2,250	2,861

District of Columbia Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,616

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	3,930	5,051

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Bonds, Series 2020
5.000% due 07/15/2032	3,885	5,209
5.000% due 07/15/2033	3,525	4,679
5.000% due 07/15/2045	5,000	6,340

		29,499

FLORIDA 3.0%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,644

Capital Trust Agency Inc, Florida Revenue Bonds, Series 2020
4.500% due 01/01/2035	1,250	1,241

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	3,920	4,864

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	$4,500	$4,885

Jacksonville, Florida Revenue Bonds, Series 2020
4.000% due 11/01/2036	505	574

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,482

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	750

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,900	2,060

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	2,283

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	8,000	9,283

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	3,000	3,394

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	2,250	2,717

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (b)	1,200	925
0.000% due 10/01/2031 (b)	1,330	982

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,823

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,750	4,117

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2035 (b)	750	481
0.000% due 09/01/2036 (b)	800	489
0.000% due 09/01/2037 (b)	800	466
5.000% due 07/01/2034	275	348
5.000% due 07/01/2035	650	818

		50,626

GEORGIA 5.0%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2036	1,000	1,271
5.000% due 07/01/2037	500	633
5.000% due 07/01/2038	800	1,010

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	3,000	3,110

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000	5,339

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	7,558

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	4,035	5,099

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	15,613

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,125	1,132

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,316
5.000% due 06/15/2031	1,210	1,573

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	11,295	12,033

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	$2,500	$3,050
5.000% due 05/15/2049	2,250	3,213

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.934% (0.67*US0001M + 0.830%) due 08/01/2048 ~	4,850	4,855

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	1,094

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,630	1,894

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,348

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	1,042
5.000% due 01/01/2038	1,500	1,833
5.000% due 01/01/2039	1,500	1,828
5.000% due 01/01/2049	2,000	2,393
5.000% due 01/01/2059	2,000	2,373

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	486
5.000% due 01/01/2027	400	498

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2040	2,000	2,386

		85,980

ILLINOIS 10.1%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	1,000	1,068

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	2,134

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,251

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2042	2,500	2,864

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,817
5.000% due 07/01/2038	1,000	1,144
5.000% due 01/01/2039	2,000	2,401

Chicago O’Hare International Airport, Illinois Revenue Notes, Series 2013
5.000% due 01/01/2021	3,000	3,029

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	5,000	5,636

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
3.912% due 12/01/2040	1,000	1,083
4.000% due 12/01/2055	4,500	4,869

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	4,075

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520	4,719

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,043
5.250% due 01/01/2033	3,000	3,098

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500	4,705

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	4,500	4,878

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,610	1,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	$4,250	$4,378

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	467

Illinois Finance Authority Revenue Bonds, Series 2016
1.459% (0.7*US0001M + 1.350%) due 05/01/2036 ~	1,000	1,000
4.000% due 02/15/2036	3,290	3,686
5.000% due 02/15/2029	4,500	5,565

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,250	1,344

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2037	1,000	1,172
4.000% due 08/15/2040	1,750	2,030
4.000% due 08/15/2041	8,375	9,679

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2026	4,000	4,246
5.250% due 02/01/2034	3,500	3,624

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	906
5.000% due 10/01/2033	1,610	1,710

Illinois State General Obligation Notes, Series 2014
5.000% due 05/01/2023	2,615	2,753

Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2026	3,790	4,135

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,335	2,432
5.000% due 12/01/2026	5,000	5,489
5.000% due 11/01/2027	1,500	1,628

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,590

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,000	2,290

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,685	3,974

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830	2,793
3.000% due 06/15/2033	1,000	968

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	7,095	7,495

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000	5,925

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (FGIC Insured), Series 2002
0.000% due 06/15/2033 (b)	3,700	2,422

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2035 (b)	4,500	2,717

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (c)	2,500	1,700

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,718

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	5,600	7,549

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,310	1,526

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	8,000	8,425
5.000% due 01/01/2037	1,000	1,206

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,985	6,081
5.000% due 01/01/2029	1,400	1,733

		172,934

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	$1,000	$998

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	7,000	6,984

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	6,000	5,668

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,096

		14,746

KENTUCKY 0.8%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,196

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	4,000	4,629

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,437
4.000% due 11/01/2038	400	452

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2022	1,500	1,644
5.000% due 11/01/2024	1,390	1,632

Trimble County, Kentucky Revenue Bonds, Series 2016
1.300% due 09/01/2044	3,250	3,241

		14,231

LOUISIANA 0.7%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2010
6.500% due 11/01/2035	1,400	1,405

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	4,020	4,758

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	1,455	1,461
2.100% due 06/01/2037	370	372
2.375% due 06/01/2037	4,015	4,072

		12,068

MAINE 0.3%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	5,000	5,209

MARYLAND 1.0%

Baltimore, Maryland Revenue Bonds, Series 2017
5.000% due 09/01/2028	1,500	1,354
5.000% due 09/01/2039	1,500	1,328

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	4,470	5,284

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	8,446

		16,412

MASSACHUSETTS 0.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,329

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	$6,660	$7,262

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,900	2,376

		14,743

MICHIGAN 1.3%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,350	5,531

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,161

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	4,000	4,700

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000	3,654

Michigan State Building Authority Revenue Bonds, Series 2019
5.000% due 04/15/2035	1,000	1,305
5.000% due 04/15/2036	3,500	4,546

		21,897

MINNESOTA 0.4%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2036	1,515	1,805
5.000% due 01/01/2037	1,175	1,396

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	4,196

		7,397

MISSOURI 0.1%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,200	2,477

NEBRASKA 0.6%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,394

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
4.000% due 11/15/2050	1,000	1,134

Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000	3,156

		9,684

NEVADA 1.0%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
5.000% due 06/15/2033	825	1,071
5.000% due 06/15/2034	1,700	2,200
5.000% due 06/15/2035	1,000	1,284

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	4,000	4,334

Clark Department of Aviation, Nevada Revenue Bonds, Series 2019
5.000% due 07/01/2033	5,000	6,310

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	1,083
5.000% due 06/01/2033	220	266

		16,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW HAMPSHIRE 0.5%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	$6,500	$9,450

NEW JERSEY 3.3%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,190

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	460	484

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	10,500	12,413

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,306

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (b)	4,550	3,045

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	3,500	4,110
5.000% due 06/15/2044	1,500	1,668

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2018
5.000% due 12/15/2028	2,155	2,597

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
5.000% due 12/15/2028	1,100	1,326

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	8,000	9,648

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500	4,392
5.000% due 06/01/2046	7,500	8,481
5.250% due 06/01/2046	2,500	2,954

		55,614

NEW MEXICO 0.5%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	6,250	7,440

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,238

		8,678

NEW YORK 10.7%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	2,500	3,236

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,750	4,204

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (d)	1,750	1,844

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000	1,020

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.654% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,500	2,365

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67* US0001M + 0.820%) due 11/01/2026 ~	4,800	4,654

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	$1,000	$1,054

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	6,250	6,072

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	10,060	10,378

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,000	8,998

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (d)	2,000	2,106

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,158

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,084

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	7,750

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,440

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	5,533

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	3,000	3,476
5.000% due 05/01/2037	4,840	6,074

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2032 (a)	3,000	3,573
4.000% due 03/01/2045 (a)	1,500	1,704

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500	3,093

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2020
4.000% due 12/01/2033	2,500	2,911

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,215
5.750% due 11/15/2051	5,000	5,257

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	5,150	5,285
5.375% due 11/15/2040	2,000	2,072

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2060	3,000	3,449

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2029	3,695	4,731

New York State Dormitory Authority Revenue Bonds, Series 2020
3.027% due 02/15/2033	2,000	2,200
4.000% due 02/15/2038	2,000	2,326
4.000% due 02/15/2040	6,750	7,799

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	5,000	5,675

New York State Thruway Authority Revenue Bonds, Series 2020
3.000% due 01/01/2048	3,000	3,118

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	8,250	9,417
5.000% due 03/15/2038	2,375	3,008

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	2,000	2,167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	$10,000	$10,240

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,710	1,712

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
4.000% due 11/01/2059	2,500	2,731
5.000% due 09/01/2033	3,150	4,004

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,190

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750	1,817

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,877

		182,017

NORTH CAROLINA 0.3%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,699

North Carolina Turnpike Authority Revenue Bonds, Series 2019
0.000% due 01/01/2040 (b)	3,500	2,072

		4,771

OHIO 3.6%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2037	3,000	3,526
4.000% due 06/01/2048	16,000	17,502
5.000% due 06/01/2034	2,000	2,593
5.000% due 06/01/2036	2,000	2,564
5.000% due 06/01/2055	9,000	9,581

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085	4,238

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	4,715	4,885

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,760	2,843

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,280	1,397

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,028
5.250% due 02/15/2029	2,900	3,199

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (d)	5,000	5,815

		61,171

OKLAHOMA 0.3%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,790	1,871

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715	835
5.000% due 08/01/2029	755	889

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,250	1,249

		4,844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 1.7%

Columbia County, Oregon School District No 502 General Obligation Bonds, Series 2020
0.000% due 06/15/2045 (c)	$4,000	$4,699

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2036	1,500	1,929
5.000% due 08/15/2037	1,600	2,050
5.000% due 08/15/2038	2,000	2,554

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2030	600	773

Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,032
5.000% due 06/15/2031	500	516

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	5,000	6,402

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2031 (c)	2,500	3,271
0.000% due 06/15/2032 (c)	2,700	3,507
0.000% due 06/15/2039 (b)	3,000	1,898

		28,631

PENNSYLVANIA 4.3%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2033	1,495	1,538
4.000% due 11/01/2050	7,500	7,256

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2020
5.000% due 02/01/2040	5,700	6,336

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	500	552

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,936

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,000	2,530
5.000% due 06/01/2032	2,000	2,511

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	3,000	3,547

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2035	6,000	7,682
5.000% due 04/01/2043	1,000	1,226

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,250	2,442

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
0.450% due 08/01/2045	4,000	4,000
5.000% due 07/01/2043	8,000	8,777

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
4.000% due 01/01/2027	1,525	1,740
4.000% due 01/01/2030	800	924
4.000% due 01/01/2031	800	928

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915	5,467

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,666
5.000% due 12/01/2048	3,750	4,654

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000	5,042

		73,754

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 2.1%

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.000% due 07/01/2028	$1,005	$1,024

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.718% (0.67*US0003M + 0.520%) due 07/01/2029 ~	7,985	7,057

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	13,016	3,691
0.000% due 07/01/2051 (b)	10,000	2,056
4.750% due 07/01/2053	9,000	9,382

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	11,436	11,955

		35,165

SOUTH CAROLINA 0.6%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044	3,250	3,699
5.000% due 12/01/2046	3,000	3,732

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2046	400	448

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	1,000	1,132

South Carolina State Housing Finance & Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2014
3.800% due 07/01/2034	1,850	1,921

		10,932

TENNESSEE 1.0%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	350	314

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2016
5.000% due 07/01/2046	6,000	6,885

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	2,000	2,334

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,406
5.000% due 02/01/2024	1,400	1,599

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,077

		16,615

TEXAS 6.7%

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,488

Central Texas Regional Mobility Authority Revenue Bonds, Series 2020
3.593% due 01/01/2042	3,000	2,981

Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2042	1,000	1,116

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,918

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2020
5.000% due 10/01/2033	3,625	4,890

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
3.000% due 10/01/2049	$5,000	$5,000

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	5,089

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	2,580	2,976

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800	2,291
5.000% due 07/01/2034	1,000	1,229
5.000% due 07/01/2035	1,460	1,788
5.000% due 07/01/2036	1,000	1,220

Houston, Texas Combined Utility System Revenue Bonds, Series 2020
4.000% due 11/15/2035	2,175	2,685

Love Field Airport Modernization Corp., Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,479

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2045	1,750	2,164
5.000% due 05/15/2050	2,500	3,074

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2008
4.000% due 06/01/2030	2,500	2,639

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	200	229
4.000% due 08/15/2035 (d)	700	796
4.000% due 08/15/2036 (d)	500	567
4.000% due 08/15/2037 (d)	800	904
4.000% due 08/15/2040 (d)	2,800	3,141
5.000% due 01/01/2047	2,000	2,141

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,946

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750	10,201

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,747

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,985	2,063

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	102

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	6,129

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,268
5.250% due 12/15/2022	3,825	4,205

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	5,389

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.618% (US0003M) due 12/15/2026 ~	4,000	3,860

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	2,000	2,496

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,837

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	5,145

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 10/15/2043	4,000	5,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (e)	$500	$504

		114,713

UTAH 1.0%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,468

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	2,041

University of Utah Revenue Bonds, Series 2020
4.000% due 08/01/2039	3,000	3,602
4.000% due 08/01/2040	2,500	2,992

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	5,361

		17,464

VIRGINIA 0.9%

Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,089

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,220

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	9,220	10,332

		14,641

WASHINGTON 2.1%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	4,000	4,621

Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,227

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.170% (MUNIPSA + 1.050%) due 01/01/2042 ~	3,000	3,030
5.000% due 01/01/2047	2,000	2,314

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	4,900	5,414
5.000% due 08/01/2049	4,000	4,650

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	1,099

Washington State General Obligation Bonds, Series 2016
5.000% due 08/01/2030	1,670	2,098

Washington State General Obligation Bonds, Series 2020
5.000% due 02/01/2036	6,060	7,989

		36,442

WEST VIRGINIA 0.1%

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	2,000	2,260

		2,260

WISCONSIN 1.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
4.500% due 01/01/2035	2,500	2,482

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	$1,500	$1,585

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	1,535	2,034

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	6,575

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,500	3,877

		16,553

Total Municipal Bonds & Notes (Cost $1,373,296)		1,459,970

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (f) 0.0%
		414

SHORT-TERM NOTES 2.0%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	12,000	12,334

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York General Obligation Notes, Series 2020
4.000% due 12/21/2020	$9,000	$9,075

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	1,100	1,114

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	11,200	11,585

		34,108

MUNICIPAL BONDS & NOTES 0.3%

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	1,850	1,894

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	2,870	2,924

Total Municipal Bonds & Notes (Cost $4,774)		4,818

Total Short-Term Instruments (Cost $39,278)		39,340

Total Investments in Securities (Cost $1,413,699)		1,500,415

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.5%

SHORT-TERM INSTRUMENTS 13.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.5%

PIMCO Short-Term Floating NAV Portfolio III	23,271,261	$229,478

Total Short-Term Instruments (Cost $229,128)		229,478

Total Investments in Affiliates (Cost $229,128)		229,478

Total Investments 101.6% (Cost $1,642,827)		$1,729,893

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $0)		388

Other Assets and Liabilities, net (1.6)%		(27,161)

Net Assets 100.0%		$1,703,120

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$500	$504	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$414	U.S. Treasury Notes 2.125% due 08/15/2021	$(422)	$414	$414

Total Repurchase Agreements						$(422)	$414	$414

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$414	$0	$0	$414	$(422)	$(8)

Total Borrowings and Other Financing Transactions	$414	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	4	$(887)	$(14)	$8	$0

Total Futures Contracts				$(14)	$8	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$8	$0	$8	$0	$0	$0	$0

Cash of $1,202 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	0.799% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$10,000	$0	$380	$380	$0

Total Swap Agreements								$0	$380	$380	$0

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BYL	$0	$0	$380	$380	$0	$0	$0	$0	$380	$(530)	$(150)

Total Over the Counter	$0	$0	$380	$380	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8

Over the counter
Swap Agreements	$0	$0	$0	$0	$380	$380

	$0	$0	$0	$0	$388	$388

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67

Over the counter
Swap Agreements	$0	$0	$0	$0	$234	$234

	$0	$0	$0	$0	$301	$301

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(13)	$(13)

Over the counter
Swap Agreements	$0	$0	$0	$0	$187	$187

	$0	$0	$0	$0	$174	$174

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,105	$0	$1,105
Municipal Bonds & Notes
Alabama	0	22,078	0	22,078
Alaska	0	11,563	0	11,563
Arizona	0	25,066	0	25,066
California	0	125,650	0	125,650
Colorado	0	63,106	0	63,106
Connecticut	0	44,341	0	44,341
District of Columbia	0	29,499	0	29,499
Florida	0	50,626	0	50,626
Georgia	0	85,980	0	85,980
Illinois	0	172,934	0	172,934
Indiana	0	14,746	0	14,746
Kentucky	0	14,231	0	14,231
Louisiana	0	12,068	0	12,068
Maine	0	5,209	0	5,209
Maryland	0	16,412	0	16,412
Massachusetts	0	14,743	0	14,743
Michigan	0	21,897	0	21,897
Minnesota	0	7,397	0	7,397
Missouri	0	2,477	0	2,477
Nebraska	0	9,684	0	9,684
Nevada	0	16,548	0	16,548
New Hampshire	0	9,450	0	9,450
New Jersey	0	55,614	0	55,614
New Mexico	0	8,678	0	8,678
New York	0	182,017	0	182,017
North Carolina	0	4,771	0	4,771
Ohio	0	61,171	0	61,171
Oklahoma	0	4,844	0	4,844
Oregon	0	28,631	0	28,631
Pennsylvania	0	73,754	0	73,754

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Puerto Rico	$0	$35,165	$0	$35,165
South Carolina	0	10,932	0	10,932
Tennessee	0	16,615	0	16,615
Texas	0	114,713	0	114,713
Utah	0	17,464	0	17,464
Virginia	0	14,641	0	14,641
Washington	0	36,442	0	36,442
West Virginia	0	2,260	0	2,260
Wisconsin	0	16,553	0	16,553
Short-Term Instruments
Repurchase Agreements	0	414	0	414
Short-Term Notes	0	34,108	0	34,108
Municipal Bonds & Notes	0	4,818	0	4,818

	$0	$1,500,415	$0	$1,500,415

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$229,478	$0	$0	$229,478

Total Investments	$229,478	$1,500,415	$0	$1,729,893

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	0	0	8
Over the counter	0	0	380	380

	$8	$0	$380	$388

Total Financial Derivative Instruments	$8	$0	$380	$388

Totals	$229,486	$1,500,415	$380	$1,730,281

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

MUNICIPAL BONDS & NOTES 89.2%

ALABAMA 1.7%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	$1,000	$987

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,500	1,719

		2,706

ALASKA 0.7%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	850	1,092

ARIZONA 0.8%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	333
5.000% due 07/01/2030	350	386

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500	635

		1,354

CALIFORNIA 0.8%

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,195	1,272

COLORADO 2.3%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	604

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 11/15/2049	500	627

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,091

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.151% (0.67*US0001M + 1.050%) due 09/01/2039 ~	760	762

Solaris Metropolitan District No. 3, Colorado General Obligation Notes, Series 2016
3.750% due 12/01/2026	599	606

		3,690

CONNECTICUT 7.2%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000	1,217

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2032	2,000	2,614

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,259

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,285

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,480	2,757

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan District, Connecticut General Obligation Notes, Series 2019
5.000% due 07/15/2029	$750	$981

		11,384

DISTRICT OF COLUMBIA 0.3%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	528

FLORIDA 4.8%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000	1,057

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775	809

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	603

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	1,000	1,367

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2029	590	779

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,161

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (b)	350	299

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	1,500	1,524

		7,599

GEORGIA 5.4%

Atlanta Department of Airport Passenger Facility Charge, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2040	2,000	2,261

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,335

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	1,080

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	400	402

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	940	1,001

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.934% (0.67*US0001M + 0.830%) due 08/01/2048 ~	550	550

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	750	872

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2034	500	624

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	400	510

		8,635

GUAM 0.6%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 9.6%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	$1,000	$1,126

Chicago O’Hare International Airport, Illinois Revenue Notes, Series 2013
5.000% due 01/01/2021	1,300	1,313

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	250	258

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	1,058

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000	1,082

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	500	570

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,000	1,075

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,013
5.000% due 08/01/2023	1,990	2,104

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2020	415	416

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	575	620

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,291

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	500	623

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	600	809

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	1,500	1,830

		15,188

INDIANA 1.5%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	969

Indiana Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 01/01/2035	120	152

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2030	500	651

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	548

		2,320

KENTUCKY 1.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	1,105

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	1,157

		2,262

LOUISIANA 2.0%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	750	1,027

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	1,000	1,012

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	310	312
2.125% due 06/01/2037	860	866

		3,217

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAINE 0.3%

Portland, Maine General Airport Revenue Bonds, Series 2019
5.000% due 01/01/2031	$370	$465

MARYLAND 0.6%

Baltimore, Maryland Revenue Notes, Series 2017
5.000% due 09/01/2026	1,000	909

MASSACHUSETTS 2.2%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.620% (MUNIPSA + 0.500%) due 07/01/2038 ~	750	750

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	629

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	840	1,008

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	1,000	1,115

		3,502

MICHIGAN 2.4%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,505	1,914

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	591

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000	1,253

		3,758

MISSISSIPPI 0.5%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	788

NEBRASKA 0.5%

Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	762

NEW JERSEY 4.3%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	638

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	1,500	1,773

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,000	1,036

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	500	534

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	913

Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	281

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	$1,000	$1,263

		6,758

NEW MEXICO 1.3%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	905

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,191

		2,096

NEW YORK 6.2%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67* US0001M + 0.820%) due 11/01/2026 ~	600	582

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,000	1,034

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,125

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,271

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2020
5.000% due 11/01/2025	500	613

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,100

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,178

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,135

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	897
5.000% due 06/01/2027	750	918

		9,853

NORTH CAROLINA 2.0%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,289

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500	670

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,151

		3,110

OHIO 5.4%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2020
5.000% due 12/01/2035	850	1,093

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	415

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	213

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,000	1,094
5.000% due 06/01/2033	600	781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2033	$700	$936

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,122

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	929

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,134

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	826

		8,543

OREGON 0.9%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	786

Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	619

		1,405

PENNSYLVANIA 6.9%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,265

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	600

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,266

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	500	629

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,142

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	566

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	1,500	1,839

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	500	649

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.149% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	747

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2035	125	153

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.720% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,005

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250	296

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	805

		10,962

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 2.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.718% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$345	$305

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027 (a)	1,250	1,572

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	1,682	1,230

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	700	715

		3,822

SOUTH DAKOTA 0.4%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	646

TENNESSEE 1.5%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,097

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,243

		2,340

TEXAS 8.1%

Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,133

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2030	340	451

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	359

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	544

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	755

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2028	390	504

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,260

Houston, Texas Combined Utility System Revenue Notes, Series 2017
5.000% due 11/15/2026	645	818

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	$1,000	$1,300

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	624

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	628

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,275	1,504

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.618% (US0003M) due 12/15/2026 ~	750	724

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	411

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,328

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	491

		12,834

UTAH 0.4%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	632

VIRGINIA 1.0%

Amelia County, Virginia Industrial Development Authority Revenue Bonds, Series 2002
3.000% due 04/01/2027	1,500	1,518

WASHINGTON 1.5%

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2032	1,000	1,356

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.170% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,010

		2,366

WEST VIRGINIA 0.3%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	500	520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.0%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	$900	$1,157

WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365	377

		1,534

Total Municipal Bonds & Notes (Cost $133,146)		141,338

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (d) 0.3%
		518

SHORT-TERM NOTES 1.0%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	1,500	1,542

MUNICIPAL BONDS & NOTES 0.4%

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	700	713

Total Short-Term Instruments (Cost $2,761)		2,773

Total Investments in Securities (Cost $135,907)		144,111

	SHARES
INVESTMENTS IN AFFILIATES 9.2%

SHORT-TERM INSTRUMENTS 9.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.2%

PIMCO Short-Term Floating NAV Portfolio III	1,471,337	14,509

Total Short-Term Instruments (Cost $14,477)		14,509

Total Investments in Affiliates (Cost $14,477)		14,509

Total Investments 100.1% (Cost $150,384)		$158,620

Other Assets and Liabilities, net (0.1)%		(123)

Net Assets 100.0%		$158,497

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$518	U.S. Treasury Notes 1.750% due 07/31/2021	$(528)	$518	$518

Total Repurchase Agreements						$(528)	$518	$518

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$518	$0	$0	$518	$(528)	$(10)

Total Borrowings and Other Financing Transactions	$518	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,706	$0	$2,706
Alaska	0	1,092	0	1,092
Arizona	0	1,354	0	1,354
California	0	1,272	0	1,272
Colorado	0	3,690	0	3,690
Connecticut	0	11,384	0	11,384
District of Columbia	0	528	0	528
Florida	0	7,599	0	7,599
Georgia	0	8,635	0	8,635
Guam	0	968	0	968
Illinois	0	15,188	0	15,188
Indiana	0	2,320	0	2,320
Kentucky	0	2,262	0	2,262
Louisiana	0	3,217	0	3,217
Maine	0	465	0	465
Maryland	0	909	0	909
Massachusetts	0	3,502	0	3,502
Michigan	0	3,758	0	3,758
Mississippi	0	788	0	788
Nebraska	0	762	0	762
New Jersey	0	6,758	0	6,758
New Mexico	0	2,096	0	2,096
New York	0	9,853	0	9,853
North Carolina	0	3,110	0	3,110

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Ohio	$0	$8,543	$0	$8,543
Oregon	0	1,405	0	1,405
Pennsylvania	0	10,962	0	10,962
Puerto Rico	0	3,822	0	3,822
South Dakota	0	646	0	646
Tennessee	0	2,340	0	2,340
Texas	0	12,834	0	12,834
Utah	0	632	0	632
Virginia	0	1,518	0	1,518
Washington	0	2,366	0	2,366
West Virginia	0	520	0	520
Wisconsin	0	1,534	0	1,534
Short-Term Instruments
Repurchase Agreements	0	518	0	518
Short-Term Notes	0	1,542	0	1,542
Municipal Bonds & Notes	0	713	0	713

	$0	$144,111	$0	$144,111

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,509	$0	$0	$14,509

Total Investments	$14,509	$144,111	$0	$158,620

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Bond Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.7%

MUNICIPAL BONDS & NOTES 89.8%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	$1,600	$1,617

CALIFORNIA 1.2%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	7,500	7,500

FLORIDA 0.1%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2038 (b)	1,000	555

GEORGIA 0.4%

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2039	2,000	2,394

ILLINOIS 3.0%

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,043

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	1,000	1,094

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,730	2,886

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	4,735	4,992

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,120

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	6,000	7,319

		19,454

KENTUCKY 0.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	2,500	2,803

LOUISIANA 0.3%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	1,800	2,131

NEW JERSEY 1.0%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	5,500	6,502

NEW YORK 79.2%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	3,750	4,884
5.000% due 11/01/2040	1,000	1,295

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2034	1,000	1,189
5.000% due 04/01/2031	1,875	2,454
5.000% due 04/01/2033	1,100	1,423

Broome County, New York Local Development Corp. Revenue Notes, (AGM Insured), Series 2020
5.000% due 04/01/2030	1,000	1,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	$575	$614
5.000% due 08/01/2040	500	547

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,576

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	465
5.000% due 08/01/2036	500	580
5.000% due 11/01/2047 (c)	4,000	6,290

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	518
5.000% due 07/01/2044	1,000	1,176

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	7,000	7,848

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,462
5.000% due 07/01/2035	1,100	1,336

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	368
5.000% due 09/15/2027	275	336
5.000% due 09/15/2028	275	335

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,731
5.000% due 07/01/2041	1,500	1,532

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,155

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,101

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	614
5.000% due 09/01/2042	2,000	2,427

Long Island Power Authority, New York Revenue Bonds, Series 2020
5.000% due 09/01/2032	1,400	1,873
5.000% due 09/01/2033	1,100	1,463

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.654% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,000	1,892
5.000% due 11/15/2036	3,000	3,164

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
0.120% due 11/01/2032	3,000	3,000

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67*US0001M + 0.820%) due 11/01/2026 ~	2,535	2,458
5.000% due 11/15/2032	2,500	2,569

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2046	2,000	2,089
5.250% due 11/15/2056	3,900	4,110

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	2,565	2,639
5.000% due 09/01/2022	2,000	2,068

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	4,500	4,549
5.000% due 02/01/2023	4,910	5,065

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	$2,130	$2,136
5.000% due 12/01/2046	1,000	1,145

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 07/01/2050	3,500	3,991

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,854

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000	1,286

Nassau County, New York General Obligation Bonds, Series 2016
5.000% due 04/01/2038	2,500	2,921

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	3,131

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	6,000	6,749

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	5,000	5,232

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,063

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	2,000	2,026

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (c)	1,000	1,053

New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	502

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	752

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,555

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,243

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	3,054

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,220

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	2,545	2,855
5.000% due 11/01/2033	5,180	6,405

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
0.130% due 08/01/2042	5,000	5,000
5.000% due 05/01/2037	2,500	3,074
5.000% due 05/01/2038	2,500	3,065

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.120% due 11/01/2044	1,480	1,480
4.000% due 11/01/2037	2,000	2,317
4.000% due 11/01/2038	5,000	5,774
5.000% due 11/01/2035	3,500	4,421

New York City Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2030	300	376
5.000% due 12/01/2031	250	311
5.000% due 12/01/2032	300	371
5.000% due 12/01/2033	300	369
5.000% due 12/01/2034	575	705

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/01/2035	$350	$427
5.000% due 12/01/2036	400	486
5.000% due 12/01/2037	275	333
5.000% due 12/01/2038	300	362
5.000% due 12/01/2039	250	301

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
0.110% due 06/15/2038	1,690	1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2009
0.120% due 06/15/2041	1,000	1,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
0.110% due 06/15/2050	1,300	1,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.120% due 06/15/2050	5,000	5,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700	3,332

New York City, General Obligation Bonds, Series 2014
0.130% due 03/01/2040	11,025	11,025

New York City, General Obligation Bonds, Series 2015
0.120% due 06/01/2044	4,000	4,000

New York City, General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	1,115

New York City, General Obligation Bonds, Series 2017
0.120% due 10/01/2046	5,420	5,420

New York City, General Obligation Bonds, Series 2018
0.120% due 12/01/2047	1,285	1,285

New York City, New York Housing Development Corp. Revenue Bonds, Series 2020
1.125% due 05/01/2060	2,500	2,519

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2032 (a)	1,750	2,084

New York City, New York Industrial Development Agency Revenue Bonds, Series 2020
4.000% due 03/01/2045 (a)	3,800	4,246

New York City, New York Industrial Development Agency Revenue Notes, (AGM Insured), Series 2020
4.000% due 03/01/2031 (a)	4,000	4,806

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	5,612
5.000% due 07/15/2035	2,500	3,117

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2014
0.120% due 11/01/2042	7,600	7,600

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2020
5.000% due 12/01/2031	2,000	2,600
5.000% due 12/01/2032	2,250	2,903

New York City, New York Water & Sewer System Revenue Bonds, Series 2016
4.000% due 06/15/2046	2,425	2,688

New York City, New York Water & Sewer System Revenue Notes, Series 2020
5.000% due 06/15/2030	1,500	2,049

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	524
5.000% due 11/15/2029	1,000	1,149
5.000% due 11/15/2045	2,000	2,215

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	5,000	898
0.000% due 06/01/2055 (b)	6,375	462

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	10,500	580

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,000	7,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	$6,000	$6,158

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100	2,116
2.800% due 09/15/2069	2,000	1,935

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,500	4,040
4.000% due 11/15/2060	2,600	2,989

New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,249

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,033

New York State Dormitory Authority Revenue Bonds, Series 2003
0.120% due 02/15/2031	2,025	2,025

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,134
5.000% due 12/15/2026	4,000	4,399

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000	3,357

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,239
5.000% due 07/01/2050	1,285	1,434

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,326
5.000% due 02/15/2038	1,600	1,932
5.000% due 07/01/2038	1,000	1,208
5.000% due 07/01/2043	1,530	1,826

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	4,938
4.000% due 07/01/2041	2,000	2,281
5.000% due 03/15/2041	3,500	4,261
5.000% due 07/01/2048	1,675	1,986
5.000% due 10/01/2048	1,500	2,380
5.250% due 03/15/2038	3,500	4,382

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000	6,178
5.000% due 03/15/2040	5,000	6,161
5.000% due 03/15/2041	2,000	2,457
5.000% due 03/15/2042	6,000	7,349
5.000% due 05/01/2048	5,000	5,793
5.000% due 07/01/2049	3,000	3,699
5.000% due 07/01/2050	5,000	6,272

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	3,635	4,200
4.000% due 07/01/2046	3,500	3,931
4.000% due 07/01/2053	9,000	10,031

New York State Dormitory Authority Revenue Notes, Series 2018
5.000% due 10/01/2028	2,000	2,667

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	4,540

New York State Environmental Facilities Corp. Revenue Bonds, Series 2005
5.500% due 10/15/2020	225	225

New York State Environmental Facilities Corp. Revenue Bonds, Series 2012
0.450% due 05/01/2030	2,750	2,750

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	3,125

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	3,350	3,379
4.000% due 06/15/2045	1,000	1,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.875% due 05/01/2050	$2,000	$2,002

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000	3,412

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,138

New York State Urban Development Corp. Revenue Bonds, Series 2004
0.120% due 03/15/2033	2,000	2,000

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560	1,731

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	3,000	3,799
5.000% due 03/15/2039	2,875	3,530
5.000% due 03/15/2041	1,000	1,255

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	500	542

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	3,000	3,101
5.375% due 08/01/2036	1,500	1,558

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,304

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	2,000	2,048

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	975	976

Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2002
5.000% due 09/15/2028	2,640	2,649

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000	2,256

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015	4,604
5.000% due 12/01/2045	5,000	6,310

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,894

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,895
5.000% due 09/01/2048	4,000	4,798

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	5,000	6,356
5.000% due 09/01/2039	2,500	3,091

Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	350	353

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	650
5.000% due 07/01/2038	300	370

Suffolk County, New York General Obligation Notes, (AGM Insured), Series 2019
4.000% due 10/15/2029	5,125	6,027

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
5.000% due 11/15/2044	4,435	5,385

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2042	4,185	5,190
5.000% due 11/15/2043	5,985	7,408

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2033	$2,500	$3,069

Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,818

Troy, New York General Obligation Notes, Series 2020
1.750% due 02/05/2021	6,500	6,535

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000	4,152

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,672

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	909

		508,479

PENNSYLVANIA 0.8%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	5,000	4,837

PUERTO RICO 3.1%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.718% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970	1,741

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026 (a)	4,000	4,931

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	$5,000	$1,418
0.000% due 07/01/2051 (b)	11,000	2,262

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,022
4.784% due 07/01/2058	8,220	8,593

		19,967

Total Municipal Bonds & Notes (Cost $552,701)		576,239

SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (d) 0.0%
		132

SHORT-TERM NOTES 1.3%

Copiague Union Free School District
2.000% due 06/24/2021 (a)	2,560	2,590

Nassau County, New York General Obligation Notes, Series 2020
4.000% due 12/21/2020	1,500	1,513

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	4,000	4,137

		8,240

MUNICIPAL BONDS & NOTES 1.6%

Fredonia Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/17/2021	1,070	1,076

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	$6,000	$6,144

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	3,000	3,056

Total Municipal Bonds & Notes (Cost $10,220)		10,276

Total Short-Term Instruments (Cost $18,589)		18,648

Total Investments in Securities (Cost $571,290)		594,887

	SHARES
INVESTMENTS IN AFFILIATES 10.1%

SHORT-TERM INSTRUMENTS 10.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.1%

PIMCO Short-Term Floating NAV Portfolio III	6,604,625	65,128

Total Short-Term Instruments (Cost $65,014)		65,128

Total Investments in Affiliates (Cost $65,014)		65,128

Total Investments 102.8% (Cost $636,304)		$660,015

Other Assets and Liabilities, net (2.8)%		(17,933)

Net Assets 100.0%		$642,082

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$132	U.S. Treasury Notes 2.125% due 08/15/2021	$(135)	$132	$132

Total Repurchase Agreements						$(135)	$132	$132

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$132	$0	$0	$132	$(135)	$(3)

Total Borrowings and Other Financing Transactions	$132	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,617	$0	$1,617
California	0	7,500	0	7,500
Florida	0	555	0	555
Georgia	0	2,394	0	2,394
Illinois	0	19,454	0	19,454
Kentucky	0	2,803	0	2,803
Louisiana	0	2,131	0	2,131
New Jersey	0	6,502	0	6,502
New York	0	508,479	0	508,479
Pennsylvania	0	4,837	0	4,837
Puerto Rico	0	19,967	0	19,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$132	$0	$132
Short-Term Notes	0	8,240	0	8,240
Municipal Bonds & Notes	0	10,276	0	10,276

	$0	$594,887	$0	$594,887

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,128	$0	$0	$65,128

Total Investments	$65,128	$594,887	$0	$660,015

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Duration Municipal Income Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.0%

MUNICIPAL BONDS & NOTES 80.2%

ALABAMA 1.2%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2017
4.000% due 08/01/2047	$2,225	$2,351

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	2,750	2,759

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	522

		5,632

ARIZONA 0.8%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,630

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	931

		3,561

CALIFORNIA 4.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
2.000% due 04/01/2034	2,300	2,303

California County Tobacco Securitization Agency Revenue Notes, Series 2020
4.000% due 06/01/2023	400	438

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2024 (a)	315	366
5.000% due 06/01/2025 (a)	440	528

California Pollution Control Financing Authority Revenue Bonds, Series 2010
0.300% due 08/01/2024	2,000	2,000

California Public Finance Authority Revenue Bonds, Series 2017
0.110% due 08/01/2052	5,930	5,930

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	3,500	3,634

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	1,500	1,545

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.715% (US0003M + 0.550%) due 06/01/2034 ~	2,250	1,977

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,500	1,501

		20,222

COLORADO 0.6%

University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	2,500	2,595

CONNECTICUT 4.7%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	635	668
5.000% due 08/15/2022	2,030	2,169

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2024	1,000	1,165
5.000% due 05/01/2025	500	602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	$3,000	$3,663

Connecticut State General Obligation Bonds, Series 2013
1.070% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,980	2,000

Connecticut State General Obligation Notes, Series 2020
5.000% due 01/15/2025	650	771

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	2,000	2,049

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	1,000	1,019

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	4,790	5,326

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2022	1,000	1,082
5.000% due 07/15/2023	500	561

		21,075

DELAWARE 0.3%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	1,250	1,261

DISTRICT OF COLUMBIA 0.6%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070	1,146

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Notes, Series 2020
5.000% due 07/15/2026	1,100	1,381

		2,527

FLORIDA 4.1%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	857

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500	604
5.000% due 10/01/2026	900	1,115

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	810

Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730	789

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	2,220	2,638

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,482

Miami-Dade County, Florida Expressway Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	675	721

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2020	1,750	1,750
5.000% due 10/01/2023	2,765	3,163

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2025 (b)	125	113

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	2,500	2,539

		18,581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 2.2%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	$1,500	$1,601

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	1,000	1,029

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500	2,610

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2020
5.000% due 04/01/2024	450	519

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2007
5.000% due 03/15/2021	1,275	1,299

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.934% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,090	1,091

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,400	1,627

		9,776

ILLINOIS 7.0%

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.708% due 12/01/2022	1,500	1,517

Chicago, Illinois General Obligation Bonds, Series 2002
5.250% due 01/01/2022	500	516

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2022	500	515

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	3,000	3,071

Illinois Finance Authority Revenue Bonds, Series 2016
1.459% (0.7*US0001M + 1.350%) due 05/01/2036 ~	1,000	1,000

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	1,700	1,699

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	2,000	2,010

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	750	935

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	3,250	3,436

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	2,290	2,390

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2020	1,000	1,002

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,120

Illinois State General Obligation Notes, Series 2020
5.125% due 05/01/2022	1,250	1,305

Illinois State Revenue Bonds, (BAM Insured), Series 2016
4.000% due 06/15/2027	1,250	1,404

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	1,795	1,946

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,385	1,463

Illinois State Toll Highway Authority Revenue Notes, Series 2014
5.000% due 12/01/2020	610	615

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	1,000	1,180
5.000% due 01/01/2026	750	911

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,115

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
6.000% due 07/01/2021	$1,285	$1,336

		31,486

INDIANA 1.8%

Indiana Finance Authority Revenue Bonds, Series 2009
0.100% due 11/01/2039	900	900

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	1,500	1,524

Indianapolis, Indiana Revenue Notes, Series 2019
1.400% due 09/01/2022	4,500	4,544

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,250	1,370

		8,338

KANSAS 1.1%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.609% (0.7*US0001M + 0.500%) due 09/01/2024 ~	5,150	5,160

KENTUCKY 1.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,500	2,761

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,250	1,447

Louisville & Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	1,000	1,006

		5,214

LOUISIANA 1.2%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	2,000	1,985

Louisiana State Citizens Property Insurance Corp. Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2021	775	799

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	700	704
2.125% due 06/01/2037	2,000	2,015

		5,503

MARYLAND 0.5%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,045	1,235

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,000	1,177

		2,412

MASSACHUSETTS 2.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	2,350	2,408

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,251

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.620% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,500	2,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2022	$700	$753
5.000% due 07/01/2023	750	837

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	1,710	2,052

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250	2,476

		13,275

MICHIGAN 1.9%

Michigan Finance Authority Revenue Bonds, Series 2015
0.620% (MUNIPSA) due 10/15/2038 ~	3,750	3,750

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250	4,713

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	330	330

		8,793

MINNESOTA 0.3%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
5.000% due 01/01/2022	250	264

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2017
5.000% due 01/01/2021	1,000	1,012

		1,276

MISSISSIPPI 0.5%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000	2,119

MISSOURI 0.3%

Columbia, Missouri Water & Electric System Revenue Notes, Series 2019
5.000% due 10/01/2020	1,585	1,585

MONTANA 0.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
0.670% (MUNIPSA + 0.550%) due 08/15/2037 ~	990	990

NEBRASKA 0.7%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,100	1,320

Lincoln, Nebraska Electric System Revenue Notes, Series 2013
5.000% due 09/01/2021	1,015	1,060

Municipal Energy Agency of Nebraska Revenue Notes, Series 2016
5.000% due 04/01/2021	445	455

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	495	501

		3,336

NEVADA 0.7%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	1,700	1,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	$1,500	$1,531

		3,246

NEW JERSEY 1.3%

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	850	853

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM/CR Insured), Series 2006
5.250% due 12/15/2020	750	757

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2021	1,000	1,028

New Jersey Turnpike Authority Revenue Notes, Series 2017
0.449% (0.7*US0001M + 0.340%) due 01/01/2021 ~	1,000	1,000

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	2,250	2,407

		6,045

NEW MEXICO 1.6%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,519

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,571

		7,090

NEW YORK 10.4%

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	2,500	3,285

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67* US0001M + 0.820%) due 11/01/2026 ~	1,000	970

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	2,875	3,047

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	1,750	1,801

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	1,000	1,000

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,829

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500	1,519

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2015
5.000% due 11/01/2021	875	921

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.120% due 06/15/2050	6,000	6,000

New York City, General Obligation Bonds, Series 2015
0.120% due 06/01/2044	13,000	13,000

New York City, New York Industrial Development Agency Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029 (a)	1,000	1,279

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
5.000% due 11/01/2022	2,500	2,745

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2020
5.000% due 11/01/2021	1,500	1,578

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	$3,000	$3,093

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
0.554% (SOFRRATE) due 11/15/2038 ~	3,300	3,300

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	1,500	1,539

		46,906

NORTH CAROLINA 2.9%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
0.110% due 01/15/2048	1,500	1,500

North Carolina Medical Care Commission Revenue Bonds, Series 2004
0.110% due 11/01/2034	10,000	10,000

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.504% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,500	1,501

		13,001

OHIO 2.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	1,500	1,508

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2021	1,250	1,272

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355	1,495
5.000% due 11/15/2024	725	851

Franklin County, Ohio Revenue Bonds, Series 2013
0.230% due 12/01/2046	3,000	3,000

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	1,415	1,546

		9,672

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2025	450	533

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
0.000% due 06/15/2024 (c)	250	283

		816

PENNSYLVANIA 4.6%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2020
5.000% due 02/01/2025	500	550

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
0.596% (0.7*US0001M + 0.490%) due 01/01/2030 ~	1,750	1,738

Commonwealth of Pennsylvania General Obligation Notes, Series 2020
5.000% due 05/01/2022	2,150	2,312

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	1,100	1,317

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500	1,646

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
0.840% (MUNIPSA + 0.720%) due 09/01/2051 ~	1,500	1,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.149% (0.7*US0001M + 1.040%) due 08/15/2048 ~	$1,500	$1,495

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2008
0.400% due 10/01/2023	2,280	2,281

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	2,750	2,829

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,097

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2022	720	737

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.720% (MUNIPSA + 0.600%) due 12/01/2023 ~	3,300	3,316

		20,818

PUERTO RICO 1.0%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027 (a)	3,750	4,717

SOUTH CAROLINA 1.0%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
0.960% (US0001M) due 10/01/2048 ~	2,000	2,003

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	2,250	2,688

		4,691

TENNESSEE 0.2%

Memphis, Tennessee Gas Revenue Notes, Series 2020
4.000% due 12/01/2021	500	523
4.000% due 12/01/2022	500	541

		1,064

TEXAS 8.6%

Central Texas Regional Mobility Authority Revenue Bonds, Series 2015
5.000% due 01/01/2045	1,750	1,755

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	1,055	1,087

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
0.000% due 10/01/2049	1,500	1,500

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	2,045	2,396

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	650	765

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	2,500	2,535

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	2,300	2,516

Lower Colorado River Authority, Texas Revenue Notes, Series 2018
5.000% due 05/15/2021	1,000	1,029

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Texas Tollway Authority Revenue Notes, Series 2017
5.000% due 01/01/2021	$600	$607
5.000% due 01/01/2022	975	1,032

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	2,123

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,665	1,731

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
0.700% due 06/01/2050	1,500	1,499

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250	1,297

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
5.000% due 02/01/2026	2,500	3,100

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	1,500	1,574

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	2,500	2,605

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2012
5.000% due 12/15/2022	3,000	3,275

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	640	755

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.618% (US0003M) due 12/15/2026 ~	1,500	1,448

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,168
5.000% due 10/15/2024	500	595

Wylie Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
0.000% due 08/15/2021 (b)	1,905	1,902

		39,065

UTAH 0.5%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	1,800	2,069

VIRGINIA 0.5%

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	2,100	2,137

WASHINGTON 2.8%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.570% (MUNIPSA + 0.450%) due 11/01/2045 ~	2,500	2,508

Energy Northwest, Washington Revenue Notes, Series 2020
5.000% due 07/01/2027	1,250	1,617

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	2,000	2,016

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
0.610% (MUNIPSA + 0.490%) due 11/01/2046 ~	1,750	1,756

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.170% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,525

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	$1,900	$2,145

		12,567

WEST VIRGINIA 0.5%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000	1,041

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,250	1,286

		2,327

WISCONSIN 2.7%

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2023 (a)	325	364
5.000% due 06/01/2025 (a)	395	473
5.000% due 06/01/2026 (a)	550	675

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.130% due 08/15/2034	10,000	10,000

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750	831

		12,343

Total Municipal Bonds & Notes (Cost $355,851)		363,291

SHORT-TERM INSTRUMENTS 9.8%

REPURCHASE AGREEMENTS (d) 0.1%
		534

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.8%

Borough of Ship Bottom, New Jersey General Obligation Notes, Series 2020
1.250% due 09/24/2021	$5,000	$5,049

Copiague Union Free School District
2.000% due 06/24/2021 (a)	4,000	4,047

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	3,250	3,340

Nassau County, New York General Obligation Notes, Series 2020
4.000% due 12/21/2020	2,500	2,521

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2021	150	151

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	3,300	3,341

Syracuse, New York General Obligation Notes, Series 2020
2.000% due 07/30/2021	4,000	4,055

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	3,500	3,620

		26,124

MUNICIPAL BONDS & NOTES 3.9%

Erie County, New York General Obligation Notes, Series 2020
3.000% due 06/24/2021	2,000	2,038

Fredonia Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/17/2021	3,000	3,016

General Brown Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/25/2021	2,060	2,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	$6,000	$6,144

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	1,200	1,223

Worcester, Massachusetts General Obligation Notes, Series 2020
2.000% due 02/16/2021	3,250	3,272

Total Municipal Bonds & Notes (Cost $17,729)		17,767

Total Short-Term Instruments (Cost $44,380)		44,425

Total Investments in Securities (Cost $400,231)		407,716

	SHARES
INVESTMENTS IN AFFILIATES 14.1%

SHORT-TERM INSTRUMENTS 14.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.1%

PIMCO Short-Term Floating NAV Portfolio III	6,450,124	63,605

Total Short-Term Instruments (Cost $63,579)		63,605

Total Investments in Affiliates (Cost $63,579)		63,605

Total Investments 104.1% (Cost $463,810)		$471,321

Other Assets and Liabilities, net (4.1)%		(18,526)

Net Assets 100.0%		$452,795

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$534	U.S. Treasury Notes 2.125% due 08/15/2021	$(545)	$534	$534

Total Repurchase Agreements						$(545)	$534	$534

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$534	$0	$0	$534	$(545)	$(11)

Total Borrowings and Other Financing Transactions	$534	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$5,632	$0	$5,632
Arizona	0	3,561	0	3,561
California	0	20,222	0	20,222
Colorado	0	2,595	0	2,595
Connecticut	0	21,075	0	21,075
Delaware	0	1,261	0	1,261
District of Columbia	0	2,527	0	2,527
Florida	0	18,581	0	18,581
Georgia	0	9,776	0	9,776
Illinois	0	31,486	0	31,486
Indiana	0	8,338	0	8,338
Kansas	0	5,160	0	5,160
Kentucky	0	5,214	0	5,214
Louisiana	0	5,503	0	5,503
Maryland	0	2,412	0	2,412
Massachusetts	0	13,275	0	13,275
Michigan	0	8,793	0	8,793
Minnesota	0	1,276	0	1,276
Mississippi	0	2,119	0	2,119
Missouri	0	1,585	0	1,585
Montana	0	990	0	990
Nebraska	0	3,336	0	3,336
Nevada	0	3,246	0	3,246
New Jersey	0	6,045	0	6,045
New Mexico	0	7,090	0	7,090

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
New York	$0	$46,906	$0	$46,906
North Carolina	0	13,001	0	13,001
Ohio	0	9,672	0	9,672
Oregon	0	816	0	816
Pennsylvania	0	20,818	0	20,818
Puerto Rico	0	4,717	0	4,717
South Carolina	0	4,691	0	4,691
Tennessee	0	1,064	0	1,064
Texas	0	39,065	0	39,065
Utah	0	2,069	0	2,069
Virginia	0	2,137	0	2,137
Washington	0	12,567	0	12,567
West Virginia	0	2,327	0	2,327
Wisconsin	0	12,343	0	12,343
Short-Term Instruments
Repurchase Agreements	0	534	0	534
Short-Term Notes	0	26,124	0	26,124
Municipal Bonds & Notes	0	17,767	0	17,767

	$0	$407,716	$0	$407,716

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$63,605	$0	$0	$63,605

Total Investments	$63,605	$407,716	$0	$471,321

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2020 (Unaudited)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Notes to Financial Statements (Cont.)

reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

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Notes to Financial Statements (Cont.)

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$3,392	$41,126	$(27,201)	$8	$25	$17,350	$26	$0

PIMCO California Municipal Bond Fund	2,164	37,214	(31,800)	(6)	23	7,595	15	0

PIMCO California Short Duration Municipal Income Fund	732	72,030	(59,200)	12	36	13,610	30	0

PIMCO High Yield Municipal Bond Fund	118,618	615,506	(537,800)	(103)	702	196,923	406	0

PIMCO Municipal Bond Fund	102,994	478,497	(352,676)	(251)	914	229,478	397	0

PIMCO National Intermediate Municipal Bond Fund	12,345	36,424	(34,300)	(19)	59	14,509	24	0

PIMCO New York Municipal Bond Fund	71,366	141,064	(147,600)	(246)	544	65,128	165	0

PIMCO Short Duration Municipal Income Fund	7,734	315,780	(259,999)	35	55	63,605	81	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open

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Notes to Financial Statements (Cont.)

maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond.

Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is

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recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended September 30, 2020, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

PIMCO California Municipal Bond Fund	$608	0.71%

PIMCO High Yield Municipal Bond Fund	73,458	0.79%

PIMCO Municipal Bond Fund	35,250	0.81%

PIMCO New York Municipal Bond Fund	3,750	0.81%

*	Annualized

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a

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Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

Small Fund	—	X	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Notes to Financial Statements (Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage,

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magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Notes to Financial Statements (Cont.)

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an

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account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)*	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)*	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)*	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)*	0.30%	0.30%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each

Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, there were no waivers.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety

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of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$24,296	$35,373

PIMCO California Municipal Bond Fund	0	0	38,611	10,621

PIMCO California Short Duration Municipal Income Fund	0	0	45,167	34,707

PIMCO High Yield Municipal Bond Fund	0	0	724,854	396,744

PIMCO Municipal Bond Fund	0	0	661,089	340,946

PIMCO National Intermediate Municipal Bond Fund	0	0	33,285	24,022

PIMCO New York Municipal Bond Fund	0	0	192,115	143,256

PIMCO Short Duration Municipal Income Fund	0	0	179,872	44,578

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	594	$5,958	1,822	$18,172	1,920	$21,920	1,534	$17,324

I-2	203	2,030	400	3,997	488	5,617	449	5,001

Class A	988	9,965	4,699	46,933	1,181	13,630	1,656	18,509

Class C	66	665	244	2,442	40	456	110	1,221
Issued as reinvestment of distributions

Institutional Class	47	476	94	938	21	240	22	246

I-2	18	184	37	372	6	68	7	77

Class A	62	617	114	1,147	24	278	55	625

Class C	4	38	9	86	1	10	3	31
Cost of shares redeemed

Institutional Class	(639)	(6,372)	(1,199)	(11,633)	(421)	(4,825)	(522)	(5,739)

I-2	(272)	(2,710)	(283)	(2,807)	(27)	(317)	(151)	(1,673)

Class A	(806)	(8,002)	(2,698)	(26,657)	(292)	(3,297)	(856)	(9,471)

Class C	(131)	(1,317)	(383)	(3,811)	(13)	(144)	(121)	(1,344)

Net increase (decrease) resulting from Fund share transactions	134	$1,532	2,856	$29,179	2,928	$33,636	2,186	$24,807

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Notes to Financial Statements (Cont.)

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,526	$25,075	6,211	$61,513	44,091	$405,656	41,671	$389,741

I-2	361	3,555	372	3,665	23,610	215,598	25,714	241,805

Class A	2,035	20,196	1,752	17,407	23,494	215,834	44,019	412,477

Class C	N/A	N/A	N/A	N/A	903	8,310	3,100	29,159
Issued as reinvestment of distributions

Institutional Class	61	610	157	1,554	1,084	10,005	2,250	21,178

I-2	9	89	22	219	447	4,134	706	6,653

Class A	13	128	31	309	945	8,700	2,415	22,735

Class C	N/A	N/A	N/A	N/A	82	752	233	2,189
Cost of shares redeemed

Institutional Class	(1,431)	(14,192)	(4,725)	(46,683)	(25,738)	(236,368)	(37,389)	(348,128)

I-2	(233)	(2,315)	(457)	(4,525)	(7,314)	(66,773)	(16,417)	(150,911)

Class A	(1,739)	(17,270)	(1,237)	(12,225)	(11,223)	(102,097)	(35,676)	(330,665)

Class C	N/A	N/A	N/A	N/A	(2,250)	(20,761)	(3,176)	(29,516)

Net increase (decrease) resulting from Fund share transactions	1,602	$15,876	2,126	$21,234	48,131	$442,990	27,450	$266,717

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2020 (Unaudited)

PIMCO Municipal Bond Fund				PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

16,404	$165,132	17,538	$176,690	1,316	$14,102	3,043	$32,616	2,691	$30,793	7,195	$82,762

20,294	203,378	13,685	138,124	659	7,103	1,166	12,577	1,522	17,517	3,396	39,030

28,472	288,346	21,578	217,541	736	7,993	1,580	16,913	5,731	66,110	22,427	257,900

892	9,019	1,719	17,308	28	306	80	871	161	1,844	1,223	14,059

483	4,894	872	8,813	71	774	119	1,291	136	1,569	231	2,666

325	3,293	465	4,699	29	318	49	530	43	500	61	708

562	5,700	1,057	10,689	32	347	63	683	281	3,241	566	6,527

42	423	123	1,243	1	15	4	39	10	114	27	307

(9,340)	(94,439)	(9,320)	(92,591)	(839)	(8,989)	(771)	(8,307)	(1,388)	(15,934)	(2,677)	(30,163)

(4,075)	(41,114)	(6,363)	(63,521)	(226)	(2,452)	(469)	(5,028)	(680)	(7,777)	(981)	(11,244)

(5,300)	(53,504)	(9,833)	(98,198)	(595)	(6,324)	(875)	(9,333)	(5,606)	(64,457)	(7,605)	(86,417)

(1,396)	(14,244)	(3,015)	(30,222)	(37)	(404)	(155)	(1,673)	(236)	(2,708)	(791)	(9,019)

47,363	$476,884	28,506	$290,575	1,175	$12,789	3,834	$41,179	2,665	$30,812	23,072	$267,116

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Notes to Financial Statements (Cont.)

	PIMCO Short Duration Municipal Income Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,961	$59,299	6,686	$56,448

I-2	6,652	56,498	4,915	41,681

Class A	28,575	243,596	9,911	84,138

Class C	115	981	325	2,736
Issued as reinvestment of distributions

Institutional Class	106	899	212	1,798

I-2	44	377	65	549

Class A	88	750	171	1,448

Class C	3	23	7	63
Cost of shares redeemed

Institutional Class	(2,347)	(19,928)	(5,430)	(45,839)

I-2	(2,470)	(21,013)	(3,712)	(31,399)

Class A	(14,865)	(126,573)	(8,107)	(68,573)

Class C	(202)	(1,721)	(404)	(3,416)

Net increase (decrease) resulting from Fund share transactions	22,660	$193,188	4,639	$39,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	23%	0%

PIMCO California Municipal Bond Fund	1	0	11%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2020 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$2,085	$0

PIMCO California Municipal Bond Fund	186	49

PIMCO California Short Duration Municipal Income Fund	4,728	197

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	8,212	0

PIMCO National Intermediate Municipal Bond Fund	1,343	180

PIMCO New York Municipal Bond Fund	1,304	1,043

PIMCO Short Duration Municipal Income Fund	7,475	1,557

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO California Intermediate Municipal Bond Fund	$177,532	$11,282	$(182)	$11,100

PIMCO California Municipal Bond Fund	91,876	3,979	(249)	3,730

PIMCO California Short Duration Municipal Income Fund	163,721	2,526	(119)	2,407

PIMCO High Yield Municipal Bond Fund	2,084,162	113,718	(35,653)	78,065

PIMCO Municipal Bond Fund	1,644,594	88,363	(2,698)	85,665

PIMCO National Intermediate Municipal Bond Fund	150,467	8,422	(269)	8,153

PIMCO New York Municipal Bond Fund	637,055	24,190	(1,230)	22,960

PIMCO Short Duration Municipal Income Fund	464,060	7,523	(262)	7,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BYL	Barclays Bank PLC London Branch	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	1 Month USD Swap Rate	US0003M	3 Month USD Swap Rate

SOFRRATE	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	GNMA	Government National Mortgage Association

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.

BAM	Build America Mutual Assurance	FHLMC	Federal Home Loan Mortgage Corp.	Q-SBLF	Qualified School Bond Loan Fund

BHAC	Berkshire Hathaway Assurance Corporation	FNMA	Federal National Mortgage Association

Other Abbreviations:

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4009SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO TOTAL RETURN FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Total Return Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and

6	PIMCO TOTAL RETURN FUND

expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Total Return Fund (Cont.)

approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO TOTAL RETURN FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Total Return Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	5.43%	7.42%	4.74%	3.98%	7.19%
PIMCO Total Return Fund I-2	5.38%	7.32%	4.64%	3.88%	7.10%
PIMCO Total Return Fund I-3	5.35%	7.26%	4.59%	3.83%	7.03%
PIMCO Total Return Fund Administrative Class	5.30%	7.15%	4.48%	3.72%	6.91%
PIMCO Total Return Fund Class A	5.25%	7.06%	4.37%	3.59%	6.72%
PIMCO Total Return Fund Class A (adjusted)	1.30%	3.04%	3.57%	3.20%	6.58%
PIMCO Total Return Fund Class C	4.86%	6.26%	3.58%	2.82%	5.93%
PIMCO Total Return Fund Class C (adjusted)	3.86%	5.26%	3.58%	2.82%	5.93%
PIMCO Total Return Fund Class R	5.12%	6.79%	4.10%	3.33%	6.44%
Bloomberg Barclays U.S. Aggregate Index	3.53%	6.98%	4.18%	3.64%	6.29%♦
Lipper Core Plus Bond Funds Average	7.70%	7.32%	4.47%	4.01%	6.28%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.70% for Institutional Class shares, 0.80% for I-2 shares, 0.90% for I-3 shares, 0.95% for Administrative Class shares, 1.04% for Class A shares, 1.79% for Class C shares, and 1.29% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	32.9%
Corporate Bonds & Notes	28.7%
Short-Term Instruments‡	9.4%
Non-Agency Mortgage-Backed Securities	9.0%
U.S. Treasury Obligations	8.2%
Asset-Backed Securities	5.9%
Sovereign Issues	3.4%
Loan Participations and Assignments	1.2%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight the intermediate curve and underweight the long end), as the curve steepened.

»	Positions in select high yield credit, particularly financials, contributed to relative performance, as spreads tightened.

»	Positions in Agency MBS contributed to relative performance, as excess returns for these securities were positive.

»	Positions in U.S. Treasury Inflation-Protected Securities, particularly in April, contributed to relative performance, as breakeven inflation rates rose.

»	Long exposure to duration in Italy in April detracted from relative performance, as interest rates rose.

»	An underweight to investment-grade corporate credit spread duration detracted from relative performance, as spreads tightened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,054.30	$2.42	$1,000.00	$1,022.71	$2.38	0.47%
I-2	1,000.00	1,053.80	2.93	1,000.00	1,022.21	2.89	0.57
I-3	1,000.00	1,053.50	3.19	1,000.00	1,021.96	3.14	0.62
Administrative Class	1,000.00	1,053.00	3.71	1,000.00	1,021.46	3.65	0.72
Class A	1,000.00	1,052.50	4.17	1,000.00	1,021.01	4.10	0.81
Class C	1,000.00	1,048.60	8.01	1,000.00	1,017.25	7.89	1.56
Class R	1,000.00	1,051.20	5.45	1,000.00	1,019.75	5.37	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$10.49	$0.12	$0.45	$0.57	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)

03/31/2016	10.86	0.34	(0.32)	0.02	(0.29)	(0.36)	(0.05)	(0.70)

I-2

04/01/2020 - 09/30/2020+	10.49	0.11	0.45	0.56	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)

03/31/2016	10.86	0.33	(0.32)	0.01	(0.28)	(0.36)	(0.05)	(0.69)

I-3

04/01/2020 - 09/30/2020+	10.49	0.11	0.45	0.56	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

04/01/2020 - 09/30/2020+	10.49	0.10	0.45	0.55	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)

03/31/2016	10.86	0.32	(0.33)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)

Class A

04/01/2020 - 09/30/2020+	10.49	0.10	0.45	0.55	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)

03/31/2016	10.86	0.30	(0.32)	(0.02)	(0.25)	(0.36)	(0.05)	(0.66)

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.93	5.43%	$53,755,861	0.47	%*	0.47	%*	0.46	%*	0.46	%*	2.15	%*	231%

10.49	7.63	51,804,718	0.70		0.70		0.46		0.46		3.08		554

10.12	3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

10.12	2.44	52,526,934	0.51		0.51		0.46		0.46		3.54		521

10.18	0.31	58,581,675	0.47		0.47		0.46		0.46		3.27		478

10.93	5.38	4,819,205	0.57	*	0.57	*	0.56	*	0.56	*	2.05	*	231

10.49	7.52	3,809,717	0.80		0.80		0.56		0.56		2.97		554

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

10.12	2.33	3,471,813	0.61		0.61		0.56		0.56		3.44		521

10.18	0.21	4,623,792	0.57		0.57		0.56		0.56		3.17		478

10.93	5.35	113,290	0.62	*	0.67	*	0.61	*	0.66	*	2.00	*	231

10.49	7.47	193,779	0.85		0.90		0.61		0.66		2.90		554

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

10.93	5.30	1,735,823	0.72	*	0.72	*	0.71	*	0.71	*	1.90	*	231

10.49	7.36	1,739,412	0.95		0.95		0.71		0.71		2.85		554

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

10.12	2.18	3,424,492	0.76		0.76		0.71		0.71		3.31		521

10.18	0.06	6,234,863	0.72		0.72		0.71		0.71		3.03		478

10.93	5.25	8,182,964	0.81	*	0.81	*	0.80	*	0.80	*	1.81	*	231

10.49	7.27	7,612,609	1.04		1.04		0.80		0.80		2.75		554

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(d)	0.92	(d)	0.83	(d)	0.83	(d)	2.42		635

10.12	2.04	5,475,892	0.90		0.90		0.85		0.85		3.16		521

10.18	(0.08)	7,662,842	0.86		0.86		0.85		0.85		2.89		478

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$10.49	$0.06	$0.45	$0.51	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)

03/31/2016	10.86	0.22	(0.32)	(0.10)	(0.17)	(0.36)	(0.05)	(0.58)

Class R

04/01/2020 - 09/30/2020+	10.49	0.08	0.46	0.54	(0.10)	0.00	0.00	(0.10)

03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)

03/31/2016	10.86	0.28	(0.33)	(0.05)	(0.22)	(0.36)	(0.05)	(0.63)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(e)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.93	4.86%	$674,064	1.56	%*	1.56	%*	1.55	%*	1.55	%*	1.08	%*	231%

10.49	6.47	914,682	1.79		1.79		1.55		1.55		2.05		554

10.12	2.69	1,467,067	1.82	(e)	1.82	(e)	1.57	(e)	1.57	(e)	1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

10.12	1.27	3,143,206	1.65		1.65		1.60		1.60		2.41		521

10.18	(0.82)	4,055,683	1.61		1.61		1.60		1.60		2.13		478

10.93	5.12	740,867	1.06	*	1.06	*	1.05	*	1.05	*	1.56	*	231

10.49	7.00	722,176	1.29		1.29		1.05		1.05		2.50		554

10.12	3.20	772,138	1.32	(e)	1.32	(e)	1.07	(e)	1.07	(e)	2.47		723

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13		635

10.12	1.78	1,159,181	1.15		1.15		1.10		1.10		2.91		521

10.18	(0.33)	1,426,367	1.11		1.11		1.10		1.10		2.63		478

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$82,747,263
Investments in Affiliates	6,905,410

Financial Derivative Instruments
Exchange-traded or centrally cleared	14,342
Over the counter	200,983
Cash	769
Deposits with counterparty	84,674
Foreign currency, at value	88,409
Receivable for investments sold	26,506
Receivable for investments sold on a delayed-delivery basis	52,338
Receivable for TBA investments sold	24,637,211
Receivable for Fund shares sold	73,738
Interest and/or dividends receivable	327,172
Dividends receivable from Affiliates	4,073
Reimbursement receivable from PIMCO	6
Other assets	72

Total Assets	115,162,966

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$188,960
Payable for sale-buyback transactions	53,628
Payable for short sales	932,527

Financial Derivative Instruments
Exchange-traded or centrally cleared	24,917
Over the counter	41,256
Payable for investments purchased	498,491
Payable for investments in Affiliates purchased	4,073
Payable for TBA investments purchased	42,977,297
Payable for unfunded loan commitments	25,046
Deposits from counterparty	235,916
Payable for Fund shares redeemed	120,522
Distributions payable	7,653
Accrued investment advisory fees	14,368
Accrued supervisory and administrative fees	13,196
Accrued distribution fees	933
Accrued servicing fees	1,978
Other liabilities	131

Total Liabilities	45,140,892

Net Assets	$70,022,074

Net Assets Consist of:

Paid in capital	$65,863,972
Distributable earnings (accumulated loss)	4,158,102

Net Assets	$70,022,074

Cost of investments in securities	$80,604,559
Cost of investments in Affiliates	$6,890,865
Cost of foreign currency held	$86,570
Proceeds received on short sales	$932,579
Cost or premiums of financial derivative instruments, net	$(155,245)

* Includes repurchase agreements of:	$770,484

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$53,755,861
I-2	4,819,205
I-3	113,290
Administrative Class	1,735,823
Class A	8,182,964
Class C	674,064
Class R	740,867

Shares Issued and Outstanding:

Institutional Class	4,917,908
I-2	440,890
I-3	10,364
Administrative Class	158,804
Class A	748,628
Class C	61,667
Class R	67,779

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.93
I-2	10.93
I-3	10.93
Administrative Class	10.93
Class A	10.93
Class C	10.93
Class R	10.93

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Consolidated Statement of Operations PIMCO Total Return Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$872,651
Dividends	125
Dividends from Investments in Affiliates	33,889
Total Income	906,665

Expenses:

Investment advisory fees	86,299
Supervisory and administrative fees	79,147
Distribution and/or servicing fees - Administrative Class	2,191
Distribution fees - Class C	3,085
Distribution fees - Class R	927
Servicing fees - Class A	9,946
Servicing fees - Class C	1,028
Servicing fees - Class R	927
Trustee fees	145
Interest expense	4,651
Miscellaneous expense	162
Total Expenses	188,508
Waiver and/or Reimbursement by PIMCO	(52)
Net Expenses	188,456

Net Investment Income (Loss)	718,209

Net Realized Gain (Loss):

Investments in securities	1,341,781
Investments in Affiliates	(48,469)
Exchange-traded or centrally cleared financial derivative instruments	599,925
Over the counter financial derivative instruments	306,154
Foreign currency	(50,830)

Net Realized Gain (Loss)	2,148,561

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,332,433
Investments in Affiliates	170,939
Exchange-traded or centrally cleared financial derivative instruments	(524,571)
Over the counter financial derivative instruments	(297,685)
Foreign currency assets and liabilities	14,103

Net Change in Unrealized Appreciation (Depreciation)	695,219

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,561,989

* Foreign tax withholdings	$46

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$718,209	$2,016,413
Net realized gain (loss)	2,148,561	2,276,827
Net change in unrealized appreciation (depreciation)	695,219	558,104

Net Increase (Decrease) in Net Assets Resulting from Operations	3,561,989	4,851,344

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(628,336)	(1,960,251)
I-2	(48,815)	(131,543)
I-3	(2,308)	(6,424)
Administrative Class	(18,503)	(66,435)
Class A	(80,358)	(267,898)
Class C	(5,277)	(30,891)
Class R	(6,564)	(23,760)

Total Distributions(a)	(790,161)	(2,487,202)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	453,153	(920,146)

Total Increase (Decrease) in Net Assets	3,224,981	1,443,996

Net Assets:

Beginning of period	66,797,093	65,353,097
End of period	$70,022,074	$66,797,093

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Summary Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

Total Loan Participations and Assignments «µ~(k)(m) (Cost $1,051,068)			$	1,037,510	1.5%
CORPORATE BONDS & NOTES

BANKING & FINANCE

Barclays Bank PLC
10.179% due 06/12/2021	$	224,752		236,485	0.3%

Deutsche Bank AG
0.020% - 1.750% due 12/07/2020 - 01/17/2028 ~	EUR	10,800		12,680	0.0%
4.250% due 10/14/2021	$	255,400		262,674	0.4%
1.073% - 5.000% due 01/22/2021 - 09/18/2031 ~•		695,675		711,765	1.0%

UniCredit SpA
7.830% due 12/04/2023		350,050		410,419	0.6%

Other Banking & Finance ^«~•þ(c)(e)(h)(j)(k)(l)(m)(o)				12,556,206	18.0%

Total Banking & Finance				14,190,229	20.3%

INDUSTRIALS

Volkswagen Group of America Finance LLC
1.024% - 4.750% due 11/13/2020 - 05/13/2030 ~		638,145		670,513	1.0%

Other Industrials ^«~(c)(e)(h)(j)(k)(m)(o)				7,750,750	11.0%

Total Industrials				8,421,263	12.0%

SPECIALTY FINANCE

Total Specialty Finance «(h)(k)(m)				277,599	0.4%
UTILITIES

Verizon Communications, Inc.
3.376% due 02/15/2025		225,859		251,741	0.4%

Other Utilities ^~(c)(d)(h)(k)(o)				2,555,923	3.6%

Total Utilities				2,807,664	4.0%

Total Corporate Bonds & Notes (Cost $24,659,711)				25,696,755	36.7%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (k) (Cost $450,831)				491,584	0.7%
U.S. GOVERNMENT AGENCIES

Fannie Mae
0.598% due 06/25/2049 •		269,817		271,458	0.4%
0.000% - 10.227% due 10/01/2020 - 01/01/2059 ~•(a)(b)(h)		928,339		705,611	1.0%

Ginnie Mae
4.500% due 12/20/2048		437,355		470,653	0.7%
4.500% due 02/20/2049		373,386		401,370	0.6%
5.000% due 02/20/2049		600,460		653,901	0.9%
5.000% due 06/20/2049		325,058		353,626	0.5%
0.270% - 9.500% due 04/15/2021 - 04/20/2070 ~•(a)		2,666,402		2,779,018	4.0%

Ginnie Mae, TBA
3.000% due 12/01/2050		241,750		253,006	0.4%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
3.500% due 11/01/2050	$	550,451	$	580,016	0.8%
4.000% due 10/01/2050		722,938		767,997	1.1%
4.000% due 11/01/2050		289,478		307,191	0.4%
3.000% - 4.500% due 10/01/2050 - 12/01/2050		209,729		221,352	0.3%
4.500% due 11/01/2050		369,670		396,543	0.6%

Uniform Mortgage-Backed Security
3.000% due 03/01/2050		690,003		727,219	1.0%
3.500% due 05/01/2035		582,781		615,947	0.9%
4.000% due 03/01/2049		355,494		378,165	0.5%
2.500% - 9.500% due 10/01/2020 - 04/01/2050		1,891,260		2,058,822	2.9%

Uniform Mortgage-Backed Security, TBA
2.000% due 11/01/2050		629,641		649,385	0.9%
2.000% due 12/01/2050		3,370,359		3,469,778	5.0%
2.500% due 11/01/2050		5,667,060		5,931,983	8.5%
2.500% due 12/01/2050		1,126,450		1,177,191	1.7%
3.000% due 11/01/2050		4,011,553		4,203,512	6.0%
3.500% due 10/01/2050		410,991		433,323	0.6%
3.500% due 11/01/2050		593,159		626,170	0.9%
3.000% - 6.000% due 10/01/2035 - 11/01/2050		234,682		256,968	0.4%

Other U.S. Government Agencies ~•(a)(b)(h)(k)				773,452	1.1%

Total U.S. Government Agencies (Cost $29,181,537)				29,463,657	42.1%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Bonds
1.375% due 08/15/2050		1,184,880		1,159,516	1.7%
2.000% due 02/15/2050 (o)		498,040		563,447	0.8%
2.750% due 11/15/2042 (o)		764,500		979,187	1.4%
2.875% due 05/15/2043		412,260		538,418	0.8%
2.875% due 08/15/2045 (o)		321,230		422,129	0.6%
2.875% due 05/15/2049		325,100		435,367	0.6%
3.000% due 05/15/2045		1,092,750		1,463,346	2.1%
3.125% due 08/15/2044		194,200		264,309	0.4%
3.000% - 3.625% due 05/15/2042 - 11/15/2045		544,900		757,305	1.1%
3.625% due 02/15/2044		257,460		376,284	0.5%

U.S. Treasury Inflation Protected Securities (i)
0.125% - 0.375% due 07/15/2025 - 07/15/2026 (q)		13,319		14,449	0.0%

U.S. Treasury Notes
1.750% due 06/30/2024 (q)		402,300		425,668	0.6%

Total U.S. Treasury Obligations (Cost $6,799,028)				7,399,425	10.6%

NON-AGENCY MORTGAGE-BACKED SECURITIES

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2057 ~		312,380		340,948	0.5%
3.352% due 06/25/2048		646,857		636,142	0.9%
0.000% - 3.613% due 05/27/2037 - 04/25/2058 ~•(a)(h)		346,960		291,099	0.5%
3.702% due 06/01/2050 ~		897,045		912,208	1.3%
3.773% due 04/25/2058 ~		375,224		383,111	0.5%

Proteus RMBS DAC
0.000% due 10/29/2054	EUR	220,492		258,237	0.4%
0.000% due 10/29/2054 «		481		5,959	0.0%
0.000% due 10/29/2054 (h)		33,620		25,310	0.0%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Roundstone Securities DAC
0.107% due 09/28/2055 •	EUR	730,611	$	846,496	1.2%
0.000% - 1.757% due 09/28/2055 ~•		268,898		234,679	0.3%

Warwick Finance Residential Mortgages PLC
0.982% due 12/21/2049 •	GBP	190,560		245,422	0.4%

Other Non-Agency Mortgage-Backed Securities ^«~•þ(a)(c)(h)(k)(m)				3,916,966	5.6%

Total Non-Agency Mortgage-Backed Securities (Cost $8,066,650)				8,096,577	11.6%

ASSET-BACKED SECURITIES

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)	$	117		117	0.0%
3.196% due 02/25/2056		546,235		523,009	0.7%

Legacy Mortgage Asset Trust
3.122% due 12/25/2056 ~		562,649		535,128	0.8%
4.039% due 12/26/2057 ~		508,109		525,343	0.7%
0.000% - 4.500% due 12/25/2056 - 02/25/2058 ~(a)(h)		877,572		323,194	0.5%

Other Asset-Backed Securities ^«~•þ(c)(k)				3,347,165	4.8%

Total Asset-Backed Securities (Cost $5,047,128)				5,253,956	7.5%

SOVEREIGN ISSUES

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (h)	BRL	7,767,702		1,368,037	2.0%
0.000% due 07/01/2021 (h)		1,085,000		189,755	0.3%

Other Sovereign Issues (i)(k)				1,514,497	2.1%

Total Sovereign Issues (Cost $3,101,238)				3,072,289	4.4%

		SHARES
COMMON STOCKS

Total Common Stocks (f)(k) (Cost $15,194)				7	0.0%
CONVERTIBLE PREFERRED SECURITIES

Total Convertible Preferred Securities « (f)(k) (Cost $0)				0	0.0%
PREFERRED SECURITIES

BANKING & FINANCE

Total Banking & Finance «~•(j)(k)(l)				60,494	0.0%
UTILITIES

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(m)		22,978,604		621,611	0.9%

Total Preferred Securities (Cost $678,821)				682,105	0.9%

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS

REPURCHASE AGREEMENTS

				770,484	1.1%

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS
0.134% due 10/06/2020 - 01/28/2021 (g)(h)(o)(q)(s)	$	783,000	$	782,914	1.0%

Total Short-Term Instruments (Cost $1,553,353)				1,553,398	2.1%

Total Investments in Securities (Cost $80,604,559)				82,747,263	118.1%

		SHARES
INVESTMENTS IN AFFILIATES

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%

PIMCO Short Asset Portfolio		339,482,618		3,399,240	4.9%

PIMCO Short-Term Floating NAV Portfolio III		355,559,303		3,506,170	5.0%

Total Short-Term Instruments (Cost $6,890,865)				6,905,410	9.9%

Total Investments in Affiliates (Cost $6,890,865)				6,905,410	9.9%

Total Investments (Cost $87,495,424)			$	89,652,673	128.0%

Financial Derivative Instruments (p)(r) (Cost or Premiums, net $(155,245))				149,152	0.2%

Other Assets and Liabilities, net				(19,779,751)	(28.2%)

Net Assets			$	70,022,074	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

This group contains Variable or Floating rate securities. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains securities that are interest Only (“IO”) or IO Strip.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	Coupon represents a yield to maturity.
(h)	The group contains zero coupon securities.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(i)	The group contains securities in which the Principal amount is adjusted for inflation.
(j)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2020.

(l)	The group contains contingent convertible securities.
(m)	The group contains restricted securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$621,523	$621,611	0.89%
CIMIC Group Ltd.	0.000	10/02/2020	06/26/2020	51,339	51,344	0.07
CIMIC Group Ltd.	0.000	10/14/2020	07/16/2020	1,430	1,430	0.00
CIMIC Group Ltd.	0.000	01/11/2021	07/29/2020	42,560	42,490	0.06
CIMIC Group Ltd.	0.000	01/22/2021	08/13/2020	49,260	49,191	0.07
CIMIC Group Ltd.	0.000	02/10/2021	08/20/2020	62,135	62,038	0.09
CIMIC Group Ltd.	0.000	03/16/2021	09/28/2020	40,811	40,803	0.06
CIMIC Group Ltd.	0.000	03/19/2021	09/28/2020	6,983	6,983	0.01
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	39,200	41,291	0.06
GHH Holdings Ltd.	1.965	12/04/2024	10/10/2018	65,715	61,446	0.09
General Motors Co.	5.400	10/02/2023	05/07/2020	7,793	8,606	0.01
General Motors Co.	6.125	10/01/2025	05/07/2020	7,794	9,073	0.01
Greensill Capital UK Ltd.	0.000	01/04/2021	09/28/2020	8,897	8,895	0.01
Hotel (PL Property) Ltd.	1.982	02/07/2023	07/09/2018	47,700	45,867	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,425	0.02
PKY- San Felipe Plaza LP	TBD - 3.550	12/09/2021	12/05/2018 - 06/16/2020	122,000	121,823	0.17
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,553	0.03
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	198,557	190,139	0.27

				$1,402,858	$1,394,008	1.99%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.110%	10/01/2020	10/02/2020	$800	U.S. Treasury Bonds 4.625% due 02/15/2040	$(816)	$800	$800
FICC	0.000	09/30/2020	10/01/2020	31,284	U.S. Treasury Notes 2.125% due 08/15/2021	(31,910)	31,284	31,284
JPS	0.060	09/30/2020	10/01/2020	21,100	U.S. Treasury Notes 1.500% due 10/31/2024	(21,549)	21,100	21,100
	0.110	09/29/2020	10/01/2020	100,000	U.S. Treasury Notes 2.125% due 05/31/2026	(101,906)	100,000	100,001
	0.110	09/30/2020	10/01/2020	59,100	U.S. Treasury Bonds 3.000% due 11/15/2044	(50,668)	59,100	59,100
					U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(9,278)
	0.110	10/01/2020	10/02/2020	6,000	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(6,136)	6,000	6,000

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	0.110%	09/30/2020	10/01/2020	$170,000	U.S. Treasury Notes 1.125% - 2.875% due 08/31/2021 - 06/30/2024	$(175,346)	$170,000	$170,001
MSR	0.110	10/01/2020	10/02/2020	200,000	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	(203,779)	200,000	200,000
NXN	0.110	09/30/2020	10/01/2020	160,000	U.S. Treasury Bonds 3.125% due 05/15/2048	(162,423)	160,000	160,000
RDR	0.100	09/30/2020	10/01/2020	3,500	U.S. Treasury Notes 1.750% due 12/31/2024	(3,572)	3,500	3,500
SAL	0.110	10/01/2020	10/02/2020	7,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(7,863)	7,700	7,700
SCX	0.110	10/01/2020	10/02/2020	11,000	U.S. Treasury Bonds 3.000% - 6.250% due 08/15/2023 - 11/15/2044	(11,239)	11,000	11,000

Total Repurchase Agreements						$(786,485)	$770,484	$770,486

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.500)%	07/06/2020	TBD	(3)	$(6,666)	$(6,641)
	0.000	06/23/2020	TBD	(3)	(5,208)	(5,208)
JPS	0.025	09/23/2020	10/20/2020		(4,768)	(4,768)
	0.110	09/02/2020	10/15/2020		(22,713)	(22,715)
	0.110	09/04/2020	10/15/2020		(31,069)	(31,072)
	0.110	09/08/2020	10/15/2020		(59,289)	(59,294)
	0.110	09/10/2020	10/15/2020		(15,436)	(15,437)
	0.110	09/29/2020	10/15/2020		(9,722)	(9,722)
SGY	0.130	09/01/2020	10/15/2020		(34,100)	(34,103)

Total Reverse Repurchase Agreements						$(188,960)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	1.660%	04/22/2020	01/29/2021	$(53,227)	$(53,628)

Total Sale-Buyback Transactions					$(53,628)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Ginnie Mae, TBA	5.000%	10/01/2050	$200	$(216)	$(218)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2035	162,300	(171,725)	(171,642)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2035	19,000	(20,094)	(20,152)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	693,640	(740,544)	(740,515)

Total Short Sales (1.3)%				$(932,579)	$(932,527)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(11,849)	$0	$(11,849)	$13,826	$1,977
DEU	800	0	0	800	(816)	(16)
FICC	31,284	0	0	31,284	(31,910)	(626)
JPS	186,201	(143,008)	0	43,193	(47,588)	(4,395)
MBC	170,001	0	0	170,001	(175,346)	(5,345)
MSR	200,000	0	0	200,000	(203,779)	(3,779)
NXN	160,000	0	0	160,000	(162,423)	(2,423)
RDR	3,500	0	0	3,500	(3,572)	(72)
SAL	7,700	0	0	7,700	(7,863)	(163)
SCX	11,000	0	0	11,000	(11,239)	(239)
SGY	0	(34,103)	0	(34,103)	33,663	(440)

Master Securities Forward Transaction Agreement
UBS	0	0	(53,628)	(53,628)	52,282	(1,346)

Total Borrowings and Other Financing Transactions	$770,486	$(188,960)	$(53,628)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,768)	$0	$(11,849)	$(16,617)
U.S. Treasury Obligations	0	(172,343)	0	0	(172,343)

Total	$0	$(177,111)	$0	$(11,849)	$(188,960)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	0	0	(53,628)	(53,628)

Total	$0	$0	$0	$(53,628)	$(53,628)

Total Borrowings	$0	$(177,111)	$0	$(65,477)	$(242,588)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(242,588)

(o)	Securities with an aggregate market value of $242,121 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,249,908) at a weighted average interest rate of 0.698%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $297 of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	535	$109,470	$738	$157	$(220)
Euro-Buxl 30-Year Bond December Futures	12/2020	348	90,856	3,496	481	(465)
U.S. Treasury 5-Year Note December Futures	12/2020	1,464	184,510	170	0	(149)
U.S. Treasury 10-Year Note December Futures	12/2020	53,080	7,406,319	13,241	0	(13,270)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	2,816	624,624	(5,267)	0	(5,632)

				$12,378	$638	$(19,736)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	39	$(6,237)	$9	$18	$0
U.S. Treasury 30-Year Bond December Futures	12/2020	2,548	(449,165)	3,818	2,389	0

				$3,827	$2,407	$0

Total Futures Contracts				$16,205	$3,045	$(19,736)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.505%	$1,700	$(19)	$4	$(15)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$23,900	$155	$(113)	$42	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.826	10,600	(402)	490	88	0	(2)
Bank of America Corp.	1.000	Quarterly	12/20/2020	0.225	40,000	801	(720)	81	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2020	2.671%		$10,600	$61	$(98)	$(37)	$3	$0
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.367		58,200	1,175	(1,076)	99	0	(9)
Daimler AG	1.000	Quarterly	12/20/2020	0.207	EUR	35,800	593	(506)	87	0	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.273		$8,700	(228)	340	112	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		41,100	(1,891)	1,810	(81)	14	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		50,400	(221)	(259)	(480)	0	(40)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		31,000	(484)	(40)	(524)	10	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.293		169,900	3,226	(2,909)	317	4	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.300		29,800	602	(442)	160	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.411		22,100	463	(296)	167	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.124		41,000	(226)	681	455	3	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.264		68,200	134	(2)	132	0	(4)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761	EUR	16,200	44	(2,421)	(2,377)	0	(78)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888		6,300	(35)	(1,028)	(1,063)	0	(28)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037		89,600	(14,030)	(3,154)	(17,184)	0	(409)
Tesco PLC	1.000	Quarterly	06/20/2022	0.221		104,500	(5,111)	6,815	1,704	0	(6)

							$(15,374)	$(2,928)	$(18,302)	$36	$(580)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2050	GBP	961,100	$(73,617)	$785	$(72,832)	$7,879	$0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	266,300	292	4,376	4,668	0	(80)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$1,819,100	(41,118)	180,546	139,428	0	(68)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	452,570,000	(24,788)	(59,129)	(83,917)	0	(1,710)
Pay	6-Month JPY-LIBOR	0.138	Semi-Annual	08/21/2026		19,500,000	0	(970)	(970)	83	0
Pay	6-Month JPY-LIBOR	0.137	Semi-Annual	08/21/2026		37,600,000	0	(1,860)	(1,860)	159	0
Pay	6-Month JPY-LIBOR	0.134	Semi-Annual	08/21/2026		19,500,000	0	(931)	(931)	83	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		39,030,000	0	(987)	(987)	169	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		19,400,000	0	(457)	(457)	84	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		34,400,000	0	(370)	(370)	152	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		55,050,000	(25)	(380)	(405)	244	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		20,653,000	0	(177)	(177)	88	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		20,653,000	0	(165)	(165)	88	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		10,326,000	0	(221)	(221)	44	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		25,118,000	35	(718)	(683)	112	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(12,525)	(16,311)	0	(307)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,759	(11,780)	(9,021)	0	(163)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	51,897	59,254	753	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(8,541)	(8,564)	0	(104)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(7,810)	(9,735)	0	(136)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		852,000	8	(62)	(54)	5	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		14,131,000	0	(3,429)	(3,429)	141	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		13,979,000	0	(3,297)	(3,297)	140	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		75,115,000	1,831	(72,258)	(70,427)	0	(741)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(2,017)	(2,017)	0	(20)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(20,062)	(18,730)	0	(218)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(5,917)	(5,907)	0	(59)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		68,631,600	3,368	(70,018)	(66,650)	0	(700)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.122%	Semi-Annual	08/22/2039	JPY	38,310,000	$4,139	$(10,028)	$(5,889)	$442	$0
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		14,280,000	368	(2,550)	(2,182)	165	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		7,310,000	0	(1,378)	(1,378)	87	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,538,600	15,982	(4,503)	11,479	129	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020	MXN	34,000,700	(1,374)	11,378	10,004	168	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	1,999	1,823	31	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(2,103)	(1,512)	0	(25)
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	821	821	14	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		32,374,500	1,221	(15,250)	(14,029)	0	(150)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(5,740)	(5,220)	0	(55)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(2,974)	(2,974)	0	(30)
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(3,422)	(3,422)	0	(35)

							$(107,019)	$(80,227)	$(187,246)	$11,260	$(4,601)

Total Swap Agreements							$(122,412)	$(83,151)	$(205,563)	$11,297	$(5,181)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,045	$11,297	$14,342	$0	$(19,736)	$(5,181)	$(24,917)

(q)

Securities with an aggregate market value of $570,489 and cash of $84,674 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	DKK	23,310	$	3,646	$0	$(25)
	10/2020	HUF	14,508,215		49,065	2,271	0
	10/2020	$	30,003	CAD	40,153	152	0
	10/2020		37,261	HUF	10,991,340	0	(1,810)
	10/2020		17,609	SEK	159,355	184	0
	11/2020	CAD	40,153	$	30,006	0	(152)
	11/2020	SEK	159,355		17,615	0	(184)
	12/2020	$	3,650	DKK	23,310	25	0
	12/2020		178	SGD	244	1	0
	03/2021	PEN	20,048	$	5,595	38	0
BPS	10/2020	EUR	17,122		20,079	52	(47)
	10/2020	HUF	12,521,942		41,899	1,511	0
	10/2020	JPY	832,449		7,852	0	(41)
	10/2020	$	247	CZK	5,560	0	(6)
	10/2020		20,047	EUR	17,126	45	(13)
	10/2020		8,082	JPY	853,253	9	0
	11/2020	EUR	1,328,515	$	1,558,901	255	0
	11/2020	JPY	853,253		8,085	0	(9)
	11/2020	$	239	PLN	902	0	(6)
	12/2020	KRW	367,809	$	310	0	(5)
	04/2021	BRL	1,068,800		194,317	5,099	0
BRC	10/2020	$	201	MXN	4,390	0	(3)
	02/2021		39	CZK	853	0	(2)
BSH	04/2021	BRL	3,468,000	$	655,068	41,099	0
	07/2021		1,085,000		201,183	9,925	0
CBK	10/2020	CAD	12,497		9,504	119	0
	10/2020	DKK	8,075		1,268	0	(4)
	10/2020	PEN	25,786		7,214	58	0
	10/2020	$	69,708	CAD	93,259	330	0
	10/2020		1,325	DKK	8,748	53	0
	10/2020		6,289	GBP	4,779	0	(122)
	10/2020		2,610	JPY	276,300	10	0
	10/2020		1,611	RUB	115,907	0	(121)
	11/2020	CAD	93,259	$	69,716	0	(329)
	11/2020	$	269	ZAR	4,506	0	(1)
	12/2020	PEN	166,169	$	47,119	1,017	0
	12/2020	$	1,270	DKK	8,075	3	0
DUB	10/2020		5,305	PEN	18,865	0	(70)
	03/2021	PEN	265,640	$	74,139	508	0
FBF	12/2020	$	789	IDR	11,836,335	0	0
GLM	10/2020	HUF	9,132,850	$	30,707	1,250	0
	10/2020	$	253	CZK	5,690	0	(6)
	10/2020		158,493	HUF	46,394,310	0	(8,854)
	10/2020		6,284	PEN	22,480	0	(46)
	12/2020		632	DKK	4,020	1	0
	12/2020		1,481	MYR	6,243	18	0
	12/2020		2,260	TWD	65,217	16	0
	03/2021	PEN	22,480	$	6,272	42	0
HUS	10/2020	AUD	2,102		1,536	31	0
	10/2020	CAD	97,606		74,138	836	0
	10/2020	GBP	154,243		197,930	0	(1,097)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020	HUF	11,280,883	$	37,047	$662	$0
	10/2020	$	1,131	AUD	1,564	0	(10)
	10/2020		141,322	GBP	109,820	418	(33)
	10/2020		348	JPY	36,992	3	0
	11/2020	GBP	107,823	$	138,735	0	(418)
IND	02/2021	$	43	CZK	951	0	(2)
JPM	10/2020	MXN	50,025	$	2,199	0	(58)
	10/2020	RUB	83,688		1,133	57	0
	10/2020	$	615	DKK	4,052	23	0
	11/2020	MXN	15,685	$	689	0	(16)
	11/2020	$	320	ZAR	5,440	3	0
	04/2021	BRL	3,230,902	$	600,535	28,542	0
MYI	10/2020	AUD	8,337		5,999	28	0
	10/2020	CAD	52,206		39,577	370	0
	10/2020	HUF	10,028,661		33,258	912	0
	10/2020	JPY	1,025,991		9,675	0	(53)
	10/2020	$	5,060	AUD	7,161	69	0
	10/2020		2,696	DKK	17,827	111	0
	10/2020		4,024	JPY	424,152	0	(2)
	11/2020	AUD	7,161	$	5,060	0	(69)
	11/2020	JPY	424,152		4,026	3	0
NGF	12/2020	$	5,962	INR	448,346	87	0
SCX	10/2020	GBP	584,930	$	780,036	25,272	0
	10/2020	SEK	159,355		18,299	505	0
	10/2020	$	6,367	AUD	8,981	66	0
	11/2020	AUD	8,981	$	6,368	0	(66)
	02/2021	ILS	25,446		7,410	0	(36)
SOG	10/2020	$	721	DKK	4,777	31	0
	11/2020		251	ZAR	4,241	1	0
SSB	10/2020	GBP	345,837	$	459,512	13,261	0
	10/2020	PEN	22,480		6,311	73	0
	10/2020	$	909	BRL	5,099	0	(1)
	10/2020		57,870	CAD	77,533	357	0
	10/2020		8,473	JPY	892,419	0	(12)
	11/2020	CAD	77,533	$	57,877	0	(357)
	11/2020	GBP	970,411		1,243,814	0	(8,564)
	11/2020	JPY	892,419		8,477	12	0
	11/2020	PEN	161,444		45,349	549	0
TOR	10/2020	AUD	965		699	8	0
	10/2020	BRL	5,099		902	0	(6)
	10/2020	CAD	48,635		37,182	656	0
	10/2020	EUR	2,440,581		2,920,745	59,286	0
	10/2020	JPY	939,395		8,861	0	(46)
	10/2020	$	904	BRL	5,099	4	0
	10/2020		2,376	JPY	250,718	2	0
	11/2020	EUR	1,112,062	$	1,304,912	213	0
	11/2020	JPY	250,718		2,376	0	(2)
	11/2020	$	901	BRL	5,100	6	0
UAG	10/2020	AUD	30,563	$	22,075	184	0
	10/2020	$	17,089	AUD	24,259	287	0
	10/2020		602	JPY	64,002	5	0
	11/2020	AUD	24,259	$	17,091	0	(286)
	11/2020	NOK	7,900		889	42	0
	02/2021	$	69	CZK	1,508	0	(3)

Total Forward Foreign Currency Contracts						$197,066	$(22,993)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	$(1,710)	$(3)
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(7,941)	$(3)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	46,000	$(338)	$(187)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	177,500	(1,359)	(432)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	206,200	(1,353)	(489)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	79,200	(582)	(567)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	138,900	(1,091)	(823)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	136,500	(576)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	42,400	(139)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	163,100	(535)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	196,000	(613)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	171,200	(548)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	220,000	(885)	(198)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	106,300	(428)	(98)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	42,600	(80)	(5)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	111,000	(468)	(139)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	168,000	(945)	(755)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	155,200	(679)	(1,501)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	119,000	(460)	(460)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	154,000	(385)	(270)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	43,000	(296)	(202)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	90,000	(408)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	150,400	(540)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	22,400	(74)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	108,200	(355)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	107,100	(289)	(395)

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$103.602	10/07/2020	150,400	$(352)	$(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	54,200	(106)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	98,000	(291)	(89)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	74,200	(325)	(89)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	61,600	(452)	(559)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	61,600	(452)	(77)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	74,200	(209)	(153)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	98,000	(199)	(88)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	64,800	(243)	(265)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	53,000	(199)	(228)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	64,800	(132)	(135)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	53,000	(99)	(92)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	153,700	(865)	(151)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	153,700	(720)	(586)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	42,600	(78)	(5)

					$(18,148)	$(9,092)

Total Written Options					$(26,089)	$(9,095)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	AXA Equitable Holdings, Inc.	1.000%	Quarterly	06/20/2023	0.826%	$	9,600	$(261)	$309	$48	$0
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.479		10,000	23	171	194	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.479		85,000	261	1,391	1,652	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.222		10,000	102	210	312	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063		144,900	934	(1,272)	0	(338)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761		127,400	(5,478)	(2,442)	0	(7,920)
JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063		3,030	15	(22)	0	(7)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596		800	(40)	1	0	(39)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.479		10,000	16	178	194	0

								$(4,428)	$(1,476)	$2,400	$(8,304)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$9,273	$(2,115)	$1,251	$0	$(864)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	288	157	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	95	284	379	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	821	448	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	325	533	0

						$(2,316)	$2,969	$1,517	$(864)

Total Swap Agreements						$(6,744)	$1,493	$3,917	$(9,168)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,671	$0	$0	$2,671	$(2,171)	$0	$0	$(2,171)	$500	$(620)	$(120)
BPS	6,971	0	0	6,971	(127)	0	0	(127)	6,844	(7,534)	(690)
BRC	0	0	0	0	(5)	0	(864)	(869)	(869)	876	7
BSH	51,024	0	0	51,024	0	0	0	0	51,024	(55,330)	(4,306)
CBK	1,590	0	778	2,368	(577)	(3)	0	(580)	1,788	(1,722)	66
DUB	508	0	0	508	(70)	0	0	(70)	438	(1,430)	(992)
FAR	0	0	0	0	0	(2,832)	0	(2,832)	(2,832)	2,546	(286)
GLM	1,327	0	0	1,327	(8,906)	0	0	(8,906)	(7,579)	8,058	479
GSC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GST	0	0	2,945	2,945	0	0	(8,258)	(8,258)	(5,313)	6,119	806
HUS	1,950	0	0	1,950	(1,558)	0	0	(1,558)	392	(1,547)	(1,155)
IND	0	0	0	0	(2)	0	0	(2)	(2)	12	10
JPM	28,625	0	0	28,625	(74)	(5,513)	(46)	(5,633)	22,992	(25,725)	(2,733)
MYC	0	0	194	194	0	0	0	0	194	(197)	(3)
MYI	1,493	0	0	1,493	(124)	0	0	(124)	1,369	(1,820)	(451)
NGF	87	0	0	87	0	0	0	0	87	0	87
SAL	0	0	0	0	0	(742)	0	(742)	(742)	797	55
SCX	25,843	0	0	25,843	(102)	0	0	(102)	25,741	(29,680)	(3,939)
SOG	32	0	0	32	0	0	0	0	32	(50)	(18)
SSB	14,252	0	0	14,252	(8,934)	0	0	(8,934)	5,318	(15,410)	(10,092)
TOR	60,175	0	0	60,175	(54)	0	0	(54)	60,121	(59,820)	301
UAG	518	0	0	518	(289)	0	0	(289)	229	(520)	(291)

Total Over the Counter	$197,066	$0	$3,917	$200,983	$(22,993)	$(9,095)	$(9,168)	$(41,256)

(s)

Securities with an aggregate market value of $18,407 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,045	$3,045
Swap Agreements	0	37	0	0	11,260	11,297

	$0	$37	$0	$0	$14,305	$14,342

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$197,066	$0	$197,066
Swap Agreements	0	3,917	0	0	0	3,917

	$0	$3,917	$0	$197,066	$0	$200,983

	$0	$3,954	$0	$197,066	$14,305	$215,325

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,736	$19,736
Swap Agreements	0	580	0	0	4,601	5,181

	$0	$580	$0	$0	$24,337	$24,917

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,993	$0	$22,993
Written Options	0	0	0	0	9,095	9,095
Swap Agreements	0	9,168	0	0	0	9,168

	$0	$9,168	$0	$22,993	$9,095	$41,256

	$0	$9,748	$0	$22,993	$33,432	$66,173

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(875)	$(875)
Written Options	0	0	0	0	3,931	3,931
Futures	0	0	0	0	674,785	674,785
Swap Agreements	0	(13,469)	0	0	(64,447)	(77,916)

	$0	$(13,469)	$0	$0	$613,394	$599,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$241,533	$0	$241,533
Written Options	0	591	0	2,039	55,065	57,695
Swap Agreements	0	9,528	0	0	(2,602)	6,926

	$0	$10,119	$0	$243,572	$52,463	$306,154

	$0	$(3,350)	$0	$243,572	$665,857	$906,079

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3,812)	$(3,812)
Futures	0	0	0	0	(608,066)	(608,066)
Swap Agreements	0	9,508	0	0	77,799	87,307

	$0	$9,508	$0	$0	$(534,079)	$(524,571)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(309,566)	$0	$(309,566)
Written Options	0	9,760	0	30,302	(32,813)	7,249
Swap Agreements	0	4,632	0	0	0	4,632

	$0	$14,392	$0	$(279,264)	$(32,813)	$(297,685)

	$0	$23,900	$0	$(279,264)	$(566,892)	$(822,256)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$165,658	$871,852	$1,037,510
Corporate Bonds & Notes
Banking & Finance	0	14,173,676	16,553	14,190,229
Industrials	0	8,421,263	0	8,421,263
Specialty Finance	0	220,918	56,681	277,599
Utilities	0	2,807,664	0	2,807,664
Municipal Bonds & Notes
California	0	67,850	0	67,850
Connecticut	0	209	0	209
Florida	0	71,242	0	71,242
Georgia	0	77,660	0	77,660
Illinois	0	18,000	0	18,000
Iowa	0	20,169	0	20,169

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Massachusetts	$0	$6,443	$0	$6,443
Michigan	0	245	0	245
New York	0	89,735	0	89,735
Ohio	0	4,424	0	4,424
Pennsylvania	0	9,701	0	9,701
Rhode Island	0	211	0	211
Texas	0	14,839	0	14,839
West Virginia	0	110,856	0	110,856
U.S. Government Agencies	0	29,463,657	0	29,463,657
U.S. Treasury Obligations	0	7,399,425	0	7,399,425
Non-Agency Mortgage-Backed Securities	14,300	7,903,339	178,938	8,096,577
Asset-Backed Securities	0	5,175,275	78,681	5,253,956
Sovereign Issues	0	3,072,289	0	3,072,289
Common Stocks
Consumer Discretionary	7	0	0	7
Preferred Securities
Banking & Finance	0	60,494	0	60,494
Utilities	0	0	621,611	621,611
Short-Term Instruments
Repurchase Agreements	0	770,484	0	770,484
U.S. Treasury Bills	0	782,914	0	782,914

	$14,307	$80,908,640	$1,824,316	$82,747,263

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,905,410	$0	$0	$6,905,410

Total Investments	$6,919,717	$80,908,640	$1,824,316	$89,652,673

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(932,527)	0	(932,527)

	$0	$(932,527)	$0	$(932,527)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,045	11,297	0	14,342
Over the counter	0	200,983	0	200,983

	$3,045	$212,280	$0	$215,325

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,736)	(5,181)	0	(24,917)
Over the counter	0	(39,295)	(1,961)	(41,256)

	$(19,736)	$(44,476)	$(1,961)	$(66,173)

Total Financial Derivative Instruments	$(16,691)	$167,804	$(1,961)	$149,152

Totals	$6,903,026	$80,143,917	$1,822,355	$88,869,298

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(Unaudited)

September 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$913,542	$22,562	$(82,800)	$424	$15	$21,126	$0	$(3,017)	$871,852	$20,061
Corporate Bonds & Notes
Banking & Finance	16,936	0	0	0	0	(383)	0	0	16,553	(383)
Specialty Finance	0	65,581	(8,895)	6	0	(11)	0	0	56,681	(11)
Non-Agency Mortgage-Backed Securities	6,843	173,326	0	190	0	(1,421)	0	0	178,938	(1,421)
Asset-Backed Securities	76,414	4,883	(703)	0	7	(1,920)	0	0	78,681	(1,942)
Preferred Securities
Utilities	0	621,523	0	0	0	88	0	0	621,611	88

	$1,013,735	$887,875	$(92,398)	$620	$22	$17,479	$0	$(3,017)	$1,824,316	$16,392

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(1,139)	$0	$0	$(822)	$0	$0	$(1,961)	$(822)

Totals	$1,013,735	$887,875	$(93,537)	$620	$22	$16,657	$0	$(3,017)	$1,822,355	$15,570

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$190,139	Discounted Cash Flow	Discount Rate	5.564	—
	32,100	Market Based Approach	Recovery Value	100.000	—
	397,732	Other Valuation Techniques(2)	—	—	—
	110,759	Proxy Pricing	Base Price	99.870 - 100.750	100.034
	141,122	Third Party Vendor	Broker Quote	99.925 - 100.100	100.016
Corporate Bonds & Notes
Banking & Finance	16,553	Reference Instrument	Option Adjusted Spread	666.300 bps	—
Specialty Finance	56,681	Proxy Pricing	Base Price	98.144 - 98.933	98.268
Non-Agency Mortgage-Backed Securities	9,917	Other Valuation Techniques(2)	—	—	—
	154,999	Proxy Pricing	Base Price	69.585 - 1,061.790	114.090
	14,022	Proxy Pricing	Base Price	$452,811.930	—
Asset-Backed Securities	78,681	Proxy Pricing	Base Price	98.390 - 99.695	98.471
Preferred Securities
Utilities	621,611	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(1,501)	Indicative Market Quotation	Broker Quote	0.967	—
	(460)	Other Valuation Techniques(2)	—	—	—

Total	$1,822,355

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited) September 30, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated

42	PIMCO TOTAL RETURN FUND

(Unaudited) September 30, 2020

that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund

44	PIMCO TOTAL RETURN FUND

(Unaudited) September 30, 2020

may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements (Cont.)

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the

46	PIMCO TOTAL RETURN FUND

(Unaudited) September 30, 2020

determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received

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from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each

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Notes to Financial Statements (Cont.)

affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$4,696,667	$26,303	$(1,430,999)	$(40,049)	$147,318	$3,399,240	$26,303	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,655,383	$5,080,586	$(8,245,000)	$(8,420)	$23,621	$3,506,170	$7,586	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

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Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

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Notes to Financial Statements (Cont.)

payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO,

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adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA

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Notes to Financial Statements (Cont.)

are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its

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Notes to Financial Statements (Cont.)

portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments

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outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset

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Notes to Financial Statements (Cont.)

against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or

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derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or

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Notes to Financial Statements (Cont.)

disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter

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Notes to Financial Statements (Cont.)

into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations,

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Notes to Financial Statements (Cont.)

representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

68	PIMCO TOTAL RETURN FUND

(Unaudited) September 30, 2020

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $52,298.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$752,943	$1,146,571

†	A zero balance may reflect actual amounts rounding to less than one thousand.

70	PIMCO TOTAL RETURN FUND

(Unaudited) September 30, 2020

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$164,953,964	$178,146,228	$12,303,388	$8,462,132

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	636,383	$6,877,832	1,040,286	$10,820,902

I-2	129,140	1,395,985	142,177	1,473,625

I-3	9,100	98,225	8,961	93,091

Administrative Class	18,866	204,045	37,274	387,865

Class A	94,174	1,019,827	154,880	1,610,936

Class C	7,989	86,281	9,619	100,292

Class R	9,852	106,386	16,654	173,850

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Notes to Financial Statements (Cont.)

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	54,870	$594,791	178,127	$1,854,928

I-2	3,800	41,215	10,537	109,747

I-3	213	2,308	616	6,424

Administrative Class	1,701	18,433	6,356	66,147

Class A	6,815	73,874	23,944	249,250

Class C	404	4,377	2,302	23,918

Class R	600	6,503	2,233	23,242

Cost of shares redeemed

Institutional Class	(709,705)	(7,663,664)	(1,219,428)	(12,661,234)

I-2	(55,069)	(594,577)	(108,928)	(1,130,277)

I-3	(17,414)	(189,901)	(5,407)	(56,029)

Administrative Class	(27,508)	(297,097)	(76,071)	(789,491)

Class A	(77,749)	(840,066)	(219,836)	(2,280,504)

Class C	(33,884)	(367,575)	(69,704)	(723,341)

Class R	(11,487)	(124,049)	(26,358)	(273,487)

Net increase (decrease) resulting from Fund share transactions	41,091	$453,153	(91,766)	$(920,146)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

72	PIMCO TOTAL RETURN FUND

(Unaudited) September 30, 2020

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$86,452,872	$3,288,780	$(1,051,137)	$2,237,643

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MSR	Morgan Stanley & Co LLC FICC Repo
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	NXN	Natixis New York
FAR	Wells Fargo Bank National Association	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SGY	Societe Generale, NY
GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CZK	Czech Koruna	NOK	Norwegian Krone
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	RUB	Russian Ruble
HUF	Hungarian Forint	SEK	Swedish Krona
IDR	Indonesian Rupiah	SGD	Singapore Dollar
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

74	PIMCO TOTAL RETURN FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

76	PIMCO TOTAL RETURN FUND

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

78	PIMCO TOTAL RETURN FUND

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

80	PIMCO TOTAL RETURN FUND

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

82	PIMCO TOTAL RETURN FUND

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

84	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4016SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO TRENDS Managed Futures Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3 and Class A, if applicable, is typically lower than Institutional Class performance due to the lower

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	(4.82)%	2.49%	1.28%	3.28%
PIMCO TRENDS Managed Futures Strategy Fund I-2	(4.77)%	2.44%	1.15%	3.15%
PIMCO TRENDS Managed Futures Strategy Fund I-3	(4.88)%	2.39%	1.15%	3.15%
PIMCO TRENDS Managed Futures Strategy Fund Class A	(5.04)%	2.09%	0.88%	2.88%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(10.25)%	(3.49)%	(0.26)%	2.03%
3 Month USD LIBOR	0.44%	1.46%	1.51%	1.18%
Lipper Alternative Managed Futures Funds Average	(3.00)%	(6.85)%	(1.93)%	0.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.69% for the Institutional Class shares, 1.79% for I-2 shares, 1.89% for I-3 shares and 2.09% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	75.5%
Corporate Bonds & Notes	13.9%
Commodities	5.8%
U.S. Government Agencies	3.1%
Asset-Backed Securities	1.2%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short positions in the natural gas sector detracted from performance as prices for the sector increased.

»	Positioning in the Chilean peso, British pound, and Thai baht detracted from performance due to price reversals.

»	Short positions in Turkish, Indian, and South African equities early in the reporting period detracted from performance due to price reversals.

»	Long positions in European and Singaporean rates contributed to performance, as rates rallied.

»	The collateral portfolio contributed to returns, driven by gains from short-term corporate bonds for most of the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$951.80	$6.70	$1,000.00	$1,018.20	$6.93	1.37%
I-2	1,000.00	952.30	7.19	1,000.00	1,017.70	7.44	1.47
I-3	1,000.00	951.20	7.43	1,000.00	1,017.45	7.69	1.52
Class A	1,000.00	949.60	8.65	1,000.00	1,016.19	8.95	1.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$10.61	$(0.03)	$(0.48)	$(0.51)	$(0.34)	$0.00	$0.00	$(0.34)

03/31/2020	9.87	0.09	0.88	0.97	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	0.00	(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.83	0.00	(0.47)	(0.47)	0.00	0.00	0.00	0.00

03/31/2016	11.18	(0.03)	(0.58)	(0.61)	(0.67)	(0.07)	0.00	(0.74)

I-2

04/01/2020 - 09/30/2020+	10.59	(0.04)	(0.48)	(0.52)	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00	0.00

03/31/2016	11.16	(0.06)	(0.57)	(0.63)	(0.62)	(0.07)	0.00	(0.69)

I-3

04/01/2020 - 09/30/2020+	10.60	(0.04)	(0.47)	(0.51)	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

04/01/2020 - 09/30/2020+	10.50	(0.05)	(0.48)	(0.53)	(0.32)	0.00	0.00	(0.32)

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00	0.00

03/31/2016	11.15	(0.08)	(0.57)	(0.65)	(0.63)	(0.07)	0.00	(0.70)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.76	(4.83)%	$646,660	1.37	%*	1.65	%*	1.35	%*	1.63	%*	(0.61	)%*	23%

10.61	9.96	617,532	1.37		1.69		1.28		1.60		0.94		18

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33		30

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69		58

9.36	(4.78)	224,976	1.16		1.52		1.15		1.51		0.01		69

9.83	(5.15)	240,075	1.15		1.46		1.15		1.46		(0.33)		49

9.73	(4.97)	33,019	1.47	*	1.75	*	1.45	*	1.73	*	(0.71	)*	23

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71		18

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22		30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59		58

9.36	(4.88)	1,147	1.26		1.62		1.25		1.61		(0.08)		69

9.84	(5.32)	1,101	1.25		1.56		1.25		1.56		(0.55)		49

9.75	(4.89)	12,571	1.52	*	1.85	*	1.50	*	1.83	*	(0.76	)*	23

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80		18

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36	*	30

9.65	(5.05)	39,805	1.77	*	2.05	*	1.75	*	2.03	*	(0.97	)*	23

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59		18

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92		30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30		58

9.30	(5.10)	5,537	1.56		1.92		1.55		1.91		(0.39)		69

9.80	(5.54)	9,798	1.55		1.86		1.55		1.86		(0.78)		49

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$460,785
Investments in Affiliates	247,432

Financial Derivative Instruments
Exchange-traded or centrally cleared	7,637
Over the counter	28,538
Cash	1
Deposits with counterparty	23,695
Foreign currency, at value	8,526
Receivable for investments sold	110
Receivable for Fund shares sold	7,099
Interest and/or dividends receivable	534
Dividends receivable from Affiliates	120
Reimbursement receivable from PIMCO	105

Total Assets	784,582

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$4,858
Over the counter	31,719
Payable for investments purchased	6,063
Payable for investments in Affiliates purchased	120
Deposits from counterparty	8,223
Payable for Fund shares redeemed	571
Accrued investment advisory fees	773
Accrued supervisory and administrative fees	192
Accrued servicing fees	8

Total Liabilities	52,527

Net Assets	$732,055

Net Assets Consist of:

Paid in capital	$733,953
Distributable earnings (accumulated loss)	(1,898)

Net Assets	$732,055

Cost of investments in securities	$454,625
Cost of investments in Affiliates	$246,742
Cost of foreign currency held	$8,220
Cost or premiums of financial derivative instruments, net	$17,859

* Includes repurchase agreements of:	$139,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$646,660
I-2	33,019
I-3	12,571
Class A	39,805

Shares Issued and Outstanding:

Institutional Class	66,266
I-2	3,392
I-3	1,290
Class A	4,124

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.76
I-2	9.73
I-3	9.75
Class A	9.65

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,709
Dividends from Investments in Affiliates	952
Total Income	2,661

Expenses:

Investment advisory fees	4,635
Supervisory and administrative fees	1,173
Servicing fees - Class A	58
Trustee fees	1
Interest expense	73
Miscellaneous expense	17
Total Expenses	5,957
Waiver and/or Reimbursement by PIMCO	(1,015)
Net Expenses	4,942

Net Investment Income (Loss)	(2,281)

Net Realized Gain (Loss):

Investments in securities	113
Investments in Affiliates	(597)
Exchange-traded or centrally cleared financial derivative instruments	(18,334)
Over the counter financial derivative instruments	11,444
Foreign currency	(3,420)

Net Realized Gain (Loss)	(10,794)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	9,999
Investments in Affiliates	3,716
Exchange-traded or centrally cleared financial derivative instruments	(12,300)
Over the counter financial derivative instruments	(23,671)
Foreign currency assets and liabilities	(451)

Net Change in Unrealized Appreciation (Depreciation)	(22,707)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,782)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(2,281)	$5,165
Net realized gain (loss)	(10,794)	35,195
Net change in unrealized appreciation (depreciation)	(22,707)	17,072

Net Increase (Decrease) in Net Assets Resulting from Operations	(35,782)	57,432

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(21,073)	(11,315)
I-2	(1,054)	(121)
I-3	(340)	(173)
Class A	(1,534)	(865)
Class C	N/A	(27	)(a)

Total Distributions(b)	(24,001)	(12,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	86,029	101,742

Total Increase (Decrease) in Net Assets	26,246	146,673

Net Assets:

Beginning of period	705,809	559,136
End of period	$732,055	$705,809

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on February 7, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.9%

CORPORATE BONDS & NOTES 13.5%

BANKING & FINANCE 6.8%

Aircastle Ltd.
5.125% due 03/15/2021	$100	$101

Athene Global Funding
1.534% (US0003M + 1.230%) due 07/01/2022 ~	1,000	1,008

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~	900	889

Citigroup, Inc.
0.953% (SOFRRATE + 0.870%) due 11/04/2022 ~	2,000	2,008

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~	3,100	3,136
3.125% due 12/10/2020	1,700	1,709

Goldman Sachs Group, Inc.
1.605% (US0003M + 1.360%) due 04/23/2021 ~	3,000	3,017

HSBC Holdings PLC
1.804% (US0003M + 1.500%) due 01/05/2022 ~	2,800	2,839

HSH Portfoliomanagement AoeR
0.598% (US0003M + 0.330%) due 11/19/2021 ~	3,000	3,010

Lloyds Bank PLC
2.250% due 08/14/2022	4,000	4,122

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~	1,800	1,807

Mitsubishi UFJ Financial Group, Inc.
1.035% (US0003M + 0.790%) due 07/25/2022 ~	3,400	3,427
1.105% (US0003M + 0.860%) due 07/26/2023 ~	400	404
1.309% (US0003M + 1.060%) due 09/13/2021 ~	593	598

Mizuho Financial Group, Inc.
0.858% (US0003M + 0.610%) due 09/08/2024 ~	1,800	1,797
1.130% (US0003M + 0.880%) due 09/11/2022 ~	2,600	2,626

Morgan Stanley
1.452% (US0003M + 1.180%) due 01/20/2022 ~	300	301

Nationwide Building Society
1.700% due 02/13/2023	6,800	7,003

Nordea Bank Abp
1.196% (US0003M + 0.940%) due 08/30/2023 ~	200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
2.875% due 10/16/2020	$5,000	$5,005

Sumitomo Mitsui Financial Group, Inc.
1.046% (US0003M + 0.780%) due 07/12/2022 ~	2,500	2,520

Toyota Motor Credit Corp.
0.680% due 05/17/2022 •	600	602

UBS Group AG
3.000% due 04/15/2021	1,000	1,014

Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~	500	502

		49,645

INDUSTRIALS 6.3%

AbbVie, Inc.
0.597% (US0003M + 0.350%) due 05/21/2021 ~	4,000	4,004
2.300% due 05/14/2021	1,000	1,009

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~	2,000	2,012

Bristol-Myers Squibb Co.
2.600% due 05/16/2022	5,000	5,189

Broadcom Corp.
3.000% due 01/15/2022	100	103

Central Nippon Expressway Co. Ltd.
0.811% (US0003M + 0.560%) due 11/02/2021 ~	3,000	3,008
2.091% due 09/14/2021	3,000	3,038

Charter Communications Operating LLC
4.464% due 07/23/2022	300	318

Comcast Corp.
0.626% (US0003M + 0.330%) due 10/01/2020 ~	2,400	2,400

Conagra Brands, Inc.
3.800% due 10/22/2021	6,900	7,137

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	5,000	5,000

Dell International LLC
4.420% due 06/15/2021	749	767

eBay, Inc.
2.750% due 01/30/2023	1,600	1,679

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	700	699

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~	3,100	2,761

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QUALCOMM, Inc.
0.998% (US0003M + 0.730%) due 01/30/2023 ~	$500	$506

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~	500	502

Volkswagen Group of America Finance LLC
3.875% due 11/13/2020	6,000	6,023

		46,155

UTILITIES 0.4%

AT&T, Inc.
3.000% due 06/30/2022	1,100	1,144

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	100	100

Verizon Communications, Inc.
1.237% (US0003M + 1.000%) due 03/16/2022 ~	1,800	1,821

		3,065

Total Corporate Bonds & Notes (Cost $98,455)		98,865

U.S. GOVERNMENT AGENCIES 3.0%

Fannie Mae
0.506% due 12/25/2044 •	1,716	1,724
0.598% due 07/25/2049 •	3,906	3,925
0.606% due 07/25/2046 •	2,957	2,961

Freddie Mac
0.506% due 03/15/2037 - 08/15/2042 •	5,983	5,989
0.552% due 11/15/2043 •	1,219	1,227
0.702% due 01/15/2042 •	378	383

Ginnie Mae
0.785% due 03/20/2065 •	833	839
2.213% due 12/20/2068 •	1,611	1,611

NCUA Guaranteed Notes
0.715% due 12/08/2020 •	3,277	3,278

Total U.S. Government Agencies (Cost $21,897)		21,937

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Holmes Master Issuer PLC
0.695% due 10/15/2054 •	749	749

Total Non-Agency Mortgage-Backed Securities (Cost $749)		749

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.2%

CoreVest American Finance Trust
2.968% due 10/15/2049		$289	$295

Discover Card Execution Note Trust
0.422% due 12/15/2023 •		3,000	3,008

Nelnet Student Loan Trust
0.366% due 08/23/2027 •		14	14

SLC Student Loan Trust
0.360% due 03/15/2027 •		1,006	999
0.370% due 06/15/2029 •		1,163	1,154

SLM Student Loan Trust
0.335% due 01/26/2026 •		124	124
0.598% due 06/25/2043 •		778	759
0.720% due 12/15/2027 •		1,218	1,211
0.800% due 12/15/2025 •		841	838

Total Asset-Backed Securities (Cost $8,414)			8,402

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
1.247% (US0003M + 1.000%) due 08/21/2022 ~		1,500	1,486

Major Joint Local Government International Bond
1.030% due 09/24/2021	JPY	100,000	958

Total Sovereign Issues (Cost $2,463)			2,444

		OUNCES
COMMODITIES 5.6%

Gold Warehouse Receipts		21,783	41,071

Total Commodities (Cost $35,334)			41,071

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 39.2%

CERTIFICATES OF DEPOSIT 0.4%

Bank of Montreal
0.470% (SOFRRATE + 0.400%) due 10/02/2020 ~		$3,000	3,000

REPURCHASE AGREEMENTS (d) 19.1%
			139,818

U.S. TREASURY BILLS 16.3%
0.107% due 10/01/2020 - 01/14/2021 (a)(b)(f)(h)		119,524	119,509

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 3.4%
0.122% due 02/09/2021 (b)(c)(f)	$25,000	$24,990

Total Short-Term Instruments (Cost $287,313)		287,317

Total Investments in Securities (Cost $454,625)		460,785

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 33.8%

SHORT-TERM INSTRUMENTS 33.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 33.8%

PIMCO Short Asset Portfolio	8,392,478	$84,034

PIMCO Short-Term Floating NAV Portfolio III	16,570,168	163,398

Total Short-Term Instruments (Cost $246,742)		247,432

Total Investments in Affiliates (Cost $246,742)		247,432

Total Investments 96.7% (Cost $701,367)		$708,217

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $17,859)		(402)

Other Assets and Liabilities, net 3.4%		24,240

Net Assets 100.0%		$732,055

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.110%	09/30/2020	10/01/2020	$65,800	U.S. Treasury Bonds 4.625% due 02/15/2040	$(66,711)	$65,800	$65,800
BOS	0.100	09/30/2020	10/01/2020	22,300	U.S. Treasury Bonds 1.125% due 05/15/2040	(22,605)	22,300	22,300

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$6,418	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(2,861)	$6,418	$6,418
					U.S. Treasury Notes 1.750% due 07/31/2021	(3,685)
GSC	0.110	09/30/2020	10/01/2020	45,300	Fannie Mae 3.500% due 08/01/2049	(47,335)	45,300	45,300

Total Repurchase Agreements						$(143,197)	$139,818	$139,818

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$65,800	$0	$0	$65,800	$(66,711)	$(911)
BOS	22,300	0	0	22,300	(22,605)	(305)
FICC	6,418	0	0	6,418	(6,546)	(128)
GSC	45,300	0	0	45,300	(47,335)	(2,035)

Total Borrowings and Other Financing Transactions	$139,818	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2021	1,173	$345,678	$68	$17	$(34)
3-Month Canada Bankers’ Acceptance December Futures	12/2021	369	68,903	5	7	(7)
90-Day Eurodollar March Futures	03/2022	341	85,062	(64)	0	0
Arabica Coffee December Futures	12/2020	27	1,123	(85)	31	0
Australia Government 3-Year Bond December Futures	12/2020	1,021	85,785	152	0	(24)
Australia Government 10-Year Bond December Futures	12/2020	76	8,132	96	0	(10)
Cocoa December Futures	12/2020	129	3,284	(120)	0	(54)
Copper December Futures	12/2020	320	24,260	124	340	0
Corn December Futures	12/2020	796	15,084	446	567	0
Cotton No. 2 December Futures	12/2020	556	18,290	997	139	0
E-mini NASDAQ 100 Index December Futures	12/2020	15	3,422	6	21	0
E-mini S&P 500 Index December Futures	12/2020	8	1,341	(13)	7	0
Euro-BTP Italy Government Bond December Futures	12/2020	727	107,047	709	214	(200)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond December Futures	12/2020	172	$33,990	$38	$62	$(93)
FTSE China A50 Index October Futures	10/2020	949	14,349	88	0	(50)
FTSE/JSE Index December Futures	12/2020	175	5,264	(200)	0	(56)
Globex Natural Gas December Futures	11/2020	385	12,000	(42)	0	(45)
ICE Carbon Emissions December Futures	12/2020	274	8,651	(51)	45	(296)
Iron Ore December Futures	12/2020	702	7,966	1,017	244	0
Iron Ore November Futures	11/2020	702	8,222	1,273	268	0
Iron Ore October Futures	10/2020	670	8,123	295	298	0
Lean Hogs December Futures	12/2020	189	4,770	163	85	0
MSCI Taiwan Stock Index October Futures	10/2020	381	18,783	444	61	0
Natural Gas November Futures	10/2020	505	5,664	44	0	(228)
Natural Gas November Futures	10/2020	460	6,589	70	0	(272)
Nickel November Futures	11/2020	44	3,828	(147)	87	(159)
Nikkei 225 Index December Futures	12/2020	55	6,051	57	57	(78)
S&P CNX Nifty Index October Futures	10/2020	1,029	23,161	44	22	0
Silver December Futures	12/2020	4	470	(72)	0	(19)
Soybean January Futures	01/2021	337	17,309	416	510	0
Soybean Meal December Futures	12/2020	618	21,185	2,037	674	0
Soybean Oil December Futures	12/2020	961	19,103	(176)	254	0
Sugar No. 11 March Futures	02/2021	729	11,031	98	73	0
Topix Index December Futures	12/2020	61	9,402	152	110	(194)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	06/2021	2,134	344,218	262	0	(52)
Wheat December Futures	12/2020	158	4,566	166	225	0

				$8,297	$4,418	$(1,871)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
BIST 30 Index October Futures	10/2020	10,314	$(17,255)	$(459)	$0	$(524)
Brent Crude January Futures	11/2020	1	(43)	4	0	(1)
CAC 40 Index October Futures	10/2020	7	(394)	20	3	0
Coal February Futures	02/2021	23	(1,364)	(202)	0	(21)
Coal January Futures	01/2021	23	(1,350)	(188)	0	(4)
Coal March Futures	03/2021	23	(1,370)	(207)	0	(10)
DAX Index December Futures	12/2020	5	(1,873)	2	2	(8)
FTSE 100 Index December Futures	12/2020	25	(1,884)	57	23	0
FTSE/MIB Index December Futures	12/2020	122	(13,564)	26	84	0
Gas Oil December Futures	12/2020	204	(6,895)	(156)	0	(71)
Gold 100 oz. December Futures	12/2020	131	(24,831)	(92)	86	(10)
Hang Seng China Enterprises Index October Futures	10/2020	203	(17,542)	(1)	165	(146)
Lead November Futures	11/2020	159	(7,215)	0	0	0
Lead October Futures	10/2020	236	(10,664)	495	495	0
MEXBOL Index December Futures	12/2020	390	(6,608)	(209)	0	(67)
New York Harbor ULSD December Futures	11/2020	89	(4,357)	(94)	0	(127)
Palladium December Futures	12/2020	5	(1,165)	(43)	0	(1)
Platinum January Futures	01/2021	176	(8,001)	14	0	(130)
S&P/Toronto Stock Exchange 60 December Futures	12/2020	13	(1,877)	16	37	(15)
SPI 200 Index December Futures	12/2020	106	(11,013)	247	270	0
VSTOXX Mini October Futures	10/2020	166	(517)	100	24	0
WIG20 Index December Futures	12/2020	1,523	(13,491)	(86)	180	(2)
WTI Crude December Futures	11/2020	143	(5,787)	(309)	0	(130)
Zinc November Futures	11/2020	42	(2,517)	6	19	(13)

				$(1,059)	$1,388	$(1,280)

Total Futures Contracts				$7,238	$5,806	$(3,151)

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2030	GBP	21,000	$961	$(9)	$952	$0	$(57)
Receive	1-Day INR-MIBOR Compounded-OIS	4.118	Semi-Annual	09/16/2025	INR	1,301,800	133	113	246	0	(11)
Pay(1)	1-Day INR-MIBOR Compounded-OIS	4.395	Semi-Annual	12/16/2025		881,400	0	(60)	(60)	7	0
Receive	1-Year BRL-CDI	5.745	Maturity	01/02/2023	BRL	50,700	0	(380)	(380)	0	(26)
Receive	1-Year BRL-CDI	5.920	Maturity	01/02/2023		54,100	0	(457)	(457)	0	(27)
Pay	1-Year BRL-CDI	8.170	Maturity	01/02/2023		54,100	272	838	1,110	23	0
Pay	1-Year BRL-CDI	9.835	Maturity	01/02/2023		31,700	122	951	1,073	11	0
Pay	1-Year BRL-CDI	10.730	Maturity	01/02/2023		47,700	598	1,148	1,746	16	0
Receive	1-Year BRL-CDI	5.615	Maturity	01/02/2025		74,500	0	280	280	0	(53)
Pay	1-Year BRL-CDI	5.675	Maturity	01/02/2025		71,900	0	(129)	(129)	50	0
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		225,800	(762)	814	52	0	(154)
Pay	1-Year BRL-CDI	5.877	Maturity	01/02/2025		103,500	0	(91)	(91)	71	0
Pay	1-Year BRL-CDI	5.950	Maturity	01/02/2025		78,500	0	(157)	(157)	55	0
Pay	1-Year BRL-CDI	6.238	Maturity	01/02/2025		50,200	35	88	123	33	0
Receive	1-Year BRL-CDI	6.270	Maturity	01/02/2025		123,300	1,522	(1,862)	(340)	0	(81)
Receive	1-Year BRL-CDI	6.479	Maturity	01/02/2025		3,500	0	(11)	(11)	0	(2)
Pay	1-Year BRL-CDI	8.550	Maturity	01/02/2025		248,700	5,266	(1,403)	3,863	142	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	31,200	1,979	(20)	1,959	0	(21)
Receive	3-Month CNY-CNREPOFIX	2.268	Quarterly	09/16/2025	CNY	117,400	0	310	310	10	0
Receive	3-Month CNY-CNREPOFIX	2.295	Quarterly	09/16/2025		493,500	967	242	1,209	42	0
Receive	3-Month CNY-CNREPOFIX	2.345	Quarterly	09/16/2025		168,100	0	354	354	14	0
Receive	3-Month CNY-CNREPOFIX	2.725	Quarterly	09/16/2025		76,100	0	(40)	(40)	7	0
Pay(1)	3-Month CNY-CNREPOFIX	2.630	Quarterly	12/16/2025		63,700	0	(22)	(22)	0	(7)
Pay(1)	3-Month CNY-CNREPOFIX	2.645	Quarterly	12/16/2025		647,600	0	(152)	(152)	0	(66)
Receive(1)	3-Month CNY-CNREPOFIX	2.718	Quarterly	12/16/2025		66,800	0	(18)	(18)	7	0
Receive(1)	3-Month CNY-CNREPOFIX	2.780	Quarterly	12/16/2025		453,400	0	(315)	(315)	47	0
Pay	3-Month COP-IBR Compounded-OIS	4.850	Quarterly	01/08/2025	COP	57,936,900	177	1,089	1,266	12	0
Receive	3-Month COP-IBR Compounded-OIS	5.150	Quarterly	03/13/2025		32,399,200	0	(777)	(777)	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		18,740,800	0	(277)	(277)	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		24,984,600	0	(371)	(371)	0	(42)
Pay	3-Month COP-IBR Compounded-OIS	3.850	Quarterly	04/24/2025		63,969,600	0	635	635	15	0
Pay	3-Month COP-IBR Compounded-OIS	3.612	Quarterly	05/08/2025		46,881,400	0	321	321	11	0
Receive	3-Month COP-IBR Compounded-OIS	3.400	Quarterly	08/28/2025		31,428,600	0	(103)	(103)	0	(8)
Pay	3-Month HKD-HIBOR	2.715	Quarterly	09/19/2023	HKD	73,000	255	360	615	6	0
Pay	3-Month HKD-HIBOR	2.785	Quarterly	12/19/2023		204,120	143	1,773	1,916	17	0
Receive	3-Month HKD-HIBOR	2.815	Quarterly	12/19/2023		12,300	0	(117)	(117)	0	(1)
Receive	3-Month HKD-HIBOR	1.470	Quarterly	12/18/2024		271,200	43	(1,391)	(1,348)	0	(23)
Pay	3-Month HKD-HIBOR	1.593	Quarterly	12/18/2024		107,200	0	604	604	9	0
Receive	3-Month HKD-HIBOR	1.731	Quarterly	12/18/2024		218,100	28	(1,421)	(1,393)	0	(19)
Pay	3-Month HKD-HIBOR	1.340	Quarterly	03/18/2025		207,300	0	925	925	18	0
Pay	3-Month HKD-HIBOR	1.715	Quarterly	03/18/2025		510,700	0	3,378	3,378	45	0
Pay	3-Month HKD-HIBOR	1.810	Quarterly	03/18/2025		286,700	0	2,053	2,053	26	0
Receive	3-Month HKD-HIBOR	1.860	Quarterly	03/18/2025		185,700	0	(1,383)	(1,383)	0	(17)
Pay	3-Month HKD-HIBOR	1.010	Quarterly	06/17/2025		117,700	0	314	314	10	0
Receive	3-Month HKD-HIBOR	1.120	Quarterly	06/17/2025		84,100	0	(280)	(280)	0	(7)
Pay	3-Month HKD-HIBOR	1.600	Quarterly	06/17/2025		176,300	0	1,100	1,100	16	0
Receive	3-Month HKD-HIBOR	0.575	Quarterly	09/16/2025		110,900	0	3	3	0	(10)
Pay	3-Month HKD-HIBOR	0.618	Quarterly	09/16/2025		236,200	0	59	59	21	0
Receive	3-Month HKD-HIBOR	0.700	Quarterly	09/16/2025		317,800	0	(246)	(246)	0	(28)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month HKD-HIBOR	0.790%	Quarterly	09/16/2025	HKD	116,500	$0	$157	$157	$10	$0
Receive	3-Month HKD-HIBOR	1.085	Quarterly	09/16/2025		304,200	0	(981)	(981)	0	(28)
Pay(1)	3-Month HKD-HIBOR	0.680	Quarterly	12/16/2025		93,400	0	52	52	9	0
Receive(1)	3-Month HKD-HIBOR	0.698	Quarterly	12/16/2025		58,000	0	(39)	(39)	0	(5)
Pay(1)	3-Month HKD-HIBOR	0.705	Quarterly	12/16/2025		60,000	0	43	43	6	0
Pay	3-Month KRW-KORIBOR	0.830	Quarterly	09/16/2025	KRW	26,840,300	0	(64)	(64)	2	0
Receive	3-Month KRW-KORIBOR	0.850	Quarterly	09/16/2025		12,070,000	0	19	19	0	(1)
Receive	3-Month KRW-KORIBOR	0.910	Quarterly	09/16/2025		17,607,400	0	(19)	(19)	0	(2)
Receive(1)	3-Month KRW-KORIBOR	0.888	Quarterly	12/16/2025		31,538,100	0	23	23	0	(2)
Pay	3-Month PLN-WIBOR	0.585	Annual	09/22/2025	PLN	115,600	85	47	132	0	(4)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		$31,100	1,381	65	1,446	0	(24)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		6,000	1,184	(5)	1,179	0	(15)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,100	58	191	249	0	(15)
Pay	3-Month ZAR-JIBAR	7.800	Quarterly	12/19/2023	ZAR	99,700	(68)	743	675	14	0
Receive	3-Month ZAR-JIBAR	7.545	Quarterly	03/20/2024		99,200	0	(647)	(647)	0	(15)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		407,090	180	2,638	2,818	60	0
Pay	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		2,900	3	17	20	0	0
Receive	3-Month ZAR-JIBAR	7.105	Quarterly	07/31/2024		129,900	0	(792)	(792)	0	(21)
Pay	3-Month ZAR-JIBAR	6.835	Quarterly	08/28/2024		67,100	0	361	361	11	0
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025		553,100	350	2,762	3,112	108	0
Receive	3-Month ZAR-JIBAR	6.460	Quarterly	03/04/2025		166,400	0	(734)	(734)	0	(33)
Pay	3-Month ZAR-JIBAR	6.620	Quarterly	03/11/2025		204,900	0	977	977	42	0
Receive	3-Month ZAR-JIBAR	7.520	Quarterly	03/20/2025		482,300	0	(3,334)	(3,334)	0	(102)
Receive	3-Month ZAR-JIBAR	7.200	Quarterly	03/25/2025		665,400	0	(4,063)	(4,063)	0	(142)
Pay	3-Month ZAR-JIBAR	6.200	Quarterly	04/22/2025		227,300	0	875	875	47	0
Pay	3-Month ZAR-JIBAR	6.320	Quarterly	04/23/2025		161,000	0	669	669	33	0
Pay	3-Month ZAR-JIBAR	5.740	Quarterly	05/06/2025		243,100	0	633	633	50	0
Pay	3-Month ZAR-JIBAR	5.330	Quarterly	05/13/2025		265,000	0	403	403	54	0
Pay	3-Month ZAR-JIBAR	5.375	Quarterly	05/27/2025		276,500	0	430	430	57	0
Pay	3-Month ZAR-JIBAR	5.120	Quarterly	09/02/2025		64,800	40	(4)	36	14	0
Pay	6-Month CLP-CHILIBOR	2.280	Semi-Annual	02/14/2025	CLP	5,878,100	0	408	408	0	(3)
Pay	6-Month CLP-CHILIBOR	1.915	Semi-Annual	03/09/2025		10,897,800	0	508	508	0	(5)
Pay	6-Month CLP-CHILIBOR	1.520	Semi-Annual	05/08/2025		392,900	0	10	10	0	0
Receive	6-Month CLP-CHILIBOR	1.190	Semi-Annual	08/14/2025		1,251,700	10	(7)	3	1	0
Pay	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024	CZK	770,900	108	1,658	1,766	0	(1)
Pay	6-Month CZK-PRIBOR	1.810	Annual	03/20/2024		47,300	0	113	113	0	0
Receive	6-Month CZK-PRIBOR	1.945	Annual	03/20/2024		648,500	77	(1,783)	(1,706)	1	0
Pay	6-Month CZK-PRIBOR	2.500	Annual	03/20/2024		299,000	35	1,041	1,076	0	(1)
Pay	6-Month CZK-PRIBOR	1.838	Annual	06/19/2024		342,300	0	796	796	2	0
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		1,293,130	(922)	(2,452)	(3,374)	0	(9)
Receive	6-Month CZK-PRIBOR	1.890	Annual	11/15/2024		803,300	0	(2,484)	(2,484)	0	(8)
Pay	6-Month CZK-PRIBOR	1.798	Annual	11/29/2024		703,900	(192)	2,222	2,030	8	0
Receive	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		401,600	(28)	(1,236)	(1,264)	0	(6)
Pay	6-Month CZK-PRIBOR	1.385	Annual	03/06/2025		895,800	0	1,729	1,729	12	0
Pay	6-Month CZK-PRIBOR	1.113	Annual	03/13/2025		129,900	0	173	173	2	0
Pay	6-Month CZK-PRIBOR	1.124	Annual	03/13/2025		527,700	0	716	716	7	0
Pay	6-Month CZK-PRIBOR	0.590	Annual	03/26/2025		282,200	0	53	53	5	0
Pay	6-Month CZK-PRIBOR	0.710	Annual	03/30/2025		237,700	0	106	106	4	0
Receive	6-Month CZK-PRIBOR	0.690	Annual	05/04/2025		185,400	0	(35)	(35)	0	(3)
Pay	6-Month CZK-PRIBOR	0.421	Annual	05/15/2025		101,400	0	(29)	(29)	2	0
Receive	6-Month CZK-PRIBOR	0.637	Annual	07/24/2025		107,400	0	(16)	(16)	0	(2)
Receive	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025		5,600	1	(3)	(2)	0	0
Pay	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025		480,600	67	15	82	9	0
Pay	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	EUR	45,000	1,948	172	2,120	0	(30)
Receive	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	4,693,800	242	(269)	(27)	0	(8)
Pay	6-Month HUF-BBR	2.250	Annual	12/19/2023		8,896,700	113	1,218	1,331	14	0
Pay	6-Month HUF-BBR	2.000	Annual	03/20/2024		2,277,400	15	252	267	6	0
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		6,326,450	11	178	189	15	0
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		1,638,000	0	(123)	(123)	5	0
Receive	6-Month HUF-BBR	1.000	Annual	09/18/2024		4,673,400	(182)	340	158	0	(16)
Pay	6-Month HUF-BBR	0.646	Annual	11/29/2024		456,600	0	(37)	(37)	1	0
Receive	6-Month HUF-BBR	1.415	Annual	02/21/2025		12,565,900	0	(504)	(504)	0	(48)
Receive	6-Month HUF-BBR	1.465	Annual	02/24/2025		6,283,100	0	(299)	(299)	0	(24)
Receive	6-Month HUF-BBR	1.520	Annual	02/24/2025		3,926,800	0	(221)	(221)	0	(15)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month HUF-BBR	1.450%	Annual	02/25/2025	HUF	2,764,500	$0	$(124)	$(124)	$0	$(11)
Pay	6-Month HUF-BBR	0.990	Annual	03/06/2025		12,219,600	0	(338)	(338)	48	0
Pay	6-Month HUF-BBR	0.860	Annual	03/13/2025		7,174,900	0	(349)	(349)	29	0
Pay	6-Month HUF-BBR	1.005	Annual	03/16/2025		7,015,000	0	(185)	(185)	28	0
Receive	6-Month HUF-BBR	0.980	Annual	03/24/2025		16,027,500	(24)	518	494	0	(65)
Pay	6-Month HUF-BBR	0.640	Annual	03/30/2025		8,685,400	0	(750)	(750)	35	0
Receive	6-Month HUF-BBR	1.380	Annual	04/15/2025		3,720,800	0	(34)	(34)	0	(14)
Receive	6-Month HUF-BBR	1.330	Annual	04/16/2025		5,483,800	0	(7)	(7)	0	(21)
Receive	6-Month HUF-BBR	1.360	Annual	04/16/2025		584,100	0	(4)	(4)	0	(2)
Pay	6-Month HUF-BBR	1.088	Annual	05/15/2025		7,937,600	0	(304)	(304)	29	0
Pay	6-Month HUF-BBR	0.905	Annual	06/05/2025		8,020,700	0	(528)	(528)	29	0
Pay	6-Month HUF-BBR	0.808	Annual	08/07/2025		4,274,500	0	(345)	(345)	17	0
Receive	6-Month HUF-BBR	0.850	Annual	08/10/2025		463,700	(3)	38	35	0	(2)
Receive	6-Month HUF-BBR	1.085	Annual	08/14/2025		18,513,500	(6)	708	702	0	(78)
Receive	6-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	136,800	101	(2,444)	(2,343)	0	(16)
Pay	6-Month PLN-WIBOR	2.500	Annual	12/19/2023		321,250	(218)	7,618	7,400	36	0
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		69,000	(150)	(1,245)	(1,395)	0	(7)
Pay	6-Month PLN-WIBOR	2.000	Annual	06/19/2024		58,300	100	888	988	5	0
Receive	6-Month PLN-WIBOR	1.750	Annual	09/18/2024		108,700	31	(1,558)	(1,527)	0	(7)
Pay	6-Month PLN-WIBOR	1.636	Annual	11/29/2024		127,500	0	2,026	2,026	5	0
Receive	6-Month PLN-WIBOR	1.665	Annual	12/19/2024		263,800	616	(5,024)	(4,408)	0	(10)
Receive	6-Month PLN-WIBOR	1.933	Annual	01/17/2025		298,500	(152)	(5,825)	(5,977)	0	(11)
Pay	6-Month PLN-WIBOR	1.823	Annual	02/14/2025		344,400	0	6,368	6,368	8	0
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		302,300	2	4,464	4,466	4	0
Pay	6-Month PLN-WIBOR	1.145	Annual	03/13/2025		33,900	0	327	327	0	0
Receive	6-Month PLN-WIBOR	0.830	Annual	03/30/2025		64,100	0	(354)	(354)	0	0
Pay	6-Month PLN-WIBOR	0.560	Annual	04/17/2025		34,500	0	35	35	0	(1)
Pay	6-Month PLN-WIBOR	0.635	Annual	05/08/2025		2,200	0	4	4	0	0
Receive	6-Month PLN-WIBOR	0.705	Annual	05/29/2025		38,800	0	(106)	(106)	1	0
Pay	6-Month SGD-SOR	2.223	Semi-Annual	12/19/2023	SGD	6,070	133	162	295	0	0
Pay	6-Month SGD-SOR	2.240	Semi-Annual	12/19/2023		29,100	0	1,425	1,425	2	0
Pay	6-Month SGD-SOR	1.450	Semi-Annual	12/18/2024		10,800	0	373	373	1	0
Receive	6-Month SGD-SOR	1.602	Semi-Annual	12/18/2024		42,500	0	(1,681)	(1,681)	0	(6)
Pay	6-Month SGD-SOR	1.210	Semi-Annual	03/18/2025		19,000	0	493	493	4	0
Pay	6-Month SGD-SOR	1.296	Semi-Annual	03/18/2025		70,000	0	2,011	2,011	14	0
Pay	6-Month SGD-SOR	1.423	Semi-Annual	03/18/2025		27,100	0	891	891	6	0
Receive	6-Month SGD-SOR	1.546	Semi-Annual	03/18/2025		39,200	0	(1,447)	(1,447)	0	(8)
Receive	6-Month SGD-SOR	0.660	Semi-Annual	06/17/2025		26,900	0	(224)	(224)	0	(5)
Pay	6-Month SGD-SOR	0.970	Semi-Annual	06/17/2025		13,700	0	269	269	3	0
Receive	6-Month SGD-SOR	1.110	Semi-Annual	06/17/2025		19,300	0	(477)	(477)	0	(4)
Receive	6-Month SGD-SOR	1.168	Semi-Annual	06/17/2025		16,100	0	(431)	(431)	0	(3)
Pay	6-Month SGD-SOR	1.530	Semi-Annual	06/17/2025		21,400	0	855	855	5	0
Receive	6-Month SGD-SOR	0.455	Semi-Annual	09/16/2025		14,200	0	1	1	0	(4)
Pay	6-Month SGD-SOR	0.522	Semi-Annual	09/16/2025		56,200	0	134	134	14	0
Receive	6-Month SGD-SOR	0.544	Semi-Annual	09/16/2025		19,700	0	(63)	(63)	0	(5)
Receive	6-Month SGD-SOR	0.561	Semi-Annual	09/16/2025		41,500	0	(158)	(158)	0	(11)
Pay	6-Month SGD-SOR	0.575	Semi-Annual	09/16/2025		21,200	0	91	91	5	0
Pay	6-Month SGD-SOR	0.585	Semi-Annual	09/16/2025		56,200	0	263	263	14	0
Receive	6-Month SGD-SOR	0.623	Semi-Annual	09/16/2025		34,800	0	(211)	(211)	0	(9)
Pay(1)	6-Month SGD-SOR	0.498	Semi-Annual	12/16/2025		38,200	0	9	9	9	0
Pay(1)	6-Month SGD-SOR	0.571	Semi-Annual	12/16/2025		20,500	0	60	60	5	0
Pay	28-Day MXN-TIIE	8.520	Lunar	12/28/2023	MXN	152,100	12	804	816	4	0
Pay	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		324,820	0	1,571	1,571	9	0
Pay	28-Day MXN-TIIE	6.570	Lunar	09/19/2024		589,100	0	1,683	1,683	20	0
Receive	28-Day MXN-TIIE	6.480	Lunar	10/22/2024		212,000	61	(639)	(578)	0	(7)
Pay	28-Day MXN-TIIE	6.710	Lunar	11/21/2024		9,100	5	24	29	0	0
Pay	28-Day MXN-TIIE	6.475	Lunar	01/23/2025		398,600	0	1,120	1,120	15	0
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025		1,137,700	994	(4,108)	(3,114)	0	(42)
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(220)	(464)	(684)	0	(10)
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	0	(238)	(238)	0	(3)
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	0	(1,324)	(1,324)	0	(14)
Pay	28-Day MXN-TIIE	6.210	Lunar	03/28/2025		656,100	0	1,525	1,525	25	0
Pay	28-Day MXN-TIIE	6.230	Lunar	04/07/2025		462,100	0	1,085	1,085	18	0
Pay	28-Day MXN-TIIE	5.443	Lunar	04/17/2025		298,300	0	262	262	11	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.440%	Lunar	05/01/2025	MXN	216,700	$0	$184	$184	$8	$0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		358,200	(20)	106	86	13	0
Receive	28-Day MXN-TIIE	4.830	Lunar	06/25/2025		23,400	0	9	9	0	(1)
Receive	28-Day MXN-TIIE	4.849	Lunar	06/25/2025		242,500	0	83	83	0	(9)
Receive	28-Day MXN-TIIE	4.775	Lunar	06/26/2025		290,100	123	19	142	0	(11)

Total Swap Agreements							$17,640	$16,410	$34,050	$1,831	$(1,657)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5,806	$1,831	$7,637	$0	$(3,201)	$(1,657)	$(4,858)

(f)

Securities with an aggregate market value of $27,528 and cash of $23,694 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin liability of $(50) for closed futures agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	12/2020		HKD	6,010	$		775	$0	$0
BOA	10/2020	$		569		HUF	170,064	0	(21)
	11/2020		EUR	705	$		825	2	(4)
	11/2020	$		1,472		EUR	1,246	1	(12)
	11/2020		ZAR	15,546	$		929	5	0
	12/2020		CNH	181,651			26,111	0	(547)
	12/2020		EUR	12,375			14,459	0	(69)
	12/2020		GBP	19,437			24,818	0	(271)
	12/2020		PLN	22,437			5,800	0	(5)
	12/2020		SGD	26,427			19,260	0	(102)
	12/2020		THB	340,083			10,732	1	0
	12/2020	$		576		IDR	8,733,675	7	0
	12/2020			9,100		MXN	198,296	0	(197)
	12/2020			19,157		PHP	946,354	318	0
BPS	10/2020		CLP	20,151,367	$		26,210	536	0
	10/2020	$		11,260		CZK	253,738	0	(265)
	10/2020			223		TRY	1,723	0	(1)
	11/2020		AUD	12,711	$		9,125	20	0
	11/2020		CAD	83,431			63,036	370	0

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2020		NZD	63,717	$		41,842	$0	$(309)
	11/2020	$		6,720		PLN	25,316	0	(170)
	11/2020			19,839		RON	82,341	0	(101)
	12/2020		AUD	69,100	$		49,442	0	(59)
	12/2020		CAD	167,200			125,308	135	(421)
	12/2020		CHF	28,625			31,112	0	(22)
	12/2020		EUR	6,000			7,046	2	0
	12/2020		GBP	86,000			111,773	767	0
	12/2020		HUF	5,046,592			16,100	0	(160)
	12/2020		KRW	19,036,462			16,068	0	(260)
	12/2020		MXN	984,483			44,100	0	(102)
	12/2020		NOK	564,000			59,836	0	(636)
	12/2020		NZD	114,000			75,412	75	(76)
	12/2020		PLN	112,872			29,200	0	(5)
	12/2020		SEK	702,000			78,182	0	(255)
	12/2020		SGD	32,115			23,500	0	(28)
	12/2020		THB	1,500,716			48,292	937	0
	12/2020	$		40,575		CAD	53,400	0	(463)
	12/2020			5,799		CHF	5,250	0	(88)
	12/2020			8,400		CNH	57,038	0	(23)
	12/2020			23,600		INR	1,745,237	0	(21)
	12/2020			17,390		KRW	20,586,905	267	0
	12/2020			31,238		MXN	682,386	16	(616)
	12/2020			24,275		NZD	36,000	0	(460)
	12/2020			7,600		PEN	26,836	0	(154)
	12/2020			7,600		PLN	28,532	0	(217)
	12/2020			11,500		ZAR	196,275	131	0
	12/2020		ZAR	229,320	$		13,600	10	0
	09/2021		JPY	100,000			957	4	0
BRC	10/2020		MXN	11,330			520	9	0
	11/2020	$		478		EUR	410	3	0
	12/2020		ILS	25,285	$		7,400	13	0
	12/2020		MYR	20,470			4,900	0	(19)
	12/2020		NOK	36,000			4,035	175	0
	12/2020	$		5,818		AUD	8,000	0	(87)
	12/2020			401		MXN	9,126	9	0
	12/2020			3,900		MYR	16,095	0	(33)
	12/2020			4,204		NOK	38,000	0	(129)
	12/2020			12,092		SEK	106,000	0	(248)
	02/2021		CZK	40,988	$		1,869	89	0
CBK	10/2020		PEN	12,312			3,446	30	0
	10/2020	$		1,227		CZK	27,760	0	(24)
	10/2020			173		HUF	54,190	2	0
	10/2020			3,474		PEN	12,312	0	(58)
	11/2020		EUR	12,914	$		15,477	321	0
	11/2020		GBP	66			87	2	0
	11/2020		PEN	25,880			7,298	117	0
	11/2020	$		362		EUR	306	0	(3)
	11/2020			104,853		GBP	80,570	0	(865)
	11/2020			105		ZAR	1,761	0	(1)
	11/2020		ZAR	63,973	$		3,813	12	0
	12/2020		BRL	57,488			10,242	50	(26)
	12/2020		CHF	10,125			11,174	162	0
	12/2020		CZK	200,976			8,800	100	(11)
	12/2020		HUF	7,915,794			26,000	510	(15)
	12/2020		ILS	42,598			12,500	55	0
	12/2020		PEN	23,735			6,600	15	0
	12/2020	$		14,400		CLP	10,947,600	0	(446)
	12/2020			4,673		KZT	2,024,400	0	(85)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2020	$		8,300		RON	34,185	$0	$(113)
	12/2020			156		RUB	12,003	0	(3)
	12/2020			2,100		ZAR	34,593	0	(50)
	02/2021			5,322		MXN	122,246	126	0
	02/2021			10,498		PEN	37,777	0	(25)
FBF	12/2020		CHF	50,875	$		55,166	0	(168)
	12/2020	$		6,800		KRW	7,970,892	36	0
GLM	10/2020		MXN	523,460	$		23,961	339	0
	10/2020	$		11,524		CZK	259,660	0	(273)
	10/2020			107		HUF	33,060	0	(1)
	11/2020		EUR	3,572	$		4,241	49	0
	11/2020		RON	573			140	2	0
	11/2020	$		86,355		SEK	756,000	0	(1,901)
	12/2020		BRL	27,987	$		4,958	0	(17)
	12/2020		KZT	816,050			1,900	51	0
	12/2020		MYR	94,139			22,335	0	(278)
	12/2020		RON	98,688			23,500	0	(134)
	12/2020		THB	474,975			15,000	12	0
	12/2020		TWD	7,205			250	0	(2)
	12/2020	$		3,955		AUD	5,400	0	(86)
	12/2020			200		BRL	1,063	0	(11)
	12/2020			6,715		CHF	6,125	0	(53)
	12/2020			13,724		GBP	10,562	0	(90)
	12/2020			15,160		INR	1,138,908	214	0
	12/2020			22,599		KRW	26,799,860	387	0
	12/2020			5,362		MXN	119,670	11	0
	12/2020			16,024		NZD	24,000	0	(148)
	12/2020			44,602		SGD	61,287	299	0
	12/2020			7,500		ZAR	126,261	0	(18)
	02/2021		PEN	91,162	$		25,351	77	0
HUS	10/2020		BRL	105,697			18,738	0	(83)
	10/2020	$		19,860		BRL	105,697	0	(1,039)
	10/2020			19,557		HUF	5,956,920	0	(344)
	10/2020			145		MXN	3,068	0	(7)
	11/2020		EUR	477	$		566	7	0
	11/2020		GBP	10,394			13,600	185	0
	11/2020	$		273		EUR	231	0	(2)
	11/2020			90,274		JPY	9,576,700	577	0
	11/2020			20		PLN	74	0	(1)
	11/2020			281		ZAR	4,811	4	0
	11/2020		ZAR	69,147	$		4,125	18	0
	12/2020		COP	7,765,480			2,000	0	(22)
	12/2020		ILS	33,259			9,722	5	0
	12/2020		THB	422,576			13,400	66	0
	12/2020	$		2,729		COP	10,011,163	0	(122)
	12/2020			792		HKD	6,144	0	0
	12/2020			3,850		NOK	34,000	0	(205)
	12/2020			43,507		THB	1,355,664	0	(729)
IND	12/2020			43,883		MYR	184,836	516	0
	02/2021		CZK	35,556	$		1,612	69	0
JPM	10/2020		TRY	11,062			1,453	26	0
	10/2020	$		24,854		CLP	19,449,146	0	(75)
	10/2020			173		CZK	3,980	0	(1)
	11/2020		GBP	185	$		241	3	(1)
	11/2020		RON	919			225	5	0
	11/2020	$		129		EUR	109	0	(1)
	11/2020			54,135		NOK	490,000	0	(1,599)
	11/2020			90,665		NZD	135,900	0	(763)
	11/2020			224		PLN	856	0	(2)

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2020	$		3,701		ZAR	62,387	$5	$0
	11/2020		ZAR	77,236	$		4,548	0	(41)
	12/2020		COP	53,363,598			14,519	621	0
	12/2020		ILS	69,315			20,278	27	0
	12/2020		PHP	214,720			4,400	0	(21)
	12/2020	$		5,300		INR	392,889	8	0
MYI	10/2020		BRL	185,781	$		33,129	48	0
	10/2020	$		32,936		BRL	185,781	145	0
	11/2020		GBP	90	$		118	2	0
	11/2020		SEK	18,115			2,091	67	0
	11/2020	$		140,023		CAD	184,320	0	(1,578)
	11/2020			12,413		PLN	46,654	0	(342)
	12/2020			55,004		JPY	5,787,500	0	(88)
RYL	12/2020		AUD	8,300	$		5,998	52	0
	12/2020	$		4,296		GBP	3,250	0	(101)
	12/2020			7,875		SEK	68,000	0	(277)
	12/2020			8,301		THB	258,060	0	(158)
SCX	10/2020			79		HUF	24,636	1	0
	10/2020			261		TRY	1,958	0	(7)
	11/2020		GBP	69	$		89	0	0
	11/2020		RON	209			51	1	0
	11/2020		SEK	260,505			30,078	977	0
	11/2020	$		45,355		AUD	62,379	0	(671)
	11/2020			69,831		CHF	63,750	0	(528)
	11/2020			777		EUR	657	0	(6)
	11/2020			1,478		ZAR	24,975	6	0
	12/2020		CLP	3,783,792	$		4,800	0	(23)
	12/2020		IDR	9,735,613			649	0	(1)
	12/2020		INR	12,419			163	0	(4)
	12/2020	$		13,000		BRL	69,103	0	(717)
	12/2020			46,316		CNH	324,271	1,271	0
	12/2020			5,200		KRW	6,075,680	11	0
	12/2020			5,157		PHP	254,291	76	0
	12/2020			4,100		ZAR	70,447	75	0
	02/2021			42,060		ILS	144,438	205	0
SOG	11/2020		ZAR	60,209	$		3,563	0	(14)
	12/2020	$		16,933		MXN	374,668	0	(120)
SSB	10/2020			14,343		BRL	80,084	0	(83)
	11/2020		BRL	80,084	$		14,332	83	0
	11/2020		EUR	89			105	1	0
	11/2020	$		772		CAD	1,033	4	0
	11/2020			20,989		EUR	17,722	0	(191)
	12/2020			4,092		AUD	5,600	0	(81)
	12/2020			6,500		SGD	8,826	0	(34)
TOR	12/2020		JPY	7,550,000	$		71,622	0	(17)
	12/2020		KRW	5,467,376			4,600	0	(89)
	12/2020		SEK	58,000			6,648	168	0
UAG	10/2020	$		108		TRY	846	1	0
	11/2020		NOK	191,100	$		21,509	1,020	0
	11/2020	$		11,239		EUR	9,485	0	(107)
	02/2021		CZK	56,383	$		2,563	116	0
	02/2021	$		135		ILS	461	0	0

Total Forward Foreign Currency Contracts								$13,353	$(21,856)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.600	10/09/2020	27,000	$2	$0
HUS	Put - OTC AUD versus USD		0.580	10/15/2020	33,300	2	0
	Put - OTC GBP versus USD		1.200	10/01/2020	38,000	5	0
	Call - OTC USD versus CAD	CAD	1.425	10/09/2020	45,000	5	0
	Call - OTC USD versus CAD		1.415	10/16/2020	47,000	5	1
JPM	Put - OTC NZD versus USD	$	0.535	10/26/2020	18,300	1	0
	Call - OTC USD versus CHF	CHF	1.035	10/13/2020	65,900	7	0
	Call - OTC USD versus NOK	NOK	12.000	10/13/2020	24,000	2	0

Total Purchased Options						$29	$1

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$647	$647	$0
	Pay	3-Month ILS-TELBOR	0.335	Annual	11/29/2024		52,800	0	131	131	0
	Pay	3-Month ILS-TELBOR	0.403	Annual	01/31/2025		67,600	0	218	218	0
	Pay	3-Month ILS-TELBOR	0.330	Annual	02/14/2025		84,900	0	180	180	0
	Pay	3-Month ILS-TELBOR	0.305	Annual	05/15/2025		83,800	0	117	117	0
	Pay	3-Month ILS-TELBOR	0.265	Annual	05/29/2025		126,000	0	96	96	0
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		6,300	9	(10)	0	(1)
	Receive	3-Month ILS-TELBOR	0.330	Annual	09/04/2025		50,500	0	(63)	0	(63)
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	15,888,200	70	458	528	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024		29,618,300	352	472	824	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		13,159,600	(169)	(279)	0	(448)
	Receive	3-Month KRW-KORIBOR	1.288	Quarterly	12/18/2024		15,566,200	0	(242)	0	(242)
	Receive	3-Month KRW-KORIBOR	1.425	Quarterly	01/28/2025		56,782,600	0	(1,232)	0	(1,232)
	Pay	3-Month KRW-KORIBOR	1.315	Quarterly	03/18/2025		78,901,900	0	1,360	1,360	0
	Receive	3-Month KRW-KORIBOR	1.372	Quarterly	03/18/2025		16,252,700	0	(316)	0	(316)
BPS	Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/17/2025	CNY	111,400	0	(103)	0	(103)
	Receive	3-Month ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	(733)	0	(733)
	Pay	3-Month ILS-TELBOR	0.480	Annual	08/09/2024		18,700	0	66	66	0

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month ILS-TELBOR	0.410%	Annual	10/18/2024	ILS	32,700	$0	$(121)	$0	$(121)
	Receive	3-Month ILS-TELBOR	0.200	Annual	03/06/2025		55,100	0	(9)	0	(9)
	Pay	3-Month ILS-TELBOR	0.375	Annual	03/13/2025		57,300	0	154	154	0
	Receive	3-Month ILS-TELBOR	0.710	Annual	03/25/2025		92,900	0	(699)	0	(699)
	Pay	3-Month ILS-TELBOR	0.285	Annual	05/19/2025		44,700	0	49	49	0
	Pay	3-Month KRW-KORIBOR	2.178	Quarterly	09/19/2023	KRW	11,882,600	0	418	418	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		27,844,000	(360)	(588)	0	(948)
	Receive	3-Month KRW-KORIBOR	1.213	Quarterly	12/18/2024		36,023,000	0	(462)	0	(462)
	Pay	3-Month KRW-KORIBOR	1.330	Quarterly	03/18/2025		17,246,200	0	307	307	0
	Pay	3-Month KRW-KORIBOR	0.975	Quarterly	06/17/2025		24,270,400	0	96	96	0
CBK	Receive	3-Month ILS-TELBOR	1.373	Annual	09/07/2023	ILS	40,976	0	(444)	0	(444)
	Pay	3-Month ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	360	360	0
	Receive	3-Month ILS-TELBOR	0.413	Annual	11/08/2024		46,700	0	(172)	0	(172)
	Pay	3-Month ILS-TELBOR	0.293	Annual	05/18/2025		85,800	0	104	104	0
	Pay	3-Month KRW-KORIBOR	1.328	Quarterly	03/18/2025	KRW	17,881,000	0	317	317	0
	Pay	3-Month KRW-KORIBOR	0.805	Quarterly	09/16/2025		26,616,300	0	(93)	0	(93)
	Pay	3-Month MYR-KLIBOR	2.020	Quarterly	09/17/2025	MYR	39,500	0	(9)	0	(9)
	Receive	3-Month MYR-KLIBOR	2.271	Quarterly	09/17/2025		56,200	0	(147)	0	(147)
	Pay	6-Month THB-THBFIX	0.970	Semi- Annual	03/18/2025	THB	858,500	0	346	346	0
GLM	Pay	3-Month ILS-TELBOR	0.967	Annual	06/19/2024	ILS	26,500	0	249	249	0
	Receive	3-Month ILS-TELBOR	0.393	Annual	01/02/2025		46,100	0	(146)	0	(146)
	Receive	3-Month ILS-TELBOR	0.650	Annual	03/26/2025		92,900	0	(618)	0	(618)
	Receive	3-Month ILS-TELBOR	0.635	Annual	03/27/2025		116,000	0	(746)	0	(746)
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		77,000	16	(28)	0	(12)
	Pay	3-Month MYR-KLIBOR	2.098	Quarterly	09/17/2025	MYR	40,400	0	26	26	0
	Pay	6-Month THB-THBFIX	0.710	Semi- Annual	09/16/2025	THB	297,300	0	(7)	0	(7)
	Pay	6-Month THB-THBFIX	0.793	Semi- Annual	09/16/2025		302,400	0	32	32	0
	Receive	6-Month THB-THBFIX(2)	0.824	Semi- Annual	12/16/2025		374,500	0	(33)	0	(33)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Pay	1-Day INR-MIBOR Compounded-OIS	5.195%	Semi- Annual	03/18/2025	INR	2,099,000	$0	$951	$951	$0
	Receive	3-Month ILS-TELBOR	1.035	Annual	03/25/2024	ILS	43,500	12	(467)	0	(455)
	Pay	3-Month ILS-TELBOR	0.350	Annual	09/18/2024		28,400	0	55	55	0
	Receive	3-Month ILS-TELBOR	0.210	Annual	08/07/2025		33,300	0	12	12	0
	Pay	3-Month ILS-TELBOR	0.286	Annual	09/11/2025		31,700	0	19	19	0
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	28,592,600	0	949	949	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		16,062,000	(130)	(417)	0	(547)
	Receive	3-Month KRW-KORIBOR	1.245	Quarterly	12/18/2024		8,311,400	0	(116)	0	(116)
IND	Receive	3-Month CNY-CNREPOFIX	1.835	Quarterly	04/10/2025	CNY	58,500	0	303	303	0
	Receive	3-Month KRW-KORIBOR	1.005	Quarterly	04/10/2025	KRW	9,109,700	0	(49)	0	(49)
JPM	Pay	3-Month CNY-CNREPOFIX	2.638	Quarterly	03/18/2025	CNY	568,900	0	32	32	0
	Pay	3-Month CNY-CNREPOFIX	2.525	Quarterly	03/20/2025		132,300	0	(84)	0	(84)
	Pay	3-Month ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	2,476	2,476	0
	Pay	3-Month KRW-KORIBOR	1.119	Quarterly	03/18/2025	KRW	42,426,700	0	407	407	0
	Pay	3-Month KRW-KORIBOR	1.240	Quarterly	03/18/2025		13,601,700	0	195	195	0
	Pay	3-Month KRW-KORIBOR	1.200	Quarterly	03/20/2025		28,741,800	0	366	366	0
SCX	Receive	3-Month CNY-CNREPOFIX	2.430	Quarterly	03/06/2025	CNY	101,500	0	124	124	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	40,658,800	390	741	1,131	0
	Pay	3-Month KRW-KORIBOR	1.160	Quarterly	10/11/2024		19,701,700	0	219	219	0
	Receive	3-Month KRW-KORIBOR	0.990	Quarterly	03/06/2025		20,616,600	0	(96)	0	(96)
	Receive	3-Month KRW-KORIBOR	0.965	Quarterly	03/27/2025		47,240,900	0	(167)	0	(167)
	Pay	3-Month MYR-KLIBOR	2.915	Quarterly	03/18/2025	MYR	111,300	0	1,028	1,028	0
	Receive	3-Month MYR-KLIBOR(2)	2.033	Quarterly	12/16/2025		89,800	0	27	27	0
	Pay	6-Month THB-THBFIX	0.843	Semi- Annual	06/17/2025	THB	260,300	0	57	57	0
	Receive	6-Month THB-THBFIX	1.018	Semi- Annual	06/17/2025		384,500	0	(190)	0	(190)
	Receive	6-Month THB-THBFIX	0.853	Semi- Annual	09/16/2025		295,700	0	(59)	0	(59)

								$190	$5,219	$14,976	$(9,567)

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Pay	BOVESPA Index	1,001	0.000%	Maturity	10/14/2020	BRL	95,849	$0	$208	$208	$0
	Receive	KOSPI2 Index	79,500,000	0.000%	Maturity	12/10/2020	KRW	24,987,576	0	(296)	0	(296)

									$0	$(88)	$208	$(296)

Total Swap Agreements									$190	$5,131	$15,184	$(9,863)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$334	$0	$4,101	$4,435	$(1,228)	$0	$(2,302)	$(3,530)	$905	$(1,180)	$(275)
BPS	3,270	0	1,090	4,360	(4,912)	0	(3,075)	(7,987)	(3,627)	1,347	(2,280)
BRC	298	0	0	298	(516)	0	0	(516)	(218)	383	165
CBK	1,502	0	1,127	2,629	(1,725)	0	(865)	(2,590)	39	67	106
DUB	0	0	0	0	0	0	0	0	0	(1,730)	(1,730)
FBF	36	0	0	36	(168)	0	0	(168)	(132)	0	(132)
GLM	1,441	0	307	1,748	(3,012)	0	(1,562)	(4,574)	(2,826)	3,336	510
GST	0	0	208	208	0	0	(296)	(296)	(88)	19	(69)
HUS	862	1	1,986	2,849	(2,554)	0	(1,118)	(3,672)	(823)	1,172	349
IND	585	0	303	888	0	0	(49)	(49)	839	(740)	99
JPM	695	0	3,476	4,171	(2,504)	0	(84)	(2,588)	1,583	(992)	591
MYI	262	0	0	262	(2,008)	0	0	(2,008)	(1,746)	2,804	1,058
RYL	52	0	0	52	(536)	0	0	(536)	(484)	440	(44)
SCX	2,623	0	2,586	5,209	(1,957)	0	(512)	(2,469)	2,740	(1,790)	950
SOG	0	0	0	0	(134)	0	0	(134)	(134)	361	227
SSB	88	0	0	88	(389)	0	0	(389)	(301)	323	22
TOR	168	0	0	168	(106)	0	0	(106)	62	(300)	(238)
UAG	1,137	0	0	1,137	(107)	0	0	(107)	1,030	(1,340)	(310)

Total Over the Counter	$13,353	$1	$15,184	$28,538	$(21,856)	$0	$(9,863)	$(31,719)

(h)

Securities with an aggregate market value of $10,401 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$4,440	$0	$1,066	$0	$300	$5,806
Swap Agreements	0	0	0	0	1,831	1,831

	$4,440	$0	$1,066	$0	$2,131	$7,637

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,353	$0	$13,353
Purchased Options	0	0	0	1	0	1
Swap Agreements	0	0	208	0	14,976	15,184

	$0	$0	$208	$13,354	$14,976	$28,538

	$4,440	$0	$1,274	$13,354	$17,107	$36,175

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$1,591	$0	$1,190	$0	$420	$3,201
Swap Agreements	0	0	0	0	1,657	1,657

	$1,591	$0	$1,190	$0	$2,077	$4,858

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,856	$0	$21,856
Swap Agreements	0	0	296	0	9,567	9,863

	$0	$0	$296	$21,856	$9,567	$31,719

	$1,591	$0	$1,486	$21,856	$11,644	$36,577

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(15,964)	$0	$(6,381)	$0	$2,759	$(19,586)
Swap Agreements	0	0	0	0	1,252	1,252

	$(15,964)	$0	$(6,381)	$0	$4,011	$(18,334)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,797	$0	$10,797
Purchased Options	0	0	0	(126)	0	(126)
Swap Agreements	0	0	(65)	0	838	773

	$0	$0	$(65)	$10,671	$838	$11,444

	$(15,964)	$0	$(6,446)	$10,671	$4,849	$(6,890)

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(17,867)	$0	$2,464	$0	$1,581	$(13,822)
Swap Agreements	0	0	0	0	1,522	1,522

	$(17,867)	$0	$2,464	$0	$3,103	$(12,300)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,122)	$0	$(23,122)
Purchased Options	0	0	0	(55)	0	(55)
Swap Agreements	0	0	(88)	0	(406)	(494)

	$0	$0	$(88)	$(23,177)	$(406)	$(23,671)

	$(17,867)	$0	$2,376	$(23,177)	$2,697	$(35,971)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$49,645	$0	$49,645
Industrials	0	46,155	0	46,155
Utilities	0	3,065	0	3,065
U.S. Government Agencies	0	21,937	0	21,937
Non-Agency Mortgage-Backed Securities	0	749	0	749
Asset-Backed Securities	0	8,402	0	8,402
Sovereign Issues	0	2,444	0	2,444
Commodities	0	41,071	0	41,071
Short-Term Instruments
Certificates of Deposit	0	3,000	0	3,000
Repurchase Agreements	0	139,818	0	139,818
U.S. Treasury Bills	0	119,509	0	119,509
U.S. Treasury Cash Management Bills	0	24,990	0	24,990

	$0	$460,785	$0	$460,785

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$247,432	$0	$0	$247,432

Total Investments	$247,432	$460,785	$0	$708,217

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,806	1,831	0	7,637
Over the counter	0	28,538	0	28,538

	$5,806	$30,369	$0	$36,175

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,151)	(1,657)	0	(4,808)
Over the counter	0	(31,719)	0	(31,719)

	$(3,151)	$(33,376)	$0	$(36,527)

Total Financial Derivative Instruments	$2,655	$(3,007)	$0	$(352)

Totals	$250,087	$457,778	$0	$707,865

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, and Class A shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2020

changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Notes to Financial Statements (Cont.)

presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2020

becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Notes to Financial Statements (Cont.)

values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at

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their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$80,865	$633	$0	$0	$2,536	$84,034	$633	$0

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$152,597	$230,718	$(220,500)	$(597)	$1,180	$163,398	$319	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables,

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home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open

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Notes to Financial Statements (Cont.)

maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the

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Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the

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Notes to Financial Statements (Cont.)

premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for

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differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value

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Notes to Financial Statements (Cont.)

of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

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Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

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Notes to Financial Statements (Cont.)

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is ”qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers,

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Notes to Financial Statements (Cont.)

including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset

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value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback

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Notes to Financial Statements (Cont.)

transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A

1.15%	0.25%	0.35%	0.45%(1)	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including

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Notes to Financial Statements (Cont.)

interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its Investment Advisory Fee for the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to July 31, 2020, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2020, were as follows (amounts in thousands†):

	Expiring Within
12 months	13-24 months	25-36 months	Total

$938	$757	$528	$2,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $236,816.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $ 777,906. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$38,863	$1,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.”

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Notes to Financial Statements (Cont.)

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$39,077	$49,581

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	20,388	$210,150	28,722		$291,764

I-2	2,263	23,433	3,020		32,170

I-3	656	6,735	473		4,846

Class A	1,040	10,604	3,337		33,812

Class C	N/A	N/A	67	(a)	650	(a)

Issued as reinvestment of distributions

Institutional Class	2,119	21,066	1,143		11,311

I-2	106	1,053	12		121

I-3	34	340	17		173

Class A	156	1,533	88		863

Class C	N/A	N/A	3	(a)	27	(a)

Cost of shares redeemed

Institutional Class	(14,436)	(150,187)	(21,776)		(221,710)

I-2	(1,486)	(15,300)	(788)		(8,193)

I-3	(199)	(2,044)	(492)		(5,137)

Class A	(2,142)	(21,354)	(3,713)		(36,840)

Class C	N/A	N/A	(223	)(a)	(2,115	)(a)

Net increase (decrease) resulting from Fund share transactions	8,499	$86,029	9,890		$101,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on February 7, 2020.

62	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2020

As of September 30, 2020, one shareholders owned 10% or more of the Fund’s total outstanding shares comprising 21% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment advisor and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on September 20, 2013, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 32.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Notes to Financial Statements (Cont.)

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

64	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2020

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$730,223	$113,334	$(97,233)	$16,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RYL	NatWest Markets Plc
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:
AUD	Australian Dollar	KZT	Kazakhstani Tenge
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	ICE	IntercontinentalExchange®
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BOVESPA	Brazil Bovespa Index	NASDAQ	National Asscociation of Securities Dealers Automated Quotations
BRENT	Brent Crude	S&P 500	Standard & Poor’s 500 Index
CAC	Cotation Assistée en Continu	SOFRRATE	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index
FTSE/JSE	South African Performance Index	TOPIX	Tokyo Price Index
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	ULSD	Ultra-Low Sulfur Diesel
IBR	Indicador Bancario de Referencia	US0003M	3 Month USD Swap Rate
KOSPI	Korea Composite Stock Price Index	VSTOXX	Euro Stoxx 50 Volatility Index
MEXBOL	Mexico Bolsa IPC Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	NCUA	National Credit Union Administration
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CHILIBOR	Chile Interbank Offered Rate	oz.	Ounce
EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate	SOR	Swap Offer Rate
JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
KLIBOR	Kuala Lumpur Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

68	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

70	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

72	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

76	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4017SAR_093020

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Total Return Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 118.1%
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%
Altice France S.A.
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		$11,692	$11,379
American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		31,800	31,748
Boeing Co.
TBD% - 1.520% (LIBOR03M + 1.250%) due 02/07/2022 ~		40,100	39,148
Encina Private Credit LLC
TBD% - 4.627% (LIBOR03M + 3.627%) due 11/30/2025 «~µ		32,100	32,100
GHH Holdings Ltd.
1.965% (BP0003M + 1.850%) due 12/04/2024 «~(l)	GBP	50,000	61,446
HCA, Inc.
1.897% (LIBOR03M + 1.750%) due 03/13/2025 ~		$2,893	2,887
Hotel (PL Property) Ltd.
1.982% (BP0003M + 1.900%) due 02/07/2023 «~(l)	GBP	36,000	45,867
KRE Broadway Owner LLC
2.200% (LIBOR03M + 1.700%) due 08/10/2023 «~		$100,000	99,344
Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~		2,758	2,662
NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		3,430	3,387
Pacific Gas & Electric Co.
2.188% (LIBOR03M + 2.000%) due 06/30/2021 ~		15,600	15,373
2.438% (LIBOR03M + 2.250%) due 01/03/2022 ~		15,600	15,353
PKY- San Felipe Plaza LP
TBD% - 3.550% (LIBOR03M + 2.050%) due 12/09/2021 «~µ(l)		122,000	121,823
Project Bull
2.151% (LIBOR03M + 2.000%) due 03/11/2021 «~		69,221	69,252
Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		68,100	68,049
Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	32,750	37,977
State of Qatar
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		$73,000	73,073
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		19,200	19,296
T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~		27,731	27,743
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(l)	EUR	169,801	190,139
Toyota Motor Credit Corp.
1.063% (LIBOR03M + 0.830%) due 03/29/2021 «~		$59,800	59,715
Verifone Systems, Inc.
4.253% (LIBOR03M + 4.000%) due 08/20/2025 ~		9,236	8,329

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wyndham Hotels & Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 05/30/2025 ~		$1,470	$1,420

Total Loan Participations and Assignments (Cost $1,051,068)			1,037,510

CORPORATE BONDS & NOTES 36.7%
BANKING & FINANCE 20.3%
AerCap Ireland Capital DAC
2.875% due 08/14/2024		22,600	21,785
3.500% due 01/15/2025		10,450	10,184
3.950% due 02/01/2022		200	203
4.450% due 10/01/2025		24,500	24,592
4.450% due 04/03/2026		3,900	3,887
4.625% due 07/01/2022		1,115	1,145
4.875% due 01/16/2024		1,000	1,036
AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~		9,800	9,812
3.200% due 09/16/2040		10,600	10,972
AIB Group PLC
4.263% due 04/10/2025 •		4,000	4,306
4.750% due 10/12/2023		1,100	1,197
AIG Global Funding
2.300% due 07/01/2022		10,800	11,146
Aircastle Ltd.
5.500% due 02/15/2022		2,500	2,557
Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033		1,300	1,273
3.375% due 08/15/2031		3,700	4,176
3.450% due 04/30/2025		15,990	17,845
3.950% due 01/15/2028		600	691
4.000% due 01/15/2024		1,500	1,651
4.900% due 12/15/2030		2,300	2,902
Allstate Corp.
0.848% (US0003M + 0.630%) due 03/29/2023 ~		1,400	1,411
Ambac LSNI LLC
6.000% due 02/12/2023 •		30,978	31,016
American Campus Communities Operating Partnership LP
3.300% due 07/15/2026		1,600	1,715
3.875% due 01/30/2031		3,400	3,721
American Express Co.
0.849% (US0003M + 0.600%) due 11/05/2021 ~		35,300	35,454
0.873% (US0003M + 0.620%) due 05/20/2022 ~		42,500	42,773
2.500% due 07/30/2024		14,500	15,395
3.400% due 02/27/2023		27,400	29,184
3.700% due 08/03/2023		11,700	12,683
American Homes 4 Rent LP
4.250% due 02/15/2028		6,678	7,575
4.900% due 02/15/2029		53,900	64,333
American International Group, Inc.
2.500% due 06/30/2025		8,560	9,162
3.750% due 07/10/2025		15,500	17,382
4.875% due 06/01/2022		15	16
5.750% due 04/01/2048 •		3,500	3,821
American Tower Corp.
1.300% due 09/15/2025		11,300	11,437
2.100% due 06/15/2030		11,000	11,135
2.250% due 01/15/2022		8,000	8,185
2.400% due 03/15/2025		700	742
2.750% due 01/15/2027		23,000	24,819
3.000% due 06/15/2023		5,753	6,095
3.375% due 05/15/2024		2,600	2,817
3.375% due 10/15/2026		4,165	4,615
3.950% due 03/15/2029		1,000	1,152
Andrew W Mellon Foundation
0.947% due 08/01/2027		17,300	17,321
Aon Corp.
2.800% due 05/15/2030		23,300	25,218
Atrium European Real Estate Ltd.
3.000% due 09/11/2025	EUR	28,200	32,114
AvalonBay Communities, Inc.
2.300% due 03/01/2030		$8,740	9,304
2.450% due 01/15/2031		29,700	31,803
Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~		17,500	17,124
2.875% due 01/20/2022		12,453	12,360
3.500% due 11/01/2027		1,000	896
3.875% due 05/01/2023		94,486	93,568
4.125% due 08/01/2025		28,900	27,711
4.375% due 01/30/2024		3,800	3,780
4.875% due 10/01/2025		3,800	3,744
7.125% due 10/15/2020		4,900	4,914
Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		43,800	41,641

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 05/15/2024		$672	$676
5.500% due 01/15/2023		9,406	9,500
Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023		20,900	20,890
Banco BTG Pactual S.A.
4.500% due 01/10/2025		3,000	3,068
Banco Santander Chile
2.700% due 01/10/2025		200	211
Banco Santander S.A.
1.346% (US0003M + 1.090%) due 02/23/2023 ~		10,000	10,026
2.746% due 05/28/2025		9,900	10,419
3.848% due 04/12/2023		2,200	2,351
Bank of America Corp.
0.981% due 09/25/2025 •		29,400	29,416
1.038% (US0003M + 0.790%) due 03/05/2024 ~		89,950	90,361
1.264% (US0003M + 1.000%) due 04/24/2023 ~		44,500	44,950
1.486% due 05/19/2024 •		47,700	48,548
3.419% due 12/20/2028 •		65,457	73,003
3.550% due 03/05/2024 •		52,500	55,953
3.864% due 07/23/2024 •		62,400	67,619
4.125% due 01/22/2024		18,699	20,724
Banque Federative du Credit Mutuel S.A.
1.232% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,825
3.750% due 07/20/2023		27,900	30,295
Barclays Bank PLC
7.625% due 11/21/2022 (k)		140,120	154,176
10.000% due 05/21/2021	GBP	3,100	4,221
10.179% due 06/12/2021		$224,752	236,485
Barclays PLC
1.710% (US0003M + 1.430%) due 02/15/2023 ~		72,100	72,475
1.898% (US0003M + 1.625%) due 01/10/2023 ~		46,000	46,341
2.353% (US0003M + 2.110%) due 08/10/2021 ~		63,700	64,778
2.852% due 05/07/2026 •		48,600	50,511
3.125% due 01/17/2024	GBP	200	272
3.684% due 01/10/2023		$50,900	52,493
4.610% due 02/15/2023 •		98,800	103,447
6.375% due 12/15/2025 •(j)(k)	GBP	1,100	1,410
7.750% due 09/15/2023 •(j)(k)		$17,400	17,987
7.875% due 09/15/2022 •(j)(k)	GBP	5,900	7,788
8.000% due 12/15/2020 •(j)(k)	EUR	35,107	41,650
BBVA Bancomer S.A.
6.500% due 03/10/2021		$28,705	29,322
BBVA USA
0.980% (US0003M + 0.730%) due 06/11/2021 ~		72,350	72,578
2.500% due 08/27/2024		28,800	29,983
BGC Partners, Inc.
4.375% due 12/15/2025		4,500	4,597
5.125% due 05/27/2021		10,700	10,873
5.375% due 07/24/2023		31,500	33,486
Block Financial LLC
3.875% due 08/15/2030		8,300	8,354
BNP Paribas S.A.
1.904% due 09/30/2028 •		50,700	50,550
2.219% due 06/09/2026 •		30,500	31,503
2.819% due 11/19/2025 •		9,300	9,820
3.500% due 03/01/2023		15,800	16,758
4.705% due 01/10/2025 •		138,200	153,121
5.198% due 01/10/2030 •		35,300	43,553
7.625% due 03/30/2021 •(j)(k)		1,400	1,425
Boston Properties LP
2.900% due 03/15/2030		5,250	5,489
3.200% due 01/15/2025		2,180	2,364
3.250% due 01/30/2031		9,400	10,150
3.400% due 06/21/2029		54,500	59,390
3.650% due 02/01/2026		12,100	13,464
4.500% due 12/01/2028		6,600	7,785
BPCE S.A.
4.000% due 09/12/2023		77,000	83,740

2	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Brandywine Operating Partnership LP
3.950% due 11/15/2027		$12,900	$13,403
4.550% due 10/01/2029		17,900	19,008
Brixmor Operating Partnership LP
3.250% due 09/15/2023		5,900	6,114
3.900% due 03/15/2027		3,090	3,273
4.050% due 07/01/2030		29,100	31,269
4.125% due 06/15/2026		8,500	9,267
Brookfield Finance, Inc.
4.000% due 04/01/2024		1,600	1,763
4.350% due 04/15/2030		19,900	23,196
Brown & Brown, Inc.
2.375% due 03/15/2031		3,900	3,944
Camden Property Trust
2.800% due 05/15/2030		4,848	5,282
Canadian Imperial Bank of Commerce
0.950% due 06/23/2023		22,100	22,311
Capital One Financial Corp.
0.718% (US0003M + 0.450%) due 10/30/2020 ~		58,200	58,200
4.250% due 04/30/2025		50,980	57,909
Carlyle Finance LLC
5.650% due 09/15/2048		2,660	3,448
CBL & Associates LP
5.950% due 12/15/2026 ^(e)		11,173	4,221
CC Holdings GS LLC
3.849% due 04/15/2023		2,700	2,909
CIT Group, Inc.
4.125% due 03/09/2021		2,000	2,005
Citibank N.A.
2.844% due 05/20/2022 •		17,400	17,670
3.650% due 01/23/2024		1,500	1,644
Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~		72,200	72,918
1.269% (US0003M + 1.023%) due 06/01/2024 ~		30,500	30,675
1.475% (US0003M + 1.250%) due 07/01/2026 ~		7,050	7,164
1.676% (US0003M + 1.430%) due 09/01/2023 ~		4,626	4,705
1.678% due 05/15/2024 •		134,500	137,899
2.572% due 06/03/2031 •(l)		39,200	41,291
2.876% due 07/24/2023 •		5,913	6,139
3.200% due 10/21/2026		2,800	3,091
3.887% due 01/10/2028 •		13,000	14,720
4.044% due 06/01/2024 •		3,855	4,168
CNA Financial Corp.
2.050% due 08/15/2030		5,600	5,567
CNH Industrial Capital LLC
3.875% due 10/15/2021		200	206
Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		14,700	14,621
2.625% due 07/22/2024		29,800	31,830
3.875% due 09/26/2023		28,550	31,248
4.375% due 08/04/2025		23,800	26,987
6.625% due 06/29/2021 •(j)(k)	EUR	57,800	70,037
Corporate Office Properties LP
2.250% due 03/15/2026		$5,390	5,457
5.000% due 07/01/2025		28,500	32,157
CPI Property Group S.A.
1.450% due 04/14/2022	EUR	15,500	18,246
1.625% due 04/23/2027		28,900	32,840
2.125% due 10/04/2024		200	240
4.750% due 03/08/2023		$7,300	7,768
Credit Agricole S.A.
1.907% due 06/16/2026 •		19,000	19,458
Credit Suisse AG
6.500% due 08/08/2023 (k)		14,900	16,927
Credit Suisse Group AG
2.193% due 06/05/2026 •		53,250	55,069
2.593% due 09/11/2025 •		23,800	24,849
2.997% due 12/14/2023 •		1,200	1,250
3.574% due 01/09/2023		3,400	3,519

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.207% due 06/12/2024 •		$6,500	$7,032
6.250% due 12/18/2024 •(j)(k)		3,300	3,546
7.125% due 07/29/2022 •(j)(k)		1,400	1,458
7.250% due 09/12/2025 •(j)(k)		1,800	1,952
7.500% due 12/11/2023 •(j)(k)		10,000	10,944
Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~		154,250	156,046
3.125% due 12/10/2020		25,300	25,433
3.450% due 04/16/2021		36,000	36,607
3.750% due 03/26/2025		45,535	50,511
3.800% due 09/15/2022		139,429	147,456
3.800% due 06/09/2023		86,950	93,601
4.550% due 04/17/2026		1,900	2,215
Crown Castle International Corp.
3.150% due 07/15/2023		3,400	3,617
5.250% due 01/15/2023		21,641	23,791
CubeSmart LP
4.000% due 11/15/2025		1,700	1,909
4.800% due 07/15/2022		2,200	2,335
CyrusOne LP
1.450% due 01/22/2027	EUR	6,000	6,998
3.450% due 11/15/2029		$4,826	5,237
Daiwa Securities Group, Inc.
3.129% due 04/19/2022		40,300	41,651
Danske Bank A/S
1.171% due 12/08/2023 •		8,900	8,905
1.621% due 09/11/2026 •		9,200	9,131
5.000% due 01/12/2022		36,900	38,778
5.375% due 01/12/2024		2,611	2,940
Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,200	2,580
0.162% (EUR003M + 0.650%) due 09/10/2021 ~		5,400	6,321
1.073% (US0003M + 0.815%) due 01/22/2021 ~		$103,600	103,606
1.470% (US0003M + 1.190%) due 11/16/2022 ~		84,300	83,060
1.539% (US0003M + 1.290%) due 02/04/2021 ~		39,300	39,345
1.750% due 01/17/2028	EUR	3,200	3,779
2.222% due 09/18/2024 •		$36,300	36,564
3.150% due 01/22/2021		1,575	1,585
3.300% due 11/16/2022		12,700	13,142
3.375% due 05/12/2021		34,900	35,371
3.547% due 09/18/2031 •		47,150	47,479
3.950% due 02/27/2023		81,200	85,343
3.961% due 11/26/2025 •		141,850	150,949
4.250% due 02/04/2021		76,000	76,811
4.250% due 10/14/2021		255,400	262,674
5.000% due 02/14/2022		36,800	38,510
Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	254
Digital Realty Trust LP
3.600% due 07/01/2029		$26,710	30,671
4.450% due 07/15/2028		45,490	54,223
4.750% due 10/01/2025		8,500	9,952
Discover Bank
2.450% due 09/12/2024		19,200	20,264
Diversified Healthcare Trust
9.750% due 06/15/2025		35,600	39,878
DNB Bank ASA
1.127% due 09/16/2026 •		15,200	15,173
Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		1,336	1,203
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		69	62
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	17,397	20,308
Empower Finance LP
1.357% due 09/17/2027		$14,400	14,366
1.776% due 03/17/2031		4,100	4,103
EPR Properties
3.750% due 08/15/2029		13,100	11,429
4.950% due 04/15/2028		16,780	16,222
Equinix, Inc.
1.000% due 09/15/2025 (c)		65,700	65,163
1.550% due 03/15/2028 (c)		12,200	12,209

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.625% due 11/18/2024		$2,400	$2,554
3.200% due 11/18/2029		4,600	5,078
Equitable Holdings, Inc.
3.900% due 04/20/2023		4,950	5,321
4.350% due 04/20/2028		100	114
5.000% due 04/20/2048		1,800	2,127
ERP Operating LP
2.500% due 02/15/2030		32,200	34,226
2.850% due 11/01/2026		8,800	9,744
3.375% due 06/01/2025		200	222
Essex Portfolio LP
1.650% due 01/15/2031		5,665	5,529
3.250% due 05/01/2023		1,600	1,686
3.375% due 04/15/2026		1,380	1,535
3.500% due 04/01/2025		6,100	6,707
European Bank for Reconstruction & Development
1.625% due 09/27/2024		11,500	12,082
European Investment Bank
2.875% due 06/13/2025		4,540	5,063
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	8,335
FCE Bank PLC
0.869% due 09/13/2021	EUR	3,700	4,261
1.875% due 06/24/2021		4,800	5,591
Federal Realty Investment Trust
3.250% due 07/15/2027		$1,200	1,276
3.500% due 06/01/2030		13,700	14,854
3.950% due 01/15/2024		11,100	12,034
Fidelity National Financial, Inc.
2.450% due 03/15/2031		4,900	4,867
3.400% due 06/15/2030		3,000	3,231
First American Financial Corp.
4.000% due 05/15/2030		8,290	9,148
Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	9,400	10,837
0.000% due 12/01/2021 •		6,300	7,140
0.000% due 12/07/2022 •		16,800	18,581
0.223% due 12/01/2024 •		300	308
0.681% (US0003M + 0.430%) due 11/02/2020 ~		$1,100	1,097
1.146% (US0003M + 0.880%) due 10/12/2021 ~		2,132	2,049
1.331% (US0003M + 1.080%) due 08/03/2022 ~		700	663
1.503% (US0003M + 1.270%) due 03/28/2022 ~		14,057	13,429
1.515% (US0003M + 1.235%) due 02/15/2023 ~		21,000	19,331
1.744% due 07/19/2024	EUR	400	439
2.343% due 11/02/2020		$14,445	14,463
2.826% (US0003M + 2.550%) due 01/07/2021 ~		36,380	36,251
3.021% due 03/06/2024	EUR	11,000	12,679
3.087% due 01/09/2023		$54,600	53,616
3.096% due 05/04/2023		19,050	18,650
3.200% due 01/15/2021		47,637	47,655
3.336% due 03/18/2021		49,000	49,088
3.350% due 11/01/2022		15,300	15,091
3.370% due 11/17/2023		52,500	51,811
3.416% (US0003M + 3.140%) due 01/07/2022 ~		24,200	23,905
3.550% due 10/07/2022		79,900	79,251
3.664% due 09/08/2024		1,100	1,078
4.134% due 08/04/2025		5,000	4,961
4.542% due 08/01/2026		9,200	9,176
5.113% due 05/03/2029		7,650	7,870
5.125% due 06/16/2025		40,500	41,816
5.584% due 03/18/2024		79,410	82,712
5.596% due 01/07/2022		119,000	121,975
5.875% due 08/02/2021		5,500	5,613
GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,772
GATX Corp.
4.000% due 06/30/2030		40,900	47,178

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GE Capital Funding LLC
3.450% due 05/15/2025		$65,900	$70,591
4.050% due 05/15/2027		76,250	82,249
4.400% due 05/15/2030		34,250	36,886
4.550% due 05/15/2032		77,000	82,977
GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025		1,600	1,709
4.418% due 11/15/2035		26,600	28,174
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	800	1,100
General Motors Financial Co., Inc.
0.057% due 03/26/2022 •	EUR	42,000	48,784
0.789% (US0003M + 0.540%) due 11/06/2020 ~		$202,800	202,768
2.450% due 11/06/2020		202,800	203,128
3.550% due 07/08/2022		76,500	79,154
4.200% due 03/01/2021		10,999	11,134
4.200% due 11/06/2021		15,850	16,368
5.100% due 01/17/2024		33,080	36,198
5.200% due 03/20/2023		40,600	44,078
Glitnir Banki HF
0.000% due 12/31/2030 «(h)	EUR	27	0
Globe Life, Inc.
2.150% due 08/15/2030		$12,500	12,592
GLP Capital LP
3.350% due 09/01/2024		4,800	4,886
4.000% due 01/15/2030		19,300	20,011
4.000% due 01/15/2031		2,800	2,920
5.250% due 06/01/2025		4,090	4,451
5.300% due 01/15/2029		2,500	2,791
5.375% due 04/15/2026		1,500	1,665
Goldman Sachs Group, Inc.
1.006% (US0003M + 0.750%) due 02/23/2023 ~		64,700	64,948
1.041% (US0003M + 0.780%) due 10/31/2022 ~		9,200	9,241
1.264% (US0003M + 1.000%) due 07/24/2023 ~		4,800	4,828
1.355% (US0003M + 1.110%) due 04/26/2022 ~		12,700	12,754
1.450% (US0003M + 1.170%) due 05/15/2026 ~		4,700	4,750
2.876% due 10/31/2022 •		33,900	34,721
3.200% due 02/23/2023		41,600	44,061
3.500% due 01/23/2025		1,300	1,428
3.750% due 05/22/2025		1,000	1,112
3.850% due 07/08/2024		16,113	17,716
4.000% due 03/03/2024		4,161	4,580
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	11,060
Great-West Lifeco U.S. Finance LP
0.904% due 08/12/2025		16,300	16,279
GSPA Monetization Trust
6.422% due 10/09/2029		15,001	16,782
Hanover Insurance Group, Inc.
2.500% due 09/01/2030		2,590	2,663
Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		12,100	12,145
3.550% due 05/21/2021		32,500	32,986
HAT Holdings LLC
3.750% due 09/15/2030		15,355	15,470
Healthcare Realty Trust, Inc.
2.050% due 03/15/2031 (c)		3,100	3,066
Healthcare Trust of America Holdings LP
2.000% due 03/15/2031		7,900	7,752
3.100% due 02/15/2030		2,800	3,015
3.500% due 08/01/2026		8,200	9,137
Healthpeak Properties, Inc.
2.875% due 01/15/2031		5,000	5,307
3.250% due 07/15/2026		1,090	1,218
Highwoods Realty LP
3.050% due 02/15/2030		600	621
4.200% due 04/15/2029		3,600	4,045
Host Hotels & Resorts LP
3.375% due 12/15/2029		7,600	7,113
3.500% due 09/15/2030		3,300	3,174
3.750% due 10/15/2023		40	41
HSBC Holdings PLC
1.500% due 12/04/2024 •	EUR	600	729
3.033% due 11/22/2023 •		$13,950	14,560
5.875% due 09/28/2026 •(j)(k)	GBP	16,600	21,693

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hudson Pacific Properties LP
3.250% due 01/15/2030		$23,300	$24,136
4.650% due 04/01/2029		4,500	5,138
ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~		500	507
1.368% (US0003M + 1.150%) due 03/29/2022 ~		12,100	12,220
1.400% due 07/01/2026 •		30,900	31,296
3.150% due 03/29/2022		2,300	2,387
4.100% due 10/02/2023		5,600	6,146
6.875% due 04/16/2022 •(j)(k)		400	418
Intercontinental Exchange, Inc.
1.850% due 09/15/2032		5,700	5,685
2.100% due 06/15/2030		14,200	14,708
2.350% due 09/15/2022		1,100	1,139
3.000% due 06/15/2050		5,500	5,795
3.750% due 12/01/2025		1,300	1,469
Intesa Sanpaolo SpA
3.250% due 09/23/2024		41,900	44,257
Jackson National Life Global Funding
2.375% due 09/15/2022		42,700	44,173
2.500% due 06/27/2022		4,000	4,135
JPMorgan Chase & Co.
1.145% (US0003M + 0.900%) due 04/25/2023 ~		42,500	42,860
1.146% (US0003M + 0.890%) due 07/23/2024 ~		99,100	99,969
1.494% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,117
1.514% due 06/01/2024 •		29,900	30,559
2.182% due 06/01/2028 •		59,650	62,326
2.700% due 05/18/2023		1,400	1,479
2.739% due 10/15/2030 •		5,800	6,254
3.797% due 07/23/2024 •		23,990	26,004
Kilroy Realty LP
2.500% due 11/15/2032		4,800	4,687
3.050% due 02/15/2030		6,700	7,016
4.250% due 08/15/2029		2,100	2,382
4.375% due 10/01/2025		2,900	3,205
Kimco Realty Corp.
1.900% due 03/01/2028		12,000	11,870
2.700% due 03/01/2024		10,400	10,901
3.300% due 02/01/2025		9,200	9,978
KKR Group Finance Co. LLC
3.500% due 08/25/2050		18,600	18,997
3.750% due 07/01/2029		5,700	6,558
Kookmin Bank
4.500% due 02/01/2029 (k)		2,700	3,131
Lazard Group LLC
4.375% due 03/11/2029		3,700	4,248
4.500% due 09/19/2028		8,200	9,493
Lexington Realty Trust
2.700% due 09/15/2030		2,900	2,961
Life Storage LP
2.200% due 10/15/2030		3,400	3,401
4.000% due 06/15/2029		500	568
Lifestorage LP
3.500% due 07/01/2026		11,800	13,116
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		12,507	15,278
Lloyds Bank PLC
7.500% due 04/02/2032 þ		43,800	36,478
Lloyds Banking Group PLC
1.000% due 11/09/2023	EUR	13,500	16,219
1.027% (US0003M + 0.800%) due 06/21/2021 ~		$41,100	41,268
1.490% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	7,052
2.858% due 03/17/2023 •		$63,200	64,994
2.907% due 11/07/2023 •		5,300	5,512
3.500% due 04/01/2026 •	EUR	6,500	8,573
3.900% due 03/12/2024		$9,900	10,787
4.000% due 03/07/2025	AUD	22,100	17,261
4.050% due 08/16/2023		$9,600	10,423
4.375% due 03/22/2028		1,000	1,160
4.947% due 06/27/2025 •(j)(k)	EUR	1,900	2,210
7.625% due 06/27/2023 •(j)(k)	GBP	50,000	67,255
Loews Corp.
3.200% due 05/15/2030		$7,800	8,731
Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,900	7,072
1.625% due 07/15/2027		7,200	8,656
2.250% due 05/13/2025		41,100	50,864
3.250% due 11/13/2028		10,900	14,527
Manulife Financial Corp.
2.484% due 05/19/2027		$40,200	43,036

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Marsh & McLennan Cos., Inc.
3.500% due 03/10/2025		$4,000	$4,424
Metropolitan Life Global Funding
0.950% due 07/02/2025		11,850	11,969
2.400% due 06/17/2022		4,700	4,857
3.375% due 01/11/2022		12,800	13,287
3.450% due 12/18/2026		16,000	18,307
3.600% due 01/11/2024		13,000	14,241
Mid-America Apartments LP
1.700% due 02/15/2031		7,600	7,502
2.750% due 03/15/2030		4,100	4,424
3.950% due 03/15/2029		14,700	17,035
4.200% due 06/15/2028		1,300	1,512
4.300% due 10/15/2023		100	109
Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •		23,100	23,117
0.981% (US0003M + 0.740%) due 03/02/2023 ~		102,700	103,259
1.412% due 07/17/2025		23,000	23,321
2.527% due 09/13/2023		6,800	7,198
2.623% due 07/18/2022		12,200	12,653
2.801% due 07/18/2024		63,800	68,180
3.407% due 03/07/2024		1,338	1,454
3.455% due 03/02/2023		101,100	107,703
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		3,785	3,837
2.652% due 09/19/2022		5,680	5,854
3.406% due 02/28/2022		6,300	6,503
Mizuho Financial Group, Inc.
1.038% (US0003M + 0.790%) due 03/05/2023 ~		110,100	110,916
1.241% due 07/10/2024 •		21,300	21,480
1.263% (US0003M + 0.990%) due 07/10/2024 ~		23,500	23,733
1.979% due 09/08/2031 •		20,800	20,608
2.201% due 07/10/2031 •		27,900	28,273
2.555% due 09/13/2025 •		40,700	42,809
3.549% due 03/05/2023		109,700	117,226
3.922% due 09/11/2024 •		68,600	74,621
Morgan Stanley
1.452% (US0003M + 1.180%) due 01/20/2022 ~		10,600	10,631
1.664% (US0003M + 1.400%) due 10/24/2023 ~		5,500	5,591
2.720% due 07/22/2025 •		32,100	34,129
3.125% due 07/27/2026		300	332
3.737% due 04/24/2024 •		25,200	27,134
MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,400	1,806
3.692% due 06/05/2028		3,500	4,562
National Australia Bank Ltd.
3.625% due 06/20/2023		$17,000	18,448
National Retail Properties, Inc.
2.500% due 04/15/2030		5,000	4,998
National Securities Clearing Corp.
1.200% due 04/23/2023		15,500	15,783
Nationwide Building Society
3.766% due 03/08/2024 •		140,400	149,310
3.960% due 07/18/2030 •		36,800	41,573
4.363% due 08/01/2024 •		19,720	21,396
Natwest Group PLC
0.750% due 11/15/2025 •	EUR	7,609	8,878
1.750% (US0003M + 1.470%) due 05/15/2023 ~		$900	904
1.775% (US0003M + 1.550%) due 06/25/2024 ~		42,800	43,008
2.000% due 03/08/2023 •	EUR	7,100	8,512
2.500% due 03/22/2023		6,500	8,011
3.073% due 05/22/2028 •		$27,400	28,839
3.498% due 05/15/2023 •		6,500	6,734
3.875% due 09/12/2023		69,750	74,972
4.519% due 06/25/2024 •		38,700	41,741
4.892% due 05/18/2029 •		21,100	24,561
8.000% due 08/10/2025 •(j)(k)		1,200	1,335
8.625% due 08/15/2021 •(j)(k)		30,400	31,227
Natwest Markets PLC
0.625% due 03/02/2022	EUR	6,200	7,308
Navient Corp.
5.000% due 10/26/2020		$1,200	1,202
5.875% due 03/25/2021		700	706

4	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.150% due 03/10/2021	$2,200	$2,197
6.625% due 07/26/2021	1,500	1,525
7.250% due 01/25/2022	500	515
New York Life Insurance Co.
3.750% due 05/15/2050	5,600	6,328
Nissan Motor Acceptance Corp.
0.857% (US0003M + 0.630%) due 09/21/2021 ~	8,693	8,612
0.923% due 09/28/2022 •	6,792	6,606
1.156% (US0003M + 0.890%) due 01/13/2022 ~	16,983	16,789
1.900% due 09/14/2021	7,640	7,674
2.600% due 09/28/2022	12,422	12,551
2.650% due 07/13/2022	6,900	6,976
3.150% due 03/15/2021	5,200	5,243
3.450% due 03/15/2023	200	205
3.650% due 09/21/2021	3,302	3,369
3.875% due 09/21/2023	2,600	2,695
Nomura Holdings, Inc.
1.851% due 07/16/2025	53,200	54,210
2.679% due 07/16/2030	9,500	9,803
NongHyup Bank
1.250% due 07/20/2025	7,400	7,480
Nordea Bank Abp
3.750% due 08/30/2023	2,100	2,266
NTT Finance Corp.
1.900% due 07/21/2021	10,400	10,532
Nuveen Finance LLC
4.125% due 11/01/2024	5,475	6,180
Old Republic International Corp.
3.875% due 08/26/2026	2,850	3,244
Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	14,300	14,503
4.375% due 08/01/2023	200	215
5.250% due 01/15/2026	33,200	36,306
OneMain Finance Corp.
6.125% due 05/15/2022	35,620	37,045
6.875% due 03/15/2025	41,090	45,674
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	1,400	1,434
4.125% due 02/01/2029	4,700	5,327
Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~	53,400	53,460
Pacific Life Global Funding
1.200% due 06/24/2025	7,800	7,895
Pacific LifeCorp
3.350% due 09/15/2050	7,000	7,035
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	930	926
4.500% due 03/15/2023	5,188	5,150
5.250% due 08/15/2022	9,300	9,341
5.500% due 02/15/2024	3,350	3,373
Physicians Realty LP
3.950% due 01/15/2028	3,900	4,067
Piedmont Operating Partnership LP
3.150% due 08/15/2030	21,100	20,717
Pinnacol Assurance
8.625% due 06/25/2034 «(l)	15,000	16,553
Piper Jaffray Cos.
4.740% due 10/15/2021	8,900	8,900
5.200% due 10/15/2023	14,000	14,035
PNC Bank N.A.
0.708% (US0003M + 0.450%) due 07/22/2022 ~	24,000	24,070
Principal Life Global Funding
1.250% due 06/23/2025	4,600	4,684
Prologis LP
1.250% due 10/15/2030	4,300	4,203
Protective Life Global Funding
3.104% due 04/15/2024	38,900	42,021
Prudential PLC
3.125% due 04/14/2030	6,900	7,694
Public Storage
2.370% due 09/15/2022	13,900	14,392
QNB Finance Ltd.
1.703% (US0003M + 1.450%) due 08/11/2021 ~	26,200	26,363
Quicken Loans LLC
5.250% due 01/15/2028	9,600	10,133
Realty Income Corp.
3.250% due 10/15/2022	4,600	4,828
3.250% due 01/15/2031	15,300	16,892
3.875% due 04/15/2025	2,800	3,175

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Regency Centers LP
3.700% due 06/15/2030		$11,480	$12,619
Reinsurance Group of America, Inc.
3.150% due 06/15/2030		6,300	6,870
Reliance Standard Life Global Funding
2.625% due 07/22/2022		12,100	12,464
Santander Holdings USA, Inc.
3.244% due 10/05/2026		800	857
3.400% due 01/18/2023		3,400	3,561
3.450% due 06/02/2025		22,500	24,037
Santander UK Group Holdings PLC
2.875% due 08/05/2021		53,739	54,856
3.125% due 01/08/2021		7,900	7,957
Santander UK PLC
3.750% due 11/15/2021		30,400	31,481
SBA Tower Trust
1.884% due 07/15/2050		24,900	25,533
2.328% due 07/15/2052		8,700	8,878
Scentre Group Trust
3.500% due 02/12/2025		1,000	1,061
3.625% due 01/28/2026		14,500	15,535
4.375% due 05/28/2030		60,250	67,688
Service Properties Trust
4.250% due 02/15/2021		3,367	3,359
4.350% due 10/01/2024		11,200	10,155
4.375% due 02/15/2030		300	250
4.650% due 03/15/2024		700	652
4.750% due 10/01/2026		31,200	27,882
4.950% due 02/15/2027		1,400	1,249
4.950% due 10/01/2029		12,800	11,000
Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (k)		18,500	20,841
Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		22,000	22,038
Simon Property Group LP
2.000% due 09/13/2024		33,200	34,252
2.450% due 09/13/2029		39,500	39,174
2.750% due 06/01/2023		5,600	5,864
3.375% due 12/01/2027		4,600	4,923
SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~		2,100	2,085
SL Green Realty Corp.
4.500% due 12/01/2022		850	887
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		5,700	5,749
4.125% due 07/15/2023		1,300	1,375
Societe Generale S.A.
4.250% due 09/14/2023		70,250	76,062
6.750% due 04/07/2021 •(j)(k)	EUR	2,300	2,735
7.375% due 09/13/2021 •(j)(k)		$3,500	3,595
Spirit Realty LP
3.200% due 02/15/2031		5,800	5,666
3.400% due 01/15/2030		9,200	9,148
4.000% due 07/15/2029		1,990	2,070
Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		74,000	74,254
2.744% due 09/10/2022 •		84,700	86,067
Stifel Financial Corp.
4.000% due 05/15/2030		32,600	36,106
STORE Capital Corp.
4.625% due 03/15/2029		400	429
Sumitomo Mitsui Financial Group, Inc.
1.012% (US0003M + 0.740%) due 10/18/2022 ~		4,300	4,330
1.412% (US0003M + 1.140%) due 10/19/2021 ~		10,400	10,508
1.474% due 07/08/2025		46,500	47,421
2.448% due 09/27/2024		35,100	37,133
2.696% due 07/16/2024		35,700	37,998
SVB Financial Group
3.125% due 06/05/2030		8,700	9,736
Svenska Handelsbanken AB
3.900% due 11/20/2023		8,900	9,850
Synchrony Bank
3.650% due 05/24/2021		9,900	10,051
Synchrony Financial
2.850% due 07/25/2022		4,500	4,637
3.700% due 08/04/2026		2,800	2,988
5.150% due 03/19/2029		5,450	6,305

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	16,439	$27,711
5.661% due 10/13/2041		8,324	14,332
5.744% due 04/13/2040		8,885	15,242
5.801% due 10/13/2040		23,014	39,885
Toronto-Dominion Bank
0.530% (SOFRRATE + 0.450%) due 09/28/2023 ~		$19,200	19,214
U.S. Bancorp
1.450% due 05/12/2025		63,100	65,181
U.S. Bank N.A.
3.400% due 07/24/2023		39,800	43,013
UBS AG
5.125% due 05/15/2024 (k)		1,700	1,876
7.625% due 08/17/2022 (k)		35,049	39,043
UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		9,100	9,163
1.476% due 05/23/2023 •		7,700	7,787
2.859% due 08/15/2023 •		14,758	15,332
3.491% due 05/23/2023		14,700	15,338
4.125% due 09/24/2025		24,800	28,307
4.125% due 04/15/2026		39,400	45,500
4.253% due 03/23/2028		6,200	7,198
6.875% due 03/22/2021 •(j)(k)		1,300	1,320
7.125% due 08/10/2021 •(j)(k)		200	206
UDR, Inc.
3.000% due 08/15/2031		1,500	1,623
4.000% due 10/01/2025		3,200	3,592
4.400% due 01/26/2029		5,000	5,909
UniCredit SpA
2.569% due 09/22/2026 •		21,800	21,556
4.168% (US0003M + 3.900%) due 01/14/2022 ~		47,200	48,452
6.572% due 01/14/2022		21,050	22,345
7.830% due 12/04/2023		350,050	410,419
United Overseas Bank Ltd.
0.736% (US0003M + 0.480%) due 04/23/2021 ~		26,200	26,235
Ventas Realty LP
3.000% due 01/15/2030		33,600	34,264
4.125% due 01/15/2026		5,000	5,621
VEREIT Operating Partnership LP
3.100% due 12/15/2029		10,900	10,929
3.400% due 01/15/2028		9,400	9,802
3.950% due 08/15/2027		900	959
4.625% due 11/01/2025		6,600	7,296
4.875% due 06/01/2026		9,700	10,821
Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	2,300	3,074
Visa, Inc.
0.750% due 08/15/2027		$10,150	10,087
Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	9,300	10,904
0.625% due 09/08/2021		17,800	21,006
1.009% (EUR003M + 1.470%) due 08/01/2022 ~		5,000	5,921
1.250% due 08/01/2022		28,200	33,728
1.875% due 01/31/2024		39,700	48,516
2.500% due 07/31/2026		14,000	17,904
Volkswagen Financial Services AG
0.250% due 10/16/2020		5,900	6,919
0.319% (EUR003M + 0.800%) due 02/15/2021 ~		12,900	15,150
Volkswagen Financial Services NV
1.875% due 09/07/2021	GBP	9,100	11,837
Volkswagen Leasing GmbH
0.021% due 07/06/2021 •	EUR	29,300	34,337
0.250% due 02/16/2021		20,900	24,540
1.000% due 02/16/2023		8,750	10,418
2.625% due 01/15/2024		6,700	8,379
Washington Prime Group LP
6.450% due 08/15/2024 (n)		$137,266	70,020
WEA Finance LLC
3.150% due 04/05/2022		10,600	10,774
3.250% due 10/05/2020		3,142	3,143
3.750% due 09/17/2024		12,300	12,932

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~		$53,900	$54,583
1.654% due 06/02/2024 •		4,500	4,586
1.741% due 05/04/2030 •	EUR	13,700	16,988
2.164% due 02/11/2026 •		$16,400	17,034
2.393% due 06/02/2028 •		28,700	29,977
3.000% due 02/19/2025		5,100	5,507
3.000% due 04/22/2026		3,000	3,266
3.069% due 01/24/2023		4,000	4,127
3.550% due 09/29/2025		12,500	13,915
3.750% due 01/24/2024		37,300	40,559
Wells Fargo Bank N.A.
0.871% (US0003M + 0.620%) due 05/27/2022 ~		47,500	47,643
2.082% due 09/09/2022 •		83,800	85,002
2.897% due 05/27/2022 •		59,800	60,749
3.550% due 08/14/2023		18,300	19,827
Welltower, Inc.
2.750% due 01/15/2031		21,050	21,653
3.100% due 01/15/2030		26,000	27,605
3.625% due 03/15/2024		20,450	22,127
4.250% due 04/01/2026		800	918
Willis North America, Inc.
2.950% due 09/15/2029		2,200	2,382
WP Carey, Inc.
4.000% due 02/01/2025		13,550	14,837
4.250% due 10/01/2026		1,700	1,921
4.600% due 04/01/2024		7,500	8,320

			14,190,229

INDUSTRIALS 12.0%
AbbVie, Inc.
0.728% (US0003M + 0.460%) due 11/19/2021 ~		40,000	40,096
2.150% due 11/19/2021		87,900	89,565
2.300% due 11/21/2022		47,400	49,070
2.600% due 11/21/2024		51,300	54,456
2.850% due 05/14/2023		1,050	1,105
2.900% due 11/06/2022		53,741	56,382
2.950% due 11/21/2026		12,700	13,854
3.250% due 10/01/2022		10,951	11,455
3.450% due 03/15/2022		35,672	36,967
3.600% due 05/14/2025		300	333
3.750% due 11/14/2023		3,400	3,712
4.875% due 02/15/2021		1,100	1,106
5.000% due 12/15/2021		9,000	9,383
Activision Blizzard, Inc.
2.500% due 09/15/2050		11,700	10,768
Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024		34,600	35,251
4.200% due 08/04/2027		6,500	6,534
Adani Transmission Ltd.
4.000% due 08/03/2026		12,328	12,805
Air Canada Pass-Through Trust
3.600% due 09/15/2028		3,069	2,911
5.250% due 10/01/2030		4,300	4,410
Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		16,400	17,234
Alcon Finance Corp.
2.600% due 05/27/2030		6,000	6,358
Altice Financing S.A.
7.500% due 05/15/2026		66,000	69,945
Altice France S.A.
7.375% due 05/01/2026		49,700	52,133
Altria Group, Inc.
3.400% due 05/06/2030		20,000	21,819
Amdocs Ltd.
2.538% due 06/15/2030		15,900	16,530
American Airlines Pass-Through Trust
3.000% due 04/15/2030		16,852	15,810
3.150% due 08/15/2033		14,189	13,444
3.200% due 12/15/2029		8,070	7,618
3.250% due 04/15/2030		7,535	5,915
3.350% due 04/15/2031		10,393	9,886

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.375% due 11/01/2028		$3,310	$2,736
3.500% due 08/15/2033		1,882	1,565
3.600% due 04/15/2031		624	512
3.650% due 02/15/2029		4,123	3,983
3.650% due 12/15/2029		4,391	3,529
Amgen, Inc.
3.875% due 11/15/2021		3,581	3,686
Amphenol Corp.
3.200% due 04/01/2024		1,900	2,052
Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030		106,800	121,725
4.350% due 06/01/2040		25,150	29,464
4.500% due 06/01/2050		21,390	25,774
4.600% due 06/01/2060		14,200	17,241
Anthem, Inc.
2.375% due 01/15/2025		2,000	2,127
2.950% due 12/01/2022		5,700	5,991
3.300% due 01/15/2023		9,400	9,963
AP Moller - Maersk A/S
3.750% due 09/22/2024		2,200	2,359
4.500% due 06/20/2029		19,600	22,104
Arrow Electronics, Inc.
4.500% due 03/01/2023		3,000	3,207
AstraZeneca PLC
0.945% (US0003M + 0.665%) due 08/17/2023 ~		1,600	1,611
Auchan Holding S.A.
3.250% due 07/23/2027	EUR	2,800	3,519
AutoNation, Inc.
3.350% due 01/15/2021		$1,840	1,848
4.750% due 06/01/2030		7,915	9,382
Bacardi Ltd.
4.450% due 05/15/2025		18,200	20,345
BAE Systems PLC
3.000% due 09/15/2050		7,000	7,052
BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~		41,640	41,892
2.764% due 08/15/2022		49,592	51,419
BAT International Finance PLC
1.668% due 03/25/2026		10,200	10,245
BayCare Health System, Inc.
3.831% due 11/15/2050		2,700	3,324
Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		17,400	17,436
1.260% (US0003M + 1.010%) due 12/15/2023 ~		12,600	12,723
2.750% due 07/15/2021		1,200	1,220
3.000% due 10/08/2021		1,200	1,231
3.500% due 06/25/2021		4,700	4,795
3.875% due 12/15/2023		17,200	18,815
4.250% due 12/15/2025		32,800	37,565
4.375% due 12/15/2028		15,600	18,332
Becton Dickinson and Co.
2.823% due 05/20/2030		7,200	7,775
3.794% due 05/20/2050		5,500	6,166
Black Knight InfoServ LLC
3.625% due 09/01/2028		4,400	4,455
BMW Finance NV
2.250% due 08/12/2022		101,900	105,265
BMW U.S. Capital LLC
2.000% due 04/11/2021		15,050	15,153
3.300% due 04/06/2027		900	987
3.400% due 08/13/2021		18,980	19,482
Boardwalk Pipelines LP
3.400% due 02/15/2031		5,000	4,908
Boston Scientific Corp.
2.650% due 06/01/2030		56,040	59,736
British Airways Pass-Through Trust
3.350% due 12/15/2030		7,682	6,413
Broadcom Corp.
2.650% due 01/15/2023		10,100	10,498
Broadcom, Inc.
2.250% due 11/15/2023		72,500	75,425
3.150% due 11/15/2025		25,086	27,089
3.459% due 09/15/2026		141,257	154,966
4.110% due 09/15/2028		127,011	142,269
4.150% due 11/15/2030		32,500	36,562

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.300% due 11/15/2032	$58,200	$66,509
4.750% due 04/15/2029	9,790	11,378
5.000% due 04/15/2030	20,795	24,583
Campbell Soup Co.
3.300% due 03/15/2021	24,225	24,503
4.150% due 03/15/2028	34,200	39,799
Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	11,100	10,790
Celanese U.S. Holdings LLC
4.625% due 11/15/2022	1,700	1,829
Centene Corp.
4.250% due 12/15/2027	6,700	7,027
4.625% due 12/15/2029	7,000	7,560
5.375% due 06/01/2026	24,300	25,678
CenterPoint Energy Resources Corp.
1.750% due 10/01/2030 (c)	18,500	18,560
3.550% due 04/01/2023	12,690	13,600
Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	1,100	1,114
2.362% due 05/28/2021	3,500	3,537
2.567% due 11/02/2021	4,013	4,090
2.849% due 03/03/2022	2,000	2,057
Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	60,500	61,930
3.700% due 04/01/2051	2,200	2,188
4.464% due 07/23/2022	69,475	73,586
4.908% due 07/23/2025	38,100	44,084
6.484% due 10/23/2045	1,500	2,004
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	13,700	15,791
Chevron Corp.
1.554% due 05/11/2025	40,400	41,901
1.995% due 05/11/2027	30,000	31,762
2.236% due 05/11/2030	27,800	29,542
2.978% due 05/11/2040	14,600	15,790
3.078% due 05/11/2050	30,000	32,222
Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	5,406
Citrix Systems, Inc.
4.500% due 12/01/2027	1,400	1,605
Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032	12,300	12,343
Colonial Enterprises, Inc.
3.250% due 05/15/2030	5,300	5,951
Conagra Brands, Inc.
3.250% due 09/15/2022	874	919
3.800% due 10/22/2021	2,050	2,121
Constellation Brands, Inc.
0.980% (US0003M + 0.700%) due 11/15/2021 ~	3,300	3,300
3.700% due 12/06/2026	2,800	3,204
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	1,114	1,094
7.707% due 10/02/2022	159	158
Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	1,650	1,737
Corning, Inc.
2.900% due 05/15/2022	5	5
CoStar Group, Inc.
2.800% due 07/15/2030	16,500	17,114
Cox Communications, Inc.
2.950% due 10/01/2050	4,700	4,520
CRH America Finance, Inc.
3.950% due 04/04/2028	18,900	21,460
4.500% due 04/04/2048	6,900	8,008
CRH America, Inc.
5.750% due 01/15/2021	2,759	2,800
CVS Health Corp.
3.250% due 08/15/2029	8,700	9,651
3.500% due 07/20/2022	17,784	18,661
3.700% due 03/09/2023	27,677	29,656
3.875% due 07/20/2025	19,270	21,748
4.300% due 03/25/2028	47,600	55,754
CVS Pass-Through Trust
8.353% due 07/10/2031	192	243
D.R. Horton, Inc.
2.550% due 12/01/2020	200	201
5.750% due 08/15/2023	5,247	5,927

6	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	$22,600	$22,602
0.799% (US0003M + 0.550%) due 05/04/2021 ~	70,800	70,836
1.089% (US0003M + 0.840%) due 05/04/2023 ~	39,300	39,157
1.136% (US0003M + 0.880%) due 02/22/2022 ~	43,100	43,235
1.180% (US0003M + 0.900%) due 02/15/2022 ~	76,600	77,034
2.000% due 07/06/2021	1,600	1,617
2.300% due 02/12/2021	7,260	7,305
2.550% due 08/15/2022	114,050	117,894
2.700% due 06/14/2024	23,000	24,346
3.350% due 05/04/2021	143,700	146,008
3.400% due 02/22/2022	50,600	52,412
3.700% due 05/04/2023	20,600	22,112
3.750% due 11/05/2021	1,600	1,654
Danone S.A.
2.077% due 11/02/2021	10,997	11,169
2.589% due 11/02/2023	3,331	3,517
Dell International LLC
4.420% due 06/15/2021	36,135	36,993
4.900% due 10/01/2026	7,900	8,940
5.300% due 10/01/2029	5,300	6,080
5.450% due 06/15/2023	103,500	113,539
6.020% due 06/15/2026	8,300	9,760
6.100% due 07/15/2027	5,000	5,911
6.200% due 07/15/2030	4,700	5,644
Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	2,184	2,188
Deutsche Telekom International Finance BV
3.600% due 01/19/2027	4,200	4,711
Discovery Communications LLC
3.625% due 05/15/2030	25,000	27,853
4.650% due 05/15/2050	39,300	45,038
DISH DBS Corp.
5.875% due 07/15/2022	500	520
6.750% due 06/01/2021	500	513
7.750% due 07/01/2026	250	275
Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~	46,180	46,335
2.500% due 11/15/2024	8,800	9,363
Duke University
2.682% due 10/01/2044	18,800	19,601
2.757% due 10/01/2050	44,000	47,275
2.832% due 10/01/2055	31,400	33,307
eBay, Inc.
2.600% due 07/15/2022	12,445	12,859
2.700% due 03/11/2030	20,300	21,568
Emory University
1.566% due 09/01/2025	2,100	2,167
2.143% due 09/01/2030	6,800	7,130
2.969% due 09/01/2050	33,500	36,729
Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050	15,100	18,590
Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	29,600	29,594
Energy Transfer Operating LP
2.900% due 05/15/2025	1,500	1,510
3.600% due 02/01/2023	2,300	2,365
4.250% due 03/15/2023	4,135	4,305
4.650% due 06/01/2021	5,110	5,191
Energy Transfer Partners LP
4.500% due 11/01/2023	34,709	36,927
5.000% due 10/01/2022	4,722	4,967
Entergy Louisiana LLC
5.400% due 11/01/2024	2,400	2,830
EOG Resources, Inc.
4.375% due 04/15/2030	800	944
4.950% due 04/15/2050	2,600	3,204

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
EQM Midstream Partners LP
4.750% due 07/15/2023		$8,010	$8,014
6.000% due 07/01/2025		9,000	9,292
6.500% due 07/01/2027		5,000	5,307
Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		2,700	2,711
3.100% due 05/15/2030		3,690	4,024
3.600% due 08/15/2021		5,900	6,057
ERAC USA Finance LLC
4.500% due 08/16/2021		1,600	1,654
Essential Utilities, Inc.
3.351% due 04/15/2050		1,800	1,929
Expedia Group, Inc.
3.250% due 02/15/2030		15,000	14,451
4.625% due 08/01/2027		5,000	5,262
7.000% due 05/01/2025		3,100	3,356
Ferguson Finance PLC
3.250% due 06/02/2030		12,600	13,709
Fiserv, Inc.
2.250% due 06/01/2027		5,500	5,818
2.650% due 06/01/2030		58,580	63,152
Flex Ltd.
4.875% due 05/12/2030		32,500	37,164
Ford Foundation
2.415% due 06/01/2050		5,100	5,253
Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		19,112	21,183
Full House Resorts, Inc.
8.575% due 01/31/2024		36,666	35,239
9.738% due 02/02/2024		3,093	2,973
Gap, Inc.
8.375% due 05/15/2023		6,150	6,807
8.625% due 05/15/2025		26,200	28,738
8.875% due 05/15/2027		14,150	16,113
GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~		14,200	14,184
4.850% due 06/01/2021		3,100	3,187
General Electric Co.
0.629% (US0003M + 0.380%) due 05/05/2026 ~		2,800	2,589
1.250% (US0003M + 1.000%) due 03/15/2023 ~		5,100	5,093
3.100% due 01/09/2023		800	840
3.450% due 05/01/2027		4,900	5,187
3.625% due 05/01/2030 (n)		9,700	10,087
4.250% due 05/01/2040		28,000	28,578
4.350% due 05/01/2050		27,900	28,481
5.500% due 06/07/2021	GBP	8,900	11,800
5.550% due 01/05/2026		$48,400	56,521
7.500% due 08/21/2035		2,100	2,829
General Mills, Inc.
6.610% due 10/15/2022		13,700	13,732
General Motors Co.
5.400% due 10/02/2023 (l)		7,800	8,606
6.125% due 10/01/2025 (l)		7,800	9,073
Global Payments, Inc.
2.900% due 05/15/2030		19,892	21,305
3.200% due 08/15/2029		5,300	5,797
Gray Oak Pipeline LLC
3.450% due 10/15/2027		23,200	23,774
Hackensack Meridian Health, Inc.
2.675% due 09/01/2041		6,600	6,582
Hamilton College
4.750% due 07/01/2113		29,370	35,257
Hasbro, Inc.
2.600% due 11/19/2022		21,400	22,218
HCA, Inc.
5.000% due 03/15/2024		1,150	1,290
5.375% due 09/01/2026		26,700	29,554
5.875% due 02/01/2029		1,700	1,983
Heathrow Funding Ltd.
4.875% due 07/15/2023		6,000	6,150

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	$44,100	$44,106
Huntington Ingalls Industries, Inc.
4.200% due 05/01/2030	3,500	4,024
Huntsman International LLC
5.125% due 11/15/2022	1,200	1,291
Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~	71,900	72,006
IHS Markit Ltd.
4.000% due 03/01/2026	2,000	2,235
5.000% due 11/01/2022	1,900	2,042
Imperial Brands Finance PLC
3.125% due 07/26/2024	25,430	26,920
3.500% due 07/26/2026	20,100	21,773
3.750% due 07/21/2022	51,170	53,497
3.875% due 07/26/2029	40,850	44,384
4.250% due 07/21/2025	15,005	16,619
Infor, Inc.
1.450% due 07/15/2023	5,600	5,680
1.750% due 07/15/2025	12,500	12,895
International Flavors & Fragrances, Inc.
3.200% due 05/01/2023	5,100	5,317
Japan Tobacco, Inc.
2.000% due 04/13/2021	16,000	16,115
JetBlue Pass-Through Trust
2.950% due 11/15/2029	593	525
Johnson & Johnson
0.550% due 09/01/2025	16,500	16,522
JT International Financial Services BV
3.500% due 09/28/2023	4,500	4,870
Kansas City Southern
2.875% due 11/15/2029	5,000	5,307
Komatsu Finance America, Inc.
2.437% due 09/11/2022	4,500	4,633
Kraft Heinz Foods Co.
7.125% due 08/01/2039	25,200	34,027
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	41,331	34,408
4.500% due 08/15/2025	3,342	1,821
Leidos, Inc.
3.625% due 05/15/2025	1,800	2,002
4.375% due 05/15/2030	3,300	3,867
Level 3 Financing, Inc.
3.400% due 03/01/2027	16,100	17,373
3.875% due 11/15/2029	5,700	6,183
Liberty Utilities Finance GP 1
2.050% due 09/15/2030	14,600	14,428
Marriott International, Inc.
0.846% (US0003M + 0.600%) due 12/01/2020 ~	12,700	12,678
3.500% due 10/15/2032	28,140	27,836
3.600% due 04/15/2024	6,600	6,789
4.150% due 12/01/2023	32,500	34,199
4.625% due 06/15/2030	1,600	1,716
Masco Corp.
5.950% due 03/15/2022	1,300	1,395
McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	4,800	4,815
3.700% due 01/30/2026	2,700	3,078
Melco Resorts Finance Ltd.
4.875% due 06/06/2025	18,000	18,417
Microchip Technology, Inc.
3.922% due 06/01/2021	10,270	10,496
Micron Technology, Inc.
4.975% due 02/06/2026	13,300	15,429
5.327% due 02/06/2029	10,000	12,036
Mohawk Industries, Inc.
3.625% due 05/15/2030	3,100	3,401
Molson Coors Brewing Co.
2.100% due 07/15/2021	4,200	4,251

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$22,936	$23,302
Mondelez International, Inc.
3.625% due 05/07/2023		26,200	28,396
Moody’s Corp.
3.250% due 05/20/2050		1,200	1,288
Motorola Solutions, Inc.
2.300% due 11/15/2030		18,470	18,363
Motors Liquidation Co.
8.375% due 07/05/2033 ^«(e)	EUR	20,000	0
MPLX LP
4.700% due 04/15/2048		$7,200	7,304
Mylan NV
2.250% due 11/22/2024	EUR	6,100	7,619
3.150% due 06/15/2021		$15,930	16,188
3.950% due 06/15/2026		4,000	4,499
Mylan, Inc.
3.125% due 01/15/2023		1,500	1,580
NCL Corp. Ltd.
12.250% due 05/15/2024		22,620	25,363
NetApp, Inc.
1.875% due 06/22/2025		13,200	13,697
2.375% due 06/22/2027		25,500	26,629
2.700% due 06/22/2030		41,400	42,945
Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	20,832
Newell Brands, Inc.
4.700% due 04/01/2026		$2,700	2,881
4.875% due 06/01/2025		2,600	2,808
Nissan Motor Co. Ltd.
3.043% due 09/15/2023		44,300	44,936
3.522% due 09/17/2025		117,100	118,460
4.345% due 09/17/2027		89,900	90,386
4.810% due 09/17/2030		14,600	14,669
Northeastern University
2.894% due 10/01/2050		7,200	7,500
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		452	449
7.041% due 10/01/2023		6,742	6,495
Nutrition & Biosciences, Inc.
1.230% due 10/01/2025		15,300	15,297
3.268% due 11/15/2040		7,100	7,155
3.468% due 12/01/2050		18,200	18,285
NXP BV
2.700% due 05/01/2025		4,788	5,074
3.150% due 05/01/2027		4,100	4,448
3.400% due 05/01/2030		10,400	11,409
3.875% due 09/01/2022		11,935	12,618
3.875% due 06/18/2026		37,482	42,055
4.300% due 06/18/2029		2,100	2,426
4.625% due 06/01/2023		2,600	2,849
5.350% due 03/01/2026		13,800	16,338
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050		4,000	3,808
Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~		71,550	63,720
2.700% due 08/15/2022		15,600	14,605
6.950% due 07/01/2024		2,163	2,102
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (h)(j)		38,250	134
ONEOK Partners LP
6.125% due 02/01/2041		2,170	2,293
6.850% due 10/15/2037		2,200	2,503
Oracle Corp.
2.800% due 04/01/2027		1,100	1,209
3.600% due 04/01/2050		9,800	10,988
3.850% due 04/01/2060		15,000	17,717
Owens Corning
4.200% due 12/01/2024		1,700	1,875
Panasonic Corp.
2.536% due 07/19/2022		11,100	11,458

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
PayPal Holdings, Inc.
1.650% due 06/01/2025	$5,900	$6,119
2.300% due 06/01/2030	30,100	31,839
2.400% due 10/01/2024	6,800	7,214
2.650% due 10/01/2026	13,200	14,412
2.850% due 10/01/2029	41,400	45,605
3.250% due 06/01/2050	22,000	24,414
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	2,700	2,862
Penske Truck Leasing Co. LP
3.375% due 02/01/2022	15,494	16,004
3.450% due 07/01/2024	34,800	37,703
3.650% due 07/29/2021	2,910	2,979
4.125% due 08/01/2023	11,800	12,826
Pernod Ricard S.A.
4.450% due 01/15/2022	12,800	13,431
5.750% due 04/07/2021	3,348	3,439
Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	12,700	13,199
Petronas Capital Ltd.
4.550% due 04/21/2050	3,500	4,479
Phillips 66
0.834% (US0003M + 0.600%) due 02/26/2021 ~	2,300	2,300
President and Fellows of Harvard College
2.517% due 10/15/2050	9,650	10,024
Quanta Services, Inc.
2.900% due 10/01/2030	12,500	12,777
Raytheon Technologies Corp.
3.200% due 03/15/2024	1,000	1,074
Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~	4,700	4,719
2.375% due 06/24/2022	9,250	9,529
Regeneron Pharmaceuticals, Inc.
2.800% due 09/15/2050	5,500	5,154
Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	7,300	7,309
Reynolds American, Inc.
4.000% due 06/12/2022	15,956	16,824
Rolls-Royce PLC
2.375% due 10/14/2020	200	200
Royalty Pharma PLC
0.750% due 09/02/2023	11,000	10,978
1.200% due 09/02/2025	11,900	11,876
1.750% due 09/02/2027	13,000	13,010
Rumo Luxembourg SARL
5.250% due 01/10/2028	15,500	16,146
Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	1,400	1,521
4.500% due 05/15/2030	37,900	42,753
5.000% due 03/15/2027	4,375	4,926
5.625% due 04/15/2023	2,800	3,069
Sands China Ltd.
4.600% due 08/08/2023	3,400	3,633
Sasol Financing USA LLC
5.875% due 03/27/2024	2,142	2,072
Saudi Arabian Oil Co.
2.750% due 04/16/2022	10,800	11,070
Seagate HDD Cayman
4.091% due 06/01/2029	800	867
4.125% due 01/15/2031	4,500	4,861
4.875% due 06/01/2027	800	897
Sherwin-Williams Co.
2.750% due 06/01/2022	83	86
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	800	850
Siemens Financieringsmaatschappij NV
2.000% due 09/15/2023	800	833
Southern Co.
2.350% due 07/01/2021	13,975	14,161
Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022	1,194	1,185

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Spirit AeroSystems, Inc.
3.950% due 06/15/2023		$14,263	$12,706
4.600% due 06/15/2028		6,800	5,595
Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		4,247	3,829
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		2,063	2,089
4.738% due 09/20/2029		19,300	20,928
5.152% due 09/20/2029		54,600	64,462
Starbucks Corp.
2.550% due 11/15/2030		107,150	113,619
Suntory Holdings Ltd.
2.550% due 06/28/2022		8,000	8,242
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,900	3,053
Syngenta Finance NV
3.933% due 04/23/2021		1,200	1,216
4.441% due 04/24/2023		17,900	18,917
4.892% due 04/24/2025		4,700	5,098
5.182% due 04/24/2028		12,000	13,224
Sysco Corp.
5.650% due 04/01/2025		5,180	6,131
T-Mobile USA, Inc.
1.500% due 02/15/2026		23,400	23,495
2.050% due 02/15/2028		14,700	15,042
2.550% due 02/15/2031		31,900	33,091
3.750% due 04/15/2027		32,570	36,496
3.875% due 04/15/2030		31,657	36,035
Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		37,500	38,075
4.000% due 11/26/2021		22,100	22,920
4.400% due 11/26/2023		31,600	35,143
Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		9,635	9,993
7.000% due 10/15/2028		3,900	4,998
Tesco PLC
5.125% due 04/10/2047	EUR	8,300	14,095
Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023		15,500	16,877
2.200% due 07/21/2021		$1,658	1,647
3.250% due 04/15/2022	EUR	23,200	27,208
4.500% due 03/01/2025		20,900	23,909
6.000% due 04/15/2024		$9,300	9,508
Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		13,300	13,300
2.450% due 03/15/2031		7,300	7,246
Toyota Industries Corp.
3.110% due 03/12/2022		15,700	16,217
Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		46,200	46,768
Toyota Tsusho Corp.
3.625% due 09/13/2023		7,090	7,638
TransCanada PipeLines Ltd.
3.750% due 10/16/2023		1,800	1,952
9.875% due 01/01/2021		1,200	1,228
Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		5,200	5,628
Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		20,200	20,653
TripAdvisor, Inc.
7.000% due 07/15/2025		4,200	4,386
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		5,879	4,857
4.625% due 12/03/2026		1,563	1,301
7.125% due 04/22/2025		4,845	4,144
United Airlines Pass-Through Trust
2.700% due 11/01/2033		3,000	2,851
3.100% due 01/07/2030		1,599	1,572
3.450% due 06/01/2029		1,210	1,190
3.450% due 01/07/2030		2,092	1,749
3.500% due 09/01/2031		4,373	4,162
4.000% due 10/11/2027		1,375	1,353
4.150% due 02/25/2033		12,206	12,234
4.300% due 02/15/2027		1,054	1,021

8	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
United Group BV
4.875% due 07/01/2024	EUR	5,700	$6,776
UnitedHealth Group, Inc.
1.250% due 01/15/2026		$1,100	1,127
2.000% due 05/15/2030		16,200	16,964
Verisk Analytics, Inc.
3.625% due 05/15/2050		10,800	12,321
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	13,139
5.250% due 05/15/2029		10,000	13,683
VMware, Inc.
2.950% due 08/21/2022		$18,738	19,518
3.900% due 08/21/2027		100	112
4.500% due 05/15/2025		11,358	12,864
4.650% due 05/15/2027		18,560	21,656
4.700% due 05/15/2030		20,300	24,072
Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~		123,500	123,582
1.083% (US0003M + 0.860%) due 09/24/2021 ~		13,500	13,553
1.197% (US0003M + 0.940%) due 11/12/2021 ~		98,100	98,598
2.500% due 09/24/2021		14,500	14,772
2.700% due 09/26/2022		18,600	19,293
2.850% due 09/26/2024		17,200	18,299
2.900% due 05/13/2022		47,800	49,439
3.125% due 05/12/2023		35,400	37,390
3.200% due 09/26/2026		6,500	7,109
3.350% due 05/13/2025		32,845	35,912
3.750% due 05/13/2030		6,400	7,215
3.875% due 11/13/2020		7,100	7,127
4.000% due 11/12/2021		63,700	66,096
4.250% due 11/13/2023		113,000	124,281
4.750% due 11/13/2028		40,000	47,847
Volkswagen International Finance NV
1.069% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	16,500	19,663
Vulcan Materials Co.
0.896% (US0003M + 0.650%) due 03/01/2021 ~		$880	880
Walt Disney Co.
1.750% due 01/13/2026		29,300	30,478
2.200% due 01/13/2028		16,100	16,954
2.650% due 01/13/2031		17,930	19,355
3.600% due 01/13/2051		49,400	55,838
3.800% due 05/13/2060		14,800	17,183
Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		5,600	5,909
WestRock RKT LLC
4.900% due 03/01/2022		5,280	5,598
Whirlpool Corp.
4.600% due 05/15/2050		17,000	21,100
Woodside Finance Ltd.
3.650% due 03/05/2025		100	106
WPP Finance 2010
3.750% due 09/19/2024		800	879
Wynn Las Vegas LLC
5.500% due 03/01/2025		17,500	16,833
Xylem, Inc.
1.950% due 01/30/2028		2,200	2,297
2.250% due 01/30/2031		6,400	6,799
Yara International ASA
3.148% due 06/04/2030		12,500	13,389
4.750% due 06/01/2028		6,200	7,263
Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~		1,300	1,300
1.164% due 11/15/2027	EUR	1,900	2,248
3.050% due 01/15/2026		$15,600	17,136
3.150% due 04/01/2022		5,300	5,485
3.375% due 11/30/2021		1,700	1,745

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Zoetis, Inc.
0.693% (US0003M + 0.440%) due 08/20/2021 ~		$6,000	$6,012
2.000% due 05/15/2030		34,000	35,084

			8,421,263

SPECIALTY FINANCE 0.4%
CIMIC Group Ltd.
0.000% due 10/02/2020 (h)(l)		51,344	51,344
0.000% due 10/14/2020 (h)(l)		1,432	1,430
0.000% due 01/11/2021 (h)(l)		43,000	42,490
0.000% due 01/22/2021 (h)(l)		49,847	49,191
0.000% due 02/10/2021 (h)(l)		63,002	62,038
0.000% due 03/16/2021 «(h)(l)		41,578	40,803
0.000% due 03/19/2021 «(h)(l)		7,115	6,983
Greensill Capital UK Ltd.
0.000% due 01/04/2021 «(h)(l)		8,991	8,895
Lloyds Banking Group PLC
3.870% due 09/02/2021 (l)		14,161	14,425

			277,599

UTILITIES 4.0%
Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		4,571	4,405
AEP Texas, Inc.
3.950% due 06/01/2028		7,800	9,022
AES Corp.
3.300% due 07/15/2025		21,950	23,426
3.950% due 07/15/2030		9,800	10,847
Alabama Power Co.
1.450% due 09/15/2030		6,980	7,010
Ameren Corp.
2.500% due 09/15/2024		700	742
American Electric Power Co., Inc.
3.650% due 12/01/2021		3,695	3,828
American Transmission Systems, Inc.
5.250% due 01/15/2022		2,050	2,157
American Water Capital Corp.
3.850% due 03/01/2024		1,400	1,529
Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	4,000	5,362
Appalachian Power Co.
3.300% due 06/01/2027		$3,400	3,742
Arizona Public Service Co.
2.650% due 09/15/2050		1,000	987
3.350% due 05/15/2050		14,000	15,426
AT&T, Inc.
1.650% due 02/01/2028		19,250	19,316
2.250% due 02/01/2032		49,540	49,655
2.750% due 06/01/2031		45,850	48,342
3.100% due 02/01/2043		1,200	1,177
3.300% due 02/01/2052		51,900	48,615
3.500% due 02/01/2061		3,300	3,147
3.850% due 06/01/2060		1,200	1,225
4.350% due 03/01/2029		4,100	4,819
Atmos Energy Corp.
1.500% due 01/15/2031 (c)		28,500	28,408
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,256	1,305
3.350% due 07/01/2023		700	748
Black Hills Corp.
2.500% due 06/15/2030		16,400	16,997
Blue Racer Midstream LLC
6.125% due 11/15/2022		21,964	21,476
Boston Gas Co.
3.150% due 08/01/2027		2,900	3,217
British Telecommunications PLC
4.500% due 12/04/2023		13,595	15,056
British Transco International Finance BV
0.000% due 11/04/2021 (h)		420	417
CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050		2,400	2,583
Duke Energy Carolinas LLC
3.350% due 05/15/2022		1,000	1,049
Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~		43,141	43,246
0.900% (US0003M + 0.650%) due 03/11/2022 ~		49,800	50,119

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.400% due 08/15/2022	$10,700	$11,067
2.450% due 06/01/2030	9,800	10,317
2.650% due 09/01/2026	600	650
3.050% due 08/15/2022	4,300	4,478
3.750% due 04/15/2024	10,600	11,649
Duke Energy Ohio, Inc.
3.650% due 02/01/2029	5,200	6,047
Duke Energy Progress LLC
3.375% due 09/01/2023	1,900	2,059
Edison International
2.950% due 03/15/2023	600	616
3.125% due 11/15/2022	6,700	6,915
5.750% due 06/15/2027	5,900	6,520
EDP Finance BV
1.710% due 01/24/2028	40,000	39,818
Enable Midstream Partners LP
4.950% due 05/15/2028	4,290	4,211
Enel Finance International NV
2.650% due 09/10/2024	197,101	209,179
4.250% due 09/14/2023	7,550	8,272
4.625% due 09/14/2025	28,500	33,037
Entergy Arkansas LLC
3.050% due 06/01/2023	1,600	1,692
3.750% due 02/15/2021	2,300	2,309
Entergy Corp.
2.800% due 06/15/2030	6,100	6,619
3.750% due 06/15/2050	7,700	8,795
4.000% due 07/15/2022	16,400	17,303
Evergy Metro, Inc.
2.250% due 06/01/2030	12,600	13,349
3.150% due 03/15/2023	425	450
Eversource Energy
2.500% due 03/15/2021	1,737	1,751
Exelon Corp.
3.950% due 06/15/2025	933	1,053
Exelon Generation Co. LLC
3.250% due 06/01/2025	11,000	12,041
FirstEnergy Corp.
1.600% due 01/15/2026	5,500	5,471
2.250% due 09/01/2030	12,000	11,749
3.900% due 07/15/2027	2,000	2,201
Florida Power & Light Co.
3.700% due 12/01/2047	2,600	3,162
Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	19,400	19,726
5.950% due 07/29/2026	10,800	11,218
Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	5,000	5,143
Interstate Power & Light Co.
3.250% due 12/01/2024	9,870	10,833
IPALCO Enterprises, Inc.
4.250% due 05/01/2030	7,600	8,627
ITC Holdings Corp.
2.950% due 05/14/2030	27,900	30,043
Kentucky Utilities Co.
3.300% due 06/01/2050	5,200	5,683
LG&E & KU Energy LLC
4.375% due 10/01/2021	4,120	4,239
Metropolitan Edison Co.
3.500% due 03/15/2023	2,355	2,474
Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	9,400	9,492
Monongahela Power Co.
3.550% due 05/15/2027	4,400	4,869
National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031 (c)	12,090	12,046
2.300% due 09/15/2022	800	829
2.950% due 02/07/2024	3,250	3,496
8.000% due 03/01/2032	165	264
New York State Electric & Gas Corp.
1.950% due 10/01/2030	18,300	18,406
NextEra Energy Capital Holdings, Inc.
0.970% (US0003M + 0.720%) due 02/25/2022 ~	92,550	93,266
1.950% due 09/01/2022	185,190	190,931
2.250% due 06/01/2030	74,690	77,928

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.800% due 01/15/2023	$2,400	$2,522
3.200% due 02/25/2022	155,450	161,493
3.625% due 06/15/2023	5,175	5,556
Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	1,097
4.278% due 12/15/2028	14,300	17,243
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	8,884	8,218
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)	69,410	17,532
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	3,055	2,780
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)	21,632	2,434
Ohio Power Co.
5.375% due 10/01/2021	950	996
Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022	690	725
ONEOK, Inc.
5.850% due 01/15/2026	15,100	17,383
6.350% due 01/15/2031	11,100	12,937
7.150% due 01/15/2051	6,700	7,969
Pacific Gas & Electric Co.
1.717% (US0003M + 1.480%) due 06/16/2022 ~	74,500	74,679
1.750% due 06/16/2022	37,600	37,646
2.100% due 08/01/2027	28,879	28,109
2.500% due 02/01/2031	39,700	37,919
2.950% due 03/01/2026	4,050	4,132
3.150% due 01/01/2026	32,240	33,131
3.300% due 03/15/2027	9,400	9,595
3.300% due 12/01/2027	10,000	10,294
3.300% due 08/01/2040 (n)	20,719	19,017
3.400% due 08/15/2024	2,230	2,332
3.450% due 07/01/2025	11,500	12,050
3.500% due 06/15/2025	16,190	17,056
3.500% due 08/01/2050	51,900	47,046
3.750% due 02/15/2024	15,685	16,438
3.750% due 07/01/2028	12,700	13,223
3.750% due 08/15/2042	2,000	1,861
3.850% due 11/15/2023	4,691	4,953
3.950% due 12/01/2047	24,400	22,652
4.000% due 12/01/2046	6,800	6,389
4.250% due 08/01/2023	6,626	7,062
4.250% due 03/15/2046	9,600	9,289
4.300% due 03/15/2045	8,500	8,322
4.450% due 04/15/2042	9,200	9,221
4.500% due 07/01/2040	23,100	23,559
4.550% due 07/01/2030	41,563	45,146
4.600% due 06/15/2043	3,300	3,321
4.650% due 08/01/2028	6,100	6,630
4.750% due 02/15/2044	4,100	4,201
4.950% due 07/01/2050	8,700	9,337
PacifiCorp
2.700% due 09/15/2030	100	111
3.300% due 03/15/2051	100	113
Progress Energy, Inc.
3.150% due 04/01/2022	1,200	1,240
Public Service Co. of Colorado
1.900% due 01/15/2031	6,900	7,188
2.700% due 01/15/2051	21,000	21,354
Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	8,381	8,745
Puget Energy, Inc.
4.100% due 06/15/2030	15,900	17,772
Rio Oil Finance Trust
8.200% due 04/06/2028	2,178	2,347
9.250% due 07/06/2024	10,066	10,998
9.750% due 01/06/2027	28,454	32,224
San Diego Gas & Electric Co.
1.700% due 10/01/2030	23,300	23,142
3.320% due 04/15/2050	1,300	1,423
Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	30,290	30,333
4.050% due 12/01/2023	2,800	3,067

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Shell International Finance BV
2.750% due 04/06/2030	$55,900	$61,236
3.250% due 04/06/2050	23,900	25,205
Southern California Edison Co.
3.875% due 06/01/2021	2,800	2,841
Southern California Gas Co.
3.150% due 09/15/2024	10,300	11,218
3.200% due 06/15/2025	2,500	2,760
Southern Co. Gas Capital Corp.
3.500% due 09/15/2021	3,100	3,167
Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	4,800	4,801
Southwestern Public Service Co.
3.150% due 05/01/2050	9,700	10,466
Sprint Communications, Inc.
6.000% due 11/15/2022	3,600	3,884
11.500% due 11/15/2021	1,200	1,319
Sprint Corp.
7.125% due 06/15/2024	200	230
7.250% due 09/15/2021	6,100	6,390
7.875% due 09/15/2023	2,500	2,869
Tampa Electric Co.
2.600% due 09/15/2022	8,535	8,804
Telstra Corp. Ltd.
4.800% due 10/12/2021	6,700	7,001
Verizon Communications, Inc.
1.500% due 09/18/2030	17,090	17,058
3.376% due 02/15/2025	225,859	251,741
Virginia Electric & Power Co.
4.450% due 02/15/2044	10	13
Vodafone Group PLC
1.261% (US0003M + 0.990%) due 01/16/2024 ~	3,900	3,934
3.750% due 01/16/2024	19,700	21,535
VTR Comunicaciones SpA
5.125% due 01/15/2028	15,400	15,947

		2,807,664

Total Corporate Bonds & Notes (Cost $24,659,711)		25,696,755

MUNICIPAL BONDS & NOTES 0.7%
CALIFORNIA 0.1%
California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	5,100	5,463
California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,765
2.534% due 06/01/2028	5,100	5,481
2.584% due 06/01/2029	3,600	3,869
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	9,900	9,901
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	3
7.550% due 04/01/2039	2	3
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,018
8.360% due 08/01/2040	9,525	9,567
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	304
Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	4,700	5,395
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	6,770	9,893
University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	2,300	2,321
1.316% due 05/15/2027	5,700	5,764
1.614% due 05/15/2030	1,100	1,103

		67,850

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	$165	$209

FLORIDA 0.1%
State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	28,600	29,052
1.705% due 07/01/2027	11,200	11,371
2.154% due 07/01/2030	30,400	30,819

		71,242

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	51,241	77,660

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	15,920	16,460
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,423	1,540

		18,000

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	19,970	20,169

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	6,200	6,443

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	240	245

NEW YORK 0.1%
New York State Urban Development Corp. Revenue Bonds, Series 2020
2.027% due 03/15/2031	23,000	23,070
2.127% due 03/15/2032	23,000	23,061
2.227% due 03/15/2033	23,000	23,159
2.277% due 03/15/2034	19,000	19,131
New York State Urban Development Corp. Revenue Notes, Series 2020
1.827% due 03/15/2029	1,300	1,314

		89,735

OHIO 0.0%
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	4,424

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,154
5.401% due 06/15/2022	3,500	3,714
5.501% due 06/15/2023	3,500	3,833

		9,701

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	211

TEXAS 0.0%
Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	8,200	8,172
Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.329% due 11/01/2025	1,000	1,005
1.946% due 11/01/2028	2,435	2,476
2.046% due 11/01/2029	1,400	1,422
2.096% due 11/01/2030	1,750	1,764

		14,839

10	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$103,520	$110,856

Total Municipal Bonds & Notes (Cost $450,831)		491,584

U.S. GOVERNMENT AGENCIES 42.1%
Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(h)	1,400	1,388
0.235% due 07/25/2037 •	93	91
0.268% due 06/25/2032 - 03/25/2034 •	29	29
0.298% due 08/25/2034 •	22	22
0.305% due 03/25/2036 •	527	525
0.348% due 05/25/2035 •	5	5
0.398% due 05/25/2037 •	19	19
0.448% due 12/25/2028 - 03/25/2037 •	464	465
0.468% due 06/25/2037 •	109	109
0.498% due 05/25/2042 - 03/25/2044 •	920	925
0.508% due 03/25/2037 •	7	7
0.528% due 07/25/2037 •	342	344
0.548% due 06/25/2029 - 11/25/2036 •	1,112	1,118
0.550% due 04/18/2028 •	17	17
0.598% due 08/25/2021 - 06/25/2049 •	271,098	272,753
0.600% due 10/18/2030 •	116	117
0.606% due 09/25/2046 •	20,123	19,874
0.633% due 08/25/2022 ~(a)	39,357	268
0.648% due 08/25/2030 •	166	166
0.668% due 10/25/2040 •	32	32
0.700% due 12/18/2031 •	28	28
0.728% due 08/25/2037 •	4,010	4,059
0.798% due 10/25/2023 - 03/25/2024 •	143	144
0.818% due 03/25/2038 •	53	54
0.868% due 06/25/2037 •	127	130
0.898% due 03/25/2038 - 11/25/2039 •	179	182
1.048% due 04/25/2032 •	5	5
1.148% due 04/25/2023 •	15	15
1.700% due 05/01/2023	18	18
1.950% due 08/01/2035 •	206	206
1.980% due 06/01/2035 •	196	196
1.990% due 03/01/2033 •	19	19
2.000% due 09/01/2024 - 12/01/2024 •	6	6
2.004% due 02/01/2035 •	171	177
2.025% due 11/01/2024 •	3	3
2.230% due 07/01/2035 - 09/01/2035 •	7	7
2.280% due 03/01/2035 •	9	9
2.325% due 02/01/2023 •	11	11
2.347% due 08/01/2035 •	819	835
2.358% due 01/25/2031 ~(a)	198,166	30,311
2.362% due 09/01/2035 •	30	30
2.371% due 07/01/2042 - 10/01/2044 •	8,784	8,827
2.373% due 12/01/2044 •	1,143	1,148
2.381% due 08/01/2035 •	417	420
2.384% due 08/01/2035 •	102	106
2.385% due 09/01/2035 •	165	165
2.391% due 09/01/2022 •	5	5
2.402% due 09/01/2033 •	4	4
2.413% due 08/01/2035 - 09/01/2035 •	486	495
2.421% due 09/01/2041 •	3,626	3,646
2.440% due 12/01/2022 •	1	1
2.445% due 01/01/2036 •	124	126
2.450% due 11/01/2037 •	8	8
2.458% due 07/01/2034 •	4	4
2.468% due 07/01/2035 •	123	124

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.470% due 07/01/2026 - 07/01/2035 •	$63	$64
2.479% due 09/01/2037 •	1	1
2.480% due 06/01/2035 •	150	151
2.508% due 08/01/2035 •	4	4
2.510% due 07/01/2035 •	17	17
2.515% due 09/01/2029 •	2	2
2.519% due 08/01/2033 •	2	3
2.537% due 08/01/2035 •	40	41
2.540% due 06/01/2023 •	19	19
2.546% due 09/01/2035 •	25	25
2.547% due 07/01/2035 •	271	272
2.560% due 08/01/2032 - 06/01/2034 •	3	3
2.571% due 10/01/2030 - 10/01/2040 •	1,288	1,293
2.572% due 09/01/2034 •	2,417	2,517
2.580% due 09/01/2024 •	28	28
2.585% due 07/01/2035 •	239	239
2.592% due 05/01/2034 •	40	41
2.595% due 07/01/2026 - 07/01/2035 •	225	227
2.617% due 06/01/2035 •	908	949
2.629% due 08/01/2035 •	4	4
2.643% due 05/01/2035 •	12	12
2.669% due 03/01/2034 •	869	899
2.671% due 05/25/2044 ~(a)	11,269	661
2.680% due 02/01/2022	4,810	4,897
2.688% due 09/01/2033 •	24	25
2.690% due 08/01/2035 •	86	91
2.700% due 10/01/2027 - 06/01/2035 •	38	38
2.721% due 09/01/2035 •	7	7
2.744% due 10/01/2034 •	394	397
2.757% due 06/25/2055 ~(a)	11,876	760
2.765% due 05/01/2035 •	19	19
2.771% due 04/01/2027 •	5	5
2.777% due 07/01/2034 •	189	191
2.784% due 03/01/2034 •	3	3
2.790% due 07/01/2022	3,796	3,905
2.800% due 07/01/2022	7,749	7,974
2.816% due 10/01/2024 •	7	7
2.850% due 06/01/2022	89	89
2.852% due 06/01/2035 •	252	263
2.854% due 06/01/2033 •	11	11
2.856% due 10/01/2035 •	130	133
2.868% due 12/25/2038 ~(a)	12,703	568
2.869% due 05/01/2035 •	723	761
2.875% due 08/01/2024 •	8	8
2.876% due 11/01/2035 •	91	92
2.897% due 03/25/2036 ~(a)	13,880	1,140
2.910% due 10/01/2034 - 06/01/2035 •	107	108
2.912% due 07/01/2035 •	174	175
2.927% due 11/01/2035 •	626	642
2.960% due 07/01/2022	2,450	2,526
2.964% due 05/01/2022 ~	3,126	3,210
2.968% due 10/01/2034 •	366	368
2.986% due 02/01/2027 •	41	42
3.000% due 01/01/2022 - 09/01/2057	127,687	135,768
3.013% due 05/01/2033 •	21	21
3.015% due 06/01/2036 •	39	39
3.030% due 02/01/2028 •	22	22
3.032% due 09/01/2035 •	557	564
3.047% due 08/01/2023 - 04/01/2036 •	56	58
3.084% due 10/01/2035 •	94	95
3.086% due 09/01/2034 •	150	152
3.125% due 01/01/2021 - 02/01/2022 •	5	5
3.135% due 08/01/2026 •	13	13
3.141% due 05/25/2035 ~	2,582	2,634
3.146% due 05/01/2036 •	165	174
3.162% due 07/01/2024 •	12	12

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.170% due 11/01/2021 •	$5	$5
3.176% due 05/01/2038 •	6,353	6,709
3.179% due 11/01/2025 •	15	15
3.194% due 05/01/2037 •	6	7
3.203% due 05/01/2022 ~	362	370
3.212% due 04/01/2024 •	17	17
3.213% due 02/01/2035 •	638	645
3.214% due 11/01/2035 •	198	199
3.219% due 05/01/2035 •	421	427
3.241% due 07/01/2033 •	1	1
3.263% due 08/01/2027 •	165	166
3.290% due 11/01/2034 •	173	173
3.306% due 11/01/2025 •	4	4
3.342% due 01/01/2036 •	2	2
3.345% due 04/01/2034 •	32	34
3.349% due 01/01/2035 •	2,480	2,571
3.363% due 03/01/2022 ~	38,350	39,058
3.366% due 11/01/2034 - 02/01/2035 •	492	521
3.368% due 01/01/2035 •	880	912
3.375% due 10/01/2024 •	1	1
3.380% due 11/01/2035 •	45	46
3.387% due 03/01/2033 •	27	27
3.407% due 08/01/2025 •	56	57
3.418% due 05/01/2035 •	1,018	1,070
3.420% due 03/01/2036 •	64	64
3.423% due 01/01/2035 •	23	23
3.424% due 04/01/2038 •	3	3
3.432% due 01/01/2035 •	983	1,022
3.446% due 10/01/2034 •	253	255
3.450% due 11/01/2034 •	229	237
3.468% due 12/01/2034 •	44	46
3.487% due 12/01/2023 •	4	4
3.500% due 08/25/2042	20,545	22,926
3.519% due 12/01/2034 •	22	22
3.520% due 11/01/2031 •	43	43
3.521% due 11/01/2025 •	62	62
3.545% due 12/01/2034 - 10/01/2035 •	13	13
3.546% due 10/01/2020 ~	13	13
3.548% due 03/01/2035 - 01/01/2036 •	294	298
3.566% due 12/01/2034 •	219	220
3.577% due 02/01/2035 - 10/01/2035 •	480	484
3.587% due 02/01/2035 •	536	539
3.592% due 12/01/2033 •	159	160
3.594% due 12/01/2035 •	132	133
3.614% due 04/01/2035 •	11	11
3.645% due 08/01/2027 - 12/01/2036 •	19	19
3.654% due 12/01/2034 •	5	5
3.656% due 09/01/2036 •	1	1
3.664% due 01/01/2037 •	13	13
3.665% due 12/01/2034 •	11	12
3.667% due 04/01/2034 •	2	2
3.672% due 04/01/2027 •	9	9
3.673% due 11/01/2032 •	4	4
3.674% due 02/01/2035 •	784	821
3.675% due 02/01/2035 - 03/01/2035 •	8	8
3.679% due 12/01/2020 ~	57	56
3.680% due 03/01/2034 •	772	789
3.685% due 05/01/2030 - 02/01/2036 •	29	29
3.690% due 12/01/2023 •	30	30
3.693% due 09/01/2037 •	14	15
3.698% due 11/01/2035 •	316	318
3.710% due 03/01/2023 •	14	14
3.715% due 01/01/2026 •	8	8
3.723% due 11/01/2025 •	6	6
3.737% due 12/01/2035 •	1	1
3.738% due 12/01/2033 •	129	130
3.741% due 08/01/2027 •	56	56
3.743% due 12/01/2035 •	69	69

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.759% due 04/01/2035 •	$592	$607
3.764% due 03/01/2036 •	44	45
3.766% due 09/01/2035 •	2	2
3.777% due 05/01/2025 •	20	20
3.779% due 11/01/2034 •	5	5
3.780% due 11/01/2034 - 06/01/2035 •	180	181
3.786% due 05/01/2030 •	4	4
3.793% due 04/01/2033 •	12	12
3.815% due 11/01/2025 - 03/01/2036 •	105	106
3.819% due 12/01/2033 •	249	249
3.825% due 12/01/2023 •	26	26
3.835% due 01/01/2036 •	204	215
3.845% due 09/01/2035 •	441	440
3.853% due 10/01/2027 •	14	14
3.856% due 03/01/2025 •	51	52
3.860% due 11/01/2035 •	1,500	1,577
3.875% due 07/01/2021 - 03/01/2023 •	19	19
3.879% due 03/01/2036 •	154	155
3.896% due 06/01/2025 •	65	66
3.905% due 11/01/2035 •	57	58
3.912% due 02/01/2036 - 03/01/2036 •	267	269
3.937% due 02/01/2036 •	40	41
3.940% due 11/01/2023 •	39	39
3.949% due 01/01/2035 •	250	252
3.950% due 11/01/2023 •	5	5
3.980% due 07/01/2021	125,500	127,889
4.000% due 02/01/2024 •	6	6
4.000% due 07/25/2040 - 01/01/2059	37,696	42,277
4.002% due 02/25/2033 •	861	935
4.015% due 09/01/2035 •	148	148
4.020% due 12/01/2025 •	28	28
4.037% due 11/01/2035 •	108	109
4.068% due 11/01/2035 •	392	394
4.073% due 02/01/2028 •	6	6
4.085% due 10/01/2035 •	43	43
4.105% due 09/01/2023 - 12/01/2036 •	87	90
4.125% due 12/01/2025 •	29	29
4.126% due 05/01/2035 •	7	7
4.157% due 12/01/2027 •	79	79
4.192% due 09/01/2035 •	35	35
4.200% due 06/01/2025 •	8	8
4.225% due 05/01/2026 - 12/01/2026 •	8	7
4.250% due 10/01/2023 •	4	4
4.258% due 09/01/2035 •	52	52
4.380% due 06/01/2021 ~	135	136
4.381% due 12/01/2030 •	5	5
4.393% due 07/01/2024 •	10	10
4.410% due 03/01/2023 •	59	60
4.500% due 06/25/2024 - 09/25/2041	87,697	103,053
4.518% due 02/01/2028 •	2	2
4.530% due 10/01/2026 •	4	4
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	1	1
5.000% due 09/18/2027 - 04/25/2035	726	823
5.021% due 09/01/2034 •	32	34
5.030% due 05/01/2024	1,914	2,152
5.214% due 12/25/2042 ~	6,707	7,436
5.500% due 02/25/2024 - 08/25/2035	96	106
5.750% due 12/20/2027 - 08/25/2034	827	948
5.761% due 10/25/2042 ~	5,003	5,775
5.922% due 02/25/2037 •(a)	14	3
5.952% due 06/25/2037 •(a)	104	15
6.000% due 05/17/2027 - 10/25/2044	7,715	9,000
6.002% due 12/25/2042 •(a)	2,667	329
6.052% due 03/25/2039 •(a)	4,093	77

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.102% due 05/25/2037 - 01/25/2040 •(a)	$953	$160
6.152% due 08/25/2042 •(a)	15,159	2,924
6.232% due 03/25/2037 •(a)	51	11
6.250% due 02/25/2029	177	199
6.300% due 10/17/2038	328	329
6.402% due 07/25/2036 •(a)	496	98
6.452% due 12/25/2036 - 06/25/2037 •(a)	310	62
6.492% due 12/25/2036 •(a)	193	40
6.500% due 06/25/2021 - 06/25/2044	10,294	11,902
6.502% due 07/25/2037 •(a)	142	24
6.612% due 05/25/2037 •(a)	43	9
6.750% due 10/25/2023	15	16
6.900% due 05/25/2023	2	2
6.905% due 08/25/2037 ~	28	32
7.000% due 10/25/2021 - 01/25/2048	1,598	1,792
7.375% due 05/25/2022	27	28
7.500% due 07/25/2022 - 07/25/2041	229	265
7.500% due 06/19/2041 ~	9	11
7.750% due 01/25/2022	7	7
7.800% due 10/25/2022	9	9
7.800% due 06/25/2026 ~	1	1
8.000% due 07/25/2021 - 03/01/2030	71	75
8.000% due 08/18/2027 (a)	1	0
8.500% due 09/25/2021 - 02/17/2027	51	59
9.000% due 01/25/2021 - 11/01/2025	32	32
9.000% due 06/25/2022 (a)	1	0
9.283% due 10/25/2043 •	34,190	45,093
9.804% due 11/25/2040 •	2	2
10.227% due 03/25/2039 ~	1	1
Federal Housing Administration
7.430% due 05/01/2021 - 02/01/2024	108	109
Freddie Mac
0.278% due 08/25/2031 •	150	142
0.402% due 07/15/2034 •	49	49
0.452% due 02/15/2037 •	4	4
0.492% due 02/15/2037 •	12	12
0.502% due 12/15/2029 •	22	22
0.506% due 08/15/2040 - 10/15/2040 •	38,210	37,540
0.552% due 06/15/2031 - 07/25/2050 •	35,334	35,497
0.596% due 11/15/2042 •	9,850	9,930
0.602% due 11/15/2030 - 12/15/2031 •	25	24
0.652% due 06/15/2030 - 12/15/2032 •	43	43
0.702% due 01/15/2042 •	98	99
0.732% due 05/15/2032 - 07/15/2037 •	2,199	2,230
0.822% due 08/15/2037 •	2,750	2,794
0.857% due 09/25/2022 •	3,404	3,411
0.862% due 10/15/2037 •	1,100	1,119
0.872% due 05/15/2037 •	770	784
0.882% due 05/15/2040 •	14	15
0.902% due 08/15/2036 •	19	19
1.002% due 11/15/2039 •	14	15
1.148% due 05/25/2043 •	3,618	3,720
1.352% due 08/25/2022 ~(a)	139,368	2,574
2.124% due 09/01/2035 •	5	5
2.162% due 12/01/2026 •	31	31
2.202% due 07/15/2035 •	33,100	33,392
2.231% due 09/01/2035 •	14	14
2.345% due 08/01/2035 •	196	196
2.371% due 02/25/2045 •	8,027	8,159
2.393% due 07/01/2023 •	4	4
2.405% due 08/01/2035 •	3	3
2.419% due 07/25/2044 •	1,313	1,352
2.445% due 02/01/2037 •	2	2
2.500% due 08/01/2023 •	8	8

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.625% due 05/01/2023 - 06/01/2024 •	$43	$43
2.626% due 12/01/2035 •	60	60
2.696% due 08/01/2035 •	15	16
2.700% due 08/01/2023	99,505	103,839
2.700% due 08/01/2035 •	3,108	3,288
2.720% due 05/01/2023 •	1	1
2.728% due 09/01/2035 •	36	38
2.754% due 08/01/2023 •	5	5
2.757% due 05/01/2027 •	1	1
2.767% due 07/01/2036 •	1	1
2.771% due 07/01/2027 •	2	2
2.794% due 07/01/2035 •	1,131	1,195
2.839% due 07/01/2032 •	9	9
2.857% due 06/01/2035 •	4,787	5,039
2.859% due 09/01/2037 •	1	1
2.874% due 10/01/2022 •	5	5
2.875% due 04/25/2026	13,600	14,996
2.892% due 02/01/2036 •	48	49
2.910% due 10/25/2023 •	17	17
2.921% due 07/01/2035 •	694	708
2.930% due 11/01/2034 •	83	87
2.939% due 04/25/2029	2,600	2,946
2.955% due 08/01/2023 •	25	25
2.987% due 10/15/2041 ~(a)	3,689	191
3.000% due 03/01/2027	11	12
3.000% due 08/15/2027 (a)	6,073	378
3.003% due 10/01/2023 •	10	10
3.019% due 05/01/2037 •	88	91
3.025% due 07/01/2023 •	15	15
3.026% due 11/15/2038 ~(a)	19,278	1,129
3.056% due 06/15/2039 ~(a)	6,986	334
3.068% due 06/01/2022 •	27	27
3.094% due 02/01/2026 •	93	93
3.112% due 06/01/2022 •	5	5
3.167% due 02/01/2025 •	2	2
3.168% due 06/01/2033 •	55	58
3.180% due 01/01/2022 •	4	4
3.198% due 10/01/2023 •	11	11
3.210% due 07/01/2025 •	16	16
3.212% due 07/01/2030 •	110	110
3.233% due 03/01/2024 •	2	2
3.250% due 04/01/2023 - 05/01/2023 •	1	2
3.273% due 05/15/2038 •(a)	1,222	58
3.280% due 10/01/2035 •	1,831	1,926
3.296% due 09/01/2023 •	25	25
3.340% due 10/25/2023 •	84	86
3.347% due 03/01/2035 •	171	173
3.351% due 11/01/2028 •	101	102
3.373% due 06/01/2037 •	4	4
3.379% due 10/01/2035 •	68	72
3.428% due 04/01/2029 •	2	2
3.457% due 08/01/2035 •	6	6
3.465% due 06/01/2024 •	19	19
3.493% due 05/01/2037 •	9	9
3.496% due 03/01/2036 •	13	13
3.500% due 07/01/2029 - 12/01/2048	73,422	80,165
3.520% due 04/01/2036 •	150	157
3.535% due 09/01/2035 •	889	935
3.544% due 10/01/2035 •	2,267	2,380
3.580% due 05/01/2035 •	2,228	2,340
3.620% due 05/01/2036 •	53	54
3.625% due 03/01/2035 - 02/01/2038 •	20	20
3.640% due 10/01/2035 •	97	97
3.646% due 01/01/2028 •	6	6
3.653% due 10/01/2026 •	44	44
3.663% due 10/01/2024 •	6	6
3.672% due 04/01/2024 •	23	23
3.685% due 11/01/2035 •	146	147
3.693% due 10/01/2035 •	650	652
3.709% due 05/01/2037 •	2	2
3.715% due 03/01/2035 •	7	7
3.730% due 09/01/2023 •	5	5
3.736% due 05/01/2023 •	4	4
3.745% due 11/01/2035 •	1,107	1,169

12	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.749% due 01/25/2036 ~	$2,232	$2,356
3.785% due 03/01/2036 •	70	71
3.788% due 04/01/2036 •	7	7
3.793% due 01/01/2037 •	16	16
3.825% due 07/01/2024 •	3	3
3.835% due 02/01/2037 •	3	3
3.849% due 10/01/2035 •	1,042	1,099
3.860% due 11/01/2023 •	10	10
3.890% due 11/01/2026 •	49	49
3.945% due 01/01/2034 •	697	735
3.956% due 10/01/2024 •	2	2
3.985% due 08/15/2032 ~	107	109
3.990% due 11/01/2023 •	1	1
3.997% due 01/01/2024 •	1	1
4.000% due 10/01/2033 - 05/01/2048	86,087	94,462
4.012% due 11/01/2035 •	1,468	1,550
4.024% due 04/01/2029 •	20	20
4.078% due 08/01/2023 •	85	85
4.091% due 10/01/2023 •	23	23
4.116% due 10/01/2023 •	16	16
4.125% due 12/01/2023 •	13	13
4.238% due 10/01/2023 •	32	32
4.295% due 06/01/2030 •	112	113
4.500% due 02/01/2023 - 11/01/2048	163,233	178,062
5.000% due 10/01/2020 - 07/01/2040	4,439	5,107
5.500% due 09/15/2021 - 03/01/2038	3,181	3,697
5.848% due 06/15/2042 - 08/15/2042 •(a)	39,375	8,000
5.950% due 06/15/2028	6,369	7,110
6.000% due 03/01/2021 - 10/15/2036	13,204	15,365
6.098% due 02/15/2038 •(a)	300	55
6.148% due 05/15/2039 •(a)	273	59
6.250% due 12/15/2028	101	113
6.298% due 03/15/2037 •(a)	203	42
6.348% due 08/15/2036 •(a)	125	29
6.358% due 12/15/2041 •(a)	11,900	2,605
6.428% due 09/15/2036 •(a)	177	37
6.498% due 11/15/2036 •(a)	6,525	1,416
6.500% due 11/01/2022 - 10/25/2043	30,767	35,831
7.000% due 11/15/2020 - 10/25/2043	7,780	9,351
7.000% due 09/15/2023 (a)	1	0
7.500% due 02/01/2022 - 10/01/2036	1,889	2,180
7.645% due 05/01/2025	3,215	3,676
8.000% due 04/15/2021 - 06/01/2025	215	237
8.250% due 06/15/2022	8	8
8.500% due 06/15/2021 - 06/01/2030	47	48
8.842% due 11/15/2033 •	257	283
9.000% due 12/15/2020 - 07/01/2030	6	6
9.276% due 09/15/2043 - 12/15/2043 •	18,796	24,584
12.743% due 02/15/2041 •	9	16
20.284% due 05/15/2033 •	146	226
37.726% due 08/15/2037 •	479	1,029
Ginnie Mae
0.270% due 11/16/2043 ~(a)	37,360	472
0.507% due 05/20/2047 •	1,442	1,446
0.580% due 04/20/2063 - 05/20/2063 •	7,325	7,267
0.585% due 05/20/2065 •	7,446	7,451
0.615% due 02/20/2067 •	12,383	12,400
0.624% due 06/20/2065 •	31,904	31,951
0.625% due 06/20/2067 •	3,392	3,399
0.634% due 09/20/2065 •	23,694	23,738
0.655% due 01/20/2061 - 07/20/2063 •	7,414	7,429
0.705% due 05/20/2065 •	5,867	5,891
0.725% due 04/20/2062 - 06/20/2065 •	13,631	13,694
0.735% due 06/20/2065 •	4,942	4,969

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.755% due 03/20/2062 - 08/20/2065 •	$17,681	$17,778
0.775% due 08/20/2065 •	45,883	46,187
0.815% due 12/20/2065 •	21,496	21,678
0.850% due 02/20/2060 •	1,241	1,249
0.856% due 04/20/2070 •	38,490	39,168
0.905% due 12/20/2065 - 08/20/2066 •	33,559	33,960
1.005% due 04/20/2066 - 11/20/2066 •	31,081	31,593
1.075% due 07/20/2065 •	2,121	2,157
1.110% due 02/20/2060 •	22,035	22,269
1.155% due 01/20/2066 - 03/20/2066 •	44,925	45,885
1.205% due 02/20/2066 •	32,663	33,203
1.305% due 03/20/2066 •	10,798	11,089
1.586% due 06/20/2067 •	17,286	17,664
1.875% due 06/20/2041 •	2	2
1.904% due 04/20/2067 •	11,636	11,890
2.500% due 03/15/2043 - 07/15/2043	182	192
2.675% due 11/20/2067 •	4,014	4,104
2.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	1,821	1,860
2.875% due 05/20/2024 - 04/20/2041 •	3,631	3,782
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	1,633	1,670
3.000% due 02/20/2025 - 02/20/2034 •	2,813	2,891
3.000% due 11/15/2049 - 12/15/2049	8,485	8,819
3.125% (H15T1Y + 1.500%) due 11/20/2021 - 10/20/2026 ~	2,059	2,100
3.125% due 11/20/2024 - 10/20/2038 •	1,886	1,941
3.250% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	2,387	2,440
3.250% due 08/20/2024 - 07/20/2034 •	1,941	1,996
3.500% (H15T1Y + 2.000%) due 01/20/2025 ~	3	3
3.500% due 10/15/2041 - 09/20/2048	40,886	43,086
3.950% due 07/15/2025	52	53
4.000% due 05/20/2041 - 01/20/2050	932,995	980,123
4.500% due 08/15/2033 - 01/20/2050	1,641,677	1,767,138
4.750% due 07/20/2035	849	939
5.000% due 07/15/2033 - 11/20/2049	1,262,220	1,374,259
5.500% due 03/16/2034	846	937
6.000% due 04/15/2028 - 12/20/2041	1,522	1,757
6.448% due 07/16/2031 - 08/16/2033 •(a)	637	47
6.500% due 11/15/2023 - 09/20/2038	244	271
6.750% due 10/16/2040 ~	74	79
7.000% due 12/15/2022 - 10/15/2034	227	256
7.500% due 02/15/2022 - 02/15/2035	156	178
7.750% due 08/20/2025 - 12/15/2040	1,348	1,357
8.000% due 04/20/2022 - 10/20/2031	182	201
8.500% due 05/15/2023 - 04/15/2031	144	158
9.000% due 04/15/2021 - 12/15/2030	50	50
9.500% due 11/20/2020 - 12/15/2026	3	2
Ginnie Mae, TBA
3.000% due 10/01/2050 - 12/01/2050	243,950	255,294

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 10/01/2050 - 12/01/2050	$744,200	$784,311
4.000% due 10/01/2050 - 11/01/2050	1,012,416	1,075,188
4.500% due 10/01/2050 - 11/01/2050	383,450	411,312
Small Business Administration
1.000% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	8	8
4.340% due 03/01/2024	12	12
4.350% due 07/01/2023	25	26
4.625% due 02/01/2025	89	93
4.770% due 04/01/2024	51	53
4.840% due 02/01/2023	20	21
4.870% due 12/01/2024	88	93
4.890% due 12/01/2023	55	57
4.930% due 01/01/2024	80	84
4.950% due 03/01/2025	125	132
5.110% due 08/01/2025	33	35
5.130% due 09/01/2023	237	248
5.190% due 07/01/2024	12	13
5.240% due 08/01/2023	23	24
5.310% due 05/01/2027	33	36
5.320% due 04/01/2027	42	45
5.340% due 11/01/2021	115	117
5.510% due 11/01/2027	61	67
5.520% due 06/01/2024	307	325
5.600% due 09/01/2028	181	200
5.780% due 08/01/2027	6	7
5.820% due 07/01/2027	299	325
5.870% due 07/01/2028	88	97
6.020% due 08/01/2028	78	87
6.070% due 07/01/2026	76	82
6.290% due 01/01/2021	5	5
6.340% due 03/01/2021	24	25
6.440% due 02/01/2021	14	14
6.900% due 12/01/2020	9	9
Uniform Mortgage-Backed Security
2.500% due 02/01/2040 - 03/01/2040	17,961	18,858
3.000% due 09/01/2027 - 03/01/2050	890,146	940,884
3.500% due 07/01/2023 - 02/01/2050	818,241	867,758
4.000% due 02/01/2024 - 08/01/2049	1,341,435	1,447,042
4.500% due 02/01/2023 - 05/01/2048	73,754	80,315
5.000% due 11/01/2020 - 02/01/2045	11,122	12,399
5.500% due 10/01/2020 - 04/01/2050	233,082	259,321
6.000% due 06/01/2021 - 05/01/2049	128,950	147,885
6.250% due 07/01/2024	1	1
6.500% due 07/01/2021 - 06/01/2039	2,076	2,460
7.500% due 12/01/2022 - 10/01/2031	20	21
8.000% due 01/01/2022 - 08/01/2032	2,142	2,518
8.500% due 01/01/2022 - 07/01/2037	600	678
9.000% due 08/01/2025 - 11/01/2025	3	3
9.500% due 02/01/2021 - 03/01/2026	9	10
Uniform Mortgage-Backed Security, TBA
2.000% due 11/01/2050 - 12/01/2050	4,000,000	4,119,163
2.500% due 11/01/2050 - 12/01/2050	6,793,510	7,109,174
3.000% due 10/01/2035 - 11/01/2050	4,048,370	4,242,095
3.500% due 10/01/2050 - 11/01/2050	1,004,150	1,059,493
4.500% due 10/01/2035 - 10/01/2050	49,365	53,179
5.500% due 11/01/2050	108,300	120,306
6.000% due 10/01/2050	40,200	44,900

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Vendee Mortgage Trust
0.000% due 06/15/2023 ~(a)	$1,594	$0
6.185% due 01/15/2030 ~	515	611
6.500% due 09/15/2024	1,518	1,666

Total U.S. Government Agencies (Cost $29,181,537)		29,463,657

U.S. TREASURY OBLIGATIONS 10.6%
U.S. Treasury Bonds
1.375% due 08/15/2050	1,184,880	1,159,516
2.000% due 02/15/2050 (n)	498,040	563,447
2.750% due 11/15/2042 (n)	764,500	979,187
2.875% due 05/15/2043	412,260	538,418
2.875% due 08/15/2045 (n)	321,230	422,129
2.875% due 05/15/2049	325,100	435,367
3.000% due 05/15/2042	41,700	55,448
3.000% due 11/15/2044	56,000	74,841
3.000% due 05/15/2045	1,092,750	1,463,346
3.000% due 11/15/2045	80,700	108,441
3.125% due 02/15/2043	79,700	108,015
3.125% due 08/15/2044	194,200	264,309
3.375% due 05/15/2044	163,600	230,900
3.625% due 08/15/2043	123,200	179,660
3.625% due 02/15/2044	257,460	376,284
U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2026 (p)	10,872	11,792
0.375% due 07/15/2025 (p)	2,447	2,657
U.S. Treasury Notes
1.750% due 06/30/2024 (p)	402,300	425,668

Total U.S. Treasury Obligations (Cost $6,799,028)		7,399,425

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%
1211 Avenue of the Americas Trust
3.901% due 08/10/2035	22,000	24,401
225 Liberty Street Trust
3.597% due 02/10/2036	31,607	34,818
A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	23,500	23,535
Adjustable Rate Mortgage Trust
0.268% due 08/25/2036 •	4,594	2,281
0.688% due 11/25/2035 •	15	13
1.298% due 03/25/2035 •	3,637	3,409
2.943% due 11/25/2035 ^~	1,335	1,267
3.076% due 01/25/2036 ^~	1,746	1,667
3.106% due 11/25/2035 ^~	246	213
3.111% due 01/25/2036 ~	1,462	1,299
3.184% due 07/25/2035 ~	590	576
3.330% due 10/25/2035 ^~	2,130	2,035
3.349% due 09/25/2035 ~	1,325	1,080
3.460% due 03/25/2035 ~	875	883
3.718% due 07/25/2035 ~	1,009	1,007
3.822% due 09/25/2035 ^~	130	122
3.889% due 08/25/2035 ~	510	498
3.986% due 03/25/2036 ^~	153	110
American Home Mortgage Assets Trust
2.989% due 11/25/2035 ^~	3,501	3,217
American Home Mortgage Investment Trust
1.810% due 09/25/2045 •	685	683
1.945% due 02/25/2044 •	17	17
2.060% due 12/25/2035 •	1,245	636
2.060% due 11/25/2045 ^•	4,489	3,049
2.310% due 02/25/2045 •	15	15
Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	7,800	8,572
AREIT Trust
2.772% due 04/14/2037 •	44,300	44,926
Ashford Hospitality Trust
1.152% due 06/15/2035 •	50,900	48,771
Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^	558	559
6.000% due 07/25/2046 ^	1,158	1,125
Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048	30,450	33,916
Banc of America Funding Trust
0.248% due 04/25/2037 ^•	201	178
0.346% due 10/20/2036 •	9,790	8,805
0.346% due 10/20/2046 ^•	1,386	1,286
0.358% due 04/25/2037 ^•	1,699	1,530
0.456% due 02/20/2035 •	159	159
0.548% due 05/25/2037 ^•	3,301	2,926

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.736% due 05/20/2035 ^•	$404	$371
2.820% due 09/20/2034 ~	105	104
3.068% due 09/20/2047 ^~	2,036	1,680
3.421% due 11/20/2034 ~	2,099	2,035
3.466% due 02/20/2036 ^~	1,997	1,892
3.540% due 05/20/2036 ^~	631	559
3.576% due 09/20/2046 ^~	1,543	1,397
3.615% due 11/20/2035 ^~	1,153	1,102
3.676% due 05/25/2035 ~	24	25
3.692% due 03/20/2036 ~	124	112
3.754% due 10/20/2046 ^~	1,884	1,663
3.766% due 03/20/2035 ~	49	50
3.851% due 04/20/2036 ^~	1,852	1,814
3.863% due 10/20/2046 ^~	1,342	1,125
3.996% due 03/20/2036 ~	379	358
4.199% due 01/20/2047 ^~	58	56
5.500% due 09/25/2034	2,020	2,024
5.750% due 10/25/2035	1,389	1,333
5.750% due 09/25/2036	941	979
5.753% due 10/25/2036 ^þ	410	404
5.837% due 01/25/2037 ^þ	367	369
5.888% due 04/25/2037 ^þ	1,185	1,207
6.000% due 09/25/2036	2,222	2,381
6.000% due 09/25/2036 ^	136	135
6.000% due 09/25/2036 •	162	156
6.000% due 03/25/2037 ^	5,547	5,026
6.000% due 08/25/2037 ^	4,765	4,560
Banc of America Mortgage Trust
2.743% due 07/25/2035 ~	878	759
2.867% due 07/25/2034 ~	51	51
2.988% due 09/25/2033 ~	380	375
3.117% due 07/25/2035 ^~	409	397
3.146% due 08/25/2035 ^~	2,791	2,721
3.444% due 07/25/2035 ~	173	164
3.612% due 07/20/2032 ~	83	84
3.690% due 02/25/2035 ~	743	742
3.794% due 05/25/2034 ~	171	170
3.885% due 11/25/2035 ^~	264	257
3.910% due 01/25/2036 ~	1,424	1,286
3.996% due 02/25/2035 ~	214	209
4.297% due 05/25/2033 ~	202	202
5.500% due 05/25/2037 ^	307	276
6.000% due 07/25/2046 ^•	593	575
6.500% due 10/25/2031	22	23
BANK
2.403% due 03/15/2063	54,030	58,324
2.649% due 01/15/2063	76,897	84,806
3.071% due 08/15/2061	3,200	3,599
Bayview Commercial Asset Trust
0.793% due 08/25/2034 •	137	134
BBCMS Mortgage Trust
2.595% due 02/15/2053	3,010	3,314
2.639% due 02/15/2053	8,250	9,064
4.314% due 12/15/2051	7,000	8,401
BCAP LLC Trust
0.312% due 11/26/2036 •	1,462	1,437
0.332% due 11/26/2036 •	13,289	12,933
0.358% due 05/25/2047 •	59	55
0.368% due 05/25/2047 ^•	7,235	6,945
0.587% due 07/26/2036 ~	796	788
2.011% due 11/26/2046 •	1,419	1,430
2.063% due 01/26/2047 •	7,361	6,739
3.447% due 07/26/2036 ~	2,147	2,156
3.452% due 02/26/2036 ~	275	275
3.522% due 08/26/2036 ~	9,887	7,403
3.620% due 07/26/2036 ~	644	589
3.643% due 03/26/2037 ~	1,979	1,697
3.906% due 05/26/2036 ~	4,445	3,508
4.858% due 03/26/2037 þ	12,404	12,489
5.000% due 01/26/2021 ~	410	426
5.250% due 06/26/2036	36,233	21,916
5.250% due 04/26/2037	17,236	13,232
5.250% due 04/26/2037 ~	4,646	4,297
5.250% due 06/26/2037	1,860	1,850
5.500% due 11/25/2034 ^	2,957	2,906
6.000% due 10/26/2037 ~	2,655	2,202
BDS Ltd.
1.450% due 09/15/2035 •	27,142	27,263
Bear Stearns Adjustable Rate Mortgage Trust
2.410% due 10/25/2035 •	5,101	5,133
2.625% due 10/25/2034 ~	17	17

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.781% due 11/25/2030 ~	$812	$789
3.117% due 05/25/2034 ~	5	5
3.162% due 02/25/2036 ^~	4,414	4,367
3.171% due 08/25/2033 ~	7	7
3.195% due 11/25/2034 ~	1,484	1,455
3.259% due 08/25/2035 ^~	3,988	3,867
3.295% due 07/25/2034 ~	80	81
3.398% due 07/25/2034 ~	87	81
3.458% due 08/25/2035 ~	423	394
3.506% due 03/25/2035 ~	1,576	1,530
3.531% due 09/25/2034 ~	697	686
3.540% due 01/25/2034 ~	757	772
3.584% due 10/25/2035 ~	12,751	12,744
3.594% due 06/25/2047 ^~	16,367	15,828
3.609% due 02/25/2036 ^~	355	340
3.647% due 03/25/2035 ~	111	112
3.696% due 01/25/2035 ~	54	53
3.751% due 02/25/2033 ~	23	21
3.783% due 04/25/2034 ~	767	743
3.783% due 06/25/2035 ^~	240	232
3.840% due 02/25/2036 •	1,665	1,682
3.874% due 05/25/2047 ^~	11,288	10,914
3.885% due 02/25/2034 ~	333	331
4.000% due 01/25/2034 ~	18	17
4.016% due 04/25/2033 ~	24	25
4.051% due 01/25/2034 ~	1,091	1,121
4.085% due 05/25/2033 ~	285	282
4.139% due 02/25/2047 ~	1,840	1,758
4.225% due 04/25/2033 ~	505	505
4.260% due 04/25/2033 ~	249	247
4.379% due 01/25/2035 ~	321	310
Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	1,386	1,298
0.468% due 08/25/2036 ^•	7,598	6,761
0.468% due 01/25/2047 ^•	2,869	2,495
0.488% due 08/25/2036 ^•	15,359	13,743
0.548% due 02/25/2034 •	19	18
0.588% due 04/25/2035 •	225	225
0.628% due 02/25/2036 •	1,250	1,220
2.246% due 02/25/2034 ~	92	85
3.005% due 04/25/2035 ~	4	4
3.160% due 09/25/2034 ~	361	363
3.169% due 01/25/2036 ^~	6,502	6,580
3.184% due 03/25/2036 ^~	2,833	2,456
3.191% due 11/25/2036 ^~	2,020	1,331
3.251% due 09/25/2035 ^~	15,226	12,024
3.267% due 08/25/2034 ~	33	34
3.291% due 02/25/2036 ^~	866	728
3.411% due 08/25/2036 ^~	4,742	3,984
3.413% due 11/25/2036 ~	851	653
3.416% due 01/25/2035 ~	1,770	1,288
3.464% due 02/25/2034 ~	1,125	1,167
3.477% due 12/25/2033 ~	573	566
3.479% due 03/25/2036 ^~	5,880	4,936
3.502% due 05/25/2035 ~	33,129	32,905
3.516% due 05/25/2035 ~	87	91
3.535% due 08/25/2036 ^~	49	33
3.544% due 10/25/2033 ~	13	13
3.551% due 03/25/2036 ~	9,572	6,560
3.622% due 11/25/2036 ^~	4,102	2,969
3.661% due 11/25/2035 ^~	3,690	2,863
3.707% due 12/25/2046 ^~	371	283
3.857% due 05/25/2036 ^~	5,922	4,054
3.887% due 05/25/2036 ^~	5,546	3,936
4.442% due 07/25/2035 ^~	7,407	6,150
Bear Stearns Mortgage Funding Trust
0.308% due 12/25/2046 •	18,267	17,052
Bear Stearns Mortgage Securities, Inc.
3.219% due 06/25/2030 ~	4	4
Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	1,596	1,326
6.765% due 12/26/2046 ^~	1,702	1,512
BellaVista Mortgage Trust
0.406% due 05/20/2045 •	16	12
Benchmark Mortgage Trust
2.700% due 02/15/2053	9,800	10,859
4.232% due 01/15/2052	36,036	43,478
BFLD Trust
1.350% due 10/15/2022 •(c)	14,300	14,300
CD Mortgage Trust
3.431% due 08/15/2050	5,207	5,889

14	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Chase Mortgage Finance Trust
3.169% due 02/25/2037 ~	$12	$12
3.246% due 09/25/2036 ^~	44	40
3.368% due 09/25/2036 ^~	372	331
3.490% due 02/25/2037 ~	117	115
3.503% due 02/25/2037 ~	23	23
3.571% due 02/25/2037 ~	1,747	1,772
3.594% due 01/25/2036 ^~	6,303	5,631
3.610% due 03/25/2037 ^~	2,665	2,580
3.758% due 02/25/2037 ~	196	198
3.772% due 12/25/2035 ^~	3,795	3,693
3.772% due 12/25/2035 ~	6,501	6,327
3.826% due 12/25/2035 ^~	1,546	1,488
3.859% due 03/25/2037 ^~	114	111
5.500% due 12/25/2022 ^	4,674	2,955
5.500% due 03/25/2037	25	18
6.000% due 11/25/2036 ^	1,263	867
6.000% due 02/25/2037 ^	682	431
6.000% due 03/25/2037 ^	662	490
ChaseFlex Trust
0.298% due 08/25/2037 •	5,529	4,780
0.488% due 08/25/2037 •	5,653	4,976
0.648% due 06/25/2035 •	1,864	552
4.174% due 08/25/2037 ^þ	889	858
5.000% due 07/25/2037 ^	1,429	1,065
6.000% due 02/25/2037 ^	1,464	923
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.298% due 01/25/2036 •	590	541
0.328% due 05/25/2036 •	706	645
0.328% due 07/25/2036 •	469	441
0.398% due 08/25/2035 •	272	270
CIM Trust
3.015% due 06/25/2057 ~	12,965	13,220
Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	20	20
5.500% due 04/25/2037	384	400
6.000% due 08/25/2036	541	562
6.000% due 04/25/2037	9,986	10,100
Citigroup Commercial Mortgage Trust
1.252% due 07/15/2030 •	3,631	3,473
3.209% due 05/10/2049	17,500	19,379
3.778% due 09/10/2058	21,895	24,569
Citigroup Global Markets Mortgage Securities, Inc.
0.648% due 05/25/2032 •	41	40
Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	57,174	231
0.000% due 02/25/2058 ~	41	31
0.000% due 09/25/2064 ~	27	26
0.110% due 02/25/2058 ~(a)	26,830	166
0.218% due 01/25/2037 •	366	322
0.400% due 02/25/2058 ~(a)	15,334	402
0.948% due 08/25/2035 ^•	1,614	1,475
2.530% due 10/25/2035 •	4,733	4,700
2.884% due 08/25/2035 ~	3,389	2,881
2.965% due 07/25/2046 ^~	2,950	2,835
2.977% due 10/25/2046 ^~	2,158	1,967
3.177% due 08/25/2035 ~	6,971	6,938
3.500% due 02/25/2058 ~	14,254	11,439
3.642% due 03/25/2037 ^~	1,353	1,250
3.881% due 04/25/2037 ^~	1,276	1,117
4.220% due 09/25/2064 ~	44,295	42,867
6.250% due 11/25/2037 ~	2,797	1,968
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	741	724
3.248% due 12/25/2035 ^~	1,302	900
3.421% due 05/25/2035 ~	552	559
3.906% due 02/25/2034 ~	542	546
5.500% due 11/25/2035 ^	1,341	1,378
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.233% due 09/25/2035 ~	12,948	11,460
CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	318	311
6.000% due 06/25/2037 ^	756	764
Commercial Mortgage Trust
2.950% due 08/15/2057	7,700	8,624
3.091% due 10/10/2049	10,964	11,993
3.142% due 02/10/2048	3,514	3,650
3.510% due 09/10/2050	19,203	21,565
3.545% due 02/10/2036	40,182	43,926

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.590% due 11/10/2047	$20,803	$22,733
3.732% due 08/10/2049 ~	14,175	15,204
4.228% due 05/10/2051	45,152	53,933
4.362% due 07/10/2045 ~	13,421	14,412
Community Program Loan Trust
4.500% due 04/01/2029	1,901	1,911
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,066	871
6.000% due 08/25/2037 ^~	2,520	1,813
Countrywide Alternative Loan Trust
0.318% due 11/25/2036 •	483	510
0.318% due 01/25/2037 ^•	119	131
0.318% due 06/25/2046 •	157	182
0.328% due 11/25/2036 •	13,193	13,385
0.338% due 07/25/2046 ^•	1,251	1,159
0.338% due 09/25/2046 ^•	7,829	7,332
0.346% due 09/20/2046 •	1,833	1,615
0.348% due 04/25/2047 •	3,930	3,490
0.358% due 07/25/2046 ^•	173	155
0.386% due 07/20/2035 •	30	29
0.398% due 09/25/2046 ^•	892	608
0.398% due 10/25/2046 ^•	124	91
0.408% due 07/25/2036 •	17,949	15,145
0.408% due 07/25/2046 ^•	464	298
0.428% due 12/25/2035 •	22	21
0.438% due 11/25/2035 •	621	462
0.438% due 02/25/2036 ^•	1,442	1,206
0.478% due 09/25/2035 •	596	452
0.498% due 05/25/2036 ^•	2,671	1,103
0.498% due 08/25/2036 ^•	1,371	648
0.498% due 05/25/2037 ^•	151	50
0.595% due 05/25/2035 •	102	94
0.648% due 04/25/2036 •	6,870	2,412
0.668% due 12/25/2035 •	658	603
0.688% due 01/25/2036 •	436	419
0.698% due 08/25/2034 •	14	12
0.698% due 10/25/2036 ^•	2,285	980
0.728% due 06/25/2034 •	1,568	1,558
0.756% due 11/20/2035 •	15	14
0.828% due 10/25/2035 •	1,954	1,295
0.848% due 10/25/2035 ^•	984	710
0.918% due 11/25/2035 •	217	193
0.948% due 12/25/2035 ^•	1,397	1,140
1.198% due 06/25/2034 •	8,402	7,968
1.248% due 02/25/2036 ^•	3,114	2,540
1.448% due 10/25/2035 ^•	12,720	9,619
2.019% due 12/25/2035 •	271	248
2.019% due 02/25/2036 •	380	350
2.119% due 08/25/2035 ^•	29	24
2.399% due 11/25/2047 ^•	3,642	3,156
2.499% due 01/25/2036 •	33	31
2.876% due 10/25/2035 ^~	203	175
3.592% due 11/25/2035 ^~	704	603
3.839% due 02/25/2037 ^~	11,432	11,046
5.250% due 06/25/2035 ^	414	390
5.500% due 07/25/2035 ^	1,696	1,310
5.500% due 11/25/2035 ^	3,783	3,097
5.500% due 11/25/2035	1,848	1,454
5.500% due 12/25/2035 ^	1,346	1,108
5.500% due 02/25/2036 ^	1,191	1,002
5.750% due 03/25/2037 ^•	694	558
5.750% due 07/25/2037 ^	138	116
6.000% due 10/25/2033	268	274
6.000% due 03/25/2035 ^	158	109
6.000% due 04/25/2036 ^	1,042	667
6.000% due 05/25/2036 ^	1,095	770
6.000% due 06/25/2036 ^	708	563
6.000% due 06/25/2036	8,628	6,862
6.000% due 08/25/2036 ^	2,324	1,944
6.000% due 08/25/2036 ^•	1,138	955
6.000% due 11/25/2036 ^	60	48
6.000% due 02/25/2037 ^	5,987	4,025
6.000% due 02/25/2037	315	237
6.000% due 03/25/2037 ^	1,503	969
6.000% due 04/25/2037 ^	3,393	2,437
6.000% due 05/25/2037 ^	328	221
6.000% due 08/25/2037 ^	6,592	5,671
6.250% due 12/25/2033	20	21
6.250% due 11/25/2036 ^	464	415
6.250% due 08/25/2037 ^	2,324	1,829
6.500% due 05/25/2036 ^	2,036	1,515
6.500% due 09/25/2036	997	837

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.500% due 08/25/2037 ^	$7,339	$4,759
6.500% due 09/25/2037 ^	1,651	986
19.393% due 07/25/2035 •	792	1,015
Countrywide Home Loan Mortgage Pass-Through Trust
0.488% due 03/25/2036 •	186	97
0.498% due 02/25/2036 ^•	40	12
0.688% due 03/25/2035 •	344	340
0.728% due 04/25/2035 •	129	120
0.788% due 03/25/2035 •	126	116
0.808% due 02/25/2035 •	600	572
0.828% due 02/25/2035 •	126	116
0.908% due 09/25/2034 •	42	41
1.979% due 04/25/2046 ^•	6,094	2,640
2.195% due 02/20/2036 ^•	5,006	4,389
2.207% due 02/20/2036 ^•	75	73
2.444% due 10/20/2035 ~	282	266
2.605% due 07/25/2034 ~	613	611
2.640% due 04/25/2035 ^~	76	61
2.778% due 10/25/2033 •	878	858
2.835% due 12/19/2033 ~	15	15
2.881% due 10/25/2035 ^~	2,031	1,754
2.916% due 04/20/2035 ~	185	189
2.999% due 06/20/2034 ~	311	305
3.005% due 08/25/2034 ^~	888	829
3.020% due 08/25/2034 ^~	1	1
3.020% due 08/25/2034 ~	36	35
3.049% due 08/25/2034 ^~	434	456
3.177% due 11/20/2034 ~	112	113
3.205% due 05/20/2036 ^~	933	935
3.213% due 11/20/2034 ~	2,044	2,027
3.231% due 09/25/2047 ^~	1,166	1,085
3.339% due 03/25/2037 ^~	487	445
3.359% due 02/25/2047 ^~	487	446
3.365% due 04/20/2036 ^~	807	735
3.391% due 11/25/2037 ~	3,070	2,723
3.438% due 02/20/2036 ^~	99	86
3.601% due 06/19/2031 ~	34	34
3.620% due 05/20/2036 ^~	8,771	8,221
3.625% due 07/19/2031 ~	16	16
3.705% due 04/25/2035 ^~	875	722
3.735% due 11/25/2034 ~	2,382	2,368
3.793% due 02/20/2036 ^•	15	15
3.866% due 02/25/2034 ~	18	18
3.866% due 07/20/2034 ~	130	126
4.500% due 09/25/2035	955	940
5.000% due 09/25/2035 ^	23	20
5.500% due 01/25/2035	309	320
5.500% due 09/25/2035 ^	837	828
5.500% due 10/25/2035 ^	2,088	1,791
5.500% due 11/25/2035 ^	860	726
5.750% due 12/25/2035 ^	1,476	1,156
5.750% due 02/25/2037 ^	1,178	907
5.750% due 07/25/2037 ^	599	466
6.000% due 05/25/2036 ^	1,764	1,354
6.000% due 07/25/2036	4,093	3,297
6.000% due 12/25/2036 ^	118	81
6.000% due 02/25/2037	606	478
6.000% due 02/25/2037 ^	6,360	6,085
6.000% due 07/25/2037 ^	788	606
6.000% due 09/25/2037 ^	353	282
6.250% due 09/25/2036 ^	997	700
6.250% due 02/25/2038 ^	1,331	1,075
Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •	1,479	1,386
4.925% due 01/25/2034 ^~	292	295
6.500% due 11/25/2034 ^	434	435
7.500% due 11/25/2034	206	214
7.500% due 06/25/2035 ^	702	752
Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
0.798% due 03/25/2032 ~	274	254
1.298% due 09/25/2034 ^•	1,049	1,098
2.990% due 09/25/2034 ~	305	306
4.996% due 06/25/2032 ~	16	16
5.500% due 09/25/2035	3,068	2,752
7.500% due 05/25/2032	50	53
7.500% due 12/25/2032	1	1
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
0.888% due 06/25/2034 •	191	189
2.549% due 10/25/2033 ~	40	40

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.264% due 07/25/2033 ~		$854	$853
3.552% due 05/25/2034 ~		1,015	1,025
5.500% due 10/25/2035		712	545
6.000% due 11/25/2035 ^		22	19
Credit Suisse Mortgage Capital Certificates
3.171% due 07/27/2037 ~		10,639	10,764
3.448% due 04/26/2038 ~		623	622
3.815% due 04/28/2037 ~		5,910	5,811
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		1,085	524
5.837% due 04/25/2037 ~		18,593	8,138
5.863% due 02/25/2037 ^~		3,129	1,297
6.000% due 07/25/2036		993	796
6.000% due 04/25/2037 ^		1,107	724
7.000% due 08/25/2037 ^~		5,329	4,409
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (h)		161	161
0.000% due 01/25/2058 (h)		227	226
0.000% due 04/25/2058 (a)(h)		9	9
0.652% due 05/27/2037 •		1,251	1,245
2.257% due 08/15/2037		13,600	14,066
2.500% due 07/25/2057 ~		312,380	340,948
2.870% due 07/25/2057		13,937	12,683
3.146% due 07/25/2057 ~		169,080	119,007
3.352% due 06/25/2048		646,857	636,142
3.613% due 01/25/2058 ~		148,694	143,702
3.702% due 06/01/2050 ~		897,045	912,208
3.773% due 04/25/2058 ~		375,224	383,111
CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052		5,955	6,697
3.903% due 03/15/2052		2,200	2,538
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.248% due 08/25/2037 ^•		3,590	2,936
0.268% due 08/25/2036 ^•		2,981	2,767
0.328% due 06/25/2037 ^•		692	720
0.388% due 01/25/2047 •		3,898	3,289
0.478% due 02/25/2036 •		10,329	9,989
2.688% due 10/25/2035 ~		848	753
5.500% due 12/25/2035 ^		855	840
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.248% due 10/25/2036 ^•		9	7
5.869% due 10/25/2036 ^þ		710	682
5.886% due 10/25/2036 ^þ		710	682
6.005% due 10/25/2036 ^~		538	518
6.300% due 07/25/2036 ^þ		689	675
Deutsche Mortgage & Asset Receiving Corp.
0.697% due 11/27/2036 •		3,602	3,470
Downey Savings & Loan Association Mortgage Loan Trust
0.336% due 04/19/2047 ^•		697	622
0.976% due 09/19/2044 •		65	61
3.353% due 07/19/2044 ~		17	16
EMF-NL Prime BV
0.357% due 04/17/2041 •	EUR	4,881	5,291
Eurosail PLC
1.057% due 10/17/2040 •		1,726	2,028
Exantas Capital Corp.
2.675% due 04/17/2037 •		$11,812	11,829
Finsbury Square PLC
0.000% due 06/16/2070 •	GBP	47,460	61,623
First Horizon Alternative Mortgage Securities Trust
0.518% due 02/25/2037 •		$20	8
2.748% due 08/25/2034 ~		200	195
2.841% due 08/25/2035 ^~		1,529	1,375
2.930% due 03/25/2035 ~		33	26
5.500% due 05/25/2035		1,864	1,655
6.000% due 07/25/2036 ^		1,552	1,104
6.250% due 08/25/2037 ^		545	379
First Horizon Mortgage Pass-Through Trust
0.418% due 02/25/2035 •		11	10
2.829% due 10/25/2035 ~		298	305
2.906% due 09/25/2035 ~		1,296	1,281
3.094% due 08/25/2035 ~		809	686
3.097% due 10/25/2035 ^~		3,073	3,003
3.106% due 11/25/2037 ^~		2,117	1,594
3.375% due 11/25/2035 ^~		699	629
3.518% due 10/25/2036 ~		352	294
3.953% due 01/25/2037 ^~		25	18
4.026% due 11/25/2034 ~		926	904
5.250% due 05/25/2021 ^		303	219
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		57	60

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GMAC Mortgage Corp. Loan Trust
3.667% due 05/25/2035 ~		$1,275	$1,228
3.685% due 04/19/2036 ^~		2,259	2,162
4.389% due 06/19/2035 ~		131	125
Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	989	1,148
0.182% due 03/18/2039 •	GBP	28,818	36,562
0.192% due 06/18/2039 •		8,724	10,994
0.363% due 06/18/2039 •		$13,440	13,060
GreenPoint Mortgage Funding Trust
0.348% due 10/25/2046 ^•		492	421
0.418% due 04/25/2036 ^•		32	52
0.488% due 10/25/2046 ^•		676	485
0.588% due 06/25/2045 •		423	372
0.688% due 11/25/2045 •		314	271
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	18,012
GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)		36,800	1,163
2.500% due 07/25/2059 ~		191,017	199,749
3.199% due 10/10/2031		8,510	8,613
3.621% due 10/10/2035		13,200	14,472
GSC Capital Corp. Mortgage Trust
0.328% due 05/25/2036 ^•		149	139
GSMPS Mortgage Loan Trust
0.498% due 09/25/2035 •		4,391	3,663
7.500% due 06/25/2043		2,165	2,440
GSR Mortgage Loan Trust
0.448% due 07/25/2035 •		111	98
0.498% due 01/25/2034 •		26	25
1.920% due 04/25/2032 •		49	42
2.904% due 06/25/2034 ~		174	167
2.930% due 03/25/2033 •		14	14
2.962% due 09/25/2035 ~		25	25
3.055% due 11/25/2035 ^~		1,961	1,467
3.068% due 03/25/2037 ^~		3,719	3,031
3.341% due 07/25/2035 ~		22	22
3.350% due 11/25/2035 ~		9,915	9,776
3.432% due 05/25/2035 ~		651	643
3.502% due 04/25/2036 ~		44	36
3.664% due 05/25/2035 ~		17	16
3.783% due 01/25/2036 ^~		85	84
3.835% due 11/25/2035 ~		9	9
3.877% due 04/25/2035 ~		207	202
4.009% due 04/25/2035 ~		699	730
5.000% due 05/25/2036 ^		81	273
5.000% due 05/25/2037 ^		4	5
5.500% due 06/25/2035		1,599	1,726
5.500% due 06/25/2036 ^		653	655
6.000% due 08/25/2021 ^		19	21
6.000% due 03/25/2032		6	6
6.000% due 11/25/2035 ^		9,022	5,963
6.000% due 11/25/2035		870	622
6.000% due 02/25/2036 ^		3,948	2,964
6.000% due 01/25/2037 ^		814	737
6.000% due 03/25/2037 ^		24	19
6.000% due 07/25/2037 ^		189	169
6.250% due 09/25/2036 ^		448	435
6.500% due 09/25/2036 ^		2,470	1,729
HarborView Mortgage Loan Trust
0.356% due 09/19/2046 ^•		2,830	2,504
0.596% due 05/19/2035 •		8,169	7,620
0.636% due 06/19/2035 •		1,166	1,140
0.716% due 06/19/2034 •		407	409
0.756% due 04/19/2034 •		532	501
0.796% due 01/19/2035 •		1,144	1,068
0.856% due 01/19/2035 •		1,617	1,489
0.876% due 01/19/2035 •		114	113
0.956% due 11/19/2034 •		179	169
1.148% due 10/25/2037 •		1,073	1,032
2.532% due 06/19/2045 ^•		10,455	6,171
2.874% due 04/19/2034 ~		12	12
3.291% due 12/19/2035 ^~		1,025	974
3.424% due 08/19/2036 ^~		358	358
3.505% due 06/19/2036 ^~		4,631	2,767
3.572% due 07/19/2035 ^~		250	212
3.823% due 06/19/2036 ^~		2,910	1,986
Hawksmoor Mortgage Funding PLC
1.112% due 05/25/2053 •	GBP	7,101	9,167
Hilton USA Trust
2.828% due 11/05/2035		$33,800	33,880

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Holmes Master Issuer PLC
0.635% due 10/15/2054 •	$13,143	$13,147
HomeBanc Mortgage Trust
0.408% due 01/25/2036 •	1,081	1,044
0.888% due 12/25/2034 •	1,499	1,525
1.008% due 08/25/2029 •	752	725
3.113% due 04/25/2037 ^~	527	517
HSI Asset Securitization Corp. Trust
0.368% due 11/25/2035 •	12,733	11,659
Impac CMB Trust
0.888% due 11/25/2034 •	725	718
0.908% due 10/25/2033 •	8	8
0.928% due 10/25/2034 •	266	264
4.937% due 09/25/2034 þ	154	166
Impac Secured Assets CMN Owner Trust
3.646% due 07/25/2035 ~	589	505
IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~	100	97
2.447% due 08/25/2031 ~	247	244
2.823% due 01/25/2032 ~	54	51
IndyMac Mortgage Loan Trust
0.288% due 04/25/2037 •	801	800
0.328% due 02/25/2037 •	12,328	11,857
0.328% due 02/25/2037 ^•	2,153	2,052
0.348% due 11/25/2046 •	435	396
0.358% due 05/25/2046 •	84	79
0.448% due 11/25/2035 ^•	414	295
0.448% due 06/25/2037 ^•	929	508
0.608% due 04/25/2035 •	142	127
0.628% due 07/25/2035 •	1,286	1,213
0.788% due 07/25/2045 •	41	36
0.928% due 05/25/2034 •	3	2
0.948% due 11/25/2034 •	34	32
0.968% due 11/25/2034 ^•	890	803
2.925% due 01/25/2036 ^~	254	229
2.954% due 01/25/2035 ~	72	70
3.015% due 06/25/2037 ^~	1,847	1,704
3.032% due 07/25/2037 ~	1,197	958
3.043% due 10/25/2035 ~	343	299
3.047% due 08/25/2035 ~	29	27
3.058% due 06/25/2037 ~	5,459	3,710
3.125% due 08/25/2036 ~	1,137	1,069
3.177% due 09/25/2035 ^~	8,592	8,201
3.189% due 10/25/2034 ~	1,519	1,530
3.212% due 05/25/2036 ~	2,271	2,086
3.233% due 08/25/2035 ~	405	370
3.233% due 08/25/2035 ^~	346	309
3.265% due 12/25/2035 ~	2,740	2,522
3.290% due 03/25/2036 ^~	2,176	1,922
3.399% due 04/25/2037 ^~	7,877	6,934
3.456% due 04/25/2037 ~	5,334	4,970
3.466% due 01/25/2036 ^~	3,220	2,949
3.502% due 02/25/2035 ~	347	328
3.716% due 12/25/2034 ~	67	67
3.902% due 01/25/2036 ~	3,911	3,784
6.250% due 11/25/2037 ^	1,064	711
JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052	7,900	8,904
JPMorgan Alternative Loan Trust
0.288% due 03/25/2037 •	1,230	1,209
3.338% due 12/25/2036 ~	5,287	5,158
3.412% due 11/25/2036 ^~	112	112
3.677% due 05/25/2037 ^~	4,190	3,757
5.692% due 05/26/2037 ~	24,240	21,239
6.050% due 05/25/2036 þ	73	72
JPMorgan Chase Commercial Mortgage Securities Trust
1.152% due 06/15/2032 •	4,019	3,852
3.474% due 12/15/2049 ~	6,700	7,323
3.648% due 12/15/2049 ~	8,606	9,812
JPMorgan Mortgage Trust
2.839% due 10/25/2035 ^~	460	396
2.919% due 09/25/2035 ~	112	105
2.942% due 02/25/2034 ~	193	191
2.962% due 07/25/2035 ~	228	223
2.985% due 10/25/2036 ~	79	68
2.990% due 08/25/2035 ~	695	688
2.999% due 11/25/2033 ~	5	5
3.044% due 07/25/2035 ~	137	138
3.090% due 08/25/2035 ^~	1,047	956
3.132% due 10/25/2035 ~	5,040	5,061
3.150% due 08/25/2035 ~	2,142	2,175
3.152% due 06/25/2035 ~	1,614	1,662

16	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.157% due 10/25/2035 ^~		$1,166	$1,046
3.205% due 07/27/2037 ~		7,680	7,753
3.215% due 07/25/2035 ~		18	18
3.232% due 02/25/2036 ^~		47	41
3.253% due 08/25/2036 ^~		1,790	1,601
3.382% due 10/25/2036 ^~		2,038	1,764
3.431% due 12/25/2037 ~		91	78
3.460% due 10/25/2035 ~		6,030	5,590
3.462% due 07/25/2035 ~		3,348	3,323
3.489% due 10/25/2036 ^~		27	24
3.489% due 10/25/2036 ~		14,581	13,115
3.541% due 04/25/2036 ~		2,263	2,258
3.541% due 04/25/2036 ^~		3,495	3,217
3.559% due 11/25/2035 ^~		902	851
3.592% due 05/25/2036 ~		2,010	1,820
3.604% due 07/25/2035 ~		79	80
3.631% due 04/25/2035 ~		80	84
3.634% due 11/25/2035 ^~		1,582	1,441
3.639% due 07/25/2035 ~		903	888
3.650% due 06/25/2035 ~		2,236	2,262
3.683% due 07/25/2035 ~		620	616
3.688% due 04/25/2037 ^~		292	265
3.744% due 06/25/2035 ~		249	218
3.818% due 02/25/2036 ^~		9,067	7,996
5.500% due 03/25/2022 ^		34	32
5.500% due 07/25/2036 ^		626	506
5.750% due 01/25/2036 ^		20	15
6.500% due 07/25/2036 ^		3,093	1,981
6.500% due 08/25/2036 ^		464	288
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	7,919
0.871% due 02/22/2045 •		107,421	134,546
2.071% due 02/22/2045 •		29,232	34,962
2.250% due 02/22/2045		9,470	8,857
Lavender Trust
6.250% due 10/26/2036		$4,717	3,575
Lehman Mortgage Trust
0.468% due 08/25/2036 ^•		5,054	3,726
0.798% due 06/25/2037 ^•		422	358
5.000% due 12/25/2035 ^		41	38
5.154% due 01/25/2036 ^~		2,239	2,274
5.191% due 12/25/2035 ~		3,596	1,367
5.500% due 01/25/2036		777	594
5.954% due 04/25/2036 ^~		693	611
6.000% due 07/25/2036 ^		4,772	3,348
Lehman XS Trust
0.308% due 03/25/2047 ^•		21	141
0.338% due 11/25/2046 •		214	194
0.348% due 08/25/2046 •		8,627	8,239
0.348% due 08/25/2046 ^•		971	917
Luminent Mortgage Trust
0.308% due 11/25/2036 ^•		196	179
0.348% due 02/25/2046 •		59	48
0.388% due 04/25/2036 •		9,135	7,917
0.508% due 12/25/2036 ^•		2,694	2,494
Manhattan West
2.130% due 09/10/2039		47,900	49,887
MASTR Adjustable Rate Mortgages Trust
0.348% due 05/25/2047 •		348	404
0.358% due 04/25/2046 •		4,306	3,870
0.388% due 05/25/2037 •		859	508
0.748% due 05/25/2047 ^•		535	845
2.716% due 07/25/2035 ^~		529	495
3.051% due 03/25/2035 ~		293	278
3.185% due 05/25/2034 ~		100	102
3.236% due 12/25/2033 ~		24	23
3.270% due 12/25/2034 ~		2,149	2,048
3.718% due 10/25/2034 ~		1,202	1,160
3.785% due 12/25/2033 ~		62	65
3.806% due 10/25/2032 ~		102	100
MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•		6,860	388
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		331	297
MASTR Reperforming Loan Trust
0.508% due 07/25/2035 ^•		2,791	1,318
7.000% due 08/25/2034		1,830	1,605
7.000% due 05/25/2035		523	487
MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~		2,115	2,198
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •		1,324	1,314
0.892% due 09/15/2030 •		491	488
1.032% due 11/15/2031 •		26	25

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.012% due 08/15/2032 •		$61	$59
2.610% due 10/20/2029 •		1,043	1,026
Merrill Lynch Alternative Note Asset Trust
0.258% due 03/25/2037 •		866	343
0.448% due 03/25/2037 •		2,293	912
3.539% due 06/25/2037 ^~		1,145	858
6.000% due 03/25/2037		1,066	236
Merrill Lynch Mortgage Investors Trust
0.398% due 11/25/2035 •		13	13
0.418% due 04/25/2035 •		54	54
0.768% due 10/25/2028 •		29	29
0.772% due 04/25/2029 •		276	268
0.808% due 06/25/2028 •		539	532
0.808% due 09/25/2029 •		37	36
0.808% due 11/25/2029 •		131	126
0.888% due 03/25/2028 •		19	19
0.928% due 03/25/2028 •		7	7
0.974% due 10/25/2028 •		24	24
0.992% due 11/25/2029 •		114	114
1.810% (US0006M + 1.500%) due 12/25/2032 ~		151	145
2.731% due 02/25/2033 ~		12	11
2.847% due 05/25/2033 ~		2,074	2,066
2.964% due 05/25/2036 ~		1,179	1,148
3.105% due 09/25/2035 ~		1,420	1,376
3.169% due 08/25/2034 ~		450	455
3.177% due 12/25/2035 ~		452	438
3.253% due 09/25/2035 ^~		6,587	6,057
3.386% due 06/25/2037 ~		447	445
3.396% due 12/25/2035 ~		639	611
3.418% due 02/25/2034 ~		5	5
3.430% due 07/25/2035 ^~		259	250
3.506% due 06/25/2035 ~		3,483	3,465
3.698% due 12/25/2034 ~		21	21
3.776% due 02/25/2035 ~		2,821	2,904
3.868% due 05/25/2033 ~		7	7
3.963% due 11/25/2035 •		2,120	2,096
Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048		9,229	10,325
Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~		17,000	17,926
4.071% due 03/15/2052		3,635	4,308
Morgan Stanley Mortgage Loan Trust
0.408% due 03/25/2036 •		1,028	794
0.428% due 01/25/2036 •		8,805	6,139
0.438% due 12/25/2035 •		28	23
0.458% due 01/25/2035 •		4	4
0.468% due 01/25/2035 •		1,918	1,860
2.746% due 06/25/2036 ~		116	117
2.934% due 06/25/2037 ~		3,319	2,363
3.060% due 11/25/2037 ~		9,533	8,084
3.197% due 07/25/2035 ^~		145	137
3.208% due 07/25/2035 ~		294	280
3.243% due 07/25/2035 ^~		6,082	5,598
3.701% due 09/25/2035 ^~		1,774	976
3.728% due 06/25/2036 ~		10,384	8,980
5.701% due 02/25/2047 þ		1,608	970
6.000% due 02/25/2036 ^		296	303
6.000% due 10/25/2037 ^		1,560	1,232
MortgageIT Mortgage Loan Trust
0.378% due 04/25/2036 •		5,705	5,400
MortgageIT Securities Corp. Mortgage Loan Trust
0.648% due 09/25/2037 •		9,390	8,441
MortgageIT Trust
0.928% due 02/25/2035 •		330	331
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		564	582
New York Mortgage Trust
3.724% due 05/25/2036 ^~		5,176	4,708
Newgate Funding PLC
0.116% due 12/15/2050 •	EUR	60,200	68,470
0.221% due 12/01/2050 •	GBP	602	736
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.148% due 05/25/2035 •		$2,607	2,087
2.611% due 10/25/2035 ~		57	55
3.217% due 02/25/2036 ^~		215	185
5.820% due 03/25/2047 þ		817	854
7.000% due 02/19/2030 ~		644	659
Paragon Mortgages PLC
0.322% due 10/15/2041 •	GBP	1,465	1,890
PFP Ltd.
1.202% due 04/14/2037 •		$6,600	6,462
Prime Mortgage Trust
0.548% due 02/25/2034 •		851	811

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Proteus RMBS DAC
0.000% due 10/29/2054	EUR	220,492	$258,237
0.000% due 10/29/2054 «		481	5,959
0.000% due 10/29/2054 (h)		33,620	25,310
0.443% due 10/29/2054		20,861	24,298
0.643% due 10/29/2054		15,172	17,609
1.293% due 10/29/2054		11,379	13,159
2.543% due 10/29/2054		9,482	10,875
RAAC Trust
0.518% due 09/25/2034 •		$138	138
RBSGC Mortgage Loan Trust
0.528% due 12/25/2034 •		20,422	17,297
5.750% due 04/25/2035		9,448	9,480
RBSSP Resecuritization Trust
0.368% due 10/27/2036 •		2,346	2,144
0.412% due 08/27/2037 •		2,318	2,280
0.442% due 09/27/2037 •		9,301	7,642
0.502% due 02/27/2037 •		2,838	2,609
4.000% due 10/26/2037		8,193	7,721
Ready Capital Mortgage Financing LLC
2.298% due 02/25/2035 •		4,700	4,727
Regal Trust
2.255% due 09/29/2031 •		12	12
Residential Accredit Loans, Inc. Trust
0.278% due 02/25/2037 •		4,145	4,184
0.288% due 01/25/2037 •		3,769	3,651
0.298% due 02/25/2037 •		2,122	1,904
0.328% due 05/25/2036 •		11,510	10,521
0.328% due 09/25/2036 •		2,226	2,049
0.333% due 12/25/2036 •		29	27
0.338% due 07/25/2036 •		2,866	2,803
0.338% due 08/25/2036 ^•		4,648	4,390
0.338% due 09/25/2036 ^•		47	43
0.358% due 06/25/2037 •		1,576	1,340
0.418% due 02/25/2046 ^•		1,464	981
0.448% due 08/25/2035 •		336	285
0.478% due 03/25/2037 •		1,156	107
0.548% due 11/25/2036 ^•		1,274	873
2.379% due 09/25/2045 •		293	276
3.298% due 08/25/2035 ^~		1,518	845
3.748% due 04/25/2035 ~		431	381
4.542% due 09/25/2035 ^~		178	146
5.246% due 02/25/2036 ^~		794	662
6.000% due 08/25/2036 ^		1,555	1,523
6.000% due 09/25/2036 ^		1,541	1,435
6.000% due 09/25/2036		1,348	1,255
6.000% due 11/25/2036 ^		1,698	1,635
6.000% due 01/25/2037 ^		9	9
6.250% due 03/25/2037 ^		1,264	1,174
6.500% due 07/25/2037 ^		447	436
6.500% due 09/25/2037 ^		1,645	1,635
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		151	168
Residential Asset Securitization Trust
5.500% due 08/25/2034		75	77
5.500% due 06/25/2035 ^		458	372
5.750% due 02/25/2036 ^		660	458
6.000% due 04/25/2037 ^		258	208
6.000% due 05/25/2037 ^		147	119
6.000% due 07/25/2037 ^		1,147	670
6.250% due 08/25/2036		91	79
6.250% due 10/25/2036 ^		321	325
6.250% due 11/25/2036 ^		1,932	1,163
6.250% due 09/25/2037 ^		2,032	1,114
6.500% due 08/25/2036		1,334	682
6.500% due 09/25/2036 ^		1,265	786
Residential Funding Mortgage Securities, Inc. Trust
3.462% due 06/25/2035 ~		148	146
3.661% due 11/25/2035 ^~		51	46
4.287% due 02/25/2036 ^~		1,692	1,535
4.363% due 02/25/2037 ~		2,624	2,132
4.877% due 07/27/2037 ^~		6,091	5,347
5.500% due 12/25/2034		299	308
6.000% due 06/25/2036 ^		1,012	998
6.000% due 07/25/2036 ^		1,091	1,089
6.000% due 10/25/2036 ^		5,206	4,889
6.000% due 06/25/2037 ^		478	471
6.500% due 03/25/2032		70	74
Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	17,100	22,200
RESIMAC Bastille Trust
1.004% due 12/05/2059 •		$113	112
Resloc UK PLC
0.279% due 12/15/2043 •	GBP	2,497	2,976

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Ripon Mortgages PLC
0.000% due 08/20/2056 «(h)	GBP	154,522	$149,040
0.000% due 08/20/2056 (h)		23,413	27,905
0.000% due 08/20/2056 «~		0	14,022
0.010% due 11/01/2020 «		8,063	9,917
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,849	2,089
0.210% due 06/12/2044 •	GBP	26,721	32,620
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	45,137
0.107% due 09/28/2055 •		730,611	846,496
0.257% due 09/28/2055 •		62,548	68,577
0.507% due 09/28/2055 •		42,646	45,645
1.000% due 09/28/2055 ~		15,864	4,284
1.007% due 09/28/2055 •		25,587	27,386
1.757% due 09/28/2055 •		42,646	43,650
Securitized Asset Sales, Inc.
2.986% due 11/26/2023 ~		$30	28
Sequoia Mortgage Trust
0.356% due 07/20/2036 •		34	33
0.366% due 06/20/2036 •		873	812
0.506% due 07/20/2033 •		114	109
0.816% due 06/20/2033 •		6	6
0.916% due 10/20/2027 •		27	26
0.956% due 10/20/2027 •		416	412
0.975% due 09/20/2033 •		195	188
1.625% due 05/20/2034 •		845	832
1.645% due 05/20/2034 •		296	293
2.633% due 01/20/2047 ^~		1,393	1,071
3.209% due 09/20/2046 ^~		2,735	2,133
3.702% due 01/20/2047 ^~		1,968	1,705
Structured Adjustable Rate Mortgage Loan Trust
0.448% due 09/25/2034 •		1,326	1,251
0.448% due 10/25/2035 •		567	563
0.448% due 08/25/2036 ^•		3,562	2,711
1.810% due 10/25/2037 ^•		581	547
2.419% due 01/25/2035 ^•		142	131
2.737% due 09/25/2034 ~		7	7
2.892% due 09/25/2034 ~		45	45
3.151% due 09/25/2035 ~		797	769
3.170% due 02/25/2034 ~		617	607
3.219% due 01/25/2035 ~		307	304
3.239% due 08/25/2035 ~		41	39
3.286% due 05/25/2036 ^~		2,795	2,652
3.303% due 02/25/2036 ^~		2,004	1,467
3.339% due 12/25/2034 ~		30	30
3.396% due 12/25/2035 ~		2,007	1,856
3.408% due 11/25/2035 ^~		233	212
3.426% due 02/25/2036 ^~		1,460	1,322
3.489% due 12/25/2035 ~		735	477
3.569% due 04/25/2036 ^~		3,098	2,473
3.638% due 05/25/2036 ^~		481	453
3.640% due 11/25/2036 ^~		2,608	2,478
3.744% due 03/25/2036 ^~		469	420
3.909% due 02/25/2036 ^~		1,617	1,483
Structured Asset Mortgage Investments Trust
0.338% due 06/25/2036 •		936	919
0.358% due 04/25/2036 •		408	348
0.358% due 05/25/2036 •		89	82
0.368% due 05/25/2046 •		9,783	5,063
0.378% due 02/25/2036 ^•		179	158
0.406% due 07/19/2035 •		2,566	2,467
0.408% due 03/25/2037 •		1,454	715
0.408% due 05/25/2046 ^•		1	0
0.458% due 12/25/2035 ^•		2,063	1,932
0.488% due 03/25/2037 ^•		244	99
0.816% due 09/19/2032 •		1,208	1,180
0.856% due 01/19/2034 •		167	162
0.996% due 10/19/2033 •		338	321
0.998% due 05/25/2047 •		9,298	7,171
2.419% due 12/25/2035 ^•		1,571	1,512
3.625% due 02/25/2036 ^•		9,281	8,929
6.377% due 06/25/2029 ~		11	11
Structured Asset Securities Corp.
4.747% due 04/15/2027 ~		9	9
5.500% due 06/25/2035		1,036	1,099
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,690	2,033
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.751% due 07/25/2032 ~		21	20
2.783% due 03/25/2033 ~		721	739

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.873% due 07/25/2033 ~		$19	$19
3.269% due 01/25/2034 ~		1,235	1,250
3.462% due 11/25/2033 ~		82	79
5.200% due 06/25/2034 þ		97	97
Structured Asset Securities Corp. Trust
5.750% due 04/25/2035		1,894	1,579
SunTrust Adjustable Rate Mortgage Loan Trust
3.124% due 10/25/2037 ~		645	587
3.569% due 01/25/2037 ^~		2,797	2,518
3.853% due 02/25/2037 ^~		364	337
3.862% due 04/25/2037 ^~		388	314
SunTrust Alternative Loan Trust
0.798% due 12/25/2035 ^•		3,640	2,999
5.750% due 12/25/2035 ^		2,393	2,354
6.000% due 04/25/2036 ^		572	455
TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ		613	303
5.970% due 09/25/2036 ^þ		5,583	292
6.015% due 07/25/2037 þ		1,059	644
6.500% due 07/25/2036		4,761	1,988
Thornburg Mortgage Securities Trust
0.498% due 12/25/2033 •		330	330
1.622% due 06/25/2047 ^•		23,818	21,793
1.622% due 06/25/2047 •		3	2
1.672% due 03/25/2037 ^•		11,784	10,726
2.302% due 09/25/2037 ~		3,398	3,435
2.484% due 10/25/2043 ~		240	234
2.846% due 10/25/2046 •		62,524	61,334
3.572% due 07/25/2036 •		46,603	43,172
3.573% due 09/25/2047 ~		33,845	29,070
Towd Point Mortgage Funding PLC
0.963% due 05/20/2045 •	GBP	16,757	21,563
Trinity Square PLC
1.232% due 07/15/2051 •		7,827	10,115
UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~		$7,000	8,238
4.313% due 05/15/2051		10,000	11,826
VMC Finance LLC
1.251% due 09/15/2036 •		2,565	2,522
Wachovia Mortgage Loan Trust LLC
3.030% due 10/20/2035 ~		6	6
3.056% due 08/20/2035 ^~		1,537	1,502
3.495% due 08/20/2035 ^~		272	269
3.793% due 10/20/2035 ~		312	236
3.907% due 03/20/2037 ^~		512	475
WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		364	358
0.558% due 11/25/2045 •		234	228
0.558% due 12/25/2045 •		200	190
0.728% due 07/25/2045 •		195	187
0.888% due 11/25/2034 •		574	565
1.128% due 11/25/2034 •		279	274
1.779% due 04/25/2047 •		9,409	8,670
1.789% due 05/25/2047 •		10,428	9,371
1.932% due 07/25/2047 ^•		3,132	2,831
2.019% due 08/25/2046 •		117	114
2.182% due 05/25/2046 •		243	227
2.182% due 10/25/2046 •		7,817	7,367
2.182% due 12/25/2046 •		6,842	6,423
2.369% due 08/25/2035 ~		139	134
2.419% due 06/25/2042 •		355	339
2.772% due 09/25/2033 ~		45	43
2.790% due 09/25/2033 ~		441	434
2.954% due 10/25/2035 ~		512	513
2.959% due 08/25/2034 ~		177	177
3.017% due 09/25/2035 ~		10,299	10,922
3.032% due 09/25/2036 ^~		4,258	4,041
3.126% due 08/25/2036 ~		8,293	7,347
3.158% due 08/25/2046 ^~		6,094	5,663
3.176% due 08/25/2036 ^~		138	128
3.181% due 04/25/2037 ^~		2,037	1,848
3.230% due 11/25/2036 ^~		19	18
3.290% due 08/25/2036 ^~		977	907
3.290% due 05/25/2037 ^~		108	95
3.306% due 07/25/2037 ^~		254	247
3.353% due 12/25/2036 ^~		6,665	6,604
3.371% due 12/25/2036 ^~		54	53
3.468% due 03/25/2037 ~		15,544	15,372
3.508% due 02/25/2037 ^~		4,626	4,152
3.520% due 12/25/2035 ~		1,485	1,433
3.541% due 05/25/2037 ^~		1,435	1,378
3.545% due 04/25/2035 ~		3,110	3,077

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.545% due 12/25/2036 ^~		$8,296	$7,772
3.552% due 02/25/2037 ^~		10,520	10,091
3.609% due 03/25/2035 ~		1,080	1,097
3.609% due 03/25/2036 ^~		12,480	12,256
3.627% due 02/25/2037 ^~		5,791	5,585
3.630% due 05/25/2035 ~		15,470	15,623
3.647% due 04/25/2037 ^~		813	775
3.658% due 01/25/2036 ^~		4,127	3,973
3.660% due 02/25/2037 ^~		439	402
3.715% due 12/25/2035 ~		8,182	8,032
3.954% due 01/25/2033 ~		93	91
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	4	8,698
0.982% due 12/21/2049 •		190,560	245,422
1.682% due 12/21/2049 •		23,296	30,047
2.182% due 12/21/2049 •		11,648	14,983
2.682% due 12/21/2049 •		6,656	8,522
3.182% due 12/21/2049 •		6,656	8,410
Washington Mutual Mortgage Pass-Through Certificates Trust
0.308% due 02/25/2037 ^•		$12,475	10,880
0.598% due 04/25/2035 •		6,227	4,819
1.989% due 05/25/2046 ^•		3,623	3,027
2.321% due 05/25/2033 ~		103	98
3.270% due 02/25/2031 ~		1	1
3.620% due 06/25/2033 ~		1,532	1,550
4.241% due 09/25/2036 ^þ		3,317	1,434
5.500% due 11/25/2035 ^		540	556
5.500% due 06/25/2037 ^		910	939
6.000% due 04/25/2036 ^		1,753	1,678
6.268% due 07/25/2036 þ		1,337	513
6.449% due 07/25/2036 ^þ		2,284	876
Wells Fargo Alternative Loan Trust
3.334% due 07/25/2037 ^~		991	905
Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		9,400	10,374
3.311% due 06/15/2052		8,800	10,056
3.472% due 11/15/2050		10,070	11,400
3.615% due 12/15/2049		11,561	12,656
4.023% due 03/15/2052		33,712	39,871
4.442% due 09/15/2061		4,000	4,819
Wells Fargo Mortgage-Backed Securities Trust
3.121% due 07/25/2034 ~		6	6
4.019% due 04/25/2036 ~		1,342	1,292
4.073% due 03/25/2036 ~		71	67
Worldwide Plaza Trust
3.526% due 11/10/2036		6,280	6,921

Total Non-Agency Mortgage-Backed Securities (Cost $8,066,650)			8,096,577

ASSET-BACKED SECURITIES 7.5%
Aames Mortgage Investment Trust
0.928% due 10/25/2035 •		3,100	3,067
Accredited Mortgage Loan Trust
1.018% due 01/25/2035 •		663	639
4.330% due 06/25/2033 þ		1,238	1,238
4.980% due 10/25/2033 þ		1,036	1,101
ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		11	6
0.258% due 12/25/2036 •		5,924	2,483
0.308% due 08/25/2036 ^•		5,012	1,738
0.348% due 12/25/2036 •		22,840	9,884
0.368% due 08/25/2036 ^•		6,440	2,295
0.698% due 12/25/2045 ^•		4,557	3,302
0.768% due 02/25/2036 ^•		2,395	2,315
0.808% due 11/25/2035 •		7,639	7,656
0.848% due 08/25/2045 •		2,425	2,395
1.123% due 11/25/2033 •		1,640	1,633
1.123% due 12/25/2034 •		271	267
1.123% due 07/25/2035 •		2,721	2,722
1.948% due 10/25/2032 •		658	666
Aegis Asset-Backed Securities Trust
0.578% due 12/25/2035 •		3,300	3,128
0.628% due 06/25/2035 •		3,500	3,290
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.838% due 04/25/2034 •		43	43
0.928% due 05/25/2034 •		1,721	1,716
1.018% due 07/25/2034 •		248	247
3.523% due 11/25/2032 ^•		3,252	3,276
4.226% due 05/25/2034 ^þ		686	727
Amortizing Residential Collateral Trust
1.183% due 07/25/2032 •		43	43

18	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(c)		$25,750	$25,750
Ares CLO Ltd.
1.463% due 04/17/2026 •		916	917
Argent Securities Trust
0.258% due 09/25/2036 •		4,485	2,009
0.298% due 06/25/2036 •		19,966	8,118
0.298% due 09/25/2036 •		23,158	10,470
0.338% due 03/25/2036 •		6,284	4,230
0.418% due 05/25/2036 •		25,675	10,630
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.468% due 01/25/2036 •		11,287	10,668
1.273% due 11/25/2034 •		3,522	3,505
2.173% due 05/25/2034 •		614	612
Asset-Backed Funding Certificates Trust
1.008% due 12/25/2030 •		691	666
1.198% due 03/25/2034 ^•		2,032	1,989
1.243% due 05/25/2032 •		447	443
Asset-Backed Securities Corp. Home Equity Loan Trust
0.228% due 05/25/2037 •		194	160
0.598% due 11/25/2035 •		3,729	3,714
0.908% due 10/25/2034 •		1	1
1.502% due 04/15/2033 •		1,414	1,408
3.152% due 08/15/2033 •		376	379
3.377% due 08/15/2032 •		5,653	5,585
Avery Point CLO Ltd.
1.345% due 04/25/2026 •		314	314
B2R Mortgage Trust
2.567% due 06/15/2049		13,541	13,559
Barings Euro CLO BV
1.050% due 07/27/2030	EUR	1,400	1,642
Bear Stearns Asset-Backed Securities Trust
0.258% due 04/25/2031 •		$686	1,199
0.318% due 12/25/2036 ^•		3,322	3,562
0.348% due 12/25/2036 •		5,733	5,734
0.388% due 06/25/2047 •		7,077	7,015
0.488% due 05/25/2036 ^•		1,165	1,154
0.548% due 11/25/2034 ^•		1,220	943
0.548% due 02/25/2036 •		9,111	9,068
0.598% due 12/25/2042 •		90	89
0.788% due 12/25/2034 •		3	3
0.808% due 10/25/2032 •		748	743
0.948% due 10/27/2032 •		710	697
1.123% due 08/25/2035 •		1,030	1,030
1.148% due 10/25/2037 •		112	112
1.148% due 11/25/2042 •		135	132
1.198% due 08/25/2037 •		5,933	5,400
1.273% due 02/25/2035 •		3,251	3,254
2.098% due 06/25/2035 •		7,306	7,169
2.570% due 10/25/2036 ~		812	570
3.444% due 07/25/2036 ~		68	68
3.554% due 06/25/2043 ~		373	382
5.500% due 01/25/2034 þ		23	23
Bosphorus CLO DAC
0.820% due 12/15/2030 •	EUR	1,000	1,167
California Street CLO Ltd.
1.305% due 10/15/2025 •		$13,551	13,528
CarMax Auto Owner Trust
2.690% due 07/15/2022		9,702	9,749
Carrington Mortgage Loan Trust
0.208% due 01/25/2037 •		190	188
0.308% due 10/25/2036 •		4,350	3,724
0.398% due 10/25/2036 •		5,096	4,409
0.408% due 02/25/2037 •		53,326	49,902
1.392% due 10/20/2029 •		47,150	46,723
1.503% due 10/17/2029 •		8,700	8,688
Catamaran CLO Ltd.
1.672% due 10/18/2026 •		2,645	2,642
CDC Mortgage Capital Trust
0.943% due 07/25/2034 •		1,179	1,175
Cent CLO Ltd.
1.345% due 10/15/2026 •		27,849	27,753
Chase Funding Trust
0.708% due 02/25/2033 •		45	42
0.788% due 08/25/2032 •		486	468
0.808% due 11/25/2032 •		11	11
Chesapeake Funding LLC
0.522% due 08/15/2030 •		12,347	12,230
3.230% due 08/15/2030		1,928	1,957
CIT Group Home Equity Loan Trust
1.198% due 09/25/2030 •		1,128	1,117

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		$11,530	$11,583
Citigroup Mortgage Loan Trust
0.288% due 12/25/2036 •		381	377
0.308% due 12/25/2036 •		10,976	7,704
0.318% due 07/25/2045 •		9,282	7,933
0.338% due 05/25/2037 •		11,422	8,728
0.398% due 08/25/2036 •		19,781	19,382
0.408% due 01/25/2037 •		4,721	4,705
0.408% due 07/25/2045 •		4,436	3,828
0.418% due 05/25/2037 •		17,700	17,133
0.598% due 11/25/2045 •		1,699	1,690
4.393% due 10/25/2037 þ		2,605	2,756
5.764% due 01/25/2037 ^þ		1,066	676
6.351% due 05/25/2036 ^þ		2,603	1,401
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.078% due 05/25/2035 •		3,900	3,881
Citigroup Mortgage Loan Trust, Inc.
0.883% due 09/25/2035 ^•		10,118	10,068
CLNC FL1 Ltd.
1.406% due 08/20/2035 •		44,100	43,280
Commonbond Student Loan Trust
2.550% due 05/25/2041		5,612	5,760
Conseco Finance Corp.
6.870% due 04/01/2030 ~		61	63
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		243	262
Cork Street CLO Designated Activity Co.
0.760% due 11/27/2028 •	EUR	15,999	18,727
Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•		$4,454	4,195
0.288% due 08/25/2037 ^•		14,481	13,186
0.288% due 08/25/2037 •		677	668
0.298% due 01/25/2037 •		4,354	4,298
0.298% due 05/25/2037 •		5,548	5,521
0.308% due 01/25/2034 •		244	243
0.308% due 12/25/2035 ^•		1,045	1,036
0.318% due 05/25/2037 •		700	700
0.318% due 06/25/2047 •		1,290	1,289
0.328% due 06/25/2047 •		363	361
0.328% due 11/25/2047 ^•		2,358	2,108
0.368% due 09/25/2037 ^•		2,664	2,443
0.368% due 09/25/2047 ^•		25,654	22,954
0.378% due 10/25/2047 •		5,485	5,318
0.438% due 06/25/2036 •		1,159	1,160
0.438% due 08/25/2036 •		3,764	3,738
0.448% due 06/25/2036 •		734	735
0.448% due 07/25/2036 •		2,049	2,034
0.488% due 12/25/2036 ^•		448	312
0.548% due 08/25/2034 •		659	631
0.588% due 04/25/2036 •		3,527	3,520
0.598% due 03/25/2036 •		2,600	2,503
0.638% due 02/25/2036 •		2,496	2,490
0.888% due 05/25/2032 •		13	13
4.538% due 10/25/2046 ^~		2,954	2,938
4.684% due 10/25/2032 ^~		4,536	4,358
Countrywide Asset-Backed Certificates Trust
0.288% due 02/25/2037 •		9,930	9,341
0.288% due 03/25/2037 •		4,183	4,003
0.308% due 03/25/2037 •		3,116	3,097
0.308% due 09/25/2046 •		1,723	1,688
0.338% due 06/25/2047 •		2,197	2,179
0.608% due 05/25/2036 •		27,306	26,852
0.678% due 02/25/2036 •		4,348	4,325
0.788% due 02/25/2036 •		9,944	9,639
0.798% due 07/25/2035 •		2,249	2,253
0.948% due 08/25/2047 •		14,651	14,480
1.498% due 04/25/2035 •		3,500	3,485
4.552% due 12/25/2034 ~		1,632	1,667
4.693% due 10/25/2035 ~		44	45
4.740% due 10/25/2035 ~		13	14
5.103% due 05/25/2035 þ		453	459
5.583% due 08/25/2035 ~		17,821	18,890
5.859% due 10/25/2046 ^~		2,891	2,822
Countrywide Asset-Backed Certificates Trust, Inc.
0.648% due 10/25/2034 •		1,966	1,921
0.888% due 12/25/2034 •		2,037	1,974
1.048% due 11/25/2034 •		364	351
Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		7,875	7,959

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse First Boston Mortgage Securities Corp.
0.888% due 08/25/2032 •		$1,809	$1,740
1.798% due 05/25/2043 •		357	356
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)		117	117
3.196% due 02/25/2056		546,235	523,009
Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		326	256
1.248% due 04/25/2032 •		32	32
6.780% due 05/25/2035 þ		1,121	1,165
Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.557% due 03/25/2037 ^þ		5,351	2,849
Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		103	63
0.298% due 11/25/2036 •		9,957	6,184
0.398% due 04/25/2037 •		912	714
Crown Point CLO Ltd.
1.213% due 07/17/2028 •		14,905	14,754
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		1,548	503
5.720% due 09/25/2036 ^þ		2,087	994
6.172% due 06/25/2036 ^þ		1,821	727
CVC Cordatus Loan Fund DAV
0.780% due 08/15/2032 •	EUR	2,700	3,150
CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •		$953	955
Delta Funding Home Equity Loan Trust
0.972% due 09/15/2029 •		143	141
Denali Capital CLO LLC
1.295% due 10/26/2027 •		29,386	29,298
Driver Australia Trust
1.020% due 07/21/2026	AUD	5,458	3,903
Dryden Senior Loan Fund
1.175% due 10/15/2027 •		$20,486	20,332
Elmwood CLO Ltd.
1.622% due 04/20/2030 •		13,000	13,000
EMC Mortgage Loan Trust
0.888% due 05/25/2040 •		20	20
1.048% due 05/25/2043 •		6	6
Enterprise Fleet Financing LLC
3.380% due 05/20/2024		10,995	11,185
EquiFirst Mortgage Loan Trust
0.898% due 01/25/2034 •		16	15
Evergreen Credit Card Trust
1.900% due 09/16/2024		28,300	29,095
FAB UK Ltd.
0.881% due 12/06/2045 •	GBP	2,201	2,810
Fair Oaks Loan Funding DAC
1.900% due 07/15/2031 •	EUR	4,500	5,331
Fieldstone Mortgage Investment Trust
0.338% due 05/25/2036 •		$8,875	7,144
0.495% due 11/25/2036 •		9,932	7,262
Figueroa CLO Ltd.
1.175% due 01/15/2027 •		3,993	3,994
Finance America Mortgage Loan Trust
1.048% due 08/25/2034 •		350	344
First Franklin Mortgage Loan Trust
0.308% due 04/25/2036 •		2,929	2,840
0.388% due 08/25/2036 •		5,553	4,947
0.388% due 10/25/2036 •		5,196	4,242
0.458% due 10/25/2036 •		6,000	4,760
0.598% due 11/25/2036 •		3,804	3,790
0.638% due 07/25/2035 •		1,220	1,219
0.883% due 12/25/2034 •		1,057	1,124
1.348% due 01/25/2035 •		2,690	2,669
1.573% due 10/25/2034 •		1,256	1,255
First NLC Trust
0.288% due 08/25/2037 •		3,075	1,940
0.428% due 08/25/2037 •		1,741	1,125
0.608% due 05/25/2035 •		1,337	1,280
Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024		53,200	55,042

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Fremont Home Loan Trust
0.208% due 01/25/2037 •		$32	$18
0.275% due 08/25/2036 •		411	177
0.278% due 11/25/2036 •		43,550	22,173
0.298% due 01/25/2037 •		14,410	8,093
0.318% due 02/25/2037 •		51,176	26,491
0.335% due 08/25/2036 •		8,412	3,697
0.388% due 02/25/2037 •		19,434	10,285
0.398% due 05/25/2036 •		12,083	9,142
0.418% due 04/25/2036 •		3,100	2,718
0.478% due 01/25/2036 •		14,670	14,241
0.883% due 07/25/2035 •		1,112	1,103
1.078% due 07/25/2034 •		132	132
1.213% due 06/25/2035 •		6,400	6,321
Galaxy CLO Ltd.
1.475% due 10/15/2030 •		10,500	10,433
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	100,768	73,773
GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •		$6	4
GLS Auto Receivables Issuer Trust
1.580% due 08/15/2024		10,724	10,831
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037 ~		29	29
GoldentTree Loan Management U.S. CLO Ltd.
1.612% due 01/20/2033 •		53,650	53,530
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		272	281
GSAA Home Equity Trust
0.218% due 03/25/2036 •		50	23
0.248% due 03/25/2037 •		612	258
0.268% due 04/25/2047 •		3,096	2,910
0.268% due 05/25/2047 •		4,500	3,368
0.328% due 05/25/2036 •		15,564	5,740
0.328% due 07/25/2037 •		1,588	1,525
0.448% due 03/25/2037 •		2,350	1,330
0.448% due 05/25/2047 •		261	203
0.488% due 09/25/2036 •		10,073	3,671
0.598% due 08/25/2037 •		2,660	2,628
3.684% due 03/25/2036 ~		6,303	3,731
GSAMP Trust
0.238% due 01/25/2037 •		3,489	2,569
0.268% due 12/25/2036 •		6,636	4,028
0.308% due 05/25/2046 •		615	610
0.328% due 11/25/2035 •		384	70
0.388% due 06/25/2036 •		4,815	3,510
0.388% due 08/25/2036 •		2,079	1,815
0.418% due 04/25/2036 •		4,476	3,680
1.198% due 06/25/2034 •		453	432
1.398% due 03/25/2034 ^•		3,117	2,790
1.468% due 12/25/2034 ^•		1,316	1,101
1.798% due 10/25/2034 •		220	220
Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •		23,500	23,551
Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		10,565	10,554
Home Equity Asset Trust
0.748% due 11/25/2032 •		154	137
1.243% due 05/25/2035 •		3,070	3,063
Home Equity Loan Trust
0.378% due 04/25/2037 •		9,297	8,886
Home Equity Mortgage Loan Asset-Backed Trust
0.268% due 04/25/2037 •		1,255	992
0.358% due 04/25/2037 •		4,037	3,228
HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •		110	41
HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •		167	91
0.258% due 12/25/2036 •		560	227
0.318% due 12/25/2036 •		5,098	2,083
0.538% due 11/25/2035 •		4,228	4,116
ICG U.S. CLO Ltd.
0.000% due 10/22/2031 •(c)		40,700	40,700
IMC Home Equity Loan Trust
5.690% due 07/25/2026 ~		12	12
7.310% due 11/20/2028		11	11
7.520% due 08/20/2028		11	12
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.008% due 10/25/2033 •		466	463
IXIS Real Estate Capital Trust
0.778% due 02/25/2036 •		1,410	1,415

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Jamestown CLO Ltd.
0.965% due 07/15/2026 •		$4,736	$4,736
1.493% due 01/17/2027 •		7,842	7,835
2.103% due 04/15/2033 •		12,400	12,342
JPMorgan Mortgage Acquisition Trust
0.228% due 08/25/2036 •		234	132
0.258% due 08/25/2036 •		29	23
0.308% due 01/25/2036 •		602	601
0.308% due 07/25/2036 ^•		6,309	2,427
0.338% due 03/25/2047 •		21,280	20,778
0.388% due 08/25/2036 •		2,964	2,912
0.408% due 07/25/2036 •		5,980	5,881
0.408% due 03/25/2037 •		5,530	5,449
0.418% due 04/25/2036 •		4,250	4,228
6.337% due 08/25/2036 ^þ		1,974	1,520
KKR CLO Ltd.
1.542% due 07/18/2030 •		1,000	994
1.545% due 07/15/2030		2,739	2,731
LA Arena Funding LLC
7.656% due 12/15/2026		33	33
LCM LP
1.312% due 10/20/2027 •		13,900	13,789
Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		562,649	3,361
0.000% due 07/25/2057 (h)		158,952	159,736
0.000% due 01/25/2058 ~		130	130
0.000% due 02/25/2058 ~		15,577	11,137
3.122% due 12/25/2056 ~		562,649	535,128
4.000% due 02/25/2058 ~		69,130	73,880
4.039% due 12/26/2057 ~		508,109	525,343
4.084% due 01/25/2058 ~		39,980	40,769
4.250% due 02/25/2058 ~		15,577	17,606
4.500% due 02/25/2058 ~		15,577	16,575
Lehman ABS Mortgage Loan Trust
0.238% due 06/25/2037 •		6,572	5,170
0.348% due 06/25/2037 •		3,548	2,830
LoanCore Issuer Ltd.
1.282% due 05/15/2028 •		21,467	21,388
Long Beach Mortgage Loan Trust
0.308% due 12/25/2036 •		25,809	20,303
0.668% due 08/25/2045 •		6,693	6,469
0.708% due 10/25/2034 •		11	10
0.908% due 08/25/2045 •		1,354	1,349
1.198% due 06/25/2035 •		8,900	8,637
1.423% due 02/25/2035 •		4,500	4,456
Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		9,801	9,720
Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 «•	EUR	4,200	4,908
Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •		$1,173	1,172
MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •		95	35
0.298% due 08/25/2036 •		5,103	2,817
0.388% due 03/25/2036 •		7,465	6,086
0.388% due 10/25/2036 •		5,034	4,594
0.648% due 10/25/2035 ^•		9,471	9,061
1.078% due 06/25/2035 •		8,620	8,557
5.471% due 11/25/2035 þ		312	296
5.719% due 02/25/2036 þ		622	616
Merrill Lynch First Franklin Mortgage Loan Trust
0.318% due 04/25/2037 •		2,886	1,653
Merrill Lynch Mortgage Investors Trust
0.208% due 11/25/2037 •		1,821	912
0.258% due 08/25/2037 •		9,592	6,431
0.268% due 02/25/2037 •		1,037	434
0.298% due 08/25/2037 •		40,169	27,174
0.298% due 11/25/2037 •		12,972	6,703
0.388% due 08/25/2037 •		2,008	1,386
0.408% due 03/25/2037 •		45,050	40,694
0.468% due 03/25/2037 •		12,081	10,960
0.598% due 02/25/2047 •		19,126	13,956
0.695% due 04/25/2037 •		3,070	2,136
MESA Trust
0.948% due 12/25/2031 •		355	353
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		154	166
Mid-State Trust
7.791% due 03/15/2038		1,264	1,389
Morgan Stanley ABS Capital, Inc. Trust
0.198% due 07/25/2036 •		159	84
0.208% due 12/25/2036 •		2,944	1,897
0.208% due 05/25/2037 •		1,265	1,095

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.238% due 01/25/2037 •	$6,236	$3,787
0.248% due 11/25/2036 •	1,631	1,168
0.258% due 03/25/2037 •	7,248	4,017
0.288% due 11/25/2036 •	16,139	10,123
0.288% due 05/25/2037 •	5,132	4,316
0.298% due 09/25/2036 •	17,781	8,704
0.298% due 10/25/2036 •	14,944	9,856
0.298% due 11/25/2036 •	18,037	12,997
0.298% due 12/25/2036 •	2,374	1,550
0.308% due 09/25/2036 •	4,212	2,459
0.328% due 03/25/2037 •	27,925	15,646
0.348% due 02/25/2037 •	2,378	1,516
0.378% due 10/25/2036 •	1,788	1,193
0.378% due 11/25/2036 •	16,233	11,807
0.398% due 08/25/2036 •	17,497	11,077
0.398% due 12/25/2036 •	10,297	6,825
0.398% due 05/25/2037 •	2,266	1,985
0.448% due 06/25/2036 •	7,919	5,246
0.488% due 03/25/2037 •	3,602	2,069
0.508% due 02/25/2037 •	4,315	1,966
0.793% due 09/25/2035 •	1,432	1,427
0.883% due 07/25/2035 •	6,100	5,975
1.078% due 11/25/2034 •	8,378	8,351
1.148% due 03/25/2033 •	808	794
1.168% due 08/25/2034 •	143	143
Morgan Stanley Dean Witter Capital, Inc. Trust
1.423% due 09/25/2032 •	1,123	1,114
1.498% due 02/25/2033 •	699	698
Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •	17,278	10,338
0.308% due 04/25/2036 •	6,091	4,878
Morgan Stanley IXIS Real Estate Capital Trust
0.198% due 11/25/2036 •	6	3
0.298% due 07/25/2036 •	9,819	5,580
0.378% due 07/25/2036 •	30,111	17,493
Morgan Stanley Mortgage Loan Trust
0.228% due 11/25/2036 •	3,767	1,497
0.268% due 04/25/2037 •	5,995	2,694
0.378% due 02/25/2037 •	556	231
0.508% due 04/25/2037 •	2,905	1,404
1.560% due 11/25/2036 ^•	1,902	873
5.577% due 10/25/2046 ^þ	2,782	1,000
5.726% due 10/25/2036 ^þ	1,269	562
5.750% due 04/25/2037 ^~	750	477
6.000% due 02/25/2037 ^~	598	476
Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	12,090	12,072
Mountain View CLO Ltd.
1.075% due 10/15/2026 •	4,494	4,467
Nassau Ltd.
2.383% due 07/20/2029 •	16,800	16,833
Navient Private Education Loan Trust
3.610% due 12/15/2059	10,913	11,331
Navient Private Education Refi Loan Trust
2.180% due 08/15/2068	3,522	3,535
Navient Student Loan Trust
3.430% due 12/15/2059	2,220	2,225
Nelnet Student Loan Trust
0.775% due 03/25/2030 •	5,092	5,057
New Century Home Equity Loan Trust
0.628% due 10/25/2035 •	2,299	2,241
0.823% due 03/25/2035 •	5,352	5,301
1.033% due 05/25/2034 •	1,073	1,048
3.148% (US0001M + 3.000%) due 01/25/2033 ^~	2,286	2,114
Nissan Auto Lease Trust
2.710% due 07/15/2021	2,440	2,444
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 10/25/2036 ^•	23,153	6,709
0.548% due 02/25/2037 ^•	2,088	773
0.638% due 05/25/2035 •	1,493	1,487
6.032% due 10/25/2036 ^þ	2,992	1,260
NovaStar Mortgage Funding Trust
0.248% due 01/25/2037 •	4,209	1,895
0.298% due 09/25/2036 •	16,664	9,975
0.298% due 03/25/2037 •	4,492	2,140
0.318% due 11/25/2036 •	10,111	4,619
0.328% due 03/25/2037 •	3,719	1,786
0.358% due 01/25/2037 •	18,934	8,823
0.398% due 10/25/2036 •	5,356	4,218
0.448% due 06/25/2036 •	2,298	1,943
0.858% due 12/25/2033 •	396	389
0.973% due 06/25/2034 •	56	54
2.023% due 03/25/2035 •	9,200	9,184

20	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OCP CLO Ltd.
1.123% due 04/17/2027 •	$2,635	$2,636
1.392% due 07/20/2029 •	7,350	7,327
OHA Credit Funding Ltd.
1.592% due 07/20/2032 •	13,600	13,567
OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	54,252	54,939
OneMain Financial Issuance Trust
2.370% due 09/14/2032	14,139	14,168
Option One Mortgage Loan Trust
0.248% due 01/25/2037 •	11,492	8,072
0.288% due 01/25/2037 •	25,870	18,296
0.318% due 05/25/2037 •	4,450	3,093
0.328% due 04/25/2037 •	7,717	5,057
0.368% due 01/25/2037 •	9,728	6,975
0.368% due 04/25/2037 •	22,197	17,597
0.388% due 04/25/2037 •	3,271	2,305
0.398% due 03/25/2037 •	1,497	989
0.398% due 07/25/2037 •	3,391	2,732
0.478% due 04/25/2037 •	2,484	1,653
0.508% due 01/25/2036 •	6,600	5,886
Option One Mortgage Loan Trust Asset-Backed Certificates
0.838% due 11/25/2035 •	21,800	21,125
1.003% due 10/25/2032 •	2,370	2,357
Ownit Mortgage Loan Trust
0.748% due 10/25/2036 ^•	2,900	2,856
OZLM Funding Ltd.
1.488% due 07/22/2029 •	9,345	9,275
Palmer Square CLO Ltd.
1.130% due 08/15/2026 •	14,971	14,942
Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •	20,005	19,935
1.053% due 02/20/2028 •	13,753	13,688
1.242% due 04/20/2027 •	6,103	6,093
2.005% due 07/20/2028 •	43,400	43,453
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.948% due 12/25/2034 •	13,859	14,038
People’s Choice Home Loan Securities Trust
0.868% due 05/25/2035 ^•	592	592
1.093% due 05/25/2035 ^•	7,000	6,690
1.498% due 01/25/2035 •	4,044	3,968
People’s Financial Realty Mortgage Securities Trust
0.288% due 09/25/2036 •	20,236	7,796
Popular ABS Mortgage Pass-Through Trust
0.358% due 01/25/2037 •	6,234	6,084
0.778% due 06/25/2035 •	3,676	3,624
RAAC Trust
0.418% due 05/25/2036 •	1,162	1,152
0.448% due 06/25/2044 •	1,788	1,569
0.488% due 02/25/2036 •	1,916	1,903
0.498% due 11/25/2046 •	10,305	9,771
0.548% due 06/25/2047 •	378	378
Renaissance Home Equity Loan Trust
0.508% due 11/25/2034 •	276	255
0.848% due 08/25/2032 •	104	99
1.028% due 08/25/2033 •	48	46
5.893% due 06/25/2037 ^þ	8,030	3,143
5.906% due 06/25/2037 þ	8,997	3,530
Residential Asset Mortgage Products Trust
0.438% due 02/25/2036 •	2,724	2,698
0.448% due 03/25/2036 •	16,028	15,702
2.698% due 12/25/2034 •	1,624	1,629
Residential Asset Securities Corp. Trust
0.278% due 11/25/2036 •	8,023	7,349
0.298% due 08/25/2036 •	525	516
0.318% due 11/25/2036 •	2,965	2,794
0.388% due 10/25/2036 •	2,204	2,142
0.418% due 05/25/2037 •	888	885
0.428% due 04/25/2036 •	3,888	3,821
0.558% due 01/25/2036 •	926	925
0.728% due 06/25/2033 •	1,111	1,026
0.738% due 09/25/2035 •	3,882	3,878
0.808% due 11/25/2035 •	847	848
0.973% due 07/25/2034 •	706	691
1.243% due 03/25/2035 •	2,803	2,752
Residential Mortgage Loan Trust
1.648% due 09/25/2029 •	4	4
SACO Trust
0.568% due 03/25/2036 ^•	12	12
Santander Drive Auto Receivables Trust
0.502% due 05/15/2023 •	6,000	6,004
0.670% due 04/15/2024	12,800	12,842

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Santander Retail Auto Lease Trust
2.720% due 01/20/2022		$18,085	$18,190
Saxon Asset Securities Trust
0.318% due 10/25/2046 •		9,333	9,158
Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•		255	84
0.278% due 05/25/2037 ^•		660	545
0.308% due 07/25/2036 •		2,658	1,339
0.388% due 07/25/2036 •		3,417	1,765
0.398% due 03/25/2036 •		11,534	8,694
0.398% due 05/25/2036 •		12,398	8,723
1.108% due 01/25/2036 ^•		2,765	2,405
Seneca Park CLO Ltd.
1.393% due 07/17/2026 •		2,412	2,414
SG Mortgage Securities Trust
0.298% due 10/25/2036 •		20,988	19,447
SLC Student Loan Trust
0.360% due 03/15/2027 •		6,435	6,396
1.150% due 06/15/2021 •		3,267	3,139
SLM Private Education Loan Trust
2.402% due 06/16/2042 •		2,649	2,654
SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	1,466	1,718
0.365% due 01/25/2027 •		$36,218	35,900
0.395% due 10/25/2029 •		10,162	9,998
0.575% due 01/25/2022 •		6,231	5,938
0.720% due 12/15/2027 •		25,428	25,285
0.800% due 12/15/2025 •		17,381	17,318
1.145% due 07/25/2023 •		495	471
1.945% due 07/25/2023 •		819	809
SoFi Alternative Trust
0.984% due 05/16/2050 ~		198,865	214,020
SoFi Consumer Loan Program Trust
3.010% due 04/25/2028		6,841	6,928
SoFi Professional Loan Program LLC
1.448% due 02/25/2040 •		2,449	2,465
3.020% due 02/25/2040		4,051	4,186
Sound Point CLO Ltd.
1.675% due 04/15/2032 •		6,650	6,668
Soundview Home Loan Trust
0.258% due 01/25/2037 •		3,688	3,197
0.308% due 11/25/2036 •		2,198	2,184
0.308% due 01/25/2037 •		3,520	3,068
0.328% due 02/25/2037 •		9,014	3,465
0.328% due 08/25/2037 •		2,112	2,038
0.408% due 02/25/2037 •		11,630	4,602
0.428% due 05/25/2036 •		5,000	4,898
0.973% due 06/25/2035 •		880	895
South Carolina Student Loan Corp.
1.246% due 09/03/2024 •		213	213
SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		12,500	12,493
Specialty Underwriting & Residential Finance Trust
0.248% due 11/25/2037 •		501	341
0.525% due 03/25/2037 •		2,681	1,930
0.748% due 12/25/2036 •		3,640	3,564
0.898% due 06/25/2036 •		326	326
1.048% due 06/25/2036 •		18,300	17,547
1.123% due 12/25/2035 •		1,916	1,912
3.787% due 02/25/2037 ^þ		6,512	3,521
3.787% due 02/25/2037 þ		30,505	16,504
Structured Asset Investment Loan Trust
0.298% due 06/25/2036 •		1,227	1,202
0.298% due 09/25/2036 •		13,029	12,700
0.748% due 01/25/2036 •		5,059	4,996
0.848% due 04/25/2033 •		643	635
1.048% due 05/25/2035 •		9,400	9,274
1.078% due 09/25/2034 •		322	316
1.078% due 01/25/2035 •		31,455	31,310
1.148% due 09/25/2034 •		239	236
1.273% due 01/25/2035 •		3,957	3,623
1.348% due 12/25/2034 •		5,218	5,214
1.528% due 04/25/2033 •		129	127
1.723% due 01/25/2035 •		4,313	2,813
1.873% due 01/25/2035 ^•		2,888	573
Structured Asset Securities Corp. Mortgage Loan Trust
0.328% due 01/25/2037 •		2,851	1,591
0.398% due 09/25/2036 •		3,583	3,544
0.418% due 04/25/2036 •		11,864	11,463
0.448% due 06/25/2035 •		814	810
0.598% due 05/25/2037 •		3,486	3,354
1.148% due 08/25/2037 •		8,496	8,527
2.698% due 12/25/2034 •		838	844

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •		$3,190	$3,184
Telos CLO Ltd.
1.543% due 01/17/2027 •		7,797	7,780
TICP CLO Ltd.
1.112% due 04/20/2028 •		28,637	28,346
TPG Real Estate Finance
1.301% due 10/15/2034 •		61,100	60,109
Trestles CLO Ltd.
1.535% due 07/25/2029 •		11,200	11,192
Triaxx Prime CDO Ltd.
0.417% due 10/02/2039 •		26,997	10,394
Utah State Board of Regents
0.925% due 01/25/2057 •		46,794	46,676
Vendome Funding CLO DAC
1.860% due 07/20/2031 •	EUR	31,500	37,167
Venture CLO Ltd.
1.056% due 02/28/2026 •		$22,796	22,689
1.342% due 07/19/2028 •		7,700	7,662
WaMu Asset-Backed Certificates WaMu Trust
0.398% due 04/25/2037 •		11,782	6,214
Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •		1,634	867
WhiteHorse Ltd.
1.203% due 04/17/2027 •		2,160	2,155
Z Capital Credit Partners CLO Ltd.
1.221% due 07/16/2027 •		13,116	13,085

Total Asset-Backed Securities (Cost $5,047,128)			5,253,956

SOVEREIGN ISSUES 4.4%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	19,300	23,635
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (h)	BRL	7,767,702	1,368,037
0.000% due 07/01/2021 (h)		1,085,000	189,755
Chile Government International Bond
1.625% due 01/30/2025	EUR	11,600	14,458
2.450% due 01/31/2031		$43,900	46,161
3.500% due 01/25/2050		10,200	11,666
Emirate of Abu Dhabi Government International Bond
2.500% due 04/16/2025		20,600	21,959
3.125% due 04/16/2030		36,700	41,210
3.875% due 04/16/2050		34,300	42,017
Hong Kong Government International Bond
2.500% due 05/28/2024		1,000	1,056
Indonesia Government International Bond
4.200% due 10/15/2050		36,600	42,449
Israel Government International Bond
2.750% due 07/03/2030		28,900	32,037
3.250% due 01/17/2028		18,000	20,555
3.875% due 07/03/2050		56,000	67,480
4.125% due 01/17/2048		4,000	5,078
Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	20,800	22,167
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$46,600	48,157
3.375% due 09/27/2023		55,800	60,480
Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	39,338
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	27,234
Kuwait International Government Bond
2.750% due 03/20/2022		21,700	22,323
Mexico Government International Bond
1.350% due 09/18/2027	EUR	4,500	5,182
3.900% due 04/27/2025		$9,800	10,736
4.750% due 04/27/2032		7,500	8,494
5.000% due 04/27/2051		26,100	29,219
New South Wales Treasury Corp.
2.750% due 11/20/2025 (i)	AUD	1,327	1,105
6.000% due 03/01/2022		165	128
Paraguay Government International Bond
4.950% due 04/28/2031		$6,500	7,517
Peru Government International Bond
2.392% due 01/23/2026		8,600	9,026
2.783% due 01/23/2031		2,900	3,146
5.350% due 08/12/2040	PEN	87,100	24,001
5.400% due 08/12/2034		64,700	18,810
5.940% due 02/12/2029		467,400	152,473
6.150% due 08/12/2032		140,000	44,595
6.350% due 08/12/2028		457,500	153,173
6.950% due 08/12/2031		41,800	14,201
8.200% due 08/12/2026		297,200	109,547

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Poland Government International Bond
4.000% due 01/22/2024		$15	$17
Province of Alberta
2.050% due 08/17/2026		6,000	6,438
Province of Quebec
3.500% due 12/01/2022	CAD	68,053	54,571
Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	440,953	2,602
Qatar Government International Bond
3.375% due 03/14/2024		$34,200	36,899
3.750% due 04/16/2030		30,300	35,168
3.875% due 04/23/2023		42,900	46,135
4.000% due 03/14/2029		21,100	24,713
4.400% due 04/16/2050		46,200	59,599
4.500% due 01/20/2022		6,000	6,293
4.500% due 04/23/2028		12,200	14,615
5.103% due 04/23/2048		600	836
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	362
Saudi Government International Bond
2.375% due 10/26/2021		$15,500	15,783
Serbia Government International Bond
3.125% due 05/15/2027	EUR	19,600	24,600
Tokyo Metropolitan Government
2.000% due 05/17/2021		$400	404
2.500% due 06/08/2022		4,500	4,649

Total Sovereign Issues (Cost $3,101,238)			3,072,289

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (f)		775,108	1
Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		9,250	6

Total Common Stocks (Cost $15,194)			7

	SHARES	MARKET VALUE (000s)
CONVERTIBLE PREFERRED SECURITIES 0.0%
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 «(f)	8,712,560	$0
6.250% due 07/14/2033 «(f)	475,440	0

Total Convertible Preferred Securities (Cost $0)		0

PREFERRED SECURITIES 0.9%
BANKING & FINANCE 0.0%
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(j)(k)	6,400,000	7,766
Charles Schwab Corp.
5.375% due 06/01/2025 •(j)	7,800,000	8,471
CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(j)	40,000	4,180
Discover Financial Services
6.125% due 06/23/2025 •(j)	24,000,000	25,447
Encina Private Credit LLC «	3,411	0
Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)	13,900,000	14,630

		60,494

UTILITIES 0.9%
AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)	22,978,604	621,611

Total Preferred Securities (Cost $678,821)		682,105

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 2.1%
REPURCHASE AGREEMENTS (m) 1.1%		$770,484

U.S. TREASURY BILLS 1.0%
0.134% due 10/06/2020 - 01/28/2021 (g)(h)(n)(p)(r)	$783,000	782,914

Total Short-Term Instruments (Cost $1,553,353)		1,553,398

Total Investments in Securities (Cost $80,604,559)		82,747,263

	SHARES
INVESTMENTS IN AFFILIATES 9.9%
SHORT-TERM INSTRUMENTS 9.9%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%
PIMCO Short Asset Portfolio	339,482,618	3,399,240
PIMCO Short-Term Floating NAV Portfolio III	355,559,303	3,506,170

Total Short-Term Instruments (Cost $6,890,865)		6,905,410

Total Investments in Affiliates (Cost $6,890,865)		6,905,410

Total Investments 128.0% (Cost $87,495,424)		$89,652,673
Financial Derivative Instruments (o)(q) 0.2% (Cost or Premiums, net $(155,245))		149,152
Other Assets and Liabilities, net (28.2)%		(19,779,751)

Net Assets 100.0%		$70,022,074

22	See Accompanying Notes

September 30, 2020

(Unaudited)

Notes to Consolidated Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$621,523	$621,611	0.89%
CIMIC Group Ltd.	0.000	10/02/2020	06/26/2020	51,339	51,344	0.07
CIMIC Group Ltd.	0.000	10/14/2020	07/16/2020	1,430	1,430	0.00
CIMIC Group Ltd.	0.000	01/11/2021	07/29/2020	42,560	42,490	0.06
CIMIC Group Ltd.	0.000	01/22/2021	08/13/2020	49,260	49,191	0.07
CIMIC Group Ltd.	0.000	02/10/2021	08/20/2020	62,135	62,038	0.09
CIMIC Group Ltd.	0.000	03/16/2021	09/28/2020	40,811	40,803	0.06
CIMIC Group Ltd.	0.000	03/19/2021	09/28/2020	6,983	6,983	0.01
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	39,200	41,291	0.06
GHH Holdings Ltd.	1.965	12/04/2024	10/10/2018	65,715	61,446	0.09
General Motors Co.	5.400	10/02/2023	05/07/2020	7,793	8,606	0.01
General Motors Co.	6.125	10/01/2025	05/07/2020	7,794	9,073	0.01
Greensill Capital UK Ltd.	0.000	01/04/2021	09/28/2020	8,897	8,895	0.01
Hotel (PL Property) Ltd.	1.982	02/07/2023	07/09/2018	47,700	45,867	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,425	0.02
PKY- San Felipe Plaza LP	TBD - 3.550	12/09/2021	12/05/2018 - 06/16/2020	122,000	121,823	0.17
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,553	0.03
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	198,557	190,139	0.27

				$1,402,858	$1,394,008	1.99%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.110%	10/01/2020	10/02/2020	$800	U.S. Treasury Bonds 4.625% due 02/15/2040	$(816)	$800	$800
FICC	0.000	09/30/2020	10/01/2020	31,284	U.S. Treasury Notes 2.125% due 08/15/2021	(31,910)	31,284	31,284
JPS	0.060	09/30/2020	10/01/2020	21,100	U.S. Treasury Notes 1.500% due 10/31/2024	(21,549)	21,100	21,100
	0.110	09/29/2020	10/01/2020	100,000	U.S. Treasury Notes 2.125% due 05/31/2026	(101,906)	100,000	100,001
	0.110	09/30/2020	10/01/2020	59,100	U.S. Treasury Bonds 3.000% due 11/15/2044	(50,668)	59,100	59,100
					U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(9,278)
	0.110	10/01/2020	10/02/2020	6,000	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(6,136)	6,000	6,000
MBC	0.110	09/30/2020	10/01/2020	170,000	U.S. Treasury Notes 1.125% - 2.875% due 08/31/2021 - 06/30/2024	(175,346)	170,000	170,001
MSR	0.110	10/01/2020	10/02/2020	200,000	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	(203,779)	200,000	200,000
NXN	0.110	09/30/2020	10/01/2020	160,000	U.S. Treasury Bonds 3.125% due 05/15/2048	(162,423)	160,000	160,000
RDR	0.100	09/30/2020	10/01/2020	3,500	U.S. Treasury Notes 1.750% due 12/31/2024	(3,572)	3,500	3,500
SAL	0.110	10/01/2020	10/02/2020	7,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(7,863)	7,700	7,700
SCX	0.110	10/01/2020	10/02/2020	11,000	U.S. Treasury Bonds 3.000% - 6.250% due 08/15/2023 - 11/15/2044	(11,239)	11,000	11,000

Total Repurchase Agreements						$(786,485)	$770,484	$770,486

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BRC	(1.500)%	07/06/2020	TBD	(3)	$(6,666)	$(6,641)
	0.000	06/23/2020	TBD	(3)	(5,208)	(5,208)
JPS	0.025	09/23/2020	10/20/2020		(4,768)	(4,768)
	0.110	09/02/2020	10/15/2020		(22,713)	(22,715)
	0.110	09/04/2020	10/15/2020		(31,069)	(31,072)
	0.110	09/08/2020	10/15/2020		(59,289)	(59,294)
	0.110	09/10/2020	10/15/2020		(15,436)	(15,437)
	0.110	09/29/2020	10/15/2020		(9,722)	(9,722)
SGY	0.130	09/01/2020	10/15/2020		(34,100)	(34,103)

Total Reverse Repurchase Agreements						$(188,960)

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (4)
UBS	1.660%	04/22/2020	01/29/2021	$(53,227)	$(53,628)

Total Sale-Buyback Transactions					$(53,628)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Ginnie Mae, TBA	5.000%	10/01/2050	$200	$(216)	$(218)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2035	162,300	(171,725)	(171,642)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2035	19,000	(20,094)	(20,152)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	693,640	(740,544)	(740,515)

Total Short Sales (1.3)%				$(932,579)	$(932,527)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BRC	$0	$(11,849)	$0	$(11,849)	$13,826	$1,977
DEU	800	0	0	800	(816)	(16)
FICC	31,284	0	0	31,284	(31,910)	(626)
JPS	186,201	(143,008)	0	43,193	(47,588)	(4,395)
MBC	170,001	0	0	170,001	(175,346)	(5,345)
MSR	200,000	0	0	200,000	(203,779)	(3,779)
NXN	160,000	0	0	160,000	(162,423)	(2,423)
RDR	3,500	0	0	3,500	(3,572)	(72)
SAL	7,700	0	0	7,700	(7,863)	(163)
SCX	11,000	0	0	11,000	(11,239)	(239)
SGY	0	(34,103)	0	(34,103)	33,663	(440)
Master Securities Forward Transaction Agreement
UBS	0	0	(53,628)	(53,628)	52,282	(1,346)

Total Borrowings and Other Financing Transactions	$770,486	$(188,960)	$(53,628)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,768)	$0	$(11,849)	$(16,617)
U.S. Treasury Obligations	0	(172,343)	0	0	(172,343)

Total	$0	$(177,111)	$0	$(11,849)	$(188,960)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	0	0	(53,628)	(53,628)

Total	$0	$0	$0	$(53,628)	$(53,628)

Total Borrowings	$0	$(177,111)	$0	$(65,477)	$(242,588)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(242,588)

(n)	Securities with an aggregate market value of $242,121 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,249,908) at a weighted average interest rate of 0.698%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $297 of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	535	$109,470	$738	$157	$(220)
Euro-Buxl 30-Year Bond December Futures	12/2020	348	90,856	3,496	481	(465)
U.S. Treasury 5-Year Note December Futures	12/2020	1,464	184,510	170	0	(149)
U.S. Treasury 10-Year Note December Futures	12/2020	53,080	7,406,319	13,241	0	(13,270)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	2,816	624,624	(5,267)	0	(5,632)

				$12,378	$638	$(19,736)

24	See Accompanying Notes

September 30, 2020

(Unaudited)

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	39	$(6,237)	$9	$18	$0
U.S. Treasury 30-Year Bond December Futures	12/2020	2,548	(449,165)	3,818	2,389	0

				$3,827	$2,407	$0

Total Futures Contracts				$16,205	$3,045	$(19,736)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.505%	$1,700	$(19)	$4	$(15)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$	23,900	$155	$(113)	$42	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.826		10,600	(402)	490	88	0	(2)
Bank of America Corp.	1.000	Quarterly	12/20/2020	0.225		40,000	801	(720)	81	0	0
Boeing Co.	1.000	Quarterly	12/20/2020	2.671		10,600	61	(98)	(37)	3	0
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.367		58,200	1,175	(1,076)	99	0	(9)
Daimler AG	1.000	Quarterly	12/20/2020	0.207	EUR	35,800	593	(506)	87	0	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.273	$	8,700	(228)	340	112	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		41,100	(1,891)	1,810	(81)	14	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		50,400	(221)	(259)	(480)	0	(40)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		31,000	(484)	(40)	(524)	10	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.293		169,900	3,226	(2,909)	317	4	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.300		29,800	602	(442)	160	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.411		22,100	463	(296)	167	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.124		41,000	(226)	681	455	3	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.264		68,200	134	(2)	132	0	(4)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761	EUR	16,200	44	(2,421)	(2,377)	0	(78)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888		6,300	(35)	(1,028)	(1,063)	0	(28)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037		89,600	(14,030)	(3,154)	(17,184)	0	(409)
Tesco PLC	1.000	Quarterly	06/20/2022	0.221		104,500	(5,111)	6,815	1,704	0	(6)

							$(15,374)	$(2,928)	$(18,302)	$36	$(580)

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive (6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2050	GBP	961,100	$(73,617)	$785	$(72,832)	$7,879	$0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	266,300	292	4,376	4,668	0	(80)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023	$	1,819,100	(41,118)	180,546	139,428	0	(68)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	452,570,000	(24,788)	(59,129)	(83,917)	0	(1,710)
Pay	6-Month JPY-LIBOR	0.138	Semi-Annual	08/21/2026		19,500,000	0	(970)	(970)	83	0
Pay	6-Month JPY-LIBOR	0.137	Semi-Annual	08/21/2026		37,600,000	0	(1,860)	(1,860)	159	0
Pay	6-Month JPY-LIBOR	0.134	Semi-Annual	08/21/2026		19,500,000	0	(931)	(931)	83	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		39,030,000	0	(987)	(987)	169	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		19,400,000	0	(457)	(457)	84	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		34,400,000	0	(370)	(370)	152	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		55,050,000	(25)	(380)	(405)	244	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		20,653,000	0	(177)	(177)	88	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		20,653,000	0	(165)	(165)	88	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		10,326,000	0	(221)	(221)	44	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		25,118,000	35	(718)	(683)	112	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(12,525)	(16,311)	0	(307)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,759	(11,780)	(9,021)	0	(163)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	51,897	59,254	753	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(8,541)	(8,564)	0	(104)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(7,810)	(9,735)	0	(136)
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		852,000	8	(62)	(54)	5	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		14,131,000	0	(3,429)	(3,429)	141	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		13,979,000	0	(3,297)	(3,297)	140	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		75,115,000	1,831	(72,258)	(70,427)	0	(741)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(2,017)	(2,017)	0	(20)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(20,062)	(18,730)	0	(218)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(5,917)	(5,907)	0	(59)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		68,631,600	3,368	(70,018)	(66,650)	0	(700)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		38,310,000	4,139	(10,028)	(5,889)	442	0
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		14,280,000	368	(2,550)	(2,182)	165	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		7,310,000	0	(1,378)	(1,378)	87	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,538,600	15,982	(4,503)	11,479	129	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020	MXN	34,000,700	(1,374)	11,378	10,004	168	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	1,999	1,823	31	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(2,103)	(1,512)	0	(25)
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	821	821	14	0

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	28-Day MXN-TIIE	8.683%	Lunar	11/27/2020	MXN	32,374,500	$1,221	$(15,250)	$(14,029)	$0	$(150)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(5,740)	(5,220)	0	(55)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(2,974)	(2,974)	0	(30)
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(3,422)	(3,422)	0	(35)

							$(107,019)	$(80,227)	$(187,246)	$11,260	$(4,601)

Total Swap Agreements							$(122,412)	$(83,151)	$(205,563)	$11,297	$(5,181)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,045	$11,297	$14,342	$0	$(19,736)	$(5,181)	$(24,917)

(p)

Securities with an aggregate market value of $570,489 and cash of $84,674 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2020	DKK	23,310	$	3,646	$0	$(25)
	10/2020	HUF	14,508,215		49,065	2,271	0
	10/2020	$	30,003	CAD	40,153	152	0
	10/2020		37,261	HUF	10,991,340	0	(1,810)
	10/2020		17,609	SEK	159,355	184	0
	11/2020	CAD	40,153	$	30,006	0	(152)
	11/2020	SEK	159,355		17,615	0	(184)
	12/2020	$	3,650	DKK	23,310	25	0
	12/2020		178	SGD	244	1	0
	03/2021	PEN	20,048	$	5,595	38	0
BPS	10/2020	EUR	17,122		20,079	52	(47)
	10/2020	HUF	12,521,942		41,899	1,511	0
	10/2020	JPY	832,449		7,852	0	(41)
	10/2020	$	247	CZK	5,560	0	(6)
	10/2020		20,047	EUR	17,126	45	(13)
	10/2020		8,082	JPY	853,253	9	0
	11/2020	EUR	1,328,515	$	1,558,901	255	0
	11/2020	JPY	853,253		8,085	0	(9)
	11/2020	$	239	PLN	902	0	(6)
	12/2020	KRW	367,809	$	310	0	(5)
	04/2021	BRL	1,068,800		194,317	5,099	0
BRC	10/2020	$	201	MXN	4,390	0	(3)
	02/2021		39	CZK	853	0	(2)
BSH	04/2021	BRL	3,468,000	$	655,068	41,099	0
	07/2021		1,085,000		201,183	9,925	0
CBK	10/2020	CAD	12,497		9,504	119	0
	10/2020	DKK	8,075		1,268	0	(4)
	10/2020	PEN	25,786		7,214	58	0
	10/2020	$	69,708	CAD	93,259	330	0
	10/2020		1,325	DKK	8,748	53	0
	10/2020		6,289	GBP	4,779	0	(122)
	10/2020		2,610	JPY	276,300	10	0
	10/2020		1,611	RUB	115,907	0	(121)
	11/2020	CAD	93,259	$	69,716	0	(329)
	11/2020	$	269	ZAR	4,506	0	(1)
	12/2020	PEN	166,169	$	47,119	1,017	0
	12/2020	$	1,270	DKK	8,075	3	0
DUB	10/2020		5,305	PEN	18,865	0	(70)
	03/2021	PEN	265,640	$	74,139	508	0
FBF	12/2020	$	789	IDR	11,836,335	0	0

26	See Accompanying Notes

September 30, 2020

(Unaudited)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
GLM	10/2020	HUF	9,132,850	$	30,707	$1,250	$0
	10/2020	$	253	CZK	5,690	0	(6)
	10/2020		158,493	HUF	46,394,310	0	(8,854)
	10/2020		6,284	PEN	22,480	0	(46)
	12/2020		632	DKK	4,020	1	0
	12/2020		1,481	MYR	6,243	18	0
	12/2020		2,260	TWD	65,217	16	0
	03/2021	PEN	22,480	$	6,272	42	0
HUS	10/2020	AUD	2,102	$	1,536	31	0
	10/2020	CAD	97,606		74,138	836	0
	10/2020	GBP	154,243		197,930	0	(1,097)
	10/2020	HUF	11,280,883		37,047	662	0
	10/2020	$	1,131	AUD	1,564	0	(10)
	10/2020		141,322	GBP	109,820	418	(33)
	10/2020		348	JPY	36,992	3	0
	11/2020	GBP	107,823	$	138,735	0	(418)
IND	02/2021	$	43	CZK	951	0	(2)
JPM	10/2020	MXN	50,025	$	2,199	0	(58)
	10/2020	RUB	83,688		1,133	57	0
	10/2020	$	615	DKK	4,052	23	0
	11/2020	MXN	15,685	$	689	0	(16)
	11/2020	$	320	ZAR	5,440	3	0
	04/2021	BRL	3,230,902	$	600,535	28,542	0
MYI	10/2020	AUD	8,337		5,999	28	0
	10/2020	CAD	52,206		39,577	370	0
	10/2020	HUF	10,028,661		33,258	912	0
	10/2020	JPY	1,025,991		9,675	0	(53)
	10/2020	$	5,060	AUD	7,161	69	0
	10/2020		2,696	DKK	17,827	111	0
	10/2020		4,024	JPY	424,152	0	(2)
	11/2020	AUD	7,161	$	5,060	0	(69)
	11/2020	JPY	424,152		4,026	3	0
NGF	12/2020	$	5,962	INR	448,346	87	0
SCX	10/2020	GBP	584,930	$	780,036	25,272	0
	10/2020	SEK	159,355		18,299	505	0
	10/2020	$	6,367	AUD	8,981	66	0
	11/2020	AUD	8,981	$	6,368	0	(66)
	02/2021	ILS	25,446		7,410	0	(36)
SOG	10/2020	$	721	DKK	4,777	31	0
	11/2020		251	ZAR	4,241	1	0
SSB	10/2020	GBP	345,837	$	459,512	13,261	0
	10/2020	PEN	22,480		6,311	73	0
	10/2020	$	909	BRL	5,099	0	(1)
	10/2020		57,870	CAD	77,533	357	0
	10/2020		8,473	JPY	892,419	0	(12)
	11/2020	CAD	77,533	$	57,877	0	(357)
	11/2020	GBP	970,411		1,243,814	0	(8,564)
	11/2020	JPY	892,419		8,477	12	0
	11/2020	PEN	161,444		45,349	549	0
TOR	10/2020	AUD	965		699	8	0
	10/2020	BRL	5,099		902	0	(6)
	10/2020	CAD	48,635		37,182	656	0
	10/2020	EUR	2,440,581		2,920,745	59,286	0
	10/2020	JPY	939,395		8,861	0	(46)
	10/2020	$	904	BRL	5,099	4	0
	10/2020		2,376	JPY	250,718	2	0
	11/2020	EUR	1,112,062	$	1,304,912	213	0
	11/2020	JPY	250,718		2,376	0	(2)
	11/2020	$	901	BRL	5,100	6	0
UAG	10/2020	AUD	30,563	$	22,075	184	0
	10/2020	$	17,089	AUD	24,259	287	0
	10/2020		602	JPY	64,002	5	0
	11/2020	AUD	24,259	$	17,091	0	(286)
	11/2020	NOK	7,900		889	42	0
	02/2021	$	69	CZK	1,508	0	(3)

Total Forward Foreign Currency Contracts						$197,066	$(22,993)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	$(1,710)	$(3)
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(7,941)	$(3)

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	46,000	$(338)	$(187)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	177,500	(1,359)	(432)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	206,200	(1,353)	(489)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	79,200	(582)	(567)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	138,900	(1,091)	(823)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	136,500	(576)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	42,400	(139)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	163,100	(535)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	196,000	(613)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	171,200	(548)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	220,000	(885)	(198)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	106,300	(428)	(98)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	42,600	(80)	(5)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	111,000	(468)	(139)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	168,000	(945)	(755)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	155,200	(679)	(1,501)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	119,000	(460)	(460)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	154,000	(385)	(270)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	43,000	(296)	(202)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	90,000	(408)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	150,400	(540)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	22,400	(74)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	108,200	(355)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	107,100	(289)	(395)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	150,400	(352)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	54,200	(106)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	98,000	(291)	(89)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	74,200	(325)	(89)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	61,600	(452)	(559)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	61,600	(452)	(77)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	74,200	(209)	(153)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	98,000	(199)	(88)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	64,800	(243)	(265)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	53,000	(199)	(228)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	64,800	(132)	(135)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	53,000	(99)	(92)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	153,700	(865)	(151)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	153,700	(720)	(586)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	42,600	(78)	(5)

					$(18,148)	$(9,092)

Total Written Options					$(26,089)	$(9,095)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

									Swap Agreements, at Value (5)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CBK	AXA Equitable Holdings, Inc.	1.000%	Quarterly	06/20/2023	0.826%	$9,600	$(261)	$309	$48	$0
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.479	10,000	23	171	194	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.479	85,000	261	1,391	1,652	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.222	10,000	102	210	312	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	144,900	934	(1,272)	0	(338)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761	127,400	(5,478)	(2,442)	0	(7,920)
JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	3,030	15	(22)	0	(7)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	800	(40)	1	0	(39)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.479	10,000	16	178	194	0

							$(4,428)	$(1,476)	$2,400	$(8,304)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$9,273	$(2,115)	$1,251	$0	$(864)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	288	157	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	95	284	379	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	821	448	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	325	533	0

						$(2,316)	$2,969	$1,517	$(864)

Total Swap Agreements						$(6,744)	$1,493	$3,917	$(9,168)

28	See Accompanying Notes

September 30, 2020

(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$2,671	$0	$0	$2,671	$(2,171)	$0	$0	$(2,171)	$500	$(620)	$(120)
BPS	6,971	0	0	6,971	(127)	0	0	(127)	6,844	(7,534)	(690)
BRC	0	0	0	0	(5)	0	(864)	(869)	(869)	876	7
BSH	51,024	0	0	51,024	0	0	0	0	51,024	(55,330)	(4,306)
CBK	1,590	0	778	2,368	(577)	(3)	0	(580)	1,788	(1,722)	66
DUB	508	0	0	508	(70)	0	0	(70)	438	(1,430)	(992)
FAR	0	0	0	0	0	(2,832)	0	(2,832)	(2,832)	2,546	(286)
GLM	1,327	0	0	1,327	(8,906)	0	0	(8,906)	(7,579)	8,058	479
GSC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GST	0	0	2,945	2,945	0	0	(8,258)	(8,258)	(5,313)	6,119	806
HUS	1,950	0	0	1,950	(1,558)	0	0	(1,558)	392	(1,547)	(1,155)
IND	0	0	0	0	(2)	0	0	(2)	(2)	12	10
JPM	28,625	0	0	28,625	(74)	(5,513)	(46)	(5,633)	22,992	(25,725)	(2,733)
MYC	0	0	194	194	0	0	0	0	194	(197)	(3)
MYI	1,493	0	0	1,493	(124)	0	0	(124)	1,369	(1,820)	(451)
NGF	87	0	0	87	0	0	0	0	87	0	87
SAL	0	0	0	0	0	(742)	0	(742)	(742)	797	55
SCX	25,843	0	0	25,843	(102)	0	0	(102)	25,741	(29,680)	(3,939)
SOG	32	0	0	32	0	0	0	0	32	(50)	(18)
SSB	14,252	0	0	14,252	(8,934)	0	0	(8,934)	5,318	(15,410)	(10,092)
TOR	60,175	0	0	60,175	(54)	0	0	(54)	60,121	(59,820)	301
UAG	518	0	0	518	(289)	0	0	(289)	229	(520)	(291)

Total Over the Counter	$197,066	$0	$3,917	$200,983	$(22,993)	$(9,095)	$(9,168)	$(41,256)

(r)

Securities with an aggregate market value of $18,407 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivatives instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,045	$3,045
Swap Agreements	0	37	0	0	11,260	11,297

	$0	$37	$0	$0	$14,305	$14,342

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$197,066	$0	$197,066
Swap Agreements	0	3,917	0	0	0	3,917

	$0	$3,917	$0	$197,066	$0	$200,983

	$0	$3,954	$0	$197,066	$14,305	$215,325

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,736	$19,736
Swap Agreements	0	580	0	0	4,601	5,181

	$0	$580	$0	$0	$24,337	$24,917

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,993	$0	$22,993
Written Options	0	0	0	0	9,095	9,095
Swap Agreements	0	9,168	0	0	0	9,168

	$0	$9,168	$0	$22,993	$9,095	$41,256

	$0	$9,748	$0	$22,993	$33,432	$66,173

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(875)	$(875)
Written Options	0	0	0	0	3,931	3,931
Futures	0	0	0	0	674,785	674,785
Swap Agreements	0	(13,469)	0	0	(64,447)	(77,916)

	$0	$(13,469)	$0	$0	$613,394	$599,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$241,533	$0	$241,533
Written Options	0	591	0	2,039	55,065	57,695
Swap Agreements	0	9,528	0	0	(2,602)	6,926

	$0	$10,119	$0	$243,572	$52,463	$306,154

	$0	$(3,350)	$0	$243,572	$665,857	$906,079

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3,812)	$(3,812)
Futures	0	0	0	0	(608,066)	(608,066)
Swap Agreements	0	9,508	0	0	77,799	87,307

	$0	$9,508	$0	$0	$(534,079)	$(524,571)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(309,566)	$0	$(309,566)
Written Options	0	9,760	0	30,302	(32,813)	7,249
Swap Agreements	0	4,632	0	0	0	4,632

	$0	$14,392	$0	$(279,264)	$(32,813)	$(297,685)

	$0	$23,900	$0	$(279,264)	$(566,892)	$(822,256)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$165,658	$871,852	$1,037,510
Corporate Bonds & Notes
Banking & Finance	0	14,173,676	16,553	14,190,229
Industrials	0	8,421,263	0	8,421,263
Specialty Finance	0	220,918	56,681	277,599
Utilities	0	2,807,664	0	2,807,664
Municipal Bonds & Notes
California	0	67,850	0	67,850
Connecticut	0	209	0	209
Florida	0	71,242	0	71,242
Georgia	0	77,660	0	77,660
Illinois	0	18,000	0	18,000
Iowa	0	20,169	0	20,169
Massachusetts	0	6,443	0	6,443
Michigan	0	245	0	245
New York	0	89,735	0	89,735
Ohio	0	4,424	0	4,424
Pennsylvania	0	9,701	0	9,701
Rhode Island	0	211	0	211
Texas	0	14,839	0	14,839
West Virginia	0	110,856	0	110,856
U.S. Government Agencies	0	29,463,657	0	29,463,657
U.S. Treasury Obligations	0	7,399,425	0	7,399,425
Non-Agency Mortgage-Backed Securities	14,300	7,903,339	178,938	8,096,577
Asset-Backed Securities	0	5,175,275	78,681	5,253,956
Sovereign Issues	0	3,072,289	0	3,072,289
Common Stocks
Consumer Discretionary	7	0	0	7
Preferred Securities
Banking & Finance	0	60,494	0	60,494
Utilities	0	0	621,611	621,611
Short-Term Instruments
Repurchase Agreements	0	770,484	0	770,484

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
U.S. Treasury Bills	$0	$782,914	$0	$782,914
	$14,307	$80,908,640	$1,824,316	$82,747,263

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,905,410	$0	$0	$6,905,410
Total Investments	$6,919,717	$80,908,640	$1,824,316	$89,652,673

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(932,527)	0	(932,527)
	$0	$(932,527)	$0	$(932,527)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,045	11,297	0	14,342
Over the counter	0	200,983	0	200,983
	$3,045	$212,280	$0	$215,325

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,736)	(5,181)	0	(24,917)
Over the counter	0	(39,295)	(1,961)	(41,256)
	$(19,736)	$(44,476)	$(1,961)	$(66,173)
Total Financial Derivative Instruments	$(16,691)	$167,804	$(1,961)	$149,152

Totals	$6,903,026	$80,143,917	$1,822,355	$88,869,298

30	See Accompanying Notes

September 30, 2020

(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$913,542	$22,562	$(82,800)	$424	$15	$21,126	$0	$(3,017)	$871,852	$20,061
Corporate Bonds & Notes
Banking & Finance	16,936	0	0	0	0	(383)	0	0	16,553	(383)
Specialty Finance	0	65,581	(8,895)	6	0	(11)	0	0	56,681	(11)
Non-Agency Mortgage-Backed Securities	6,843	173,326	0	190	0	(1,421)	0	0	178,938	(1,421)
Asset-Backed Securities	76,414	4,883	(703)	0	7	(1,920)	0	0	78,681	(1,942)
Preferred Securities
Utilities	0	621,523	0	0	0	88	0	0	621,611	88
	$1,013,735	$887,875	$(92,398)	$620	$22	$17,479	$0	$(3,017)	$1,824,316	$16,392

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(1,139)	$0	$0	$(822)	$0	$0	$(1,961)	$(822)

Totals	$1,013,735	$887,875	$(93,537)	$620	$22	$16,657	$0	$(3,017)	$1,822,355	$15,570

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$32,100	Market Based Approach	Recovery Value	100.000	—
	587,871	Other Valuation Techniques (2)	—	—	—
	110,759	Proxy Pricing	Base Price	99.870 - 100.750	100.034
	141,122	Third Party Vendor	Broker Quote	99.925 - 100.100	100.016
Corporate Bonds & Notes
Banking & Finance	16,553	Reference Instrument	Option Adjusted Spread	666.300 bps	—
Specialty Finance	56,681	Proxy Pricing	Base Price	98.144 - 98.933	98.268
Non-Agency Mortgage-Backed Securities	9,917	Other Valuation Techniques (2)	—	—	—
	154,999	Proxy Pricing	Base Price	69.585 - 1,061.790	114.090
	14,022	Proxy Pricing	Base Price	$452,811.930	—
Asset-Backed Securities	78,681	Proxy Pricing	Base Price	98.390 - 99.695	98.471
Preferred Securities
Utilities	621,611	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(1,501)	Indicative Market Quotation	Broker Quote	0.967	—
	(460)	Other Valuation Techniques (2)	—	—	—

Total	$1,822,355

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	NXN	Natixis New York
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY
DEU	Deutsche Bank Securities, Inc.	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris
DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MSR	Morgan Stanley & Co LLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYC	Morgan Stanley & Co LLC FICC Repo	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
AUD	Australian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CZK	Czech Koruna	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HUF	Hungarian Forint

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate
BBSW3M	3 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
COF 11	Cost of Funds - 11th District of San Francisco	PRIME	Daily US Prime Rate	US0006M	6 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced
BABs	Build America Bonds	OIS	Overnight Index Swap	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
DAC	Designated Activity Company

32	See Accompanying Notes

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)    Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)     Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)    Not applicable for open-end investment companies.

(a)(4)    There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)        Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	December 4, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	December 4, 2020